UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-7436

THE DFA INVESTMENT TRUST COMPANY
(Exact name of registrant as specified in charter)

1299 Ocean Avenue, Santa Monica, CA			90401
(Address of principal executive offices)			(Zip code)

Catherine L. Newell, Esquire, Vice President and Secretary The DFA Investment Trust Company, 1299 Ocean Avenue, Santa Monica, CA 90401
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-395-8005

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.

THE DFA INVESTMENT TRUST COMPANY

The Global Value Series

The Global Large Company Series

The Global Small Company Series

Annual Report

Year Ended November 30, 2006

ANNUAL REPORT

This report is submitted for the information of the Funds' shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

# The Global Value Series vs. MSCI World Value Index (net dividends)

August 27, 1999-November 30, 2006

Growth of $10,000
DFA Global Value Series
MSCI World Value Index (net dividends)
$30,000
$20,000
$10,000
$0
$21,532
$15,173
08/99
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 8/27/1999 |
|---|---|---|---|
| | 26.69% | 17.15% | 11.14% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

# The Global Large Company Series vs. MSCI World Index (net dividends)
August 21, 2000-November 30, 2006

Growth of $10,000
DFA Global Large Company Series
MSCI World Index (net dividends)
$20,000
$10,000
$0
08/00
2002
2003
2004
2005
2006
11/06
$12,151
$12,022

| Average Annual Total Return | One Year | Five Years | From 8/21/2000 |
|---|---|---|---|
| | 21.02% | 10.02% | 3.15% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

## The Global Small Company Series vs.
## MSCI World Small Cap Index (net dividends), MSCI World Small Cap Index (price-only)
### August 21, 2000-November 30, 2006

Growth of $10,000
DFA Global Small Company Series
MSCI World Small Cap Index (net dividends)
MSCI World Small Cap Index (price-only)
$30,000
$20,000
$10,000
$0
08/00
2002
2003
2004
2005
2006
11/06
$22,858
$20,872
$18,952

| Average Annual Total Return | One Year | Five Years | From 8/21/2000 |
|---|---|---|---|
| | 22.20% | 19.73% | 14.08% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

1

MANAGEMENT'S DISCUSSION AND ANALYSIS

Global Equity Market Review  Year Ended November 30, 2006

Global equity markets had broadly positive returns for the year under review. For the year ended November 30, 2006, total return for large cap U.S. stocks was 14.23% as measured by the S&P 500 Index®. When expressed in local currencies, prices rose strongly in all of the largest country constituents of the MSCI EAFE Index with the exception of Japan. Non-U.S. securities returns were improved by appreciation of non-U.S. currencies relative to the U.S. dollar. Overall, currency exchange rate changes added to returns for U.S. dollar-based investors: total return for the MSCI EAFE Index (net dividends) was 16.68% in local currency and 28.20% in U.S. dollars.

% Total Returns for Year Ended November 30, 2006

Ten Largest Foreign Developed Markets	Local Currency Return	U.S. Dollar Return
United Kingdom	15.33%	31.10%
Japan	8.89%	12.65%
France	20.34%	35.30%
Switzerland	17.30%	28.71%
Germany	21.64%	36.76%
Netherlands	19.10%	33.91%
Australia	23.02%	31.21%
Italy	22.21%	37.41%
Spain	33.57%	50.18%
Canada	21.61%	24.44%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Large company growth stocks and small cap stocks were the poorest-performing asset classes in international markets, while large company value stocks had the best relative results.

% Total Returns for Year Ended November 30, 2006 (U.S. dollars)

MSCI EAFE Small Cap Index (net dividends)	24.70%
Russell 2000 Index®	17.43%
MSCI EAFE Value Index (net dividends)	31.08%
MSCI EAFE Index (net dividends)	28.20%
MSCI EAFE Growth Index (net dividends)	25.29%
Russell 1000 Value Index®	20.28%
Russell 1000 Growth Index®	8.37%
S&P 500 Index®	14.23%

The distinction between large company and small company stocks was minor in the U.S. with small slightly outperforming large. Size differences were minor in international markets as well however large stocks outperformed small stocks. Value stocks outperformed growth stocks handily in the U.S. and by smaller margins in international markets.

Source: MSCI data copyright MSCI 2006, all rights reserved. Frank Russell Company is the source and owner of Russell data. The S&P data are provided by Standard & Poor's Index Services Group.

2

Global Equity Portfolios' Performance Overview

The Global Value Series

The Global Value Series seeks to capture the returns of global large company value stocks by purchasing shares of two Master Funds that invest in such stocks: The U.S. Large Cap Value Series and The DFA International Value Series. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to global large company value stocks, but does not attempt to track closely a specific equity index. The Master Funds held a combined total of approximately 890 stocks in 23 developed country markets, as of November 30, 2006, and were essentially fully invested in equities throughout the year: cash equivalents averaged approximately 1% of Master Funds assets.

As a result of The Global Value Series' diversified investment approach, performance was determined principally by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, value stocks outperformed growth stocks in both the U.S. and to a somewhat lesser extent in international markets. Total returns were 20.28% for the Russell 1000 Value Index®, 8.37% for the Russell 1000 Growth Index®, 31.08% for the MSCI EAFE Value Index (net dividends), and 25.29% for the MSCI EAFE Growth Index (net dividends), and 24.46% for the MSCI World Value Index (net dividends). Total return for The Global Value Series was 26.69%. Relative to the MSCI World Value Index (net dividends), the better performance of the Series was primarily due to greater exposure to stocks with more pronounced value characteristics as measured by book-to-market ratio.

The Global Large Company Series

The Global Large Company Series seeks to capture the returns of global large company stocks by purchasing shares of the U.S. Large Company Series and the Large Cap International Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to global large company stocks, but does not attempt to track closely a specific equity index. Combined, The U.S. Large Company Series and the Large Cap International Portfolio held approximately 2,120 stocks in 23 developed country markets as of November 30, 2006. The Series and the Portfolio were essentially fully invested in equities throughout the year: cash equivalents averaged approximately 1% of their respective assets.

As a result of The Global Large Company Series' diversified investment approach, performance was determined principally by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, international stocks generally outperformed U.S. stocks. Total returns were 28.20% for the MSCI EAFE Index (net dividends) of international stocks, 14.23% for the S&P 500 Index® of U.S. stocks, and 20.28% for the MSCI World Index (net dividends) of global stocks. Total return for The Global Large Company Series was 21.02%. Relative to the MSCI World Index (net dividends), outperformance of the Series was a result of better returns from The U.S. Large Company Series compared to the U.S. portion of the Index. These returns were primarily a function of composition differences between The U.S. Large Company Series and the Index.

The Global Small Company Series

The Global Small Company Series seeks to capture the returns of global small company stocks by purchasing shares of five Master Funds that individually invest in small company stocks in the United States, the United Kingdom, Europe (excluding UK), Japan and the Asia Pacific (excluding Japan) region, respectively. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Funds held a combined total of more than 7,200 stocks in 22 developed country markets, and were essentially fully invested in equities throughout the year: cash equivalents averaged approximately 1% of each Master Fund's assets.

As a result of The Global Small Company Series' diversified investment approach, performance was determined principally by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks outperformed large company stocks in the U.S. and underperformed large company stocks in international markets. Total returns were 17.43% for the Russell 2000

3

Index®, 14.23% for the S&P 500 Index®, 28.20% for the MSCI EAFE Index (net dividends), and 18.54% for the MSCI World Small Cap Index (price only), and 19.97% for the MSCI World Small Cap Index (net dividends). Total return for The Global Small Company Series was 22.20%. The MSCI World Small Cap Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI World Small Cap Index (price only) for performance comparison purposes until the MSCI World Small Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI World Small Cap Index (net dividends), outperformance of the Series was primarily due to the better performance of the underlying funds in the Global Series compared to the Index as well as to different regional allocations. The international portion of the Series outperformed the MSCI World (excluding USA) Small Cap Index (net dividends) by approximately 300 basis points while the performance of the U.S. portion of the Series was in line with the MSCI USA Small Cap Index (net dividends).

4

THE DFA INVESTMENT TRUST COMPANY

DFA INVESTMENT DIMENSIONS GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

FNMA  Federal National Mortgage Association

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

STRIPS  Separate Trading of Registered Interest and Principal of Securities

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan, Restricted Securities, and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of November 30, 2006.

(y)  The rate shown is the effective yield.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

N/A  Does not apply to this fund.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission.

5

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLES

Global Value Series**	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,121.20	0.19%	$1.01
Hypothetical 5% Annual Return	$1,000.00	$1,024.12	0.19%	$0.96

6

Global Large Company Series**	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,109.10	0.19%	$1.00
Hypothetical 5% Annual Return	$1,000.00	$1,024.12	0.19%	$0.96
Global Small Company Series**
Actual Fund Return	$1,000.00	$1,082.80	0.11%	$0.57
Hypothetical 5% Annual Return	$1,000.00	$1,024.52	0.11%	$0.56

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

**  The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds's portion of the expenses of its Master Funds.

7

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Master Funds' holdings which reflect the investments by category or country.

Affiliated Investment Companies
The Global Value Series	100.0%
The Global Large Company Series	100.0%
The Global Small Company Series	100.0%

8

THE DFA INVESTMENT TRUST COMPANY

SCHEDULES OF INVESTMENTS
November 30, 2006

THE GLOBAL VALUE SERIES

		Value†
AFFILIATED INVESTMENT COMPANIES — (99.6%)
Investment in The DFA International Value Series of The DFA Investment Trust Company (8,143,661 Shares)		$179,649,162
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company (7,545,437 Shares)		176,865,043
TOTAL AFFLIATED INVESTMENT COMPANIES — (Cost $247,559,511)		356,514,205
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,861,000 FNMA 5.50%, 02/01/35, valued at $1,477,947) to be repurchased at $1,456,210 (Cost $1,456,000)	$1,456	1,456,000
TOTAL INVESTMENTS — (100.0%) (Cost $249,015,511)		$357,970,205

THE GLOBAL LARGE COMPANY SERIES

		Value†
AFFILIATED INVESTMENT COMPANIES — (99.5%)
Investment in Large Cap International Portfolio of The DFA Investment Dimensions Group Inc. (3,200,837 Shares)		$75,539,753
Investment in The U.S. Large Company Series of The DFA Investment Trust Company		74,202,244
TOTAL AFFILIATED INVESTMENT COMPANIES — (Cost $108,085,276)		149,741,997
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $718,000 FNMA 4.374%, 10/01/35, valued at $693,602) to be repurchased at $683,098 (Cost $683,000)	$683	683,000
TOTAL INVESTMENTS — (100.0%) (Cost $108,768,276)		$150,424,997

See accompanying Notes to Financial Statements.
9

SCHEDULES OF INVESTMENTS
CONTINUED

THE GLOBAL SMALL COMPANY SERIES

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The U.S. Small Cap Series of The DFA Investment Trust Company (11,026,257 Shares)	$197,590,525
Investment in The Continental Small Company Series of The DFA Investment Trust Company	79,016,598
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	55,457,865
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	43,043,153
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	26,462,392
TOTAL AFFILIATED INVESTMENT COMPANIES — (100.0%) (Cost $286,174,545)	$401,570,533

See accompanying Notes to Financial Statements.
10

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The Global Value Series	The Global Large Company Series	The Global Small Company Series
ASSETS:
Investments in Affiliated Investment Companies at Value	$356,514	$149,742	$401,571
Temporary Cash Investments at Value	1,456	683	—
Cash	1	1	—
Receivable for Fund Shares Sold	—	—	122
Total Assets	357,971	150,426	401,693
LIABILITIES:
Payable for Investment Securities Purchased	—	—	122
Accrued Expenses and Other Liabilities	13	7	16
Total Liabilities	13	7	138
NET ASSETS	$357,958	$150,419	$401,555

SHARES OUTSTANDING $0.01 PAR VALUE (1)	20,464,059	13,571,385	21,458,803

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$17.49	$11.08	$18.71

Investments in Affiliated Investment Companies at Cost	$247,560	$108,085	$286,175
Temporary Cash Investments at Cost	$1,456	$683	$—
NET ASSETS CONSIST OF:
Paid-in Capital	$236,810	$109,154	$265,187
Accumulated Net Investment Income (Loss)	6,289	2,455	4,877
Accumulated Net Realized Gain (Loss) of Investment Securities and Futures	5,905	(2,847)	16,091
Accumulated Net Realized Foreign Exchange Gain (Loss)	—	—	(4)
Unrealized Appreciation (Depreciation) of Investment Securities, Futures, and Foreign Currency	108,954	41,657	115,396
Unrealized Net Foreign Exchange Gain (Loss)	—	—	8
NET ASSETS	$357,958	$150,419	$401,555

(1) NUMBER OF SHARES AUTHORIZED	Unlimited	Unlimited	Unlimited

See accompanying Notes to Financial Statements.
11

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The Global Value Series	The Global Large Company Series*	The Global Small Company Series*
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Income Distributions Received from Affiliated Investment Companies	$7,235	$1,762	$1,901
Dividends (Net of Foreign Taxes Withheld of $0, $0 and $225, respectively)	—	1,157	3,575
Interest	2	44	37
Income from Securities Lending	—	14	575
Expenses Allocated from Master Funds	—	(27)	(240)
Total Net Investment Income Received from Affiliated Investment Companies	7,237	2,950	5,848
Fund Investment Income:
Interest	—	1	1
Fund Expenses
Accounting & Transfer Agent Fees	15	13	15
Audit Fees	5	5	5
Shareholders' Reports	13	6	15
Directors'/Trustees' Fees & Expenses	3	2	4
Other	1	—	2
Total Fund Expenses	37	26	41
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	22	—
Net Expenses	37	48	41
Net Investment Income (Loss)	7,200	2,903	5,808
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	6,694	—	8,854
Net Realized Gain (Loss) on Investment Securities Sold	(59)	(312)	9,018
Net Realized Gain (Loss) on Futures	—	54	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	(4)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	51,231	20,681	43,171
Futures	—	(38)	—
Translation of Foreign Currency Denominated Amounts	—	—	15
Net Realized and Unrealized Gain (Loss)	57,866	20,385	61,054
Net Increase (Decrease) in Net Assets Resulting from Operations	$65,066	$23,288	$66,862

*  Investment Income and Net Realized and Unrealized Gain (Loss) were allocated from each Portfolio's respective Master Fund.

See accompanying Notes to Financial Statements.
12

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The Global Value Series		The Global Large Company Series		The Global Small Company Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$7,200	$4,639	$2,903	$2,050	$5,808	$3,896
Capital Gain Distributions Received from Affiliated Investment Companies	6,694	3,352	—	—	8,854	4,521
Net Realized Gain (Loss) on Investment Securities Sold	(59)	3,070	(312)	(386)	9,018	8,575
Net Realized Gain (Loss) on Futures	—	—	54	17	—	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	—	(4)	(48)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	51,231	16,492	20,681	7,456	43,171	15,025
Futures	—	—	(38)	5	—	—
Translation of Foreign Currency Denominated Amounts	—	—	—	—	15	(21)
Net Increase (Decrease) in Net Assets Resulting from Operations	65,066	27,553	23,288	9,142	66,862	31,948
Distributions From:
Net Investment Income	(4,206)	(1,335)	(1,878)	(899)	(3,987)	(1,394)
Net Short-Term Gains	(1,777)	(76)	—	—	(2,471)	(1,043)
Net Long-Term Gains	(5,191)	—	—	—	(11,282)	(2,892)
Total Distributions	(11,174)	(1,411)	(1,878)	(899)	(17,740)	(5,329)
Capital Share Transactions (1):
Shares Issued	83,649	70,676	34,044	35,317	65,959	52,296
Shares Issued in Lieu of Cash Distributions	10,277	1,199	1,596	764	16,771	4,963
Shares Redeemed	(837)	(56,375)	(3,674)	(29,187)	(1,349)	(965)
Net Increase (Decrease) from Capital Share Transactions	93,089	15,500	31,966	6,894	81,381	56,294
Total Increase (Decrease) in Net Assets	146,981	41,642	53,376	15,137	130,503	82,913
Net Assets
Beginning of Period	210,977	169,335	97,043	81,906	271,052	188,139
End of Period	$357,958	$210,977	$150,419	$97,043	$401,555	$271,052

(1) Shares Issued and Redeemed:
Shares Issued	5,286	5,191	3,384	3,992	3,885	3,376
Shares Issued in Lieu of Cash Distributions	728	92	170	88	1,070	346
Shares Redeemed	(54)	(4,084)	(383)	(3,280)	(77)	(64)
	5,960	1,199	3,171	800	4,878	3,658

Accumulated Net Investment Income (Loss)	$6,289	$3,302	$2,455	$1,430	$4,877	$2,996

See accompanying Notes to Financial Statements.
13

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The Global Value Series	The Global Large Company Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$14.55	$12.73	$10.32	$8.17	$9.07	$9.33	$8.53	$7.46	$6.36	$7.47
Income From Investment Operations
Net Investment Income (Loss)	0.41	(A)	0.33	0.17	2.11	0.11	0.24	(A)	0.20	0.16	0.10	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	3.30	1.60	2.54	0.14	(0.72)	1.69	0.69	1.12	1.09	(1.12)
Total From Investment Operations	3.71	1.93	2.71	2.25	(0.61)	1.93	0.89	1.28	1.19	(1.02)
Less Distributions
Net Investment Income	(0.29)	(0.10)	(0.30)	(0.10)	(0.13)	(0.18)	(0.09)	(0.21)	(0.09)	(0.09)
Net Realized Gains	(0.48)	(0.01)	—	—	(0.16)	—	—	—	—	—
Total Distributions	(0.77)	(0.11)	(0.30)	(0.10)	(0.29)	(0.18)	(0.09)	(0.21)	(0.09)	(0.09)
Net Asset Value, End of Period	$17.49	$14.55	$12.73	$10.32	$8.17	$11.08	$9.33	$8.53	$7.46	$6.36
Total Return	26.69%	15.20%	26.81%	28.01%	(6.84)%	21.02%	10.51%	17.46%	19.07%	(13.80)%
Net Assets, End of Period (thousands)	$357,958	$210,977	$169,335	$93,488	$44,330	$150,419	$97,043	$81,906	$44,460	$21,083
Ratio of Expenses to Average Net Assets(B)	0.19%	0.23%	0.27%	0.368%	0.375%	0.21%	0.33%	0.25%	0.25%	0.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)(B)	0.19%	0.23%	0.25%	0.298%	0.465%	0.19%	0.26%	0.29%	0.37%	0.57%
Ratio of Net Investment Income to Average Net Assets	2.62%	2.36%	1.52%	1.96%	2.17%	2.40%	2.15%	2.48%	1.29%	1.01%

See accompanying Notes to Financial Statements.
14

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The Global Small Company Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$16.35	$14.56	$12.42	$8.59	$9.08
Income From Investment Operations
Net Investment Income (Loss)	0.30	(A)	0.27	(A)	0.18	0.13	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	3.12	1.93	2.71	3.79	(0.47)
Total From Investment Operations	3.42	2.20	2.89	3.92	(0.37)
Less Distributions
Net Investment Income	(0.24)	(0.11)	(0.28)	(0.09)	(0.10)
Net Realized Gains	(0.82)	(0.30)	(0.47)	—	(0.02)
Total Distributions	(1.06)	(0.41)	(0.75)	(0.09)	(0.12)
Net Asset Value, End of Period	$18.71	$16.35	$14.56	$12.42	$8.59
Total Return	22.20%	15.49%	24.50%	46.17%	4.20%
Net Assets, End of Period (thousands)	$401,555	$271,052	$188,139	$127,872	$43,220
Ratio of Expenses to Average Net Assets(B)	0.11%	0.18%	0.21%	0.30%	0.375%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)(B)	0.11%	0.18%	0.21%	0.26%	0.455%
Ratio of Net Investment Income to Average Net Assets	1.77%	1.76%	1.40%	1.55%	1.81%

15
15See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one investment portfolios of which The Global Value Series, The Global Large Company Series, and The Global Small Company Series (the "Global Funds") are presented in this section of the report.

The Global Funds achieve their investment objectives by investing primarily in eight portfolios within The DFA Investment Trust Company ("ITC") and one portfolio of DFA Investment Dimensions Group Inc. ("IDG") (collectively, the "Master Funds").

	Global Funds (Percentage Ownership at November 30, 2006)
Master Funds	The Global Value Series	The Global Large Company Series	The Global Small Company Series
The U.S. Large Company Series (ITC)	N/A	1%	N/A
The U.S. Large Cap Value Series (ITC)	2%	N/A	N/A
The U.S. Small Cap Series (ITC)	N/A	N/A	5%
The DFA International Value Series (ITC)	2%	N/A	N/A
The Japanese Small Company Series (ITC)	N/A	N/A	4%
The Asia Pacific Small Company Series (ITC)	N/A	N/A	3%
The United Kingdom Small Company Series (ITC)	N/A	N/A	4%
The Continental Small Company Series (ITC)	N/A	N/A	4%
Large Cap International Portfolio (IDG)	N/A	5%	N/A

N/A – Global Fund does not hold any shares in Master Fund.

The U.S. Large Cap Value Series, The DFA International Value Series, Large Cap International Portfolio and The U.S. Small Cap Series (the "Corporate Masters") are organized as regulated investment companies for federal income tax purposes. The U.S. Large Company Series, The Japanese Small Company Series, The United Kingdom Small Company Series, The Asia Pacific Small Company Series and The Continental Small Company Series (the "Partnership Masters") are organized as partnerships for federal income tax purposes.

The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Global Funds.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of the Corporate Masters held by the Global Funds are valued at their respective daily net asset values. The Global Funds' investments reflect each of their proportionate interest in the net assets of their respective Partnership Masters.

16

2.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees and Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Global Fund are directly charged. Common expenses of the Trust or Global Funds are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Global Large Company Series and The Global Small Company Series, each recognize their pro-rata share of net investment income and realized and unrealized gains/losses of investment securities and foreign currency, on a daily basis, from their respective Partnership Masters.

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Funds' financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Master Funds. The Global Funds are not subject to a management fee.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive its fees and to assume each Global Fund's expenses (including the expenses the Global Funds bear as a shareholder of their Master Funds) to the extent necessary to limit the expenses of each Global Fund to the following rates as a percentage of average daily net assets on an annualized basis: 0.375% for The Global Value Series; 0.25% for The Global Large Company Series; and 0.375% for The Global Small Company Series. At any time that the annualized expenses of a Global Fund are less than the rate listed above for such Global Fund on an annualized basis, the

17

Advisor retains the right to recover for any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Global Funds' annualized expenses to exceed the applicable percentage of average daily net assets as listed above. The Global Funds are not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such recovery. The Fee Waiver and Expense Assumption Agreement shall remain in effect for a period of one year from April 1, 2006 to April 1, 2007, and shall continue to remain in effect from year to year thereafter unless terminated by the Trust or the Advisor. The Advisor recovered $22 (in thousands) of previously waived fees and/or expenses previously assumed from The Global Large Company Series, during the year ended November 30, 2006. At November 30, 2006, the Global Funds had no waivers or fees subject to future recovery to the Advisor.

Prior to April 1, 2006 pursuant to the previous Fee Waiver and Expense Assumption Agreement for The Global Large Company Series, the Advisor had contractually agreed to waive its fees and to assume the fund's expenses (including the expenses that The Global Large Company Series bore as a shareholder of its Master Funds) to the extent necessary to limit the expenses to 0.375% of the average daily net assets on an annualized basis.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by each of the Global Funds are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At November 30, 2006, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The Global Value Series	$6
The Global Large Company Series	3
The Global Small Company Series	7

E.  Federal Income Taxes:

Each Global Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to net realized gains

18

on securities considered to be "passive foreign investment companies" and character redesignation of distributions, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
The Global Value Series	$(7)	$7
The Global Small Company Series	60	(60)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
The Global Value Series
2005	$1,411	—	—	$1,411
2006	5,983	$5,191	—	11,174
The Global Large Company Series
2005	899	—	—	899
2006	1,878	—	—	1,878
The Global Small Company Series
2005	2,437	2,892	—	5,329
2006	6,458	11,282	—	17,740

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
The Global Value Series	$6,295	$6,151	—	$12,446
The Global Large Company Series	2,458	—	$(1,984)	474
The Global Small Company Series	7,397	14,621	—	22,018

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the following Global Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on November 30,
	2009	2010	2011	2013	2014	Total
The Global Large Company Series	$508	$625	$484	$141	$226	$1,984

Some of the investments held by the Master Funds of the Global Small Company Series are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains allocated to the Global Small Company Series are required to be included in distributable net investment income for federal income tax purposes. At November 30, 2006, The Global Small Company Series received unrealized appreciation (depreciation) (mark to market) and realized gains from its Master Funds on the sale of passive foreign investment companies (in thousands) of $970 and $297, respectively, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income.

19

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
The Global Value Series	$249,262	$108,955	$(247)	$108,708
The Global Large Company Series	109,625	41,656	(856)	40,800
The Global Small Company Series	287,222	117,110	(2,761)	114,349

F.  Financial Instruments:

In accordance with the Global Funds' investment objectives and policies, the Global Funds may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. The instrument and its significant corresponding risks are described below:

Repurchase Agreements: The Global Funds may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. For the year ended November 30, 2006, borrowings by the Global Funds under this line of credit were as follows (amounts in thousands, except percentage and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The Global Small Company Series	5.00%	$866	2	—	$866

There were no outstanding borrowings by the Global Funds under this line of credit at November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires in January 21, 2008. There were no borrowings by the Global Funds under the line of credit with the international custodian bank during the year ended November 30, 2006.

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H.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

I.  Other:

At November 30, 2006, one shareholder held 100% of the outstanding shares of each of the Global Funds. The shareholder is an omnibus account, which typically holds shares for the benefit of several other underlying investors.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Global Value Series, The Global Large Company Series and The Global Small Company Series (constituting series within The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the transfer agent of the investee funds and brokers , provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

22

DFA INVESTMENT DIMENSIONS GROUP INC.

LARGE CAP INTERNATIONAL PORTFOLIO

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

Large Cap International Portfolio	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,104.20	0.29%	$1.53
Hypothetical 5% Annual Return	$1,000.00	$1,023.61	0.29%	$1.47

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

23

DFA INVESTMENT DIMENSIONS GROUP INC.

LARGE CAP INTERNATIONAL PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	REITs	Telecommunication Services	Utilities	Other	Total
11.7%	8.1%	8.6%	28.3%	6.8%	10.6%	4.9%	8.7%	0.1%	6.1%	5.3%	0.8%	100.0%

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LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.4%)
COMMON STOCKS — (4.4%)
BHP Billiton, Ltd.	360,962	$7,471,417	0.5%
Other Securities		74,181,223	4.4%
TOTAL COMMON STOCKS		81,652,640	4.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		7,262	0.0%
TOTAL — AUSTRALIA		81,659,902	4.9%
AUSTRIA — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		6,615,730	0.4%
BELGIUM — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		13,265,030	0.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		4	0.0%
TOTAL — BELGIUM		13,265,034	0.8%
CANADA — (6.4%)
COMMON STOCKS — (6.4%)
# Manulife Financial Corp.	195,800	6,473,804	0.4%
# Royal Bank of Canada	218,140	10,169,234	0.6%
Other Securities		100,704,631	6.0%
TOTAL — CANADA		117,347,669	7.0%
DENMARK — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		12,967,437	0.8%
FINLAND — (1.2%)
COMMON STOCKS — (1.2%)
Nokia Oyj	422,721	8,550,170	0.5%
Other Securities		13,859,045	0.8%
TOTAL — FINLAND		22,409,215	1.3%
FRANCE — (8.2%)
COMMON STOCKS — (8.2%)
AXA SA	169,056	6,422,887	0.4%
BNP Paribas SA	100,729	10,881,984	0.7%
France Telecom SA	231,887	6,045,320	0.4%
# L'Oreal SA	64,016	6,467,218	0.4%
Sanofi - Aventis	111,839	9,852,282	0.6%
Societe Generale Paris	41,261	6,934,481	0.4%
# Total SA	235,328	16,772,107	1.0%
Other Securities		88,245,488	5.2%
TOTAL — FRANCE		151,621,767	9.1%

25

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (6.1%)
COMMON STOCKS — (6.1%)
Allianz SE	40,153	$7,828,155	0.5%
Deutsche Bank AG	50,797	6,569,934	0.4%
Deutsche Telekom AG	354,516	6,301,131	0.4%
E.ON AG	65,458	8,422,718	0.5%
# Siemens AG	83,409	7,965,551	0.5%
Other Securities		75,869,089	4.5%
TOTAL — GERMANY		112,956,578	6.8%
GREECE — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		8,676,698	0.5%
HONG KONG — (1.7%)
COMMON STOCKS — (1.7%)
Other Securities		30,376,470	1.8%
IRELAND — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		12,077,634	0.7%
ITALY — (3.3%)
COMMON STOCKS — (3.3%)
Eni SpA	285,395	9,379,883	0.6%
UniCredito Italiano SpA	878,092	7,601,973	0.5%
Other Securities		43,954,291	2.5%
TOTAL COMMON STOCKS		60,936,147	3.6%
PREFERRED STOCKS — (0.0%)
Other Securities		46,735	0.0%
TOTAL — ITALY		60,982,882	3.6%
JAPAN — (19.6%)
COMMON STOCKS — (19.6%)
Canon, Inc.	127,500	6,705,919	0.4%
Mitsubishi UFJ Financial Group, Inc.	923	11,747,600	0.7%
Mizuho Financial Group, Inc.	1,106	8,101,975	0.5%
Nippon Telegraph & Telephone Corp.	2,177	10,992,700	0.7%
NTT DoCoMo, Inc.	6,017	9,166,432	0.6%
Sumitomo Mitsui Financial Group, Inc.	745	7,822,281	0.5%
Takeda Pharmaceutical Co., Ltd.	102,400	6,673,999	0.4%
Toyota Motor Credit Corp.	323,900	19,450,035	1.2%
Other Securities		280,558,354	16.6%
TOTAL — JAPAN		361,219,295	21.6%
NETHERLANDS — (3.7%)
COMMON STOCKS — (3.7%)
ING Groep NV	219,463	9,380,402	0.6%
Royal Dutch Shell P.L.C. Series A	422,155	14,947,756	0.9%
Other Securities		43,271,200	2.5%
TOTAL — NETHERLANDS		67,599,358	4.0%

26

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		$2,133,478	0.1%
NORWAY — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		10,285,724	0.6%
PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		4,568,391	0.3%
SINGAPORE — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		12,753,891	0.8%
SPAIN — (3.1%)
COMMON STOCKS — (3.1%)
Banco Santander Central Hispano SA	566,687	10,328,324	0.6%
Telefonica SA	405,073	8,227,241	0.5%
Other Securities		38,166,941	2.3%
TOTAL — SPAIN		56,722,506	3.4%
SWEDEN — (2.0%)
COMMON STOCKS — (2.0%)
Other Securities		37,359,966	2.2%
SWITZERLAND — (6.1%)
COMMON STOCKS — (6.1%)
Credit Suisse Group	134,647	8,929,824	0.5%
Nestle SA	46,728	16,521,628	1.0%
Novartis AG	239,486	13,997,834	0.8%
Roche Holding AG Genusschein	81,241	14,708,425	0.9%
UBS AG	219,630	13,255,949	0.8%
Other Securities		45,080,225	2.7%
TOTAL — SWITZERLAND		112,493,885	6.7%
UNITED KINGDOM — (20.0%)
COMMON STOCKS — (20.0%)
Anglo American P.L.C.	179,108	8,359,567	0.5%
AstraZeneca P.L.C.	170,638	9,898,114	0.6%
Barclays P.L.C	720,934	9,664,392	0.6%
BP P.L.C	2,255,040	25,577,319	1.5%
British American Tobacco P.L.C.	273,139	7,746,202	0.5%
GlaxoSmithKline P.L.C.	629,019	16,720,002	1.0%
HBOS P.L.C.	473,451	9,695,590	0.6%
HSBC Holdings P.L.C.	1,242,796	22,964,913	1.4%
Lloyds TSB Group P.L.C.	628,751	6,702,558	0.4%
Man Group P.L.C.	737,610	6,887,709	0.4%
Rio Tinto P.L.C.	114,511	6,141,224	0.4%
Royal Bank of Scotland Group P.L.C.	367,792	13,346,177	0.8%
Royal Dutch Shell P.L.C. Series B	303,924	10,882,131	0.7%
Tesco P.L.C.	986,303	7,597,028	0.5%
Vodafone Group P.L.C.	6,093,647	16,154,929	1.0%
Other Securities		189,033,920	11.1%
TOTAL — UNITED KINGDOM		367,371,775	22.0%

27

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

		Value††	Percentage of Net Assets**
UNITED STATES — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		$47,799	0.0%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (9.5%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $4,156,331 FNMA 5.500%, 09/25/32, valued at $5,121,563) to be repurchased at $5,021,141	$5,020	5,020,400	0.3%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $445,665,257 FHLB Bonds 7.3075%(v), 01/26/15 & 7.5075%(v), 02/25/15; FHLMC, rates ranging from 3.637%(r) to 8.500%, maturities ranging from 10/01/10 to 11/01/36; FNMA, rates ranging from 4.333%(r) to 7.127%(r), maturities ranging from 12/01/19 to 01/01/40; & GNMA, rates ranging from 3.750% to 8.500%, maturities ranging from 07/15/13 to 12/15/36, valued at $128,522,855) to be repurchased at $126,018,585	126,000	126,000,000	7.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $5,550,000 FHLMC 5.82%, 06/01/36, valued at $5,391,856) to be repurchased at $5,312,766	5,312	5,312,000	0.3%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $42,470,000 FHLMC 5.500%, maturities ranging from 11/01/20 to 12/01/36, valued at $39,781,209) to be repurchased at $39,005,753	39,000	39,000,000	2.4%
TOTAL TEMPORARY CASH INVESTMENTS		175,332,400	10.5%
TOTAL INVESTMENTS — (100.0%) (Cost $1,341,711,100)		$1,838,845,484	109.9%

See accompanying Notes to Financial Statements.
28

  DFA INVESTMENT DIMENSIONS GROUP INC.

  LARGE CAP INTERNATIONAL PORTFOLIO

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $157,616 of securities on loan)	$1,663,513
Temporary Cash Investments at Value	175,332
Foreign Currencies at Value	838
Cash	15
Receivables:
Investment Securities Sold	398
Dividends, Interest, and Tax Reclaims	4,027
Securities Lending Income	120
Fund Shares Sold	1,958
Prepaid Expenses and Other Assets	25
Total Assets	1,846,226
LIABILITIES:
Payables:
Upon Return of Securities Loaned	170,020
Investment Securities Purchased	1,127
Fund Shares Redeemed	1,379
Due to Advisor	340
Accrued Expenses and Other Liabilities	121
Total Liabilities	172,987
NET ASSETS	$1,673,239
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	70,899,546
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$23.60
Investments at Cost	$1,166,379
Temporary Cash Investments at Cost	$175,332
Foreign Currencies at Cost	$817
NET ASSETS CONSIST OF:
Paid-In Capital	$1,184,787
Accumulated Net Investment Income (Loss)	(1,125)
Accumulated Net Realized Gain (Loss) of Investment Securities	(7,679)
Accumulated Net Realized Foregin Exchange Gain (Loss)	17
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	497,155
Unrealized Net Foreign Exchange Gain (Loss)	84
NET ASSETS	$1,673,239
(1) NUMBER OF SHARES AUTHORIZED	150,000,000

See accompanying Notes to Financial Statements.
29

  DFA INVESTMENT DIMENSIONS GROUP INC.

  LARGE CAP INTERNATIONAL PORTFOLIO

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $2,935)	$37,876
Interest	366
Income from Securities Lending	1,733
Total Investment Income	39,975
Expenses
Investment Advisory Services Fees	3,496
Accounting & Transfer Agent Fees	184
Custodian Fees	242
Legal Fees	13
Audit Fees	15
Filing Fees	65
Shareholders' Reports	48
Directors'/Trustees' Fees & Expenses	19
Other	36
Total Expenses	4,118
Net Investment Income (Loss)	35,857
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	16,379
Net Realized Gain (Loss) on Foreign Currency Transactions	17
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	286,181
Translation of Foreign Currency Denominated Amounts	147
Net Realized and Unrealized Gain (Loss)	302,724
Net Increase (Decrease) in Net Assets Resulting from Operations	$338,581

See accompanying Notes to Financial Statements.
30

  DFA INVESTMENT DIMENSIONS GROUP INC.

  LARGE CAP INTERNATIONAL PORTFOLIO

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$35,857	$23,721
Net Realized Gain (Loss) on Investment Securities Sold	16,379	(104)
Net Realized Gain (Loss) on Foreign Currency Transactions	17	(200)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	286,181	95,893
Translation of Foreign Currency Denominated Amounts	147	(130)
Net Increase (Decrease) in Net Assets Resulting from Operations	338,581	119,180
Distributions From:
Net Investment Income	(40,654)	(25,310)
Capital Share Transactions (1):
Shares Issued	389,496	300,290
Shares Issued in Lieu of Cash Distributions	37,524	23,672
Shares Redeemed	(177,163)	(137,260)
Net Increase (Decrease) from Capital Share Transactions	249,857	186,702
Total Increase (Decrease) in Net Assets	547,784	280,572
Net Assets
Beginning of Period	1,125,455	844,883
End of Period	$1,673,239	$1,125,455
(1) Shares Issued and Redeemed:
Shares Issued	18,097	16,677
Shares Issued in Lieu of Cash Distributions	1,796	1,334
Shares Redeemed	(8,223)	(7,582)
	11,670	10,429
Accumulated Net Investment Income (Loss)	$(1,125)	$(207)

See accompanying Notes to Financial Statements.
31

  DFA INVESTMENT DIMENSIONS GROUP INC.

  LARGE CAP INTERNATIONAL PORTFOLIO

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$19.00	$17.31	$14.65	$12.10	$13.90
Income from Investment Operations
Net Investment Income (Loss)	0.55	(A)	0.44	0.31	0.25	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	4.68	1.72	2.86	2.51	(1.79)
Total from Investment Operations	5.23	2.16	3.17	2.76	(1.57)
Less Distributions
Net Investment Income	(0.63)	(0.47)	(0.51)	(0.21)	(0.23)
Net Realized Gains	—	—	—	—	—
Total Distributions	(0.63)	(0.47)	(0.51)	(0.21)	(0.23)
Net Asset Value, End of Period	$23.60	$19.00	$17.31	$14.65	$12.10
Total Return	28.00%	12.73%	22.09%	23.32%	(11.50)%
Net Assets, End of Period (thousands)	$1,673,239	$1,125,455	$844,883	$504,123	$337,367
Ratio of Expenses to Average Net Assets	0.29%	0.37%	0.41%	0.43%	0.44%
Ratio of Net Investment Income to Average Net Assets	2.56%	2.41%	2.07%	2.10%	1.74%
Portfolio Turnover Rate	4%	4%	1%	1%	9%

See accompanying Notes to Financial Statements.
32

  DFA INVESTMENT DIMENSIONS GROUP INC.
  LARGE CAP INTERNATIONAL PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of forty-three operational portfolios, of which the Large Cap International Portfolio (the "Portfolio") is presented in this section of the report.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Portfolio (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Portfolio values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Portfolio will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the New York Stock Exchange (NYSE). For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the Portfolio is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Portfolio prices its shares at the close of the NYSE, the Portfolio will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Portfolio's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Portfolio has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Portfolio utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the Portfolio. When the Portfolio uses fair value

33

pricing, the values assigned to the Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

2.  Foreign Currency Translation: Securities and other assets and liabilities of the Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $30 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or Portfolio are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

5.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value

34

measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Portfolio's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolio will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Portfolio. For the year ended November 30, 2006, the Portfolio's investment advisory services fees were accrued daily and paid monthly to the Advisor at an effective annual rate of 0.25% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $129 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Portfolio made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$284,089
Sales	49,380

E.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, or accumulated net realized gains, as appropriate, in the period that the differences arise.

35

Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to net realized gains on securities considered to be "passive foreign investment companies" and the utilization of accumulated earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
$47	$3,879	$(3,926)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Total
2005	$25,310	$25,310
2006	40,702	40,702

The following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes differs from the amount above due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

Net Investment Income and Short-Term Capital Gains	Total
$48	$48

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
$2,710	$(6,873)	$(4,163)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Portfolio had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

		Expires on November 30,
2010	2011	2013	Total
$6,089	$533	$251	$6,873

During the year ended November 30, 2006 the Portfolio utilized $12,449 (in thousands) in capital loss carryforwards to offset realized capital gains for federal income tax purposes.

Some of the Portfolio's investments are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. During the year ended November 30, 2006, the Portfolio had unrealized appreciation (depreciation) (mark to market) and realized gains on the sale of passive foreign investment companies (in thousands) of $3,788 and $4,140, respectively, which are included in distributable

36

net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$1,346,305	$533,413	$(40,873)	$492,540

F.  Financial Instruments:

In accordance with the Portfolio's investment objectives and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Portfolio may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited.

G.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 27, 2007. There were no borrowings by the Portfolio under the line of credit with the domestic custodian bank during the year ended November 30, 2006.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit.

37

The agreement for the line of credit expires on January 21, 2008. For the year ended November 30, 2006, borrowings by the Large Cap International Portfolio under this line of credit were as follows (amounts in thousands, except percentage and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
5.99%	$877	2	—	$1,654

There were no outstanding borrowings by the Portfolio under this line of credit at November 30, 2006.

H.  Securities Lending:

As of November 30, 2006, some of the Portfolios had securities on loan to brokers/dealers, for which each portfolio held cash collateral. Each portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the portfolio or, at the option of the lending agent, to replace the securities.

Subject to each portfolio's investment policy, the cash collateral received by the portfolio from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, each portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J.  Other:

At November 30, 2006, two shareholders held approximately 66% of the outstanding shares of the Portfolio. The shareholder may be an omnibus account, which typically holds shares for the benefit of several other underlying investors.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Large Cap International Portfolio and
Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap International Portfolio (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolio") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers,provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

39

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended November 30, 2006

EXPENSE TABLES

The U.S. Large Company Series	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,113.30	0.05%	$0.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.82	0.05%	$0.25
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$1,100.10	0.12%	$0.63
Hypothetical 5% Annual Return	$1,000.00	$1,024.47	0.12%	$0.61

40

The U.S. Small Cap Series	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,075.00	0.05%	$0.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.82	0.05%	$0.25
The DFA International Value Series
Actual Fund Return	$1,000.00	$1,141.90	0.23%	$1.23
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17
The Japanese Small Company Series
Actual Fund Return	$1,000.00	$904.30	0.14%	$0.67
Hypothetical 5% Annual Return	$1,000.00	$1,024.37	0.14%	$0.71
The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,198.90	0.16%	$0.88
Hypothetical 5% Annual Return	$1,000.00	$1,024.27	0.16%	$0.81
The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$1,212.80	0.13%	$0.72
Hypothetical 5% Annual Return	$1,000.00	$1,024.42	0.13%	$0.66
The Continental Small Company Series
Actual Fund Return	$1,000.00	$1,144.60	0.14%	$0.75
Hypothetical 5% Annual Return	$1,000.00	$1,024.37	0.14%	$0.71

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

41

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	REITs	Telecommunication Services	Utilities	Other	Total
The U.S. Large Company Series	10.4%	9.2%	10.1%	20.6%	11.9%	10.9%	15.8%	3.0%	1.2%	3.4%	3.5%	0.0%	100.0%
The U.S. Large Cap Value Series	24.2%	5.0%	9.0%	31.5%	1.8%	12.8%	5.4%	4.0%	0.0%	6.2%	0.0%	0.1%	100.0%
The U.S. Small Cap Series	17.2%	3.6%	5.7%	14.9%	14.4%	15.1%	19.8%	5.1%	0.2%	1.2%	2.8%	0.0%	100.0%
The DFA International Value Series	15.8%	3.8%	2.3%	43.9%	0.7%	8.2%	2.2%	11.0%	0.2%	6.5%	4.5%	0.9%	100.0%
The Japanese Small Company Series	22.2%	9.9%	1.1%	9.3%	3.6%	28.5%	13.3%	11.0%	0.0%	0.2%	0.7%	0.2%	100.0%
The Asia Pacific Small Company Series	21.3%	4.9%	5.9%	14.7%	6.4%	20.2%	6.1%	16.2%	0.5%	1.1%	2.5%	0.2%	100.0%
The United Kingdom Small Company Series	19.3%	4.2%	7.0%	19.5%	2.7%	32.0%	10.0%	3.4%	0.0%	0.8%	1.1%	0.0%	100.0%
The Continental Small Company Series	16.3%	6.4%	3.4%	16.5%	8.5%	26.0%	10.6%	8.7%	0.4%	0.6%	2.2%	0.4%	100.0%

42

THE U.S. LARGE COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.7%)
Consumer Discretionary — (8.7%)
* Comcast Corp. Class A	811,700	$32,841,382	0.7%
# Disney (Walt) Co.	810,700	26,793,635	0.5%
Home Depot, Inc.	800,500	30,394,985	0.6%
Time Warner, Inc.	1,577,400	31,768,836	0.6%
Other Securities		384,290,330	7.8%
Total Consumer Discretionary		506,089,168	10.2%
Consumer Staples — (7.7%)
Altria Group, Inc.	812,000	68,378,520	1.4%
# Coca-Cola Co.	790,400	37,014,432	0.7%
PepsiCo, Inc.	639,400	39,623,618	0.8%
Procter & Gamble Co.	1,231,500	77,325,885	1.6%
Wal-Mart Stores, Inc.	954,000	43,979,400	0.9%
Other Securities		181,967,255	3.6%
Total Consumer Staples		448,289,110	9.0%
Energy — (8.5%)
Chevron Corp.	852,500	61,652,800	1.2%
ConocoPhillips	639,100	43,011,430	0.9%
Exxon Mobil Corp.	2,305,800	177,108,498	3.6%
# Schlumberger, Ltd.	459,200	31,446,016	0.6%
Other Securities		180,595,535	3.7%
Total Energy		493,814,279	10.0%
Financials — (17.2%)
# American Express Co.	471,200	27,668,864	0.6%
American International Group, Inc.	1,007,900	70,875,528	1.4%
# Bank of America Corp.	1,755,400	94,528,290	1.9%
# Citigroup, Inc.	1,917,500	95,088,825	1.9%
# JPMorgan Chase & Co.	1,346,400	62,311,392	1.3%
# Merrill Lynch & Co., Inc.	343,800	30,058,434	0.6%
Morgan Stanley	415,800	31,667,328	0.6%
# The Goldman Sachs Group, Inc.	167,400	32,609,520	0.7%
# Wachovia Corp.	742,476	40,234,774	0.8%
# Wells Fargo & Co.	1,306,000	46,023,440	0.9%
Other Securities		472,510,466	9.6%
Total Financials		1,003,576,861	20.3%
Health Care — (10.0%)
Abbott Laboratories	592,600	27,650,716	0.6%
*# Amgen, Inc.	454,000	32,234,000	0.7%
# Johnson & Johnson	1,134,500	74,774,895	1.5%
Medtronic, Inc.	445,800	23,239,554	0.5%
Merck & Co., Inc.	844,000	37,566,440	0.8%
# Pfizer, Inc.	2,828,000	77,741,720	1.6%
UnitedHealth Group, Inc.	522,400	25,639,392	0.5%
Wyeth	521,900	25,197,332	0.5%
Other Securities		257,257,277	5.0%
Total Health Care		581,301,326	11.7%
Industrials — (9.1%)
# 3M Co.	292,100	23,794,466	0.5%
# Boeing Co.	308,300	27,293,799	0.5%
# General Electric Co.	4,004,000	141,261,120	2.8%

43

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Tyco International, Ltd.	781,400	$23,668,606	0.5%
United Parcel Service, Inc.	419,300	32,671,856	0.7%
United Technologies Corp.	392,300	25,315,119	0.5%
Other Securities		258,389,785	5.2%
Total Industrials		532,394,751	10.7%
Information Technology — (13.2%)
* Apple Computer, Inc.	329,900	30,245,232	0.6%
*# Cisco Sytems, Inc.	2,367,700	63,643,776	1.3%
*# Dell, Inc.	881,100	24,001,164	0.5%
*# Google, Inc.	82,600	40,054,392	0.8%
Hewlett-Packard Co.	1,062,300	41,918,358	0.8%
# Intel Corp.	2,237,100	47,762,085	1.0%
# International Business Machines Corp.	590,300	54,260,376	1.1%
# Microsoft Corp.	3,350,000	98,255,500	2.0%
*# Oracle Corp.	1,564,400	29,770,532	0.6%
# Qualcomm, Inc.	640,700	23,443,213	0.5%
Other Securities		314,044,355	6.3%
Total Information Technology		767,398,983	15.5%
Materials — (2.5%)
Total Materials		146,652,217	3.0%
Real Estate Investment Trusts — (1.0%)
Total Real Estate Investment Trusts		59,021,412	1.2%
Telecommunication Services — (2.9%)
# AT&T, Inc.	1,506,500	51,085,415	1.0%
# BellSouth Corp.	704,300	31,404,737	0.6%
# Verizon Communications, Inc.	1,124,300	39,283,042	0.8%
Other Securities		45,142,174	1.0%
Total Telecommunication Services		166,915,368	3.4%
Utilities — (2.9%)
Total Utilities		170,831,941	3.4%
TOTAL COMMON STOCKS		4,876,285,416	98.4%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.3%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $973,173,393 FHLMC, rates ranging from 4.500% to 6.000%, maturities ranging from 09/01/35 to 11/01/36 & FNMA, rates ranging from 5.215%(r) to 6.875%(r), maturities ranging from 02/01/35 to 12/01/44, valued at $812,761,464) to be repurchased at $789,204,971	$789,089	789,088,800	16.0%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $104,025,000 FHLB Bonds 4.000%, 04/25/07 & 5.125%, 11/28/08, valued at $103,879,087) to be repurchased at $99,826,549	99,812	99,811,854	2.0%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $77,790,000 FNMA 5.50%, 02/01/35, valued at $61,778,342) to be repurchased at $60,873,775	60,865	60,865,000	1.2%
TOTAL TEMPORARY CASH INVESTMENTS		949,765,654	19.2%
TOTAL INVESTMENTS — (100.0%) (Cost $4,216,671,925)		$5,826,051,070	117.6%

See accompanying Notes to Financial Statements.
44

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.9%)
Consumer Discretionary — (20.3%)
CBS Corp. Class B	5,526,406	$164,410,578	1.9%
Clear Channel Communications, Inc.	1,942,666	68,304,137	0.8%
#* Comcast Corp. Class A	7,694,495	311,319,268	3.5%
Federated Department Stores, Inc.	1,514,630	63,750,777	0.7%
# Ford Motor Co.	9,707,400	78,921,162	0.9%
# General Motors Corp.	4,355,200	127,302,496	1.4%
#* IAC/InterActiveCorp	2,076,951	75,787,942	0.9%
* Liberty Media Holding Corp. Capital Class A	960,679	84,462,898	1.0%
* Liberty Media Holding Corp. Interactive Class A	4,021,713	91,534,188	1.0%
# Time Warner, Inc.	18,098,380	364,501,373	4.1%
# Tribune Co.	1,892,955	60,195,969	0.7%
#* Viacom, Inc. Class B	3,132,050	117,483,195	1.3%
Other Securities		525,648,272	5.9%
Total Consumer Discretionary		2,133,622,255	24.1%
Consumer Staples — (4.2%)
Archer-Daniels-Midland Co.	2,298,560	80,679,456	0.9%
# Coca-Cola Enterprises, Inc.	3,591,772	73,451,737	0.8%
# Kraft Foods, Inc.	3,003,000	105,255,150	1.2%
Other Securities		178,259,423	2.0%
Total Consumer Staples		437,645,766	4.9%
Energy — (7.6%)
Anadarko Petroleum Corp.	3,531,056	174,292,924	2.0%
Apache Corp.	2,120,890	148,313,838	1.7%
# Chesapeake Energy Corp.	2,570,038	87,458,393	1.0%
# Hess Corp.	1,777,596	89,359,751	1.0%
Marathon Oil Corp.	753,902	71,153,271	0.8%
Other Securities		221,329,250	2.4%
Total Energy		791,907,427	8.9%
Financials — (26.2%)
# Allstate Corp.	1,791,600	113,730,768	1.3%
AMBAC Financial Group, Inc.	707,295	60,572,744	0.7%
# Bear Stearns Companies, Inc.	373,770	56,992,450	0.6%
Cincinnati Financial Corp.	1,347,289	59,657,957	0.7%
CIT Group, Inc.	1,345,312	69,969,677	0.8%
#* CNA Financial Corp.	1,903,682	73,291,757	0.8%
Countrywide Financial Corp.	4,574,013	181,679,796	2.1%
Hartford Financial Services Group, Inc.	1,173,900	100,673,664	1.1%
# JPMorgan Chase & Co.	2,244,400	103,870,832	1.2%
Lincoln National Corp.	839,526	53,385,458	0.6%
Loews Corp.	3,810,402	152,111,248	1.7%
# MBIA, Inc.	1,035,550	72,126,057	0.8%
# MetLife, Inc.	5,456,798	320,477,747	3.6%
North Fork Bancorporation, Inc.	2,564,611	71,988,631	0.8%
# Principal Financial Group, Inc.	1,210,200	69,889,050	0.8%
Prudential Financial, Inc.	1,887,800	153,817,944	1.7%
# The St. Paul Travelers Companies, Inc.	5,237,509	271,355,341	3.1%
Other Securities		762,751,838	8.6%
Total Financials		2,748,342,959	31.0%

45

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Health Care — (1.5%)
Total Health Care		$156,527,135	1.8%
Industrials — (10.8%)
Burlington Northern Santa Fe Corp.	2,217,073	166,635,207	1.9%
# CSX Corp.	3,357,304	120,392,921	1.3%
Norfolk Southern Corp.	3,179,102	156,570,773	1.8%
# Northrop Grumman Corp.	2,629,984	176,024,829	2.0%
Raytheon Co.	1,311,300	66,928,752	0.7%
Southwest Airlines Co.	5,171,620	81,246,150	0.9%
# Union Pacific Corp.	2,098,000	189,910,960	2.1%
Other Securities		171,615,550	2.0%
Total Industrials		1,129,325,142	12.7%
Information Technology — (4.5%)
* Computer Sciences Corp.	1,404,843	73,332,805	0.8%
Electronic Data Systems Corp.	2,006,400	54,453,696	0.6%
* Micron Technology, Inc.	3,962,557	57,853,332	0.7%
Other Securities		289,227,039	3.3%
Total Information Technology		474,866,872	5.4%
Materials — (3.4%)
Weyerhaeuser Co.	1,877,300	121,423,764	1.4%
Other Securities		230,986,061	2.6%
Total Materials		352,409,825	4.0%
Real Estate Investment Trusts — (0.2%)
Total Real Estate Investment Trusts		24,979,870	0.3%
Telecommunication Services — (5.2%)
# AT&T, Inc.	8,333,818	282,599,768	3.2%
Verizon Communications, Inc.	4,855,300	169,644,182	1.9%
Other Securities		96,677,061	1.1%
Total Telecommunication Services		548,921,011	6.2%
TOTAL COMMON STOCKS		8,798,548,262	99.3%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.1%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $1,663,953,471 FHLMC, rates ranging from 4.231%(r) to 6.000%, maturities ranging from 07/01/21 to 12/01/36 & FNMA 5.142%(r), 10/01/34, valued at $1,547,007,450) to be repurchased at $1,502,170,100	$1,501,949	1,501,948,980	16.9%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $127,980,000 FHLB Bonds 4.025%, 03/17/09 & 5.750%, 07/21/25, valued at $126,895,455) to be repurchased at $121,596,850	121,579	121,578,951	1.4%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $68,362,000 FNMA 5.50%, 05/01/36, valued at $64,979,352) to be repurchased at $64,028,229	64,019	64,019,000	0.7%
TOTAL TEMPORARY CASH INVESTMENTS		1,687,546,931	19.0%
TOTAL INVESTMENTS — (100.0%) (Cost $8,614,396,073)		$10,486,095,193	118.3%

See accompanying Notes to Financial Statements.
46

THE U.S. SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

			Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (84.4%)
Consumer Discretionary — (14.5%)
*# Aeropostale, Inc.			169,050	$5,112,072	0.2%
Ameristar Casinos, Inc.			174,772	5,320,060	0.2%
* Aztar Corp.			99,500	5,366,035	0.2%
*# Big Lots, Inc.			282,000	6,291,420	0.2%
* DeVry, Inc.			205,100	5,377,722	0.2%
Domino's Pizza, Inc.			186,500	5,121,290	0.2%
* Jack in the Box, Inc.			102,500	6,302,725	0.2%
*# Netflix, Inc.			172,482	5,067,521	0.1%
* Payless ShoeSource, Inc.			190,800	5,951,052	0.2%
*# Quiksilver, Inc.			354,800	5,162,340	0.2%
* Tempur-Pedic International, Inc.			253,600	5,345,888	0.2%
* Vail Resorts, Inc.			120,800	5,317,616	0.2%
Wolverine World Wide, Inc.			177,600	5,161,056	0.2%
Other Securities				546,913,482	14.6%
Total Consumer Discretionary				617,810,279	17.1%
Consumer Staples — (3.0%)
Total Consumer Staples				129,034,558	3.6%
Energy — (4.8%)
*# Delta Petroleum Corp.			169,915	5,134,831	0.2%
* Dril-Quip, Inc.			121,200	5,130,396	0.1%
* Lone Star Technologies, Inc.			95,800	5,025,668	0.1%
* Petrohawk Energy Corp.			477,256	6,190,010	0.2%
RP	C,	Inc.	226,400	5,094,000	0.1%
* Universal Compression Holdings, Inc.			83,949	5,284,590	0.2%
* Whiting Petroleum Corp.			110,860	5,321,280	0.2%
Other Securities				166,138,701	4.5%
Total Energy				203,319,476	5.6%
Financials — (12.6%)
Alfa Corp.			256,968	4,980,040	0.1%
Hancock Holding Co.			94,429	5,072,726	0.2%
* Knight Capital Group, Inc.			290,423	5,114,349	0.2%
* Trammell Crow Co.			108,200	5,334,260	0.1%
Other Securities				515,599,092	14.2%
Total Financials				536,100,467	14.8%
Health Care — (12.1%)
* AMERIGROUP Corp.			153,200	5,237,908	0.2%
Arrow International, Inc.			143,548	5,015,567	0.2%
* Immucor, Inc.			209,727	5,641,656	0.2%
*# New River Pharmaceuticals, Inc.			106,258	5,215,143	0.2%
* Psychiatric Solutions, Inc.			153,466	5,584,628	0.2%
Other Securities				490,017,280	13.3%
Total Health Care				516,712,182	14.3%
Industrials — (12.8%)
* Alaska Air Group, Inc.			123,600	5,083,668	0.2%
Belden CDT, Inc.			129,239	5,145,005	0.2%
Clarcor, Inc.			155,900	5,146,259	0.2%
* EMCOR Group, Inc.			91,200	5,441,904	0.2%
IKON Office Solutions, Inc.			357,960	5,788,213	0.2%
Nordson Corp.			104,375	5,040,269	0.2%
Wabtec Corp.			159,100	5,226,435	0.2%
Watson Wyatt & Co. Holdings			122,700	5,693,280	0.2%
Other Securities				504,721,530	13.5%
Total Industrials				547,286,563	15.1%

47

THE U.S. SMALL CAP SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (16.7%)
*# Amkor Technology, Inc.	530,969	$5,426,503	0.2%
* Emulex Corp.	247,000	5,154,890	0.2%
*# Equinix, Inc.	82,720	6,313,190	0.2%
*# Interdigital Communications Corp.	159,600	5,099,220	0.2%
* Micros Systems, Inc.	112,757	5,741,586	0.2%
* RealNetworks, Inc.	468,719	5,390,269	0.2%
* Tessera Technologies, Inc.	139,645	5,288,356	0.2%
*# THQ, Inc.	172,351	5,610,025	0.2%
Other Securities		669,772,767	18.1%
Total Information Technology		713,796,806	19.7%
Materials — (4.3%)
* AK Steel Holding Corp.	318,400	5,250,416	0.2%
Chaparral Steel Co.	130,097	6,049,511	0.2%
* Oregon Steel Mills, Inc.	99,800	6,281,412	0.2%
*# RTI International Metals, Inc.	68,300	5,166,895	0.1%
Silgan Holdings, Inc.	115,926	5,001,048	0.1%
Other Securities		154,255,576	4.2%
Total Materials		182,004,858	5.0%
Other — (0.0%)
Total Other		5,396	0.0%
Real Estate Investment Trusts — (0.2%)
Total Real Estate Investment Trusts		6,749,229	0.2%
Telecommunication Services — (1.1%)
Total Telecommunication Services		45,112,651	1.3%
Utilities — (2.3%)
Total Utilities		99,241,855	2.7%
TOTAL COMMON STOCKS		3,597,174,320	99.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		605	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (15.6%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $776,399,192 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 04/01/19 to 11/01/36 & FNMA, rates ranging from 4.765%(r) to 5.071%(r), maturities ranging from 01/01/35 to 07/01/35, valued at $602,037,947) to be repurchased at $584,588,913	$584,503	584,502,861	16.2%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $69,400,000 FHLB Bonds 4.025%, 03/17/09 & 4.160%, 02/01/10, valued at $68,268,190) to be repurchased at $65,957,273	65,948	65,947,564	1.8%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $17,067,000 FNMA 4.374%, 10/01/35, valued at $16,487,066) to be repurchased at $16,245,342	16,243	16,243,000	0.4%
TOTAL TEMPORARY CASH INVESTMENTS		666,693,425	18.4%
TOTAL INVESTMENTS — (100.0%) (Cost $3,684,076,591)		$4,263,868,350	117.8%

See accompanying Notes to Financial Statements.
48

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (3.6%)
COMMON STOCKS — (3.6%)
Commonwealth Bank of Australia	1,376,896	$51,439,371	0.7%
National Australia Bank, Ltd.	2,552,152	78,671,130	1.1%
Other Securities		163,278,296	2.1%
TOTAL COMMON STOCKS		293,388,797	3.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		6,124	0.0%
TOTAL — AUSTRALIA		293,394,921	3.9%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		39,116,030	0.5%
BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		78,404,875	1.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		161	0.0%
TOTAL — BELGIUM		78,405,036	1.1%
CANADA — (3.6%)
COMMON STOCKS — (3.6%)
# Alcan, Inc.	787,380	37,781,554	0.5%
# Barrick Gold Corp.	1,433,520	44,974,407	0.6%
# Sun Life Financial, Inc.	1,218,300	52,036,841	0.7%
Other Securities		165,615,311	2.2%
TOTAL — CANADA		300,408,113	4.0%
DENMARK — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		92,487,214	1.2%
FINLAND — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		88,587,076	1.2%
FRANCE — (10.7%)
COMMON STOCKS — (10.7%)
AXA SA	2,905,543	110,389,313	1.5%
BNP Paribas SA	1,631,174	176,219,447	2.4%
Compagnie de Saint-Gobain	598,264	47,895,198	0.6%
Credit Agricole SA	956,277	40,606,343	0.5%
LaFarge SA	270,758	39,455,578	0.5%
Renault SA	379,599	45,641,625	0.6%
Societe Generale Paris	293,528	49,331,436	0.7%
Vivendi SA	2,554,386	98,517,255	1.3%
Other Securities		271,036,976	3.7%
TOTAL — FRANCE		879,093,171	11.8%

49

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (10.2%)
COMMON STOCKS — (10.2%)
Allianz SE	447,580	$87,259,374	1.2%
* Allianz SE ADR	2,002,140	39,141,837	0.5%
Commerzbank AG	1,007,513	36,409,347	0.5%
DaimlerChrysler AG	1,734,297	101,115,749	1.4%
Deutsche Bank AG	801,377	103,647,729	1.4%
Deutsche Telekom AG ADR	2,445,250	43,525,450	0.6%
E.ON AG	667,235	85,855,547	1.2%
E.ON AG ADR	901,000	38,652,900	0.5%
# Munchener Rueckversicherungs-Gesellschaft AG	368,461	60,232,174	0.8%
# Volkswagen AG	499,652	54,582,008	0.7%
Other Securities		194,389,741	2.5%
TOTAL — GERMANY		844,811,856	11.3%
GREECE — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		38,472,486	0.5%
HONG KONG — (2.3%)
COMMON STOCKS — (2.3%)
Hutchison Whampoa, Ltd.	4,078,000	38,287,917	0.5%
Other Securities		152,572,721	2.1%
TOTAL — HONG KONG		190,860,638	2.6%
IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
CRH P.L.C.	1,243,314	47,017,109	0.6%
Other Securities		63,120,873	0.9%
TOTAL — IRELAND		110,137,982	1.5%
ITALY — (3.1%)
COMMON STOCKS — (3.1%)
Unicredito Italiano SpA	5,702,257	49,281,402	0.7%
Other Securities		205,510,948	2.7%
TOTAL — ITALY		254,792,350	3.4%
JAPAN — (11.2%)
COMMON STOCKS — (11.2%)
FUJIFILM Holdings Corp.	910,000	36,162,603	0.5%
Matsushita Electric Industrial Co., Ltd.	3,676,135	71,334,870	1.0%
Millea Holdings, Inc.	1,295,899	46,400,715	0.6%
# Sony Corp.	971,100	38,113,136	0.5%
Other Securities		735,727,505	9.8%
TOTAL — JAPAN		927,738,829	12.4%
NETHERLANDS — (5.4%)
COMMON STOCKS — (5.4%)
# ABN AMRO Holding NV	1,785,798	53,825,317	0.7%
Aegon NV	3,298,073	59,933,658	0.8%
ING Groep NV	3,203,383	136,920,666	1.8%
# Koninklijke Philips Electronics NV	2,253,619	84,050,415	1.1%
Other Securities		110,854,063	1.6%
TOTAL — NETHERLANDS		445,584,119	6.0%

50

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		$9,008,140	0.1%
NORWAY — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		86,430,418	1.2%
PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		28,101,673	0.4%
SINGAPORE — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		48,574,290	0.7%
SPAIN — (4.6%)
COMMON STOCKS — (4.6%)
# Banco Santander Central Hispano SA	7,223,177	131,648,185	1.8%
Endesa SA	1,557,828	72,705,147	1.0%
# Repsol YPF SA	1,547,213	55,693,549	0.8%
Other Securities		116,546,010	1.5%
TOTAL — SPAIN		376,592,891	5.1%
SWEDEN — (2.5%)
COMMON STOCKS — (2.5%)
Nordea Bank AB	3,278,100	46,342,232	0.6%
Other Securities		161,406,317	2.2%
TOTAL — SWEDEN		207,748,549	2.8%
SWITZERLAND — (5.1%)
COMMON STOCKS — (5.1%)
Compagnie Financiere Richemont AG Series A	1,251,000	67,608,859	0.9%
Credit Suisse Group	1,756,088	116,464,214	1.6%
Zurich Financial SVCS AG	176,035	45,874,768	0.6%
Other Securities		187,713,185	2.5%
TOTAL — SWITZERLAND		417,661,026	5.6%
UNITED KINGDOM — (20.1%)
COMMON STOCKS — (20.1%)
Anglo American P.L.C.	2,904,256	135,551,307	1.8%
Aviva P.L.C.	5,194,614	80,573,641	1.1%
Barclays P.L.C. ADR	1,089,800	58,914,588	0.8%
HBOS P.L.C.	8,202,642	167,978,219	2.3%
HSBC Holdings P.L.C. ADR	393,100	36,558,300	0.5%
Royal Bank of Scotland Group P.L.C.	6,756,549	245,176,898	3.3%
Vodafone Group P.L.C.	61,674,811	163,506,716	2.2%
Vodafone Group P.L.C. Sponsored ADR	2,927,737	77,175,147	1.0%
Xstrata P.L.C.	827,417	37,215,351	0.5%
Other Securities		656,038,105	8.7%
TOTAL — UNITED KINGDOM		1,658,688,272	22.2%

51

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (10.1%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $65,384,010 FHLMC 6.000%, 02/15/31 & 06/15/32 & FNMA 6.000%, 11/01/16 & 5.500%, 10/01/36, valued at $66,811,832) to be repurchased at $65,511,315	$65,502	$65,501,654	0.9%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $461,355,145 FHLB Bonds, rates ranging from 4.750%(v) to 8.3075%(v), maturities ranging from 09/09/11 to 07/28/15; FHLMC, rates ranging from 4.000% to 7.500%, maturities ranging from 04/01/15 to 11/01/36; FNMA, rates ranging from 4.327%(r) to 7.212%(r), maturities ranging from 08/01/11 to 12/01/34; & GNMA, rates ranging from 5.000% to 7.500%, maturities ranging from 09/15/17 to 11/15/36, valued at $146,304,988) to be repurchased at $143,455,273	143,434	143,434,116	1.9%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $185,253,375 FNMA, rates ranging from 4.500% to 5.000%, maturities ranging from 01/01/19 to 04/01/24, valued at $128,204,454) to be repurchased at $125,707,444	125,689	125,688,905	1.7%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $38,661,580 FNMA 6.000%, 02/01/36 & 6.500%, 09/01/36, valued at $37,543,883) to be repurchased at $36,809,886	36,804	36,804,447	0.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $23,028,000 FHLMC 5.82%, 06/01/36, valued at $22,371,829) to be repurchased at $22,044,178	22,041	22,041,000	0.3%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $726,413,443 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 03/01/07 to 07/01/36 & FNMA, rates ranging from 4.500% to 9.000%, maturities ranging from 12/01/09 to 11/01/46, valued at $446,762,032) to be repurchased at $438,064,605	438,000	438,000,000	5.8%
TOTAL TEMPORARY CASH INVESTMENTS		831,470,122	11.1%
TOTAL INVESTMENTS — (100.0%) (Cost $5,934,788,488)		$8,248,165,202	110.6%

See accompanying Notes to Financial Statements.
52

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (75.0%)
Consumer Discretionary — (16.7%)
Exedy Corp.	129,400	$3,988,572	0.3%
Gigas K's Denki Corp.	137,572	3,768,182	0.3%
# Kayaba Industry Co., Ltd.	709,000	3,416,083	0.3%
#* Matsuzakaya Holdings Co., Ltd.	529,077	3,633,676	0.3%
Nippon Seiki Co., Ltd.	188,000	4,341,993	0.3%
Nishimatsuya Chain Co., Ltd.	179,400	3,474,133	0.3%
Nissin Kogyo Co., Ltd.	139,200	3,336,780	0.2%
# Resorttrust, Inc.	131,840	3,637,295	0.3%
# Right On Co., Ltd.	93,725	3,386,087	0.3%
# Sanrio Co., Ltd.	268,400	3,828,217	0.3%
Tokyo Style Co., Ltd.	313,000	3,396,013	0.3%
# Yoshinoya D&C Co., Ltd.	2,042	3,345,496	0.2%
# Zenrin Co., Ltd.	117,900	3,279,711	0.2%
Other Securities		258,345,028	18.4%
Total Consumer Discretionary		305,177,266	22.0%
Consumer Staples — (7.5%)
# Kagome Co., Ltd.	272,200	3,769,617	0.3%
Katokichi Co., Ltd.	475,200	3,500,253	0.3%
# Sugi Pharmacy Co., Ltd.	181,600	3,342,148	0.2%
Other Securities		126,980,697	9.1%
Total Consumer Staples		137,592,715	9.9%
Energy — (0.8%)
Total Energy		14,608,507	1.1%
Financials — (7.0%)
# The Aichi Bank, Ltd.	28,700	3,359,629	0.2%
Daibiru Corp.	301,000	3,362,878	0.2%
# Tokyu Livable, Inc.	44,100	3,330,352	0.2%
Other Securities		117,563,037	8.6%
Total Financials		127,615,896	9.2%
Health Care — (2.7%)
Mochida Pharmaceutical Co., Ltd.	412,000	3,405,541	0.3%
# Nipro Corp.	193,000	3,512,653	0.3%
# Rohto Pharmaceutical Co., Ltd.	344,000	3,650,069	0.3%
Other Securities		39,296,430	2.7%
Total Health Care		49,864,693	3.6%
Industrials — (21.4%)
Central Glass Co., Ltd.	617,000	3,574,544	0.3%
# Hitachi Plant Technologies, Ltd.	617,570	3,274,297	0.2%
Hitachi Transport System, Ltd.	345,000	3,674,460	0.3%
Japan Airport Terminal Co., Ltd.	305,700	3,451,923	0.3%
Makino Milling Machine Co., Ltd.	345,000	3,773,802	0.3%
# Meitec Corp.	115,600	3,677,433	0.3%
Miura Co., Ltd.	132,400	3,412,349	0.3%
Okamura Corp.	341,000	3,785,640	0.3%
Ryobi, Ltd.	519,000	4,171,557	0.3%
# Tadano, Ltd.	392,000	4,231,054	0.3%
# Tokyo Leasing Co., Ltd.	203,300	3,319,429	0.2%
Tsubakimoto Chain Co.	609,000	3,393,398	0.3%
# UFJ Central Leasing Co., Ltd.	69,000	3,424,326	0.3%
Other Securities		343,096,308	24.5%
Total Industrials		390,260,520	28.2%

53

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Information Technology — (10.1%)
Canon Electronics, Inc.	88,000	$3,799,385	0.3%
# Hitachi Kokusai Electric, Inc.	319,000	3,730,441	0.3%
Hitachi Software Engineering Co., Ltd.	194,800	3,620,441	0.3%
# Horiba, Ltd.	103,000	3,444,273	0.3%
Komatsu Electronics Metals Co., Ltd.	88,200	5,139,038	0.4%
# Mitsumi Electric Co., Ltd.	228,000	3,942,140	0.3%
Star Micronics Co., Ltd.	174,000	3,480,727	0.3%
# Sumisho Computer Systems Corp.	160,100	3,903,032	0.3%
# TIS, Inc.	145,000	3,462,009	0.3%
Other Securities		149,528,106	10.5%
Total Information Technology		184,049,592	13.3%
Materials — (8.2%)
Nifco, Inc.	171,000	3,685,499	0.3%
Nihon Parkerizing Co., Ltd.	204,000	3,636,805	0.3%
Nippon Paint Co., Ltd.	798,000	4,248,298	0.3%
NOF Corp.	633,000	3,396,847	0.2%
Shin-Etsu Polymer Co., Ltd.	243,000	3,318,969	0.2%
# Tokai Carbon Co., Ltd.	651,360	4,462,947	0.3%
Other Securities		127,528,736	9.2%
Total Materials		150,278,101	10.8%
Other — (0.0%)
Total Other		4,121	0.0%
Telecommunication Services — (0.1%)
Total Telecommunication Services		2,615,905	0.2%
Utilities — (0.5%)
Total Utilities		9,017,274	0.6%
TOTAL COMMON STOCKS		1,371,084,590	98.9%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (25.0%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $4,080,825 FHLMC 5.000%, 04/15/34, valued at $4,110,874) to be repurchased at $4,030,268	$4,030	4,029,674	0.3%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $569,902,115 FNMA, rates ranging from 4.000% to 8.500%, maturities ranging from 05/01/11 to 11/01/36, valued at $237,124,500) to be repurchased at $232,509,290	232,475	232,475,000	16.8%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $67,150,000 FHLMC 5.500%, 11/01/22 & FNMA 5.000%, 01/01/19, valued at $29,176,296) to be repurchased at $28,607,517	28,603	28,603,298	2.0%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $38,115,000 FNMA 3.50%, 03/25/33, valued at $9,385,774) to be repurchased at $9,248,333	9,247	9,247,000	0.7%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $325,200,000 FHLMC, rates ranging from 4.000% to 10.500%, maturities ranging from 03/01/13 to 11/01/35 & FNMA, rates ranging from 4.500% to 6.500%, maturities ranging from 12/01/16 to 07/01/35, valued at $186,663,784) to be repurchased at $183,026,993	183,000	183,000,000	13.2%
TOTAL TEMPORARY CASH INVESTMENTS		457,354,972	33.0%
TOTAL INVESTMENTS — (100.0%) (Cost $1,792,819,457)		$1,828,439,562	131.9%

See accompanying Notes to Financial Statements.
54

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (41.9%)
COMMON STOCKS — (41.8%)
# ABB Grain, Ltd.	585,203	$3,210,410	0.4%
Adelaide Bank, Ltd.	428,992	4,409,561	0.6%
Adelaide Brighton, Ltd.	2,191,287	4,537,821	0.6%
# Ansell, Ltd.	602,086	5,549,323	0.7%
#* Austar United Communications, Ltd.	5,032,941	4,932,722	0.7%
# Australian Pipeline Trust	1,269,397	4,249,252	0.6%
#* Australian Worldwide Exploration, Ltd.	1,801,281	4,383,899	0.6%
# AWB, Ltd.	1,409,550	3,166,193	0.4%
# Bank of Queensland, Ltd.	416,079	5,044,300	0.7%
# Beach Petroleum, Ltd.	2,731,453	3,066,013	0.4%
# Bendigo Bank, Ltd.	381,292	4,233,055	0.6%
# Cabcharge Australia, Ltd.	454,438	3,242,899	0.4%
Campbell Brothers, Ltd.	208,178	3,483,932	0.5%
Coates Hire, Ltd.	1,064,671	4,656,879	0.6%
# ConnectEast Group	4,986,229	5,781,548	0.8%
# Corporate Express Australia, Ltd.	712,055	3,183,546	0.4%
DCA Group, Ltd.	1,820,485	4,924,641	0.7%
# DUET Group	1,491,647	3,433,340	0.5%
# FKP, Ltd.	839,181	4,092,398	0.6%
Flight Centre, Ltd.	350,031	4,647,591	0.6%
Futuris Corp., Ltd.	2,840,292	4,233,075	0.6%
# Great Southern Plantations, Ltd.	1,304,118	3,124,861	0.4%
# Gunns, Ltd.	1,354,811	3,108,397	0.4%
GWA International, Ltd.	1,110,557	3,294,168	0.4%
#* Hardman Resources, Ltd.	2,750,141	4,472,609	0.6%
# Healthscope, Ltd.	943,956	4,040,347	0.5%
# Iluka Resources, Ltd.	784,920	4,334,831	0.6%
# Incitec Pivot, Ltd.	226,180	6,126,204	0.8%
# Jones (David), Ltd.	1,777,508	5,340,585	0.7%
# Jubilee Mines NL	494,194	5,322,865	0.7%
#* Kagara Zinc, Ltd.	793,205	4,552,458	0.6%
Pacific Brands, Ltd.	2,047,113	4,293,548	0.6%
Paperlinx, Ltd.	1,762,482	5,484,488	0.7%
# Primary Health Care, Ltd.	508,734	5,120,806	0.7%
# Ramsay Health Care, Ltd.	430,216	3,743,977	0.5%
Reece Australia, Ltd.	251,463	3,968,775	0.5%
Rural Press, Ltd.	487,796	4,562,419	0.6%
Smorgon Steel Group, Ltd.	3,274,819	4,514,684	0.6%
# Southern Cross Broadcasting (Australia), Ltd.	259,672	3,271,459	0.4%
# Ten Network Holdings, Ltd.	1,658,273	4,515,694	0.6%
Transfield Services, Ltd.	768,280	5,483,036	0.7%
# United Group, Ltd.	393,438	4,325,763	0.6%
Other Securities		249,266,883	33.3%
TOTAL COMMON STOCKS		430,731,255	57.5%
PREFERRED STOCKS — (0.1%)
Other Securities		654,646	0.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		396,425	0.0%
TOTAL — AUSTRALIA		431,782,326	57.6%
CANADA — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		4,527	0.0%

55

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HONG KONG — (20.4%)
COMMON STOCKS — (20.4%)
* China Insurance International Holdings Co., Ltd.	3,512,000	$3,745,762	0.5%
# COFCO International, Ltd.	4,150,000	3,625,934	0.5%
# First Pacific Co., Ltd.	6,992,000	3,546,936	0.5%
Guangzhou Investment Co., Ltd.	15,476,000	3,881,090	0.5%
# Li Ning Co., Ltd.	2,733,000	3,636,949	0.5%
Prime Success International Group, Ltd.	4,328,000	3,605,424	0.5%
Vtech Holdings, Ltd.	588,000	3,697,774	0.5%
Other Securities		184,960,141	24.6%
TOTAL COMMON STOCKS		210,700,010	28.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		62,295	0.0%
TOTAL — HONG KONG		210,762,305	28.1%
MALAYSIA — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		3,565	0.0%
NEW ZEALAND — (2.5%)
COMMON STOCKS — (2.5%)
Other Securities		25,495,203	3.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		66,200	0.0%
TOTAL — NEW ZEALAND		25,561,403	3.4%
SINGAPORE — (7.1%)
COMMON STOCKS — (7.1%)
# Labroy Marine, Ltd.	3,343,000	4,040,465	0.5%
Other Securities		68,706,988	9.2%
TOTAL COMMON STOCKS		72,747,453	9.7%
RIGHTS/WARRANTS — (0.0%)
Other Securities		306,172	0.1%
TOTAL — SINGAPORE		73,053,625	9.8%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (28.1%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $2,784,907 FHLMC 5.000%, 04/15/34, valued at $2,805,414) to be repurchased at $2,750,406	$2,750	2,750,000	0.4%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $363,449,316 FNMA, rates ranging from 4.000% to 9.500%, maturities ranging from 01/01/18 to 11/01/36, valued at $237,048,000) to be repurchased at $232,434,279	232,400	232,400,000	31.0%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $71,199,438 FHLMC 5.500%, 11/01/22 & FNMA 5.500%, 11/01/34, valued at $37,553,744) to be repurchased at $36,821,063	36,816	36,815,633	4.9%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $16,925,000 FNMA 6.500%, 09/01/36, valued at $17,145,540) to be repurchased at $16,807,578	16,805	16,805,095	2.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,706,000 FHLMC 5.82%, 06/01/36, valued at $1,657,388) to be repurchased at $1,632,235	1,632	1,632,000	0.2%
TOTAL TEMPORARY CASH INVESTMENTS		290,402,728	38.7%
TOTAL INVESTMENTS — (100.0%) (Cost $877,926,438)		$1,031,570,479	137.6%

See accompanying Notes to Financial Statements.
56

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (99.2%)
Consumer Discretionary — (19.2%)
Bellway P.L.C.	356,982	$10,259,284	0.9%
Bovis Homes Group P.L.C.	449,404	8,954,456	0.8%
First Choice Holidays P.L.C.	1,764,534	8,909,157	0.8%
Greene King P.L.C.	522,707	10,647,604	1.0%
* MyTravel Group P.L.C.	1,643,447	7,106,816	0.6%
Redrow P.L.C.	577,763	7,474,818	0.7%
Taylor Nelson Sofres P.L.C.	1,605,792	6,294,413	0.6%
Wetherspoon (J.D.) P.L.C.	552,111	7,034,605	0.6%
Other Securities		149,504,821	13.3%
Total Consumer Discretionary		216,185,974	19.3%
Consumer Staples — (4.2%)
Wolverhampton & Dudley Breweries P.L.C.	284,926	8,871,052	0.8%
Other Securities		38,371,512	3.4%
Total Consumer Staples		47,242,564	4.2%
Energy — (6.9%)
Burren Energy P.L.C.	421,226	7,610,677	0.7%
* Dana Petroleum P.L.C.	319,654	7,796,130	0.7%
* Premier Oil P.L.C.	295,932	7,867,209	0.7%
*# Soco International P.L.C.	277,409	7,366,892	0.7%
* Venture Production P.L.C.	434,519	7,305,206	0.6%
Wood Group (John) P.L.C.	1,504,358	6,971,929	0.6%
Other Securities		32,339,589	2.9%
Total Energy		77,257,632	6.9%
Financials — (19.3%)
Aberdeen Asset Management P.L.C.	2,223,016	7,531,385	0.7%
Brit Insurance Holdings P.L.C.	1,252,614	7,491,886	0.7%
Brixton P.L.C.	952,536	10,235,346	0.9%
Capital & Regional P.L.C.	275,300	7,242,259	0.6%
Collins Stewart Tullett P.L.C.	407,502	6,865,286	0.6%
Derwent Valley Holdings P.L.C.	224,683	8,427,441	0.8%
Great Portland Estates P.L.C.	722,131	8,713,179	0.8%
* Henderson Group P.L.C.	3,396,725	8,322,016	0.7%
Hiscox P.L.C.	1,606,168	8,351,028	0.7%
London Merchant Securities P.L.C.	1,425,531	7,871,493	0.7%
Shaftesbury P.L.C.	572,839	7,667,113	0.7%
Other Securities		128,500,326	11.5%
Total Financials		217,218,758	19.4%
Health Care — (2.7%)
Total Health Care		30,099,953	2.7%
Industrials — (31.8%)
Aggreko P.L.C.	979,669	7,595,866	0.7%
Arriva P.L.C.	577,614	7,916,086	0.7%
Carillion P.L.C.	1,066,439	8,061,777	0.7%
* Charter P.L.C.	561,590	9,588,551	0.9%
Cookson Group P.L.C.	694,799	8,116,894	0.7%
Davis Service Group P.L.C.	645,338	6,469,953	0.6%
De La Rue P.L.C.	632,781	7,999,202	0.7%
* easyJet P.L.C.	1,032,000	12,100,378	1.1%
Enodis P.L.C.	1,616,238	6,519,159	0.6%
Forth Ports P.L.C.	171,300	6,793,929	0.6%
Go-Ahead Group P.L.C.	167,245	6,980,692	0.6%

57

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Homeserve P.L.C.	238,474	$8,489,111	0.8%
Intertek Group P.L.C.	512,085	7,791,522	0.7%
* Invensys P.L.C.	1,929,073	9,948,540	0.9%
Laing (John) P.L.C.	848,681	6,722,929	0.6%
Michael Page International P.L.C.	1,224,495	9,837,808	0.9%
* Regus Group P.L.C.	3,628,946	7,964,410	0.7%
SIG P.L.C.	445,720	8,486,122	0.8%
Weir Group P.L.C.	769,429	7,937,032	0.7%
Other Securities		202,339,498	18.0%
Total Industrials		357,659,459	32.0%
Information Technology — (9.9%)
Electrocomponents P.L.C.	1,319,110	7,326,861	0.7%
Halma P.L.C.	1,554,692	6,601,320	0.6%
Misys P.L.C.	1,682,514	7,130,234	0.6%
Spectris P.L.C.	508,179	6,886,545	0.6%
Other Securities		83,721,605	7.5%
Total Information Technology		111,666,565	10.0%
Materials — (3.3%)
Total Materials		37,522,530	3.4%
Other — (0.0%)
Total Other		19,322	0.0%
Telecommunication Services — (0.8%)
Total Telecommunication Services		8,566,667	0.8%
Utilities — (1.1%)
Viridian Group P.L.C.	393,733	10,232,827	0.9%
Other Securities		2,409,923	0.2%
Total Utilities		12,642,750	1.1%
TOTAL COMMON STOCKS		1,116,082,174	99.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		87,591	0.0%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.8%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $5,768,675 FHLMC 5.000%, 04/15/34, valued at $5,811,152) to be repurchased at $5,697,208	$5,696	5,696,368	0.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,108,000 FHLMC 5.82%, 06/01/36, valued at $3,019,439) to be repurchased at $2,974,429	2,974	2,974,000	0.3%
TOTAL TEMPORARY CASH INVESTMENTS		8,670,368	0.8%
TOTAL INVESTMENTS — (100.0%) (Cost $722,319,437)		$1,124,840,133	100.6%

See accompanying Notes to Financial Statements.
58

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRIA — (1.9%)
COMMON STOCKS — (1.9%)
Boehler-Uddeholm AG	104,608	$6,662,280	0.3%
Other Securities		34,862,070	1.9%
TOTAL COMMON STOCKS		41,524,350	2.2%
RIGHTS/WARRANTS — (0.0%)
Other Securities		567	0.0%
TOTAL — AUSTRIA		41,524,917	2.2%
BELGIUM — (2.9%)
COMMON STOCKS — (2.9%)
Other Securities		63,740,725	3.4%
DENMARK — (3.6%)
COMMON STOCKS — (3.6%)
Other Securities		77,681,594	4.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		20,768	0.0%
TOTAL — DENMARK		77,702,362	4.1%
FINLAND — (5.0%)
COMMON STOCKS — (5.0%)
Amer Sports Oyj Series A	269,460	6,151,529	0.3%
# Huhtamaki Oyj	322,600	6,066,404	0.3%
KCI Konecranes Oyj	255,800	6,520,673	0.4%
Nokian Renkaat Oyj	379,540	7,879,410	0.4%
Uponor Oyj Series A	203,800	6,680,088	0.4%
Other Securities		75,467,192	4.0%
TOTAL COMMON STOCKS		108,765,296	5.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		178,383	0.0%
TOTAL — FINLAND		108,943,679	5.8%
FRANCE — (10.6%)
COMMON STOCKS — (10.6%)
*# Compagnie Generale de Geophysique SA	37,105	7,450,386	0.4%
Fimalac SA	111,143	10,117,109	0.5%
# Havas SA	1,035,703	5,718,435	0.3%
Nexans SA	78,576	8,466,202	0.5%
# SCOR SA	2,821,430	8,068,730	0.4%
Somfy SA	22,900	5,741,319	0.3%
Other Securities		184,767,307	9.9%
TOTAL COMMON STOCKS		230,329,488	12.3%
RIGHTS/WARRANTS — (0.0%)
Other Securities		78,917	0.0%
TOTAL — FRANCE		230,408,405	12.3%
GERMANY — (11.7%)
COMMON STOCKS — (11.7%)
Bilfinger Berger AG	136,777	8,524,911	0.5%
IVG Immobilien AG	143,237	5,601,608	0.3%
* MTU Aero Engines Holding AG	144,740	5,928,604	0.3%
*# QIAGEN NV	481,837	7,043,808	0.4%
Rhoen-Klinikum AG	149,004	6,723,692	0.4%
Stada Arzneimittel AG	164,610	8,748,560	0.5%

59

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
United Internet AG	371,216	$5,685,345	0.3%
* Wincor Nixdorf AG	58,800	8,461,206	0.5%
Other Securities		197,053,176	10.3%
TOTAL COMMON STOCKS		253,770,910	13.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		26,705	0.0%
TOTAL — GERMANY		253,797,615	13.5%
GREECE — (3.9%)
COMMON STOCKS — (3.9%)
Other Securities		84,537,577	4.5%
PREFERRED STOCKS — (0.0%)
Other Securities		37,861	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		74,418	0.0%
TOTAL — GREECE		84,649,856	4.5%
IRELAND — (3.0%)
COMMON STOCKS — (3.0%)
DCC P.L.C.	324,316	9,894,632	0.5%
FBD Holdings P.L.C.	132,521	7,147,857	0.4%
IAWS Group P.L.C.	368,887	9,093,092	0.5%
Other Securities		39,565,340	2.1%
TOTAL — IRELAND		65,700,921	3.5%
ITALY — (7.2%)
COMMON STOCKS — (7.2%)
# Banco Piccolo Valellinese Scarl SpA	314,205	5,521,102	0.3%
Valentino Fashion Group SpA	150,000	5,877,030	0.3%
Other Securities		145,116,798	7.8%
TOTAL — ITALY		156,514,930	8.4%
NETHERLANDS — (5.9%)
COMMON STOCKS — (5.9%)
Aalberts Industries NV	74,143	6,029,165	0.3%
*# Hagemeyer NV	1,576,607	7,518,225	0.4%
Nutreco Holding NV	100,349	6,211,607	0.3%
Other Securities		108,627,703	5.9%
TOTAL — NETHERLANDS		128,386,700	6.9%
NORWAY — (3.5%)
COMMON STOCKS — (3.5%)
# Prosafe ASA	88,380	6,033,306	0.3%
* TGS Nopec Geophysical Co. ASA	316,440	6,149,275	0.3%
Other Securities		64,414,669	3.5%
TOTAL — NORWAY		76,597,250	4.1%
PORTUGAL — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		24,625,492	1.3%
SPAIN — (4.4%)
COMMON STOCKS — (4.4%)
Other Securities		95,616,919	5.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		23,853	0.0%
TOTAL — SPAIN		95,640,772	5.1%

60

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SWEDEN — (6.7%)
COMMON STOCKS — (6.7%)
# Elekta AB Series B	317,200	$6,969,378	0.4%
JM AB	291,468	5,902,465	0.3%
Kungsleden AB	432,600	6,044,530	0.3%
# Meda AB Series A	255,575	8,290,994	0.5%
Other Securities		117,477,374	6.2%
TOTAL — SWEDEN		144,684,741	7.7%
SWITZERLAND — (14.4%)
COMMON STOCKS — (14.3%)
* Actelion, Ltd.	57,965	10,334,593	0.6%
Barry Callebaut AG	10,927	5,585,769	0.3%
Clariant AG	794,519	11,213,914	0.6%
Converium Holding AG	546,150	7,153,398	0.4%
Fischer (Georg) AG	11,518	6,539,954	0.4%
Kuoni Reisen Holding AG	13,794	7,161,348	0.4%
* Logitech International SA	247,190	7,281,284	0.4%
Lonza Group AG	129,327	10,830,718	0.6%
*# Oerlikon Corp.	27,910	11,909,719	0.6%
Phonak Holding AG	133,842	10,038,309	0.5%
PSP Swiss Property AG	148,025	8,178,396	0.4%
Rieters Holdings AG	15,890	7,973,182	0.4%
Sig Holding AG	20,338	6,231,414	0.3%
Sika AG	8,623	12,413,350	0.7%
Sulzer AG	14,002	14,307,861	0.8%
Valiant Holding AG	60,231	6,817,165	0.4%
Other Securities		167,969,892	8.8%
TOTAL COMMON STOCKS		311,940,266	16.6%
PREFERRED STOCKS — (0.1%)
Other Securities		1,579,889	0.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		13,746	0.0%
TOTAL — SWITZERLAND		313,533,901	16.7%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (14.2%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $54,455,444 FHLMC 6.000%, 03/15/29 & FNMA, rates ranging from 5.500% to 7.170%(r), maturities ranging from 09/25/32 to 11/01/36, valued at $58,540,860) to be repurchased at $57,400,386	$57,392	57,391,921	3.0%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $569,492,647 FHLMC STRIPS, rates ranging from 0.000% to 5.000%, maturities ranging from 08/01/35 to 08/15/36 & FNMA STRIPS, rates ranging from 0.000% to 6.500%, maturities ranging from 12/01/33 to 07/01/36, valued at $219,300,000) to be repurchased at $215,031,713	215,000	215,000,000	11.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,294,000 FHLMC 5.82%, 06/01/36, valued at $1,257,128) to be repurchased at $1,238,178	1,238	1,238,000	0.1%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $37,677,097 FHLMC, rates ranging from 4.000% to 10.500%, maturities ranging from 02/01/08 to 11/01/36 & FNMA, rates ranging from 4.500% to 11.500%, maturities ranging from 11/01/07 to 11/01/36, valued at $35,703,027) to be repurchased at $35,005,163	35,000	35,000,000	1.9%
TOTAL TEMPORARY CASH INVESTMENTS		308,629,921	16.5%
TOTAL INVESTMENTS — (100.0%) (Cost $1,443,976,433)		$2,175,082,187	116.0%

See accompanying Notes to Financial Statements.
61

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The U.S. Large Company Series	The U.S. Large Cap value Series	The U.S. Small Cap Series	The DFA International Value Series
ASSETS:
Investments at Value (including $862,281, $1,570,015, $617,596, and $763,064 of securities on loan, respectively)	$4,876,285	$8,798,548	$3,597,175	$7,416,695
Temporary Cash Investments at Value	949,766	1,687,547	666,693	831,470
Foreign Currencies at Value	—	—	—	5,903
Cash	2,568	6,460	—	15
Receivables:
Investment Securities Sold	1,809	—	2,617	2,387
Dividends, Interest, and Tax Reclaims	10,766	18,338	1,902	14,972
Securities Lending Income	122	257	654	240
Fund Shares Sold	3,064	14,396	2,438	9,029
Fund Margin Variation	29	—	—	—
Prepaid Expenses and Other Assets	55	3	3	2
Total Assets	5,844,464	10,525,549	4,271,482	8,280,713
LIABILITIES:
Payables:
Upon Return of Securities Loaned	888,901	1,623,528	650,450	809,429
Investment Securities Purchased	503	30,687	2,297	12,511
Fund Shares Redeemed	1,723	33	—	10
Deferred Revenue	—	3,980	—	—
Due to Advisor	102	725	89	1,202
Accrued Expenses and Other Liabilities	255	290	142	309
Total Liabilities	891,484	1,659,243	652,978	823,461
NET ASSETS	$4,952,980	$8,866,306	$3,618,504	$7,457,252
SHARES OUTSTANDING $0.01 PAR VALUE (1)	N/A	378,204,771	201,971,718	338,026,799
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	N/A	$23.44	$17.92	$22.06
Investments at Cost	$3,266,906	$6,926,849	$3,017,383	$5,103,318
Temporary Cash Investments at Cost	$949,766	$1,687,547	$666,693	$831,470
Foreign Currencies at Cost	$—	$—	$—	$5,836
NET ASSETS CONSIST OF:
Paid-in Capital	N/A	$6,515,417	$2,803,052	$4,950,489
Accumulated Net Investment Income (Loss)	N/A	1,485	819	(7,523)
Accumulated Net Realized Gain (Loss) of Investment Securities and Futures	N/A	477,705	234,841	200,182
Accumulated Net Realized Foreign Exchange Gain (Loss)	N/A	—	—	378
Unrealized Appreciation (Depreciation) of Investment Securities, Futures, and Foreign Currency	N/A	1,871,699	579,792	2,313,444
Unrealized Net Foreign Exchange Gain (Loss)	N/A	—	—	282
NET ASSETS	N/A	$8,866,306	$3,618,504	$7,457,252
(1) NUMBER OF SHARES AUTHORIZED	N/A	Unlimited	Unlimited	Unlimited

See accompanying Notes to Financial Statements.
62

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The Japanese Small Company Series	The Asia Pacific Small Company Series	The United Kingdom Small Company Series	The Continental Small Company Series
ASSETS:
Investments at Value (including $416,160, $229,423, $5,408, and $283,635 of securities on loan, respectively)	$1,371,085	$741,168	$1,116,170	$1,866,452
Temporary Cash Investments at Value	457,355	290,403	8,670	308,630
Foreign Currencies at Value	6,301	4,891	4,038	2,909
Cash	16	16	15	8
Receivables:
Investment Securities Sold	1,894	4,964	105	5,765
Dividends, Interest, and Tax Reclaims	4,983	1,578	1,762	1,882
Securities Lending Income	752	273	5	359
Fund Shares Sold	5,011	40	—	—
Prepaid Expenses and Other Assets	1	—	1	—
Total Assets	1,847,398	1,043,333	1,130,766	2,186,005
LIABILITIES:
Payables:
Upon Return of Securities Loaned	448,108	288,771	5,696	307,392
Investment Securities Purchased	13,360	4,832	7,113	2,958
Fund Shares Redeemed	23	—	—	217
Due to Advisor	111	60	90	151
Accrued Expenses and Other Liabilities	74	43	41	93
Total Liabilities	461,676	293,706	12,940	310,811
NET ASSETS	$1,385,722	$749,627	$1,117,826	$1,875,194
Investments at Cost	$1,335,464	$587,524	$713,649	$1,135,347
Temporary Cash Investments at Cost	$457,355	$290,403	$8,670	$308,630
Foreign Currencies at Cost	$6,291	$4,350	$3,923	$2,878

See accompanying Notes to Financial Statements.
63

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The U.S. Large Company Series	The U.S. Large Cap value Series	The U.S. Small Cap Series	The DFA International Value Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0, and $14,345, respectively)	$85,425	$121,542	$30,044	$196,983
Interest	3,293	4,025	1,006	1,745
Income from Securities Lending	993	2,231	7,248	8,035
Total Investment Income	89,711	127,798	38,298	206,763
Expenses
Investment Advisory Services Fees	1,122	7,124	972	11,736
Accounting & Transfer Agent Fees	462	720	339	601
S&P 500® Fees	84	—	—	—
Custodian Fees	74	200	128	905
Legal Fees	29	41	20	30
Audit Fees	60	92	43	76
Shareholders' Reports	40	57	28	42
Directors'/Trustees' Fees & Expenses	62	95	44	78
Other	68	96	55	121
Total Expenses	2,001	8,425	1,629	13,589
Net Investment Income (Loss)	87,710	119,373	36,669	193,174
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	(8,634)	477,934	237,752	201,700
Net Realized Gain (Loss) on Futures	6,769	—	—	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	378
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	523,721	631,814	201,127	1,351,708
Futures	(1,050)	—	—	—
Translation of Foreign Currency Denominated Amounts	—	—	—	486
Net Realized and Unrealized Gain (Loss)	520,806	1,109,748	438,879	1,554,272
Net Increase (Decrease) in Net Assets Resulting from Operations	$608,516	$1,229,121	$475,548	$1,747,446

See accompanying Notes to Financial Statements.
64

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The Japanese Small Company Series	The Asia Pacific Small Company Series	The United Kingdom Small Company Series	The Continental Small Company Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $1,173, $312, $0, and $4,335, respectively)	$15,583	$22,516	$24,916	$30,579
Interest	356	171	129	298
Income from Securities Lending	9,001	2,083	69	4,095
Total Investment Income	24,940	24,770	25,114	34,972
Expenses
Investment Advisory Services Fees	1,369	568	888	1,446
Accounting & Transfer Agent Fees	160	81	112	167
Custodian Fees	280	260	77	484
Legal Fees	8	3	4	7
Audit Fees	19	7	12	19
Shareholders' Reports	10	4	6	10
Directors'/Trustees' Fees & Expenses	19	7	12	19
Other	31	34	19	33
Total Expenses	1,896	964	1,130	2,185
Net Investment Income (Loss)	23,044	23,806	23,984	32,787
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	62,821	37,029	30,432	46,115
Net Realized Gain (Loss) on Foreign Currency Transactions	(83)	(442)	359	(3)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(135,957)	130,890	275,001	455,015
Translation of Foreign Currency Denominated Amounts	218	15	23	130
Net Realized and Unrealized Gain (Loss)	(73,001)	167,492	305,815	501,257
Net Increase (Decrease) in Net Assets Resulting from Operations	$(49,957)	$191,298	$329,799	$534,044

See accompanying Notes to Financial Statements.
65

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The U.S. Large Company Series		The U.S. Large Cap Value Series		The U.S. Small Cap Series		The DFA International Value Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$87,710	$72,280	$119,373	$75,708	$36,669	$24,657	$193,174	$97,688
Net Realized Gain (Loss) on Investment Securities Sold	(8,634)	(28,767)	477,934	200,126	237,752	235,770	201,700	132,514
Net Realized Gain (Loss) on Futures	6,769	5,427	—	—	—	—	—	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	—	—	—	378	(1,607)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	523,721	274,881	631,814	400,320	201,127	11,172	1,351,708	292,697
Futures	(1,050)	(507)	—	—	—	—	—	—
Translation of Foreign Currency Denominated Amounts	—	—	—	—	—	—	486	(566)
Net Increase (Decrease) in Net Assets Resulting from Operations	608,516	323,314	1,229,121	676,154	475,548	271,599	1,747,446	520,726
Distributions From:
Net Investment Income	—	—	(127,544)	(79,209)	(37,137)	(29,151)	(202,210)	(111,684)
Net Short-Term Gains	—	—	(14,160)	—	(34,285)	(18,607)	(11,375)	(2,493)
Net Long-Term Gains	—	—	(186,026)	(3,972)	(153,072)	(94,497)	(115,307)	(104,987)
Total Distributions	—	—	(327,730)	(83,181)	(224,494)	(142,255)	(328,892)	(219,164)
Capital Share Transactions (1):
Shares Issued	—	—	1,997,675	1,391,582	463,046	573,230	1,589,921	1,219,383
Shares Issued in Lieu of Cash Distributions	—	—	317,835	79,551	221,851	141,201	307,948	211,691
Shares Redeemed	—	—	(182,182)	(152,432)	(211,846)	(270,466)	(226,869)	(168,981)
Net Increase (Decrease) from Capital Share Transactions	—	—	2,133,328	1,318,701	473,051	443,965	1,671,000	1,262,093
Transactions in Interest:
Contributions	753,004	841,720	—	—	—	—	—	—
Withdrawals	(647,252)	(420,241)	—	—	—	—	—	—
Net Increase (Decrease) from Transactions in Interest	105,752	421,479	—	—	—	—	—	—
Total Increase (Decrease) in Net Assets	714,268	744,793	3,034,719	1,911,674	724,105	573,309	3,089,554	1,563,655
Net Assets
Beginning of Period	4,238,712	3,493,919	5,831,587	3,919,913	2,894,399	2,321,090	4,367,698	2,804,043
End of Period	$4,952,980	$4,238,712	$8,866,306	$5,831,587	$3,618,504	$2,894,399	$7,457,252	$4,367,698
(1) Shares Issued and Redeemed:
Shares Issued	N/A	N/A	92,566	71,023	27,493	36,505	80,546	74,612
Shares Issued in Lieu of Cash Distributions	N/A	N/A	15,344	4,005	14,136	9,104	16,678	13,315
Shares Redeemed	N/A	N/A	(8,564)	(7,495)	(12,687)	(16,851)	(11,688)	(10,303)
	N/A	N/A	99,346	67,533	28,942	28,758	85,536	77,624
Accumulated Net Investment Income (Loss)	N/A	N/A	$1,485	$9,656	$819	$1,287	$(7,523)	$1,082

See accompanying Notes to Financial Statements.
66

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The Japanese Small Company Series		The Asia Pacific Small Company Series		The United Kingdom Small Company Series		The Continental Small Company Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$23,044	$12,930	$23,806	$15,428	$23,984	$15,787	$32,787	$18,511
Net Realized Gain (Loss) on Investment Securities Sold	62,821	24,072	37,029	15,727	30,432	14,748	46,115	98,606
Net Realized Gain (Loss) on Foreign Currency Transactions	(83)	(553)	(442)	33	359	(335)	(3)	(312)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(135,957)	202,804	130,890	77	275,001	30,824	455,015	17,382
Translation of Foreign Currency Denominated Amounts	218	(324)	15	(11)	23	(3)	130	(163)
Net Increase (Decrease) in Net Assets Resulting from Operations	(49,957)	238,929	191,298	31,254	329,799	61,021	534,044	134,024
Transactions in Interest:
Contributions	334,524	327,851	171,488	96,480	158,726	215,506	375,913	232,255
Withdrawals	(50,274)	(20,483)	(9,082)	(14,810)	(13,737)	(11,252)	(16,701)	(38,985)
Net Increase (Decrease) from Transactions in Interest	284,250	307,368	162,406	81,670	144,989	204,254	359,212	193,270
Total Increase (Decrease) in Net Assets	234,293	546,297	353,704	112,924	474,788	265,275	893,256	327,294
Net Assets
Beginning of Period	1,151,429	605,132	395,923	282,999	643,038	377,763	981,938	654,644
End of Period	$1,385,722	$1,151,429	$749,627	$395,923	$1,117,826	$643,038	$1,875,194	$981,938

See accompanying Notes to Financial Statements.
67

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Large Company Series	The U.S. Large Cap Value Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	N/A	N/A	N/A	N/A	N/A	$20.91	$18.55	$15.41	$13.01	$14.44
Income From Investment Operations
Net Investment Income (Loss)	—	—	—	—	—	0.36	(A)	0.29	0.23	0.21	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	—	—	—	—	—	3.27	2.41	3.09	2.41	(1.43)
Total From Investment Operations	—	—	—	—	—	3.63	2.70	3.32	2.62	(1.23)
Less Distributions
Net Investment Income	—	—	—	—	—	(0.38)	(0.32)	(0.18)	(0.22)	(0.20)
Net Realized Gains	—	—	—	—	—	(0.72)	(0.02)	—	—	—
Total Distributions	—	—	—	—	—	(1.10)	(0.34)	(0.18)	(0.22)	(0.20)
Net Asset Value, End of Period	N/A	N/A	N/A	N/A	N/A	$23.44	$20.91	$18.55	$15.41	$13.01
Total Return	14.25%	8.51%	12.77%	15.05%	(16.59)%	18.16%	14.66%	21.68%	20.34%	(8.64)%
Net Assets, End of Period (thousands)	$4,952,980	$4,238,712	$3,493,919	$3,000,997	$2,623,557	$8,866,306	$5,831,587	$3,919,913	$2,510,662	$1,737,809
Ratio of Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%	0.12%	0.14%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.87%	1.99%	1.75%	1.53%	1.68%	1.56%	1.41%	1.62%	1.49%
Portfolio Turnover Rate	4%	6%	2%	8%	11%	13%	9%	7%	7%	9%

See accompanying Notes to Financial Statements.
68

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Small Cap Series	The DFA International Value Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$16.73	$16.09	$13.84	$9.93	$11.08	$17.30	$16.04	$12.40	$9.33	$10.15
Income From Investment Operations
Net Investment Income (Loss)	0.19	(A)	0.15	0.12	0.08	0.09	0.65	(A)	0.43	0.33	0.27	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	2.27	1.44	2.22	3.92	(1.00)	5.27	1.95	3.61	3.06	(0.78)
Total From Investment Operations	2.46	1.59	2.34	4.00	(0.91)	5.92	2.38	3.94	3.33	(0.54)
Less Distributions
Net Investment Income	(0.19)	(0.18)	(0.08)	(0.09)	(0.10)	(0.67)	(0.52)	(0.30)	(0.25)	(0.25)
Net Realized Gains	(1.08)	(0.77)	(0.01)	—	(0.14)	(0.49)	(0.60)	—	(0.01)	(0.03)
Total Distributions	(1.27)	(0.95)	(0.09)	(0.09)	(0.24)	(1.16)	(1.12)	(0.30)	(0.26)	(0.28)
Net Asset Value, End of Period	$17.92	$16.73	$16.09	$13.84	$9.93	$22.06	$17.30	$16.04	$12.40	$9.33
Total Return	15.90%	10.40%	16.99%	40.32%	(8.42)%	35.73%	15.61%	32.15%	36.24%	(5.53)%
Net Assets, End of Period (thousands)	$3,618,504	$2,894,399	$2,321,090	$1,468,486	$851,901	$7,457,252	$4,367,698	$2,804,043	$1,604,778	$1,125,467
Ratio of Expenses to Average Net Assets	0.05%	0.07%	0.07%	0.08%	0.08%	0.23%	0.27%	0.28%	0.30%	0.30%
Ratio of Net Investment Income to Average Net Assets	1.13%	0.94%	0.85%	0.84%	0.81%	3.29%	2.71%	2.35%	2.61%	2.36%
Portfolio Turnover Rate	18%	21%	16%	16%	34%	8%	10%	15%	14%	18%

See accompanying Notes to Financial Statements.
69

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

	The Japanese Small Company Series					The Asia Pacific Small Company Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	(2.28)%	31.03%	32.73%	47.87%	(9.62)%	38.26%	9.30%	27.40%	61.47%	7.28%
Net Assets, End of Period (thousands)	$1,385,722	$1,151,429	$605,132	$283,699	$195,047	$749,627	$395,923	$282,999	$156,765	$121,637
Ratio of Expenses to Average Net Assets	0.14%	0.22%	0.27%	0.28%	0.27%	0.17%	0.27%	0.32%	0.31%	0.32%
Ratio of Net Investment Income to Average Net Assets	1.68%	1.51%	1.45%	1.41%	1.26%	4.19%	4.33%	3.82%	3.35%	3.77%
Portfolio Turnover Rate	9%	6%	5%	16%	5%	14%	10%	11%	15%	26%
	The United Kingdom Small Company Series					The Continental Small Company Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	44.80%	12.88%	29.68%	44.65%	(4.67)%	47.10%	18.97%	36.57%	52.86%	3.22%
Net Assets, End of Period (thousands)	$1,117,826	$643,038	$377,763	$160,917	$98,899	$1,875,194	$981,938	$654,644	$448,407	$263,068
Ratio of Expenses to Average Net Assets	0.13%	0.22%	0.27%	0.26%	0.26%	0.15%	0.24%	0.26%	0.30%	0.31%
Ratio of Net Investment Income to Average Net Assets	2.70%	3.19%	2.70%	3.25%	3.03%	2.27%	2.16%	2.09%	2.49%	2.22%
Portfolio Turnover Rate	8%	12%	7%	7%	6%	7%	18%	9%	11%	12%

See accompanying Notes to Financial Statements.
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  THE DFA INVESTMENT TRUST COMPANY
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one investment portfolios, of which eight are included in this section of the report (collectively, the "Series").

Domestic Equity Portfolios	International Equity Portfolios
The U.S. Large Company Series	The DFA International Value Series
The U.S. Large Cap Value Series	The Japanese Small Company Series
The U.S. Small Cap Series	The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Domestic Equity Portfolios and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the New York Stock Exchange (NYSE). For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Trust have determined that movements in relevant indices or

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other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of an International Equity Portfolio. When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Futures contracts held by The U.S. Large Company Series are valued using the settlement price established each day on the exchange on which they are traded.

2.  Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios, whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income

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earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

5.  New Accounting Standards:  In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series' financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Trust. For the year ended November 30, 2006, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The U.S. Large Company Series	0.025%
The U.S. Large Cap Value Series	0.10%
The U.S. Small Cap Series	0.03%
The DFA International Value Series	0.20%
The Japanese Small Company Series	0.10%
The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

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D.  Deferred Compensation:

At November 30, 2006, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Company Series	$110
The U.S. Large Cap Value Series	151
The U.S. Small Cap Series	77
The DFA International Value Series	117
The Japanese Small Company Series	28
The Asia Pacific Small Company Series	12
The United Kingdom Small Company Series	17
The Continental Small Company Series	28

E.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	Purchases	Sales
The U.S. Large Company Series	$366,370	$189,366
The U.S. Large Cap Value Series	2,812,901	946,109
The U.S. Small Cap Series	861,440	592,901
The DFA International Value Series	1,929,943	460,558
The Japanese Small Company Series	419,677	118,669
The Asia Pacific Small Company Series	261,753	78,949
The United Kingdom Small Company Series	238,369	74,570
The Continental Small Company Series	479,836	95,433

There were no purchases or sales of U.S. Government Securities during the year ended November 30, 2006.

F.  Federal Income Taxes:

It is the intention of The U.S. Large Cap Value Series, The U.S. Small Cap Series, and The DFA International Value Series each to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income and capital gains to its shareholders.

The U.S. Large Company Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, and The Continental Small Company Series are treated as partnerships for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to net realized gains on securities considered to be "passive foreign investment companies", were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
The DFA International Value Series	$431	$(431)

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The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
The U.S. Large Cap Value Series
2005	$79,209	$3,972	$83,181
2006	141,704	186,026	327,730
The U.S. Small Cap Series
2005	47,758	94,497	142,255
2006	71,422	153,072	224,494
The DFA International Value Series
2005	114,177	104,987	219,164
2006	213,585	115,307	328,892

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings/ (Accumulated Losses)
The U.S. Large Cap Value Series	$15,465	$463,876	$479,341
The U.S. Small Cap Series	38,116	199,936	238,052
The DFA International Value Series	29,356	185,656	215,012

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Series' had no capital loss carryforwards available to offset future realized capital gains.

Some of the Series' Investments are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At November 30, 2006, the following Series' had unrealized appreciation (depreciation) (mark to market) and realized gains on the sale of passive foreign investment companies, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income (amounts in thousands):

	Mark to Market	Realized Gains
The DFA International Value Series	$21,675	$18,925
The Japanese Small Company Series	2,438	2,838
The Asia Pacific Small Company Series	1,928	1,634
The United Kingdom Small Company Series	14,316	33
The Continental Small Company Series	4,308	4,008

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At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
The U.S. Large Company Series	$4,390,003	$1,754,582	$(318,534)	$1,436,048
The U.S. Large Cap Value Series	8,614,396	2,092,494	(220,795)	1,871,699
The U.S. Small Cap Series	3,686,394	901,165	(323,691)	577,474
The DFA International Value Series	5,956,646	2,367,740	(76,221)	2,291,519
The Japanese Small Company Series	1,798,268	213,054	(182,882)	30,172
The Asia Pacific Small Company Series	879,905	222,236	(70,570)	151,666
The United Kingdom Small Company Series	736,645	440,518	(52,323)	388,195
The Continental Small Company Series	1,448,285	766,091	(39,294)	726,797

G.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Foreign Market Risks: Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

3.  Futures Contracts: During the year ended November 30, 2006, The U.S. Large Company Series ("Large Company") entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, Large Company deposits cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by Large Company as unrealized gains or losses until the contracts are closed. When the contracts are closed, Large Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that Large Company could lose more than the initial margin requirements.

At November 30, 2006, The U.S. Large Company Series had the following outstanding futures contracts (dollar amounts in thousands):

Description	Expiration Date	Number of Contracts	Contract Value	Unrealized Gain/(Loss)
S&P 500 Index®	December 15, 2006	178	$62,429	$1,398

Large Company had approximately $2,567 of cash segregated as collateral for the open futures contracts and has been accounted for on the Statements of Assets and Liabilities.

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H.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. For the year ended November 30, 2006, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Cap Value Series	5.00%	$9,389	1	$1	$9,389
The U.S. Small Cap Series	6.00%	2,640	4	2	3,934

There were no outstanding borrowings by the Series under this line of credit at November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. For the year ended November 30, 2006, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	5.70%	2,509	2	1	3,791
The United Kingdom Small Company Series	5.85%	279	16	1	885
The Continental Small Company Series	5.60%	398	14	1	2,343

There were no outstanding borrowings by the Series under this line of credit at November 30, 2006.

I.  Securities Lending:

As of November 30, 2006, some of the Series had securities on loan to brokers/dealers, for which each Series held cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to each Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both

77

agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Small Cap Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series and The Continental Small Company Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

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FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

81

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

82

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

83

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

84

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

85

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

86

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

87

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have an November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year December 1, 2005 to November 30, 2006, each Series/Portfolio is designating the following items with regard to distributions paid during the fiscal year.

The DFA Investment Trust Company	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)
The Global Value Series	42.45%	11.09%	46.46%	100.00%	—	—	—	2.23%	8.88%
The Global Large Company Series	100.00%	—	—	100.00%	—	—	—	3.23%	—
The Global Small Company Series	31.61%	4.80%	63.59%	100.00%	—	—	3.48%	1.35%	34.51%
The U.S. Large Cap Value Series	38.92%	4.32%	56.76%	100.00%	89.95%	74.42%	—	2.67%	9.79%
The U.S. Small Cap Series	16.54%	15.27%	68.19%	100.00%	38.53%	35.42%	—	1.38%	50.37%
The DFA International Value Series	61.48%	3.46%	35.06%	100.00%	—	55.02%	4.36%	0.77%	6.94%

DFA Investment Dimensions Group Inc.

Large Cap International Portfolio	100.00%	—	—	100.00%	—	66.47%	7.21%	0.82%	—

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(4)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(5)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

88

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DFA113006-013A

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

ANNUAL REPORT

Year Ended November 30, 2006

# Dimensional Investing

Dimensional Fund Advisors strives to deliver the performance of capital markets and add value through portfolio design and trading. The firm departs from the rules and rigidity of traditional indexing and avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that reward investors and we deliver them as intelligently and effectively as possible.

A look through our annual reports gives you a sense of our strategy line. As daunting as this variety may seem, all the strategies are easily understood if you look at the simple dimensions that drive returns. Financial science has documented that, over the long term, small cap stocks outperform large cap stocks, and value stocks outperform growth stocks. These returns seem to be compensation for risk. In fixed income, risk is well described by bond maturity and credit quality. Dimensional's vehicles deliberately target specific risk and return tradeoffs. They are diversified and painstakingly designed to work together in your total investment plan.

## Dimensional's Investment Strategies

$119 Billion in Assets Under Management Worldwide as of November 30, 2006

| Core Equity | Small Cap | Value | Tax-Managed | Fixed Income |
|---|---|---|---|---|
| US Core Equity | US Micro Cap | US Small Cap Value | US Small Cap | One-Year |
| International Core Equity | US Small Cap | US Targeted Value | US Small Cap Value | Two-Year Global |
| Emerging Markets Core Equity | International Small Cap | US Large Cap Value | US Equity | Five-Year Government |
| | Emerging Markets Small Cap | International Small Cap Value | US Marketwide Value | Five-Year Global |
| | | International Value | International Value | Intermediate Government |
| | | Emerging Markets Value | | Inflation-Protected Securities |
| | | | | Short-Term Municipal |

Throughout its history, Dimensional has sought to improve its strategies through efficient engineering and cost-effective trading. Our core equity strategies are the latest example of this evolution. Each core strategy targets a broad and diverse group of common stocks across various equity markets. But unlike conventional approaches, the securities are not held in their market-value proportions. The portfolios increase the relative weight of small cap and value stocks, where expected returns are greater. Because the architecture is seamlessly integrated and includes the full range of securities, the costs normally associated with maintaining multiple vehicles are greatly reduced.

The work is never complete, however, and Dimensional will continue to research solutions to address your future needs. We invite you to explore our website, www.dimensional.com, to learn more about the concepts and strategies of Dimensional investing.

Dimensional

Dimensional Fund Advisors is an investment advisor registered with the Securities and Exchange Commission. Consider the investment objectives, risks, and charges and expenses of the Dimensional funds carefully before investing. For these and other information about the Dimensional funds, please read the prospectus carefully before investing. Prospectuses are available by calling Dimensional Fund Advisors collect at (310) 395-8005; on the Internet at www.dimensional.com; or, by mail, DFA Securities Inc., c/o Dimensional Fund Advisors, 1299 Ocean Avenue, Santa Monica, CA 90401. Dimensional funds are distributed by DFA Securities Inc.

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ANNUAL REPORT

i

Table of Contents

Continued

ii

Table of Contents

Continued

The DFA Investment Trust Company

Page
Performance Charts	141

Management's Discussion and Analysis	147

Disclosure of Fund Expenses	156

Disclosure of Portfolio Holdings	158

Schedules of Investments/Summary Schedules of Portfolio Holdings

The U.S. Large Company Series	160

The Enhanced U.S. Large Company Series	162

The U.S. Large Cap Value Series	164

The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)	166

The U.S. Small Cap Value Series	168

The U.S. Small Cap Series	170

The U.S. Micro Cap Series	172

The DFA International Value Series	174

The Japanese Small Company Series	178

The Asia Pacific Small Company Series	180

The United Kingdom Small Company Series	182

The Continental Small Company Series	184

The Emerging Markets Series	187

The Emerging Markets Small Cap Series	190

The DFA One-Year Fixed Income Series	194

The DFA Two-Year Global Fixed Income Series	196

Statements of Assets and Liabilities	198

Statements of Operations	202

Statements of Changes in Net Assets	206

Financial Highlights	210

Notes to Financial Statements	217

Report of Independent Registered Public Accounting Firm	228

Fund Management	229

Voting Proxies on Fund Portfolio Securities	236

Notice to Shareholders	237

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

iii

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DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# U.S. Large Company Portfolio vs. S&P 500 Index

November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Large Company Portfolio
S&P 500 Index
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$21,699
$21,410

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 14.12% | 5.95% | 7.91% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# Enhanced U.S. Large Company Portfolio vs. S&P 500 Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Enhanced US Large Company Portfolio
S&P 500 Index
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$21,699
$21,152

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 13.52% | 5.91% | 7.78% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# U.S. Large Cap Value Portfolio vs. Russell 1000 Value Index
## November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Large Cap Value Portfolio
Russell 1000 Value Index
$30,000
$20,000
$10,000
$0
$29,918
$27,408
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 17.97% | 12.45% | 11.59% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# U.S. Targeted Value Portfolio vs. Russell 2000 Value Index
## February 23, 2000-November 30, 2006

Growth of $10,000
DFA US Targeted Value Portfolio
Russell 2000 Value Index
$40,000
$30,000
$20,000
$10,000
$0
$32,919
$28,493
02/00
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 2/23/2000 |
|---|---|---|---|
| | 19.48% | 19.18% | 19.24% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# U.S. Small Cap Value Portfolio vs. Russell 2000 Value Index

November 30, 1996-November 30, 2006

Growth of $10,000

DFA US Small Cap Value Portfolio
Russell 2000 Value Index
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$43,873
$35,594
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 20.29% | 20.19% | 15.94% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# U.S. Core Equity 1 Portfolio vs. Russell 3000 Index
## September 15, 2005-November 30, 2006

Growth of $10,000

US Core Equity 1 Portfolio
Russell 3000 Index
$20,000
$10,000
$0
$11,697
$11,686
09/05
11/06

| Average Annual Total Return | One Year | From 9/15/2005 |
|---|---|---|
| | 14.35% | 13.70% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# U.S. Core Equity 2 Portfolio vs. Russell 3000 Index

September 15, 2005-November 30, 2006

Growth of $10,000

US Core Equity 2 Portfolio
Russell 3000 Index
$20,000
$10,000
$0
$11,827
$11,697
09/05
11/06

| Average Annual Total Return | One Year | From 9/15/2005 |
|---|---|---|
| | 15.50% | 14.83% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# U.S. Vector Equity Portfolio vs. Russell 2500 Index
## December 30, 2005-November 30, 2006

Growth of $10,000

US Vector Equity Portfolio
Russell 2500 Index
$20,000
$10,000
$0
12/05
11/06
$11,865
$11,566

| Total Return | From 12/30/2005 |
|---|---|
| | 18.65% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# U.S. Small Cap Portfolio vs. Russell 2000 Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Small Cap Portfolio
Russell 2000 Index
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$30,590
$25,199

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 15.49% | 13.60% | 11.83% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# U.S. Micro Cap Portfolio vs.
# Russell 2000 Index
## November 30, 1996-November 30, 2006

Growth of $10,000

DFA US Micro Cap Portfolio
Russell 2000 Index
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$35,559
$25,199

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 14.52% | 16.30% | 13.53% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# DFA Real Estate Securities Portfolio vs. Dow Jones Wilshire REIT Index, S&P 500 Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Real Estate Securities Portfolio
Dow Jones Wilshire REIT Index
S&P 500 Index
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$47,433
$46,434
$21,699
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 38.23% | 24.48% | 16.60% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Dow Jones Wilshire data provided by Dow Jones Indexes. The S&P data are provided by Standard & Poor's Index Services Group.

# Large Cap International Portfolio vs. MSCI EAFE Index (net dividends)

November 30, 1996-November 30, 2006

Growth of $10,000

DFA Large Cap International Portfolio
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$20,594
$20,107

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 28.00% | 13.96% | 7.49% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# International Core Equity Portfolio vs. MSCI World ex US Index (net dividends)

September 15, 2005-November 30, 2006

Growth of $10,000
International Core Equity Portfolio
MSCI World ex US Index (net dividends)
$20,000
$10,000
$0
09/05
11/06
$13,097
$12,919

| Average Annual Total Return | One Year | From 9/15/2005 |
|---|---|---|
| | 30.06% | 24.89% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## International Small Company Portfolio vs.
## MSCI EAFE Small Cap Index (net dividends), MSCI EAFE Small Cap Index (price-only)
November 30, 1996-November 30, 2006

Growth of $10,000
DFA International Small Company Portfolio
MSCI EAFE Small Cap Index (net dividends)
MSCI EAFE Small Cap Index (price-only)
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$25,456
$22,657
$17,960

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 28.51% | 24.68% | 9.79% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.675% of the net asset value at the time of purchase. Prior to April 1998, the reimbursement fee was 0.7%.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## Japanese Small Company Portfolio vs.
## MSCI Japan Small Cap Index (net dividends), MSCI Japan Small Cap Index (price-only)
### November 30, 1996-November 30, 2006

Growth of $10,000
DFA Japanese Small Company Portfolio
MSCI Japan Small Cap Index (net dividends)
MSCI Japan Small Cap Index (price-only)
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$9,713
$8,824
$8,332

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | -2.94% | 16.85% | -0.29% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

## Asia Pacific Small Company Portfolio vs.
## MSCI Pacific ex Japan Small Cap Index (net dividends), MSCI Pacific ex Japan Small Cap Index (price-only)
## November 30, 1996-November 30, 2006

Growth of $10,000
DFA Asia Pacific Small Company Portfolio
MSCI Pacific ex Japan Small Cap Index (net dividends)
MSCI Pacific ex Japan Small Cap Index (price-only)
$30,000
$20,000
$10,000
$0
$23,063
$20,214
$14,436
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 37.52% | 26.37% | 7.29% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## United Kingdom Small Company Portfolio vs.
## MSCI UK Small Cap Index (net dividends), MSCI UK Small Cap Index (price-only)
### November 30, 1996-November 30, 2006

Growth of $10,000
DFA UK Small Company Portfolio
MSCI UK Small Cap Index (net dividends)
MSCI UK Small Cap Index (price-only)
$40,000
$30,000
$20,000
$10,000
$0
$32,971
$32,208
$26,527
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 44.15% | 23.35% | 12.41% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## Continental Small Company Portfolio vs.
## MSCI Europe ex UK Small Cap Index (net dividends), MSCI Europe ex UK Small Cap Index (price-only)
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Continental Small Company Portfolio
MSCI Europe ex UK Small Cap Index (net dividends)
MSCI Europe ex UK Small Cap Index (price-only)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$44,363
$39,191
$30,616

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 46.33% | 29.50% | 16.07% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

## DFA International Small Cap Value Portfolio vs.
## MSCI EAFE Small Cap Index (net dividends), MSCI EAFE Small Cap Index (price-only)
November 30, 1996-November 30, 2006

Growth of $10,000
DFA International Small Cap Value Portfolio
MSCI EAFE Small Cap Index (net dividends)
MSCI EAFE Small Cap Index (price-only)
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$31,286
$22,454
$17,960

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 31.73% | 28.78% | 12.09% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.675% of the net asset value at the time of purchase. Prior to April 1998, the reimbursement fee was 0.7%.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## Emerging Markets Portfolio vs.
## MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Emerging Markets Portfolio
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$30,000
$20,000
$10,000
$0
$27,284
$25,512
$23,493
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 31.31% | 26.67% | 9.82% |

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## Emerging Markets Small Cap Portfolio vs.
## MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
March 5, 1998-November 30, 2006

Growth of $10,000
DFA Emerging Markets Small Cap Portfolio
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$42,451
$35,957
$26,262
03/98
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 3/5/1998 |
|---|---|---|---|
| | 39.95% | 31.39% | 17.85% |

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# Emerging Markets Core Equity Portfolio vs. MSCI Emerging Markets Index (net dividends)

April 5, 2005-November 30, 2006

Growth of $10,000
DFA Emerging Markets Core Equity Portfolio
MSCI Emerging Markets Index (net dividends)
$20,000
$10,000
$0
$16,582
$15,490
04/05
2006
11/06

| Average Annual Total Return | One Year | From 4/5/2005 |
|---|---|---|
| | 33.39% | 54.90% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

## DFA One-Year Fixed Income Portfolio vs.
## Merrill Lynch Six-Month US Treasury Bill Index, Merrill Lynch One-Year US Treasury Note Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA One-Year Fixed Income Portfolio
Merrill Lynch Six-Month US Treasury Bill Index
Merrill Lynch One-Year US Treasury Note Index
$20,000
$10,000
$0
$15,188
$15,087
$14,792
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 4.58% | 2.63% | 4.20% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch Indices are used with permission; copyright 2006 Merrill Lynch, Pierce, Fenner & Smith Incorporated; all rights reserved.

# DFA Two-Year Global Fixed Income Portfolio vs. Merrill Lynch US Government/Corporate Index 1-3 Years

November 30, 1996-November 30, 2006

Growth of $10,000

DFA Two-Year Global Fixed Income Portfolio
Merrill Lynch US Government/Corporate Index 1-3 Years
$20,000
$10,000
$0
$16,195
$15,329
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 4.41% | 2.80% | 4.36% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch Indices are used with permission; copyright 2006 Merrill Lynch, Pierce, Fenner & Smith Incorporated; all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# DFA Five-Year Government Portfolio vs.
# Lehman Brothers US Government Bond Index Intermediate
## November 30, 1996-November 30, 2006

Growth of $10,000
DFA Five-Year Government Portfolio
Lehman Brothers US Government Bond Index Intermediate
$20,000
$10,000
$0
$17,017
$16,386
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 4.36% | 4.26% | 5.06% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Lehman data provided by Lehman Brothers, Inc.

# DFA Five-Year Global Fixed Income Portfolio vs. Lehman Brothers Aggregate Bond Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Five-Year Global Fixed Income Portfolio
Lehman Brothers Aggregate Bond Index
$20,000
$10,000
$0
$18,250
$16,996
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 3.89% | 4.20% | 5.45% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Lehman data provided by Lehman Brothers, Inc.

## DFA Intermediate Government Fixed Income Portfolio vs. Lehman Brothers US Government Bond Index

November 30, 1996-November 30, 2006

Growth of $10,000

DFA Intermediate Government Fixed Income Portfolio
Lehman Brothers US Government Bond Index
$20,000
$10,000
$0
$18,425
$17,867
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 5.31% | 5.21% | 6.30% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Lehman data provided by Lehman Brothers, Inc.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# DFA Short-Term Municipal Bond Portfolio vs. Lehman Brothers Municipal Bond Index 3 Years
August 20, 2002-November 30, 2006

Growth of $10,000
DFA Short-Term Municipal Bond Portfolio
Lehman Brothers Municipal Bond Index 3 Years
$20,000
$10,000
$0
08/02
2004
2005
2006
11/06
$11,069
$10,879

| Average Annual Total Return | One Year | From 8/20/2002 |
| --- | --- | --- |
| | 3.01% | 1.99% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Lehman data provided by Lehman Brothers, Inc.

DFA INVESTMENT DIMENSIONS GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. Equity Market Review  Year Ended November 30, 2006

Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the year under review, small company stocks as measured by the Russell 2000 Index® outperformed large company stocks, as measured by the Russell 1000 Index®, and value stocks, as measured by the Russell 3000 Value Index®, outperformed growth stocks, as measured by the Russell 3000 Growth Index®.

% Total Return for Year Ended November 30, 2006

Russell 3000 Value Index®	20.38%
Russell 3000 Growth Index®	8.82%
Russell Mid Cap Index® (mid-size companies)	16.47%
Russell 1000 Index® (large companies)	14.15%
Russell 2000 Index® (small companies)	17.43%

When the size sectors are further segmented by value and growth characteristics, the distinction in performance within sectors was more significant.

% Total Return for Year Ended November 30, 2006

Russell 2000 Growth Index® (small growth companies)	13.45%
Russell 2000 Value Index® (small value companies)	21.47%
Russell Mid Cap Growth Index® (mid-cap growth companies)	12.88%
Russell Mid Cap Value Index® (mid-cap value companies)	20.16%
Russell 1000 Growth Index® (large growth companies)	8.37%
Russell 1000 Value Index® (large value companies)	20.28%

Source: Frank Russell Company is the source and owner of Russell data. S&P data presented below is provided by Standard & Poor's Index Services Group.

Differences in returns for the various Dimensional U.S. equity funds over the year ended November 30, 2006 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios. Differences in performance relative to the benchmarks, particularly for the small cap portfolios, were also attributable to the unusually positive returns of the Russell index benchmarks during June and July 2006 - the period just after Russell's reconstitution when the indices buy new securities that meet their inclusion criteria and sell existing ones that do not. Historically, the performance of Russell indices suffer during reconstitution as they are forced to purchase securities that have increased in price prior to their addition, giving Dimensional's funds a relative performance advantage. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the "Advisor") generally results in portfolios with greater emphasis on value or small company characteristics relative to widely-used index benchmarks. As a result, in years when value or small company index benchmarks have outperformed growth or large company index benchmarks, it should not be surprising to find investment strategies with a greater exposure to small company or value characteristics outperform growth and large company benchmarks.

Master-Feeder Structure

Certain portfolios described below, called "Feeder Funds," do not buy individual securities directly; instead, these portfolios invest in corresponding funds called "Master Funds." Master Funds, in turn, purchase stocks, bonds, and/or other securities.

Domestic Equity Portfolios' Performance Overview

U.S. Large Company Portfolio

The U.S. Large Company Portfolio seeks to produce returns similar to those of the S&P 500 Index® by purchasing shares of a Master Fund that invests in S&P 500 Index® stocks in approximately the same proportions as they are represented in the S&P 500 Index®. The Master Fund was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets. For the year ended November 30, 2006, total returns were 14.12% for the U.S. Large Company Portfolio, and 14.23% for the S&P 500 Index®. The securities in the Master Fund closely tracked the investment results of the S&P 500 Index®. Underperformance of the Portfolio relative to the Index was primarily due to differences in expenses between the Portfolio and the Index. Results for the S&P 500 Index® are not diminished by management and administrative expenses associated with running a live portfolio.

Enhanced U.S. Large Company Portfolio

The Enhanced U.S. Large Company Portfolio seeks to achieve a total return that exceeds the total return performance of the S&P 500 Index® by purchasing shares of a Master Fund that uses an "enhanced cash" strategy. This strategy combines investment in high grade, short-term fixed income instruments with an overlay of S&P 500 Index® futures contracts or swaps. For the year ended November 30, 2006, more than 96% of the overlay instruments consisted of S&P 500 Index® futures contracts with one swap contract making up the remainder. The behavior of S&P 500 Index® futures contracts is determined principally by the performance of the S&P 500 Index®. For the year ended November 30, 2006, total return was 13.52% for the Enhanced U.S. Large Company Portfolio, and 14.23% for the S&P 500 Index®. Relative to the S&P 500 Index®, underperformance was mostly due to returns of the fixed income securities in the Master Fund as well as differences in costs between the Portfolio and the Index, the returns of which are not diminished by management and administrative expenses. An important component of the pricing of futures contracts is the short-term interest rate imbedded in the contracts. To the extent the fixed income assets in the Master Fund underperform the returns associated with the short-term interest rate imbedded in the futures contracts, the investment results of the Master Fund as a whole will generally underperform the S&P 500 Index®. For the year ending November 30, 2006, the average duration of fixed income securities in the Master Fund exceeded the estimated average duration of those imbedded in the futures contracts which contributed to the Portfolio's underperformance.

U.S. Large Cap Value Portfolio

The U.S. Large Cap Value Portfolio seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Master Fund held more than 210 stocks as of November 30, 2006, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 20.28% for the Russell 1000 Value Index® and 17.97% for the U.S. Large Cap Value Portfolio. Relative to the Russell 1000 Value Index®, underperformance of the Portfolio was primarily due to greater exposure to stocks with more pronounced value characteristics as measured by book-to-market ratio. The Portfolio underperformed the Index by approximately 4 percentage points in July 2006, the month following the Russell 1000 Value Index® reconstitution. Stocks falling in the top decile when ranked by book-to-market ratio which includes the Portfolio's buy range underperformed other stocks in the Russell 1000 Value Index® outside the buy range. The exclusion of REIT securities, one of the top performing sectors in the Index, from the Portfolio also hurt performance.

U.S. Targeted Value Portfolio

During the fiscal year ended November 30, 2006, the U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio) sought to capture the returns of U.S. small capitalization value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employed a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small cap value stocks, but did not attempt to track closely a specific equity index. During the year ended November 30, 2006, the Master Fund refrained from purchasing the very smallest stocks falling in the bottom 2.5% of the U.S. total market capitalization. As of November 30, 2006, the Master Fund held more than 500 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 17.43% for the Russell 2000 Index®, 21.47% for the Russell 2000 Value Index®, and 19.48% for the U.S. Targeted Value Portfolio. Relative to the Russell 2000 Value Index®, underperformance of the Portfolio was primarily due to a lack of exposure to REITs, which outperformed the Index by approximately 7 percentage points and represented approximately 12% of the Index, and the unusually large negative reconstitution costs incurred by the Index during its June 2006 reconstitution.

Note: Effective December 12, 2006, the U.S. Small XM Value Portfolio was renamed the U.S. Targeted Value Portfolio and the Master Fund revised its investment strategy so that U.S. companies whose market capitalizations generally are smaller than the 500th largest U.S. companies are eligible for investment by the Advisor.

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio seeks to capture the returns of U.S. small company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held about 1,300 stocks and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 17.43% for the Russell 2000 Index®, 21.47% for the Russell 2000 Value Index®, and 20.29% for the U.S. Small Cap Value Portfolio. Relative to the Russell 2000 Value Index®, underperformance of the Portfolio was primarily due to a lack of exposure to REITs, which outperformed the Index by approximately 7 percentage points and represented approximately 12% of the Index, and the unusually large negative reconstitution costs incurred by the Index during its June 2006 reconstitution.

U.S. Core Equity 1 Portfolio

The U.S. Core Equity 1 Portfolio seeks to capture the returns of the total U.S. market universe with increased exposure to smaller company stocks and stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and comprehensive exposure to U.S. stocks, but does not attempt to track closely a specific equity index. The Portfolio essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 14.44% for the Russell 3000 Index®

and 14.35% for the U.S. Core Equity 1 Portfolio. Relative to the Russell 3000 Index®, the underperformance of the Portfolio was partially attributable to differences in fees and expenses. Results for the Russell 3000 Index® are not diminished by management and administrative expenses associated with running a live portfolio. The exclusion of REIT securities, the best performing sector in the Index, also contributed to the performance lag.

U.S. Core Equity 2 Portfolio

The U.S. Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe with greater exposure to smaller company stocks and stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 1 Portfolio and the U.S. market in general. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and comprehensive exposure to U.S. stocks, but does not attempt to track closely a specific equity index. The Portfolio essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 14.44% for the Russell 3000 Index® and 15.50% for the U.S. Core Equity 2 Portfolio. Relative to the Russell 3000 Index®, the outperformance of the Portfolio was attributable to the composition differences of large value stocks in the Portfolio compared to the Index.

U.S. Vector Equity Portfolio

The U.S. Vector Equity Portfolio seeks to capture the returns of a broadly diversified basket of U.S. stocks with greater exposure to smaller company stocks and stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 2 Portfolio and the U.S. market in general. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. The Portfolio essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 11 months since the Portfolio's December 30, 2005 inception, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns for the 11 months since the Portfolio's inception were 15.66% for the Russell 2500 Index® and 18.65% for the U.S. Vector Equity Portfolio. Relative to the Russell 2500 Index®, the outperformance of the Portfolio was attributable to the composition differences of larger value stocks in the Portfolio compared to the Index.

U.S. Small Cap Portfolio

The U.S. Small Cap Portfolio seeks to capture the returns of U.S. small company stocks by purchasing shares of The U.S. Small Cap Series, a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held about 2,960 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. For the year ended November 30, 2006, total returns were 17.43% for the Russell 2000 Index® and 15.49% for the U.S. Small Cap Portfolio. Relative to the Russell 2000 Index®, the underperformance of the Portfolio was primarily due to lower exposure to REIT securities, which outperformed the Index by more than 11 percentage points (REITs comprised 7.6% of the Index) and the unsually large positive returns of the Index during its reconstitution in June 2006.

U.S. Micro Cap Portfolio

The U.S. Micro Cap Portfolio seeks to capture the returns of very small U.S. company stocks by purchasing shares of The U.S. Micro Cap Series, a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to very small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held about 2,440 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 17.43% for the Russell 2000 Index®, and 14.52% for the U.S. Micro Cap Portfolio. Relative to the Russell 2000 Index®, the underperformance of the Portfolio was partially attributed to greater exposure to the smallest capitalization stocks. Stocks falling in the bottom 5% of the US equity universe when ranked by market capitalization underperformed the Russell 2000 Index®, and average weight allocated to this range was 98% for the Portfolio compared to 43% for the Index. Underperformance of the Portfolio was also attributable to lower exposure to REIT securities, which outperformed the Index by more than 11 percentage points (REITs comprised 7.6% of the Index) and the unusually large positive returns of the Index during its 2006 reconstitution.

DFA Real Estate Securities Portfolio

DFA Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities, but does not attempt to track closely a specific index. As of November 30, 2006, the Portfolio held approximately 110 stocks, and was mostly invested in equities throughout the year: for the year ended November 30, 2006 were approximately 1% of the Portfolio's assets.

As a result of the Portfolio's diversified approach, performance was determined principally by structural trends in the real estate securities market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, the REIT sector performed strongly, outperforming broad U.S. equity market indices by a wide margin. Total returns were 14.23% for the S&P 500 Index®, 39.37% for the Dow Jones Wilshire REIT Index, and 38.23% for the DFA Real Estate Securities Portfolio. Relative to the S&P 500 Index®, outperformance of the Portfolio was due to the Portfolio's larger allocation to real estate securities. The underperformance of the Portfolio compared to the Dow Jones Wilshire REIT Index was attributable to differences in expenses between the Portfolio and the Index, as well as the underperformance of certain net-lease and less liquid REIT securities that were included in the Portfolio but not in the Index.

International Equity Market Review  Year Ended November 30, 2006

International equity markets had broadly positive returns for the year under review. When expressed in local currencies, prices rose strongly in all of the largest country constituents of the MSCI EAFE Index with the exception of Japan. Net returns were improved by appreciation of most of the relevant non-U.S. currencies relative to the U.S. dollar. Overall, currency exchange rate changes added to returns for U.S. dollar-based investors: total return for the MSCI EAFE Index (net dividends) was 16.68% in local currency and 28.20% in U.S. dollars.

% Total Returns for Year Ended November 30, 2006

Ten Largest Foreign Developed Markets	Local Currency Return	U.S. Dollar Return
United Kingdom	15.33%	31.10%
Japan	8.89%	12.65%
France	20.34%	35.30%
Switzerland	17.30%	28.71%
Germany	21.64%	36.76%
Netherlands	19.10%	33.91%
Australia	23.02%	31.21%
Italy	22.21%	37.41%
Spain	33.57%	50.18%
Canada	21.61%	24.44%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Large company growth stocks and small cap stocks were the poorest-performing asset classes in international markets, while large company value stocks had the best relative results.

% Total Returns for Year Ended November 30, 2006 (U.S. dollars)

MSCI EAFE Small Cap Index (net dividends)	24.70%
MSCI EAFE Value Index (net dividends)	31.08%
MSCI EAFE Index (net dividends)	28.20%
MSCI EAFE Growth Index (net dividends)	25.29%

Returns in emerging markets were higher, on average, than in developed country markets, although results varied widely among individual countries. For the year under review, total returns were 33.95% for the MSCI Emerging Markets Index (net dividends), and 28.20% for the MSCI EAFE Index (net dividends).

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Argentina	60.02%
Brazil	33.44%
Chile	21.39%
Hungary	18.29%
India	60.50%
Indonesia	80.88%
Israel	0.72%
Malaysia	32.63%
Mexico	39.80%
Philippines	47.63%
Poland	46.66%
South Africa	24.92%
South Korea	24.55%
Taiwan	27.80%
Thailand	35.23%
Turkey	–8.90%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Master-Feeder Structure

Certain portfolios described below, called "Feeder Funds", do not buy individual securities directly; instead, these portfolios invest in corresponding funds called a "Master Fund". The Master Funds, in turn, purchase stocks, bonds, and/or other securities.

International Equity Portfolios' Performance Overview

Large Cap International Portfolio

The Large Cap International Portfolio seeks to capture the returns of international large company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap stocks, but does not attempt to track closely a specific equity index. The Portfolio held approximately 1,620 stocks in 22 developed country markets as of November 30, 2006, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the international equity markets rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, international stocks generally outperformed U.S. stocks in both local currency and U.S. dollar terms. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 14.23% for the S&P 500 Index® of U.S. stocks, and 28.00% for the Large Cap International Portfolio. Relative to the MSCI EAFE Index (net dividends), underperformance of the Portfolio was primarily due to differences in fees and expenses between the Portfolio and the Index. Results for the MSCI EAFE Index are not diminished by management and administrative expenses associated with running a live portfolio.

International Core Equity Portfolio

The International Core Equity Portfolio seeks to capture the returns of the broad universe of international stocks with increased exposure to smaller company stocks and stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and comprehensive exposure to developed country stocks, but does not attempt to track closely a specific equity index. The Portfolio held about 3,900 stocks in 22 developed country markets as of November 30, 2006, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the international equity markets rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, international stocks generally outperformed U.S. stocks in both local currency and U.S. dollar terms. Total returns were 27.87% for the MSCI World ex-US Index (net dividends), 14.23% for the S&P 500 Index® of U.S. stocks, and 30.06% for the International Core Equity Portfolio. The outperformance of the Portfolio as compared to MSCI World ex-US Index (net dividends), was primarily due to a higher allocation to midcap and value stocks, which outperformed the Index, and a lower allocation to large growth stocks, which lagged the Index. Midcap and midcap value stocks comprised approximately 36% of the Portfolio compared to approximately 20% of the Index while large growth stocks comprised approximately 5% of the Portfolio compared to approximately 20% of the Index.

International Small Company Portfolio

The International Small Company Portfolio seeks to capture the returns of international small company stocks by purchasing shares of four Master Funds that individually invest in United Kingdom, European (excluding UK), Japanese and Asia Pacific small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Funds held approximately 4,330 stocks in 22 developed country markets, and were mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Funds' assets.

As a result of the Master Funds' diversified investment approach, performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, international small company stocks underperformed large company stocks. Total returns were 28.20% for the large company MSCI EAFE Index (net dividends), 24.70% for the MSCI EAFE Small Cap Index (net dividends), 22.69% for the MSCI EAFE Small Cap Index (price only) and 28.51% for the International Small Company Portfolio. The MSCI EAFE Small Cap Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI EAFE Small Cap Index (price only) for performance comparison purposes until the MSCI EAFE Small Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI EAFE Small Company Index (net dividends), the outperformance of the Portfolio was primarily due to the Portfolio's higher allocation to the United Kingdom, which outperformed the Index by approximately 16 percentage points. The UK comprised approximately 22% of the Portfolio versus approximately 16% of the Index. The Portfolio also benefited from the better performance of the Japanese Small Company Portfolio relative to its benchmark, the MSCI Japan Small Cap Index (net dividends) and a lower allocation to Japan (a country that underperformed the MSCI EAFE Small Company Index).

Japanese Small Company Portfolio

The Japanese Small Company Portfolio seeks to capture the returns of Japanese small company stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 1,250 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006 Japanese small company stocks underperformed Japanese large company stocks. Total returns were 12.56% for the large company MSCI Japan Index (net dividends), -5.34% for the MSCI Japan Small Cap Index (net dividends), -6.27 for the MSCI Japan Small Cap Index (price only) and -2.94% for the Japanese Small Company Portfolio. The MSCI Japan Small Cap Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI Japan Small Cap Index (price only) for performance comparison purposes until the MSCI JapanSmall Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Japan Small Company Index (net dividends), outperformance of the Portfolio was primarily due to greater exposure to small company stocks with market capitalizations below $1.5 billion. Stocks above $1.5 billion underperformed the Index by approximately 10 percentage points. Stocks under $1.5 billion comprised approximately 98% of the Portfolio compared to approximately 24% for the Index.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan, by purchasing shares of a Master Fund that invests in such stocks. The investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 1,050 stocks, and assets were allocated among four countries: Australia, Hong Kong, Singapore, and New Zealand (approximately 58%, 29%, 10%, and 3% respectively). Country allocations are determined by utilizing the approximate weights of individual securities within a universe of Asia Pacific small company stocks constructed by the Advisor, subject to a weight cap for each country.The allocations do not represent a forecast of future performance and are subject to change by the Advisor. The Master Fund was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, Asia Pacific small company stocks outperformed large company stocks. Total returns were 29.20% for the MSCI Pacific Rim ex-Japan Large Company Index (net dividends), 36.27% for the MSCI Pacific Rim ex-Japan Small Cap Index (net dividends), 32.31% MSCI Pacific Rim ex-Japan Small Cap Index (price only), and 37.52% for the Asia Pacific Small Company Portfolio. The MSCI Pacific Rim ex-Japan Small Cap Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI Pacific Rim ex-Japan Small Cap Index (price only) for performance comparison purposes until the MSCI Pacific Rim ex-Japan Small Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Pacific Rim ex-Japan Small Company Index (net dividends), Portfolio outperformance was primarily due to greater exposure to small company stocks with market capitalization under $1.5 billion, which outperformed the Index by approximately 5 percentage points. Stocks under $1.5 billion represented approximately 97% of the Portfolio compared to approximately 71% for the Index.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio seeks to capture the returns of U.K. small company stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 540 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, U.K. small company stocks outperformed U.K. large company stocks. Total returns were 31.04% for the MSCI United Kingdom Large Company Index (net dividends), 42.15% for the MSCI U.K. Small Cap Index (net dividends), 39.04% for the MSCI U.K. Small Cap Index (price only) and 44.15% for the United Kingdom Small Company Portfolio. The MSCI U.K. Small Cap Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI U.K. Small Cap Index (price only) for performance comparison purposes until the MSCI U.K. Small Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI U.K. Small Company Index, outperformance of the Portfolio was primarily due to greater exposure to small company stocks with market capitalization under $1.5 billion, which outperformed stocks in the Index of the same size by approximately 3 percentage points. Stocks under $1.5 billion represented 68% of the Portfolio compared to 66% for the Index. Stocks in the Portfolio above $1.5 billion also outperformed stocks of the same size in the Index by approximately 2.5 percentage points.

Continental Small Company Portfolio

The Continental Small Company Portfolio seeks to capture the returns of small company stocks in developed markets of Europe, excluding the U.K., by purchasing shares of The Continental Small Company Series, a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 1,470 stocks in
15 countries. Country allocations reflect the approximate weights of individual securities within a universe of continental European small company stocks constructed by the Advisor. Country allocations do not represent a forecast of future performance and are subject to change by the Advisor. The Master Fund was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the continental European equity markets, excluding the U.K., rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, European small company stocks outperformed large company stocks. Total returns were 35.82% for the MSCI Europe ex-United Kingdom Large Company Index (net dividends), 47.35% for the MSCI Small Cap Europe ex-U.K Index (net dividends), 45.20% for the MSCI Small

Cap Europe ex-U.K Index (price-only), and 46.33% for the Continental Small Company Portfolio. The MSCI Small Cap Europe ex-U.K. Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI Small Cap Europe ex-U.K. Index (price only) for performance comparison purposes until the MSCI Small Cap Europe ex-U.K. Index (net dividends) has at least ten years of data to report. The underperformance of the Portfolio relative to the MSCI Small Cap Europe ex-U.K. Index was primarily due to differences in fees and expenses between the Portfolio and the Index. Results for the MSCI Small Cap Index Europe ex-U.K. Index are not diminished by management and administrative expenses associated with running a live portfolio.

DFA International Small Cap Value Portfolio

The DFA International Small Cap Value Portfolio seeks to capture the returns of international small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Portfolio held approximately 2,430 stocks in 22 developed country markets, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, international small company stocks underperformed large company stocks. Total returns were 28.20% for the large company MSCI EAFE Index (net dividends); 24.70% for the MSCI EAFE Small Cap Index (net dividends), 22.69% for the MSCI EAFE Small Cap Index (price only), and 31.73% for the DFA International Small Cap Value Portfolio. The MSCI EAFE Small Cap Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI EAFE Small Cap Index (price only) for performance comparison purposes until the MSCI EAFE Small Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI EAFE Small Cap Index (net dividends), the outperformance of the Portfolio was primarily due to greater exposure to small company value stocks, which outperformed small company growth stocks by approximately 19 percentage points. Small value stocks comprised 67% of the Portfolio compared to 20% of the Index. The Portfolio also benefited from a lower exposure to Japan, which underperformed the Index by approximately 30 percentage points.

Emerging Markets Portfolio

The Emerging Markets Portfolio seeks to capture the returns of large company stocks in selected emerging markets by purchasing shares of a Master Fund investing in such firms. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging markets stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 575 stocks in 17 countries. The Master Fund was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified approach, performance was determined principally by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, emerging markets outperformed developed country stocks. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 33.95% for the MSCI Emerging Markets Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), and 31.31% for the Emerging Markets Portfolio. The MSCI Emerging Markets Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI Emerging Markets Index (gross dividends) for performance comparison purposes until the MSCI Emerging Markets Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Emerging Markets Index (net dividends), underperformance of the Portfolio was primarily due to a lack of exposure to China and Russia, which returned approximately 65% and 58% respectively and represented about 17% of the Index, compared to 0% of the Portfolio. The drag in performance due to withholding taxes should also be taken into account when comparing performance relative to the MSCI Emerging Markets Index (gross dividends).

Emerging Markets Small Cap Portfolio

The Emerging Markets Small Cap Portfolio seeks to capture the returns of small company stocks in selected emerging markets by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 2,000 stocks in 16 countries. The Master Fund essentially was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, emerging markets small company stocks outperformed developed country stocks and core emerging markets strategies. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), 33.95% for the MSCI Emerging Markets Index (net dividends), and 39.95% for the Emerging Markets Small Cap Portfolio. The MSCI Emerging Markets Index (net dividends) does not have 10 years of performance. The Portfolio intends to include the MSCI Emerging Markets Index (gross dividends) for performance comparison purposes until the MSCI Emerging Markets Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Emerging Markets Index (net dividends), outperformance of the Portfolio was primarily due to greater exposure to stocks with market capitalizations below $1.5 billion, which outperformed the Index by approximately 10 percentage points. The average weight allocated to stocks in this range was 79% for the Portfolio compared to 6% for the Index. The drag in performance due to withholding taxes should be taken into account when comparing performance relative to the MSCI Emerging Markets Index (gross dividends).

Emerging Markets Core Equity Portfolio

The Emerging Markets Core Equity Portfolio seeks to capture the returns of the broad universe of emerging market stocks with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to stocks in emerging market countries, but does not attempt to track closely a specific equity index. The Portfolio held approximately 2,100 stocks in 16 countries as of November 30, 2006, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the international equity markets rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, emerging markets outperformed developed country stocks. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), 33.95% for the MSCI Emerging Markets Index (net dividends), and 33.39% for the Emerging Markets Core Equity Portfolio. Relative to the MSCI Emerging Markets Index (net dividends), underperformance of the Portfolio was primarily due to a lack of exposure to China and Russia, which returned 65% and 58% respectively and represented 17% of the Index and differences in fees and expenses between the Portfolio and the Index. The Portfolio's performance lag was partially offset by its higher allocation to small company and value stocks, which outperformed large company and growth stocks in emerging markets.

Fixed Income Market Review  Year Ended November 30, 2006

For the year ended November 30, 2006, short-term interest rates rose while longer-term rates fell slightly. The Federal Reserve paused its credit tightening cycle after raising the target rate for federal funds five times over the last twelve months from 4.00% to 5.25% by November 30, 2006. The three-month London Interbank Offered Rate ("LIBOR"), a widely-used benchmark of short-term interest rates, rose 95 basis points during the year ended November 30, 2006, while the yield on 10-year U.S. Treasury notes fell two basis points. The yield curve flattened and inverted during the year under review with yields on short term instruments exceeding yields on intermediate and long-term instruments.

	11/30/05	11/30/06	Change
Three-month LIBOR	4.42%	5.37%	21.5%
10-Year U.S. Treasury note yield	4.48%	4.46%	–0.45%

Source: LIBOR data provided by the British Bankers' Assocation. US Treasury note data provided by Bloomberg.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. As a result, total return for fixed income strategies was primarily a function of maturity. The pattern of returns was "u-shaped", with lower returns for five-year instruments than for three month or longer-term instruments. For the year ended November 30, 2006, total returns were 4.75% for three-month U.S. Treasury bills, 3.90% for five-year U.S. Treasury notes and 5.20% for 30-year U.S. government bonds.

Source: Lehman Brothers data provided by Lehman Brothers Inc.

The Advisor's fixed income approach is based on a shifting-maturity strategy that identifies the maturity range with the highest risk-adjusted expected return. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities are lengthened to achieve higher returns associated with longer maturities. During the period under review, weighted average maturities of most Portfolios were shortened, reflecting flattening yield curves in the U.S.

Fixed Income Portfolio Performance Overview

DFA One-Year Fixed Income Portfolio

The DFA One-Year Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of high quality fixed-income securities with an average maturity of one year or less by purchasing shares of a Master Fund that invests in these securities. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if premiums can be documented.

The Master Fund was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets. The average maturity of the Master Fund shortened significantly during the year under review, from approximately 304 days on November 30, 2005, to 36 days, on November 30, 2006. For the year ended November 30, 2006, total returns were 4.58% for the DFA One-Year Fixed Income Portfolio, 4.73% for the Merrill Lynch Three-Month U.S. Treasury Bill Index, 4.71% for the for the Six-Month US Treasury Index and 4.43% for the One-Year US Treasury Index. The Portfolio outperformed the Merrill Lynch One-Year US Treasury Index but underperformed the Six-Month US Treasury Index primarily due to to differences in fees and expenses. Results for the Six-Month US Treasury Index® are not diminished by management and administrative expenses associated with running a live portfolio. Return differences were also attributable to maturity differences as the Portfolio maintained a longer average maturity than the Index during the first several months of the year ended November 30, 2006.

DFA Two-Year Global Fixed Income Portfolio

The DFA Two-Year Global Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. government securities, high quality corporate securities, and currency-hedged global fixed income instruments, maturing in two years or less by purchasing shares of a Master Fund that invests in these securities. Eligible countries include but are not limited to the United States, Canada, the United Kingdom, Germany, Switzerland, Japan, France, Australia, the Netherlands, Sweden and Denmark. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk adjusted expected returns. Maturities are shifted if premiums can be documented.

The average maturity of the Master Fund was shortened slightly from 1.04 years on November 30, 2005 to 0.90 years on November 30, 2006. The Master Fund was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets. For the year ended November 30, 2006, total returns were 4.41% for the DFA Two-Year Global Fixed Income Portfolio and 4.60% for the Merrill Lynch U.S. Government Corporate Index 1-3 years. Relative to the Merrill Lynch U.S. Government Corporate Index 1-3 years, underperformance of the Portfolio was primarily due to to differences in fees and expenses. Results for the Merrill Lynch U.S. Government Corporate Index 1-3 years are not diminished by management and administrative expenses associated with running a live portfolio. Return differences were also attributable to the Portfolio's global allocation, which changed significantly during the year as the Portfolio lowered its U.S. and Canada allocation to take advantage of positive expected return premiums in Yen and Eurodenominated yield curves.

DFA Five-Year Government Portfolio

The DFA Five-Year Government Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. government securities maturing in five years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if premiums can be documented. The average maturity of the Portfolio decreased significantly from 2.48 years on November 30, 2005 to 0.15 years on November 30, 2006.

The Portfolio was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of the Portfolio's assets. For the year ended November 30, 2006, total returns were 4.36% for the DFA Five-Year Government Portfolio, and 4.87% for the Lehman Brothers Intermediate Government Index. Relative to the Lehman Brothers Intermediate Government Index, underperformance of the Portfolio was due to its shorter average maturity. The Portfolio had lower exposure to securities in the intermediate segment of the yield curve from one to ten years, which outperformed the Index, and greater exposure to the shorter end of the yield curve, which lagged the Index.

DFA Five-Year Global Fixed Income Portfolio

The DFA Five-Year Global Fixed Income Portfolio seeks to maximize risk adjusted total returns from a universe of U.S. government securities, high quality corporate securities, and currency-hedged global fixed income instruments maturing in five years or less. Eligible countries include but are not limited to the United States, Canada, the United Kingdom, Germany, Switzerland, Japan, France, Australia, the Netherlands, Sweden and Denmark. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if premiums can be documented. The average maturity of the Portfolio decreased from 3.91 years on November 30, 2005 to 2.01 years on November 30, 2006. The Portfolio was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of Portfolio assets.

For the year ended November 30, 2006, total returns were 3.89% for the DFA Five-Year Global Fixed Income Portfolio, and 5.94% for the Lehman Brothers Aggregate Index. Relative to the Lehman Brothers Aggregate Index, underperformance of the Portfolio was primarily due to differences in eligible securities. The Index includes mortgage-backed securities and investment grade corporate obligations (including those with longer term maturities) with credit quality ratings below that of the Portfolio. During the period under review, mortgage-backed securities and those securities with longer maturities and lower credit quality outperformed shorter-term securities. Return differences were also attributable to the Portfolio's global allocation, which changed significantly during the year as the Portfolio reduced its allocation to US dollar denominated bonds and moved out of Canadian dollar denominated bonds to take advantage of positive expected return premiums in non-US and Canadian dollar yield curves.

DFA Intermediate Government Fixed Income Portfolio

The DFA Intermediate Government Fixed Income Portfolio seeks to provide a market rate of return and current income from investing generally in U.S. Treasury and government agency issues with maturities of between five and fifteen years. The investment strategy maintains a relatively constant average maturity. The average maturity of the Portfolio fell slightly, from 6.43 years on November 30, 2005 to 6.26 years on November 30, 2006. The Portfolio was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of Portfolio assets. For the year ended November 30, 2006, total returns were 5.31% for the DFA Intermediate Government Fixed Income Portfolio and 5.16% for the Lehman Brothers Government Index. Relative to the Lehman Brothers Government Index, Portfolio outperformance was primarily attributable to structural differences with the Index. The Index is heavily weighted toward U.S. Treasury and shorter dated securities, which underperformed the longer dated and U.S. agency issued securities that comprised most of the Portfolio.

DFA Short-Term Municipal Bond Portfolio

The DFA Short-Term Municipal Bond Portfolio seeks to provide a market rate of return from a universe of high quality municipal securities providing current income exempt from federal personal income tax. The weighted average maturity of the Portfolio generally will not exceed three years. The average maturity of the Portfolio shortened from 1.82 years on November 30, 2005 to 0.88 years on November 30, 2006. The Portfolio was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of Portfolio assets. For the year ended November 30, 2006, total returns were 3.43% for the Lehman Brothers Municipal Three-Year Bond Index, 3.28% for the Lehman Brothers Municipal One-Year Bond Index, and 3.01% for the Portfolio. Relative to the Lehman Brothers Municipal Three-Year Bond Index, underperformance of the Portfolio was primarily due to differences in duration. The Portfolio shortened its duration over the period more significantly than the Index and was thus weighted more heavily in shorter instruments which lagged longer equivalents.

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

FNMA  Federal National Mortgage Association

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

GNMA  Government National Mortgage Association

STRIPS  Separate Trading of Registered Interest and Principal of Securities

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

^  Denominated in local currency or the Euro, unless otherwise noted.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of November 30, 2006.
(y)  The rate shown is the effective yield.

(v)  The variable rate shown is effective as of November 30, 2006.

(t)  Face Amount Denominated in Australian Dollars.

(e)  Face Amount Denominated in Euro.

(d)  Face Amount Denominated in Denmark Krone.

(g)  Face Amount Denominated in British Pounds.

(j)  Face Amount Denominated in Japanese Yen.

(s)  Face Amount Denominated in Swedish Krona.

(f)  Face Amount Denominated in Swiss Francs.

(u)  Face Amount Denominated in U.S. Dollars.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Annualized.

(C)  Non-Annualized.

(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

(E)  Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

N/A  Does not apply to this fund.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission.

(a)  Commencement of Operations.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLES

U. S. Large Company Portfolio**	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,112.60	0.15%	$0.79
Hypothetical 5% Annual Return	$1,000.00	$1,024.32	0.15%	$0.76
Enhanced U.S. Large Company Portfolio**
Actual Fund Return	$1,000.00	$1,111.70	0.26%	$1.38
Hypothetical 5% Annual Return	$1,000.00	$1,023.76	0.26%	$1.32

U.S. Large Cap Value Portfolio**	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,099.40	0.28%	$1.47
Hypothetical 5% Annual Return	$1,000.00	$1,023.66	0.28%	$1.42
U.S. Targeted Value Portfolio** (formerly, U.S. Small XM Value Portfolio)
Actual Fund Return	$1,000.00	$1,093.00	0.46%	$2.41
Hypothetical 5% Annual Return	$1,000.00	$1,022.76	0.46%	$2.33
U.S. Small Cap Value Portfolio**
Actual Fund Return	$1,000.00	$1,079.20	0.53%	$2.76
Hypothetical 5% Annual Return	$1,000.00	$1,022.41	0.53%	$2.69
U.S. Core Equity 1 Portfolio
Actual Fund Return	$1,000.00	$1,098.20	0.23%	$1.21
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17
U.S. Core Equity 2 Portfolio
Actual Fund Return	$1,000.00	$1,097.70	0.26%	$1.37
Hypothetical 5% Annual Return	$1,000.00	$1,023.76	0.26%	$1.32
U.S. Vector Equity Portfolio
Actual Fund Return	$1,000.00	$1,092.00	0.36%	$1.89
Hypothetical 5% Annual Return	$1,000.00	$1,023.26	0.36%	$1.83
U.S. Small Cap Portfolio**
Actual Fund Return	$1,000.00	$1,072.90	0.38%	$1.97
Hypothetical 5% Annual Return	$1,000.00	$1,023.16	0.38%	$1.93
U.S. Micro Cap Portfolio**
Actual Fund Return	$1,000.00	$1,066.30	0.53%	$2.75
Hypothetical 5% Annual Return	$1,000.00	$1,022.41	0.53%	$2.69
DFA Real Estate Securities Portfolio
Actual Fund Return	$1,000.00	$1,283.00	0.33%	$1.89
Hypothetical 5% Annual Return	$1,000.00	$1,023.41	0.33%	$1.67
Large Cap International Portfolio
Actual Fund Return	$1,000.00	$1,104.20	0.29%	$1.53
Hypothetical 5% Annual Return	$1,000.00	$1,023.61	0.29%	$1.47
International Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,106.00	0.47%	$2.48
Hypothetical 5% Annual Return	$1,000.00	$1,022.71	0.47%	$2.38
International Small Company Portfolio***
Actual Fund Return	$1,000.00	$1,090.20	0.55%	$2.88
Hypothetical 5% Annual Return	$1,000.00	$1,022.31	0.55%	$2.79

Japanese Small Company Portfolio**	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$900.20	0.61%	$2.91
Hypothetical 5% Annual Return	$1,000.00	$1,022.01	0.61%	$3.09
Asia Pacific Small Company Portfolio**
Actual Fund Return	$1,000.00	$1,195.00	0.63%	$3.47
Hypothetical 5% Annual Return	$1,000.00	$1,021.91	0.63%	$3.19
United Kingdom Small Company Portfolio**
Actual Fund Return	$1,000.00	$1,209.60	0.60%	$3.32
Hypothetical 5% Annual Return	$1,000.00	$1,022.06	0.60%	$3.04
Continental Small Company Portfolio**
Actual Fund Return	$1,000.00	$1,141.70	0.61%	$3.28
Hypothetical 5% Annual Return	$1,000.00	$1,022.01	0.61%	$3.09
DFA International Small Cap Value Portfolio
Actual Fund Return	$1,000.00	$1,107.70	0.70%	$3.70
Hypothetical 5% Annual Return	$1,000.00	$1,021.56	0.70%	$3.55
Emerging Markets Portfolio**
Actual Fund Return	$1,000.00	$1,197.40	0.60%	$3.31
Hypothetical 5% Annual Return	$1,000.00	$1,022.06	0.60%	$3.04
Emerging Markets Small Cap Portfolio**
Actual Fund Return	$1,000.00	$1,203.30	0.79%	$4.36
Hypothetical 5% Annual Return	$1,000.00	$1,021.11	0.79%	$4.00
Emerging Markets Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,192.70	0.69%	$3.79
Hypothetical 5% Annual Return	$1,000.00	$1,021.61	0.69%	$3.50
DFA One-Year Fixed Income Portfolio**
Actual Fund Return	$1,000.00	$1,025.20	0.18%	$0.91
Hypothetical 5% Annual Return	$1,000.00	$1,024.17	0.18%	$0.91
DFA Two-Year Global Fixed Income Portfolio**
Actual Fund Return	$1,000.00	$1,025.20	0.19%	$0.96
Hypothetical 5% Annual Return	$1,000.00	$1,024.12	0.19%	$0.96
DFA Five-Year Government Portfolio
Actual Fund Return	$1,000.00	$1,026.00	0.23%	$1.17
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17
DFA Five-Year Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,029.20	0.29%	$1.48
Hypothetical 5% Annual Return	$1,000.00	$1,023.61	0.29%	$1.47

DFA Intermediate Government Fixed Income Portfolio	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,057.90	0.14%	$0.72
Hypothetical 5% Annual Return	$1,000.00	$1,024.37	0.14%	$0.71
DFA Short-Term Municipal Bond Portfolio
Actual Fund Return	$1,000.00	$1,018.30	0.23%	$1.16
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

**  The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

***  The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Master Funds' holdings which reflect the investments by category or country.

FEEDER FUNDS

Affiliated Investment Companies
U.S. Large Company Portfolio	100.0%
Enhanced U.S. Large Company Portfolio	100.0%
U.S. Large Cap Value Portfolio	100.0%
U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio	100.0%
U.S. Small Cap Value Portfolio	100.0%
U.S. Small Cap Portfolio	100.0%
U.S. Micro Cap Portfolio	100.0%
International Small Company Portfolio	100.0%
Japanese Small Company Portfolio	100.0%
Asia Pacific Small Company Portfolio	100.0%
United Kingdom Small Company Portfolio	100.0%
Continental Small Company Portfolio	100.0%
Emerging Markets Portfolio	100.0%
Emerging Markets Small Cap Portfolio	100.0%
DFA One-Year Fixed Income Portfolio	100.0%
DFA Two-Year Global Fixed Income Portfolio	100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	REITs	Telecommunication Services	Utilities	Other	Total
U.S. Core Equity 1 Portfolio	14.0%	7.1%	8.7%	22.0%	11.1%	11.8%	14.5%	4.4%	0.0%	2.9%	3.5%	0.0%	100.0%
U.S. Core Equity 2 Portfolio	15.1%	5.7%	9.2%	25.2%	9.4%	11.9%	13.3%	4.7%	0.0%	3.2%	2.3%	0.0%	100.0%
U.S. Vector Equity Portfolio	17.1%	4.4%	8.6%	25.5%	8.0%	12.9%	13.7%	5.2%	0.1%	3.0%	1.5%	0.0%	100.0%
DFA Real Estate Securities Portfolio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	100.0%
Large Cap International Portfolio	11.7%	8.1%	8.6%	28.3%	6.8%	10.6%	4.9%	8.7%	0.1%	6.1%	5.3%	0.8%	100.0%
International Core Equity Portfolio	15.1%	6.9%	5.7%	29.4%	3.8%	15.0%	5.2%	11.1%	0.1%	3.6%	3.3%	0.8%	100.0%
DFA International Small Cap Value Portfolio	17.5%	7.4%	2.5%	23.3%	2.3%	23.6%	6.7%	15.0%	0.7%	0.5%	0.4%	0.1%	100.0%
Emerging Markets Core Equity Portfolio	9.8%	7.5%	5.6%	20.6%	3.2%	11.9%	10.7%	19.1%	0.0%	7.8%	2.9%	0.9%	100.0%

FIXED INCOME PORTFOLIOS

	Corporate	Government	Foreign Corporate	Foreign Government	Muni Insured	Muni G.O. Local	Muni G.O. State	Muni Revenue	Supranational	Total
DFA Five-Year Government Portfolio	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%
DFA Five-Year Global Fixed Income Portfolio	14.0%	4.2%	26.0%	48.6%	0.0%	0.0%	0.0%	0.0%	7.2%	100.0%
DFA Intermediate Government Fixed Income Portfolio	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%
DFA Short-Term Municipal Bond Portfolio	0.0%	0.0%	0.0%	0.0%	27.4%	13.8%	10.5%	48.3%	0.0%	100.0%

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
November 30, 2006

U.S. LARGE COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Company Series of The DFA Investment Trust Company	$2,869,090,797
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $2,177,587,771)	$2,869,090,797

ENHANCED U.S. LARGE COMPANY PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Enhanced U.S. Large Company Series of The DFA Investment Trust Company		$347,249,405
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $277,278,822)	34,211,764	$347,249,405

U.S. LARGE CAP VALUE PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company		$6,411,114,693
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $4,714,651,312)	273,511,719	$6,411,114,693

U.S. TARGETED VALUE PORTFOLIO
(formerly, U.S. Small XM Value Portfolio)

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series) of The DFA Investment Trust Company		$215,385,412
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $162,631,724)	16,170,076	$215,385,412

U.S. SMALL CAP VALUE PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Small Cap Value Series of The DFA Investment Trust Company		$8,740,733,946
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $5,830,820,976)	340,902,260	$8,740,733,946

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (91.0%)
Consumer Discretionary — (12.7%)
* Comcast Corp. Class A	50,630	$2,048,490	0.3%
Disney (Walt) Co.	77,100	2,548,155	0.4%
Home Depot, Inc.	54,500	2,069,365	0.3%
News Corp. Class A	78,400	1,615,040	0.3%
Time Warner, Inc.	143,040	2,880,826	0.5%
Other Securities		79,925,883	12.2%
Total Consumer Discretionary		91,087,759	14.0%
Consumer Staples — (6.5%)
Altria Group, Inc.	54,240	4,567,550	0.7%
Coca-Cola Co.	60,040	2,811,673	0.4%
PepsiCo, Inc.	42,230	2,616,993	0.4%
Procter & Gamble Co.	85,160	5,347,196	0.8%
Wal-Mart Stores, Inc.	119,000	5,485,900	0.9%
Other Securities		25,422,280	3.9%
Total Consumer Staples		46,251,592	7.1%
Energy — (7.9%)
Chevron Corp.	82,060	5,934,579	0.9%
ConocoPhillips	59,203	3,984,362	0.6%
Devon Energy Corp.	27,900	2,047,023	0.3%
Exxon Mobil Corp.	155,025	11,907,470	1.8%
Other Securities		32,465,799	5.0%
Total Energy		56,339,233	8.6%
Financials — (20.0%)
American Express Co.	29,730	1,745,746	0.3%
American International Group, Inc.	103,840	7,302,029	1.1%
Bank of America Corp.	166,700	8,976,795	1.4%
Citigroup, Inc.	178,345	8,844,129	1.4%
Federal Home Loan Mortgage Corporation	25,470	1,710,565	0.3%
Federal National Mortgage Association	32,210	1,836,936	0.3%
JPMorgan Chase & Co.	128,950	5,967,806	0.9%
Merrill Lynch & Co., Inc.	32,550	2,845,846	0.5%
MetLife, Inc.	27,390	1,608,615	0.3%
Morgan Stanley	35,660	2,715,866	0.4%
The Goldman Sachs Group, Inc.	11,200	2,181,760	0.3%
# Wachovia Corp.	51,808	2,807,476	0.4%
Wells Fargo & Co.	87,100	3,069,404	0.5%
Other Securities		91,751,046	13.9%
Total Financials		143,364,019	22.0%
Health Care — (10.1%)
Abbott Laboratories	39,200	1,829,072	0.3%
* Amgen, Inc.	30,000	2,130,000	0.3%
* Genentech, Inc.	27,010	2,208,068	0.4%
Johnson & Johnson	83,421	5,498,278	0.9%
Merck & Co., Inc.	55,790	2,483,213	0.4%
Pfizer, Inc.	186,680	5,131,833	0.8%
* WellPoint, Inc.	23,679	1,791,790	0.3%
Wyeth	38,320	1,850,090	0.3%
Other Securities		49,106,596	7.3%
Total Health Care		72,028,940	11.0%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (10.8%)
3M Co.	19,360	$1,577,066	0.3%
Boeing Co.	20,360	1,802,471	0.3%
General Electric Co.	295,242	10,416,138	1.6%
United Technologies Corp.	25,950	1,674,554	0.3%
Other Securities		61,605,717	9.3%
Total Industrials		77,075,946	11.8%
Information Technology — (13.2%)
* Apple Computer, Inc.	21,790	1,997,707	0.3%
* Cisco Sytems, Inc.	155,800	4,187,904	0.7%
Hewlett-Packard Co.	64,299	2,537,239	0.4%
Intel Corp.	148,154	3,163,088	0.5%
International Business Machines Corp.	39,100	3,594,072	0.6%
Microsoft Corp.	252,000	7,391,160	1.2%
Motorola, Inc.	77,600	1,720,392	0.3%
* Oracle Corp.	133,400	2,538,602	0.4%
Other Securities		67,035,567	10.0%
Total Information Technology		94,165,731	14.4%
Materials — (4.0%)
Total Materials		28,450,979	4.4%
Real Estate Investment Trusts — (0.0%)
Total Real Estate Investment Trusts		141,017	0.0%
Telecommunication Services — (2.6%)
AT&T, Inc.	145,080	4,919,663	0.8%
Sprint Nextel Corp.	101,355	1,977,436	0.3%
Verizon Communications, Inc.	115,710	4,042,907	0.6%
Other Securities		7,947,623	1.2%
Total Telecommunication Services		18,887,629	2.9%
Utilities — (3.2%)
Total Utilities		22,665,290	3.5%
TOTAL COMMON STOCKS		650,458,135	99.7%
RIGHTS/WARRANTS — (0.0%)
Other Securities		253	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (9.0%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $55,620,254 FHLMC 6.000%, 08/01/36 & 7.000%, 09/01/36, valued at $56,049,355) to be repurchased at $54,424,860	$54,417	54,416,849	8.3%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $7,275,000 FHLB Bonds 5.550%, 11/06/13, valued at $7,324,688) to be repurchased at $7,082,556	7,082	7,081,513	1.1%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,965,000 FNMA 5.50%, 02/01/35, valued at $3,148,877) to be repurchased at $3,102,447	3,102	3,102,000	0.5%
TOTAL TEMPORARY CASH INVESTMENTS		64,600,362	9.9%
TOTAL INVESTMENTS — (100.0%) (Cost $660,178,582)		$715,058,750	109.6%

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.0%)
Consumer Discretionary — (13.6%)
* Comcast Corp. Class A	116,924	$4,730,745	0.4%
* Comcast Corp. Special Class A Non-Voting	60,100	2,420,828	0.2%
Disney (Walt) Co.	168,312	5,562,712	0.5%
Home Depot, Inc.	87,100	3,307,187	0.3%
News Corp. Class A	184,300	3,796,580	0.3%
Time Warner, Inc.	339,520	6,837,933	0.6%
Other Securities		155,818,437	12.7%
Total Consumer Discretionary		182,474,422	15.0%
Consumer Staples — (5.1%)
Altria Group, Inc.	77,300	6,509,433	0.5%
Procter & Gamble Co.	175,788	11,037,729	0.9%
Wal-Mart Stores, Inc.	103,800	4,785,180	0.4%
Other Securities		46,660,018	3.9%
Total Consumer Staples		68,992,360	5.7%
Energy — (8.2%)
Chevron Corp.	186,424	13,482,184	1.1%
ConocoPhillips	140,651	9,465,812	0.8%
Devon Energy Corp.	34,500	2,531,265	0.2%
Exxon Mobil Corp.	250,584	19,247,357	1.6%
# Hess Corp.	46,900	2,357,663	0.2%
Marathon Oil Corp.	28,744	2,712,859	0.2%
Occidental Petroleum Corp.	71,760	3,612,398	0.3%
Valero Energy Corp.	48,868	2,691,161	0.2%
Other Securities		54,553,758	4.5%
Total Energy		110,654,457	9.1%
Financials — (22.7%)
Allstate Corp.	52,200	3,313,656	0.3%
American International Group, Inc.	220,480	15,504,154	1.3%
Bank of America Corp.	381,520	20,544,852	1.7%
Citigroup, Inc.	419,332	20,794,674	1.7%
Federal Home Loan Mortgage Corporation	57,460	3,859,014	0.3%
Federal National Mortgage Association	55,192	3,147,600	0.3%
JPMorgan Chase & Co.	295,944	13,696,288	1.1%
Lehman Brothers Holdings, Inc.	44,026	3,243,395	0.3%
Merrill Lynch & Co., Inc.	75,027	6,559,611	0.6%
MetLife, Inc.	62,960	3,697,641	0.3%
Morgan Stanley	59,264	4,513,546	0.4%
Prudential Financial, Inc.	40,216	3,276,800	0.3%
SunTrust Banks, Inc.	30,244	2,469,423	0.2%
The Goldman Sachs Group, Inc.	22,700	4,421,960	0.4%
The St. Paul Travelers Companies, Inc.	56,660	2,935,555	0.3%
U.S. Bancorp	72,000	2,422,080	0.2%
# Wachovia Corp.	170,573	9,243,351	0.8%
Washington Mutual, Inc.	78,976	3,449,672	0.3%
Wells Fargo & Co.	90,600	3,192,744	0.3%
Other Securities		174,301,413	13.9%
Total Financials		304,587,429	25.0%
Health Care — (8.4%)
Johnson & Johnson	72,800	4,798,248	0.4%
Merck & Co., Inc.	54,200	2,412,442	0.2%
Pfizer, Inc.	384,597	10,572,572	0.9%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
* WellPoint, Inc.	53,151	$4,021,936	0.4%
Other Securities		91,422,740	7.4%
Total Health Care		113,227,938	9.3%
Industrials — (10.7%)
General Electric Co.	434,736	15,337,486	1.3%
Other Securities		128,990,654	10.6%
Total Industrials		144,328,140	11.9%
Information Technology — (12.0%)
* Cisco Sytems, Inc.	105,020	2,822,938	0.2%
Hewlett-Packard Co.	139,314	5,497,330	0.5%
Intel Corp.	143,200	3,057,320	0.3%
International Business Machines Corp.	37,444	3,441,852	0.3%
Microsoft Corp.	180,724	5,300,635	0.5%
Other Securities		140,595,305	11.4%
Total Information Technology		160,715,380	13.2%
Materials — (4.3%)
Dow Chemical Co.	80,888	3,236,329	0.3%
Other Securities		53,818,484	4.4%
Total Materials		57,054,813	4.7%
Real Estate Investment Trusts — (0.0%)
Total Real Estate Investment Trusts		252,499	0.0%
Telecommunication Services — (2.9%)
AT&T, Inc.	329,697	11,180,025	0.9%
# Sprint Nextel Corp.	224,700	4,383,897	0.4%
Verizon Communications, Inc.	247,556	8,649,607	0.7%
Other Securities		14,146,704	1.2%
Total Telecommunication Services		38,360,233	3.2%
Utilities — (2.1%)
Total Utilities		28,363,723	2.3%
TOTAL COMMON STOCKS		1,209,011,394	99.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		578	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (10.0%)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $200,463,259 FHLMC, rates ranging from 5.000% to 6.000%, maturities ranging from 09/01/35 to 11/01/36 & FNMA 5.660%(r), 06/01/33, valued at $109,240,955) to be repurchased at $106,074,794	$106,059	106,059,180	8.7%
@Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $14,990,000 FHLB Bonds, 5.125%, 11/28/08 & 5.550%, 11/06/13, valued at $15,013,284) to be repurchased at $14,550,374	14,548	14,548,232	1.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $13,807,000 FHLMC 5.82%, 06/01/36, valued at $13,413,576) to be repurchased at $13,216,905	13,215	13,215,000	1.1%
TOTAL TEMPORARY CASH INVESTMENTS		133,822,412	11.0%
TOTAL INVESTMENTS — (100.0%) (Cost $1,243,240,562)		$1,342,834,384	110.4%

See accompanying Notes to Financial Statements.

U.S. VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (91.7%)
Consumer Discretionary — (15.7%)
* Comcast Corp. Class A	36,579	$1,479,986	0.4%
*# Comcast Corp. Special Class A Non-Voting	18,800	757,264	0.2%
Disney (Walt) Co.	29,600	978,280	0.3%
Harrah's Entertainment, Inc.	14,500	1,141,150	0.3%
* IAC/InterActiveCorp	25,500	930,495	0.2%
* Liberty Media Holding Corp. Capital Class A	12,125	1,066,030	0.3%
* MGM Mirage	22,400	1,204,448	0.3%
Pulte Homes, Inc.	23,800	803,012	0.2%
Time Warner, Inc.	108,581	2,186,821	0.6%
Tribune Co.	24,700	785,460	0.2%
Other Securities		57,341,223	14.0%
Total Consumer Discretionary		68,674,169	17.0%
Consumer Staples — (4.0%)
Altria Group, Inc.	11,800	993,678	0.3%
Coca-Cola Enterprises, Inc.	47,000	961,150	0.3%
Procter & Gamble Co.	20,500	1,287,195	0.3%
Other Securities		14,369,489	3.5%
Total Consumer Staples		17,611,512	4.4%
Energy — (7.9%)
Chesapeake Energy Corp.	27,400	932,422	0.2%
Chevron Corp.	31,100	2,249,152	0.6%
ConocoPhillips	42,700	2,873,710	0.7%
Devon Energy Corp.	12,000	880,440	0.2%
Exxon Mobil Corp.	39,500	3,033,995	0.8%
# Hess Corp.	26,200	1,317,074	0.3%
Noble Energy, Inc.	17,100	914,850	0.2%
Valero Energy Corp.	15,900	875,613	0.2%
Other Securities		21,393,174	5.3%
Total Energy		34,470,430	8.5%
Financials — (23.4%)
AMBAC Financial Group, Inc.	10,400	890,656	0.2%
American International Group, Inc.	37,600	2,644,032	0.7%
Ameriprise Financial, Inc.	18,200	984,620	0.3%
Bank of America Corp.	65,200	3,511,020	0.9%
CIT Group, Inc.	18,910	983,509	0.3%
Citigroup, Inc.	71,200	3,530,808	0.9%
* CNA Financial Corp.	25,800	993,300	0.3%
JPMorgan Chase & Co.	94,700	4,382,716	1.1%
MBIA, Inc.	12,800	891,520	0.2%
Merrill Lynch & Co., Inc.	10,400	909,272	0.2%
MetLife, Inc.	17,400	1,021,902	0.3%
Morgan Stanley	12,000	913,920	0.2%
Prudential Financial, Inc.	10,800	879,984	0.2%
Sovereign Bancorp, Inc.	45,000	1,124,100	0.3%
The Goldman Sachs Group, Inc.	4,500	876,600	0.2%
The St. Paul Travelers Companies, Inc.	18,700	968,847	0.3%
Wachovia Corp.	23,676	1,283,002	0.3%
Washington Mutual, Inc.	26,026	1,136,816	0.3%
Other Securities		74,243,786	18.2%
Total Financials		102,170,410	25.4%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Health Care — (7.3%)
Pfizer, Inc.	55,000	$1,511,950	0.4%
Other Securities		30,578,892	7.5%
Total Health Care		32,090,842	7.9%
Industrials — (11.9%)
General Electric Co.	72,700	2,564,856	0.7%
Southwest Airlines Co.	73,500	1,154,685	0.3%
Other Securities		48,034,084	11.8%
Total Industrials		51,753,625	12.8%
Information Technology — (12.5%)
* Computer Sciences Corp.	15,800	824,760	0.2%
* Juniper Networks, Inc.	51,300	1,092,177	0.3%
* Micron Technology, Inc.	68,703	1,003,064	0.3%
Other Securities		51,794,124	12.8%
Total Information Technology		54,714,125	13.6%
Materials — (4.8%)
Total Materials		20,966,352	5.2%
Real Estate Investment Trusts — (0.1%)
Total Real Estate Investment Trusts		418,660	0.1%
Telecommunication Services — (2.7%)
AT&T, Inc.	59,100	2,004,081	0.5%
Sprint Nextel Corp.	72,600	1,416,426	0.4%
Verizon Communications, Inc.	77,600	2,711,344	0.7%
Other Securities		5,788,388	1.3%
Total Telecommunication Services		11,920,239	2.9%
Utilities — (1.4%)
* Mirant Corp.	25,500	775,710	0.2%
* NRG Energy, Inc.	13,600	774,112	0.2%
Other Securities		4,376,931	1.1%
Total Utilities		5,926,753	1.5%
TOTAL COMMON STOCKS		400,717,117	99.3%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (8.3%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $31,953,040 FHLMC 5.000%, 10/01/35 & 7.000%, 08/01/36, valued at $29,619,710) to be repurchased at $28,761,434	$28,757	28,757,200	7.1%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $3,505,000 FHLB Bonds 5.125%, 11/28/08, valued at $3,498,322) to be repurchased at $3,394,611	3,394	3,394,111	0.9%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $4,335,000 FNMA 5.50%, 04/01/26, valued at $4,131,338) to be repurchased at $4,070,587	4,070	4,070,000	1.0%
TOTAL TEMPORARY CASH INVESTMENTS		36,221,311	9.0%
TOTAL INVESTMENTS — (100.0%) (Cost $401,682,585)		$436,938,428	108.3%

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
November 30, 2006

U.S. SMALL CAP PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Small Cap Series of The DFA Investment Trust Company		$3,298,181,430
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $2,495,534,111)	184,050,303	$3,298,181,430

U.S. MICRO CAP PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Micro Cap Series of The DFA Investment Trust Company		$4,825,758,483
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $3,341,560,741)	393,939,468	$4,825,758,483

See accompanying Notes to Financial Statements.

DFA REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.9%)
Real Estate Investment Trusts — (83.9%)
* Alexander's, Inc.	38,700	$15,712,200	0.6%
Alexandria Real Estate Equities, Inc.	229,900	23,698,092	0.8%
# AMB Property Corp.	698,200	42,778,714	1.5%
Apartment Investment & Management Co. Class A	769,200	44,336,688	1.6%
# Archstone-Smith Trust	1,713,955	102,803,021	3.6%
# AvalonBay Communities, Inc.	588,000	78,251,040	2.8%
BioMed Realty Trust, Inc.	507,060	15,313,212	0.5%
# Boston Properties, Inc.	900,000	105,345,000	3.7%
# Brandywine Realty Trust	711,153	24,997,028	0.9%
# BRE Properties, Inc. Class A	407,400	26,334,336	0.9%
Camden Property Trust	445,400	35,511,742	1.3%
# CBL & Associates Properties, Inc.	510,700	22,011,170	0.8%
# Colonial Properties Trust	362,956	17,770,326	0.6%
# Corporate Office Properties Trust	330,700	16,439,097	0.6%
Crescent Real Estate Equities, Inc.	810,400	17,407,392	0.6%
# Developers Diversified Realty Corp.	866,899	56,157,717	2.0%
# Duke Realty Corp.	1,067,300	46,448,896	1.6%
# Equity Office Properties Trust	2,782,663	134,124,357	4.7%
# Equity One, Inc.	573,376	15,641,697	0.6%
# Equity Residential	2,326,950	123,933,357	4.4%
# Essex Property Trust, Inc.	182,800	24,136,912	0.8%
# Federal Realty Investment Trust	419,300	35,715,974	1.3%
First Industrial Realty Trust, Inc.	347,500	17,461,875	0.6%
General Growth Properties, Inc.	1,930,400	106,056,176	3.7%
# Global Signal, Inc.	524,200	29,108,826	1.0%
Highwood Properties, Inc.	399,800	16,311,840	0.6%
# Home Properties, Inc.	258,990	16,008,172	0.6%
Hospitality Properties Trust	579,200	29,070,048	1.0%
# Host Marriott Corp.	4,085,000	103,023,700	3.6%
# HRPT Properties Trust	1,658,200	20,843,574	0.7%
Kilroy Realty Corp.	252,600	20,662,680	0.7%
Kimco Realty Corp.	1,920,056	89,052,197	3.1%
# Liberty Property Trust	705,300	36,118,413	1.3%
# Mack-Cali Realty Corp.	492,900	26,932,056	0.9%
Maguire Properties, Inc.	366,300	15,695,955	0.6%
# New Plan Excel Realty Trust	817,500	23,290,575	0.8%
# Post Properties, Inc.	337,100	16,126,864	0.6%
ProLogis	1,936,433	126,197,339	4.4%
# Public Storage, Inc.	1,310,934	126,216,726	4.4%
Realty Income Corp.	779,200	21,396,832	0.8%
Reckson Associates Realty Corp.	632,401	30,595,560	1.1%
Regency Centers Corp.	536,200	42,349,076	1.5%
# Simon Property Group, Inc.	1,777,597	181,279,342	6.4%
# SL Green Realty Corp.	357,000	48,280,680	1.7%
Taubman Centers, Inc.	412,900	20,422,034	0.7%
The Macerich Co.	560,100	47,871,747	1.7%
# United Dominion Realty Trust, Inc.	1,050,100	35,262,358	1.2%
# Vornado Realty Trust	1,103,800	139,200,218	4.9%
# Washington Real Estate Investment Trust	351,000	15,047,370	0.5%
# Weingarten Realty Investors	699,700	33,389,684	1.2%
Other Securities		359,668,886	12.8%
TOTAL COMMON STOCKS		2,817,808,771	99.3%

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (16.1%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $523,615,177 FHLMC, rates ranging from 4.941%(r) to 7.500%, maturities ranging from 03/01/33 to 12/01/36 & FNMA, rates ranging from 4.634%(r) to 6.053%(r), maturities ranging from 07/01/16 to 05/01/36, valued at $489,439,660) to be repurchased at $475,254,093	$475,184	$475,184,135	16.8%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $57,590,000 FHLB Bonds 4.375%, 10/03/08 & 4.160%, 02/01/10, valued at $56,656,769) to be repurchased at $54,792,931	54,785	54,784,865	1.9%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $9,549,000 FHLMC 5.50%, 09/01/36, valued at $9,370,841) to be repurchased at $9,233,331	9,232	9,232,000	0.3%
TOTAL TEMPORARY CASH INVESTMENTS		539,201,000	19.0%
TOTAL INVESTMENTS — (100.0%) (Cost $2,174,754,903)		$3,357,009,771	118.3%

See accompanying Notes to Financial Statements.

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.4%)
COMMON STOCKS — (4.4%)
BHP Billiton, Ltd.	360,962	$7,471,417	0.5%
Other Securities		74,181,223	4.4%
TOTAL COMMON STOCKS		81,652,640	4.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		7,262	0.0%
TOTAL — AUSTRALIA		81,659,902	4.9%
AUSTRIA — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		6,615,730	0.4%
BELGIUM — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		13,265,030	0.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		4	0.0%
TOTAL — BELGIUM		13,265,034	0.8%
CANADA — (6.4%)
COMMON STOCKS — (6.4%)
# Manulife Financial Corp.	195,800	6,473,804	0.4%
# Royal Bank of Canada	218,140	10,169,234	0.6%
Other Securities		100,704,631	6.0%
TOTAL — CANADA		117,347,669	7.0%
DENMARK — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		12,967,437	0.8%
FINLAND — (1.2%)
COMMON STOCKS — (1.2%)
Nokia Oyj	422,721	8,550,170	0.5%
Other Securities		13,859,045	0.8%
TOTAL — FINLAND		22,409,215	1.3%
FRANCE — (8.2%)
COMMON STOCKS — (8.2%)
AXA SA	169,056	6,422,887	0.4%
BNP Paribas SA	100,729	10,881,984	0.7%
France Telecom SA	231,887	6,045,320	0.4%
# L'Oreal SA	64,016	6,467,218	0.4%
Sanofi - Aventis	111,839	9,852,282	0.6%
Societe Generale Paris	41,261	6,934,481	0.4%
# Total SA	235,328	16,772,107	1.0%
Other Securities		88,245,488	5.2%
TOTAL — FRANCE		151,621,767	9.1%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (6.1%)
COMMON STOCKS — (6.1%)
Allianz SE	40,153	$7,828,155	0.5%
Deutsche Bank AG	50,797	6,569,934	0.4%
Deutsche Telekom AG	354,516	6,301,131	0.4%
E.ON AG	65,458	8,422,718	0.5%
# Siemens AG	83,409	7,965,551	0.5%
Other Securities		75,869,089	4.5%
TOTAL — GERMANY		112,956,578	6.8%
GREECE — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		8,676,698	0.5%
HONG KONG — (1.7%)
COMMON STOCKS — (1.7%)
Other Securities		30,376,470	1.8%
IRELAND — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		12,077,634	0.7%
ITALY — (3.3%)
COMMON STOCKS — (3.3%)
Eni SpA	285,395	9,379,883	0.6%
UniCredito Italiano SpA	878,092	7,601,973	0.5%
Other Securities		43,954,291	2.5%
TOTAL COMMON STOCKS		60,936,147	3.6%
PREFERRED STOCKS — (0.0%)
Other Securities		46,735	0.0%
TOTAL — ITALY		60,982,882	3.6%
JAPAN — (19.6%)
COMMON STOCKS — (19.6%)
Canon, Inc.	127,500	6,705,919	0.4%
Mitsubishi UFJ Financial Group, Inc.	923	11,747,600	0.7%
Mizuho Financial Group, Inc.	1,106	8,101,975	0.5%
Nippon Telegraph & Telephone Corp.	2,177	10,992,700	0.7%
NTT DoCoMo, Inc.	6,017	9,166,432	0.6%
Sumitomo Mitsui Financial Group, Inc.	745	7,822,281	0.5%
Takeda Pharmaceutical Co., Ltd.	102,400	6,673,999	0.4%
Toyota Motor Credit Corp.	323,900	19,450,035	1.2%
Other Securities		280,558,354	16.6%
TOTAL — JAPAN		361,219,295	21.6%
NETHERLANDS — (3.7%)
COMMON STOCKS — (3.7%)
ING Groep NV	219,463	9,380,402	0.6%
Royal Dutch Shell P.L.C. Series A	422,155	14,947,756	0.9%
Other Securities		43,271,200	2.5%
TOTAL — NETHERLANDS		67,599,358	4.0%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		$2,133,478	0.1%
NORWAY — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		10,285,724	0.6%
PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		4,568,391	0.3%
SINGAPORE — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		12,753,891	0.8%
SPAIN — (3.1%)
COMMON STOCKS — (3.1%)
Banco Santander Central Hispano SA	566,687	10,328,324	0.6%
Telefonica SA	405,073	8,227,241	0.5%
Other Securities		38,166,941	2.3%
TOTAL — SPAIN		56,722,506	3.4%
SWEDEN — (2.0%)
COMMON STOCKS — (2.0%)
Other Securities		37,359,966	2.2%
SWITZERLAND — (6.1%)
COMMON STOCKS — (6.1%)
Credit Suisse Group	134,647	8,929,824	0.5%
Nestle SA	46,728	16,521,628	1.0%
Novartis AG	239,486	13,997,834	0.8%
Roche Holding AG Genusschein	81,241	14,708,425	0.9%
UBS AG	219,630	13,255,949	0.8%
Other Securities		45,080,225	2.7%
TOTAL — SWITZERLAND		112,493,885	6.7%
UNITED KINGDOM — (20.0%)
COMMON STOCKS — (20.0%)
Anglo American P.L.C.	179,108	8,359,567	0.5%
AstraZeneca P.L.C.	170,638	9,898,114	0.6%
Barclays P.L.C	720,934	9,664,392	0.6%
BP P.L.C.	2,255,040	25,577,319	1.5%
British American Tobacco P.L.C.	273,139	7,746,202	0.5%
GlaxoSmithKline P.L.C.	629,019	16,720,002	1.0%
HBOS P.L.C.	473,451	9,695,590	0.6%
HSBC Holdings P.L.C.	1,242,796	22,964,913	1.4%
Lloyds TSB Group P.L.C.	628,751	6,702,558	0.4%
Man Group P.L.C.	737,610	6,887,709	0.4%
Rio Tinto P.L.C.	114,511	6,141,224	0.4%
Royal Bank of Scotland Group P.L.C.	367,792	13,346,177	0.8%
Royal Dutch Shell P.L.C. Series B	303,924	10,882,131	0.7%
Tesco P.L.C.	986,303	7,597,028	0.5%
Vodafone Group P.L.C.	6,093,647	16,154,929	1.0%
Other Securities		189,033,920	11.1%
TOTAL — UNITED KINGDOM		367,371,775	22.0%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

		Value††	Percentage of Net Assets**
UNITED STATES — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		$47,799	0.0%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (9.5%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $4,156,331 FNMA 5.500%, 09/25/32, valued at $5,121,563) to be repurchased at $5,021,141	$5,020	5,020,400	0.3%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $445,665,257 FHLB Bonds 7.3075%(v), 01/26/15 & 7.5075%(v), 02/25/15; FHLMC, rates ranging from 3.637%(r) to 8.500%, maturities ranging from 10/01/10 to 11/01/36; FNMA, rates ranging from 4.333%(r) to 7.127%(r), maturities ranging from 12/01/19 to 01/01/40; & GNMA, rates ranging from 3.750% to 8.500%, maturities ranging from 07/15/13 to 12/15/36, valued at $128,522,855) to be repurchased at $126,018,585	126,000	126,000,000	7.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $5,550,000 FHLMC 5.82%, 06/01/36, valued at $5,391,856) to be repurchased at $5,312,766	5,312	5,312,000	0.3%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $42,470,000 FHLMC 5.500%, maturities ranging from 11/01/20 to 12/01/36, valued at $39,781,209) to be repurchased at $39,005,753	39,000	39,000,000	2.4%
TOTAL TEMPORARY CASH INVESTMENTS		175,332,400	10.5%
TOTAL INVESTMENTS — (100.0%) (Cost $1,341,711,100)		$1,838,845,484	109.9%

See accompanying Notes to Financial Statements.

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.1%)
COMMON STOCKS — (4.1%)
Commonwealth Bank of Australia	64,254	$2,400,461	0.3%
Other Securities		36,259,987	4.3%
TOTAL COMMON STOCKS		38,660,448	4.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		13,599	0.0%
TOTAL — AUSTRALIA		38,674,047	4.6%
AUSTRIA — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		5,686,634	0.7%
RIGHTS/WARRANTS — (0.0%)
Other Securities		27	0.0%
TOTAL — AUSTRIA		5,686,661	0.7%
BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
Fortis AG	53,620	2,189,607	0.3%
Other Securities		7,314,747	0.8%
TOTAL — BELGIUM		9,504,354	1.1%
CANADA — (5.8%)
COMMON STOCKS — (5.8%)
# EnCana Corp.	37,900	1,981,532	0.3%
# Manulife Financial Corp.	67,400	2,228,470	0.3%
Other Securities		50,534,772	5.8%
TOTAL — CANADA		54,744,774	6.4%
DENMARK — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		8,620,598	1.0%
FINLAND — (1.3%)
COMMON STOCKS — (1.3%)
Other Securities		12,134,916	1.4%
FRANCE — (7.0%)
COMMON STOCKS — (7.0%)
AXA SA ADR	98,200	3,733,564	0.5%
BNP Paribas SA	51,589	5,573,277	0.7%
Compagnie de Saint-Gobain	32,140	2,573,031	0.3%
Sanofi - Aventis ADR	90,995	4,004,690	0.5%
Schneider Electric SA	19,405	2,107,965	0.3%
Societe Generale Paris	13,990	2,351,213	0.3%
Vivendi SA	77,907	3,004,708	0.4%
Other Securities		42,540,539	4.8%
TOTAL — FRANCE		65,888,987	7.8%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (5.7%)
COMMON STOCKS — (5.7%)
Allianz SE	11,492	$2,240,459	0.3%
* Allianz SE ADR	125,300	2,449,615	0.3%
Commerzbank AG	64,851	2,343,575	0.3%
Deutsche Bank AG	15,087	1,951,308	0.2%
Deutsche Bank AG ADR	16,100	2,082,696	0.3%
Deutsche Telekom AG	144,796	2,573,589	0.3%
E.ON AG ADR	101,400	4,350,060	0.5%
Siemens AG ADR	29,600	2,825,320	0.3%
Other Securities		32,542,526	3.8%
TOTAL — GERMANY		53,359,148	6.3%
GREECE — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		8,616,908	1.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		5,472	0.0%
TOTAL — GREECE		8,622,380	1.0%
HONG KONG — (2.3%)
COMMON STOCKS — (2.3%)
Other Securities		21,439,723	2.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		379	0.0%
TOTAL — HONG KONG		21,440,102	2.5%
IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
Allied Irish Banks P.L.C. ADR	50,200	2,824,252	0.3%
Other Securities		8,930,641	1.1%
TOTAL — IRELAND		11,754,893	1.4%
ITALY — (3.2%)
COMMON STOCKS — (3.2%)
#* Telecom Italia SpA Sponsored ADR	69,100	2,114,460	0.3%
UniCredito Italiano SpA	238,533	2,065,070	0.3%
Other Securities		25,749,714	2.9%
TOTAL — ITALY		29,929,244	3.5%
JAPAN — (20.0%)
COMMON STOCKS — (20.0%)
Honda Motor Co., Ltd. ADR	71,900	2,537,351	0.3%
Toyota Motor Corp. ADR	27,400	3,289,370	0.4%
Other Securities		182,155,318	21.4%
TOTAL — JAPAN		187,982,039	22.1%
NETHERLANDS — (3.0%)
COMMON STOCKS — (3.0%)
ABN AMRO Holding NV ADR	116,746	3,514,055	0.4%
ING Groep NV ADR	84,600	3,620,034	0.4%
Koninklijke Philips Electronics NV ADR	69,500	2,593,740	0.3%
Other Securities		18,589,440	2.2%
TOTAL — NETHERLANDS		28,317,269	3.3%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		$1,779,319	0.2%
NORWAY — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		6,672,986	0.8%
PORTUGAL — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		3,628,591	0.4%
SINGAPORE — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		8,253,651	1.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		11,382	0.0%
TOTAL — SINGAPORE		8,265,033	1.0%
SPAIN — (2.8%)
COMMON STOCKS — (2.8%)
Banco Santander Central Hispano SA	187,310	3,413,875	0.4%
Banco Santander Central Hispano SA Sponsored ADR	154,700	2,827,916	0.3%
Other Securities		19,566,520	2.3%
TOTAL COMMON STOCKS		25,808,311	3.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		1,288	0.0%
TOTAL — SPAIN		25,809,599	3.0%
SWEDEN — (2.4%)
COMMON STOCKS — (2.4%)
Other Securities		22,440,918	2.7%
SWITZERLAND — (5.9%)
COMMON STOCKS — (5.9%)
Compagnie Financiere Richemont AG Series A	40,530	2,190,397	0.3%
Credit Suisse Group ADR	61,600	4,076,072	0.5%
Nestle SA	17,132	6,057,364	0.7%
Novartis AG ADR	39,200	2,289,672	0.3%
Roche Holding AG Genusschein	11,729	2,123,498	0.3%
Swiss Reinsurance Co.	33,552	2,872,579	0.4%
UBS AG	66,978	4,042,512	0.5%
Zurich Financial SVCS AG	15,956	4,158,138	0.5%
Other Securities		27,395,238	3.0%
TOTAL COMMON STOCKS		55,205,470	6.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		479	0.0%
TOTAL — SWITZERLAND		55,205,949	6.5%
UNITED KINGDOM — (19.8%)
COMMON STOCKS — (19.8%)
Anglo American P.L.C.	65,468	3,055,610	0.4%
Aviva P.L.C.	148,102	2,297,210	0.3%
Barclays P.L.C. ADR	65,400	3,535,524	0.4%
BP P.L.C. ADR	141,000	9,599,280	1.1%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HBOS P.L.C.	226,039	$4,628,951	0.6%
HSBC Holdings P.L.C. ADR	134,600	12,517,800	1.5%
Legal and General Group P.L.C.	695,237	2,077,336	0.3%
Royal Bank of Scotland Group P.L.C.	206,203	7,482,549	0.9%
Royal Dutch Shell P.L.C. Series B	111,150	3,979,774	0.5%
Tesco P.L.C.	252,337	1,943,633	0.2%
Vodafone Group P.L.C.	819,694	2,173,099	0.3%
Vodafone Group P.L.C. Sponsored ADR	262,462	6,918,498	0.8%
Xstrata P.L.C.	43,259	1,945,692	0.2%
Other Securities		123,663,582	14.3%
TOTAL COMMON STOCKS		185,818,538	21.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		7,147	0.0%
TOTAL — UNITED KINGDOM		185,825,685	21.8%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (9.8%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $95,737,953 FHLMC 6.000%, 02/15/31 & 06/15/32 & FNMA 5.253%(r), 08/01/35 & 5.500%, 10/01/36, valued at $89,291,607) to be repurchased at $87,551,706	$87,539	87,538,794	10.3%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $4,799,000 FHLMC 5.82%, 06/01/36, valued at $4,662,255) to be repurchased at $4,593,662	4,593	4,593,000	0.5%
TOTAL TEMPORARY CASH INVESTMENTS		92,131,794	10.8%
TOTAL INVESTMENTS — (100.0%) (Cost $840,324,278)		$938,419,286	110.3%

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
November 30, 2006

INTERNATIONAL SMALL COMPANY PORTFOLIO

		Value†
AFFILIATED INVESTMENT COMPANIES — (99.8%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company		$1,697,553,456
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		1,156,824,903
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		1,039,774,459
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		649,819,141
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $3,253,915,455)		4,543,971,959
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $9,244,000 FHLMC 5.82%, 06/01/36 valued at $8,980,597) to be repurchased at $8,848,275 (Cost $8,847,000)	$8,847	8,847,000
TOTAL INVESTMENTS — (100.0%) (Cost $3,262,762,455)		$4,552,818,959

JAPANESE SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	$169,008,245
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $258,276,175)	$169,008,245

ASIA PACIFIC SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	$71,549,753
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $78,909,049)	$71,549,753

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
November 30, 2006

UNITED KINGDOM SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	$31,808,461
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $17,182,318)	$31,808,461

CONTINENTAL SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$90,284,068
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $52,758,970)	$90,284,068

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (7.8%)
COMMON STOCKS — (7.8%)
Adelaide Brighton, Ltd.	12,540,693	$25,969,864	0.4%
Futuris Corp., Ltd.	14,819,448	22,086,405	0.3%
Minara Resources, Ltd.	5,729,285	26,630,482	0.4%
Pacific Brands, Ltd.	10,964,247	22,996,055	0.4%
Other Securities		499,672,063	7.4%
TOTAL COMMON STOCKS		597,354,869	8.9%
PREFERRED STOCKS — (0.0%)
Other Securities		2,645,378	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		880,972	0.0%
TOTAL — AUSTRALIA		600,881,219	8.9%
AUSTRIA — (0.8%)
COMMON STOCKS — (0.8%)
Other Securities		58,506,868	0.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		3,117	0.0%
TOTAL — AUSTRIA		58,509,985	0.9%
BELGIUM — (1.4%)
COMMON STOCKS — (1.4%)
Other Securities		105,872,562	1.6%
CANADA — (3.7%)
COMMON STOCKS — (3.7%)
* Algoma Steel, Inc.	1,072,620	32,740,715	0.5%
* Sino-Forest Corp.	3,962,700	23,594,729	0.4%
Other Securities		226,820,124	3.3%
TOTAL — CANADA		283,155,568	4.2%
DENMARK — (1.2%)
COMMON STOCKS — (1.2%)
East Asiatic Co., Ltd.	366,200	21,476,422	0.3%
Other Securities		70,197,732	1.1%
TOTAL COMMON STOCKS		91,674,154	1.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		18,671	0.0%
TOTAL — DENMARK		91,692,825	1.4%
FINLAND — (2.5%)
COMMON STOCKS — (2.5%)
# Huhtamaki Oyj	1,446,922	27,208,968	0.4%
Rautaruukki Oyj Series K	1,108,900	40,589,684	0.6%
Other Securities		127,108,241	1.9%
TOTAL COMMON STOCKS		194,906,893	2.9%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
RIGHTS/WARRANTS — (0.0%)
Other Securities		$16,864	0.0%
TOTAL — FINLAND		194,923,757	2.9%
FRANCE — (5.0%)
COMMON STOCKS — (5.0%)
# Havas SA	6,556,080	36,198,135	0.6%
Nexans SA	578,122	62,289,984	0.9%
# SCOR SA	8,393,721	24,004,376	0.4%
Other Securities		257,876,726	3.8%
TOTAL COMMON STOCKS		380,369,221	5.7%
RIGHTS/WARRANTS — (0.0%)
Other Securities		1,003,412	0.0%
TOTAL — FRANCE		381,372,633	5.7%
GERMANY — (4.5%)
COMMON STOCKS — (4.5%)
* Aareal Bank AG	530,177	21,242,701	0.3%
Bilfinger Berger AG	765,357	47,702,464	0.7%
* Epcos AG	1,220,065	22,243,289	0.3%
# Norddeutsche Affinerie AG	815,952	22,953,941	0.4%
Salzgitter AG	262,419	31,677,476	0.5%
Other Securities		203,316,845	3.0%
TOTAL COMMON STOCKS		349,136,716	5.2%
RIGHTS/WARRANTS — (0.0%)
Other Securities		91,699	0.0%
TOTAL — GERMANY		349,228,415	5.2%
GREECE — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		81,392,274	1.2%
HONG KONG — (2.6%)
COMMON STOCKS — (2.6%)
Other Securities		197,140,142	2.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		251,032	0.0%
TOTAL — HONG KONG		197,391,174	2.9%
IRELAND — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		53,707,563	0.8%
ITALY — (2.1%)
COMMON STOCKS — (2.1%)
Other Securities		160,167,537	2.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		5,941	0.0%
TOTAL — ITALY		160,173,478	2.4%
JAPAN — (20.7%)
COMMON STOCKS — (20.7%)
Other Securities		1,593,323,290	23.7%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MALAYSIA — (0.0%)
PREFERRED STOCKS — (0.0%)
Other Securities		$5,544	0.0%
NETHERLANDS — (2.6%)
COMMON STOCKS — (2.6%)
#* Hagemeyer NV	6,709,012	31,992,666	0.5%
Nutreco Holding NV	425,303	26,326,274	0.4%
# Oce NV	1,313,301	21,897,150	0.3%
Other Securities		117,284,427	1.7%
TOTAL — NETHERLANDS		197,500,517	2.9%
NEW ZEALAND — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		15,605,292	0.2%
RIGHTS/WARRANTS — (0.0%)
Other Securities		11,520	0.0%
TOTAL — NEW ZEALAND		15,616,812	0.2%
NORWAY — (1.6%)
COMMON STOCKS — (1.6%)
Other Securities		122,301,870	1.8%
PORTUGAL — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		18,514,976	0.3%
SINGAPORE — (1.2%)
COMMON STOCKS — (1.2%)
Other Securities		90,249,621	1.3%
SPAIN — (1.3%)
COMMON STOCKS — (1.3%)
Other Securities		97,738,812	1.4%
SWEDEN — (2.9%)
COMMON STOCKS — (2.9%)
Boliden AB	1,101,527	26,645,641	0.4%
Kungsleden AB	1,871,100	26,144,058	0.4%
Other Securities		169,647,270	2.5%
TOTAL COMMON STOCKS		222,436,969	3.3%
RIGHTS/WARRANTS — (0.0%)
Other Securities		3,761	0.0%
TOTAL — SWEDEN		222,440,730	3.3%
SWITZERLAND — (4.9%)
COMMON STOCKS — (4.9%)
Baloise-Holding AG	316,202	30,547,823	0.5%
Converium Holding AG	3,184,445	41,709,427	0.6%
PSP Swiss Property AG	588,827	32,532,749	0.5%
Other Securities		273,083,822	4.0%
TOTAL — SWITZERLAND		377,873,821	5.6%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (18.2%)
COMMON STOCKS — (18.2%)
Aga Food Service Group P.L.C.	2,647,982	$21,897,277	0.3%
Bellway P.L.C.	1,861,474	53,496,790	0.8%
Bodycote International P.L.C.	6,468,388	31,420,319	0.5%
Bovis Homes Group P.L.C.	2,060,955	41,064,901	0.6%
Brit Insurance Holdings P.L.C.	5,833,578	34,890,640	0.5%
Brixton P.L.C.	3,073,387	33,024,661	0.5%
Capital & Regional P.L.C.	1,412,913	37,169,204	0.6%
Derwent Valley Holdings P.L.C.	1,077,248	40,405,567	0.6%
DS Smith P.L.C.	8,448,329	29,874,312	0.5%
* easyJet P.L.C.	2,217,691	26,002,808	0.4%
* Galiform P.L.C.	8,481,638	21,319,783	0.3%
Great Portland Estates P.L.C.	3,415,721	41,213,835	0.6%
Greene King P.L.C.	2,436,932	49,640,597	0.8%
* Henderson Group P.L.C.	15,944,321	39,063,775	0.6%
Hiscox P.L.C.	7,802,632	40,568,609	0.6%
London Merchant Securities P.L.C.	6,208,682	34,283,081	0.5%
Luminar P.L.C.	1,747,784	23,584,215	0.4%
McAlpine (Alfred) P.L.C.	1,910,702	21,304,937	0.3%
* Minerva P.L.C.	3,078,761	22,380,745	0.3%
Redrow P.L.C.	2,015,473	26,075,215	0.4%
Shaftesbury P.L.C.	2,925,593	39,157,340	0.6%
Unite Group P.L.C.	2,757,691	27,072,757	0.4%
Wetherspoon (J.D.) P.L.C.	1,723,544	21,960,169	0.3%
Wolverhampton & Dudley Breweries P.L.C.	1,230,125	38,299,427	0.6%
Workspace Group P.L.C.	4,292,012	38,442,838	0.6%
Other Securities		563,767,933	8.2%
TOTAL — UNITED KINGDOM		1,397,381,735	20.8%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (12.9%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $2,033,109 FHLMC 6.000%, 02/15/31 & 06/15/32, valued at $2,607,471) to be repurchased at $2,556,344	$2,556	2,555,967	0.0%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $288,314,987 FNMA, rates ranging from 4.500% to 7.000%, maturities ranging from 09/01/18 to 10/01/36, valued at $241,740,000) to be repurchased at $237,034,958	237,000	237,000,000	3.5%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $68,900,000 FNMA 4.500%, 07/01/20 & 5.500%, 08/01/24, valued at $52,752,285) to be repurchased at $51,721,949	51,714	51,714,321	0.8%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $42,280,000 FNMA 5.000%, 03/01/19 & 6.000%, 02/01/36, valued at $32,473,818) to be repurchased at $31,839,966	31,835	31,835,261	0.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $462,000 FHLMC 5.82%, 06/01/36, valued at $448,836) to be repurchased at $442,064	442	442,000	0.0%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $1,206,866,392 FNMA, rates ranging from 5.500% to 7.000%, maturities ranging from 09/01/21 to 11/01/36, valued at $679,321,950) to be repurchased at $666,098,235	666,000	666,000,000	9.9%
TOTAL TEMPORARY CASH INVESTMENTS		989,547,549	14.7%
TOTAL INVESTMENTS — (100.0%) (Cost $5,826,346,971)		$7,680,796,730	114.1%

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
November 30, 2006

EMERGING MARKETS PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$2,345,812,515
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,229,760,091)	$2,345,812,515

EMERGING MARKETS SMALL CAP PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company	$839,251,453
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $595,028,931)	$839,251,453

See accompanying Notes to Financial Statements.

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
BRAZIL — (11.5%)
COMMON STOCKS — (1.8%)
Companhia Siderurgica Nacional SA ADR	149,228	$4,449,979	0.6%
Companhia Vale do Rio Doce ADR	164,600	4,569,296	0.6%
Other Securities		6,227,702	0.7%
TOTAL COMMON STOCKS		15,246,977	1.9%
PREFERRED STOCKS — (9.7%)
Banco Bradesco SA ADR	176,900	6,670,899	0.8%
Banco Itau Holding Financeira SA ADR	143,600	4,807,728	0.6%
Companhia Vale do Rio Doce ADR	244,400	5,755,620	0.7%
Companhia Vale do Rio Doce Series A	118,764	2,774,634	0.3%
Gerdau SA ADR	254,450	4,007,587	0.5%
Investimentos Itau SA	951,000	4,414,573	0.5%
Metalurgica Gerdau SA	182,750	3,515,722	0.4%
Unibanco-Uniao de Bancos Brasileiros SA ADR	91,947	7,785,152	1.0%
Usinas Siderurgicas de Minas Gerais SA Series A	146,800	4,960,009	0.6%
Votorantim Celulose e Papel SA ADR	142,100	2,827,790	0.4%
Other Securities		35,602,693	4.3%
TOTAL PREFERRED STOCKS		83,122,407	10.1%
TOTAL — BRAZIL		98,369,384	12.0%
CHILE — (2.9%)
COMMON STOCKS — (2.9%)
Empresas CMPC SA	84,894	2,912,357	0.4%
Empresas Copec SA	287,698	3,253,451	0.4%
Other Securities		18,299,069	2.2%
TOTAL COMMON STOCKS		24,464,877	3.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		6,884	0.0%
TOTAL — CHILE		24,471,761	3.0%
CZECH REPUBLIC — (1.4%)
COMMON STOCKS — (1.4%)
CEZ A.S.	106,278	4,725,722	0.6%
Telefonica 02 Czech Republic A.S.	125,145	2,811,674	0.4%
Other Securities		4,654,343	0.5%
TOTAL — CZECH REPUBLIC		12,191,739	1.5%
HUNGARY — (2.3%)
COMMON STOCKS — (2.3%)
MOL Hungarian Oil & Gas NYRT	65,139	7,320,128	0.9%
OTP Bank NYRT	128,055	4,905,463	0.6%
Richter Gedeon NYRT	15,222	3,139,405	0.4%
Other Securities		4,255,556	0.5%
TOTAL — HUNGARY		19,620,552	2.4%
INDIA — (11.0%)
COMMON STOCKS — (11.0%)
ICICI Bank Sponsored ADR	143,153	5,570,083	0.7%
Infosys Technologies, Ltd.	126,187	6,157,953	0.8%
Reliance Industries, Ltd.	375,053	10,416,095	1.3%
Other Securities		72,112,565	8.7%
TOTAL COMMON STOCKS		94,256,696	11.5%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
PREFERRED STOCKS — (0.0%)
Other Securities		$3,496	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		2,676	0.0%
TOTAL — INDIA		94,262,868	11.5%
INDONESIA — (2.6%)
COMMON STOCKS — (2.6%)
PT Astra International Tbk	1,839,500	3,193,960	0.4%
PT Telekomunikasi Indonesia Tbk ADR	63,812	2,805,176	0.4%
Other Securities		16,402,227	1.9%
TOTAL — INDONESIA		22,401,363	2.7%
ISRAEL — (3.6%)
COMMON STOCKS — (3.6%)
Bank Hapoalim B.M.	612,710	2,957,943	0.4%
Teva Pharmaceutical Industries, Ltd. ADR	171,092	5,485,209	0.7%
Other Securities		21,930,518	2.6%
TOTAL — ISRAEL		30,373,670	3.7%
MALAYSIA — (5.3%)
COMMON STOCKS — (5.3%)
Other Securities		45,451,376	5.5%
MEXICO — (9.3%)
COMMON STOCKS — (9.3%)
America Movil S.A. de C.V. ADR	224,375	9,977,956	1.2%
* Carso Global Telecom S.A. de C.V. Telecom Series A1	973,300	3,017,304	0.4%
Cemex S.A.B. de C.V. ADR	445,926	14,510,432	1.8%
Fomento Economico Mexicano S.A. de C.V. ADR	53,280	5,607,720	0.7%
Grupo Financiero del Norte S.A. de C.V. Series C	923,972	3,440,626	0.4%
Grupo Mexico S.A.B. de C.V. Series B	933,227	3,373,130	0.4%
Grupo Televisa S.A. de C.V. ADR	111,420	2,928,118	0.4%
Telefonos de Mexico S.A. de C.V. ADR	225,025	5,873,153	0.7%
# Wal-Mart de Mexico S.A. de C.V. Series V	811,943	3,038,244	0.4%
Other Securities		27,399,464	3.2%
TOTAL — MEXICO		79,166,147	9.6%
PHILIPPINES — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		7,849,247	1.0%
POLAND — (3.4%)
COMMON STOCKS — (3.4%)
Polski Koncern Naftowy Orlen SA	326,842	5,895,951	0.7%
Other Securities		22,999,139	2.8%
TOTAL COMMON STOCKS		28,895,090	3.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		57,931	0.0%
TOTAL — POLAND		28,953,021	3.5%
SOUTH AFRICA — (12.0%)
COMMON STOCKS — (12.0%)
FirstRand, Ltd.	1,016,981	2,805,403	0.4%
Impala Platinum Holdings, Ltd.	125,424	3,170,581	0.4%
MTN Group, Ltd.	424,971	4,345,238	0.5%
Naspers, Ltd. Series N	140,312	2,861,143	0.4%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Sanlam, Ltd.	1,514,897	$3,768,781	0.5%
Sasol, Ltd. Sponsored ADR	221,100	7,793,775	1.0%
Standard Bank Group, Ltd.	470,989	5,790,332	0.7%
Other Securities		71,847,449	8.6%
TOTAL — SOUTH AFRICA		102,382,702	12.5%
SOUTH KOREA — (12.0%)
COMMON STOCKS — (12.0%)
POSCO Sponsored ADR	47,540	3,749,004	0.5%
Samsung Electronics Co., Ltd.	15,620	10,705,561	1.3%
SK Corp., Ltd.	38,912	2,860,979	0.4%
Other Securities		84,672,254	10.2%
TOTAL COMMON STOCKS		101,987,798	12.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		957	0.0%
TOTAL — SOUTH KOREA		101,988,755	12.4%
TAIWAN — (12.4%)
COMMON STOCKS — (12.4%)
Hon Hai Precision Industry Co., Ltd.	504,704	3,669,533	0.5%
Mega Financial Holding Co., Ltd.	3,604,000	2,735,594	0.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,577,878	5,230,253	0.7%
United Microelectronics Corp.	4,874,359	3,201,781	0.4%
Other Securities		90,502,470	10.8%
TOTAL COMMON STOCKS		105,339,631	12.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		18,820	0.0%
TOTAL — TAIWAN		105,358,451	12.8%
THAILAND — (2.3%)
COMMON STOCKS — (2.3%)
Other Securities		19,742,043	2.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		5,757	0.0%
TOTAL — THAILAND		19,747,800	2.4%
TURKEY — (3.0%)
COMMON STOCKS — (3.0%)
Other Securities		25,807,884	3.1%
UNITED STATES — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		67,689	0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (4.1%)
@ Repurchase Agreement, Bear Stearns & Co. 5.30%, 12/01/06 (Collateralized by $17,300,475 Federal Farm Credit Bank 5.750%, 12/07/28, valued at $18,888,084) to be repurchased at $18,517,730	$18,515	$18,515,004	2.3%
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $9,789,878 FHLMC 6.000%, 03/15/29 & FNMA 5.500%, 09/25/32, valued at $13,722,296) to be repurchased at $13,453,231	13,451	13,451,247	1.6%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $2,985,000 FHLMC 5.82%, 06/01/36, valued at $2,899,944) to be repurchased at $2,857,412	2,857	2,857,000	0.3%
TOTAL TEMPORARY CASH INVESTMENTS		34,823,251	4.2%
TOTAL INVESTMENTS — (100.0%) (Cost $698,445,872)		$853,287,660	103.8%

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
November 30, 2006

DFA ONE-YEAR FIXED INCOME PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The DFA One-Year Fixed Income Series of The DFA Investment Trust Company		$2,418,842,680
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $2,403,992,085)	241,884,268	$2,418,842,680

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The DFA Two-Year Global Fixed Income Series of The DFA Investment Trust Company		$2,423,902,229
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $2,373,471,368)	237,870,680	$2,423,902,229

See accompanying Notes to Financial Statements.

DFA FIVE-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (99.5%)
Federal Farm Credit Bank 3.210%, 12/12/06	$5,780	$5,776,387
1.875%, 01/16/07	11,765	11,716,175
4.600%, 01/23/07	4,000	3,996,188
4.850%, 02/15/07	10,000	9,991,780
2.150%, 04/05/07	15,000	14,845,320
3.900%, 05/17/07	9,635	9,570,041
7.250%, 06/12/07	10,785	10,899,375
3.250%, 06/15/07	7,835	7,755,099
Federal Farm Credit Bank Discount Notes
5.130%, 12/14/06	40,000	39,925,160
5.060%, 12/29/06	16,600	16,533,119
5.145%, 01/08/07	12,000	11,934,768
4.550%, 01/12/07	19,000	18,885,848
5.080%, 02/01/07	31,000	30,725,588
5.090%, 02/01/07	13,025	12,909,703
5.120%, 02/21/07	21,000	20,754,132
4.710%, 03/01/07	6,000	5,923,350
Federal Home Loan Bank 3.875%, 12/01/06	33,000	33,000,000
2.750%, 12/15/06	7,500	7,492,732
3.875%, 12/20/06	10,000	9,992,660
3.800%, 12/22/06	9,945	9,936,517
4.625%, 12/27/06	27,915	27,901,880
3.750%, 01/16/07	11,100	11,079,287
4.625%, 01/17/07	4,000	3,996,728
3.500%, 01/18/07	28,660	28,595,085
4.000%, 02/02/07	8,500	8,482,175
2.760%, 02/09/07	17,500	17,419,325
2.875%, 02/15/07	25,285	25,164,214
3.375%, 02/15/07	4,915	4,896,441
4.875%, 02/15/07	67,260	67,208,075
5.375%, 02/15/07	6,000	6,001,380
2.625%, 02/16/07	58,275	57,963,404
3.375%, 02/23/07	63,005	62,742,206
Federal Home Loan Bank Discount Notes
5.155%, 12/27/06	34,600	34,473,856
5.185%, 12/27/06	22,300	22,213,281
5.080%, 12/29/06	15,000	14,939,565
5.130%, 01/05/07	78,000	77,609,454
5.150%, 01/10/07	69,200	68,804,038
5.155%, 01/17/07	66,822	66,372,689
5.140%, 01/31/07	17,700	17,545,550
Tennessee Valley Authority Discount Note 5.075%, 12/21/06	5,000	4,985,610
TOTAL AGENCY OBLIGATIONS		920,958,185
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $5,012,000 FNMA 5.50%, 05/01/36, valued at $4,763,999) to be repurchased at $4,693,677	4,693	4,693,000
TOTAL INVESTMENTS — (100.0%) (Cost $925,939,932)		$925,651,185

See accompanying Notes to Financial Statements.

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount^	Value†
	(000)
AUSTRALIA — (0.1%)
BONDS — (0.1%)
Toyota Finance Australia 4.710%, 12/20/07	4,000	$3,102,549
AUSTRIA — (7.2%)
BONDS — (7.2%)
Asfinag 3.250%, 10/19/09	13,900	18,164,748
Austria, Republic of (f) 3.000%, 08/21/09	30,800	26,184,086
Oesterreichische Kontrollbank AG (j) 1.800%, 03/22/10	7,470,000	66,185,084
PFandBriefstelle der Oesterreichischen Landes-Hypothekenbanken (j) 1.600%, 02/15/11	7,146,000	62,841,278
TOTAL — AUSTRIA		173,375,196
BELGIUM — (2.6%)
BONDS — (2.6%)
Belgium, Kingdom of 5.750%, 03/28/08	46,000	62,485,044
CANADA — (2.1%)
BONDS — (2.1%)
Canadian Government (j) 1.900%, 03/23/09	2,600,000	22,973,843
Ontario, Province of (j) 1.875%, 01/25/10	1,560,000	13,835,463
(e) 3.500%, 03/12/10	11,000	14,438,423
TOTAL — CANADA		51,247,729
DENMARK — (4.1%)
BONDS — (4.1%)
Denmark, Kingdom of 7.000%, 11/15/07	387,000	70,782,755
Kommunekredit (f) 3.000%, 11/19/08	33,000	27,877,703
TOTAL — DENMARK		98,660,458
FINLAND — (0.6%)
BONDS — (0.6%)
Finland, Republic of (u) 4.750%, 03/06/07	15,000	14,972,520
FRANCE — (7.6%)
BONDS — (7.6%)
Caisse D'Amortissement de la Dette Sociale SA (g) 4.625%, 12/07/07	6,000	11,727,537
3.125%, 07/12/10	12,400	16,106,764
Dexia Municipal Agency (f) 4.000%, 03/08/10	18,000	15,793,152
ERAP 3.375%, 04/25/08	24,500	32,310,383

	Face Amount^	Value†
	(000)
French Treasury Note 2.750%, 03/12/08	44,500	$58,249,156
Societe Nationale Cheminis Francais 4.625%, 10/25/09	2,700	3,652,643
Total Capital SA (f) 2.375%, 10/01/09	15,000	12,502,082
(f) 1.625%, 07/12/11	9,650	7,793,881
UNEDIC 3.500%, 09/18/08	20,000	26,395,026
TOTAL — FRANCE		184,530,624
GERMANY — (12.7%)
BONDS — (12.7%)
Bayerische Landesbank (f) 3.125%, 02/10/09	8,000	6,793,331
5.750%, 06/02/10	6,000	8,446,985
(j) 1.000%, 09/20/10	2,950,000	25,318,138
BundesObligation 4.250%, 02/15/08	26,700	35,581,731
DSL Bank AG (j) 1.750%, 10/07/09	1,450,000	12,801,337
KFW-Kreditanstalt Fuer Wiederaufbau AG (g) 5.375%, 12/07/07	4,000	7,872,173
(s) 3.750%, 01/28/09	15,560	2,273,737
(j) 1.750%, 03/23/10	750,000	6,634,657
(j) 1.850%, 09/20/10	5,230,000	46,475,274
Landeskreditbank Baden-Wuerttemberg Foerderbank (g) 5.000%, 12/07/07	7,000	13,714,408
3.000%, 07/04/08	12,800	16,753,949
Landwirtschaftliche Rentenbank (t) 4.900%, 11/19/07	37,000	28,790,181
3.000%, 01/31/08	9,000	11,809,644
3.625%, 09/01/08	20,000	26,412,295
Norddeutsche Landesbank (j) 0.450%, 01/19/09	6,700,000	57,471,883
TOTAL — GERMANY		307,149,723
NETHERLANDS — (7.5%)
BONDS — (7.5%)
Bank Nederlandse Gemeenten NV 3.000%, 04/15/10	23,600	30,513,945
Deutsche Bahn Finance NV 6.000%, 06/15/10	12,763	18,109,062
Nederlandse Waterschapsbank NV (f) 3.500%, 10/29/09	3,000	2,579,630
Netherlands, Government of 2.500%, 01/15/08	47,200	61,716,489
Rabobank Nederland NV (j) 0.800%, 02/03/11	8,085,000	68,742,231
TOTAL — NETHERLANDS		181,661,357

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
NORWAY — (3.1%)
BONDS — (3.1%)
Eksportfinans ASA (j) 1.800%, 06/21/10	7,298,000	$64,658,496
Kommunalbanken AS (t) 5.200%, 09/10/07	13,103	10,236,417
TOTAL — NORWAY		74,894,913
SPAIN — (2.7%)
BONDS — (2.7%)
Instituto de Credito Oficial (g) 4.750%, 12/07/07	3,000	5,867,460
2.875%, 03/16/09	44,750	58,144,835
TOTAL — SPAIN		64,012,295
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (7.1%)
BONDS — (7.1%)
African Development Bank (f) 1.500%, 04/11/08	4,000	3,305,527
(j) 1.950%, 03/23/10	1,000,000	8,865,215
Eurofima (s) 5.625%, 02/05/08	43,100	6,431,402
European Investment Bank (g) 4.500%, 12/07/07	2,000	3,901,745
(s) 4.000%, 04/15/09	269,700	39,652,319
(f) 1.500%, 03/01/10	18,500	15,089,572
(d) 5.000%, 06/10/10	65,000	11,949,226
Inter-American Development Bank (j) 1.900%, 07/08/09	7,500,000	66,427,822
Nordic Investment Bank (t) 5.140%, 06/12/07	11,000	8,622,491
Oresundsbro Konsortiet (s) 6.000%, 04/20/09	9,000	1,376,193
World Bank (International Bank for Reconstruction & Development) (g) 7.125%, 07/30/07	3,000	5,974,991
TOTAL — SUPRANATIONAL ORGANIZATION OBLIGATIONS		171,596,503
SWEDEN — (6.4%)
BONDS — (6.4%)
Kommuninvest I Sverige AB 4.100%, 05/11/09	156,000	22,928,173
(f) 2.250%, 12/14/09	9,260	7,720,046
Stockholm, Sweden, City of 3.375%, 03/08/10	254,400	36,593,447
Swedish Export Credit Corp. (u) 2.875%, 01/26/07	14,700	14,650,226
(d) 5.375%, 10/15/09	6,790	1,254,479
Swedish Government 6.500%, 05/05/08	100,000	15,203,679
5.000%, 01/28/09	109,000	16,398,540
4.000%, 12/01/09	277,000	40,953,453
TOTAL — SWEDEN		155,702,043

	Face Amount^	Value†
	(000)
SWITZERLAND — (0.2%)
BONDS — (0.2%)
UBS AG 0.875%, 12/29/09	6,700	$5,353,996
UNITED KINGDOM — (7.7%)
BONDS — (7.7%)
Bank of England Euro Note (e) 2.500%, 01/28/08	53,000	69,242,529
BP Capital Markets P.L.C. (f) 1.250%, 12/29/09	61,500	49,929,389
Network Rail MTN Finance P.L.C. (e) 3.125%, 03/30/09	47,000	61,424,728
Nework Rail Infrastructure Finance P.L.C. 4.500%, 03/14/08	2,500	4,871,411
TOTAL — UNITED KINGDOM		185,468,057
UNITED STATES — (27.2%)
AGENCY OBLIGATIONS — (4.2%)
Federal Home Loan Bank
3.750%, 01/16/07	17,700	17,666,972
Federal Home Loan Mortgage Corporation (e) 5.750%, 09/15/10	38,000	53,801,083
Federal National Mortgage Association (t) 6.375%, 08/15/07	37,030	29,183,646
TOTAL AGENCY OBLIGATIONS		100,651,701
BONDS — (5.9%)
Fleetboston Financial Corp. 4.875%, 12/01/06	16,870	16,870,000
General Electric Capital Corp. (j) 0.750%, 02/05/09	240,000	2,063,376
(s) 3.250%, 01/28/10	37,640	5,402,266
(f) 1.750%, 02/12/10	37,000	30,261,208
(s) 2.750%, 08/17/10	120,500	16,898,256
(j) 1.450%, 11/10/11	1,000,000	8,639,998
Toyota Motor Credit Corp. (j) 0.550%, 06/30/10	7,295,000	61,692,174
TOTAL BONDS		141,827,278
CERTIFICATES OF DEPOSIT INTEREST BEARING — (3.6%)
Deutsche Bank AG 4.960%, 02/07/07	20,000	19,980,010
5.020%, 02/21/07	27,500	27,464,882
Wells Fargo Bank NA 4.850%, 01/30/07	39,000	38,935,880
TOTAL CERTIFICATES OF DEPOSIT INTEREST BEARING		86,380,772
COMMERCIAL PAPER — (13.5%)
Barton Capital Corp. 5.260%, 01/16/07	22,800	22,645,623
5.260%, 01/18/07	37,600	37,334,394
BASF AG 5.260%, 01/29/07	14,600	14,474,595

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
Beta Finance Corp.
5.260%, 01/16/07	26,000	$25,823,957
5.250%, 01/19/07	5,000	4,963,951
5.250%, 01/23/07	10,500	10,418,148
5.255%, 02/15/07	25,000	24,721,385
Canadian Wheat Board
5.250%, 12/18/06	7,600	7,581,195
Ciesco L.P.
5.260%, 01/11/07	13,300	13,219,765
Govco, Inc.
5.250%, 12/20/06	10,000	9,972,044
5.410%, 12/26/06	20,000	19,926,444
5.250%, 01/22/07	4,285	4,252,227
HBOS Treasury Services P.L.C.
5.245%, 02/09/07	14,400	14,253,280
Ixis Commercial Paper
5.310%, 12/05/06	12,400	12,392,767
5.250%, 02/05/07	13,200	13,073,192
Sigma Finance Corp.
5.310%, 12/13/06	20,000	19,964,680
5.250%, 01/22/07	14,000	13,892,924
Societe Generale North America
5.110%, 01/31/07	35,000	34,689,238
UBS Finance Delaware, Inc.
5.235%, 12/04/06	13,200	13,194,225
Windmill Funding Corp.
5.245%, 01/03/07	11,000	10,946,538
TOTAL COMMERCIAL PAPER		327,740,572
TOTAL — UNITED STATES		656,600,323
TEMPORARY CASH INVESTMENTS — (1.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $26,947,000 FHLMC 5.82%, 06/01/36, valued at $26,179,159) to be repurchased at $25,795,718	25,792	25,792,000
TOTAL INVESTMENTS — (100.0%) (Cost $2,360,674,342)		$2,416,605,330

See accompanying Notes to Financial Statements.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (65.6%)
Federal Farm Credit Bank 6.450%, 10/07/09	$2,000	$2,088,936
7.160%, 05/19/10	3,000	3,229,383
4.180%, 09/22/10	7,000	6,862,975
6.700%, 11/22/10	2,000	2,142,752
6.135%, 12/13/10	4,000	4,201,256
5.750%, 01/18/11	9,000	9,345,015
6.000%, 03/07/11	9,000	9,431,928
6.740%, 04/11/11	1,000	1,077,924
4.800%, 05/24/11	3,300	3,308,451
6.300%, 06/06/11	2,800	2,984,436
4.250%, 07/11/11	13,600	13,330,856
4.350%, 11/02/11	8,000	7,870,328
4.200%, 11/07/11	6,650	6,498,653
4.300%, 11/23/11	5,500	5,398,382
6.260%, 12/02/11	2,000	2,135,816
4.950%, 12/22/11	9,000	9,091,440
5.230%, 02/14/12	12,000	12,276,240
4.500%, 03/14/12	8,500	8,410,622
4.625%, 03/16/12	7,000	6,934,557
5.000%, 06/01/12	4,295	4,350,573
4.480%, 08/24/12	12,000	11,847,396
6.280%, 11/26/12	3,000	3,238,353
4.400%, 01/03/13	11,000	10,803,771
4.150%, 05/15/13	10,000	9,674,960
5.580%, 07/03/13	15,900	16,647,554
3.880%, 07/08/13	7,000	6,661,837
4.920%, 08/26/13	4,125	4,167,091
4.710%, 10/18/13	7,000	6,987,442
4.375%, 06/30/14	3,915	3,824,751
8.160%, 09/30/14	3,615	4,415,563
4.700%, 12/10/14	4,000	3,989,368
4.375%, 02/17/15	14,300	13,947,476
6.030%, 03/21/16	4,700	5,147,036
5.625%, 08/18/17	4,000	4,270,600
5.100%, 09/03/19	9,000	9,168,255
Federal Home Loan Bank 5.545%, 02/17/09	3,000	3,050,910
5.950%, 03/16/09	5,550	5,679,831
5.863%, 04/22/09	9,000	9,235,134
6.730%, 06/22/09	2,500	2,623,898
6.500%, 08/14/09	3,000	3,131,889
6.500%, 11/13/09	9,000	9,423,765
3.875%, 02/12/10	3,000	2,923,881
7.375%, 02/12/10	2,080	2,238,862
7.625%, 05/14/10	3,020	3,296,140
4.125%, 08/13/10	9,000	8,819,631
6.625%, 11/15/10	1,000	1,066,494
5.875%, 02/15/11	7,000	7,280,224
4.500%, 05/13/11	2,045	2,025,476
6.000%, 05/13/11	10,205	10,748,641
7.200%, 06/14/11	3,000	3,299,268
5.750%, 08/15/11	12,000	12,504,876
5.375%, 08/19/11	13,500	13,868,982
5.000%, 10/13/11	25,000	25,299,800

	Face Amount	Value†
	(000)
5.625%, 11/15/11	$5,000	$5,195,510
5.750%, 05/15/12	21,300	22,370,432
4.625%, 08/15/12	9,775	9,724,962
4.500%, 11/15/12	20,000	19,763,640
5.126%, 02/28/13	5,615	5,732,820
3.875%, 06/14/13	12,600	11,996,473
5.375%, 06/14/13	5,000	5,177,835
4.500%, 09/16/13	11,000	10,848,794
5.250%, 06/18/14	14,000	14,443,338
4.500%, 11/14/14	4,000	3,934,440
5.375%, 09/09/16	6,000	6,277,434
Tennessee Valley Authority 5.625%, 01/18/11	14,000	14,430,990
6.790%, 05/23/12	22,500	24,651,563
6.000%, 03/15/13	23,000	24,490,308
4.750%, 08/01/13	12,500	12,449,225
6.250%, 12/15/17	10,000	11,193,800
TOTAL AGENCY OBLIGATIONS		564,961,242
U.S. TREASURY OBLIGATIONS — (33.3%)
U.S. Treasury Bonds 11.250%, 02/15/15	9,000	13,156,524
10.625%, 08/15/15	11,000	15,841,716
9.875%, 11/15/15	6,000	8,374,452
9.250%, 02/15/16	9,000	12,212,928
7.250%, 05/15/16	6,000	7,267,032
7.500%, 11/15/16	4,000	4,955,312
9.000%, 11/15/18	12,200	17,147,673
8.125%, 08/15/19	3,800	5,081,314
8.750%, 08/15/20	6,000	8,490,936
8.125%, 05/15/21	16,000	21,823,744
U.S. Treasury Notes 6.000%, 08/15/09	3,000	3,111,093
6.500%, 02/15/10	6,600	6,991,875
5.750%, 08/15/10	3,600	3,758,062
5.000%, 02/15/11	14,700	15,034,763
5.000%, 08/15/11	35,000	35,885,920
4.875%, 02/15/12	39,700	40,548,270
4.375%, 08/15/12	25,300	25,262,455
4.000%, 11/15/12	9,700	9,490,460
3.875%, 02/15/13	14,300	13,877,707
4.250%, 08/15/13	15,000	14,841,210
4.000%, 02/15/14	4,000	3,889,844
TOTAL U.S. TREASURY OBLIGATIONS		287,043,290
TEMPORARY CASH INVESTMENTS — (1.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $40,663,000 FNMA 3.50%, 03/25/33, valued at $10,013,216) to be repurchased at $9,866,422	9,865	9,865,000
TOTAL INVESTMENTS — (100.0%) (Cost $849,970,848)		$861,869,532

See accompanying Notes to Financial Statements.

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount	Value†
	(000)
MUNICIPAL BONDS — (44.9%)
ALABAMA — (1.4%)
Alabama State Department of Dock Facilities Revenue Bonds 6.000%, 10/01/08	$1,000	$1,044,060
Alabama State Federal Highway Finance Authority Series A Revenue Bonds 5.000%, 03/01/09	4,000	4,126,160
Alabama Water Pollution Control Authority Revenue Bonds 5.000%, 08/15/08	2,160	2,210,954
City of Huntsville, Alabama General Obligations 4.500%, 08/01/07	1,000	1,006,190
Jefferson County, Alabama Series A General Obligations 5.000%, 04/01/08	1,300	1,324,414
TOTAL ALABAMA		9,711,778
ARIZONA — (1.2%)
Arizona State Transportation Board Revenue Bonds 5.250%, 07/01/08	3,000	3,079,080
City of Scottsdale, Arizona General Obligations 5.000%, 07/01/08	2,250	2,301,142
Phoenix, Arizona Civic Improvement Corp. Water System Revenue Bonds 5.000%, 07/01/08	1,500	1,533,165
Pima County, Arizona General Obligations 5.100%, 07/01/07	1,000	1,008,850
TOTAL ARIZONA		7,922,237
ARKANSAS — (1.0%)
Fort Smith, Arkansas Water & Sewer Redevelopment Revenue Bonds 5.000%, 10/01/09	2,850	2,961,463
State of Arkansas General Obligations 5.500%, 08/01/09	3,885	4,077,191
TOTAL ARKANSAS		7,038,654
COLORADO — (0.1%)
Jefferson County, Colorado School District General Obligations 5.500%, 12/15/06	1,000	1,000,500
CONNECTICUT — (2.5%)
City of Stamford, Connecticut General Obligations 5.000%, 07/15/09	2,000	2,078,740
Connecticut State General Obligations 5.000%, 12/15/09	4,000	4,167,400
Connecticut State Special Obligation Rate Reduction Series A Revenue Bonds 5.000%, 06/30/09	5,000	5,181,400

	Face Amount	Value†
	(000)
State of Connecticut Health Education Refunding Bonds 4.500%, 03/15/09	$5,600	$5,722,528
TOTAL CONNECTICUT		17,150,068
DELAWARE — (0.3%)
Delaware Transportation Authority Series B Revenue Bonds 5.250%, 07/01/07	1,000	1,009,800
State of Delaware Series B General Obligations 5.000%, 05/01/07	1,000	1,006,010
TOTAL DELAWARE		2,015,810
FLORIDA — (1.6%)
Florida State Board of Education Series C General Obligations 4.000%, 06/01/09	4,000	4,045,360
Florida State Board of Education Series H General Obligations 5.000%, 06/01/08	2,000	2,042,860
Gainesville, Florida Utility System Revenue Bonds 5.000%, 10/01/09	4,000	4,157,520
Jacksonville, Florida Excise Taxes Revenue Bonds 5.250%, 10/01/07	1,000	1,013,850
TOTAL FLORIDA		11,259,590
GEORGIA — (1.5%)
State of Georgia Series B General Obligations 5.750%, 08/01/07	2,165	2,196,176
6.250%, 04/01/09	2,000	2,122,900
State of Georgia Series C General Obligations 5.750%, 09/01/07	1,000	1,016,210
State of Georgia Series D General Obligations 5.250%, 08/01/07	1,000	1,011,200
6.700%, 08/01/08	2,000	2,102,280
5.800%, 11/01/09	2,010	2,138,318
TOTAL GEORGIA		10,587,084
HAWAII — (0.6%)
Honolulu, Hawaii General Obligations Prerefunded 5.000%, 03/01/10	1,255	1,311,713
Honolulu, Hawaii General Obligations Unrefunded 5.000%, 03/01/10	745	777,735
State of Hawaii General Obligations 5.000%, 04/01/08	2,000	2,037,300
TOTAL HAWAII		4,126,748

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
ILLINOIS — (2.3%)
Central Lake County, Illinois General Obligations 6.000%, 02/01/08	$1,000	$1,027,440
Chicago Metropolitan Water Reclamation District General Obligations 5.500%, 12/01/08	2,000	2,071,520
Chicago, Illinois Public Building Commission Revenue Bonds 5.000%, 03/01/08	1,000	1,018,220
Chicago, Illinois Tax Increment 5.500%, 01/01/07	970	971,261
Du Page, Cook & Will Counties Community College District General Obligations 5.000%, 06/01/08	2,175	2,221,915
Du Page, Illinois Water Commission General Obligations 5.000%, 03/01/07	1,000	1,003,420
Lake County, Illinois Forest Preservation General Obligation 0.000%, 12/01/06	3,855	3,855,000
State of Illinois First Series General Obligations 5.250%, 04/01/07	600	603,222
State of Illinois General Obligations 5.500%, 04/01/09	3,000	3,131,190
TOTAL ILLINOIS		15,903,188
INDIANA — (0.6%)
Indianapolis, Indiana Local Improvement Revenue Bonds 6.500%, 01/01/08	1,000	1,030,840
Ivy Technical State College Revenue Bonds 5.000%, 07/01/08	1,000	1,022,420
Logansport Multi-Purpose School Building Corp. Revenue Bonds 4.250%, 07/05/08	1,000	1,010,660
Valparaiso, Indiana School Building Corp. Revenue Bonds 4.500%, 01/05/07	1,000	1,000,680
TOTAL INDIANA		4,064,600
IOWA — (0.6%)
Des Moines, Iowa General Obligations 5.000%, 06/01/09	3,680	3,803,354
KANSAS — (0.4%)
Johnson County, Kansas General Obligations 5.250%, 09/01/07	1,000	1,012,530
Kansas State Development Finance Authority Revenue Bonds 5.000%, 10/01/07	1,000	1,011,600
Wyandotte County, Kansas City, Kansas Revenue Bonds 5.000%, 09/01/07	1,000	1,010,650
TOTAL KANSAS		3,034,780

	Face Amount	Value†
	(000)
KENTUCKY — (0.5%)
Kentucky State Turnpike Authority Economic Revenue Bonds 5.500%, 07/01/08	$3,000	$3,088,590
LOUISIANA — (0.4%)
New Orleans, Louisiana Certificates of Indebtedness General Obligations 5.000%, 03/01/08	1,000	1,016,400
Shreveport, Louisiana Series A Certificates of Indebtedness 5.000%, 10/01/07	1,000	1,011,680
St. Tammany Parish, Louisiana Revenue Bonds 6.000%, 04/01/07	1,000	1,007,720
TOTAL LOUISIANA		3,035,800
MARYLAND — (1.5%)
State of Maryland First Series B General Obligations 5.000%, 07/15/08	2,000	2,047,780
State of Maryland Second Series B General Obligations 5.250%, 02/01/09	5,000	5,185,200
State of Maryland Second Series General Obligations 5.000%, 07/15/07	2,000	2,018,280
Washington Suburban Sanitation District Maryland General Obligations 5.250%, 06/01/08	1,000	1,025,460
TOTAL MARYLAND		10,276,720
MASSACHUSETTS — (0.4%)
Boston, Massachusetts Series A General Obligations 5.000%, 02/01/08	1,000	1,016,680
State of Massachusetts Series C General Obligations 5.250%, 12/01/07	2,000	2,033,140
TOTAL MASSACHUSETTS		3,049,820
MICHIGAN — (1.2%)
Detroit, Michigan City School District Series B General Obligations 4.500%, 05/01/08	1,000	1,013,300
Fraser, Michigan Public School District General Obligations 5.150%, 05/01/08	1,000	1,022,130
Michigan Municipal Bond Authority Clean Water Revenue Bonds 5.250%, 10/01/08	3,000	3,091,740
Michigan Municipal Bond Authority Drinking Water Revenue Bonds 5.250%, 10/01/07	1,000	1,013,930
Michigan State Comprehensive Transportation Series A Revenue Bonds 5.750%, 05/15/07	1,000	1,009,660

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Wayne County, Michigan Community College General Obligations 5.000%, 07/01/07	$1,000	$1,008,230
TOTAL MICHIGAN		8,158,990
MINNESOTA — (0.7%)
Metropolitan Council of Minneapolis and St. Paul General Obligations 4.000%, 02/01/08	1,200	1,207,104
State of Minnesota General Obligations 5.000%, 11/01/07	1,000	1,013,220
5.000%, 08/01/09	2,600	2,699,294
TOTAL MINNESOTA		4,919,618
MISSISSIPPI — (0.7%)
Rankin County, Mississippi School District General Obligations 4.500%, 02/01/07	1,000	1,001,420
State of Mississippi General Obligations 5.000%, 10/01/09	4,000	4,151,000
TOTAL MISSISSIPPI		5,152,420
MISSOURI — (0.4%)
State of Missouri General Obligations 5.000%, 08/01/08	3,000	3,072,600
NEVADA — (1.3%)
Clark County, Nevada Public Safety Series A General Obligations 4.000%, 06/01/09	3,540	3,577,630
Las Vegas, Nevada Valley Water Distribution Series B General Obligations 5.250%, 06/01/09	2,830	2,943,624
State of Nevada General Obligations 5.375%, 10/01/08	2,100	2,168,061
TOTAL NEVADA		8,689,315
NEW JERSEY — (1.1%)
New Jersey State Transportation Trust Fund Authority Series B 5.250%, 12/15/09	6,130	6,421,236
New Jersey State Transportation Trust Fund Authority Series C 5.375%, 12/15/07	1,000	1,018,760
TOTAL NEW JERSEY		7,439,996
NEW MEXICO — (0.2%)
New Mexico State Severance Tax Series A 5.000%, 07/01/07	550	554,527
New Mexico State Severance Tax Series B 5.000%, 07/01/07	1,000	1,008,230
TOTAL NEW MEXICO		1,562,757
NEW YORK — (1.2%)
Municipal Assistance Corp. for the City of New York Revenue Bonds 6.000%, 07/01/07	1,000	1,014,410

	Face Amount	Value†
	(000)
Nassau County, New York Interim Finance Authority Series A Revenue Bonds 5.000%, 11/15/09	$3,415	$3,559,967
New York State Thruway Authority Series A Revenue Bonds 5.000%, 04/01/09	3,500	3,620,680
TOTAL NEW YORK		8,195,057
NORTH CAROLINA — (1.4%)
Durham County, North Carolina General Obligations 5.500%, 04/01/09	3,000	3,137,340
North Carolina State Public Improvements General Obligations 5.500%, 03/01/08	1,000	1,024,230
State of North Carolina General Obligations 5.000%, 03/01/09	4,000	4,130,520
University of North Carolina Revenue Bonds 5.000%, 04/01/08	1,000	1,019,300
TOTAL NORTH CAROLINA		9,311,390
OHIO — (1.8%)
Franklin County, Ohio General Obligations 5.500%, 12/01/07	1,000	1,019,170
Ohio State Building Authority Revenue Bonds 5.500%, 10/01/08	1,500	1,551,630
Ohio State Higher Education Capital Facilities Revenue Bonds 5.000%, 12/01/08	5,000	5,140,950
Ohio State Higher Education Capital Facilities Series II Revenue Bonds 5.250%, 12/01/06	1,000	1,000,000
Ohio State Water Development Authority Revenue Bonds 5.000%, 06/01/08	2,500	2,553,925
State of Ohio Highway Improvement General Obligations 5.500%, 05/01/07	1,000	1,007,840
TOTAL OHIO		12,273,515
OKLAHOMA — (0.6%)
Grand River Dam Authority of Oklahoma Revenue Bonds 5.750%, 06/01/08	4,000	4,128,280
OREGON — (1.2%)
Oregon State Department of Administrative Services Revenue Bonds 5.250%, 04/01/08	2,000	2,044,220
Salem-Keizer, Oregon School District General Obligations 5.000%, 06/15/09	6,055	6,272,859
TOTAL OREGON		8,317,079

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
PENNSYLVANIA — (2.6%)
Allegheny County, Pennsylvania Sanitation Authority 5.000%, 12/01/07	$1,000	$1,014,260
Berks County, Pennsylvania General Obligations 6.350%, 11/15/07	1,500	1,539,060
Pennsylvania Intergovernmental Cooperative Authority Special Tax 5.000%, 06/15/08	1,000	1,022,120
Pittsburgh, Pennsylvania School District General Obligations 5.000%, 09/01/07	1,000	1,010,650
State of Pennsylvania First Series General Obligations 5.000%, 01/15/07	650	650,982
State of Pennsylvania Second Series General Obligations 5.500%, 07/01/07	6,280	6,351,404
5.250%, 10/01/07	3,090	3,132,797
5.000%, 10/01/09	2,950	3,069,387
TOTAL PENNSYLVANIA		17,790,660
SOUTH CAROLINA — (1.9%)
Greenville County, South Carolina School District General Obligations 4.500%, 06/01/07	8,715	8,753,520
Piedmont Municipal Power Agency Electric Revenue Bonds Series 1985B 6.125%, 01/01/07	1,000	1,001,710
Richland County, South Carolina General Obligations 5.000%, 02/01/10	1,500	1,566,600
State of South Carolina General Obligations 5.000%, 04/01/09	1,900	1,963,802
TOTAL SOUTH CAROLINA		13,285,632
TENNESSEE — (1.4%)
Knox County, Tennessee General Obligations 4.500%, 04/01/08	2,000	2,025,800
Metro Government of Nashville & Davidson Counties General Obligations 5.000%, 11/15/08	2,000	2,056,260
Metro Government of Nashville & Davidson Counties Series A Prerefunded General Obligations 5.250%, 10/15/07	790	801,526
Metro Government of Nashville & Davidson Counties Series B Unrefunded General Obligations 5.250%, 10/15/07	210	213,064
Shelby County, Tennessee General Obligations 5.000%, 04/01/09	4,195	4,328,275
TOTAL TENNESSEE		9,424,925

	Face Amount	Value†
	(000)
TEXAS — (2.8%)
Dallas, Texas Waterworks & Sewer System 5.250%, 10/01/08	$3,000	$3,090,150
Lower Colorado River Authority Revenue Bonds 5.250%, 05/15/08	1,000	1,024,140
San Antonio, Texas Prerefunded General Obligations 5.000%, 08/01/07	20	20,233
San Antonio, Texas Unrefunded General Obligations 5.000%, 08/01/07	980	989,212
State of Texas General Obligations 5.000%, 08/01/09	4,000	4,144,520
Texas A&M University Series B Revenue Bonds 5.375%, 05/15/08	1,360	1,395,387
5.000%, 05/15/09	4,000	4,134,560
Texas State University Systems Financing Revenue Bonds 5.000%, 03/15/09	2,245	2,316,997
Trinity River Authority Texas Regional Wastewater System Revenue Bonds 5.500%, 08/01/08	2,200	2,267,562
TOTAL TEXAS		19,382,761
UTAH — (1.0%)
Salt Lake City, Utah General Obligations 5.250%, 06/15/07	1,000	1,009,110
Salt Lake County, Utah Municipal Building Authority Lease Revenue Bonds 5.000%, 10/01/08	1,800	1,846,530
State of Utah General Obligations 4.000%, 07/01/08	3,000	3,023,610
Utah State Board of Regents Revenue Bonds 5.250%, 04/01/08	1,000	1,022,370
TOTAL UTAH		6,901,620
VERMONT — (0.1%)
Vermont Public Power Supply Authority 4.000%, 07/01/07	1,000	1,002,620
VIRGINIA — (3.5%)
Arlington County, Virginia General Obligations 4.000%, 01/15/09	4,000	4,045,120
Fairfax Country, Virginia General Obligations 5.000%, 06/01/09	3,465	3,592,859
Richmond, Virginia General Obligations 5.000%, 07/15/07	1,000	1,009,010
State of Virginia Series A General Obligations 3.500%, 06/01/07	2,310	2,310,323

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Virginia Commonwealth Transportation Board Federal Highway Reimbursement Notes 5.000%, 10/01/09	$5,000	$5,201,000
Virginia State Public Building Authority Revenue Bonds 5.000%, 08/01/09	4,000	4,151,760
Virginia State Public School Authority Prerefunded 5.250%, 08/01/09	25	26,106
Virginia State Public School Authority Unrefunded 5.250%, 08/01/09	3,475	3,628,665
TOTAL VIRGINIA		23,964,843
WASHINGTON — (2.3%)
Grant County, Washington Public Utility Series H Revenue Bonds 5.000%, 01/01/10	2,000	2,083,660
King County, Washington Sewer Revenue Bonds 5.250%, 01/01/08	2,000	2,035,620
Seattle, Washington Drain & Wastewater Revenue Bonds 4.000%, 07/01/08	1,000	1,006,950
Seattle, Washington Light & Power Authority Revenue Bonds 4.000%, 08/01/09	5,940	6,006,944
Snohomish County, Washington School District Revenue Bonds 4.500%, 06/01/09	3,500	3,578,540
State of Washington General Obligations 5.500%, 09/01/07	1,000	1,014,260
TOTAL WASHINGTON		15,725,974
WISCONSIN — (0.6%)
Muskego Norway, Wisconsin School District General Obligations 5.000%, 04/01/07	1,000	1,004,580
State of Wisconsin Series 2 General Obligations 5.000%, 05/01/07	1,000	1,005,810
State of Wisconsin Series C General Obligations 5.250%, 05/01/09	2,000	2,078,600
TOTAL WISCONSIN		4,088,990
TOTAL MUNICIPAL BONDS		309,858,363
TAX EXEMPT COMMERCIAL PAPER — (54.2%)
ARIZONA — (2.6%)
City of Mesa, Arizona Municipal Bonds 3.500%, 01/05/07	3,375	3,374,359
3.520%, 01/09/07	4,000	3,999,280
Salt River Project Agricultural Improvement 3.600%, 12/07/06	6,500	6,500,128
3.490%, 01/22/07	4,000	3,999,240
TOTAL ARIZONA		17,873,007

	Face Amount	Value†
	(000)
FLORIDA — (2.5%)
Florida Municipal Power Agency 3.600%, 01/09/07	$5,000	$4,999,750
Pinellas County Education Facility 3.620%, 01/04/07	4,800	4,800,000
Sunshine State Government Finance 3.580%, 12/06/06	5,000	5,000,071
3.520%, 01/02/07	2,450	2,449,682
TOTAL FLORIDA		17,249,503
GEORGIA — (5.4%)
Burke County, Georgia Development Authority 3.530%, 12/28/06	1,500	1,499,850
3.610%, 12/28/06	14,000	14,000,000
3.560%, 01/03/07	3,000	2,999,820
Municipal Electric Authority 3.520%, 12/04/06	9,000	8,999,820
3.570%, 01/03/07	1,000	999,950
3.600%, 01/17/07	8,644	8,644,605
TOTAL GEORGIA		37,144,045
ILLINOIS — (2.0%)
Illinois Health Facilities Authority 3.540%, 01/04/07	2,600	2,600,000
3.600%, 01/18/07	11,000	11,000,220
TOTAL ILLINOIS		13,600,220
MARYLAND — (2.7%)
Maryland Health & Higher Education - Johns Hopkins Hospital 3.530%, 12/06/06	4,000	4,000,057
3.500%, 01/16/07	5,000	4,999,750
3.570%, 01/16/07	3,000	3,000,180
Maryland Health & Higher Education - Johns Hopkins University 3.530%, 12/12/06	3,400	3,400,056
3.520%, 01/16/07	3,000	3,000,060
TOTAL MARYLAND		18,400,103
MASSACHUSETTS — (2.0%)
Massachusetts Water Resource Authority 3.490%, 12/07/06	5,000	4,999,985
3.550%, 01/12/07	2,000	1,999,680
State of Massachusetts General Obligations 3.450%, 12/08/06	7,000	6,999,650
TOTAL MASSACHUSETTS		13,999,315
MINNESOTA — (2.0%)
University of Minnesota 3.550%, 12/05/06	3,000	3,000,026
3.570%, 12/05/06	6,000	6,000,064
3.480%, 01/03/07	1,000	999,790
3.500%, 01/04/07	1,975	1,974,625
3.480%, 01/05/07	2,000	1,999,560
TOTAL MINNESOTA		13,974,065

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
NEBRASKA — (1.8%)
Omaha Public Power District 3.600%, 12/04/06	$4,100	$4,100,043
3.480%, 01/23/07	4,500	4,499,010
3.490%, 01/30/07	4,000	3,999,120
TOTAL NEBRASKA		12,598,173
NEVADA — (3.0%)
Clark County, Nevada Sales Tax General Obligations 3.570%, 01/02/07	5,300	5,299,523
Las Vegas, Nevada Valley Water Distribution General Obligations 3.500%, 12/13/06	2,000	1,999,860
3.500%, 01/02/07	5,000	4,999,100
3.540%, 01/11/07	5,000	4,999,250
3.550%, 02/20/07	3,000	2,999,730
TOTAL NEVADA		20,297,463
NEW YORK — (1.4%)
New York City Municipal Water 3.480%, 01/10/07	9,600	9,598,464
OHIO — (0.8%)
Ohio State University 3.480%, 01/04/07	1,000	999,790
3.480%, 01/08/07	2,400	2,399,424
3.600%, 01/09/07	2,000	1,999,960
TOTAL OHIO		5,399,174
SOUTH CAROLINA — (1.7%)
South Carolina Public Service Authority 3.530%, 12/01/06	2,000	2,000,000
3.530%, 12/06/06	4,000	3,999,880
3.570%, 01/17/07	4,000	3,999,920
3.480%, 01/19/07	1,750	1,749,650
TOTAL SOUTH CAROLINA		11,749,450
TENNESSEE — (4.8%)
Tennessee Health & Education - Vanderbilt University 3.500%, 01/09/07	3,000	2,999,370
3.480%, 01/24/07	15,000	14,996,850
Tennessee State School Board Authority 3.550%, 12/01/06	4,000	4,000,000
3.550%, 12/11/06	4,000	3,999,880
3.670%, 01/11/07	7,000	7,000,490
TOTAL TENNESSEE		32,996,590
TEXAS — (16.4%)
City of Austin, Texas 3.560%, 12/14/06	2,000	1,999,920
City of San Antonio, Texas Electric 3.530%, 01/18/07	1,800	1,799,802
3.530%, 01/18/07	1,000	999,890
Dallas Area Rapid Transit 3.530%, 12/04/06	6,000	6,000,030
3.500%, 01/08/07	5,000	4,998,950

	Face Amount	Value†
	(000)
El Paso, Texas Water & Sewer 3.530%, 01/05/07	$13,575	$13,572,964
3.600%, 01/08/07	4,000	3,999,800
Harris County, Texas General Obligations 3.580%, 03/09/07	7,000	7,000,420
Houston, Texas General Obligations 3.520%, 12/01/06	4,500	4,500,000
3.520%, 12/05/06	4,000	3,999,880
3.520%, 12/07/06	2,000	1,999,940
3.530%, 01/10/07	1,500	1,499,730
3.500%, 01/17/07	3,000	2,999,550
North Central Texas Health Fac 3.480%, 12/06/06	5,000	4,999,800
Plano, Texas Health Facility 3.500%, 01/04/07	12,500	12,497,625
San Antonio, Texas Water 3.650%, 01/09/07	5,375	5,375,269
Texas Municipal Power Agency 3.590%, 01/02/07	5,000	4,999,750
Texas Public Finance Authority 3.550%, 01/16/07	1,700	1,699,898
3.540%, 01/17/07	3,500	3,499,755
3.550%, 01/18/07	7,000	6,999,650
3.490%, 01/24/07	2,000	1,999,600
University of Texas Board of Regents 3.530%, 12/11/06	2,000	2,000,003
3.550%, 01/05/07	3,000	2,999,670
3.550%, 01/08/07	5,000	4,999,350
3.570%, 01/11/07	3,000	2,999,670
3.580%, 03/29/07	2,738	2,738,246
TOTAL TEXAS		113,179,162
UTAH — (2.5%)
Intermountain Power Agency 3.450%, 12/08/06	5,000	4,999,750
3.540%, 12/08/06	2,600	2,600,032
3.500%, 01/03/07	1,000	999,810
3.490%, 01/25/07	7,000	6,998,600
3.520%, 01/31/07	1,800	1,799,856
TOTAL UTAH		17,398,048
VIRGINIA — (0.4%)
IDA of The City of Hampton, Virginia 3.530%, 12/18/06	2,600	2,600,066
WASHINGTON — (0.7%)
Seattle, Washington Municipal Light & Power Authority 3.550%, 01/03/07	5,000	4,999,300
WISCONSIN — (1.5%)
State of Wisconsin General Obligations 3.560%, 01/02/07	2,500	2,499,725
3.500%, 01/04/07	2,500	2,499,475
3.500%, 01/08/07	4,000	3,999,040
3.520%, 01/08/07	1,471	1,470,691
TOTAL WISCONSIN		10,468,931
TOTAL TAX EXEMPT COMMERCIAL PAPER		373,525,079

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Shares	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.9%)
BlackRock Liquidity Funds MuniFund Portfolio — 3.42%(y)	6,203	$6,203,230
TOTAL INVESTMENTS — (100.0%) (Cost $693,688,414)		$689,586,672

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	U.S. Large Company Portfolio	Enhanced U.S. Large Company Portfolio	U.S. Large Cap Value Portfolio	U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio)
ASSETS:
Investments in Affiliated Investment Companies at Value	$2,869,091	$347,249	$6,411,115	$215,385
Receivable for Fund Shares Sold	3,623	483	15,652	16
Prepaid Expenses and Other Assets	25	24	85	14
Total Assets	2,872,739	347,756	6,426,852	215,415
LIABILITIES:
Payables:
Investment Securities Purchased	3,064	366	14,224	10
Fund Shares Redeemed	559	117	1,428	6
Due to Advisor	164	43	784	51
Accrued Expenses and Other Liabilities	141	14	330	10
Total Liabilities	3,928	540	16,766	77
NET ASSETS	$2,868,811	$347,216	$6,410,086	$215,338
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	69,559,356	31,717,006	252,365,894	11,524,619
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$41.24	$10.95	$25.40	$18.69
Investments in Affiliated Investment Companies at Cost	$2,177,588	$277,278	$4,714,652	$162,632
NET ASSETS CONSIST OF:
Paid-In Capital	$2,261,648	$308,005	$4,675,818	$153,180
Accumulated Net Investment Income (Loss)	12,725	1,634	21,790	225
Accumulated Net Realized Gain (Loss) of Investment Securities and Futures	(97,065)	(32,394)	16,015	9,180
Unrealized Appreciation (Depreciation) of Investment Securities and Futures	691,503	69,971	1,696,463	52,753
NET ASSETS	$2,868,811	$347,216	$6,410,086	$215,338
(1) NUMBER OF SHARES AUTHORIZED	200,000,000	100,000,000	350,000,000	100,000,000

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	U.S. Small Cap Value Portfolio	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$8,740,734	—	—	—
Investments at Value (including $0, $59,435, $116,410, and $30,972 of securities on loan, respectively)	—	$650,458	$1,209,012	$400,717
Temporary Cash Investments at Value	—	64,600	133,822	36,221
Cash	—	61	143	90
Receivables:
Investment Securities Sold	533	124	126	86
Dividends and Interest	—	1,083	1,884	463
Securities Lending Income	—	22	44	19
Fund Shares Sold	4,697	471	4,662	1,849
Prepaid Expenses and Other Assets	66	17	50	28
Deferred Offering Costs	—	—	—	3
Total Assets	8,746,030	716,836	1,349,743	439,476
LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	61,498	120,607	32,151
Investment Securities Purchased	137	2,786	12,335	3,711
Fund Shares Redeemed	5,093	69	63	90
Deferred Revenue	—	60	142	89
Due to Advisor	2,145	83	151	72
Accrued Expenses and Other Liabilities	377	70	135	51
Total Liabilities	7,752	64,566	133,433	36,164
NET ASSETS	$8,738,278	$652,270	$1,216,310	$403,312
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	276,628,154	56,715,440	104,412,264	34,202,125
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$31.59	$11.50	$11.65	$11.79
Investments in Affiliated Investment Companies at Cost	$5,830,821	$—	$—	$—
Investments at Cost	$—	$595,578	$1,109,418	$365,461
Temporary Cash Investments at Cost	$—	$64,600	$133,822	$36,221
NET ASSETS CONSIST OF:
Paid-In Capital	$5,410,897	$595,528	$1,113,224	$360,465
Accumulated Net Investment Income (Loss)	8,394	366	581	1,276
Accumulated Net Realized Gain (Loss) of Investment Securities	409,074	1,496	2,911	6,315
Unrealized Appreciation (Depreciation) of Investment Securities	2,909,913	54,880	99,594	35,256
NET ASSETS	$8,738,278	$652,270	$1,216,310	$403,312
(1) NUMBER OF SHARES AUTHORIZED	500,000,000	100,000,000	200,000,000	100,000,000

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	U.S. Small Cap Portfolio	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio	Large Cap International Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$3,298,181	$4,825,758	—	—
Investments at Value (including $0, $0, $519,404, and $157,616 of securities on loan, respectively)	—	—	$2,817,809	$1,663,513
Temporary Cash Investments at Value	—	—	539,201	175,332
Foreign Currencies at Value	—	—	—	838
Cash	—	—	6,329	15
Receivables:
Investment Securities Sold	—	—	—	398
Dividends, Interest, and Tax Reclaims	—	—	2,533	4,027
Securities Lending Income	—	—	48	120
Fund Shares Sold	3,953	7,321	3,084	1,958
Prepaid Expenses and Other Assets	26	51	83	25
Total Assets	3,302,160	4,833,130	3,369,087	1,846,226
LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	529,969	170,020
Investment Securities Purchased	2,316	5,429	—	1,127
Fund Shares Redeemed	1,637	1,892	1,268	1,379
Due to Advisor	864	1,587	673	340
Accrued Expenses and Other Liabilities	144	219	151	121
Total Liabilities	4,961	9,127	532,061	172,987
NET ASSETS	$3,297,199	$4,824,003	$2,837,026	$1,673,239
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	146,772,068	286,588,973	83,929,341	70,899,546
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$22.46	$16.83	$33.80	$23.60
Investments in Affiliated Investment Companies at Cost	$2,495,534	$3,341,560	$—	$—
Investments at Cost	$—	$—	$1,635,554	$1,166,379
Temporary Cash Investments at Cost	$—	$—	$539,201	$175,332
Foreign Currencies at Cost	$—	$—	$—	$817
NET ASSETS CONSIST OF:
Paid-In Capital	$2,435,843	$3,123,885	$1,589,345	$1,184,787
Accumulated Net Investment Income (Loss)	4,811	4,469	(209)	(1,125)
Accumulated Net Realized Gain (Loss) of Investment Securities	53,898	211,451	65,635	(7,679)
Accumulated Net Realized Foreign Exchange Gain (Loss)	—	—	—	17
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	802,647	1,484,198	1,182,255	497,155
Unrealized Net Foreign Exchange Gain (Loss)	—	—	—	84
NET ASSETS	$3,297,199	$4,824,003	$2,837,026	$1,673,239
(1) NUMBER OF SHARES AUTHORIZED	250,000,000	500,000,000	150,000,000	150,000,000

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	International Core Equity Portfolio	International Small Company Portfolio	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$4,543,972	$169,008	$71,550
Investments at Value (including $80,195, $0, $0, and $0 of securities on loan, respectively)	$846,287	—	—	—
Temporary Cash Investments at Value	92,132	8,847	—	—
Foreign Currencies at Value	4,841	—	—	—
Cash	15	16	—	—
Receivables:
Investment Securities Sold	191	—	23	—
Dividends, Interest, and Tax Reclaims	1,785	1	—	—
Securities Lending Income	82	—	—	—
Fund Shares Sold	2,558	733	35	46
Prepaid Expenses and Other Assets	36	31	9	12
Total Assets	947,927	4,553,600	169,075	71,608
LIABILITIES:
Payables:
Upon Return of Securities Loaned	87,539	—	—	—
Investment Securities Purchased	8,449	5,000	11	40
Fund Shares Redeemed	512	825	47	7
Due to Advisor	234	1,462	52	19
Accrued Expenses and Other Liabilities	116	242	8	5
Total Liabilities	96,850	7,529	118	71
NET ASSETS	$851,077	$4,546,071	$168,957	$71,537
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	66,412,562	233,921,634	9,805,062	3,531,235
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.82	$19.43	$17.23	$20.26
Investments in Affiliated Investment Companies at Cost	$—	$3,253,915	$258,276	$78,909
Investments at Cost	$748,192	$—	$—	$—
Temporary Cash Investments at Cost	$92,132	$8,847	$—	$—
Foreign Currencies at Cost	$4,816	$—	$—	$—
NET ASSETS CONSIST OF:
Paid-In Capital	$749,858	$3,087,351	$301,133	$92,551
Accumulated Net Investment Income (Loss)	860	11,888	489	163
Accumulated Net Realized Gain (Loss) of Investment Securities	2,371	156,711	(43,385)	(13,776)
Accumulated Net Realized Foreign Exchange Gain (Loss)	(150)	(124)	(10)	(40)
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	98,120	1,290,057	(89,268)	(7,359)
Unrealized Net Foreign Exchange Gain (Loss)	18	188	(2)	(2)
NET ASSETS	$851,077	$4,546,071	$168,957	$71,537
(1) NUMBER OF SHARES AUTHORIZED	100,000,000	350,000,000	50,000,000	50,000,000

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	United Kingdom Small Company Portfolio	Continental Small Company Portfolio	DFA International Small Cap Value Portfolio	Emerging Markets Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$31,808	$90,284	—	$2,345,813
Investments at Value (including $0, $0, $872,893, and $0 of securities on loan, respectively)	—	—	$6,691,249	—
Temporary Cash Investments at Value	—	—	989,548	—
Foreign Currencies at Value	—	—	34,201	—
Cash	—	—	16	—
Receivables:
Investment Securities Sold	—	217	13,745	—
Dividends, Interest, and Tax Reclaims	—	—	14,078	—
Securities Lending Income	—	—	947	—
Fund Shares Sold	—	24	11,535	2,218
Prepaid Expenses and Other Assets	9	10	52	17
Total Assets	31,817	90,535	7,755,371	2,348,048
LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	989,106	—
Investment Securities Purchased	—	—	27,499	1,611
Fund Shares Redeemed	—	241	1,683	608
Due to Advisor	6	26	3,512	757
Accrued Expenses and Other Liabilities	3	7	504	82
Total Liabilities	9	274	1,022,304	3,058
NET ASSETS	$31,808	$90,261	$6,733,067	$2,344,990
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	964,832	4,408,859	310,090,417	92,329,884
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$32.97	$20.47	$21.71	$25.40
Investments in Affiliated Investment Companies at Cost	$17,182	$52,759	$—	$1,229,760
Investments at Cost	$—	$—	$4,836,799	$—
Temporary Cash Investments at Cost	$—	$—	$989,548	$—
Foreign Currencies at Cost	$—	$—	$33,736	$—
NET ASSETS CONSIST OF:
Paid-In Capital	$15,870	$50,338	$4,475,905	$1,216,586
Accumulated Net Investment Income (Loss)	—	(32)	14,322	3,623
Accumulated Net Realized Gain (Loss) of Investment Securities	1,302	2,388	386,672	11,857
Accumulated Net Realized Foreign Exchange Gain (Loss)	10	—	944	(570)
Deferred Thailand Capital Gains Tax	—	—	—	(2,583)
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	14,626	37,525	1,854,915	1,116,053
Unrealized Net Foreign Exchange Gain (Loss)	—	42	309	24
NET ASSETS	$31,808	$90,261	$6,733,067	$2,344,990
(1) NUMBER OF SHARES AUTHORIZED	70,000,000	50,000,000	450,000,000	200,000,000

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	Emerging Markets Small Cap Portfolio	Emerging Markets Core Equity Portfolio	DFA One-Year Fixed Income Portfolio	DFA Two-Year Global Fixed Income Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$839,251	—	$2,418,843	$2,423,902
Investments at Value (including $0, $28,764, $0, and $0 of securities on loan, respectively)	—	$818,465	—	—
Temporary Cash Investments at Value	—	34,823	—	—
Foreign Currencies at Value	—	144	—	—
Cash	—	18	—	—
Receivables:
Investment Securities Sold	75	—	—	—
Dividends, Interest, and Tax Reclaims	—	1,074	—	—
Securities Lending Income	—	43	—	—
Fund Shares Sold	226	1,860	4,320	4,405
Prepaid Expenses and Other Assets	26	7	40	40
Total Assets	839,578	856,434	2,423,203	2,428,347
LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	31,966	—	—
Investment Securities Purchased	—	1,342	2,037	3,746
Fund Shares Redeemed	301	82	2,283	659
Due to Advisor	302	357	200	199
Deferred Thailand Capital Gains Tax	—	410	—	—
Accrued Expenses and Other Liabilities	27	141	132	121
Total Liabilities	630	34,298	4,652	4,725
NET ASSETS	$838,948	$822,136	$2,418,551	$2,423,622
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	46,724,943	54,329,472	237,128,832	238,238,289
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$17.96	$15.13	$10.20	$10.17
Investments in Affiliated Investment Companies at Cost	$595,028	$—	$2,403,992	$2,373,471
Investments at Cost	$—	$663,623	$—	$—
Temporary Cash Investments at Cost	$—	$34,823	$—	$—
Foreign Currencies at Cost	$—	$142	$—	$—
NET ASSETS CONSIST OF:
Paid-In Capital	$542,359	$664,358	$2,424,992	$2,377,231
Accumulated Net Investment Income (Loss)	935	1,260	393	7,516
Accumulated Net Realized Gain (Loss) of Investment Securities	52,608	2,985	(21,685)	(11,556)
Accumulated Net Realized Foreign Exchange Gain (Loss)	(457)	(915)	—	—
Deferred Thailand Capital Gains Tax	(728)	(410)	—	—
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	244,223	154,844	14,851	50,431
Unrealized Net Foreign Exchange Gain (Loss)	8	14	—	—
NET ASSETS	$838,948	$822,136	$2,418,551	$2,423,622
(1) NUMBER OF SHARES AUTHORIZED	100,000,000	100,000,000	400,000,000	400,000,000

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	DFA Five-Year Government Portfolio	DFA Five-Year Global Fixed Income Portfolio	DFA Intermediate Government Fixed Income Portfolio	DFA Short-Term Municipal Bond Portfolio
ASSETS:
Investments at Value	$920,958	$2,390,813	$852,005	$683,383
Temporary Cash Investments at Value	4,693	25,792	9,865	6,203
Foreign Currencies at Value	—	14,245	—	—
Cash	1	16	1	—
Receivables:
Investment Securities Sold	—	16,952	—	—
Interest	5,757	34,425	10,422	6,766
Fund Shares Sold	1,080	7,109	3,672	1,901
Unrealized Gain on Forward Currency Contracts	—	11	—	—
Prepaid Expenses and Other Assets	28	51	45	18
Total Assets	932,517	2,489,414	876,010	698,271
LIABILITIES:
Payables:
Investment Securities Purchased	—	45,356	4,274	—
Fund Shares Redeemed	175	558	199	165
Due to Advisor	156	489	70	115
Unrealized Loss on Forward Currency Contracts	—	55,020	—	—
Accrued Expenses and Other Liabilities	65	207	75	49
Total Liabilities	396	101,630	4,618	329
NET ASSETS	$932,121	$2,387,784	$871,392	$697,942
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	89,367,212	226,672,669	75,901,953	69,684,158
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.43	$10.53	$11.48	$10.02
Investments at Cost	$921,247	$2,334,882	$840,106	$687,485
Temporary Cash Investments at Cost	$4,693	$25,792	$9,865	$6,203
Foreign Currencies at Cost	$—	$14,255	$—	$—
NET ASSETS CONSIST OF:
Paid-In Capital	$943,804	$2,366,832	$849,738	$700,174
Accumulated Net Investment Income (Loss)	10,926	43,308	9,508	1,887
Accumulated Net Realized Gain (Loss) of Investment Securities	(22,320)	(33,308)	247	(17)
Accumulated Net Realized Foreign Exchange Gain (Loss)	—	8,867	—	—
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	(289)	55,921	11,899	(4,102)
Unrealized Net Foreign Exchange Gain (Loss)	—	(53,836)	—	—
NET ASSETS	$932,121	$2,387,784	$871,392	$697,942
(1) NUMBER OF SHARES AUTHORIZED	150,000,000	350,000,000	100,000,000	100,000,000

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	U.S. Large Company Portfolio*	Enhanced U.S. Large Company Portfolio	U.S. Large Cap Value Portfolio	U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio)
Investment Income
Income Distributions Received from Affiliated Investment Companies	—	$4,468	$90,429	$2,875
Dividends	$46,514	—	—	—
Interest	1,789	—	—	—
Income from Securities Lending	548	—	—	—
Expenses Allocated from Affiliated Investment Company	(1,086)	—	—	—
Total Investment Income	47,765	4,468	90,429	2,875
Expenses
Administrative Services Fees	3,205	492	7,542	568
Accounting & Transfer Agent Fees	49	18	87	16
Legal Fees	28	3	42	2
Audit Fees	2	2	2	2
Filing Fees	130	29	283	23
Shareholders' Reports	80	8	111	4
Directors'/Trustees' Fees & Expenses	33	5	67	3
Other	15	4	27	1
Total Expenses	3,542	561	8,161	619
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	(972)	—	—	—
Net Expenses	2,570	561	8,161	619
Net Investment Income (Loss)	45,195	3,907	82,268	2,256
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	—	4,136	138,196	16,223
Net Realized Gain (Loss) on Investment Securities Sold	(8,405)	277	1,724	250
Net Realized Gain (Loss) on Futures	2,338	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	297,153	32,933	642,594	14,804
Futures	(1,669)	—	—	—
Net Realized and Unrealized Gain (Loss)	289,417	37,346	782,514	31,277
Net Increase (Decrease) in Net Assets Resulting from Operations	$334,612	$41,253	$864,782	$33,533

*  Investment Income and Net Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	U.S. Small Cap Value Portfolio	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio(a)
Investment Income
Income Distributions Received from Affiliated Investment Company	$96,597	—	—	—
Dividends	—	$6,417	$10,207	$2,901
Interest	—	248	528	198
Income from Securities Lending	—	163	303	163
Total Investment Income	96,597	6,828	11,038	3,262
Expenses
Investment Advisory Services Fees	—	661	1,217	610
Administrative Services Fees	23,102	—	—	—
Accounting & Transfer Agent Fees	128	64	89	44
Custodian Fees	—	57	101	41
Legal Fees	68	3	4	2
Audit Fees	3	5	8	3
Filing Fees	205	62	129	47
Shareholders' Reports	180	5	8	2
Directors'/Trustees' Fees & Expenses	106	5	7	3
Organizational and Offering Costs	—	22	22	39
Other	43	13	14	10
Total Expenses	23,835	897	1,599	801
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(1)	(16)	(69)
Net Expenses	23,835	896	1,583	732
Net Investment Income (Loss)	72,762	5,932	9,455	2,530
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	658,949	—	—	—
Net Realized Gain (Loss) on Investment Securities Sold	(4,180)	1,503	2,921	6,315
Change in Unrealized Appreciation (Depreciation) of
Investment Securities	697,484	52,372	95,057	35,256
Net Realized and Unrealized Gain (Loss)	1,352,253	53,875	97,978	41,571
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,425,015	$59,807	$107,433	$44,101

(a)  The Portfolio commenced operations on December 30, 2005.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	U.S. Small Cap Portfolio	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio	Large Cap International Portfolio
Investment Income
Income Distributions Received from Affiliated Investment Companies	$33,874	$46,539	—	—
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0, and $2,935, respectively)	—	—	$56,489	$37,876
Interest	—	—	947	366
Income from Securities Lending	—	—	293	1,733
Total Investment Income	33,874	46,539	57,729	39,975
Expenses
Investment Advisory Services Fees	—	—	6,709	3,496
Administrative Services Fees	9,456	17,671	—	—
Accounting & Transfer Agent Fees	56	79	274	184
Custodian Fees	—	—	66	242
Legal Fees	29	43	19	13
Audit Fees	3	3	24	15
Filing Fees	95	147	152	65
Shareholders' Reports	59	109	65	48
Directors'/Trustees' Fees & Expenses	41	61	30	19
Other	17	24	35	36
Total Expenses	9,756	18,137	7,374	4,118
Net Investment Income (Loss)	24,118	28,402	50,355	35,857
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	170,953	409,412	—	—
Capital Gain Distributions Received from Investment Securities	—	—	17,858	—
Net Realized Gain (Loss) on Investment Securities Sold	(5,181)	(7,358)	75,136	16,379
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	17
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	233,973	160,973	610,102	286,181
Translation of Foreign Currency Denominated Amounts	—	—	—	147
Net Realized and Unrealized Gain (Loss)	399,745	563,027	703,096	302,724
Net Increase (Decrease) in Net Assets Resulting from Operations	$423,863	$591,429	$753,451	$338,581

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	International Core Equity Portfolio	International Small Company Portfolio*	Japanese Small Company Portfolio*	Asia Pacific Small Company Portfolio*
Investment Income
Net Investment Income Received from Affiliated Investment Companies: Dividends (Net of Foreign Taxes Withheld of $0, $5,169, $161, and $30, respectively)	—	$83,213	$2,136	$2,141
Interest	—	829	50	17
Income from Securities Lending	—	12,978	1,234	199
Expenses	—	(5,414)	(263)	(93)
Total Net Investment Income Received from Affiliated Investment Companies	—	91,606	3,157	2,264
Fund Investment Income:
Dividends (Net of Foreign Taxes Withheld of $817, $0 $0, and $0, respectively)	$11,580	—	—	-—
Interest	344	296	—	—
Income from Securities Lending	571	—	—	—
Total Fund Investment Income	12,495	296	—	—
Fund Expenses
Investment Advisory Services Fees	1,547	—	—	—
Administrative Services Fees	—	15,012	760	218
Accounting & Transfer Agent Fees	75	68	16	14
Custodian Fees	285	—	—	—
Legal Fees	3	39	2	1
Audit Fees	6	6	2	2
Filing Fees	81	184	55	18
Shareholders' Reports	7	94	4	2
Directors'/Trustees' Fees & Expenses	5	50	2	1
Organizational and Offering Costs	22	—	—	—
Other	12	30	1	3
Total Expenses	2,043	15,483	842	259
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	68	—	51	(2)
Net Expenses	2,111	15,483	893	257
Net Investment Income (Loss)	10,384	76,419	2,264	2,007
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	2,392	164,696	(2,237)	(863)
Net Realized Gain (Loss) on Foreign Currency Transactions	(150)	(124)	(10)	(40)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	96,717	653,248	(6,622)	16,555
Translation of Foreign Currency Denominated Amounts	21	329	30	1
Net Realized and Unrealized Gain (Loss)	98,980	818,149	(8,839)	15,653
Net Increase (Decrease) in Net Assets Resulting from Operations	$109,364	$894,568	$(6,575)	$17,660

*  Investment Income and Net Realized and Unrealized Gain (Loss) were allocated from each Portfolio's respective Master Funds (Affiliated Investment Companies)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	United Kingdom Small Company Portfolio*	Continental Small Company Portfolio*	DFA International Small Cap Value Portfolio	Emerging Markets Portfolio*
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $209, $7,771. and $6,474, respectively)	$695	$1,473	$125,705	$56,596
Interest	4	15	1,668	419
Income from Securities Lending	2	198	11,598	280
Expenses Allocated from Investment Companies	(32)	(106)	—	(4,230)
Total Investment Income	669	1,580	138,971	53,065
Expenses
Investment Advisory Services Fees	—	—	35,379	—
Administrative Services Fees	100	280	—	8,360
Accounting & Transfer Agent Fees	13	14	642	45
Custodian Fees	—	—	1,333	—
Legal Fees	1	—	48	21
Audit Fees	2	2	62	2
Filing Fees	16	20	247	51
Shareholders' Reports	1	2	132	69
Directors'/Trustees' Fees & Expenses	—	1	73	29
Other	2	3	150	12
Total Expenses	135	322	38,066	8,589
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	(18)	7	—	—
Net Expenses	117	329	38,066	8,589
Net Investment Income (Loss)	552	1,251	100,905	44,476
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	1,355	2,501	407,891	27,573
Net Realized Gain (Loss) on Foreign Currency Transactions	10	—	944	(570)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	7,425	22,126	940,331	471,238
Translation of Foreign Currency Denominated Amounts	—	6	622	(23)
Deferred Thailand Capital Gains Tax	—	—	—	883
Net Realized and Unrealized Gain (Loss)	8,790	24,633	1,349,788	499,101
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,342	$25,884	$1,450,693	$543,577

*  Investment Income and Net Realized and Unrealized Gain (Loss) were allocated from each Portfolio's respective Master Fund (Affiliated Investment Companies)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	Emerging Markets Small Cap Portfolio*	Emerging Markets Core Equity Portfolio	DFA One-Year Fixed Income Portfolio	DFA Two-Year Global Fixed Income Portfolio
Investment Income
Income Distributions Received from Affiliated Investment Companies	—	—	$90,844	$18,364
Dividends (Net of Foreign Taxes Withheld of $1,665, $1,421, $0, and $0, respectively)	$17,544	$13,167	—	—
Interest	146	327	—	—
Income from Securities Lending	222	92	—	—
Expenses Allocated from Affiliated Investment Company	(2,223)	—	—	—
Total Investment Income	15,689	13,586	90,844	18,364
Expenses
Investment Advisory Services Fees	—	2,714	—	—
Administrative Services Fees	2,957	—	2,272	2,209
Accounting & Transfer Agent Fees	23	81	47	45
Custodian Fees	—	650	—	—
Legal Fees	6	3	19	20
Audit Fees	2	11	2	2
Filing Fees	50	68	118	104
Shareholders' Reports	17	6	54	57
Directors'/Trustees' Fees & Expenses	8	6	31	30
Organizational and Offering Costs	—	9	—	—
Other	4	19	15	15
Total Expenses	3,067	3,567	2,558	2,482
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	70	—	—
Net Expenses	3,067	3,637	2,558	2,482
Net Investment Income (Loss)	12,622	9,949	88,286	15,882
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	56,591	3,174	(5,010)	(1,259)
Net Realized Gain (Loss) on Foreign Currency Transactions	(457)	(915)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	149,128	134,318	19,409	81,636
Translation of Foreign Currency Denominated Amounts	5	18	—	—
Deferred Thailand Capital Gains Tax	(387)	(380)	—	—
Net Realized and Unrealized Gain (Loss)	204,880	136,215	14,399	80,377
Net Increase (Decrease) in Net Assets Resulting from Operations	$217,502	$146,164	$102,685	$96,259

*  Investment Income and Net Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	DFA Five-Year Government Portfolio	DFA Five-Year Global Fixed Income Portfolio	DFA Intermediate Government Fixed Income Portfolio	DFA Short-Term Municipal Bond Portfolio
Investment Income
Interest	$40,422	$61,239	$31,009	$18,302
Total Investment Income	40,422	61,239	31,009	18,302
Expenses
Investment Advisory Services Fees	1,728	5,083	639	1,208
Accounting & Transfer Agent Fees	118	256	93	89
Custodian Fees	24	234	17	17
Legal Fees	8	18	5	5
Audit Fees	9	22	7	7
Filing Fees	64	155	77	52
Shareholders' Reports	28	54	14	11
Directors'/Trustees' Fees & Expenses	12	27	8	8
Other	16	28	15	31
Total Expenses	2,007	5,877	875	1,428
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	—	—	121
Net Expenses	2,007	5,877	875	1,549
Net Investment Income (Loss)	38,415	55,362	30,134	16,753
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	(14,641)	(28,108)	272	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	8,867	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	13,579	88,329	9,248	1,352
Translation of Foreign Currency Denominated Amounts	—	(42,594)	—	—
Net Realized and Unrealized Gain (Loss)	(1,062)	26,494	9,520	1,352
Net Increase (Decrease) in Net Assets Resulting from Operations	$37,353	$81,856	$39,654	$18,105

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	U.S. Large Company Portfolio		Enhanced U.S. Large Company Portfolio		U.S. Large Cap Value Portfolio		U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio)
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$45,195	$31,124	$3,907	$8,335	$82,268	$48,476	$2,256	$3,040
Capital Gain Distributions Received from Affiliated Investment Companies	—	—	4,136	—	138,196	2,658	16,223	18,637
Net Realized Gain (Loss) on Investment Securities Sold	(8,405)	(13,940)	277	(225)	1,724	(124)	250	(708)
Net Realized Gain (Loss) on Futures	2,338	1,477	—	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	297,153	128,705	32,933	11,113	642,594	401,748	14,804	(2,805)
Futures	(1,669)	116	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	334,612	147,482	41,253	19,223	864,782	452,758	33,533	18,164
Distributions From:
Net Investment Income	(41,748)	(31,675)	(5,651)	(4,954)	(71,162)	(34,948)	(2,666)	(2,155)
Net Short-Term Gains	—	—	—	—	(9,775)	—	(4,163)	(7,739)
Net Long-Term Gains	—	—	—	—	(1,645)	—	(10,180)	(5,689)
Total Distributions	(41,748)	(31,675)	(5,651)	(4,954)	(82,582)	(34,948)	(17,009)	(15,583)
Capital Share Transactions (1):
Shares Issued	832,648	703,770	105,090	115,653	2,237,439	1,288,976	49,909	26,407
Shares Issued in Lieu of Cash Distributions	39,758	30,348	5,584	4,908	72,993	31,446	13,833	12,032
Shares Redeemed	(384,587)	(202,666)	(112,603)	(43,031)	(728,629)	(322,510)	(37,523)	(27,750)
Net Increase (Decrease) from Capital Share Transactions	487,819	531,452	(1,929)	77,530	1,581,803	997,912	26,219	10,689
Total Increase (Decrease) in Net Assets	780,683	647,259	33,673	91,799	2,364,003	1,415,722	42,743	13,270
Net Assets
Beginning of Period	2,088,128	1,440,869	313,543	221,744	4,046,083	2,630,361	172,595	159,325
End of Period	$2,868,811	$2,088,128	$347,216	$313,543	$6,410,086	$4,046,083	$215,338	$172,595
(1) Shares Issued and Redeemed:
Shares Issued	21,866	19,983	10,401	12,240	96,122	62,860	2,870	1,632
Shares Issued in Lieu of Cash Distributions	1,066	858	570	515	3,257	1,540	876	765
Shares Redeemed	(10,136)	(5,728)	(11,186)	(4,530)	(31,524)	(15,684)	(2,182)	(1,759)
	12,796	15,113	(215)	8,225	67,855	48,716	1,564	638
Accumulated Net Investment Income (Loss)	$12,725	$9,278	$1,634	$3,378	$21,790	$13,498	$225	$883

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	U.S. Small Cap Value Portfolio		U.S. Core Equity 1 Portfolio		U.S. Core Equity 2 Portfolio		U.S. Vector Equity Portfolio
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Sept. 15, 2005(a) to Nov. 30, 2005	Year Ended Nov. 30, 2006	Sept. 15, 2005(a) to Nov. 30, 2005	Dec. 30, 2005(a) to Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$72,762	$65,474	$5,932	$367	$9,455	$496	$2,530
Capital Gain Distributions Received from Affiliated Investment Company	658,949	533,322	—	—	—	—	—
Net Realized Gain (Loss) on Investment Securities Sold	(4,180)	54,051	1,503	6	2,921	10	6,315
Change in Unrealized Appreciation (Depreciation) of Investment Securities	697,484	49,324	52,372	2,508	95,057	4,537	35,256
Net Increase (Decrease) in Net Assets Resulting from Operations	1,425,015	702,171	59,807	2,881	107,433	5,043	44,101
Distributions From:
Net Investment Income	(58,998)	(58,533)	(5,955)	—	(9,388)	—	(1,296)
Net Short-Term Gains	(34,788)	(63,661)	(13)	—	(20)	—	—
Net Long-Term Gains	(507,342)	(284,230)	—	—	—	—	—
Total Distributions	(601,128)	(406,424)	(5,968)	—	(9,408)	—	(1,296)
Capital Share Transactions (1):
Shares Issued	1,772,199	1,523,195	487,106	120,949	957,339	177,097	388,675
Shares Issued in Lieu of Cash Distributions	575,437	386,944	5,909	—	9,288	—	1,293
Shares Redeemed	(1,357,479)	(1,076,818)	(18,175)	(239)	(30,420)	(62)	(29,461)
Net Increase (Decrease) from Capital Share Transactions	990,157	833,321	474,840	120,710	936,207	177,035	360,507
Total Increase (Decrease) in Net Assets	1,814,044	1,129,068	528,679	123,591	1,034,232	182,078	403,312
Net Assets
Beginning of Period	6,924,234	5,795,166	123,591	—	182,078	—	—
End of Period	$8,738,278	$6,924,234	$652,270	$123,591	$1,216,310	$182,078	$403,312
(1) Shares Issued and Redeemed:
Shares Issued	60,848	56,979	45,767	12,119	88,583	17,794	36,777
Shares Issued in Lieu of Cash Distributions	21,722	14,717	550	—	852	—	121
Shares Redeemed	(46,827)	(39,947)	(1,697)	(24)	(2,811)	(6)	(2,696)
	35,743	31,749	44,620	12,095	86,624	17,788	34,202
Accumulated Net Investment Income (Loss)	$8,394	$(111)	$366	$367	$581	$496	$1,276

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	U.S. Small Cap Portfolio		U.S. Micro Cap Portfolio		DFA Real Estate Securities Portfolio		Large Cap International Portfolio
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$24,118	$18,746	$28,402	$16,647	$50,355	$48,281	$35,857	$23,721
Capital Gain Distributions Received from Affiliated Investment Companies	170,953	104,187	409,412	267,454	—	—	—	—
Capital Gain Distributions Received from Investment Securities	—	—	—	—	17,858	17,237	—	—
Net Realized Gain (Loss) on Investment Securities Sold	(5,181)	35,015	(7,358)	(4,419)	75,136	13,544	16,379	(104)
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	—	—	—	17	(200)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and ForeignCurrency	233,973	80,945	160,973	86,846	610,102	197,602	286,181	95,893
Translation of Foreign Currency Denominated Amounts	—	—	—	—	—	—	147	(130)
Net Increase (Decrease) in Net Assets Resulting from Operations	423,863	238,893	591,429	366,528	753,451	276,664	338,581	119,180
Distributions From:
Net Investment Income	(18,099)	(15,275)	(20,854)	(13,476)	(79,145)	(51,325)	(40,654)	(25,310)
Net Short-Term Gains	(31,411)	(17,174)	(72,770)	(50,345)	—	(3,262)	—	—
Net Long-Term Gains	(117,599)	—	(208,506)	(76,559)	(28,912)	(28,712)	—	—
Total Distributions	(167,109)	(32,449)	(302,130)	(140,380)	(108,057)	(83,299)	(40,654)	(25,310)
Capital Share Transactions (1):
Shares Issued	724,661	732,445	1,028,184	809,864	711,130	582,858	389,496	300,290
Shares Issued in Lieu of Cash Distributions	164,466	31,458	289,242	132,397	105,884	82,210	37,524	23,672
Shares Redeemed	(490,352)	(466,647)	(732,233)	(433,418)	(462,032)	(330,681)	(177,163)	(137,260)
Net Increase (Decrease) from Capital Share Transactions	398,775	297,256	585,193	508,843	354,982	334,387	249,857	186,702
Total Increase (Decrease) in Net Assets	655,529	503,700	874,492	734,991	1,000,376	527,752	547,784	280,572
Net Assets
Beginning of Period	2,641,670	2,137,970	3,949,511	3,214,520	1,836,650	1,308,898	1,125,455	844,883
End of Period	$3,297,199	$2,641,670	$4,824,003	$3,949,511	$2,837,026	$1,836,650	$1,673,239	$1,125,455
(1) Shares Issued and Redeemed:
Shares Issued	34,475	37,738	65,144	55,055	24,946	24,982	18,097	16,677
Shares Issued in Lieu of Cash Distributions	8,437	1,631	19,632	9,001	3,849	3,572	1,796	1,334
Shares Redeemed	(23,449)	(23,821)	(46,421)	(29,249)	(16,184)	(14,101)	(8,223)	(7,582)
	19,463	15,548	38,355	34,807	12,611	14,453	11,670	10,429
Accumulated Net Investment Income (Loss)	$4,811	$1,149	$4,469	$1,061	$(209)	$412	$(1,125)	$(207)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	International Core Equity Portfolio		International Small Company Portfolio		Japanese Small Company Portfolio		Asia Pacific Small Company Portfolio
	Year Ended Nov. 30, 2006	Sept. 15, 2005 (a) to Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$10,384	$312	$76,419	$45,170	$2,264	$1,184	$2,007	$1,255
Net Realized Gain (Loss) on Investment Securities Sold	2,392	(21)	164,696	140,209	(2,237)	(2,902)	(863)	(907)
Net Realized Gain (Loss) on Foreign Currency Transactions	(150)	(91)	(124)	(1,001)	(10)	(75)	(40)	3
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	96,717	1,403	653,248	200,422	(6,622)	32,989	16,555	2,263
Translation of Foreign Currency Denominated Amounts	21	(3)	329	(422)	30	(41)	1	(1)
Net Increase (Decrease) in Net Assets Resulting from Operations	109,364	1,600	894,568	384,378	(6,575)	31,155	17,660	2,613
Distributions From:
Net Investment Income	(9,763)	—	(72,041)	(40,592)	(2,258)	(1,062)	(1,662)	(996)
Net Short-Term Gains	—	—	(13,690)	(2,774)	—	—	—	—
Net Long-Term Gains	—	—	(118,813)	(37,025)	—	—	—	—
Total Distributions	(9,763)	—	(204,544)	(80,391)	(2,258)	(1,062)	(1,662)	(996)
Capital Share Transactions (1):
Shares Issued	641,548	119,816	1,415,453	916,879	58,289	80,897	23,659	16,200
Shares Issued in Lieu of Cash Distributions	9,439	—	194,947	76,094	2,247	1,058	1,630	963
Shares Redeemed	(20,760)	(167)	(479,584)	(229,913)	(52,741)	(7,932)	(8,677)	(6,588)
Net Increase (Decrease) from Capital Share Transactions	630,227	119,649	1,130,816	763,060	7,795	74,023	16,612	10,575
Total Increase (Decrease) in Net Assets	729,828	121,249	1,820,840	1,067,047	(1,038)	104,116	32,610	12,192
Net Assets
Beginning of Period	121,249	—	2,725,231	1,658,184	169,995	65,879	38,927	26,735
End of Period	$851,077	$121,249	$4,546,071	$2,725,231	$168,957	$169,995	$71,537	$38,927
(1) Shares Issued and Redeemed:
Shares Issued	55,322	12,052	80,962	60,778	3,085	5,182	1,385	1,095
Shares Issued in Lieu of Cash Distributions	820	—	11,924	5,344	122	75	103	67
Shares Redeemed	(1,765)	(16)	(27,283)	(15,206)	(2,859)	(510)	(505)	(453)
	54,377	12,036	65,603	50,916	348	4,747	983	709
Accumulated Net Investment Income (Loss)	$860	$221	$11,888	$9,687	$489	$300	$163	$(182)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	United Kingdom Small Company Portfolio		Continental Small Company Portfolio		DFA Internatiomal Small Cap Value Portfolio		Emerging Markets Portfolio
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$552	$475	$1,251	$784	$100,905	$79,985	$44,476	$47,212
Net Realized Gain (Loss) on Investment Securities Sold	1,355	1,017	2,501	5,454	407,891	198,624	27,573	35,423
Net Realized Gain (Loss) on Foreign Currency Transactions	10	(12)	—	(16)	944	(2,122)	(570)	(1,303)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	7,425	554	22,126	715	940,331	327,449	471,238	308,725
Translation of Foreign Currency Denominated Amounts	—	—	6	(8)	622	(554)	(23)	(13)
Deferred Thailand Capital Gains Tax	—	—	—	—	—	—	883	112
Net Increase (Decrease) in Net Assets Resulting from Operations	9,342	2,034	25,884	6,929	1,450,693	603,382	543,577	390,156
Distributions From:
Net Investment Income	(594)	(428)	(1,315)	(800)	(99,195)	(68,487)	(53,784)	(34,905)
Net Short-Term Gains	(167)	(140)	(152)	(41)	(25,926)	(2,748)	—	—
Net Long-Term Gains	(851)	(538)	(5,105)	(1,241)	(160,786)	(58,589)	—	—
Total Distributions	(1,612)	(1,106)	(6,572)	(2,082)	(285,907)	(129,824)	(53,784)	(34,905)
Capital Share Transactions (1):
Shares Issued	4,976	5,808	23,819	22,624	1,837,883	1,631,963	660,484	529,327
Shares Issued in Lieu of Cash Distributions	1,611	1,106	6,468	2,030	270,084	122,720	43,208	27,569
Shares Redeemed	(3,087)	(3,080)	(11,399)	(11,279)	(668,114)	(315,336)	(653,681)	(238,739)
Net Increase (Decrease) from Capital Share Transactions	3,500	3,834	18,888	13,375	1,439,853	1,439,347	50,011	318,157
Total Increase (Decrease) in Net Assets	11,230	4,762	38,200	18,222	2,604,639	1,912,905	539,804	673,408
Net Assets
Beginning of Period	20,578	15,816	52,061	33,839	4,128,428	2,215,523	1,805,186	1,131,778
End of Period	$31,808	$20,578	$90,261	$52,061	$6,733,067	$4,128,428	$2,344,990	$1,805,186
(1) Shares Issued and Redeemed:
Shares Issued	178	243	1,338	1,498	94,173	100,114	29,503	29,980
Shares Issued in Lieu of Cash Distributions	65	47	429	145	15,209	7,952	2,071	1,606
Shares Redeemed	(113)	(129)	(657)	(740)	(34,273)	(19,276)	(30,000)	(13,356)
	130	161	1,110	903	75,109	88,790	1,574	18,230
Accumulated Net Investment Income (Loss)	$—	$72	$(32)	$100	$14,322	$15,358	$3,623	$13,645

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Emerging Markets Small Cap Portfolio		Emerging Markets Core Equity Portfolio		DFA One-Year Fixed Income Portfolio		DFA Two-Year Global Fixed Income Portfolio
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Apr. 5, 2005 (a) to Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$12,622	$6,965	$9,949	$1,365	$88,286	$55,821	$15,882	$59,384
Net Realized Gain (Loss) on Investment Securities Sold	56,591	11,368	3,174	59	(5,010)	(6,353)	(1,259)	(1,292)
Net Realized Gain (Loss) on Foreign Currency Transactions	(457)	(633)	(915)	(373)	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	149,128	52,595	134,318	20,526	19,409	(5,355)	81,636	(24,816)
Translation of Foreign Currency Denominated Amounts	5	(29)	18	(4)	—	—	—	—
Deferred Thailand Capital Gains Tax	(387)	(55)	(380)	(30)	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	217,502	70,211	146,164	21,543	102,685	44,113	96,259	33,276
Distributions From:
Net Investment Income	(11,250)	(5,773)	(8,470)	(702)	(88,029)	(56,058)	(28,485)	(39,243)
Net Short-Term Gains	(3,016)	(2,143)	(80)	—	—	—	—	—
Net Long-Term Gains	(8,357)	(6,395)	—	—	—	—	—	—
Total Distributions	(22,623)	(14,311)	(8,550)	(702)	(88,029)	(56,058)	(28,485)	(39,243)
Capital Share Transactions (1):
Shares Issued	275,906	256,971	545,478	199,719	1,537,273	1,223,759	873,041	729,113
Shares Issued in Lieu of Cash Distributions	20,057	12,694	8,399	698	86,450	53,640	28,271	38,994
Shares Redeemed	(134,272)	(33,215)	(87,918)	(2,695)	(1,173,712)	(1,050,144)	(538,333)	(444,243)
Net Increase (Decrease) from Capital Share Transactions	161,691	236,450	465,959	197,722	450,011	227,255	362,979	323,864
Total Increase (Decrease) in Net Assets	356,570	292,350	603,573	218,563	464,667	215,310	430,753	317,897
Net Assets
Beginning of Period	482,378	190,028	218,563	—	1,953,884	1,738,574	1,992,869	1,674,972
End of Period	$838,948	$482,378	$822,136	$218,563	$2,418,551	$1,953,884	$2,423,622	$1,992,869
(1) Shares Issued and Redeemed:
Shares Issued	18,155	21,111	41,437	19,128	151,526	120,340	87,913	73,792
Shares Issued in Lieu of Cash Distributions	1,441	1,103	655	66	8,532	5,284	2,892	3,952
Shares Redeemed	(8,956)	(2,747)	(6,704)	(253)	(115,658)	(103,336)	(54,202)	(44,955)
	10,640	19,467	35,388	18,941	44,400	22,288	36,603	32,789
Accumulated Net Investment Income (Loss)	$935	$479	$1,260	$290	$393	$136	$7,516	$20,119

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	DFA Five-Year Government Portfolio		DFA Five-Year Global Fixed Income Portfolio		DFA Intermediate Government Fixed Income Portfolio		DFA Short-Term Municipal Bond Portfolio
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$38,415	$22,599	$55,362	$46,851	$30,134	$19,791	$16,753	$10,058
Net Realized Gain (Loss) on Investment Securities Sold	(14,641)	(6,795)	(28,108)	(12,376)	272	2,656	—	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	8,867	38,493	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	13,579	(9,138)	88,329	(36,225)	9,248	(14,670)	1,352	(4,935)
Translation of Foreign Currency Denominated Amounts	—	—	(42,594)	(8,276)	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	37,353	6,666	81,856	28,467	39,654	7,777	18,105	5,123
Distributions From:
Net Investment Income	(34,242)	(20,081)	(54,715)	(33,648)	(25,780)	(18,785)	(16,050)	(9,493)
Net Short-Term Gains	—	—	—	—	(43)	—	—	—
Net Long-Term Gains	—	—	—	—	(2,647)	(1,145)	—	—
Return of Capital	—	—	(4,812)	—	—	—	—	—
Total Distributions	(34,242)	(20,081)	(59,527)	(33,648)	(28,470)	(19,930)	(16,050)	(9,493)
Capital Share Transactions (1):
Shares Issued	404,371	301,640	1,042,354	700,092	462,820	166,372	315,794	233,759
Shares Issued in Lieu of Cash Distributions	33,604	19,831	57,853	33,104	25,656	19,193	15,654	9,267
Shares Redeemed	(257,812)	(101,843)	(434,545)	(233,800)	(91,806)	(82,982)	(147,104)	(108,822)
Net Increase (Decrease) from Capital Share Transactions	180,163	219,628	665,662	499,396	396,670	102,583	184,344	134,204
Total Increase (Decrease) in Net Assets	183,274	206,213	687,991	494,215	407,854	90,430	186,399	129,834
Net Assets
Beginning of Period	748,847	542,634	1,699,793	1,205,578	463,538	373,108	511,543	381,709
End of Period	$932,121	$748,847	$2,387,784	$1,699,793	$871,392	$463,538	$697,942	$511,543
(1) Shares Issued and Redeemed:
Shares Issued	39,056	28,733	100,867	66,475	41,320	14,310	31,649	23,287
Shares Issued in Lieu of Cash Distributions	3,260	1,884	5,639	3,137	2,296	1,644	1,571	924
Shares Redeemed	(24,883)	(9,705)	(42,022)	(22,214)	(8,199)	(7,125)	(14,747)	(10,845)
	17,433	20,912	64,484	47,398	35,417	8,829	18,473	13,366
Accumulated Net Investment Income (Loss)	$10,926	$6,753	$43,308	$54,885	$9,508	$5,195	$1,887	$1,184

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

U.S. Large Company Portfolio	Enhanced U.S. Large Company Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$36.79	$34.59	$31.16	$27.56	$33.51	$9.82	$9.35	$8.42	$7.41	$8.91
Income From Investment Operations
Net Investment Income (Loss)	0.71	(A)	0.60	0.61	0.47	0.42	0.12	(A)	0.29	0.09	0.10	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	4.41	2.28	3.31	3.57	(5.95)	1.19	0.37	0.94	1.02	(1.52)
Total From Investment Operations	5.12	2.88	3.92	4.04	(5.53)	1.31	0.66	1.03	1.12	(1.36)
Less Distributions
Net Investment Income	(0.67)	(0.68)	(0.49)	(0.44)	(0.42)	(0.18)	(0.19)	(0.10)	(0.11)	(0.14)
Net Realized Gains	—	—	—	—	—	—	—	—	—	—
Total Distributions	(0.67)	(0.68)	(0.49)	(0.44)	(0.42)	(0.18)	(0.19)	(0.10)	(0.11)	(0.14)
Net Asset Value, End of Period	$41.24	$36.79	$34.59	$31.16	$27.56	$10.95	$9.82	$9.35	$8.42	$7.41
Total Return	14.12%	8.41%	12.68%	14.90%	(16.64)%	13.52%	7.08%	12.28%	15.39%	(15.40)%
Net Assets, End of Period (thousands)	$2,868,811	$2,088,128	$1,440,869	$1,017,265	$775,769	$347,216	$313,543	$221,744	$141,489	$101,329
Ratio of Expenses to Average Net Assets(D)	0.15%	0.15%	0.15%	0.15%	0.15%	0.26%	0.34%	0.37%	0.36%	0.37%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)(D)	0.19%	0.30%	0.30%	0.30%	0.30%	0.26%	0.34%	0.37%	0.36%	0.37%
Ratio of Net Investment Income to Average Net Assets	1.85%	1.78%	1.92%	1.66%	1.43%	1.19%	3.11%	0.95%	1.32%	2.00%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

U.S. Large Cap Value Portfolio	U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio)
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$21.93	$19.37	$16.14	$13.63	$16.97	$17.33	$17.09	$15.14	$12.41	$13.03
Income From Investment Operations
Net Investment Income (Loss)	0.38	(A)	0.30	0.16	0.20	0.19	0.21	(A)	0.32	0.86	0.05	0.07
Net Gains (Losses) on Securities (Realized and Unrealized)	3.50	2.49	3.28	2.50	(1.51)	2.84	1.59	2.88	4.12	0.18
Total From Investment Operations	3.88	2.79	3.44	2.70	(1.32)	3.05	1.91	3.74	4.17	0.25
Less Distributions
Net Investment Income	(0.35)	(0.23)	(0.21)	(0.19)	(0.21)	(0.25)	(0.23)	(0.90)	(0.09)	(0.12)
Net Realized Gains	(0.06)	—	—	—	(1.81)	(1.44)	(1.44)	(0.89)	(1.35)	(0.75)
Total Distributions	(0.41)	(0.23)	(0.21)	(0.19)	(2.02)	(1.69)	(1.67)	(1.79)	(1.44)	(0.87)
Net Asset Value, End of Period	$25.40	$21.93	$19.37	$16.14	$13.63	$18.69	$17.33	$17.09	$15.14	$12.41
Total Return	17.97%	14.49%	21.48%	20.10%	(8.77)%	19.48%	12.17%	27.36%	38.43%	1.77%
Net Assets, End of Period (thousands)	$6,410,086	$4,046,083	$2,630,361	$1,709,428	$1,176,711	$215,338	$172,595	$159,325	$96,924	$66,954
Ratio of Expenses to Average Net Assets(D)	0.28%	0.30%	0.32%	0.31%	0.32%	0.46%	0.47%	0.50%	0.47%	0.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)(D)	0.28%	0.30%	0.32%	0.31%	0.32%	0.46%	0.47%	0.48%	0.48%	0.52%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.48%	0.89%	1.46%	1.25%	1.19%	1.91%	0.27%	0.41%	0.73%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

U.S. Small Cap Value Portfolio	U.S. Core Equity 1 Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	For the Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$28.74	$27.71	$23.26	$17.70	$21.11	$10.22	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.28	(A)	0.29	0.30	0.08	0.08	0.17	(A)	0.03
Net Gains (Losses) on Securities (Realized and Unrealized)	5.06	2.66	5.73	7.21	0.19	1.28	0.19
Total From Investment Operations	5.34	2.95	6.03	7.29	0.27	1.45	0.22
Less Distributions
Net Investment Income	(0.23)	(0.26)	(0.38)	(0.07)	(0.12)	(0.17)	—
Net Realized Gains	(2.26)	(1.66)	(1.20)	(1.66)	(3.56)	—	—
Total Distributions	(2.49)	(1.92)	(1.58)	(1.73)	(3.68)	(0.17)	—
Net Asset Value, End of Period	$31.59	$28.74	$27.71	$23.26	$17.70	$11.50	$10.22
Total Return	20.29%	11.32%	27.46%	45.92%	0.71%	14.35%	2.20	%(C)
Net Assets, End of Period (thousands)	$8,738,278	$6,924,234	$5,795,166	$4,209,747	$2,972,651	$652,270	$123,591
Ratio of Expenses to Average Net Assets	0.53	%(D)	0.55	%(D)	0.56	%(D)	0.56	%(D)	0.56	%(D)	0.23%	0.23	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.53	%(D)	0.55	%(D)	0.56	%(D)	0.56	%(D)	0.56	%(D)	0.23%	0.37	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	0.94%	1.04%	0.04%	0.46%	0.42%	1.52%	1.85	%(B)(E)
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	6%	0	%(C)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio	U.S. Small Cap Portfolio
Year Ended Nov. 30, 2006	For the Period Sept. 15, 2005(a) to Nov. 30, 2005	For the Period Dec. 30, 2005(a) to Nov. 30, 2006	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$10.24	$10.00	$10.00	$20.75	$19.13	$16.52	$11.97	$14.43
Income From Investment Operations
Net Investment Income (Loss)	0.17	(A)	0.03	0.13	(A)	0.17	(A)	0.15	0.05	0.06	0.07
Net Gains (Losses) on Securities (Realized and Unrealized)	1.40	0.21	1.73	2.84	1.75	2.67	4.65	(1.16)
Total From Investment Operations	1.57	0.24	1.86	3.01	1.90	2.72	4.71	(1.09)
Less Distributions
Net Investment Income	(0.16)	—	(0.07)	(0.13)	(0.13)	(0.10)	(0.07)	(0.08)
Net Realized Gains	—	—	—	(1.17)	(0.15)	—	(0.09)	(1.29)
Tax Return of Capital	—	—	—	—	—	(0.01)	—	—
Total Distributions	(0.16)	—	(0.07)	(1.30)	(0.28)	(0.11)	(0.16)	(1.37)
Net Asset Value, End of Period	$11.65	$10.24	$11.79	$22.46	$20.75	$19.13	$16.52	$11.97
Total Return	15.50%	2.40	%(C)	18.65	%(C)	15.49%	10.04%	16.59%	39.89%	(8.73)%
Net Assets, End of Period (thousands)	$1,216,310	$182,078	$403,312	$3,297,199	$2,641,670	$2,137,970	$1,134,027	$646,872
Ratio of Expenses to Average Net Assets	0.26%	0.26	%(B)(E)	0.36	%(B)(E)	0.38	%(D)	0.40	%(D)	0.41	%(D)	0.42	%(D)	0.41	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.26%	0.38	%(B)(E)	0.39	%(B)(E)	0.38	%(D)	0.40	%(D)	0.41	%(D)	0.42	%(D)	0.41	%(D)
Ratio of Net Investment Income to Average Net Assets	1.55%	1.92	%(B)(E)	1.24	%(B)(E)	0.82%	0.78%	0.22%	0.52%	0.47%
Portfolio Turnover Rate	5%	0	%(C)	24	%(C)	N/A	N/A	N/A	N/A	N/A

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$15.91	$15.06	$13.34	$9.07	$11.09	$25.75	$23.02	$18.80	$14.91	$15.02
Income From Investment Operations
Net Investment Income (Loss)	0.10	(A)	0.07	0.19	0.03	0.03	0.64	(A)	0.82	0.62	0.64	0.54
Net Gains (Losses) on Securities (Realized and Unrealized)	2.04	1.43	1.93	4.40	(0.29)	8.84	3.33	4.47	4.08	0.18
Total From Investment Operations	2.14	1.50	2.12	4.43	(0.26)	9.48	4.15	5.09	4.72	0.72
Less Distributions
Net Investment Income	(0.08)	(0.06)	(0.22)	(0.02)	(0.05)	(1.02)	(0.86)	(0.71)	(0.75)	(0.75)
Net Realized Gains	(1.14)	(0.59)	(0.18)	(0.14)	(1.71)	(0.41)	(0.56)	(0.16)	(0.08)	(0.08)
Total Distributions	(1.22)	(0.65)	(0.40)	(0.16)	(1.76)	(1.43)	(1.42)	(0.87)	(0.83)	(0.83)
Net Asset Value, End of Period	$16.83	$15.91	$15.06	$13.34	$9.07	$33.80	$25.75	$23.02	$18.80	$14.91
Total Return	14.52%	10.33%	16.34%	49.69%	(3.31)%	38.23%	18.81%	29.44%	33.48%	5.36%
Net Assets, End of Period (thousands)	$4,824,003	$3,949,511	$3,214,520	$2,622,847	$1,609,472	$2,837,026	$1,836,650	$1,308,898	$783,405	$413,264
Ratio of Expenses to Average Net Assets	0.53	%(D)	0.55	%(D)	0.56	%(D)	0.56	%(D)	0.56	%(D)	0.33%	0.37%	0.39%	0.41%	0.42%
Ratio of Net Investment Income to Average Net Assets	0.64%	0.48%	0.06%	0.25%	0.24%	2.25%	3.11%	3.61%	4.19%	4.71%
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	10%	3%	6%	2%	2%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Large Cap International Portfolio	International Core Equity Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	For the Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$19.00	$17.31	$14.65	$12.10	$13.90	$10.07	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.55	(A)	0.44	0.31	0.25	0.22	0.28	(A)	0.04	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	4.68	1.72	2.86	2.51	(1.79)	2.71	0.03
Total From Investment Operations	5.23	2.16	3.17	2.76	(1.57)	2.99	0.07
Less Distributions
Net Investment Income	(0.63)	(0.47)	(0.51)	(0.21)	(0.23)	(0.24)	—
Net Realized Gains	—	—	—	—	—	—	—
Total Distributions	(0.63)	(0.47)	(0.51)	(0.21)	(0.23)	(0.24)	—
Net Asset Value, End of Period	$23.60	$19.00	$17.31	$14.65	$12.10	$12.82	$10.07
Total Return	28.00%	12.73%	22.09%	23.32%	(11.50)%	30.06%	0.70	%(C)
Net Assets, End of Period (thousands)	$1,673,239	$1,125,455	$844,883	$504,123	$337,367	$851,077	$121,249
Ratio of Expenses to Average Net Assets	0.29%	0.37%	0.41%	0.43%	0.44%	0.48%	0.49	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.29%	0.37%	0.41%	0.43%	0.44%	0.46%	0.90	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.56%	2.41%	2.07%	2.10%	1.74%	2.35%	1.89	%(B)(E)
Portfolio Turnover Rate	4%	4%	1%	1%	9%	2%	0	%(C)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

International Small Company Portfolio	Japanese Small Company Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$16.19	$14.12	$11.00	$7.41	$7.67	$17.97	$13.99	$10.80	$7.49	$8.42
Income From Investment Operations
Net Investment Income (Loss)	0.36	(A)	0.31	(A)	0.22	0.16	0.14	0.22	(A)	0.16	(A)	0.22	0.05	0.06
Net Gains (Losses) on Securities (Realized and Unrealized)	4.02	2.38	3.24	3.57	(0.25)	(0.73)	4.00	3.16	3.35	(0.90)
Total From Investment Operations	4.38	2.69	3.46	3.73	(0.11)	(0.51)	4.16	3.38	3.40	(0.84)
Less Distributions
Net Investment Income	(0.36)	(0.29)	(0.34)	(0.14)	(0.15)	(0.23)	(0.18)	(0.19)	(0.09)	(0.09)
Net Realized Gains	(0.78)	(0.33)	—	—	—	—	—	—	—	—
Total Distributions	(1.14)	(0.62)	(0.34)	(0.14)	(0.15)	(0.23)	(0.18)	(0.19)	(0.09)	(0.09)
Net Asset Value, End of Period	$19.43	$16.19	$14.12	$11.00	$7.41	$17.23	$17.97	$13.99	$10.80	$7.49
Total Return	28.51%	19.74%	32.10%	51.28%	(1.39)%	(2.94)%	30.13%	31.79%	46.01%	(9.96)%
Net Assets, End of Period (thousands)	$4,546,071	$2,725,231	$1,658,184	$909,887	$464,578	$168,957	$169,995	$65,879	$22,713	$51,819
Ratio of Expenses to Average Net Assets(D)	0.56%	0.64%	0.69%	0.71%	0.71%	0.61%	0.68%	0.73%	0.75%	0.74%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)(D)	0.56%	0.64%	0.69%	0.71%	0.71%	0.58%	0.68%	0.79%	0.85%	0.75%
Ratio of Net Investment Income to Average Net Assets	2.04%	2.05%	1.82%	1.97%	1.83%	1.19%	1.03%	1.01%	1.18%	0.76%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$15.28	$14.54	$12.10	$7.92	$7.70	$24.65	$23.47	$19.26	$14.24	$16.23
Income From Investment Operations
Net Investment Income (Loss)	0.64	(A)	0.70	0.50	(0.13)	0.24	0.61	(A)	0.64	(A)	0.48	0.62	0.50
Net Gains (Losses) on Securities (Realized and Unrealized)	4.92	0.54	2.58	4.69	0.27	9.61	2.15	4.87	5.26	(1.23)
Total From Investment Operations	5.56	1.24	3.08	4.56	0.51	10.22	2.79	5.35	5.88	(0.73)
Less Distributions
Net Investment Income	(0.58)	(0.50)	(0.64)	(0.38)	(0.29)	(0.68)	(0.59)	(1.14)	(0.54)	(0.48)
Net Realized Gains	—	—	—	—	—	(1.22)	(1.02)	—	(0.32)	(0.78)
Total Distributions	(0.58)	(0.50)	(0.64)	(0.38)	(0.29)	(1.90)	(1.61)	(1.14)	(0.86)	(1.26)
Net Asset Value, End of Period	$20.26	$15.28	$14.54	$12.10	$7.92	$32.97	$24.65	$23.47	$19.26	$14.24
Total Return	37.52%	8.81%	26.73%	60.57%	6.92%	44.15%	12.35%	29.05%	44.01%	(5.13)%
Net Assets, End of Period (thousands)	$71,537	$38,927	$26,735	$20,378	$54,185	$31,808	$20,578	$15,816	$12,209	$28,985
Ratio of Expenses to Average Net Assets(D)	0.64%	0.74%	0.80%	0.78%	0.79%	0.60%	0.70%	0.74%	0.73%	0.73%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Expenses)(D)	0.64%	0.86%	0.96%	0.88%	0.80%	0.67%	0.89%	1.04%	0.96%	0.80%
Ratio of Net Investment Income to Average Net Assets	3.68%	3.89%	3.29%	2.87%	3.23%	2.20%	2.70%	2.21%	2.83%	2.55%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Continental Small Company Portfolio	DFA International Small Cap Value Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$15.78	$14.12	$12.60	$8.93	$9.96	$17.57	$15.16	$11.52	$7.42	$7.39
Income From Investment Operations
Net Investment Income (Loss)	0.31	(A)	0.21	0.17	0.49	0.23	0.36	(A)	0.40	(A)	0.23	0.16	0.15
Net Gains (Losses) on Securities (Realized and Unrealized)	6.28	2.28	3.64	3.83	0.02	4.95	2.77	3.85	4.09	0.06
Total From Investment Operations	6.59	2.49	3.81	4.32	0.25	5.31	3.17	4.08	4.25	0.21
Less Distributions
Net Investment Income	(0.34)	(0.30)	(0.50)	(0.22)	(0.27)	(0.38)	(0.36)	(0.35)	(0.15)	(0.18)
Net Realized Gains	(1.56)	(0.53)	(1.79)	(0.43)	(1.01)	(0.79)	(0.40)	(0.09)	—	—
Total Distributions	(1.90)	(0.83)	(2.29)	(0.65)	(1.28)	(1.17)	(0.76)	(0.44)	(0.15)	(0.18)
Net Asset Value, End of Period	$20.47	$15.78	$14.12	$12.60	$8.93	$21.71	$17.57	$15.16	$11.52	$7.42
Total Return	46.33%	18.42%	35.91%	52.10%	2.71%	31.73%	21.75%	36.34%	58.44%	2.95%
Net Assets, End of Period (thousands)	$90,261	$52,061	$33,839	$24,376	$60,743	$6,733,067	$4,128,428	$2,215,523	$1,095,697	$576,537
Ratio of Expenses to Average Net Assets	0.62	%(D)	0.71	%(D)	0.73	%(D)	0.77	%(D)	0.78	%(D)	0.70%	0.75%	0.78%	0.81%	0.83%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.61	%(D)	0.78	%(D)	0.87	%(D)	0.88	%(D)	0.78	%(D)	0.70%	0.75%	0.78%	0.81%	0.83%
Ratio of Net Investment Income to Average Net Assets	1.78%	1.77%	1.56%	2.07%	1.84%	1.85%	2.44%	1.63%	1.75%	1.87%
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	14%	13%	10%	10%	21%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Emerging Markets Portfolio	Emerging Markets Small Cap Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$19.89	$15.61	$11.87	$8.65	$8.62	$13.37	$11.44	$8.74	$5.89	$5.33
Income From Investment Operations
Net Investment Income (Loss)	0.48	(A)	0.58	(A)	0.27	0.16	0.10	0.30	(A)	0.27	(A)	0.11	0.10	0.06
Net Gains (Losses) on Securities (Realized and Unrealized)	5.61	4.13	3.80	3.18	0.05	4.86	2.37	2.85	2.88	0.54
Total From Investment Operations	6.09	4.71	4.07	3.34	0.15	5.16	2.64	2.96	2.98	0.60
Less Distributions
Net Investment Income	(0.58)	(0.43)	(0.33)	(0.12)	(0.12)	(0.26)	(0.22)	(0.19)	(0.07)	(0.04)
Net Realized Gains	—	—	—	—	—	(0.31)	(0.49)	(0.07)	(0.06)	—
Total Distributions	(0.58)	(0.43)	(0.33)	(0.12)	(0.12)	(0.57)	(0.71)	(0.26)	(0.13)	(0.04)
Net Asset Value, End of Period	$25.40	$19.89	$15.61	$11.87	$8.65	$17.96	$13.37	$11.44	$8.74	$5.89
Total Return	31.31%	30.65%	34.95%	39.13%	1.71%	39.95%	24.27%	34.55%	51.84%	11.23%
Net Assets, End of Period (thousands)	$2,344,990	$1,805,186	$1,131,778	$594,076	$333,866	$838,948	$482,378	$190,028	$84,353	$26,516
Ratio of Expenses to Average Net Assets(D)	0.61%	0.69%	0.74%	0.78%	0.78%	0.81%	0.97%	1.04%	1.12%	1.20%
Ratio of Net Investment Income to Average Net Assets	2.13%	3.28%	2.20%	1.79%	1.20%	1.92%	2.21%	1.41%	1.81%	1.31%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Emerging Markets Core Equity Portfolio	DFA One-Year Fixed Income Portfolio
Year Ended Nov. 30, 2006	For the Period April 5, 2005 (a) to Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$11.54	$10.00	$10.14	$10.20	$10.30	$10.39	$10.31
Income From Investment Operations
Net Investment Income (Loss)	0.27	(A)	0.10	0.40	(A)	0.28	0.25	0.16	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	3.54	1.51	0.06	(0.05)	(0.10)	0.03	0.08
Total From Investment Operations	3.81	1.61	0.46	0.23	0.15	0.19	0.35
Less Distributions
Net Investment Income	(0.22)	(0.07)	(0.40)	(0.29)	(0.25)	(0.16)	(0.27)
Net Realized Gains	—	—	—	—	—	(0.12)	—
Total Distributions	(0.22)	(0.07)	(0.40)	(0.29)	(0.25)	(0.28)	(0.27)
Net Asset Value, End of Period	$15.13	$11.54	$10.20	$10.14	$10.20	$10.30	$10.39
Total Return	33.39%	16.12	%(C)	4.58%	2.24%	1.08%	1.85%	3.43%
Net Assets, End of Period (thousands)	$822,136	$218,563	$2,418,551	$1,953,884	$1,738,574	$1,454,736	$992,307
Ratio of Expenses to Average Net Assets	0.74%	1.00	%(B)(E)	0.18	%(D)	0.19	%(D)	0.20	%(D)	0.20	%(D)	0.20	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.72%	1.09	%(B)(E)	0.18	%(D)	0.19	%(D)	0.20	%(D)	0.20	%(D)	0.20	%(D)
Ratio of Net Investment Income to Average Net Assets	2.02%	1.79	%(B)(E)	3.89%	2.78%	1.40%	1.45%	2.56%
Portfolio Turnover Rate	6%	2	%(C)	N/A	N/A	N/A	N/A	N/A

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

DFA Two-Year Global Fixed Income Portfolio	DFA Five-Year Government Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$9.88	$9.92	$10.08	$10.19	$9.95	$10.41	$10.64	$11.11	$11.05	$10.56
Income From Investment Operations
Net Investment Income (Loss)	0.07	(A)	0.31	0.25	0.22	0.25	0.46	(A)	0.35	0.33	0.34	0.41
Net Gains (Losses) on Securities (Realized and Unrealized)	0.36	(0.14)	(0.14)	0.01	0.20	(0.02)	(0.24)	(0.01)	0.10	0.51
Total From Investment Operations	0.43	0.17	0.11	0.23	0.45	0.44	0.11	0.32	0.44	0.92
Less Distributions
Net Investment Income	(0.14)	(0.21)	(0.27)	(0.34)	(0.21)	(0.42)	(0.34)	(0.41)	(0.38)	(0.43)
Net Realized Gains	—	—	—	—	—	—	—	(0.38)	—	—
Total Distributions	(0.14)	(0.21)	(0.27)	(0.34)	(0.21)	(0.42)	(0.34)	(0.79)	(0.38)	(0.43)
Net Asset Value, End of Period	$10.17	$9.88	$9.92	$10.08	$10.19	$10.43	$10.41	$10.64	$11.11	$11.05
Total Return	4.41%	1.77%	1.08%	2.26%	4.54%	4.36%	1.02%	3.02%	4.02%	9.06%
Net Assets, End of Period (thousands)	$2,423,622	$1,992,869	$1,674,972	$1,195,072	$799,214	$932,121	$748,847	$542,634	$402,992	$315,290
Ratio of Expenses to Average Net Assets	0.19	%(D)	0.21	%(D)	0.23	%(D)	0.25	%(D)	0.25	%(D)	0.23%	0.25%	0.27%	0.27%	0.26%
Ratio of Net Investment Income to Average Net Assets	0.72%	3.25%	1.35%	1.68%	2.58%	4.45%	3.47%	3.21%	3.20%	4.09%
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	86%	36%	45%	149%	19%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

DFA Five-Year Global Fixed Income Portfolio	DFA Intermediate Government Fixed Income Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$10.48	$10.50	$10.92	$10.93	$10.50	$11.45	$11.79	$12.14	$12.39	$11.90
Income From Investment Operations
Net Investment Income (Loss)	0.28	(A)	0.34	(A)	0.26	0.33	0.33	0.53	(A)	0.52	0.55	0.62	0.65
Net Gains (Losses) on Securities (Realized and Unrealized)	0.12	(0.11)	0.06	0.15	0.44	0.05	(0.29)	(0.05)	(0.02)	0.48
Total From Investment Operations	0.40	0.23	0.32	0.48	0.77	0.58	0.23	0.50	0.60	1.13
Less Distributions
Net Investment Income	(0.33)	(0.25)	(0.32)	(0.39)	(0.33)	(0.49)	(0.53)	(0.56)	(0.65)	(0.64)
Net Realized Gains	—	—	(0.42)	(0.10)	(0.01)	(0.06)	(0.04)	(0.29)	(0.20)	—
Tax Return of Capital	(0.02)	—	—	—	—	—	—	—	—	—
Total Distributions	(0.35)	(0.25)	(0.74)	(0.49)	(0.34)	(0.55)	(0.57)	(0.85)	(0.85)	(0.64)
Net Asset Value, End of Period	$10.53	$10.48	$10.50	$10.92	$10.93	$11.48	$11.45	$11.79	$12.14	$12.39
Total Return	3.89%	2.15%	3.04%	4.45%	7.55%	5.31%	1.87%	4.21%	4.86%	9.95%
Net Assets, End of Period (thousands)	$2,387,784	$1,699,793	$1,205,578	$969,439	$761,717	$871,392	$463,538	$373,108	$316,234	$300,059
Ratio of Expenses to Average Net Assets	0.29%	0.33%	0.34%	0.34%	0.35%	0.14%	0.15%	0.17%	0.17%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.72%	3.22%	3.12%	3.23%	4.09%	4.72%	4.61%	4.72%	4.91%	5.37%
Portfolio Turnover Rate	92%	69%	90%	103%	79%	3%	16%	6%	23%	14%

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

DFA Short-Term Municipal Bond Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	For the Period Aug. 20, 2002(a) to Nov. 30, 2002
Net Asset Value, Beginning of Period	$9.99	$10.09	$10.13	$9.97	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.28	(A)	0.22	0.17	0.16	0.04
Net Gains (Losses) on Securities (Realized and Unrealized)	0.02	(0.11)	(0.04)	0.15	(0.04)
Total From Investment Operations	0.30	0.11	0.13	0.31	—
Less Distributions
Net Investment Income	(0.27)	(0.21)	(0.17)	(0.15)	(0.03)
Net Realized Gains	—	—	—	—	—
Total Distributions	(0.27)	(0.21)	(0.17)	(0.15)	(0.03)
Net Asset Value, End of Period	$10.02	$9.99	$10.09	$10.13	$9.97
Total Return	3.01%	1.11%	1.27%	3.17%	(0.03	)%(C)
Net Assets, End of Period (thousands)	$697,942	$511,543	$381,709	$213,389	$78,819
Ratio of Expenses to Average Net Assets	0.26%	0.30%	0.30%	0.30%	0.30	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.24%	0.29%	0.33%	0.34%	0.75	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.77%	2.22%	1.73%	1.60%	1.71	%(B)(E)
Portfolio Turnover Rate	0%	2%	6%	0%	0	%(C)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of forty-three operational portfolios, of which twenty-eight (the "Portfolios") are included in this report and the remaining fifteen are presented in separate reports.

Of the Portfolios, sixteen (the "Feeder Funds") invest in a series of The DFA Investment Trust Company (the "Master Funds"):

Feeder Funds	Master Funds	Percentage Ownership at 11/30/06
U.S. Large Company Portfolio	The U.S. Large Company Series	58%

Enhanced U.S. Large Company Portfolio	The Enhanced U.S. Large Company Series	100%

U.S. Large Cap Value Portfolio	The U.S. Large Cap Value Series	72%

U.S. Targeted Value Portfolio*	The U.S. Targeted Value Series*	100%

U.S. Small Cap Value Portfolio	The U.S. Small Cap Value Series	93%

U.S. Small Cap Portfolio	The U.S. Small Cap Series	91%

U.S. Micro Cap Portfolio	The U.S. Micro Cap Series	100%

International Small Company Portfolio	The Japanese Small Company Series	84%

	The Asia Pacific Small Company Series	87%

	The United Kingdom Small Company Series	93%

	The Continental Small Company Series	91%

Japanese Small Company Portfolio	The Japanese Small Company Series	12%

Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	10%

United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	3%

Continental Small Company Portfolio	The Continental Small Company Series	5%

Emerging Markets Portfolio	The Emerging Markets Series	97%

Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	93%

DFA One-Year Fixed Income Portfolio	The DFA One-Year Fixed Income Series	100%

DFA Two-Year Global Fixed Income Portfolio	The DFA Two-Year Global Fixed Income Series	94%

Each Feeder Fund invests primarily in a corresponding Master Fund, with the exception of the International Small Company Portfolio, which invests in the four Master Funds indicated. The International Small Company Portfolio also invests in short-term temporary cash investments.

The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

* Effective December 12, 2006, the U.S. Small XM Value Portfolio changed its name to the U.S. Targeted Value Portfolio and its Master Fund's name changed from The U.S. Small XM Value Series to The U.S. Targeted Value Series.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation:  Securities held by U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, and DFA Real Estate Securities Portfolio (the "Domestic Equity Portfolios") and Large Cap International Portfolio, International Core Equity Portfolio, DFA International Small Cap Value Portfolio, and Emerging Markets Core Equity Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of an International Equity Portfolio. When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Securities held by DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Intermediate Government Fixed Income Portfolio, and DFA Short-Term Municipal Bond Portfolio (the "Fixed Income Portfolios"), are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees.

Master Fund shares held by the Feeder Funds are valued at their respective daily net asset values, or for U.S. Large Company Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, and Emerging Markets Small Cap Portfolio, their investments reflect each of their proportionate interest in the net assets of their corresponding Master Funds.

2.  Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios and the DFA Five-Year Global Fixed Income Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. DFA Five-Year Global Fixed Income Portfolio also enters into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked to market daily based on daily forward exchange rates.

The International Equity Portfolios do not isolate the effect of fluctuation in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, DFA Five-Year Global Fixed Income Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and DFA Five-Year Global Fixed Income Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The U.S. Large Company Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, and Emerging Markets Small Cap Portfolio each recognize their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis, from their respective Master Funds, which are treated as partnerships for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Core Equity Portfolio's investments in Thailand and the investments in Thailand held by the Master Funds of Emerging Markets Portfolio and Emerging Markets Small Cap Portfolio are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging Markets Core Equity Portfolio and the Master Funds of Emerging Markets Portfolio and Emerging Markets Small Cap Portfolio accrue for taxes on the capital gains throughout the holding period of the underlying securities. These funds are also subject to a 10% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

5.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolios will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor and Administrator:

Dimensional Fund Advisors LP, (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to all Portfolios except the Feeder Funds. The Advisor provides administrative services to the Feeder Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

For the year ended November 30, 2006, the Portfolios' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Core Equity 1 Portfolio	0.17%

U.S. Core Equity 2 Portfolio	0.20%

U.S. Vector Equity Portfolio	0.30%

DFA Real Estate Securities Portfolio	0.30%

Large Cap International Portfolio	0.25%

International Core Equity Portfolio	0.35%

DFA International Small Cap Value Portfolio	0.65%

Emerging Markets Core Equity Portfolio	0.55%

DFA Five-Year Government Portfolio	0.20%

DFA Five-Year Global Fixed Income Portfolio	0.25%

DFA Intermediate Government Fixed Income Portfolio	0.10%

DFA Short-Term Municipal Bond Portfolio	0.20%

For the year ended November 30, 2006, the Feeder Funds' administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Large Company Portfolio*	0.132%

Enhanced U.S. Large Company Portfolio	0.15%

U.S. Large Cap Value Portfolio	0.15%

U.S. Targeted Value Portfolio**	0.30%

U.S. Small Cap Value Portfolio	0.30%

U.S. Small Cap Portfolio	0.32%

U.S. Micro Cap Portfolio	0.40%

International Small Company Portfolio	0.40%

Japanese Small Company Portfolio	0.40%

Asia Pacific Small Company Portfolio	0.40%

United Kingdom Small Company Portfolio	0.40%

Continental Small Company Portfolio	0.40%

Emerging Markets Portfolio	0.40%

Emerging Markets Small Cap Portfolio	0.45%

DFA One-Year Fixed Income Portfolio	0.10%

DFA Two-Year Global Fixed Income Portfolio	0.10%

*  Effective April 1, 2006, U.S. Large Company Portfolio's effective annual rate of average daily net assets changed from 0.215% to 0.095%.

**  Effective December 1, 2006, U.S. Targeted Value Portfolio's effective annual rate of average daily net assets changed from 0.30% to 0.25%.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through April 1, 2007, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended November 30, 2006, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Portfolios	Expense Limits	Recovery of Previously Waived/Fees Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Large Company Portfolio (1)	0.15%	—	$5,483
Enhanced U.S. Large Company Portfolio (2)	0.45%	—	—
U.S. Targeted Value Portfolio (1)	0.50%	—	—
U.S. Core Equity 1 Portfolio (3)	0.23%	—	28
U.S. Core Equity 2 Portfolio (3)	0.26%	—	48
U.S. Vector Equity Portfolio (3)	0.36%	—	69
International Core Equity Portfolio (3)	0.49%	$68	—
International Small Company Portfolio (4)	0.45%	—	—
Japanese Small Company Portfolio (4)	0.47%	51	5
Asia Pacific Small Company Portfolio (4)	0.47%	—	91
United Kingdom Small Company Portfolio (4)	0.47%	—	94
Continental Small Company Portfolio (4)	0.47%	7	76

Portfolios	Effective Rates	Recovery of Previously Waived/Fees Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Emerging Markets Portfolio (1)	1.00%	—	—
Emerging Markets Core Equity Portfolio (5)	0.85%	$70	—
DFA Short-Term Municipal Bond Portfolio (6)	0.30%	121	—

(1) The Advisor has contractually agreed to waive its administration fee and to assume each Portfolio's direct and indirect expenses, including the expenses the Portfolio bears as a shareholder of its Master Fund, to the extent necessary to limit the expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of a Portfolio are less than the rate listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(2) The Advisor has contractually agreed to waive its administration fee to the extent necessary to reduce the Portfolio's expenses to the extent that its total direct and indirect expenses, including the expenses the Portfolio bears as a shareholder of its Master Fund, exceed the rate listed above as a percentage of average net assets on an annualized basis. At any time that the total direct and indirect expenses of the Portfolio are less than the rate listed above, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the Portfolio's total direct and indirect expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(3) The Advisor has contractually agreed to waive all or a portion of its advisory fee and assume a Portfolio's expenses to the extent necessary to limit the expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of a Portfolio are less than the rates listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(4) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio's other direct expenses to the extent necessary to limit the direct expenses of the Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. The Fee Waiver and Expense Assumption Agreement does not include the indirect expenses each Portfolio bears as a shareholder of its Master Funds. At any time that the direct expenses of the Portfolio are less than the rates listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's direct expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(5) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio's expenses to the extent necessary to limit the expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(6) The Advisor has contractually agreed to waive all or a portion of its advisory fee to the extent necessary to reduce the Portfolio's expenses up to the amount of its total advisory fee when its total expenses exceed the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above on an annualized basis, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $129 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At November 30, 2006, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

U.S. Large Company Portfolio	$53

Enhanced U.S. Large Company Portfolio	8

U.S. Large Cap Value Portfolio	104

U.S. Targeted Value Portfolio	5

U.S. Small Cap Value Portfolio	183

U.S. Core Equity 1 Portfolio	5

U.S. Core Equity 2 Portfolio	7

U.S. Vector Equity Portfolio	2

U.S. Small Cap Portfolio	70

U.S. Micro Cap Portfolio	103

DFA Real Estate Securities Portfolio	48

Large Cap International Portfolio	30

International Core Equity Portfolio	5

International Small Company Portfolio	73

Japanese Small Company Portfolio	4

Asia Pacific Small Company Portfolio	1

United Kingdom Small Company Portfolio	1

Continental Small Company Portfolio	1

DFA International Small Cap Value Portfolio	108

Emerging Markets Portfolio	45

Emerging Markets Small Cap Portfolio	11

Emerging Markets Core Equity Portfolio	6

DFA One-Year Fixed Income Portfolio	57

DFA Two-Year Global Fixed Income Portfolio	53

DFA Five-Year Government Portfolio	20

DFA Five-Year Global Fixed Income Portfolio	44

DFA Intermediate Government Fixed Income Portfolio	13

DFA Short-Term Municipal Bond Portfolio	14

E.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
U.S. Core Equity 1 Portfolio	—	—	$495,659	$22,492
U.S. Core Equity 2 Portfolio	—	—	958,398	29,211
U.S. Vector Equity Portfolio	—	—	411,533	53,076
DFA Real Estate Securities Portfolio	—	—	525,745	228,880
Large Cap International Portfolio	—	—	284,089	49,380
International Core Equity Portfolio	—	—	636,255	9,979
DFA International Small Cap Value Portfolio	—	—	1,966,959	773,928
Emerging Markets Core Equity Portfolio	—	—	491,310	27,621
DFA Five-Year Government Portfolio	$696,045	$660,109	—	—
DFA Five-Year Global Fixed Income Portfolio	165,891	113,957	1,871,177	1,568,936
DFA Intermediate Government Fixed Income Portfolio	411,606	20,318	—	—
DFA Short-Term Municipal Bond Portfolio	—	—	62,220	—

F.  Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to net realized gains on securities considered to be "passive foreign investment companies", non-deductible offering costs, foreign bond bifurcation, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
U.S. Large Cap Value Portfolio	$6,836	$(2,814)	$(4,022)
U.S. Targeted Value Portfolio	739	(248)	(491)
U.S. Small Cap Value Portfolio	35,889	(5,259)	(30,630)
U.S. Core Equity 1 Portfolio	(22)	22	—
U.S. Core Equity 2 Portfolio	(18)	18	—
U.S. Vector Equity Portfolio	(42)	42	—
U.S. Small Cap Portfolio	8,588	(2,357)	(6,231)
U.S. Micro Cap Portfolio	18,020	(4,140)	(13,880)
DFA Real Estate Securities Portfolio	—	28,169	(28,169)
Large Cap International Portfolio	47	3,879	(3,926)
International Core Equity Portfolio	(18)	18	—

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
International Small Company Portfolio	$9,202	$(2,177)	$(7,025)
Japanese Small Company Portfolio	(7,918)	183	7,735
United Kingdom Small Company Portfolio	75	(30)	(45)
Continental Small Company Portfolio	172	(68)	(104)
DFA International Small Cap Value Portfolio	22,834	(2,746)	(20,088)
Emerging Markets Portfolio	2,569	(714)	(1,855)
Emerging Markets Small Cap Portfolio	4,839	(916)	(3,923)
Emerging Markets Core Equity Portfolio	677	(509)	(168)
DFA Five-Year Global Fixed Income Portfolio	—	(12,224)	12,224
DFA Intermediate Government Fixed Income Portfolio	—	(41)	41

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Large Company Portfolio
2005	$31,675	—	$31,675
2006	41,748	—	41,748
Enhanced U.S. Large Company Portfolio
2005	4,954	—	4,954
2006	5,651	—	5,651
U.S. Large Cap Value Portfolio
2005	34,948	—	34,948
2006	83,776	$5,642	89,418
U.S. Targeted Value Portfolio
2005	9,894	5,689	15,583
2006	7,089	10,659	17,748
U.S. Small Cap Value Portfolio
2005	121,647	284,777	406,424
2006	99,305	537,712	637,017
U.S. Core Equity 1 Portfolio
2005	—	—	—
2006	5,968	—	5,968
U.S. Core Equity 2 Portfolio
2005	—	—	—
2006	9,408	—	9,408
U.S. Vector Equity Portfolio
2006	1,296	—	1,296
U.S. Small Cap Portfolio
2005	32,449	—	32,449
2006	49,510	117,599	167,109

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Micro Cap Portfolio
2005	$63,821	$76,559	$140,380
2006	97,962	222,188	320,150
DFA Real Estate Securities Portfolio
2005	54,162	29,137	83,299
2006	59,687	48,370	108,057
Large Cap International Portfolio
2005	25,310	—	25,310
2006	40,702	—	40,702
International Core Equity Portfolio
2005	—	—	—
2006	9,763	—	9,763
International Small Company Portfolio
2005	43,366	37,025	80,391
2006	90,178	123,568	213,746
Japanese Small Company Portfolio
2005	1,062	—	1,062
2006	2,258	—	2,258
Asia Pacific Small Company Portfolio
2005	996	—	996
2006	1,662	—	1,662
United Kingdom Small Company Portfolio
2005	568	538	1,106
2006	799	888	1,687
Continental Small Company Portfolio
2005	841	1,241	2,082
2006	1,559	5,185	6,744
DFA International Small Cap Value Portfolio
2005	71,235	58,589	129,824
2006	132,360	176,381	308,741
Emerging Markets Portfolio
2005	34,905	—	34,905
2006	55,765	587	56,352
Emerging Markets Small Cap Portfolio
2005	7,916	6,395	14,311
2006	15,659	11,803	27,462

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Emerging Markets Core Equity Portfolio
2005	$702	—	—	$702
2006	9,153	$83	—	9,236
DFA One-Year Fixed Income Portfolio
2005	56,058	—	—	56,058
2006	88,029	—	—	88,029
DFA Two-Year Global Fixed Income Portfolio
2005	39,243	—	—	39,243
2006	28,485	—	—	28,485
DFA Five-Year Government Portfolio
2005	20,081	—	—	20,081
2006	34,242	—	—	34,242
DFA Five-Year Global Fixed Income Portfolio
2005	33,648	—	—	33,648
2006	54,715	—	$4,812	59,527
DFA Intermediate Government Fixed Income Portfolio
2005	18,785	1,145	—	19,930
2006	25,823	2,647	—	28,470
DFA Short-Term Municipal Bond Portfolio
2005	9,493	—	—	9,493
2006	16,050	—	—	16,050

The following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Large Cap Value Portfolio	$2,839	$3,997	$6,836
U.S. Targeted Value Portfolio	260	479	739
U.S. Small Cap Value Portfolio	5,519	30,370	35,889
U.S. Small Cap Portfolio	2,499	6,089	8,588
U.S. Micro Cap Portfolio	4,338	13,682	18,020
Large Cap International Portfolio	48	—	48
International Small Company Portfolio	4,447	4,755	9,202
United Kingdom Small Company Portfolio	38	37	75
Continental Small Company Portfolio	92	80	172
DFA International Small Cap Value Portfolio	7,239	15,595	22,834
Emerging Markets Portfolio	1,981	587	2,568
Emerging Markets Small Cap Portfolio	1,393	3,446	4,839
Emerging Markets Core Equity Portfolio	603	83	686

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
U.S. Large Company Portfolio	$12,779	—	$(42,931)	$(30,152)
Enhanced U.S. Large Company Portfolio	1,643	$1,989	—	3,632
U.S. Large Cap Value Portfolio	22,680	126,623	—	149,303
U.S. Targeted Value Portfolio	763	11,654	—	12,417
U.S. Small Cap Value Portfolio	13,626	588,118	—	601,744
U.S. Core Equity 1 Portfolio	939	1,000	—	1,939
U.S. Core Equity 2 Portfolio	2,130	1,451	—	3,581
U.S. Vector Equity Portfolio	7,597	—	—	7,597
U.S. Small Cap Portfolio	6,647	133,603	—	140,250
U.S. Micro Cap Portfolio	9,218	320,695	—	329,913
DFA Real Estate Securities Portfolio	—	67,184	—	67,184
Large Cap International Portfolio	2,710	—	(6,873)	(4,163)
International Core Equity Portfolio	3,312	143	—	3,455
International Small Company Portfolio	59,885	129,162	—	189,047
Japanese Small Company Portfolio	798	—	(40,638)	(39,840)
Asia Pacific Small Company Portfolio	962	—	(13,729)	(12,767)
United Kingdom Small Company Portfolio	677	1,092	—	1,769
Continental Small Company Portfolio	761	1,840	—	2,601
DFA International Small Cap Value Portfolio	91,466	365,084	—	456,550
Emerging Markets Portfolio	4,713	14,299	—	19,012
Emerging Markets Small Cap Portfolio	6,572	46,692	—	53,264
Emerging Markets Core Equity Portfolio	1,998	1,585	—	3,583
DFA One-Year Fixed Income Portfolio	450	—	(5,780)	(5,330)
DFA Two-Year Global Fixed Income Portfolio	7,570	—	(216)	7,354
DFA Five-Year Government Portfolio	10,945	—	(22,270)	(11,325)
DFA Five-Year Global Fixed Income Portfolio	—	—	(33,308)	(33,308)
DFA Intermediate Government Fixed Income Portfolio	9,522	247	—	9,769
DFA Short-Term Municipal Bond Portfolio	1,911	—	(17)	1,894

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	2007	2008	2009	2010	2011	2012	2013	2014	Total
U.S. Large Company Portfolio	—	—	—	—	$28,579	—	$5,485	$8,867	$42,931
Large Cap International Portfolio	—	—	—	$6,089	533	—	251	—	6,873
Japanese Small Company Portfolio	$2,827	$632	$3,508	4,453	19,912	$3,800	3,055	2,451	40,638
Asia Pacific Small Company Portfolio	566	—	906	3,164	6,171	1,151	907	864	13,729
DFA One-Year Fixed Income Portfolio	—	—	—	—	—	1,120	4,660	—	5,780
DFA Two-Year Global Fixed Income Portfolio	—	—	216	—	—	—	—	—	216
DFA Five-Year Government Portfolio	—	—	—	—	—	884	6,795	14,591	22,270
DFA Five-Year Global Fixed Income Portfolio	—	—	—	—	—	5,041	12,384	15,883	33,308
DFA Short-Term Municipal Bond Portfolio	—	—	—	—	—	17	—	—	17

During the year ended November 30, 2006, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$2,577
Large Cap International Portfolio	12,449
International Core Equity Portfolio	21
Emerging Markets Portfolio	11,761
DFA One-Year Fixed Income Portfolio	85
DFA Two-Year Global Fixed Income Portfolio	10

For the year ended November 30, 2006, the Japanese Small Company Portfolio had capital loss carryforward expirations of $7,918 (in thousands).

Some of the Portfolios' investments and investments held by the Master Funds are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At November 30, 2006, the following Portfolios had unrealized appreciation (depreciation) (mark to market) and/or realized gains on the sale of passive foreign investment companies, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income (amounts in thousands):

	Mark to Market	Realized Gains
Large Cap International Portfolio	$3,788	$4,140
International Core Equity Portfolio	367	—
International Small Company Portfolio	20,170	6,396
Japanese Small Company Portfolio	316	374
Asia Pacific Small Company Portfolio	838	340
United Kingdom Small Company Portfolio	450	17
Continental Small Company Portfolio	243	610
DFA International Small Cap Value Portfolio	54,226	12,796
Emerging Markets Portfolio	1,614	1,577
Emerging Markets Small Cap Portfolio	164	192

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
U.S. Large Company Portfolio	$2,232,813	$736,863	$(100,585)	$636,278
Enhanced U.S. Large Company Portfolio	311,663	69,971	(34,385)	35,586
U.S. Large Cap Value Portfolio	4,826,046	1,696,463	(111,394)	1,585,069
U.S. Targeted Value Portfolio	165,639	52,754	(3,008)	49,746
U.S. Small Cap Value Portfolio	6,014,909	2,909,913	(184,088)	2,725,825
U.S. Core Equity 1 Portfolio	660,249	66,812	(12,003)	54,809
U.S. Core Equity 2 Portfolio	1,243,321	117,084	(17,571)	99,513
U.S. Vector Equity Portfolio	401,687	42,798	(7,547)	35,251
U.S. Small Cap Portfolio	2,577,005	802,647	(81,471)	721,176
U.S. Micro Cap Portfolio	3,455,451	1,645,849	(275,542)	1,370,307
DFA Real Estate Securities Portfolio	2,176,205	1,188,656	(7,851)	1,180,805
Large Cap International Portfolio	1,346,305	533,413	(40,873)	492,540
International Core Equity Portfolio	840,691	112,287	(14,559)	97,728
International Small Company Portfolio	3,283,260	1,368,466	(98,907)	1,269,559
Japanese Small Company Portfolio	261,339	53,406	(145,737)	(92,331)
Asia Pacific Small Company Portfolio	79,794	52,533	(60,777)	(8,244)
United Kingdom Small Company Portfolio	17,639	32,421	(18,252)	14,169
Continental Small Company Portfolio	53,002	92,618	(55,336)	37,282
DFA International Small Cap Value Portfolio	5,880,851	2,076,498	(276,552)	1,799,946
Emerging Markets Portfolio	1,233,816	1,149,271	(37,274)	1,111,997
Emerging Markets Small Cap Portfolio	595,194	258,325	(14,268)	244,057
Emerging Markets Core Equity Portfolio	698,671	167,392	(12,775)	154,617
DFA One-Year Fixed Income Portfolio	2,419,897	14,851	(15,905)	(1,054)
DFA Two-Year Global Fixed Income Portfolio	2,384,812	50,431	(11,341)	39,090
DFA Five-Year Government Portfolio	925,990	33	(372)	(339)
DFA Five-Year Global Fixed Income Portfolio	2,360,674	62,491	(6,560)	55,931
DFA Intermediate Government Fixed Income Portfolio	849,971	15,297	(3,398)	11,899
DFA Short-Term Municipal Bond Portfolio	693,688	111	(4,213)	(4,102)

G.  Financial Instruments:

In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest, either directly or indirectly through their investment in a corresponding Master Fund, in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Portfolios may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Forward Currency Contracts: The DFA Five-Year Global Fixed Income Portfolio may enter into forward foreign currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. At November 30, 2006, the DFA Five-Year Global Fixed Income Portfolio had entered into the following contracts and the net unrealized foreign exchange gain/loss is reflected in the accompanying financial statements (amounts in thousands):

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at November 30, 2006	Unrealized Foreign Exchange Gain/(Loss)
12/13/06	169,817	Euro	$217,322	$225,042	$(7,720)
12/13/06	1,635,541	Japanese Yen	14,140	14,129	11
12/13/06	20,408,407	Japanese Yen	174,075	176,630	(2,555)
12/20/06	233,339	Euro	299,353	309,328	(9,975)
12/20/06	26,072,815	Japanese Yen	221,897	225,878	(3,981)
12/27/06	102,523	Australian Dollar	78,901	80,828	(1,927)
12/27/06	478,146	Denmark Krone	82,265	85,055	(2,790)
12/27/06	124,827	Euro	160,151	165,535	(5,384)
12/27/06	21,273,859	Japanese Yen	180,984	184,485	(3,501)
12/27/06	27,653	Pound Sterling	52,452	54,367	(1,915)
12/27/06	1,435,498	Swedish Krona	202,566	209,981	(7,415)
12/27/06	256,291	Swiss Franc	206,572	214,429	(7,857)
		Total	$1,890,678	$1,945,687	$(55,009)

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

3.  Foreign Market Risks:  Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Portfolios may be inhibited.

H.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 27, 2007. For the year ended November 30, 2006, borrowings under this line of credit by the Portfolios were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
U.S. Vector Equity Portfolio	5.68%	$648	5	$1	$1,585
DFA Real Estate Securities Portfolio	5.33%	1,236	11	2	1,768
International Small Company Portfolio	5.18%	6,410	11	10	27,371

There were no outstanding borrowings by the Portfolios under this line of credit at November 30, 2006.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. For the year ended November 30, 2006, borrowings under this line of credit by the Portfolios were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Large Cap International Portfolio	5.99%	$877	2	—	$1,654
DFA International Small Cap Value Portfolio	4.78%	370	1	—	370
Emerging Markets Core Equity Portfolio	5.73%	2,904	7	$3	4,948

There were no outstanding borrowings by the Portfolios under this line of credit at November 30, 2006.

I.  Securities Lending:

As of November 30, 2006, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio held cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to each Portfolios' investment policy, the cash collateral received by the Portfolio from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.  Other:

At November 30, 2006, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
U.S. Large Company Portfolio	1	58%
Enhanced U.S. Large Company Portfolio	3	69%
U.S. Large Cap Value Portfolio	3	68%
U.S. Targeted Value Portfolio	2	29%
U.S. Small Cap Value Portfolio	1	36%
U.S. Core Equity 1 Portfolio	3	82%
U.S. Core Equity 2 Portfolio	3	59%
U.S. Vector Equity Portfolio	4	85%
U.S. Small Cap Portfolio	1	21%
U.S. Micro Cap Portfolio	1	42%
DFA Real Estate Securities Portfolio	2	68%
Large Cap International Portfolio	2	66%
International Core Equity Portfolio	3	63%
International Small Company Portfolio	2	52%
Japanese Small Company Portfolio	3	53%
Asia Pacific Small Company Portfolio	2	68%
United Kingdom Small Company Portfolio	2	72%
Continental Small Company Portfolio	3	70%
DFA International Small Cap Value Portfolio	1	38%
Emerging Markets Portfolio	1	42%
Emerging Markets Small Cap Portfolio	3	64%
Emerging Markets Core Equity Portfolio	2	64%
DFA One-Year Fixed Income Portfolio	3	75%
DFA Two-Year Global Fixed Income Portfolio	2	80%
DFA Five-Year Government Portfolio	3	78%
DFA Five-Year Global Fixed Income Portfolio	3	69%
DFA Intermediate Government Fixed Income Portfolio	2	80%
DFA Short-Term Municipal Bond Portfolio	3	81%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and
Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio), U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Small Cap Value Portfolio Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Core Equity Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Intermediate Government Fixed Income Portfolio and DFA Short-Term Municipal Bond Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") at November 30, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodians, brokers, and the transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

# DFA International Value Portfolio vs. MSCI EAFE Index (net dividends)
November 30, 1996-November 30, 2006

Growth of $10,000

DFA International Value Portfolio
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
$28,380
$20,107
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 35.39% | 21.43% | 11.00% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

DIMENSIONAL INVESTMENT GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

International Equity Market Review  Year Ended November 30, 2006

International equity markets had broadly positive returns for the year under review. When expressed in local currencies, prices rose strongly in all of the largest country constituents of the MSCI EAFE Index with the exception of Japan. Net returns were improved by appreciation of most of the relevant non-U.S. currencies relative to the U.S. dollar. Overall, currency exchange rate changes added to returns for U.S. dollar-based investors: total return for the MSCI EAFE Index (net dividends) was 16.68% in local currency and 28.20% in U.S. dollars.

% Total Returns for Year Ended November 30, 2006

Ten Largest Foreign Developed Markets	Local Currency Return	U.S. Dollar Return
United Kingdom	15.33%	31.10%
Japan	8.89%	12.65%
France	20.34%	35.30%
Switzerland	17.30%	28.71%
Germany	21.64%	36.76%
Netherlands	19.10%	33.91%
Australia	23.02%	31.21%
Italy	22.21%	37.41%
Spain	33.57%	50.18%
Canada	21.61%	24.44%

Gross returns unless otherwise noted.

Source: MSCI data, presented above and below, copyright MSCI 2006, all rights reserved.

Large company growth stocks and small cap stocks were the poorest-performing asset classes in international markets, while large company value stocks had the best relative results.

% Total Returns for Year Ended November 30, 2006 (U.S. dollars)

MSCI EAFE Small Cap Index (net dividends)	24.70%
MSCI EAFE Value Index (net dividends)	31.08%
MSCI EAFE Index (net dividends)	28.20%
MSCI EAFE Growth Index (net dividends)	25.29%

Returns in emerging markets were higher, on average, than in developed country markets, although results varied widely among individual countries. For the year under review, total returns were 33.95% for the MSCI Emerging Markets Index (net dividends), and 28.20% for the MSCI EAFE Index (net dividends).

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Argentina	60.02%
Brazil	33.44%
Chile	21.39%
Hungary	18.29%
India	60.50%
Indonesia	80.88%
Israel	0.72%

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Malaysia	32.63%
Mexico	39.80%
Philippines	47.63%
Poland	46.66%
South Africa	24.92%
South Korea	24.55%
Taiwan	27.80%
Thailand	35.23%
Turkey	–8.90%

Gross returns unless otherwise noted.

Source: MSCI data, presented above and below, copyright MSCI 2006, all rights reserved.

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund", does not buy individual securities directly; instead, this portfolio invests in a corresponding fund called a "Master Fund". The Master Fund, in turn, purchase stocks, bonds, and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio

DFA International Value Portfolio seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Master Fund held approximately 670 stocks in 22 developed-country markets, as of November 30, 2006, and essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Master Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, value stocks outperformed growth stocks in international markets. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 25.29% for the MSCI EAFE Growth Index (net dividends) and 31.08% for the MSCI EAFE Value Index (net dividends). Total return for the International Value Portfolio over this year was 35.39%. Relative to the MSCI EAFE Index (net dividends), the better performance of the Portfolio was primarily due to greater exposure to stocks with value characteristics (measured by book-to-market ratio). International value stocks outperformed growth stocks by thirteen percentage points and the Portfolio allocated approximately 72% to these stocks compared to approximately 27% for the Index. The returns of local currencies relative to the U.S. dollar added approximately ten percentage points to the local performance of the Portfolio holdings.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLE

	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,140.20	0.45%	$2.41
Hypothetical 5% Annual Return	$1,000.00	$1,022.81	0.45%	$2.28

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The Dimensional Investment Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company is represented in the Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflects the investments by category or country.

Affiliated Investment Company	100.0%

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO

  STATEMENT OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affliated Investment Company) (202,037,662 Shares, Cost $3,046,159) at Value†	$4,456,951
Receivable for Fund Shares Sold	8,937
Prepaid Expenses and Other Assets	50
Total Assets	4,465,938
LIABILITIES:
Payables:
Investment Securities Purchased	7,425
Fund Shares Redeemed	1,512
Due to Advisor	714
Accrued Expenses and Other Liabilities	228
Total Liabilities	9,879
NET ASSETS	$4,456,059
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	196,173,975
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$22.71
NET ASSETS CONSIST OF:
Paid-in Capital	$3,010,565
Accumulated Net Investment Income (Loss)	6,029
Accumulated Net Realized Gain (Loss) of Investment Securities	28,673
Unrealized Appreciation Depreciation of Investment Securities	1,410,792
NET ASSETS	$4,456,059
(1) NUMBER OF SHARES AUTHORIZED	300,000,000

See accompanying Notes to Financial Statements.

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

Investment Income
Income Distributions Received from Affiliated Investment Company	$119,495
Expenses
Administrative Services Fees	6,900
Accounting & Transfer Agent Fees	65
Legal Fees	55
Audit Fees	3
Filing Fees	188
Shareholders' Reports	86
Directors'/Trustees' Fees & Expenses	46
Other	20
Total Expenses	7,363
Net Investment Income (Loss)	112,132
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	73,938
Net Realized Gain (Loss) on Investment Securities Sold	(4,741)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	835,662
Net Realized and Unrealized Gain (Loss)	904,859
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,016,991

See accompanying Notes to Financial Statements.

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$112,132	$56,730
Capital Gain Distributions Received from Affiliated Investment Company	73,938	55,190
Net Realized Gain (Loss) on Investment Securities Sold	(4,741)	(1,015)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	835,662	170,710
Net Increase (Decrease) in Net Assets Resulting from Operations	1,016,991	281,615
Distributions From:
Net Investment Income	(110,180)	(48,348)
Net Short-Term Gains	(6,639)	(1,280)
Net Long-Term Gains	(43,737)	—
Total Distributions	(160,556)	(49,628)
Capital Share Transactions (1):
Shares Issued	1,498,950	1,043,752
Shares Issued in Lieu of Cash Distributions	141,308	43,138
Shares Redeemed	(559,091)	(232,409)
Net Increase (Decrease) from Capital Share Transactions	1,081,167	854,481
Total Increase (Decrease) in Net Assets	1,937,602	1,086,468
Net Assets
Beginning of Period	2,518,457	1,431,989
End of Period	$4,456,059	$2,518,457
(1) Shares Issued and Redeemed:
Shares Issued	73,946	62,912
Shares Issued in Lieu of Cash Distributions	7,484	2,656
Shares Redeemed	(27,813)	(14,037)
	53,617	51,531
Accumulated Net Investment Income (Loss)	$6,029	$7,426

See accompanying Notes to Financial Statements.

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO

  FINANCIAL HIGHLIGHTS

Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$17.67	$15.73	$12.20	$9.19	$10.30
Income from Investment Operations
Net Investment Income (Loss)	0.66	(A)	0.48	0.26	0.22	0.23
Net Gains (Losses) on Securities (Realized and Unrealized)	5.37	1.89	3.58	3.02	(0.78)
Total from Investment Operations	6.03	2.37	3.84	3.24	(0.55)
Less Distributions
Net Investment Income	(0.65)	(0.42)	(0.31)	(0.23)	(0.21)
Net Realized Gains	(0.34)	(0.01)	—	—	(0.35)
Total Distributions	(0.99)	(0.43)	(0.31)	(0.23)	(0.56)
Net Asset Value, End of Period	$22.71	$17.67	$15.73	$12.20	$9.19
Total Return	35.39%	15.40%	31.86%	35.92%	(5.72)%
Net Assets, End of Period (thousands)	$4,456,059	$2,518,457	$1,431,989	$748,319	$464,313
Ratio of Expenses to Average Net Assets (D)	0.44%	0.48%	0.51%	0.52%	0.53%
Ratio of Net Investment Income to Average Net Assets	3.25%	2.86%	1.87%	2.26%	2.35%

See accompanying Notes to Financial Statements.

  DIMENSIONAL INVESTMENT GROUP INC.
  DFA INTERNATIONAL VALUE PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of sixteen portfolios, of which DFA International Value Portfolio (the "Portfolio") is presented in this section of the report.

The Portfolio primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At November 30, 2006, the Portfolio owned 60% of the outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation:  The shares of the Series held by the Portfolio are valued at its respective daily net asset value.

2.  Deferred Compensation Plan:  Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses. At November 30, 2006, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $66 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio or to the Series are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolio will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended November 30, 2006, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid by the Fund to the CCO were $22 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to the utilization of accumulated earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
$5,255	$(3,349)	$(1,906)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2005	$49,628	—	$49,628
2006	120,187	$45,625	165,812

The following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes differs from the amount above due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

Net Investment Income and Short-Term Capital Gains	Net Long-Term Capital Gains	Total
$3,367	$1,888	$5,255

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings/ (Accumulated Losses)
$6,725	$65,023	$71,748

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the Portfolio had no capital loss carryforwards to offset future realized capital gains.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$3,083,138	$1,410,791	$(36,978)	$1,373,813

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the current overnight Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Portfolio under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 21, 2008. There were no borrowings by the Portfolio under the line of credit with the international custodian bank during the year ended November 30, 2006.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Other:

At November 30, 2006, one shareholder held approximately 35% of the outstanding shares of the Portfolio. The shareholder may be an omnibus account, which typically holds shares for the benefit of several other underlying investors.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of DFA International Value Portfolio and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

# The U.S. Large Company Series vs. S&P 500 Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Large Company Series
S&P 500 Index
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$21,699
$21,608

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 14.25% | 6.05% | 8.01% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# The Enhanced U.S. Large Company Series vs. S&P 500 Index

## November 30, 1996-November 30, 2006

Growth of $10,000
DFA Enhanced US Large Company Series
S&P 500 Index
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$21,699
$21,588

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 13.69% | 6.08% | 8.00% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# The U.S. Large Cap Value Series vs. Russell 1000 Value Index
November 30, 1996-November 30, 2006

Growth of $10,000

DFA US Large Cap Value Series
Russell 1000 Value Index
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$30,424
$27,408

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 18.16% | 12.63% | 11.77% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

# The U.S. Targeted Value Series vs. Russell 2000 Value Index
February 6, 1998-November 30, 2006

Growth of $10,000

DFA US Targeted Value Series
Russell 2000 Value Index
$30,000
$20,000
$10,000
$0
$28,978
$25,950
02/98
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 2/6/1998 |
|---|---|---|---|
| | 19.85% | 19.59% | 12.83% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# The U.S. Small Cap Value Series vs. Russell 2000 Value Index

November 30, 1996-November 30, 2006

Growth of $10,000

DFA US Small Cap Value Series
Russell 2000 Value Index
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$45,254
$35,594
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 20.63% | 20.56% | 16.30% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# The U.S. Small Cap Series vs. Russell 2000 Index
November 30, 1996-November 30, 2006

Growth of $10,000
DFA US Small Cap Series
Russell 2000 Index
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$31,624
$25,199

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 15.90% | 13.98% | 12.20% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

# The U.S. Micro Cap Series vs. Russell 2000 Index

November 28, 1997-November 30, 2006

Growth of $10,000

DFA US Micro Cap Series
Russell 2000 Index
$30,000
$20,000
$10,000
$0
11/97
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$28,948
$20,416

| Average Annual Total Return | One Year | Five Years | From 11/28/1997 |
|---|---|---|---|
| | 15.00% | 16.77% | 12.53% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# The DFA International Value Series vs. MSCI EAFE Index (net dividends)

November 30, 1996-November 30, 2006

Growth of $10,000
DFA International Value Series
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
$29,039
$20,107
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 35.73% | 21.69% | 11.25% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

## The Japanese Small Company Series vs.
## MSCI Japan Small Cap Index (net dividends), MSCI Japan Small Cap Index (price-only)
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Japanese Small Company Series
MSCI Japan Small Cap Index (net dividends)
MSCI Japan Small Cap Index (price-only)
$20,000
$10,000
$0
$10,310
$8,824
$8,498
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | -2.28% | 17.72% | 0.30% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

## The Asia Pacific Small Company Series vs.
## MSCI Pacific ex Japan Small Cap Index (net dividends), MSCI Pacific ex Japan Small Cap Index (price-only)
## November 30, 1996-November 30, 2006

Growth of $10,000
DFA Asia Pacific Small Company Series
MSCI Pacific ex Japan Small Cap Index (net dividends)
MSCI Pacific ex Japan Small Cap Index (price-only)
$30,000
$20,000
$10,000
$0
$23,471
$21,197
$14,436
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 38.26% | 26.98% | 7.80% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## The United Kingdom Small Company Series vs.
## MSCI UK Small Cap Index (net dividends), MSCI UK Small Cap Index (price-only)
### November 30, 1996-November 30, 2006

Growth of $10,000
DFA United Kingdom Small Company Series
MSCI UK Small Cap Index (net dividends)
MSCI UK Small Cap Index (price-only)
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$33,747
$33,591
$26,527

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 44.80% | 23.93% | 12.93% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## The Continental Small Company Series vs.
## MSCI Europe ex UK Small Cap Index (net dividends), MSCI Europe ex UK Small Cap Index (price-only)
November 30, 1996-November 30, 2006

Growth of $10,000

DFA Continental Small Company Series
MSCI Europe ex UK Small Cap Index (net dividends)
MSCI Europe ex UK Small Cap Index (price-only)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06
$46,423
$39,833
$30,616

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 47.10% | 30.14% | 16.60% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

## The Emerging Markets Series vs.
## MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
November 30, 1996-November 30, 2006

Growth of $10,000

DFA Emerging Markets Series
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$30,000
$20,000
$10,000
$0
$27,648
$26,483
$23,493
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 31.87% | 27.17% | 10.23% |

Past performance is not predictive of future performance.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## The Emerging Markets Small Cap Series vs.
## MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
### December 2, 1996-November 30, 2006

Growth of $10,000
DFA Emerging Markets Small Cap Series
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$40,000
$30,000
$20,000
$10,000
$0
$32,270
$26,688
$23,458
12/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 12/2/1996 |
|---|---|---|---|
| | 40.55% | 32.04% | 12.32% |

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2007, all rights reserved.

## The DFA One-Year Fixed Income Series vs.
## Merrill Lynch Six-Month US Treasury Bill Index, Merrill Lynch One-Year US Treasury Note Index
### November 30, 1996-November 30, 2006

Growth of $10,000
DFA One-Year Fixed Income Series
Merrill Lynch Six-Month US Treasury Bill Index
Merrill Lynch One-Year US Treasury Note Index
$20,000
$10,000
$0
$15,254
$15,188
$14,792
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 4.72% | 2.75% | 4.31% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch Indices are used with permission; copyright 2006 Merrill Lynch, Pierce, Fenner & Smith Incorporated; all rights reserved.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

# The DFA Two-Year Global Fixed Income Series vs. Merrill Lynch US Government/Corporate Index 1-3 Years
November 30, 1996-November 30, 2006

Growth of $10,000
DFA Two-Year Global Fixed Income Series
Merrill Lynch US Government/Corporate Index 1-3 Years
$20,000
$10,000
$0
$16,195
$15,519
11/96
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | Ten Years |
|---|---|---|---|
| | 4.52% | 2.92% | 4.49% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch Indices are used with permission; copyright 2006 Merrill Lynch, Pierce, Fenner & Smith Incorporated; all rights reserved.

THE DFA INVESTMENT TRUST COMPANY
MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. Equity Market Review  Year Ended November 30, 2006

Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the year under review, small company stocks as measured by the Russell 2000 Index® outperformed large company stocks, as measured by the Russell 1000 Index®, and value stocks, as measured by the Russell 3000 Value Index®, outperformed growth stocks, as measured by the Russell 3000 Growth Index®.

% Total Return for Year Ended November 30, 2006

Russell 3000 Value Index®	20.38%
Russell 3000 Growth Index®	8.82%
Russell Mid Cap Index® (mid-size companies)	16.47%
Russell 1000 Index® (large companies)	14.15%
Russell 2000 Index® (small companies)	17.43%

When the size sectors are further segmented by value and growth characteristics, the distinction in performance within sectors was more significant.

% Total Return for Year Ended November 30, 2006

Russell 2000 Growth Index® (small growth companies)	13.45%
Russell 2000 Value Index® (small value companies)	21.47%
Russell Mid Cap Growth Index® (mid-cap growth companies)	12.88%
Russell Mid Cap Value Index® (mid-cap value companies)	20.16%
Russell 1000 Growth Index® (large growth companies)	8.37%
Russell 1000 Value Index® (large value companies)	20.28%

Source: Frank Russell Company is the source and owner of Russell data. S&P data presented below is provided by Standard & Poor's Index Services Group.

Differences in returns for the various Dimensional U.S. equity funds over the year ended November 30, 2006 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios. Differences in performance relative to the benchmarks, particularly for the small cap portfolios, were also attributable to the unusually positive returns of the Russell index benchmarks during June and July 2006 — the period just after Russell's reconstitution when the indices buy new securities that meet their inclusion criteria and sell existing ones that do not. Historically, the performance of Russell indices suffer during reconstitution as they are forced to purchase securities that have increased in price prior to their addition, giving Dimensional's funds a relative performance advantage. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the "Advisor") generally results in portfolios with greater emphasis on value or small company characteristics relative to widely-used index benchmarks. As a result, in years when value or small company index benchmarks have outperformed growth or large company index benchmarks, it should not be surprising to find investment strategies with a greater exposure to small company or value characteristics outperform growth and large company benchmarks.

Domestic Equity Portfolios' Performance Overview

The U.S. Large Company Series

The U.S. Large Company Series seeks to produce returns similar to those of the S&P 500 Index® by purchasing S&P 500 Index® stocks in approximately the same proportions as they are represented in the S&P 500 Index®. The Series was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Series' assets. For the year ended November 30, 2006, total returns were 14.25% for The U.S. Large Company Series, and 14.23% for the S&P 500 Index®. The securities in the Series closely tracked the investment results of the S&P 500 Index®.

The Enhanced U.S. Large Company Series

The Enhanced U.S. Large Company Series seeks to achieve a total return that exceeds the total return performance of the S&P 500 Index® by using an "enhanced cash" strategy. This strategy combines investment in high grade, short-term fixed income instruments with an overlay of S&P 500 Index® futures contracts or swaps. For the year ended November 30, 2006, more than 96% of the overlay instruments consisted of S&P 500 Index® futures contracts with one swap contract making up the remainder. The behavior of S&P 500 Index® futures contracts is determined principally by the performance of the S&P 500 Index®. For the year ended November 30, 2006, total return was 13.69% for The Enhanced U.S. Large Company Series, and 14.23% for the S&P 500 Index®. Relative to the S&P 500 Index®, underperformance was mostly due to returns of the fixed income securities as well as differences in costs between the Series and the Index, the returns of which are not diminished by management and administrative expenses. An important component of the pricing of futures contracts is the short-term interest rate imbedded in the contracts. To the extent the fixed income assets in the Series underperform the returns associated with the short-term interest rate imbedded in the futures contracts, the investment results of the Series as a whole will generally underperform the S&P 500 Index®. For the year ending November 30, 2006, the average duration of fixed income securities in the Series exceeded the estimated average duration of those imbedded in the futures contracts which contributed to the Series' underperformance.

The U.S. Large Cap Value Series

The U.S. Large Cap Value Series seeks to capture the returns of U.S. large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Series held more than 210 stocks as of November 30, 2006, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 20.28% for the Russell 1000 Value Index® and 18.16% for The U.S. Large Cap Value Series. Relative to the Russell 1000 Value Index®, underperformance of the Series was primarily due to greater exposure to stocks with more pronounced value characteristics as measured by book-to-market ratio. The Series underperformed the Index by approximately 4 percentage points in July 2006, the month following the Russell 1000 Value Index® reconstitution. Stocks falling in the top decile when ranked by book-to-market ratio which includes the Series' buy range underperformed other stocks in the Russell 1000 Value Index® outside the buy range. The lack of REIT securities in the Series also contributed to lower performance.

The U.S. Targeted Value Series

During the year ended November 30, 2006, The U.S. Targeted Value Series (formerly The U.S. Small XM Value Series) sought to capture the returns of U.S. small and mid-capitalization value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small cap value stocks, but does not attempt to track closely a specific equity index. During the year ended November 30, 2006, the Series refrained from purchasing the very smallest stocks falling in the bottom 2.5% of the U.S. total market capitalization. As of November 30, 2006, the Series held more than 500 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 17.43% for the Russell 2000 Index®, 21.47% for the Russell 2000 Value Index®, and 19.85% for The U.S. Targeted Value Series. Relative to the Russell 2000 Value Index®, underperformance of the Series was primarily due to a lack of exposure to REITs, which outperformed the Index by approximately 7 percentage points and represented approximately 12% of the Index, and the unusually large negative reconstitution costs incurred by the Index during its June 2006 reconstitution.

Effective December 12, 2006, the Series changed its investment strategy to seek to provide consistent exposure to small and mid-cap value stocks.

Note: The U.S. Small XM Value Series was renamed The U.S. Targeted Value Series, effective December 12, 2006.

The U.S. Small Cap Value Series

The U.S. Small Cap Value Series seeks to capture the returns of U.S. small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held about 1,300 stocks and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 14.23% for the S&P 500 Index®, 17.43% for the Russell 2000 Index®, 21.47% for the Russell 2000 Value Index®, and 20.63% for the U.S. Small Cap Value Series. Relative to the Russell 2000 Value Index, underperformance of the Series was primarily due to a lack of exposure to REITs, which outperformed the Index by approximately 7 percentage points and represented approximately 12% of the Index, and the unusually large negative reconstitution costs incurred by the Index during its June 2006 reconstitution.

The U.S. Small Cap Series

The U.S. Small Cap Series seeks to capture the returns of U.S. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held about 2,960 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006 , small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. For the year ended November 30, 2006, total returns were 17.43% for the Russell 2000 Index® and 15.90% for The U.S. Small Cap Series. Relative to the Russell 2000 Index®, the underperformance of the Series was primarily due to lower exposure to REIT securities, which outperformed the Index by more than 11 percentage points (REITs comprised 7.6% of the Index) and the unsually large positive returns of the Index during its reconstitution in June 2006.

The U.S. Micro Cap Series

The U.S. Micro Cap Series seeks to capture the returns of very small U.S. company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to very small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held about 2,440 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the its diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally outperformed large company stocks and value stocks generally outperformed growth stocks. Total returns were 17.43% for the Russell 2000 Index®, and 15.00% for The U.S. Micro Cap Series. Relative to the Russell 2000 Index®, the underperformance of the Series was partially attributed to greater exposure to the smallest capitalization stocks. Stocks falling in the bottom 5% of the US equity universe when ranked by market capitalization underperformed the Russell 2000 Index®, and average weight allocated to this range was 98% for the Series compared to 43% for the Index. Underperformance of the Series was also attributable to lower exposure to REIT securities, which outperformed the Index by more than 11 percentage points (REITs comprised 7.6% of the Index) and the unusually large positive returns of the Index during its 2006 reconstitution.

International Equity Market Review  Year Ended November 30, 2006

International equity markets had broadly positive returns for the year under review. When expressed in local currencies, prices rose strongly in all of the largest country constituents of the MSCI EAFE Index with the exception of Japan. Net returns were improved by appreciation of most of the relevant non-U.S. currencies relative to the U.S. dollar. Overall, currency exchange rate changes added to returns for U.S. dollar-based investors: total return for the MSCI EAFE Index (net dividends) was 16.68% in local currency and 28.20% in U.S. dollars.

% Total Returns for Year Ended November 30, 2006

Ten Largest Foreign Developed Markets	Local Currency Return	U.S. Dollar Return
United Kingdom	15.33%	31.10%
Japan	8.89%	12.65%
France	20.34%	35.30%
Switzerland	17.30%	28.71%
Germany	21.64%	36.76%
Netherlands	19.10%	33.91%
Australia	23.02%	31.21%
Italy	22.21%	37.41%
Spain	33.57%	50.18%
Canada	21.61%	24.44%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

Large company growth stocks and small cap stocks were the poorest-performing asset classes in international markets, while large company value stocks had the best relative results.

% Total Returns for Year Ended November 30, 2006 (U.S. dollars)

MSCI EAFE Small Cap Index (net dividends)	24.70%
MSCI EAFE Value Index (net dividends)	31.08%
MSCI EAFE Index (net dividends)	28.20%
MSCI EAFE Growth Index (net dividends)	25.29%

Returns in emerging markets were higher, on average, than in developed country markets, although results varied widely among individual countries. For the year under review, total returns were 33.95% for the MSCI Emerging Markets Index (net dividends), and 28.20% for the MSCI EAFE Index (net dividends).

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Argentina	60.02%
Brazil	33.44%
Chile	21.39%
Hungary	18.29%
India	60.50%
Indonesia	80.88%
Israel	0.72%
Malaysia	32.63%
Mexico	39.80%
Philippines	47.63%
Poland	46.66%
South Africa	24.92%
South Korea	24.55%
Taiwan	27.80%
Thailand	35.23%
Turkey	–8.90%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

The DFA International Value Series

The DFA International Value Series seeks to capture the returns of international large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Series held approximately 670 stocks in 22 developed-country markets, as of November 30, 2006, and essentially was fully invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of assets.

As a result of the Series' diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, value stocks outperformed growth stocks in international markets. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 25.29% for the MSCI EAFE Growth Index (net dividends) and 31.08% for the MSCI EAFE Value Index (net dividends). Total return for the The DFA International Value Series over this year was 35.73%. Relative to the MSCI EAFE Index (net dividends), the better performance of the Series was primarily due to greater exposure to stocks with value characteristics (measured by book-to-market ratio). International value stocks outperformed growth stocks by 13 percentage points and the Series allocated approximately 72% to these stocks compared to approximately 27% for the Index. The returns of local currencies relative to the U.S. dollar added approximately 10 percentage points to the local performance of the Series holdings.

The Japanese Small Company Series

The Japanese Small Company Series seeks to capture the returns of Japanese small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held approximately 1,250 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006 Japanese small company stocks trailed Japanese large company stocks. Total returns were 12.56% for the large company MSCI Japan Index (net dividends), -5.34% for the MSCI Japan Small Cap Index (net dividends), -6.27 for the MSCI Japan Small Cap Index (price only) and -2.28% for The Japanese Small Company Series. The MSCI Japan Small Cap Index (net dividends) does not have 10 years of performance. The Series intends to include the MSCI Japan Small Cap Index (price only) for performance comparison purposes until the MSCI JapanSmall Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Japan Small Company Index (net dividends), superior performance of the Series was primarily due to greater exposure to small company stocks with market capitalizations below $1.5 billion. Stocks above $1.5 billion underperformed the Index by approximately 10 percentage points. Stocks under $1.5 billion comprised approximately 98% of the Series compared to approximately 24% for the Index. The Series benefited from a 3.5% appreciation in the Yen relative to the US dollar.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan. The investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held approximately 1,050 stocks, and assets were allocated among four countries: Australia, Hong Kong, Singapore, and New Zealand (approximately 58%, 29%, 10%, and 3% respectively),. Country allocations are determined by utilizing the approximate weights of individual securities within a universe of Asia Pacific small company stocks constructed by the Advisor, subject to a weight cap for each country.The allocations do not represent a forecast of future performance and are subject to change by the Advisor. The Series was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, Asia Pacific small company stocks outperformed large company stocks. Total returns were 29.20% for the MSCI Pacific Rim ex-Japan Large Company Index (net dividends), 36.27% for the MSCI Pacific Rim ex-Japan Small Cap Index (net dividends), 32.31% MSCI Pacific Rim ex-Japan Small Cap Index (price only), and 38.26% for The Asia Pacific Small Company Series. The MSCI Pacific Rim ex-Japan Small Cap Index (net dividends) does not have 10 years of performance. The Series intends to include the MSCI Pacific Rim ex-Japan Small Cap Index (price only) for performance comparison purposes until the MSCI Pacific Rim ex-Japan Small Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Pacific Rim ex-Japan Small Company Index (net dividends), Series outperformance was primarily due to greater exposure to small company stocks with market capitalization under $1.5 billion, which outperformed the Index by approximately 5 percentage points. Stocks under $1.5 billion represented approximately 97% of the Series compared to approximately 71% for the Index. The Series also benefited from local currency appreciation of 4.5% relative to the U.S. dollar.

The United Kingdom Small Company Series

The United Kingdom Small Company Series seeks to capture the returns of U.K. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held approximately 540 stocks, and was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, U.K. small company stocks outperformed U.K. large company stocks. Total returns were 31.04%

for the MSCI United Kingdom Large Company Index (net dividends), 42.15% for the MSCI U.K. Small Cap Index (net dividends), 39.04% for the MSCI U.K. Small Cap Index (price only) and 44.80% for The United Kingdom Small Company Series. The MSCI U.K. Small Cap Index (net dividends) does not have 10 years of performance. The Series intends to include the MSCI U.K. Small Cap Index (price only) for performance comparison purposes until the MSCI U.K. Small Cap Index (net dividends) has at least ten years of data to report.

Relative to the MSCI U.K. Small Company Index, outperformance of the Series was primarily due to greater exposure to small company stocks with market capitalization under $1.5 billion, which outperformed stocks in the Index of the same size by approximately 3 percentage points. Stocks under $1.5 billion represented 68% of the Series compared to 66% for the Index. Stocks in the Series above $1.5 billion also outperformed stocks of the same size in the Index by approximately 2.5 percentage points. The Series was aided by a 13.5% currency appreciation of the British pound relative to the U.S. dollar.

The Continental Small Company Series

The Continental Small Company Series seeks to capture the returns of small company stocks in developed markets of continental Europe, excluding the U.K. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held approximately 1,470 stocks in 15 countries. Country allocations reflect the approximate weights of individual securities within a universe of continental European small company stocks constructed by the Advisor. Country allocations do not represent a forecast of future performance and are subject to change by the Advisor. The Series was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the continental European equity markets, excluding the U.K., rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, European small company stocks outperformed large company stocks. Total returns were 35.82% for the MSCI Europe ex-United Kingdom Large Company Index (net dividends), 47.35% for the MSCI Small Cap Europe ex-U.K Index (net dividends), 45.20% for the MSCI Small Cap Europe ex-U.K Index (price-only), and 47.10% for The Continental Small Company Series. The MSCI Small Cap Europe ex-U.K. Index (net dividends) does not have 10 years of performance. The Series intends to include the MSCI Small Cap Europe ex-U.K. Index (price only) for performance comparison purposes until the MSCI Small Cap Europe ex-U.K. Index (net dividends) has at least ten years of data to report. The underperformance of the Series relative to the MSCI Small Cap Europe ex-UK Index was primarily due to differences in fees and expenses between the Series and the Index. Results for the MSCI Small Cap Index Europe ex-UK Index are not diminished by management and administrative expenses associated with running a live portfolio. Denmark was the best performing country in the Series with a 66% return and an allocation of approximately 4% of the Series while Switzerland, which represented the largest country allocation at approximately 16% of the Series, returned 53%. The basket of currencies represented by the stocks in the portfolio appreciated approximately 12% relative to the US dollar.

The Emerging Markets Series

The Emerging Markets Series seeks to capture the returns of large company stocks in selected emerging markets. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging markets stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held approximately 575 stocks in 17 countries. The Series was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the Master Fund's assets.

As a result of the Series; diversified approach, performance was determined principally by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, emerging markets outperformed developed country stocks. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), 33.95% for the MSCI Emerging Markets Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), and

31.87% for The Emerging Markets Series. The MSCI Emerging Markets Index (net dividends) does not have 10 years of performance. The Series intends to include the MSCI Emerging Markets Index (gross dividends) for performance comparison purposes until the MSCI Emerging Markets Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Emerging Markets Index (net dividends), underperformance of the Series was primarily due to a lack of exposure to China and Russia, which returned approximately 65% and 58% respectively and represented about 17% of the Index and fees and expenses in the Series but not in the Index. The Series' performance lag was partially offset by its higher allocation to India and Mexico compared to the Index as well as local currency appreciation of 2% relative to the U.S. dollar. The drag in performace due to withholding taxes should also be taken into account when comparing performance relative to the MSCI Emerging Markets Index (gross dividends).

The Emerging Markets Small Cap Series

The Emerging Markets Small Cap Series seeks to capture the returns of small company stocks in selected emerging markets. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 2,000 stocks in
16 countries. The Series essentially was mostly invested in equities throughout the year: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, emerging markets small company stocks outperformed developed country stocks and core emerging markets strategies. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), 33.95% for the MSCI Emerging Markets Index (net dividends), 34.38% for the MSCI Emerging Markets Index (gross dividends), and 40.55% for The Emerging Markets Small Cap Series. The MSCI Emerging Markets Index (net dividends) does not have 10 years of performance. The Series intends to include the MSCI Emerging Markets Index (gross dividends) for performance comparison purposes until the MSCI Emerging Markets Index (net dividends) has at least ten years of data to report.

Relative to the MSCI Emerging Markets Index (net dividends), outperformance of the Series was primarily due to greater exposure to stocks with market capitalizations below $1.5 billion, which outperformed the Index by approximately 10 percentage points. The average weight allocated to stocks in this range was 79% for the Series compared to 6% for the Index. The Series also benefited from local currency appreciation of 2% relative to the U.S. dollar. The drag in performace due to withholding taxes should also be taken into account when comparing performance relative to the MSCI Emerging Markets Index (gross dividends).

Fixed Income Market Review  Year Ended November 30, 2006

For the year ended November 30, 2006, short-term interest rates rose while longer-term rates fell slightly. The Federal Reserve paused its credit tightening cycle after raising the target rate for federal funds five times over the last twelve months from 4.00% to 5.25% by November 30, 2006. The three-month London Interbank Offered Rate ("LIBOR"), a widely-used benchmark of short-term interest rates, rose 95 basis points during the year ended November 30, 2006, while the yield on 10-year U.S. Treasury notes fell four basis points. The yield curve flattened and inverted during the year under review with yields on short term instruments exceeding yields on intermediate and long-term instruments.

	11/30/05	11/30/06	Change
Three-month LIBOR	4.42%	5.37%	21.5%
10-Year U.S. Treasury note yield	4.48%	4.46%	–0.4%

Source: LIBOR data provided by the British Bankers' Assocation. U.S. Treasury note data provided by Bloomberg.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. As a result, total return for fixed income strategies was primarily a function of maturity. The pattern of returns was "u-shaped", with lower returns for five-year instruments than for three month or longer-term instruments. For the year ended November 30, 2006, total returns were 4.75% for three-month U.S. Treasury bills, 3.90% for five-year U.S. Treasury notes and 5.20% for 30-year U.S. government bonds.

Source: Lehman Brothers data provided by Lehman Brothers Inc.

The Advisor's fixed income approach is based on a shifting-maturity strategy that identifies the maturity range with the highest risk-adjusted expected return. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities are lengthened to achieve higher returns associated with longer maturities. During the period under review, weighted average maturities of most Portfolios were shortened, reflecting flattening yield curves in the U.S.

The DFA One-Year Fixed Income Series

The DFA One-Year Fixed Income Series seeks to maximize risk-adjusted total returns from a universe of high quality fixed-income securities with an average maturity of one year or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if premiums can be documented.

The Series was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets. The average maturity of the Series shortened significantly during the year under review, from approximately 304 days on November 30, 2005, to 36 days, on November 30, 2006. For the year ended November 30, 2006, total returns were 4.72% for The DFA One-Year Fixed Income Series, 4.73% for the Merrill Lynch Three-Month U.S. Treasury Bill Index, 4.71% for the for the Six-Month US Treasury Index and 4.43% for the One-Year US Treasury Index. The Series outperformed the Merrill Lynch One-Year US Treasury Index and the Six-Month US Treasury Index. Return differences were also attributable to maturity differences between the Series and each one of the indices.

The DFA Two-Year Global Fixed Income Series

The DFA Two-Year Global Fixed Income Series seeks to maximize risk-adjusted total returns from a universe of U.S. government securities, high quality corporate securities, and currency-hedged global fixed income instruments, maturing in two years or less. Eligible countries include but are not limited to the United States, Canada, the United Kingdom, Germany, Switzerland, Japan, France, Australia, the Netherlands, Sweden and Denmark. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk adjusted expected returns. Maturities are shifted if premiums can be documented.

The average maturity of the Series was shortened slightly from 1.04 years on November 30, 2005 to 0.90 years on November 30, 2006. The Series was mostly invested in fixed income securities throughout the year under review: average cash levels for the year ended November 30, 2006 were approximately 1% of the its assets. For the year ended November 30, 2006, total returns were 4.52% for The DFA Two-Year Global Fixed Income Series and 4.60% for the Merrill Lynch 1-3 Year Government/Corporate Index. Relative to the Merrill Lynch 1-3 Year Government/Corporate Index, underperformance of the Series was primarily due to to differences in fees and expenses. Results for the Merrill Lynch 1-3 Year Government/Corporate Index are not diminished by management and administrative expenses associated with running a live portfolio. Return differences were also attributable to the Series' global allocation, which changed significantly during the year as the Series lowered its U.S. and Canada allocation to take advantage of positive expected return premiums in Yen and Euro-denominated yield curves.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLES

The U.S. Large Company Series	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,113.30	0.05%	$0.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.82	0.05%	$0.25
The Enhanced U.S. Large Company Series
Actual Fund Return	$1,000.00	$1,112.30	0.08%	$0.42
Hypothetical 5% Annual Return	$1,000.00	$1,024.67	0.08%	$0.41
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$1,100.10	0.12%	$0.63
Hypothetical 5% Annual Return	$1,000.00	$1,024.47	0.12%	$0.61

The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,094.30	0.13%	$0.68
Hypothetical 5% Annual Return	$1,000.00	$1,024.42	0.13%	$0.66
The U.S. Small Cap Value Series
Actual Fund Return	$1,000.00	$1,080.70	0.22%	$1.15
Hypothetical 5% Annual Return	$1,000.00	$1,023.97	0.22%	$1.12
The U.S. Small Cap Series
Actual Fund Return	$1,000.00	$1,075.00	0.05%	$0.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.82	0.05%	$0.25
The U.S. Micro Cap Series
Actual Fund Return	$1,000.00	$1,068.90	0.12%	$0.62
Hypothetical 5% Annual Return	$1,000.00	$1,024.47	0.12%	$0.61
The DFA International Value Series
Actual Fund Return	$1,000.00	$1,141.90	0.23%	$1.23
Hypothetical 5% Annual Return	$1,000.00	$1,023.92	0.23%	$1.17
The Japanese Small Company Series
Actual Fund Return	$1,000.00	$904.30	0.14%	$0.67
Hypothetical 5% Annual Return	$1,000.00	$1,024.37	0.14%	$0.71
The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,198.90	0.16%	$0.88
Hypothetical 5% Annual Return	$1,000.00	$1,024.27	0.16%	$0.81
The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$1,212.80	0.13%	$0.72
Hypothetical 5% Annual Return	$1,000.00	$1,024.42	0.13%	$0.66
The Continental Small Company Series
Actual Fund Return	$1,000.00	$1,144.60	0.14%	$0.75
Hypothetical 5% Annual Return	$1,000.00	$1,024.37	0.14%	$0.71
The Emerging Markets Series
Actual Fund Return	$1,000.00	$1,200.00	0.19%	$1.05
Hypothetical 5% Annual Return	$1,000.00	$1,024.12	0.19%	$0.96
The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$1,205.50	0.32%	$1.77
Hypothetical 5% Annual Return	$1,000.00	$1,023.46	0.32%	$1.62
The DFA One-Year Fixed Income Series
Actual Fund Return	$1,000.00	$1,026.10	0.07%	$0.36
Hypothetical 5% Annual Return	$1,000.00	$1,024.72	0.07%	$0.36
The DFA Two-Year Global Fixed Income Series
Actual Fund Return	$1,000.00	$1,026.10	0.08%	$0.41
Hypothetical 5% Annual Return	$1,000.00	$1,024.67	0.08%	$0.41

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual report to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	REITs	Telecommunication Services	Utilities	Other	Total
The U.S. Large Company Series	10.4%	9.2%	10.1%	20.6%	11.9%	10.9%	15.8%	3.0%	1.2%	3.4%	3.5%	0.0%	100.0%
The U.S. Large Cap Value Series	24.2%	5.0%	9.0%	31.5%	1.8%	12.8%	5.4%	4.0%	0.0%	6.2%	0.0%	0.1%	100.0%
The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)	19.2%	5.4%	7.6%	23.4%	4.4%	16.0%	14.4%	7.8%	0.2%	0.7%	0.9%	0.0%	100.0%
The U.S. Small Cap Value Series	21.1%	3.8%	6.0%	19.3%	4.5%	19.2%	15.0%	8.6%	0.8%	1.3%	0.4%	0.0%	100.0%
The U.S. Small Cap Series	17.2%	3.6%	5.7%	14.9%	14.4%	15.1%	19.8%	5.1%	0.2%	1.2%	2.8%	0.0%	100.0%
The U.S. Micro Cap Series	15.3%	3.5%	4.4%	15.8%	16.3%	15.5%	21.7%	4.2%	0.0%	1.4%	1.8%	0.1%	100.0%
The DFA International Value Series	15.8%	3.8%	2.3%	43.9%	0.7%	8.2%	2.2%	11.0%	0.2%	6.5%	4.5%	0.9%	100.0%
The Japanese Small Company Series	22.2%	9.9%	1.1%	9.3%	3.6%	28.5%	13.3%	11.0%	0.0%	0.2%	0.7%	0.2%	100.0%
The Asia Pacific Small Company Series	21.3%	4.9%	5.9%	14.7%	6.4%	20.2%	6.1%	16.2%	0.5%	1.1%	2.5%	0.2%	100.0%
The United Kingdom Small Company Series	19.3%	4.2%	7.0%	19.5%	2.7%	32.0%	10.0%	3.4%	0.0%	0.8%	1.1%	0.0%	100.0%
The Continental Small Company Series	16.3%	6.4%	3.4%	16.5%	8.5%	26.0%	10.6%	8.7%	0.4%	0.6%	2.2%	0.4%	100.0%
The Emerging Markets Series	6.5%	9.4%	4.4%	21.8%	2.9%	7.7%	12.6%	15.4%	0.0%	15.0%	4.1%	0.2%	100.0%
The Emerging Small Cap Series	18.0%	10.8%	1.4%	11.9%	4.0%	17.7%	9.2%	19.1%	0.1%	2.5%	2.5%	2.8%	100.0%

FIXED INCOME PORTFOLIOS

	Corporate	Government	Foreign Corporate	Foreign Government	Supranational	Total
The Enhanced U.S. Large Company Series	29.8%	5.6%	22.5%	34.0%	8.1%	100.0%
The DFA One-Year Fixed Income Series	38.8%	9.7%	35.4%	16.1%	0.0%	100.0%
The DFA Two-Year Global Fixed Income Series	17.3%	6.9%	26.0%	41.0%	8.8%	100.0%

THE U.S. LARGE COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.7%)
Consumer Discretionary — (8.7%)
* Comcast Corp. Class A	811,700	$32,841,382	0.7%
# Disney (Walt) Co.	810,700	26,793,635	0.5%
Home Depot, Inc.	800,500	30,394,985	0.6%
Time Warner, Inc.	1,577,400	31,768,836	0.6%
Other Securities		384,290,330	7.8%
Total Consumer Discretionary		506,089,168	10.2%
Consumer Staples — (7.7%)
Altria Group, Inc.	812,000	68,378,520	1.4%
# Coca-Cola Co.	790,400	37,014,432	0.7%
PepsiCo, Inc.	639,400	39,623,618	0.8%
Procter & Gamble Co.	1,231,500	77,325,885	1.6%
Wal-Mart Stores, Inc.	954,000	43,979,400	0.9%
Other Securities		181,967,255	3.6%
Total Consumer Staples		448,289,110	9.0%
Energy — (8.5%)
Chevron Corp.	852,500	61,652,800	1.2%
ConocoPhillips	639,100	43,011,430	0.9%
Exxon Mobil Corp.	2,305,800	177,108,498	3.6%
# Schlumberger, Ltd.	459,200	31,446,016	0.6%
Other Securities		180,595,535	3.7%
Total Energy		493,814,279	10.0%
Financials — (17.2%)
# American Express Co.	471,200	27,668,864	0.6%
American International Group, Inc.	1,007,900	70,875,528	1.4%
# Bank of America Corp.	1,755,400	94,528,290	1.9%
# Citigroup, Inc.	1,917,500	95,088,825	1.9%
# JPMorgan Chase & Co.	1,346,400	62,311,392	1.3%
# Merrill Lynch & Co., Inc.	343,800	30,058,434	0.6%
Morgan Stanley	415,800	31,667,328	0.6%
# The Goldman Sachs Group, Inc.	167,400	32,609,520	0.7%
# Wachovia Corp.	742,476	40,234,774	0.8%
# Wells Fargo & Co.	1,306,000	46,023,440	0.9%
Other Securities		472,510,466	9.6%
Total Financials		1,003,576,861	20.3%
Health Care — (10.0%)
Abbott Laboratories	592,600	27,650,716	0.6%
*# Amgen, Inc.	454,000	32,234,000	0.7%
# Johnson & Johnson	1,134,500	74,774,895	1.5%
Medtronic, Inc.	445,800	23,239,554	0.5%
Merck & Co., Inc.	844,000	37,566,440	0.8%
# Pfizer, Inc.	2,828,000	77,741,720	1.6%
UnitedHealth Group, Inc.	522,400	25,639,392	0.5%
Wyeth	521,900	25,197,332	0.5%
Other Securities		257,257,277	5.0%
Total Health Care		581,301,326	11.7%
Industrials — (9.1%)
# 3M Co.	292,100	23,794,466	0.5%
# Boeing Co.	308,300	27,293,799	0.5%
# General Electric Co.	4,004,000	141,261,120	2.8%

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Tyco International, Ltd.	781,400	$23,668,606	0.5%
United Parcel Service, Inc.	419,300	32,671,856	0.7%
United Technologies Corp.	392,300	25,315,119	0.5%
Other Securities		258,389,785	5.2%
Total Industrials		532,394,751	10.7%
Information Technology — (13.2%)
* Apple Computer, Inc.	329,900	30,245,232	0.6%
*# Cisco Sytems, Inc.	2,367,700	63,643,776	1.3%
*# Dell, Inc.	881,100	24,001,164	0.5%
*# Google, Inc.	82,600	40,054,392	0.8%
Hewlett-Packard Co.	1,062,300	41,918,358	0.8%
# Intel Corp.	2,237,100	47,762,085	1.0%
# International Business Machines Corp.	590,300	54,260,376	1.1%
# Microsoft Corp.	3,350,000	98,255,500	2.0%
*# Oracle Corp.	1,564,400	29,770,532	0.6%
# Qualcomm, Inc.	640,700	23,443,213	0.5%
Other Securities		314,044,355	6.3%
Total Information Technology		767,398,983	15.5%
Materials — (2.5%)
Total Materials		146,652,217	3.0%
Real Estate Investment Trusts — (1.0%)
Total Real Estate Investment Trusts		59,021,412	1.2%
Telecommunication Services — (2.9%)
# AT&T, Inc.	1,506,500	51,085,415	1.0%
# BellSouth Corp.	704,300	31,404,737	0.6%
# Verizon Communications, Inc.	1,124,300	39,283,042	0.8%
Other Securities		45,142,174	1.0%
Total Telecommunication Services		166,915,368	3.4%
Utilities — (2.9%)
Total Utilities		170,831,941	3.4%
TOTAL COMMON STOCKS		4,876,285,416	98.4%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.3%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $973,173,393 FHLMC, rates ranging from 4.500% to 6.000%, maturities ranging from 09/01/35 to 11/01/36 & FNMA, rates ranging from 5.215%(r) to 6.875%(r), maturities ranging from 02/01/35 to 12/01/44, valued at $812,761,464) to be repurchased at $789,204,971	$789,089	789,088,800	16.0%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $104,025,000 FHLB Bonds 4.000%, 04/25/07 & 5.125%, 11/28/08, valued at $103,879,087) to be repurchased at $99,826,549	99,812	99,811,854	2.0%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $77,790,000 FNMA 5.50%, 02/01/35, valued at $61,778,342) to be repurchased at $60,873,775	60,865	60,865,000	1.2%
TOTAL TEMPORARY CASH INVESTMENTS		949,765,654	19.2%
TOTAL INVESTMENTS — (100.0%) (Cost $4,216,671,925)		$5,826,051,070	117.6%

See accompanying Notes to Financial Statements.

THE ENHANCED U.S. LARGE COMPANY SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount^	Value†
	(000)
AUSTRIA — (2.6%)
BONDS — (2.6%)
Oesterreichische Kontrollbank AG (f) 2.000%, 11/26/07	2,000	$1,665,444
(f) 1.500%, 03/27/08	9,000	7,442,754
TOTAL — AUSTRIA		9,108,198
BELGIUM — (2.7%)
BONDS — (2.7%)
Belgium, Kingdom of 5.750%, 03/28/08	7,000	9,508,594
CANADA — (1.9%)
BONDS — (1.9%)
Canadian Government (e) 4.875%, 07/07/08	5,000	6,738,885
DENMARK — (2.6%)
BONDS — (2.6%)
Denmark, Kingdom of 7.000%, 11/15/07	50,000	9,145,059
FRANCE — (7.0%)
BONDS — (7.0%)
Caisse Nationale D'Autoroutes (f) 3.375%, 02/27/08	5,000	4,230,657
ERAP 3.375%, 04/25/08	4,000	5,275,165
French Treasury Note 3.500%, 01/12/08	7,500	9,911,633
Total Capital SA 3.500%, 01/28/08	3,750	4,946,018
TOTAL — FRANCE		24,363,473
GERMANY — (11.5%)
BONDS — (11.5%)
Bundesschatzanweisungen 2.750%, 12/14/07	5,500	7,215,431
Kreditanstalt Fuer Wiederaufbau 3.000%, 11/15/07	7,500	9,860,053
Landesbank Hessen-Thuringen Girozentrale (g) 5.125%, 12/07/07	2,200	4,316,639
Landeskreditbank Baden- Wuerttemberg Foerderbank 3.000%, 07/04/08	7,000	9,162,316
Landwirtschaftliche Rentenbank (j) 0.650%, 09/30/08	1,130,000	9,742,502
TOTAL — GERMANY		40,296,941
NETHERLANDS — (5.3%)
BONDS — (5.3%)
Bank Nederlandse Gemeenten (j) 0.800%, 09/22/08	800,000	6,917,735
Netherlands, Government of 2.500%, 01/15/08	1,000	1,307,552

	Face Amount^	Value†
	(000)
Rabobank Nederland NV 3.625%, 01/22/08	7,800	$10,323,738
TOTAL — NETHERLANDS		18,549,025
SPAIN — (0.4%)
BONDS — (0.4%)
Instituto de Credito Oficial 2.500%, 07/30/07	1,000	1,314,088
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (8.1%)
BONDS — (8.1%)
Eurofima (s) 5.625%, 02/05/08	20,000	2,984,410
European Investment Bank (e) 2.625%, 10/15/07	6,300	8,268,878
Inter-American Development Bank (f) 3.000%, 10/22/07	10,000	8,406,150
World Bank (International Bank for Reconstruction & Development) (j) 2.000%, 02/18/08	1,000,000	8,766,429
TOTAL — SUPRANATIONAL ORGANIZATION OBLIGATIONS		28,425,867
SWEDEN — (3.0%)
BONDS — (3.0%)
Swedish Government 6.500%, 05/05/08	68,000	10,338,502
UNITED KINGDOM — (7.2%)
BONDS — (7.2%)
Bank of England Euro Note (e) 2.500%, 01/28/08	7,000	9,145,240
HBOS Treasury Services P.L.C. (e) 3.750%, 01/23/08	7,000	9,258,357
MBNA Europe Funding P.L.C. (e) 3.000%, 02/07/08	5,000	6,559,529
TOTAL — UNITED KINGDOM		24,963,126
UNITED STATES — (47.2%)
AGENCY OBLIGATIONS — (5.6%)
Federal Home Loan Mortgage Corporation (e) 3.500%, 02/15/08	2,000	2,639,155
Federal National Mortgage Association Agency Discount 5.150%, 12/11/06	17,000	16,975,537
TOTAL AGENCY OBLIGATIONS		19,614,692
BONDS — (10.2%)
Citigroup, Inc. (e) 4.625%, 11/14/07	6,500	8,668,899
General Electric Capital Corp. (j) 0.550%, 10/14/08	1,000,000	8,585,227
Pfizer, Inc. (j) 0.800%, 03/18/08	1,100,000	9,499,218

THE ENHANCED U.S. LARGE COMPANY SERIES

CONTINUED

	Face Amount^	Value†
	(000)
Toyota Motor Credit Corp. (f) 2.000%, 11/13/07	2,000	$1,666,070
(j) 0.750%, 06/09/08	830,000	7,168,524
TOTAL BONDS		35,587,938
COMMERCIAL PAPER — (31.4%)
Barton Capital Corp. 5.300%, 12/01/06	9,000	9,000,000
BASF AG 5.230%, 01/16/07	5,000	4,966,401
Beta Finance Corp. 5.235%, 01/23/07	1,700	1,686,748
Ciesco L.P. 5.260%, 01/11/07	9,000	8,945,706
Dexia Delaware LLC 5.225%, 12/06/06	6,400	6,395,333
Govco, Inc. 5.300%, 12/01/06	5,000	5,000,000
HBOS Treasury Services P.L.C. 5.240%, 01/16/07	500	496,640
Ixis Commercial Paper 5.250%, 12/19/06	8,000	7,979,040
MetLife Funding, Inc. 5.220%, 12/05/06	5,900	5,896,558
5.240%, 01/17/07	3,200	3,178,037
New Center Asset Trust 5.250%, 12/05/06	9,000	8,994,690

	Face Amount^	Value†
	(000)
Paccar Financial Corp. 5.240%, 12/14/06	7,900	$7,885,043
Sheffield Receivables Corp. 5.300%, 12/01/06	9,000	9,000,000
Societe Generale North America 5.260%, 01/08/07	2,978	2,961,494
Swedish Housing Finance Corp. 5.240%, 02/06/07	7,000	6,931,735
UBS Finance Delaware, Inc. 5.235%, 12/04/06	9,000	8,996,062
US Central Credit Union 5.235%, 12/12/06	7,700	7,687,660
Windmill Funding Corp. 5.245%, 01/03/07	3,550	3,532,746
TOTAL COMMERCIAL PAPER		109,533,893
TOTAL — UNITED STATES		164,736,523
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,841,000 FHLMC 5.82%, 06/01/36, valued at $1,788,542) to be repurchased at $1,762,254	1,762	1,762,000
TOTAL INVESTMENTS — (100.0%) (Cost $339,250,125)		$349,250,281

See accompanying Notes to Financial Statements.

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.9%)
Consumer Discretionary — (20.3%)
CBS Corp. Class B	5,526,406	$164,410,578	1.9%
Clear Channel Communications, Inc.	1,942,666	68,304,137	0.8%
#* Comcast Corp. Class A	7,694,495	311,319,268	3.5%
Federated Department Stores, Inc.	1,514,630	63,750,777	0.7%
# Ford Motor Co.	9,707,400	78,921,162	0.9%
# General Motors Corp.	4,355,200	127,302,496	1.4%
#* IAC/InterActiveCorp	2,076,951	75,787,942	0.9%
* Liberty Media Holding Corp. Capital Class A	960,679	84,462,898	1.0%
* Liberty Media Holding Corp. Interactive Class A	4,021,713	91,534,188	1.0%
# Time Warner, Inc.	18,098,380	364,501,373	4.1%
# Tribune Co.	1,892,955	60,195,969	0.7%
#* Viacom, Inc. Class B	3,132,050	117,483,195	1.3%
Other Securities		525,648,272	5.9%
Total Consumer Discretionary		2,133,622,255	24.1%
Consumer Staples — (4.2%)
Archer-Daniels-Midland Co.	2,298,560	80,679,456	0.9%
# Coca-Cola Enterprises, Inc.	3,591,772	73,451,737	0.8%
# Kraft Foods, Inc.	3,003,000	105,255,150	1.2%
Other Securities		178,259,423	2.0%
Total Consumer Staples		437,645,766	4.9%
Energy — (7.6%)
Anadarko Petroleum Corp.	3,531,056	174,292,924	2.0%
Apache Corp.	2,120,890	148,313,838	1.7%
# Chesapeake Energy Corp.	2,570,038	87,458,393	1.0%
# Hess Corp.	1,777,596	89,359,751	1.0%
Marathon Oil Corp.	753,902	71,153,271	0.8%
Other Securities		221,329,250	2.4%
Total Energy		791,907,427	8.9%
Financials — (26.2%)
# Allstate Corp.	1,791,600	113,730,768	1.3%
AMBAC Financial Group, Inc.	707,295	60,572,744	0.7%
# Bear Stearns Companies, Inc.	373,770	56,992,450	0.6%
Cincinnati Financial Corp.	1,347,289	59,657,957	0.7%
CIT Group, Inc.	1,345,312	69,969,677	0.8%
#* CNA Financial Corp.	1,903,682	73,291,757	0.8%
Countrywide Financial Corp.	4,574,013	181,679,796	2.1%
Hartford Financial Services Group, Inc.	1,173,900	100,673,664	1.1%
# JPMorgan Chase & Co.	2,244,400	103,870,832	1.2%
Lincoln National Corp.	839,526	53,385,458	0.6%
Loews Corp.	3,810,402	152,111,248	1.7%
# MBIA, Inc.	1,035,550	72,126,057	0.8%
# MetLife, Inc.	5,456,798	320,477,747	3.6%
North Fork Bancorporation, Inc.	2,564,611	71,988,631	0.8%
# Principal Financial Group, Inc.	1,210,200	69,889,050	0.8%
Prudential Financial, Inc.	1,887,800	153,817,944	1.7%
# The St. Paul Travelers Companies, Inc.	5,237,509	271,355,341	3.1%
Other Securities		762,751,838	8.6%
Total Financials		2,748,342,959	31.0%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Health Care — (1.5%)
Total Health Care		$156,527,135	1.8%
Industrials — (10.8%)
Burlington Northern Santa Fe Corp.	2,217,073	166,635,207	1.9%
# CSX Corp.	3,357,304	120,392,921	1.3%
Norfolk Southern Corp.	3,179,102	156,570,773	1.8%
# Northrop Grumman Corp.	2,629,984	176,024,829	2.0%
Raytheon Co.	1,311,300	66,928,752	0.7%
Southwest Airlines Co.	5,171,620	81,246,150	0.9%
# Union Pacific Corp.	2,098,000	189,910,960	2.1%
Other Securities		171,615,550	2.0%
Total Industrials		1,129,325,142	12.7%
Information Technology — (4.5%)
* Computer Sciences Corp.	1,404,843	73,332,805	0.8%
Electronic Data Systems Corp.	2,006,400	54,453,696	0.6%
* Micron Technology, Inc.	3,962,557	57,853,332	0.7%
Other Securities		289,227,039	3.3%
Total Information Technology		474,866,872	5.4%
Materials — (3.4%)
Weyerhaeuser Co.	1,877,300	121,423,764	1.4%
Other Securities		230,986,061	2.6%
Total Materials		352,409,825	4.0%
Real Estate Investment Trusts — (0.2%)
Total Real Estate Investment Trusts		24,979,870	0.3%
Telecommunication Services — (5.2%)
# AT&T, Inc.	8,333,818	282,599,768	3.2%
Verizon Communications, Inc.	4,855,300	169,644,182	1.9%
Other Securities		96,677,061	1.1%
Total Telecommunication Services		548,921,011	6.2%
TOTAL COMMON STOCKS		8,798,548,262	99.3%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.1%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $1,663,953,471 FHLMC, rates ranging from 4.231%(r) to 6.000%, maturities ranging from 07/01/21 to 12/01/36 & FNMA 5.142%(r), 10/01/34, valued at $1,547,007,450) to be repurchased at $1,502,170,100	$1,501,949	1,501,948,980	16.9%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $127,980,000 FHLB Bonds 4.025%, 03/17/09 & 5.750%, 07/21/25, valued at $126,895,455) to be repurchased at $121,596,850	121,579	121,578,951	1.4%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $68,362,000 FNMA 5.50%, 05/01/36, valued at $64,979,352) to be repurchased at $64,028,229	64,019	64,019,000	0.7%
TOTAL TEMPORARY CASH INVESTMENTS		1,687,546,931	19.0%
TOTAL INVESTMENTS — (100.0%) (Cost $8,614,396,073)		$10,486,095,193	118.3%

See accompanying Notes to Financial Statements.

THE U.S. TARGETED VALUE SERIES
(formerly, The U.S. Small XM Value Series)

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (88.4%)
Consumer Discretionary — (17.0%)
Borders Group, Inc.	54,200	$1,241,180	0.6%
# Dillards, Inc. Class A	45,014	1,601,148	0.7%
Lear Corp.	33,700	1,043,015	0.5%
MDC Holdings, Inc.	18,000	1,028,340	0.5%
Saks, Inc.	65,000	1,333,800	0.6%
Service Corp. International	143,900	1,420,293	0.7%
United Auto Group, Inc.	54,000	1,267,380	0.6%
Other Securities		31,734,762	14.7%
Total Consumer Discretionary		40,669,918	18.9%
Consumer Staples — (4.8%)
Corn Products International, Inc.	36,880	1,339,482	0.6%
Del Monte Foods Co.	99,800	1,126,742	0.5%
J. M. Smucker Co.	28,700	1,379,896	0.6%
Other Securities		7,545,658	3.6%
Total Consumer Staples		11,391,778	5.3%
Energy — (6.7%)
* Forest Oil Corp.	42,400	1,506,896	0.7%
Overseas Shipholding Group, Inc.	19,800	1,139,688	0.5%
Pogo Producing Co.	22,100	1,169,532	0.6%
# Tidewater, Inc.	26,600	1,471,778	0.7%
Other Securities		10,740,483	4.9%
Total Energy		16,028,377	7.4%
Financials — (20.7%)
* Allegheny Corp.	3,175	1,087,755	0.5%
American National Insurance Co.	10,400	1,187,368	0.6%
Commerce Group, Inc.	33,900	1,034,289	0.5%
Hanover Insurance Group, Inc.	24,800	1,175,024	0.5%
# IndyMac Bancorp, Inc.	32,100	1,474,995	0.7%
# Odyssey Re Holdings Corp.	40,320	1,422,086	0.7%
Ohio Casualty Corp.	36,889	1,077,528	0.5%
Reinsurance Group of America, Inc.	19,900	1,097,883	0.5%
Selective Insurance Group, Inc.	19,400	1,077,088	0.5%
Sky Financial Group, Inc.	49,642	1,228,639	0.6%
StanCorp Financial Group, Inc.	26,000	1,180,660	0.6%
Webster Financial Corp.	28,400	1,356,668	0.6%
Wesco Financial Corp.	2,775	1,332,000	0.6%
Other Securities		33,767,445	15.6%
Total Financials		49,499,428	23.0%
Health Care — (3.9%)
Bausch & Lomb, Inc.	26,800	1,297,656	0.6%
# Cooper Companies, Inc.	22,300	1,203,531	0.6%
PerkinElmer, Inc.	62,800	1,360,876	0.6%
* Watson Pharmaceuticals, Inc.	51,100	1,311,737	0.6%
Other Securities		4,248,082	2.0%
Total Health Care		9,421,882	4.4%
Industrials — (14.1%)
*# AGCO Corp.	36,200	1,130,526	0.5%
Alexander & Baldwin, Inc.	29,156	1,287,237	0.6%
# GATX Corp.	30,800	1,422,344	0.7%

THE U.S. TARGETED VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
IKON Office Solutions, Inc.	66,600	$1,076,922	0.5%
* Kansas City Southern	47,400	1,282,170	0.6%
Kennametal, Inc.	19,300	1,178,844	0.5%
Laidlaw International, Inc.	41,100	1,193,955	0.6%
* Shaw Group, Inc.	45,700	1,365,973	0.6%
* Swift Transportation Co., Inc.	36,600	1,038,342	0.5%
Timken Co.	46,500	1,382,910	0.6%
* URS Corp.	26,000	1,148,160	0.5%
* YRC Worldwide, Inc.	34,517	1,337,534	0.6%
Other Securities		18,909,851	8.8%
Total Industrials		33,754,768	15.6%
Information Technology — (12.7%)
* 3Com Corp.	251,161	1,052,365	0.5%
* Tech Data Corp.	27,400	1,145,868	0.5%
* Vishay Intertechnology, Inc.	84,700	1,109,570	0.5%
Other Securities		27,073,030	12.6%
Total Information Technology		30,380,833	14.1%
Materials — (6.9%)
Chemtura Corp.	112,738	1,091,304	0.5%
# Cytec Industries, Inc.	22,600	1,205,258	0.6%
Lubrizol Corp.	36,100	1,708,974	0.8%
# Westlake Chemical Corp.	32,600	1,067,650	0.5%
Other Securities		11,488,998	5.3%
Total Materials		16,562,184	7.7%
Real Estate Investment Trusts — (0.2%)
Total Real Estate Investment Trusts		432,659	0.2%
Telecommunication Services — (0.6%)
Total Telecommunication Services		1,458,648	0.7%
Utilities — (0.8%)
Total Utilities		1,936,971	0.9%
TOTAL COMMON STOCKS		211,537,446	98.2%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (11.6%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $19,713,592 FHLMC 5.000%, 12/01/06 09/01/35 & FNMA 4.916%(r), 05/01/35 & 6.752%(r), 10/01/36, valued at $18,553,973) to be repurchased at $18,016,218	$18,014	18,013,566	8.4%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $2,210,000 FHLB Bonds 4.000%, 04/25/07, valued at $2,207,544) to be repurchased at $2,132,835	2,133	2,132,521	1.0%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $8,137,000 FNMA 5.50%, 05/01/36, valued at $7,734,370) to be repurchased at $7,621,099	7,620	7,620,000	3.5%
TOTAL TEMPORARY CASH INVESTMENTS		27,766,087	12.9%
TOTAL INVESTMENTS — (100.0%) (Cost $216,304,844)		$239,303,533	111.1%

See accompanying Notes to Financial Statements.

THE U.S. SMALL CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (89.2%)
Consumer Discretionary — (18.9%)
American Greetings Corp. Class A	1,875,200	$44,648,512	0.5%
*# Big Lots, Inc.	2,468,510	55,072,458	0.6%
Bob Evans Farms, Inc.	1,221,132	41,481,854	0.4%
*# Charming Shoppes, Inc.	3,127,461	42,314,547	0.5%
* Gaylord Entertainment Co.	1,121,885	54,860,176	0.6%
# Group 1 Automotive, Inc.	787,100	40,134,229	0.4%
* Payless ShoeSource, Inc.	1,251,600	39,037,404	0.4%
* Scholastic Corp.	1,287,393	42,895,935	0.5%
United Auto Group, Inc.	2,649,500	62,183,765	0.7%
* Warnaco Group, Inc.	1,502,574	38,946,718	0.4%
Other Securities		1,518,798,687	16.0%
Total Consumer Discretionary		1,980,374,285	21.0%
Consumer Staples — (3.3%)
* Hain Celestial Group, Inc.	1,363,050	40,946,022	0.4%
Universal Corp.	849,711	39,571,041	0.4%
Other Securities		271,897,270	2.9%
Total Consumer Staples		352,414,333	3.7%
Energy — (5.3%)
*# Hanover Compressor Co.	3,444,124	68,021,449	0.7%
* SEACOR Holdings, Inc.	630,733	59,396,127	0.6%
* Stone Energy Corp.	1,011,411	39,465,257	0.4%
* Swift Energy Corp.	844,805	43,177,984	0.5%
* Universal Compression Holdings, Inc.	1,121,884	70,622,598	0.8%
USEC, Inc.	3,116,702	38,834,107	0.4%
Other Securities		237,833,186	2.5%
Total Energy		557,350,708	5.9%
Financials — (17.2%)
* Argonaut Group, Inc.	1,125,690	38,138,377	0.4%
Delphi Financial Group, Inc. Class A	1,402,594	56,805,057	0.6%
# LandAmerica Financial Group, Inc.	632,212	38,634,475	0.4%
MAF Bancorp, Inc.	1,049,400	46,163,106	0.5%
Ohio Casualty Corp.	1,901,751	55,550,147	0.6%
Provident Financial Services, Inc.	2,082,760	37,885,404	0.4%
Selective Insurance Group, Inc.	950,202	52,755,215	0.6%
Susquehanna Bancshares, Inc.	1,635,053	45,225,566	0.5%
The Phoenix Companies, Inc.	3,130,300	50,554,345	0.5%
UMB Financial Corp.	1,311,662	48,242,928	0.5%
Other Securities		1,332,804,175	14.0%
Total Financials		1,802,758,795	19.0%
Health Care — (4.0%)
Total Health Care		426,041,671	4.5%
Industrials — (17.1%)
*# Alaska Air Group, Inc.	1,230,400	50,606,352	0.5%
Applied Industrial Technologies, Inc.	1,570,050	44,683,623	0.5%
# Belden CDT, Inc.	1,455,327	57,936,568	0.6%
*# Continental Airlines, Inc.	1,886,439	76,664,881	0.8%
*# Dollar Thrifty Automotive Group, Inc.	910,300	38,751,471	0.4%
* Esterline Technologies Corp.	1,004,093	39,099,381	0.4%
* Flowserve Corp.	1,066,528	57,421,868	0.6%
IKON Office Solutions, Inc.	2,699,000	43,642,830	0.5%
*# Kansas City Southern	2,009,200	54,348,860	0.6%
* PHH Corp.	1,635,510	47,069,978	0.5%

THE U.S. SMALL CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
*# Quanta Services, Inc.	3,681,126	$67,475,040	0.7%
# Regal-Beloit Corp.	1,132,683	57,914,082	0.6%
*# Shaw Group, Inc.	1,801,898	53,858,731	0.6%
Trinity Industries, Inc.	1,883,225	71,185,905	0.8%
* United Rentals, Inc.	1,746,301	43,762,303	0.5%
# Werner Enterprises, Inc.	2,384,747	44,475,532	0.5%
Other Securities		950,817,711	10.0%
Total Industrials		1,799,715,116	19.1%
Information Technology — (13.4%)
Imation Corp.	923,100	42,748,761	0.5%
* MPS Group, Inc.	3,608,200	54,086,918	0.6%
Other Securities		1,306,146,360	13.8%
Total Information Technology		1,402,982,039	14.9%
Materials — (7.7%)
Chaparral Steel Co.	1,165,624	54,201,516	0.6%
Reliance Steel & Aluminum Co.	1,569,096	60,394,505	0.6%
# Steel Dynamics, Inc.	1,332,714	43,339,859	0.5%
Other Securities		646,020,673	6.8%
Total Materials		803,956,553	8.5%
Other — (0.0%)
Total Other		35,102	0.0%
Real Estate Investment Trusts — (0.7%)
Longview Fibre Co.	2,203,282	45,872,331	0.5%
Other Securities		28,053,118	0.3%
Total Real Estate Investment Trusts		73,925,449	0.8%
Telecommunication Services — (1.2%)
Total Telecommunication Services		122,001,996	1.3%
Utilities — (0.4%)
Total Utilities		40,690,622	0.4%
TOTAL COMMON STOCKS		9,362,246,669	99.1%
RIGHTS/WARRANTS — (0.0%)
Other Securites		10,960	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (10.8%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $1,477,941,279 FHLMC, rates ranging from 4.000% to 7.000%, maturities ranging from 06/01/18 to 11/01/36; FNMA, 6.140%(r), 09/01/34 & 4.789%(r), 09/01/35; & GNMA 3.750%, 04/20/34, valued at $953,055,666) to be repurchased at $925,432,987	$925,297	925,296,763	9.8%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $114,165,000 FHLB Bonds 5.125%, 11/28/08 & 5.750%, 07/21/25, valued at $113,801,225) to be repurchased at $108,844,460	108,828	108,828,438	1.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $101,723,000 FNMA 5.50%, 05/01/36, valued at $96,689,603) to be repurchased at $95,273,733	95,260	95,260,000	1.0%
TOTAL TEMPORARY CASH INVESTMENTS		1,129,385,201	12.0%
TOTAL INVESTMENTS — (100.0%) (Cost $8,526,216,725)		$10,491,642,830	111.1%

See accompanying Notes to Financial Statements.

THE U.S. SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (84.4%)
Consumer Discretionary — (14.5%)
*# Aeropostale, Inc.	169,050	$5,112,072	0.2%
Ameristar Casinos, Inc.	174,772	5,320,060	0.2%
* Aztar Corp.	99,500	5,366,035	0.2%
*# Big Lots, Inc.	282,000	6,291,420	0.2%
* DeVry, Inc.	205,100	5,377,722	0.2%
Domino's Pizza, Inc.	186,500	5,121,290	0.2%
* Jack in the Box, Inc.	102,500	6,302,725	0.2%
*# Netflix, Inc.	172,482	5,067,521	0.1%
* Payless ShoeSource, Inc.	190,800	5,951,052	0.2%
*# Quiksilver, Inc.	354,800	5,162,340	0.2%
* Tempur-Pedic International, Inc.	253,600	5,345,888	0.2%
* Vail Resorts, Inc.	120,800	5,317,616	0.2%
Wolverine World Wide, Inc.	177,600	5,161,056	0.2%
Other Securities		546,913,482	14.6%
Total Consumer Discretionary		617,810,279	17.1%
Consumer Staples — (3.0%)
Total Consumer Staples		129,034,558	3.6%
Energy — (4.8%)
*# Delta Petroleum Corp.	169,915	5,134,831	0.2%
* Dril-Quip, Inc.	121,200	5,130,396	0.1%
* Lone Star Technologies, Inc.	95,800	5,025,668	0.1%
* Petrohawk Energy Corp.	477,256	6,190,010	0.2%
RPC, Inc.	226,400	5,094,000	0.1%
* Universal Compression Holdings, Inc.	83,949	5,284,590	0.2%
* Whiting Petroleum Corp.	110,860	5,321,280	0.2%
Other Securities		166,138,701	4.5%
Total Energy		203,319,476	5.6%
Financials — (12.6%)
Alfa Corp.	256,968	4,980,040	0.1%
Hancock Holding Co.	94,429	5,072,726	0.2%
* Knight Capital Group, Inc.	290,423	5,114,349	0.2%
* Trammell Crow Co.	108,200	5,334,260	0.1%
Other Securities		515,599,092	14.2%
Total Financials		536,100,467	14.8%
Health Care — (12.1%)
* AMERIGROUP Corp.	153,200	5,237,908	0.2%
Arrow International, Inc.	143,548	5,015,567	0.2%
* Immucor, Inc.	209,727	5,641,656	0.2%
*# New River Pharmaceuticals, Inc.	106,258	5,215,143	0.2%
* Psychiatric Solutions, Inc.	153,466	5,584,628	0.2%
Other Securities		490,017,280	13.3%
Total Health Care		516,712,182	14.3%
Industrials — (12.8%)
* Alaska Air Group, Inc.	123,600	5,083,668	0.2%
Belden CDT, Inc.	129,239	5,145,005	0.2%
Clarcor, Inc.	155,900	5,146,259	0.2%
* EMCOR Group, Inc.	91,200	5,441,904	0.2%
IKON Office Solutions, Inc.	357,960	5,788,213	0.2%
Nordson Corp.	104,375	5,040,269	0.2%
Wabtec Corp.	159,100	5,226,435	0.2%
Watson Wyatt & Co. Holdings	122,700	5,693,280	0.2%
Other Securities		504,721,530	13.5%
Total Industrials		547,286,563	15.1%

THE U.S. SMALL CAP SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (16.7%)
*# Amkor Technology, Inc.	530,969	$5,426,503	0.2%
* Emulex Corp.	247,000	5,154,890	0.2%
*# Equinix, Inc.	82,720	6,313,190	0.2%
*# Interdigital Communications Corp.	159,600	5,099,220	0.2%
* Micros Systems, Inc.	112,757	5,741,586	0.2%
* RealNetworks, Inc.	468,719	5,390,269	0.2%
* Tessera Technologies, Inc.	139,645	5,288,356	0.2%
*# THQ, Inc.	172,351	5,610,025	0.2%
Other Securities		669,772,767	18.1%
Total Information Technology		713,796,806	19.7%
Materials — (4.3%)
* AK Steel Holding Corp.	318,400	5,250,416	0.2%
Chaparral Steel Co.	130,097	6,049,511	0.2%
* Oregon Steel Mills, Inc.	99,800	6,281,412	0.2%
*# RTI International Metals, Inc.	68,300	5,166,895	0.1%
Silgan Holdings, Inc.	115,926	5,001,048	0.1%
Other Securities		154,255,576	4.2%
Total Materials		182,004,858	5.0%
Other — (0.0%)
Total Other		5,396	0.0%
Real Estate Investment Trusts — (0.2%)
Total Real Estate Investment Trusts		6,749,229	0.2%
Telecommunication Services — (1.1%)
Total Telecommunication Services		45,112,651	1.3%
Utilities — (2.3%)
Total Utilities		99,241,855	2.7%
TOTAL COMMON STOCKS		3,597,174,320	99.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		605	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (15.6%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $776,399,192 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 04/01/19 to 11/01/36 & FNMA, rates ranging from 4.765%(r) to 5.071%(r), maturities ranging from 01/01/35 to 07/01/35, valued at $602,037,947) to be repurchased at $584,588,913	$584,503	584,502,861	16.2%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $69,400,000 FHLB Bonds 4.025%, 03/17/09 & 4.160%, 02/01/10, valued at $68,268,190) to be repurchased at $65,957,273	65,948	65,947,564	1.8%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $17,067,000 FNMA 4.374%, 10/01/35, valued at $16,487,066) to be repurchased at $16,245,342	16,243	16,243,000	0.4%
TOTAL TEMPORARY CASH INVESTMENTS		666,693,425	18.4%
TOTAL INVESTMENTS — (100.0%) (Cost $3,684,076,591)		$4,263,868,350	117.8%

See accompanying Notes to Financial Statements.

THE U.S. MICRO CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.4%)
Consumer Discretionary — (13.3%)
* Bally Technologies, Inc.	379,700	$7,461,105	0.2%
Buckle, Inc.	176,400	8,289,036	0.2%
* Coinstar, Inc.	248,062	8,096,744	0.2%
* RC2 Corp.	188,180	8,067,277	0.2%
* Retail Ventures, Inc.	414,056	7,879,486	0.2%
Stage Stores, Inc.	226,516	7,484,089	0.2%
Other Securities		682,260,019	13.9%
Total Consumer Discretionary		729,537,756	15.1%
Consumer Staples — (3.1%)
*# Chattem, Inc.	171,817	8,374,361	0.2%
*# Playtex Products, Inc.	558,300	8,296,338	0.2%
* USANA Health Services, Inc.	157,670	7,628,075	0.2%
Other Securities		145,139,096	2.9%
Total Consumer Staples		169,437,870	3.5%
Energy — (3.8%)
* Carrizo Oil & Gas, Inc.	235,781	7,851,507	0.2%
*# Goodrich Petroleum Corp.	227,200	9,987,712	0.2%
* Gulfmark Offshore, Inc.	187,800	7,562,706	0.2%
*# Input/Output, Inc.	709,500	7,698,075	0.2%
Other Securities		177,079,390	3.6%
Total Energy		210,179,390	4.4%
Financials — (13.8%)
BancFirst Corp.	143,009	7,618,089	0.2%
Mid-State Bancshares	200,587	7,295,349	0.2%
PFF Bancorp, Inc.	241,200	7,959,600	0.2%
Sterling Bancshares, Inc.	394,957	7,275,108	0.2%
* Tejon Ranch Co.	149,900	7,610,423	0.2%
*# World Acceptance Corp.	177,000	8,034,030	0.2%
Other Securities		711,813,044	14.5%
Total Financials		757,605,643	15.7%
Health Care — (14.3%)
*# Align Technology, Inc.	566,519	7,438,394	0.2%
* AMN Healthcare Services, Inc.	292,400	8,114,100	0.2%
* DJO, Inc.	186,300	7,921,476	0.2%
* Inventiv Health, Inc.	243,217	7,371,907	0.2%
*# Palomar Medical Technologies, Inc.	160,571	8,020,521	0.2%
* Regeneron Pharmaceuticals, Inc.	342,632	7,370,014	0.2%
*# Sciele Pharma, Inc.	344,976	7,799,907	0.2%
*# Sirna Therapeutics, Inc.	641,460	8,262,005	0.2%
Other Securities		717,904,338	14.6%
Total Health Care		780,202,662	16.2%
Industrials — (13.6%)
* Clean Harbors, Inc.	173,615	7,418,569	0.2%
* Infrasource Services, Inc.	364,000	7,866,040	0.2%
* Jacuzzi Brands, Inc.	691,050	8,658,857	0.2%
* Middleby Corp.	97,100	9,855,650	0.2%
* Perini Corp.	230,300	7,489,356	0.2%
Raven Industries, Inc.	349,469	9,753,680	0.2%
Viad Corp.	194,500	7,645,795	0.2%
Other Securities		684,418,949	14.0%
Total Industrials		743,106,896	15.4%
Information Technology — (18.9%)
*# Comtech Telecommunications Corp.	205,411	7,296,199	0.2%

THE U.S. MICRO CAP SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
* Covansys Corp.	333,547	$7,598,201	0.2%
* FEI Co.	308,732	7,505,275	0.2%
* NETGEAR, Inc.	304,037	7,904,962	0.2%
* Newport Corp.	367,142	7,977,996	0.2%
* Opsware, Inc.	901,628	7,898,261	0.2%
* Rofin-Sinar Technologies, Inc.	132,600	7,706,712	0.2%
United Online, Inc.	577,653	7,757,880	0.2%
Other Securities		974,912,439	19.9%
Total Information Technology		1,036,557,925	21.5%
Materials — (3.7%)
# AMCOL International Corp.	272,800	7,572,928	0.2%
* Hecla Mining Co.	1,087,200	7,577,784	0.2%
Metal Management, Inc.	239,797	8,788,560	0.2%
Spartech Corp.	288,700	8,637,904	0.2%
* Terra Industries, Inc.	853,100	8,829,585	0.2%
Other Securities		163,186,543	3.2%
Total Materials		204,593,304	4.2%
Other — (0.0%)
Total Other		15,491	0.0%
Telecommunication Services — (1.3%)
Commonwealth Telephone Enterprises, Inc.	194,848	8,119,316	0.2%
Other Securities		61,026,791	1.2%
Total Telecommunication Services		69,146,107	1.4%
Utilities — (1.6%)
CH Energy Group, Inc.	138,700	7,435,707	0.2%
UIL Holdings Corp.	203,701	8,753,032	0.2%
Other Securities		69,647,108	1.4%
Total Utilities		85,835,847	1.8%
TOTAL COMMON STOCKS		4,786,218,891	99.2%
RIGHTS/WARRANTS — (0.0%)
Other Securities		2,526	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (12.6%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $905,026,777 FHLMC, rates ranging from 4.441%(r) to 6.000%, maturities ranging from 01/01/21 to 11/01/36 & FNMA, rates ranging from 4.000% to 9.500%, maturities ranging from 12/01/06 to 12/01/36, valued at $606,808,598) to be repurchased at $589,221,295	$589,135	589,134,561	12.2%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $73,090,000 FHLB Bonds, rates ranging from 2.450% to 5.750%, maturities ranging from 03/23/07 to 06/30/25, valued at $72,999,226) to be repurchased at $69,439,579	69,429	69,429,357	1.4%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $30,812,000 FHLMC 5.50%, 09/01/36, valued at $30,237,130) to be repurchased at $29,794,295	29,790	29,790,000	0.6%
TOTAL TEMPORARY CASH INVESTMENTS		688,353,918	14.2%
TOTAL INVESTMENTS — (100.0%) (Cost $4,555,126,369)		$5,474,575,335	113.4%

See accompanying Notes to Financial Statements.

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (3.6%)
COMMON STOCKS — (3.6%)
Commonwealth Bank of Australia	1,376,896	$51,439,371	0.7%
National Australia Bank, Ltd.	2,552,152	78,671,130	1.1%
Other Securities		163,278,296	2.1%
TOTAL COMMON STOCKS		293,388,797	3.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		6,124	0.0%
TOTAL — AUSTRALIA		293,394,921	3.9%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		39,116,030	0.5%
BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		78,404,875	1.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		161	0.0%
TOTAL — BELGIUM		78,405,036	1.1%
CANADA — (3.6%)
COMMON STOCKS — (3.6%)
# Alcan, Inc.	787,380	37,781,554	0.5%
# Barrick Gold Corp.	1,433,520	44,974,407	0.6%
# Sun Life Financial, Inc.	1,218,300	52,036,841	0.7%
Other Securities		165,615,311	2.2%
TOTAL — CANADA		300,408,113	4.0%
DENMARK — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		92,487,214	1.2%
FINLAND — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		88,587,076	1.2%
FRANCE — (10.7%)
COMMON STOCKS — (10.7%)
AXA SA	2,905,543	110,389,313	1.5%
BNP Paribas SA	1,631,174	176,219,447	2.4%
Compagnie de Saint-Gobain	598,264	47,895,198	0.6%
Credit Agricole SA	956,277	40,606,343	0.5%
LaFarge SA	270,758	39,455,578	0.5%
Renault SA	379,599	45,641,625	0.6%
Societe Generale Paris	293,528	49,331,436	0.7%
Vivendi SA	2,554,386	98,517,255	1.3%
Other Securities		271,036,976	3.7%
TOTAL — FRANCE		879,093,171	11.8%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (10.2%)
COMMON STOCKS — (10.2%)
Allianz SE	447,580	$87,259,374	1.2%
* Allianz SE ADR	2,002,140	39,141,837	0.5%
Commerzbank AG	1,007,513	36,409,347	0.5%
DaimlerChrysler AG	1,734,297	101,115,749	1.4%
Deutsche Bank AG	801,377	103,647,729	1.4%
Deutsche Telekom AG ADR	2,445,250	43,525,450	0.6%
E.ON AG	667,235	85,855,547	1.2%
E.ON AG ADR	901,000	38,652,900	0.5%
# Munchener Rueckversicherungs-Gesellschaft AG	368,461	60,232,174	0.8%
# Volkswagen AG	499,652	54,582,008	0.7%
Other Securities		194,389,741	2.5%
TOTAL — GERMANY		844,811,856	11.3%
GREECE — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		38,472,486	0.5%
HONG KONG — (2.3%)
COMMON STOCKS — (2.3%)
Hutchison Whampoa, Ltd.	4,078,000	38,287,917	0.5%
Other Securities		152,572,721	2.1%
TOTAL — HONG KONG		190,860,638	2.6%
IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
CRH P.L.C.	1,243,314	47,017,109	0.6%
Other Securities		63,120,873	0.9%
TOTAL — IRELAND		110,137,982	1.5%
ITALY — (3.1%)
COMMON STOCKS — (3.1%)
Unicredito Italiano SpA	5,702,257	49,281,402	0.7%
Other Securities		205,510,948	2.7%
TOTAL — ITALY		254,792,350	3.4%
JAPAN — (11.2%)
COMMON STOCKS — (11.2%)
FUJIFILM Holdings Corp.	910,000	36,162,603	0.5%
Matsushita Electric Industrial Co., Ltd.	3,676,135	71,334,870	1.0%
Millea Holdings, Inc.	1,295,899	46,400,715	0.6%
# Sony Corp.	971,100	38,113,136	0.5%
Other Securities		735,727,505	9.8%
TOTAL — JAPAN		927,738,829	12.4%
NETHERLANDS — (5.4%)
COMMON STOCKS — (5.4%)
# ABN AMRO Holding NV	1,785,798	53,825,317	0.7%
Aegon NV	3,298,073	59,933,658	0.8%
ING Groep NV	3,203,383	136,920,666	1.8%
# Koninklijke Philips Electronics NV	2,253,619	84,050,415	1.1%
Other Securities		110,854,063	1.6%
TOTAL — NETHERLANDS		445,584,119	6.0%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		$9,008,140	0.1%
NORWAY — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		86,430,418	1.2%
PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		28,101,673	0.4%
SINGAPORE — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		48,574,290	0.7%
SPAIN — (4.6%)
COMMON STOCKS — (4.6%)
# Banco Santander Central Hispano SA	7,223,177	131,648,185	1.8%
Endesa SA	1,557,828	72,705,147	1.0%
# Repsol YPF SA	1,547,213	55,693,549	0.8%
Other Securities		116,546,010	1.5%
TOTAL — SPAIN		376,592,891	5.1%
SWEDEN — (2.5%)
COMMON STOCKS — (2.5%)
Nordea Bank AB	3,278,100	46,342,232	0.6%
Other Securities		161,406,317	2.2%
TOTAL — SWEDEN		207,748,549	2.8%
SWITZERLAND — (5.1%)
COMMON STOCKS — (5.1%)
Compagnie Financiere Richemont AG Series A	1,251,000	67,608,859	0.9%
Credit Suisse Group	1,756,088	116,464,214	1.6%
Zurich Financial SVCS AG	176,035	45,874,768	0.6%
Other Securities		187,713,185	2.5%
TOTAL — SWITZERLAND		417,661,026	5.6%
UNITED KINGDOM — (20.1%)
COMMON STOCKS — (20.1%)
Anglo American P.L.C.	2,904,256	135,551,307	1.8%
Aviva P.L.C.	5,194,614	80,573,641	1.1%
Barclays P.L.C. ADR	1,089,800	58,914,588	0.8%
HBOS P.L.C.	8,202,642	167,978,219	2.3%
HSBC Holdings P.L.C. ADR	393,100	36,558,300	0.5%
Royal Bank of Scotland Group P.L.C.	6,756,549	245,176,898	3.3%
Vodafone Group P.L.C.	61,674,811	163,506,716	2.2%
Vodafone Group P.L.C. Sponsored ADR	2,927,737	77,175,147	1.0%
Xstrata P.L.C.	827,417	37,215,351	0.5%
Other Securities		656,038,105	8.7%
TOTAL — UNITED KINGDOM		1,658,688,272	22.2%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (10.1%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $65,384,010 FHLMC 6.000%, 02/15/31 & 06/15/32 & FNMA 6.000%, 11/01/16 & 5.500%, 10/01/36, valued at $66,811,832) to be repurchased at $65,511,315	$65,502	$65,501,654	0.9%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $461,355,145 FHLB Bonds, rates ranging from 4.750%(v) to 8.3075%(v), maturities ranging from 09/09/11 to 07/28/15; FHLMC, rates ranging from 4.000% to 7.500%, maturities ranging from 04/01/15 to 11/01/36; FNMA, rates ranging from 4.327%(r) to 7.212%(r), maturities ranging from 08/01/11 to 12/01/34; & GNMA, rates ranging from 5.000% to 7.500%, maturities ranging from 09/15/17 to 11/15/36, valued at $146,304,988) to be repurchased at $143,455,273	143,434	143,434,116	1.9%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $185,253,375 FNMA, rates ranging from 4.500% to 5.000%, maturities ranging from 01/01/19 to 04/01/24, valued at $128,204,454) to be repurchased at $125,707,444	125,689	125,688,905	1.7%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $38,661,580 FNMA 6.000%, 02/01/36 & 6.500%, 09/01/36, valued at $37,543,883) to be repurchased at $36,809,886	36,804	36,804,447	0.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $23,028,000 FHLMC 5.82%, 06/01/36, valued at $22,371,829) to be repurchased at $22,044,178	22,041	22,041,000	0.3%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $726,413,443 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 03/01/07 to 07/01/36 & FNMA, rates ranging from 4.500% to 9.000%, maturities ranging from 12/01/09 to 11/01/46, valued at $446,762,032) to be repurchased at $438,064,605	438,000	438,000,000	5.8%
TOTAL TEMPORARY CASH INVESTMENTS		831,470,122	11.1%
TOTAL INVESTMENTS — (100.0%) (Cost $5,934,788,488)		$8,248,165,202	110.6%

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (75.0%)
Consumer Discretionary — (16.7%)
Exedy Corp.	129,400	$3,988,572	0.3%
Gigas K's Denki Corp.	137,572	3,768,182	0.3%
# Kayaba Industry Co., Ltd.	709,000	3,416,083	0.3%
#* Matsuzakaya Holdings Co., Ltd.	529,077	3,633,676	0.3%
Nippon Seiki Co., Ltd.	188,000	4,341,993	0.3%
Nishimatsuya Chain Co., Ltd.	179,400	3,474,133	0.3%
Nissin Kogyo Co., Ltd.	139,200	3,336,780	0.2%
# Resorttrust, Inc.	131,840	3,637,295	0.3%
# Right On Co., Ltd.	93,725	3,386,087	0.3%
# Sanrio Co., Ltd.	268,400	3,828,217	0.3%
Tokyo Style Co., Ltd.	313,000	3,396,013	0.3%
# Yoshinoya D&C Co., Ltd.	2,042	3,345,496	0.2%
# Zenrin Co., Ltd.	117,900	3,279,711	0.2%
Other Securities		258,345,028	18.4%
Total Consumer Discretionary		305,177,266	22.0%
Consumer Staples — (7.5%)
# Kagome Co., Ltd.	272,200	3,769,617	0.3%
Katokichi Co., Ltd.	475,200	3,500,253	0.3%
# Sugi Pharmacy Co., Ltd.	181,600	3,342,148	0.2%
Other Securities		126,980,697	9.1%
Total Consumer Staples		137,592,715	9.9%
Energy — (0.8%)
Total Energy		14,608,507	1.1%
Financials — (7.0%)
# The Aichi Bank, Ltd.	28,700	3,359,629	0.2%
Daibiru Corp.	301,000	3,362,878	0.2%
# Tokyu Livable, Inc.	44,100	3,330,352	0.2%
Other Securities		117,563,037	8.6%
Total Financials		127,615,896	9.2%
Health Care — (2.7%)
Mochida Pharmaceutical Co., Ltd.	412,000	3,405,541	0.3%
# Nipro Corp.	193,000	3,512,653	0.3%
# Rohto Pharmaceutical Co., Ltd.	344,000	3,650,069	0.3%
Other Securities		39,296,430	2.7%
Total Health Care		49,864,693	3.6%
Industrials — (21.4%)
Central Glass Co., Ltd.	617,000	3,574,544	0.3%
# Hitachi Plant Technologies, Ltd.	617,570	3,274,297	0.2%
Hitachi Transport System, Ltd.	345,000	3,674,460	0.3%
Japan Airport Terminal Co., Ltd.	305,700	3,451,923	0.3%
Makino Milling Machine Co., Ltd.	345,000	3,773,802	0.3%
# Meitec Corp.	115,600	3,677,433	0.3%
Miura Co., Ltd.	132,400	3,412,349	0.3%
Okamura Corp.	341,000	3,785,640	0.3%
Ryobi, Ltd.	519,000	4,171,557	0.3%
# Tadano, Ltd.	392,000	4,231,054	0.3%
# Tokyo Leasing Co., Ltd.	203,300	3,319,429	0.2%
Tsubakimoto Chain Co.	609,000	3,393,398	0.3%
# UFJ Central Leasing Co., Ltd.	69,000	3,424,326	0.3%
Other Securities		343,096,308	24.5%
Total Industrials		390,260,520	28.2%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Information Technology — (10.1%)
Canon Electronics, Inc.	88,000	$3,799,385	0.3%
# Hitachi Kokusai Electric, Inc.	319,000	3,730,441	0.3%
Hitachi Software Engineering Co., Ltd.	194,800	3,620,441	0.3%
# Horiba, Ltd.	103,000	3,444,273	0.3%
Komatsu Electronics Metals Co., Ltd.	88,200	5,139,038	0.4%
# Mitsumi Electric Co., Ltd.	228,000	3,942,140	0.3%
Star Micronics Co., Ltd.	174,000	3,480,727	0.3%
# Sumisho Computer Systems Corp.	160,100	3,903,032	0.3%
# TIS, Inc.	145,000	3,462,009	0.3%
Other Securities		149,528,106	10.5%
Total Information Technology		184,049,592	13.3%
Materials — (8.2%)
Nifco, Inc.	171,000	3,685,499	0.3%
Nihon Parkerizing Co., Ltd.	204,000	3,636,805	0.3%
Nippon Paint Co., Ltd.	798,000	4,248,298	0.3%
NOF Corp.	633,000	3,396,847	0.2%
Shin-Etsu Polymer Co., Ltd.	243,000	3,318,969	0.2%
# Tokai Carbon Co., Ltd.	651,360	4,462,947	0.3%
Other Securities		127,528,736	9.2%
Total Materials		150,278,101	10.8%
Other — (0.0%)
Total Other		4,121	0.0%
Telecommunication Services — (0.1%)
Total Telecommunication Services		2,615,905	0.2%
Utilities — (0.5%)
Total Utilities		9,017,274	0.6%
TOTAL COMMON STOCKS		1,371,084,590	98.9%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (25.0%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $4,080,825 FHLMC 5.000%, 04/15/34, valued at $4,110,874) to be repurchased at $4,030,268	$4,030	4,029,674	0.3%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $569,902,115 FNMA, rates ranging from 4.000% to 8.500%, maturities ranging from 05/01/11 to 11/01/36, valued at $237,124,500) to be repurchased at $232,509,290	232,475	232,475,000	16.8%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $67,150,000 FHLMC 5.500%, 11/01/22 & FNMA 5.000%, 01/01/19, valued at $29,176,296) to be repurchased at $28,607,517	28,603	28,603,298	2.0%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $38,115,000 FNMA 3.50%, 03/25/33, valued at $9,385,774) to be repurchased at $9,248,333	9,247	9,247,000	0.7%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $325,200,000 FHLMC, rates ranging from 4.000% to 10.500%, maturities ranging from 03/01/13 to 11/01/35 & FNMA, rates ranging from 4.500% to 6.500%, maturities ranging from 12/01/16 to 07/01/35, valued at $186,663,784) to be repurchased at $183,026,993	183,000	183,000,000	13.2%
TOTAL TEMPORARY CASH INVESTMENTS		457,354,972	33.0%
TOTAL INVESTMENTS — (100.0%) (Cost $1,792,819,457)		$1,828,439,562	131.9%

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (41.9%)
COMMON STOCKS — (41.8%)
# ABB Grain, Ltd.	585,203	$3,210,410	0.4%
Adelaide Bank, Ltd.	428,992	4,409,561	0.6%
Adelaide Brighton, Ltd.	2,191,287	4,537,821	0.6%
# Ansell, Ltd.	602,086	5,549,323	0.7%
#* Austar United Communications, Ltd.	5,032,941	4,932,722	0.7%
# Australian Pipeline Trust	1,269,397	4,249,252	0.6%
#* Australian Worldwide Exploration, Ltd.	1,801,281	4,383,899	0.6%
# AWB, Ltd.	1,409,550	3,166,193	0.4%
# Bank of Queensland, Ltd.	416,079	5,044,300	0.7%
# Beach Petroleum, Ltd.	2,731,453	3,066,013	0.4%
# Bendigo Bank, Ltd.	381,292	4,233,055	0.6%
# Cabcharge Australia, Ltd.	454,438	3,242,899	0.4%
Campbell Brothers, Ltd.	208,178	3,483,932	0.5%
Coates Hire, Ltd.	1,064,671	4,656,879	0.6%
# ConnectEast Group	4,986,229	5,781,548	0.8%
# Corporate Express Australia, Ltd.	712,055	3,183,546	0.4%
DCA Group, Ltd.	1,820,485	4,924,641	0.7%
# DUET Group	1,491,647	3,433,340	0.5%
# FKP, Ltd.	839,181	4,092,398	0.6%
Flight Centre, Ltd.	350,031	4,647,591	0.6%
Futuris Corp., Ltd.	2,840,292	4,233,075	0.6%
# Great Southern Plantations, Ltd.	1,304,118	3,124,861	0.4%
# Gunns, Ltd.	1,354,811	3,108,397	0.4%
GWA International, Ltd.	1,110,557	3,294,168	0.4%
#* Hardman Resources, Ltd.	2,750,141	4,472,609	0.6%
# Healthscope, Ltd.	943,956	4,040,347	0.5%
# Iluka Resources, Ltd.	784,920	4,334,831	0.6%
# Incitec Pivot, Ltd.	226,180	6,126,204	0.8%
# Jones (David), Ltd.	1,777,508	5,340,585	0.7%
# Jubilee Mines NL	494,194	5,322,865	0.7%
#* Kagara Zinc, Ltd.	793,205	4,552,458	0.6%
Pacific Brands, Ltd.	2,047,113	4,293,548	0.6%
Paperlinx, Ltd.	1,762,482	5,484,488	0.7%
# Primary Health Care, Ltd.	508,734	5,120,806	0.7%
# Ramsay Health Care, Ltd.	430,216	3,743,977	0.5%
Reece Australia, Ltd.	251,463	3,968,775	0.5%
Rural Press, Ltd.	487,796	4,562,419	0.6%
Smorgon Steel Group, Ltd.	3,274,819	4,514,684	0.6%
# Southern Cross Broadcasting (Australia), Ltd.	259,672	3,271,459	0.4%
# Ten Network Holdings, Ltd.	1,658,273	4,515,694	0.6%
Transfield Services, Ltd.	768,280	5,483,036	0.7%
# United Group, Ltd.	393,438	4,325,763	0.6%
Other Securities		249,266,883	33.3%
TOTAL COMMON STOCKS		430,731,255	57.5%
PREFERRED STOCKS — (0.1%)
Other Securities		654,646	0.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		396,425	0.0%
TOTAL — AUSTRALIA		431,782,326	57.6%
CANADA — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		4,527	0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HONG KONG — (20.4%)
COMMON STOCKS — (20.4%)
* China Insurance International Holdings Co., Ltd.	3,512,000	$3,745,762	0.5%
# COFCO International, Ltd.	4,150,000	3,625,934	0.5%
# First Pacific Co., Ltd.	6,992,000	3,546,936	0.5%
Guangzhou Investment Co., Ltd.	15,476,000	3,881,090	0.5%
# Li Ning Co., Ltd.	2,733,000	3,636,949	0.5%
Prime Success International Group, Ltd.	4,328,000	3,605,424	0.5%
Vtech Holdings, Ltd.	588,000	3,697,774	0.5%
Other Securities		184,960,141	24.6%
TOTAL COMMON STOCKS		210,700,010	28.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		62,295	0.0%
TOTAL — HONG KONG		210,762,305	28.1%
MALAYSIA — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		3,565	0.0%
NEW ZEALAND — (2.5%)
COMMON STOCKS — (2.5%)
Other Securities		25,495,203	3.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		66,200	0.0%
TOTAL — NEW ZEALAND		25,561,403	3.4%
SINGAPORE — (7.1%)
COMMON STOCKS — (7.1%)
# Labroy Marine, Ltd.	3,343,000	4,040,465	0.5%
Other Securities		68,706,988	9.2%
TOTAL COMMON STOCKS		72,747,453	9.7%
RIGHTS/WARRANTS — (0.0%)
Other Securities		306,172	0.1%
TOTAL — SINGAPORE		73,053,625	9.8%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (28.1%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $2,784,907 FHLMC 5.000%, 04/15/34, valued at $2,805,414) to be repurchased at $2,750,406	$2,750	2,750,000	0.4%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $363,449,316 FNMA, rates ranging from 4.000% to 9.500%, maturities ranging from 01/01/18 to 11/01/36, valued at $237,048,000) to be repurchased at $232,434,279	232,400	232,400,000	31.0%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $71,199,438 FHLMC 5.500%, 11/01/22 & FNMA 5.500%, 11/01/34, valued at $37,553,744) to be repurchased at $36,821,063	36,816	36,815,633	4.9%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $16,925,000 FNMA 6.500%, 09/01/36, valued at $17,145,540) to be repurchased at $16,807,578	16,805	16,805,095	2.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,706,000 FHLMC 5.82%, 06/01/36, valued at $1,657,388) to be repurchased at $1,632,235	1,632	1,632,000	0.2%
TOTAL TEMPORARY CASH INVESTMENTS		290,402,728	38.7%
TOTAL INVESTMENTS — (100.0%) (Cost $877,926,438)		$1,031,570,479	137.6%

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (99.2%)
Consumer Discretionary — (19.2%)
Bellway P.L.C.	356,982	$10,259,284	0.9%
Bovis Homes Group P.L.C.	449,404	8,954,456	0.8%
First Choice Holidays P.L.C.	1,764,534	8,909,157	0.8%
Greene King P.L.C.	522,707	10,647,604	1.0%
* MyTravel Group P.L.C.	1,643,447	7,106,816	0.6%
Redrow P.L.C.	577,763	7,474,818	0.7%
Taylor Nelson Sofres P.L.C.	1,605,792	6,294,413	0.6%
Wetherspoon (J.D.) P.L.C.	552,111	7,034,605	0.6%
Other Securities		149,504,821	13.3%
Total Consumer Discretionary		216,185,974	19.3%
Consumer Staples — (4.2%)
Wolverhampton & Dudley Breweries P.L.C.	284,926	8,871,052	0.8%
Other Securities		38,371,512	3.4%
Total Consumer Staples		47,242,564	4.2%
Energy — (6.9%)
Burren Energy P.L.C.	421,226	7,610,677	0.7%
* Dana Petroleum P.L.C.	319,654	7,796,130	0.7%
* Premier Oil P.L.C.	295,932	7,867,209	0.7%
*# Soco International P.L.C.	277,409	7,366,892	0.7%
* Venture Production P.L.C.	434,519	7,305,206	0.6%
Wood Group (John) P.L.C.	1,504,358	6,971,929	0.6%
Other Securities		32,339,589	2.9%
Total Energy		77,257,632	6.9%
Financials — (19.3%)
Aberdeen Asset Management P.L.C.	2,223,016	7,531,385	0.7%
Brit Insurance Holdings P.L.C.	1,252,614	7,491,886	0.7%
Brixton P.L.C.	952,536	10,235,346	0.9%
Capital & Regional P.L.C.	275,300	7,242,259	0.6%
Collins Stewart Tullett P.L.C.	407,502	6,865,286	0.6%
Derwent Valley Holdings P.L.C.	224,683	8,427,441	0.8%
Great Portland Estates P.L.C.	722,131	8,713,179	0.8%
* Henderson Group P.L.C.	3,396,725	8,322,016	0.7%
Hiscox P.L.C.	1,606,168	8,351,028	0.7%
London Merchant Securities P.L.C.	1,425,531	7,871,493	0.7%
Shaftesbury P.L.C.	572,839	7,667,113	0.7%
Other Securities		128,500,326	11.5%
Total Financials		217,218,758	19.4%
Health Care — (2.7%)
Total Health Care		30,099,953	2.7%
Industrials — (31.8%)
Aggreko P.L.C.	979,669	7,595,866	0.7%
Arriva P.L.C.	577,614	7,916,086	0.7%
Carillion P.L.C.	1,066,439	8,061,777	0.7%
* Charter P.L.C.	561,590	9,588,551	0.9%
Cookson Group P.L.C.	694,799	8,116,894	0.7%
Davis Service Group P.L.C.	645,338	6,469,953	0.6%
De La Rue P.L.C.	632,781	7,999,202	0.7%
* easyJet P.L.C.	1,032,000	12,100,378	1.1%
Enodis P.L.C.	1,616,238	6,519,159	0.6%
Forth Ports P.L.C.	171,300	6,793,929	0.6%
Go-Ahead Group P.L.C.	167,245	6,980,692	0.6%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Homeserve P.L.C.	238,474	$8,489,111	0.8%
Intertek Group P.L.C.	512,085	7,791,522	0.7%
* Invensys P.L.C.	1,929,073	9,948,540	0.9%
Laing (John) P.L.C.	848,681	6,722,929	0.6%
Michael Page International P.L.C.	1,224,495	9,837,808	0.9%
* Regus Group P.L.C.	3,628,946	7,964,410	0.7%
SIG P.L.C.	445,720	8,486,122	0.8%
Weir Group P.L.C.	769,429	7,937,032	0.7%
Other Securities		202,339,498	18.0%
Total Industrials		357,659,459	32.0%
Information Technology — (9.9%)
Electrocomponents P.L.C.	1,319,110	7,326,861	0.7%
Halma P.L.C.	1,554,692	6,601,320	0.6%
Misys P.L.C.	1,682,514	7,130,234	0.6%
Spectris P.L.C.	508,179	6,886,545	0.6%
Other Securities		83,721,605	7.5%
Total Information Technology		111,666,565	10.0%
Materials — (3.3%)
Total Materials		37,522,530	3.4%
Other — (0.0%)
Total Other		19,322	0.0%
Telecommunication Services — (0.8%)
Total Telecommunication Services		8,566,667	0.8%
Utilities — (1.1%)
Viridian Group P.L.C.	393,733	10,232,827	0.9%
Other Securities		2,409,923	0.2%
Total Utilities		12,642,750	1.1%
TOTAL COMMON STOCKS		1,116,082,174	99.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		87,591	0.0%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.8%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $5,768,675 FHLMC 5.000%, 04/15/34, valued at $5,811,152) to be repurchased at $5,697,208	$5,696	5,696,368	0.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,108,000 FHLMC 5.82%, 06/01/36, valued at $3,019,439) to be repurchased at $2,974,429	2,974	2,974,000	0.3%
TOTAL TEMPORARY CASH INVESTMENTS		8,670,368	0.8%
TOTAL INVESTMENTS — (100.0%) (Cost $722,319,437)		$1,124,840,133	100.6%

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRIA — (1.9%)
COMMON STOCKS — (1.9%)
Boehler-Uddeholm AG	104,608	$6,662,280	0.3%
Other Securities		34,862,070	1.9%
TOTAL COMMON STOCKS		41,524,350	2.2%
RIGHTS/WARRANTS — (0.0%)
Other Securities		567	0.0%
TOTAL — AUSTRIA		41,524,917	2.2%
BELGIUM — (2.9%)
COMMON STOCKS — (2.9%)
Other Securities		63,740,725	3.4%
DENMARK — (3.6%)
COMMON STOCKS — (3.6%)
Other Securities		77,681,594	4.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		20,768	0.0%
TOTAL — DENMARK		77,702,362	4.1%
FINLAND — (5.0%)
COMMON STOCKS — (5.0%)
Amer Sports Oyj Series A	269,460	6,151,529	0.3%
# Huhtamaki Oyj	322,600	6,066,404	0.3%
KCI Konecranes Oyj	255,800	6,520,673	0.4%
Nokian Renkaat Oyj	379,540	7,879,410	0.4%
Uponor Oyj Series A	203,800	6,680,088	0.4%
Other Securities		75,467,192	4.0%
TOTAL COMMON STOCKS		108,765,296	5.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		178,383	0.0%
TOTAL — FINLAND		108,943,679	5.8%
FRANCE — (10.6%)
COMMON STOCKS — (10.6%)
*# Compagnie Generale de Geophysique SA	37,105	7,450,386	0.4%
Fimalac SA	111,143	10,117,109	0.5%
# Havas SA	1,035,703	5,718,435	0.3%
Nexans SA	78,576	8,466,202	0.5%
# SCOR SA	2,821,430	8,068,730	0.4%
Somfy SA	22,900	5,741,319	0.3%
Other Securities		184,767,307	9.9%
TOTAL COMMON STOCKS		230,329,488	12.3%
RIGHTS/WARRANTS — (0.0%)
Other Securities		78,917	0.0%
TOTAL — FRANCE		230,408,405	12.3%
GERMANY — (11.7%)
COMMON STOCKS — (11.7%)
Bilfinger Berger AG	136,777	8,524,911	0.5%
IVG Immobilien AG	143,237	5,601,608	0.3%
* MTU Aero Engines Holding AG	144,740	5,928,604	0.3%
*# QIAGEN NV	481,837	7,043,808	0.4%
Rhoen-Klinikum AG	149,004	6,723,692	0.4%
Stada Arzneimittel AG	164,610	8,748,560	0.5%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
United Internet AG	371,216	$5,685,345	0.3%
* Wincor Nixdorf AG	58,800	8,461,206	0.5%
Other Securities		197,053,176	10.3%
TOTAL COMMON STOCKS		253,770,910	13.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		26,705	0.0%
TOTAL — GERMANY		253,797,615	13.5%
GREECE — (3.9%)
COMMON STOCKS — (3.9%)
Other Securities		84,537,577	4.5%
PREFERRED STOCKS — (0.0%)
Other Securities		37,861	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		74,418	0.0%
TOTAL — GREECE		84,649,856	4.5%
IRELAND — (3.0%)
COMMON STOCKS — (3.0%)
DCC P.L.C.	324,316	9,894,632	0.5%
FBD Holdings P.L.C.	132,521	7,147,857	0.4%
IAWS Group P.L.C.	368,887	9,093,092	0.5%
Other Securities		39,565,340	2.1%
TOTAL — IRELAND		65,700,921	3.5%
ITALY — (7.2%)
COMMON STOCKS — (7.2%)
# Banco Piccolo Valellinese Scarl SpA	314,205	5,521,102	0.3%
Valentino Fashion Group SpA	150,000	5,877,030	0.3%
Other Securities		145,116,798	7.8%
TOTAL — ITALY		156,514,930	8.4%
NETHERLANDS — (5.9%)
COMMON STOCKS — (5.9%)
Aalberts Industries NV	74,143	6,029,165	0.3%
*# Hagemeyer NV	1,576,607	7,518,225	0.4%
Nutreco Holding NV	100,349	6,211,607	0.3%
Other Securities		108,627,703	5.9%
TOTAL — NETHERLANDS		128,386,700	6.9%
NORWAY — (3.5%)
COMMON STOCKS — (3.5%)
# Prosafe ASA	88,380	6,033,306	0.3%
* TGS Nopec Geophysical Co. ASA	316,440	6,149,275	0.3%
Other Securities		64,414,669	3.5%
TOTAL — NORWAY		76,597,250	4.1%
PORTUGAL — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		24,625,492	1.3%
SPAIN — (4.4%)
COMMON STOCKS — (4.4%)
Other Securities		95,616,919	5.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		23,853	0.0%
TOTAL — SPAIN		95,640,772	5.1%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SWEDEN — (6.7%)
COMMON STOCKS — (6.7%)
# Elekta AB Series B	317,200	$6,969,378	0.4%
JM AB	291,468	5,902,465	0.3%
Kungsleden AB	432,600	6,044,530	0.3%
# Meda AB Series A	255,575	8,290,994	0.5%
Other Securities		117,477,374	6.2%
TOTAL — SWEDEN		144,684,741	7.7%
SWITZERLAND — (14.4%)
COMMON STOCKS — (14.3%)
* Actelion, Ltd.	57,965	10,334,593	0.6%
Barry Callebaut AG	10,927	5,585,769	0.3%
Clariant AG	794,519	11,213,914	0.6%
Converium Holding AG	546,150	7,153,398	0.4%
Fischer (Georg) AG	11,518	6,539,954	0.4%
Kuoni Reisen Holding AG	13,794	7,161,348	0.4%
* Logitech International SA	247,190	7,281,284	0.4%
Lonza Group AG	129,327	10,830,718	0.6%
*# Oerlikon Corp.	27,910	11,909,719	0.6%
Phonak Holding AG	133,842	10,038,309	0.5%
PSP Swiss Property AG	148,025	8,178,396	0.4%
Rieters Holdings AG	15,890	7,973,182	0.4%
Sig Holding AG	20,338	6,231,414	0.3%
Sika AG	8,623	12,413,350	0.7%
Sulzer AG	14,002	14,307,861	0.8%
Valiant Holding AG	60,231	6,817,165	0.4%
Other Securities		167,969,892	8.8%
TOTAL COMMON STOCKS		311,940,266	16.6%
PREFERRED STOCKS — (0.1%)
Other Securities		1,579,889	0.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		13,746	0.0%
TOTAL — SWITZERLAND		313,533,901	16.7%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (14.2%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $54,455,444 FHLMC 6.000%, 03/15/29 & FNMA, rates ranging from 5.500% to 7.170%(r), maturities ranging from 09/25/32 to 11/01/36, valued at $58,540,860) to be repurchased at $57,400,386	$57,392	57,391,921	3.0%
@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $569,492,647 FHLMC STRIPS, rates ranging from 0.000% to 5.000%, maturities ranging from 08/01/35 to 08/15/36 & FNMA STRIPS, rates ranging from 0.000% to 6.500%, maturities ranging from 12/01/33 to 07/01/36, valued at $219,300,000) to be repurchased at $215,031,713	215,000	215,000,000	11.5%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,294,000 FHLMC 5.82%, 06/01/36, valued at $1,257,128) to be repurchased at $1,238,178	1,238	1,238,000	0.1%
@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $37,677,097 FHLMC, rates ranging from 4.000% to 10.500%, maturities ranging from 02/01/08 to 11/01/36 & FNMA, rates ranging from 4.500% to 11.500%, maturities ranging from 11/01/07 to 11/01/36, valued at $35,703,027) to be repurchased at $35,005,163	35,000	35,000,000	1.9%
TOTAL TEMPORARY CASH INVESTMENTS		308,629,921	16.5%
TOTAL INVESTMENTS — (100.0%) (Cost $1,443,976,433)		$2,175,082,187	116.0%

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
ARGENTINA — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		$10,954,806	0.5%
BRAZIL — (11.0%)
COMMON STOCKS — (1.5%)
Other Securities		37,777,726	1.5%
PREFERRED STOCKS — (9.5%)
Ambev Cia de Bebidas das Americas ADR	266,200	12,274,482	0.5%
Banci Itau Holding Financeira SA	868,000	28,946,697	1.2%
Banco Bradesco SA	802,158	30,159,659	1.2%
Companhia Vale do Rio Doce Series A	1,853,760	43,308,629	1.8%
Investimentos Itau SA	3,300,893	15,322,852	0.6%
Telecomunicacoes de Sao Paulo SA	621,100	14,045,753	0.6%
Other Securities		92,062,293	3.9%
TOTAL PREFERRED STOCKS		236,120,365	9.8%
TOTAL — BRAZIL		273,898,091	11.3%
CHILE — (2.9%)
COMMON STOCKS — (2.9%)
Banco Santander Chile SA Sponsored ADR	295,998	14,370,703	0.6%
Empresa Nacional de Electricidad SA ADR	514,018	17,826,144	0.7%
Other Securities		39,698,838	1.7%
TOTAL — CHILE		71,895,685	3.0%
CZECH REPUBLIC — (1.2%)
COMMON STOCKS — (1.2%)
CEZ A.S.	381,144	16,947,822	0.7%
Other Securities		11,809,545	0.5%
TOTAL — CZECH REPUBLIC		28,757,367	1.2%
HUNGARY — (2.0%)
COMMON STOCKS — (2.0%)
MOL Hungarian Oil & Gas NYRT	168,429	18,927,552	0.8%
OTP Bank NYRT	386,220	14,795,109	0.6%
Other Securities		17,397,449	0.7%
TOTAL — HUNGARY		51,120,110	2.1%
INDIA — (12.1%)
COMMON STOCKS — (12.1%)
Hindustan Lever, Ltd.	2,697,394	14,170,872	0.6%
Infosys Technologies, Ltd.	624,876	30,494,085	1.3%
ITC, Ltd.	3,899,423	16,055,195	0.7%
* Reliance Communications, Ltd.	1,721,955	16,488,633	0.7%
Reliance Industries, Ltd.	1,721,955	47,822,700	2.0%
Tata Consultancy Services, Ltd.	504,652	13,429,197	0.6%
Wipro, Ltd.	880,456	11,769,788	0.5%
Other Securities		151,180,507	6.1%
TOTAL COMMON STOCKS		301,410,977	12.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		2,647	0.0%
TOTAL — INDIA		301,413,624	12.5%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
INDONESIA — (2.9%)
COMMON STOCKS — (2.9%)
PT Astra International Tbk	8,046,961	$13,972,098	0.6%
PT Telekomunikasi Indonesia Tbk	33,437,640	36,350,995	1.5%
Other Securities		23,004,083	0.9%
TOTAL COMMON STOCKS		73,327,176	3.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		1,351	0.0%
TOTAL — INDONESIA		73,328,527	3.0%
ISRAEL — (3.8%)
COMMON STOCKS — (3.8%)
Bank Hapoalim B.M.	2,309,640	11,150,108	0.5%
Teva Pharmaceutical Industries, Ltd. ADR	733,786	23,525,179	1.0%
Other Securities		59,815,282	2.4%
TOTAL — ISRAEL		94,490,569	3.9%
MALAYSIA — (4.7%)
COMMON STOCKS — (4.7%)
Other Securities		116,497,609	4.8%
MEXICO — (12.3%)
COMMON STOCKS — (12.3%)
America Movil S.A. de C.V. ADR	376,240	16,731,393	0.7%
# America Movil S.A. de C.V. Series L	29,043,100	64,571,953	2.7%
* America Telecom S.A. de C.V. Series A	4,083,841	35,954,280	1.5%
*# Carso Global Telecom S.A. de C.V. Telecom Series A1	3,638,671	11,280,158	0.5%
# Cementos de Mexico S.A.B de C.V. Series B	4,243,502	13,506,758	0.6%
Cemex S.A.B. de C.V. ADR	486,322	15,824,918	0.7%
# Telefonos de Mexico S.A. de C.V.	12,016,800	15,743,632	0.7%
# Wal-Mart de Mexico S.A. de C.V. Series V	11,125,875	41,632,385	1.7%
Other Securities		92,560,345	3.6%
TOTAL — MEXICO		307,805,822	12.7%
PHILIPPINES — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		27,804,096	1.2%
POLAND — (2.5%)
COMMON STOCKS — (2.5%)
Bank Pekao SA	156,792	11,561,775	0.5%
Other Securities		49,815,118	2.0%
TOTAL — POLAND		61,376,893	2.5%
SOUTH AFRICA — (11.4%)
COMMON STOCKS — (11.4%)
Anglo American Platinum Corp., Ltd.	223,876	25,927,548	1.1%
AngloGold Ashanti, Ltd.	402,684	19,369,524	0.8%
FirstRand, Ltd.	7,981,316	22,016,939	0.9%
Impala Platinum Holdings, Ltd.	598,624	15,132,555	0.6%
MTN Group, Ltd.	2,008,598	20,537,485	0.8%
Standard Bank Group, Ltd.	1,600,411	19,675,430	0.8%
Telkom South Africa, Ltd.	710,238	13,354,001	0.5%
Other Securities		147,315,801	6.2%
TOTAL — SOUTH AFRICA		283,329,283	11.7%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SOUTH KOREA — (11.4%)
COMMON STOCKS — (11.4%)
Kookmin Bank	161,175	$12,584,329	0.5%
Korea Electric Power Corp.	495,290	20,710,601	0.9%
POSCO	46,060	14,482,536	0.6%
Samsung Electronics Co., Ltd.	77,768	53,300,262	2.2%
SK Telecom Co., Ltd.	56,085	13,078,587	0.5%
Other Securities		170,243,958	7.1%
TOTAL — SOUTH KOREA		284,400,273	11.8%
TAIWAN — (11.7%)
COMMON STOCKS — (11.7%)
Cathay Financial Holdings Co., Ltd.	8,465,487	19,049,621	0.8%
Hon Hai Precision Industry Co., Ltd.	3,835,006	27,883,038	1.2%
Nan Ya Plastic Corp.	6,878,218	11,074,325	0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	21,327,076	43,270,478	1.8%
Other Securities		190,420,384	7.8%
TOTAL COMMON STOCKS		291,697,846	12.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		9,424	0.0%
TOTAL — TAIWAN		291,707,270	12.1%
THAILAND — (1.8%)
COMMON STOCKS — (1.8%)
Other Securities		44,217,755	1.8%
TURKEY — (3.4%)
COMMON STOCKS — (3.4%)
Akbank T.A.S.	3,155,889	17,672,426	0.7%
Turkiye Garanti Bankasi A.S.	3,760,431	12,433,371	0.5%
Turkiye Is Bankasi A.S.	3,364,999	13,973,664	0.6%
Other Securities		41,706,133	1.8%
TOTAL — TURKEY		85,785,594	3.6%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (3.4%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $87,649,939 FHLMC, rates ranging from 6.000% to 6.2529%(r), maturities ranging from 03/15/29 to 09/01/36 & FNMA 5.253%(r), 08/01/35, valued at $78,574,232) to be repurchased at $77,043,295	$77,032	77,031,933	3.2%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $5,615,000 FNMA 6.500%, 09/01/36, valued at $5,688,166) to be repurchased at $5,573,784	5,573	5,572,962	0.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,604,000 FHLMC 5.82%, 06/01/36, valued at $3,501,306) to be repurchased at $3,449,497	3,449	3,449,000	0.2%
TOTAL TEMPORARY CASH INVESTMENTS		86,053,895	3.6%
TOTAL INVESTMENTS — (100.0%) (Cost $1,348,814,342)		$2,494,837,269	103.3%

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
ARGENTINA — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		$2,484,170	0.3%
BRAZIL — (9.8%)
COMMON STOCKS — (1.0%)
Copesul Companhia Petroquimica do Sul	269,500	4,729,009	0.5%
* Perdigao SA	311,716	3,750,671	0.4%
Other Securities		1,245,488	0.2%
TOTAL COMMON STOCKS		9,725,168	1.1%
PREFERRED STOCKS — (8.8%)
Companhia Paranaense de Energia-Copel Series B	478,800,000	5,285,598	0.6%
* Eletropaulo Metropolita SA Preferred A	69,600,000	3,005,820	0.3%
Embratel Participacoes SA	1,226,600,000	3,988,575	0.4%
Klabin SA	1,681,000	4,037,506	0.4%
Lojas Americanas SA	103,190,369	4,985,548	0.6%
Metalurgica Gerdau SA	164,929	3,172,883	0.4%
* Net Servicos de Comunicacao SA	396,793	4,037,575	0.4%
Sadia SA	1,138,000	3,621,626	0.4%
Suzano Papel e Celullose SA	456,934	4,362,506	0.5%
Tim Participacoes SA	1,526,730,372	5,161,971	0.6%
Ultrapar Participacoes SA	137,030	3,098,207	0.3%
* Vivo Participacoes SA	1,265,412	4,851,233	0.5%
Weg SA	1,335,100	8,016,767	0.9%
Other Securities		26,202,481	3.0%
TOTAL PREFERRED STOCKS		83,828,296	9.3%
TOTAL — BRAZIL		93,553,464	10.4%
CHILE — (1.7%)
COMMON STOCKS — (1.7%)
Corpbanca SA	466,016,129	2,526,044	0.3%
Other Securities		13,545,485	1.5%
TOTAL COMMON STOCKS		16,071,529	1.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		26,411	0.0%
TOTAL — CHILE		16,097,940	1.8%
HUNGARY — (1.0%)
COMMON STOCKS — (1.0%)
BorsodChem NYRT	231,441	3,549,644	0.4%
Other Securities		6,213,858	0.7%
TOTAL — HUNGARY		9,763,502	1.1%
INDIA — (10.7%)
COMMON STOCKS — (10.7%)
Unitech, Ltd.	229,980	2,495,131	0.3%
Other Securities		100,230,784	11.1%
TOTAL COMMON STOCKS		102,725,915	11.4%
PREFERRED STOCKS — (0.0%)
Other Securities		22,338	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		9,143	0.0%
TOTAL — INDIA		102,757,396	11.4%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
INDONESIA — (3.0%)
COMMON STOCKS — (3.0%)
PT Astra Agro Lestari Tbk	4,215,000	$4,890,972	0.6%
Other Securities		23,535,275	2.5%
TOTAL — INDONESIA		28,426,247	3.1%
ISRAEL — (4.6%)
COMMON STOCKS — (4.6%)
Ormat Industries, Ltd.	238,897	2,679,633	0.3%
Other Securities		40,673,418	4.5%
TOTAL COMMON STOCKS		43,353,051	4.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		44,993	0.0%
TOTAL — ISRAEL		43,398,044	4.8%
MALAYSIA — (7.9%)
COMMON STOCKS — (7.9%)
Other Securities		74,917,787	8.3%
PREFERRED STOCKS — (0.0%)
Other Securities		15,760	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		2,353	0.0%
TOTAL — MALAYSIA		74,935,900	8.3%
MEXICO — (6.9%)
COMMON STOCKS — (6.9%)
Consorcio Ara S.A. de C.V.	1,015,200	5,984,759	0.7%
# Controladora Comercial Mexicana S.A. de C.V. Series B	2,191,700	4,270,219	0.5%
* Corporacion Geo S.A. de C.V. Series B	2,382,300	10,313,409	1.1%
Embotelladora Arca S.A. de C.V., Mexico	1,840,400	6,032,121	0.7%
* Empresas ICA S.A.B. de C.V	1,694,008	6,130,669	0.7%
Gruma S.A. de C.V. Series B	1,069,600	3,651,808	0.4%
Grupo Aeroportuario del Sureste S.A.B. de C.V.	641,200	2,830,163	0.3%
Grupo Cementos de Chihuahua S.A. de C.V.	730,200	2,925,161	0.3%
Industrias Penoles S.A. de C.V.	285,400	2,546,451	0.3%
* Industrias S.A. de C.V. Series B	1,417,248	6,425,849	0.7%
# TV Azteca S.A. de C.V. Series A	6,581,300	4,362,127	0.5%
Other Securities		9,982,697	1.0%
TOTAL COMMON STOCKS		65,455,433	7.2%
RIGHTS/WARRANTS — (0.0%)
Other Securities		4,910	0.0%
TOTAL — MEXICO		65,460,343	7.2%
PHILIPPINES — (1.4%)
COMMON STOCKS — (1.4%)
Other Securities		13,128,704	1.5%
POLAND — (4.4%)
COMMON STOCKS — (4.4%)
* Cersanit SA	232,969	3,335,738	0.4%
* Echo Investment SA	118,198	3,640,980	0.4%
Grupa Kety SA	38,011	2,529,226	0.3%
Orbis SA	131,096	2,520,113	0.3%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Prokom Software SA	65,251	$2,934,487	0.3%
Other Securities		26,431,882	2.9%
TOTAL COMMON STOCKS		41,392,426	4.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		280,581	0.0%
TOTAL — POLAND		41,673,007	4.6%
SOUTH AFRICA — (11.8%)
COMMON STOCKS — (11.8%)
Aeci, Ltd.	352,906	3,239,569	0.4%
* African Rainbow Minerals, Ltd.	458,487	4,867,820	0.5%
Aveng, Ltd.	1,002,160	4,580,804	0.5%
Ellerine Holdings, Ltd.	255,500	2,623,862	0.3%
Investec, Ltd.	308,670	3,559,205	0.4%
Johnic Communications, Ltd.	323,673	3,453,372	0.4%
* Lewis Group, Ltd.	305,911	2,510,323	0.3%
Metropolitan Holdings, Ltd.	1,590,092	3,054,365	0.3%
Murray & Roberts Holdings, Ltd.	651,864	3,547,534	0.4%
Northam Platinum, Ltd.	483,417	2,846,210	0.3%
Reunert, Ltd.	278,728	3,102,449	0.3%
Sun International, Ltd.	237,817	3,869,301	0.4%
Tongaat-Hulett Group, Ltd.	230,678	3,140,920	0.4%
Truworths International, Ltd.	1,011,805	4,218,702	0.5%
Other Securities		63,359,909	7.0%
TOTAL — SOUTH AFRICA		111,974,345	12.4%
SOUTH KOREA — (12.0%)
COMMON STOCKS — (12.0%)
Other Securities		114,097,056	12.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		7,214	0.0%
TOTAL — SOUTH KOREA		114,104,270	12.6%
TAIWAN — (11.9%)
COMMON STOCKS — (11.9%)
Other Securities		112,834,787	12.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		19,127	0.0%
TOTAL — TAIWAN		112,853,914	12.5%
THAILAND — (3.7%)
COMMON STOCKS — (3.7%)
Other Securities		34,735,552	3.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		54,693	0.0%
TOTAL — THAILAND		34,790,245	3.8%
TURKEY — (4.0%)
COMMON STOCKS — (4.0%)
Other Securities		37,719,442	4.2%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (4.9%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $40,137,928 FHLMC 6.000%, 06/15/32 & 6.2529%(r), 09/01/36 & FNMA 6.000%, 10/01/26, valued at $41,304,738) to be repurchased at $40,500,741	$40,495	$40,494,768	4.5%
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $8,640,000 FNMA 5.500%, 11/01/34, valued at $5,827,210) to be repurchased at $5,712,318	5,711	5,711,476	0.6%
TOTAL TEMPORARY CASH INVESTMENTS		46,206,244	5.1%
TOTAL INVESTMENTS — (100.0%) (Cost $674,183,684)		$949,327,177	105.1%

See accompanying Notes to Financial Statements.

THE DFA ONE-YEAR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount	Value†
	(000)
CANADA — (2.2%)
BONDS — (2.2%)
Ontario, Province of 2.650%, 12/15/06	$52,684	$52,634,319
GERMANY — (2.3%)
BONDS — (2.3%)
KFW International Finance, Inc. 4.750%, 01/24/07	53,371	53,316,081
Landwirtschaftliche Rentenbank 4.875%, 03/12/07	2,000	1,998,386
TOTAL — GERMANY		55,314,467
SWEDEN — (2.5%)
BONDS — (2.5%)
Swedish Export Credit Corp. 2.875%, 01/26/07	60,000	59,796,840
UNITED KINGDOM — (1.1%)
BONDS — (1.1%)
BP Capital Markets P.L.C. 2.750%, 12/29/06	25,947	25,901,774
UNITED STATES — (91.9%)
AGENCY OBLIGATIONS — (9.7%)
Federal Farm Credit Bank 2.550%, 02/27/07	26,500	26,327,140
Federal Home Loan Bank 3.875%, 12/01/06	45,000	45,000,000
2.750%, 12/15/06	20,000	19,980,620
Federal Home Loan Mortgage Corporation 2.875%, 12/15/06	33,000	32,969,607
2.375%, 02/15/07	19,000	18,890,199
Federal Home Loan Mortgage Corporation Discount Note 4.480%, 12/01/06	45,000	45,000,000
Federal National Mortgage Association Discount Note 4.480%, 12/01/06	45,000	45,000,000
TOTAL AGENCY OBLIGATIONS		233,167,566
BONDS — (10.3%)
Bank of America Corp. 5.250%, 02/01/07	35,500	35,487,468
Citigroup, Inc. 5.000%, 03/06/07	37,931	37,891,628
General Electric Capital Corp. 2.800%, 01/15/07	39,500	39,391,928
5.375%, 03/15/07	18,515	18,518,166
Landesbank Baden-Wuerttemberg 4.150%, 03/30/07	51,000	50,751,477
Wells Fargo & Co. 5.125%, 02/15/07	67,048	67,004,821
TOTAL BONDS		249,045,488

	Face Amount	Value†
	(000)
CERTIFICATES OF DEPOSIT INTEREST BEARING — (2.8%)
Barclay Capital 5.480%, 12/18/06	$67,000	$67,003,082
COMMERCIAL PAPER — (69.1%)
ABN-AMRO North American Finance 5.230%, 12/11/06	16,000	15,976,685
Bank of America Corp. 5.240%, 12/01/06	3,700	3,700,000
5.250%, 12/06/06	6,775	6,770,032
5.250%, 12/18/06	10,400	10,374,119
5.260%, 12/26/06	3,900	3,885,727
Barton Capital Corp. 5.260%, 01/11/07	34,400	34,192,475
5.260%, 01/18/07	15,000	14,894,040
5.370%, 02/09/07	17,009	16,834,275
BASF AG 5.300%, 12/01/06	49,000	49,000,000
Beta Finance Corp. 5.250%, 01/23/07	15,000	14,883,069
5.250%, 01/25/07	18,000	17,854,443
British Columbia, Province of 5.380%, 01/17/07	17,000	16,883,324
CBA (DE) Finance, Inc. 5.250%, 12/14/06	33,000	32,937,521
5.250%, 12/18/06	13,000	12,967,833
5.220%, 12/29/06	6,011	5,986,502
CC (USA), Inc. 5.265%, 01/02/07	51,600	51,357,320
Ciesco L.P. 5.260%, 12/04/06	24,120	24,109,327
5.260%, 12/06/06	11,000	10,991,887
5.260%, 12/15/06	1,000	997,942
5.260%, 01/11/07	28,700	28,526,861
Danske Corp.
5.250%, 12/06/06	51,600	51,562,373
Deutsche Bank Financial
5.250%, 12/19/06	37,100	37,002,798
Dexia Delaware LLC 5.225%, 12/06/06	48,000	47,964,998
5.255%, 12/20/06	18,000	17,950,219
Electricite de France 5.41%, 01/24/07	18,500	18,354,368
Govco, Inc. 5.270%, 12/11/06	4,200	4,193,813
5.430%, 12/26/06	8,000	7,970,578
5.250%, 01/25/07	7,000	6,943,394
5.250%, 02/12/07	10,000	9,892,913
5.250%, 02/26/07	38,200	37,713,305
HBOS Treasury Services P.L.C. 5.265%, 12/06/06	32,000	31,976,666
5.255%, 12/15/06	16,000	15,967,389
5.250%, 12/19/06	1,200	1,196,856
5.255%, 02/20/07	15,000	14,823,150

THE DFA ONE-YEAR FIXED INCOME SERIES

CONTINUED

	Face Amount	Value†
	(000)
Hewlett-Packard Co. 5.270%, 12/20/06	$20,700	$20,642,425
5.255%, 01/04/07	33,800	33,631,612
5.250%, 01/09/07	12,000	11,931,334
Ixis Commercial Paper 5.250%, 12/08/06	6,000	5,993,875
5.040%, 01/03/07	49,200	48,963,496
5.310%, 01/04/07	3,500	3,482,662
5.250%, 02/05/07	8,300	8,220,264
Kittyhawk Funding Corp. 5.250%, 12/15/06	32,080	32,013,841
5.260%, 12/20/06	21,600	21,539,501
Lloyds TSB Bank P.L.C. 5.245%, 01/29/07	56,200	55,717,276
MetLife Funding, Inc. 5.240%, 01/16/07	18,000	17,879,044
5.240%, 01/17/07	10,000	9,931,367
Metlife Inc 5.250%, 01/12/07	38,000	37,765,654
Nestle Capital Corp. 5.110%, 12/01/06	26,000	26,000,000
5.350%, 12/05/06	40,000	39,976,668
New Center Asset Trust 5.255%, 12/05/06	22,000	21,987,020
5.260%, 12/05/06	3,600	3,597,876
5.270%, 12/06/06	40,000	39,970,332
Nordea North America, Inc. 5.220%, 01/03/07	10,000	9,951,655
5.015%, 01/05/07	56,000	55,712,698
Oesterreichische Kontrollbank AG 5.245%, 12/18/06	65,000	64,839,164
Sheffield Receivables Corp. 5.260%, 12/13/06	15,600	15,572,399
5.260%, 12/18/06	10,000	9,974,958
5.260%, 12/20/06	22,000	21,938,380
Sigma Finance Corp. 5.250%, 01/29/07	18,000	17,843,915
5.080%, 02/05/07	47,000	46,544,523

	Face Amount	Value†
	(000)
Societe Generale North America 5.240%, 12/18/06	$35,000	$34,913,396
5.245%, 12/18/06	4,000	3,990,102
5.330%, 01/25/07	10,000	9,919,838
Swedish Export Credit Corp. 5.250%, 01/09/07	6,000	5,965,862
Swedish Housing Finance Corp. 5.060%, 02/05/07	40,000	39,615,732
5.240%, 02/06/07	22,000	21,785,452
5.250%, 02/06/07	5,000	4,951,239
UBS Finance Delaware, Inc. 5.250%, 12/01/06	4,200	4,200,000
5.250%, 12/11/06	7,539	7,528,014
5.355%, 12/18/06	10,000	9,975,256
5.000%, 01/05/07	14,000	13,928,583
5.325%, 01/24/07	30,000	29,763,840
Westpac Banking Corp. 5.260%, 12/13/06	52,000	51,909,104
Windmill Funding Corp. 5.260%, 12/01/06	3,750	3,750,000
5.260%, 12/27/06	1,048	1,043,985
5.250%, 01/03/07	17,000	16,917,377
5.250%, 01/04/07	6,000	5,969,950
5.245%, 01/26/07	40,000	39,670,036
TOTAL COMMERCIAL PAPER		1,664,055,907
TOTAL — UNITED STATES		2,213,272,043
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,648,000 FHLMC 5.82%, 06/01/36, valued at $1,601,041) to be repurchased at $1,577,227	1,577	1,577,000
TOTAL INVESTMENTS — (100.0%) (Cost $2,409,402,257)		$2,408,496,443

See accompanying Notes to Financial Statements.

THE DFA TWO-YEAR GLOBAL FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

	Face Amount^	Value†
	(000)
AUSTRIA — (3.5%)
BONDS — (3.5%)
Bundes Immobiliengesell (f) 3.500%, 08/22/08	19,200	$16,309,041
Oesterreichische Kontrollbank AG (f) 2.000%, 11/26/07	13,000	10,825,386
(f) 3.500%, 02/18/08	54,475	46,160,699
(f) 1.500%, 03/27/08	21,000	17,366,425
TOTAL — AUSTRIA		90,661,551
BELGIUM — (0.8%)
BONDS — (0.8%)
Belgium, Kingdom of 5.750%, 03/28/08	16,000	21,733,928
CANADA — (2.1%)
BONDS — (2.1%)
British Columbia, Province of (f) 2.125%, 03/26/08	20,000	16,664,219
Canadian Government (e) 4.875%, 07/07/08	28,700	38,681,202
TOTAL — CANADA		55,345,421
DENMARK — (2.8%)
BONDS — (2.8%)
Denmark, Kingdom of 7.000%, 11/15/07	400,000	73,160,471
FRANCE — (8.3%)
BONDS — (8.3%)
Caisse D'Amortissement de la Dette Sociale SA 6.250%, 10/25/07	27,104	36,634,353
(g) 4.625%, 12/07/07	17,500	34,205,317
Caisse Nationale D'Autoroutes (f) 3.375%, 02/27/08	5,000	4,230,658
ERAP 3.375%, 04/25/08	44,850	59,147,782
French Treasury Note 3.500%, 01/12/08	50,000	66,077,554
Total Capital SA (f) 2.500%, 10/01/07	5,000	4,180,516
3.500%, 01/28/08	9,000	11,870,443
TOTAL — FRANCE		216,346,623
GERMANY — (12.9%)
BONDS — (12.9%)
Bayerische Landesbank (g) 5.250%, 12/07/07	8,546	16,785,013
3.250%, 02/28/08	19,600	25,768,722
Bundesschatzanweisungen 2.750%, 12/14/07	42,000	55,099,657
Depfa Deutsche Pfandbriefbank AG (f) 1.750%, 02/18/08	14,640	12,137,615

	Face Amount^	Value†
	(000)
KFW-Kreditanstalt Fuer Wiederaufbau AG (g) 5.375%, 12/07/07	1,500	$2,952,065
Kreditanstalt Fuer Wiederaufbau 3.000%, 11/15/07	51,000	67,048,361
Landesbank Hessen-Thuringen Girozentrale
(g) 5.125%, 12/07/07	4,000	7,848,434
Landeskreditbank Baden- Wuerttemberg Foerderbank (u) 4.875%, 01/30/07	53,000	52,943,820
3.000%, 07/04/08	17,000	22,251,338
Landwirtschaftliche Rentenbank 5.000%, 08/17/07	22,000	29,368,102
(f) 1.750%, 02/12/08	10,000	8,301,277
3.000%, 03/14/08	10,000	13,115,271
(j) 0.650%, 09/30/08	2,536,000	21,864,590
TOTAL — GERMANY		335,484,265
IRELAND — (1.3%)
BONDS — (1.3%)
General Electric Capital Euro Funding 2.750%, 04/18/08	25,000	32,635,679
NETHERLANDS — (8.2%)
BONDS — (8.2%)
Bank Nederlandse Gemeenten (j) 0.800%, 09/22/08	8,300,000	71,771,499
Netherlands, Government of 2.500%, 01/15/08	53,000	69,300,296
Rabobank Nederland NV 3.625%, 01/22/08	50,000	66,177,807
(j) 0.200%, 06/20/08	900,000	7,704,670
TOTAL — NETHERLANDS		214,954,272
NORWAY — (2.3%)
BONDS — (2.3%)
Eksportfinans ASA (e) 3.500%, 04/16/08	45,000	59,354,481
SPAIN — (0.5%)
BONDS — (0.5%)
Instituto de Credito Oficial 2.500%, 07/30/07	10,000	13,140,884
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (8.5%)
BONDS — (8.5%)
Council of Europe Development Bank (u) 4.875%, 01/23/07	53,000	52,954,473
Eurofima (s) 5.625%, 02/05/08	89,000	13,280,622
European Investment Bank (e) 5.000%, 04/15/08	50,000	67,327,405
Inter-American Development Bank (f) 3.000%, 10/22/07	60,260	50,655,459

THE DFA TWO-YEAR GLOBAL FIXED INCOME SERIES

CONTINUED

	Face Amount^	Value†
	(000)
World Bank (International Bank for Reconstruction & Development) (g) 7.125%, 07/30/07	5,000	$9,958,318
(j) 2.000%, 02/18/08	3,190,000	27,964,909
TOTAL — SUPRANATIONAL ORGANIZATION OBLIGATIONS		222,141,186
SWEDEN — (4.4%)
BONDS — (4.4%)
Swedish Export Credit Corp. (u) 2.875%, 01/26/07	35,000	34,881,490
Swedish Government 6.500%, 05/05/08	523,000	79,515,243
TOTAL — SWEDEN		114,396,733
UNITED KINGDOM — (5.5%)
BONDS — (5.5%)
Bank of England Euro Note (e) 2.500%, 01/28/08	57,550	75,186,935
BP Capital Markets P.L.C. (u) 2.750%, 12/29/06	15,066	15,039,740
5.000%, 12/27/07	4,025	7,877,453
GlaxoSmithKline Capital P.L.C. (e) 3.375%, 04/15/08	12,000	15,797,889
HBOS Treasury Services P.L.C. (e) 3.750%, 01/23/08	12,700	16,797,305
Nework Rail Infrastructure Finance P.L.C. 4.500%, 03/14/08	6,000	11,691,387
TOTAL — UNITED KINGDOM		142,390,709
UNITED STATES — (37.2%)
AGENCY OBLIGATIONS — (6.8%)
Federal Home Loan Mortgage Corporation (e) 3.500%, 02/15/08	73,000	96,329,179
Federal National Mortgage Association (t) 6.375%, 08/15/07	65,000	51,227,032
(j) 1.750%, 03/26/08	3,410,000	29,870,751
TOTAL AGENCY OBLIGATIONS		177,426,962
BONDS — (12.4%)
Bank of America Corp. 5.250%, 02/01/07	57,700	57,679,632
Citigroup, Inc. (e) 4.625%, 11/14/07	13,000	17,337,798
(f) 1.500%, 04/07/08	25,000	20,640,083
General Electric Capital Corp. (j) 0.550%, 10/14/08	3,688,000	31,662,319
Landesbank Baden-Wuerttemberg 4.150%, 03/30/07	53,000	52,741,731
Pfizer, Inc. (j) 0.800%, 03/18/08	8,539,000	73,739,840
Toyota Motor Credit Corp. (f) 2.000%, 11/13/07	22,900	19,076,499
(j) 0.750%, 06/09/08	5,956,000	51,440,637
TOTAL BONDS		324,318,539

	Face Amount^	Value†
	(000)
CERTIFICATES OF DEPOSIT INTEREST BEARING — (1.9%)
Wells Fargo Bank NA 4.850%, 01/30/07	50,000	$49,917,795
COMMERCIAL PAPER — (16.1%)
Abbey National North America 5.250%, 12/01/06	50,000	50,000,000
Beta Finance Corp. 5.255%, 02/15/07	32,000	31,643,373
CC (USA), Inc. 5.260%, 01/23/07	4,500	4,464,921
Ciesco L.P. 5.260%, 01/04/07	11,500	11,442,513
5.260%, 01/16/07	50,000	49,661,455
Danske Corp. 5.260%, 12/04/06	70,000	69,969,375
HBOS Treasury Services P.L.C. 5.270%, 01/04/07	9,200	9,154,427
Hewlett-Packard Co. 5.270%, 12/20/06	20,700	20,642,425
Ixis Commercial Paper 5.250%, 12/14/06	11,400	11,378,416
5.260%, 01/12/07	29,000	28,822,172
5.270%, 01/12/07	22,100	21,964,483
New Center Asset Trust 5.270%, 12/06/06	18,000	17,986,649
Sigma Finance Corp. 5.310%, 12/13/06	15,000	14,973,510
5.250%, 01/22/07	12,600	12,503,631
UBS Finance Delaware, Inc. 5.235%, 12/04/06	9,200	9,195,975
5.255%, 01/02/07	4,800	4,777,630
5.220%, 01/05/07	50,000	49,744,940
TOTAL COMMERCIAL PAPER		418,325,895
TOTAL — UNITED STATES		969,989,191
TEMPORARY CASH INVESTMENTS — (1.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collaterallized by $45,817,000 FHLMC 5.82%, 06/01/36, valued at $44,511,467) to be repurchased at $43,859,322	43,853	43,853,000
TOTAL INVESTMENTS — (100.0%) (Cost $2,532,412,532)		$2,605,588,394

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The U.S. Large Company Series	The Enhanced U.S. Large Company Series	The U.S. Large Cap Value Series	The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)
ASSETS:
Investments at Value (including $862,281, $0, $1,570,015 and $19,243 of securities on loan, respectively)	$4,876,285	$347,488	$8,798,548	$211,538
Temporary Cash Investments at Value	949,766	1,762	1,687,547	27,766
Foreign Currencies at Value	—	5,196	—	—
Cash	2,568	—	6,460	260
Receivables:
Investment Securities Sold	1,809	5,297	—	509
Dividends, Interest, and Tax Reclaims	10,766	3,599	18,338	218
Securities Lending Income	122	—	257	12
Fund Shares Sold	3,064	366	14,396	10
Fund Margin Variation	29	166	—	—
Unrealized Gain on Swap Contracts	—	302	—	—
Prepaid Expenses and Other Assets	55	6	3	—
Total Assets	5,844,464	364,182	10,525,549	240,313
LIABILITIES:
Payables:
Upon Return of Securities Loaned	888,901	—	1,623,528	20,146
Investment Securities Purchased	503	10,349	30,687	4,479
Fund Shares Redeemed	1,723	—	33	—
Deferred Revenue	—	—	3,980	260
Due to Advisor	102	14	725	17
Unrealized Loss on Forward Currency Contracts	—	6,388	—	—
Accrued Expenses and Other Liabilities	255	148	290	14
Total Liabilities	891,484	16,899	1,659,243	24,916
NET ASSETS	$4,952,980	$347,283	$8,866,306	$215,397
SHARES OUTSTANDING $0.01 PAR VALUE (1)	N/A	34,211,764	378,204,771	16,170,076
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	N/A	$10.15	$23.44	$13.32
Investments at Cost	$3,266,906	$337,488	$6,926,849	$188,539
Temporary Cash Investments at Cost	$949,766	$1,762	$1,687,547	$27,766
Foreign Currencies at Cost	$—	$5,172	$—	$—
NET ASSETS CONSIST OF:
Paid-In Capital	N/A	$310,823	$6,515,417	$168,696
Accumulated Net Investment Income (Loss)	N/A	7,107	1,485	72
Accumulated Net Realized Gain (Loss) of Investment Securities, Futures and Swap Contracts	N/A	5,916	477,705	23,630
Accumulated Net Realized Foreign Exchange Gain (Loss)	N/A	(790)	—	—
Unrealized Appreciation (Depreciation) of Investment Securities, Futures, Swap Contracts, and Foreign Currency	N/A	30,452	1,871,699	22,999
Unrealized Net Foreign Exchange Gain (Loss)	N/A	(6,225)	—	—
NET ASSETS	N/A	$347,283	$8,866,306	$215,397
(1) NUMBER OF SHARES AUTHORIZED	N/A	Unlimited	Unlimited	Unlimited

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The U.S. Small Cap Value Series	The U.S. Small Cap Series	The U.S. Micro Cap Series	The DFA International Value Series
ASSETS:
Investments at Value (including $974,489, $617,596, $608,615, and $763,064 of securities on loan, respectively)	$9,362,258	$3,597,175	$4,786,221	$7,416,695
Temporary Cash Investments at Value	1,129,385	666,693	688,354	831,470
Foreign Currencies at Value	—	—	—	5,903
Cash	9,291	—	4,061	15
Receivables:
Investment Securities Sold	19,583	2,617	810	2,387
Dividends, Interest, and Tax Reclaims	6,511	1,902	2,400	14,972
Securities Lending Income	777	654	1,403	240
Fund Shares Sold	137	2,438	5,428	9,029
Prepaid Expenses and Other Assets	3	3	21	2
Total Assets	10,527,945	4,271,482	5,488,698	8,280,713
LIABILITIES:
Payables:
Upon Return of Securities Loaned	1,034,125	650,450	658,564	809,429
Investment Securities Purchased	45,251	2,297	3,485	12,511
Fund Shares Redeemed	2,252	—	—	10
Due to Advisor	1,545	89	397	1,202
Accrued Expenses and Other Liabilities	360	142	206	309
Total Liabilities	1,083,533	652,978	662,652	823,461
NET ASSETS	$9,444,412	$3,618,504	$4,826,046	$7,457,252
SHARES OUTSTANDING $0.01 PAR VALUE (1)	368,409,744	201,971,718	393,939,468	338,026,799
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$25.64	$17.92	$12.25	$22.06
Investments at Cost	$7,396,832	$3,017,383	$3,866,772	$5,103,318
Temporary Cash Investments at Cost	$1,129,385	$666,693	$688,354	$831,470
Foreign Currencies at Cost	$—	$—	$—	$5,836
NET ASSETS CONSIST OF:
Paid-In Capital	$6,533,575	$2,803,052	$3,470,322	$4,950,489
Accumulated Net Investment Income (Loss)	1,847	819	1,039	(7,523)
Accumulated Net Realized Gain (Loss) of Investment Securities	943,564	234,841	435,236	200,182
Accumulated Net Realized Foreign Exchange Gain (Loss)	—	—	—	378
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	1,965,426	579,792	919,449	2,313,444
Unrealized Net Foreign Exchange Gain (Loss)	—	—	—	282
NET ASSETS	$9,444,412	$3,618,504	$4,826,046	$7,457,252
(1) NUMBER OF SHARES AUTHORIZED	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The Japanese Small Company Series	The Asia Pacific Small Company Series	The United Kingdom Small Company Series	The Continental Small Company Series
ASSETS:
Investments at Value (including $416,160, $229,423, $5,408, and $283,635 of securities on loan, respectively)	$1,371,085	$741,168	$1,116,170	$1,866,452
Temporary Cash Investments at Value	457,355	290,403	8,670	308,630
Foreign Currencies at Value	6,301	4,891	4,038	2,909
Cash	16	16	15	8
Receivables:
Investment Securities Sold	1,894	4,964	105	5,765
Dividends, Interest, and Tax Reclaims	4,983	1,578	1,762	1,882
Securities Lending Income	752	273	5	359
Fund Shares Sold	5,011	40	—	—
Prepaid Expenses and Other Assets	1	—	1	—
Total Assets	1,847,398	1,043,333	1,130,766	2,186,005
LIABILITIES:
Payables:
Upon Return of Securities Loaned	448,108	288,771	5,696	307,392
Investment Securities Purchased	13,360	4,832	7,113	2,958
Fund Shares Redeemed	23	—	—	217
Due to Advisor	111	60	90	151
Accrued Expenses and Other Liabilities	74	43	41	93
Total Liabilities	461,676	293,706	12,940	310,811
NET ASSETS	$1,385,722	$749,627	$1,117,826	$1,875,194
Investments at Cost	$1,335,464	$587,524	$713,649	$1,135,347
Temporary Cash Investments at Cost	$457,355	$290,403	$8,670	$308,630
Foreign Currencies at Cost	$6,291	$4,350	$3,923	$2,878

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The Emerging Markets Series	The Emerging Markets Small Cap Series	The DFA One-Year Fixed Income Series	The DFA Two-Year Global Fixed Income Series
ASSETS:
Investments at Value (including $68,879, $39,664, $0, and $0 of securities on loan, respectively)	$2,408,783	$903,121	$2,406,919	$2,561,735
Temporary Cash Investments at Value	86,054	46,206	1,577	43,853
Foreign Currencies at Value	470	354	—	41,721
Cash	16	47	1	16
Receivables:
Investment Securities Sold	—	1,484	—	165,501
Dividends, Interest, and Tax Reclaims	3,478	552	8,797	41,769
Securities Lending Income	135	91	—	—
Fund Shares Sold	1,774	—	2,036	3,951
Prepaid Expenses and Other Assets	1	2	1	1
Total Assets	2,500,711	951,857	2,419,331	2,858,547
LIABILITIES:
Payables:
Upon Return of Securities Loaned	82,605	46,206	—	—
Investment Securities Purchased	—	50	—	236,474
Fund Shares Redeemed	—	75	—	—
Due to Advisor	195	145	100	106
Loan Payable	—	660	—	—
Unrealized Loss on Forward Currency Contracts	—	—	—	52,779
Deferred Thailand Capital Gains Tax	2,701	1,086	—	—
Accrued Expenses and Other Liabilities	239	106	100	414
Total Liabilities	85,740	48,328	200	289,773
NET ASSETS	$2,414,971	$903,529	$2,419,131	$2,568,774
SHARES OUTSTANDING $0.01 PAR VALUE (1)	N/A	N/A	241,884,268	252,209,535
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	N/A	N/A	$10.00	$10.19
Investments at Cost	$1,262,760	$627,977	$2,407,825	$2,488,560
Temporary Cash Investments at Cost	$86,054	$46,206	$1,577	$43,853
Foreign Currencies at Cost	$469	$354	$—	$41,475
NET ASSETS CONSIST OF:
Paid-In Capital	N/A	N/A	$2,425,302	$2,519,760
Accumulated Net Investment Income (Loss)	N/A	N/A	9,315	52,411
Accumulated Net Realized Gain (Loss) of Investment Securities	N/A	N/A	(14,580)	(26,470)
Accumulated Net Realized Foreign Exchange Gain (Loss)	N/A	N/A	—	1,152
Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	N/A	N/A	(906)	73,421
Unrealized Net Foreign Exchange Gain (Loss)	N/A	N/A	—	(51,500)
NET ASSETS	N/A	N/A	$2,419,131	$2,568,774
(1) NUMBER OF SHARES AUTHORIZED	N/A	N/A	Unlimited	Unlimited

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The U.S. Large Company Series	The Enhanced U.S. Large Company Series	The U.S. Large Cap Value Series	The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)
Investment Income
Dividends	$85,425	—	$121,542	$2,847
Interest	3,293	$11,821	4,025	86
Income from Securities Lending	993	—	2,231	139
Total Investment Income	89,711	11,821	127,798	3,072
Expenses
Investment Advisory Services Fees	1,122	164	7,124	189
Accounting & Transfer Agent Fees	462	52	720	39
S&P 500® Fees	84	6	—	—
Custodian Fees	74	38	200	11
Legal Fees	29	—	41	—
Audit Fees	60	4	92	2
Shareholders' Reports	40	3	57	—
Directors'/Trustees' Fees & Expenses	62	5	95	—
Other	68	6	96	10
Total Expenses	2,001	278	8,425	251
Net Investment Income (Loss)	87,710	11,543	119,373	2,821
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	(8,634)	(2,115)	477,934	24,094
Net Realized Gain (Loss) on Futures	6,769	8,831	—	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	(790)	—	—
Net Realized Gain (Loss) on Swap Contracts	—	1,860	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	523,721	11,808	631,814	7,231
Futures	(1,050)	16,928	—	—
Swap Contracts	—	(613)	—	—
Translation of Foreign Currency Denominated Amounts	—	(5,635)	—	—
Net Realized and Unrealized Gain (Loss)	520,806	30,274	1,109,748	31,325
Net Increase (Decrease) in Net Assets Resulting from Operations	$608,516	$41,817	$1,229,121	$34,146

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The U.S. Small Cap Value Series	The U.S. Small Cap Series	The U.S. Micro Cap Series	The DFA International Value Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0, and $14,345, respectively)	$109,271	$30,044	$34,457	$196,983
Interest	4,292	1,006	1,457	1,745
Income from Securities Lending	8,164	7,248	15,279	8,035
Total Investment Income	121,727	38,298	51,193	206,763
Expenses
Investment Advisory Services Fees	16,724	972	4,419	11,736
Accounting & Transfer Agent Fees	842	339	455	601
Custodian Fees	287	128	170	905
Legal Fees	50	20	28	30
Audit Fees	111	43	59	76
Shareholders' Reports	73	28	38	42
Directors'/Trustees' Fees & Expenses	114	44	61	78
Other	125	55	74	121
Total Expenses	18,326	1,629	5,304	13,589
Net Investment Income (Loss)	103,401	36,669	45,889	193,174
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	945,679	237,752	436,862	201,700
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	378
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	517,884	201,127	125,507	1,351,708
Translation of Foreign Currency Denominated Amounts	—	—	—	486
Net Realized and Unrealized Gain (Loss)	1,463,563	438,879	562,369	1,554,272
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,566,964	$475,548	$608,258	$1,747,446

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The Japanese Small Company Series	The Asia Pacific Small Company Series	The United Kingdom Small Company Series	The Continental Small Company Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $1,173, $312, $0, and $4,335, respectively)	$15,583	$22,516	$24,916	$30,579
Interest	356	171	129	298
Income from Securities Lending	9,001	2,083	69	4,095
Total Investment Income	24,940	24,770	25,114	34,972
Expenses
Investment Advisory Services Fees	1,369	568	888	1,446
Accounting & Transfer Agent Fees	160	81	112	167
Custodian Fees	280	260	77	484
Legal Fees	8	3	4	7
Audit Fees	19	7	12	19
Shareholders' Reports	10	4	6	10
Directors'/Trustees' Fees & Expenses	19	7	12	19
Other	31	34	19	33
Total Expenses	1,896	964	1,130	2,185
Net Investment Income (Loss)	23,044	23,806	23,984	32,787
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	62,821	37,029	30,432	46,115
Net Realized Gain (Loss) on Foreign Currency Transactions	(83)	(442)	359	(3)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(135,957)	130,890	275,001	455,015
Translation of Foreign Currency Denominated Amounts	218	15	23	130
Net Realized and Unrealized Gain (Loss)	(73,001)	167,492	305,815	501,257
Net Increase (Decrease) in Net Assets Resulting from Operations	$(49,957)	$191,298	$329,799	$534,044

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The Emerging Markets Series	The Emerging Markets Small Cap Series	The DFA One-Year Fixed Income Series	The DFA Two-Year Global Fixed Income Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $6,646, $1,810, $0 and $0, respectively)	$58,074	$19,095	—	—
Interest	430	159	$95,747	$74,299
Income from Securities Lending	289	239	—	—
Total Investment Income	58,793	19,493	95,747	74,299
Expenses
Investment Advisory Services Fees	2,146	1,431	1,136	1,163
Accounting & Transfer Agent Fees	236	95	243	254
Custodian Fees	1,783	833	62	239
Legal Fees	14	4	7	12
Audit Fees	34	19	30	31
Shareholders' Reports	17	4	19	18
Directors'/Trustees' Fees & Expenses	29	10	31	32
Other	83	27	32	30
Total Expenses	4,342	2,423	1,560	1,779
Net Investment Income (Loss)	54,451	17,070	94,187	72,520
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	28,277	65,664	(4,503)	(15,021)
Net Realized Gain (Loss) on Foreign Currency Transactions	(585)	(496)	—	1,152
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	484,776	160,217	16,421	91,272
Translation of Foreign Currency Denominated Amounts	(23)	6	—	(46,235)
Deferred Thailand Capital Gains Tax	902	(475)	—	—
Net Realized and Unrealized Gain (Loss)	513,347	224,916	11,918	31,168
Net Increase (Decrease) in Net Assets Resulting from Operations	$567,798	$241,986	$106,105	$103,688

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The U.S. Large Company Series		The Enhanced U.S. Large Company Series		The U.S. Large Cap Value Series		The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$87,710	$72,280	$11,543	$7,946	$119,373	$75,708	$2,821	$1,582
Net Realized Gain (Loss) on Investment Securities Sold	(8,634)	(28,767)	(2,115)	(853)	477,934	200,126	24,094	17,330
Net Realized Gain (Loss) on Futures	6,769	5,427	8,831	19,024	—	—	—	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	(790)	1,331	—	—	—	—
Net Realized Gain (Loss) on Swap Contracts	—	—	1,860	1,285	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	523,721	274,881	11,808	(1,810)	631,814	400,320	7,231	2,075
Futures	(1,050)	(507)	16,928	(5,647)	—	—	—	—
Swap Contracts	—	—	(613)	(732)	—	—	—	—
Translation of Foreign Currency Denominated Amounts	—	—	(5,635)	(841)	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	608,516	323,314	41,817	19,703	1,229,121	676,154	34,146	20,987
Distributions From:
Net Investment Income	—	—	(4,468)	(8,787)	(127,544)	(79,209)	(2,875)	(4,014)
Net Short-Term Gains	—	—	—	—	(14,160)	—	(4,164)	(10,061)
Net Long-Term Gains	—	—	(4,136)	—	(186,026)	(3,972)	(12,060)	(14,166)
Total Distributions	—	—	(8,604)	(8,787)	(327,730)	(83,181)	(19,099)	(28,241)
Capital Share Transactions (1):
Shares Issued	—	—	55,264	90,909	1,997,675	1,391,582	42,240	21,337
Shares Issued in Lieu of Cash Distributions	—	—	8,537	8,742	317,835	79,551	15,942	24,689
Shares Redeemed	—	—	(63,339)	(18,739)	(182,182)	(152,432)	(30,488)	(73,441)
Net Increase (Decrease) from Capital Share Transactions	—	—	462	80,912	2,133,328	1,318,701	27,694	(27,415)
Transactions in Interest:
Contributions	753,004	841,720	—	—	—	—	—	—
Withdrawals	(647,252)	(420,241)	—	—	—	—	—	—
Net Increase (Decrease) from Transactions in Interest	105,752	421,479	—	—	—	—	—	—
Total Increase (Decrease) in Net Assets	714,268	744,793	33,675	91,828	3,034,719	1,911,674	42,741	(34,669)
Net Assets
Beginning of Period	4,238,712	3,493,919	313,608	221,780	5,831,587	3,919,913	172,656	207,325
End of Period	$4,952,980	$4,238,712	$347,283	$313,608	$8,866,306	$5,831,587	$215,397	$172,656
(1) Shares Issued and Redeemed:
Shares Issued	N/A	N/A	5,851	10,210	92,566	71,023	3,386	1,820
Shares Issued in Lieu of Cash Distributions	N/A	N/A	916	962	15,344	4,005	1,403	2,171
Shares Redeemed	N/A	N/A	(6,751)	(2,093)	(8,564)	(7,495)	(2,474)	(6,321)
	N/A	N/A	16	9,079	99,346	67,533	2,315	(2,330)
Accumulated Net Investment Income (Loss)	N/A	N/A	$7,107	$586	$1,485	$9,656	$72	$126

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The U.S. Small Cap Value Series		The U.S. Small Cap Series		The U.S. Micro Cap Series		The DFA International Value Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$103,401	$51,264	$36,669	$24,657	$45,889	$27,891	$193,174	$97,688
Net Realized Gain (Loss) on Investment Securities Sold	945,679	791,360	237,752	235,770	436,862	409,242	201,700	132,514
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	—	—	—	378	(1,607)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	517,884	(60,062)	201,127	11,172	125,507	(55,490)	1,351,708	292,697
Translation of Foreign Currency Denominated Amounts	—	—	—	—	—	—	486	(566)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,566,964	782,562	475,548	271,599	608,258	381,643	1,747,446	520,726
Distributions From:
Net Investment Income	(104,797)	(92,273)	(37,137)	(29,151)	(46,539)	(30,958)	(202,210)	(111,684)
Net Short-Term Gains	(37,843)	(67,865)	(34,285)	(18,607)	(72,770)	(50,131)	(11,375)	(2,493)
Net Long-Term Gains	(678,973)	(512,160)	(153,072)	(94,497)	(336,642)	(217,324)	(115,307)	(104,987)
Total Distributions	(821,613)	(672,298)	(224,494)	(142,255)	(455,951)	(298,413)	(328,892)	(219,164)
Capital Share Transactions (1):
Shares Issued	899,678	978,174	463,046	573,230	516,783	467,796	1,589,921	1,219,383
Shares Issued in Lieu of Cash Distributions	795,998	652,819	221,851	141,201	443,063	290,416	307,948	211,691
Shares Redeemed	(523,514)	(509,260)	(211,846)	(270,466)	(238,645)	(105,344)	(226,869)	(168,981)
Net Increase (Decrease) from Capital Share Transactions	1,172,162	1,121,733	473,051	443,965	721,201	652,868	1,671,000	1,262,093
Total Increase (Decrease) in Net Assets	1,917,513	1,231,997	724,105	573,309	873,508	736,098	3,089,554	1,563,655
Net Assets
Beginning of Period	7,526,899	6,294,902	2,894,399	2,321,090	3,952,538	3,216,440	4,367,698	2,804,043
End of Period	$9,444,412	$7,526,899	$3,618,504	$2,894,399	$4,826,046	$3,952,538	$7,457,252	$4,367,698
(1) Shares Issued and Redeemed:
Shares Issued	37,774	44,122	27,493	36,505	44,880	42,103	80,546	74,612
Shares Issued in Lieu of Cash Distributions	36,792	29,950	14,136	9,104	41,073	26,103	16,678	13,315
Shares Redeemed	(22,249)	(22,661)	(12,687)	(16,851)	(20,711)	(9,278)	(11,688)	(10,303)
	52,317	51,411	28,942	28,758	65,242	58,928	85,536	77,624
Accumulated Net Investment Income (Loss)	$1,847	$3,243	$819	$1,287	$1,039	$1,689	$(7,523)	$1,082

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The Japanese Small Company Series		The Asia Pacific Small Company Series		The United Kingdom Small Company Series		The Continental Small Company Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$23,044	$12,930	$23,806	$15,428	$23,984	$15,787	$32,787	$18,511
Net Realized Gain (Loss) on Investment Securities Sold	62,821	24,072	37,029	15,727	30,432	14,748	46,115	98,606
Net Realized Gain (Loss) on Foreign Currency Transactions	(83)	(553)	(442)	33	359	(335)	(3)	(312)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(135,957)	202,804	130,890	77	275,001	30,824	455,015	17,382
Translation of Foreign Currency Denominated Amounts	218	(324)	15	(11)	23	(3)	130	(163)
Net Increase (Decrease) in Net Assets Resulting from Operations	(49,957)	238,929	191,298	31,254	329,799	61,021	534,044	134,024
Transactions in Interest:
Contributions	334,524	327,851	171,488	96,480	158,726	215,506	375,913	232,255
Withdrawals	(50,274)	(20,483)	(9,082)	(14,810)	(13,737)	(11,252)	(16,701)	(38,985)
Net Increase (Decrease) from Transactions in Interest	284,250	307,368	162,406	81,670	144,989	204,254	359,212	193,270
Total Increase (Decrease) in Net Assets	234,293	546,297	353,704	112,924	474,788	265,275	893,256	327,294
Net Assets
Beginning of Period	1,151,429	605,132	395,923	282,999	643,038	377,763	981,938	654,644
End of Period	$1,385,722	$1,151,429	$749,627	$395,923	$1,117,826	$643,038	$1,875,194	$981,938

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The Emerging Markets Series		The Emerging Markets Small Cap Series		The DFA One-Year Fixed Income Series		The DFA Two-Year Global Fixed Income Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$54,451	$54,628	$17,070	$9,988	$94,187	$60,850	$72,520	$55,719
Net Realized Gain (Loss) on Investment Securities Sold	28,277	36,298	65,664	14,368	(4,503)	(5,933)	(15,021)	(11,188)
Net Realized Gain (Loss) on Foreign Currency Transactions	(585)	(1,337)	(496)	(730)	—	—	1,152	10,253
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	484,776	317,021	160,217	60,507	16,421	(9,874)	91,272	(11,917)
Translation of Foreign Currency Denominated Amounts	(23)	(14)	6	(37)	—	—	(46,235)	(7,000)
Deferred Thailand Capital Gains Tax	902	73	(475)	(82)	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	567,798	406,669	241,986	84,014	106,105	45,043	103,688	35,867
Distributions From:
Net Investment Income	—	—	—	—	(90,843)	(58,014)	(19,326)	(63,320)
Return of Capital	—	—	—	—	—	—	—	(4,594)
Total Distributions	—	—	—	—	(90,843)	(58,014)	(19,326)	(67,914)
Capital Share Transactions (1):
Shares Issued	—	—	—	—	1,068,203	819,589	511,783	390,509
Shares Issued in Lieu of Cash Distributions	—	—	—	—	89,382	55,892	19,113	67,700
Shares Redeemed	—	—	—	—	(707,260)	(648,450)	(114,719)	(65,059)
Net Increase (Decrease) from Capital Share Transactions	—	—	—	—	450,325	227,031	416,177	393,150
Transactions in Interest:
Contributions	455,977	397,412	181,431	230,557	—	—	—	—
Withdrawals	(461,369)	(111,778)	(65,159)	(7,165)	—	—	—	—
Net Increase (Decrease) from Transactions in Interest	(5,392)	285,634	116,272	223,392	—	—	—	—
Total Increase (Decrease) in Net Assets	562,406	692,303	358,258	307,406	465,587	214,060	500,539	361,103
Net Assets
Beginning of Period	1,852,565	1,160,262	545,271	237,865	1,953,544	1,739,484	2,068,235	1,707,132
End of Period	$2,414,971	$1,852,565	$903,529	$545,271	$2,419,131	$1,953,544	$2,568,774	$2,068,235
(1) Shares Issued and Redeemed:
Shares Issued	N/A	N/A	N/A	N/A	107,376	82,192	51,248	39,260
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	8,997	5,617	1,908	6,844
Shares Redeemed	N/A	N/A	N/A	N/A	(71,080)	(65,098)	(11,439)	(6,538)
	N/A	N/A	N/A	N/A	45,293	22,711	41,717	39,566
Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	$9,315	$5,971	$52,411	$5,229

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Large Company Series	The Enhanced U.S. Large Company Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	N/A	N/A	N/A	N/A	N/A	$9.17	$8.83	$7.94	$6.97	$8.41
Income From Investment Operations
Net Investment Income (Loss)	—	—	—	—	—	0.33	(A)	0.27	(A)	0.08	0.15	0.18
Net Gains (Losses) on Securities (Realized and Unrealized)	—	—	—	—	—	0.90	0.36	0.91	0.93	(1.46)
Total From Investment Operations	—	—	—	—	—	1.23	0.63	0.99	1.08	(1.28)
Less Distributions
Net Investment Income	—	—	—	—	—	(0.13)	(0.29)	(0.10)	(0.11)	(0.16)
Net Realized Gains	—	—	—	—	—	(0.12)	—	—	—	—
Return of Capital	—	—	—	—	—	—	—	—	—	—
Total Distributions	—	—	—	—	—	(0.25)	(0.29)	(0.10)	(0.11)	(0.16)
Net Asset Value, End of Period	N/A	N/A	N/A	N/A	N/A	$10.15	$9.17	$8.83	$7.94	$6.97
Total Return	14.25%	8.51%	12.77%	15.05%	(16.59)%	13.69%	7.21%	12.50%	15.71%	(15.34)%
Net Assets, End of Period (thousands)	$4,952,980	$4,238,712	$3,493,919	$3,000,997	$2,623,557	$347,283	$313,608	$221,780	$141,478	$101,407
Ratio of Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%	0.08%	0.17%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.87%	1.99%	1.75%	1.53%	3.52%	2.96%	1.59%	1.44%	2.61%
Portfolio Turnover Rate	4%	6%	2%	8%	11%	134%	57%	125%	138%	183%

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Large Cap Value Series	The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$20.91	$18.55	$15.41	$13.01	$14.44	$12.46	$12.81	$11.26	$9.08	$10.21
Income From Investment Operations
Net Investment Income (Loss)	0.36	(A)	0.29	0.23	0.21	0.20	0.18	(A)	0.10	0.12	0.24	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	3.27	2.41	3.09	2.41	(1.43)	2.04	1.31	2.73	2.90	0.14
Total From Investment Operations	3.63	2.70	3.32	2.62	(1.23)	2.22	1.41	2.85	3.14	0.24
Less Distributions
Net Investment Income	(0.38)	(0.32)	(0.18)	(0.22)	(0.20)	(0.19)	(0.27)	(0.08)	(0.07)	(0.10)
Net Realized Gains	(0.72)	(0.02)	—	—	—	(1.17)	(1.49)	(1.22)	(0.89)	(1.27)
Total Distributions	(1.10)	(0.34)	(0.18)	(0.22)	(0.20)	(1.36)	(1.76)	(1.30)	(0.96)	(1.37)
Net Asset Value, End of Period	$23.44	$20.91	$18.55	$15.41	$13.01	$13.32	$12.46	$12.81	$11.26	$9.08
Total Return	18.16%	14.66%	21.68%	20.34%	(8.64)%	19.85%	12.52%	27.86%	38.88%	2.17%
Net Assets, End of Period (thousands)	$8,866,306	$5,831,587	$3,919,913	$2,510,662	$1,737,809	$215,397	$172,656	$207,325	$179,407	$804,555
Ratio of Expenses to Average Net Assets	0.12%	0.14%	0.15%	0.15%	0.15%	0.13%	0.14%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.68%	1.56%	1.41%	1.62%	1.49%	1.49%	0.87%	1.03%	0.89%	1.04%
Portfolio Turnover Rate	13%	9%	7%	7%	9%	40%	33%	38%	43%	34%

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Small Cap Value Series	The U.S. Small Cap Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$23.81	$23.78	$20.20	$15.04	$16.54	$16.73	$16.09	$13.84	$9.93	$11.08
Income From Investment Operations
Net Investment Income (Loss)	0.29	(A)	0.17	0.16	0.12	0.11	0.19	(A)	0.15	0.12	0.08	0.09
Net Gains (Losses) on Securities (Realized and Unrealized)	4.11	2.35	5.09	6.29	0.11	2.27	1.44	2.22	3.92	(1.00)
Total From Investment Operations	4.40	2.52	5.25	6.41	0.22	2.46	1.59	2.34	4.00	(0.91)
Less Distributions
Net Investment Income	(0.30)	(0.31)	(0.08)	(0.12)	(0.11)	(0.19)	(0.18)	(0.08)	(0.09)	(0.10)
Net Realized Gains	(2.27)	(2.18)	(1.59)	(1.13)	(1.61)	(1.08)	(0.77)	(0.01)	—	(0.14)
Total Distributions	(2.57)	(2.49)	(1.67)	(1.25)	(1.72)	(1.27)	(0.95)	(0.09)	(0.09)	(0.24)
Net Asset Value, End of Period	$25.64	$23.81	$23.78	$20.20	$15.04	$17.92	$16.73	$16.09	$13.84	$9.93
Total Return	20.63%	11.67%	27.87%	46.31%	1.05%	15.90%	10.40%	16.99%	40.32%	(8.42)%
Net Assets, End of Period (thousands)	$9,444,412	$7,526,899	$6,294,902	$4,518,054	$3,148,780	$3,618,504	$2,894,399	$2,321,090	$1,468,486	$851,901
Ratio of Expenses to Average Net Assets	0.22%	0.24%	0.25%	0.25%	0.25%	0.05%	0.07%	0.07%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.24%	0.75%	0.78%	0.75%	0.70%	1.13%	0.94%	0.85%	0.84%	0.81%
Portfolio Turnover Rate	27%	27%	26%	35%	30%	18%	21%	16%	16%	34%

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Micro Cap Series	The DFA International Value Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$12.02	$11.92	$10.48	$7.11	$7.50	$17.30	$16.04	$12.40	$9.33	$10.15
Income From Investment Operations
Net Investment Income (Loss)	0.12	(A)	0.09	0.07	0.05	0.04	0.65	(A)	0.43	0.33	0.27	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	1.48	1.10	1.65	3.47	(0.25)	5.27	1.95	3.61	3.06	(0.78)
Total From Investment Operations	1.60	1.19	1.72	3.52	(0.21)	5.92	2.38	3.94	3.33	(0.54)
Less Distributions
Net Investment Income	(0.12)	(0.10)	(0.05)	(0.05)	(0.05)	(0.67)	(0.52)	(0.30)	(0.25)	(0.25)
Net Realized Gains	(1.25)	(0.99)	(0.23)	(0.10)	(0.13)	(0.49)	(0.60)	—	(0.01)	(0.03)
Total Distributions	(1.37)	(1.09)	(0.28)	(0.15)	(0.18)	(1.16)	(1.12)	(0.30)	(0.26)	(0.28)
Net Asset Value, End of Period	$12.25	$12.02	$11.92	$10.48	$7.11	$22.06	$17.30	$16.04	$12.40	$9.33
Total Return	15.00%	10.77%	16.83%	50.34%	(2.96)%	35.73%	15.61%	32.15%	36.24%	(5.53)%
Net Assets, End of Period (thousands)	$4,826,046	$3,952,538	$3,216,440	$2,624,043	$1,611,189	$7,457,252	$4,367,698	$2,804,043	$1,604,778	$1,125,467
Ratio of Expenses to Average Net Assets	0.12%	0.14%	0.15%	0.15%	0.15%	0.23%	0.27%	0.28%	0.30%	0.30%
Ratio of Net Investment Income to Average Net Assets	1.04%	0.80%	0.64%	0.68%	0.58%	3.29%	2.71%	2.35%	2.61%	2.36%
Portfolio Turnover Rate	22%	24%	27%	19%	19%	8%	10%	15%	14%	18%

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

	The Japanese Small Company Series					The Asia Pacific Small Company Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	(2.28)%	31.03%	32.73%	47.87%	(9.62)%	38.26%	9.30%	27.40%	61.47%	7.28%
Net Assets, End of Period (thousands)	$1,385,722	$1,151,429	$605,132	$283,699	$195,047	$749,627	$395,923	$282,999	$156,765	$121,637
Ratio of Expenses to Average Net Assets	0.14%	0.22%	0.27%	0.28%	0.27%	0.17%	0.27%	0.32%	0.31%	0.32%
Ratio of Net Investment Income to Average Net Assets	1.68%	1.51%	1.45%	1.41%	1.26%	4.19%	4.33%	3.82%	3.35%	3.77%
Portfolio Turnover Rate	9%	6%	5%	16%	5%	14%	10%	11%	15%	26%
	The United Kingdom Small Company Series					The Continental Small Company Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	44.80%	12.88%	29.68%	44.65%	(4.67)%	47.10%	18.97%	36.57%	52.86%	3.22%
Net Assets, End of Period (thousands)	$1,117,826	$643,038	$377,763	$160,917	$98,899	$1,875,194	$981,938	$654,644	$448,407	$263,068
Ratio of Expenses to Average Net Assets	0.13%	0.22%	0.27%	0.26%	0.26%	0.15%	0.24%	0.26%	0.30%	0.31%
Ratio of Net Investment Income to Average Net Assets	2.70%	3.19%	2.70%	3.25%	3.03%	2.27%	2.16%	2.09%	2.49%	2.22%
Portfolio Turnover Rate	8%	12%	7%	7%	6%	7%	18%	9%	11%	12%

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

	The Emerging Markets Series					The Emerging Markets Small Cap Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	31.87%	31.23%	35.47%	39.67%	2.10%	40.55%	24.85%	35.22%	52.80%	13.07%
Net Assets, End of Period (thousands)	$2,414,971	$1,852,565	$1,160,262	$607,561	$343,193	$903,529	$545,271	$237,865	$117,744	$40,379
Ratio of Expenses to Average Net Assets	0.20%	0.27%	0.31%	0.34%	0.34%	0.34%	0.49%	0.52%	0.54%	0.51%
Ratio of Net Investment Income to Average Net Assets	2.54%	3.70%	2.63%	2.23%	1.64%	2.39%	2.70%	1.93%	2.44%	2.03%
Portfolio Turnover Rate	11%	9%	2%	1%	8%	18%	8%	11%	6%	16%

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The DFA One-Year Fixed Income Series	The DFA Two-Year Global Fixed Income Series
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$9.94	$10.00	$10.10	$10.19	$10.11	$9.83	$9.99	$10.13	$10.22	$10.03
Income From Investment Operations
Net Investment Income (Loss)	0.42	(A)	0.30	0.16	0.15	0.27	0.31	(A)	0.29	(A)	0.12	0.25	0.30
Net Gains (Losses) on Securities (Realized and Unrealized)	0.04	(0.07)	(0.04)	0.04	0.09	0.13	(0.10)	—	(0.01)	0.16
Total From Investment Operations	0.46	0.23	0.12	0.19	0.36	0.44	0.19	0.12	0.24	0.46
Less Distributions
Net Investment Income	(0.40)	(0.29)	(0.15)	(0.16)	(0.28)	(0.08)	(0.33)	(0.15)	(0.19)	(0.27)
Net Realized Gains	—	—	(0.07)	(0.12)	—	—	—	(0.11)	(0.14)	—
Return of Capital	—	—	—	—	—	—	(0.02)	—	—	—
Total Distributions	(0.40)	(0.29)	(0.22)	(0.28)	(0.28)	(0.08)	(0.35)	(0.26)	(0.33)	(0.27)
Net Asset Value, End of Period	$10.00	$9.94	$10.00	$10.10	$10.19	$10.19	$9.83	$9.99	$10.13	$10.22
Total Return	4.72%	2.32%	1.21%	1.95%	3.57%	4.52%	1.92%	1.22%	2.36%	4.60%
Net Assets, End of Period (thousands)	$2,419,131	$1,953,544	$1,739,484	$1,455,374	$992,829	$2,568,774	$2,068,235	$1,707,132	$1,195,610	$799,308
Ratio of Expenses to Average Net Assets	0.07%	0.09%	0.09%	0.09%	0.09%	0.08%	0.10%	0.11%	0.13%	0.14%
Ratio of Net Investment Income to Average Net Assets	4.15%	3.04%	1.63%	1.51%	2.65%	3.12%	2.96%	1.96%	1.78%	3.20%
Portfolio Turnover Rate	28%	40%	154%	143%	154%	111%	59%	131%	144%	138%

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one investment portfolios, of which sixteen are included in this section of the report, (collectively, the "Series") and five are presented in separate reports.

Domestic Equity Portfolios

The U.S. Large Company Series

The Enhanced U.S. Large Company Series

The U.S. Large Cap Value Series

The U.S. Targeted Value Series*

The U.S. Small Cap Value Series

The U.S. Small Cap Series

The U.S. Micro Cap Series

International Equity Portfolios

The DFA International Value Series

The Japanese Small Company Series

The Asia Pacific Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Emerging Markets Series

The Emerging Markets Small Cap Series

Fixed Income Portfolios

The DFA One-Year Fixed Income Series

The DFA Two-Year Global Fixed Income Series

* Effective December 12, 2006, The U.S. Small XM Value Series changed its name to The U.S. Targeted Value Series.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation:  Securities held by the Domestic Equity Portfolios and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the

New York Stock Exchange (NYSE). For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of an International Equity Portfolio. When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Fixed income instruments held by The Enhanced U.S. Large Company Series and the Fixed Income Portfolios, are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees.

Futures contracts held by The U.S. Large Company Series and The Enhanced U.S. Large Company Series are valued using the settlement price established each day on the exchange on which they are traded.

2.  Foreign Currency Translation: Securities and other assets and liabilities of The Enhanced U.S. Large Company Series, the International Equity Portfolios and The DFA Two-Year Global Fixed Income Series, whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Enhanced U.S. Large Company Series and The DFA Two-Year Global Fixed Income Series also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are also marked to market daily based on daily exchange rates.

The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized. However, The Enhanced U.S. Large Company Series and The DFA Two-Year Global Fixed Income Series do isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of The Enhanced U.S. Large Company Series, the International Equity Portfolios and The DFA Two-Year Global Fixed Income Series and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The International Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The funds accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series, investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging Markets Series and The Emerging Markets Small Cap Series accrue for taxes on the capital gains throughout the holding period of the underlying securities. These funds are also subject to a 10% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

5.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series' financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not"

of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Trust. For the year ended November 30, 2006, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The U.S. Large Company Series	0.025%

The Enhanced U.S. Large Company Series	0.05%

The U.S. Large Cap Value Series	0.10%

The U.S. Targeted Value Series	0.10%

The U.S. Small Cap Value Series	0.20%

The U.S. Small Cap Series	0.03%

The U.S. Micro Cap Series	0.10%

The DFA International Value Series	0.20%

The Japanese Small Company Series	0.10%

The Asia Pacific Small Company Series	0.10%

The United Kingdom Small Company Series	0.10%

The Continental Small Company Series	0.10%

The Emerging Markets Series	0.10%

The Emerging Markets Small Cap Series	0.20%

The DFA One-Year Fixed Income Series	0.05%

The DFA Two-Year Global Fixed Income Series	0.05%

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30, 2006, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At November 30, 2006, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Company Series	$110

The Enhanced U.S. Large Company Series	8

The U.S. Large Cap Value Series	151

The U.S. Targeted Value Series	5

The U.S. Small Cap Value Series	199

The U.S. Small Cap Series	77

The U.S. Micro Cap Series	103

The DFA International Value Series	$117

The Japanese Small Company Series	28

The Asia Pacific Small Company Series	12

The United Kingdom Small Company Series	17

The Continental Small Company Series	28

The Emerging Markets Series	46

The Emerging Markets Small Cap Series	13

The DFA One-Year Fixed Income Series	57

The DFA Two-Year Global Fixed Income Series	55

E.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
The U.S. Large Company Series	—	—	$366,370	$189,366
The Enhanced U.S. Large Company Series	$8,979	$46,800	300,763	273,320
The U.S. Large Cap Value Series	—	—	2,812,901	946,109
The U.S. Targeted Value Series	—	—	84,529	75,126
The U.S. Small Cap Value Series	—	—	2,704,756	2,267,134
The U.S. Small Cap Series	—	—	861,440	592,901
The U.S. Micro Cap Series	—	—	1,277,932	981,638
The DFA International Value Series	—	—	1,929,943	460,558
The Japanese Small Company Series	—	—	419,677	118,669
The Asia Pacific Small Company Series	—	—	261,753	78,949
The United Kingdom Small Company Series	—	—	238,369	74,570
The Continental Small Company Series	—	—	479,836	95,433
The Emerging Markets Series	—	—	275,802	231,614
The Emerging Markets Small Cap Series	—	—	259,917	131,036
The DFA One-Year Fixed Income Series	66,050	307,195	346,051	482,432
The DFA Two-Year Global Fixed Income Series	16,833	332,777	2,576,908	2,056,798

F.  Federal Income Taxes:

It is the intention of The Enhanced U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Targeted Value Series, The U.S. Small Cap Value Series, The U.S. Small Cap Series, The U.S. Micro Cap Series, The DFA International Value Series, The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series each to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income and capital gains to its shareholders.

The U.S. Large Company Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series are treated as partnerships for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to foreign bond bifurcation and net realized gains on securities considered to be "passive foreign investment companies", were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
The Enhanced U.S. Large Company Series	—	$(554)	$554
The U.S. Small Cap Value Series	$(61)	—	61
The DFA International Value Series	—	431	(431)
The DFA Two-Year Global Fixed Income Series	—	(6,012)	6,012

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
The Enhanced U.S. Large Company Series
2005	$8,651	$136	$8,787
2006	4,468	4,136	8,604
The U.S. Large Cap Value Series
2005	79,209	3,972	83,181
2006	141,704	186,026	327,730
The U.S. Targeted Value Series
2005	14,075	14,166	28,241
2006	7,039	12,060	19,099
The U.S. Small Cap Value Series
2005	160,138	512,160	672,298
2006	142,640	678,973	821,613
The U.S. Small Cap Series
2005	47,758	94,497	142,255
2006	71,422	153,072	224,494
The U.S. Micro Cap Series
2005	81,089	217,324	298,413
2006	119,309	336,642	455,951
The DFA International Value Series
2005	114,177	104,987	219,164
2006	213,585	115,307	328,892
The DFA One-Year Fixed Income Series
2005	58,014	—	58,014
2006	90,843	—	90,843

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
The DFA Two-Year Global Fixed Income Series
2005	$63,320	—	$4,594	$67,914
2006	19,326	—	—	19,326

At November 30, 2006 the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
The Enhanced U.S. Large Company Series	$11,852	$14,420	—	$26,272
The U.S. Large Cap Value Series	15,465	463,876	—	479,341
The U.S. Targeted Value Series	5,085	18,686	—	23,771
The U.S. Small Cap Value Series	79,453	868,422	—	947,875
The U.S. Small Cap Series	38,116	199,936	—	238,052
The U.S. Micro Cap Series	62,137	375,179	—	437,316
The DFA International Value Series	29,356	185,656	—	215,012
The DFA One-Year Fixed Income Series	9,372	—	$(14,580)	(5,208)
The DFA Two-Year Global Fixed Income Series	3,195	—	(26,470)	(23,275)

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the following Series' had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on November 30,
	2012	2013	2014	Total
The DFA One-Year Fixed Income Series	$4,145	$5,932	$4,503	$14,580
The DFA Two-Year Global Fixed Income Series	6,273	11,188	9,009	26,470

Some of the Series' investments are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At November 30, 2006, the following Series' had unrealized appreciation (depreciation) (mark to market) and realized gains on the sale of passive foreign investment companies, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income (amounts in thousands):

	Mark to Market	Realized Gains
The DFA International Value Series	$21,675	$18,925
The Japanese Small Company Series	2,438	2,838
The Asia Pacific Small Company Series	1,928	1,634
The United Kingdom Small Company Series	14,316	33
The Continental Small Company Series	4,308	4,008
The Emerging Markets Series	1,672	1,623
The Emerging Markets Small Cap Series	280	477

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
The U.S. Large Company Series	$4,390,003	$1,754,582	$(318,534)	$1,436,048
The Enhanced U.S. Large Company Series	339,250	10,477	(477)	10,000
The U.S. Large Cap Value Series	8,614,396	2,092,494	(220,795)	1,871,699
The U.S. Targeted Value Series	216,369	40,876	(17,941)	22,935
The U.S. Small Cap Value Series	8,528,482	2,564,212	(601,051)	1,963,161
The U.S. Small Cap Series	3,686,394	901,165	(323,691)	577,474
The U.S. Micro Cap Series	4,556,064	1,427,293	(508,782)	918,511
The DFA International Value Series	5,956,646	2,367,740	(76,221)	2,291,519
The Japanese Small Company Series	1,798,268	213,054	(182,882)	30,172
The Asia Pacific Small Company Series	879,905	222,236	(70,570)	151,666
The United Kingdom Small Company Series	736,645	440,518	(52,323)	388,195
The Continental Small Company Series	1,448,285	766,091	(39,294)	726,797
The Emerging Markets Series	1,352,987	1,179,292	(37,442)	1,141,850
The Emerging Markets Small Cap Series	674,465	309,312	(34,450)	274,862
The DFA One-Year Fixed Income Series	2,409,402	21	(927)	(906)
The DFA Two-Year Global Fixed Income Series	2,532,413	76,335	(3,160)	73,175

G.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Forward Currency Contracts: The Enhanced U.S. Large Company Series and The DFA Two-Year Global Fixed Income Series may enter into forward foreign currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. At November 30, 2006, The Enhanced U.S. Large Company Series and The DFA Two-Year Global Fixed Income Series had entered into the following contracts and the net unrealized foreign exchange gain/(Ioss) is reflected in the accompanying financial statements (amounts in thousands):

The Enhanced U.S. Large Company Series

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at November 30, 2006	Unrealized Foreign Exchange Gain (Loss)
12/14/06	2,196	Pound Sterling	$4,189	$4,317	$(128)
12/14/06	95,120	Swedish Krona	13,462	13,902	(440
12/14/06	28,340	Swiss Franc	22,899	23,681	(782)
12/22/06	92,620	Euro	118,920	122,795	(3,875)

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at November 30, 2006	Unrealized Foreign Exchange Gain (Loss)
12/28/06	51,915	Denmark Krone	$8,941	$9,235	$(294)
12/28/06	5,891,031	Japanese Yen	50,204	51,073	(869)
		Total	$218,615	$225,003	$(6,388)

The DFA Two-Year Global Fixed Income Series

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at November 30, 2006	Unrealized Foreign Exchange Gain (Loss)
12/14/06	66,323	Australian Dollar	$50,941	$52,306	$(1,365)
12/14/06	297,190	Euro	382,193	393,857	(11,664)
12/14/06	7,249,024	Japanese Yen	61,975	62,702	(727)
12/14/06	46,978	Pound Sterling	89,536	92,354	(2,818)
12/14/06	661,988	Swedish Krona	93,689	96,748	(3,059)
12/14/06	274,947	Swiss Franc	222,516	229,722	(7,206)
12/22/06	157,882	Euro	202,879	209,311	(6,432)
12/28/06	415,319	Denmark Krone	71,526	73,882	(2,356)
12/28/06	298,597	Euro	383,552	395,996	(12,444)
12/28/06	29,462,509	Japanese Yen	250,824	255,532	(4,708)
		Total	$1,809,631	$1,862,410	$(52,779)

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

3.  Foreign Markets Risks: Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

4.  Futures Contracts:  During the year ended November 30, 2006, The U.S. Large Company Series ("Large Company") and The Enhanced U.S. Large Company Series ("Enhanced") entered into futures contracts in accordance with their investment objectives. Upon entering into a futures contract, Large Company and Enhanced deposit cash or pledge U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by Large Company and Enhanced as unrealized gains or losses until the contracts are closed. When the contracts are closed, Large Company and Enhanced record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that Large Company and Enhanced could lose more than the initial margin requirements.

At November 30, 2006, Large Company and Enhanced had the following outstanding futures contracts (dollar amounts in thousands):

The U.S. Large Company Series

Description	Expiration Date	Number of Contracts	Contract Value	Unrealized Gain/(Loss)
S&P 500 Index®	December 15, 2006	178	$62,429	$1,398

Large Company had approximately $2,567 (amount in thousands) of cash segregated as collateral for the open futures contracts and has been accounted for on the Statements of Assets and Liabilities.

The Enhanced U.S. Large Company Series

Description	Expiration Date	Number of Contracts	Contract Value	Unrealized Gain/(Loss)
S&P 500 Index®	December 15, 2006	948	$332,487	$20,126

Enhanced's securties have been segregated as collateral for the open futures contracts.

5.  Equity Index Swaps: Enhanced may enter into equity index swaps in accordance with its investment objectives. A swap agreement obligates two parties to exchange returns realized on a notional amount agreed upon by both parties. The obligations of the parties are calculated on a net basis based on the daily fluctuations in the indices on which the agreement is based. The daily net fluctuation is recorded as unrealized appreciation/(depreciation) by Enhanced. At the termination of the agreement, Enhanced will receive from or pay to the counterparty, the accumulated net unrealized appreciation/(depreciation), which will then be recorded as realized. Payments made by Enhanced are based on the London Interbank Offered Rate (LIBOR) plus 0.03% per annum calculated on the original notional amount plus accumulated interest added on the monthly LIBOR reset date. Payments received by Enhanced are based on the daily value of the S&P 500 Index® plus accumulated dividends as expressed in Index points calculated on the original notional amount.

Risks may arise upon entering into equity index swap agreements in the event of the default or bankruptcy of a swap agreement counterparty where the swap agreement counterparty would not be able to pay any unrealized appreciation upon termination of the agreement, and in the event of unfavorable market and interest changes resulting in a liability of Enhanced.

At November 30, 2006, Enhanced had the following outstanding S&P 500 Index® swap, which was approximately 4% of the portfolio's net assets (dollar amounts in thousands):

Counterparty	Effective Date	Termination Date	Notional Amount	Unrealized Appreciation/(Depreciation)
Morgan Stanley	October 19, 2006	April 13, 2007	$13,656	$302

H.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 27, 2007. For the year ended November 30, 2006, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Cap Value Series	5.00%	$9,389	1	$1	$9,389
The U.S. Targeted Value Series	5.75%	1,110	32	6	3,096
The U.S. Small Cap Series	6.00%	2,640	4	2	3,934
The U.S. Micro Cap Series	5.00%	14,571	3	6	16,155

There were no outstanding borrowings by the Series under this line of credit at November 30, 2006.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. For the year ended November 30, 2006, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	5.70%	$2,509	2	$1	$3,791
The United Kingdom Small Company Series	5.85%	279	16	1	885
The Continental Small Company Series	5.60%	398	14	1	2,343
The Emerging Markets Series	5.58%	8,313	26	27	27,742
The Emerging Markets Small Cap Series	5.79%	915	10	1	1,918

At November 30, 2006, The Emerging Markets Small Cap Series had a loan outstanding in the amount of $660 (in thousands). There were no other outstanding borrowings by the Series under this line of credit at November 30, 2006.

I.  Securities Lending:

As of November 30, 2006, some of the Series had securities on loan to brokers/dealers, for which each Series held cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to each Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Company Series, The Enhanced U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series), The U.S. Small Cap Value Series, The U.S. Small Cap Series, The U.S. Micro Cap Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series, The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year December 1, 2005 to November 30, 2006, each Portfolio/Series is designating the following items with regard to distributions paid during the fiscal year.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualified Qualifying Dividend Income(2)	U.S. Government Interest	Foreign Tax Credit(4)	Qualified Interest Income(5)	Short- Term Capital Gain(6)
U.S. Large Company Portfolio	100.00%	—	—	—	—	100.00%	100.00%	80.22%	—	—	3.97%	—
Enhanced U.S. Large Company Portfolio	100.00%	—	—	—	—	100.00%	—	—	—	—	40.13%	—
U.S. Large Cap Value Portfolio	93.66%	0.03%	6.31%	—	—	100.00%	97.46%	81.13%	—	—	3.30%	12.69%
U.S. Targeted Value Portfolio (formerly, U.S. Small XM Value Portfolio)	39.88%	0.07%	60.05%	—	—	100.00%	34.36%	27.35%	—	—	1.09%	68.94%
U.S. Small Cap Value Portfolio	15.55%	0.04%	84.41%	—	—	100.00%	69.12%	58.57%	—	—	3.24%	37.88%
U.S. Core Equity 1 Portfolio	99.78%	0.22%	—	—	—	100.00%	100.00%	87.63%	—	—	3.65%	9.61%
U.S. Core Equity 2 Portfolio	99.79%	0.21%	—	—	—	100.00%	88.71%	82.51%	—	—	4.91%	16.47%
US Vector Equity Portfolio	100.00%	—	—	—	—	100.00%	31.98%	29.26%	—	—	14.12%	100.00%
U. S Small Cap Portfolio	29.45%	0.15%	70.40%	—	—	100.00%	45.87%	40.93%	—	—	1.60%	64.94%
U.S. Micro Cap Portfolio	30.54%	0.06%	69.40%	—	—	100.00%	35.97%	32.31%	—	—	1.31%	82.90%
DFA Real Estate Securities Portfolio	69.86%	2.07%	28.07%	—	—	100.00%	—	—	—	—	1.10%	4.06%
Large Cap International Portfolio	100.00%	—	—	—	—	100.00%	—	66.47%	—	7.21%	0.82%	—
International Core Equity Portfolio	100.00%	—	—	—	—	100.00%	—	71.63%	—	8.37%	3.05%	22.82%
International Small Company Portfolio	35.31%	6.88%	57.81%	—	—	100.00%	—	49.44%	—	5.73%	1.13%	33.74%
Japanese Small Company Portfolio	100.00%	—	—	—	—	100.00%	—	76.88%	—	7.12%	1.49%	—
Asia Pacific Small Company Portfolio	100.00%	—	—	—	—	100.00%	—	48.57%	—	1.78%	0.85%	—
United Kingdom Small Company Portfolio	36.99%	10.36%	52.65%	—	—	100.00%	—	72.34%	—	—	0.43%	29.57%
Continental Small Company Portfolio	20.50%	2.60%	76.90%	—	—	100.00%	—	36.84%	—	13.43%	0.83%	39.11%
DFA International Small Cap Value Portfolio	34.17%	8.70%	57.13%	—	—	100.00%	—	53.00%	—	5.87%	1.10%	18.31%
Emerging Markets Portfolio	98.96%	—	1.04%	—	—	100.00%	—	68.32%	—	11.49%	0.62%	—
Emerging Markets Small Cap Portfolio	44.44%	12.58%	42.98%	—	—	100.00%	—	56.98%	—	10.64%	0.81%	44.78%
Emerging Markets Core Equity Portfolio	97.32%	1.79%	0.89%	—	—	100.00%	—	67.05%	—	15.53%	2.94%	20.23%
DFA One-Year Fixed Income Portfolio	100.00%	—	—	—	—	100.00%	—	—	—	—	59.32%	—
DFA Two-Year Global Fixed Income Portfolio	100.00%	—	—	—	—	100.00%	—	—	—	—	29.25%	—
DFA Five-Year Government Portfolio (3)	100.00%	—	—	—	—	100.00%	—	—	99.84%	—	80.24%	—
DFA Five-Year Global Fixed Income Portfolio (3)	91.92%	—	—	8.08%	—	100.00%	—	—	11.63%	—	19.81%	—
DFA Intermediate Government Fixed Income Portfolio (3)	90.70%	—	9.30%	—	—	100.00%	—	—	99.88%	—	79.85%	—
DFA Short-Term Municipal Bond Portfolio	—	—	—	—	100.00%	100.00%	—	—	—	—	92.44%	—
Dimensional Investment Group Inc.
DFA International Value Portfolio	72.47%	0.01%	27.52%	—	—	100.00%	—	58.45%	—	—	0.85%	5.96%
The DFA Investment Trust Company
The Enhanced U.S. Large Company Series (3)	51.93%	—	48.07%	—	—	100.00%	—	—	24.38%	—	96.18%	100.00%
The U.S. Large Cap Value Series	38.92%	4.32%	56.76%	—	—	100.00%	89.95%	74.42%	—	—	2.67%	9.79%
The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)	15.05%	21.80%	63.15%	—	—	100.00%	29.10%	28.17%	—	—	1.19%	42.05%
The U.S. Small Cap Value Series	12.76%	4.61%	82.63%	—	—	100.00%	58.20%	51.34%	—	—	2.73%	54.30%
The U.S. Small Cap Series	16.54%	15.27%	68.19%	—	—	100.00%	38.53%	35.42%	—	—	1.38%	50.37%
The U.S. Micro Cap Series	10.21%	15.96%	73.83%	—	—	100.00%	27.32%	25.60%	—	—	1.16%	37.67%
The DFA International Value Series	61.48%	3.46%	35.06%	—	—	100.00%	—	55.02%	—	4.36%	0.77%	6.94%
The DFA One-Year Fixed Income Series (3)	100.00%	—	—	—	—	100.00%	—	—	22.74%	—	55.24%	—
The DFA Two-Year Global Fixed Income Series (3)	100.00%	—	—	—	—	100.00%	—	—	25.69%	—	100.00%	—

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(5)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

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DFA113006-001A

DFA INVESTMENT DIMENSIONS GROUP INC.

Tax-Managed U.S. Marketwide Value Portfolio

Tax-Managed U.S. Equity Portfolio

Tax-Managed U.S. Small Cap Value Portfolio

Tax-Managed U.S. Small Cap Portfolio

Tax-Managed DFA International Value Portfolio

Annual Report

Year Ended November 30, 2006

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# Tax-Managed U.S. Marketwide Value Portfolio vs. Russell 3000 Value Index
December 14, 1998-November 30, 2006

Growth of $10,000
DFA Tax-Managed US Marketwide Value Portfolio
Russell 3000 Value Index
$20,000
$10,000
$0
$19,507
$19,090
12/98
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 12/14/1998 |
|---|---|---|---|
| | 17.45% | 9.91% | 8.46% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# Tax-Managed U.S. Equity Portfolio vs. Dow Jones Wilshire 5000 Index
## September 25, 2001-November 30, 2006

Growth of $10,000

DFA Tax-Managed US Equity Portfolio
Dow Jones Wilshire 5000 Index
$20,000
$10,000
$0
$16,511
$15,457
09/01
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 9/25/2001 |
|---|---|---|---|
| | 12.84% | 5.58% | 8.77% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Dow Jones Wilshire data provided by Dow Jones Indexes.

1

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

# Tax-Managed U.S. Small Cap Value Portfolio vs. Russell 2000 Value Index

## December 11, 1998-November 30, 2006

Growth of $10,000
DFA Tax-Managed US Small Cap Value Portfolio
Russell 2000 Value Index
$40,000
$30,000
$20,000
$10,000
$0
$31,446
$29,169
12/98
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 12/11/1998 |
|---|---|---|---|
| | 17.70% | 16.25% | 15.46% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# Tax-Managed U.S. Small Cap Portfolio vs. Russell 2000 Index
## December 15, 1998-November 30, 2006

Growth of $10,000
DFA Tax-Managed US Small Cap Portfolio
Russell 2000 Index
$30,000
$20,000
$10,000
$0
$26,687
$22,316
12/98
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 12/15/1998 |
|---|---|---|---|
| | 14.88% | 12.77% | 13.13% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# Tax-Managed DFA International Value Portfolio vs. MSCI EAFE Index (net dividends)
April 16, 1999-November 30, 2006

Growth of $10,000
DFA Tax-Managed International Value Portfolio
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
$23,216
$15,961
04/99
2000
2001
2002
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 4/16/1999 |
|---|---|---|---|
| | 35.01% | 19.98% | 11.68% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2006, all rights reserved.

2

DFA INVESTMENT DIMENSIONS GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. Equity Market Review  Year Ended November 30, 2006

Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the year under review, small company stocks as measured by the Russell 2000 Index® outperformed large company stocks, as measured by the Russell 1000 Index®, and value stocks, as measured by the Russell 3000 Value Index®, outperformed growth stocks, as measured by the Russell 3000 Growth Index®.

% Total Return for Year Ended November 30, 2006

Russell 3000 Value Index®	20.38%
Russell 3000 Growth Index®	8.82%
Russell Mid Cap Index® (mid-size companies)	16.47%
Russell 1000 Index® (large companies)	14.15%
Russell 2000 Index® (small companies)	17.43%

When the size sectors are further segmented by value and growth characteristics, the distinction in performance within sectors was more significant.

% Total Return for Year Ended November 30, 2006

Russell 2000 Growth Index® (small growth companies)	13.45%
Russell 2000 Value Index® (small value companies)	21.47%
Russell Mid Cap Growth Index® (mid-cap growth companies)	12.88%
Russell Mid Cap Value Index® (mid-cap value companies)	20.16%
Russell 1000 Growth Index® (large growth companies)	8.37%
Russell 1000 Value Index® (large value companies)	20.28%

Source: Frank Russell Company is the source and owner of Russell data. S&P data presented below is provided by Standard & Poor's Index Services Group.

Differences in returns for the various Dimensional U.S. equity funds over the year ended November 30, 2006 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios. Differences in performance relative to the benchmarks, particularly for the small cap portfolios, were also attributable to the unusually positive returns of the Russell index benchmarks during June and July 2006 - the period just after Russell's reconstitution when the indices buy new securities that meet their inclusion criteria and sell existing ones that do not. Historically, the performance of Russell indices suffer during reconstitution as they are forced to purchase securities that have increased in price prior to their addition, giving Dimensional's funds a relative performance advantage. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the "Advisor") generally results in portfolios with greater emphasis on value or small company characteristics relative to widely-used index benchmarks. As a result, in years when value or small company index benchmarks have outperformed growth or large company index benchmarks, it should not be surprising to find investment strategies with a greater exposure to small company or value characteristics outperform growth and large company benchmarks.

3

Master-Feeder Structure

Certain portfolios described below, called "Feeder Funds," do not buy individual securities directly; instead, these portfolios invest in corresponding funds called "Master Funds." Master Funds, in turn, purchase stocks, bonds, and/or other securities.

Domestic Equity Portfolios' Performance Overview

Tax-Managed U.S. Marketwide Value Portfolio

The Tax-Managed U.S. Marketwide Value Portfolio seeks to capture the returns of U.S. value stocks by purchasing shares of a Master Fund that invests in such stocks. The Master Fund also seeks to maximize the after-tax value of a shareholder's investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to U.S. value stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 1,575 stocks and essentially was fully invested in equities throughout the year: average cash levels were about 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, value stocks outperformed growth issues. Total returns were 14.23% for the S&P 500 Index®, 20.38% for the Russell 3000 Value Index®, and 8.82% for the Russell 3000 Growth Index®. Total return for the Tax-Managed U.S. Marketwide Value Portfolio over this year was 17.45%. Relative to the Russell 3000 Value Index®, underperformance of the Portfolio was primarily due to portfolio composition and greater exposure to stocks with more pronounced value characteristics (measured by book-to-market ratio). Stocks in the Portfolio falling in the top quintile when ranked by book-to-market ratio lagged stocks with weaker value characteristics included in the Index but outside the Portfolio's buy range. The lack of REIT and utility securities in the Portfolio also hurt performance. In spite of the approximately 4 percentage points underperformance relative to the Russell 3000 Value Index® during the months after the Russell reconstitution and the drag in the portfolio performance due to fees and expenses, the portfolio underperformance was approximately 2.9%.

Tax-Managed U.S. Equity Portfolio

The Tax-Managed U.S. Equity Portfolio seeks to capture the returns associated with the broad universe of U.S. stocks by purchasing shares of a Master Fund that invests in such stocks. The Master Fund also seeks to maximize the after-tax value of a shareholder's investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to the U.S. equity universe, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Master Fund held approximately 2,827 stocks, and essentially was fully invested in equities throughout the year: average cash levels were about 1% of the Portfolio's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, total returns were 14.23% for the S&P 500 Index®, 14.44% for the Russell 3000 Index®, 14.68% for the Dow Jones Wilshire 5000 Index® and 12.84% for the Tax-Managed U.S. Equity Portfolio. Relative to the Dow Jones Wilshire 5000 Index®, the underperformance of the Portfolio was primarily due to portfolio composition. The exclusion of REIT securities, one of the best performing sectors in the Dow Jones Wilshire 5000 Index®, limited returns. The appreciation of non-US companies and certain US companies included in the Index but not the Portfolio also contributed to the underperformance.

Tax-Managed U.S. Small Cap Value Portfolio

The Tax-Managed U.S. Small Cap Value Portfolio seeks to capture the returns of U.S. small company value stocks in a manner that maximizes the after-tax value of a shareholder's investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the

4

Portfolio held approximately 1,450 stocks and essentially was fully invested in equities throughout the year: average cash levels were about 1.0% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the securities markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks generally performed better than large company stocks. Total returns during this year were 14.23% for the S&P 500 Index®, 21.47% for the Russell 2000 Value Index®, and 17.70% for the Tax-Managed U.S. Small Cap Value Portfolio. Relative to the Russell 2000 Value Index®, the lagging performance of the Portfolio was primarily due to a lack of exposure to REITs and utilities, which outperformed the Index by about seven and two percentage points, respectively (REITs represented approximately 12% of the Index while utilities represented about 6%) and the Index also benefited from unsually positive returns during its reconstitution in June 2006.

Tax-Managed U.S. Small Cap Portfolio

The Tax-Managed U.S. Small Cap Portfolio seeks to capture the returns of U.S. small company stocks in a manner that maximizes the after tax value of a shareholder's investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Portfolio held approximately 2,850 stocks, and essentially was fully invested in equities throughout the year: average cash levels were about 1.0% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, small company stocks outperformed large company stocks. Total returns during this year were 14.23% for the S&P 500 Index®, 17.43% for the Russell 2000 Index®, and 14.88% for the Tax-Managed U.S. Small Cap Portfolio. The underperformance of the Portfolio was primarily due to a lack of exposure to REIT securities, which outperformed the Index by more than 11 percentage points (REITs comprised about 7.6% of the Index) and unusally positive returns for the Index during its June 2006 reconstitution.

International Equity Market Review  Year Ended November 30, 2006

International equity markets had broadly positive returns for the year under review. When expressed in local currencies, prices rose strongly in all of the largest country constituents of the MSCI EAFE Index with the exception of Japan. Net returns were improved by appreciation of most of the relevant non-U.S. currencies relative to the U.S. dollar. Overall, currency exchange rate changes added to returns for U.S. dollar-based investors: total return for the MSCI EAFE Index (net dividends) was 16.68% in local currency and 28.20% in U.S. dollars.

% Total Returns for Year Ended November 30, 2006

Ten Largest Foreign Developed Markets	Local Currency Return	U.S. Dollar Return
United Kingdom	15.33%	31.10%
Japan	8.89%	12.65%
France	20.34%	35.30%
Switzerland	17.30%	28.71%
Germany	21.64%	36.76%
Netherlands	19.10%	33.91%
Australia	23.02%	31.21%
Italy	22.21%	37.41%
Spain	33.57%	50.18%
Canada	21.61%	24.44%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

5

Large company growth stocks and small cap stocks were the poorest-performing asset classes in international markets, while large company value stocks had the best relative results.

% Total Returns for Year Ended November 30, 2006 (U.S. dollars)

MSCI EAFE Small Cap Index (net dividends)	24.70%
MSCI EAFE Value Index (net dividends)	31.08%
MSCI EAFE Index (net dividends)	28.20%
MSCI EAFE Growth Index (net dividends)	25.29%

Returns in emerging markets were higher, on average, than in developed country markets, although results varied widely among individual countries. For the year under review, total returns were 33.95% for the MSCI Emerging Markets Index (net dividends), and 28.20% for the MSCI EAFE Index (net dividends).

% Total Returns for Year Ended November 30, 2006

Country	Total Returns (U.S. $)
Argentina	60.02%
Brazil	33.44%
Chile	21.39%
Hungary	18.29%
India	60.50%
Indonesia	80.88%
Israel	0.72%
Malaysia	32.63%
Mexico	39.80%
Philippines	47.63%
Poland	46.66%
South Africa	24.92%
South Korea	24.55%
Taiwan	27.80%
Thailand	35.23%
Turkey	-8.90%

Gross returns unless otherwise noted.

Source: MSCI data copyright MSCI 2006, all rights reserved.

International Equity Portfolios' Performance Overview

Tax-Managed DFA International Value Portfolio

The Tax-Managed DFA International Value Portfolio seeks to capture the returns of international large company value stocks in a manner that maximizes the after-tax value of a shareholder's investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Portfolio held about 700 stocks in 22 developed country markets, as of November 30, 2006, and essentially was fully invested in equities throughout the year: average cash levels were about 1.0% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, value stocks outperformed growth stocks in international markets. Total returns were 28.20% for the MSCI EAFE Index (net dividends), 25.29% for the MSCI EAFE Growth Index (net dividends) and 31.08% for the MSCI EAFE Value Index (net dividends). Total return for the Tax-Managed DFA International Value Portfolio over

6

this year was 35.01%. Relative to the MSCI EAFE Index (net dividends), the better performance of the Portfolio was primarily due to greater exposure to stocks with value characteristics (measured by book-to-market ratio). International value stocks outperformed growth stocks by thirteen percentage points and the Portfolio allocated 72% of its assets to these stocks compared to 27% for the Index. The returns of local currencies relative to the U.S. dollar added approximately ten percentage points to the local performance of the Portfolio holdings.

7

DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

FNMA  Federal National Mortgage Association

FHLMC  Federal Home Loan Mortgage Corporation

FHLB  Federal Home Loan Bank

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of November 30, 2006.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission.

REITs  Real Estate Investment Trusts

8

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended November 30, 2006

EXPENSE TABLES
Tax-Managed U.S. Marketwide Value Portfolio **	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,089.90	0.38%	$1.99
Hypothetical 5% Annual Return	$1,000.00	$1,023.16	0.38%	$1.93

9

Tax-Managed U.S. Equity Portfolio **	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,099.00	0.22%	$1.16
Hypothetical 5% Annual Return	$1,000.00	$1,023.97	0.22%	$1.12
Tax-Managed U.S. Small Cap Value Portfolio
Actual Fund Return	$1,000.00	$1,069.70	0.53%	$2.75
Hypothetical 5% Annual Return	$1,000.00	$1,022.41	0.53%	$2.69
Tax-Managed U.S. Small Cap Portfolio
Actual Fund Return	$1,000.00	$1,068.30	0.53%	$2.75
Hypothetical 5% Annual Return	$1,000.00	$1,022.41	0.53%	$2.69
Tax-Managed DFA International Portfolio
Actual Fund Return	$1,000.00	$1,136.40	0.54%	$2.89
Hypothetical 5% Annual Return	$1,000.00	$1,022.36	0.54%	$2.74

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

**  The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

10

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following tables, which present portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, are provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for each of the underlying Master Funds' holdings which reflect the investments by category.

FEEDER FUNDS

Affiliated Investment Companies
Tax-Managed U.S. Marketwide Value Portfolio	100.0%
Tax-Managed U.S. Equity Portfolio	100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	REITs	Telecommunication Services	Utilities	Other	Total
Tax-Managed U.S. Small Cap Value Portfolio	19.3%	4.4%	5.1%	20.6%	5.2%	17.5%	15.7%	10.1%	0.3%	1.2%	0.6%	0.0%	100.0%
Tax-Managed U.S. Small Cap Portfolio	16.8%	3.1%	7.6%	13.3%	12.3%	17.1%	19.7%	5.7%	0.1%	1.2%	3.0%	0.1%	100.0%
Tax-Managed DFA International Value Portfolio	16.5%	4.0%	2.2%	43.4%	0.6%	9.2%	2.1%	10.9%	0.2%	5.0%	5.1%	0.8%	100.0%

11

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
November 30, 2006

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Tax-Managed U.S. Marketwide Value Series of The DFA Investment Trust Company	$2,506,156,341
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,728,832,265)	$2,506,156,341

TAX-MANAGED U.S. EQUITY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Tax-Managed U.S. Equity Series of The DFA Investment Trust Company	$1,487,783,962
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,145,630,059)	$1,487,783,962

See accompanying Notes to Financial Statements.
12

TAX-MANAGED U.S. SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (89.2%)
Consumer Discretionary — (17.2%)
American Greetings Corp. Class A	436,900	$10,402,589	0.3%
ArvinMeritor, Inc.	579,500	10,031,145	0.3%
* Big Lots, Inc.	592,800	13,225,368	0.4%
Bob Evans Farms, Inc.	336,775	11,440,247	0.4%
# Borders Group, Inc.	408,100	9,345,490	0.3%
BorgWarner, Inc.	195,266	11,286,375	0.4%
Brown Shoe Company, Inc.	196,611	9,327,226	0.3%
# Dillards, Inc. Class A	306,600	10,905,762	0.4%
Group 1 Automotive, Inc.	189,600	9,667,704	0.3%
Speedway Motorsports, Inc.	315,900	11,972,610	0.4%
Other Securities		504,915,254	15.6%
Total Consumer Discretionary		612,519,770	19.1%
Consumer Staples — (3.9%)
Corn Products International, Inc.	287,700	10,449,264	0.3%
Pilgrim's Pride Corp.	539,015	13,755,663	0.4%
Universal Corp.	211,500	9,849,555	0.3%
Other Securities		105,838,243	3.4%
Total Consumer Staples		139,892,725	4.4%
Energy — (4.5%)
* Whiting Petroleum Corp.	202,118	9,701,664	0.3%
Other Securities		150,398,697	4.7%
Total Energy		160,100,361	5.0%
Financials — (18.4%)
1st Source Corp.	308,436	9,644,794	0.3%
21st Century Insurance Group	674,202	11,522,112	0.4%
Delphi Financial Group, Inc. Class A	347,248	14,063,544	0.4%
First Niagara Financial Group, Inc.	850,588	12,222,950	0.4%
MAF Bancorp, Inc.	259,098	11,397,721	0.4%
# NewAlliance Bancshares, Inc.	884,900	14,468,115	0.5%
# Odyssey Re Holdings Corp.	285,770	10,079,108	0.3%
Ohio Casualty Corp.	482,340	14,089,151	0.4%
Provident Financial Services, Inc.	515,804	9,382,475	0.3%
Selective Insurance Group, Inc.	231,904	12,875,310	0.4%
Susquehanna Bancshares, Inc.	406,670	11,248,492	0.4%
UMB Financial Corp.	258,479	9,506,858	0.3%
Umpqua Holdings Corp.	425,792	12,782,276	0.4%
Other Securities		502,236,041	15.5%
Total Financials		655,518,947	20.4%
Health Care — (4.7%)
Total Health Care		166,282,315	5.2%
Industrials — (15.6%)
* Alaska Air Group, Inc.	250,800	10,315,404	0.3%
Belden CDT, Inc.	482,850	19,222,259	0.6%
IKON Office Solutions, Inc.	907,100	14,667,807	0.5%
* PHH Corp.	336,000	9,670,080	0.3%
Regal-Beloit Corp.	241,478	12,346,770	0.4%
Ryder System, Inc.	192,100	10,021,857	0.3%
Skywest, Inc.	517,116	13,052,008	0.4%
# Trinity Industries, Inc.	260,800	9,858,240	0.3%

13

TAX-MANAGED U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Werner Enterprises, Inc.	605,435	$11,291,363	0.4%
Other Securities		445,788,545	13.9%
Total Industrials		556,234,333	17.4%
Information Technology — (14.0%)
Imation Corp.	252,500	11,693,275	0.4%
* MPS Group, Inc.	637,400	9,554,626	0.3%
Other Securities		477,235,609	14.8%
Total Information Technology		498,483,510	15.5%
Materials — (9.0%)
Carpenter Technology Corp.	86,300	9,217,703	0.3%
Chaparral Steel Co.	230,000	10,695,000	0.3%
Commercial Metals Co.	477,600	13,874,280	0.4%
NewMarket Corp.	180,900	11,356,902	0.4%
*# OM Group, Inc.	240,400	11,310,820	0.4%
Reliance Steel & Aluminum Co.	351,252	13,519,689	0.4%
Sensient Technologies Corp.	409,500	9,758,385	0.3%
# Steel Dynamics, Inc.	519,080	16,880,482	0.5%
* Terra Industries, Inc.	908,700	9,405,045	0.3%
# Worthington Industries, Inc.	549,100	10,158,350	0.3%
Other Securities		202,962,869	6.4%
Total Materials		319,139,525	10.0%
Other — (0.0%)
Total Other		1,779	0.0%
Real Estate Investment Trusts — (0.3%)
Longview Fibre Co.	449,618	9,361,047	0.3%
Telecommunication Services — (1.1%)
Total Telecommunication Services		37,714,536	1.2%
Utilities — (0.5%)
# New Jersey Resources Corp.	173,500	8,978,625	0.3%
Other Securities		9,442,847	0.3%
Total Utilities		18,421,472	0.6%
TOTAL COMMON STOCKS		3,173,670,320	99.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		72	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (10.8%)
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $358,710,000 FHLB Bonds, rates ranging from 4.000% to 5.550%, maturities ranging from 04/25/07 to 11/06/13, valued at $362,694,908) to be repurchased at $348,637,622	$348,586	348,586,302	10.9%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $35,531,000 FHLMC 5.82%, 06/01/36, valued at $34,518,562) to be repurchased at $34,012,903	34,008	34,008,000	1.0%
TOTAL TEMPORARY CASH INVESTMENTS		382,594,302	11.9%
TOTAL INVESTMENTS — (100.0%) (Cost $2,608,679,798)		$3,556,264,694	111.0%

See accompanying Notes to Financial Statements.
14

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (84.1%)
Consumer Discretionary — (14.1%)
# American Eagle Outfitters, Inc.	60,600	$2,737,908	0.2%
*# Big Lots, Inc.	118,500	2,643,735	0.2%
Choice Hotels International, Inc.	51,400	2,343,840	0.2%
* Gaylord Entertainment Co.	47,050	2,300,745	0.1%
*# Guess?, Inc.	37,600	2,337,216	0.2%
* Jack in the Box, Inc.	44,200	2,717,858	0.2%
*# Nutri/System, Inc.	33,600	2,320,080	0.1%
* Payless ShoeSource, Inc.	87,200	2,719,768	0.2%
* Rent-A-Center, Inc.	79,906	2,184,630	0.1%
* Vail Resorts, Inc.	52,250	2,300,045	0.1%
Other Securities		252,402,802	15.2%
Total Consumer Discretionary		277,008,627	16.8%
Consumer Staples — (2.6%)
* NBTY, Inc.	79,200	2,878,920	0.2%
Other Securities		48,228,426	2.9%
Total Consumer Staples		51,107,346	3.1%
Energy — (6.4%)
*# Denbury Resources, Inc.	85,060	2,496,511	0.2%
* Oceaneering International, Inc.	55,500	2,420,355	0.2%
* Plains Exploration & Production Co.	63,971	3,011,755	0.2%
# Range Resources Corp.	78,750	2,448,337	0.2%
* Southwestern Energy Co.	81,000	3,412,530	0.2%
# Tesoro Petroleum Corp.	51,600	3,635,220	0.2%
* Universal Compression Holdings, Inc.	40,100	2,524,295	0.2%
* Veritas DGC, Inc.	37,300	2,915,741	0.2%
*# Whiting Petroleum Corp.	47,664	2,287,872	0.1%
Other Securities		99,432,704	5.8%
Total Energy		124,585,320	7.5%
Financials — (11.3%)
*# AmeriCredit Corp.	110,000	2,579,500	0.2%
* ProAssurance Corp.	43,400	2,223,382	0.1%
Other Securities		215,158,949	13.0%
Total Financials		219,961,831	13.3%
Health Care — (10.3%)
* AMERIGROUP Corp.	69,400	2,372,786	0.2%
Other Securities		199,693,570	12.0%
Total Health Care		202,066,356	12.2%
Industrials — (14.5%)
* Alaska Air Group, Inc.	54,000	2,221,020	0.1%
*# Continental Airlines, Inc.	63,450	2,578,608	0.2%
* EMCOR Group, Inc.	37,400	2,231,658	0.1%
* Flowserve Corp.	45,900	2,471,256	0.2%
* JetBlue Airways Corp.	161,100	2,200,626	0.1%
# Joy Global, Inc.	63,125	2,771,188	0.2%
*# Kirby Corp.	64,000	2,306,560	0.1%
*# Quanta Services, Inc.	120,400	2,206,932	0.1%
*# Terex Corp.	81,416	4,560,924	0.3%
*# Washington Group International, Inc.	39,100	2,298,298	0.1%
* Waste Connections, Inc.	55,100	2,223,285	0.1%
Other Securities		255,136,035	15.5%
Total Industrials		283,206,390	17.1%

15

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (16.5%)
*# Activision, Inc.	151,533	$2,583,638	0.2%
*# BearingPoint, Inc.	264,800	2,219,024	0.1%
* Brocade Communications Systems, Inc.	292,026	2,701,241	0.2%
* CACI International, Inc. Class A	39,500	2,363,680	0.2%
*# Digital River, Inc.	37,858	2,230,215	0.1%
* Perot Systems Corp.	148,700	2,337,564	0.2%
* RealNetworks, Inc.	212,800	2,447,200	0.2%
* ValueClick, Inc.	104,658	2,602,844	0.2%
Other Securities		304,562,107	18.2%
Total Information Technology		324,047,513	19.6%
Materials — (4.8%)
Airgas, Inc.	57,400	2,442,370	0.2%
Chaparral Steel Co.	56,800	2,641,200	0.2%
Commercial Metals Co.	81,200	2,358,860	0.1%
* Oregon Steel Mills, Inc.	39,500	2,486,130	0.2%
* Rockwood Holdings, Inc.	95,400	2,414,574	0.1%
# Steel Dynamics, Inc.	74,240	2,414,285	0.1%
Other Securities		78,979,570	4.8%
Total Materials		93,736,989	5.7%
Other — (0.0%)
Total Other		555	0.0%
Real Estate Investment Trusts — (0.1%)
Total Real Estate Investment Trusts		1,461,335	0.1%
Telecommunication Services — (1.0%)
Total Telecommunication Services		20,631,320	1.3%
Utilities — (2.5%)
* Allegheny Energy, Inc.	91,300	4,050,068	0.2%
* Aquila, Inc.	510,700	2,339,006	0.1%
Other Securities		42,176,335	2.6%
Total Utilities		48,565,409	2.9%
TOTAL COMMON STOCKS		1,646,378,991	99.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		604	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (15.9%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $356,924,899 FHLMC, rates ranging from 4.762%(r) to 6.000%, maturities ranging from 06/01/35 to 11/01/36 & FNMA, rates ranging from 4.939%(r) to 5.864%(r), maturities ranging from 12/01/12 to 04/01/44, valued at $276,795,969) to be repurchased at $268,773,514	$268,734	268,733,950	16.3%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $33,125,000 FHLB Bonds 5.550%, 11/06/13, valued at $33,351,244) to be repurchased at $32,263,009	32,258	32,258,260	1.9%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $42,876,000 FNMA 3.50%, 03/25/33, valued at $10,558,164) to be repurchased at $10,403,500	10,402	10,402,000	0.6%
TOTAL TEMPORARY CASH INVESTMENTS		311,394,210	18.8%
TOTAL INVESTMENTS — (100.0%) (Cost $1,319,707,115)		$1,957,773,805	118.4%

See accompanying Notes to Financial Statements.
16

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.4%)
COMMON STOCKS — (4.4%)
Commonwealth Bank of Australia	484,064	$18,084,117	0.8%
National Australia Bank, Ltd.	748,875	23,084,378	1.0%
Other Securities		63,682,075	2.6%
TOTAL — AUSTRALIA		104,850,570	4.4%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		11,786,733	0.5%
BELGIUM — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		21,283,127	0.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		58	0.0%
TOTAL — BELGIUM		21,283,185	0.9%
CANADA — (3.4%)
COMMON STOCKS — (3.4%)
Alcan, Inc.	249,059	11,950,819	0.5%
Sun Life Financial, Inc.	488,350	20,858,730	0.9%
Other Securities		48,295,167	2.0%
TOTAL — CANADA		81,104,716	3.4%
DENMARK — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		25,548,091	1.1%
FINLAND — (1.6%)
COMMON STOCKS — (1.6%)
Fortum Oyj	538,483	15,782,361	0.7%
Other Securities		22,318,967	0.9%
TOTAL — FINLAND		38,101,328	1.6%
FRANCE — (11.0%)
COMMON STOCKS — (11.0%)
Assurances Generales de France (AGF)	107,651	16,004,841	0.7%
AXA SA	948,963	36,053,631	1.5%
BNP Paribas SA	522,726	56,471,282	2.4%
Compagnie de Saint-Gobain	185,049	14,814,461	0.6%
Renault SA	121,842	14,649,846	0.6%
Vivendi SA	677,378	26,125,034	1.1%
Other Securities		100,521,834	4.3%
TOTAL — FRANCE		264,640,929	11.2%
GERMANY — (11.8%)
COMMON STOCKS — (11.8%)
Allianz SE	188,633	36,775,543	1.6%
Bayerische Motoren Werke (BMW) AG	225,402	12,415,651	0.5%
Commerzbank AG	326,218	11,788,815	0.5%
DaimlerChrysler AG	605,991	35,331,454	1.5%
Deutsche Bank AG	268,034	34,666,724	1.5%
Deutsche Telekom AG	1,203,579	21,392,290	0.9%
E.ON AG	398,646	51,295,226	2.2%
Munchener Rueckversicherungs-Gesellschaft AG	128,600	21,022,191	0.9%
# Volkswagen AG	146,785	16,034,800	0.7%
Other Securities		44,320,885	1.7%
TOTAL — GERMANY		285,043,579	12.0%

17

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GREECE — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		$10,853,141	0.5%
HONG KONG — (2.7%)
COMMON STOCKS — (2.7%)
Cheung Kong Holdings, Ltd.	974,000	11,488,995	0.5%
# Hutchison Whampoa, Ltd.	1,378,000	12,937,899	0.5%
Other Securities		41,185,113	1.8%
TOTAL — HONG KONG		65,612,007	2.8%
IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
CRH P.L.C.	359,845	13,607,883	0.6%
Other Securities		16,558,381	0.7%
TOTAL — IRELAND		30,166,264	1.3%
ITALY — (3.1%)
COMMON STOCKS — (3.1%)
Unicredito Italiano SpA	1,599,938	13,827,365	0.6%
Other Securities		61,217,199	2.6%
TOTAL — ITALY		75,044,564	3.2%
JAPAN — (12.7%)
COMMON STOCKS — (12.7%)
FUJIFILM Holdings Corp.	286,700	11,393,207	0.5%
Matsushita Electric Industrial Co., Ltd.	1,221,998	23,712,695	1.0%
Millea Holdings, Inc.	430,239	15,405,064	0.7%
Sony Corp.	445,700	17,492,560	0.8%
Other Securities		238,445,944	9.9%
TOTAL — JAPAN		306,449,470	12.9%
NETHERLANDS — (5.7%)
COMMON STOCKS — (5.7%)
ABN AMRO Holding NV	773,640	23,318,101	1.0%
Aegon NV	1,006,167	18,284,395	0.8%
ING Groep NV	1,124,275	48,054,348	2.0%
Koninklijke Philips Electronics NV	777,799	29,008,598	1.2%
Other Securities		18,380,289	0.8%
TOTAL — NETHERLANDS		137,045,731	5.8%
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		2,536,649	0.1%
NORWAY — (1.2%)
COMMON STOCKS — (1.2%)
Other Securities		29,169,713	1.2%
PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		7,252,027	0.3%
SINGAPORE — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		14,779,147	0.6%

18

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SPAIN — (5.9%)
COMMON STOCKS — (5.9%)
Banco Santander Central Hispano SA	3,302,104	$60,183,490	2.5%
Endesa SA	481,240	22,459,877	1.0%
Repsol YPF SA	567,226	20,417,893	0.9%
Other Securities		39,363,209	1.6%
TOTAL — SPAIN		142,424,469	6.0%
SWEDEN — (3.0%)
COMMON STOCKS — (3.0%)
Nordea Bank AB	1,366,400	19,316,686	0.8%
Other Securities		52,988,829	2.3%
TOTAL — SWEDEN		72,305,515	3.1%
SWITZERLAND — (6.4%)
COMMON STOCKS — (6.4%)
Compagnie Financiere Richemont AG Series A	393,600	21,271,660	0.9%
Credit Suisse Group	616,112	40,860,708	1.7%
Holcim, Ltd.	131,303	11,799,977	0.5%
Swiss Reinsurance Co.	140,116	11,996,134	0.5%
Syngenta AG	77,200	13,600,608	0.6%
Zurich Financial SVCS AG	62,648	16,326,086	0.7%
Other Securities		38,525,291	1.6%
TOTAL — SWITZERLAND		154,380,464	6.5%
UNITED KINGDOM — (20.1%)
COMMON STOCKS — (20.1%)
Anglo American P.L.C.	816,732	38,119,605	1.6%
Aviva P.L.C.	1,395,415	21,644,277	0.9%
Barclays P.L.C	865,694	11,604,954	0.5%
HBOS P.L.C.	2,537,829	51,971,059	2.2%
Royal Bank of Scotland Group P.L.C.	1,974,880	71,663,056	3.0%
Scottish Power P.L.C.	840,517	12,508,583	0.5%
Vodafone Group P.L.C.	22,525,144	59,716,637	2.5%
Xstrata P.L.C.	277,137	12,464,997	0.5%
Other Securities		204,453,968	8.7%
TOTAL — UNITED KINGDOM		484,147,136	20.4%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (1.8%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $13,385,135 FNMA 6.000%, 11/01/16 & 7.169%(r), 06/01/36, valued at $13,905,224) to be repurchased at $13,634,583	$13,633	13,632,572	0.6%
@ Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $36,645,000 FNMA 5.000%, 03/01/34 & 6.000%, 01/01/36, valued at $28,854,830) to be repurchased at $28,292,164	28,288	28,287,984	1.2%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,802,000 FHLMC 5.82%, 06/01/36, valued at $1,750,653) to be repurchased at $1,724,249	1,724	1,724,000	0.0%
TOTAL TEMPORARY CASH INVESTMENTS		43,644,556	1.8%
TOTAL INVESTMENTS — (100.0%) (Cost $1,577,848,626)		$2,408,169,984	101.6%

See accompanying Notes to Financial Statements.
19

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	Tax-Managed U.S. Marketwide Value Portfolio	Tax- Managed U.S. Equity Portfolio	Tax-Managed U.S. Small Cap Value Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$2,506,156	$1,487,784	—
Investments at Value (including $0, $0, and $332,804 of securities on loan, respectively)	—	—	$3,173,670
Temporary Cash Investments at Value	—	—	382,594
Cash	—	—	5,402
Receivables:
Investment Securities Sold	—	41	10,867
Dividends and Interest	—	—	2,230
Securities Lending Income	—	—	275
Fund Shares Sold	1,555	669	573
Prepaid Expenses and Other Assets	44	41	52
Total Assets	2,507,755	1,488,535	3,575,663
LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	348,586
Investment Securities Purchased	1,224	109	20,398
Fund Shares Redeemed	331	601	485
Deferred Revenue	—	—	931
Due to Advisor	307	136	1,320
Accrued Expenses and Other Liabilities	114	78	180
Total Liabilities	1,976	924	371,900
NET ASSETS	$2,505,779	$1,487,611	$3,203,763
SHARES OUTSTANDING $0.01 PAR VALUE (1)	141,809,068	100,837,364	116,963,243
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$17.67	$14.75	$27.39
Investments in Affiliated Investment Companies at Cost	$1,728,832	$1,145,630	$—
Investments at Cost	$—	$—	$2,226,085
Temporary Cash Investments at Cost	$—	$—	$382,594
NET ASSETS CONSIST OF:
Paid-In Capital	$1,821,579	$1,215,813	$1,967,695
Accumulated Net Investment Income (Loss)	10,706	6,116	4,703
Accumulated Net Realized Gain (Loss) on Investment Securities	(103,830)	(76,472)	283,780
Unrealized Appreciation (Depreciation) from Investment Securities	777,324	342,154	947,585
NET ASSETS	$2,505,779	$1,487,611	$3,203,763
(1) NUMBER OF SHARES AUTHORIZED	250,000,000	150,000,000	200,000,000

See accompanying Notes to Financial Statements.
20

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	Tax-Managed U.S. Small Cap Portfolio	Tax-Managed DFA International Value Portfolio
ASSETS:
Investments at Value (including $288,126 and $39,026 of securities on loan, respectively)	$1,646,380	$2,364,525
Temporary Cash Investments at Value	311,394	43,645
Foreign Currencies at Value	—	778
Cash	146	15
Receivables:
Investment Securities Sold	1,610	—
Dividends, Interest, and Tax Reclaims	772	4,978
Securities Lending Income	216	37
Fund Shares Sold	520	499
Prepaid Expenses and Other Assets	36	45
Total Assets	1,961,074	2,414,522
LIABILITIES:
Payables:
Upon Return of Securities Loaned	300,992	41,921
Investment Securities Purchased	5,851	197
Fund Shares Redeemed	270	600
Deferred Revenue	146	—
Due to Advisor	677	969
Accrued Expenses and Other Liabilities	100	152
Total Liabilities	308,036	43,839
NET ASSETS	$1,653,038	$2,370,683
SHARES OUTSTANDING $0.01 PAR VALUE (1)	62,936,397	118,793,750
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$26.27	$19.96
Investments at Cost	$1,008,313	$1,534,204
Temporary Cash Investments at Cost	$311,394	$43,645
Foreign Currencies at Cost	$—	$763
NET ASSETS CONSIST OF:
Paid-In Capital	$1,050,575	$1,431,277
Accumulated Net Investment Income (Loss)	2,036	1,767
Accumulated Net Realized Gain (Loss) on Investment Securities	(37,640)	107,029
Accumulated Net Realized Foreign Exchange Gain (Loss)	—	152
Unrealized Appreciation (Depreciation) from Investment Securities and Foreign Currency	638,067	830,336
Unrealized Net Foreign Exchange Gain (Loss)	—	122
NET ASSETS	$1,653,038	$2,370,683
(1) NUMBER OF SHARES AUTHORIZED	100,000,000	200,000,000

See accompanying Notes to Financial Statements.
21

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	Tax-Managed U.S. Marketwide Value Portfolio*	Tax- Managed U.S. Equity Portfolio*	Tax-Managed U.S. Small Cap Value Portfolio
Investment Income
Dividends	$37,672	$21,285	$35,917
Interest	816	505	1,316
Income from Securities Lending	726	371	2,858
Expenses Allocated from Affiliated Investment Companies	(4,665)	(929)	—
Total Investment Income	34,549	21,232	40,091
Expenses
Investment Advisory Services Fees	—	—	14,593
Administrative Services Fees	3,185	1,866	—
Accounting & Transfer Agent Fees	44	31	351
Custodian Fees	—	—	123
Legal Fees	19	12	29
Audit Fees	2	2	32
Filing Fees	109	102	112
Shareholders' Reports	35	24	54
Directors'/Trustees' Fees & Expenses	29	17	40
Other	13	8	65
Total Expenses	3,436	2,062	15,399
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(130)	—
Net Expenses	3,436	1,932	15,399
Net Investment Income (Loss)	31,113	19,300	24,692
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	53,357	(27,194)	301,039
Change in Unrealized Appreciation (Depreciation) of Investment Securities	259,879	165,031	145,177
Net Realized and Unrealized Gain (Loss)	313,236	137,837	446,216
Net Increase (Decrease) in Net Assets Resulting from Operations	$344,349	$157,137	$470,908

*  Investment Income and Net Realized and Unrealized Gain (Loss) were allocated from each Portfolio's respective Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.
22

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	Tax-Managed U.S. Small Cap Portfolio	Tax-Managed DFA International Value Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0 and $5,189, respectively)	$10,798	$68,374
Interest	549	393
Income from Securities Lending	2,297	2,432
Total Investment Income	13,644	71,199
Expenses
Investment Advisory Services Fees	7,214	9,944
Accounting & Transfer Agent Fees	184	250
Custodian Fees	101	337
Legal Fees	15	18
Audit Fees	16	23
Filing Fees	71	102
Shareholders' Reports	32	39
Directors'/Trustees' Fees & Expenses	20	27
Other	29	47
Total Expenses	7,682	10,787
Net Investment Income (Loss)	5,962	60,412
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	28,780	119,405
Net Realized Gain (Loss) on Foreign Currency Transactions	—	152
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	166,028	402,856
Translation of Foreign Currency Denominated Amounts	—	157
Net Realized and Unrealized Gain (Loss)	194,808	522,570
Net Increase (Decrease) in Net Assets Resulting from Operations	$200,770	$582,982

See accompanying Notes to Financial Statements.
23

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Tax-Managed U.S. Marketwide Value Portfolio		Tax-Managed U.S. Equity Portfolio		Tax-Managed U.S. Small Cap Value Portfolio
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$31,113	$19,562	$19,300	$10,795	$24,692	$8,944
Net Realized Gain (Loss) on Investment Securities Sold	53,357	24,229	(27,194)	(13,459)	301,039	228,062
Change in Unrealized Appreciation (Depreciation) of Investment Securities	259,879	181,087	165,031	82,470	145,177	40,139
Net Increase (Decrease) in Net Assets Resulting from Operations	344,349	224,878	157,137	79,806	470,908	277,145
Distributions From:
Net Investment Income	(28,092)	(15,313)	(16,748)	(10,534)	(21,344)	(9,603)
Net Long-Term Gains	—	—	—	—	(219,589)	(34,407)
Total Distributions	(28,092)	(15,313)	(16,748)	(10,534)	(240,933)	(44,010)
Capital Share Transactions (1):
Shares Issued	623,137	466,746	445,596	353,598	611,123	525,027
Shares Issued in Lieu of Cash Distributions	25,934	14,165	16,623	10,457	223,521	39,837
Shares Redeemed	(213,869)	(133,383)	(114,212)	(53,000)	(495,747)	(241,826)
Net Increase (Decrease) from Capital Share Transactions	435,202	347,528	348,007	311,055	338,897	323,038
Total Increase (Decrease) in Net Assets	751,459	557,093	488,396	380,327	568,872	556,173
Net Assets
Beginning of Period	1,754,320	1,197,227	999,215	618,888	2,634,891	2,078,718
End of Period	$2,505,779	$1,754,320	$1,487,611	$999,215	$3,203,763	$2,634,891
(1) Shares Issued and Redeemed:
Shares Issued	38,364	33,222	32,641	28,109	24,152	22,317
Shares Issued in Lieu of Cash Distributions	1,652	1,012	1,238	830	9,548	1,715
Shares Redeemed	(13,195)	(9,466)	(8,382)	(4,214)	(19,677)	(10,215)
	26,821	24,768	25,497	24,725	14,023	13,817
Accumulated Net Investment Income (Loss)	$10,706	$7,685	$6,116	$3,564	$4,703	$2,700

See accompanying Notes to the Financial Statements.
24

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Tax-Managed U.S. Small Cap Portfolio		Tax-Managed DFA International Value Portfolio
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$5,962	$2,218	$60,412	$29,596
Net Realized Gain (Loss) on Investment Securities Sold	28,780	22,230	119,405	43,991
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	152	(132)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	166,028	104,489	402,856	130,331
Translation of Foreign Currency Denominated Amounts	—	—	157	(162)
Net Increase (Decrease) in Net Assets Resulting from Operations	200,770	128,937	582,982	203,624
Distributions From:
Net Investment Income	(4,846)	(1,758)	(65,441)	(31,454)
Net Long-Term Gains	—	—	(21,751)	—
Total Distributions	(4,846)	(1,758)	(87,192)	(31,454)
Capital Share Transactions (1):
Shares Issued	354,522	255,357	447,500	397,351
Shares Issued in Lieu of Cash Distributions	4,779	1,739	82,983	29,756
Shares Redeemed	(144,475)	(100,220)	(226,807)	(110,335)
Net Increase (Decrease) from Capital Share Transactions	214,826	156,876	303,676	316,772
Total Increase (Decrease) in Net Assets	410,750	284,055	799,466	488,942
Net Assets
Beginning of Period	1,242,288	958,233	1,571,217	1,082,275
End of Period	$1,653,038	$1,242,288	$2,370,683	$1,571,217
(1) Shares Issued and Redeemed:
Shares Issued	14,495	12,121	25,396	27,397
Shares Issued in Lieu of Cash Distributions	203	82	4,978	2,094
Shares Redeemed	(5,893)	(4,753)	(12,862)	(7,609)
	8,805	7,450	17,512	21,882
Accumulated Net Investment Income (Loss)	$2,036	$920	$1,767	$1,878

See accompanying Notes to the Financial Statements.
25

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Tax-Managed U.S. Marketwide Value Portfolio	Tax-Managed U.S. Equity Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$15.26	$13.27	$11.12	$9.09	$11.46	$13.26	$12.23	$11.05	$9.40	$11.78
Income From Investment Operations
Net Investment Income (Loss)	0.24	(A)	0.18	0.11	0.04	0.05	0.21	(A)	0.16	0.14	0.07	0.04
Net Gains (Losses) on Securities (Realized and Unrealized)	2.39	1.96	2.13	2.02	(2.39)	1.47	1.05	1.18	1.63	(2.41)
Total From Investment Operations	2.63	2.14	2.24	2.06	(2.34)	1.68	1.21	1.32	1.70	(2.37)
Less Distributions
Net Investment Income	(0.22)	(0.15)	(0.09)	(0.03)	(0.03)	(0.19)	(0.18)	(0.14)	(0.05)	(0.01)
Net Realized Gains	—	—	—	—	—	—	—	—	—	—
Total Distributions	(0.22)	(0.15)	(0.09)	(0.03)	(0.03)	(0.19)	(0.18)	(0.14)	(0.05)	(0.01)
Net Asset Value, End of Period	$17.67	$15.26	$13.27	$11.12	$9.09	$14.75	$13.26	$12.23	$11.05	$9.40
Total Return	17.45%	16.27%	20.24%	22.79%	(20.43)%	12.84%	9.97%	12.03%	18.21%	(20.16)%
Net Assets, End of Period (thousands)	$2,505,779	$1,754,320	$1,197,227	$756,839	$478,946	$1,487,611	$999,215	$618,888	$348,752	$198,251
Ratio of Expenses to Average Net Assets(B)	0.38%	0.40%	0.42%	0.43%	0.42%	0.23%	0.25%	0.25%	0.25%	0.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)(B)	0.38%	0.40%	0.42%	0.43%	0.42%	0.24%	0.26%	0.29%	0.29%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.47%	1.35%	0.97%	0.43%	0.44%	1.55%	1.35%	1.37%	0.87%	0.50%

See accompanying Notes to Financial Statements
26

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Tax-Managed U.S. Small Cap Value Portfolio	Tax-Managed U.S. Small Cap Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$25.60	$23.32	$19.22	$13.34	$14.63	$22.95	$20.53	$17.84	$12.55	$14.54
Income From Investment Operations
Net Investment Income (Loss)	0.22	(A)	0.09	0.09	0.04	0.02	0.10	(A)	0.04	0.01	0.01	0.01
Net Gains (Losses) on Securities (Realized and Unrealized)	3.90	2.68	4.09	5.86	(1.25)	3.30	2.42	2.69	5.29	(1.96)
Total From Investment Operations	4.12	2.77	4.18	5.90	(1.23)	3.40	2.46	2.70	5.30	(1.95)
Less Distributions
Net Investment Income	(0.19)	(0.10)	(0.08)	(0.02)	(0.06)	(0.08)	(0.04)	(0.01)	(0.01)	(0.04)
Net Realized Gains	(2.14)	(0.39)	—	—	—	—	—	—	—	—
Total Distributions	(2.33)	(0.49)	(0.08)	(0.02)	(0.06)	(0.08)	(0.04)	(0.01)	(0.01)	(0.04)
Net Asset Value, End of Period	$27.39	$25.60	$23.32	$19.22	$13.34	$26.27	$22.95	$20.53	$17.84	$12.55
Total Return	17.70%	12.09%	21.84%	44.29%	(8.47)%	14.88%	11.98%	15.17%	42.27%	(13.45)%
Net Assets, End of Period (thousands)	$3,203,763	$2,634,891	$2,078,718	$1,581,349	$987,471	$1,653,038	$1,242,288	$958,233	$703,362	$436,262
Ratio of Expenses to Average Net Assets	0.53%	0.55%	0.56%	0.56%	0.56%	0.53%	0.55%	0.56%	0.57%	0.57%
Ratio of Net Investment Income to Average Net Assets	0.85%	0.39%	0.45%	0.27%	0.13%	0.41%	0.21%	0.08%	0.10%	0.07%
Portfolio Turnover Rate	35%	21%	21%	13%	11%	22%	15%	7%	19%	10%

See accompanying Notes to Financial Statements
27

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Tax-Managed DFA International Value Portfolio
Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Net Asset Value, Beginning of Period	$15.51	$13.63	$10.84	$8.24	$9.20
Income From Investment Operations
Net Investment Income (Loss)	0.54	(A)	0.33	(A)	0.22	0.17	0.14
Net Gains (Losses) on Securities (Realized and Unrealized)	4.71	1.90	2.93	2.59	(0.98)
Total From Investment Operations	5.25	2.23	3.15	2.76	(0.84)
Less Distributions
Net Investment Income	(0.59)	(0.35)	(0.36)	(0.16)	(0.12)
Net Realized Gains	(0.21)	—	—	—	—
Total Distributions	(0.80)	(0.35)	(0.36)	(0.16)	(0.12)
Net Asset Value, End of Period	$19.96	$15.51	$13.63	$10.84	$8.24
Total Return	35.01%	16.63%	29.69%	34.20%	(9.29)%
Net Assets, End of Period (thousands)	$2,370,683	$1,571,217	$1,082,275	$675,142	$405,917
Ratio of Expenses to Average Net Assets	0.54%	0.60%	0.65%	0.66%	0.68%
Ratio of Net Investment Income to Average Net Assets	3.04%	2.23%	1.91%	2.08%	1.84%
Portfolio Turnover Rate	13%	11%	7%	25%	8%

See accompanying Notes to Financial Statements
28

  DFA INVESTMENT DIMENSIONS GROUP INC.
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of forty-three operational portfolios, five of which (the "Portfolios") are included in this section of the report.

The Tax-Managed U.S. Marketwide Value Portfolio and Tax-Managed U.S. Equity Portfolio (the "Feeder Funds") primarily invest their assets in The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series (the "Series"), respectively. At November 30, 2006, the Tax-Managed U.S. Marketwide Value Portfolio and Tax-Managed U.S. Equity Portfolio owned 71% and 100% of their respective Series.

The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

Tax-Managed U.S. Small Cap Value Portfolio, Tax-Managed U.S. Small Cap Portfolio and Tax-Managed DFA International Value Portfolio are organized as stand-alone registered investment companies.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation:  Securities held by Tax-Managed U.S. Small Cap Value Portfolio and Tax-Managed U.S Small Cap Portfolio (the "Domestic Equity Portfolios") and Tax-Managed DFA International Value Portfolio (the "International Equity Portfolio"), including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolio that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolio value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolio will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the New York Stock Exchange (NYSE). For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the International Equity Portfolio is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolio prices its shares at the close of the NYSE, the International Equity Portfolio will fair value its foreign

29

investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolio's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolio utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of a Portfolio. When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

For the Tax-Managed U.S. Marketwide Value Portfolio and the Tax-Managed U.S. Equity Portfolio, their investments reflect each of their proportionate interest in the net assets of their respective Series.

2.  Foreign Currency Translation:  Securities and other assets and liabilities of the Tax-Managed DFA International Value Portfolio whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Tax-Managed DFA International Value Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest, dividends and foreign withholding taxes recorded on the books of the Tax-Managed DFA International Value Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Directors have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

30

The Feeder Funds each recognize their pro-rata share of net investment income and realized and unrealized gains/losses of investment securities, on a daily basis, from their respective Series, which are treated as partnerships for federal income tax purposes.

The Tax-Managed DFA International Value Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The portfolio accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital abroad.

5.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Portfolios will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or "the Advisor") provides investment advisory services to each of the Portfolios except the Feeder Funds. On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership. The Advisor provides administrative services to the Feeder Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services. For the year ended November 30, 2006, the Portfolios' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Tax-Managed U.S. Small Cap Value Portfolio	0.50%

Tax-Managed U.S. Small Cap Portfolio	0.50%

Tax-Managed DFA International Value Portfolio	0.50%

For the year ended November 30, 2006, the Feeder Funds' administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.15% of average daily net assets.

Pursuant to a Fee Waiver and Expense Assumption Agreement for the Tax-Managed U.S. Equity Portfolio, the Advisor has contractually agreed to waive its administration fee and assume the expenses of the Portfolio (up to the amount of fees paid to the Advisor based on the Portfolio's assets invested in its Series) to the extent necessary to reduce the Portfolio's expenses when its total operating expenses exceed 0.22% of the average daily net assets on an annualized basis. At any time that the annualized expenses of the Tax-Managed U.S. Equity Portfolio are less than 0.22% of the Portfolio's average daily net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not

31

cause the Portfolio's annualized expenses to exceed 0.22% of its average daily net assets. The Tax-Managed U.S. Equity Portfolio is not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such recovery. The Fee Waiver and Expense Assumption Agreement will remain in effect for a period of one year from April 1, 2006 to April 1, 2007, and shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor. At November 30, 2006, Tax-Managed U.S. Equity Portfolio had approximately $448 previously waived fees (in thousands) subject to future recovery by the Advisor over various periods not exceeding November 30, 2009.

Prior to April 1, 2006, pursuant to the previous Fee Waiver and Expense Assumption Agreement for the Tax-Managed U.S. Equity Portfolio, the Advisor had contractually agreed to waive its administration fee and assume the expenses of the Portfolio (up to the amount of fees paid to the Advisor based on the Portfolio's assets invested in its Series) to the extent necessary to reduce the Portfolio's expenses when its total operating expenses exceeded 0.25% of the average daily net assets of Portfolio on an annualized basis.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended November 30, 2006, the total related amounts paid to the CCO by the Fund were $129 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D.   Deferred Compensation:

At November 30, 2006, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

Tax-Managed U.S. Marketwide Value Portfolio	$45

Tax-Managed U.S. Equity Portfolio	26

Tax-Managed U.S. Small Cap Value Portfolio	68

Tax-Managed U.S. Small Cap Portfolio	32

Tax-Managed DFA International Value Portfolio	42

E.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
Tax-Managed U.S. Small Cap Value Portfolio	$1,125,907	$1,015,613
Tax-Managed U.S. Small Cap Portfolio	524,858	312,089
Tax-Managed DFA International Value Portfolio	518,735	251,257

F.  Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of November 30, 2006, primarily attributable to net realized

32

gains on securities considered to be "passive foreign investment companies" and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
Tax-Managed U.S. Small Cap Value Portfolio	$17,717	$(1,345)	$(16,372)
Tax-Managed DFA International Value Portfolio	5,837	4,918	(10,755)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2005 and November 30, 2006 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gain	Total
Tax-Managed U.S. Marketwide Value Portfolio
2005	$15,313	—	$15,313
2006	28,092	—	28,092
Tax-Managed U.S. Equity Portfolio
2005	10,534	—	10,534
2006	16,748	—	16,748
Tax-Managed U.S. Small Cap Value Portfolio
2005	9,603	$34,407	44,010
2006	22,689	235,961	258,650
Tax-Managed U.S. Small Cap Portfolio
2005	1,758	—	1,758
2006	4,846	—	4,846
Tax-Managed DFA International Value Portfolio
2005	31,454	—	31,454
2006	67,624	25,405	93,029

The following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Tax-Managed U.S. Small Cap Value Portfolio	$1,345	$16,372	$17,717
Tax-Managed DFA International Value Portfolio	2,183	3,654	5,837

33

At November 30, 2006, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated) Loss)
Tax-Managed U.S. Marketwide Value Portfolio	$10,751	—	$(103,061)	$(92,310)
Tax-Managed U.S. Equity Portfolio	6,141	—	(76,055)	(69,914)
Tax-Managed U.S. Small Cap Value Portfolio	4,772	$284,525	—	289,297
Tax-Managed U.S. Small Cap Portfolio	2,068	—	(36,744)	(34,676)
Tax-Managed DFA International Value Portfolio	5,313	108,498	—	113,811

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at November 30, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of November 30, 2006, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on November 30,
	2009	2010	2011	2012	2013	2014	Total
Tax-Managed U.S. Marketwide Value Portfolio	—	$87,589	$15,472	—	—	—	$103,061
Tax-Managed U.S. Equity Portfolio	$22,901	12,492	—	—	$13,463	$27,199	76,055
Tax-Managed U.S. Small Cap Portfolio	—	1,538	35,206	—	—	—	36,744

During the year ended November 30, 2006, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

Tax-Managed U.S. Marketwide Value Portfolio	$53,337
Tax-Managed U.S. Small Cap Portfolio	28,324

Some of the investments held by the Tax-Managed DFA International Value Portfolio are in securities considered to be "passive foreign investment companies", for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At November 30, 2006, the Tax-Managed DFA International Value Portfolio had unrealized appreciation (depreciation) (mark to market) and realized gains on the sale of passive foreign investment companies (in thousands) of $3,306 and $9,728, respectively, which are included in distributable net investment income for federal income tax purposes, accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment income.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Tax-Managed U.S. Marketwide Value Portfolio	$1,729,602	$800,366	$(23,812)	$776,554
Tax-Managed U.S. Equity Portfolio	1,146,047	346,127	(4,390)	341,737
Tax-Managed U.S. Small Cap Value Portfolio	2,609,425	1,017,419	(70,580)	946,839
Tax-Managed U.S. Small Cap Portfolio	1,320,603	659,793	(22,622)	637,171
Tax-Managed DFA International Value Portfolio	1,582,670	839,801	(14,301)	825,500

34

G.  Financial Instruments:

In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Portfolios may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

2.  Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited.

H.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 27, 2007.

For the year ended November 30, 2006, borrowings under the line of credit by the Portfolios were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Tax-Managed U.S. Small Cap Value Portfolio	5.00%	$1,222	2	—	$1,222

There were no outstanding borrowings by the Portfolios under this line of credit at November 30, 2006.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008.

35

For the year ended November 30, 2006, borrowings under the line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Tax-Managed U.S. Small Cap Value Portfolio	5.00%	$33,252	3	$14	$33,252
Tax-Managed DFA International Value Portfolio	5.73%	2,694	7	3	4,914

There were no outstanding borrowings by the Portfolios under the line of credit at November 30, 2006.

I.  Securities Lending:

As of November 30, 2006, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio held cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to each Portfolios' investment policy, the cash collateral received by the Portfolio from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.  Other:

At November 30, 2006, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Tax-Managed U.S. Marketwide Value Portfolio	1	63%
Tax-Managed U.S. Equity Portfolio	2	82%
Tax-Managed U.S. Small Cap Value Portfolio	1	70%
Tax-Managed U.S. Small Cap Portfolio	1	75%
Tax-Managed DFA International Value Portfolio	1	70%

36

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and
Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Small Cap Value Portfolio, Tax-Managed U.S. Small Cap Portfolio and Tax-Managed DFA International Value Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") at November 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodians and brokers and transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

37

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

# The Tax-Managed U.S. Marketwide Value Series vs. Russell 3000 Value Index
## December 14, 1998-November 30, 2006

Growth of $10,000
DFA Tax-Managed US Marketwide Value Series
Russell 3000 Value Index
$20,000
$10,000
$0
12/98
2000
2001
2002
2003
2004
2005
2006
11/06
$19,507
$19,420

| Average Annual Total Return | One Year | Five Years | From 12/14/1998 |
|---|---|---|---|
| | 17.70% | 10.11% | 8.69% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

# The Tax-Managed U.S. Equity Series vs. Dow Jones Wilshire 5000 Index

September 25, 2001-November 30, 2006

Growth of $10,000
DFA Tax-Managed US Equity Series
Dow Jones Wilshire 5000 Index
$20,000
$10,000
$0
$16,511
$15,580
09/01
2003
2004
2005
2006
11/06

| Average Annual Total Return | One Year | Five Years | From 9/25/2001 |
|---|---|---|---|
| | 13.06% | 5.75% | 8.94% |

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Dow Jones Wilshire data provided by Dow Jones Indexes.

38

THE DFA INVESTMENT TRUST COMPANY
MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. Equity Market Review  Year Ended November 30, 2006

Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the year under review, small company stocks as measured by the Russell 2000 Index® outperformed large company stocks, as measured by the Russell 1000 Index®, and value stocks, as measured by the Russell 3000 Value Index®, outperformed growth stocks, as measured by the Russell 3000 Growth Index®.

% Total Return for Year Ended November 30, 2006

Russell 3000 Value Index®	20.38%
Russell 3000 Growth Index®	8.82%
Russell Mid Cap Index® (mid-size companies)	16.47%
Russell 1000 Index® (large companies)	14.15%
Russell 2000 Index® (small companies)	17.43%

When the size sectors are further segmented by value and growth characteristics, the distinction in performance within sectors was more significant.

% Total Return for Year Ended November 30, 2006

Russell 2000 Growth Index® (small growth companies)	13.45%
Russell 2000 Value Index® (small value companies)	21.47%
Russell Mid Cap Growth Index® (mid-cap growth companies)	12.88%
Russell Mid Cap Value Index® (mid-cap value companies)	20.16%
Russell 1000 Growth Index® (large growth companies)	8.37%
Russell 1000 Value Index® (large value companies)	20.28%

Source: Frank Russell Company is the source and owner of Russell data. S&P data presented below is provided by Standard & Poor's Index Services Group.

Differences in returns for the various Dimensional U.S. equity funds over the year ended November 30, 2006 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios. Differences in performance relative to the benchmarks, particularly for the small cap portfolios, were also attributable to the unusually positive returns of the Russell index benchmarks during June and July 2006—the period just after Russell's reconstitution when the indices buy new securities that meet their inclusion criteria and sell existing ones that do not. Historically, the performance of Russell indices suffer during reconstitution as they are forced to purchase securities that have increased in price prior to their addition, giving Dimensional's funds a relative performance advantage. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the "Advisor") generally results in portfolios with greater emphasis on value or small company characteristics relative to widely-used index benchmarks. As a result, in years when value or small company index benchmarks have outperformed growth or large company index benchmarks, it should not be surprising to find investment strategies with a greater exposure to small company or value characteristics outperform growth and large company benchmarks.

39

Domestic Equity Series' Performance Overview

The Tax-Managed U.S. Marketwide Value Series

The Tax-Managed U.S. Marketwide Value Series seeks to capture the returns of U.S. value stocks. The Series also seeks to maximize the after-tax value of a shareholder's investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to U.S. value stocks, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held approximately 1,575 stocks and essentially was fully invested in equities throughout the year: average cash levels were about 1% of the its assets.

As a result of the Series' diversified investment approach, performance principally was determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, value stocks outperformed growth issues. Total returns were 14.23% for the S&P 500 Index®, 20.38% for the Russell 3000 Value Index®, and 8.82% for the Russell 3000 Growth Index®. Total return for The Tax-Managed U.S. Marketwide Value Series over this year was 17.70%. Relative to the Russell 3000 Value Index®, underperformance of the Series was primarily due to portfolio composition and greater exposure to stocks with more pronounced value characteristics (measured by book-to-market ratio). Stocks in the Series falling in the top quintile when ranked by book-to-market ratio lagged stocks with weaker value characteristics included in the Index but outside the Series' buy range. The lack of REIT securities in the Series also hurt performance. In spite of the approximately 4 percentage points underperformance relative to the Russell 3000 Value Index® during the months after the Russell reconstitution and the drag in the portfolio performance due to fees and expenses, the portfolio underperformance was approximately 2.7%.

The Tax-Managed U.S. Equity Series

The Tax-Managed U.S. Equity Series seeks to capture the returns associated with the broad universe of U.S. stocks. The Series also seeks to maximize the after-tax value of a shareholder's investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to the U.S. equity universe, but does not attempt to track closely a specific equity index. As of November 30, 2006, the Series held approximately 2,827 stocks, and essentially was fully invested in equities throughout the year: average cash levels were about 1% of the Series' assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the year ended November 30, 2006, total returns were 14.23% for the S&P 500 Index®, 14.44% for the Russell 3000 Index®, 14.68% for the Dow Jones Wilshire 5000 Index® and 13.06% for The Tax-Managed U.S. Equity Series. Relative to the Dow Jones Wilshire 5000 Index®, the underperformance of the Series was primarily due to portfolio composition. The exclusion of REIT securities, one of the best performing sectors in the Dow Jones Wilshire 5000 Index®, limited returns. The appreciation of non-US companies and certain US companies included in the Index but not the Series also contributed to the underperformance.

40

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During the Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended November 30, 2006

EXPENSE TABLES

The Tax-Managed U.S. Marketwide Value Series	Beginning Account Value 06/01/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,091.00	0.22%	$1.15
Hypothetical 5% Return	$1,000.00	$1,023.97	0.22%	$1.12
The Tax-Managed U.S. Equity Series
Actual Fund Return	$1,000.00	$1,100.30	0.08%	$0.42
Hypothetical 5% Return	$1,000.00	$1,024.67	0.08%	$0.41

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by the number of days in the year (365) to reflect the six-month period.

41

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC has adopted the requirement that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment Trust Company, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2006. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The SEC has also amended certain regulations to permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIOS

	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Telecommunication Services	Utilities	Other	Total
The Tax-Managed U.S. Marketwide Value Series	17.4%	4.2%	11.9%	30.9%	3.4%	10.6%	7.1%	5.9%	8.2%	0.3%	0.1%	100.0%
The Tax-Managed U.S. Equity Series	12.2%	9.3%	8.9%	20.1%	13.0%	11.1%	15.0%	3.5%	3.1%	3.8%	0.0%	100.0%

42

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.7%)
Consumer Discretionary — (15.3%)
CBS Corp. Class B	665,821	$19,808,175	0.6%
* Comcast Corp. Class A	883,250	35,736,295	1.0%
* Comcast Corp. Special Class A Non-Voting	568,743	22,908,968	0.7%
Disney (Walt) Co.	666,400	22,024,520	0.6%
Federated Department Stores, Inc.	756,004	31,820,208	0.9%
# General Motors Corp.	849,400	24,827,962	0.7%
# Harrah's Entertainment, Inc.	266,873	21,002,905	0.6%
News Corp. Class A	1,192,624	24,568,054	0.7%
Penney (J.C.) Co., Inc.	235,200	18,190,368	0.5%
Time Warner, Inc.	5,044,700	101,600,258	2.9%
Other Securities		288,504,748	8.1%
Total Consumer Discretionary		610,992,461	17.3%
Consumer Staples — (3.7%)
Archer-Daniels-Midland Co.	726,165	25,488,391	0.7%
# Kraft Foods, Inc.	745,340	26,124,167	0.8%
Reynolds American, Inc.	269,200	17,293,408	0.5%
Other Securities		77,021,569	2.1%
Total Consumer Staples		145,927,535	4.1%
Energy — (10.5%)
Anadarko Petroleum Corp.	705,168	34,807,092	1.0%
Apache Corp.	452,046	31,611,577	0.9%
# Chesapeake Energy Corp.	571,200	19,437,936	0.6%
ConocoPhillips	2,117,345	142,497,318	4.1%
# Hess Corp.	337,200	16,951,044	0.5%
Marathon Oil Corp.	306,495	28,926,998	0.8%
Valero Energy Corp.	432,200	23,801,254	0.7%
Other Securities		119,082,935	3.2%
Total Energy		417,116,154	11.8%
Financials — (27.1%)
Allstate Corp.	626,000	39,738,480	1.1%
Bear Stearns Companies, Inc.	117,722	17,950,251	0.5%
Chubb Corp.	486,605	25,186,675	0.7%
Countrywide Financial Corp.	828,498	32,907,941	0.9%
Hartford Financial Services Group, Inc.	313,173	26,857,716	0.8%
JPMorgan Chase & Co.	2,906,048	134,491,901	3.8%
Lincoln National Corp.	328,407	20,883,401	0.6%
Loews Corp.	776,400	30,993,888	0.9%
Merrill Lynch & Co., Inc.	358,300	31,326,169	0.9%
MetLife, Inc.	1,075,600	63,169,988	1.8%
North Fork Bancorporation, Inc.	617,170	17,323,962	0.5%
Principal Financial Group, Inc.	397,000	22,926,750	0.7%
Prudential Financial, Inc.	584,500	47,625,060	1.4%
SunTrust Banks, Inc.	430,600	35,158,490	1.0%
The St. Paul Travelers Companies, Inc.	825,800	42,784,698	1.2%
# Wachovia Corp.	336,354	18,227,023	0.5%
# Washington Mutual, Inc.	779,678	34,056,335	1.0%
Other Securities		438,479,245	12.4%
Total Financials		1,080,087,973	30.7%
Health Care — (3.0%)
Total Health Care		118,663,262	3.4%

43

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (9.3%)
Burlington Northern Santa Fe Corp.	488,800	$36,738,208	1.1%
CSX Corp.	672,000	24,097,920	0.7%
Norfolk Southern Corp.	623,800	30,722,150	0.9%
Northrop Grumman Corp.	457,010	30,587,679	0.9%
Raytheon Co.	420,600	21,467,424	0.6%
Union Pacific Corp.	441,100	39,928,372	1.2%
Other Securities		188,159,028	5.2%
Total Industrials		371,700,781	10.6%
Information Technology — (6.2%)
Hewlett-Packard Co.	2,195,200	86,622,592	2.5%
Other Securities		162,029,200	4.6%
Total Information Technology		248,651,792	7.1%
Materials — (5.2%)
Alcoa, Inc.	784,352	24,448,252	0.7%
International Paper Co.	514,912	17,043,587	0.5%
Phelps Dodge Corp.	141,600	17,416,800	0.5%
Other Securities		147,795,701	4.2%
Total Materials		206,704,340	5.9%
Other — (0.0%)
Total Other		246	0.0%
Real Estate Investment Trusts — (0.0%)
Total Real Estate Investment Trusts		1,398,375	0.0%
Telecommunication Services — (7.1%)
# AT&T, Inc.	4,348,383	147,453,668	4.2%
# Sprint Nextel Corp.	2,271,286	44,312,790	1.3%
Verizon Communications, Inc.	2,010,700	70,253,858	2.0%
Other Securities		22,838,353	0.6%
Total Telecommunication Services		284,858,669	8.1%
Utilities — (0.3%)
Total Utilities		10,133,660	0.3%
TOTAL COMMON STOCKS		3,496,235,248	99.3%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (12.3%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $690,897,323 FHLMC, rates ranging from 4.500% to 6.000%, maturities ranging from 11/01/34 to 11/01/36 & FNMA, rates ranging from 4.916%(r) to 5.945%(r), maturities ranging from 12/01/12 to 06/01/36, valued at $432,225,195) to be repurchased at $419,697,891	$419,636	419,636,111	11.9%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $50,755,000 FHLB Bonds 5.550%, 11/06/13, valued at $51,101,657) to be repurchased at $49,435,596	49,428	49,428,319	1.4%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $24,418,000 FNMA 4.374%, 10/01/35, valued at $23,588,281) to be repurchased at $23,242,350	23,239	23,239,000	0.7%
TOTAL TEMPORARY CASH INVESTMENTS		492,303,430	14.0%
TOTAL INVESTMENTS — (100.0%) (Cost $2,884,640,453)		$3,988,538,678	113.3%

See accompanying Notes to Financial Statements.
44

THE TAX-MANAGED U.S. EQUITY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

November 30, 2006

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (92.5%)
Consumer Discretionary — (11.3%)
* Comcast Corp. Class A	134,304	$5,433,940	0.4%
Disney (Walt) Co.	231,347	7,646,018	0.5%
Home Depot, Inc.	212,300	8,061,031	0.6%
McDonald's Corp.	134,500	5,644,965	0.4%
Time Warner, Inc.	435,000	8,760,900	0.6%
Other Securities		145,708,860	9.7%
Total Consumer Discretionary		181,255,714	12.2%
Consumer Staples — (8.6%)
Altria Group, Inc.	220,700	18,585,147	1.3%
Coca-Cola Co.	248,800	11,651,304	0.8%
PepsiCo, Inc.	175,800	10,894,326	0.7%
Procter & Gamble Co.	342,180	21,485,482	1.5%
Wal-Mart Stores, Inc.	349,148	16,095,723	1.1%
Other Securities		59,697,683	3.9%
Total Consumer Staples		138,409,665	9.3%
Energy — (8.3%)
Chevron Corp.	214,114	15,484,724	1.1%
ConocoPhillips	120,973	8,141,483	0.6%
Exxon Mobil Corp.	642,700	49,365,787	3.3%
Other Securities		59,449,317	3.9%
Total Energy		132,441,311	8.9%
Financials — (18.6%)
American Express Co.	131,700	7,733,424	0.5%
American International Group, Inc.	252,200	17,734,704	1.2%
Bank of America Corp.	472,128	25,424,093	1.7%
Citigroup, Inc.	461,344	22,878,049	1.6%
Federal National Mortgage Association	96,877	5,524,895	0.4%
JPMorgan Chase & Co.	356,452	16,496,599	1.1%
Merrill Lynch & Co., Inc.	91,800	8,026,074	0.6%
Morgan Stanley	112,000	8,529,920	0.6%
The Goldman Sachs Group, Inc.	45,200	8,804,960	0.6%
U.S. Bancorp	188,900	6,354,596	0.4%
Wachovia Corp.	188,521	10,215,953	0.7%
Wells Fargo & Co.	357,900	12,612,396	0.9%
Other Securities		147,236,135	9.7%
Total Financials		297,571,798	20.0%
Health Care — (12.1%)
Abbott Laboratories	154,200	7,194,972	0.5%
* Amgen, Inc.	105,360	7,480,560	0.5%
Bristol-Myers Squibb Co.	192,700	4,784,741	0.3%
Eli Lilly & Co.	99,200	5,316,128	0.4%
* Genentech, Inc.	108,000	8,829,000	0.6%
Johnson & Johnson	311,000	20,498,010	1.4%
Medtronic, Inc.	110,500	5,760,365	0.4%
Merck & Co., Inc.	236,300	10,517,713	0.7%
Pfizer, Inc.	742,988	20,424,740	1.4%
UnitedHealth Group, Inc.	138,804	6,812,500	0.5%
Wyeth	141,900	6,850,932	0.5%
Other Securities		88,869,442	5.8%
Total Health Care		193,339,103	13.0%

45

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (10.2%)
Boeing Co.	79,600	$7,046,988	0.5%
General Electric Co.	958,889	33,829,604	2.3%
United Technologies Corp.	108,100	6,975,693	0.5%
Other Securities		116,467,421	7.7%
Total Industrials		164,319,706	11.0%
Information Technology — (13.9%)
* Apple Computer, Inc.	85,800	7,866,144	0.6%
* Cisco Sytems, Inc.	703,750	18,916,800	1.3%
Hewlett-Packard Co.	335,500	13,238,830	0.9%
Intel Corp.	404,000	8,625,400	0.6%
International Business Machines Corp.	83,900	7,712,088	0.5%
Microsoft Corp.	847,500	24,857,175	1.7%
Motorola, Inc.	269,300	5,970,381	0.4%
* Oracle Corp.	625,550	11,904,217	0.8%
Other Securities		123,786,376	8.2%
Total Information Technology		222,877,411	15.0%
Materials — (3.2%)
Total Materials		51,386,261	3.5%
Other — (0.0%)
Total Other		6	0.0%
Real Estate Investment Trusts — (0.0%)
Total Real Estate Investment Trusts		614,258	0.0%
Telecommunication Services — (2.8%)
AT&T, Inc.	390,250	13,233,378	0.9%
BellSouth Corp.	128,500	5,729,815	0.4%
Verizon Communications, Inc.	291,200	10,174,528	0.7%
Other Securities		16,165,301	1.0%
Total Telecommunication Services		45,303,022	3.0%
Utilities — (3.5%)
Total Utilities		55,865,124	3.8%
TOTAL COMMON STOCKS		1,483,383,379	99.7%
RIGHTS/WARRANTS — (0.0%)
Other Securities		108	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (7.5%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $105,672,412 FHLMC, rates ranging from 5.000% to 7.000%, maturities ranging from 11/01/35 to 11/01/36 & FNMA 5.861%(r), 03/01/36, valued at $100,864,552) to be repurchased at $97,941,166	$97,927	97,926,749	6.6%
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $14,620,000 FHLB Bonds 5.550%, 11/06/13, valued at $14,719,855) to be repurchased at $14,236,804	14,235	14,234,708	0.9%
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $9,236,000 FNMA 5.50%, 05/01/36, valued at $8,778,990) to be repurchased at $8,650,247	8,649	8,649,000	0.6%
TOTAL TEMPORARY CASH INVESTMENTS		120,810,457	8.1%
TOTAL INVESTMENTS — (100.0%) (Cost $1,262,039,448)		$1,604,193,944	107.8%

See accompanying Notes to Financial Statements.
46

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  NOVEMBER 30, 2006

  (Amounts in thousands, except share and per share amounts)

	The Tax-Managed U.S. Marketwide Value Series	The Tax-Managed U.S. Equity Series
ASSETS:
Investments at Value (including $456,173 and $108,514 of securities on loan, respectively)	$3,496,235	$1,483,383
Temporary Cash Investments at Value	492,303	120,810
Cash	547	58
Receivables:
Investment Securities Sold	8,289	5,108
Dividends and Interest	6,370	2,954
Securities Lending Income	116	39
Fund Shares Sold	1,270	109
Prepaid Expenses and Other Assets	53	—
Total Assets	4,005,183	1,612,461
LIABILITIES:
Payables:
Upon Return of Securities Loaned	469,064	112,161
Investment Securities Purchased	13,314	12,298
Fund Shares Redeemed	—	42
Deferred Revenue	546	57
Due to Advisor	576	61
Accrued Expenses and Other Liabilities	124	56
Total Liabilities	483,624	124,675
NET ASSETS	$3,521,559	$1,487,786

Investments at Cost	$2,392,337	$1,141,229
Temporary Cash Investments at Cost	$492,303	$120,810

See accompanying Notes to Financial Statements.
47

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  FOR THE YEAR ENDED NOVEMBER 30, 2006

  (Amounts in thousands)

	The Tax-Managed U.S. Marketwide Value Series	The Tax-Managed U.S. Equity Series
Investment Income
Dividends	$52,968	$21,285
Interest	1,147	505
Income from Securities Lending	1,021	371
Total Investment Income	55,136	22,161
Expenses
Investment Advisory Services Fees	5,973	622
Accounting & Transfer Agent Fees	314	142
Custodian Fees	110	93
Legal Fees	19	8
Audit Fees	39	16
Shareholders' Reports	21	9
Directors'/Trustees' Fees & Expenses	40	17
Other	44	22
Total Expenses	6,560	929
Net Investment Income (Loss)	48,576	21,232
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	76,342	(27,193)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	364,679	165,031
Net Realized and Unrealized Gain (Loss)	441,021	137,838
Net Increase (Decrease) in Net Assets Resulting from Operations	$489,597	$159,070

See accompanying Notes to Financial Statements.
48

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The Tax-Managed U.S. Marketwide Value Series		The Tax-Managed U.S. Equity Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$48,576	$31,160	$21,232	$12,074
Net Realized Gain (Loss) on Investment Securities Sold	76,342	35,024	(27,193)	(13,460)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	364,679	256,663	165,031	82,470
Net Increase (Decrease) in Net Assets Resulting from Operations	489,597	322,847	159,070	81,084
Transactions in Interest:
Contributions	604,686	486,435	336,533	305,442
Withdrawals	(49,111)	(35,508)	(7,165)	(6,128)
Net Increase (Decrease) from Transactions in Interest	555,575	450,927	329,368	299,314
Total Increase (Decrease) in Net Assets	1,045,172	773,774	488,438	380,398
Net Assets
Beginning of Period	2,476,387	1,702,613	999,348	618,950
End of Period	$3,521,559	$2,476,387	$1,487,786	$999,348

See accompanying Notes to the Financial Statements.
49

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

	The Tax-Managed U.S. Marketwide Value Series					The Tax-Managed U.S. Equity Series
	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Year Ended Nov. 30, 2002
Total Return	17.70%	16.44%	20.49%	22.88%	(20.25)%	13.06%	10.15%	12.20%	18.49%	(20.12)%
Net Assets, End of Period (thousands)	$3,521,559	$2,476,387	$1,702,613	$1,085,233	$674,358	$1,487,786	$999,348	$618,950	$348,758	$198,247
Ratio of Expenses to Average Net Assets	0.22%	0.24%	0.25%	0.25%	0.25%	0.07%	0.09%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.63%	1.52%	1.14%	0.61%	0.61%	1.71%	1.51%	1.52%	1.02%	0.63%
Portfolio Turnover Rate	21%	12%	5%	6%	15%	21%	10%	5%	13%	11%

See accompanying Notes to Financial Statements
50

  THE DFA INVESTMENT TRUST COMPANY
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twenty-one investment portfolios, of which The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series (the "Series") are presented in this section of the report.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

2.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan. effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio. and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees and Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum, annual installments over a period of agreed upon years, or semi-annual installments over a period of agreed upon years. As of November 30, 2006, none of the Trustees have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are

51

directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

4.  New Accounting Standards: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Trust's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Series' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. The Series will adopt FIN 48 effective December 1, 2007.

C.  Investment Advisor:

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30, 2006, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The Tax-Managed U.S. Marketwide Value Series	0.20%
The Tax-Managed U.S. Equity Series	0.05%

On November 3, 2006, Dimensional Fund Advisors Inc., a Delaware corporation, converted its corporate form to Dimensional Fund Advisors LP, a Delaware limited partnership.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended November 30,2006, the total related amounts paid to the CCO by the Trust were $106 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At November 30, 2006, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The Tax-Managed U.S. Marketwide Value Series	$64
The Tax-Managed U.S. Equity Series	26

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E.  Purchases and Sales of Securities:

For the year ended November 30, 2006, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
The Tax-Managed U.S. Marketwide Value Series	$1,177,394	$621,321
The Tax-Managed U.S. Equity Series	610,168	264,837

F.  Federal Income Taxes:

The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series are treated as partnerships for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

At November 30, 2006, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
The Tax-Managed U.S. Marketwide Value Series	$2,885,701	$1,116,333	$(13,496)	$1,102,837
The Tax-Managed U.S. Equity Series	1,262,400	346,115	(4,322)	341,793

G.  Financial Instruments

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. The instrument and its significant corresponding risks are described below:

Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2006.

H.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 28, 2006 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. There were no borrowings by the Series under this line of credit during the year ended November 30, 2006. The line of credit is scheduled to expire on June 27, 2007.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 23, 2006 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for

53

its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 21, 2008. There were no borrowings by the Series under the line of credit with the international custodian bank during the year ended November 30, 2006.

I.  Securities Lending:

As of November 30, 2006, the Series had securities on loan to brokers/dealers, for which each Series held cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and registered and unregistered money market funds. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 23, 2007

55

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2006.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2006.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dfaus.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Formerly, Trustee, First Prairie Funds (registered investment company). Trustee, Harbor Fund (registered investment company) (14 Portfolios).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 63	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 62	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	81 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Formerly, Co-Founder and Principal, Long-Term Capital Management. Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Oak Hill Capital Management, Inc. 1100 King Street Building 4 Rye Brook, NY 10573 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	81 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University. Managing Partner, Oak Hill Capital Management (private equity firm). Chairman, Oak Hill Platinum Partners (hedge fund). Director, Chicago Mercantile Exchange, Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds. Director, American Century Fund Complex (registered investment companies) (37 Portfolios); and Director, Chicago Mercantile Exchange Holdings Inc..

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Graduate School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 53	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	81 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago, Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and Director, Ryder System Inc. (transportation).

57

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer, Chief Investment Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 59	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Chairman, Director/Trustee, Presdient, Chief Executive Officer and Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.), DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, Chief Investment Officer and President of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC. Chairman, Director, Chief Executive Officer and Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/1/2003 except for Dimensional Fund Advisors Canada Inc., which was from 6/17/2003, and Dimensional Holdings Inc., which was from 10/10/06.)
Limited Partner, Oak Hill Partners, Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 62	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	81 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors Inc., DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Director and formerly President of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Director, St. Louis Art Institute. President and Director, The Show Me Institute.

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

58

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

M. Akbar Ali Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Portfolio Manager of Dimensional (since August 2002). Formerly, Graduate Student at the University of California, Los Angeles (August 2000 to June 2002); Senior Technology Office at JPMorgan Chase & Co. (February 1997 to June 2000).

Darryl Avery Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional. Formerly, institutional client service and marketing representative for Metropolitan West Asset Management (February 2001 to February 2002); institutional client service and marketing representative for Payden & Rygel (June 1990 to January 2001).

Arthur H. Barlow Vice President Age: 51	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Valerie A. Brown Vice President and Assistant Secretary Age: 39	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Since March 2000, legal counsel for Dimensional.

Stephen A. Clark Vice President Age: 34	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional. Formerly, Graduate Student at the University of Chicago (September 2000 to March 2001).

Truman A. Clark Vice President Age: 65	Since 1996	Vice President of all the DFA Entities, Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 40	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 49	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 49	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 36	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Richard A. Eustice Vice President and Assistant Secretary Age: 41	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 45	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

59

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Gretchen A. Flicker Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Glenn S. Freed Vice President Age: 45	Since 2001	Vice President of all the DFA Entities, Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Jennifer Fromm Vice President Age: 33	Since 2006	Vice President of all the DFA Entities. Prior to July 2006, counsel of Dimensional. Formerly, Vice President, Secretary and Chief Compliance Officer for SA Funds-Investment Trust, an investment company (September 2000 to February 2005), and various positions including Associate General Counsel for Loring Ward Group Inc. and its registered investment advisor subsidiaries (September 2000 to September 2004). Prior to September 2000, Associate Counsel for State Street Corporation.

Henry F. Gray Vice President Age: 39	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Julie Henderson Vice President and Fund Controller Age: 32	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005). Formerly, Vice President and Portfolio Manager for Payden & Rygel (July 1999 to February 2003).

Christine W. Ho Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 33	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, counsel of Dimensional. Formerly, an Associate at Gibson, Dunn & Crutcher LLP (September 1997 to August 2001).

Patrick Keating Vice President Age: 51	Since 2003	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada Inc. Formerly, Director, President and Chief Executive Officer, Assante Asset Management, Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001).

Joseph F. Kolerich Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional, Formerly, a trader at Lincoln Capital Fixed Income Management (formerly Lincoln Capital Management Company).

Michael F. Lane Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004); AEGON, President, Advisor Resources (September 1994 to June 2001).

Juliet Lee Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003) and Director of Human Resources for Icebox, LLC (March 2000 to February 2001).

Natalie Maniaci Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. Counsel of Dimensional (since July 2003). Formerly, an Associate at Gibson, Dunn & Crutcher LLP (October 1999 to July 2003).

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Heather H. Mathews Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager for Dimensional Fund Advisors Inc. Formerly, Graduate Student at Harvard University (August 1998 to June 2000).

David M. New Vice President Age: 46	Since 2003	Vice President of all the DFA Entities. Formerly, Client Service Manager of Dimensional. Formerly, Director of Research, Wurts and Associates (investment consulting firm) (December 2000 to June 2002).

Catherine L. Newell Vice President and Secretary Age: 42	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds plc (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Sonya Park Vice President Age: 34	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional. Formerly, Associate Director at Watson Pharmaceuticals Inc. (January 2001 to February 2002); Graduate student at New York University (February 2000 to December 2000).

David A. Plecha Vice President Age: 45	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Eduardo A. Repetto Vice President Age: 39	Since 2002	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (June 2000 to April 2002). Formerly, Research Scientist (August 1998 to June 2000), California Institute of Technology.

L. Jacobo Rodriguez Vice President Age: 35	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004); and Assistant Director, Project on Global Economic Liberty, Cato Institute (January 1996 to August 2001).

Michael T. Scardina Vice President, Chief Financial Officer and Treasurer Age: 51	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc. Director, Dimensional Fund Advisors Ltd. (since February 2002) and Dimensional Funds, plc (January 2002).

David E. Schneider Vice President Age: 60	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services. Prior to 2001, Regional Director of Dimensional.

Grady M. Smith Vice President Age: 50	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional. Formerly, Principal of William M. Mercer, Incorporated (July 1995 to June 2001).

Carl G. Snyder Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 59	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Bradley G. Steiman Vice President Age: 33	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc. Prior to April 2002, Regional Director of Dimensional. Formerly, Vice President and General Manager of Assante Global Advisors (July 2000 to April 2002); Vice President of Assante Asset Management Inc. (March 2000 to July 2000); and Private Client Manager at Loring Ward Investment Counsel Ltd. (June 1997 to February 2002).

61

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Karen E. Umland Vice President Age: 40	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 48	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 55	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 61	Since 2001	Vice President of all the DFA Entities. Prior to 2001, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

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VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

63

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have a November 30, 2006 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2006, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2006, each portfolio is designating the following items with regard to distributions paid during the year.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Long Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Qualified Interest Income(4)
Tax-Managed U.S. Marketwide Value Portfolio	100.00%	—	100.00%	100.00%	100.00%	—	2.30%
Tax-Managed U.S. Equity Portfolio	100.00%	—	100.00%	100.00%	100.00%	—	2.63%
Tax Managed U.S. Small Cap Value Portfolio	8.77%	91.23%	100.00%	100.00%	100.00%	—	3.80%
Tax Managed U.S. Small Cap Portfolio	100.00%	—	100.00%	100.00%	100.00%	—	4.96%
Tax-Managed DFA International Value Portfolio	72.69%	27.31%	100.00%	—	72.91%	7.67%	0.52%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short term capital gain and net investment income).

(4)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

64

DFA113006-002A

ITEM 2.                  CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the “Report”), a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code of Business Ethics”). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report.  The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report.  A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Abbie J. Smith possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s Audit Committee and has designated Ms. Smith as the “audit committee financial expert.”  Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980.  Ms. Smith’s education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant’s financial statements.  In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant.  Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees
Fiscal Year Ended November 30, 2006: $345,695
Fiscal Year Ended November 30, 2005: $315,005

(b)	Audit-Related Fees
	Fees for Registrant –	Fiscal Year Ended November 30, 2006: $34,300
Fiscal Year Ended November 30, 2005: $32,900

For fiscal years ended November 30, 2006 and November 30, 2005, Audited-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant’s semi-annual financial statements.

Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2 01 of Regulation S X
Fiscal Year Ended November 30, 2006: $150,000
Fiscal Year Ended November 30, 2005: $51,200

For the fiscal year ended November 30, 2006, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SAS 70 over controls at the Registrant’s investment adviser.  For the fiscal year ended November 30, 2005, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with a readiness review and issuance of a Type I SAS 70 over controls at the Registrant’s investment adviser.

(c)	Tax Fees
	Fees for Registrant –	Fiscal Year Ended November 30, 2006: $76,255
Fiscal Year Ended November 30, 2005: $14,913

Tax Fees included, for the fiscal years ended November 30, 2006 and November 30, 2005, fees for tax services in connection with the Registrant’s excise tax calculations, review of the Registrant’s applicable tax returns and capital gains tax services in India.

There were no Tax Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees
	Fees for Registrant –	Fiscal Year Ended November 30, 2006: $0
Fiscal Year Ended November 30, 2005: $0

There were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)   (1)           Audit Committee’s Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures
as adopted by the
Audit Committees
of
DFA Investment Dimensions Group Inc.
Dimensional Emerging Markets Value Fund Inc.
Dimensional Investment Group Inc.
The DFA Investment Trust Company
(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”).  The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors, Inc. (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates.  These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.  Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.    General

1.             The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.             The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.    Pre-Approval of Audit Services to the Funds

1.             The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”).  The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below).  In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence.  The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.             The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.             Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.    Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.             The Committee may pre-approve types of non-audit services to the Funds and their Service Affiliates pursuant to this Section C.

2.             Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following:  (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.             The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request.

4.             The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.             A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor.  Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.    Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.             The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.             Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects.  The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.             The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee.  The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved.  The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.             The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)           pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)           refer such matter to the Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

5.             The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved.  Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting.  If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.     Amendment; Annual Review

1.             The Committee may amend these procedures from time to time.

2.             These procedures shall be reviewed annually by the Committee.

F.     Recordkeeping

1.             The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.             In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.             A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place.  The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

(e)(2)               The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant’s Audit Committee but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                    The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended November 30, 2006 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

(g)	Aggregate Non-Audit Fees
Fiscal Year Ended November 30, 2006: $480,537
Fiscal Year Ended November 30, 2005: $203,478

(h)                   The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

THE DFA INVESTMENT TRUST COMPANY

DFA INVESTMENT DIMENSIONS GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments

Investment Abbreviations

ADR               American Depositary Receipt

FNMA           Federal National Mortgage Association

FHLB              Federal Home Loan Bank

FHLMC          Federal Home Loan Mortgage Corporation

GNMA           Government National Mortgage Corporation

STRIPS          Separate Trading of Registered Interest and Principal of Securities

Investment Footnotes

†      See Note B to Financial Statements.

††    Securities have been fair valued.  See Note B to Financial Statements

*      Non-Income Producing Securities.

#      Total or Partial Securities on Loan.

@    Security purchased with cash proceeds from Securities on Loan.

(r)    The adjustable rate shown is effective as of November 30, 2006.

(v)   The variable rate shown is effective as of November 30, 2006.

Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below.  Provided below is a complete schedule of investments for each series of the Registrant or its underlying fund that provided a summary schedule of portfolio holdings in its report to stockholders included under Item 1 in lieu of a complete schedule of investments.  The schedules of investments for the following series are provided below:

Name of Entity for which Schedule of Investments is Provided	Relationship to Series of the Registrant
Large Cap International Portfolio	An underlying fund for The Global Large Company Series
The U.S. Large Company Series	Series of Registrant
The U.S. Large Cap Value Series	Series of Registrant
The U.S Targeted Value Series (formerly, The U.S. Small XM Value Series)	Series of Registrant
The U.S. Small Cap Value Series	Series of Registrant
The U.S. Small Cap Series	Series of Registrant
The U.S. Micro Cap Series	Series of Registrant
The DFA International Value Series	Series of Registrant

The Japanese Small Company Series	Series of Registrant
The Asia Pacific Small Company Series	Series of Registrant
The United Kingdom Small Company Series	Series of Registrant
The Continental Small Company Series	Series of Registrant
The Emerging Markets Series	Series of Registrant
The Emerging Markets Small Cap Series	Series of Registrant
The Tax-Managed U.S. Marketwide Value Series	Series of Registrant
The Tax-Managed U.S. Equity Series	Series of Registrant

LARGE CAP INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

AUSTRALIA — (4.4%)
COMMON STOCKS — (4.4%)
#	ABC Learning Centres, Ltd.	22,532	$132,203
*	AGL Energy	45,094	544,326
	Alinta, Ltd.	51,178	415,881
	Alumina, Ltd.	139,764	700,117
	Amcor, Ltd.	87,058	511,177
	Amcor, Ltd. ADR	1,068	25,322
	AMP, Ltd.	205,713	1,536,784
	Ansell, Ltd.	12,403	114,316
	APN News & Media, Ltd.	49,644	227,120
#	Aristocrat Leisure, Ltd.	49,521	606,522
*	Austar United Communications, Ltd.	284,547	278,881
	Australand Property Group	79,544	121,688
	Australia & New Zealand Banking Group, Ltd.	199,258	4,464,142
	Australia & New Zealand Banking Group, Ltd. Sponsored ADR	4,200	472,962
	Australian Stock Exchange, Ltd.	16,683	478,855
	AWB, Ltd.	33,380	74,980
	AXA Asia Pacific Holdings, Ltd.	244,297	1,260,831
# *	Babcock & Brown Infrastructure Group	133,200	189,027
	Babcock & Brown, Ltd.	15,409	300,624
	Bank of Queensland, Ltd.	9,649	116,979
	Bendigo Bank, Ltd.	10,592	117,591
	BHP Billiton, Ltd.	360,962	7,471,417
	BHP Billiton, Ltd. Sponsored ADR	28,400	1,176,612
	Billabong International, Ltd.	17,806	224,579
	BlueScope Steel, Ltd.	81,938	515,479
	Boral, Ltd.	58,884	343,978
*	Brambles, Ltd.	118,343	1,201,627
	Brickworks, Ltd.	10,834	100,956
	Caltex Australia, Ltd.	29,754	520,266
	Challenger Financial Services Group, Ltd.	39,625	123,695
	Coates Hire, Ltd.	52,886	231,324
	Coca-Cola Amatil, Ltd.	50,128	295,524
	Cochlear, Ltd.	5,059	224,479
	Coles Group, Ltd.	135,872	1,432,770
	Commonwealth Bank of Australia	143,573	5,363,735
	Computershare, Ltd.	51,406	367,074
	CSL, Ltd.	20,231	943,398
	CSR, Ltd.	91,001	229,451
#	DCA Group, Ltd.	40,864	110,542
	Downer EDI, Ltd.	25,121	138,926
# *	Fortescue Metals Group, Ltd.	50,976	430,819
	Foster’s Group, Ltd.	227,083	1,197,389
# *	Hardman Resources, Ltd.	33,188	53,974
	Harvey Norman Holdings, Ltd.	128,448	407,790

1

		Shares	Value††
	Iluka Resources, Ltd.	20,985	$115,893
	Insurance Australia Group, Ltd.	188,541	858,261
	James Hardie Industries NL	43,241	287,439
#	John Fairfax Holdings, Ltd.	116,578	477,527
	Leighton Holdings, Ltd.	30,749	495,123
	Lend Lease Corp., Ltd.	707	9,762
	Lion Nathan, Ltd.	63,050	402,267
*	Macquarie Airports	69,300	193,844
	Macquarie Bank, Ltd.	26,762	1,532,386
*	Macquarie Communications Infrastructure Group	31,600	159,832
	Macquarie Infrastructure Group	92,355	255,138
	Mayne Pharma, Ltd.	58,769	190,812
	Metcash Limited	115,235	413,375
	Minara Resources, Ltd.	28,511	132,523
	Mirvac, Ltd.	108,668	453,695
	Multiplex Group	59,010	181,333
	National Australia Bank, Ltd.	178,139	5,491,208
	National Australia Bank, Ltd. Sponsored ADR	2,900	446,397
	Newcrest Mining, Ltd.	35,457	724,542
#	Nufarm, Ltd.	14,411	108,508
	Onesteel, Ltd.	54,872	190,247
#	Orica, Ltd.	30,390	574,448
#	Origin Energy, Ltd.	78,951	468,968
	Oxiana, Ltd.	124,182	324,691
# *	Paladin Resources, Ltd.	101,022	560,256
	Paperlinx, Ltd.	42,570	132,469
	Perpetual Trustees Australia, Ltd.	3,869	224,956
	Promina Group, Ltd.	107,754	554,970
	Publishing and Broadcasting, Ltd.	75,939	1,247,600
#	Qantas Airways, Ltd.	364,242	1,419,011
	QBE Insurance Group, Ltd.	86,069	1,754,832
	Ramsay Health Care, Ltd.	14,888	129,564
	Rinker Group, Ltd.	104,478	1,530,580
#	Rio Tinto, Ltd.	49,775	2,902,461
	Santos, Ltd.	60,572	489,253
	Seven Network, Ltd.	3,746	31,244
	Sigma Pharmaceuticals, Ltd.	55,175	119,685
	Sims Group, Ltd.	7,814	123,078
	Sonic Healthcare, Ltd.	25,691	269,365
#	St. George Bank, Ltd.	60,819	1,562,786
#	Suncorp-Metway, Ltd.	66,602	1,073,326
*	Sydney Roads Group	29,561	26,237
	Symbion Health, Ltd.	60,235	167,282
	TABCORP Holdings, Ltd.	62,980	809,863
*	Tattersall’s, Ltd.	46,526	139,689
	Telstra Corp., Ltd.	876,734	2,600,903
*	Telstra Corp., Ltd.	438,367	809,287
	Toll Holdings, Ltd.	55,946	742,077
*	Tower Australia Group, Ltd.	28,186	52,258
	Transurban Group	82,024	473,153
	United Group, Ltd.	31,665	348,150
*	Virgin Blue Holdings, Ltd.	90,396	150,974
	Washington H. Soul Pattinson & Co., Ltd.	18,899	129,271
	Wesfarmers, Ltd.	44,126	1,217,104

2

		Shares	Value††
#	West Australian Newspapers Holdings, Ltd.	26,425	$237,767
*	Westfield Group	35	530
	Westfield Group Stapled	1,185	18,161
	Westpac Banking Corp.	197,934	3,798,195
	Westpac Banking Corp. Sponsored ADR	2,500	240,000
	Woodside Petroleum, Ltd.	70,327	2,090,970
	Woolworths, Ltd.	132,965	2,304,514
#	WorleyParsons, Ltd.	16,683	251,315
	Zinifex, Ltd.	47,500	635,153
TOTAL COMMON STOCKS			81,652,640

RIGHTS/WARRANTS — (0.0%)
*	Tower Australia Group, Ltd. Rights 12/14/06	12,032	7,262

TOTAL — AUSTRALIA			81,659,902

AUSTRIA — (0.4%)
COMMON STOCKS — (0.4%)
	Boehler-Uddeholm AG	3,944	251,186
*	BWIN Interactive Entertainment AG	2,186	48,471
	Erste Bank der Oesterreichischen Sparkassen AG	27,631	2,017,362
	EVN AG	1,049	120,211
*	IMMOFINANZ Immobiliem Anlagen AG	8,273	108,857
	Oesterreichische Elektrizitaetswirtschafts AG	8,100	406,898
	OMV AG	17,280	929,627
*	Raiffeisen International Bank-Holding AG	4,336	512,153
	Telekom Austria AG	35,563	944,148
	Uniqa Versicherungen AG	7,460	242,050
	Voestalpine AG	9,359	465,880
*	Wiener Staedtische Versicherung AG	1,540	105,844
	Wienerberger AG	8,679	463,043

TOTAL — AUSTRIA			6,615,730

BELGIUM — (0.7%)
COMMON STOCKS — (0.7%)
	Ackermans & Van Haaren SA	5,007	369,927
	AGFA-Gevaert NV, Mortsel	10,485	249,795
	Bekaert SA	1,924	223,338
	Colruyt SA	1,700	321,995
*	Cumerio - Strip	55	4
	Delhaize Group	4,997	398,477
	Delhaize Group Sponsored ADR	3,100	247,132
	Dexia SA	65,150	1,781,118
	Distrigaz	29	168,742
	Fortis AG	132,383	5,405,946
	InBev NV	29,842	1,962,284
	Mobistar SA	3,728	313,663
	Solvay SA	6,809	970,028
*	Suez SA Strip VVPR	11,992	159
	UCB SA	9,280	589,139
	Umicore	1,748	263,283
TOTAL COMMON STOCKS			13,265,030

3

		Shares	Value††
RIGHTS/WARRANTS — (0.0%)
*	Umicore Strip VVPR	55	$4

TOTAL — BELGIUM			13,265,034

CANADA — (6.4%)
COMMON STOCKS — (6.4%)
	AGF Management, Ltd. Class B Non-Voting	9,000	198,984
	Agnico Eagle Mines, Ltd.	14,600	641,247
	Agrium, Inc.	21,900	674,421
	Alcan, Inc.	49,133	2,357,592
	Alimentation Couche-Taro, Inc. Subordinated Voting Class B	14,900	331,387
*	Alliance Atlantis Communications, Inc. Series B Non-Voting	3,300	116,651
	Astral Media, Inc. Class A	6,100	209,057
	Atco, Ltd. Class 1 Non-Voting	4,700	190,914
	AUR Resources, Inc.	12,600	267,545
#	Bank of Montreal	94,488	5,654,967
#	Bank of Nova Scotia	114,627	5,213,192
	Barrick Gold Corp.	110,300	3,460,487
#	BCE, Inc.	35,250	866,396
*	Bema Gold Corp.	47,700	258,538
	Biovail Corp.	15,600	276,744
*	Bombardier, Inc. Class B	180,500	602,167
#	Brookfield Asset Management, Inc. Series A Limited Voting	22,350	1,066,178
	Brookfield Properties Corp.	13,425	538,505
	CAE, Inc.	40,033	368,063
	Cameco Corp.	40,200	1,525,914
	Canada Bread Co., Ltd.	200	9,579
#	Canadian Imperial Bank of Commerce	38,700	3,044,696
#	Canadian National Railway Co.	67,200	3,158,026
	Canadian National Resources, Ltd.	61,600	3,343,083
	Canadian Pacific Railway, Ltd.	17,400	969,299
#	Canadian Tire Corp. Class A Non-Voting	12,200	776,941
#	Canadian Utilities, Ltd. Class A Non-Voting	11,200	438,075
*	Canfor Corp.	8,800	80,137
	Canfor Pulp Income Fund	1,311	13,775
*	Celestica, Inc. Subordinate Voting	28,200	257,789
*	CGI Group, Inc.	17,800	122,818
*	Cognos, Inc.	4,400	180,038
*	Compton Petroleum Corp.	10,000	105,775
	Corus Entertainment, Inc. Class B Non-Voting	4,300	152,865
*	Domtar, Inc.	20,100	144,319
*	Duvernay Oil Corp.	5,400	176,083
*	Eldorado Gold Corp.	37,800	213,816
	Emera, Inc.	4,200	82,893
	Empire Co., Ltd. Class A Non-Voting	2,600	92,886
#	Enbridge, Inc.	38,700	1,363,929
	EnCana Corp.	105,300	5,505,418
	Ensign Energy Services, Inc.	13,500	232,634
#	Fairfax Financial Holdings, Inc. Subordinate Voting	1,000	184,064
	Finning International, Inc.	9,300	363,596
*	First Calgary Petroleums, Ltd. Class A	25,700	158,649

4

		Shares	Value††
	First Quantum Minerals, Ltd.	8,400	$440,723
#	Fortis, Inc.	12,200	300,714
*	Four Seasons Hotels, Inc.	2,800	225,927
	George Weston, Ltd.	6,700	417,529
	Gerdau Ameristeel Corp.	14,100	140,130
*	Gildan Activewear, Inc.	6,300	347,036
	Goldcorp, Inc.	69,820	2,175,819
#	Great West Lifeco, Inc.	33,700	981,447
#	Husky Energy, Inc.	15,900	1,090,815
*	IAMGOLD Corp.	36,600	350,922
#	IGM Financial, Inc.	12,900	545,910
#	Imperial Oil, Ltd.	41,727	1,568,530
	Industrial Alliance Insurance & Financial Services, Inc.	5,900	185,465
	ING Canada, Inc.	13,600	648,889
	Inmet Mining Corp.	5,400	302,614
	Ipsco, Inc.	5,318	544,303
	Jean Coutu Group PJC, Inc. Class A Subordinate Voting	7,500	77,295
*	Kinross Gold Corp.	43,900	549,687
*	Lionore Mining International, Ltd.	47,600	490,984
	Loblaw Companies, Ltd.	13,600	566,602
*	MacDonald Dettweiler & Associates, Ltd.	4,600	165,947
	Magna International, Inc. Class A	13,019	1,000,550
	Manitoba Telecom Services, Inc.	2,400	93,600
#	Manulife Financial Corp.	195,800	6,473,804
	MDS, Inc.	15,154	278,253
*	Meridian Gold, Inc.	10,400	320,546
	Methanex Corp.	11,600	286,940
	Metro, Inc. Class A Subordinate Voting	12,400	390,767
	Mi Developments, Inc.	5,100	185,191
#	National Bank of Canada	17,800	989,244
	New Maple Leaf Foods, Inc.	6,700	72,394
	Nexen, Inc.	30,050	1,644,521
	Niko Resources, Ltd.	4,200	294,576
	Norbord, Inc.	2,400	19,018
*	Nortel Networks Corp.	212,600	456,083
	Northbridge Financial Corp.	2,700	73,171
	Nova Chemicals Corp.	6,300	183,586
	Novelis, Inc.	7,800	211,725
	Onex Corp.	11,800	291,474
*	OPTI Canada, Inc.	18,400	317,878
*	Pan Amer Silver Corp.	6,300	163,175
*	Paramont Resources, Ltd. Class A	7,900	185,178
	Petro-Canada	58,500	2,638,019
	Potash Corp. of Saskatchewan, Inc.	13,000	1,830,962
#	Power Corp. of Canada, Ltd.	37,800	1,174,992
	Power Financial Corp.	28,400	931,788
	Quebecor World, Inc.	8,800	102,097
	Quebecor, Inc. Class B Subordinate Voting	4,500	126,168
	Ritchie Brothers Auctioneers, Inc.	3,000	162,445
	Rogers Communications, Inc. Class B Non-Voting	29,900	1,829,004
*	RONA, Inc.	12,100	226,733
	Rothmans, Inc.	1,200	21,961
#	Royal Bank of Canada	218,140	10,169,234
	Russel Metals, Inc.	6,600	169,269

5

		Shares	Value††
	Saputo, Inc.	5,100	$169,963
	Shaw Communictions, Inc. Class B Non-Voting	21,600	672,559
#	Shell Canada, Ltd.	26,400	1,003,249
	Sherritt International Corp.	14,600	157,883
	Shoppers Drug Mart Corp.	20,800	902,447
# *	Silver Wheaton Corp.	19,000	222,932
	SNC-Lavalin Group, Inc.	19,100	540,028
	Sobeys, Inc.	2,400	82,483
#	Sun Life Financial, Inc.	73,300	3,130,838
	Suncor Energy, Inc.	59,091	4,667,571
#	Talisman Energy, Inc.	126,000	2,117,193
	Teck Cominco Class B	27,330	2,052,053
	Telus Corp.	17	833
#	The Thomson Corp.	31,000	1,323,278
	Toromont Industries, Ltd.	4,900	97,781
#	Toronto Dominion Bank	93,315	5,468,739
	Torstar Corp. Class B Non-Voting	5,800	91,872
#	Transalta Corp.	23,300	524,737
#	TransCanada Corp.	45,313	1,536,686
	Transcontinental, Inc. Class A	6,600	128,585
	Trican Well Service, Ltd.	5,600	112,485
	TSX Group, Inc.	8,000	321,107
*	UTS Energy Corp.	41,100	152,949
	West Fraser Timber Co., Ltd.	3,000	112,535
	Yamana Gold, Inc.	26,000	335,117

TOTAL — CANADA			117,347,669

DENMARK — (0.7%)
COMMON STOCKS — (0.7%)
	A P Moller - Maersk A.S.	325	3,048,040
	Carlsberg A.S. Series B	3,475	331,929
	Codan A.S.	1,450	126,255
#	Coloplast A.S.	3,540	311,651
#	Dampskibsselskabet Torm A.S.	1,700	104,342
	Danisco A.S.	4,350	373,505
	Danske Bank A.S.	46,956	2,050,302
	DSV A.S.	1,980	350,567
	East Asiatic Co., Ltd.	2,525	148,083
	FLSmidth & Co. A.S.	4,500	262,503
#	GN Great Nordic A.S.	21,220	302,150
	Group 4 Securicor PLC	28,536	95,960
	H. Lundbeck A.S.	17,802	452,485
*	Jyske Bank A.S.	7,260	476,245
	NKT Holding A.S.	2,000	164,421
	Novo-Nordisk A.S. Series B	24,250	1,874,725
	Novo-Nordisk A.S. Sponsored ADR	3,800	294,310
	Novozymes A.S. Series B	4,880	411,490
	Rockwool International A.S.	400	62,723
	Sydbank A.S.	5,940	252,844
*	Topdanmark A.S.	2,400	383,186
*	Vestas Wind Systems A.S.	21,466	830,113
*	William Demant Holding	3,260	259,608

TOTAL — DENMARK			12,967,437

6

		Shares	Value††
FINLAND — (1.2%)
COMMON STOCKS — (1.2%)
	Cargotec Oyj Series B	3,100	$153,182
	Elisa Oyj	17,663	460,595
	Fortum Oyj	113,088	3,314,488
	Kesko Oyj	6,400	327,775
	Kone Oyj Series B	10,280	526,751
*	Metso Corp. Sponsored ADR	2,600	120,432
	Metso Oyj	10,444	483,069
#	Neste Oil Oyj	28,272	914,781
	Nokia Oyj	422,721	8,550,170
	Nokia Oyj Sponsored ADR	28,200	570,204
	Nokian Renkaat Oyj	8,700	180,616
	OKO Bank P.L.C. Class A	8,700	140,405
*	Oriola-KD Oyj	4,200	14,517
*	Oriola-KD Oyj	6,900	23,930
*	Orion Oyj Series A	4,200	87,710
*	Orion Oyj Series B	6,900	143,671
	Outokumpu Oyj Series A	19,700	663,025
	Rautaruukki Oyj Series K	8,700	318,451
	Sampo Oyj	61,500	1,560,169
#	SanomaWSOY Oyj	15,794	438,232
	Stockmann Oyj Abp Series A	1,020	48,897
	Stockmann Oyj Abp Series B	1,950	94,598
	Stora Enso Oyj Series R	67,900	1,061,660
#	TietoEnator Oyj	7,060	201,570
	UPM-Kymmene Oyj	45,800	1,146,260
	UPM-Kymmene Oyj Sponsored ADR	9,900	247,995
#	Wartsila Corp. Oyj Series B	6,750	326,604
	YIT Oyj	11,100	289,458

TOTAL — FINLAND			22,409,215

FRANCE — (8.2%)
COMMON STOCKS — (8.2%)
	Accor SA	20,934	1,524,336
	Air France-KLM	24,260	970,375
	Air Liquide SA	12,743	2,890,413
	Air Liquide SA Primes De Fid 02	12,644	2,861,725
	Alcatel SA	135,772	1,811,816
*	Alstom SA	10,690	1,248,387
	Assurances Generales de France (AGF)	15,535	2,309,641
*	Atos Origin	7,666	432,543
	AXA SA	169,056	6,422,887
	AXA SA ADR	22,100	840,242
*	BioMerieux	1,600	105,932
	BNP Paribas SA	100,729	10,881,984
#	Bourbon SA	5,080	273,344
	Bouygues SA	25,936	1,544,508
*	Business Objects SA	6,803	263,555
	Capgemini SA	13,671	835,254
	Carrefour SA	66,715	4,179,948

7

		Shares	Value††
#	Casino Guichard Perrachon SA	10,202	$933,342
	Cie Generale D’Optique Essilor Intenational SA	10,525	1,132,026
	Ciments Francais SA	1,006	188,515
	Clarins SA	1,524	112,418
#	CNP Assurances	5,040	528,959
	Compagnie de Saint-Gobain	34,334	2,748,676
# *	Compagnie Generale de Geophysique SA	4,305	864,409
	Credit Agricole SA	68,707	2,917,502
	Dassault Systemes SA	9,666	527,127
#	Dior (Christian) SA	17,202	1,812,708
	Eiffage SA	6,330	646,842
	Esso SA	286	62,522
*	Establissements Maurel Et Prom	3,414	77,397
	Euler Hermes SA	3,120	427,864
	European Aeronautic Defence & Space Co.	25,278	746,705
	Fimalac SA	3,197	291,016
	France Telecom SA	231,887	6,045,320
	Generale des Establissements Michelin SA Series B	15,210	1,323,983
	Groupe Danone	26,403	4,070,612
#	Havas SA	27,830	153,658
	Hermes International SA	12,027	1,309,816
	Iliad SA	4,500	393,330
#	Imerys SA	5,342	468,876
	JC Decaux SA	18,441	522,538
	Klepierre SA	1,862	302,636
	LaFarge SA	17,353	2,528,725
	Lafarge SA Prime Fidelity	8,912	1,294,742
	Lagardere S.C.A. SA	10,889	800,333
#	L’Oreal SA	64,016	6,467,218
#	LVMH (Louis Vuitton Moet Hennessy)	43,990	4,575,983
	M6 Metropole Television	10,023	343,032
	Neopost SA	3,543	456,182
	Pernod-Ricard SA	7,915	1,756,014
	Peugeot SA	16,477	1,027,883
#	PPR SA	9,979	1,526,410
	Publicis Groupe	14,334	555,358
	Remy Cointreau SA	2,257	135,875
	Renault SA	20,388	2,451,380
*	Rhodia SA	124,925	402,029
	Safran SA	16,219	349,247
	Sanofi - Aventis	111,839	9,852,282
	Sanofi - Aventis ADR	8,000	352,080
	Schneider Electric SA	23,650	2,569,099
#	SCOR SA	75,709	216,513
	SEB SA Prime Fidelity	990	140,288
	Societe BIC SA	3,600	245,583
	Societe Generale Paris	41,261	6,934,481
	Societe Television Francaise 1	17,323	641,297
	Sodexho Alliance SA	11,496	674,841
	STMicroelectronics NV	24,397	441,535
	Suez (ex Suez Lyonnaise des Eaux)	98,301	4,724,391
	Technip SA	8,071	567,513
	Thales SA	16,134	772,904
	Thomson	20,078	372,486

8

		Shares	Value††
#	Total SA	235,328	$16,772,107
	Total SA Sponsored ADR	2,300	164,358
	Unibail SA	4,413	1,042,374
#	Valeo SA	6,734	269,518
	Vallourec (Usines A Tubes de Lorraine Escaut et Vallourec Reunies)	3,010	815,614
	Veolia Environnement SA	34,982	2,321,184
#	Vinci SA	24,590	3,097,913
	Vivendi SA	131,137	5,057,676
	Wendel Investissement	4,149	620,421
	Zodiac SA	4,549	279,211

TOTAL — FRANCE			151,621,767

GERMANY — (6.1%)
COMMON STOCKS — (6.1%)
	Adidas-Salomon AG	22,171	1,090,841
	Allianz SE	40,153	7,828,155
*	Allianz SE ADR	91,586	1,790,506
	Altana AG	14,018	818,832
	AMB Generali Holding AG	5,721	820,870
	BASF AG	54,907	5,075,790
	BASF AG Sponsored ADR	1,200	111,132
	Bayer AG	67,562	3,502,201
	Bayerische Motoren Werke (BMW) AG	59,234	3,262,742
	Beiersdorf AG	34,704	2,050,668
	Celesio AG	19,324	988,452
	Commerzbank AG	68,726	2,483,609
	Continental AG	14,256	1,626,183
	DaimlerChrysler AG	90,972	5,303,995
	Deutsche Bank AG	50,797	6,569,934
	Deutsche Bank AG ADR	4,200	543,312
	Deutsche Boerse AG	11,322	1,904,698
	Deutsche Lufthansa AG	43,579	1,095,046
	Deutsche Post AG	142,508	4,246,999
*	Deutsche Postbank AG	6,500	546,098
	Deutsche Telekom AG	354,516	6,301,131
	E.ON AG	65,458	8,422,718
	E.ON AG ADR	30,450	1,306,305
#	Fraport AG	9,524	671,483
*	Freenet.De AG	2,562	77,278
	Fresenius Medical Care AG & Co.	6,632	891,914
	GEA Group AG	14,061	279,784
*	Hannover Rueckversicherung AG	12,626	531,715
	Heidelberger Druckmaschinen AG	6,690	290,584
	Henkel KGAA	4,250	532,174
	Hochtief AG	7,146	480,011
	Hugo Boss AG	808	41,978
	Hypo Real Estate Holding AG	14,782	864,141
*	Infineon Technologies AG	62,295	807,639
*	Infineon Technologies AG ADR	21,400	276,702
	IVG Immobilien AG	9,036	353,373
	K&S AG	3,513	342,753
# *	KarstadtQuelle AG	10,229	284,759

9

		Shares	Value††
*	Lanxess AG	4,179	$220,650
	Linde AG	11,612	1,145,413
	MAN AG	17,073	1,641,300
	Merck KGAA	4,005	437,736
	Metro AG	36,404	2,272,481
	Munchener Rueckversicherungs-Gesellschaft AG	23,305	3,809,659
	Puma AG Rudolf Dassler Sport	1,390	505,560
	Rheinmetall AG	3,270	227,786
	Rhoen-Klinikum AG	5,477	247,145
	RWE AG	800	76,333
#	RWE AG (Neu) Series A	51,140	5,836,719
	Salzgitter AG	3,169	382,541
	SAP AG	25,996	5,431,877
*	SAP AG Sponsored ADR	2,600	135,772
	Schwarz Pharma AG	2,790	338,161
#	Siemens AG	83,409	7,965,551
	Siemens AG ADR	19,600	1,870,820
	Stada Arzneimittel AG	5,639	299,697
	Suedzucker AG	20,328	495,415
	ThyssenKrupp AG	44,279	1,717,051
#	TUI AG	28,417	600,722
	United Internet AG	14,268	218,521
#	Volkswagen AG	24,379	2,663,163

TOTAL — GERMANY			112,956,578

GREECE — (0.5%)
COMMON STOCKS — (0.5%)
	Agricultural Bank of Greece S.A.	11,076	57,162
	Alpha Bank A.E.	42,816	1,337,650
	Coca-Cola Hellenic Bottling Co. S.A.	16,870	617,193
	Cosmote Mobile Telecommunications S.A.	21,450	596,953
	EFG Eurobank Ergasias S.A.	25,044	895,603
*	Emporiki Bank of Greece S.A.	7,020	215,752
	Hellenic Petroleum S.A.	15,660	207,365
*	Hellenic Telecommunication Organization Co. S.A.	33,920	985,623
	Motor Oil (Hellas) Corinth Refineries S.A.	9,785	254,056
	National Bank of Greece	35,025	1,607,214
	National Bank of Greece S.A. ADR	35,000	323,750
	Piraeus Bank S.A.	23,143	692,988
	Public Power Corp.	15,920	393,549
	Titan Cement Co. S.A.	9,080	491,840

TOTAL — GREECE			8,676,698

HONG KONG — (1.7%)
COMMON STOCKS — (1.7%)
#	ASM Pacific Technology, Ltd.	17,000	92,910
	Bank of East Asia, Ltd.	161,747	870,708
	Cathay Pacific Airways, Ltd.	221,000	525,715
	Chaoda Modern Agriculture (Holdings), Ltd.	216,000	134,748
	Cheung Kong Holdings, Ltd.	167,600	1,976,956
	Cheung Kong Infrastructure Holdings, Ltd.	129,000	392,371
	China Mengniu Dairy Co., Ltd.	134,000	293,990

10

		Shares	Value††
	China Merchants Holdings (International) Co., Ltd.	109,493	$364,623
	China Netcom Group Corp. (Hong Kong), Ltd.	389,000	773,975
	China Overseas Land & Investment, Ltd.	344,000	374,787
	China Resources Land, Ltd.	200,000	202,905
	China Resources Power Holdings Co., Ltd.	176,000	220,451
	China State Construction International Holdings, Ltd.	1,111	697
	China Travel International Investment Hong Kong, Ltd.	218,000	57,341
	China Unicom, Ltd.	642,000	740,834
#	CITIC International Financial Holdings, Ltd.	84,000	65,025
	Citic Pacific, Ltd.	103,000	341,208
	CLP Holdings, Ltd.	199,900	1,327,328
	CNOOC, Ltd.	2,166,500	1,920,859
	CNPC (Hong Kong), Ltd.	190,000	100,805
	COFCO International, Ltd.	118,000	103,099
	Dah Sing Banking Group, Ltd.	70,720	162,615
	Dah Sing Financial Holdings, Ltd.	12,059	109,524
	Esprit Holdings, Ltd.	107,041	1,108,533
	First Pacific Co., Ltd.	202,000	102,472
# *	Foxconn International Holdings, Ltd.	452,000	1,360,517
*	Galaxy Entertainment Group, Ltd.	144,000	155,064
	Giordano International, Ltd.	98,000	49,667
	Global Bio-Chem Technology Group Co., Ltd.	108,000	35,272
	GOME Electrical Appliances Holdings, Ltd.	82,000	62,706
	Great Eagle Holdings, Ltd.	26,000	78,636
	Guangzhou Investment Co., Ltd.	624,000	156,487
	Hang Lung Group, Ltd.	84,000	213,308
	Hang Seng Bank, Ltd.	131,100	1,747,272
	Henderson Investment, Ltd.	137,000	241,987
	Henderson Land Development Co., Ltd.	117,000	649,922
	Hengan International Group Co., Ltd.	48,000	115,012
	Hong Kong and China Gas Co., Ltd.	397,000	877,133
	Hong Kong and Shanghai Hotels, Ltd.	67,834	104,542
	Hong Kong Electric Holdings, Ltd.	155,207	731,805
	Hopewell Highway Infrastructure, Ltd.	236,000	194,587
	Hopewell Holdings, Ltd.	59,000	196,292
	Hopson Development Holdings, Ltd.	50,000	122,810
*	Hutchison Telecommunications International, Ltd.	184,000	401,359
	Hutchison Whampoa, Ltd.	256,500	2,408,252
	Hysan Development Co., Ltd.	55,008	145,105
	Industrial & Commercial Bank of China (Asia), Ltd.	24,000	42,824
	Johnson Electric Holdings, Ltd.	168,000	126,763
	Kerry Properties, Ltd.	42,263	170,202
	Kingboard Chemical Holdings, Ltd.	44,000	177,361
	Kowloon Development Co., Ltd.	57,000	112,561
#	Lee & Man Paper Manufacturing, Ltd.	78,000	197,284
#	Lenova Group, Ltd.	302,000	121,415
	Li & Fung, Ltd.	216,000	625,626
	Li Ning Co., Ltd.	62,000	82,507
	Lifestyle International Holdings, Ltd.	66,000	148,339
	Melco International Development, Ltd.	56,000	157,834
	MTR Corp., Ltd.	232,795	577,534
	New World China Land, Ltd.	165,200	100,102
	New World Development Co., Ltd.	161,762	294,908
#	NWS Holdings Ltd.	93,740	214,396

11

	Shares	Value††
PCCW, Ltd.	235,265	$152,735
Prime Success International Group, Ltd.	130,000	108,296
Shanghai Industrial Holdings, Ltd.	39,000	82,888
Shangri-La Asia, Ltd.	148,913	381,803
Shun Tak Holdings, Ltd.	80,000	125,230
Sino Land Co., Ltd.	188,317	352,900
Sinochem Hong Kong Holdings, Ltd.	264,000	107,619
Sun Hung Kai & Co., Ltd.	112,000	112,897
Sun Hung Kai Properties, Ltd.	142,706	1,613,668
Techtronic Industries Co., Ltd.	86,500	115,589
Television Broadcasts, Ltd.	25,000	141,558
Texwinca Holdings, Ltd.	34,000	22,961
Tingyi (Cayman Islands) Holding Corp.	118,000	99,106
Transport International Holdings, Ltd.	17,600	100,833
Vtech Holdings, Ltd.	15,000	94,331
Wharf Holdings, Ltd.	136,542	477,361
Wheelock and Co., Ltd.	70,000	127,728
Wheelock Properties, Ltd.	110,000	98,025
Wing Hang Bank, Ltd.	16,500	174,120
Wing Lung Bank, Ltd.	8,000	76,865
Yue Yuen Industrial (Holdings), Ltd.	78,500	248,087

TOTAL — HONG KONG		30,376,470

IRELAND — (0.7%)
COMMON STOCKS — (0.7%)
Allied Irish Banks P.L.C.	83,158	2,324,413
Allied Irish Banks P.L.C. ADR	7,500	421,950
Anglo Irish Bank Corp. P.L.C.	71,929	1,368,923
Bank of Ireland P.L.C.	92,665	1,998,721
Bank of Ireland P.L.C. Sponsored ADR	2,800	242,452
C&C Group P.L.C.	29,918	456,951
CRH P.L.C.	50,877	1,923,963
# CRH P.L.C. Sponsored ADR	5,350	205,440
* Elan Corp. P.L.C.	38,336	553,631
* Elan Corp. P.L.C. ADR	5,700	82,479
Grafton Group P.L.C.	10,579	154,735
IAWS Group P.L.C.	9,927	244,701
Independent News & Media P.L.C.	79,351	286,603
Irish Life & Permanent P.L.C.	30,976	781,379
Kerry Group P.L.C.	22,953	556,051
Kingspan Group P.L.C.	11,888	265,667
* Ryanair Holdings P.L.C.	16,760	209,575

TOTAL — IRELAND		12,077,634

ITALY — (3.3%)
COMMON STOCKS — (3.3%)
ACEA SpA	7,694	147,358
AEM SpA	102,681	327,939
# Alleanza Assicurazioni SpA	52,431	666,075
ASM SpA	74,248	388,087
Assicurazioni Generali SpA, Trieste	109,164	4,757,601
Autogrill SpA, Novara	14,752	258,511

12

		Shares	Value††
	Autostrade SpA	40,846	$1,265,911
	Banca CR Firenze	117,766	390,558
	Banca Intesa SpA	453,153	3,207,743
*	Banca Italease	4,000	225,167
	Banca Monte Dei Paschi di Siena SpA	176,149	1,127,885
	Banca Popolare di Milano Scarl	41,017	666,571
*	Banca Popolare Italiana	52,818	740,585
	Banche Popolari Unite Scpa	38,818	1,074,692
#	Banco Popolare di Verona e Novara SpA	33,593	946,329
	Benetton Group SpA	5,718	104,602
	Bulgari SpA	16,639	235,107
	Buzzi Unicem SpA	5,787	155,818
	Capitalia SpA	178,013	1,641,824
	CIR SpA (Cie Industriale Riunite), Torino	34,312	114,217
	Compagnia Assicuratrice Unipol SpA	114,185	403,494
	Credito Bergamasco SpA	3,418	139,929
	Credito Emiliano SpA	25,277	363,166
	Davide Campari - Milano SpA	26,746	267,527
	Enel SpA	461,796	4,716,317
	Enel SpA Sponsored ADR	9,800	499,898
	Eni SpA	285,395	9,379,883
#	Eni SpA Sponsored ADR	11,000	725,120
	ERG SpA	4,499	107,560
#	Fastweb	6,895	358,585
# *	Fiat SpA	59,319	1,105,323
*	Fiat SpA Sponsored ADR	4,000	74,840
#	Fondiaria - Sai SpA	7,144	329,055
*	Geox SpA	11,000	168,614
#	Gruppo Editoriale L’Espresso SpA	21,573	116,080
	Hera SpA	76,919	327,343
#	Italcementi SpA	8,940	243,030
	Italmobiliare SpA	449	45,004
	Lottomatica SpA	2,664	104,896
	Luxottica Group SpA	40,566	1,232,860
	Mediaset SpA	83,030	986,110
	Mediobanca SpA	34,000	814,073
	Mediolanum SpA	44,701	359,200
	Milano Assicurazioni SpA	14,260	114,667
	Mondadori (Arnoldo) Editore SpA	13,860	139,206
	Pirelli & C.Real Estate SpA	1,079	74,525
	Saipem SpA	30,650	774,764
	SanPaolo IMI SpA	107,452	2,382,352
	SanPaolo IMI SpA Sponsored ADR	13,100	580,461
	Seat Pagine Gialle SpA	429,123	248,810
	Snam Rete Gas SpA	142,784	790,212
#	Societe Cattolica di Assicurazoni Scarl SpA	4,390	244,244
#	Telecom Italia Media SpA	107,998	52,596
	Telecom Italia SpA	873,104	2,656,223
*	Telecom Italia SpA Sponsored ADR	13,780	421,668
	Terna SpA	105,000	348,714
	Tod’s SpA	1,437	115,428
	UniCredito Italiano SpA	878,092	7,601,973
	Unicredito Italiano SpA	329,159	2,844,736
	Valentino Fashion Group SpA	6,000	235,081

TOTAL COMMON STOCKS			60,936,147

13

	Shares	Value††
PREFERRED STOCKS — (0.0%)
* Fiat SpA	3,000	$46,735

TOTAL — ITALY		60,982,882

JAPAN — (19.6%)
COMMON STOCKS — (19.6%)
Adeka Corp.	8,000	77,973
Aderans Co., Ltd.	3,200	76,507
Advantest Corp.	14,740	769,441
Advantest Corp. ADR	1,600	83,840
AEON Co., Ltd.	73,100	1,713,954
Aeon Mall Co., Ltd.	5,600	293,569
# Aichi Steel Corp.	10,000	59,853
Aioi Insurance Co., Ltd.	63,000	436,038
Air Water, Inc.	9,000	87,537
Aisin Seiki Co., Ltd.	25,600	803,166
Ajinomoto Co., Inc.	69,000	832,207
Alfresa Holdings Corp.	2,400	153,362
All Nippon Airways Co., Ltd.	190,000	695,733
Alpine Electronics, Inc.	2,500	37,256
Alps Electric Co., Ltd.	17,000	164,738
Amada Co., Ltd.	41,000	413,791
Amano Corp.	5,000	61,439
AOC Holdings, Inc.	3,600	63,965
Aoyama Trading Co., Ltd.	5,500	154,248
Asahi Breweries, Ltd.	42,900	618,109
Asahi Glass Co., Ltd.	110,000	1,294,273
Asahi Kasei Corp.	131,000	840,273
Asatsu-Dk, Inc.	2,600	81,329
Asics Corp.	16,000	202,207
Astellas Pharma, Inc.	61,255	2,670,254
Autobacs Seven Co., Ltd.	2,500	90,412
Bank of Yokohama, Ltd.	135,000	1,027,471
Benesse Corp.	7,700	291,659
Bosch Corp.	30,000	165,809
Bridgestone Corp.	75,000	1,629,158
Brother Industries, Ltd.	25,000	326,129
Calsonic Kansei Corp.	15,000	93,473
Canon Marketing Japan, Inc.	7,000	160,562
Canon, Inc.	127,500	6,705,919
Canon, Inc. ADR	2,950	155,259
Casio Computer Co., Ltd.	18,000	411,279
Central Glass Co., Ltd.	14,000	81,108
Central Japan Railway Co.	254	2,737,250
Chiyoda Corp.	13,000	244,229
Chubu Electric Power Co., Ltd.	77,500	2,323,481
Chudenko Corp.	2,700	41,591
Chugai Pharmaceutical Co., Ltd.	54,600	1,110,719
Circle K Sunkus Co., Ltd.	5,100	87,475
# Citizen Watch Co., Ltd.	38,000	284,489

14

		Shares	Value††
#	CMK Corp.	3,000	$30,481
	Coca-Cola West Japan Co., Ltd.	4,600	97,135
	Comsys Holdings Corp.	11,000	109,226
	Cosmo Oil Co., Ltd.	74,000	311,868
	Credit Saison Co., Ltd.	17,300	608,128
	CSK Holdings Corp.	6,100	265,134
#	Culture Convenience Club Co., Ltd.	12,000	96,179
	Dai Nippon Printing Co., Ltd.	78,000	1,167,311
	Dai Nippon Screen Mfg. Co., Ltd.	19,000	166,477
	Dai Nippon Sumitomo Pharma Co., Ltd.	23,000	284,823
	Daibiru Corp.	9,000	100,551
	Daicel Chemical Industries, Ltd.	28,000	193,805
	Daido Steel Co., Ltd.	37,000	221,138
	Daifuku Co., Ltd.	6,000	94,002
	Daihatsu Motor Co., Ltd.	28,000	285,373
	Daiichi Sankyo Co, Ltd.	53,546	1,645,140
	Daikin Industries, Ltd.	25,000	794,941
*	Daikyo, Inc.	13,000	66,546
	Daimaru, Inc.	21,000	266,134
	Dainippon Ink & Chemicals, Inc.	56,000	215,216
#	Daio Paper Corp.	8,000	64,858
	Daito Trust Construction Co., Ltd.	9,800	504,801
	Daiwa House Industry Co., Ltd.	52,000	908,835
	Daiwa Securities Co., Ltd.	143,000	1,626,487
	Denki Kagaku Kogyo KK	38,000	151,168
	Denso Corp.	78,000	2,942,483
#	Dentsu, Inc.	242	661,958
	Diamond City Co., Ltd.	2,300	100,144
	Disco Corp.	1,700	114,968
	Don Quijote Co., Ltd.	4,200	86,293
	Dowa Holdings Co., Ltd.	24,000	198,812
	East Japan Railway Co.	389	2,721,029
#	Ebara Corp.	54,000	201,734
	Edion Corp.	11,800	171,121
	Eisai Co., Ltd.	27,200	1,447,417
	Electric Power Development Co., Ltd.	19,000	789,816
	Exedy Corp.	3,000	92,471
	Ezaki Glico Co., Ltd.	10,000	104,731
	FamilyMart Co., Ltd.	6,000	163,881
	Fancl Corp.	5,100	70,939
	Fanuc, Ltd.	20,800	1,889,045
	Fast Retailing Co., Ltd.	10,200	895,697
	Fuji Electric Holdings Co., Ltd.	64,000	348,801
#	Fuji Heavy Industries, Ltd.	68,000	351,145
	Fuji Soft, Inc.	2,600	62,580
	FUJIFILM Holdings Corp.	58,000	2,304,869
	Fujikura, Ltd.	39,000	340,931
	Fujitsu, Ltd.	221,440	1,801,492
	Fukuyama Transporting Co., Ltd.	11,000	38,966
	Funai Electric Co., Ltd.	2,500	210,066
	Futaba Corp.	3,600	83,851
#	Futaba Industrial Co., Ltd.	4,400	102,331
	Gigas K’s Denki Corp.	5,280	144,622
	Glory, Ltd.	6,200	113,753

15

		Shares	Value††
	GMO Internet, Inc.	2,000	$17,076
	Goldcrest Co., Ltd.	1,600	87,534
	Gulliver International Co., Ltd.	340	29,027
	Gunze, Ltd.	19,000	97,863
#	Hamamatsu Photonics K.K.	4,000	115,228
	Hankyu Department Stores, Inc.	13,000	110,348
	Hankyu Hanshin Holdings, Inc.	106,000	660,485
*	Haseko Corp.	86,500	296,339
	Heiwa Corp.	6,700	83,966
	Hikari Tsushin, Inc.	3,800	168,616
	Hino Motors, Ltd.	53,000	268,880
	Hirose Electric Co., Ltd.	3,700	432,309
	Hisamitsu Pharmaceutical Co., Inc.	5,000	151,101
	Hitachi Cable, Ltd.	18,000	92,090
	Hitachi Chemical Co., Ltd.	17,700	467,965
	Hitachi Construction Machinery Co., Ltd.	12,000	283,727
	Hitachi High-Technologies Corp.	12,700	368,643
	Hitachi Koki Co., Ltd.	6,000	81,874
	Hitachi Kokusai Electric, Inc.	12,000	140,330
	Hitachi Maxell, Ltd.	3,700	52,106
	Hitachi Metals, Ltd.	25,000	265,558
	Hitachi Software Engineering Co., Ltd.	3,000	55,756
	Hitachi Transport System, Ltd.	3,000	31,952
	Hitachi, Ltd.	359,000	2,125,883
	Hitachi, Ltd. ADR	4,300	254,689
	Hokkaido Electric Power Co., Inc.	21,100	518,740
	Hokkoku Bank, Ltd.	22,000	90,520
	Hokuetsu Paper Mills, Ltd.	18,000	96,741
	Hokuhoku Financial Group, Inc.	133,000	488,691
	Hokuriku Electric Power Co., Inc.	20,200	447,457
	Honda Motor Co., Ltd.	167,600	5,902,039
	Horiba, Ltd.	4,000	133,758
	House Foods Corp.	5,600	90,914
	Hoya Corp.	46,400	1,820,361
	Ibiden Co., Ltd.	13,600	676,920
*	INPEX Holdings, Inc.	23	197,623
	Isetan Co., Ltd.	22,900	411,030
	Ishikawajima-Harima Heavy Industries Co., Ltd.	98,000	312,631
	Isuzu Motors, Ltd.	99,000	441,716
#	ITO EN, Ltd.	5,600	170,556
	Itochu Corp.	177,000	1,420,350
	Itochu Techno-Solutions Corp.	4,200	251,852
	Izumi Co., Ltd.	2,500	89,097
# *	Japan Airlines System Corp.	252,000	469,974
	Japan Aviation Electronics Industry, Ltd.	6,000	85,701
#	Japan Petroleum Exploration Co., Ltd.	6,000	369,550
	JFE Holdings, Inc.	65,500	3,008,397
	JFE Shoji Holdings, Inc.	15,000	64,832
	JGC Corp.	23,000	360,746
	Joint Corp.	5,200	192,303
	JS Group Corp.	28,740	572,075
	JSR Corp., Tokyo	18,500	460,638
	JTEKT Corp.	19,560	393,379
	Juroku Bank, Ltd.	27,000	153,168

16

		Shares	Value††
	Kagome Co., Ltd.	4,900	$67,859
#	Kajima Corp.	106,000	499,648
	Kamigumi Co., Ltd.	30,000	247,871
	Kandenko Co., Ltd.	8,000	45,519
	Kaneka Corp.	37,000	338,008
	Kansai Electric Power Co., Inc.	91,200	2,273,220
	Kansai Paint Co., Ltd.	20,000	170,354
#	Kao Corp.	59,000	1,589,467
	Katokichi Co., Ltd.	9,300	68,502
#	Kawasaki Heavy Industries, Ltd.	158,000	559,127
	Kawasaki Kisen Kaisha, Ltd.	64,000	455,831
	KDDI Corp.	344	2,290,384
	Keihin Corp.	4,100	92,110
#	Keihin Electric Express Railway Co., Ltd.	42,000	295,662
	Keio Corp.	68,000	449,096
	Keisei Electric Railway Co., Ltd.	39,000	228,552
	Keyence Corp.	4,020	919,986
	Kikkoman Corp.	18,000	203,511
	Kinden Corp.	14,000	106,228
#	Kintetsu Corp.	181,280	562,605
	Kirin Brewery Co., Ltd.	91,000	1,279,726
	Kissei Pharmaceutical Co., Ltd.	4,000	66,453
	Kobayashi Pharmaceutical Co., Ltd.	2,700	97,923
	Kobe Steel, Ltd.	284,000	870,332
#	Koei Co., Ltd.	3,640	64,617
	Koito Manufacturing Co., Ltd.	7,000	101,538
	Kokuyo Co., Ltd.	8,000	125,583
	Komatsu Electronics Metals Co., Ltd.	2,100	122,358
	Komatsu, Ltd.	100,000	1,804,363
	Komeri Co., Ltd.	4,000	126,027
	Komori Corp.	6,000	113,666
	Konami Co., Ltd.	8,600	246,399
*	Konica Minolta Holdings, Inc.	49,000	708,140
	Kose Corp.	3,690	103,029
	Kubota Corp.	112,000	977,722
	Kubota Corp. Sponsored ADR	3,645	159,615
	Kuraray Co., Ltd.	44,000	498,637
	Kurita Water Industries, Ltd.	10,300	211,323
	Kyocera Corp.	18,300	1,640,983
	Kyocera Corp. Sponsored ADR	1,600	143,696
	KYORIN Co., Ltd.	6,000	73,131
	Kyowa Exeo Corp.	14,000	127,756
	Kyowa Hakko Kogyo Co., Ltd.	28,000	220,001
	Kyushu Electric Power Co., Inc.	43,500	1,103,535
	Lawson Inc.	8,100	282,767
	Leopalace21 Corp.	15,000	502,172
	Lintec Corp.	4,000	82,491
#	Lion Corp.	19,000	90,406
	Mabuchi Motor Co., Ltd.	3,400	199,843
#	Maeda Corp.	13,000	45,740
	Makino Milling Machine Co., Ltd.	11,000	120,324
	Makita Corp.	10,000	287,247
	Makita Corp. Sponsored ADR	400	11,548
	Marubeni Corp.	162,000	819,656

17

		Shares	Value††
	Marui Co., Ltd.	35,200	$450,806
#	Maruichi Steel Tube, Ltd.	6,000	149,991
#	Matsui Securities Co., Ltd.	9,700	72,962
	Matsumotokiyoshi Co., Ltd.	4,100	90,890
	Matsushita Electric Industrial Co., Ltd.	235,188	4,563,789
	Matsushita Electric Works, Ltd.	79,000	883,947
# *	Matsuzakaya Holdings Co., Ltd.	14,000	96,151
	Mazda Motor Corp.	89,000	607,397
	Mediceo Paltac Holdings Co., Ltd.	15,400	290,910
	Meiji Dairies Corp.	21,000	155,102
	Meiji Seika Kaisha, Ltd. Tokyo	28,000	129,877
	Meitec Corp.	3,400	108,160
	Millea Holdings, Inc.	83,000	2,971,880
	Millea Holdings, Inc. ADR	5,000	178,550
	Minebea Co., Ltd.	31,000	213,758
	Miraca Holdings, Inc.	4,500	93,541
*	Misawa Homes Holdings, Inc.	3,000	84,585
	MISUMI Group, Inc.	5,600	96,531
	Mitsubishi Chemical Holdings Corp.	146,990	891,248
	Mitsubishi Corp.	158,500	2,936,880
	Mitsubishi Electric Corp.	224,000	2,028,710
	Mitsubishi Estate Co., Ltd.	136,000	3,339,881
	Mitsubishi Gas Chemical Co., Inc.	46,000	445,690
	Mitsubishi Heavy Industries, Ltd.	377,000	1,631,634
	Mitsubishi Logistics Corp.	10,000	158,922
	Mitsubishi Materials Corp.	110,000	421,707
# *	Mitsubishi Motors Corp.	422,000	737,571
	Mitsubishi Rayon Co., Ltd.	66,000	446,640
	Mitsubishi UFJ Financial Group, Inc.	923	11,747,600
	Mitsubishi UFJ Financial Group, Inc. ADR	121,000	1,541,540
	Mitsubishi UFJ Securities Co., Ltd.	66,120	777,391
	Mitsui & Co., Ltd.	161,000	2,179,013
	Mitsui & Co., Ltd. Sponsored ADR	683	184,287
	Mitsui Chemicals, Inc.	76,000	562,817
	Mitsui Engineering and Shipbuilding Co., Ltd.	63,000	222,621
	Mitsui Mining and Smelting Co., Ltd.	60,000	282,935
	Mitsui O.S.K. Lines, Ltd.	121,000	1,103,900
	Mitsui Sumitoma Insurance Co., Ltd.	144,790	1,774,670
	Mitsui Trust Holdings, Inc.	72,000	760,045
#	Mitsukoshi, Ltd.	52,000	257,023
	Mizuho Financial Group, Inc.	1,106	8,101,975
#	Mizuho Investors Securities Co., Ltd.	86,000	176,141
#	Mizuho Trust & Banking Co., Ltd.	667,000	1,562,437
	Modec, Inc.	1,900	41,545
	Mori Seiki Co., Ltd.	6,400	140,539
	Murata Manufacturing Co., Ltd.	22,700	1,533,999
	Musashino Bank, Ltd.	2,400	120,556
	Nabtesco Corp.	13,000	153,689
#	Nachi-Fujikoshi Corp.	15,000	75,549
	Nagase & Co., Ltd.	10,000	117,193
	Nagoya Railroad Co., Ltd.	103,000	323,436
	Namco Bandai Holdings, Inc.	25,900	390,652
	NEC Corp.	202,000	959,949
	NEC Corp. Sponsored ADR	26,546	126,094

18

		Shares	Value††
	NEC Fielding, Ltd.	2,700	$36,037
#	NEOMAX Co., Ltd.	5,000	106,823
#	Net One Systems Co., Ltd.	46	67,577
	NGK Insulators, Ltd.	33,000	487,191
	NGK Spark Plug Co., Ltd.	20,000	363,173
#	NHK Spring Co., Ltd.	14,000	147,777
	Nichicon Corp.	5,600	67,175
	Nichirei Corp.	20,000	114,791
	Nidec Corp.	11,000	849,661
	Nidec Corp. ADR	1,700	33,286
	Nidec Sankyo Corp.	11,000	100,527
	Nihon Unisys, Ltd.	4,900	86,021
	Nikko Cordial Corp.	94,000	1,152,403
	Nikon Corp.	24,000	492,548
	Nintendo Co., Ltd.	11,500	2,731,846
	Nippon Electric Glass Co., Ltd.	25,000	540,323
	Nippon Express Co., Ltd.	95,000	510,729
	Nippon Kayaku Co., Ltd.	13,000	100,577
	Nippon Light Metal Co., Ltd.	44,000	106,287
	Nippon Meat Packers, Inc.	17,000	177,732
	Nippon Mining Holdings, Inc.	81,500	593,659
	Nippon Mitsubishi Oil Corp.	140,000	993,205
	Nippon Paint Co., Ltd.	23,000	122,445
	Nippon Paper Group, Inc.	90	333,837
	Nippon Seiki Co., Ltd.	7,000	161,670
	Nippon Sheet Glass Co., Ltd.	62,000	274,203
	Nippon Shokubai Co., Ltd.	12,000	128,176
	Nippon Steel Corp.	714,000	3,192,103
	Nippon Suisan Kaisha, Ltd.	30,000	164,865
	Nippon Telegraph & Telephone Corp.	2,177	10,992,700
	Nippon Yusen KK	112,000	781,548
	Nipponkoa Insurance Co., Ltd.	88,000	752,998
	Nishimatsu Construction Co., Ltd.	23,000	75,740
	Nishimatsuya Chain Co., Ltd.	4,200	81,334
	Nishi-Nippon Bank, Ltd.	62,000	287,717
	Nishi-Nippon Railroad Co., Ltd.	26,000	96,908
	Nissan Chemical Industries, Ltd.	15,000	177,503
	Nissan Diesel Motor Co., Ltd.	31,000	103,890
	Nissan Motor Co., Ltd.	437,600	5,307,118
	Nissan Shatai Co., Ltd.	7,000	35,697
	Nissay Dowa General Insurance Co., Ltd.	29,000	180,166
	Nissha Printing Co., Ltd.	6,000	191,112
	Nisshin Seifun Group, Inc.	16,500	162,543
	Nisshin Steel Co., Ltd.	73,000	242,691
	Nisshinbo Industries, Inc.	22,000	217,389
	Nissin Food Products Co., Ltd.	8,400	284,437
	Nissin Kogyo Co., Ltd.	4,600	110,267
	Nitto Denko Corp.	19,400	932,822
	NOF Corp.	17,000	91,227
	NOK Corp.	15,000	276,431
	Nomura Holdings, Inc. ADR	14,500	253,170
	Nomura Research Institute, Ltd.	3,900	555,193
	Nomura Securities Co., Ltd.	200,000	3,483,884
	NS Solutions Corp.	3,900	115,265

19

		Shares	Value††
	NSK, Ltd.	54,000	$476,585
	NTN Corp.	36,000	306,242
#	NTT Data Corp.	303	1,515,192
	NTT DoCoMo, Inc.	6,017	9,166,432
	Obayashi Corp.	60,000	376,965
#	Obic Co., Ltd.	600	124,577
	Odakyu Electric Railway Co., Ltd.	77,000	501,596
	Oji Paper Co., Ltd.	98,000	514,308
	Okamura Corp.	18,000	199,829
#	Okasan Holdings, Inc.	27,000	187,132
#	Oki Electric Industry Co., Ltd.	78,000	179,036
#	OKUMA Corp.	22,000	232,474
#	Okumura Corp.	16,000	77,950
	Olympus Corp.	23,000	718,073
	OMC Card, Inc.	8,000	70,344
	Omron Corp.	24,700	658,740
	Ono Pharmaceutical Co., Ltd.	11,800	599,651
	Onward Kashiyama Co., Ltd.	18,000	240,347
#	Oracle Corp. Japan	17,500	820,600
#	Oriental Land Co., Ltd.	9,400	494,398
	Osaka Gas Co., Ltd.	215,000	773,323
	OSG Corp.	6,000	95,754
#	Otsuka Corp.	2,800	296,452
	Pacific Metals Co., Ltd.	14,000	119,997
#	PanaHome Corp.	21,000	149,803
#	Paris Miki, Inc.	1,900	34,764
#	Park24 Co., Ltd.	12,800	173,305
#	Pioneer Electronic Corp.	19,300	278,958
	Promise Co., Ltd.	6,500	222,702
#	Q.P. Corp.	8,900	79,450
	Rengo Co., Ltd.	17,000	102,303
#	Resona Holdings, Inc.	1,412	4,156,604
#	Resorttrust, Inc.	3,000	82,766
	Ricoh Co., Ltd., Tokyo	75,000	1,420,823
	Right On Co., Ltd.	1,600	57,805
	Rinnai Corp.	3,000	85,474
	Rohm Co., Ltd.	12,500	1,147,549
	Round One Corp.	32	109,492
	Ryobi, Ltd.	11,000	88,414
	Ryohin Keikaku Co., Ltd.	2,000	154,025
	Ryoshoku, Ltd.	2,600	58,976
	Sagami Railway Co., Ltd.	27,000	91,553
#	Sanken Electric Co., Ltd.	16,000	189,506
	Sankyo Co., Ltd.	8,700	444,260
#	Sankyu, Inc., Tokyo	26,000	161,979
#	Sanrio Co., Ltd.	8,600	122,663
	Santen Pharmaceutical Co., Ltd.	10,100	291,340
	Sanwa Shutter Corp.	15,000	86,562
# *	Sanyo Electric Co., Ltd.	154,000	219,891
	Sanyo Special Steel Co., Ltd.	16,000	103,135
	Sapporo Hokuyo Holdings, Inc.	28	277,958
#	Sapporo Holdings, Ltd.	46,000	254,884
	Secom Co., Ltd.	22,000	1,138,830
	Sega Sammy Holdings, Inc.	18,048	451,714

20

		Shares	Value††
	Seiko Epson Corp.	15,300	$371,994
	Seino Holdings Co., Ltd.	14,000	139,052
# *	Seiyu, Ltd.	28,000	39,467
	Sekisui Chemical Co., Ltd.	56,000	471,645
	Sekisui House, Ltd.	50,000	754,355
	Seven & I Holdings Co., Ltd.	130,576	4,145,539
	Sharp Corp., Osaka	101,000	1,693,179
	Shiga Bank, Ltd.	19,000	124,311
	Shikoku Bank, Ltd.	14,000	53,794
#	Shikoku Electric Power Co., Inc.	20,100	472,406
	Shimachu Co., Ltd.	4,600	123,590
	Shimadzu Corp.	33,000	276,807
	Shimamura Co., Ltd.	2,400	278,186
	Shimano, Inc.	7,700	234,578
#	Shimizu Corp.	74,000	384,307
	Shin-Etsu Chemical Co., Ltd.	44,500	2,930,589
	Shinko Electric Industries Co., Ltd.	6,000	152,476
	Shinko Securities Co., Ltd.	47,000	179,015
	Shinsei Bank, Ltd.	171,000	1,010,063
	Shionogi & Co., Ltd.	35,000	677,297
#	Shiseido Co., Ltd.	43,000	865,724
	Shizuoka Bank, Ltd.	70,000	713,099
	Showa Corp.	4,300	65,538
	Showa Denko KK	126,000	496,507
	Showa Shell Sekiyu KK	35,100	395,434
	SMC Corp.	5,800	792,260
#	Softbank Corp.	85,800	1,787,988
	Sohgo Security Services Co.,Ltd.	6,200	121,205
*	Sojitz Corp.	84,900	261,645
	Sompo Japan Insurance, Inc.	102,000	1,293,118
	Sony Corp.	106,300	4,171,997
#	Square Enix Co., Ltd.	9,500	238,532
	Stanley Electric Co., Ltd.	19,300	399,099
#	Sumisho Computer Systems Corp.	1,600	39,006
	Sumisho Lease Co., Ltd.	2,800	168,507
	Sumitomo Bakelite Co., Ltd.	16,000	112,498
	Sumitomo Chemical Co., Ltd.	182,000	1,217,511
	Sumitomo Corp.	128,000	1,785,260
	Sumitomo Electric Industries, Ltd.	81,000	1,281,521
	Sumitomo Forestry Co., Ltd.	11,000	124,875
	Sumitomo Heavy Industries, Ltd.	57,000	560,738
	Sumitomo Metal Industries, Ltd., Osaka	453,000	1,728,154
	Sumitomo Metal Mining Co., Ltd.	58,000	753,741
	Sumitomo Mitsui Financial Group, Inc.	745	7,822,281
	Sumitomo Osaka Cement Co., Ltd.	35,000	108,303
	Sumitomo Real Estate Sales Co., Ltd.	1,800	140,850
	Sumitomo Realty & Development Co., Ltd.	45,000	1,425,984
	Sumitomo Rubber Industries, Ltd.	16,000	206,680
#	Sumitomo Titanium Corp.	3,600	414,897
	Sumitomo Trust & Banking Co., Ltd.	152,000	1,620,488
#	Sumitomo Warehouse Co., Ltd.	26,000	189,564
	Sundrug Co., Ltd.	3,000	66,241
	Suruga Bank, Ltd.	27,000	356,507
	Suzuken Co., Ltd.	6,980	246,803

21

		Shares	Value††
#	Suzuki Motor Corp.	46,500	$1,329,012
	Sysmex Corp.	5,200	202,766
	T&D Holdings, Inc.	27,900	2,022,472
	Taiheiyo Cement Corp.	108,000	429,151
	Taisei Corp.	116,000	363,310
#	Taisho Pharmaceutical Co., Ltd.	30,000	543,888
	Taiyo Nippon Sanso Corp.	33,000	293,789
#	Taiyo Yuden Co., Ltd.	10,000	167,664
#	Takara Holdings, Inc.	14,000	86,925
#	Takashimaya Co., Ltd.	34,000	486,506
	Takeda Pharmaceutical Co., Ltd.	102,400	6,673,999
	Tanabe Seiyaku Co., Ltd.	20,000	253,771
	TDK Corp.	12,800	978,632
	TDK Corp. Sponsored ADR	900	68,931
	Teijin, Ltd.	90,000	579,310
	Terumo Corp.	19,200	776,926
	The 77 Bank, Ltd.	44,000	293,845
	The Aichi Bank, Ltd.	700	81,942
	The Awa Bank, Ltd.	18,000	101,308
	The Bank of Ikeda, Ltd.	2,600	129,463
	The Bank of Iwate, Ltd.	1,500	86,115
#	The Bank of Kyoto, Ltd.	33,000	312,459
	The Bank of Nagoya, Ltd.	15,000	102,366
	The Chiba Bank, Ltd.	88,000	756,364
	The Chugoku Bank, Ltd.	17,000	223,790
	The Chugoku Electric Power Co., Ltd.	33,600	721,956
# *	The Daiei, Inc.	3,500	61,362
	The Daishi Bank, Ltd.	28,000	111,589
	The Fuji Fire & Marine Insurance Co., Ltd.	18,000	71,769
	The Fukuoka Bank, Ltd.	72,000	554,052
	The Goodwill Group, Inc.	78	68,912
	The Gunma Bank, Ltd.	35,000	225,233
	The Hachijuni Bank, Ltd.	42,000	286,143
	The Higo Bank, Ltd.	18,000	119,361
	The Hiroshima Bank, Ltd.	48,000	279,908
	The Hyakugo Bank, Ltd.	19,000	124,081
	The Hyakujishi Bank, Ltd.	23,000	144,618
	The Iyo Bank, Ltd.	31,000	293,118
	The Japan Steel Works, Ltd.	26,000	190,505
	The Joyo Bank, Ltd.	66,000	373,867
	The Kagoshima Bank, Ltd.	13,000	95,464
	The Keiyo Bank, Ltd.	21,000	118,554
#	The Minato Bank, Ltd.	10,000	21,007
	The Nanto Bank, Ltd.	20,000	100,356
	The Nisshin Oillio Group, Ltd.	10,000	55,577
	The Ogaki Kyoritsu Bank, Ltd.	18,000	75,885
	The Oita Bank, Ltd.	9,000	62,639
	The San-in Godo Bank, Ltd.	14,000	129,300
	THK Co., Ltd.	12,000	308,960
#	TIS, Inc.	3,700	88,341
	Toagosei Co., Ltd.	15,000	54,434
	Tobu Railway Co., Ltd.	98,000	488,190
	Toda Corp.	19,000	82,504
	Toho Bank, Ltd.	14,000	60,273

22

		Shares	Value††
	Toho Co., Ltd.	16,500	$296,656
	Toho Gas Co., Ltd.	43,000	197,219
#	Toho Titanium Co., Ltd.	4,000	203,804
	Tohuku Electric Power Co., Inc.	49,900	1,162,571
#	Tokai Carbon Co., Ltd.	18,000	123,331
	Tokai Rika Co., Ltd.	8,000	195,940
	Tokai Rubber Industries, Ltd.	6,000	106,261
	Tokai Tokyo Securities Co., Ltd.	20,000	95,817
	Tokuyama Corp.	28,000	372,509
	Tokyo Electric Power Co., Ltd	141,800	4,410,846
	Tokyo Electron, Ltd.	17,700	1,361,595
	Tokyo Gas Co., Ltd.	272,000	1,346,387
#	Tokyo Leasing Co., Ltd.	2,000	32,655
#	Tokyo Seimitsu Co., Ltd.	2,900	133,695
	Tokyo Steel Manufacturing Co., Ltd.	10,100	148,720
	Tokyo Style Co., Ltd.	7,000	75,949
	Tokyo Tatemono Co., Ltd.	31,000	331,414
	Tokyo Tomin Bank, Ltd.	3,000	117,350
#	Tokyu Construction Co., Ltd.	6,190	49,585
	Tokyu Corp.	103,000	675,476
	Tokyu Land Corp.	47,000	452,123
#	TonenGeneral Sekiyu KK	37,000	381,041
	Topcon Corp.	6,000	118,829
	Toppan Forms Co., Ltd.	3,500	48,639
	Toppan Printing Co., Ltd.	68,000	729,037
	Toray Industries, Inc.	149,000	1,102,779
#	Toshiba Corp.	341,000	2,172,242
	Toshiba Machine Co., Ltd.	9,000	81,358
	Toshiba TEC Corp.	11,000	55,659
	Tosoh Corp.	43,000	187,878
#	TOTO, Ltd.	25,000	246,335
# *	Toyama Chemicals Co., Ltd.	24,000	152,487
	Toyo Ink Manufacturing Co., Ltd.	13,000	50,380
	Toyo Seikan Kaisha, Ltd.	15,300	251,039
	Toyo Suisan Kaisha, Ltd.	7,000	104,403
	Toyo Tire & Rubber Co., Ltd.	13,000	58,244
	Toyobo Co., Ltd.	52,000	144,120
	Toyoda Gosei Co., Ltd.	10,100	228,473
	Toyota Auto Body Co., Ltd.	7,500	133,547
	Toyota Motor Corp. ADR	13,200	1,584,660
	Toyota Motor Credit Corp.	323,900	19,450,035
	Toyota Tsusho Corp.	21,381	554,305
#	Trans Cosmos, Inc.	2,000	41,357
	Trend Micro, Inc.	9,500	285,514
*	Trend Micro, Inc. ADR	777	23,419
	Tsubakimoto Chain Co.	12,000	66,865
	Tsumura & Co.	9,000	194,738
	TV Asahi Corp.	65	124,972
	Ube Industries, Ltd.	109,000	322,253
#	UFJ Central Leasing Co., Ltd.	2,000	99,256
	UFJ NICOS Co., Ltd.	67,000	276,585
	Ulvac, Inc.	4,000	132,536
	Uni-Charm Corp.	4,600	259,422
	Uniden Corp.	5,000	36,979

23

		Shares	Value††
	UNY Co., Ltd.	22,000	$264,519
#	Urban Corp.	23,000	347,831
	Ushio, Inc.	14,000	278,554
	USS Co., Ltd.	2,090	132,512
	Victor Co. of Japan, Ltd.	16,000	78,506
	Wacoal Corp.	10,000	131,373
	West Japan Railway Co.	182	829,755
	Xebio Co., Ltd.	2,550	84,567
#	Yahoo! Japan Corp.	6,000	2,354,046
	Yakult Honsha Co., Ltd.	12,000	304,161
	Yamada Denki Co., Ltd.	9,000	847,799
*	Yamaguchi Financial Group, Inc.	15,000	162,239
	Yamaha Corp.	16,100	335,458
	Yamaha Motor Co., Ltd.	21,000	572,946
	Yamanashi Chuo Bank, Ltd.	14,000	90,818
#	Yamatake Corp.	5,200	110,525
	Yamato Kogyo Co., Ltd.	8,000	197,656
	Yamato Transport Co., Ltd.	39,000	595,068
#	Yamazaki Baking Co., Ltd.	12,000	116,734
	Yaskawa Electric Corp.	17,000	185,780
	Yodogawa Steel Works, Ltd.	13,000	62,182
	Yokogawa Electric Corp.	27,000	432,616
	Yokohama Rubber Co., Ltd.	26,000	151,651
#	Yoshinoya D&C Co., Ltd.	35	57,342
	Zenrin Co., Ltd.	2,800	77,890
#	Zensho Co., Ltd.	14,000	163,987
	Zeon Corp.	15,000	152,808
TOTAL COMMON STOCKS			361,219,295

RIGHTS/WARRANTS — (0.0%)
*	Dowa Mining Co., Ltd. Warrants 01/29/10	24,000	0

TOTAL — JAPAN			361,219,295

NETHERLANDS — (3.7%)
COMMON STOCKS — (3.7%)
	ABN AMRO Holding NV	189,858	5,722,465
	Aegon NV	150,762	2,739,696
	Akzo Nobel NV	26,573	1,525,388
	Akzo Nobel NV Sponsor ADR	1,996	114,171
*	ASML Holding NV	46,730	1,162,374
	Buhrmann NV	11,136	156,775
# *	Hagemeyer NV	142,542	679,727
	Heineken Holding NV	40,723	1,677,520
#	Heineken NV	77,252	3,769,229
	Hunter Douglas NV	5,232	395,131
	ING Groep NV	219,463	9,380,402
*	Koninklijke Ahold NV	152,842	1,534,113
*	Koninklijke Ahold NV Sponsored ADR	10,400	104,208
	Koninklijke Bam Groep NV	10,015	182,403
	Koninklijke DSM NV	22,244	1,062,903
	Koninklijke KPN NV	241,808	3,321,867
	Koninklijke Philips Electronics NV	138,607	5,169,452

24

		Shares	Value††
	Mittal Steel Co. NV	21,802	$900,367
	Randstad Holdings NV	20,298	1,305,246
	Reed Elsevier NV	67,133	1,134,690
	Reed Elsevier NV Sponsored ADR	3,400	115,226
	Royal Dutch Shell P.L.C. Series A	422,155	14,947,756
	Royal Numico NV	15,794	815,846
	SBM Offshore NV	13,580	442,468
	TNT NV	57,222	2,407,778
# *	TomTom NV	10,600	510,893
#	Unilever NV	180,129	4,765,110
	USG People NV	12,072	476,000
	Vedior NV	15,338	293,770
	Wolters Kluwer NV	27,979	786,384
TOTAL COMMON STOCKS			67,599,358

RIGHTS/WARRANTS — (0.0%)
*	Unilever Coupons	180,129	0

TOTAL — NETHERLANDS			67,599,358

NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
	Air New Zealand, Ltd.	30,944	34,316
	Auckland International Airport, Ltd.	95,556	141,092
	Contact Energy, Ltd.	47,343	251,841
	Fisher & Paykel Appliances Holdings, Ltd.	22,478	62,867
	Fisher & Paykel Healthcare Corp.	43,389	127,971
	Fletcher Building, Ltd.	44,253	306,664
	New Zealand Refining Co., Ltd.	15,823	71,976
	Sky City Entertainment Group, Ltd.	40,246	140,804
	Sky Network Television, Ltd.	35,044	139,043
#	Telecom Corporation of New Zealand, Ltd.	209,239	651,690
*	Tower, Ltd.	22,683	32,550
	Trustpower, Ltd.	21,162	107,240
	Warehouse Group, Ltd.	14,200	65,424

TOTAL — NEW ZEALAND			2,133,478

NORWAY — (0.6%)
COMMON STOCKS — (0.6%)
	Aker Kvaerner OGEP ASA	2,767	317,825
	Aker Yards ASA	1,100	87,858
# *	Det Norske Oljeselskap (DNO) ASA	68,000	128,309
	DNB Nor ASA Series A	76,600	1,042,699
*	Fred Olsen Energy ASA	2,500	112,850
	Norsk Hydro ASA	84,500	2,101,205
#	Norske Skogindustrier ASA Series A	20,085	334,864
	Odfjell ASA Series A	3,400	60,441
	Orkla ASA Series A	21,471	1,207,067
*	Petroleum Geo-Services ASA (New)	5,550	374,852
*	Petroleum Geo-Services ASA ADR	1,000	67,440
#	Prosafe ASA	4,500	307,195
	Schibsted ASA	4,700	160,455

25

		Shares	Value††
	Statoil ASA	98,701	$2,753,161
	Storebrand ASA	24,100	309,984
	Tandberg ASA Series A	10,400	143,541
*	TGS Nopec Geophysical Co. ASA	11,100	215,703
#	Tomra Systems ASA	14,400	102,635
	Wilhelmsen (Wilhelm), Ltd. ASA Series A	1,000	36,524
	Yara International ASA	20,200	421,116

TOTAL — NORWAY			10,285,724

PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
	Banco BPI SA	44,098	346,615
	Banco Comercial Portugues SA	210,677	714,888
	Banco Espirito Santo SA	32,266	551,452
	Brisa Auto Estradas de Portugal SA	27,775	322,736
	Cimpor Cimentos de Portugal SA	34,848	267,133
	Energias de Portugal SA	199,346	945,439
	Portugal Telecom SA	75,151	967,309
#	PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	12,820	164,325
*	Sonae Industria SGPS SA	7,384	71,900
	Sonae SGPS SA	108,923	216,594

TOTAL — PORTUGAL			4,568,391

SINGAPORE — (0.7%)
COMMON STOCKS — (0.7%)
	Allgreen Properties, Ltd.	81,000	94,284
	Ascott Group, Ltd.	174,000	141,271
	Asia Pacific Breweries, Ltd.	14,000	139,315
	Capitaland, Ltd.	115,500	469,273
# *	Chartered Semiconductor Manufacturing, Ltd.	112,000	99,531
	City Developments, Ltd.	22,000	172,919
	Comfortdelgro Corp., Ltd.	162,000	165,470
	Cosco Corp. (Singapore), Ltd.	46,000	65,822
	DBS Group Holdings, Ltd.	121,000	1,648,936
	Fraser & Neave, Ltd.	75,500	210,965
*	Hartford Education Corp., Ltd.	3,833	1,469
	Hyflux, Ltd.	15,000	23,802
	Jardine Cycle & Carriage, Ltd.	9,386	85,980
	Keppel Corp., Ltd.	63,000	713,016
	Keppel Land, Ltd.	34,000	145,981
	K-REIT Asia	6,800	10,852
	Labroy Marine, Ltd.	74,000	89,439
	MobileOne, Ltd.	41,390	57,079
	Neptune Orient Lines, Ltd.	47,000	64,839
	Overseas Chinese Banking Corp., Ltd.	275,320	1,296,616
	Parkway Holdings, Ltd.	102,900	187,312
*	Raffles Education Corp., Ltd.	92,000	101,040
	Raffles Holdings, Ltd.	46,000	1,618
	SembCorp Industries, Ltd.	73,320	176,090
	SembCorp Marine, Ltd.	55,000	120,716
	Singapore Airlines, Ltd.	85,000	866,279

26

		Shares	Value††
	Singapore Land, Ltd.	11,000	$57,892
	Singapore Petroleum Co., Ltd.	11,000	31,842
	Singapore Post, Ltd.	102,000	68,966
	Singapore Press Holdings, Ltd.	142,000	402,417
	Singapore Technologies Engineering, Ltd.	174,000	341,257
	Singapore Telecommunications, Ltd.	1,298,650	2,430,687
	SMRT Corp., Ltd.	59,000	43,722
	Starhub, Ltd.	77,150	116,290
*	STATS ChipPAC, Ltd.	80,000	68,794
	United Industrial Corp., Ltd.	88,000	105,155
	United Overseas Bank, Ltd.	124,000	1,497,105
	UOL Group, Ltd.	51,500	150,667
	Venture Corp., Ltd.	21,000	188,287
	Wheelock Properties (S), Ltd.	69,000	100,896

TOTAL — SINGAPORE			12,753,891

SPAIN — (3.1%)
COMMON STOCKS — (3.1%)
#	Abertis Infraestructuras SA	46,507	1,312,516
	Acciona SA	5,051	926,845
#	Acerinox SA	15,983	437,497
	Actividades de Construccion y Servicios SA	22,866	1,280,609
*	Aguas de Barcelona Issue 06	80	2,738
	Altadis SA	25,773	1,292,285
#	Antena 3 de Television SA	9,360	223,731
	Banco Bilbao Vizcaya SA	48,730	1,177,258
	Banco de Andalucia SA	655	83,757
	Banco de Sabadell SA	25,561	1,018,736
#	Banco de Valencia SA	5,697	294,450
#	Banco Espanol de Credito SA	39,155	816,645
	Banco Pastor SA	10,120	191,735
	Banco Popular Espanol SA	81,863	1,441,275
	Banco Santander Central Hispano SA	566,687	10,328,324
	Banco Santander Central Hispano SA Sponsored ADR	15,032	274,785
	Bankinter SA	4,862	372,062
	Cementos Portland Valderrivas SA	1,338	168,585
#	Cia Espanola de Petroleous SA	13,626	1,094,415
*	Cintra Concesiones de Infraestructuras de Transporte SA	5,500	92,258
*	Cintra Concesiones de Infraestructuras de Transporte SA Issue 06	275	4,600
	Compania de Distribucion Integral Logista SA	3,181	190,592
	Corporacion Mapfre SA	76,680	346,050
	Ebro Puleva SA	8,097	191,294
	Enagas SA	14,223	356,752
	Endesa SA	89,410	4,172,840
	Fomento de Construcciones y Contratas SA	11,974	1,168,796
	Gamesa Corporacion Tecnologica SA	15,772	416,590
	Gas Natural SDG SA	43,183	1,766,838
*	Gestevision Telecinco SA	7,000	197,565
	Grupo Catalana Occidente SA	9,167	300,556
#	Grupo Ferrovial SA	11,821	1,147,376
#	Iberdrola SA	82,783	3,681,251
	Iberia Lineas Aereas de Espana SA	65,471	230,186

27

		Shares	Value††
	Indra Sistemas SA	11,012	$268,746
	Industria de Diseno Textil SA	60,827	3,088,359
	Inmobiliaria Urbis SA	3,791	130,683
	Promotora de Informaciones SA	17,174	308,289
	Red Electrica de Espana SA	7,740	337,401
	Repsol YPF SA	87,508	3,149,942
#	Sacyr Vallehermoso SA	21,707	1,335,082
	Sociedad General de Aguas de Barcelona SA Class A	8,070	276,741
*	Sogecable SA	6,296	209,945
	Sol Melia SA	8,400	164,625
	Telefonica SA	405,073	8,227,241
	Telefonica SA Sponsored ADR	10,000	609,700
#	Union Fenosa SA	19,200	1,003,641
#	Zardoya Otis SA	19,902	610,319

TOTAL — SPAIN			56,722,506

SWEDEN — (2.0%)
COMMON STOCKS — (2.0%)
	Alfa Laval AB	9,100	354,307
	Assa Abloy AB Series B	34,500	704,465
	Atlas Copco AB Series A	36,100	1,067,121
	Atlas Copco AB Series B	19,800	568,962
	Boliden AB	28,000	677,312
	Castellum AB	14,800	187,677
	Electrolux AB Series B	33,400	628,868
	Elekta AB Series B	5,000	109,858
	Eniro AB	14,800	187,258
	Fabege AB	7,535	192,321
	Getinge AB	22,800	430,660
	Hennes & Mauritz AB Series B	67,750	3,161,271
	Holmen AB Series B	6,000	257,305
*	Husqvarna AB Series B	28,000	383,708
# *	Lundin Petroleum AB	24,000	257,173
#	Meda AB Series A	8,300	269,257
*	Metro International SA SDR Series A	3,360	3,687
*	Metro International SA SDR Series B	6,720	7,507
*	Modern Times Group AB Series B	4,800	292,803
#	NCC AB Series B	4,600	111,201
	Nobia AB	4,000	141,649
	Nordea Bank AB	254,048	3,591,456
	OMX AB	7,600	137,614
	Sandvik AB	101,400	1,309,101
#	Scania AB Series A	4,000	282,904
#	Scania AB Series B	12,600	861,057
	Securitas AB Series B	36,700	506,464
*	Securitas Direct AB Series B	36,700	107,169
*	Securitas Systems AB Series B	36,700	135,569
	Skandinaviska Enskilda Banken Series A	60,900	1,791,174
	Skanska AB Series B	45,800	822,459
#	SKF AB Series A	9,200	151,214
	SKF AB Series B	49,900	821,542
	SSAB Svenskt Stal AB Series A	14,100	297,572
	SSAB Svenskt Stal AB Series B	7,800	154,801

28

		Shares	Value††
	Svenska Cellulosa AB Series B	19,300	$947,554
	Svenska Handelsbanken Series A	60,900	1,645,210
	Swedish Match AB (Frueher Svenska Taendsticks AB)	31,700	561,977
	Tele2 AB Series B	36,350	468,244
	Telefonaktiebolaget LM Ericsson Series B	1,508,800	5,858,220
	TeliaSonera AB	555,400	4,212,976
	Trelleborg AB Series B	5,600	121,333
	Volvo AB Series A	11,700	784,107
	Volvo AB Series B	24,700	1,607,466
	Volvo AB Sponsored ADR	2,900	188,413

TOTAL — SWEDEN			37,359,966

SWITZERLAND — (6.1%)
COMMON STOCKS — (6.1%)
	ABB, Ltd.	190,743	3,097,713
	ABB, Ltd. ADR	34,500	561,660
	Adecco SA	18,801	1,249,410
	Baloise-Holding AG	5,987	578,395
	Banque Cantonale Vaudoise	276	118,156
	BKW FMB Energie AG	5,560	610,433
	Ciba Specialty Chemicals AG	5,741	374,632
	Ciba Specialty Chemicals AG ADR	2,200	72,050
	Clariant AG	18,560	261,958
	Compagnie Financiere Richemont AG Series A	61,242	3,309,754
	Credit Suisse Group	134,647	8,929,824
	Credit Suisse Group ADR	5,700	377,169
	Geberit AG	348	506,005
	Givaudan SA	798	716,327
	Holcim, Ltd.	23,889	2,146,864
	Julius Baer Holding AG	10,557	1,126,269
	Kuehne & Nagel International AG	15,160	1,097,805
	Lindt & Spruengli AG	12	285,476
*	Logitech International SA	14,876	438,191
	Lonza Group AG	3,415	285,995
	Nestle SA	46,728	16,521,628
	Nobel Biocare Holding AG	2,137	582,041
	Novartis AG	239,486	13,997,834
	Novartis AG ADR	17,200	1,004,652
# *	Oerlikon Corp.	1,608	686,164
	Phonak Holding AG	10,755	806,638
	Roche Holding AG Bearer	23,956	4,833,281
	Roche Holding AG Genusschein	81,241	14,708,425
	Schindler Holding AG	1,480	88,531
	Schindler Holding AG	18,450	1,097,355
	Serono SA	1,432	1,301,138
	SGS SA	933	998,662
	Straumann Holding AG	1,836	459,276
	Swatch Group AG	3,745	794,993
	Swiss Life Holding	3,706	913,849
	Swiss Reinsurance Co.	32,546	2,786,450
	Swisscom AG	10,343	3,797,760
	Syngenta AG	9,259	1,631,192
	Syngenta AG ADR	10,800	380,268

29

		Shares	Value††
	Synthes, Inc.	5,130	$604,298
	The Swatch Group AG	18,164	777,415
	UBS AG	219,630	13,255,949
	UBS AG ADR	3,500	210,770
	Zurich Financial SVCS AG	15,776	4,111,230

TOTAL — SWITZERLAND			112,493,885

UNITED KINGDOM — (20.0%)
COMMON STOCKS — (20.0%)
	Aberdeen Asset Management P.L.C.	110,205	373,365
	Admiral Group P.L.C.	23,790	423,229
	Aegis Group P.L.C.	93,242	249,072
	Alliance & Leicester P.L.C.	46,652	1,000,720
	Alliance Boots P.L.C.	110,774	1,729,645
	Amec P.L.C.	26,046	212,758
	Amlin P.L.C.	68,021	411,110
	Amvescap P.L.C.	81,593	885,320
	Amvescap P.L.C. ADR	4,500	97,335
	Anglo American P.L.C.	179,108	8,359,567
	Antofagasta P.L.C.	193,550	1,831,894
	ARM Holdings P.L.C.	139,465	329,888
	Arriva P.L.C.	25,545	350,089
	Associated British Foods P.L.C.	158,357	2,643,655
	AstraZeneca P.L.C.	170,638	9,898,114
*	AstraZeneca P.L.C. Sponsored ADR	14,400	833,616
	Aviva P.L.C.	301,162	4,671,323
	AWG P.L.C.	14,714	458,116
	BAE Systems P.L.C.	349,313	2,664,414
	Balfour Beatty P.L.C.	38,213	313,456
	Barclays P.L.C	720,934	9,664,392
	Barclays P.L.C. ADR	15,500	837,930
	Barratt Developments P.L.C.	24,917	542,499
*	BBA Aviation P.L.C.	37,718	212,425
	Bellway P.L.C.	15,360	441,430
	BG Group P.L.C.	383,852	5,174,750
	BG Group P.L.C. ADR	5,400	364,554
	BHP Billiton P.L.C.	264,333	5,030,763
	BHP Billiton P.L.C. ADR	13,400	513,622
*	Biffa P.L.C.	36,273	186,281
	BP P.L.C.	2,255,040	25,577,319
	BP P.L.C. ADR	20,400	1,388,832
	Bradford & Bingley P.L.C.	76,093	696,758
	Brambles Industries P.L.C.	71,029	721,865
*	British Airways P.L.C.	184,946	1,795,843
	British American Tobacco P.L.C.	273,139	7,746,202
*	British Energy Group P.L.C.	63,960	584,998
	British Land Co. P.L.C.	54,197	1,627,416
	British Sky Broadcasting Group P.L.C.	272,457	2,834,173
	BT Group P.L.C.	917,068	5,120,984
	BT Group P.L.C. ADR	7,100	398,452
	Bunzl P.L.C.	39,550	512,599
	Burberry Group P.L.C.	48,731	578,159
	Burren Energy P.L.C.	13,812	249,554

30

		Shares	Value††
	Cable and Wireless P.L.C.	291,439	$894,371
	Cadbury Schweppes P.L.C.	216,640	2,237,561
	Cadbury Schweppes P.L.C. ADR	5,800	240,758
*	Cairn Energy P.L.C.	18,620	723,691
	Capita Group P.L.C.	64,655	730,557
	Carnival P.L.C.	21,630	1,057,292
	Carphone Warehouse Group P.L.C.	182,534	974,494
	Centrica P.L.C.	427,556	2,788,015
*	Charter P.L.C.	41,760	713,007
	Close Brothers Group P.L.C.	14,870	288,343
	Cobham P.L.C.	100,410	350,562
	Collins Stewart Tullett P.L.C.	27,079	456,207
	Compass Group P.L.C.	250,298	1,413,917
	Corus Group P.L.C.	89,303	883,518
*	CSR P.L.C.	12,310	160,935
	Daily Mail & General Trust P.L.C. Series A	30,329	424,879
	Diageo P.L.C.	314,077	6,032,613
	DSG International	217,103	835,451
*	easyJet P.L.C.	47,520	557,180
	Electrocomponents P.L.C.	39,172	217,577
	EMAP P.L.C.	28,081	470,680
	EMI Group P.L.C.	99,895	581,741
	Enterprise Inns P.L.C.	35,517	859,840
*	Experian Group, Ltd.	90,202	1,043,245
*	Fiberweb P.L.C.	11,225	39,939
	First Choice Holidays P.L.C.	46,985	237,228
	Firstgroup P.L.C.	40,935	444,248
	Friends Provident P.L.C.	209,193	858,112
	Gallaher Group P.L.C Sponsored ADR	2,600	194,298
	Gallaher Group P.L.C.	68,280	1,279,291
	General Electric Co.	22,898	797,374
	GKN P.L.C.	73,924	424,680
	GlaxoSmithKline P.L.C.	629,019	16,720,002
	GlaxoSmithKline P.L.C. ADR	33,193	1,763,544
	Greene King P.L.C.	15,724	320,300
	Group 4 Securicor P.L.C.	129,030	431,384
	Hammerson P.L.C.	27,248	776,235
	Hanson P.L.C.	77,218	1,111,866
	Hays P.L.C.	152,663	450,011
	HBOS P.L.C.	473,451	9,695,590
*	Home Retail Group	90,202	723,446
	HSBC Holdings P.L.C.	1,242,796	22,964,913
	HSBC Holdings P.L.C. ADR	27,400	2,548,200
	ICAP P.L.C.	64,402	581,541
	IMI P.L.C.	45,074	462,480
	Imperial Chemical Industries P.L.C.	121,126	993,777
	Imperial Chemical Industries P.L.C. Sponsored ADR	6,200	203,298
	Imperial Tobacco Group P.L.C.	72,542	2,670,990
	Imperial Tobacco Group P.L.C. ADR	2,800	207,424
	Inchcape P.L.C.	54,837	541,293
	Informa P.L.C.	51,377	572,880
	Inmarsat P.L.C.	45,770	337,402
	InterContinental Hotels Group P.L.C.	39,794	798,453
	International Power P.L.C.	155,846	1,041,935

31

		Shares	Value††
	International Power P.L.C. ADR	800	$54,056
	Intertek Group P.L.C.	14,739	224,258
*	Invensys P.L.C.	158,812	819,019
	ITV P.L.C.	488,162	1,075,143
	Johnson Matthey P.L.C.	22,043	593,753
	Johnston Press P.L.C.	31,946	258,278
	Kelda Group P.L.C.	44,234	804,987
	Kesa Electricals P.L.C.	47,659	334,568
	Kingfisher P.L.C.	278,439	1,331,972
	Ladbrokes P.L.C.	71,647	569,076
	Land Securities Group P.L.C.	49,000	2,053,455
	Legal and General Group P.L.C.	772,470	2,308,105
	Liberty International P.L.C.	39,267	1,003,723
	Lloyds TSB Group P.L.C.	628,751	6,702,558
*	Lloyds TSB Group P.L.C. ADR	11,400	487,350
	LogicaCMG P.L.C.	136,773	474,994
*	London Stock Exchange Group P.L.C.	10,650	274,001
	Lonmin P.L.C.	17,584	1,064,511
	Man Group P.L.C.	737,610	6,887,709
	Marks & Spencer Group P.L.C.	206,756	2,781,397
	Meggitt P.L.C.	44,161	257,981
	Michael Page International P.L.C.	84,804	681,330
	Millennium and Copthorne Hotels P.L.C.	14,784	170,842
	Misys P.L.C.	50,290	213,121
	Mitchells & Butlers P.L.C.	42,548	561,519
	Morrison (Wm.) Supermarkets P.L.C.	283,810	1,449,806
*	MyTravel Group P.L.C.	733	3,170
	National Express Group P.L.C.	15,806	320,749
	National Grid P.L.C.	297,760	4,037,571
	National Grid P.L.C. Sponsored ADR	6,400	434,240
	Next P.L.C.	24,719	867,584
	Northern Rock P.L.C.	49,635	1,110,817
	Northumbrian Water Group P.L.C.	66,232	393,367
	Old Mutual P.L.C.	1,228,065	4,023,303
	Pearson P.L.C.	84,821	1,254,912
	Pearson P.L.C. Sponsored ADR	12,400	183,272
	Pennon Group P.L.C.	35,520	379,132
	Persimmon P.L.C.	30,801	886,013
	Premier Foods P.L.C.	49,450	265,243
	Provident Financial P.L.C.	17,113	216,412
	Prudential P.L.C.	249,777	3,258,259
	Prudential P.L.C. ADR	12,800	337,408
	Punch Taverns, Ltd.	25,730	584,817
	Rank Group P.L.C.	61,189	335,268
	Reckitt Benckiser P.L.C.	81,700	3,639,761
	Reed Elsevier P.L.C.	121,003	1,325,251
*	Regus Group P.L.C.	40,180	88,183
	Rentokil Initial P.L.C.	175,405	518,387
	Resolution P.L.C.	38,881	486,711
	Reuters Group P.L.C.	136,336	1,215,983
	Rexam P.L.C.	64,643	684,829
	Rio Tinto P.L.C.	114,511	6,141,224
*	Rio Tinto P.L.C. ADR	2,400	515,016
*	Rolls-Royce Group P.L.C.	181,122	1,521,943

32

		Shares	Value††
	Rolls-Royce Group P.L.C. Class B	6,647,177	$13,263
	Royal & Sun Alliance Insurance Group P.L.C.	351,565	1,017,296
	Royal Bank of Scotland Group P.L.C.	367,792	13,346,177
	Royal Dutch Shell P.L.C. ADR	4,400	316,272
	Royal Dutch Shell P.L.C. Series B	303,924	10,882,131
	SABmiller P.L.C.	124,801	2,614,777
	Sage Group P.L.C.	128,162	646,617
	Sainsbury (J.) P.L.C.	198,701	1,563,096
	Schroders P.L.C.	33,726	634,758
	Schroders P.L.C. Non-Voting	6,717	119,068
	Scottish & Newcastle P.L.C.	93,185	991,015
	Scottish & Southern Energy P.L.C.	89,708	2,571,904
	Scottish Power P.L.C.	154,753	2,303,036
	Scottish Power P.L.C. ADR	2,000	118,780
	Serco Group P.L.C.	57,898	414,040
*	Severn Trent P.L.C.	24,182	696,501
	Shire P.L.C.	50,705	1,021,011
	Shire P.L.C. ADR	3,500	212,100
	Signet Group P.L.C.	179,411	414,097
	Slough Estates P.L.C.	40,353	581,087
	Smith & Nephew P.L.C.	96,278	915,296
	Smiths Group P.L.C.	57,333	1,026,462
	Stagecoach Group P.L.C.	120,769	338,059
	Standard Chartered P.L.C.	152,316	4,382,090
	Tate & Lyle P.L.C.	57,334	899,228
	Taylor Woodrow P.L.C.	60,389	464,578
	Tesco P.L.C.	986,303	7,597,028
*	TI Automotive P.L.C. Series A	18,000	0
	Tomkins P.L.C.	73,285	344,613
	Tomkins P.L.C. Sponsored ADR	8,600	162,884
	Travis Perkins P.L.C.	11,935	408,169
	Trinity Mirror P.L.C.	27,900	280,243
	Tullow Oil P.L.C.	64,899	518,508
	Unilever P.L.C.	135,225	3,626,974
	United Business Media P.L.C.	34,229	472,139
	United Utilities P.L.C.	91,323	1,358,791
	United Utilities P.L.C. Sponsored ADR	6,700	200,062
	Vedanta Resources P.L.C.	27,964	698,070
	Vodafone Group P.L.C.	6,093,647	16,154,929
	Vodafone Group P.L.C. Sponsored ADR	19,000	500,840
	Whitbread P.L.C.	22,131	672,052
	William Hill P.L.C.	36,703	452,501
	Wilson Bowden P.L.C.	12,801	561,688
	Wimpey (George) P.L.C.	40,964	446,356
	Wolseley P.L.C.	61,030	1,426,583
	Wolseley P.L.C. ADR	2,600	61,308
	Wood Group (John) P.L.C.	52,188	241,865
	WPP Group P.L.C.	124,799	1,660,251
	WPP Group P.L.C. ADR	2,900	192,009
	Xstrata P.L.C.	127,850	5,750,405
	Yell Group P.L.C.	83,671	947,377

TOTAL — UNITED KINGDOM			367,371,775

33

	Shares	Value††
UNITED STATES — (0.0%)
COMMON STOCKS — (0.0%)
* Advanced Micro Devices, Inc.	2,216	$47,799

	Face
	Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (9.5%)

@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $4,156,331 FNMA 5.500%, 09/25/32, valued at $5,121,563) to be repurchased at $5,021,141	$5,020	5,020,400

@ Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $445,665,257 FHLB Bonds 7.3075%(v), 01/26/15 & 7.5075%(v), 02/25/15; FHLMC, rates ranging from 3.637%(r) to 8.500%, maturities ranging from10/01/10 to 11/01/36; FNMA, rates ranging from 4.333%(r) to 7.127%(r), maturities ranging from 12/01/19 to 01/01/40; & GNMA, rates ranging from 3.750% to 8.500%, maturities ranging from 07/15/13 to 12/15/36, valued at $128,522,855) to be repurchased at $126,018,585	126,000	126,000,000

Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $5,550,000 FHLMC 5.82%, 06/01/36, valued at $5,391,856) to be repurchased at $5,312,766	5,312	5,312,000

@ Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $42,470,000 FHLMC 5.500%, maturities ranging from 11/01/20 to 12/01/36, valued at $39,781,209) to be repurchased at $39,005,753	39,000	39,000,000
TOTAL TEMPORARY CASH INVESTMENTS		175,332,400

TOTAL INVESTMENTS - (100.0%)
(Cost $1,341,711,100)		$1,838,845,484

See accompanying Notes to Financial Statements.

34

THE U.S. LARGE COMPANY SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (83.7%)
Consumer Discretionary — (8.7%)
* #	Amazon.com, Inc.	121,900	$4,917,446
* #	Apollo Group, Inc. Class A	54,300	2,106,297
*	AutoNation, Inc.	59,500	1,226,295
* #	Autozone, Inc.	20,500	2,329,005
*	Bed Bath and Beyond, Inc.	109,500	4,243,125
#	Best Buy Co., Inc.	157,700	8,668,769
* #	Big Lots, Inc.	42,200	941,482
	Black & Decker Corp.	26,400	2,267,232
	Brunswick Corp.	36,000	1,165,320
#	Carnival Corp.	172,600	8,455,674
	CBS Corp. Class B	302,800	9,008,300
	Centex Corp.	46,000	2,545,640
	Circuit City Stores, Inc.	54,700	1,365,312
	Clear Channel Communications, Inc.	192,500	6,768,300
*	Coach, Inc.	141,900	6,131,499
*	Comcast Corp. Class A	811,700	32,841,382
	Darden Restaurants, Inc.	56,700	2,276,505
#	Dillards, Inc. Class A	23,400	832,338
#	Disney (Walt) Co.	810,700	26,793,635
	Dollar General Corp.	121,000	1,880,340
#	Dow Jones & Co., Inc.	25,200	909,468
#	Eastman Kodak Co.	111,400	2,898,628
#	Family Dollar Stores, Inc.	58,800	1,639,932
	Federated Department Stores, Inc.	210,800	8,872,572
	Ford Motor Co.	729,600	5,931,648
#	Fortune Brands, Inc.	58,500	4,732,650
	Gannett Co., Inc.	91,700	5,457,984
	Gap, Inc.	208,900	3,910,608
#	General Motors Corp.	219,400	6,413,062
	Genuine Parts Co.	66,400	3,113,496
* #	Goodyear Tire & Rubber Co.	68,800	1,159,280
#	H&R Block, Inc.	124,800	2,995,200
	Harley-Davidson, Inc.	101,700	7,502,409
	Harman International Industries, Inc.	25,300	2,627,152
	Harrah’s Entertainment, Inc.	72,100	5,674,270
	Hasbro, Inc.	63,400	1,695,950
#	Hilton Hotels Corp.	149,600	4,911,368
	Home Depot, Inc.	800,500	30,394,985
	Horton (D.R.), Inc.	105,700	2,815,848
	International Game Technology	131,600	5,761,448
* #	Interpublic Group of Companies, Inc.	171,000	2,046,870
	Johnson Controls, Inc.	75,900	6,172,947
	Jones Apparel Group, Inc.	43,800	1,471,680
#	KB Home	30,500	1,576,545

1

		Shares	Value†
* #	Kohl’s Corp.	127,000	$8,839,200
	Leggett & Platt, Inc.	70,100	1,666,978
#	Lennar Corp. Class A	53,700	2,819,250
	Limited Brands, Inc.	131,700	4,173,573
	Liz Claiborne, Inc.	40,000	1,710,000
#	Lowe’s Companies, Inc.	592,600	17,872,816
#	Marriott International, Inc. Class A	133,300	6,018,495
#	Mattel, Inc.	146,600	3,217,870
	McDonald’s Corp.	475,600	19,960,932
	McGraw-Hill Companies, Inc.	136,500	9,097,725
	Meredith Corp.	15,100	816,910
#	Newell Rubbermaid, Inc.	107,400	3,059,826
	News Corp. Class A	906,300	18,669,780
	NIKE, Inc. Class B	74,300	7,351,985
	Nordstrom, Inc.	88,600	4,343,172
*	Office Depot, Inc.	109,900	4,160,814
	OfficeMax, Inc.	28,800	1,355,616
	Omnicom Group, Inc.	66,600	6,803,856
#	Penney (J.C.) Co., Inc.	87,000	6,728,580
#	Pulte Homes, Inc.	82,100	2,770,054
#	RadioShack Corp.	52,600	922,078
	Scripps (E.W.) Co.	32,300	1,578,178
* #	Sears Holdings Corp.	32,300	5,536,866
#	Sherwin-Williams Co.	43,700	2,733,435
	Snap-On, Inc.	22,500	1,068,750
	Staples, Inc.	281,800	7,177,446
* #	Starbucks Corp.	293,200	10,347,028
*	Starwood Hotels & Resorts Worldwide, Inc.	84,500	5,422,365
	Target Corp.	333,000	19,343,970
#	The New York Times Co. Class A	56,000	1,351,840
	The Stanley Works	31,400	1,602,028
	The TJX Companies, Inc.	174,300	4,779,306
#	Tiffany & Co.	53,600	2,059,848
	Time Warner, Inc.	1,577,400	31,768,836
#	Tribune Co.	73,900	2,350,020
* #	Univision Communications, Inc. Class A	97,300	3,462,907
	V.F. Corp.	34,400	2,696,616
*	Viacom, Inc. Class B	275,200	10,322,752
#	Wendy’s International, Inc.	36,900	1,201,833
#	Whirlpool Corp.	30,300	2,584,590
*	Wyndham Worldwide Corp.	77,700	2,466,198
	Yum! Brands, Inc.	105,000	6,424,950
Total Consumer Discretionary			506,089,168

Consumer Staples — (7.7%)
	Altria Group, Inc.	812,000	68,378,520
	Anheuser-Busch Companies, Inc.	298,100	14,162,731
	Archer-Daniels-Midland Co.	254,300	8,925,930
#	Avon Products, Inc.	173,600	5,666,304
#	Brown-Forman Corp. Class B	30,500	2,118,225
#	Campbell Soup Co.	89,400	3,403,458
	Clorox Co.	58,600	3,750,400
#	Coca-Cola Co.	790,400	37,014,432
	Coca-Cola Enterprises, Inc.	106,900	2,186,105
#	Colgate-Palmolive Co.	200,300	13,029,515

2

		Shares	Value†
	ConAgra, Inc.	198,100	$5,091,170
* #	Constellation Brands, Inc. Class A	81,800	2,288,764
	Costco Wholesale Corp.	181,500	9,485,190
#	CVS Corp.	318,600	9,166,122
*	Dean Foods Co.	51,800	2,218,076
	Estee Lauder Companies, Inc.	50,100	2,068,629
	General Mills, Inc.	136,800	7,653,960
	Heinz (H.J.) Co.	128,600	5,716,270
	Kellogg Co.	96,900	4,823,682
#	Kimberly-Clark Corp.	177,700	11,811,719
	McCormick & Co., Inc.	51,100	1,978,592
#	Molson Coors Brewing Co.	17,700	1,258,116
	Pepsi Bottling Group, Inc.	52,700	1,650,564
	PepsiCo, Inc.	639,400	39,623,618
	Procter & Gamble Co.	1,231,500	77,325,885
	Reynolds American, Inc.	66,500	4,271,960
#	Safeway, Inc.	172,400	5,311,644
	Sara Lee Corp.	294,800	4,887,784
	Supervalu, Inc.	82,100	2,812,746
#	Sysco Corp.	239,900	8,600,415
	The Hershey Co.	68,100	3,607,257
	The Kroger Co.	280,200	6,013,092
#	Tyson Foods, Inc. Class A	97,700	1,552,453
	UST, Inc.	62,400	3,493,152
	Walgreen Co.	391,000	15,831,590
	Wal-Mart Stores, Inc.	954,000	43,979,400
#	Whole Foods Market, Inc.	54,800	2,674,240
#	Wrigley (Wm.) Jr. Co.	85,000	4,457,400
Total Consumer Staples			448,289,110

Energy — (8.5%)
	Anadarko Petroleum Corp.	178,200	8,795,952
	Apache Corp.	127,700	8,930,061
#	Baker Hughes, Inc.	127,600	9,369,668
#	BJ Services Co.	116,000	3,917,320
#	Chesapeake Energy Corp.	146,800	4,995,604
	Chevron Corp.	852,500	61,652,800
	ConocoPhillips	639,100	43,011,430
#	CONSOL Energy, Inc.	71,100	2,610,081
	Devon Energy Corp.	171,100	12,553,607
#	El Paso Corp.	269,900	3,940,540
#	EOG Resources, Inc.	94,100	6,636,873
	Exxon Mobil Corp.	2,305,800	177,108,498
#	Halliburton Co.	399,900	13,492,626
#	Hess Corp.	93,600	4,705,272
	Kinder Morgan, Inc.	41,600	4,365,920
	Marathon Oil Corp.	138,900	13,109,382
#	Murphy Oil Corp.	72,500	3,935,300
* #	Nabors Industries, Ltd.	122,600	4,138,976
*	National-Oilwell, Inc.	68,000	4,522,680
	Noble Corp.	53,200	4,109,700
	Occidental Petroleum Corp.	334,100	16,818,594
#	Rowan Companies, Inc.	42,800	1,541,656
#	Schlumberger, Ltd.	459,200	31,446,016
#	Smith International, Inc.	77,800	3,295,608

3

		Shares	Value†
	Sunoco, Inc.	47,800	$3,258,048
#	The Williams Companies, Inc.	231,100	6,415,336
*	Transocean, Inc.	113,400	8,839,530
	Valero Energy Corp.	237,700	13,090,139
* #	Weatherford International, Ltd.	134,200	6,026,922
	XTO Energy, Inc.	141,900	7,180,140
Total Energy			493,814,279

Financials — (17.2%)
	Ace, Ltd.	126,100	7,167,524
	AFLAC, Inc.	192,500	8,496,950
	Allstate Corp.	244,200	15,501,816
	AMBAC Financial Group, Inc.	41,100	3,519,804
#	American Express Co.	471,200	27,668,864
	American International Group, Inc.	1,007,900	70,875,528
	Ameriprise Financial, Inc.	94,500	5,112,450
	AON Corp.	122,000	4,352,960
#	Bank of America Corp.	1,755,400	94,528,290
	Bank of New York Co., Inc.	296,000	10,519,840
#	BB&T Corp.	208,300	8,958,983
	Bear Stearns Companies, Inc.	46,700	7,120,816
	Capital One Financial Corp.	118,710	9,245,135
#	Chicago Mercantile Exchange Holdings, Inc.	13,800	7,391,280
	Chubb Corp.	159,300	8,245,368
	Cincinnati Financial Corp.	67,200	2,975,616
	CIT Group, Inc.	77,100	4,009,971
#	Citigroup, Inc.	1,917,500	95,088,825
	Comerica, Inc.	62,900	3,663,925
#	Commerce Bancorp, Inc.	72,300	2,513,148
	Compass Bancshares, Inc.	50,200	2,868,428
	Countrywide Financial Corp.	237,400	9,429,528
* #	E*TRADE Financial Corp.	165,700	3,988,399
	Federal Home Loan Mortgage Corporation	268,000	17,998,880
	Federal National Mortgage Association	375,400	21,409,062
	Federated Investors, Inc.	35,100	1,164,618
#	Fifth Third Bancorp	216,400	8,532,652
#	First Horizon National Corp.	48,100	1,917,266
	Franklin Resources, Inc.	64,700	6,906,078
#	Genworth Financial, Inc.	176,500	5,789,200
	Hartford Financial Services Group, Inc.	118,000	10,119,680
	Huntington Bancshares, Inc.	92,100	2,238,951
	Janus Capital Group, Inc.	80,200	1,624,852
#	JPMorgan Chase & Co.	1,346,400	62,311,392
	KeyCorp	156,400	5,646,040
	Legg Mason, Inc.	50,900	4,853,824
	Lehman Brothers Holdings, Inc.	208,400	15,352,828
	Lincoln National Corp.	111,400	7,083,926
	Loews Corp.	177,300	7,077,816
#	M&T Bank Corp.	30,100	3,571,064
#	Marsh & McLennan Companies, Inc.	213,500	6,708,170
#	Marshall & Ilsley Corp.	98,600	4,514,894
	MBIA, Inc.	52,300	3,642,695
	Mellon Financial Corp.	159,600	6,420,708
#	Merrill Lynch & Co., Inc.	343,800	30,058,434
	MetLife, Inc.	294,500	17,295,985

4

		Shares	Value†
#	MGIC Investment Corp.	32,800	$1,901,088
	Moody’s Corp.	91,800	6,378,264
	Morgan Stanley	415,800	31,667,328
#	National City Corp.	234,600	8,469,060
	North Fork Bancorporation, Inc.	180,700	5,072,249
	Northern Trust Corp.	72,700	4,140,992
	PNC Financial Services Group	114,200	8,072,798
	Principal Financial Group, Inc.	104,400	6,029,100
	Progressive Corp.	299,500	6,753,725
	Prudential Financial, Inc.	188,100	15,326,388
	Regions Financial Corp.	282,240	10,344,096
	SAFECO Corp.	41,200	2,495,484
	Schwab (Charles) Corp.	401,100	7,356,174
	SLM Corp.	159,000	7,288,560
	Sovereign Bancorp, Inc.	139,100	3,474,718
#	State Street Corp.	128,400	7,977,492
	SunTrust Banks, Inc.	141,500	11,553,475
	Synovus Financial Corp.	125,700	3,773,514
	T. Rowe Price Group, Inc.	101,500	4,397,995
#	The Goldman Sachs Group, Inc.	167,400	32,609,520
	The St. Paul Travelers Companies, Inc.	268,000	13,885,080
	Torchmark Corp.	38,400	2,427,648
	U.S. Bancorp	689,300	23,188,052
	UnumProvident Corp.	132,800	2,719,744
#	Wachovia Corp.	742,476	40,234,774
#	Washington Mutual, Inc.	373,700	16,323,216
#	Wells Fargo & Co.	1,306,000	46,023,440
	XL Capital, Ltd.	69,900	4,971,288
	Zions Bancorporation	41,400	3,239,136
Total Financials			1,003,576,861

Health Care — (10.0%)
	Abbott Laboratories	592,600	27,650,716
	Aetna, Inc.	212,400	8,774,244
#	Allergan, Inc.	58,500	6,819,930
#	AmerisourceBergen Corp.	78,200	3,596,418
* #	Amgen, Inc.	454,000	32,234,000
	Applera Corp. - Applied Biosystems Group	70,700	2,576,308
	Bard (C.R.), Inc.	40,100	3,299,829
*	Barr Laboratories, Inc.	41,200	2,104,496
	Bausch & Lomb, Inc.	20,900	1,011,978
	Baxter International, Inc.	253,000	11,319,220
	Becton Dickinson & Co.	94,900	6,806,228
* #	Biogen Idec, Inc.	133,300	6,966,258
	Biomet, Inc.	95,000	3,591,950
* #	Boston Scientific Corp.	456,900	7,228,158
	Bristol-Myers Squibb Co.	762,700	18,937,841
	Cardinal Health, Inc.	157,300	10,164,726
	Caremark Rx, Inc.	165,600	7,832,880
*	Celgene Corp.	2,400	133,752
#	Cigna Corp.	39,800	5,016,790
*	Coventry Health Care, Inc.	61,600	2,964,808
#	Eli Lilly & Co.	381,400	20,439,226
* #	Express Scripts, Inc.	53,400	3,641,880
*	Forest Laboratories, Inc.	123,300	6,004,710

5

		Shares	Value†
*	Genzyme Corp.	101,400	$6,530,160
*	Gilead Sciences, Inc.	177,200	11,681,024
	Health Management Associates, Inc.	93,200	1,910,600
*	Hospira, Inc.	60,900	1,997,520
* #	Humana, Inc.	64,000	3,462,400
	IMS Health, Inc.	78,200	2,148,154
#	Johnson & Johnson	1,134,500	74,774,895
*	King Pharmaceuticals, Inc.	94,300	1,558,779
*	Laboratory Corp. of America Holdings	48,600	3,440,880
	Manor Care, Inc.	28,600	1,359,072
	McKesson Corp.	116,100	5,735,340
*	Medco Health Solutions, Inc.	114,000	5,723,940
*	Medimmune, Inc.	92,900	3,036,901
	Medtronic, Inc.	445,800	23,239,554
	Merck & Co., Inc.	844,000	37,566,440
* #	Millipore Corp.	20,700	1,416,087
	Mylan Laboratories, Inc.	81,800	1,659,722
*	Patterson Companies, Inc.	53,900	2,000,229
	PerkinElmer, Inc.	48,700	1,055,329
#	Pfizer, Inc.	2,828,000	77,741,720
	Quest Diagnostics, Inc.	62,700	3,333,759
	Schering-Plough Corp.	574,500	12,644,745
*	St. Jude Medical, Inc.	136,800	5,098,536
	Stryker Corp.	115,100	5,969,086
*	Tenet Healthcare Corp.	182,800	1,296,052
* #	Thermo Fisher Scientific, Inc.	157,600	6,907,608
	UnitedHealth Group, Inc.	522,400	25,639,392
*	Waters Corp.	39,700	1,986,588
*	Watson Pharmaceuticals, Inc.	39,600	1,016,532
* #	WellPoint, Inc.	240,400	18,191,068
	Wyeth	521,900	25,197,332
* #	Zimmer Holdings, Inc.	94,100	6,865,536
Total Health Care			581,301,326

Industrials — (9.1%)
#	3M Co.	292,100	23,794,466
* #	Allied Waste Industries, Inc.	98,400	1,247,712
	American Power Conversion Corp.	65,800	1,997,030
#	American Standard Companies, Inc.	67,700	3,033,637
	Avery Dennison Corp.	36,600	2,469,402
#	Boeing Co.	308,300	27,293,799
	Burlington Northern Santa Fe Corp.	140,400	10,552,464
	Caterpillar, Inc.	254,300	15,774,229
	Cintas Corp.	53,000	2,236,600
	Cooper Industries, Ltd.	35,500	3,246,120
	CSX Corp.	172,000	6,167,920
	Cummins, Inc.	20,400	2,446,368
#	Danaher Corp.	91,800	6,712,416
	Deere & Co.	89,700	8,611,200
#	Donnelley (R.R.) & Sons Co.	83,900	2,959,153
	Dover Corp.	78,900	3,968,670
	Eaton Corp.	58,200	4,486,056
	Emerson Electric Co.	158,100	13,707,270
	Equifax, Inc.	49,100	1,865,309
	FedEx Corp.	118,800	13,713,084

6

		Shares	Value†
	Fluor Corp.	34,000	$2,960,720
	General Dynamics Corp.	156,500	11,712,460
#	General Electric Co.	4,004,000	141,261,120
	Goodrich (B.F.) Co.	48,400	2,178,000
#	Honeywell International, Inc.	317,600	13,650,448
#	Illinois Tool Works, Inc.	163,000	7,693,600
	Ingersoll-Rand Co., Ltd. Class A	124,800	4,868,448
	ITT Industries, Inc.	71,600	3,862,820
	L-3 Communications Holdings, Inc.	47,700	3,923,325
#	Lockheed Martin Corp.	138,100	12,491,145
#	Masco Corp.	154,400	4,429,736
*	Monster Worldwide, Inc.	49,800	2,173,770
*	Navistar International Corp.	23,900	764,561
	Norfolk Southern Corp.	160,500	7,904,625
	Northrop Grumman Corp.	133,600	8,941,848
	Paccar, Inc.	96,700	6,314,510
	Pall Corp.	48,400	1,519,276
#	Parker Hannifin Corp.	46,600	3,890,168
	Pitney Bowes, Inc.	85,900	3,959,131
	Raytheon Co.	174,000	8,880,960
	Robert Half International, Inc.	66,400	2,562,376
	Rockwell Automation, Inc.	68,200	4,438,456
	Rockwell Collins, Inc.	66,500	4,011,945
	Ryder System, Inc.	24,000	1,252,080
	Southwest Airlines Co.	304,900	4,789,979
#	Textron, Inc.	49,000	4,775,050
	Tyco International, Ltd.	781,400	23,668,606
	Union Pacific Corp.	104,500	9,459,340
	United Parcel Service, Inc.	419,300	32,671,856
	United Technologies Corp.	392,300	25,315,119
#	W.W. Grainger, Inc.	29,200	2,112,912
#	Waste Management, Inc.	209,600	7,673,456
Total Industrials			532,394,751

Information Technology — (13.2%)
*	ADC Telecommunications, Inc.	45,500	627,445
* #	Adobe Systems, Inc.	224,600	9,013,198
*	Advanced Micro Devices, Inc.	210,400	4,538,328
*	Affiliated Computer Services, Inc. Class A	46,000	2,325,300
*	Agilent Technologies, Inc.	158,500	5,046,640
*	Altera Corp.	139,400	2,772,666
#	Analog Devices, Inc.	136,900	4,451,988
*	Apple Computer, Inc.	329,900	30,245,232
#	Applied Materials, Inc.	538,700	9,685,826
*	Autodesk, Inc.	89,900	3,702,082
#	Automatic Data Processing, Inc.	215,500	10,393,565
*	Avaya, Inc.	177,200	2,264,616
*	BMC Software, Inc.	79,500	2,588,520
*	Broadcom Corp.	181,900	5,971,777
	CA, Inc.	171,700	3,725,890
* #	Ciena Corp.	32,714	822,430
* #	Cisco Sytems, Inc.	2,367,700	63,643,776
* #	Citrix Systems, Inc.	71,300	2,049,162
*	Computer Sciences Corp.	66,600	3,476,520
*	Compuware Corp.	136,600	1,146,074

7

		Shares	Value†
*	Comverse Technology, Inc.	78,300	$1,528,416
*	Convergys Corp.	53,900	1,300,068
*	Corning, Inc.	605,000	13,043,800
* #	Dell, Inc.	881,100	24,001,164
* #	eBay, Inc.	455,600	14,738,660
* #	Electronic Arts, Inc.	118,900	6,640,565
	Electronic Data Systems Corp.	200,800	5,449,712
*	EMC Corp.	891,500	11,687,565
	Fidelity National Information Services, Inc.	63,100	2,517,690
#	First Data Corp.	296,800	7,494,200
*	Fiserv, Inc.	67,600	3,455,036
*	Freescale Semiconductor, Inc. Class B	157,300	6,280,989
* #	Google, Inc.	82,600	40,054,392
	Hewlett-Packard Co.	1,062,300	41,918,358
#	Intel Corp.	2,237,100	47,762,085
#	International Business Machines Corp.	590,300	54,260,376
*	Intuit, Inc.	132,500	4,171,100
	Jabil Circuit, Inc.	71,600	2,030,576
* #	JDS Uniphase Corp.	81,737	1,510,500
* #	Juniper Networks, Inc.	219,400	4,671,026
#	KLA-Tencor Corp.	77,200	3,988,924
*	Lexmark International, Inc.	38,900	2,683,322
#	Linear Technology Corp.	116,800	3,753,952
*	LSI Logic Corp.	155,000	1,652,300
*	Lucent Technologies, Inc.	1,738,400	4,485,072
#	Maxim Integrated Products, Inc.	124,400	3,916,112
*	Micron Technology, Inc.	283,100	4,133,260
#	Microsoft Corp.	3,350,000	98,255,500
#	Molex, Inc.	54,900	1,756,800
	Motorola, Inc.	950,300	21,068,151
	National Semiconductor Corp.	115,500	2,793,945
*	NCR Corp.	69,900	2,999,409
*	Network Appliance, Inc.	144,400	5,661,924
*	Novell, Inc.	131,500	825,820
* #	Novellus Systems, Inc.	47,800	1,492,316
*	Nvidia Corp.	136,700	5,056,533
* #	Oracle Corp.	1,564,400	29,770,532
*	Parametric Technology Corp.	43,300	838,288
	Paychex, Inc.	131,300	5,174,533
* #	PMC-Sierra, Inc.	81,100	617,171
*	QLogic Corp.	61,800	1,375,050
#	Qualcomm, Inc.	640,700	23,443,213
	Sabre Holdings Corp.	51,100	1,401,673
*	Sandisk Corp.	87,300	3,876,120
*	Sanmina-SCI Corp.	206,700	764,790
*	Solectron Corp.	354,700	1,181,151
*	Sun Microsystems, Inc.	1,361,100	7,377,162
*	Symantec Corp.	383,700	8,134,440
	Symbol Technologies, Inc.	98,500	1,459,770
	Tektronix, Inc.	32,500	993,200
*	Tellabs, Inc.	173,600	1,742,944
*	Teradyne, Inc.	76,400	1,138,360
	Texas Instruments, Inc.	594,400	17,564,520
*	Unisys Corp.	133,300	961,093
*	VeriSign, Inc.	95,100	2,483,061

8

		Shares	Value†
*	Western Union Co.	296,800	$6,767,040
*	Xerox Corp.	379,400	6,260,100
#	Xilinx, Inc.	131,800	3,532,240
*	Yahoo!, Inc.	482,100	13,011,879
Total Information Technology			767,398,983

Materials — (2.5%)
	Air Products & Chemicals, Inc.	85,500	5,911,470
#	Alcoa, Inc.	336,200	10,479,354
#	Allegheny Technologies, Inc.	39,000	3,496,350
	Ashland, Inc.	24,500	1,656,445
#	Ball Corp.	40,400	1,727,504
	Bemis Co., Inc.	40,700	1,389,091
	Dow Chemical Co.	372,100	14,887,721
	DuPont (E.I.) de Nemours & Co., Inc.	357,500	16,777,475
	Eastman Chemical Co.	31,900	1,894,222
	Ecolab, Inc.	69,300	3,073,455
	Freeport-McMoRan Copper & Gold, Inc. Class B	76,200	4,790,694
*	Hercules, Inc.	44,000	819,720
	International Flavors & Fragrances, Inc.	30,600	1,441,566
	International Paper Co.	176,300	5,835,530
	MeadWestavco Corp.	70,300	2,073,850
#	Monsanto Co.	210,500	10,118,735
	Newmont Mining Corp.	174,400	8,181,104
	Nucor Corp.	119,600	7,158,060
*	Pactiv Corp.	53,500	1,843,075
	Phelps Dodge Corp.	79,100	9,729,300
	PPG Industries, Inc.	64,100	4,121,630
	Praxair, Inc.	125,000	7,800,000
	Rohm & Haas Co.	55,700	2,908,654
	Sealed Air Corp.	31,400	1,868,614
	Sigma-Aldrich Corp.	25,700	1,956,027
	Temple-Inland, Inc.	42,200	1,650,020
	United States Steel Corp.	47,700	3,567,483
#	Vulcan Materials Co.	37,400	3,318,128
	Weyerhaeuser Co.	95,500	6,176,940
Total Materials			146,652,217

Real Estate Investment Trusts — (1.0%)
	Apartment Investment & Management Co. Class A	37,800	2,178,792
#	Archstone-Smith Trust	83,100	4,984,338
#	Boston Properties, Inc.	44,300	5,185,315
*	CB Richard Ellis Group, Inc.	1,100	36,223
#	Equity Office Properties Trust	135,800	6,545,560
#	Equity Residential	112,800	6,007,728
	Kimco Realty Corp.	84,000	3,895,920
	Plum Creek Timber Co., Inc.	69,500	2,589,570
	ProLogis	95,100	6,197,667
#	Public Storage, Inc.	47,000	4,525,160
*	Realogy Corp.	82,800	2,160,252
#	Simon Property Group, Inc.	85,800	8,749,884
#	Vornado Realty Trust	47,300	5,965,003
Total Real Estate Investment Trusts			59,021,412

9

		Shares	Value†
Telecommunication Services — (2.9%)
#	Alltel Corp.	150,500	$8,539,370
#	AT&T, Inc.	1,506,500	51,085,415
#	BellSouth Corp.	704,300	31,404,737
	CenturyTel, Inc.	45,200	1,923,260
#	Citizens Communications Co.	124,400	1,762,748
	Embarq Corp.	57,800	2,973,810
* #	Qwest Communications International, Inc.	620,700	4,773,183
#	Sprint Nextel Corp.	1,158,700	22,606,237
#	Verizon Communications, Inc.	1,124,300	39,283,042
	Windstream Corp.	183,900	2,563,566
Total Telecommunication Services			166,915,368

Utilities — (2.9%)
* #	AES Corp.	256,500	5,994,405
*	Allegheny Energy, Inc.	63,800	2,830,168
#	Ameren Corp.	79,800	4,365,858
	American Electric Power Co., Inc.	152,800	6,342,728
#	CenterPoint Energy, Inc.	120,900	1,976,715
* #	CMS Energy Corp.	85,900	1,392,439
#	Consolidated Edison, Inc.	95,600	4,609,832
	Constellation Energy Group	69,700	4,782,117
#	Dominion Resources, Inc.	136,900	11,053,306
#	DTE Energy Co.	68,900	3,244,501
#	Duke Energy Corp.	486,000	15,415,920
*	Dynegy, Inc.	146,700	996,093
	Edison International	126,400	5,811,872
	Entergy Corp.	80,800	7,378,656
	Exelon Corp.	259,700	15,771,581
	FirstEnergy Corp.	127,900	7,653,536
#	FPL Group, Inc.	156,900	8,362,770
	KeySpan Corp.	67,900	2,785,937
#	Nicor, Inc.	17,300	857,215
#	NiSource, Inc.	105,800	2,609,028
#	Peoples Energy Corp.	14,900	646,511
#	PG&E Corp.	135,000	6,200,550
#	Pinnacle West Capital Corp.	38,600	1,904,524
	PPL Corp.	147,800	5,372,530
	Progress Energy, Inc.	98,300	4,695,791
	Public Service Enterprise Group, Inc.	97,600	6,560,672
#	Sempra Energy	101,300	5,520,850
#	Southern Co.	287,900	10,436,375
	TECO Energy, Inc.	81,000	1,376,190
#	TXU Corp.	178,900	10,267,071
	Xcel Energy, Inc.	157,500	3,616,200
Total Utilities			170,831,941

TOTAL COMMON STOCKS			4,876,285,416

10

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (16.3%)

@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $973,173,393 FHLMC, rates ranging from 4.500% to 6.000%, maturities ranging from 09/01/35 to 11/01/36 & FNMA, rates ranging from 5.215%(r) to 6.875%(r), maturities ranging from 02/01/35 to 12/01/44, valued at $812,761,464) to be repurchased at $789,204,971	$789,089	$789,088,800

@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $104,025,000 FHLB Bonds 4.000%, 04/25/07 & 5.125%, 11/28/08, valued at $103,879,087) to be repurchased at $99,826,549	99,812	99,811,854

Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $77,790,000 FNMA 5.50%, 02/01/35, valued at $61,778,342) to be repurchased at $60,873,775	60,865	60,865,000

TOTAL TEMPORARY CASH INVESTMENTS		949,765,654

TOTAL INVESTMENTS - (100.0%)
(Cost $4,216,671,925)		$5,826,051,070

See accompanying Notes to Financial Statements.

11

THE U.S. LARGE CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (83.9%)
Consumer Discretionary — (20.3%)
#	American Greetings Corp. Class A	211,200	$5,028,672
# *	AutoNation, Inc.	2,057,600	42,407,136
	Belo Corp. Class A	469,164	8,538,785
# *	Big Lots, Inc.	253,500	5,655,585
#	Blockbuster, Inc. Class A	83,900	441,314
#	Borders Group, Inc.	34,000	778,600
	BorgWarner, Inc.	201,600	11,652,480
	CBS Corp. Class B	5,526,406	164,410,578
	Centex Corp.	617,300	34,161,382
	Circuit City Stores, Inc.	171,000	4,268,160
	Clear Channel Communications, Inc.	1,942,666	68,304,137
# *	Comcast Corp. Class A	7,694,495	311,319,268
# *	Comcast Corp. Special Class A Non-Voting	927,100	37,343,588
#	Dillards, Inc. Class A	586,600	20,865,362
*	Discovery Holding Co. Class A	1,031,790	15,827,659
#	Disney (Walt) Co.	421,620	13,934,541
# *	Expedia, Inc.	1,173,351	21,319,788
	Federated Department Stores, Inc.	1,514,630	63,750,777
	Foot Locker, Inc.	56,700	1,298,430
#	Ford Motor Co.	9,707,400	78,921,162
	Gannett Co., Inc.	109,000	6,487,680
#	General Motors Corp.	4,355,200	127,302,496
# *	Goodyear Tire & Rubber Co.	203,900	3,435,715
	Harrah’s Entertainment, Inc.	187,053	14,721,071
	Hearst-Argyle Television, Inc.	347,900	8,780,996
	Horton (D.R.), Inc.	1,158,529	30,863,213
# *	IAC/InterActiveCorp	2,076,951	75,787,942
*	Idearc, Inc.	242,765	6,685,748
	Jones Apparel Group, Inc.	224,900	7,556,640
	Lennar Corp. Class A	58,500	3,071,250
# *	Liberty Global, Inc. Class A	313,805	8,463,321
*	Liberty Global, Inc. Series C	343,805	8,993,939
*	Liberty Media Holding Corp. Capital Class A	960,679	84,462,898
*	Liberty Media Holding Corp. Interactive Class A	4,021,713	91,534,188
*	Live Nation, Inc.	242,833	5,206,339
#	MDC Holdings, Inc.	97,300	5,558,749
# *	MGM Mirage	716,400	38,520,828
# *	Mohawk Industries, Inc.	186,200	14,417,466
	News Corp. Class A	35,876	739,046
#	OfficeMax, Inc.	388,600	18,291,402
#	Pulte Homes, Inc.	619,900	20,915,426
*	Radio One, Inc. Class D	45,200	293,348
#	Saks, Inc.	995,050	20,418,426
	Service Corp. International	404,100	3,988,467

1

		Shares	Value†

#	Time Warner, Inc.	18,098,380	$364,501,373
# *	Toll Brothers, Inc.	389,200	12,532,240
#	Tribune Co.	1,892,955	60,195,969
*	TRW Automotive Holdings Corp.	69,200	1,718,928
# *	Univision Communications, Inc. Class A	1,074,200	38,230,778
# *	Viacom, Inc. Class B	3,132,050	117,483,195
*	Wyndham Worldwide Corp.	700,560	22,235,774
Total Consumer Discretionary			2,133,622,255

Consumer Staples — (4.2%)
	Archer-Daniels-Midland Co.	2,298,560	80,679,456
#	Coca-Cola Enterprises, Inc.	3,591,772	73,451,737
	Corn Products International, Inc.	490,400	17,811,328
	Del Monte Foods Co.	831,041	9,382,453
	J. M. Smucker Co.	375,302	18,044,520
#	Kraft Foods, Inc.	3,003,000	105,255,150
	PepsiAmericas, Inc.	210,900	4,395,156
#	Reynolds American, Inc.	358,352	23,020,532
# *	Rite Aid Corp.	969,800	4,606,550
*	Smithfield Foods, Inc.	810,900	21,391,542
	Supervalu, Inc.	1,433,342	49,106,297
#	Tyson Foods, Inc. Class A	1,890,259	30,036,215
	Weis Markets, Inc.	11,500	464,830
Total Consumer Staples			437,645,766

Energy — (7.6%)
	Anadarko Petroleum Corp.	3,531,056	174,292,924
	Apache Corp.	2,120,890	148,313,838
#	Chesapeake Energy Corp.	2,570,038	87,458,393
	ConocoPhillips	440,800	29,665,840
	Devon Energy Corp.	593,200	43,523,084
*	Forest Oil Corp.	482,300	17,140,942
#	Hess Corp.	1,777,596	89,359,751
	Marathon Oil Corp.	753,902	71,153,271
# *	Mariner Energy, Inc.	261,080	5,469,626
# *	Newfield Exploration Co.	205,600	10,232,712
#	Overseas Shipholding Group, Inc.	290,600	16,726,936
	Pioneer Natural Resources Co.	797,598	34,735,393
	Pogo Producing Co.	453,500	23,999,220
*	SEACOR Holdings, Inc.	173,600	16,347,912
#	Tidewater, Inc.	424,500	23,487,585
Total Energy			791,907,427

Financials — (26.2%)
*	Allegheny Corp.	33,387	11,438,386
#	Allstate Corp.	1,791,600	113,730,768
	AMBAC Financial Group, Inc.	707,295	60,572,744
	American Financial Group, Inc.	597,200	31,179,812
	American National Insurance Co.	72,552	8,283,262
# *	AmeriCredit Corp.	395,300	9,269,785
#	Bear Stearns Companies, Inc.	373,770	56,992,450
#	Capital One Financial Corp.	331,830	25,842,920
	Chubb Corp.	906,400	46,915,264
	Cincinnati Financial Corp.	1,347,289	59,657,957
	CIT Group, Inc.	1,345,312	69,969,677

2

		Shares	Value†

# *	CNA Financial Corp.	1,903,682	$73,291,757
	Commerce Group, Inc.	315,600	9,628,956
# *	Conseco, Inc.	408,000	8,115,120
	Countrywide Financial Corp.	4,574,013	181,679,796
	Fidelity National Financial, Inc.	917,259	20,766,744
#	First American Corp.	733,000	28,301,130
	First Citizens BancShares, Inc.	10,300	2,055,365
	Hanover Insurance Group, Inc.	394,266	18,680,323
	Hartford Financial Services Group, Inc.	1,173,900	100,673,664
#	Janus Capital Group, Inc.	1,580,900	32,029,034
#	JPMorgan Chase & Co.	2,244,400	103,870,832
	KeyCorp	941,600	33,991,760
	Lincoln National Corp.	839,526	53,385,458
	Loews Corp.	3,810,402	152,111,248
#	MBIA, Inc.	1,035,550	72,126,057
#	MetLife, Inc.	5,456,798	320,477,747
#	MGIC Investment Corp.	665,947	38,598,288
	Nationwide Financial Services, Inc.	398,602	20,727,304
#	New York Community Bancorp, Inc.	2,294,600	37,080,736
	North Fork Bancorporation, Inc.	2,564,611	71,988,631
#	Odyssey Re Holdings Corp.	183,900	6,486,153
	Ohio Casualty Corp.	370,700	10,828,147
	Old Republic International Corp.	1,749,354	39,447,933
	PMI Group, Inc.	682,600	29,563,406
#	Principal Financial Group, Inc.	1,210,200	69,889,050
	Protective Life Corp.	554,900	26,202,378
	Prudential Financial, Inc.	1,887,800	153,817,944
#	Radian Group, Inc.	604,042	32,141,075
#	Reinsurance Group of America, Inc.	461,100	25,438,887
	SAFECO Corp.	538,400	32,610,888
#	South Financial Group, Inc.	551,433	14,331,744
#	Sovereign Bancorp, Inc.	1,777,636	44,405,347
	StanCorp Financial Group, Inc.	226,000	10,262,660
#	The St. Paul Travelers Companies, Inc.	5,237,509	271,355,341
	Torchmark Corp.	127,200	8,041,584
	Transatlantic Holdings, Inc.	23,493	1,453,747
	Unitrin, Inc.	503,679	24,639,977
	UnumProvident Corp.	2,275,789	46,608,159
#	Washington Mutual, Inc.	289,481	12,644,530
	Webster Financial Corp.	124,200	5,933,034
	Wesco Financial Corp.	18,350	8,808,000
Total Financials			2,748,342,959

Health Care — (1.5%)
#	AmerisourceBergen Corp.	241,600	11,111,184
*	Invitrogen Corp.	364,024	20,028,600
*	Medco Health Solutions, Inc.	630,400	31,652,384
# *	Millennium Pharmaceuticals, Inc.	2,100,300	23,628,375
	PerkinElmer, Inc.	66,800	1,447,556
# *	Tenet Healthcare Corp.	1,547,300	10,970,357
*	Triad Hospitals, Inc.	661,800	28,139,736
	UnitedHealth Group, Inc.	267,740	13,140,679
*	Watson Pharmaceuticals, Inc.	639,200	16,408,264
Total Health Care			156,527,135

3

		Shares	Value†

Industrials — (10.8%)
# *	AGCO Corp.	686,324	$21,433,898
#	Alexander & Baldwin, Inc.	141,705	6,256,276
# *	Allied Waste Industries, Inc.	2,767,676	35,094,132
	Avis Budget Group, Inc.	302,880	6,196,925
	Burlington Northern Santa Fe Corp.	2,217,073	166,635,207
#	CSX Corp.	3,357,304	120,392,921
#	Curtiss-Wright Corp.	54,260	1,928,943
#	GATX Corp.	396,400	18,305,752
	IKON Office Solutions, Inc.	396,000	6,403,320
# *	Kansas City Southern	565,600	15,299,480
	Laidlaw International, Inc.	609,595	17,708,735
	Norfolk Southern Corp.	3,179,102	156,570,773
#	Northrop Grumman Corp.	2,629,984	176,024,829
	Raytheon Co.	1,311,300	66,928,752
	Ryder System, Inc.	473,200	24,686,844
	Southwest Airlines Co.	5,171,620	81,246,150
	Steelcase, Inc. Class A	45,200	800,040
#	Union Pacific Corp.	2,098,000	189,910,960
# *	YRC Worldwide, Inc.	451,644	17,501,205
Total Industrials			1,129,325,142

Information Technology — (4.5%)
*	3Com Corp.	1,041,900	4,365,561
*	Advanced Micro Devices, Inc.	162,200	3,498,654
*	Andrew Corp.	1,010,012	10,069,820
*	Applied Micro Circuits Corp.	213,200	746,200
*	Arrow Electronics, Inc.	462,600	14,692,176
*	Avnet, Inc.	993,500	24,628,865
#	AVX Corp.	514,600	7,996,884
# *	Ciena Corp.	69,942	1,758,342
*	Computer Sciences Corp.	1,404,843	73,332,805
*	Compuware Corp.	956,430	8,024,448
*	Convergys Corp.	195,700	4,720,284
	Electronic Data Systems Corp.	2,006,400	54,453,696
*	Fairchild Semiconductor Corp. Class A	43,100	703,392
#	Fidelity National Information Services, Inc.	408,162	16,285,664
*	Ingram Micro, Inc.	1,268,268	25,847,302
*	Integrated Device Technology, Inc.	1,467,100	24,207,150
	Intersil Corp.	1,063,398	26,340,368
# *	JDS Uniphase Corp.	136,962	2,531,058
*	Lucent Technologies, Inc.	1,193,800	3,080,004
*	Micron Technology, Inc.	3,962,557	57,853,332
	Sabre Holdings Corp.	36,600	1,003,938
*	Sanmina-SCI Corp.	3,903,000	14,441,100
*	Solectron Corp.	6,597,363	21,969,219
*	Sun Microsystems, Inc.	2,143,700	11,618,854
# *	Tech Data Corp.	390,411	16,326,988
*	Tellabs, Inc.	1,640,656	16,472,186
*	Unisys Corp.	729,900	5,262,579
*	VeriSign, Inc.	166,300	4,342,093
# *	Vishay Intertechnology, Inc.	1,302,016	17,056,410
*	Xerox Corp.	75,000	1,237,500
Total Information Technology			474,866,872

4

		Shares	Value†

Materials — (3.4%)
	Ashland, Inc.	540,111	$36,516,905
#	Bowater, Inc.	211,700	4,615,060
	Chemtura Corp.	21,500	208,120
#	Cytec Industries, Inc.	133,300	7,108,889
#	International Paper Co.	1,215,775	40,242,152
	Louisiana-Pacific Corp.	696,900	14,704,590
	Lubrizol Corp.	182,000	8,615,880
	Lyondell Chemical Co.	308,300	7,615,010
#	MeadWestavco Corp.	1,364,831	40,262,514
# *	Owens-Illinois, Inc.	212,900	4,023,810
	Phelps Dodge Corp.	328,470	40,401,810
# *	Smurfit-Stone Container Corp.	1,740,228	18,672,646
	Tronox, Inc. Class B	92,517	1,375,728
	Valhi, Inc.	155,700	4,158,747
	Weyerhaeuser Co.	1,877,300	121,423,764
#	Worthington Industries, Inc.	133,200	2,464,200
Total Materials			352,409,825

Real Estate Investment Trusts — (0.2%)
*	Realogy Corp.	957,450	24,979,870

Telecommunication Services — (5.2%)
#	AT&T, Inc.	8,333,818	282,599,768
# *	Level 3 Communications, Inc.	195,500	1,043,970
# *	Qwest Communications International, Inc.	2,000,600	15,384,614
#	Sprint Nextel Corp.	1,618,800	31,582,788
#	Telephone & Data Systems, Inc.	419,597	21,676,381
	Telephone & Data Systems, Inc. Special Shares	179,500	8,642,925
*	United States Cellular Corp.	272,525	18,346,383
	Verizon Communications, Inc.	4,855,300	169,644,182
Total Telecommunication Services			548,921,011

TOTAL COMMON STOCKS			8,798,548,262

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (16.1%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $1,663,953,471 FHLMC, rates ranging from 4.231%(r) to 6.000%, maturities ranging from 07/01/21 to 12/01/36 & FNMA 5.142%(r), 10/01/34, valued at $1,547,007,450) to be repurchased at $1,502,170,100	$1,501,949	1,501,948,980
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $127,980,000 FHLB Bonds 4.025%, 03/17/09 & 5.750%, 07/21/25, valued at $126,895,455) to be repurchased at $121,596,850	121,579	121,578,951
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $68,362,000 FNMA 5.50%, 05/01/36, valued at $64,979,352) to be repurchased at $64,028,229	64,019	64,019,000

TOTAL TEMPORARY CASH INVESTMENTS		1,687,546,931

TOTAL INVESTMENTS - (100.0%) (Cost $8,614,396,073)		$10,486,095,193

See accompanying Notes to Financial Statements.

5

THE U.S. TARGETED VALUE SERIES

(FORMERLY, THE U.S. SMALL XM VALUE SERIES)

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†
COMMON STOCKS — (88.4%)
Consumer Discretionary — (17.0%)
*	99 Cents Only Stores	33,700	$372,385
*	Alloy, Inc.	4,025	48,662
	American Axle & Manufacturing Holdings, Inc.	25,900	473,970
	American Greetings Corp. Class A	38,000	904,780
*	Applica, Inc.	9,200	51,888
	ArvinMeritor, Inc.	28,200	488,142
	Asbury Automotive Group, Inc.	13,300	313,082
*	Audiovox Corp. Class A	9,742	134,927
* #	Bally Total Fitness Holding Corp.	13,300	31,388
	Bandag, Inc.	4,600	203,228
	Bandag, Inc. Class A	3,800	141,740
	Bassett Furniture Industries, Inc.	4,600	81,420
#	Beazer Homes USA, Inc.	12,300	561,618
	Belo Corp. Class A	52,400	953,680
*	Big Lots, Inc.	37,200	829,932
#	Blockbuster, Inc. Class A	55,100	289,826
*	Blockbuster, Inc. Class B	11,700	57,330
*	Bluegreen Corp.	9,100	123,851
	Bob Evans Farms, Inc.	21,900	743,943
*	Bombay Co., Inc.	5,100	7,140
#	Bon-Ton Stores, Inc.	4,271	159,693
	Borders Group, Inc.	54,200	1,241,180
	Callaway Golf Co.	30,300	447,531
*	Charming Shoppes, Inc.	60,045	812,409
* #	Charter Communications, Inc.	50,200	148,090
	Citadel Broadcasting Co.	48,500	461,235
	Coachmen Industries, Inc.	6,100	66,856
	Cooper Tire & Rubber Co.	30,700	406,161
*	Cox Radio, Inc.	21,000	333,900
	CSS Industries, Inc.	4,600	141,956
*	Cumulus Media, Inc. Class A	28,900	293,335
*	Dana Corp.	45,100	73,964
*	dELiA*s, Inc.	20	185
#	Dillards, Inc. Class A	45,014	1,601,148
*	Dura Automotive Systems, Inc.	6,150	2,460
	Emmis Communications Corp. Class A	3,642	30,775
	Entercom Communications Corp.	18,077	487,175
*	Entravision Communications Corp.	27,700	198,332
*	Fairchild Corp. Class A	8,736	20,093
* #	Federal-Mogul Corp.	98,700	40,467
	Finish Line, Inc. Class A	18,800	262,072
*	Franklin Covey Co.	5,500	32,175
	Fred’s, Inc.	16,700	196,893
#	Furniture Brands International, Inc.	25,400	437,388

1

		Shares	Value†
*	Gaylord Entertainment Co.	8,250	$403,425
	Gray Television, Inc.	20,000	125,600
	Group 1 Automotive, Inc.	6,500	331,435
	Handleman Co.	10,100	79,689
	Hearst-Argyle Television, Inc.	30,900	779,916
*	Hovnanian Enterprises, Inc. Class A	19,200	681,792
*	ION Media Networks, Inc.	18,600	12,648
*	Jakks Pacific, Inc.	16,499	360,503
* #	Jarden Corp.	19,900	735,902
*	Jo-Ann Stores, Inc.	10,700	211,111
*	K2, Inc.	22,100	298,792
	Kellwood Co.	12,900	403,125
	Kimball International, Inc. Class B	12,439	298,412
*	Lakes Entertainment, Inc.	3,096	29,412
	Landry’s Restaurants, Inc.	10,400	293,800
#	La-Z-Boy, Inc.	25,900	305,102
	Lear Corp.	33,700	1,043,015
	Levitt Corp. Class A	5,600	69,776
*	Lin TV Corp.	10,800	97,740
	Lithia Motors, Inc. Class A	7,200	186,192
	Lone Star Steakhouse & Saloon, Inc.	9,552	263,062
	M/I Homes, Inc.	4,300	160,304
*	MarineMax, Inc.	9,000	241,740
	MDC Holdings, Inc.	18,000	1,028,340
	Media General, Inc. Class A	12,300	454,485
	Modine Manufacturing Co.	16,224	399,110
	Monaco Coach Corp.	8,800	113,608
	Movado Group, Inc.	7,600	190,076
	Movie Gallery, Inc.	7,000	19,880
	National Presto Industries, Inc.	2,700	166,077
	OfficeMax, Inc.	16,600	781,362
*	O’Charleys, Inc.	4,100	82,410
	Oxford Industries, Inc.	800	40,656
	Pier 1 Imports, Inc.	26,000	172,900
*	Proliance International, Inc.	3,823	14,260
* #	Quiksilver, Inc.	36,700	533,985
*	Radio One, Inc. Class D	23,300	151,217
*	RC2 Corp.	8,300	355,821
*	RCN Corp.	18,500	556,110
	Russ Berrie & Co., Inc.	5,100	81,855
	Ryland Group, Inc.	800	42,200
	Saks, Inc.	65,000	1,333,800
*	Scholastic Corp.	20,300	676,396
	Service Corp. International	143,900	1,420,293
*	Shiloh Industries, Inc.	5,300	88,298
	Sinclair Broadcast Group, Inc. Class A	25,400	252,730
*	Six Flags, Inc.	52,000	281,320
	Skyline Corp.	3,300	138,237
	Sonic Automotive, Inc.	14,900	425,246
*	Source Interlink Companies, Inc.	20,700	184,644
*	Spanish Broadcasting System, Inc.	14,010	59,262
	Speedway Motorsports, Inc.	21,900	830,010
	Stage Stores, Inc.	13,205	436,293
	Standard Motor Products, Inc.	7,700	106,106
	Standard Pacific Corp.	13,600	348,976

2

		Shares	Value†
	Stewart Enterprises, Inc.	49,400	$316,160
*	Stoneridge, Inc.	8,800	63,712
	Stride Rite Corp.	20,800	325,104
#	Superior Industries International, Inc.	10,600	209,138
*	Systemax, Inc.	9,950	134,424
#	Technical Olympic USA, Inc.	17,000	158,440
	The Marcus Corp.	10,700	272,315
	The Pep Boys - Manny, Moe & Jack	27,100	365,850
*	Trans World Entertainment Corp.	15,200	103,056
*	Triple Crown Media, Inc.	2,000	13,800
*	Trump Entertainment Resorts, Inc.	6,500	138,580
*	TRW Automotive Holdings Corp.	40,000	993,600
*	Tweeter Home Entertainment Group, Inc.	1,000	2,530
*	Unifi, Inc.	21,100	45,787
	Unifirst Corp.	4,500	186,750
	United Auto Group, Inc.	54,000	1,267,380
*	Vail Resorts, Inc.	3,900	171,678
	Visteon Corp.	7,150	57,486
*	Warnaco Group, Inc.	35,752	926,692
* #	WCI Communities, Inc.	13,600	252,688
*	West Marine, Inc.	2,100	36,330
*	Zale Corp.	24,100	741,557
Total Consumer Discretionary			40,669,918

Consumer Staples — (4.8%)
*	Alliance One International, Inc.	25,800	167,184
#	American Italian Pasta Co.	3,600	30,348
*	BJ’s Wholesale Club, Inc.	20,000	646,000
	Casey’s General Stores, Inc.	25,194	627,079
* #	Central Garden & Pet Co.	12,900	673,380
	Chiquita Brands International, Inc.	16,800	240,240
	Corn Products International, Inc.	36,880	1,339,482
	Del Monte Foods Co.	99,800	1,126,742
*	Hain Celestial Group, Inc.	18,600	558,744
	Ingles Market, Inc. Class A	2,800	83,356
	J. M. Smucker Co.	28,700	1,379,896
#	Nash Finch Co.	3,800	100,510
	PepsiAmericas, Inc.	4,800	100,032
*	Performance Food Group Co.	33,800	914,628
	Pilgrim’s Pride Corp.	39,900	1,018,248
	Ruddick Corp.	6	167
	Sanderson Farms, Inc.	5,267	145,633
	Seaboard Corp.	540	906,120
*	Smart & Final Food, Inc.	12,400	223,944
	Universal Corp.	12,900	600,753
	Weis Markets, Inc.	12,600	509,292
Total Consumer Staples			11,391,778

Energy — (6.7%)
*	Bristow Group, Inc.	10,800	384,156
*	Comstock Resources, Inc.	17,300	527,996
*	Encore Acquisition Co.	4,900	133,084
*	Forest Oil Corp.	42,400	1,506,896
*	Giant Industries, Inc.	3,500	269,815
*	Gulfmark Offshore, Inc.	7,400	297,998

3

		Shares	Value†
*	Hanover Compressor Co.	51,657	$1,020,226
*	Harvest Natural Resources, Inc.	14,900	152,725
*	Hornbeck Offshore Services, Inc.	7,900	298,146
*	Houston Exploration Co.	8,700	488,244
*	Mariner Energy, Inc.	42,614	892,763
*	Meridian Resource Corp.	7,900	28,045
*	Newpark Resources, Inc.	7,800	47,970
	Overseas Shipholding Group, Inc.	19,800	1,139,688
*	Petrohawk Energy Corp.	30,000	389,100
*	PHI, Inc. Non-Voting	2,500	84,650
*	Pioneer Drilling Co.	19,100	276,568
	Pogo Producing Co.	22,100	1,169,532
*	SEACOR Holdings, Inc.	10,050	946,408
*	Stone Energy Corp.	10,800	421,416
*	Swift Energy Corp.	14,600	746,206
#	Tidewater, Inc.	26,600	1,471,778
*	Trico Marine Services, Inc.	7,400	268,990
*	Unit Corp.	13,900	709,317
*	Universal Compression Holdings, Inc.	14,760	929,142
	USEC, Inc.	43,300	539,518
*	Whiting Petroleum Corp.	18,500	888,000
Total Energy			16,028,377

Financials — (20.7%)
	1st Source Corp.	10,160	317,703
	21st Century Insurance Group	34,300	586,187
* #	Accredited Home Lenders Holding Co.	8,600	254,818
	Advanta Corp. Class A	4,388	182,936
	Advanta Corp. Class B Non-Voting	6,557	299,130
	Alfa Corp.	40,018	775,549
*	Allegheny Corp.	3,175	1,087,755
	Amcore Financial, Inc.	9,800	312,032
	American Equity Investment Life Holding Co.	28,200	366,600
	American National Insurance Co.	10,400	1,187,368
*	Argonaut Group, Inc.	19,123	647,887
	Baldwin & Lyons, Inc. Class B	4,725	126,394
	BankAtlantic Bancorp, Inc. Class A	23,300	304,531
	BankUnited Financial Corp. Class A	17,900	456,450
	Banner Corp.	3,297	150,541
	Boston Private Financial Holdings, Inc.	9,700	263,355
#	Brookline Bancorp, Inc.	36,549	493,411
*	Centennial Bank Holdings, Inc.	6,800	64,804
	Central Pacific Financial Corp.	13,300	498,351
	Chemical Financial Corp.	11,704	382,253
*	CNA Surety Corp.	21,900	437,124
	Commerce Group, Inc.	33,900	1,034,289
	Community Bank System, Inc.	14,400	346,176
* #	CompuCredit Corp.	7,569	285,049
	Delphi Financial Group, Inc. Class A	21,475	869,737
	Dime Community Bancshares	20,027	281,780
	Donegal Group, Inc. Class A	3,400	65,246
#	Downey Financial Corp.	13,900	1,011,920
	FBL Financial Group, Inc. Class A	14,100	555,540
	First Citizens BancShares, Inc.	3,500	698,425
	First Commonwealth Financial Corp.	34,200	469,908

4

		Shares	Value†
	First Community Bancorp	6,400	$345,664
	First Merchants Corp.	8,300	221,361
	First Niagara Financial Group, Inc.	56,918	817,912
* #	FirstFed Financial Corp.	8,300	539,666
	Flagstar Bancorp, Inc.	29,900	449,995
	Fremont General Corp.	38,900	661,689
	Great American Financial Resources, Inc.	19,200	425,664
*	Great Lakes Bancorp, Inc.	3,060	45,043
	Hanover Insurance Group, Inc.	24,800	1,175,024
	Harleysville Group, Inc.	18,700	664,972
	Horace Mann Educators Corp.	20,600	416,532
#	IndyMac Bancorp, Inc.	32,100	1,474,995
	Infinity Property & Casualty Corp.	12,200	550,830
	Irwin Financial Corp.	14,300	315,029
	KNBT Bancorp, Inc.	13,900	233,520
* #	LaBranche & Co., Inc.	28,200	304,560
	LandAmerica Financial Group, Inc.	8,400	513,324
	MAF Bancorp, Inc.	19,040	837,570
	MCG Capital Corp.	34,387	671,922
	Midland Co.	6,900	314,295
*	Navigators Group, Inc.	10,000	462,700
	NetBank, Inc.	18,773	85,980
	NewAlliance Bancshares, Inc.	61,400	1,003,890
*	Ocwen Financial Corp.	22,200	334,110
#	Odyssey Re Holdings Corp.	40,320	1,422,086
	Ohio Casualty Corp.	36,889	1,077,528
	Partners Trust Financial Group, Inc.	22,700	257,645
*	Pico Holdings, Inc.	6,400	203,264
*	Piper Jaffray Companies, Inc.	6,200	403,434
*	PMA Capital Corp. Class A	14,834	131,578
	Presidential Life Corp.	13,605	304,616
*	ProAssurance Corp.	6,200	317,626
	Provident Financial Services, Inc.	34,300	623,917
	Provident New York Bancorp	19,800	301,356
	Reinsurance Group of America, Inc.	19,900	1,097,883
	Resource America, Inc.	255	6,717
	RLI Corp.	11,400	630,534
*	SCPIE Holdings, Inc.	3,900	102,765
	Selective Insurance Group, Inc.	19,400	1,077,088
	Sky Financial Group, Inc.	49,642	1,228,639
	South Financial Group, Inc.	37,300	969,427
	StanCorp Financial Group, Inc.	26,000	1,180,660
	State Auto Financial Corp.	20,205	674,039
	Stewart Information Services Corp.	10,300	402,318
	Susquehanna Bancshares, Inc.	25,900	716,394
	SWS Group, Inc.	1,100	35,607
	The Phoenix Companies, Inc.	44,900	725,135
	TierOne Corp.	9,048	282,207
* #	Trenwick Group, Ltd.	38,857	37
*	Triad Guaranty, Inc.	6,800	365,840
	UMB Financial Corp.	20,106	739,499
	Umpqua Holdings Corp.	29,015	871,030
	United Community Financial Corp.	14,500	180,815
	United Fire & Casualty Co.	11,638	410,821
*	Universal American Financial Corp.	23,400	438,750

5

		Shares	Value†
	Washington Federal, Inc.	43,464	$1,010,103
	Webster Financial Corp.	28,400	1,356,668
	Wesbanco, Inc.	10,037	327,608
	Wesco Financial Corp.	2,775	1,332,000
	Wintrust Financial Corp.	12,900	614,298
Total Financials			49,499,428

Health Care — (3.9%)
*	Albany Molecular Research, Inc.	9,602	106,582
	Alpharma, Inc. Class A	25,800	565,020
	Analogic Corp.	4,865	257,358
*	Applera Corp. - Celera Genomics Group	600	8,610
	Bausch & Lomb, Inc.	26,800	1,297,656
	Cambrex Corp.	4,700	103,729
*	Conmed Corp.	16,775	371,231
#	Cooper Companies, Inc.	22,300	1,203,531
*	Cross Country Healthcare, Inc.	21,202	420,860
*	CuraGen Corp.	4,066	17,809
	Datascope Corp.	5,800	196,504
*	Genesis HealthCare Corp.	11,904	551,155
*	Greatbatch, Inc.	9,300	241,893
*	Hanger Orthopedic Group, Inc.	6,900	48,300
*	Kindred Healthcare, Inc.	22,800	586,416
*	Maxygen, Inc.	3,900	34,710
*	MedCath Corp.	2,200	56,936
	PerkinElmer, Inc.	62,800	1,360,876
*	Res-Care, Inc.	7,600	139,764
*	Sequenom, Inc.	4,033	21,496
*	Sunrise Senior Living, Inc.	4,884	155,800
*	Viasys Healthcare, Inc.	12,900	363,909
*	Watson Pharmaceuticals, Inc.	51,100	1,311,737
Total Health Care			9,421,882

Industrials — (14.1%)
	Adesa, Inc.	31,500	832,230
* #	AGCO Corp.	36,200	1,130,526
*	Alaska Air Group, Inc.	19,900	818,487
	Albany International Corp. Class A	10,300	321,360
	Alexander & Baldwin, Inc.	29,156	1,287,237
	Ameron International Corp.	188	14,139
	Applied Industrial Technologies, Inc.	20,925	595,525
	Arkansas Best Corp.	11,547	437,631
	Barnes Group, Inc.	700	14,665
	Belden CDT, Inc.	20,100	800,181
	Bowne & Co., Inc.	15,730	248,849
#	C&D Technologies, Inc.	11,800	45,666
*	CBIZ, Inc.	9,900	69,300
	CDI Corp.	4,400	114,532
	Central Parking Corp.	17,100	312,246
	CIRCOR International, Inc.	5,950	218,662
	Comfort Systems USA, Inc.	350	4,721
*	Consolidated Freightways Corp.	100	0
*	Consolidated Graphics, Inc.	2,500	146,250
*	Covenant Transport, Inc. Class A	4,900	59,437
	Cubic Corp.	10,700	237,540

6

		Shares	Value†
	Curtiss-Wright Corp.	1,300	$46,215
*	Dollar Thrifty Automotive Group, Inc.	12,700	540,639
*	Electro Rent Corp.	6,376	95,959
	ElkCorp	6,100	219,295
*	EMCOR Group, Inc.	400	23,868
*	EnerSys	20,900	348,612
	Ennis, Inc.	10,200	232,662
*	EnPro Industries, Inc.	10,600	369,728
*	Esterline Technologies Corp.	14,700	572,418
	Federal Signal Corp.	9,400	152,468
* #	Frontier Airlines Holdings, Inc.	3,600	29,520
	G & K Services, Inc. Class A	12,756	505,010
#	GATX Corp.	30,800	1,422,344
	IKON Office Solutions, Inc.	66,600	1,076,922
*	Insituform Technologies, Inc. Class A	259	6,661
*	Integrated Electrical Services, Inc.	1,047	16,438
	Interpool, Inc.	16,450	388,385
*	K&F Industries Holdings, Inc.	6,700	139,561
	Kaman Corp. Class A	12,000	277,440
*	Kansas City Southern	47,400	1,282,170
	Kelly Services, Inc. Class A	19,500	568,230
	Kennametal, Inc.	19,300	1,178,844
	Laidlaw International, Inc.	41,100	1,193,955
*	M&F Worldwide Corp.	7,100	116,511
*	Magnetek, Inc.	8,700	47,676
*	Milacron, Inc.	19,167	14,184
	NACCO Industries, Inc. Class A	3,100	462,365
* #	Northwest Airlines Corp.	31,900	107,503
*	Orbital Sciences Corp.	19,200	347,904
*	PHH Corp.	29,500	849,010
*	PRG-Schultz International, Inc.	2,751	21,595
*	RailAmerica, Inc.	17,600	280,720
	Regal-Beloit Corp.	15,300	782,289
*	Republic Airways Holdings, Inc.	20,900	360,943
*	Saia, Inc.	5,410	134,114
*	School Specialty, Inc.	9,800	363,090
*	Sequa Corp. Class A	2,800	318,780
*	Sequa Corp. Class B	1,300	148,200
*	Shaw Group, Inc.	45,700	1,365,973
	Skywest, Inc.	31,895	805,030
	Smith (A.O.) Corp.	4,600	164,634
*	Spherion Corp.	28,700	206,640
	Starrett (L.S.) Co. Class A	2,000	31,220
	Steelcase, Inc. Class A	1,100	19,470
*	Swift Transportation Co., Inc.	36,600	1,038,342
	Tecumseh Products Co. Class A	6,200	100,502
*	Tecumseh Products Co. Class B	2,200	34,980
*	Timco Aviation Services, Inc.	45	176
	Timken Co.	46,500	1,382,910
#	Titan International, Inc.	3,900	74,139
	Tredegar Industries, Inc.	19,300	383,877
	Trinity Industries, Inc.	11,600	438,480
	Triumph Group, Inc.	7,400	392,644
*	United Rentals, Inc.	10,300	258,118
*	United Stationers, Inc.	3,200	148,416

7

		Shares	Value†
*	URS Corp.	26,000	$1,148,160
	Viad Corp.	9,900	389,169
*	Volt Information Sciences, Inc.	2,500	116,650
	Watts Water Technologies, Inc.	10,100	420,463
	Werner Enterprises, Inc.	39,700	740,405
*	Wolverine Tube, Inc.	4,800	5,424
*	YRC Worldwide, Inc.	34,517	1,337,534
Total Industrials			33,754,768

Information Technology — (12.7%)
*	3Com Corp.	251,161	1,052,365
*	Actel Corp.	3,500	65,310
*	Adaptec, Inc.	58,399	254,620
*	Aeroflex, Inc.	29,900	360,594
*	Agile Software Corp.	24,742	166,019
	Agilysys, Inc.	13,393	205,181
*	Alliance Semiconductor Corp.	6,850	25,619
*	Andrew Corp.	79,656	794,170
*	Applied Micro Circuits Corp.	196,853	688,986
*	Ariba, Inc.	27,181	205,488
	AVX Corp.	1,400	21,756
*	Axcelis Technologies, Inc.	47,900	306,081
* #	BearingPoint, Inc.	100,744	844,235
*	Benchmark Electronics, Inc.	32,300	784,567
*	BISYS Group, Inc.	13,100	157,069
	Black Box Corp.	8,800	376,816
*	Borland Software Corp.	30,200	159,758
*	Brooks Automation, Inc.	40,600	567,182
*	Ciber, Inc.	29,100	201,954
*	Ciena Corp.	20,414	513,208
*	Coherent, Inc.	18,722	604,908
*	Conexant Systems, Inc.	34,491	75,190
*	Convergys Corp.	15,500	373,860
*	Credence Systems Corp.	45,885	176,198
	CTS Corp.	17,100	261,288
*	Edgewater Technology, Inc.	4,472	29,739
*	Electro Scientific Industries, Inc.	13,600	269,960
*	Electroglas, Inc.	6,000	17,520
*	Electronics for Imaging, Inc.	17,062	418,019
*	Entegris, Inc.	53,400	569,244
*	Exar Corp.	19,402	263,285
*	FSI International, Inc.	2,100	11,781
*	Genesis Microchip, Inc.	10,000	100,000
*	Gerber Scientific, Inc.	300	4,152
*	Glenayre Technologies, Inc.	4,496	10,880
*	Global Imaging Systems, Inc.	21,300	453,903
*	Hutchinson Technology, Inc.	13,500	321,705
	Imation Corp.	17,200	796,532
*	InFocus Corp.	18,500	46,620
*	InfoSpace, Inc.	11,900	233,835
*	Ingram Micro, Inc.	31,900	650,122
*	Insight Enterprises, Inc.	28,981	582,518
*	International Rectifier Corp.	21,500	860,000
*	Interwoven, Inc.	17,100	242,307
*	Iomega Corp.	24,000	92,160

8

		Shares	Value†
*	JDA Software Group, Inc.	13,552	$193,794
*	Keane, Inc.	29,500	365,800
*	Kemet Corp.	40,200	295,470
*	Lattice Semiconductor Corp.	57,200	388,388
*	Lawson Software, Inc.	93,700	697,128
	Maximus, Inc.	8,600	251,636
*	McDATA Corp. Class A	35,300	221,331
*	MedQuist, Inc.	20,700	271,170
	Methode Electronics, Inc.	900	10,089
*	MKS Instruments, Inc.	33,746	702,254
*	MPS Group, Inc.	51,800	776,482
*	MSC.Software Corp.	4,200	63,168
*	NetRatings, Inc.	1,700	31,110
*	Newport Corp.	20,088	436,512
*	Novell, Inc.	33,850	212,578
*	Oplink Communications, Inc.	8,857	176,697
* #	Palm, Inc.	30,900	432,909
*	Paxar Corp.	20,200	431,270
*	Photronics, Inc.	16,600	261,782
*	Powerwave Technologies, Inc.	9,835	63,042
*	Quantum Corp.	74,900	176,764
*	RealNetworks, Inc.	23,100	265,650
	REMEC, Inc.	3,255	3,581
*	Rudolph Technologies, Inc.	11,500	184,345
	Sabre Holdings Corp.	6,700	183,781
*	Safeguard Scientifics, Inc.	66,500	164,255
*	SafeNet, Inc.	13,800	321,264
*	Sanmina-SCI Corp.	212,586	786,568
*	Silicon Storage Technology, Inc.	38,500	177,485
*	Skyworks Solutions, Inc.	71,800	521,268
*	SonicWALL, Inc.	25,700	258,285
*	Standard Microsystems Corp.	10,700	341,009
*	Sycamore Networks, Inc.	207,882	775,400
*	SYNNEX Corp.	12,900	292,959
*	Tech Data Corp.	27,400	1,145,868
	Technitrol, Inc.	339	9,316
*	TIBCO Software, Inc.	36,966	344,153
*	Triquint Semiconductor, Inc.	67,251	338,945
*	Unisys Corp.	137,200	989,212
*	Vignette Corp.	14,730	247,906
*	Vishay Intertechnology, Inc.	84,700	1,109,570
* #	Vitesse Semiconductor, Inc.	21,800	24,634
*	Web.com, Inc.	180	691
*	Zoran Corp.	14,662	218,610
Total Information Technology			30,380,833

Materials — (6.9%)
	Arch Chemicals, Inc.	8,750	287,875
#	Bowater, Inc.	26,000	566,800
*	Buckeye Technologies, Inc.	17,500	205,450
#	Calgon Carbon Corp.	9,100	53,235
*	Caraustar Industries, Inc.	13,400	105,190
	Chaparral Steel Co.	8,050	374,325
	Chemtura Corp.	112,738	1,091,304
	Chesapeake Corp.	9,200	149,776

9

		Shares	Value†
#	Cytec Industries, Inc.	22,600	$1,205,258
	Ferro Corp.	21,000	438,060
	Georgia Gulf Corp.	11,600	236,292
	Gibraltar Industries, Inc.	14,850	325,364
	Glatfelter (P.H.) Co.	20,400	302,328
*	Graphic Packaging Corp.	77,700	329,448
*	Headwaters, Inc.	1,800	43,056
	Louisiana-Pacific Corp.	12,900	272,190
	Lubrizol Corp.	36,100	1,708,974
*	Maxxam, Inc.	2,600	69,290
	Metal Management, Inc.	8,100	296,865
	Minerals Technologies, Inc.	13,300	755,972
	Myers Industries, Inc.	8,510	137,522
#	NL Industries, Inc.	6,500	72,085
*	OM Group, Inc.	1,000	47,050
*	PolyOne Corp.	40,600	311,808
	Pope & Talbot, Inc.	1,900	9,519
	Quanex Corp.	11,400	423,054
	Reliance Steel & Aluminum Co.	80	3,079
	Rock-Tenn Co. Class A	16,700	420,840
	Ryerson, Inc.	11,718	260,843
	Schnitzer Steel Industries, Inc. Class A	11,200	457,184
	Schulman (A.), Inc.	20,955	477,564
	Schweitzer-Maudoit International, Inc.	6,900	171,051
	Sensient Technologies Corp.	23,200	552,856
	Spartech Corp.	16,000	478,720
#	Steel Dynamics, Inc.	11,400	370,728
	Stepan Co.	3,500	106,120
*	Terra Industries, Inc.	38,100	394,335
	Valhi, Inc.	28,543	762,384
	Wausau Paper Corp.	24,000	359,040
	Wellman, Inc.	12,500	44,000
#	Westlake Chemical Corp.	32,600	1,067,650
#	Worthington Industries, Inc.	44,200	817,700
Total Materials			16,562,184

Real Estate Investment Trusts — (0.2%)
	Potlatch Corp.	10,378	432,659

Telecommunication Services — (0.6%)
*	Cincinnati Bell, Inc.	85,400	386,008
*	IDT Corp.	8,600	115,756
*	IDT Corp. Class B	35,300	457,841
*	Leap Wireless International, Inc.	700	39,725
*	Premiere Global Services, Inc.	4,997	40,726
	Price Communications Corp.	21,600	413,640
	SureWest Communications	200	4,952
Total Telecommunication Services			1,458,648

Utilities — (0.8%)
*	Dynegy, Inc.	129,400	878,626
	New Jersey Resources Corp.	11,300	584,775
	South Jersey Industries, Inc.	14,200	473,570
Total Utilities			1,936,971

10

	Shares	Value†
TOTAL COMMON STOCKS		$211,537,446

RIGHTS/WARRANTS — (0.0%)
* Imperial Credit Industries, Inc. Warrants 01/31/08	511	0

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (11.6%)

@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $19,713,592 FHLMC 5.000%, 09/01/35 & FNMA 4.916%(r), 05/01/35 & 6.752%(r), 10/01/36, valued at $18,553,973) to be repurchased at $18,016,218	$18,014	18,013,566

@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $2,210,000 FHLB Bonds 4.000%, 04/25/07, valued at $2,207,544) to be repurchased at $2,132,835	2,133	2,132,521

Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $8,137,000 FNMA 5.50%, 05/01/36, valued at $7,734,370) to be repurchased at $7,621,099	7,620	7,620,000

TOTAL TEMPORARY CASH INVESTMENTS		27,766,087

TOTAL INVESTMENTS — (100.0%)
(Cost $216,304,844)		$239,303,533

See accompanying Notes to Financial Statements.

11

THE U.S. SMALL CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (89.2%)
Consumer Discretionary — (18.9%)
*	4Kids Entertainment, Inc.	415,041	$7,441,685
*	99 Cents Only Stores	1,992,500	22,017,125
* #	A.C. Moore Arts & Crafts, Inc.	317,685	6,769,867
*	Acme Communications, Inc.	471,611	2,490,106
*	Advanced Marketing Services, Inc.	214,900	623,210
*	Aftermarket Technology Corp.	46,854	909,905
*	All American Semiconductor, Inc.	69,473	221,619
*	Alloy, Inc.	396,695	4,796,043
	Ambassadors International, Inc.	160,757	6,502,621
#	American Axle & Manufacturing Holdings, Inc.	1,780,700	32,586,810
*	American Biltrite, Inc.	56,400	567,384
	American Greetings Corp. Class A	1,875,200	44,648,512
* #	America’s Car-Mart, Inc.	38,899	439,948
*	AMS Health Sciences, Inc.	11,000	5,830
*	Applica, Inc.	800,900	4,517,076
*	Arlington Hospitality, Inc.	24,100	78
#	ArvinMeritor, Inc.	2,117,200	36,648,732
	Asbury Automotive Group, Inc.	966,002	22,739,687
*	Ashworth, Inc.	436,489	3,055,423
*	Audiovox Corp. Class A	667,217	9,240,955
* #	Avatar Holdings, Inc.	115,651	8,252,855
*	Aztar Corp.	261,400	14,097,302
*	Ballantyne of Omaha, Inc.	59,400	272,646
* #	Bally Total Fitness Holding Corp.	1,327,900	3,133,844
#	Bandag, Inc.	301,219	13,307,855
	Bandag, Inc. Class A	110,900	4,136,570
*	Barry (R.G.) Corp.	140,044	1,008,317
	Bassett Furniture Industries, Inc.	387,775	6,863,617
	Beasley Broadcast Group, Inc.	91,485	650,458
* #	Big Lots, Inc.	2,468,510	55,072,458
*	Birks & Mayors, Inc.	25,319	184,322
	Blair Corp.	91,711	2,801,771
#	Blockbuster, Inc. Class A	2,919,774	15,358,011
*	Blockbuster, Inc. Class B	932,200	4,567,780
*	Bluegreen Corp.	1,017,898	13,853,592
	Bob Evans Farms, Inc.	1,221,132	41,481,854
*	Bombay Co., Inc.	1,202,540	1,683,556
#	Bon-Ton Stores, Inc.	313,069	11,705,650
	Books-A-Million, Inc.	86,728	1,819,553
#	Borders Group, Inc.	1,137,857	26,056,925
	Bowl America, Inc. Class A	32,422	486,330
*	Boyds Collection, Ltd. - Old	5,017	2,759
	Brown Shoe Company, Inc.	19,250	913,220
*	Buca, Inc.	612,329	2,755,480

1

		Shares	Value†
*	California Coastal Communities, Inc.	260,792	$5,395,786
	Callaway Golf Co.	1,031,700	15,238,209
#	Carmike Cinemas, Inc.	179,801	3,543,878
*	Carriage Services, Inc.	539,500	2,773,030
*	Catalina Lighting, Inc.	21,640	168,792
*	Cavalier Homes, Inc.	359,640	1,168,830
*	Championship Auto Racing Teams, Inc.	4,800	0
*	Champps Entertainment, Inc.	412,729	2,682,738
* #	Charming Shoppes, Inc.	3,127,461	42,314,547
* #	Charter Communications, Inc.	114,800	338,660
*	Chromcraft Revington, Inc.	14,010	115,302
	Churchill Downs, Inc.	18,236	729,075
	Citadel Broadcasting Co.	1,614,924	15,357,927
#	Coachmen Industries, Inc.	537,400	5,889,904
	Coast Distribution System, Inc.	130,900	1,041,964
	Cobra Electronics Corp.	94,270	964,382
	Collectors Universe, Inc.	113,971	1,499,858
* #	Comstock Homebuilding Companies, Inc.	112,650	573,388
*	Concord Camera Corp.	156,560	704,520
*	Congoleum Corp. Class A	95,600	160,608
#	Cooper Tire & Rubber Co.	1,979,900	26,194,077
* #	Cost Plus, Inc.	147,253	1,585,915
*	Cost-U-Less, Inc.	30,541	255,017
*	Cox Radio, Inc.	1,086,000	17,267,400
	CSS Industries, Inc.	279,850	8,636,171
*	Culp, Inc.	360,918	1,779,326
* #	Cumulus Media, Inc. Class A	1,679,642	17,048,366
	Cutter & Buck, Inc.	334,442	3,371,175
*	Cybex International, Inc.	94,117	609,878
	Decorator Industries, Inc.	24,832	211,693
*	dELiA*s, Inc.	206,215	1,911,613
	Delta Apparel, Inc.	227,910	4,065,914
*	Delta Woodside Industries, Inc.	100,600	1,056
*	Diedrich Coffee, Inc.	5,463	19,011
*	Dixie Group, Inc.	360,899	5,020,105
* #	Dominion Homes, Inc.	222,966	1,299,892
*	Dorman Products, Inc.	354,362	3,658,788
	Dover Motorsports, Inc.	524,700	2,775,663
*	drugstore.com, Inc.	208,094	701,277
*	Duckwall-ALCO Stores, Inc.	113,400	4,514,454
* #	Dura Automotive Systems, Inc.	616,374	246,550
*	ELXSI Corp.	27,500	64,625
*	EMAK Worldwide, Inc.	50	305
*	Emerson Radio Corp.	169,012	545,909
	Emmis Communications Corp. Class A	426,314	3,602,353
*	Enesco Group, Inc.	456,300	123,201
	Entercom Communications Corp.	982,203	26,470,371
*	Entravision Communications Corp.	2,213,898	15,851,510
* #	Escala Group, Inc.	282,950	1,355,330
*	Factory Card & Party Outlet Corp.	7,906	58,939
*	Fairchild Corp. Class A	686,629	1,579,247
#	Fedders Corp.	46,766	57,055
	Federal Screw Works	3,125	44,922
* #	Federal-Mogul Corp.	823,500	337,635
	Finish Line, Inc. Class A	205,686	2,867,263

2

		Shares	Value†
*	Finlay Enterprises, Inc.	216,900	$1,752,552
	Flanigan’s Enterprises, Inc.	56	642
	Flexsteel Industries, Inc.	106,538	1,342,379
*	Footstar, Inc.	501,800	3,060,980
*	Franklin Covey Co.	330,645	1,934,273
*	Franklin Electronic Publishers, Inc.	116,600	227,370
#	Fred’s, Inc.	1,199,189	14,138,438
	Frisch’s Restaurants, Inc.	6,020	158,266
#	Furniture Brands International, Inc.	1,913,836	32,956,256
*	GameTech International, Inc.	50,675	542,729
* #	Gander Mountain Co.	154,541	1,234,783
*	Gaylord Entertainment Co.	1,121,885	54,860,176
*	G-III Apparel Group, Ltd.	94,901	1,436,801
*	Gottschalks, Inc.	267,312	2,996,568
	Gray Television, Inc.	1,489,550	9,354,374
	Gray Television, Inc. Class A	40,050	291,163
*	Great Wolf Resorts, Inc.	141,400	1,824,060
#	Group 1 Automotive, Inc.	787,100	40,134,229
*	Hampshire Group, Ltd.	38,100	632,460
#	Hancock Fabrics, Inc.	533,200	1,700,908
	Handleman Co.	723,777	5,710,601
*	Harolds Stores, Inc.	2,000	1,000
*	Harris Interactive, Inc.	1,764,056	8,449,828
*	Hartmarx Corp.	998,300	6,568,814
*	Hastings Entertainment, Inc.	363,770	2,637,332
	Haverty Furniture Co., Inc.	589,100	8,212,054
*	Hayes Lemmerz International, Inc.	469,175	1,102,561
*	Hollywood Media Corp.	278,700	1,164,966
	ILX Resorts, Inc.	84,634	820,950
*	Image Entertainment, Inc.	48,350	169,225
*	Interface, Inc. Class A	21,261	315,938
*	International Textile Group, Inc.	1,155	15,823
*	Interstate Hotels & Resorts, Inc.	709,625	5,527,979
*	ION Media Networks, Inc.	455,700	309,876
	J. Alexander’s Corp.	122,100	1,062,270
*	Jaclyn, Inc.	27,400	280,850
*	Jakks Pacific, Inc.	895,220	19,560,557
* #	Jo-Ann Stores, Inc.	777,400	15,338,102
*	Johnson Outdoors, Inc.	177,149	3,224,112
	Journal Communications, Inc. Class A	40,300	477,152
*	K2, Inc.	1,649,110	22,295,967
#	Kellwood Co.	974,517	30,453,656
	Kimball International, Inc. Class B	762,052	18,281,627
*	Kirkland’s, Inc.	13,100	60,391
*	LaCrosse Footwear, Inc.	39,063	500,397
*	Lakeland Industries, Inc.	40,877	570,234
* #	Lakes Entertainment, Inc.	249,859	2,373,660
	Landry’s Restaurants, Inc.	914,335	25,829,964
*	Lazare Kaplan International, Inc.	147,900	1,249,755
#	La-Z-Boy, Inc.	1,895,397	22,327,777
#	Lear Corp.	1,216,773	37,659,124
*	Lenox Group, Inc.	428,700	2,615,070
#	Levitt Corp. Class A	340,400	4,241,384
#	Libbey, Inc.	356,597	4,161,487
*	Lin TV Corp.	831,550	7,525,527

3

		Shares	Value†
	Lithia Motors, Inc. Class A	523,675	$13,542,235
*	Lodgenet Entertainment Corp.	26,000	614,900
*	Lodgian, Inc.	730,047	10,476,174
	Lone Star Steakhouse & Saloon, Inc.	670,176	18,456,647
*	Luby’s, Inc.	52,700	579,700
#	M/I Homes, Inc.	466,751	17,400,477
*	Mace Security International, Inc.	140,141	337,740
* #	Magna Entertainment Corp.	155,700	689,751
*	MarineMax, Inc.	165,200	4,437,272
	McRae Industries, Inc. Class A	30,653	372,434
*	Meade Instruments Corp.	663,220	1,372,865
	Media General, Inc. Class A	252,000	9,311,400
*	Merisel, Inc.	3,600	14,400
	Modine Manufacturing Co.	866,027	21,304,264
	Monaco Coach Corp.	1,011,500	13,058,465
	Movado Group, Inc.	492,000	12,304,920
#	Movie Gallery, Inc.	63,013	178,957
* #	Multimedia Games, Inc.	674,933	6,317,373
	National Presto Industries, Inc.	147,551	9,075,862
*	National RV Holdings, Inc.	283,350	963,390
*	Nature Vision, Inc.	2,100	12,663
*	Nitches, Inc.	12,141	73,939
*	Nobel Learning Communities, Inc.	81,118	846,872
*	Odd Job Stores, Inc.	175,300	19,283
#	Orleans Homebuilders, Inc.	49,800	712,638
*	O’Charleys, Inc.	748,117	15,037,152
*	P & F Industries, Inc. Class A	210	2,182
* #	Palm Harbor Homes, Inc.	211,530	2,902,192
*	Payless ShoeSource, Inc.	1,251,600	39,037,404
*	PC Mall, Inc.	265,074	2,496,997
*	Perry Ellis International, Inc.	334,544	12,695,945
*	Phoenix Footwear Group, Inc.	200,224	836,936
	Pier 1 Imports, Inc.	315,000	2,094,750
*	Point.360	13,200	22,572
*	Pomeroy IT Solutions, Inc.	410,104	3,034,770
*	Proliance International, Inc.	362,942	1,353,774
*	ProQuest Co.	29,200	404,420
*	QEP Co., Inc.	31,332	205,851
* #	Quaker Fabric Corp.	552,928	508,694
* #	Quantum Fuel Systems Technologies Worldwide, Inc.	686,483	1,208,210
*	Radio One, Inc. Class D	778,445	5,052,108
*	RC2 Corp.	542,313	23,248,958
*	RCN Corp.	1,038,158	31,207,029
* #	Reading International, Inc. Class A	210,199	1,753,060
*	Reading International, Inc. Class B	14,460	119,295
*	Red Lion Hotels Corp.	442,400	5,441,520
*	Regent Communications, Inc.	1,362,067	4,249,649
*	Rex Stores Corp.	345,550	5,805,240
*	Riviera Holdings Corp.	16,500	372,075
*	Rockford Corp.	252,100	428,570
*	Rocky Brands, Inc.	60,968	860,258
	Russ Berrie & Co., Inc.	333,838	5,358,100
	S&K Famous Brands, Inc.	77,400	1,006,200
*	Saga Communications, Inc. Class A	200,000	1,786,000

4

		Shares	Value†
* #	Salton, Inc.	417,200	$1,172,332
*	Schieb (Earl), Inc.	74,400	264,120
*	Scholastic Corp.	1,287,393	42,895,935
* #	Sharper Image Corp.	418,841	4,058,569
*	Shiloh Industries, Inc.	390,146	6,499,832
*	Shoe Carnival, Inc.	424,314	11,439,505
*	Silverleaf Resorts, Inc.	30,400	122,816
	Sinclair Broadcast Group, Inc. Class A	1,324,074	13,174,536
* #	Six Flags, Inc.	3,312,300	17,919,543
	Skyline Corp.	177,500	7,435,475
*	Smith & Wollensky Restaurant Group, Inc.	165,363	813,586
#	Sonic Automotive, Inc.	1,228,493	35,061,190
* #	Source Interlink Companies, Inc.	1,575,906	14,057,082
*	Spanish Broadcasting System, Inc.	615,506	2,603,590
*	SPAR Group, Inc.	4,600	5,980
*	Sport Chalet, Inc. Class A	111,489	1,064,720
*	Sport Chalet, Inc. Class B	11,475	110,160
	Sport-Haley, Inc.	62,300	287,203
	Stage Stores, Inc.	804,738	26,588,544
	Standard Motor Products, Inc.	673,350	9,278,763
	Star Buffet, Inc.	7,100	62,764
*	Steinway Musical Instruments, Inc.	257,800	7,527,760
	Stewart Enterprises, Inc.	3,455,054	22,112,346
*	Stoneridge, Inc.	657,700	4,761,748
*	Strattec Security Corp.	4,001	173,563
	Stride Rite Corp.	1,127,600	17,624,388
	Sturm Ruger & Co., Inc.	62,221	649,587
*	Sunterra Corp.	445,309	4,631,214
#	Superior Industries International, Inc.	957,900	18,899,367
	Superior Uniform Group, Inc.	138,700	1,837,775
*	Syms Corp.	340,300	6,251,311
* #	Syntax-Brillian Corp.	177,642	1,486,864
* #	Systemax, Inc.	728,701	9,844,751
*	Tag-It Pacific, Inc.	53,200	57,988
	Tandy Brand Accessories, Inc.	148,838	1,775,637
*	Tarrant Apparel Group	282,800	381,780
#	Technical Olympic USA, Inc.	24,800	231,136
*	The Hallwood Group, Inc.	100	9,249
	The Marcus Corp.	658,520	16,759,334
	The Pep Boys - Manny, Moe & Jack	1,959,000	26,446,500
*	The Rowe Companies	9,300	2,232
*	The Sands Regent	15,292	226,475
*	The Sports Club Co., Inc.	114,000	182,400
*	The Steak n Shake Co.	129,668	2,232,883
	Traffix, Inc.	320,190	1,684,199
*	Trans World Entertainment Corp.	1,051,874	7,131,706
*	Triple Crown Media, Inc.	153,303	1,057,791
* #	Trump Entertainment Resorts, Inc.	148,928	3,175,145
* #	Tweeter Home Entertainment Group, Inc.	724,272	1,832,408
*	Unapix Entertainment, Inc.	1,700	9
*	Unifi, Inc.	1,660,466	3,603,211
	Unifirst Corp.	257,100	10,669,650
	United Auto Group, Inc.	2,649,500	62,183,765
*	Virco Manufacturing Corp.	58,586	350,344
	Visteon Corp.	3,041,465	24,453,379

5

		Shares	Value†
*	Warnaco Group, Inc.	1,502,574	$38,946,718
* #	WCI Communities, Inc.	1,230,000	22,853,400
	Wellco Enterprises, Inc.	7,300	83,585
* #	Wells-Gardner Electronics Corp.	87,313	320,439
*	West Marine, Inc.	665,192	11,507,822
*	Western Metals Corp.	97,300	23,352
*	Wilsons The Leather Experts, Inc.	686,351	1,564,880
*	Zale Corp.	511,773	15,747,255
Total Consumer Discretionary			1,980,374,285

Consumer Staples — (3.3%)
*	Alliance One International, Inc.	2,923,207	18,942,381
#	American Italian Pasta Co.	598,100	5,041,983
*	Bridgford Foods Corp.	700	4,641
	Cal-Maine Foods, Inc.	599,933	4,967,445
*	Carrington Laboratories, Inc.	113,500	469,890
	Casey’s General Stores, Inc.	430,817	10,723,035
* #	Central Garden & Pet Co.	309,020	16,130,844
#	Chiquita Brands International, Inc.	1,362,073	19,477,644
	Farmer Brothers Co.	10,436	219,260
	Golden Enterprises, Inc.	17,000	52,190
#	Great Atlantic & Pacific Tea Co., Inc.	793,850	20,878,255
*	Griffin Land & Nurseries, Inc. Class A	26,545	823,160
*	Hain Celestial Group, Inc.	1,363,050	40,946,022
*	Hines Horticulture, Inc.	6,400	8,640
#	Imperial Sugar Co. (New)	143,252	3,300,526
	Ingles Market, Inc. Class A	312,442	9,301,398
*	Katy Industries, Inc.	131,100	360,525
	Longs Drug Stores Corp.	729,400	29,971,046
*	Monterey Pasta Co.	479,902	2,053,981
#	Nash Finch Co.	426,829	11,289,627
*	Natrol, Inc.	122,500	254,800
*	Natural Alternatives International, Inc.	108,398	935,475
	Oil-Dri Corp. of America	58,250	1,045,587
*	Omega Protein Corp.	693,800	4,988,422
*	Performance Food Group Co.	1,179,735	31,923,629
	Pilgrim’s Pride Corp.	17,200	438,944
	Premium Standard Farms, Inc.	91,800	1,743,282
*	Prestige Brands Holdings, Inc.	20,400	244,392
*	PriceSmart, Inc.	566,228	9,756,108
*	Pyramid Breweries, Inc.	200,396	661,307
*	Redhook Ale Brewery, Inc.	176,119	880,595
	Ruddick Corp.	292	8,141
* #	San Filippo (John B.) & Son, Inc.	247,810	2,711,041
#	Sanderson Farms, Inc.	418,063	11,559,442
* #	Scheid Vineyards, Inc.	6,720	241,920
*	Schiff Nutrition International, Inc.	91,172	578,030
*	Scope Industries	8,100	599,400
	Seaboard Corp.	16,756	28,116,568
*	Seneca Foods Corp. Class B	10,400	280,904
*	Smart & Final Food, Inc.	403,761	7,291,924
*	Standard Management Corp.	131,500	5,917
	Stephan Co.	50,700	177,450
	Tasty Baking Co.	237,500	2,194,500
	The Topps Co., Inc.	707,226	6,209,444

6

		Shares	Value†
	Universal Corp.	849,711	$39,571,041
	Weis Markets, Inc.	75,200	3,039,584
*	Zapata Corp.	331,228	1,993,993
Total Consumer Staples			352,414,333

Energy — (5.3%)
* #	BPZ Energy, Inc.	4,188	17,171
*	Brigham Exploration Co.	104,961	903,714
*	Bristow Group, Inc.	808,100	28,744,117
*	Callon Petroleum Co.	647,700	10,447,401
*	Comstock Resources, Inc.	947,600	28,920,752
*	Edge Petroleum Corp.	72,441	1,437,954
* #	Encore Acquisition Co.	44,500	1,208,620
*	Giant Industries, Inc.	297,200	22,911,148
	Gulf Island Fabrication, Inc.	16,680	627,668
*	Gulfmark Offshore, Inc.	432,884	17,432,239
* #	Hanover Compressor Co.	3,444,124	68,021,449
*	Harvest Natural Resources, Inc.	1,014,597	10,399,619
* #	Hornbeck Offshore Services, Inc.	7,400	279,276
*	Houston Exploration Co.	325,042	18,241,357
*	Infinity, Inc.	5,254	19,702
*	Mariner Energy, Inc.	24,900	521,655
*	Meridian Resource Corp.	2,698,099	9,578,251
*	Newpark Resources, Inc.	63,982	393,489
*	Parker Drilling Co.	1,559,699	15,019,901
*	Petrohawk Energy Corp.	1,428,092	18,522,353
*	PHI, Inc. Non-Voting	55,871	1,891,792
*	Pioneer Drilling Co.	270,400	3,915,392
*	SEACOR Holdings, Inc.	630,733	59,396,127
*	Stone Energy Corp.	1,011,411	39,465,257
*	Swift Energy Corp.	844,805	43,177,984
*	T-3 Energy Services, Inc.	880	19,219
*	Torch Offshore, Inc.	4	0
*	Trico Marine Services, Inc.	456,790	16,604,316
*	Universal Compression Holdings, Inc.	1,121,884	70,622,598
	USEC, Inc.	3,116,702	38,834,107
* #	Whiting Petroleum Corp.	620,335	29,776,080
Total Energy			557,350,708

Financials — (17.2%)
	1st Independence Financial Group, Inc.	300	5,100
	1st Source Corp.	540,811	16,911,160
	21st Century Insurance Group	1,146,558	19,594,676
* #	Accredited Home Lenders Holding Co.	117,370	3,477,673
	Advanta Corp. Class A	266,806	11,123,142
	Advanta Corp. Class B Non-Voting	429,844	19,609,483
	Affirmative Insurance Holdings, Inc.	38,700	623,457
#	Alfa Corp.	273,588	5,302,135
#	Alliance Financial Corp.	4,900	150,430
	Ameriana Bancorp	30,595	420,069
	American Bancorp of New Jersey, Inc.	5,112	62,366
* #	American Business Financial Services, Inc.	5,324	106
#	American Equity Investment Life Holding Co.	1,749,191	22,739,483
*	American Independence Corp.	5,783	60,837
*	American Physicians Capital, Inc.	445,062	17,766,875

7

		Shares	Value†
	American Physicians Services Group, Inc.	35,800	$567,788
	American West Bancorporation	15,016	328,400
*	AmeriServe Financial, Inc.	459,916	2,271,985
*	Argonaut Group, Inc.	1,125,690	38,138,377
	ASB Financial Corp.	10,400	222,300
*	Atlantic American Corp.	43,938	125,223
	Baldwin & Lyons, Inc. Class B	313,025	8,373,419
*	Bancinsurance Corp.	76,470	462,643
	Bancorp Rhode Island, Inc.	884	38,233
*	Bancshares of Florida, Inc.	69,354	1,448,112
	BankAtlantic Bancorp, Inc. Class A	397,200	5,191,404
	BankUnited Financial Corp. Class A	1,165,460	29,719,230
	Banner Corp.	292,210	13,342,309
	Bar Harbor Bankshares	1,200	37,146
	Berkshire Bancorp, Inc.	1,566	25,346
	Berkshire Hills Bancorp, Inc.	276,188	9,315,821
	Beverly Hills Bancorp, Inc.	531,092	4,609,879
*	BFC Financial Corp.	38,429	255,553
*	BNCCORP, Inc.	26,500	344,500
*	BNS Holding, Inc. Class A	46,155	507,705
	Boston Private Financial Holdings, Inc.	252,220	6,847,773
#	Brookline Bancorp, Inc.	1,950,158	26,327,133
*	Brunswick Bancorp	1,000	13,420
*	CabelTel International Corp.	1,070	3,649
	Cadence Financial Corp.	14,110	298,426
	California First National Bancorp	97,000	1,358,000
	Camco Financial Corp.	32,416	416,546
	Capital Bank Corp.	5,766	99,752
*	Capital Crossing Bank	51,700	1,525,150
	Capital Southwest Corp.	24,882	3,217,740
	Carrollton Bancorp	1,201	21,498
*	Centennial Bank Holdings, Inc.	31,195	297,288
#	Center Bancorp, Inc.	46,173	738,768
	Central Bancorp, Inc.	2,301	75,128
	Central Pacific Financial Corp.	551,805	20,676,133
*	Centrue Financial Corp.	3,908	75,659
	CFS Bancorp, Inc.	371,985	5,323,105
	Chemical Financial Corp.	716,420	23,398,277
	Citizens First Bancorp, Inc.	248,340	7,261,462
	Citizens South Banking Corp.	7,354	93,763
* #	Citizens, Inc.	528,821	3,389,743
	Clark, Inc.	634,328	10,402,979
*	CNA Surety Corp.	773,095	15,430,976
	Commercial National Financial Corp.	400	8,136
#	Community Bank System, Inc.	955,700	22,975,028
	Community Banks, Inc.	73,575	2,017,426
	Community Bankshares, Inc.	1,000	16,550
	Community Capital Corp.	2,965	61,598
	Community Central Bank Corp.	55	660
	Community West Bancshares	3,277	51,613
* #	CompuCredit Corp.	323,700	12,190,542
* #	Consumer Portfolio Services, Inc.	26,291	180,356
	Cooperative Bankshares, Inc.	32,989	602,709
*	Cowlitz Bancorporation	700	11,686
*	Dearborn Bancorp, Inc.	117,221	2,483,913
	Delphi Financial Group, Inc. Class A	1,402,594	56,805,057
	Delta Financial Corp.	108,100	1,021,545

8

		Shares	Value†
	Dime Community Bancshares	29,491	$414,938
	Direct General Corp.	432,400	7,091,360
	Donegal Group, Inc. Class A	583,228	11,192,145
	Donegal Group, Inc. Class B	62,085	1,095,800
	EMC Insurance Group, Inc.	426,179	14,694,652
* #	Epoch Holding Corp.	107,000	891,310
	ESB Financial Corp.	9,500	102,885
	Exchange National Bancshares, Inc.	4,000	125,540
	FBL Financial Group, Inc. Class A	862,727	33,991,444
#	Federal Agriculture Mortgage Corporation Class C	265,400	6,924,286
	Fidelity Southern Corp.	14,003	260,456
	Financial Institutions, Inc.	123,242	2,876,468
*	Firebrand Financial Group, Inc.	82,900	3,523
	First Bancorp of Indiana, Inc.	1,200	21,480
	First Bancshares, Inc.	2,082	35,394
*	First Bank of Delaware	70,403	229,514
	First Community Bancorp	218,078	11,778,393
	First Defiance Financial Corp.	151,909	4,520,812
	First Federal Bancshares of Arkansas, Inc.	114,894	2,778,137
	First Federal Bankshares, Inc.	5,651	122,401
	First Federal of Northern Michigan Bancorp, Inc.	6,600	60,324
#	First Financial Corp.	225,006	7,627,703
	First Franklin Corp.	1,960	31,115
*	First Investors Financial Services Group, Inc.	119,100	868,239
	First Keystone Financial, Inc.	39,400	758,450
	First M&F Corp.	15,062	279,626
*	First Mariner Bancorp, Inc.	31,544	595,866
	First Merchants Corp.	569,931	15,200,060
	First Niagara Financial Group, Inc.	384,579	5,526,400
	First PacTrust Bancorp, Inc.	7,301	204,428
	First Place Financial Corp.	534,534	13,015,903
	First United Corp.	14,231	313,367
	First West Virginia Bancorp, Inc.	601	11,900
	Firstbank Corp.	42,499	990,652
*	FirstCity Financial Corp.	142,996	1,492,878
* #	FirstFed Financial Corp.	492,000	31,989,840
	Flag Financial Corp.	9,273	235,998
#	Flagstar Bancorp, Inc.	1,972,600	29,687,630
	FNB Corp. VA	17,722	692,930
	FNB Financial Services Corp.	28,259	423,602
	FNB United Corp.	20,928	373,146
*	FPIC Insurance Group, Inc.	349,473	13,542,079
*	Franklin Bank Corp.	749,607	14,707,289
*	Franklin Credit Management Corp.	54,600	313,950
	Gateway Financial Holdings, Inc.	3,789	55,092
	GB&T Bancshares, Inc.	449,748	9,853,979
	German American Bancorp, Inc.	54,778	788,803
	Great American Financial Resources, Inc.	305,500	6,772,935
*	Great Lakes Bancorp, Inc.	220,401	3,244,303
*	Greenville First Bancshares, Inc.	1,100	23,925
	Guaranty Federal Bancshares, Inc.	14,450	412,547
	Habersham Bancorp	2,407	59,453
	Harleysville Group, Inc.	946,585	33,660,563
#	Harleysville Savings Financial Corp.	6,636	118,121
	Harrington West Financial Group, Inc.	3,706	68,061

9

		Shares	Value†
	Hercules Technology Growth Capital, Inc.	167,118	$2,271,134
	HF Financial Corp.	74,506	1,295,659
	HMN Financial, Inc.	86,838	2,943,808
	Home Federal Bancorp	1,851	52,846
	HopFed Bancorp, Inc.	1,300	20,930
	Horace Mann Educators Corp.	1,718,508	34,748,232
	Independence Holding Co.	124,401	2,531,560
	Infinity Property & Casualty Corp.	727,612	32,851,682
	Integra Bank Corp.	16,106	448,552
	Investors Title Co.	24,502	1,268,469
#	Irwin Financial Corp.	934,342	20,583,554
	ITLA Capital Corp.	151,188	8,015,988
	Jefferson Bancshares, Inc.	4,910	64,444
*	KMG America Corp.	321,200	2,698,080
	KNBT Bancorp, Inc.	875,691	14,711,609
*	Knight Capital Group, Inc.	1,787,839	31,483,845
* #	LaBranche & Co., Inc.	1,331,740	14,382,792
	Lakeland Bancorp, Inc.	15,548	232,443
#	LandAmerica Financial Group, Inc.	632,212	38,634,475
	Leesport Financial Corp.	4,747	116,254
	Lincoln Bancorp	4,900	94,668
	LNB Bancorp, Inc.	11,599	195,675
	LSB Bancshares, Inc.	13,943	234,242
	LSB Corp.	5,812	94,213
	LSB Financial Corp.	2,310	56,479
	MAF Bancorp, Inc.	1,049,400	46,163,106
	MainSource Financial Group, Inc.	71,441	1,304,513
*	Marlin Business Services, Inc.	3,096	67,121
	MASSBANK Corp.	78,742	2,607,148
	MCG Capital Corp.	1,836,177	35,878,899
*	Meadowbrook Insurance Group, Inc.	849,264	8,280,324
	Medallion Financial Corp.	558,199	6,620,240
	Mercer Insurance Group, Inc.	209,618	4,236,380
	Merchants Group, Inc.	29,605	949,136
	Meta Financial Group, Inc.	32,800	885,272
	MFB Corp.	18,925	684,896
	MicroFinancial, Inc.	184,300	659,794
	Midland Co.	119,479	5,442,268
	MidWestOne Financial Group, Inc.	6,051	117,147
	MutualFirst Financial, Inc.	5,150	113,969
	National Security Group, Inc.	1,348	22,094
	National Western Life Insurance Co. Class A	23,900	5,460,194
*	Navigators Group, Inc.	532,912	24,657,838
	NetBank, Inc.	297,582	1,362,926
	New Hampshire Thrift Bancshares, Inc.	5,925	93,259
#	NewAlliance Bancshares, Inc.	29,900	488,865
*	Newtek Business Services, Inc.	134,657	272,007
*	NexCen Brands, Inc.	1,419,132	10,416,429
	North Central Bancshares, Inc.	39,300	1,563,157
	Northeast Bancorp	21,300	399,801
	Northrim BanCorp, Inc.	7,576	207,052
	Northway Financial, Inc.	1,300	43,452
	NYMAGIC, Inc.	178,316	6,057,395
	Oak Hill Financial, Inc.	18,394	526,804
* #	Ocwen Financial Corp.	1,324,330	19,931,166

10

		Shares	Value†
	Ohio Casualty Corp.	1,901,751	$55,550,147
#	Omega Financial Corp.	370,550	12,028,053
*	Pacific Premier Bancorp, Inc.	58,740	696,069
	Pamrapo Bancorp, Inc.	646	16,072
	Parkvale Financial Corp.	42,939	1,339,697
	Partners Trust Financial Group, Inc.	1,345,006	15,265,818
	PAULA Financial	89,200	206,052
*	Penn Treaty American Corp.	578,100	4,110,291
*	Pennsylvania Commerce Bancorp, Inc.	600	15,246
	Peoples Bancorp, Inc. IN	9,025	177,341
	Peoples Bancorp, Inc. OH	201,004	5,736,654
	Peoples Community Bancorp	4,509	77,194
*	Pico Holdings, Inc.	460,553	14,627,163
	Pinnacle Bancshares, Inc.	12,700	190,182
*	Piper Jaffray Companies, Inc.	565,361	36,788,040
*	PMA Capital Corp. Class A	1,055,117	9,358,888
	Pocahontas Bancorp, Inc.	76,875	1,226,156
	Premier Financial Bancorp, Inc.	10,404	147,737
	Presidential Life Corp.	966,437	21,638,524
*	ProAssurance Corp.	38,800	1,987,724
	ProCentury Corp.	219,791	3,888,103
	Provident Financial Holdings, Inc.	214,347	6,524,723
	Provident Financial Services, Inc.	2,082,760	37,885,404
	Provident New York Bancorp	838,421	12,760,768
*	PSB Bancorp, Inc.	43,600	706,756
	Rainier Pacific Financial Group, Inc.	93,646	1,801,749
	Renasant Corp.	139,952	4,269,936
*	Republic First Bancorp, Inc.	41,256	535,297
	Resource America, Inc.	204,829	5,395,196
	Riverview Bancorp, Inc.	227,806	3,521,881
	RLI Corp.	209,379	11,580,752
	Rome Bancorp, Inc.	107,271	1,391,305
*	RTW, Inc.	163,150	1,525,452
	Rurban Financial Corp.	1,000	10,770
*	SCPIE Holdings, Inc.	205,512	5,415,241
*	Seabright Insurance Holdings	151,800	2,421,210
	Selective Insurance Group, Inc.	950,202	52,755,215
	Shore Financial Corp.	3,840	57,216
	Simmons First National Corp. Class A	310,424	9,961,506
#	South Street Financial Corp.	2,402	22,098
*	Southcoast Financial Corp.	7,448	154,695
	Southern Community Financial Corp.	143,133	1,459,957
	State Auto Financial Corp.	86,411	2,882,671
	Stewart Information Services Corp.	607,500	23,728,950
*	Stratus Properties, Inc.	94,480	2,884,474
* #	Sun American Bancorp	900	4,887
*	Sun Bancorp, Inc.	586,024	11,790,803
	Susquehanna Bancshares, Inc.	1,635,053	45,225,566
	Sussex Bancorp	10,609	162,848
	SWS Group, Inc.	298,000	9,646,260
	Synergy Financial Group, Inc.	55,241	889,380
	TF Financial Corp.	41,150	1,295,402
	The Phoenix Companies, Inc.	3,130,300	50,554,345
	The Ziegler Companies, Inc.	8,100	214,650
	TierOne Corp.	56,139	1,750,975
	Timberland Bancorp, Inc.	117,024	4,339,250

11

		Shares	Value†
	Tower Financial Corp.	4,182	$76,949
* #	Trenwick Group, Ltd.	199,776	190
* #	Triad Guaranty, Inc.	476,428	25,631,826
	UMB Financial Corp.	1,311,662	48,242,928
	Umpqua Holdings Corp.	898,671	26,978,103
*	Unico American Corp.	146,700	1,628,370
*	United America Indemnity, Ltd.	258,776	6,492,690
*	United Capital Corp.	84,112	2,201,211
	United Community Financial Corp.	932,183	11,624,322
	United Fire & Casualty Co.	127,277	4,492,878
*	Universal American Financial Corp.	71,843	1,347,056
*	Vesta Insurance Group, Inc.	225,600	1,805
	Wainwright Bank & Trust Co.	4,323	47,250
	Washington Savings Bank, FSB	1,500	13,245
	Wayne Savings Bancshares, Inc.	2,601	38,378
	Wesbanco, Inc.	558,029	18,214,067
	Westbank Corp.	1,709	41,324
	Willow Financial Bancorp, Inc.	436,322	6,544,830
	Wilshire Enterprises, Inc.	104,603	495,818
	WVS Financial Corp.	2,200	36,740
* #	ZipRealty, Inc.	54,400	422,144
Total Financials			1,802,758,795

Health Care — (4.0%)
*	Accelrys, Inc.	751,205	4,552,302
*	Albany Molecular Research, Inc.	1,081,796	12,007,936
*	Allied Healthcare International, Inc.	700,685	1,471,438
*	Allied Healthcare Products, Inc.	133,370	678,853
	Alpharma, Inc. Class A	1,460,400	31,982,760
*	American Dental Partners, Inc.	122,800	2,176,016
	American Shared Hospital Services	47,967	294,997
*	AMICAS, Inc.	721,877	1,985,162
	Analogic Corp.	237,107	12,542,960
*	Applera Corp. - Celera Genomics Group	37,100	532,385
* #	Aradigm Corp.	580	696
*	Argonaut Technologies, Inc.	5,149	1,545
*	Arqule, Inc.	575,685	2,912,966
	Atrion Corp.	22,029	1,685,108
*	ATS Medical, Inc.	207,385	462,469
*	Avigen, Inc.	655,774	3,987,106
*	Bioanalytical Systems, Inc.	32,000	176,000
*	BioScrip, Inc.	1,158,415	3,799,601
*	Bradley Pharmaceuticals, Inc.	455,600	9,594,936
*	Bruker BioSciences Corp.	145,724	1,126,447
*	Caliper Life Sciences, Inc.	852,866	4,801,636
	Cambrex Corp.	703,383	15,523,663
*	Cantel Medical Corp.	357,500	4,990,700
*	Capital Senior Living Corp.	782,099	8,024,336
*	Cardiac Science Corp.	18,740	152,918
*	Cardiotech International, Inc.	40,991	84,032
*	Conmed Corp.	892,329	19,747,241
*	Corautus Genetics, Inc.	642	257
*	Criticare Systems, Inc.	86,900	269,390
*	Cross Country Healthcare, Inc.	1,059,532	21,031,710
* #	CuraGen Corp.	1,250,136	5,475,596
* #	Curative Health Services, Inc.	447,518	0
*	Curis, Inc.	20	31
* #	CytRx Corp.	86	142

12

		Shares	Value†
	Datascope Corp.	70,282	$2,381,154
*	Del Global Technologies Corp.	68,417	129,992
*	Dyax Corp.	210,082	668,061
* #	Emisphere Technologies, Inc.	74,132	402,537
*	Endologix, Inc.	76,280	279,185
*	Enzon Pharmaceuticals, Inc.	53,000	441,490
* #	Epicept Corp.	36,299	58,078
*	Gene Logic, Inc.	1,061,148	1,591,722
* #	Genesis HealthCare Corp.	632,925	29,304,427
*	Gentiva Health Services, Inc.	662,060	10,619,442
*	Greatbatch, Inc.	625,400	16,266,654
* #	GTC Biotherapeutics, Inc.	373,369	451,776
*	Hanger Orthopedic Group, Inc.	721,400	5,049,800
*	Harvard Bioscience, Inc.	520,349	2,388,402
*	HealthTronics, Inc.	637,765	4,285,781
*	HMS Holdings Corp.	12,450	172,432
	Hooper Holmes, Inc.	2,079,200	6,986,112
*	ImmunoGen, Inc.	282,538	1,551,134
*	Incyte Corp.	320,278	1,678,257
*	Infinity Pharmaceuticals, Inc.	183,403	2,584,148
*	Innovative Clinical Solutions, Ltd.	4,226	13
*	Insmed, Inc.	36,825	62,602
*	IntegraMed America, Inc.	193,719	2,595,835
* #	I-Trax, Inc.	300,900	875,619
	Kewaunee Scientific Corp.	34,300	310,072
*	Kindred Healthcare, Inc.	1,276,881	32,841,379
* #	La Jolla Pharmaceutical Co.	3,800	12,616
*	Langer, Inc.	44,854	193,321
* #	Lipid Sciences, Inc.	83,402	142,617
*	Maxygen, Inc.	560,657	4,989,847
*	MedCath Corp.	597,791	15,470,831
*	Medical Staffing Network Holdings, Inc.	435,600	2,548,260
*	MEDTOX Scientific, Inc.	292,535	3,870,238
*	Microtek Medical Holdings, Inc.	1,091,193	4,375,684
*	Monogram Biosciences, Inc.	773,115	1,298,833
*	Nanogen, Inc.	389,956	791,611
*	National Dentex Corp.	9,014	160,900
	National Home Health Care Corp.	52,733	600,102
*	Neose Technologies, Inc.	19,526	48,424
*	Neurogen Corp.	127,097	687,595
*	New Brunswick Scientific Co., Inc.	98,671	789,368
*	North American Scientific, Inc.	135,561	131,494
*	Novoste Corp.	2,900	7,830
* #	OCA, Inc.	754,971	15,854
* #	Occulogix, Inc.	57,000	106,020
* #	Orchid Cellmark, Inc.	243,650	784,553
*	Orthologic Corp.	370,815	504,308
*	Oscient Pharmaceuticals Corp.	3,036	17,912
*	Osteotech, Inc.	302,425	1,702,653
*	PDI, Inc.	456,041	4,651,618
*	Pediatric Services of America, Inc.	246,000	3,114,360
*	Pharmacopia Drug Discovery, Inc.	145,725	597,473
* #	Pharmacyclics, Inc.	9,648	54,511
*	Pharmanet Development Group, Inc.	144,643	3,292,075
*	PRAECIS Pharmaceuticals, Inc.	306,427	597,533

13

		Shares	Value†
*	RadNet, Inc.	125,946	$624,692
*	RehabCare Group, Inc.	96,000	1,202,880
*	Res-Care, Inc.	505,979	9,304,954
*	Rita Medical Systems, Inc.	1,034,189	4,591,799
*	Rural/Metro Corp.	132,500	1,136,850
*	Sequenom, Inc.	209,983	1,119,209
*	Sonic Innovations, Inc.	199,966	1,049,822
	Span-American Medical System, Inc.	29,794	417,116
* #	Spectrum Pharmaceuticals, Inc.	39,044	204,981
*	SRI/Surgical Express, Inc.	88,310	375,318
*	Strategic Diagnostics, Inc.	9,450	31,941
*	SunLink Health Systems, Inc.	64,300	527,260
* #	Sunrise Senior Living, Inc.	1,088,600	34,726,340
*	Symbion, Inc.	56,200	997,550
*	Synovis Life Technologies, Inc.	286,235	2,361,439
*	Theragenics Corp.	1,054,600	3,532,910
*	Third Wave Technologies, Inc.	4,476	22,201
*	Threshold Pharmaceuticals, Inc.	47,100	135,177
*	Titan Pharmaceuticals, Inc.	297,898	637,502
*	Trestle Holdings, Inc.	3,267	408
*	Tripos, Inc.	8,500	6,205
* #	United American Healthcare Corp.	15,300	120,105
*	Urologix, Inc.	55,648	130,773
*	Vical, Inc.	381,618	2,453,804
*	Zoll Medical Corp.	245,325	12,722,555
Total Health Care			426,041,671

Industrials — (17.1%)
* #	AAR Corp.	813,430	21,629,104
*	Ablest, Inc.	18,260	116,042
*	Accuride Corp.	128,900	1,451,414
	Aceto Corp.	713,587	6,065,490
* #	Active Power, Inc.	976,749	2,617,687
*	AirNet Systems, Inc.	308,100	942,786
	Alamo Group, Inc.	226,107	5,209,505
* #	Alaska Air Group, Inc.	1,230,400	50,606,352
*	Allied Defense Group, Inc.	148,500	2,569,050
	Ameron International Corp.	273,923	20,601,749
*	Amistar Corp.	41,700	93,825
	Ampco-Pittsburgh Corp.	185,950	6,450,606
	Angelica Corp.	254,200	5,566,980
	Applied Industrial Technologies, Inc.	1,570,050	44,683,623
	Arkansas Best Corp.	209,941	7,956,764
*	Armstrong Holdings, Inc.	8,150	3,016
*	Avalon Holding Corp. Class A	61,312	432,863
*	Axsys Technologies, Inc.	162,054	2,746,815
*	AZZ, Inc.	135,726	5,784,642
*	Baldwin Technology Co., Inc. Class A	216,500	1,099,820
#	Belden CDT, Inc.	1,455,327	57,936,568
	Bowne & Co., Inc.	1,158,636	18,329,622
*	Breeze-Eastern Corp.	82,800	1,012,644
#	Briggs & Stratton Corp.	52,900	1,433,061
*	Butler International, Inc.	80,000	172,000
#	C&D Technologies, Inc.	795,600	3,078,972
*	Cannon Express, Inc.	900	0

14

		Shares	Value†
* #	Capstone Turbine Corp.	48,250	$65,620
*	Catalytica Energy Systems, Inc.	233,600	362,080
*	CBIZ, Inc.	1,517,867	10,625,069
	CDI Corp.	53,400	1,390,002
#	Central Parking Corp.	1,260,237	23,011,928
	Champion Industries, Inc.	238,476	1,845,804
*	Channell Commercial Corp.	16,178	50,637
	Chase Corp.	500	11,378
	Chicago Rivet & Machine Co.	10,700	240,215
	CIRCOR International, Inc.	539,023	19,809,095
*	Comforce Corp.	57,100	137,040
	Comfort Systems USA, Inc.	1,219,100	16,445,659
* #	Commercial Vehicle Group, Inc.	13,793	322,756
*	Compudyne Corp.	150,092	989,106
	CompX International, Inc.	36,800	643,632
*	Consolidated Freightways Corp.	14,900	22
*	Consolidated Graphics, Inc.	141,894	8,300,799
* #	Continental Airlines, Inc.	1,886,439	76,664,881
*	Cornell Companies, Inc.	465,548	8,379,864
*	Corrpro Companies, Inc.	87,175	117,686
*	Covenant Transport, Inc. Class A	399,887	4,850,629
*	Cross (A.T.) Co. Class A	230,700	1,843,293
	Cubic Corp.	111,900	2,484,180
*	Devcon International Corp.	51,500	328,055
* #	Distributed Energy Systems Corp.	598,364	2,495,178
* #	Dollar Thrifty Automotive Group, Inc.	910,300	38,751,471
*	Ducommun, Inc.	279,279	6,415,039
	Eastern Co.	29,400	529,200
	Ecology & Environment, Inc. Class A	27,700	283,094
*	Electro Rent Corp.	457,660	6,887,783
	ElkCorp	15,400	553,630
* #	EMCOR Group, Inc.	341,438	20,373,605
*	EnerSys	1,285,400	21,440,472
	Ennis, Inc.	394,900	9,007,669
*	EnPro Industries, Inc.	764,544	26,667,295
	Espey Manufacturing & Electronics Corp.	7,951	141,130
*	Esterline Technologies Corp.	1,004,093	39,099,381
*	ExpressJet Holdings, Inc.	1,452,360	11,473,644
	Federal Signal Corp.	837,315	13,581,249
*	First Aviation Services, Inc.	8,900	32,975
*	Flowserve Corp.	1,066,528	57,421,868
* #	Frontier Airlines Holdings, Inc.	1,169,414	9,589,195
	Frozen Food Express Industries, Inc.	584,849	4,971,217
* #	FuelCell Energy, Inc.	17,140	111,753
	G & K Services, Inc. Class A	680,630	26,946,142
#	GATX Corp.	367,100	16,952,678
*	Gehl Co.	356,345	9,642,696
* #	Global Power Equipment Group, Inc.	416,900	270,985
*	GP Strategies Corp.	359,465	2,807,422
	Hardinge, Inc.	207,158	3,227,522
*	Hawaiian Holdings, Inc.	488,385	2,280,758
*	Henry Bros. Electronics, Inc.	500	1,670
*	Herley Industries, Inc.	493,878	7,971,199
* #	Hexcel Corp.	286,628	5,130,641
* #	Hudson Technologies, Inc.	48,700	55,031

15

		Shares	Value†
*	Huttig Building Products, Inc.	247,952	$1,291,830
	IKON Office Solutions, Inc.	2,699,000	43,642,830
*	Industrial Distribution Group, Inc.	307,075	2,981,698
*	Innotrac Corp.	103,000	329,600
*	Insituform Technologies, Inc. Class A	78,493	2,018,840
* #	Integrated Alarm Services Group, Inc.	151,134	451,891
*	Integrated Electrical Services, Inc.	59,741	937,934
	International Aluminum Corp.	71,593	3,243,163
*	International Shipholding Corp.	83,100	1,080,300
	Interpool, Inc.	778,914	18,390,160
*	Intersections, Inc.	2,192	22,402
*	JPS Industries, Inc.	42,600	153,360
*	Kadant, Inc.	469,660	11,102,762
	Kaman Corp. Class A	689,664	15,945,032
* #	Kansas City Southern	2,009,200	54,348,860
	Kelly Services, Inc. Class A	1,040,979	30,334,128
*	Key Technology, Inc.	33,303	448,591
*	LGL Group, Inc.	9,767	73,253
*	Lydall, Inc.	504,000	5,292,000
*	M&F Worldwide Corp.	576,376	9,458,330
*	Mac-Gray Corp.	330,600	3,620,070
*	Magnetek, Inc.	930,900	5,101,332
*	MAIR Holdings, Inc.	614,108	3,506,557
*	Marten Transport, Ltd.	288,135	5,275,752
* #	MCSi, Inc.	1,500	0
*	Meadow Valley Corp.	1,420	14,342
* #	Medialink Worldwide, Inc.	134,550	698,315
*	Merrimac Industries, Inc.	40,614	408,171
*	Mesa Air Group, Inc.	910,997	7,442,845
*	MFRI, Inc.	52,559	1,079,036
* #	Midwest Air Group, Inc.	267,257	2,212,888
* #	Milacron, Inc.	1,131,768	837,508
*	Misonix, Inc.	201,982	816,007
* #	Modtech Holdings, Inc.	455,114	2,230,059
*	Moore Handley, Inc.	2,000	12,000
	NACCO Industries, Inc. Class A	116,000	17,301,400
*	Nashua Corp.	123,502	902,182
*	National Patent Development Corp.	231,665	359,081
*	National Technical Systems, Inc.	167,875	1,116,369
*	North America Galvanizing & Coatings, Inc.	140	739
*	Orbital Sciences Corp.	719,700	13,040,964
*	P.A.M. Transportation Services, Inc.	34,287	822,545
*	Park-Ohio Holdings Corp.	5,100	85,017
*	Patrick Industries, Inc.	109,764	1,340,218
*	PHH Corp.	1,635,510	47,069,978
*	Powell Industries, Inc.	10,400	248,248
*	PPT Vision, Inc.	21,850	9,396
#	Preformed Line Products Co.	63,850	2,066,825
* #	PRG-Schultz International, Inc.	54,855	430,612
	Protection One, Inc.	28	349
	Providence & Worcester Railroad Co.	51,180	1,036,395
* #	Quanta Services, Inc.	3,681,126	67,475,040
*	RailAmerica, Inc.	1,286,938	20,526,661
*	RCM Technologies, Inc.	233,500	1,440,695
#	Regal-Beloit Corp.	1,132,683	57,914,082

16

		Shares	Value†
*	Republic Airways Holdings, Inc.	1,295,343	$22,370,574
*	Riviera Tool Co.	8,100	2,673
	Robbins & Myers, Inc.	459,300	19,653,447
*	Rush Enterprises, Inc. Class A	595,489	10,825,990
*	Rush Enterprises, Inc. Class B	103,800	1,753,182
*	Saia, Inc.	504,332	12,502,390
* #	School Specialty, Inc.	307,012	11,374,795
*	Secom General Corp.	11,400	10,716
*	Sequa Corp. Class A	93,500	10,644,975
*	Sequa Corp. Class B	28,500	3,249,000
	Servidyne, Inc.	18,881	77,034
*	Servotronics, Inc.	4,600	37,260
* #	Shaw Group, Inc.	1,801,898	53,858,731
*	SIFCO Industries, Inc.	80,505	519,257
*	Sitel Corp.	1,105,300	4,564,889
	Skywest, Inc.	776,828	19,607,139
	Smith (A.O.) Corp.	651,950	23,333,291
*	Smithway Motor Xpress Corp. Class A	72,600	784,080
*	SPACEHAB, Inc.	117,147	91,375
*	Sparton Corp.	137,259	1,194,153
*	Spherion Corp.	2,085,689	15,016,961
	Standex International Corp.	12,037	357,860
	Starrett (L.S.) Co. Class A	63,600	992,796
*	Strategic Distribution, Inc.	66,059	775,533
	Supreme Industries, Inc.	135,510	883,525
	Synagro Techonologies, Inc.	1,187,538	5,379,547
	Sypris Solutions, Inc.	545,111	4,066,528
	TAL International Group, Inc.	87,900	2,188,710
	TB Wood’s Corp.	68,626	1,173,505
*	TeamStaff, Inc.	84,700	110,957
	Technology Research Corp.	52,836	215,043
	Tecumseh Products Co. Class A	455,670	7,386,411
*	Tecumseh Products Co. Class B	15,400	244,860
*	Timco Aviation Services, Inc.	270	1,053
#	Titan International, Inc.	139,200	2,646,192
	Todd Shipyards Corp.	80,750	1,345,295
*	Trailer Bridge, Inc.	109,500	843,698
*	TRC Companies, Inc.	258,800	2,471,540
	Tredegar Industries, Inc.	1,344,486	26,741,827
	Trinity Industries, Inc.	1,883,225	71,185,905
	Triumph Group, Inc.	548,417	29,099,006
* #	TRM Corp.	174,700	251,568
*	Tufco Technologies, Inc.	7,600	50,160
	Twin Disc, Inc.	14,296	504,506
*	U.S. Xpress Enterprises, Inc. Class A	160,990	2,806,056
*	United Rentals, Inc.	1,746,301	43,762,303
*	URS Corp.	844,767	37,304,911
*	USA Truck, Inc.	228,604	4,405,199
* #	Valence Technology, Inc.	4,800	10,368
*	Valpey Fisher Corp.	10,489	36,135
	Viad Corp.	220,300	8,659,993
* #	Volt Information Sciences, Inc.	371,400	17,329,524
	Waste Industries USA, Inc.	189,693	5,698,378
#	Werner Enterprises, Inc.	2,384,747	44,475,532
*	Westaff, Inc.	202,091	941,744

17

		Shares	Value†
* #	Western Power & Equipment Corp.	4,091	$1,943
*	Willis Lease Finance Corp.	140,006	1,400,060
* #	Wolverine Tube, Inc.	487,800	551,214
*	Xanser Corp.	255,500	1,331,155
Total Industrials			1,799,715,116

Information Technology — (13.4%)
*	3Com Corp.	435,867	1,826,283
*	Acorn Factor, Inc.	90,000	301,500
*	Actel Corp.	872,019	16,271,875
*	ActivIdentity Corp.	1,372,072	6,915,243
*	Adaptec, Inc.	2,890,028	12,600,522
*	Aehr Test Systems	62,092	307,355
*	Aeroflex, Inc.	525,055	6,332,163
*	Aetrium, Inc.	75,348	244,881
*	Agile Software Corp.	1,862,601	12,498,053
	Agilysys, Inc.	931,534	14,271,101
*	Allen Organ Co. Escrow	4,900	79,821
*	Alliance Semiconductor Corp.	578,001	2,161,724
*	Allied Motion Technologies, Inc.	44,700	269,094
	American Software, Inc. Class A	119,307	979,510
*	American Technical Ceramics Corp.	86,755	1,118,272
* #	Amtech Systems, Inc.	1,896	12,684
*	Analex Corp.	50,900	103,836
*	Analysts International Corp.	555,681	989,112
* #	Analytical Surveys, Inc.	830	556
*	Anaren, Inc.	509,548	10,471,211
*	Andrew Corp.	147,170	1,467,285
*	Answerthink, Inc.	81,882	236,639
*	APA Enterprises, Inc.	155,000	229,400
*	Applied Innovation, Inc.	154,472	491,221
*	Applied Micro Circuits Corp.	9,638,568	33,734,988
*	Ariba, Inc.	571,448	4,320,147
*	Art Technology Group, Inc.	100,195	236,460
*	Aspen Technology, Inc.	338,027	3,295,763
*	Astea International, Inc.	12,900	91,590
	Astro-Med, Inc.	47,054	470,540
*	Atari, Inc.	8,567	5,054
*	Atmel Corp.	11,988	60,659
*	Authentidate Holding Corp.	52,994	81,611
*	Autobytel, Inc.	1,172,816	3,541,904
* #	Avanex Corp.	353,837	704,136
*	Avici Systems, Inc.	95,413	679,341
*	Aware, Inc.	544,134	2,873,028
*	Axcelis Technologies, Inc.	2,874,563	18,368,458
*	AXT, Inc.	655,738	3,396,723
* #	BearingPoint, Inc.	308,100	2,581,878
	Bel Fuse, Inc. Class B	2,186	80,226
*	Bell Industries, Inc.	159,363	549,802
*	Bell Microproducts, Inc.	969,670	6,671,330
* #	Benchmark Electronics, Inc.	994,850	24,164,907
	Black Box Corp.	646,533	27,684,543
*	Blonder Tongue Laboratories, Inc.	22,200	40,848
	Bogen Communications International, Inc.	44,100	305,393
*	Borland Software Corp.	1,900,234	10,052,238

18

		Shares	Value†
*	Brooks Automation, Inc.	2,374,596	$33,173,106
*	CalAmp Corp.	774,912	5,618,112
*	CallWave, Inc.	195,539	537,732
*	Captaris, Inc.	955,452	6,974,800
*	Carrier Access Corp.	423,631	2,647,694
*	Catalyst Semiconductor, Inc.	289,651	935,573
*	Catapult Communications Corp.	148,000	1,281,680
* #	CellStar Corp.	395,169	1,375,188
*	Centillium Communications, Inc.	101,429	201,844
*	CEVA, Inc.	220,549	1,482,089
*	Ciber, Inc.	1,974,100	13,700,254
* #	Ciena Corp.	182,600	4,590,564
*	Ciprico, Inc.	115,200	562,176
*	Clarus Corp.	385,300	2,774,160
*	Cognitronics Corp.	12,500	30,375
* #	Coherent, Inc.	1,136,108	36,707,649
	Cohu, Inc.	45,164	892,892
* #	Commerce One, Inc.	55,600	0
	Communications Systems, Inc.	21,950	204,135
*	Computer Horizons Corp.	868,032	4,062,390
*	Computer Task Group, Inc.	223,300	940,093
*	Conexant Systems, Inc.	377,556	823,072
*	Cosine Communications, Inc.	309,226	1,029,723
*	Credence Systems Corp.	2,359,263	9,059,570
*	Crossroads Systems, Inc.	16,900	22,477
*	CSP, Inc.	24,328	204,112
	CTS Corp.	1,275,200	19,485,056
*	Cyberoptics Corp.	31,700	406,394
*	Data I/O Corp.	85,100	306,360
	Dataram Corp.	27,176	121,205
*	Delphax Technologies, Inc.	75,025	82,528
*	Digi International, Inc.	450,093	5,981,736
*	Digimarc Corp.	432,847	3,899,951
* #	Digital Angel Corp.	344,750	965,300
*	Ditech Networks, Inc.	905,577	6,339,039
*	Dot Hill Systems Corp.	1,188,053	3,873,053
*	Dynamics Research Corp.	12	114
*	EasyLink Services Corp.	128	344
*	Echelon Corp.	270,483	2,163,864
*	Edgewater Technology, Inc.	304,595	2,025,557
*	Electro Scientific Industries, Inc.	734,680	14,583,398
*	Electroglas, Inc.	478,233	1,396,440
*	EMS Technologies, Inc.	304,398	6,231,027
*	En Pointe Technologies, Inc.	38,900	102,696
*	Endwave Corp.	62,546	843,120
* #	Entegris, Inc.	1,572,022	16,757,755
*	EPIQ Systems, Inc.	48,629	759,585
*	ePlus, Inc.	254,132	2,566,733
*	ESS Technology, Inc.	757,609	901,555
*	Evans & Sutherland Computer Corp.	181,900	707,591
*	Exar Corp.	1,454,122	19,732,436
*	Forgent Networks, Inc.	356,664	189,032
	Frequency Electronics, Inc.	151,756	1,896,950
*	FSI International, Inc.	890,362	4,994,931
*	Gateway, Inc.	1,088,500	2,068,150

19

		Shares	Value†
* #	Genesis Microchip, Inc.	499,852	$4,998,520
*	Gerber Scientific, Inc.	457,611	6,333,336
*	Giga-Tronics, Inc.	28,400	63,048
*	Glenayre Technologies, Inc.	1,123,350	2,718,507
*	Globix Corp.	595,500	2,620,200
*	Glowpoint, Inc.	3,150	882
*	Greenfield Online, Inc.	283,700	3,605,827
*	GSE Systems, Inc.	82,593	396,446
*	GTSI Corp.	305,730	2,916,664
*	Halifax Corp.	23,600	64,900
*	HEI, Inc.	800	1,480
*	hi/fn, Inc.	407,870	2,027,114
*	Hutchinson Technology, Inc.	785,915	18,728,354
*	Hypercom Corp.	1,136,500	7,523,630
*	Ibis Technology Corp.	61,840	139,140
*	iGATE Capital Corp.	537,529	3,499,314
*	I-many, Inc.	391,100	739,179
	Imation Corp.	923,100	42,748,761
*	InFocus Corp.	1,324,988	3,338,970
*	Inforte Corp.	373,403	1,366,655
*	InfoSpace, Inc.	908,337	17,848,822
*	Innovex, Inc.	433,339	793,010
*	Insight Enterprises, Inc.	1,547,002	31,094,740
*	InsWeb Corp.	22,766	56,460
*	Integrated Silicon Solution, Inc.	1,128,879	7,021,627
*	Intelligent Systems Corp.	51,575	144,410
*	Intelligroup, Inc.	70,900	97,842
*	Internet Capital Group, Inc.	1,250,936	12,897,150
* #	Internet Commerce Corp.	49,200	159,408
*	Intervideo, Inc.	154,116	1,995,802
*	Interwoven, Inc.	1,440,360	20,409,901
*	Intest Corp.	7,543	34,170
*	IntriCon Corp.	75,800	416,142
*	Intrusion, Inc.	23,200	9,280
*	Iomega Corp.	1,677,700	6,442,368
* #	IPIX Corp.	7,400	244
*	IXYS Corp.	67,155	644,016
*	Jaco Electronics, Inc.	118,480	394,538
*	JDA Software Group, Inc.	1,008,978	14,428,385
* #	Keane, Inc.	759,600	9,419,040
*	Kemet Corp.	2,990,584	21,980,792
*	Key Tronic Corp.	246,743	1,221,378
*	Keynote Systems, Inc.	332,850	3,451,655
* #	L-1 Identity Solutions, Inc.	96,560	1,618,346
*	Lantronix, Inc.	136,416	201,896
*	Lattice Semiconductor Corp.	3,671,538	24,929,743
*	Lawson Software, Inc.	28,892	214,956
*	LeCroy Corp.	383,668	4,323,938
*	Level 8 Systems, Inc.	4,666	163
*	Lightbridge, Inc.	427,529	5,643,383
* #	LightPath Technologies, Inc.	30,800	168,168
*	Logic Devices, Inc.	91,300	234,641
*	LogicVision, Inc.	154,600	128,318
*	LookSmart, Ltd.	155,708	716,257
*	Management Network Group, Inc.	287,450	382,309

20

		Shares	Value†
*	Mapinfo Corp.	97,663	$1,294,035
	Maximus, Inc.	16,500	482,790
*	McDATA Corp. Class A	2,337,049	14,653,297
*	McDATA Corp. Class B	279,600	1,761,480
* #	MDI, Inc.	184,500	81,180
*	MedQuist, Inc.	463,973	6,078,046
* #	Merix Corp.	681,678	6,291,888
*	MetaSolv, Inc.	577,837	2,346,018
	Methode Electronics, Inc.	447,128	5,012,305
*	Microtune, Inc.	99,284	455,714
*	MKS Instruments, Inc.	1,798,866	37,434,401
*	Moldflow Corp.	11,835	153,382
*	MPS Group, Inc.	3,608,200	54,086,918
* #	MRV Communications, Inc.	693,300	2,586,009
*	MSC.Software Corp.	831,312	12,502,932
* #	MTI Technology Corp.	300	219
*	MTM Technologies, Inc.	6,100	9,150
*	Nanometrics, Inc.	423,264	3,627,372
*	Napster, Inc.	20,400	76,500
* #	NeoMagic Corp.	27,041	121,955
*	NetManage, Inc.	82,416	409,608
*	NetRatings, Inc.	350,556	6,415,175
*	NetScout Systems, Inc.	303,483	2,370,202
*	Network Engines, Inc.	18,200	42,770
*	Network Equipment Technologies, Inc.	778,584	4,772,720
*	Newport Corp.	1,401,969	30,464,786
*	NMS Communications Corp.	190,600	333,550
*	Nu Horizons Electronics Corp.	569,917	6,422,965
* #	NYFIX, Inc.	481,227	3,079,853
	O.I. Corp.	51,800	530,950
*	Omtool, Ltd.	52,514	213,732
*	Oplink Communications, Inc.	5,397	107,670
*	OPTi, Inc.	166,200	885,846
*	Optical Cable Corp.	109,302	535,580
*	Optical Communication Products, Inc.	325,548	638,074
*	OSI Systems, Inc.	577,323	10,963,364
*	Overland Storage, Inc.	366,705	1,760,184
*	Paxar Corp.	1,268,450	27,081,408
* #	PC Connection, Inc.	722,024	9,696,782
*	PC-Tel, Inc.	649,460	6,286,773
	Pegasystems, Inc.	572,020	5,777,402
* #	Pemstar, Inc.	850,722	3,215,729
*	Perceptron, Inc.	272,866	2,275,702
*	Performance Technologies, Inc.	227,471	1,239,717
*	Pericom Semiconductor Corp.	890,588	10,268,480
*	Pervasive Software, Inc.	491,249	1,832,359
*	Phoenix Technologies, Ltd.	369,768	1,793,375
* #	Photronics, Inc.	994,376	15,681,310
*	Planar Systems, Inc.	498,455	4,994,519
*	PLATO Learning, Inc.	502,434	2,542,316
* #	Powerwave Technologies, Inc.	983,861	6,306,549
	Printronix, Inc.	133,531	1,609,049
*	Qualstar Corp.	1,636	4,663
*	Quantum Corp.	1,187,800	2,803,208
*	QuickLogic Corp.	410,017	1,201,350

21

		Shares	Value†
*	Quovadx, Inc.	688,945	$1,770,589
*	RadiSys Corp.	117,283	1,980,910
* #	RealNetworks, Inc.	479,743	5,517,045
	REMEC, Inc.	494,523	543,975
*	Reptron Electronics, Inc.	2,856	1,514
	Richardson Electronics, Ltd.	247,861	2,478,610
*	Rudolph Technologies, Inc.	922,144	14,781,968
*	S1 Corp.	2,232,074	11,673,747
*	Safeguard Scientifics, Inc.	1,086,000	2,682,420
*	SafeNet, Inc.	928,206	21,608,636
* #	SatCon Technology Corp.	94,800	141,252
*	SCM Microsystems, Inc.	359,940	1,216,597
*	Seachange International, Inc.	952,372	8,209,447
*	Selectica, Inc.	916,002	1,566,363
*	Sigmatel, Inc.	351,550	1,589,006
*	Sigmatron International, Inc.	16,600	162,016
*	Silicon Storage Technology, Inc.	2,623,740	12,095,441
*	SimpleTech, Inc.	405,785	3,652,065
* #	Sipex Corp.	494,753	2,132,385
*	Sirenza Microdevices, Inc.	68,072	605,160
*	Skyworks Solutions, Inc.	4,653,803	33,786,610
*	Sonic Foundry, Inc.	22,400	82,880
*	SonicWALL, Inc.	1,723,254	17,318,703
*	Spectrum Control, Inc.	199,818	1,764,393
*	Standard Microsystems Corp.	335,777	10,701,213
*	SteelCloud, Inc.	5,800	3,538
	Stellent, Inc.	763,448	10,260,741
*	Stratos International, Inc.	406,507	3,036,607
*	SumTotal Systems, Inc.	1,797	12,615
*	Sunrise Telecom, Inc.	188,500	414,700
*	Suntron Corp.	91,075	117,487
*	SupportSoft, Inc.	632,581	3,643,667
*	Sycamore Networks, Inc.	3,507,778	13,084,012
*	Sykes Enterprises, Inc.	47,168	812,705
*	Symmetricom, Inc.	582,182	5,105,736
*	SYNNEX Corp.	744,800	16,914,408
*	Taitron Components, Inc.	6,400	15,616
*	Technical Communications Corp.	6,200	17,980
	Technitrol, Inc.	258,622	7,106,933
*	Technology Solutions Co.	65,147	435,833
*	TechTeam Global, Inc.	246,600	2,692,872
* #	TeleCommunication Systems, Inc.	99,400	345,912
*	Telular Corp.	79,325	295,089
*	Terayon Communication Systems, Inc.	118,300	201,110
*	Tessco Technologies, Inc.	1,891	40,629
*	TIBCO Software, Inc.	294,535	2,742,121
*	Tier Technologies, Inc. Class B	602,698	4,279,156
*	TII Network Technologies, Inc.	96,800	222,640
*	Tollgrade Communications, Inc.	434,178	3,807,741
*	Track Data Corp.	52,769	205,799
*	Transcat, Inc.	59,100	313,230
	Trans-Lux Corp.	2,746	17,986
*	Triquint Semiconductor, Inc.	3,905,115	19,681,780
	TSR, Inc.	2,300	9,200
*	Tumbleweed Communications Corp.	36,600	94,428

22

		Shares	Value†
* #	Tut Systems, Inc.	20,689	$22,965
*	Ulticom, Inc.	157,583	1,634,136
*	Verilink Corp.	118,178	236
* #	Verso Technologies, Inc.	949	1,053
*	Vicon Industries, Inc.	93,837	334,998
*	Viewpoint Corp.	1,400	1,050
*	Vignette Corp.	1,050,019	17,671,820
* #	Vitech America, Inc.	470	0
*	Vitesse Semiconductor, Inc.	10,800	12,204
* #	Vyyo, Inc.	52,514	225,810
*	Web.com, Inc.	498,152	1,912,904
*	Webb Interactive Services, Inc.	1,300	65
*	White Electronics Designs Corp.	670,954	3,717,085
*	Winland Electronics, Inc.	37,600	121,448
*	Wireless Telecom Group, Inc.	142,300	357,173
* #	Zhone Technologies, Inc.	688,376	929,308
*	ZILOG, Inc.	6,224	25,020
*	Zones, Inc.	170,200	1,451,806
*	Zoran Corp.	1,120,065	16,700,169
*	Zygo Corp.	213,465	3,515,769
Total Information Technology			1,402,982,039

Materials — (7.7%)
* #	AK Steel Holding Corp.	327,516	5,400,739
*	American Pacific Corp.	122,584	907,122
	Arch Chemicals, Inc.	394,764	12,987,736
* #	Atlantis Plastics, Inc.	46,500	177,630
	Bairnco Corp.	120,300	1,472,472
#	Bowater, Inc.	6,000	130,800
*	Brush Engineered Materials, Inc.	91,856	3,253,540
*	Buckeye Technologies, Inc.	1,305,077	15,321,604
#	Calgon Carbon Corp.	1,161,200	6,793,020
*	Caraustar Industries, Inc.	935,728	7,345,465
	Carpenter Technology Corp.	300,462	32,092,346
	Chaparral Steel Co.	1,165,624	54,201,516
	Chesapeake Corp.	683,906	11,133,990
* #	Coeur d’Alene Mines Corp.	199,724	1,088,496
	Commercial Metals Co.	66,708	1,937,867
*	Continental Materials Corp.	6,700	179,560
*	Core Molding Technologies, Inc.	36,937	393,748
	CPAC, Inc.	100,259	702,816
*	Detrex Corp.	12,700	116,523
	Ferro Corp.	738,618	15,407,571
	Friedman Industries, Inc.	126,427	1,207,378
	Gibraltar Industries, Inc.	900,810	19,736,747
	Glatfelter (P.H.) Co.	1,487,100	22,038,822
*	Graphic Packaging Corp.	2,732,100	11,584,104
	H.B. Fuller Co.	1,180,200	30,767,814
* #	Headwaters, Inc.	152,517	3,648,207
*	Impreso, Inc.	6,400	8,960
*	Lesco, Inc.	178,448	1,465,058
*	Material Sciences Corp.	423,167	5,103,394
*	Maxxam, Inc.	103,900	2,768,935
	Metal Management, Inc.	92,742	3,398,994
	Minerals Technologies, Inc.	622,225	35,367,269

23

		Shares	Value†
*	Mod-Pac Corp.	4,206	$46,266
	Myers Industries, Inc.	1,051,999	17,000,304
#	NL Industries, Inc.	61,300	679,817
	NN, Inc.	521,760	5,963,717
*	Northern Technologies International Corp.	300	2,475
*	Northwest Pipe Co.	139,849	4,489,153
	Olympic Steel, Inc.	299,800	7,776,812
* #	OM Group, Inc.	529,900	24,931,795
*	OMNOVA Solutions, Inc.	86,851	415,148
	Penford Corp.	262,304	4,333,262
*	PolyOne Corp.	2,357,397	18,104,809
#	Pope & Talbot, Inc.	581,000	2,910,810
	Quaker Chemical Corp.	292,850	6,117,637
	Reliance Steel & Aluminum Co.	1,569,096	60,394,505
*	Rock of Ages Corp.	87,600	354,780
	Rock-Tenn Co. Class A	1,168,523	29,446,780
*	Rotonics Manufacturing, Inc.	13,000	38,090
#	Ryerson, Inc.	868,939	19,342,582
	Schnitzer Steel Industries, Inc. Class A	787,268	32,136,280
	Schulman (A.), Inc.	1,037,091	23,635,304
	Schweitzer-Maudoit International, Inc.	416,200	10,317,598
	Sensient Technologies Corp.	1,439,203	34,296,207
	Spartech Corp.	1,153,900	34,524,688
#	Steel Dynamics, Inc.	1,332,714	43,339,859
	Steel Technologies, Inc.	437,888	7,553,568
	Stepan Co.	162,700	4,933,064
*	Stillwater Mining Co.	1,134,480	15,723,893
*	Synalloy Corp.	79,597	1,416,031
* #	Terra Industries, Inc.	3,293,400	34,086,690
#	Tronox, Inc. Class A	590,100	9,028,530
*	U.S. Concrete, Inc.	500,231	3,111,437
*	U.S. Energy Corp. Wyoming	25,300	150,535
*	Universal Stainless & Alloy Products, Inc.	31,563	1,051,364
	Vulcan International Corp.	11,100	661,838
	Wausau Paper Corp.	1,620,699	24,245,657
*	Webco Industries, Inc.	9,290	761,780
	Wellman, Inc.	851,400	2,996,928
*	Williams Industries, Inc.	3,400	7,667
#	Worthington Industries, Inc.	512,900	9,488,650
Total Materials			803,956,553

Other — (0.0%)
*	Big 4 Ranch, Inc.	73,300	0
*	Celebrity, Inc. Escrow Shares	26,325	0
*	ePresence, Inc. Escrow Shares	312,600	9,378
*	Hoenig Group Escrow Shares	104,700	0
*	ioWorldMedia, Inc.	18,666	8,400
*	Noel Group, Inc.	95,400	1,336
*	Petrocorp, Inc. Escrow Shares	102,600	6,156
*	StorageNetworks, Inc. Escrow Shares	362,800	9,832
Total Other			35,102

Real Estate Investment Trusts — (0.7%)

24

		Shares	Value†
	Longview Fibre Co.	2,203,282	$45,872,331
#	Potlatch Corp.	672,898	28,053,118
Total Real Estate Investment Trusts			73,925,449

Telecommunication Services — (1.2%)
*	@Road, Inc.	946,699	6,172,477
	Alaska Communications Systems Group, Inc.	114,200	1,723,278
*	Arbinet-thexchange. Inc.	200,500	1,188,965
*	Boston Communications Group, Inc.	356,924	728,125
* #	Broadwing Corp.	463,436	7,011,787
*	Cincinnati Bell, Inc.	122,000	551,440
#	CT Communications, Inc.	627,591	12,790,305
	D&E Communications, Inc.	434,404	5,512,587
*	GoAmerica, Inc.	559	3,371
*	IDT Corp.	687,548	9,254,396
*	IDT Corp. Class B	2,183,700	28,322,589
*	LCC International, Inc. Class A	605,415	2,137,115
* #	Metro One Telecommunications, Inc.	88,879	217,754
	Price Communications Corp.	1,507,706	28,872,570
*	SunCom Wireless Holdings, Inc.	1,950,400	1,774,864
	SureWest Communications	384,623	9,523,265
* #	TALK America Holdings, Inc.	751,745	5,998,925
*	Wireless Facilities, Inc.	46,758	109,414
*	Xeta Corp.	31,711	108,769
Total Telecommunication Services			122,001,996

Utilities — (0.4%)
	Black Hills Corp.	3	107
	Connecticut Water Services, Inc.	177,900	3,887,115
	Delta Natural Gas Co., Inc.	26,900	682,453
#	Empire District Electric Co.	12,300	295,692
	Energy West, Inc.	2,700	31,131
	Florida Public Utilities Co.	3,400	45,730
*	Maine & Maritimes Corp.	600	8,880
#	New Jersey Resources Corp.	41,200	2,132,100
	South Jersey Industries, Inc.	995,182	33,189,320
	Southwest Gas Corp.	1,700	63,818
	Unitil Corp.	13,626	354,276
Total Utilities			40,690,622

TOTAL COMMON STOCKS			9,362,246,669

RIGHTS/WARRANTS — (0.0%)
* #	Angeion Corp. Warrants 10/31/07	315	0
*	CSF Holding, Inc. Litigation Rights	40,500	0
*	Del Global Technologies Corp. Warrants 03/28/08	19,927	10,960
*	Imperial Credit Industries, Inc. Warrants 01/31/08	4,082	0

TOTAL RIGHTS/WARRANTS			10,960

25

	Shares	Value†
BONDS — (0.0%)

* Del Global Technologies Corp. Subordinated Promissory Notes 6.000%, 03/28/07	40	$0

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (10.8%)

@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $1,477,941,279 FHLMC, rates ranging from 4.000% to 7.000%, maturities ranging from 06/01/18 to 11/01/36; FNMA, 6.140%(r), 09/01/34 & 4.789%(r), 09/01/35; & GNMA 3.750%, 04/20/34, valued at $953,055,666) to be repurchased at $925,432,987	$925,297	925,296,763

@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $114,165,000 FHLB Bonds 5.125%, 11/28/08 & 5.750%, 07/21/25, valued at $113,801,225) to be repurchased at $108,844,460	108,828	108,828,438

Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $101,723,000 FNMA 5.50%, 05/01/36, valued at $96,689,603) to be repurchased at $95,273,733	95,260	95,260,000

TOTAL TEMPORARY CASH INVESTMENTS		1,129,385,201

TOTAL INVESTMENTS - (100.0%) (Cost $8,526,216,725)		$10,491,642,830

See accompanying Notes to Financial Statements.

26

THE U.S. SMALL CAP SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (84.4%)
Consumer Discretionary — (14.5%)
*	1-800 CONTACTS, Inc.	43,278	$698,940
*	1-800-FLOWERS.COM, Inc.	81,820	459,828
*	4Kids Entertainment, Inc.	40,600	727,958
*	99 Cents Only Stores	215,700	2,383,485
*	A.C. Moore Arts & Crafts, Inc.	63,500	1,353,185
#	Aaron Rents, Inc.	141,300	3,775,536
	Aaron Rents, Inc. Class A	8,350	203,114
*	Acme Communications, Inc.	43,648	230,461
	Acme United Corp.	10,800	154,008
*	ACR Group, Inc.	38,800	215,728
*	Advanced Marketing Services, Inc.	47,050	136,445
#	Advo, Inc.	91,350	2,709,441
* #	Aeropostale, Inc.	169,050	5,112,072
*	AFC Enterprises, Inc.	93,600	1,600,560
*	Aftermarket Technology Corp.	68,550	1,331,241
	Aldila, Inc.	15,533	250,392
*	All American Semiconductor, Inc.	10,500	33,495
*	Alloy, Inc.	39,772	480,843
	Ambassadors Group, Inc.	66,776	1,891,096
	Ambassadors International, Inc.	20,080	812,236
	American Axle & Manufacturing Holdings, Inc.	166,000	3,037,800
*	American Biltrite, Inc.	3,955	39,787
#	American Greetings Corp. Class A	181,800	4,328,658
* #	America’s Car-Mart, Inc.	34,700	392,457
	Ameristar Casinos, Inc.	174,772	5,320,060
*	AMS Health Sciences, Inc.	16,900	8,957
#	Applebees International, Inc.	196,476	4,469,829
*	Applica, Inc.	53,700	302,868
	Arbitron, Inc.	90,300	3,983,133
	Arctic Cat, Inc.	40,230	666,209
	Ark Restaurants Corp.	8,150	247,108
*	Arlington Hospitality, Inc.	1,000	3
	ArvinMeritor, Inc.	218,800	3,787,428
	Asbury Automotive Group, Inc.	144,200	3,394,468
*	Ashworth, Inc.	42,018	294,126
*	Audible, Inc.	18,400	146,464
*	Audiovox Corp. Class A	56,400	781,140
* #	Avatar Holdings, Inc.	12,027	858,247
*	Aztar Corp.	99,500	5,366,035
*	Bakers Footwear Group, Inc.	17,924	229,427
*	Ballantyne of Omaha, Inc.	36,500	167,535
* #	Bally Technologies, Inc.	166,860	3,278,799
* #	Bally Total Fitness Holding Corp.	119,800	282,728
	Bandag, Inc.	28,300	1,250,294

1

		Shares	Value†
	Bandag, Inc. Class A	9,300	$346,890
*	Barry (R.G.) Corp.	10,400	74,880
	Bassett Furniture Industries, Inc.	31,504	557,621
	Beasley Broadcast Group, Inc.	21,633	153,811
*	Benihana, Inc.	1,000	28,500
*	Benihana, Inc. Class A	14,150	396,200
	Big 5 Sporting Goods Corp.	72,700	1,778,969
* #	Big Dog Holdings, Inc.	8,126	121,890
* #	Big Lots, Inc.	282,000	6,291,420
*	Birks & Mayors, Inc.	1,765	12,849
*	BJ’s Restaurants, Inc.	70,992	1,473,794
	Blair Corp.	9,535	291,294
#	Blockbuster, Inc. Class A	375,200	1,973,552
*	Blockbuster, Inc. Class B	117,000	573,300
*	Bluegreen Corp.	94,665	1,288,391
	Blyth, Inc.	129,500	3,291,890
	Bob Evans Farms, Inc.	116,638	3,962,193
*	Bombay Co., Inc.	95,700	133,980
#	Bon-Ton Stores, Inc.	45,014	1,683,073
	Books-A-Million, Inc.	53,054	1,113,073
#	Borders Group, Inc.	177,000	4,053,300
* #	Bright Horizons Family Solutions, Inc.	12,800	470,528
*	Broadview Institute, Inc.	200	371
	Brown Shoe Company, Inc.	91,550	4,343,132
*	Buca, Inc.	55,886	251,487
	Buckle, Inc.	60,700	2,852,293
#	Building Materials Holding Corp.	80,442	1,982,091
*	Cabela’s, Inc.	202,300	4,899,706
*	Cache, Inc.	50,555	1,241,631
	Cadmus Communications Corp.	28,792	501,557
*	California Coastal Communities, Inc.	29,900	618,631
*	California Pizza Kitchen, Inc.	63,012	1,976,056
	Callaway Golf Co.	229,200	3,385,284
	Canterbury Park Holding Corp.	2,700	35,640
#	Carmike Cinemas, Inc.	38,028	749,532
*	Carriage Services, Inc.	59,400	305,316
*	Carter’s, Inc.	3,800	104,728
*	Casual Male Retail Group, Inc.	109,340	1,536,227
*	Catalina Lighting, Inc.	1,760	13,728
	Catalina Marketing Corp.	145,400	3,557,938
	Cato Corp. Class A	98,650	2,341,951
*	Cavalier Homes, Inc.	53,060	172,445
*	Cavco Industries, Inc.	15,382	546,061
	CBRL Group, Inc.	99,081	4,249,584
*	CD Warehouse, Inc.	3,300	18
*	CEC Entertainment, Inc.	103,150	4,106,401
* #	Champion Enterprises, Inc.	220,200	2,058,870
*	Championship Auto Racing Teams, Inc.	1,697	0
*	Champps Entertainment, Inc.	36,790	239,135
#	Charles and Colvard, Ltd.	56,078	454,793
*	Charlotte Russe Holding, Inc.	79,600	2,401,532
*	Charming Shoppes, Inc.	354,427	4,795,397
* #	Charter Communications, Inc.	609,631	1,798,411
	Cherokee, Inc.	25,780	1,091,783
	Christopher & Banks Corp.	116,013	2,179,884

2

		Shares	Value†
*	Chromcraft Revington, Inc.	6,200	$51,026
	Churchill Downs, Inc.	19,912	796,082
	Citadel Broadcasting Co.	150,700	1,433,157
	CKE Restaurants, Inc.	218,500	4,029,140
	Coachmen Industries, Inc.	41,100	450,456
	Coast Distribution System, Inc.	9,451	75,230
	Cobra Electronics Corp.	7,500	76,725
	Coinmach Service Corp. Class A	91,300	933,086
*	Coinstar, Inc.	88,600	2,891,904
	Collectors Universe, Inc.	25,200	331,632
	Collegiate Pacific, Inc.	32,700	315,555
* #	Comstock Homebuilding Companies, Inc.	11,250	57,262
*	Concord Camera Corp.	10,091	45,410
*	Congoleum Corp. Class A	3,500	5,880
* #	Conn’s, Inc.	68,184	1,456,410
#	Cooper Tire & Rubber Co.	190,100	2,515,023
*	Corinthian Colleges, Inc.	266,998	3,444,274
*	Cost Plus, Inc.	63,975	689,011
*	Cost-U-Less, Inc.	2,900	24,215
	Courier Corp.	43,102	1,654,274
*	Cox Radio, Inc.	115,000	1,828,500
	CPI Corp.	21,648	904,670
	Craftmade International, Inc.	16,198	299,015
* #	Crown Media Holdings, Inc.	225,386	727,997
*	CSK Auto Corp.	140,200	2,334,330
	CSS Industries, Inc.	32,100	990,606
*	Culp, Inc.	24,600	121,278
*	Cumulus Media, Inc. Class A	146,780	1,489,817
	Cutter & Buck, Inc.	32,724	329,858
*	Cybex International, Inc.	53,300	345,384
*	Cycle Country Accessories Corp.	15,900	30,051
*	Daily Journal Corp.	200	8,066
	Deb Shops, Inc.	44,267	1,119,070
*	Deckers Outdoor Corp.	15,700	876,060
	Decorator Industries, Inc.	2,862	24,399
*	dELiA*s, Inc.	49,457	458,466
	Delta Apparel, Inc.	14,380	256,539
*	Delta Woodside Industries, Inc.	1,650	17
* #	Design Within Reach, Inc.	44,386	248,562
*	DeVry, Inc.	205,100	5,377,722
*	DG Fastchannel, Inc.	39,395	452,649
*	Diedrich Coffee, Inc.	3,925	13,659
*	Dixie Group, Inc.	35,800	497,978
* #	Dominion Homes, Inc.	22,400	130,592
	Domino’s Pizza, Inc.	186,500	5,121,290
*	Dorman Products, Inc.	31,633	326,611
	Dover Downs Gaming & Entertainment, Inc.	46,215	617,432
	Dover Motorsports, Inc.	50,700	268,203
*	Drew Industries, Inc.	62,400	1,730,976
*	drugstore.com, Inc.	298,979	1,007,559
	DRYCLEAN USA, Inc.	300	750
*	DSW, Inc.	51,900	1,987,770
*	Duckwall-ALCO Stores, Inc.	4,953	197,179
*	Dura Automotive Systems, Inc.	51,300	20,520
* #	E Com Ventures, Inc.	2,175	45,001

3

		Shares	Value†
*	Educate, Inc.	91,100	$668,674
	Educational Development Corp.	2,155	14,438
*	ELXSI Corp.	1,800	4,230
*	EMAK Worldwide, Inc.	8,346	50,911
*	Emerging Vision, Inc.	20,900	3,866
*	Emerson Radio Corp.	78,822	254,595
	Emmis Communications Corp. Class A	101,199	855,132
*	Enesco Group, Inc.	34,900	9,423
	Entercom Communications Corp.	99,400	2,678,830
*	Entravision Communications Corp.	188,117	1,346,918
* #	Escala Group, Inc.	81,570	390,720
	Escalade, Inc.	14,250	144,637
#	Ethan Allen Interiors, Inc.	102,400	3,633,152
* #	Everlast Worldwide, Inc.	1,500	23,325
*	Factory Card & Party Outlet Corp.	1,300	9,691
*	Fairchild Corp. Class A	54,352	125,010
*	Famous Dave’s of America, Inc.	32,061	518,426
	Fedders Corp.	93,410	113,960
	Federal Screw Works	1,562	22,454
*	Federal-Mogul Corp.	57,900	23,739
	Finish Line, Inc. Class A	125,934	1,755,520
*	Finlay Enterprises, Inc.	25,400	205,232
	Flanigan’s Enterprises, Inc.	4,100	47,027
*	Fleetwood Enterprises, Inc.	177,900	1,364,493
	Flexsteel Industries, Inc.	9,289	117,041
*	Foamex International, Inc.	10,427	51,092
*	Footstar, Inc.	26,700	162,870
*	Fossil, Inc.	209,100	4,395,282
*	Fountain Powerboat Industries, Inc.	9,875	43,203
*	Franklin Covey Co.	58,400	341,640
*	Franklin Electronic Publishers, Inc.	9,100	17,745
	Fred’s, Inc.	123,750	1,459,012
*	Friendly Ice Cream Corp.	7,200	82,728
	Frisch’s Restaurants, Inc.	7,200	189,288
*	Fuel Systems Solutions, Inc.	46,901	891,119
#	Furniture Brands International, Inc.	153,400	2,641,548
*	Gaiam, Inc.	5,400	73,872
*	GameTech International, Inc.	19,500	208,845
	Gaming Partners International Corp.	24,023	414,397
* #	Gander Mountain Co.	41,375	330,586
*	Gaylord Entertainment Co.	78,463	3,836,841
*	Gemstar-TV Guide International, Inc.	1,321,214	4,082,551
*	Genesco, Inc.	70,700	2,709,224
*	Gentek, Inc.	31,983	1,050,002
*	G-III Apparel Group, Ltd.	21,804	330,113
*	Golf Galaxy, Inc.	10,950	202,684
*	Gottschalks, Inc.	27,800	311,638
	Gray Television, Inc.	120,960	759,629
	Gray Television, Inc. Class A	6,600	47,982
*	Great Wolf Resorts, Inc.	10,600	136,740
	Group 1 Automotive, Inc.	74,500	3,798,755
*	GSI Commerce, Inc.	140,532	2,300,509
*	Guitar Center, Inc.	73,500	3,228,120
*	Gymboree Corp.	101,174	4,026,725
*	Hampshire Group, Ltd.	7,800	129,480

4

		Shares	Value†
	Hancock Fabrics, Inc.	56,600	$180,554
	Handleman Co.	62,823	495,673
*	Harolds Stores, Inc.	1,908	954
*	Harris Interactive, Inc.	194,100	929,739
*	Hartmarx Corp.	108,000	710,640
*	Hastings Entertainment, Inc.	23,620	171,245
	Haverty Furniture Co., Inc.	57,100	795,974
	Haverty Furniture Co., Inc. Class A	400	5,592
*	Hawk Corp.	24,700	295,412
*	Hayes Lemmerz International, Inc.	85,910	201,888
*	Hibbett Sporting Goods, Inc.	103,555	3,264,054
*	Hollywood Media Corp.	103,346	431,986
* #	Home Solutions of America, Inc.	133,700	787,493
*	Hot Topic, Inc.	128,100	1,710,135
*	I.C. Isaacs & Co., Inc.	7,200	32,400
*	Iconix Brand Group, Inc.	125,151	2,251,466
	IHOP Corp.	55,900	2,940,899
	ILX Resorts, Inc.	7,800	75,660
*	Image Entertainment, Inc.	65,400	228,900
* #	Infosonics Corp.	43,300	174,066
*	Insignia Systems, Inc.	17,050	48,592
*	Interface, Inc. Class A	148,406	2,205,313
*	International Textile Group, Inc.	118	1,617
*	Interstate Hotels & Resorts, Inc.	96,840	754,384
*	INVESTools, Inc.	139,883	1,800,294
*	ION Media Networks, Inc.	115,000	78,200
* #	iRobot Corp.	26,300	489,443
* #	Isle of Capri Casinos, Inc.	98,624	2,723,995
	J. Alexander’s Corp.	10,200	88,740
*	Jack in the Box, Inc.	102,500	6,302,725
	Jackson Hewitt Tax Service, Inc.	113,700	4,113,666
*	Jaclyn, Inc.	1,300	13,325
*	Jakks Pacific, Inc.	85,426	1,866,558
*	Jennifer Convertibles, Inc.	10,900	57,116
*	Jo-Ann Stores, Inc.	75,275	1,485,176
*	Johnson Outdoors, Inc.	12,900	234,780
* #	Jos. A. Bank Clothiers, Inc.	52,150	1,563,978
	Journal Communications, Inc. Class A	3,500	41,440
	Journal Register Co.	119,300	928,154
*	K2, Inc.	123,763	1,673,276
	Kellwood Co.	73,676	2,302,375
	Kenneth Cole Productions, Inc. Class A	40,550	969,145
*	Keystone Automotive Industries, Inc.	50,399	1,807,812
	Kimball International, Inc. Class B	80,386	1,928,460
*	Kirkland’s, Inc.	50,872	234,520
*	Knology, Inc.	33,000	330,000
	Koss Corp.	6,548	157,152
* #	Krispy Kreme Doughnuts, Inc.	191,700	1,861,407
*	KSW, Inc.	17,100	96,444
#	K-Swiss, Inc. Class A	80,800	2,683,368
*	LaCrosse Footwear, Inc.	9,563	122,502
*	Lakeland Industries, Inc.	7,108	99,157
*	Lakes Entertainment, Inc.	70,887	673,426
	Landry’s Restaurants, Inc.	66,700	1,884,275
*	Lazare Kaplan International, Inc.	9,000	76,050

5

		Shares	Value†
#	La-Z-Boy, Inc.	154,700	$1,822,366
	Lear Corp.	135,700	4,199,915
	Lee Enterprises, Inc.	4,800	138,720
*	Lenox Group, Inc.	40,700	248,270
#	Levitt Corp. Class A	51,721	644,444
	Libbey, Inc.	44,200	515,814
	Liberty Homes, Inc. Class A	200	1,260
*	LIFE TIME FITNESS, Inc.	98,300	4,847,173
	Lifetime Brands, Inc.	40,298	809,990
*	Lin TV Corp.	82,200	743,910
*	Lincoln Educational Services	24,014	297,533
	Lithia Motors, Inc. Class A	40,510	1,047,589
*	Live Nation, Inc.	206,326	4,423,629
* #	LKQ Corp.	164,700	3,769,983
*	Lodgenet Entertainment Corp.	57,434	1,358,314
*	Lodgian, Inc.	76,151	1,092,767
	Lone Star Steakhouse & Saloon, Inc.	54,046	1,488,427
*	LOUD Technologies, Inc.	2,380	34,772
*	Luby’s, Inc.	80,800	888,800
	M/I Homes, Inc.	43,100	1,606,768
*	Mace Security International, Inc.	46,700	112,547
*	Magna Entertainment Corp.	20,200	89,486
*	Maidenform Brands, Inc.	71,000	1,357,520
	Marine Products Corp.	107,895	1,182,529
*	MarineMax, Inc.	53,275	1,430,966
#	Martha Stewart Living Omnimedia, Inc.	78,700	1,633,025
	Matthews International Corp. Class A	98,866	3,969,470
*	Max & Erma’s Restaurants, Inc.	2,200	17,600
*	McCormick & Schmick’s Seafood Restaurants, Inc.	44,126	1,106,680
	McRae Industries, Inc. Class A	2,500	30,375
*	Meade Instruments Corp.	52,332	108,327
	Media General, Inc. Class A	37,800	1,396,710
*	Mediacom Communications Corp.	256,141	2,072,181
*	Midas, Inc.	48,400	1,064,316
*	Mity Enterprises, Inc.	12,657	225,295
	Modine Manufacturing Co.	101,295	2,491,857
	Monaco Coach Corp.	92,150	1,189,656
*	Monarch Casino & Resort, Inc.	54,772	1,290,428
	Monro Muffler Brake, Inc.	31,775	1,185,207
*	Morgan’s Foods, Inc.	800	6,760
* #	Mothers Work, Inc.	16,954	695,453
*	Motorcar Parts of America, Inc.	2,400	34,920
	Movado Group, Inc.	66,900	1,673,169
	Movie Gallery, Inc.	98,161	278,777
*	MTR Gaming Group, Inc.	85,251	946,286
* #	Multimedia Games, Inc.	81,935	766,912
*	Nathan’s Famous, Inc.	18,205	240,306
* #	National Lampoon, Inc.	6,800	14,824
	National Presto Industries, Inc.	7,519	462,494
*	National RV Holdings, Inc.	30,000	102,000
*	Nature Vision, Inc.	500	3,015
#	Nautilus Group, Inc.	101,700	1,580,418
* #	Navarre Corp.	77,360	370,554
* #	Netflix, Inc.	172,482	5,067,521
*	Nevada Gold & Casinos, Inc.	37,550	144,943

6

		Shares	Value†
*	New Frontier Media, Inc.	73,964	$663,457
*	Nitches, Inc.	2,592	15,785
*	Nobel Learning Communities, Inc.	9,500	99,180
	Nobility Homes, Inc.	12,652	346,032
	Noble International, Ltd.	43,640	826,978
*	NTN Communications, Inc.	134,393	174,711
#	Oakley, Inc.	213,100	3,925,302
*	Odd Job Stores, Inc.	12,700	1,397
*	Opinion Research Corp.	6,500	77,675
#	Orleans Homebuilders, Inc.	49,000	701,190
*	O’Charleys, Inc.	74,162	1,490,656
*	Outdoor Channel Holdings, Inc.	77,600	997,936
* #	Overstock.com, Inc.	54,800	788,572
	Oxford Industries, Inc.	54,900	2,790,018
*	P & F Industries, Inc. Class A	2,900	30,131
* #	P.F. Chang’s China Bistro, Inc.	82,600	2,981,860
*	Palm Harbor Homes, Inc.	66,211	908,415
* #	Papa John’s International, Inc.	108,100	3,351,100
*	Payless ShoeSource, Inc.	190,800	5,951,052
*	PC Mall, Inc.	37,817	356,236
*	Pegasus Communications Corp.	17,040	40,470
*	Perry Ellis International, Inc.	29,000	1,100,550
*	PetMed Express, Inc.	74,865	962,764
*	Phoenix Footwear Group, Inc.	17,500	73,150
*	Phoenix Gold International, Inc.	600	45
	Pier 1 Imports, Inc.	248,100	1,649,865
*	Pinnacle Entertainment, Inc.	148,800	4,837,488
*	Playboy Enterprises, Inc. Class A	4,700	53,580
* #	Playboy Enterprises, Inc. Class B	87,700	1,018,197
*	Point.360	12,582	21,515
* #	PokerTek, Inc.	11,900	124,950
*	Pomeroy IT Solutions, Inc.	39,137	289,614
#	Pre-Paid Legal Services, Inc.	44,950	1,866,324
* #	Priceline.com, Inc.	124,616	4,921,086
* #	PRIMEDIA, Inc.	686,738	1,071,311
*	Princeton Review, Inc.	65,132	345,200
* #	Progressive Gaming International Corp.	103,375	827,000
*	Proliance International, Inc.	45,549	169,898
*	ProQuest Co.	79,500	1,101,075
*	QEP Co., Inc.	2,375	15,604
* #	Quaker Fabric Corp.	42,450	39,054
* #	Quantum Fuel Systems Technologies Worldwide, Inc.	148,096	260,649
* #	Quiksilver, Inc.	354,800	5,162,340
*	Radio One, Inc. Class D	215,749	1,400,211
*	Rare Hospitality International, Inc.	105,450	3,413,416
*	RC2 Corp.	64,791	2,777,590
*	RCN Corp.	114,949	3,455,367
#	Reader’s Digest Association, Inc.	289,100	4,842,425
*	Reading International, Inc. Class A	17,549	146,359
*	Reading International, Inc. Class B	1,060	8,745
*	Red Lion Hotels Corp.	34,000	418,200
*	Red Robin Gourmet Burgers, Inc.	51,349	1,764,865
*	RedEnvelope, Inc.	27,948	214,082
*	Regent Communications, Inc.	110,302	344,142

7

		Shares	Value†
*	Rentrak Corp.	32,600	$480,524
*	Restoration Hardware, Inc.	117,700	1,005,158
*	Retail Ventures, Inc.	145,700	2,772,671
*	Rex Stores Corp.	25,800	433,440
*	Riviera Holdings Corp.	10,800	243,540
*	Rockford Corp.	25,770	43,809
*	Rocky Brands, Inc.	14,000	197,540
*	Rubio’s Restaurants, Inc.	28,695	283,507
#	Ruby Tuesday, Inc.	181,700	4,904,083
	Russ Berrie & Co., Inc.	59,900	961,395
	S&K Famous Brands, Inc.	2,100	27,300
*	Saga Communications, Inc. Class A	47,625	425,291
	Salem Communications Corp.	56,369	696,721
* #	Salton, Inc.	45,500	127,855
	Sauer-Danfoss, Inc.	147,900	4,577,505
*	Schieb (Earl), Inc.	2,200	7,810
*	Scholastic Corp.	125,862	4,193,722
* #	Select Comfort Corp.	161,162	2,789,714
* #	Sharper Image Corp.	44,900	435,081
*	Shiloh Industries, Inc.	45,866	764,128
*	Shoe Carnival, Inc.	36,879	994,258
*	Shoe Pavilion, Inc.	6,100	45,872
* #	Shuffle Master, Inc.	105,330	3,279,976
*	Silverleaf Resorts, Inc.	4,000	16,160
	Sinclair Broadcast Group, Inc. Class A	146,100	1,453,695
* #	Six Flags, Inc.	262,805	1,421,775
*	Skechers U.S.A., Inc. Class A	79,100	2,333,450
	Skyline Corp.	26,000	1,089,140
* #	Smith & Wesson Holding Corp.	122,500	1,598,625
*	Smith & Wollensky Restaurant Group, Inc.	13,000	63,960
	Sonesta International Hotels Corp. Class A	100	1,905
	Sonic Automotive, Inc.	93,700	2,674,198
* #	Source Interlink Companies, Inc.	155,300	1,385,276
*	Spanish Broadcasting System, Inc.	121,300	513,099
*	SPAR Group, Inc.	2,800	3,640
	Spartan Motors, Inc.	39,745	887,903
	Speedway Motorsports, Inc.	65,290	2,474,491
*	Sport Chalet, Inc. Class A	4,625	44,169
*	Sport Chalet, Inc. Class B	675	6,480
	Sport-Haley, Inc.	2,900	13,369
	Stage Stores, Inc.	90,001	2,973,633
*	Stamps.com, Inc.	68,523	1,069,644
	Standard Motor Products, Inc.	57,500	792,350
	Stanley Furniture, Inc.	30,640	674,999
	Star Buffet, Inc.	2,700	23,868
	Stein Mart, Inc.	135,216	2,122,891
*	Steinway Musical Instruments, Inc.	21,200	619,040
	Steven Madden, Ltd.	64,199	2,360,597
	Stewart Enterprises, Inc.	277,399	1,775,354
*	Stoneridge, Inc.	58,600	424,264
*	Strattec Security Corp.	5,830	252,905
	Strayer Education, Inc.	8,100	891,405
	Stride Rite Corp.	109,300	1,708,359
	Sturm Ruger & Co., Inc.	83,400	870,696
*	Sunterra Corp.	55,617	578,417

8

		Shares	Value†
	Sun-Times Media Group, Inc. Class A	218,400	$1,063,608
#	Superior Industries International, Inc.	82,500	1,627,725
	Superior Uniform Group, Inc.	8,000	106,000
*	Syms Corp.	28,800	529,056
* #	Syntax-Brillian Corp.	157,887	1,321,514
* #	Systemax, Inc.	105,668	1,427,575
*	Tag-It Pacific, Inc.	40,500	44,145
	Talbots, Inc.	167,300	4,169,116
	Tandy Brand Accessories, Inc.	14,600	174,178
*	Tandy Leather Factory, Inc.	33,500	262,975
*	Tarrant Apparel Group	78,937	106,565
#	Technical Olympic USA, Inc.	157,240	1,465,477
*	Tempur-Pedic International, Inc.	253,600	5,345,888
*	Tenneco Automotive, Inc.	141,600	3,338,928
*	Texas Roadhouse, Inc.	20,100	276,174
*	The Children’s Place Retail Stores, Inc.	63,663	4,107,537
*	The Dress Barn, Inc.	197,704	4,788,391
*	The Hallwood Group, Inc.	456	42,175
	The Marcus Corp.	66,400	1,689,880
	The Pep Boys - Manny, Moe & Jack	168,400	2,273,400
*	The Rowe Companies	13,200	3,168
*	The Sands Regent	2,000	29,620
*	The Sports Club Co., Inc.	19,400	31,040
*	The Steak n Shake Co.	87,218	1,501,894
*	TiVo, Inc.	286,626	1,633,768
	Traffix, Inc.	43,875	230,782
*	Trans World Entertainment Corp.	76,000	515,280
	Triarc Companies, Inc. Class A	83,100	1,710,198
	Triarc Companies, Inc. Class B	99,500	1,864,630
*	Triple Crown Media, Inc.	14,455	99,739
* #	True Religion Apparel, Inc.	68,907	1,047,386
*	Trump Entertainment Resorts, Inc.	10,959	233,646
	Tuesday Morning Corp.	108,136	1,903,194
#	Tupperware Corp.	188,100	3,993,363
*	Tween Brands, Inc.	101,700	4,263,264
*	Tweeter Home Entertainment Group, Inc.	72,700	183,931
*	Ultimate Electronics, Inc.	858	0
*	Unapix Entertainment, Inc.	6,100	31
*	Unifi, Inc.	136,434	296,062
	Unifirst Corp.	29,450	1,222,175
	United Auto Group, Inc.	132,900	3,119,163
*	United Retail Group, Inc.	41,866	610,406
*	Universal Electronics, Inc.	42,953	902,013
*	Universal Technical Institute, Inc.	77,800	1,598,790
*	Vail Resorts, Inc.	120,800	5,317,616
*	Valassis Communications, Inc.	78,000	1,205,880
	Value Line, Inc.	11,476	668,133
*	ValueVision Media, Inc. Class A	113,352	1,498,513
*	Varsity Group, Inc.	54,737	85,937
*	VCG Holding Corp.	810	3,070
* #	Vertrue, Inc.	29,500	1,130,145
*	Virco Manufacturing Corp.	17,113	102,336
	Visteon Corp.	397,100	3,192,684
*	Warnaco Group, Inc.	143,917	3,730,329
*	Waxman Industries, Inc.	600	5,175

9

		Shares	Value†
* #	WCI Communities, Inc.	125,000	$2,322,500
	Wellco Enterprises, Inc.	1,200	13,740
*	Wells-Gardner Electronics Corp.	28,504	104,610
* #	West Marine, Inc.	65,578	1,134,499
*	Western Metals Corp.	6,800	1,632
*	Wet Seal, Inc. Class A	241,678	1,754,582
	Weyco Group, Inc.	600	14,772
*	Wilsons The Leather Experts, Inc.	113,445	258,655
*	Winmark Corp.	10,267	227,414
#	Winnebago Industries, Inc.	97,100	3,379,080
* #	WisdomTree Investments, Inc.	4,500	33,300
* #	WMS Industries, Inc.	99,100	3,446,698
	Wolverine World Wide, Inc.	177,600	5,161,056
	World Wrestling Entertainment, Inc.	68,900	1,098,266
	Yankee Candle Co., Inc.	121,900	4,151,914
*	Young Broadcasting, Inc. Class A	59,448	130,191
*	Zale Corp.	149,400	4,597,038
Total Consumer Discretionary			617,810,279

Consumer Staples — (3.0%)
	Alico, Inc.	14,700	837,753
*	Alliance One International, Inc.	304,016	1,970,024
#	American Italian Pasta Co.	57,100	481,353
	Andersons, Inc.	21,600	889,920
*	Atlantic Premium Brands, Ltd.	1,900	1,054
*	Bactolac Pharmaceutical, Inc.	1	1,277
*	Boston Beer Co., Inc. Class A	29,800	1,074,588
*	Bridgford Foods Corp.	10,900	72,267
*	Cagle’s, Inc. Class A	2,000	15,300
	Calavo Growers, Inc.	27,504	294,293
	Cal-Maine Foods, Inc.	65,400	541,512
*	Carrington Laboratories, Inc.	32,107	132,923
	Casey’s General Stores, Inc.	161,310	4,015,006
	CCA Industries, Inc.	20,266	236,099
* #	Central European Distribution Corp.	114,240	3,272,976
* #	Central Garden & Pet Co.	69,000	3,601,800
*	Chattem, Inc.	59,400	2,895,156
	Chiquita Brands International, Inc.	130,496	1,866,093
	Coca-Cola Bottling Co. Consolidated	5,900	372,467
*	Cuisine Solutions, Inc.	44,900	257,277
*	Darling International, Inc.	258,700	1,179,672
	Delta & Pine Land Co.	107,700	4,367,235
*	Elizabeth Arden, Inc.	86,000	1,582,400
	Farmer Brothers Co.	23,300	489,533
*	Female Health Co.	9,000	11,610
	Flowers Foods, Inc.	163,437	4,353,962
*	Galaxy Nutritional Foods, Inc.	400	228
*	Genesee Corp. Class B	200	410
	Glacier Water Services, Inc.	3,500	104,125
	Golden Enterprises, Inc.	12,150	37,300
#	Great Atlantic & Pacific Tea Co., Inc.	128,500	3,379,550
*	Green Mountain Coffee, Inc.	22,601	1,111,969
*	Griffin Land & Nurseries, Inc. Class A	2,200	68,222
*	Hain Celestial Group, Inc.	120,195	3,610,658
* #	Hines Horticulture, Inc.	22,640	30,564

10

		Shares	Value†
*	IGI, Inc.	2,100	$2,163
	Imperial Sugar Co. (New)	25,720	592,589
	Ingles Market, Inc. Class A	37,759	1,124,085
* #	Integrated Biopharma, Inc.	41,400	296,010
	Inter Parfums, Inc.	62,936	1,268,790
*	Interstate Bakeries Corp.	81,300	227,640
	J & J Snack Foods Corp.	57,220	2,190,382
*	Katy Industries, Inc.	11,399	31,347
	Lancaster Colony Corp.	98,285	4,200,701
	Lance, Inc.	95,400	1,824,048
* #	Lifeway Foods, Inc.	15,714	137,340
	Longs Drug Stores Corp.	98,500	4,047,365
#	Mannatech, Inc.	82,000	1,223,440
*	Maui Land & Pineapple Co., Inc.	20,700	658,260
*	Medifast, Inc.	41,900	546,795
#	MGP Ingredients, Inc.	50,455	1,100,424
*	Monterey Pasta Co.	49,094	210,122
#	Nash Finch Co.	41,340	1,093,443
#	National Beverage Corp.	116,500	1,472,560
*	Natrol, Inc.	11,900	24,752
*	Natural Alternatives International, Inc.	20,409	176,130
*	Natural Health Trends Corp.	10,874	15,332
	Nature’s Sunshine Products, Inc.	40,784	456,781
*	NBTY, Inc.	25,982	944,446
	Nu Skin Enterprises, Inc. Class A	216,500	4,152,470
	Oil-Dri Corp. of America	5,125	91,994
*	Omega Protein Corp.	65,900	473,821
* #	Pantry, Inc.	65,300	3,201,006
* #	Parlux Fragrances, Inc.	51,846	342,184
*	Pathmark Stores, Inc.	161,579	1,824,227
*	Peet’s Coffee & Tea, Inc.	42,857	1,090,711
*	Performance Food Group Co.	123,587	3,344,264
*	Pizza Inn, Inc.	9,700	16,587
*	Playtex Products, Inc.	197,400	2,933,364
	Premium Standard Farms, Inc.	6,900	131,031
*	Prestige Brands Holdings, Inc.	900	10,782
*	PriceSmart, Inc.	89,768	1,546,703
*	Pyramid Breweries, Inc.	13,000	42,900
	Ralcorp Holdings, Inc.	82,600	4,183,690
	Reddy Ice Holdings, Inc.	7,300	180,821
*	Redhook Ale Brewery, Inc.	15,100	75,500
	Reliv International, Inc.	50,522	451,667
* #	Revlon, Inc.	1,102,142	1,796,491
	Rocky Mountain Chocolate Factory, Inc.	17,620	256,371
	Ruddick Corp.	147,200	4,103,936
* #	San Filippo (John B.) & Son, Inc.	23,393	255,919
#	Sanderson Farms, Inc.	62,200	1,719,830
*	Scheid Vineyards, Inc.	440	15,840
*	Schiff Nutrition International, Inc.	10,200	64,668
	Seaboard Corp.	1,400	2,349,200
*	Seneca Foods Corp. Class A	200	5,175
*	Seneca Foods Corp. Class B	1,300	35,113
*	Smart & Final Food, Inc.	98,400	1,777,104
	Spartan Stores, Inc.	66,075	1,389,557
*	Spectrum Brands, Inc.	81,100	716,924

11

		Shares	Value†
*	Standard Management Corp.	7,400	$333
* #	Star Scientific, Inc.	245,395	900,600
	Stephan Co.	3,400	11,900
	Tasty Baking Co.	23,100	213,444
	The Topps Co., Inc.	119,848	1,052,265
*	Tofutti Brands, Inc.	11,805	37,186
	Tootsie Roll Industries, Inc.	10,400	337,480
* #	United Natural Foods, Inc.	131,013	4,643,101
	United-Guardian, Inc.	6,700	65,995
	Universal Corp.	79,800	3,716,286
*	USANA Health Services, Inc.	55,160	2,668,641
#	Vector Group, Ltd.	176,233	3,145,759
*	Vermont Pure Holdings, Ltd.	16,800	25,536
	WD-40 Co.	52,789	1,715,642
	Weis Markets, Inc.	83,307	3,367,269
*	Wild Oats Markets, Inc.	91,369	1,383,327
*	Zapata Corp.	24,655	148,423
Total Consumer Staples			129,034,558

Energy — (4.8%)
*	Abraxas Petroleum Corp.	122,000	517,280
	Adams Resources & Energy, Inc.	12,700	384,175
*	Allis-Chalmers Energy, Inc.	76,800	1,620,480
*	Alpha Natural Resources, Inc.	37,700	593,775
* #	American Oil & Gas, Inc.	117,900	937,305
*	Arena Resources, Inc.	46,700	2,040,790
*	Atlas America, Inc.	63,353	3,078,956
* #	ATP Oil & Gas Corp.	96,400	4,362,100
* #	Atwood Oceanics, Inc.	99,300	4,922,301
	Barnwell Industries, Inc.	9,776	219,862
	Berry Petroleum Corp. Class A	134,600	4,408,150
*	Bolt Technology Corp.	17,900	359,790
*	Boots & Coots International Well Control, Inc.	92,200	170,570
* #	BPZ Energy, Inc.	544	2,230
*	Brigham Exploration Co.	135,213	1,164,184
*	Bristow Group, Inc.	75,000	2,667,750
*	Callon Petroleum Co.	61,962	999,447
#	CARBO Ceramics, Inc.	67,450	2,624,479
*	Carrizo Oil & Gas, Inc.	82,896	2,760,437
	CKX Lands, Inc.	1,900	27,597
*	Clayton Williams Energy, Inc.	33,676	1,329,865
*	Comstock Resources, Inc.	134,700	4,111,044
* #	Contango Oil & Gas Co.	46,500	1,079,730
*	Dawson Geophysical Co.	24,200	878,218
* #	Delta Petroleum Corp.	169,915	5,134,831
*	Dril-Quip, Inc.	121,200	5,130,396
* #	Dune Energy, Inc.	67,100	173,789
*	Edge Petroleum Corp.	50,713	1,006,653
* #	Encore Acquisition Co.	158,900	4,315,724
*	Endeavour International Corp.	264,400	608,120
*	Energy Partners, Ltd.	106,300	2,583,090
* #	Evergreen Energy, Inc.	229,400	2,018,720
*	EXCO Resources, Inc.	68,600	1,007,048
* #	FX Energy, Inc.	108,954	762,678
* #	Gasco Energy, Inc.	237,895	632,801

12

		Shares	Value†
*	Giant Industries, Inc.	42,500	$3,276,325
* #	Goodrich Petroleum Corp.	77,400	3,402,504
* #	Grey Wolf, Inc.	597,900	4,233,132
* #	GSV, Inc.	1,340	181
	Gulf Island Fabrication, Inc.	43,177	1,624,751
*	Gulfmark Offshore, Inc.	64,014	2,577,844
*	Gulfport Energy Corp.	66,901	798,798
* #	Hanover Compressor Co.	246,600	4,870,350
*	Harvest Natural Resources, Inc.	115,600	1,184,900
*	Horizon Offshore, Inc.	1,559	25,879
* #	Hornbeck Offshore Services, Inc.	85,200	3,215,448
*	Houston American Energy Corp.	7,700	45,045
*	Houston Exploration Co.	22,797	1,279,368
*	Hydril Co.	60,744	4,595,891
*	Infinity, Inc.	40,611	152,291
* #	Input/Output, Inc.	246,300	2,672,355
*	Key Energy Group, Inc.	111,900	1,723,260
*	Lone Star Technologies, Inc.	95,800	5,025,668
#	Lufkin Industries, Inc.	32,100	1,877,850
*	Mariner Energy, Inc.	3,900	81,705
	MarkWest Hydrocarbon, Inc.	36,123	1,518,250
*	Matrix Service Co.	71,194	1,137,680
* #	McMoran Exploration Co.	87,664	1,377,201
*	Meridian Resource Corp.	269,800	957,790
* #	Metretek Technologies, Inc.	48,700	693,488
*	Mexco Energy Corp.	300	2,097
*	Miller Petroleum, Inc.	569	245
*	Mitcham Industries, Inc.	26,900	336,250
*	NATCO Group, Inc. Class A	53,400	1,840,698
*	Natural Gas Services Group	36,989	579,618
*	Newpark Resources, Inc.	257,100	1,581,165
*	NS Group, Inc.	67,400	4,458,510
*	Oil States International, Inc.	137,031	4,770,049
*	OMNI Energy Services Corp.	51,300	518,130
	Panhandle Royalty Co.	4,200	78,540
*	Parallel Petroleum Corp.	108,400	2,140,900
*	Parker Drilling Co.	337,200	3,247,236
	Penn Virginia Corp.	57,800	4,357,542
*	Petrohawk Energy Corp.	477,256	6,190,010
*	Petroleum Development Corp.	50,033	2,112,894
*	PetroQuest Energy, Inc.	147,700	1,852,158
*	PHI, Inc. Non-Voting	37,900	1,283,294
*	Pioneer Drilling Co.	153,400	2,221,232
*	Quest Resource Corp.	44,273	498,957
* #	Rentech, Inc.	438,400	1,762,368
*	Royale Energy, Inc.	8,917	38,343
	RPC, Inc.	226,400	5,094,000
*	SEACOR Holdings, Inc.	10,807	1,017,695
*	Stone Energy Corp.	72,763	2,839,212
* #	SulphCo, Inc.	195,500	977,500
*	Swift Energy Corp.	90,600	4,630,566
* #	Syntroleum Corp.	161,726	426,957
*	T-3 Energy Services, Inc.	1,250	27,300
*	Tengasco, Inc.	217	191
* #	Teton Energy Corp.	33,400	175,350

13

		Shares	Value†
*	TETRA Technologies, Inc.	161,500	$4,173,160
*	TGC Industries, Inc.	46,835	364,376
*	Torch Offshore, Inc.	30	0
* #	Toreador Resources Corp.	8,100	198,531
* #	Transmeridian Exploration, Inc.	284,800	954,080
*	Trico Marine Services, Inc.	45,719	1,661,886
* #	Tri-Valley Corp.	72,200	596,372
*	Universal Compression Holdings, Inc.	83,949	5,284,590
	USEC, Inc.	260,931	3,251,200
*	VAALCO Energy, Inc.	186,700	1,566,413
*	Warren Resources, Inc.	122,800	1,641,836
*	Warrior Energy Service Corp.	33,200	964,460
*	Westmoreland Coal Co.	25,400	561,594
*	Westside Energy Corp.	3,900	4,992
*	W-H Energy Services, Inc.	92,900	4,435,975
*	Whiting Petroleum Corp.	110,860	5,321,280
*	Whittier Energy Corp.	5,900	43,955
	World Fuel Services Corp.	87,700	4,253,450
Total Energy			203,319,476

Financials — (12.6%)
*	1st Constitution Bancorp	352	6,674
	1st Independence Financial Group, Inc.	3,373	57,341
	1st Source Corp.	69,074	2,159,944
	21st Century Holding Co.	23,050	608,059
	21st Century Insurance Group	262,400	4,484,416
	Abigail Adams National Bancorp, Inc.	363	4,864
	Access National Corp.	1,800	17,190
* #	Accredited Home Lenders Holding Co.	63,556	1,883,164
	Advance America Cash Advance Centers, Inc.	32,400	458,784
	Advanta Corp. Class A	29,817	1,243,071
	Advanta Corp. Class B Non-Voting	60,642	2,766,488
* #	Agility Capital, Inc.	500	5
#	Alabama National Bancorporation	65,651	4,495,780
	Alfa Corp.	256,968	4,980,040
	Alliance Financial Corp.	200	6,140
	Amcore Financial, Inc.	77,665	2,472,854
	Ameriana Bancorp	2,912	39,982
	American Bancorp of New Jersey, Inc.	11,900	145,180
* #	American Business Financial Services, Inc.	253	5
	American Equity Investment Life Holding Co.	176,200	2,290,600
*	American Independence Corp.	8,300	87,316
	American National Bankshares, Inc.	600	13,980
*	American Physicians Capital, Inc.	34,500	1,377,240
	American Physicians Services Group, Inc.	100	1,586
	American River Bankshares	6,352	159,499
	American West Bancorporation	36,400	796,068
	Ameris Bancorp	41,724	1,164,517
*	AmeriServe Financial, Inc.	53,066	262,146
	Anchor Bancorp Wisconsin, Inc.	70,217	2,012,419
*	Argonaut Group, Inc.	101,822	3,449,729
	Arrow Financial Corp.	25,377	622,752
	ASB Financial Corp.	900	19,237
*	Asset Acceptance Capital Corp.	106,644	1,775,623
#	ASTA Funding, Inc.	42,500	1,399,100

14

		Shares	Value†
*	Atlantic American Corp.	20,440	$58,254
#	Atlantic Coast Federal Corp.	14,342	258,156
	Baldwin & Lyons, Inc. Class B	28,025	749,669
	BancFirst Corp.	50,100	2,668,827
*	Bancinsurance Corp.	5,700	34,485
	Bancorp Rhode Island, Inc.	3,050	131,912
*	Bancshares of Florida, Inc.	27,928	583,137
#	Bank of Commerce Holdings	1,000	11,855
	Bank of Granite Corp.	32,812	611,944
#	Bank of the Ozarks, Inc.	51,800	1,696,450
	BankAtlantic Bancorp, Inc. Class A	175,085	2,288,361
	BankFinancial Corp.	76,637	1,341,914
	BankUnited Financial Corp. Class A	111,975	2,855,362
	Banner Corp.	38,051	1,737,409
	Bar Harbor Bankshares	1,300	40,241
*	Beach First National Bancshares, Inc.	800	20,976
	Berkshire Hills Bancorp, Inc.	26,800	903,964
	Beverly Hills Bancorp, Inc.	67,437	585,353
*	BFC Financial Corp.	75,938	504,988
*	BNCCORP, Inc.	3,900	50,700
*	BNS Holding, Inc. Class A	4,020	44,220
	Boston Private Financial Holdings, Inc.	112,900	3,065,235
	Bristol West Holdings, Inc.	88,300	1,367,767
	Brooke Corp.	17,700	199,302
#	Brookline Bancorp, Inc.	195,019	2,632,756
	Bryn Mawr Bank Corp.	3,364	81,812
	C&F Financial Corp.	300	12,150
*	CabelTel International Corp.	674	2,298
	Cadence Financial Corp.	600	12,690
	California First National Bancorp	11,700	163,800
	Camco Financial Corp.	8,070	103,699
	Camden National Corp.	20,400	916,164
	Capital Bank Corp.	1,760	30,448
	Capital City Bank Group, Inc.	9,166	311,919
	Capital Corp. of the West	34,319	1,097,178
*	Capital Crossing Bank	12,900	380,550
	Capital Southwest Corp.	1,200	155,184
	Capitol Bancorp, Ltd.	51,464	2,305,587
	Cardinal Financial Corp.	75,590	752,120
	Carver Bancorp, Inc.	1,000	16,030
	Cash America International, Inc.	94,800	4,189,212
* #	Cash Systems, Inc.	54,800	357,296
* #	Centennial Bank Holdings, Inc.	68,198	649,927
#	Center Bancorp, Inc.	42,166	674,656
	Center Financial Corp.	53,238	1,194,128
#	Centerstate Banks of Florida, Inc.	5,500	115,390
	Central Bancorp, Inc.	1,600	52,240
	Central Pacific Financial Corp.	95,300	3,570,891
	Central Virginia Bankshares, Inc.	2,832	77,767
	Century Bancorp, Inc. Class A	1,000	26,500
	CFS Bancorp, Inc.	27,220	389,518
#	Charter Financial Corp.	22,539	1,155,124
	Chemical Financial Corp.	76,473	2,497,608
	Chittenden Corp.	147,153	4,426,362
#	Citizens Banking Corp.	137,262	3,684,112
	Citizens First Bancorp, Inc.	26,077	762,491
	Citizens South Banking Corp.	16,729	213,295

15

		Shares	Value†
* #	Citizens, Inc.	128,754	$825,313
	City Holding Co.	56,242	2,221,559
	Clark, Inc.	49,924	818,754
*	CNA Surety Corp.	135,418	2,702,943
	CNB Financial Corp.	2,100	29,043
	CoBiz, Inc.	31,679	734,636
	Codorus Valley Bancorp, Inc.	210	4,200
	Cohen & Steers, Inc.	116,600	4,424,970
#	Colony Bankcorp, Inc.	7,357	135,148
	Columbia Banking System, Inc.	51,387	1,728,145
	Comm Bancorp, Inc.	100	4,280
	Commercial Bancshares, Inc.	10,690	408,786
	Commercial National Financial Corp.	3,500	71,190
	Commonwealth Bankshares, Inc.	271	7,398
*	Community Bancorp	2,348	71,356
	Community Bank System, Inc.	95,600	2,298,224
	Community Banks, Inc.	9,064	248,535
	Community Bankshares, Inc.	610	10,095
	Community Central Bank Corp.	1,680	20,160
	Community Trust Bancorp, Inc.	44,510	1,798,649
	Community West Bancshares	5,700	89,775
* #	CompuCredit Corp.	88,307	3,325,642
	Consolidated-Tokoma Land Co.	16,200	1,162,350
*	Consumer Portfolio Services, Inc.	64,398	441,770
	Cooperative Bankshares, Inc.	3,850	70,339
#	Corus Bankshares, Inc.	162,288	3,636,874
*	Cowlitz Bancorporation	1,441	24,057
	Crawford & Co. Class A	26,400	157,608
	Crawford & Co. Class B	24,500	177,625
	CVB Financial Corp.	243,369	3,538,585
*	Dearborn Bancorp, Inc.	7,305	154,793
	Delphi Financial Group, Inc. Class A	109,875	4,449,937
	Delta Financial Corp.	72,500	685,125
	Dime Community Bancshares	115,603	1,626,534
	Direct General Corp.	32,400	531,360
*	Dollar Financial Corp.	52,700	1,542,002
	Donegal Group, Inc. Class A	62,060	1,190,931
	Donegal Group, Inc. Class B	5,080	89,662
	ECB Bancorp, Inc.	100	3,247
	EMC Insurance Group, Inc.	47,060	1,622,629
* #	Encore Capital Group, Inc.	72,900	1,014,768
	Enterprise Financial Services Corp.	12,883	400,404
*	Epoch Holding Corp.	8,200	68,306
	ESB Financial Corp.	11,662	126,299
	Evans Bancorp, Inc.	114	2,337
*	EZCORP, Inc. Class A Non-Voting	10,500	490,560
#	F.N.B. Corp.	186,620	3,344,230
	FBL Financial Group, Inc. Class A	87,700	3,455,380
#	Federal Agriculture Mortgage Corporation Class C	28,600	746,174
	Federal Trust Corp.	1,293	13,176
	Fidelity Bankshares, Inc.	72,848	2,867,297
	Fidelity Southern Corp.	8,900	165,540
	Financial Federal Corp.	84,200	2,332,340
*	Financial Industries Corp.	12,082	96,656
	Financial Institutions, Inc.	12,834	299,546
*	Firebrand Financial Group, Inc.	8,300	353

16

		Shares	Value†
*	First Acceptance Corp.	147,000	$1,484,700
	First Albany Companies, Inc.	41,288	92,898
	First Bancorp	43,414	907,787
	First Bancshares, Inc.	101	1,717
*	First Bank of Delaware	6,767	22,060
	First Busey Corp.	68,243	1,610,535
*	First Cash Financial Services, Inc.	96,162	1,964,590
	First Charter Corp.	96,710	2,325,875
	First Commonwealth Financial Corp.	228,651	3,141,665
	First Community Bancorp	91,933	4,965,301
	First Community Bancshares, Inc.	34,661	1,305,333
	First Defiance Financial Corp.	13,354	397,415
	First Federal Bancshares of Arkansas, Inc.	6,020	145,564
	First Federal Bankshares, Inc.	1,703	36,887
	First Financial Bancorp	122,953	2,039,790
	First Financial Bankshares, Inc.	34,344	1,432,832
	First Financial Corp.	40,587	1,375,899
	First Financial Holdings, Inc.	37,228	1,400,517
	First Financial Service Corp.	110	3,414
	First Franklin Corp.	300	4,762
	First Indiana Corp.	51,702	1,283,761
*	First Investors Financial Services Group, Inc.	5,300	38,637
	First Keystone Financial, Inc.	2,200	42,350
	First M&F Corp.	8,400	155,946
*	First Mariner Bancorp, Inc.	6,400	120,896
	First Merchants Corp.	56,629	1,510,295
	First Midwest Bancorp, Inc.	1,414	52,671
	First Mutual Bancshares, Inc.	8,745	204,633
	First National Lincoln Corp.	1,700	28,424
	First Niagara Financial Group, Inc.	317,104	4,556,784
	First PacTrust Bancorp, Inc.	8,100	226,800
	First Place Financial Corp.	54,158	1,318,747
*	First Regional Bancorp	38,100	1,282,446
	First Republic Bank	95,659	3,837,839
#	First South Bancorp, Inc.	11,378	340,771
	First State Bancorporation	54,476	1,392,407
	First United Corp.	4,983	109,726
	Firstbank Corp.	9,030	210,503
	FirstBank NW Corp.	5,656	163,232
*	FirstCity Financial Corp.	34,900	364,356
* #	FirstFed Financial Corp.	51,500	3,348,530
	Flag Financial Corp.	9,750	248,137
#	Flagstar Bancorp, Inc.	197,900	2,978,395
	Flushing Financial Corp.	65,494	1,113,398
	FMS Financial Corp.	4,900	154,105
	FNB Corp. VA	837	32,727
	FNB Financial Services Corp.	3,281	49,182
	FNB United Corp.	4,680	83,444
*	FPIC Insurance Group, Inc.	30,246	1,172,032
*	Franklin Bank Corp.	72,657	1,425,530
*	Franklin Credit Management Corp.	2,400	13,800
	Frontier Financial Corp.	140,313	4,215,003
	GAMCO Investors, Inc.	23,200	905,960
	Gateway Financial Holdings, Inc.	33,561	487,977
	GB&T Bancshares, Inc.	43,218	946,906

17

		Shares	Value†
	German American Bancorp, Inc.	5,000	$72,000
	Glacier Bancorp, Inc.	104,871	3,727,115
	Great American Financial Resources, Inc.	65,900	1,461,003
*	Great Lakes Bancorp, Inc.	18,955	279,018
	Great Pee Dee Bancorp, Inc.	262	4,153
#	Great Southern Bancorp, Inc.	42,264	1,236,222
	Greater Bay Bancorp	157,912	4,064,655
	Greater Community Bancorp	4,834	78,794
	Greene County Bancshares, Inc.	30,322	1,168,610
*	Greenville First Bancshares, Inc.	1,950	42,412
*	Grubb & Ellis Co.	16,700	183,032
	GS Financial Corp.	500	10,625
	Guaranty Bancshares, Inc.	2,900	58,000
	Guaranty Federal Bancshares, Inc.	3,600	102,780
	Hancock Holding Co.	94,429	5,072,726
	Hanmi Financial Corp.	151,643	3,310,367
	Harbor Florida Bancshares, Inc.	69,791	3,040,794
	Harleysville Group, Inc.	96,476	3,430,687
	Harleysville National Corp.	89,948	1,817,849
	Heartland Financial USA, Inc.	8,617	249,462
	Hercules Technology Growth Capital, Inc.	19,300	262,287
	Heritage Commerce Corp.	36,666	950,383
	Heritage Financial Corp.	13,110	319,884
	Heritage Financial Group	200	3,322
	HF Financial Corp.	5,935	103,210
	Hilb Rogal Hamilton Co.	110,600	4,600,960
	Hingham Institution for Savings	489	16,672
	HMN Financial, Inc.	5,861	198,688
	Home Federal Bancorp	4,761	135,927
	HopFed Bancorp, Inc.	2,100	33,810
	Horace Mann Educators Corp.	133,338	2,696,094
	Horizon Financial Corp.	38,067	939,874
	IBERIABANK Corp.	30,016	1,711,812
	IBT Bancorp, Inc.	4,400	92,400
	Independence Holding Co.	6,116	124,461
	Independent Bank Corp. MA	44,723	1,536,682
	Independent Bank Corp. MI	71,124	1,670,703
	Infinity Property & Casualty Corp.	62,046	2,801,377
	Integra Bank Corp.	54,638	1,521,668
	Interchange Financial Services Corp.	57,954	1,328,306
*	Intervest Bancshares Corp.	23,500	819,680
*	Investment Technology Group, Inc.	65,500	2,456,250
	Investors Capital Holdings, Ltd.	100	578
	Investors Title Co.	1,862	96,396
	Irwin Financial Corp.	92,200	2,031,166
	ITLA Capital Corp.	14,000	742,280
	K-Fed Bancorp	9,300	173,910
*	Kennedy-Wilson, Inc.	8,600	182,750
*	KMG America Corp.	29,750	249,900
	KNBT Bancorp, Inc.	85,584	1,437,811
*	Knight Capital Group, Inc.	290,423	5,114,349
* #	LaBranche & Co., Inc.	112,200	1,211,760
*	Ladenburg Thalmann Financial Services, Inc.	25,269	29,817
	Lakeland Bancorp, Inc.	19,155	286,367
	Lakeland Financial Corp.	9,049	225,411
	LandAmerica Financial Group, Inc.	51,600	3,153,276
	Leesport Financial Corp.	2,888	70,727

18

		Shares	Value†
	Lincoln Bancorp	1,200	$23,184
	LNB Bancorp, Inc.	2,559	43,170
	LSB Bancshares, Inc.	5,511	92,585
	LSB Corp.	4,200	68,082
	Macatawa Bank Corp.	50,205	1,110,033
	MAF Bancorp, Inc.	102,223	4,496,790
	MainSource Financial Group, Inc.	4,500	82,170
*	MarketAxess Holdings, Inc.	4,900	70,560
*	Marlin Business Services, Inc.	37,133	805,043
	MASSBANK Corp.	7,100	235,081
	Mayflower Co-Op Bank Middleboro	700	9,100
*	Mays (J.W.), Inc.	200	4,250
	MB Financial, Inc.	113,293	4,069,485
#	MBT Financial Corp.	52,325	802,665
	MCG Capital Corp.	177,834	3,474,876
*	Meadowbrook Insurance Group, Inc.	80,400	783,900
	Medallion Financial Corp.	53,922	639,515
	Mercantile Bank Corp.	10,179	389,245
	Mercer Insurance Group, Inc.	20,300	410,263
	Merchants Bancshares, Inc.	20,430	485,212
	Merchants Group, Inc.	1,700	54,502
	Merrill Merchants Bancshares, Inc.	322	8,259
	Meta Financial Group, Inc.	2,300	62,077
	MetroCorp Bancshares, Inc.	13,455	294,530
	MFB Corp.	1,300	47,047
	MicroFinancial, Inc.	22,700	81,266
	Mid Penn Bancorp, Inc.	200	4,986
	Midland Co.	15,247	694,501
	MidSouth Bancorp, Inc.	1,727	51,370
	Mid-State Bancshares	68,203	2,480,543
	Midwest Banc Holdings, Inc.	68,020	1,584,866
	MidWestOne Financial Group, Inc.	296	5,731
	Monroe Bancorp	700	11,900
*	Move, Inc.	435,345	2,411,811
	Municipal Mortgage & Equity, L.L.C.	96,000	2,748,480
	MutualFirst Financial, Inc.	2,484	54,971
	Nara Bancorp, Inc.	80,311	1,628,707
	National Penn Bancshares, Inc.	149,136	3,031,935
	National Western Life Insurance Co. Class A	1,000	228,460
*	Navigators Group, Inc.	51,684	2,391,419
	NBT Bancorp, Inc.	105,199	2,603,675
	NetBank, Inc.	55,733	255,257
	New Hampshire Thrift Bancshares, Inc.	700	11,018
	NewAlliance Bancshares, Inc.	30,700	501,945
*	Newtek Business Services, Inc.	86,488	174,706
*	NexCen Brands, Inc.	143,603	1,054,046
	North Bay Bancorp	1,750	49,087
	North Central Bancshares, Inc.	1,700	67,617
	North Valley Bancorp	1,555	28,767
	Northeast Bancorp	900	16,893
* #	Northern Empire Bancshares	32,100	940,530
	Northrim BanCorp, Inc.	8,096	221,264
	Northway Financial, Inc.	2,500	83,562
	Northwest Bancorp, Inc.	154,905	4,258,338
	NYMAGIC, Inc.	13,000	441,610
	Oak Hill Financial, Inc.	5,500	157,520
	OceanFirst Financial Corp.	37,780	835,694

19

		Shares	Value†
*	Ocwen Financial Corp.	211,434	$3,182,082
	Ohio Casualty Corp.	132,778	3,878,445
	Ohio Valley Banc Corp.	1,800	45,810
	Old National Bancorp	206,000	3,868,680
	Old Second Bancorp, Inc.	6,479	195,212
	Omega Financial Corp.	38,967	1,264,869
	PAB Bankshares, Inc.	4,239	93,512
	Pacific Capital Bancorp	142,827	4,654,732
	Pacific Continental Corp.	2,763	53,602
*	Pacific Mercantile Bancorp	30,420	510,295
*	Pacific Premier Bancorp, Inc.	5,105	60,494
	Pamrapo Bancorp, Inc.	7,500	186,600
	Park Bancorp, Inc.	1,200	40,848
	Parkvale Financial Corp.	5,600	174,720
	Partners Trust Financial Group, Inc.	144,489	1,639,950
	PAULA Financial	6,000	13,860
	Peapack-Gladstone Financial Corp.	8,450	216,320
*	Pelican Financial, Inc. Escrow Shares	300	0
*	Penn Treaty American Corp.	67,600	480,636
	Pennfed Financial Services, Inc.	44,701	865,411
	Penns Woods Bancorp, Inc.	1,131	41,904
*	Pennsylvania Commerce Bancorp, Inc.	7,154	181,783
	Peoples Bancorp of North Carolina	824	23,608
	Peoples Bancorp, Inc. IN	500	9,825
	Peoples Bancorp, Inc. OH	33,018	942,334
	PFF Bancorp, Inc.	85,400	2,818,200
*	Pico Holdings, Inc.	49,200	1,562,592
	Pinnacle Bancshares, Inc.	35	524
*	Pinnacle Financial Partners, Inc.	47,635	1,560,523
*	Piper Jaffray Companies, Inc.	52,200	3,396,654
	Placer Sierra Bancshares	1,700	39,678
*	PMA Capital Corp. Class A	101,108	896,828
	Pocahontas Bancorp, Inc.	4,825	76,959
* #	Portfolio Recovery Associates, Inc.	49,405	2,255,338
	Premier Financial Bancorp, Inc.	5,300	75,260
	Presidential Life Corp.	76,892	1,721,612
	Princeton National Bancorp, Inc.	101	3,277
*	ProAssurance Corp.	90,450	4,633,753
	ProCentury Corp.	40,190	710,961
#	Prosperity Bancshares, Inc.	101,625	3,446,104
#	Provident Bankshares Corp.	101,493	3,742,047
	Provident Financial Holdings, Inc.	20,825	633,913
	Provident Financial Services, Inc.	203,653	3,704,448
	Provident New York Bancorp	131,447	2,000,623
*	PSB Bancorp, Inc.	5,100	82,671
	Pulaski Financial Corp.	24,966	399,456
*	QC Holdings, Inc.	12,800	186,368
	Rainier Pacific Financial Group, Inc.	17,166	330,274
	Renasant Corp.	47,460	1,448,005
	Republic Bancorp, Inc.	209,458	2,861,196
	Republic Bancorp, Inc. Class A	59,255	1,474,264
*	Republic First Bancorp, Inc.	11,783	152,884
	Resource America, Inc.	53,753	1,415,854
*	Rewards Network, Inc.	76,000	425,600
	Riverview Bancorp, Inc.	21,892	338,450

20

		Shares	Value†
	RLI Corp.	76,600	$4,236,746
	Rome Bancorp, Inc.	17,400	225,678
	Royal Bancshares of Pennsylvania, Inc. Class A	4,506	111,794
*	RTW, Inc.	13,050	122,017
	Rurban Financial Corp.	790	8,508
	S&T Bancorp, Inc.	79,381	2,691,016
#	S.Y. Bancorp, Inc.	44,700	1,246,236
	Salisbury Bancorp, Inc.	152	5,852
	Sanders Morris Harris Group, Inc.	57,739	740,214
	Sandy Spring Bancorp, Inc.	50,250	1,890,907
	SCBT Financial Corp.	3,258	131,721
*	SCPIE Holdings, Inc.	11,700	308,295
*	Seabright Insurance Holdings	52,000	829,400
	Seacoast Banking Corp. of Florida	58,753	1,410,072
	Security Bank Corp.	16,662	414,884
	Selective Insurance Group, Inc.	87,561	4,861,387
	Siebert Financial Corp.	22,100	110,058
#	Sierra Bancorp	31,307	963,316
	Simmons First National Corp. Class A	44,027	1,412,826
*	Southcoast Financial Corp.	3,951	82,062
#	Southern Banc Co., Inc.	200	3,095
	Southern Community Financial Corp.	13,500	137,700
*	Southern Connecticut Bancorp, Inc.	300	2,130
#	Southside Bancshares, Inc.	11,741	303,974
	Southwest Bancorp, Inc.	44,076	1,177,270
	State Auto Financial Corp.	127,012	4,237,120
	State Bancorp, Inc.	34,650	628,724
	Sterling Bancorp	58,043	1,079,600
	Sterling Bancshares, Inc.	140,799	2,593,518
#	Sterling Financial Corp.	114,405	3,838,288
	Sterling Financial Corp. (PA)	10,109	234,933
	Stewart Information Services Corp.	53,200	2,077,992
* #	Stifel Financial Corp.	36,600	1,428,132
*	Stratus Properties, Inc.	11,139	340,074
	Suffolk Bancorp	31,688	1,149,958
	Summit Bancshares, Inc.	27,606	756,128
	Summit Bank Corp.	5,295	125,439
*	Sun American Bancorp	4,200	22,806
*	Sun Bancorp, Inc.	62,679	1,261,101
*	Superior Bancorp	80,900	877,765
	Susquehanna Bancshares, Inc.	160,691	4,444,713
	Sussex Bancorp	600	9,210
* #	SVB Financial Group	71,258	3,383,330
	SWS Group, Inc.	35,618	1,152,955
	Synergy Financial Group, Inc.	6,366	102,493
	Taylor Capital Group, Inc.	8,057	295,531
	Team Financial, Inc.	2,000	32,200
	Teche Holding Co.	700	36,855
*	Tejon Ranch Co.	51,600	2,619,732
* #	Temecula Valley Bancorp, Inc.	6,403	144,132
*	Texas Capital Bancshares, Inc.	11,500	224,250
	Texas United Bancshares, Inc.	100	3,366
	TF Financial Corp.	2,800	88,144
*	The Bancorp, Inc.	42,350	1,135,403
* #	The Enstar Group, Inc.	411	38,190
*	The Intergroup Corp.	1,960	37,436
	The Phoenix Companies, Inc.	256,500	4,142,475
	The Savannah Bancorp, Inc.	400	13,920

21

		Shares	Value†
*	Thomas Weisel Partners Group, Inc.	5,000	$106,600
	TIB Financial Corp.	4,352	74,854
	TierOne Corp.	56,312	1,756,371
	Timberland Bancorp, Inc.	12,485	462,944
	Tompkins County Trustco, Inc.	10,538	476,844
	Tower Financial Corp.	2,600	47,840
	Tower Group, Inc.	28,100	925,614
*	Tradestation Group, Inc.	138,587	2,021,984
*	Trammell Crow Co.	108,200	5,334,260
* #	Trenwick Group, Ltd.	11,975	11
*	Triad Guaranty, Inc.	46,114	2,480,933
	Trico Bancshares	49,200	1,330,368
#	TrustCo Bank Corp. NY	232,004	2,614,685
*	U.S.I. Holdings Corp.	39,500	618,570
	UMB Financial Corp.	132,282	4,865,332
	Umpqua Holdings Corp.	161,818	4,857,776
*	Unico American Corp.	12,300	136,530
	Union Bankshares Corp.	40,355	1,248,987
*	United America Indemnity, Ltd.	23,343	585,676
	United Bancshares, Inc.	200	3,250
	United Bankshares, Inc.	122,800	4,737,624
*	United Capital Corp.	10,650	278,711
	United Community Banks, Inc.	124,512	4,149,985
	United Community Financial Corp.	95,772	1,194,277
	United Financial Bancorp, Inc.	4,500	64,710
	United Financial Corp.	1,181	27,222
	United Fire & Casualty Co.	74,142	2,617,213
*	United PanAm Financial Corp.	49,852	602,212
#	United Security Bancshares	10,026	249,547
	Unity Bancorp, Inc.	6,529	90,753
*	Universal American Financial Corp.	175,452	3,289,725
#	Univest Corporation of Pennsylvania	40,153	1,240,326
	USB Holding Co., Inc.	66,805	1,600,671
*	Vesta Insurance Group, Inc.	800	6
#	Vineyard National Bancorp Co.	13,600	294,032
* #	Virginia Commerce Bancorp, Inc.	64,460	1,253,102
	Virginia Financial Group, Inc.	953	26,179
	Washington Banking Co.	17,773	299,475
	Washington Savings Bank, FSB	3,500	30,905
	Washington Trust Bancorp, Inc.	41,663	1,170,314
	Wayne Savings Bancshares, Inc.	1,800	26,559
	Webster Financial Corp.	6,589	314,757
	Wesbanco, Inc.	67,561	2,205,191
	West Bancorporation	50,891	926,216
	West Coast Bancorp	48,129	1,659,969
#	Westamerica Bancorporation	95,787	4,744,330
	Westbank Corp.	7,490	181,108
*	Western Alliance Bancorp	81,600	2,838,864
	Westfield Financial, Inc.	900	29,808
	Westwood Holdings Group, Inc.	6,979	159,540
	Willow Financial Bancorp, Inc.	44,963	674,445
	Wilshire Bancorp, Inc.	90,450	1,728,499
	Wilshire Enterprises, Inc.	7,307	34,635
	Wintrust Financial Corp.	79,719	3,796,219
*	World Acceptance Corp.	64,909	2,946,220
	WVS Financial Corp.	100	1,670
	Yardville National Bancorp	38,483	1,494,295
	Zenith National Insurance Corp.	44,300	2,044,888
* #	ZipRealty, Inc.	5,400	41,904
Total Financials			536,100,467

22

		Shares	Value†
Health Care — (12.1%)
*	A.D.A.M., Inc.	700	$4,158
*	Abaxis, Inc.	39,300	758,883
*	Abiomed, Inc.	84,970	1,076,570
*	Acacia Research-CombiMatrix	76,538	76,538
* #	Acadia Pharmaceuticals, Inc.	95,110	890,230
*	Accelr8 Technology Corp.	880	1,866
*	Accelrys, Inc.	84,316	510,955
*	Access Pharmaceuticals, Inc.	5,400	8,910
* #	Acusphere, Inc.	74,830	216,259
*	Adolor Corp.	137,700	1,079,568
* #	Advanced Magnetics, Inc.	37,024	2,062,977
*	Advancis Pharmaceutical Corp.	97,101	378,694
*	ADVENTRX Pharmaceuticals, Inc.	202,100	478,977
* #	Air Methods Corp.	37,670	989,591
*	Akorn, Inc.	169,900	893,674
#	Aksys, Ltd.	78,570	42,428
*	Albany Molecular Research, Inc.	107,260	1,190,586
* #	Alexion Pharmaceuticals, Inc.	101,100	4,375,608
* #	Align Technology, Inc.	202,410	2,657,643
*	Alkermes, Inc.	74,422	1,129,726
*	Alliance Imaging, Inc.	154,600	921,416
*	Allied Healthcare International, Inc.	97,883	205,554
*	Allied Healthcare Products, Inc.	7,200	36,648
* #	Allos Therapeutics, Inc.	184,510	1,086,764
* #	Allscripts Healthcare Solutions, Inc.	162,442	4,535,381
*	Almost Family, Inc.	1,600	48,640
* #	Alnylam Pharmaceuticals, Inc.	102,905	2,209,370
	Alpharma, Inc. Class A	137,500	3,011,250
*	Alteon, Inc.	57,900	9,264
*	Amedisys, Inc.	52,075	2,039,778
*	America Services Group, Inc.	33,358	530,726
*	American Caresource Holding, Inc.	367	862
*	American Claims Evaluation, Inc.	1,000	2,000
*	American Dental Partners, Inc.	43,085	763,466
* #	American Medical Systems Holdings, Inc.	216,726	3,729,854
	American Shared Hospital Services	9,200	56,580
*	AMERIGROUP Corp.	153,200	5,237,908
*	AMICAS, Inc.	140,071	385,195
*	AMN Healthcare Services, Inc.	102,400	2,841,600
*	Amsurg Corp.	92,533	1,899,702
	Analogic Corp.	43,200	2,285,280
*	Anesiva, Inc.	17,834	118,061
* #	Angeion Corp.	215	2,988
*	AngioDynamics, Inc.	15,232	318,806
*	Anika Therapeutics, Inc.	33,971	428,714
* #	Antigenics, Inc.	146,713	311,032
*	AP Pharma, Inc.	44,423	47,977
* #	Aphton Corp.	89,388	349
*	Applera Corp. - Celera Genomics Group	189,400	2,717,890
* #	Apria Healthcare Group, Inc.	135,800	3,390,926
*	Aradigm Corp.	13,957	16,748
* #	Arcadia Resources, Inc.	104,300	276,395

23

		Shares	Value†
* #	Arena Pharmaceuticals, Inc.	151,516	$1,954,556
*	Argonaut Technologies, Inc.	3,398	1,019
*	Ariad Pharmaceuticals, Inc.	167,131	897,493
*	Arqule, Inc.	110,314	558,189
*	Array BioPharma, Inc.	125,303	1,651,494
	Arrhythmia Research Technology, Inc.	8,000	211,200
	Arrow International, Inc.	143,548	5,015,567
* #	Arthrocare Corp.	86,310	3,596,538
*	Aspect Medical Systems, Inc.	63,876	1,211,089
* #	AtheroGenics, Inc.	126,200	1,557,308
	Atrion Corp.	4,624	353,713
*	ATS Medical, Inc.	87,397	194,895
*	Auxilium Pharmaceuticals, Inc.	28,500	475,380
* #	AVANIR Pharmaceuticals Class A	90,925	259,136
*	Avant Immunotherapeutics, Inc.	207,734	303,292
* #	AVI BioPharma, Inc.	153,500	557,205
*	Avigen, Inc.	80,043	486,661
*	AXM Pharma, Inc.	29,900	3,588
*	Barrier Therapeutics, Inc.	70,000	514,500
*	Bentley Pharmaceuticals, Inc.	68,060	625,471
*	Bioanalytical Systems, Inc.	4,700	25,850
* #	BioCryst Pharmaceuticals, Inc.	93,536	1,069,116
* #	Bioenvision, Inc.	128,562	637,668
*	Bio-Imaging Technologies, Inc.	35,890	256,972
* #	BioLase Technology, Inc.	69,908	602,607
*	BioMarin Pharmaceutical, Inc.	273,782	4,684,410
*	Bio-Rad Laboratories, Inc. Class A	15,300	1,207,935
* #	Bio-Reference Laboratories, Inc.	41,846	1,017,276
*	BioSante Pharmaceuticals, Inc.	55,100	140,505
*	BioScrip, Inc.	107,605	352,944
*	Biosite, Inc.	55,645	2,716,589
*	BioSphere Medical, Inc.	50,000	341,500
* #	BioTime, Inc.	4,200	1,596
*	Bioveris Corp.	36,700	352,687
*	Bovie Medical Corp.	45,900	339,660
*	Bradley Pharmaceuticals, Inc.	53,951	1,136,208
*	Bruker BioSciences Corp.	326,319	2,522,446
* #	BSD Medical Corp.	58,700	316,980
*	Caliper Life Sciences, Inc.	97,039	546,330
	Cambrex Corp.	85,900	1,895,813
*	Candela Corp.	71,310	941,292
*	Cantel Medical Corp.	48,360	675,106
*	Capital Senior Living Corp.	71,100	729,486
*	Caraco Pharmaceutical Laboratories, Ltd.	83,750	1,015,050
*	Cardiac Science Corp.	34,213	279,178
*	CardioDynamics International Corp.	122,702	101,843
*	Cardiotech International, Inc.	57,363	117,594
*	Cell Genesys, Inc.	132,436	513,852
* #	Cell Therapeutics, Inc.	168,900	307,398
*	Cellegy Pharmaceuticals, Inc.	3,220	274
* #	Centene Corp.	124,700	3,249,682
* #	Cepheid, Inc.	169,306	1,598,249
*	Cerus Corp.	86,200	670,636
*	Chad Therapeutics, Inc.	9,700	22,116
	Chemed Corp.	76,200	2,851,404

24

		Shares	Value†
*	Cholestech Corp.	48,000	$882,240
*	Ciphergen Biosystems, Inc.	73,586	77,265
*	Clarient, Inc.	20,200	25,452
*	Clinical Data, Inc.	4,343	72,615
	CNS, Inc.	43,420	1,620,434
* #	Collagenex Pharmaceuticals, Inc.	56,043	737,526
* #	Columbia Laboratories, Inc.	128,000	552,960
	Computer Programs & Systems, Inc.	31,200	1,123,200
*	Conceptus, Inc.	93,636	2,147,073
*	Conmed Corp.	89,254	1,975,191
*	Connetics Corp.	102,060	1,771,762
* #	Conor Medsystems, Inc.	26,200	846,784
*	Corautus Genetics, Inc.	1,542	617
*	Corcept Therapeutics, Inc.	65,606	57,077
* #	Cortex Pharmaceuticals, Inc.	108,100	153,502
*	Corvel Corp.	30,100	1,723,526
*	Cotherix, Inc.	58,300	778,305
*	Critical Therapeutics, Inc.	94,703	184,671
*	Criticare Systems, Inc.	35,000	108,500
*	Cross Country Healthcare, Inc.	102,657	2,037,741
*	CryoCor, Inc.	8,950	23,986
*	CryoLife, Inc.	79,400	524,834
*	Cubist Pharmaceuticals, Inc.	174,840	3,559,742
*	CuraGen Corp.	179,631	786,784
* #	Curative Health Services, Inc.	37,800	0
*	Curis, Inc.	130,759	201,369
*	Cutera, Inc.	40,400	1,136,856
*	CV Therapeutics, Inc.	125,205	1,499,956
* #	Cyberonics, Inc.	66,700	1,627,480
*	Cypress Bioscience, Inc.	102,833	890,534
* #	Cytogen Corp.	64,070	156,971
*	Cytomedix, Inc.	31,900	31,581
* #	CytRx Corp.	1,700	2,805
	Datascope Corp.	47,234	1,600,288
*	Daxor Corp.	5,539	80,869
*	Del Global Technologies Corp.	10,627	20,191
* #	Dendreon Corp.	229,979	988,910
*	Dendrite International, Inc.	135,559	1,423,369
*	DepoMed, Inc.	119,034	402,335
*	Dialysis Corporation of America	2,484	33,087
*	Digene Corp.	75,500	3,858,050
*	Digirad Corp.	14,700	55,125
*	Dionex Corp.	62,015	3,566,483
* #	Discovery Laboratories, Inc.	199,423	422,777
*	Diversa Corp.	148,430	1,689,133
*	DJO, Inc.	71,100	3,023,172
* #	DOV Pharmaceutical, Inc.	66,928	15,393
* #	Durect Corp.	212,728	995,567
* #	DUSA Pharmaceuticals, Inc.	45,361	244,949
*	Dyax Corp.	139,800	444,564
*	Dynacq Healthcare, Inc.	21,500	34,615
*	Dynavax Technologies Corp.	114,400	1,074,216
*	Eclipsys Corp.	51,100	1,081,787
* #	Elite Pharmaceuticals, Inc.	56,800	120,984
*	Embrex, Inc.	28,481	474,209

25

		Shares	Value†
*	Emeritus Corp.	33,224	$775,780
* #	Emisphere Technologies, Inc.	86,842	471,552
*	Encision, Inc.	1,100	3,311
* #	Encysive Pharmaceuticals, Inc.	183,698	1,109,536
* #	Endocare, Inc.	25,000	40,500
*	Endologix, Inc.	133,951	490,261
*	Enpath Medical, Inc.	14,500	169,215
* #	Entremed, Inc.	179,400	357,006
* #	Enzo Biochem, Inc.	103,304	1,580,551
*	Enzon Pharmaceuticals, Inc.	74,300	618,919
*	EP Medsystems, Inc.	14,500	17,255
* #	Epicept Corp.	13,101	20,962
*	EPIX Pharmaceuticals, Inc.	74,193	342,030
*	eResearch Technology, Inc.	142,210	912,988
*	Escalon Medical Corp.	3,100	8,525
*	etrials Worldwide, Inc.	8,700	34,365
*	ev3, Inc.	179,532	2,978,436
*	Exact Sciences Corp.	76,305	165,582
*	Exactech, Inc.	13,174	184,699
*	Exelixis, Inc.	301,321	2,597,387
*	E-Z-EM, Inc.	33,462	558,146
* #	Five Star Quality Care, Inc.	97,900	995,643
*	Genaera Corp.	22,300	8,251
*	Gene Logic, Inc.	84,972	127,458
* #	Genesis HealthCare Corp.	61,350	2,840,505
* #	Genitope Corp.	103,900	371,962
* #	Genta, Inc.	289,475	231,580
*	Gentiva Health Services, Inc.	84,137	1,349,557
*	GenVec, Inc.	114,669	152,510
* #	Geron Corp.	205,709	1,631,272
*	Greatbatch, Inc.	67,600	1,758,276
* #	GTC Biotherapeutics, Inc.	58,164	70,378
*	GTx, Inc.	24,000	370,080
*	Haemonetics Corp.	83,747	3,792,064
*	Halozyme Therapeutics, Inc.	109,600	316,744
* #	Hana Biosciences, Inc.	7,000	48,300
*	Hanger Orthopedic Group, Inc.	56,252	393,764
*	Harvard Bioscience, Inc.	94,217	432,456
*	HealthAxis, Inc.	750	1,072
*	HealthExtras, Inc.	125,010	2,672,714
*	HealthStream, Inc.	68,000	268,600
*	HealthTronics, Inc.	106,036	712,562
*	Healthways, Inc.	107,200	4,927,984
* #	Hemispherx Biopharma, Inc.	180,600	359,394
*	Hi-Tech Pharmacal Co., Inc.	38,425	547,556
*	HMS Holdings Corp.	60,914	843,659
* #	Hollis-Eden Pharmaceuticals, Inc.	77,453	425,217
	Hooper Holmes, Inc.	206,400	693,504
*	Horizon Health Corp.	41,800	668,800
* #	Human Genome Sciences, Inc.	381,108	4,771,472
* #	Icagen, Inc.	6,500	5,850
* #	ICOS Corp.	151,333	4,886,543
*	ICU Medical, Inc.	44,850	1,812,388
*	IDM Pharma, Inc.	3,888	12,753
*	I-Flow Corp.	72,700	1,049,061

26

		Shares	Value†
* #	Illumina, Inc.	124,015	$4,778,298
* #	Immtech International, Inc.	36,500	240,535
*	Immucor, Inc.	209,727	5,641,656
* #	Immunicon Corp.	85,663	312,670
*	ImmunoGen, Inc.	128,653	706,305
* #	Immunomedics, Inc.	164,100	418,455
*	IMPATH Bankruptcy Liquidating Trust	21,600	50,760
*	IMPATH, Inc.	21,600	0
*	Impax Laboratories, Inc.	147,344	1,222,955
* #	Implant Sciences Corp.	33,500	81,740
*	Incyte Corp.	259,905	1,361,902
*	Indevus Pharmaceuticals, Inc.	184,394	1,390,331
*	Infinity Pharmaceuticals, Inc.	41,499	584,721
*	Inhibitex, Inc.	32,100	55,854
*	Innovative Clinical Solutions, Ltd.	568	2
* #	Inovio Biomedical Corp.	59,700	177,906
* #	Insite Vision, Inc.	18,000	28,260
*	Insmed, Inc.	152,418	259,111
*	Inspire Pharmaceuticals, Inc.	130,969	623,412
*	Integra LifeSciences Holdings	87,955	3,642,217
*	IntegraMed America, Inc.	20,608	276,147
* #	Interleukin Genetics, Inc.	30,800	182,952
* #	InterMune, Inc.	104,600	2,238,440
* #	Interpharm Holdings, Inc.	55,800	125,550
*	IntraBiotics Pharmaceuticals, Inc.	18,700	71,060
*	IntraLase Corp.	69,500	1,459,500
* #	Introgen Therapeutics, Inc.	115,423	515,941
	Invacare Corp.	79,800	1,866,522
*	Inventiv Health, Inc.	87,877	2,663,552
*	Inverness Medical Innovations, Inc.	7,261	283,252
*	Iomed, Inc.	19,600	47,040
*	Iridex Corp.	23,049	262,298
* #	IRIS International, Inc.	55,524	498,606
*	Isis Pharmaceuticals, Inc.	229,013	2,338,223
* #	Isolagen, Inc.	102,900	301,497
* #	Ista Pharmaceuticals, Inc.	80,345	515,011
* #	I-Trax, Inc.	112,900	328,539
*	IVAX Diagnostics, Inc.	16,600	23,240
* #	iVow, Inc.	650	227
*	Kendle International, Inc.	44,503	1,558,940
*	Kensey Nash Corp.	36,054	1,106,137
* #	Keryx Biopharmaceuticals, Inc.	133,850	1,847,130
	Kewaunee Scientific Corp.	2,137	19,318
*	Kindred Healthcare, Inc.	139,778	3,595,090
*	Kosan Biosciences, Inc.	88,206	467,492
*	K-V Pharmaceutical Co. Class A	114,850	2,790,855
*	K-V Pharmaceutical Co. Class B	20,275	499,779
* #	Kyphon, Inc.	123,225	4,161,308
*	La Jolla Pharmaceutical Co.	79,951	265,437
	Landauer, Inc.	27,300	1,484,847
*	Langer, Inc.	3,900	16,809
*	Lannet Co., Inc.	69,530	466,546
#	LCA-Vision, Inc.	62,225	2,190,320
*	Lectec Corp.	1,000	650
*	Lexicon Genetics, Inc.	193,918	719,436

27

		Shares	Value†
* #	Lifecell Corp.	104,100	$2,270,421
*	Lifecore Biomedical, Inc.	40,930	707,680
*	Ligand Pharmaceuticals, Inc. Class B	186,300	1,997,136
* #	Lipid Sciences, Inc.	67,308	115,097
*	Luminex Corp.	97,543	1,249,526
*	Magellan Health Services, Inc.	80,925	3,559,081
* #	Mannkind Corp.	154,077	2,526,863
* #	Martek Biosciences Corp.	99,720	2,443,140
*	Matria Healthcare, Inc.	73,239	2,142,241
* #	Matritech, Inc.	26,900	21,789
*	Matrixx Initiatives, Inc.	30,575	598,047
*	Maxygen, Inc.	111,452	991,923
* #	Medarex, Inc.	353,662	4,770,900
*	MedCath Corp.	58,349	1,510,072
*	Medical Action Industries, Inc.	32,639	1,025,517
*	Medical Staffing Network Holdings, Inc.	82,700	483,795
*	MEDTOX Scientific, Inc.	23,645	312,823
*	Memory Pharmaceuticals Corp.	70,000	175,000
*	Memry Corp.	86,700	202,878
*	Merge Technologies, Inc.	64,244	391,246
	Meridian Bioscience, Inc.	80,956	1,969,659
*	Merit Medical Systems, Inc.	84,776	1,357,264
*	Metabasis Therapeutics, Inc.	49,799	375,982
*	Metropolitan Health Networks, Inc.	154,700	425,425
*	MGI Pharma, Inc.	243,424	4,617,753
* #	MicroIslet, Inc.	22,600	27,346
*	Micromet, Inc.	34,266	65,448
*	Microtek Medical Holdings, Inc.	131,216	526,176
*	Milestone Scientific, Inc.	17,500	22,750
*	Minrad International, Inc.	25,600	129,792
*	Molecular Devices Corp.	49,087	1,036,227
*	Molina Healthcare, Inc.	86,800	2,950,332
* #	Momenta Pharmaceuticals, Inc.	76,647	1,328,293
*	Monogram Biosciences, Inc.	311,835	523,883
*	MTS Medication Technologies	5,400	48,060
*	Myriad Genetics, Inc.	123,157	3,743,973
*	Nabi Biopharmaceuticals	187,150	1,321,279
*	Nanogen, Inc.	120,410	244,432
* #	Nastech Pharmaceutical Co., Inc.	68,033	1,268,135
*	National Dentex Corp.	5,337	95,265
	National Healthcare Corp.	5,000	276,250
	National Home Health Care Corp.	7,065	80,400
*	National Medical Health Card Systems, Inc.	14,500	146,305
	National Research Corp.	12,185	303,650
*	Natus Medical, Inc.	66,900	1,087,794
* #	Nektar Therapeutics	259,583	4,285,715
*	Neogen Corp.	29,195	593,534
* #	Neopharm, Inc.	86,417	631,708
*	Neose Technologies, Inc.	98,524	244,340
*	Neurobiological Technologies, Inc.	2,700	6,156
*	Neurogen Corp.	107,707	582,695
* #	Neurometric, Inc.	35,430	646,597
*	New Brunswick Scientific Co., Inc.	20,530	164,240
* #	New River Pharmaceuticals, Inc.	106,258	5,215,143
*	NitroMed, Inc.	65,778	142,080

28

		Shares	Value†
*	NMT Medical, Inc.	39,699	$577,620
*	North American Scientific, Inc.	39,350	38,169
* #	Northfield Laboratories, Inc.	82,985	1,272,990
*	NovaMed, Inc.	73,167	511,437
* #	Novavax, Inc.	178,171	890,855
*	Noven Pharmaceuticals, Inc.	73,708	1,747,617
*	Novoste Corp.	6,550	17,685
*	NPS Pharmaceuticals, Inc.	128,720	659,046
*	Nutraceutical International Corp.	34,906	529,175
* #	Nutrition 21, Inc.	500	735
*	NuVasive, Inc.	103,052	2,370,196
*	Nuvelo, Inc.	160,981	3,092,445
* #	Occulogix, Inc.	12,200	22,692
*	Odyssey Healthcare, Inc.	103,000	1,275,140
*	Omnicell, Inc.	85,676	1,610,709
*	Onyx Pharmaceuticals, Inc.	117,100	2,049,250
*	Optical Sensors, Inc.	1,633	2,041
	Option Care, Inc.	106,050	1,493,184
*	OraSure Technologies, Inc.	142,350	1,225,633
* #	Orchid Cellmark, Inc.	61,074	196,658
*	Orthologic Corp.	106,463	144,790
*	Oscient Pharmaceuticals Corp.	24,149	142,479
*	Osteotech, Inc.	50,300	283,189
	Owens & Minor, Inc.	124,600	3,866,338
*	Oxigene, Inc.	86,950	415,621
* #	Pain Therapeutics, Inc.	136,922	1,172,052
*	PainCare Holdings, Inc.	136,600	137,966
*	Palatin Technologies, Inc.	190,062	397,230
* #	Palomar Medical Technologies, Inc.	54,694	2,731,965
*	Panacos Pharmaceuticals, Inc.	156,137	1,011,768
*	Par Pharmaceutical Companies, Inc.	101,500	2,001,580
*	Parexel International Corp.	83,762	2,326,071
*	PDI, Inc.	44,359	452,462
*	Pediatric Services of America, Inc.	22,580	285,863
* #	Penwest Pharmaceuticals Co.	71,300	1,225,647
	Perrigo Co.	287,347	4,813,062
* #	Per-Se Technologies, Inc.	117,013	3,226,048
*	Pharmacopia Drug Discovery, Inc.	25,650	105,165
* #	Pharmacyclics, Inc.	64,901	366,691
*	Pharmanet Development Group, Inc.	55,118	1,254,486
* #	Pharmanetics, Inc.	100	1
*	Pharmion Corp.	99,340	2,459,658
* #	PhotoMedex, Inc.	126,944	137,100
*	Point Therapeutics, Inc.	660	719
#	PolyMedica Corp.	71,749	2,839,108
*	Possis Medical, Inc.	53,254	656,089
*	Pozen, Inc.	90,467	1,486,373
*	PRAECIS Pharmaceuticals, Inc.	29,630	57,778
* #	Premier Laser Systems, Inc. Class A	3,400	2
*	Progenics Pharmaceuticals, Inc.	80,300	2,198,614
*	Prospect Medical Holdings, Inc.	15,900	94,605
*	Providence Service Corp.	37,253	995,028
*	ProxyMed, Inc.	39,079	187,579
*	PSS World Medical, Inc.	210,600	4,409,964
	Psychemedics Corp.	15,425	274,565

29

		Shares	Value†
*	Psychiatric Solutions, Inc.	153,466	$5,584,628
* #	QuadraMed Corp.	94,706	273,700
*	Questcor Pharmaceuticals, Inc.	25,900	31,598
*	Quidel Corp.	102,635	1,396,862
*	Quigley Corp.	24,606	187,006
*	Radiation Therapy Services, Inc.	71,900	2,362,634
*	RadNet, Inc.	29,000	143,840
*	Regeneration Technologies, Inc.	91,140	544,106
*	Regeneron Pharmaceuticals, Inc.	169,537	3,646,741
* #	RegeneRx Biopharmaceuticals, Inc.	8,600	22,790
*	RehabCare Group, Inc.	43,800	548,814
* #	Renovis, Inc.	84,500	270,400
*	Repligen Corp.	94,200	275,064
*	Res-Care, Inc.	85,730	1,576,575
*	Retractable Technologies, Inc.	11,200	31,136
*	Rigel Pharmaceuticals, Inc.	77,322	849,769
*	Rita Medical Systems, Inc.	131,721	584,841
*	Rochester Medical Corp.	28,940	332,810
*	Rural/Metro Corp.	13,600	116,688
*	Salix Pharmaceuticals, Ltd.	144,757	2,033,836
*	Sangamo BioSciences, Inc.	105,197	832,108
* #	Santarus, Inc.	148,336	1,114,003
* #	Savient Pharmaceuticals, Inc.	185,500	2,164,785
*	SciClone Pharmaceuticals, Inc.	133,069	330,011
* #	Sciele Pharma, Inc.	105,964	2,395,846
* #	SCOLR Pharma, Inc.	28,700	141,778
*	Seattle Genetics, Inc.	158,135	868,161
* #	Senesco Technologies, Inc.	27,100	31,165
*	Senomyx, Inc.	92,598	1,246,369
*	Sequenom, Inc.	20,721	110,443
*	SeraCare Life Sciences, Inc.	33,389	203,673
*	Signalife, Inc.	3,100	4,650
*	Sirna Therapeutics, Inc.	206,675	2,661,974
#	Sirona Dental Systems, Inc.	43,500	1,607,760
* #	Solexa, Inc.	115,000	1,409,900
*	Sonic Innovations, Inc.	66,600	349,650
*	SonoSite, Inc.	46,945	1,499,893
*	Sonus Pharmaceuticals, Inc.	67,150	392,827
	Span-American Medical System, Inc.	2,800	39,200
* #	Specialized Health Products International, Inc.	18,567	11,326
*	Spectranetics Corp.	92,382	1,006,964
* #	Spectrum Pharmaceuticals, Inc.	75,908	398,517
*	SRI/Surgical Express, Inc.	8,700	36,975
*	Staar Surgical Co.	78,400	549,584
*	StemCells, Inc.	101,580	302,708
* #	Stereotaxis, Inc.	22,000	218,020
	Steris Corp.	134,800	3,469,752
	Stratagene Corp.	28,326	207,346
*	Strategic Diagnostics, Inc.	61,950	209,391
*	Sun Healthcare Group, Inc.	97,092	979,658
* #	Sunesis Pharmaceuticals, Inc.	6,600	30,492
*	SunLink Health Systems, Inc.	1,048	8,594
*	Sunrise Senior Living, Inc.	116,230	3,707,737
*	SuperGen, Inc.	165,759	787,355
* #	SurModics, Inc.	58,192	1,965,726

30

		Shares	Value†
*	Symbion, Inc.	64,701	$1,148,443
*	Symmetry Medical, Inc.	93,300	1,267,947
*	Synovis Life Technologies, Inc.	37,300	307,725
*	Tanox, Inc.	125,570	2,464,939
* #	Telik, Inc.	162,000	2,755,620
*	The Medicines Co.	156,392	4,464,992
*	Theragenics Corp.	92,700	310,545
*	Third Wave Technologies, Inc.	129,273	641,194
*	Thoratec Corp.	161,043	2,372,163
*	Threshold Pharmaceuticals, Inc.	85,400	245,098
*	Titan Pharmaceuticals, Inc.	110,500	236,470
*	TLC Vision Corp.	31,060	135,732
*	Trestle Holdings, Inc.	250	31
*	Trimeris, Inc.	65,078	749,048
*	TriPath Imaging, Inc.	111,352	1,025,552
*	Tripos, Inc.	10,420	7,607
*	TriZetto Group, Inc.	138,132	2,388,302
*	U.S. Physical Therapy, Inc.	33,498	392,597
*	United Surgical Partners International, Inc.	124,357	3,164,886
* #	United Therapeutics Corp.	71,058	4,136,997
*	Urologix, Inc.	38,742	91,044
*	Uroplasty, Inc.	500	1,260
	Utah Medical Products, Inc.	12,839	436,269
	Valeant Pharmaceuticals International	287,187	4,821,870
*	Varian, Inc.	95,999	4,231,636
*	Vascular Solutions, Inc.	46,800	336,960
*	Vaxgen, Inc.	41,100	69,459
* #	Ventana Medical Systems, Inc.	114,742	4,829,491
*	ViaCell, Inc.	24,500	121,275
*	Viasys Healthcare, Inc.	100,800	2,843,568
*	Vical, Inc.	91,463	588,107
*	ViroPharma, Inc.	212,674	3,277,306
* #	Vision-Sciences, Inc.	5,000	6,925
*	VistaCare, Inc.	49,345	553,157
*	Vital Images, Inc.	40,992	1,322,812
	Vital Signs, Inc.	40,940	2,259,479
* #	Vivus, Inc.	145,175	589,410
	West Pharmaceutical Services, Inc.	97,200	4,772,520
*	Wright Medical Group, Inc.	106,326	2,544,381
*	Xenoport, Inc.	43,172	1,157,873
	Young Innovations, Inc.	634	22,634
* #	Zevex International, Inc.	11,066	94,393
*	Zila, Inc.	133,329	355,988
*	Zoll Medical Corp.	28,962	1,501,969
*	Zymogenetics, Inc.	201,114	3,159,501
Total Health Care			516,712,182

Industrials — (12.8%)
* #	3-D Systems Corp.	25,670	368,878
	AAON, Inc.	25,366	708,219
*	AAR Corp.	117,583	3,126,532
*	Ablest, Inc.	2,100	13,345
	ABM Industries, Inc.	156,700	3,254,659
*	ABX Air, Inc.	177,183	1,121,568
* #	Acco Brands Corp.	157,800	4,006,542

31

		Shares	Value†
*	Accuride Corp.	64,400	$725,144
	Aceto Corp.	76,875	653,437
*	Active Power, Inc.	142,756	382,586
#	Actuant Corp.	79,080	4,275,065
#	Administaff, Inc.	81,100	3,412,688
*	AeroCentury Corp.	300	1,710
*	Aerosonic Corp.	10,600	66,780
*	AirNet Systems, Inc.	21,500	65,790
* #	Airtran Holdings, Inc.	263,200	3,271,576
	Alamo Group, Inc.	23,700	546,048
*	Alaska Air Group, Inc.	123,600	5,083,668
#	Albany International Corp. Class A	84,072	2,623,046
*	Allied Defense Group, Inc.	16,600	287,180
	American Ecology Corp.	56,250	1,175,625
*	American Locker Group, Inc.	300	1,290
* #	American Science & Engineering, Inc.	25,500	1,617,720
* #	American Superconductor Corp.	116,099	1,220,200
#	American Woodmark Corp.	50,976	1,987,554
	Ameron International Corp.	26,400	1,985,544
*	Amistar Corp.	1,600	3,600
*	AML Communications, Inc.	1,200	996
	Ampco-Pittsburgh Corp.	10,955	380,029
#	Amrep Corp.	7,370	646,202
	Angelica Corp.	29,500	646,050
*	APAC Customer Services, Inc.	157,275	459,243
	Apogee Enterprises, Inc.	90,310	1,548,816
	Applied Industrial Technologies, Inc.	122,325	3,481,370
	Applied Signal Technologies, Inc.	35,314	559,374
* #	Argon ST, Inc.	66,225	1,501,321
	Arkansas Best Corp.	78,200	2,963,780
* #	Armor Holdings, Inc.	11,300	639,015
* #	Arotech Corp.	4,620	9,332
	Art’s-Way Manufacturing Co., Inc.	200	1,274
*	Astec Industries, Inc.	69,100	2,353,546
*	Astronics Corp.	7,525	130,183
* #	ASV, Inc.	77,932	1,164,304
*	Atlas Air Worldwide Holding, Inc.	38,300	1,622,388
*	Avalon Holding Corp. Class A	4,450	31,417
*	Axsys Technologies, Inc.	28,350	480,533
*	AZZ, Inc.	18,600	792,732
	Badger Meter, Inc.	43,600	1,132,292
*	Baker (Michael) Corp.	24,500	499,310
	Baldor Electric Co.	103,133	3,582,840
*	Baldwin Technology Co., Inc. Class A	18,800	95,504
	Banta Corp.	74,700	2,705,634
	Barnes Group, Inc.	165,900	3,475,605
	Barrett Business Services, Inc.	36,000	864,000
* #	BE Aerospace, Inc.	136,410	3,575,306
	Belden CDT, Inc.	129,239	5,145,005
*	Blount International, Inc.	131,600	1,546,300
	BlueLinx Holdings, Inc.	79,400	858,314
	Bowne & Co., Inc.	81,860	1,295,025
*	Breeze-Eastern Corp.	6,100	74,603
#	Briggs & Stratton Corp.	10,600	287,154
* #	BTU International, Inc.	19,900	189,846

32

		Shares	Value†
*	Butler International, Inc.	8,200	$17,630
#	C&D Technologies, Inc.	79,200	306,504
*	Cannon Express, Inc.	200	0
* #	Capstone Turbine Corp.	297,900	405,144
	Cascade Corp.	40,300	2,111,720
*	Casella Waste Systems, Inc. Class A	75,189	820,312
*	Catalytica Energy Systems, Inc.	19,291	29,901
*	CBIZ, Inc.	224,697	1,572,879
	CDI Corp.	57,500	1,496,725
*	Celadon Group, Inc.	74,002	1,370,517
	Central Parking Corp.	95,937	1,751,810
*	Cenveo, Inc.	170,600	3,391,528
* #	Ceradyne, Inc.	86,365	4,561,799
	Champion Industries, Inc.	27,847	215,536
*	Channell Commercial Corp.	7,200	22,536
	Chase Corp.	3,900	88,745
	Chicago Rivet & Machine Co.	200	4,490
	CIRCOR International, Inc.	44,290	1,627,658
	Clarcor, Inc.	155,900	5,146,259
*	Clean Harbors, Inc.	62,754	2,681,478
*	Columbus McKinnon Corp.	54,300	1,261,389
*	Comforce Corp.	12,877	30,905
	Comfort Systems USA, Inc.	126,000	1,699,740
*	Commercial Vehicle Group, Inc.	65,556	1,534,010
*	Competitive Technologies, Inc.	6,000	15,900
*	Compudyne Corp.	25,704	169,389
	CompX International, Inc.	5,000	87,450
*	COMSYS IT Partners, Inc.	60,299	1,110,105
*	Conrad Industries, Inc.	7,000	34,650
*	Consolidated Freightways Corp.	150	0
*	Consolidated Graphics, Inc.	42,982	2,514,447
* #	Continental Airlines, Inc.	110,200	4,478,528
*	Cornell Companies, Inc.	37,500	675,000
*	Corrpro Companies, Inc.	7,075	9,551
*	CoStar Group, Inc.	56,611	2,791,488
*	Covenant Transport, Inc. Class A	30,955	375,484
*	CPI Aerostructures, Inc.	14,966	98,626
* #	CRA International, Inc.	37,000	1,910,310
*	Cross (A.T.) Co. Class A	14,300	114,257
	Cubic Corp.	85,500	1,898,100
#	Curtiss-Wright Corp.	136,200	4,841,910
* #	Delta Air Lines, Inc.	269,947	359,030
*	Devcon International Corp.	3,500	22,295
*	DHB Industries, Inc.	132,600	347,412
	Diamond Management & Technology Consultants, Inc.	106,050	1,182,458
* #	Distributed Energy Systems Corp.	104,150	434,306
* #	Document Securities Systems, Inc.	41,400	434,700
*	Dollar Thrifty Automotive Group, Inc.	73,500	3,128,895
*	Ducommun, Inc.	31,500	723,555
*	Dynamex, Inc.	32,799	756,017
	Dynamic Materials Corp.	4,000	115,200
#	Eagle Bulk Shipping, Inc.	112,201	1,872,635
	Eastern Co.	7,715	138,870
	Ecology & Environment, Inc. Class A	2,000	20,440

33

		Shares	Value†
	EDO Corp.	63,100	$1,383,783
*	EGL, Inc.	117,944	3,767,131
*	Electro Rent Corp.	79,161	1,191,373
	ElkCorp	59,200	2,128,240
*	EMCOR Group, Inc.	91,200	5,441,904
* #	Encore Wire Corp.	69,769	1,720,504
* #	Energy Conversion Devices, Inc.	85,860	3,278,135
*	EnerSys	150,700	2,513,676
* #	ENGlobal Corp.	76,400	524,868
	Ennis, Inc.	81,800	1,865,858
*	EnPro Industries, Inc.	65,600	2,288,128
*	Environmental Tectonics Corp.	7,500	36,075
* #	ESCO Technologies, Inc.	80,000	3,544,000
	Espey Manufacturing & Electronics Corp.	2,800	49,700
*	Essex Corp.	61,994	1,476,077
*	Esterline Technologies Corp.	79,000	3,076,260
*	Evercel, Inc.	466	862
* #	Evergreen Solar, Inc.	193,727	1,790,037
*	Exponent, Inc.	48,110	857,320
*	ExpressJet Holdings, Inc.	167,000	1,319,300
	Federal Signal Corp.	149,000	2,416,780
*	Fiberstars, Inc.	35,200	213,664
*	First Aviation Services, Inc.	6,100	22,601
*	First Consulting Group, Inc.	78,403	975,333
*	Flanders Corp.	81,697	807,983
#	Florida East Coast Industries, Inc.	2,006	120,099
*	Flow International Corp.	115,178	1,277,324
*	Flowserve Corp.	500	26,920
*	FLYi, Inc.	97	1
*	Fortune Industries, Inc.	100	420
	Forward Air Corp.	100,100	3,333,330
*	Foster (L.B.) Co. Class A	9,700	221,645
#	Franklin Electric Co., Inc.	71,095	3,684,143
* #	Frontier Airlines Holdings, Inc.	94,662	776,228
	Frozen Food Express Industries, Inc.	51,982	441,847
*	FTI Consulting, Inc.	124,725	3,352,608
* #	FuelCell Energy, Inc.	159,354	1,038,988
	G & K Services, Inc. Class A	65,055	2,575,527
*	Gardner Denver Machinery, Inc.	25,076	958,906
* #	Gehl Co.	37,650	1,018,809
#	Gencorp, Inc.	159,811	2,206,990
*	General Cable Corp.	115,700	4,917,250
*	General Employment Enterprises, Inc.	3,000	5,700
*	Genesee & Wyoming, Inc.	117,275	3,150,007
*	Global Cash Access, Inc.	38,000	609,140
*	Global Payment Technologies, Inc.	5,400	7,398
*	Global Power Equipment Group, Inc.	41,000	26,650
	Gorman-Rupp Co.	33,168	1,245,790
*	GP Strategies Corp.	48,260	376,911
*	Graftech International, Ltd.	313,200	2,114,100
	Graham Corp.	3,700	50,320
	Greenbrier Companies, Inc.	49,400	1,826,318
*	Griffon Corp.	92,180	2,197,571
	Hardinge, Inc.	16,100	250,838
	Harland (John H.) Co.	80,500	3,451,840

34

		Shares	Value†
*	Hawaiian Holdings, Inc.	144,275	$673,764
	Healthcare Services Group, Inc.	88,175	2,204,375
	Heartland Express, Inc.	305,161	4,708,634
#	Heico Corp.	71,800	2,670,242
	Heico Corp. Class A	46,565	1,401,607
*	Heidrick & Struggles International, Inc.	56,807	2,376,805
*	Henry Bros. Electronics, Inc.	4,900	16,366
*	Herley Industries, Inc.	42,000	677,880
* #	Hexcel Corp.	160,928	2,880,611
*	Hill International, Inc.	39,189	261,391
*	Hirsch International Corp. Class A	3,200	6,688
	Hi-Shear Technology Corp.	9,900	84,348
*	Hub Group, Inc. Class A	127,176	3,629,603
*	Hudson Highland Group, Inc.	65,560	1,170,246
*	Hudson Technologies, Inc.	4,700	5,311
*	Hurco Companies, Inc.	19,060	490,795
*	Huttig Building Products, Inc.	57,200	298,012
*	ICT Group, Inc.	32,697	1,096,330
*	IHS, Inc.	120,700	4,471,935
*	II-VI, Inc.	90,604	2,339,395
	IKON Office Solutions, Inc.	357,960	5,788,213
*	Industrial Distribution Group, Inc.	24,306	236,011
*	Infrasource Services, Inc.	124,000	2,679,640
*	Innotrac Corp.	16,300	52,160
* #	Innovative Solutions & Support, Inc.	51,350	809,276
*	Insituform Technologies, Inc. Class A	84,419	2,171,257
* #	Integrated Alarm Services Group, Inc.	23,500	70,265
*	Integrated Electrical Services, Inc.	25,228	396,080
*	Interline Brands, Inc.	19,200	466,944
	International Aluminum Corp.	3,000	135,900
*	International Shipholding Corp.	8,000	104,000
	Interpool, Inc.	57,800	1,364,658
*	Intersections, Inc.	54,974	561,834
* #	Ionatron, Inc.	209,785	816,064
*	Jacuzzi Brands, Inc.	235,278	2,948,033
*	JPS Industries, Inc.	8,900	32,040
* #	K&F Industries Holdings, Inc.	84,400	1,758,052
*	Kadant, Inc.	35,720	844,421
	Kaman Corp. Class A	74,600	1,724,752
*	Kansas City Southern	119,302	3,227,119
#	Kaydon Corp.	87,400	3,491,630
	Kelly Services, Inc. Class A	100,866	2,939,235
*	Kenexa Corp.	62,609	1,931,488
*	Key Technology, Inc.	4,900	66,003
*	Kforce, Inc.	125,855	1,675,130
* #	Kirby Corp.	700	25,228
#	Knight Transportation, Inc.	266,179	4,690,074
	Knoll, Inc.	96,700	2,012,327
* #	Korn/Ferry International	133,100	3,102,561
*	K-Tron International, Inc.	5,778	386,837
*	LaBarge, Inc.	46,200	641,256
*	Labor Ready, Inc.	158,100	2,991,252
*	Ladish Co., Inc.	44,000	1,484,560
	Lawson Products, Inc.	13,987	702,567
*	Layne Christensen Co.	47,479	1,461,878

35

		Shares	Value†
*	Learning Tree International, Inc.	51,181	$466,771
*	LECG Corp.	76,000	1,390,040
*	LGL Group, Inc.	2,000	15,000
	Lindsay Manufacturer Co.	35,800	1,233,310
*	LMI Aerospace, Inc.	34,641	593,400
	LSI Industries, Inc.	66,483	1,136,194
*	Lydall, Inc.	40,700	427,350
*	M&F Worldwide Corp.	61,600	1,010,856
*	Mac-Gray Corp.	28,600	313,170
*	Magnetek, Inc.	90,900	498,132
*	MAIR Holdings, Inc.	53,016	302,721
*	Marten Transport, Ltd.	63,382	1,160,524
*	Maxco, Inc.	3,000	31,350
	McGrath Rentcorp.	77,414	2,438,541
*	Meadow Valley Corp.	2,300	23,230
*	Media Sciences International, Inc.	2,800	17,136
* #	Medialink Worldwide, Inc.	11,300	58,647
*	Merrimac Industries, Inc.	2,960	29,748
*	Mesa Air Group, Inc.	101,235	827,090
	Met-Pro Corp.	33,807	479,383
*	MFRI, Inc.	16,605	340,901
* #	Microvision, Inc.	57,123	149,091
*	Middleby Corp.	22,487	2,282,431
* #	Midwest Air Group, Inc.	57,700	477,756
*	Milacron, Inc.	150,305	111,226
* #	Millennium Cell, Inc.	57,100	60,526
*	Miller Industries, Inc.	32,680	729,744
	Mine Safety Appliances Co.	112,800	4,073,208
*	Misonix, Inc.	20,100	81,204
*	Mobile Mini, Inc.	109,830	3,015,932
*	Modtech Holdings, Inc.	50,350	246,715
*	Moog, Inc. Class A	114,700	4,195,726
*	Moog, Inc. Class B	4,850	176,637
*	MTC Technologies, Inc.	44,748	1,167,475
	Mueller Industries, Inc.	114,545	3,905,985
	Multi-Color Corp.	6,919	233,309
*	M-Wave, Inc.	2,300	1,656
	NACCO Industries, Inc. Class A	6,400	954,560
*	Nashua Corp.	6,400	46,752
*	National Patent Development Corp.	14,160	21,948
*	National Technical Systems, Inc.	21,100	140,315
* #	Navigant Consulting, Inc.	164,300	3,129,915
*	NCI Building Systems, Inc.	61,500	3,393,570
	Nordson Corp.	104,375	5,040,269
*	North America Galvanizing & Coatings, Inc.	6,500	34,320
* #	Northwest Airlines Corp.	60,357	203,403
*	NuCo2, Inc.	48,700	1,216,039
*	Odyssey Marine Exploration, Inc.	143,000	453,310
*	Old Dominion Freight Line, Inc.	115,622	3,099,826
*	Omega Flex, Inc.	25,100	507,020
*	On Assignment, Inc.	83,815	915,260
*	Orbit International Corp.	1,977	13,384
*	Orbital Sciences Corp.	185,052	3,353,142
*	P.A.M. Transportation Services, Inc.	20,468	491,027
*	Paragon Technologies, Inc.	9,400	55,272

36

		Shares	Value†
*	Park-Ohio Holdings Corp.	29,235	$487,347
*	Patrick Industries, Inc.	6,275	76,618
*	Patriot Transportation Holding, Inc.	4,703	432,629
*	Peerless Manufacturing Co.	5,911	147,775
*	Pemco Aviation Group, Inc.	950	8,251
*	Perini Corp.	81,200	2,640,624
*	PHH Corp.	165,100	4,751,578
*	Pinnacle Airlines Corp.	68,500	673,355
* #	Plug Power, Inc.	221,443	899,059
	Portec Rail Products, Inc.	16,500	173,250
*	Powell Industries, Inc.	19,730	470,955
*	Power-One, Inc.	267,661	1,959,279
*	PPT Vision, Inc.	1,700	731
	Preformed Line Products Co.	8,071	261,258
* #	PRG-Schultz International, Inc.	16,122	126,558
	Providence & Worcester Railroad Co.	3,900	78,975
#	PW Eagle, Inc.	38,300	1,307,562
*	Quality Distribution, Inc.	58,800	784,392
* #	Quanta Services, Inc.	237,688	4,356,821
	Quipp, Inc.	1,400	10,514
	Quixote Corp.	26,740	514,478
*	RailAmerica, Inc.	121,400	1,936,330
	Raven Industries, Inc.	52,350	1,461,089
*	RCM Technologies, Inc.	10,727	66,186
	Regal-Beloit Corp.	95,704	4,893,346
*	Republic Airways Holdings, Inc.	130,578	2,255,082
*	Resources Connection, Inc.	148,736	4,317,806
	Robbins & Myers, Inc.	45,900	1,964,061
	Rollins, Inc.	210,150	4,604,387
*	Rush Enterprises, Inc. Class A	52,771	959,377
*	Rush Enterprises, Inc. Class B	6,800	114,852
*	Saia, Inc.	37,454	928,485
	Schawk, Inc.	44,700	856,899
*	School Specialty, Inc.	68,200	2,526,810
*	Schuff International, Inc.	6,800	102,000
*	Secom General Corp.	140	132
*	Sequa Corp. Class A	6,700	762,795
*	Sequa Corp. Class B	2,500	285,000
	Servidyne, Inc.	330	1,346
*	Servotronics, Inc.	1,300	10,530
*	Shaw Group, Inc.	116,307	3,476,416
*	SIFCO Industries, Inc.	5,650	36,443
* #	Simclar, Inc.	6,400	38,976
#	Simpson Manufacturing Co., Inc.	36,849	1,141,214
*	Sirva, Inc.	210,200	798,760
*	Sitel Corp.	214,000	883,820
	Skywest, Inc.	152,996	3,861,619
*	SL Industries, Inc.	9,500	152,000
	Smith (A.O.) Corp.	67,550	2,417,615
*	Smithway Motor Xpress Corp. Class A	3,900	42,120
*	SPACEHAB, Inc.	25,866	20,175
*	Sparton Corp.	8,790	76,473
*	Spherion Corp.	162,820	1,172,304
*	Spherix, Inc.	11,700	23,751
* #	Spire Corp.	20,741	169,039

37

		Shares	Value†
* #	Standard Automotive Corp.	4,400	$0
*	Standard Parking Corp.	30,826	1,165,839
	Standard Register Co.	75,100	934,995
	Standex International Corp.	38,400	1,141,632
	Starrett (L.S.) Co. Class A	4,700	73,367
*	Sterling Construction Co., Inc.	31,500	757,575
*	Stonepath Group, Inc.	65,000	13,000
*	Strategic Distribution, Inc.	2,929	34,386
	Sun Hydraulics, Inc.	33,475	700,297
*	Superior Essex, Inc.	62,818	2,223,757
	Supreme Industries, Inc.	15,908	103,720
	Synagro Techonologies, Inc.	237,135	1,074,222
	Sypris Solutions, Inc.	54,547	406,921
*	SYS	35,100	79,326
	TAL International Group, Inc.	22,900	570,210
*	Target Logistics, Inc.	11,000	28,050
* #	Taser International, Inc.	192,800	1,634,944
	TB Wood’s Corp.	8,600	147,060
*	Team, Inc.	26,000	802,100
*	TeamStaff, Inc.	19,500	25,545
	Tech/Ops Sevcon, Inc.	4,175	29,517
	Technology Research Corp.	16,750	68,173
	Tecumseh Products Co. Class A	38,900	630,569
*	Teledyne Technologies, Inc.	106,600	4,285,320
* #	TeleTech Holdings, Inc.	214,696	4,847,836
	Tennant Co.	57,700	1,676,185
*	Tetra Tech, Inc.	178,696	3,118,245
*	The Advisory Board Co.	60,397	3,350,222
*	The Geo Group, Inc.	60,300	2,264,868
* #	The Lamson & Sessions Co.	48,300	1,038,450
	Thomas Group, Inc.	3,900	51,168
*	Timco Aviation Services, Inc.	153	597
#	Titan International, Inc.	61,300	1,165,313
	Todd Shipyards Corp.	6,400	106,624
*	Trailer Bridge, Inc.	9,500	73,198
*	TransDigm Group, Inc.	18,000	439,560
*	TRC Companies, Inc.	42,800	408,740
	Tredegar Industries, Inc.	108,191	2,151,919
* #	Trex Co., Inc.	44,900	1,016,985
	Trinity Industries, Inc.	21,349	806,992
	Triumph Group, Inc.	46,802	2,483,314
*	TRM Corp.	28,100	40,464
*	Tufco Technologies, Inc.	4,600	30,360
* #	TurboChef Technologies, Inc.	89,138	1,291,610
	Twin Disc, Inc.	17,300	610,517
*	U.S. Home Systems, Inc.	24,635	243,147
*	U.S. Xpress Enterprises, Inc. Class A	10,523	183,416
	UAP Holding Corp.	153,100	3,675,931
*	Ultralife Batteries, Inc.	46,230	475,707
#	United Industrial Corp.	35,400	1,730,706
*	United Rentals, Inc.	108,900	2,729,034
*	United Stationers, Inc.	95,009	4,406,517
	Universal Forest Products, Inc.	54,005	2,518,793
*	Universal Security Instruments, Inc.	3,369	86,381
*	Universal Truckload Services, Inc.	19,900	474,416

38

		Shares	Value†
*	UQM Technologies, Inc.	72,900	$218,700
*	URS Corp.	1,213	53,566
*	USA Truck, Inc.	31,835	613,460
* #	Valence Technology, Inc.	20,900	45,144
	Valley National Gases, Inc.	6,301	165,149
	Valmont Industries, Inc.	79,100	4,686,675
*	Valpey Fisher Corp.	1,650	5,684
*	Versar, Inc.	24,400	96,136
	Viad Corp.	67,100	2,637,701
	Vicor Corp.	87,319	1,070,531
* #	Volt Information Sciences, Inc.	48,500	2,263,010
	VSE Corp.	4,989	172,669
	Wabash National Corp.	88,400	1,299,480
	Wabtec Corp.	159,100	5,226,435
* #	Washington Group International, Inc.	74,115	4,356,480
*	Waste Connections, Inc.	76,100	3,070,635
	Waste Industries USA, Inc.	43,000	1,291,720
#	Watsco, Inc. Class A	61,500	3,178,320
	Watsco, Inc. Class B	1,350	70,308
	Watson Wyatt & Co. Holdings	122,700	5,693,280
	Watts Water Technologies, Inc.	78,600	3,272,118
	Werner Enterprises, Inc.	237,794	4,434,858
*	Westaff, Inc.	28,300	131,878
* #	Western Power & Equipment Corp.	3,273	1,555
*	Willis Lease Finance Corp.	9,400	94,000
*	Wolverine Tube, Inc.	43,700	49,381
	Woodward Governor Co.	106,068	4,050,737
*	World Air Holdings, Inc.	1,104	9,395
	WSI Industries, Inc.	2,000	6,040
*	Xanser Corp.	107,576	560,471
*	Zareba Systems, Inc.	300	1,460
Total Industrials			547,286,563

Information Technology – (16.7%)
*	24/7 Real Media, Inc.	151,480	1,320,906
*	3Com Corp.	104,194	436,573
* #	8X8, Inc.	19,200	31,488
*	Acacia Research-Acacia Technologies	84,160	1,172,349
* #	Access Integrated Technologies, Inc.	71,200	637,240
*	ACE*COMM Corp.	7,300	6,935
*	Acorn Factor, Inc.	7,100	23,785
*	Actel Corp.	83,335	1,555,031
*	ActivIdentity Corp.	144,943	730,513
*	Actuate Corp.	193,100	1,044,671
*	Adaptec, Inc.	356,600	1,554,776
*	ADDvantage Technologies Group, Inc.	10,367	44,474
*	Adept Technology, Inc.	2,150	24,747
*	Advanced Energy Industries, Inc.	143,264	2,468,439
* #	Advanced Photonix, Inc.	9,000	18,810
*	Advent Software, Inc.	89,685	3,278,884
*	Aehr Test Systems	16,475	81,551
*	Aeroflex, Inc.	228,550	2,756,313
*	Aetrium, Inc.	31,235	101,514
*	Agile Software Corp.	176,371	1,183,449
	Agilysys, Inc.	82,488	1,263,716

39

		Shares	Value†
*	Airspan Networks, Inc.	115,600	$329,460
*	Allen Organ Co. Escrow	800	13,032
*	Alliance Semiconductor Corp.	48,050	179,707
*	Allied Motion Technologies, Inc.	2,800	16,856
*	Altiris, Inc.	93,200	2,310,428
	American Software, Inc. Class A	67,805	556,679
*	American Technical Ceramics Corp.	16,050	206,885
*	AMIS Holdings, Inc.	280,628	3,030,782
* #	Amkor Technology, Inc.	530,969	5,426,503
*	Ampex Corp. Class A	5,825	97,278
* #	Amtech Systems, Inc.	10,468	70,031
* #	Anadigics, Inc.	146,600	1,414,690
*	Analex Corp.	36,800	75,072
*	Analysts International Corp.	60,586	107,843
* #	Analytical Surveys, Inc.	730	489
*	Anaren, Inc.	56,600	1,163,130
*	Andrew Corp.	7,200	71,784
*	Ansoft Corp.	75,478	2,086,212
*	Answerthink, Inc.	131,133	378,974
*	Ansys, Inc.	89,488	4,201,462
*	APA Enterprises, Inc.	11,400	16,872
*	Apogee Technology, Inc.	5,300	3,869
*	Applied Innovation, Inc.	33,100	105,258
*	Applied Micro Circuits Corp.	888,848	3,110,968
*	Applix, Inc.	25,700	272,163
*	Aptimus, Inc.	20,901	161,983
* #	aQuantive, Inc.	166,925	3,989,508
* #	Ardent Communications, Inc.	12,900	26
*	Ariba, Inc.	233,421	1,764,663
*	Arris Group, Inc.	343,600	4,099,148
*	Art Technology Group, Inc.	357,785	844,373
*	ASA International, Ltd.	640	2,080
* #	Ascendia Brands, Inc.	40,200	74,370
*	Aspen Technology, Inc.	165,364	1,612,299
*	Astea International, Inc.	2,800	19,880
	Astro-Med, Inc.	12,189	121,890
*	Asyst Technologies, Inc.	156,700	1,032,653
*	Atari, Inc.	294,584	173,775
* #	Atheros Communications	154,796	3,520,061
*	Atmel Corp.	3,200	16,192
* #	ATMI, Inc.	113,133	3,677,954
*	Authentidate Holding Corp.	99,800	153,692
*	Autobytel, Inc.	129,700	391,694
* #	Avanex Corp.	430,395	856,486
* #	Avici Systems, Inc.	42,843	305,042
* #	Avid Technology, Inc.	78,800	3,071,624
* #	Avocent Corp.	136,565	4,749,731
*	Aware, Inc.	72,959	385,224
*	Axcelis Technologies, Inc.	319,500	2,041,605
*	Axesstel, Inc.	57,700	121,747
*	AXS-One, Inc.	83,200	59,904
*	AXT, Inc.	74,000	383,320
* #	Bankrate, Inc.	52,157	1,903,731
* #	BearingPoint, Inc.	96,900	812,022
	Bel Fuse, Inc. Class A	2,500	81,400

40

		Shares	Value†
	Bel Fuse, Inc. Class B	28,262	$1,037,215
*	Bell Industries, Inc.	8,700	30,015
*	Bell Microproducts, Inc.	97,271	669,224
* #	Benchmark Electronics, Inc.	186,400	4,527,656
*	BISYS Group, Inc.	181,000	2,170,190
*	Bitstream, Inc.	8,200	71,750
	Black Box Corp.	56,600	2,423,612
* #	Blackboard, Inc.	89,164	2,541,174
*	Blonder Tongue Laboratories, Inc.	9,500	17,480
*	Blue Coat Systems, Inc.	46,286	1,182,144
	Bogen Communications International, Inc.	12,100	83,793
* #	Bookham, Inc.	176,528	711,408
*	Borland Software Corp.	246,600	1,304,514
*	Bottomline Technologies, Inc.	66,106	692,130
*	Brightpoint, Inc.	144,780	1,999,412
*	Broadcaster, Inc.	1,200	1,428
* #	BroadVision, Inc.	512,807	366,657
*	Brocade Communications Systems, Inc.	77,408	716,024
*	Brooks Automation, Inc.	239,334	3,343,496
*	BSQUARE Corp.	27,678	79,159
* #	Cabot Microelectronics Corp.	75,100	2,376,915
*	CalAmp Corp.	66,728	483,778
*	California Micro Devices Corp.	62,000	284,580
*	Callidus Software, Inc.	31,000	208,630
*	CallWave, Inc.	58,900	161,975
	CAM Commerce Solutions, Inc.	10,100	233,108
*	Captaris, Inc.	78,328	571,794
*	Carreker Corp.	81,379	591,625
*	Carrier Access Corp.	105,489	659,306
	Cass Information Systems, Inc.	313	12,094
*	Catalyst Semiconductor, Inc.	47,640	153,877
*	Catapult Communications Corp.	39,991	346,322
*	C-COR, Inc.	153,700	1,537,000
*	CellStar Corp.	28,818	100,287
*	Centillium Communications, Inc.	116,889	232,609
*	CEVA, Inc.	57,291	384,996
*	Checkpoint Systems, Inc.	112,600	2,159,668
*	Cherokee International Corp.	55,442	175,197
*	Chordiant Software, Inc.	254,725	779,459
*	Ciber, Inc.	169,812	1,178,495
* #	Ciena Corp.	17,200	432,408
*	Ciprico, Inc.	8,633	42,129
*	Cirrus Logic, Inc.	271,320	1,891,100
*	Clarus Corp.	32,700	235,440
*	ClearOne Communications, Inc.	11,070	46,826
*	CMGI, Inc.	121,600	166,592
*	CNET Networks, Inc.	51,752	468,873
#	Cognex Corp.	139,800	3,418,110
*	Cognitronics Corp.	4,350	10,571
*	Coherent, Inc.	99,293	3,208,157
	Cohu, Inc.	72,398	1,431,308
*	Comarco, Inc.	18,436	172,192
* #	Commerce One, Inc.	45,000	0
* #	CommScope, Inc.	153,800	4,640,146
	Communications Systems, Inc.	8,360	77,748

41

		Shares	Value†
*	Computer Horizons Corp.	105,418	$493,356
*	Computer Task Group, Inc.	49,800	209,658
*	Comtech Telecommunications Corp.	73,300	2,603,616
* #	Concur Technologies, Inc.	116,503	1,787,156
*	Concurrent Computer Corp.	207,000	387,090
*	Conexant Systems, Inc.	1,062,406	2,316,045
* #	Convera Corp.	127,874	598,450
*	Corillian Corp.	142,383	492,645
*	Cosine Communications, Inc.	22,621	75,328
*	Covansys Corp.	117,306	2,672,231
* #	C-Phone Corp.	8,900	62
*	Cray, Inc.	55,562	631,184
*	Credence Systems Corp.	279,598	1,073,656
*	Critical Path, Inc.	2,200	286
*	Crossroads Systems, Inc.	21,669	28,820
* #	CSG Systems International, Inc.	153,632	4,260,215
*	CSP, Inc.	6,012	50,441
	CTS Corp.	96,159	1,469,310
*	CVD Equipment Corp.	6,100	25,864
*	Cyberoptics Corp.	27,211	348,845
*	Cybersource Corp.	110,900	1,163,341
* #	Cymer, Inc.	96,486	4,558,964
	Daktronics, Inc.	121,016	4,378,359
*	Data I/O Corp.	7,400	26,640
*	Datalink Corp.	34,600	280,952
	Dataram Corp.	26,300	117,298
* #	DataTRAK International, Inc.	7,600	38,000
*	Datawatch Corp.	4,032	11,249
*	Delphax Technologies, Inc.	6,300	6,930
*	Digi International, Inc.	79,526	1,056,901
*	Digimarc Corp.	67,765	610,563
* #	Digital Angel Corp.	132,600	371,280
*	Digital Insight Corp.	105,002	4,006,876
* #	Digital River, Inc.	79,273	4,669,972
*	Digitas, Inc.	263,156	2,847,348
*	Diodes, Inc.	81,939	3,386,539
*	Ditech Networks, Inc.	100,655	704,585
*	DocuCorp International, Inc.	36,874	273,974
*	Document Sciences Corp.	14,200	97,554
*	Dot Hill Systems Corp.	125,960	410,630
*	DPAC Technologies Corp.	1,261	132
*	DSP Group, Inc.	90,900	1,962,531
*	DTS, Inc.	56,749	1,413,050
*	Dycom Industries, Inc.	127,366	2,588,077
*	Dynamics Research Corp.	24,408	232,120
*	EarthLink, Inc.	365,397	2,378,734
*	EasyLink Services Corp.	1,393	3,747
*	Echelon Corp.	126,106	1,008,848
* #	eCollege.com, Inc.	63,575	1,124,642
* #	EDGAR Online, Inc.	79,784	268,872
*	Edgewater Technology, Inc.	20,553	136,677
*	EFJ, Inc.	74,200	415,520
*	eFunds Corp.	148,406	3,806,614
*	Elecsys Corp.	600	3,120
*	Electro Scientific Industries, Inc.	89,593	1,778,421

42

		Shares	Value†
*	Electroglas, Inc.	63,500	$185,420
*	Electronics for Imaging, Inc.	181,800	4,454,100
* #	eLoyalty Corp.	24,800	445,656
*	Embarcadero Technologies, Inc.	77,550	536,646
* #	EMCORE Corp.	152,650	915,900
*	EMS Technologies, Inc.	46,374	949,276
*	Emulex Corp.	247,000	5,154,890
*	En Pointe Technologies, Inc.	6,400	16,896
* #	Endwave Corp.	35,400	477,192
*	Entegris, Inc.	413,531	4,408,240
*	Entrust, Inc.	191,000	771,640
*	Epicor Software Corp.	177,255	2,357,492
*	EPIQ Systems, Inc.	58,677	916,535
*	ePlus, Inc.	22,790	230,179
* #	Equinix, Inc.	82,720	6,313,190
*	eSpeed, Inc.	93,100	873,278
*	ESS Technology, Inc.	110,500	131,495
*	Euronet Worldwide, Inc.	106,736	3,534,029
*	Evans & Sutherland Computer Corp.	12,543	48,792
*	Evolving Systems, Inc.	12,200	13,908
*	Exar Corp.	111,508	1,513,164
*	Excel Technology, Inc.	33,772	852,068
*	Extreme Networks, Inc.	353,014	1,408,526
*	Ezenia!, Inc.	200	390
* #	FalconStor Software, Inc.	156,105	1,347,186
*	Faro Technologies, Inc.	45,960	1,019,393
*	FEI Co.	104,650	2,544,042
* #	Finisar Corp.	890,356	3,410,063
*	Firstwave Technologies, Inc.	2,500	5,675
*	Forgent Networks, Inc.	70,600	37,418
* #	FormFactor, Inc.	64,756	2,419,284
*	Forrester Research, Inc.	69,965	1,967,416
	Frequency Electronics, Inc.	14,800	185,000
*	FSI International, Inc.	93,400	523,974
* #	Gartner Group, Inc.	137,600	2,652,928
*	Gateway, Inc.	619,013	1,176,125
*	Genesis Microchip, Inc.	91,962	919,620
*	Gerber Scientific, Inc.	70,100	970,184
	Gevity HR, Inc.	82,310	1,797,650
*	Giga-Tronics, Inc.	4,500	9,990
*	Glenayre Technologies, Inc.	199,077	481,766
* #	Global e-Point, Inc.	2,908	1,658
*	Global Imaging Systems, Inc.	160,812	3,426,904
*	Globecomm Systems, Inc.	19,874	183,040
* #	GlobeTel Communications Corp.	236,100	66,108
*	Globix Corp.	119,000	523,600
*	Goldleaf Financial Solutions, Inc.	189	1,115
*	Greenfield Online, Inc.	78,700	1,000,277
*	GSE Systems, Inc.	20,626	99,005
*	GTSI Corp.	25,820	246,323
*	Halifax Corp.	1,000	2,750
*	Harmonic, Inc.	231,246	1,838,406
*	Hauppauge Digital, Inc.	28,920	173,231
#	Heartland Payment Systems, Inc.	114,700	3,257,480
*	HEI, Inc.	24,250	44,863

43

		Shares	Value†
*	hi/fn, Inc.	40,300	$200,291
*	Hittite Microwave Corp.	93,736	3,662,266
* #	Hutchinson Technology, Inc.	79,100	1,884,953
*	Hypercom Corp.	162,600	1,076,412
* #	I.D. Systems, Inc.	34,640	752,381
* #	i2 Technologies, Inc.	64,400	1,244,208
*	iBasis, Inc.	102,787	832,575
*	Ibis Technology Corp.	33,700	75,825
*	iCAD, Inc.	3,500	10,745
*	iGATE Capital Corp.	162,176	1,055,766
* #	ImageWare Systems, Inc.	35,700	52,479
*	I-many, Inc.	46,200	87,318
	Imation Corp.	106,900	4,950,539
*	Immersion Corp.	76,200	534,924
*	Indus International, Inc.	170,200	633,144
* #	Infocrossing, Inc.	66,991	954,622
*	InFocus Corp.	111,189	280,196
* #	Informatica Corp.	268,300	3,233,015
*	Inforte Corp.	33,700	123,342
*	InfoSpace, Inc.	93,946	1,846,039
	infoUSA, Inc.	134,005	1,626,821
*	Innodata Isogen, Inc.	69,900	161,469
*	Innovex, Inc.	55,800	102,114
*	InPlay Technologies, Inc.	10,200	16,524
*	Insight Enterprises, Inc.	149,841	3,011,804
*	Insightful Corp.	6,200	15,438
*	InsWeb Corp.	1,633	4,050
	Integral Systems, Inc.	33,975	818,458
*	Integral Vision, Inc.	1,300	624
*	Integrated Silicon Solution, Inc.	109,454	680,804
* #	Intelli-Check, Inc.	37,700	219,414
*	Intelligent Systems Corp.	4,400	12,320
*	Intelligroup, Inc.	30,400	41,952
*	Interactive Intelligence, Inc.	51,541	902,998
* #	Interdigital Communications Corp.	159,600	5,099,220
*	Interlink Electronics, Inc.	35,900	95,135
* #	Intermec, Inc.	72,800	1,845,480
* #	Internap Network Services Corp.	108,100	2,102,545
*	International DisplayWorks, Inc.	132,600	834,054
*	Internet Capital Group, Inc.	121,215	1,249,727
*	Internet Commerce Corp.	3,900	12,636
*	Interphase Corp.	18,800	166,380
	Inter-Tel, Inc.	76,500	1,705,185
*	Intervideo, Inc.	40,608	525,874
*	Intervoice, Inc.	119,518	801,966
*	Interwoven, Inc.	132,707	1,880,458
*	Intest Corp.	27,732	125,626
*	Intevac, Inc.	60,936	1,662,943
*	IntriCon Corp.	13,750	75,488
*	Intrusion, Inc.	4,050	1,620
*	INX, Inc.	11,500	89,240
*	Iomega Corp.	139,295	534,893
*	iPass, Inc.	75,000	417,750
* #	IPIX Corp.	4,350	144
*	Island Pacific, Inc.	73,700	11,055

44

		Shares	Value†
*	Iteris, Inc.	37,120	$85,376
*	Itron, Inc.	79,000	3,791,210
*	Ixia	186,947	1,774,127
*	IXYS Corp.	106,024	1,016,770
*	j2 Global Communications, Inc.	154,064	4,303,008
*	Jaco Electronics, Inc.	6,259	20,844
*	JDA Software Group, Inc.	84,412	1,207,092
*	JMAR Industries, Inc.	23,100	6,699
* #	Jupitermedia Corp.	101,769	650,304
*	Keane, Inc.	174,964	2,169,554
	Keithley Instruments, Inc.	44,500	559,810
*	Kemet Corp.	226,623	1,665,679
*	Key Tronic Corp.	30,677	151,851
*	Keynote Systems, Inc.	28,100	291,397
*	Kintera, Inc.	43,411	61,210
*	Knova Software, Inc.	290	1,233
* #	Komag, Inc.	89,109	3,518,023
*	Kopin Corp.	191,691	693,921
*	Kronos, Inc.	98,755	3,482,101
*	Kulicke & Soffa Industries, Inc.	176,934	1,449,089
*	KVH Industries, Inc.	45,928	528,172
* #	L-1 Identity Solutions, Inc.	216,339	3,625,842
*	Lantronix, Inc.	14,600	21,608
*	LaserCard Corp.	33,324	405,886
*	Lattice Semiconductor Corp.	354,451	2,406,722
*	Lawson Software, Inc.	581,106	4,323,429
*	LeCroy Corp.	39,913	449,820
*	Level 8 Systems, Inc.	129	5
*	Lightbridge, Inc.	84,676	1,117,723
*	LightPath Technologies, Inc.	1,850	10,101
*	Lionbridge Technologies, Inc.	185,246	1,059,607
*	Littlefuse, Inc.	69,200	2,164,576
*	Logic Devices, Inc.	6,500	16,705
*	LogicVision, Inc.	52,141	43,277
*	Logility, Inc.	35,687	299,771
*	LoJack Corp.	56,500	857,670
*	LookSmart, Ltd.	65,991	303,559
*	LTX Corp.	191,896	999,778
* #	Lumera Corp.	52,084	382,297
*	Macrovision Corp.	161,493	4,465,281
*	Magma Design Automation, Inc.	114,683	1,027,560
*	Mai Systems Corp. Escrow Shares	3	0
*	Management Network Group, Inc.	70,900	94,297
*	Manatron, Inc.	1,102	7,956
*	Manhattan Associates, Inc.	84,194	2,441,626
*	ManTech International Corp. Class A	57,300	2,078,844
*	Mapinfo Corp.	66,099	875,812
* #	Marchex, Inc. Class B	77,156	1,056,266
*	Mastec, Inc.	201,450	2,272,356
*	Mattson Technology, Inc.	162,745	1,547,705
	Maximus, Inc.	62,300	1,822,898
* #	Maxwell Technologies, Inc.	53,379	755,847
*	McDATA Corp. Class A	348,144	2,182,863
*	McDATA Corp. Class B	23,600	148,680
*	MDI, Inc.	13,600	5,984

45

		Shares	Value†
*	Measurement Specialties, Inc.	12,500	$302,250
* #	Mechanical Technology, Inc.	89,820	262,274
*	MedQuist, Inc.	62,700	821,370
*	Mentor Graphics Corp.	265,927	4,496,826
*	Mercury Computer Systems, Inc.	54,700	715,476
*	Merix Corp.	63,213	583,456
	Mesa Laboratories, Inc.	4,419	87,054
*	MetaSolv, Inc.	156,455	635,207
	Methode Electronics, Inc.	113,020	1,266,954
*	Metrologic Instruments, Inc.	64,500	1,186,800
*	Micrel, Inc.	249,073	2,876,793
*	Micros Systems, Inc.	112,757	5,741,586
*	Microsemi Corp.	173,302	3,578,686
* #	MicroStrategy, Inc.	32,400	3,838,428
*	Microtune, Inc.	181,447	832,842
* #	Midway Games, Inc.	283,100	2,191,194
* #	Mindspeed Technologies, Inc.	310,130	527,221
*	MIPS Technologies, Inc.	151,400	1,294,470
*	MIVA, Inc.	87,600	299,592
*	MKS Instruments, Inc.	174,307	3,627,329
* #	Mobility Electronics, Inc.	86,115	277,290
*	Mobius Management Systems, Inc.	59,001	418,907
	Mocon, Inc.	12,100	133,100
*	Moldflow Corp.	34,256	443,958
* #	MoSys, Inc.	97,260	926,888
*	Motive, Inc.	26,000	82,160
*	MPS Group, Inc.	321,100	4,813,289
*	MRV Communications, Inc.	388,081	1,447,542
*	MSC.Software Corp.	61,900	930,976
*	MSGI Security Solutions, Inc.	942	895
* #	MTI Technology Corp.	1,300	949
*	MTM Technologies, Inc.	4,800	7,200
	MTS Systems Corp.	55,987	2,146,542
* #	Multi-Fineline Electronix, Inc.	70,472	1,520,081
*	Nanometrics, Inc.	37,194	318,753
*	Napco Security Systems, Inc.	59,860	385,498
*	Napster, Inc.	3,129	11,734
* #	NeoMagic Corp.	25,718	115,988
* #	Neoware Systems, Inc.	55,700	622,169
*	Net Perceptions, Inc.	22,600	58,760
*	NETGEAR, Inc.	103,593	2,693,418
	Netguru, Inc.	2,639	607
* #	Netlogic Microsystems, Inc.	57,878	1,234,538
*	NetManage, Inc.	29,279	145,517
*	Netopia, Inc.	41,900	289,110
*	NetRatings, Inc.	110,631	2,024,547
*	NetScout Systems, Inc.	98,350	768,114
*	Network Engines, Inc.	116,000	272,600
*	Network Equipment Technologies, Inc.	77,900	477,527
*	Newport Corp.	126,418	2,747,063
*	NIC, Inc.	190,578	905,246
*	NMS Communications Corp.	152,100	266,175
*	Novatel Wireless, Inc.	88,302	833,571
*	Nu Horizons Electronics Corp.	44,007	495,959
* #	Nuance Communications, Inc.	385,829	3,954,747

46

		Shares	Value†
*	NumereX Corp. Class A	10,500	$95,550
* #	NYFIX, Inc.	78,514	502,490
	O.I. Corp.	2,800	28,700
* #	OmniVision Technologies, Inc.	154,400	2,515,176
*	Omtool, Ltd.	3,470	14,123
*	ON Semiconductor Corp.	673,779	4,339,137
*	Online Resources Corp.	79,370	845,291
*	Onvia, Inc.	2,778	16,557
*	Open Solutions, Inc.	61,940	2,307,265
*	OpenTV Corp.	38,746	95,703
*	Openwave Systems, Inc.	197,922	1,662,545
*	Oplink Communications, Inc.	66,900	1,334,655
*	OPNET Technologies, Inc.	63,111	1,017,980
*	Opsware, Inc.	312,392	2,736,554
*	OPTi, Inc.	11,200	59,696
*	Optical Cable Corp.	15,000	73,500
*	Optical Communication Products, Inc.	136,650	267,834
*	OSI Systems, Inc.	51,800	983,682
*	Overland Storage, Inc.	40,075	192,360
*	OYO Geospace Corp.	19,911	949,755
*	Packeteer, Inc.	100,100	1,188,187
* #	Palm, Inc.	93,604	1,311,392
*	PAR Technology Corp.	17,850	151,368
*	Parametric Technology Corp.	136,897	2,650,326
	Park Electrochemical Corp.	62,550	2,029,122
* #	Parkervision, Inc.	67,686	688,367
*	Path 1 Network Technologies, Inc.	17,600	2,640
*	Paxar Corp.	135,400	2,890,790
*	PC Connection, Inc.	75,950	1,020,009
*	PC-Tel, Inc.	68,800	665,984
*	PDF Solutions, Inc.	77,293	1,136,980
*	Peerless Systems Corp.	23,600	84,724
	Pegasystems, Inc.	109,938	1,110,374
*	Pemstar, Inc.	136,200	514,836
*	Perceptron, Inc.	22,068	184,047
*	Perficient, Inc.	81,037	1,415,716
*	Performance Technologies, Inc.	37,100	202,195
*	Pericom Semiconductor Corp.	80,736	930,886
*	Pervasive Software, Inc.	68,739	256,396
*	Pfsweb, Inc.	35,142	26,005
*	Phoenix Technologies, Ltd.	71,936	348,890
*	Photon Dynamics, Inc.	49,400	548,834
*	Photronics, Inc.	124,326	1,960,621
*	Pinnacle Data Systems, Inc.	4,200	9,450
*	Pixelworks, Inc.	49,500	123,255
*	Planar Systems, Inc.	43,500	435,870
	Plantronics, Inc.	21,400	449,400
*	PLATO Learning, Inc.	66,166	334,800
*	Plexus Corp.	132,661	3,203,763
*	PLX Technology, Inc.	87,338	1,181,683
* #	PMC-Sierra, Inc.	71,047	540,668
*	Porta Systems Corp.	300	41
*	PortalPlayer, Inc.	16,600	222,440
*	Power Integrations, Inc.	85,700	2,387,602
*	Powerwave Technologies, Inc.	313,094	2,006,933

47

		Shares	Value†
*	Presstek, Inc.	103,098	$619,619
	Printronix, Inc.	6,700	80,735
*	Progress Software Corp.	127,400	3,453,814
*	Proxim Corp.	6,726	54
	QAD, Inc.	100,259	822,124
	Quality Systems, Inc.	82,918	3,168,297
*	Qualstar Corp.	5,400	15,390
*	Quantum Corp.	543,200	1,281,952
*	Quest Software, Inc.	304,577	4,358,497
*	QuickLogic Corp.	81,900	239,967
* #	Quokka Sports, Inc.	1,128	16
*	Quovadx, Inc.	70,847	182,077
*	Radiant Systems, Inc.	95,644	938,268
*	RadiSys Corp.	73,062	1,234,017
*	Radyne Corp.	30,000	300,300
* #	RAE Systems, Inc.	181,200	661,380
* #	Ramtron International Corp.	75,600	291,816
*	RealNetworks, Inc.	468,719	5,390,269
* #	Redback Networks, Inc.	179,633	2,644,198
*	Relm Wireless Corp.	41,200	252,556
	REMEC, Inc.	70,845	77,930
#	Renaissance Learning, Inc.	91,415	1,543,999
*	Reptron Electronics, Inc.	343	182
* #	Research Frontiers, Inc.	4,700	28,341
*	RF Micro Devices, Inc.	593,955	4,579,393
*	RF Monolithics, Inc.	23,400	119,340
	Richardson Electronics, Ltd.	44,625	446,250
*	RightNow Technologies, Inc.	100,108	1,655,786
*	Rimage Corp.	29,560	711,805
*	Rofin-Sinar Technologies, Inc.	47,577	2,765,175
*	Rogers Corp.	54,300	3,772,764
*	Rudolph Technologies, Inc.	89,294	1,431,383
*	S1 Corp.	220,106	1,151,154
*	Saba Software, Inc.	85,760	463,104
*	Safeguard Scientifics, Inc.	372,500	920,075
*	SafeNet, Inc.	85,404	1,988,205
*	Sapient Corp.	386,407	2,109,782
* #	SatCon Technology Corp.	111,600	166,284
*	SBE, Inc.	3,400	1,258
*	ScanSource, Inc.	79,700	2,432,444
*	Schmitt Industries, Inc.	2,366	16,846
*	Scientific Learning Corp.	4,300	23,865
*	SCM Microsystems, Inc.	41,853	141,463
*	Seachange International, Inc.	89,900	774,938
*	Secure Computing Corp.	150,942	979,614
*	Selectica, Inc.	76,360	130,576
*	Semitool, Inc.	98,960	1,358,721
*	Semtech Corp.	219,457	2,879,276
*	SI International, Inc.	39,943	1,375,237
*	Sigma Designs, Inc.	70,700	1,848,805
*	Sigmatel, Inc.	85,392	385,972
*	Sigmatron International, Inc.	2,200	21,472
* #	Silicon Image, Inc.	254,805	3,202,899
*	Silicon Storage Technology, Inc.	311,400	1,435,554
*	SimpleTech, Inc.	142,215	1,279,935

48

		Shares	Value†
*	Simulations Plus, Inc.	3,000	$9,600
*	Sipex Corp.	80,846	348,446
*	Sirenza Microdevices, Inc.	149,306	1,327,330
*	Skyworks Solutions, Inc.	483,393	3,509,433
*	SM&A	58,000	327,700
*	Smith Micro Software, Inc.	20,700	331,200
*	Sonic Foundry, Inc.	99,800	369,260
*	Sonic Solutions, Inc.	80,300	1,264,725
*	SonicWALL, Inc.	201,500	2,025,075
*	Sonus Networks, Inc.	782,743	4,915,626
	SpectraLink Corp.	59,300	481,516
*	Spectrum Control, Inc.	14,423	127,355
*	SPSS, Inc.	56,142	1,583,766
*	SRA International, Inc.	59,400	1,733,292
*	SRS Labs, Inc.	43,968	438,361
*	Staktek Holdings, Inc.	149,895	876,886
*	Standard Microsystems Corp.	68,517	2,183,637
	StarTek, Inc.	42,400	580,880
*	SteelCloud, Inc.	11,700	7,137
	Stellent, Inc.	92,000	1,236,480
* #	Stratasys, Inc.	31,500	948,150
*	Stratex Networks, Inc.	301,615	1,290,912
*	Stratos International, Inc.	41,336	308,780
*	SumTotal Systems, Inc.	79,217	556,103
* #	Sunair Electronics, Inc.	3,900	15,561
*	Sunrise Telecom, Inc.	18,900	41,580
*	Suntron Corp.	5,165	6,663
*	Supertex, Inc.	42,400	1,989,408
*	SupportSoft, Inc.	136,500	786,240
*	Sycamore Networks, Inc.	798,188	2,977,241
*	Sykes Enterprises, Inc.	124,707	2,148,702
*	Symmetricom, Inc.	142,067	1,245,928
*	Synaptics, Inc.	78,520	2,251,168
*	SYNNEX Corp.	93,200	2,116,572
*	Synplicity, Inc.	82,575	561,510
	Syntel, Inc.	126,703	3,740,273
*	Taitron Components, Inc.	4,900	11,956
* #	Take-Two Interactive Software, Inc.	70,900	1,230,824
#	TALX Corp.	99,385	2,479,656
*	Technical Communications Corp.	400	1,160
	Technitrol, Inc.	125,800	3,456,984
*	Technology Solutions Co.	1,500	10,035
*	TechTeam Global, Inc.	20,707	226,120
*	Tekelec	208,500	3,356,850
* #	TeleCommunication Systems, Inc.	98,600	343,128
* #	Telkonet, Inc.	126,800	342,360
*	Telular Corp.	43,500	161,820
*	Terayon Communication Systems, Inc.	210,000	357,000
* #	Terremark Worldwide, Inc.	124,200	710,424
*	Tessco Technologies, Inc.	11,100	238,428
*	Tessera Technologies, Inc.	139,645	5,288,356
*	Therma-Wave, Inc.	88,790	107,436
	TheStreet.com, Inc.	81,225	794,381
*	Think Partnership, Inc.	62,900	210,715
* #	THQ, Inc.	172,351	5,610,025

49

		Shares	Value†
*	TIBCO Software, Inc.	100,619	$936,763
*	Tier Technologies, Inc. Class B	56,400	400,440
*	TII Network Technologies, Inc.	10,860	24,978
*	TNS, Inc.	72,300	1,247,175
*	Tollgrade Communications, Inc.	39,791	348,967
* #	Track Data Corp.	21,935	85,547
*	Transact Technologies, Inc.	29,150	254,480
*	Transaction Systems Architects, Inc.	116,339	3,935,748
*	Transcat, Inc.	6,000	31,800
*	Trans-Industries, Inc.	800	54
*	Transmeta Corp.	65,300	75,748
*	Transwitch Corp.	207,823	334,595
* #	Travelzoo, Inc.	47,300	1,463,935
*	Trident Microsystems, Inc.	177,020	3,713,880
	Trio-Tech International	800	10,600
*	Triquint Semiconductor, Inc.	417,239	2,102,885
	Troy Group, Inc.	13,400	36,850
	TSR, Inc.	6,492	25,968
*	TTM Technologies, Inc.	125,100	1,577,511
*	Tumbleweed Communications Corp.	155,095	400,145
* #	Tut Systems, Inc.	87,807	97,466
*	Tyler Technologies, Inc.	132,300	1,911,735
*	Ulticom, Inc.	130,030	1,348,411
*	Ultimate Software Group, Inc.	75,001	1,808,274
*	Ultra Clean Holdings, Inc.	2,200	29,326
*	Ultratech, Inc.	69,200	901,676
*	Unica Corp.	19,500	261,300
	United Online, Inc.	201,403	2,704,842
* #	Universal Display Corp.	93,348	1,150,981
*	USDATA Corp.	2,820	93
* #	UTStarcom, Inc.	374,557	3,326,066
*	VA Software Corp.	190,400	868,224
*	ValueClick, Inc.	197,300	4,906,851
*	Veeco Instruments, Inc.	92,200	1,731,516
* #	VendingData Corp.	59,600	137,080
*	Verilink Corp.	54,158	108
*	Verint Systems, Inc.	99,794	3,404,971
* #	Verso Technologies, Inc.	63	70
*	Vertical Communications, Inc.	1,200	984
*	Viasat, Inc.	88,591	2,359,178
*	Vicon Industries, Inc.	4,500	16,065
*	Video Display Corp.	9,250	69,930
*	Viewpoint Corp.	134,916	101,187
*	Vignette Corp.	93,260	1,569,566
*	Virage Logic Corp.	71,227	642,468
* #	Vitech America, Inc.	1,380	1
* #	Vitesse Semiconductor, Inc.	620,053	700,660
*	Vitria Technology, Inc.	102,804	277,571
*	Vocus, Inc.	40,200	651,642
*	Vodavi Technology, Inc.	4,200	31,332
* #	Vyyo, Inc.	51,300	220,590
	Wayside Technology Group, Inc.	5,100	72,828
*	Web.com, Inc.	48,110	184,742
*	Webb Interactive Services, Inc.	1,400	70
*	WebEx Communications, Inc.	132,238	4,747,344

50

		Shares	Value†
*	webMethods, Inc.	166,398	$1,186,418
* #	Websense, Inc.	141,572	3,617,165
*	WebSideStory, Inc.	61,500	726,930
*	Westell Technologies, Inc.	155,619	362,592
*	White Electronics Designs Corp.	73,923	409,533
*	Wind River Systems, Inc.	266,083	2,849,749
*	Winland Electronics, Inc.	5,000	16,150
*	Wireless Telecom Group, Inc.	64,800	162,648
*	Wireless Xcessories Group, Inc.	6,100	17,507
*	Witness Systems, Inc.	97,200	1,845,828
*	WJ Communications, Inc.	190,328	399,689
*	WorldGate Communications, Inc.	6,500	9,035
* #	Wright Express Corp.	40,100	1,237,486
	X-Rite, Inc.	88,563	1,053,900
*	Zhone Technologies, Inc.	399,717	539,618
*	ZILOG, Inc.	43,300	174,066
* #	Zix Corp.	83,626	103,696
*	Zones, Inc.	13,100	111,743
*	Zoran Corp.	142,135	2,119,233
*	Zygo Corp.	52,500	864,675
Total Information Technology			713,796,806

Materials — (4.3%)
*	AEP Industries, Inc.	26,010	1,338,735
*	AK Steel Holding Corp.	318,400	5,250,416
*	Aleris International, Inc.	94,084	4,902,717
	AMCOL International Corp.	95,900	2,662,184
*	American Pacific Corp.	8,136	60,206
#	American Vanguard Corp.	82,622	1,472,324
	Arch Chemicals, Inc.	77,222	2,540,604
*	Atlantis Plastics, Inc.	4,300	16,426
	Bairnco Corp.	7,500	91,800
	Balchem Corp.	37,225	965,989
#	Bowater, Inc.	1,500	32,700
*	Brush Engineered Materials, Inc.	63,500	2,249,170
*	Buckeye Technologies, Inc.	120,483	1,414,470
#	Calgon Carbon Corp.	115,000	672,750
*	Canyon Resources Corp.	60,600	54,540
*	Caraustar Industries, Inc.	84,266	661,488
	Carpenter Technology Corp.	100	10,681
	Castle (A.M.) & Co.	54,437	1,443,669
* #	Century Aluminum Co.	100,490	4,285,899
	CF Industries Holdings, Inc.	86,500	1,967,875
	Chaparral Steel Co.	130,097	6,049,511
	Chesapeake Corp.	59,502	968,693
#	Cleveland-Cliffs, Inc.	20,600	989,624
* #	Coeur d’Alene Mines Corp.	892,800	4,865,760
	Compass Minerals International, Inc.	102,700	3,399,370
*	Constar International, Inc.	39,602	283,154
*	Continental Materials Corp.	300	8,040
*	Core Molding Technologies, Inc.	32,300	344,318
	CPAC, Inc.	7,947	55,708
	Deltic Timber Corp.	38,471	2,043,195
*	Detrex Corp.	500	4,588
	Eagle Materials, Inc.	59,559	2,561,037

51

		Shares	Value†
#	Empire Resources, Inc.	28,300	$342,147
	Ferro Corp.	128,100	2,672,166
	Flamemaster Corp.	189	928
*	Flotek Industries, Inc.	16,000	394,880
	Friedman Industries, Inc.	20,058	191,554
#	Georgia Gulf Corp.	106,100	2,161,257
	Gibraltar Industries, Inc.	89,304	1,956,651
	Glatfelter (P.H.) Co.	115,000	1,704,300
*	Graphic Packaging Corp.	521,800	2,212,432
	H.B. Fuller Co.	184,718	4,815,598
	Hawkins, Inc.	34,306	484,401
* #	Headwaters, Inc.	122,200	2,923,024
* #	Hecla Mining Co.	370,400	2,581,688
*	Hercules, Inc.	249,800	4,653,774
*	ICO, Inc.	79,842	492,625
*	Impreso, Inc.	5,200	7,280
	Koppers Holdings, Inc.	11,500	262,660
	Kronos Worldwide, Inc.	5,988	220,358
*	Landec Corp.	77,290	740,438
*	Lesco, Inc.	25,900	212,639
* #	Liquidmetal Technologies, Inc.	68,495	105,482
	MacDermid, Inc.	95,600	3,121,340
*	Material Sciences Corp.	39,200	472,752
*	Maxxam, Inc.	9,992	266,287
	Metal Management, Inc.	80,600	2,953,990
	Minerals Technologies, Inc.	60,800	3,455,872
*	Mines Management, Inc.	37,400	218,042
*	Mod-Pac Corp.	7,727	84,997
	Myers Industries, Inc.	108,519	1,753,667
* #	Nanophase Technologies Corp.	55,898	375,076
	Nevada Chemicals, Inc.	2,965	24,862
	NewMarket Corp.	53,500	3,358,730
#	NL Industries, Inc.	137,776	1,527,936
	NN, Inc.	53,375	610,076
*	Northern Technologies International Corp.	5,500	45,375
*	Northwest Pipe Co.	11,164	358,364
	Olin Corp.	225,152	3,766,793
	Olympic Steel, Inc.	26,500	687,410
*	OM Group, Inc.	90,900	4,276,845
*	OMNOVA Solutions, Inc.	124,600	595,588
*	Oregon Steel Mills, Inc.	99,800	6,281,412
	Penford Corp.	26,900	444,388
*	Pioneer Companies, Inc.	36,500	985,865
*	PolyOne Corp.	283,600	2,178,048
#	Pope & Talbot, Inc.	53,800	269,538
	Quaker Chemical Corp.	30,620	639,652
	Quanex Corp.	110,175	4,088,594
	Reliance Steel & Aluminum Co.	10,714	412,382
*	Rock of Ages Corp.	4,400	17,820
	Rock-Tenn Co. Class A	94,800	2,388,960
*	Rockwood Holdings, Inc.	44,800	1,133,888
*	Rotonics Manufacturing, Inc.	6,700	19,631
#	Royal Gold, Inc.	73,135	2,330,081
* #	RTI International Metals, Inc.	68,300	5,166,895
	Ryerson, Inc.	71,600	1,593,816

52

		Shares	Value†
	Schnitzer Steel Industries, Inc. Class A	70,551	$2,879,892
	Schulman (A.), Inc.	87,655	1,997,657
	Schweitzer-Maudoit International, Inc.	46,400	1,150,256
	Sensient Technologies Corp.	143,700	3,424,371
	Silgan Holdings, Inc.	115,926	5,001,048
	Spartech Corp.	99,500	2,977,040
#	Steel Dynamics, Inc.	63,550	2,066,646
	Steel Technologies, Inc.	34,450	594,263
	Stepan Co.	28,400	861,088
*	Stillwater Mining Co.	264,400	3,664,584
*	Symyx Technologies, Inc.	97,800	2,137,908
*	Synalloy Corp.	11,450	203,696
*	Terra Industries, Inc.	277,920	2,876,472
#	Texas Industries, Inc.	71,900	4,907,175
	Tronox, Inc. Class A	44,300	677,790
*	U.S. Aggregates, Inc.	1,600	5
*	U.S. Concrete, Inc.	111,200	691,664
*	U.S. Energy Corp. Wyoming	11,100	66,045
*	UFP Technologies, Inc.	3,700	17,538
*	United States Lime & Minerals, Inc.	10,296	357,065
*	Universal Stainless & Alloy Products, Inc.	8,905	296,626
	Vulcan International Corp.	700	41,738
	Wausau Paper Corp.	158,036	2,364,219
*	Webco Industries, Inc.	600	49,200
	Wellman, Inc.	69,200	243,584
*	Williams Industries, Inc.	1,200	2,706
#	Worthington Industries, Inc.	109,029	2,017,037
* #	Zoltek Companies, Inc.	77,000	1,728,650
Total Materials			182,004,858

Other — (0.0%)
*	Big 4 Ranch, Inc.	3,200	0
*	Breed Technologies, Inc.	36,800	74
*	Celebrity, Inc. Escrow Shares	1,300	0
*	DLB Oil & Gas, Inc.	1,300	0
*	ePresence, Inc. Escrow Shares	25,100	753
* #	EquiMed, Inc. Nevis	2,250	0
*	Hoenig Group Escrow Shares	7,900	0
*	iGo Escrow Share	4,100	0
*	ioWorldMedia, Inc.	1,655	745
*	Noel Group, Inc.	8,000	112
*	PDS Gaming Corp. Escrow Shares	1,100	1,650
*	Petrocorp, Inc. Escrow Shares	6,900	414
*	StorageNetworks, Inc. Escrow Shares	60,800	1,648
Total Other			5,396

Real Estate Investment Trusts — (0.2%)
	Longview Fibre Co.	183,728	3,825,217

53

		Shares	Value†
#	Potlatch Corp.	70,137	$2,924,012
Total Real Estate Investment Trusts			6,749,229

Telecommunication Services — (1.1%)
*	@Road, Inc.	197,500	1,287,700
	Alaska Communications Systems Group, Inc.	134,611	2,031,280
*	Arbinet-thexchange. Inc.	20,100	119,193
*	Boston Communications Group, Inc.	53,500	109,140
*	Broadwing Corp.	272,024	4,115,723
	Centennial Communications Corp.	302,882	1,971,762
*	Cincinnati Bell, Inc.	790,200	3,571,704
*	Cogent Communications Group, Inc.	155,135	2,458,890
	Commonwealth Telephone Enterprises, Inc.	65,300	2,721,051
	Consolidated Communications Holdings, Inc.	83,175	1,540,401
*	Covista Communications, Inc.	2,900	2,915
	CT Communications, Inc.	61,060	1,244,403
	D&E Communications, Inc.	45,774	580,872
*	Dobson Communications Corp.	483,276	4,180,337
*	Eschelon Telecom, Inc.	9,100	165,074
	FairPoint Communications, Inc.	6,500	120,055
* #	FiberTower Corp.	291,394	1,585,183
*	General Communications, Inc. Class A	155,681	2,375,692
*	GoAmerica, Inc.	56	338
	Hickory Tech Corp.	37,370	263,832
*	IDT Corp.	42,978	578,484
*	IDT Corp. Class B	222,200	2,881,934
*	LCC International, Inc. Class A	65,641	231,713
*	Lynch Interactive Corp.	28	81,200
*	Metro One Telecommunications, Inc.	5,337	13,076
*	Moscow CableCom Corp.	900	9,585
* #	Network Plus Corp.	14,500	15
	North Pittsburgh Systems, Inc.	46,506	1,127,771
*	Pac-West Telecomm, Inc.	20,900	1,108
*	Premiere Global Services, Inc.	218,937	1,784,337
	Price Communications Corp.	162,870	3,118,961
* #	Primus Telecommunications Group, Inc.	144,357	70,735
*	Rural Cellular Corp. Class A	38,993	464,407
*	Shared Technologies Cellular, Inc.	10,100	13
	Shenandoah Telecommunications Co.	200	9,576
*	SunCom Wireless Holdings, Inc.	182,300	165,893
	SureWest Communications	45,312	1,121,925
*	TALK America Holdings, Inc.	84,809	676,776
* #	US LEC Corp.	99,520	838,954
	USA Mobility, Inc.	41,100	1,000,374
	Warwick Valley Telephone Co.	300	5,625
*	Wireless Facilities, Inc.	188,204	440,397
*	Xeta Corp.	12,900	44,247
Total Telecommunication Services			45,112,651

54

		Shares	Value†
Utilities — (2.3%)
#	ALLETE, Inc.	97,200	$4,532,436
*	AMEN Properties, Inc.	1,975	11,258
	American States Water Co.	54,350	2,032,690
*	Aquila, Inc.	1,082,900	4,959,682
	Artesian Resources Corp. Class A	5,122	97,113
#	Avista Corp.	157,100	4,230,703
	BIW, Ltd.	800	12,640
	Black Hills Corp.	106,459	3,801,651
	California Water Service Group	63,100	2,554,288
	Cascade Natural Gas Corp.	36,800	950,176
	Central Vermont Public Service Corp.	35,600	763,620
	CH Energy Group, Inc.	50,400	2,701,944
	Chesapeake Utilities Corp.	15,200	458,280
	Cleco Corp.	180,900	4,636,467
	Connecticut Water Services, Inc.	25,287	552,521
	Delta Natural Gas Co., Inc.	7,120	180,634
#	Duquesne Light Holdings, Inc.	226,100	4,567,220
*	El Paso Electric Co.	155,100	3,852,684
#	Empire District Electric Co.	95,700	2,300,628
	Energy West, Inc.	3,800	43,814
	EnergySouth, Inc.	22,603	862,530
*	Environmental Power Corp.	29,900	224,250
	Florida Public Utilities Co.	5,849	78,669
	Green Mountain Power Corp.	14,100	477,003
#	IDACORP, Inc.	124,100	4,962,759
	Laclede Group, Inc.	66,200	2,421,596
*	Maine & Maritimes Corp.	1,600	23,680
	MGE Energy, Inc.	63,727	2,189,660
	Middlesex Water Co.	22,695	421,900
	New Jersey Resources Corp.	87,000	4,502,250
	Northwest Natural Gas Co.	85,400	3,521,896
	NorthWestern Corp.	58,599	2,095,500
	Otter Tail Corp.	93,060	2,860,664
#	Peoples Energy Corp.	111,200	4,824,968
#	PNM Resources, Inc.	91,239	2,801,037
	RGC Resources, Inc.	3,464	88,367
	SEMCO Energy, Inc.	109,700	681,237
	SJW Corp.	56,600	1,984,962
	South Jersey Industries, Inc.	90,628	3,022,444
	Southern Union Co.	1	21
	Southwest Gas Corp.	126,600	4,752,564
	Southwest Water Co.	71,017	925,352
	UIL Holdings Corp.	76,366	3,281,447
	Unisource Energy Corp.	108,980	4,002,835
	Unitil Corp.	6,100	158,600
	WGL Holdings, Inc.	146,300	4,835,215
Total Utilities			99,241,855

TOTAL COMMON STOCKS			3,597,174,320

55

		Shares	Value†
RIGHTS/WARRANTS — (0.0%)
* #	Angeion Corp. Warrants 10/31/07	215	$0
*	Caliper Life Sciences, Inc. Warrants 08/10/11	44	71
*	CSF Holding, Inc. Litigation Rights	3,250	0
*	Del Global Technologies Corp. Warrants 03/28/08	971	534
*	Imperial Credit Industries, Inc. Warrants 01/31/08	22	0
*	Mossimo, Inc. Contingent Rights	16,100	0
*	Optical Cable Corp. Warrants 10/24/07	2,823	0
* #	RCN Corp. Warrants 12/21/06	60	0
*	Tengasco, Inc. Warrants 09/12/08	683	0

TOTAL RIGHTS/WARRANTS			605

		Face Amount
		(000)
BONDS — (0.0%)

*	Del Global Technologies Corp. Subordinated Promissory Note 6.000%, 03/28/07	$2	0

TEMPORARY CASH INVESTMENTS — (15.6%)

@	Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $776,399,192 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 04/01/19 to 11/01/36 & FNMA, rates ranging from 4.765%(r) to 5.071%(r), maturities ranging from 01/01/35 to 07/01/35, valued at $602,037,947) to be repurchased at $584,588,913	584,503	584,502,861

@	Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $69,400,000 FHLB Bonds 4.025%, 03/17/09 & 4.160%, 02/01/10, valued at $68,268,190) to be repurchased at $65,957,273	65,948	65,947,564

	Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $17,067,000 FNMA 4.374%, 10/01/35, valued at $16,487,066) to be repurchased at $16,245,342	16,243	16,243,000

TOTAL TEMPORARY CASH INVESTMENTS			666,693,425

TOTAL INVESTMENTS - (100.0%)
(Cost $3,684,076,591)			$4,263,868,350

See accompanying Notes to Financial Statements.

56

THE U.S. MICRO CAP SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (87.4%)
Consumer Discretionary — (13.3%)
*	1-800 CONTACTS, Inc.	127,462	$2,058,511
*	1-800-FLOWERS.COM, Inc.	251,448	1,413,138
*	4Kids Entertainment, Inc.	119,200	2,137,256
*	99 Cents Only Stores	619,200	6,842,160
*	A.C. Moore Arts & Crafts, Inc.	180,678	3,850,248
*	Acme Communications, Inc.	141,578	747,532
	Acme United Corp.	31,807	453,568
*	ACR Group, Inc.	108,310	602,204
*	Advanced Marketing Services, Inc.	135,675	393,457
*	AFC Enterprises, Inc.	272,028	4,651,679
*	Aftermarket Technology Corp.	201,163	3,906,585
	Aldila, Inc.	48,333	779,128
*	All American Semiconductor, Inc.	45,140	143,997
*	Alloy, Inc.	111,256	1,345,085
	Ambassadors Group, Inc.	189,754	5,373,833
	Ambassadors International, Inc.	81,863	3,311,358
*	American Biltrite, Inc.	57,750	580,965
* #	America’s Car-Mart, Inc.	104,156	1,178,004
*	AMS Health Sciences, Inc.	42,900	22,737
*	Applica, Inc.	159,500	899,580
	Arctic Cat, Inc.	114,289	1,892,626
	Ark Restaurants Corp.	28,096	851,871
*	Arlington Hospitality, Inc.	22,265	72
	Asbury Automotive Group, Inc.	303,200	7,137,328
*	Ashworth, Inc.	132,600	928,200
*	Audible, Inc.	99,104	788,868
*	Audiovox Corp. Class A	165,885	2,297,507
* #	Avatar Holdings, Inc.	51,373	3,665,977
* #	Bakers Footwear Group, Inc.	58,995	755,136
*	Ballantyne of Omaha, Inc.	134,235	616,139
*	Bally Technologies, Inc.	379,700	7,461,105
* #	Bally Total Fitness Holding Corp.	359,400	848,184
	Bandag, Inc.	83,072	3,670,121
*	Barry (R.G.) Corp.	163,435	1,176,732
	Bassett Furniture Industries, Inc.	105,200	1,862,040
	Beasley Broadcast Group, Inc.	65,343	464,589
*	Benihana, Inc.	11,500	327,750
*	Benihana, Inc. Class A	42,335	1,185,380
	Big 5 Sporting Goods Corp.	206,629	5,056,212
* #	Big Dog Holdings, Inc.	22,012	330,180
*	Birks & Mayors, Inc.	13,946	101,527
* #	BJ’s Restaurants, Inc.	208,572	4,329,955
	Blair Corp.	33,286	1,016,887
#	Blockbuster, Inc. Class A	714,200	3,756,692

1

		Shares	Value†
*	Blockbuster, Inc. Class B	256,000	$1,254,400
*	Bluegreen Corp.	277,229	3,773,087
*	Bombay Co., Inc.	302,900	424,060
#	Bon-Ton Stores, Inc.	128,100	4,789,659
	Books-A—Million, Inc.	171,700	3,602,266
	Bowl America, Inc. Class A	55,406	831,090
*	Broadview Institute, Inc.	15,800	29,309
*	Buca, Inc.	162,516	731,322
	Buckle, Inc.	176,400	8,289,036
*	Cache, Inc.	143,606	3,526,963
	Cadmus Communications Corp.	87,184	1,518,745
*	California Coastal Communities, Inc.	92,533	1,914,508
*	California Pizza Kitchen, Inc.	180,231	5,652,044
	Canterbury Park Holding Corp.	12,000	158,400
#	Carmike Cinemas, Inc.	110,043	2,168,948
*	Carriage Services, Inc.	168,400	865,576
*	Casual Male Retail Group, Inc.	318,740	4,478,297
*	Catalina Lighting, Inc.	11,080	86,424
	Cato Corp. Class A	280,100	6,649,574
*	Cavalier Homes, Inc.	161,000	523,250
*	Cavco Industries, Inc.	48,747	1,730,518
*	CD Warehouse, Inc.	5,600	31
*	Champps Entertainment, Inc.	116,585	757,802
#	Charles and Colvard, Ltd.	164,798	1,336,512
*	Charlotte Russe Holding, Inc.	226,300	6,827,471
	Cherokee, Inc.	78,504	3,324,644
	Christopher & Banks Corp.	216,900	4,075,551
*	Chromcraft Revington, Inc.	97,750	804,482
	Churchill Downs, Inc.	45,626	1,824,127
	Coachmen Industries, Inc.	117,100	1,283,416
	Coast Distribution System, Inc.	41,382	329,401
	Cobra Electronics Corp.	114,900	1,175,427
	Coinmach Service Corp. Class A	262,023	2,677,875
*	Coinstar, Inc.	248,062	8,096,744
	Collectors Universe, Inc.	76,282	1,003,871
	Collegiate Pacific, Inc.	92,700	894,555
* #	Comstock Homebuilding Companies, Inc.	33,200	168,988
*	Concord Camera Corp.	31,237	140,567
*	Congoleum Corp. Class A	35,300	59,304
* #	Conn’s, Inc.	182,751	3,903,561
#	Cooper Tire & Rubber Co.	262,100	3,467,583
*	Cost Plus, Inc.	180,899	1,948,282
*	Cost-U—Less, Inc.	13,600	113,560
	Courier Corp.	141,318	5,423,785
	CPI Corp.	63,379	2,648,608
	Craftmade International, Inc.	61,350	1,132,521
*	Crown Media Holdings, Inc.	17,944	57,959
*	CSK Auto Corp.	398,700	6,638,355
	CSS Industries, Inc.	53,050	1,637,123
*	Culp, Inc.	152,480	751,726
*	Cumulus Media, Inc. Class A	138,366	1,404,415
	Cutter & Buck, Inc.	111,600	1,124,928
*	Cybex International, Inc.	156,350	1,013,148
*	Cycle Country Accessories Corp.	60,200	113,778
*	Daily Journal Corp.	200	8,066

2

		Shares	Value†
	Deb Shops, Inc.	135,673	$3,429,813
*	Deckers Outdoor Corp.	64,900	3,621,420
	Decorator Industries, Inc.	20,587	175,504
*	dELiA*s, Inc.	142,905	1,324,729
	Delta Apparel, Inc.	77,280	1,378,675
*	Delta Woodside Industries, Inc.	15,600	164
*	Design Within Reach, Inc.	115,034	644,190
*	DG Fastchannel, Inc.	86,671	995,850
*	Diedrich Coffee, Inc.	28,025	97,527
*	Dixie Group, Inc.	104,300	1,450,813
* #	Dominion Homes, Inc.	71,300	415,679
*	Dorman Products, Inc.	143,675	1,483,444
	Dover Downs Gaming & Entertainment, Inc.	140,467	1,876,639
	Dover Motorsports, Inc.	149,200	789,268
*	Drew Industries, Inc.	188,000	5,215,120
*	drugstore.com, Inc.	850,082	2,864,776
*	Duckwall-ALCO Stores, Inc.	41,000	1,632,210
* #	Dura Automotive Systems, Inc.	141,200	56,480
* #	E Com Ventures, Inc.	10,825	223,969
*	Educate, Inc.	276,800	2,031,712
	Educational Development Corp.	16,500	110,550
*	ELXSI Corp.	7,100	16,685
*	EMAK Worldwide, Inc.	58,100	354,410
*	Emerging Vision, Inc.	98,300	18,185
*	Emerson Radio Corp.	234,978	758,979
	Emmis Communications Corp. Class A	284,732	2,405,985
*	Enesco Group, Inc.	122,400	33,048
* #	Escala Group, Inc.	244,712	1,172,170
	Escalade, Inc.	39,644	402,387
* #	Everlast Worldwide, Inc.	5,600	87,080
*	Factory 2-U Stores, Inc.	23,754	34
*	Factory Card & Party Outlet Corp.	5,067	37,774
*	Fairchild Corp. Class A	148,929	342,537
*	Famous Dave’s of America, Inc.	95,530	1,544,720
	Fedders Corp.	144,182	175,902
	Federal Screw Works	33,750	485,156
	Finish Line, Inc. Class A	287,664	4,010,036
*	Finlay Enterprises, Inc.	80,700	652,056
	Flanigan’s Enterprises, Inc.	20,600	236,282
*	Fleetwood Enterprises, Inc.	552,599	4,238,434
	Flexsteel Industries, Inc.	60,900	767,340
*	Foamex International, Inc.	34,649	169,780
*	Footstar, Inc.	83,700	510,570
*	Fountain Powerboat Industries, Inc.	38,965	170,472
*	Franklin Covey Co.	181,100	1,059,435
*	Franklin Electronic Publishers, Inc.	81,300	158,535
	Fred’s, Inc.	363,396	4,284,439
*	Friendly Ice Cream Corp.	24,500	281,505
	Frisch’s Restaurants, Inc.	63,868	1,679,090
*	Fuel Systems Solutions, Inc.	137,590	2,614,210
*	Gaiam, Inc.	3,551	48,578
*	GameTech International, Inc.	80,200	858,942
	Gaming Partners International Corp.	72,234	1,246,036
* #	Gander Mountain Co.	126,213	1,008,442
*	Genesco, Inc.	147,400	5,648,368

3

		Shares	Value†
*	Gentek, Inc.	93,784	$3,078,929
*	G-III Apparel Group, Ltd.	98,405	1,489,852
*	Golf Galaxy, Inc.	32,300	597,873
*	Gottschalks, Inc.	129,300	1,449,453
	Gray Television, Inc.	309,200	1,941,776
	Gray Television, Inc. Class A	41,200	299,524
* #	GSI Commerce, Inc.	407,899	6,677,307
*	Hampshire Group, Ltd.	25,400	421,640
	Hancock Fabrics, Inc.	182,600	582,494
	Handleman Co.	184,305	1,454,166
*	Harolds Stores, Inc.	31,937	15,968
*	Harris Interactive, Inc.	559,304	2,679,066
*	Hartmarx Corp.	323,000	2,125,340
*	Hastings Entertainment, Inc.	95,270	690,707
	Haverty Furniture Co., Inc.	167,500	2,334,950
	Haverty Furniture Co., Inc. Class A	12,000	167,760
*	Hawk Corp.	79,200	947,232
*	Hayes Lemmerz International, Inc.	176,816	415,518
*	Hollywood Media Corp.	303,497	1,268,617
* #	Home Solutions of America, Inc.	378,840	2,231,368
*	Hot Topic, Inc.	397,426	5,305,637
*	Iconix Brand Group, Inc.	390,437	7,023,962
	ILX Resorts, Inc.	25,800	250,260
*	Image Entertainment, Inc.	193,020	675,570
* #	Infosonics Corp.	127,200	511,344
*	Insignia Systems, Inc.	51,150	145,777
*	Interface, Inc. Class A	435,667	6,474,012
*	International Textile Group, Inc.	1,180	16,166
*	Interstate Hotels & Resorts, Inc.	284,150	2,213,528
*	INVESTools, Inc.	410,550	5,283,778
*	ION Media Networks, Inc.	343,100	233,308
* #	iRobot Corp.	6,634	123,459
* #	Isle of Capri Casinos, Inc.	183,248	5,061,310
	J. Alexander’s Corp.	104,550	909,585
*	Jaclyn, Inc.	20,027	205,277
*	Jakks Pacific, Inc.	216,258	4,725,237
*	Jennifer Convertibles, Inc.	47,500	248,900
*	Jo-Ann Stores, Inc.	221,000	4,360,330
*	Johnson Outdoors, Inc.	64,833	1,179,961
* #	Jos. A. Bank Clothiers, Inc.	151,159	4,533,258
	Journal Register Co.	345,300	2,686,434
*	K2, Inc.	361,763	4,891,036
#	Kellwood Co.	136,000	4,250,000
	Kenneth Cole Productions, Inc. Class A	119,000	2,844,100
*	Keystone Automotive Industries, Inc.	146,200	5,244,194
	Kimball International, Inc. Class B	235,995	5,661,520
*	Kirkland’s, Inc.	134,551	620,280
*	Knology, Inc.	96,900	969,000
	Koss Corp.	83,900	2,013,600
* #	Krispy Kreme Doughnuts, Inc.	562,700	5,463,817
*	KSW, Inc.	50,100	282,564
*	LaCrosse Footwear, Inc.	21,462	274,928
*	Lakeland Industries, Inc.	32,744	456,779
*	Lakes Entertainment, Inc.	171,433	1,628,613
	Landry’s Restaurants, Inc.	34,900	985,925

4

		Shares	Value†
*	Lazare Kaplan International, Inc.	67,400	$569,530
#	La-Z—Boy, Inc.	466,300	5,493,014
*	Lenox Group, Inc.	122,050	744,505
#	Levitt Corp. Class A	160,400	1,998,584
#	Libbey, Inc.	128,600	1,500,762
	Liberty Homes, Inc. Class A	200	1,260
#	Lifetime Brands, Inc.	121,020	2,432,502
*	Lin TV Corp.	34,400	311,320
*	Lincoln Educational Services	55,026	681,772
	Lithia Motors, Inc. Class A	119,400	3,087,684
*	Lodgenet Entertainment Corp.	176,542	4,175,218
*	Lodgian, Inc.	222,801	3,197,194
	Lone Star Steakhouse & Saloon, Inc.	134,758	3,711,235
*	LOUD Technologies, Inc.	22,580	329,894
*	Luby’s, Inc.	235,650	2,592,150
#	M/I Homes, Inc.	126,500	4,715,920
*	Mace Security International, Inc.	136,938	330,021
*	Magna Entertainment Corp.	15,700	69,551
*	Maidenform Brands, Inc.	208,500	3,986,520
	Marine Products Corp.	279,905	3,067,759
*	MarineMax, Inc.	160,476	4,310,385
*	Max & Erma’s Restaurants, Inc.	20,844	166,752
*	McCormick & Schmick’s Seafood Restaurants, Inc.	127,901	3,207,757
	McRae Industries, Inc. Class A	8,800	106,920
*	Meade Instruments Corp.	152,660	316,006
*	Mediacom Communications Corp.	757,483	6,128,037
*	Merisel, Inc.	5	20
*	Midas, Inc.	142,100	3,124,779
*	Mity Enterprises, Inc.	40,550	721,790
	Modine Manufacturing Co.	12,000	295,200
	Monaco Coach Corp.	270,400	3,490,864
*	Monarch Casino & Resort, Inc.	166,100	3,913,316
	Monro Muffler Brake, Inc.	112,053	4,179,577
*	Morgan’s Foods, Inc.	500	4,225
* #	Mothers Work, Inc.	49,116	2,014,738
*	Motorcar Parts of America, Inc.	24,500	356,475
	Movado Group, Inc.	192,200	4,806,922
#	Movie Gallery, Inc.	282,873	803,359
*	MTR Gaming Group, Inc.	247,436	2,746,540
* #	Multimedia Games, Inc.	244,309	2,286,732
*	Nathan’s Famous, Inc.	56,675	748,110
* #	National Lampoon, Inc.	11,700	25,506
	National Presto Industries, Inc.	6,335	389,666
*	National RV Holdings, Inc.	102,650	349,010
*	Nature Vision, Inc.	500	3,015
#	Nautilus Group, Inc.	308,710	4,797,353
* #	Navarre Corp.	226,457	1,084,729
*	Nevada Gold & Casinos, Inc.	117,950	455,287
*	New Frontier Media, Inc.	217,163	1,947,952
*	Nitches, Inc.	33,639	204,862
*	Nobel Learning Communities, Inc.	52,950	552,798
	Nobility Homes, Inc.	43,800	1,197,930
	Noble International, Ltd.	126,800	2,402,860
*	NTN Communications, Inc.	363,891	473,058
*	Odd Job Stores, Inc.	83,400	9,174

5

		Shares	Value†
*	Ohio Art Co.	3,600	$32,580
*	Opinion Research Corp.	27,500	328,625
#	Orleans Homebuilders, Inc.	146,800	2,100,708
*	O’Charleys, Inc.	210,951	4,240,115
*	Outdoor Channel Holdings, Inc.	134,645	1,731,535
* #	Overstock.com, Inc.	14,692	211,418
	Oxford Industries, Inc.	97,800	4,970,196
*	P & F Industries, Inc. Class A	1,500	15,585
* #	Palm Harbor Homes, Inc.	200,934	2,756,814
*	PC Mall, Inc.	110,282	1,038,856
* #	Pegasus Communications Corp.	56,640	134,520
*	Perry Ellis International, Inc.	77,800	2,952,510
*	PetMed Express, Inc.	210,274	2,704,124
*	Phoenix Footwear Group, Inc.	61,100	255,398
*	Phoenix Gold International, Inc.	3,600	270
* #	Playboy Enterprises, Inc. Class B	248,580	2,886,014
*	Point.360	84,700	144,837
* #	PokerTek, Inc.	34,200	359,100
*	Pomeroy IT Solutions, Inc.	114,040	843,896
#	Pre-Paid Legal Services, Inc.	133,100	5,526,312
* #	PRIMEDIA, Inc.	55,604	86,742
*	Princeton Review, Inc.	205,780	1,090,634
*	Progressive Gaming International Corp.	310,223	2,481,784
*	Proliance International, Inc.	90,200	336,446
*	ProQuest Co.	20,200	279,770
*	QEP Co., Inc.	15,757	103,523
* #	Quaker Fabric Corp.	147,950	136,114
* #	Quantum Fuel Systems Technologies Worldwide, Inc.	459,583	808,866
*	Radio One, Inc. Class D	13,900	90,211
*	RC2 Corp.	188,180	8,067,277
*	Reading International, Inc. Class A	142,163	1,185,639
*	Reading International, Inc. Class B	10,140	83,655
*	Red Lion Hotels Corp.	119,900	1,474,770
*	Red Robin Gourmet Burgers, Inc.	148,751	5,112,572
*	RedEnvelope, Inc.	85,748	656,830
*	Regent Communications, Inc.	482,407	1,505,110
*	Rentrak Corp.	104,800	1,544,752
*	Restoration Hardware, Inc.	345,372	2,949,477
*	Retail Ventures, Inc.	414,056	7,879,486
*	Rex Stores Corp.	141,475	2,376,780
*	Riviera Holdings Corp.	66,300	1,495,065
*	Rockford Corp.	80,475	136,807
*	Rocky Brands, Inc.	45,800	646,238
*	Rubio’s Restaurants, Inc.	86,985	859,412
	Russ Berrie & Co., Inc.	184,100	2,954,805
	S&K Famous Brands, Inc.	24,600	319,800
*	Saga Communications, Inc. Class A	133,141	1,188,949
	Salem Communications Corp.	169,151	2,090,706
* #	Salton, Inc.	128,017	359,728
*	Schieb (Earl), Inc.	71,500	253,825
* #	Sharper Image Corp.	134,600	1,304,274
*	Shiloh Industries, Inc.	142,200	2,369,052
*	Shoe Carnival, Inc.	123,800	3,337,648
*	Shoe Pavilion, Inc.	5,700	42,864

6

		Shares	Value†
*	Silverleaf Resorts, Inc.	17,600	$71,104
	Sinclair Broadcast Group, Inc. Class A	426,302	4,241,705
* #	Six Flags, Inc.	545,500	2,951,155
	Skyline Corp.	74,579	3,124,114
* #	Smith & Wesson Holding Corp.	355,800	4,643,190
*	Smith & Wollensky Restaurant Group, Inc.	56,600	278,472
	Sonesta International Hotels Corp. Class A	900	17,149
* #	Source Interlink Companies, Inc.	470,569	4,197,475
*	Spanish Broadcasting System, Inc.	362,486	1,533,316
*	SPAR Group, Inc.	1,000	1,300
	Spartan Motors, Inc.	115,501	2,580,292
*	Sport Chalet, Inc. Class A	107,975	1,031,161
*	Sport Chalet, Inc. Class B	14,125	135,600
	Sport-Haley, Inc.	32,100	147,981
	Stage Stores, Inc.	226,516	7,484,089
*	Stamps.com, Inc.	204,998	3,200,019
	Standard Motor Products, Inc.	172,400	2,375,672
	Stanley Furniture, Inc.	141,600	3,119,448
	Star Buffet, Inc.	16,400	144,976
	Stein Mart, Inc.	258,400	4,056,880
*	Steinway Musical Instruments, Inc.	79,000	2,306,800
	Steven Madden, Ltd.	186,350	6,852,089
	Stewart Enterprises, Inc.	472,798	3,025,907
*	Stoneridge, Inc.	188,400	1,364,016
*	Strattec Security Corp.	40,900	1,774,242
	Stride Rite Corp.	327,900	5,125,077
	Sturm Ruger & Co., Inc.	244,900	2,556,756
*	Sunterra Corp.	172,009	1,788,894
	Sun-Times Media Group, Inc. Class A	578,900	2,819,243
#	Superior Industries International, Inc.	239,500	4,725,335
	Superior Uniform Group, Inc.	86,600	1,147,450
*	Syms Corp.	143,200	2,630,584
* #	Syntax-Brillian Corp.	448,884	3,757,159
* #	Systemax, Inc.	281,500	3,803,065
*	Tag-It Pacific, Inc.	110,300	120,227
	Tandy Brand Accessories, Inc.	60,077	716,719
*	Tandy Leather Factory, Inc.	96,570	758,074
*	Tarrant Apparel Group	232,085	313,315
*	The Hallwood Group, Inc.	3,756	347,392
	The Marcus Corp.	192,800	4,906,760
	The Pep Boys — Manny, Moe & Jack	61,800	834,300
*	The Rowe Companies	120,268	28,864
*	The Sports Club Co., Inc.	142,200	227,520
*	The Steak n Shake Co.	253,200	4,360,104
* #	TiVo, Inc.	850,400	4,847,280
	Traffix, Inc.	142,900	751,654
*	Trans World Entertainment Corp.	218,126	1,478,894
*	Triple Crown Media, Inc.	44,869	309,596
* #	True Religion Apparel, Inc.	206,705	3,141,916
* #	Trump Entertainment Resorts, Inc.	33,292	709,785
	Tuesday Morning Corp.	13,000	228,800
*	Tweeter Home Entertainment Group, Inc.	220,725	558,434
*	Ultimate Electronics, Inc.	2,190	0
*	Unifi, Inc.	401,500	871,255
	Unifirst Corp.	88,500	3,672,750

7

		Shares	Value†
*	United Retail Group, Inc.	121,600	$1,772,928
*	Universal Electronics, Inc.	124,020	2,604,420
	Value Line, Inc.	12,192	709,818
*	ValueVision Media, Inc. Class A	340,222	4,497,735
* #	Varsity Group, Inc.	164,622	258,457
* #	Vertrue, Inc.	87,497	3,352,010
*	Virco Manufacturing Corp.	155,131	927,683
*	Waxman Industries, Inc.	975	8,409
	Wellco Enterprises, Inc.	10,600	121,370
* #	Wells-Gardner Electronics Corp.	82,538	302,914
*	West Marine, Inc.	193,002	3,338,935
*	Western Metals Corp.	5,800	1,392
* #	Wet Seal, Inc. Class A	705,518	5,122,061
	Weyco Group, Inc.	6,600	162,492
*	Wilsons The Leather Experts, Inc.	346,520	790,066
*	Winmark Corp.	53,554	1,186,221
* #	WisdomTree Investments, Inc.	6,700	49,580
*	Young Broadcasting, Inc. Class A	172,566	377,920
Total Consumer Discretionary			729,537,756

Consumer Staples — (3.1%)
	Alico, Inc.	66,200	3,772,738
*	Alliance One International, Inc.	864,424	5,601,468
#	American Italian Pasta Co.	166,700	1,405,281
	Andersons, Inc.	109,400	4,507,280
*	Atlantic Premium Brands, Ltd.	23,300	12,931
*	Boston Beer Co., Inc. Class A	131,700	4,749,102
*	Bridgford Foods Corp.	91,667	607,752
*	Cagle’s, Inc. Class A	94,800	725,220
	Calavo Growers, Inc.	47,320	506,324
	Cal-Maine Foods, Inc.	192,000	1,589,760
*	Carrington Laboratories, Inc.	95,640	395,950
	CCA Industries, Inc.	56,230	655,079
* #	Central European Distribution Corp.	30,946	886,603
* #	Chattem, Inc.	171,817	8,374,361
	Chiquita Brands International, Inc.	177,400	2,536,820
*	Cuisine Solutions, Inc.	104,900	601,077
*	Darling International, Inc.	735,615	3,354,404
*	Elizabeth Arden, Inc.	260,862	4,799,861
	Farmer Brothers Co.	7,175	150,747
*	Female Health Co.	44,000	56,760
*	Genesee Corp. Class B	800	1,640
	Glacier Water Services, Inc.	24,500	728,875
	Golden Enterprises, Inc.	64,206	197,112
*	Green Mountain Coffee, Inc.	68,800	3,384,960
*	Griffin Land & Nurseries, Inc. Class A	23,500	728,735
* #	Hines Horticulture, Inc.	195,700	264,195
*	IGI, Inc.	16,400	16,892
	Imperial Sugar Co. (New)	69,917	1,610,888
	Ingles Market, Inc. Class A	110,798	3,298,456
* #	Integrated Biopharma, Inc.	116,875	835,656
	Inter Parfums, Inc.	184,900	3,727,584
* #	Interstate Bakeries Corp.	238,400	667,520
	J & J Snack Foods Corp.	168,000	6,431,040
*	Katy Industries, Inc.	76,100	209,275

8

		Shares	Value†
	Lance, Inc.	280,121	$5,355,914
* #	Lifeway Foods, Inc.	54,920	480,001
#	Mannatech, Inc.	241,670	3,605,716
*	Maui Land & Pineapple Co., Inc.	66,100	2,101,980
* #	Medifast, Inc.	123,000	1,605,150
#	MGP Ingredients, Inc.	151,200	3,297,672
*	Monterey Pasta Co.	153,184	655,628
#	Nash Finch Co.	120,100	3,176,645
	National Beverage Corp.	341,900	4,321,616
*	Natrol, Inc.	99,700	207,376
*	Natural Alternatives International, Inc.	61,798	533,317
*	Natural Health Trends Corp.	26,600	37,506
	Nature’s Sunshine Products, Inc.	153,100	1,714,720
	Oil-Dri Corp. of America	70,375	1,263,231
*	Omega Protein Corp.	207,200	1,489,768
* #	Parlux Fragrances, Inc.	181,000	1,194,600
*	Pathmark Stores, Inc.	474,424	5,356,247
*	Peet’s Coffee & Tea, Inc.	125,949	3,205,402
*	Pizza Inn, Inc.	39,700	67,887
* #	Playtex Products, Inc.	558,300	8,296,338
	Premium Standard Farms, Inc.	20,200	383,598
*	Prestige Brands Holdings, Inc.	5,100	61,098
*	PriceSmart, Inc.	263,502	4,540,139
*	Pyramid Breweries, Inc.	60,299	198,987
	Reddy Ice Holdings, Inc.	20,900	517,693
*	Redhook Ale Brewery, Inc.	70,900	354,500
	Reliv International, Inc.	144,731	1,293,895
	Rocky Mountain Chocolate Factory, Inc.	76,147	1,107,939
* #	San Filippo (John B.) & Son, Inc.	71,700	784,398
#	Sanderson Farms, Inc.	182,609	5,049,139
*	Scheid Vineyards, Inc.	2,900	104,400
*	Schiff Nutrition International, Inc.	70,700	448,238
*	Scope Industries	16,650	1,232,100
*	Seneca Foods Corp. Class A	200	5,175
*	Seneca Foods Corp. Class B	6,800	183,668
*	Smart & Final Food, Inc.	285,700	5,159,742
	Spartan Stores, Inc.	193,403	4,067,265
*	Standard Management Corp.	68,815	3,097
* #	Star Scientific, Inc.	712,393	2,614,482
	Stephan Co.	33,500	117,250
	Tasty Baking Co.	80,500	743,820
	The Topps Co., Inc.	352,347	3,093,607
*	Tofutti Brands, Inc.	23,400	73,710
	United-Guardian, Inc.	39,320	387,302
*	USANA Health Services, Inc.	157,670	7,628,075
#	Vector Group, Ltd.	231,845	4,138,433
*	Vermont Pure Holdings, Ltd.	20,600	31,312
*	Vita Food Products, Inc.	100	211
	WD-40 Co.	153,212	4,979,390
* #	Wild Oats Markets, Inc.	268,076	4,058,671
*	Zapata Corp.	119,182	717,476
Total Consumer Staples			169,437,870

Energy — (3.8%)
*	Abraxas Petroleum Corp.	371,800	1,576,432

9

		Shares	Value†
	Adams Resources & Energy, Inc.	68,250	$2,064,562
* #	Allis-Chalmers Energy, Inc.	218,500	4,610,350
* #	American Oil & Gas, Inc.	335,235	2,665,118
*	Arena Resources, Inc.	132,900	5,807,730
*	Atlas America, Inc.	147,416	7,164,418
	Barnwell Industries, Inc.	64,206	1,443,993
*	Bolt Technology Corp.	50,600	1,017,060
* #	Boots & Coots International Well Control, Inc.	193,100	357,235
* #	BPZ Energy, Inc.	2,616	10,726
*	Brigham Exploration Co.	400,071	3,444,611
*	Bristow Group, Inc.	156,241	5,557,492
*	Callon Petroleum Co.	184,800	2,980,824
*	Carrizo Oil & Gas, Inc.	235,781	7,851,507
	CKX Lands, Inc.	597	8,671
*	Clayton Williams Energy, Inc.	95,573	3,774,178
*	Contango Oil & Gas Co.	136,500	3,169,530
*	Dawson Geophysical Co.	68,500	2,485,865
* #	Dune Energy, Inc.	206,417	534,620
*	Edge Petroleum Corp.	150,085	2,979,187
* #	Endeavour International Corp.	761,960	1,752,508
* #	FX Energy, Inc.	319,996	2,239,972
* #	Gasco Energy, Inc.	746,600	1,985,956
*	Giant Industries, Inc.	70,200	5,411,718
* #	Goodrich Petroleum Corp.	227,200	9,987,712
*	GSV, Inc.	2,740	370
	Gulf Island Fabrication, Inc.	126,688	4,767,269
*	Gulfmark Offshore, Inc.	187,800	7,562,706
*	Gulfport Energy Corp.	192,073	2,293,352
*	Harvest Natural Resources, Inc.	487,800	4,999,950
*	Horizon Offshore, Inc.	5,253	87,200
* #	Infinity, Inc.	122,247	458,426
* #	Input/Output, Inc.	709,500	7,698,075
	Lufkin Industries, Inc.	96,300	5,633,550
	MarkWest Hydrocarbon, Inc.	108,804	4,573,032
*	Matrix Service Co.	208,900	3,338,222
* #	McMoran Exploration Co.	257,500	4,045,325
*	Meridian Resource Corp.	748,372	2,656,721
* #	Metretek Technologies, Inc.	139,200	1,982,208
*	Mexco Energy Corp.	1,400	9,786
*	Miller Petroleum, Inc.	1,921	826
*	Mitcham Industries, Inc.	90,200	1,127,500
*	NATCO Group, Inc. Class A	163,600	5,639,292
*	Natural Gas Services Group	90,900	1,424,403
*	Newpark Resources, Inc.	772,770	4,752,535
*	OMNI Energy Services Corp.	150,645	1,521,514
	Panhandle Royalty Co.	13,575	253,852
*	Parallel Petroleum Corp.	318,186	6,284,173
*	Parker Drilling Co.	480,200	4,624,326
*	Petrohawk Energy Corp.	43,654	566,192
*	Petroleum Development Corp.	145,178	6,130,867
*	PetroQuest Energy, Inc.	428,700	5,375,898
*	PHI, Inc. Non-Voting	109,859	3,719,826
*	Pioneer Drilling Co.	95,000	1,375,600
*	Quest Resource Corp.	36,065	406,453
* #	Rentech, Inc.	1,286,825	5,173,036

10

		Shares	Value†
*	Royale Energy, Inc.	47,057	$202,345
* #	SulphCo, Inc.	608,800	3,044,000
* #	Syntroleum Corp.	488,696	1,290,157
*	T-3 Energy Services, Inc.	9,270	202,457
*	Tengasco, Inc.	733	645
* #	Teton Energy Corp.	102,500	538,125
*	TGC Industries, Inc.	140,467	1,092,833
* #	Toreador Resources Corp.	41,700	1,022,067
* #	Transmeridian Exploration, Inc.	823,200	2,757,720
*	Trico Marine Services, Inc.	132,477	4,815,539
* #	Tri-Valley Corp.	209,500	1,730,470
*	VAALCO Energy, Inc.	531,100	4,455,929
* #	Warren Resources, Inc.	373,300	4,991,021
*	Warrior Energy Service Corp.	98,568	2,863,400
*	Westmoreland Coal Co.	76,200	1,684,782
*	Westside Energy Corp.	1,700	2,176
*	Whittier Energy Corp.	16,277	121,264
Total Energy			210,179,390

Financials — (13.8%)
*	1st Constitution Bancorp	2,827	53,600
	1st Independence Financial Group, Inc.	5,800	98,600
	1st Source Corp.	202,442	6,330,361
	21st Century Holding Co.	68,434	1,805,289
	Abigail Adams National Bancorp, Inc.	2,112	28,301
	Access National Corp.	10,093	96,388
	Advanta Corp. Class A	3,352	139,745
	Advanta Corp. Class B Non-Voting	24,781	1,130,509
	Affirmative Insurance Holdings, Inc.	9,700	156,267
	Alliance Financial Corp.	2,453	75,307
	Amcore Financial, Inc.	225,988	7,195,458
	Ameriana Bancorp	20,650	283,524
	American Bancorp of New Jersey, Inc.	60,238	734,904
	American Equity Investment Life Holding Co.	505,700	6,574,100
*	American Independence Corp.	15,643	164,564
	American National Bankshares, Inc.	3,902	90,917
*	American Physicians Capital, Inc.	98,047	3,914,036
	American Physicians Services Group, Inc.	36,700	582,062
#	American River Bankshares	21,971	551,692
*	American Spectrum Realty, Inc.	157	3,509
	American West Bancorporation	103,438	2,262,189
	Ameris Bancorp	117,960	3,292,264
*	AmeriServe Financial, Inc.	187,654	927,011
	Anchor Bancorp Wisconsin, Inc.	199,633	5,721,482
	Arrow Financial Corp.	99,628	2,444,871
	ASB Financial Corp.	4,400	94,050
*	Asset Acceptance Capital Corp.	210,211	3,500,013
#	ASTA Funding, Inc.	123,993	4,081,850
*	Atlantic American Corp.	157,725	449,516
#	Atlantic Coast Federal Corp.	55,112	992,016
	Baldwin & Lyons, Inc. Class B	73,900	1,976,825
	BancFirst Corp.	143,009	7,618,089
*	Bancinsurance Corp.	39,480	238,854
	Bancorp Rhode Island, Inc.	6,267	271,048
*	Bancshares of Florida, Inc.	81,750	1,706,940
	Bank of Commerce Holdings	4,800	56,904

11

		Shares	Value†
	Bank of Granite Corp.	86,195	$1,607,537
#	Bank of the Ozarks, Inc.	152,115	4,981,766
	BankFinancial Corp.	138,986	2,433,645
	Banner Corp.	116,190	5,305,235
	Bar Harbor Bankshares	4,200	130,011
*	Beach First National Bancshares, Inc.	3,103	81,361
	Berkshire Bancorp, Inc.	305	4,936
	Berkshire Hills Bancorp, Inc.	77,635	2,618,629
	Beverly Hills Bancorp, Inc.	193,155	1,676,585
*	BFC Financial Corp.	192,630	1,280,989
*	BNCCORP, Inc.	11,910	154,830
*	BNS Holding, Inc. Class A	26,480	291,280
	Bristol West Holdings, Inc.	271,400	4,203,986
	Brooke Corp.	67,723	762,561
*	Brunswick Bancorp	100	1,342
	Bryn Mawr Bank Corp.	13,834	336,443
	C&F Financial Corp.	1,437	58,198
*	CabelTel International Corp.	3,430	11,696
	Cadence Financial Corp.	3,267	69,097
	California First National Bancorp	79,650	1,115,100
	Camco Financial Corp.	19,254	247,414
	Camden National Corp.	59,400	2,667,654
	Capital Bank Corp.	1,745	30,188
#	Capital City Bank Group, Inc.	38,066	1,295,386
	Capital Corp. of the West	97,506	3,117,267
*	Capital Crossing Bank	86,700	2,557,650
	Capital Properties, Inc.	208	5,075
	Capital Southwest Corp.	4,918	635,996
	Capitol Bancorp, Ltd.	146,200	6,549,760
	Cardinal Financial Corp.	221,785	2,206,761
	Carrollton Bancorp	200	3,580
	Carver Bancorp, Inc.	3,504	56,169
* #	Cash Systems, Inc.	161,456	1,052,693
* #	Centennial Bank Holdings, Inc.	173,159	1,650,205
#	Center Bancorp, Inc.	119,855	1,917,680
	Center Financial Corp.	150,354	3,372,440
#	Centerstate Banks of Florida, Inc.	10,300	216,094
	Central Bancorp, Inc.	10,000	326,500
	Central Virginia Bankshares, Inc.	4,827	132,549
*	Centrue Financial Corp.	4,111	79,589
	Century Bancorp, Inc. Class A	7,600	201,400
	CFS Bancorp, Inc.	101,673	1,454,941
#	Charter Financial Corp.	750	38,437
	Chemical Financial Corp.	159,899	5,222,301
	Citizens First Bancorp, Inc.	75,838	2,217,503
	Citizens Holding Co.	400	8,872
	Citizens South Banking Corp.	42,093	536,686
* #	Citizens, Inc.	356,008	2,282,011
	City Holding Co.	174,419	6,889,550
	Clark, Inc.	144,300	2,366,520
*	CNA Surety Corp.	295,942	5,907,002
#	CNB Financial Corp.	5,400	74,682
	CoBiz, Inc.	98,279	2,279,090
	Codorus Valley Bancorp, Inc.	840	16,800
#	Colony Bankcorp, Inc.	22,800	418,836
	Columbia Banking System, Inc.	145,828	4,904,196
	Comm Bancorp, Inc.	951	40,703
	Commercial Bancshares, Inc.	36,453	1,393,963

12

		Shares	Value†
	Commercial National Financial Corp.	3,800	$77,292
	Commonwealth Bankshares, Inc.	2,094	57,166
*	Community Bancorp	12,880	391,423
	Community Bank System, Inc.	271,900	6,536,476
	Community Banks, Inc.	20,095	551,005
	Community Bankshares, Inc.	4,230	70,006
	Community Capital Corp.	400	8,310
	Community Trust Bancorp, Inc.	129,979	5,252,451
	Community West Bancshares	24,105	379,654
	Consolidated-Tokoma Land Co.	51,100	3,666,425
* #	Consumer Portfolio Services, Inc.	194,871	1,336,815
	Cooperative Bankshares, Inc.	15,325	279,988
*	Cowlitz Bancorporation	5,578	93,125
	Crawford & Co. Class A	94,400	563,568
	Crawford & Co. Class B	132,500	960,625
*	Dearborn Bancorp, Inc.	13,700	290,303
	Delta Financial Corp.	211,000	1,993,950
	Dime Community Bancshares	334,074	4,700,421
	Direct General Corp.	108,100	1,772,840
*	Dollar Financial Corp.	166,500	4,871,790
	Donegal Group, Inc. Class A	177,777	3,411,541
	Donegal Group, Inc. Class B	34,026	600,559
	ECB Bancorp, Inc.	612	19,875
	EMC Insurance Group, Inc.	133,763	4,612,148
* #	Encore Capital Group, Inc.	207,255	2,884,990
	Enterprise Financial Services Corp.	41,924	1,302,998
*	Epoch Holding Corp.	75,975	632,872
	ESB Financial Corp.	94,536	1,023,825
	Evans Bancorp, Inc.	1,100	22,550
	Exchange National Bancshares, Inc.	651	20,432
*	EZCORP, Inc. Class A Non-Voting	91,900	4,293,568
#	Federal Agriculture Mortgage Corporation Class C	86,200	2,248,958
	Federal Trust Corp.	5,730	58,389
	Fidelity Bancorp, Inc.	1,245	23,667
	Fidelity Bankshares, Inc.	160,136	6,302,953
	Fidelity Southern Corp.	82,500	1,534,500
	Financial Federal Corp.	247,150	6,846,055
*	Financial Industries Corp.	9,148	73,184
	Financial Institutions, Inc.	39,754	927,858
*	Firebrand Financial Group, Inc.	59,300	2,520
*	First Acceptance Corp.	432,402	4,367,260
	First Albany Companies, Inc.	110,420	248,445
	First Bancorp	129,924	2,716,711
	First Bancshares, Inc.	438	7,446
*	First Bank of Delaware	50,014	163,046
	First Busey Corp.	194,201	4,583,144
*	First Cash Financial Services, Inc.	291,754	5,960,534
	First Charter Corp.	283,209	6,811,176
	First Community Bancorp	4,396	237,428
	First Community Bancshares, Inc.	101,961	3,839,851
	First Defiance Financial Corp.	68,292	2,032,370
	First Federal Bancshares of Arkansas, Inc.	46,800	1,131,624
	First Federal Bankshares, Inc.	1,000	21,660
	First Federal of Northern Michigan Bancorp, Inc.	1,300	11,882
	First Financial Bancorp	360,927	5,987,779
	First Financial Bankshares, Inc.	27,295	1,138,747

13

		Shares	Value†
	First Financial Corp.	119,845	$4,062,745
	First Financial Holdings, Inc.	122,500	4,608,450
	First Financial Service Corp.	782	24,273
	First Franklin Corp.	900	14,287
	First Indiana Corp.	154,125	3,826,924
*	First Investors Financial Services Group, Inc.	43,200	314,928
	First Keystone Financial, Inc.	16,500	317,625
	First M&F Corp.	7,903	146,719
*	First Mariner Bancorp, Inc.	23,048	435,377
	First Merchants Corp.	166,262	4,434,208
	First Mutual Bancshares, Inc.	40,475	947,115
	First National Lincoln Corp.	7,347	122,842
	First PacTrust Bancorp, Inc.	14,613	409,164
	First Place Financial Corp.	157,111	3,825,653
*	First Regional Bancorp	70,052	2,357,950
#	First South Bancorp, Inc.	19,632	587,978
	First State Bancorporation	160,036	4,090,520
	First United Corp.	19,240	423,665
	First West Virginia Bancorp, Inc.	200	3,960
	Firstbank Corp.	28,880	673,194
	FirstBank NW Corp.	32,194	929,119
*	FirstCity Financial Corp.	101,795	1,062,740
	Flag Financial Corp.	45,622	1,161,080
	Flushing Financial Corp.	191,769	3,260,073
	FMS Financial Corp.	9,300	292,485
	FNB Corp. VA	5,977	233,701
	FNB Financial Services Corp.	12,166	182,368
	FNB United Corp.	18,043	321,707
*	FPIC Insurance Group, Inc.	93,997	3,642,384
*	Franklin Bank Corp.	213,174	4,182,474
* #	Franklin Credit Management Corp.	17,800	102,350
	Gateway Financial Holdings, Inc.	98,446	1,431,405
	GB&T Bancshares, Inc.	126,767	2,777,465
	German American Bancorp, Inc.	33,565	483,336
	Gouverneur Bancorp, Inc.	100	1,295
*	Great Lakes Bancorp, Inc.	54,610	803,859
	Great Pee Dee Bancorp, Inc.	900	14,265
#	Great Southern Bancorp, Inc.	123,587	3,614,920
*	Greater Atlantic Financial Corp.	200	980
	Greater Community Bancorp	3,667	59,772
	Greene County Bancshares, Inc.	88,137	3,396,800
*	Greenville First Bancshares, Inc.	7,227	157,187
*	Grubb & Ellis Co.	179,652	1,968,986
	GS Financial Corp.	7,200	153,000
	Guaranty Bancshares, Inc.	1,600	32,000
	Guaranty Federal Bancshares, Inc.	18,100	516,755
	Habersham Bancorp	340	8,398
	Harleysville Group, Inc.	24,642	876,270
	Harleysville National Corp.	264,106	5,337,582
	Harleysville Savings Financial Corp.	1,337	23,799
	Harrington West Financial Group, Inc.	675	12,396
#	Heartland Financial USA, Inc.	23,216	672,103
	Hercules Technology Growth Capital, Inc.	35,366	480,624
	Heritage Commerce Corp.	107,648	2,790,236
	Heritage Financial Corp.	87,885	2,144,394
	Heritage Financial Group	300	4,983

14

		Shares	Value†
	HF Financial Corp.	33,022	$574,253
	Hingham Institution for Savings	6,535	222,811
	HMN Financial, Inc.	34,646	1,174,499
	Home Federal Bancorp	37,400	1,067,770
	HopFed Bancorp, Inc.	4,655	74,945
	Horace Mann Educators Corp.	23,400	473,148
	Horizon Financial Corp.	110,827	2,736,319
	IBERIABANK Corp.	88,000	5,018,640
	IBT Bancorp, Inc.	2,352	49,392
	Independence Holding Co.	35,403	720,451
	Independent Bank Corp. MA	135,500	4,655,780
	Independent Bank Corp. MI	214,800	5,045,652
	Infinity Property & Casualty Corp.	159,371	7,195,601
	Integra Bank Corp.	160,355	4,465,887
	Interchange Financial Services Corp.	177,263	4,062,868
*	Intervest Bancshares Corp.	70,600	2,462,528
	Investors Title Co.	19,800	1,025,046
#	Irwin Financial Corp.	270,800	5,965,724
	ITLA Capital Corp.	51,800	2,746,436
	Jefferson Bancshares, Inc.	989	12,981
*	Kennedy-Wilson, Inc.	76,600	1,627,750
*	Kent Financial Services, Inc.	49,712	118,812
	K-Fed Bancorp	21,182	396,103
*	KMG America Corp.	87,400	734,160
	KNBT Bancorp, Inc.	259,924	4,366,723
* #	LaBranche & Co., Inc.	166,500	1,798,200
*	Ladenburg Thalmann Financial Services, Inc.	67,599	79,767
	Lakeland Bancorp, Inc.	35,863	536,152
	Lakeland Financial Corp.	32,992	821,831
	Landmark Bancorp, Inc.	33	917
	Leesport Financial Corp.	1,040	25,470
	Legacy Bancorp, Inc.	14,490	234,013
	Lincoln Bancorp	900	17,388
	LNB Bancorp, Inc.	13,195	222,600
	LSB Bancshares, Inc.	37,613	631,898
	LSB Corp.	16,200	262,602
	LSB Financial Corp.	213	5,208
	Macatawa Bank Corp.	147,522	3,261,711
	MainSource Financial Group, Inc.	17,677	322,782
*	MarketAxess Holdings, Inc.	14,600	210,240
*	Marlin Business Services, Inc.	109,074	2,364,724
	MASSBANK Corp.	32,127	1,063,725
	Mayflower Co-Op Bank Middleboro	2,650	34,450
*	Mays (J.W.), Inc.	2,700	57,375
	MBT Financial Corp.	168,253	2,581,001
	MCG Capital Corp.	24,600	480,684
*	Meadowbrook Insurance Group, Inc.	236,200	2,302,950
	Medallion Financial Corp.	154,300	1,829,998
	Mercantile Bancorp, Inc.	431	9,514
	Mercantile Bank Corp.	16,236	620,865
	Mercer Insurance Group, Inc.	59,656	1,205,648
	Merchants Bancshares, Inc.	61,524	1,461,195
	Merchants Group, Inc.	15,900	509,754
	Merrill Merchants Bancshares, Inc.	2,742	70,332
	Meta Financial Group, Inc.	16,523	445,956
	MetroCorp Bancshares, Inc.	45,551	997,111
	MFB Corp.	8,594	311,017

15

		Shares	Value†
	MicroFinancial, Inc.	44,500	$159,310
	Mid Penn Bancorp, Inc.	1,362	33,955
	Midland Co.	91,738	4,178,666
	MidSouth Bancorp, Inc.	7,185	213,718
	Mid-State Bancshares	200,587	7,295,349
	Midwest Banc Holdings, Inc.	199,663	4,652,148
	MidWestOne Financial Group, Inc.	1,268	24,548
	Monroe Bancorp	3,035	51,595
*	Move, Inc.	689,989	3,822,539
	MutualFirst Financial, Inc.	3,883	85,931
	Nara Bancorp, Inc.	235,615	4,778,272
	National Security Group, Inc.	12,602	206,547
	National Western Life Insurance Co. Class A	2,600	593,996
*	Navigators Group, Inc.	148,298	6,861,748
	NBT Bancorp, Inc.	285,672	7,070,382
	NetBank, Inc.	112,237	514,045
	New England Bancshares, Inc.	1,300	16,705
	New Hampshire Thrift Bancshares, Inc.	3,800	59,812
*	Newtek Business Services, Inc.	240,727	486,269
*	NexCen Brands, Inc.	423,414	3,107,859
	North Bay Bancorp	8,079	226,616
	North Central Bancshares, Inc.	17,500	696,062
	North Valley Bancorp	6,600	122,100
	Northeast Bancorp	12,600	236,502
* #	Northern Empire Bancshares	78,474	2,299,288
	Northrim BanCorp, Inc.	40,154	1,097,409
	Northway Financial, Inc.	200	6,685
	Norwood Financial Corp.	205	6,330
	NYMAGIC, Inc.	73,348	2,491,632
	Oak Hill Financial, Inc.	20,178	577,898
	OceanFirst Financial Corp.	112,591	2,490,513
*	Ocwen Financial Corp.	391,303	5,889,110
	Ohio Valley Banc Corp.	300	7,635
	Old Second Bancorp, Inc.	25,500	768,315
#	Omega Financial Corp.	113,366	3,679,860
	PAB Bankshares, Inc.	14,232	313,958
	Pacific Continental Corp.	10,711	207,793
*	Pacific Mercantile Bancorp	92,217	1,546,940
*	Pacific Premier Bancorp, Inc.	25,674	304,237
	Pamrapo Bancorp, Inc.	38,621	960,890
	Park Bancorp, Inc.	1,000	34,040
	Parkvale Financial Corp.	50,395	1,572,324
	Partners Trust Financial Group, Inc.	424,019	4,812,616
	PAULA Financial	49,300	113,883
	Peapack-Gladstone Financial Corp.	37,950	971,520
*	Penn Treaty American Corp.	184,050	1,308,595
	Pennfed Financial Services, Inc.	128,926	2,496,007
	Penns Woods Bancorp, Inc.	2,031	75,249
*	Pennsylvania Commerce Bancorp, Inc.	21,950	557,749
	Peoples Bancorp of North Carolina	1,200	34,380
	Peoples Bancorp, Inc. IN	2,181	42,857
	Peoples Bancorp, Inc. OH	96,416	2,751,713
	Peoples Community Bancorp	900	15,408
	PFF Bancorp, Inc.	241,200	7,959,600
*	Pico Holdings, Inc.	144,491	4,589,034
	Pinnacle Bancshares, Inc.	1,500	22,462

16

		Shares	Value†
*	Pinnacle Financial Partners, Inc.	139,835	$4,580,995
	Placer Sierra Bancshares	5,200	121,368
*	PMA Capital Corp. Class A	293,956	2,607,390
	Pocahontas Bancorp, Inc.	51,900	827,805
* #	Portfolio Recovery Associates, Inc.	144,728	6,606,833
	Premier Financial Bancorp, Inc.	8,025	113,955
	Presidential Life Corp.	226,349	5,067,954
	Princeton National Bancorp, Inc.	2,146	69,638
	ProCentury Corp.	115,149	2,036,986
	Providence Community Bancshares, Inc.	552	10,488
	Provident Financial Holdings, Inc.	72,400	2,203,856
	Provident New York Bancorp	385,984	5,874,676
*	PSB Bancorp, Inc.	12,300	199,383
	Pulaski Financial Corp.	76,307	1,220,912
*	QC Holdings, Inc.	42,800	623,168
	Rainier Pacific Financial Group, Inc.	44,947	864,780
	Renasant Corp.	141,380	4,313,504
	Republic Bancorp, Inc. Class A	169,196	4,209,596
*	Republic First Bancorp, Inc.	63,270	820,928
	Resource America, Inc.	168,780	4,445,665
* #	Rewards Network, Inc.	230,450	1,290,520
	Riverview Bancorp, Inc.	78,763	1,217,676
	Rome Bancorp, Inc.	53,296	691,249
	Royal Bancshares of Pennsylvania, Inc. Class A	16,400	406,884
*	RTW, Inc.	46,750	437,112
	Rurban Financial Corp.	110	1,185
#	S.Y. Bancorp, Inc.	129,742	3,617,207
	Salisbury Bancorp, Inc.	1,000	38,500
	Sanders Morris Harris Group, Inc.	173,286	2,221,527
	Sandy Spring Bancorp, Inc.	145,264	5,466,284
	SCBT Financial Corp.	18,373	742,820
*	SCPIE Holdings, Inc.	37,104	977,690
*	Seabright Insurance Holdings	152,500	2,432,375
	Seacoast Banking Corp. of Florida	170,613	4,094,712
	Security Bank Corp.	49,602	1,235,090
	Shore Financial Corp.	960	14,304
	Siebert Financial Corp.	42,300	210,654
#	Sierra Bancorp	88,138	2,712,006
	Simmons First National Corp. Class A	127,637	4,095,871
#	South Street Financial Corp.	500	4,600
*	Southcoast Financial Corp.	10,566	219,456
	Southern Community Financial Corp.	40,100	409,020
*	Southern Connecticut Bancorp, Inc.	1,100	7,810
	SouthFirst Bancshares, Inc.	100	1,300
#	Southside Bancshares, Inc.	43,002	1,113,322
	Southwest Bancorp, Inc.	129,331	3,454,431
	Southwest Georgia Financial Corp.	552	10,571
	State Bancorp, Inc.	100,690	1,827,020
	Sterling Bancorp	309,669	5,759,843
	Sterling Bancshares, Inc.	394,957	7,275,108
	Sterling Financial Corp. (PA)	29,328	681,583
	Stewart Information Services Corp.	52,200	2,038,932
*	Stifel Financial Corp.	105,792	4,128,004
*	Stratus Properties, Inc.	58,904	1,798,339
	Suffolk Bancorp	91,654	3,326,124
	Summit Bancshares, Inc.	96,622	2,646,477

17

		Shares	Value†
	Summit Bank Corp.	18,295	$433,409
* #	Sun American Bancorp	19,500	105,885
*	Sun Bancorp, Inc.	183,843	3,698,921
*	Superior Bancorp	225,502	2,446,697
	Sussex Bancorp	2,300	35,305
	SWS Group, Inc.	78,649	2,545,868
	Synergy Financial Group, Inc.	41,808	673,109
	Taylor Capital Group, Inc.	29,417	1,079,016
	Teche Holding Co.	2,769	145,788
*	Tejon Ranch Co.	149,900	7,610,423
* #	Temecula Valley Bancorp, Inc.	48,195	1,084,869
*	Texas Capital Bancshares, Inc.	33,900	661,050
	Texas United Bancshares, Inc.	481	16,190
	TF Financial Corp.	14,644	460,993
*	The Bancorp, Inc.	122,904	3,295,056
* #	The Enstar Group, Inc.	2,522	234,344
*	The Intergroup Corp.	6,500	124,150
	The Savannah Bancorp, Inc.	2,063	71,792
	The Wilber Corp.	300	2,967
	The Ziegler Companies, Inc.	4,200	111,300
*	Thomas Weisel Partners Group, Inc.	14,700	313,404
	TIB Financial Corp.	16,924	291,093
	TierOne Corp.	163,324	5,094,076
	Timberland Bancorp, Inc.	37,267	1,381,860
	Tompkins County Trustco, Inc.	82,112	3,715,568
	Tower Financial Corp.	738	13,579
	Tower Group, Inc.	82,900	2,730,726
*	Tradestation Group, Inc.	402,238	5,868,652
* #	Trenwick Group, Ltd.	12,662	12
*	Triad Guaranty, Inc.	133,979	7,208,070
	Trico Bancshares	142,032	3,840,545
*	U.S.I. Holdings Corp.	115,900	1,814,994
*	Unico American Corp.	114,100	1,266,510
	Union Bankshares Corp.	119,342	3,693,635
#	Union Bankshares, Inc.	800	17,096
*	United America Indemnity, Ltd.	79,809	2,002,408
	United Bancshares, Inc.	800	13,000
*	United Capital Corp.	90,008	2,355,509
	United Community Financial Corp.	278,402	3,471,673
	United Financial Bancorp, Inc.	15,480	222,602
	United Financial Corp.	5,000	115,250
*	United PanAm Financial Corp.	148,347	1,792,032
#	United Security Bancshares	27,979	696,397
	Unity Bancorp, Inc.	21,782	302,770
	Univest Corporation of Pennsylvania	86,351	2,667,382
	USB Holding Co., Inc.	151,686	3,634,417
#	Vineyard National Bancorp Co.	14,000	302,680
* #	Virginia Commerce Bancorp, Inc.	193,512	3,761,873
	Virginia Financial Group, Inc.	6,909	189,790
	Wainwright Bank & Trust Co.	1,230	13,444
	Washington Banking Co.	52,511	884,810
	Washington Savings Bank, FSB	44,668	394,418
	Washington Trust Bancorp, Inc.	120,860	3,394,957
	Wayne Savings Bancshares, Inc.	589	8,691
	Webster Financial Corp.	22,755	1,087,006
	Wesbanco, Inc.	197,420	6,443,789
	West Bancorporation	157,879	2,873,398
	West Coast Bancorp	139,245	4,802,560

18

		Shares	Value†
	Westbank Corp.	11,263	$272,339
	Westfield Financial, Inc.	4,757	157,552
	Westwood Holdings Group, Inc.	10,001	228,623
	Willow Financial Bancorp, Inc.	134,046	2,010,690
	Wilshire Bancorp, Inc.	262,121	5,009,132
	Wilshire Enterprises, Inc.	130,375	617,978
* #	World Acceptance Corp.	177,000	8,034,030
	WSFS Financial Corp.	12,200	787,754
	WVS Financial Corp.	500	8,350
	Yardville National Bancorp	110,232	4,280,309
* #	ZipRealty, Inc.	16,000	124,160
Total Financials			757,605,643

Health Care — (14.3%)
*	A.D.A.M., Inc.	5,100	30,294
*	Abaxis, Inc.	157,500	3,041,325
* #	Abiomed, Inc.	241,689	3,062,200
* #	Acacia Research-CombiMatrix	195,451	195,451
* #	Acadia Pharmaceuticals, Inc.	252,404	2,362,501
*	Accelr8 Technology Corp.	10,362	21,967
*	Accelrys, Inc.	239,700	1,452,582
*	Access Pharmaceuticals, Inc.	15,200	25,080
* #	Acusphere, Inc.	234,691	678,257
*	Adolor Corp.	59,218	464,269
* #	Advanced Magnetics, Inc.	108,600	6,051,192
*	Advancis Pharmaceutical Corp.	275,967	1,076,271
*	ADVENTRX Pharmaceuticals, Inc.	623,400	1,477,458
* #	Air Methods Corp.	106,980	2,810,365
*	Akorn, Inc.	526,000	2,766,760
#	Aksys, Ltd.	204,113	110,221
*	Albany Molecular Research, Inc.	308,919	3,429,001
* #	Align Technology, Inc.	566,519	7,438,394
*	Alliance Imaging, Inc.	453,800	2,704,648
*	Allied Healthcare International, Inc.	256,250	538,125
*	Allied Healthcare Products, Inc.	65,800	334,922
*	Allos Therapeutics, Inc.	532,338	3,135,471
*	Almost Family, Inc.	11,500	349,600
* #	Alnylam Pharmaceuticals, Inc.	292,573	6,281,542
* #	Alteon, Inc.	220,900	35,344
*	Amedisys, Inc.	148,047	5,799,001
*	America Services Group, Inc.	94,961	1,510,830
*	American Caresource Holding, Inc.	204	479
*	American Claims Evaluation, Inc.	3,100	6,200
*	American Dental Partners, Inc.	123,100	2,181,332
	American Shared Hospital Services	34,596	212,765
*	AMICAS, Inc.	434,714	1,195,463
*	AMN Healthcare Services, Inc.	292,400	8,114,100
*	Amsurg Corp.	271,084	5,565,355
	Analogic Corp.	126,909	6,713,486
*	Anesiva, Inc.	35,410	234,414
* #	Angeion Corp.	1,294	17,987
*	AngioDynamics, Inc.	83,311	1,743,699
*	Anika Therapeutics, Inc.	96,620	1,219,344
*	Antigenics, Inc.	396,678	840,957
*	AP Pharma, Inc.	193,400	208,872
* #	Aphton Corp.	201,833	787
*	Aradigm Corp.	29,208	35,050

19

		Shares	Value†
* #	Arcadia Resources, Inc.	110,700	$293,355
* #	Arena Pharmaceuticals, Inc.	430,960	5,559,384
*	Argonaut Technologies, Inc.	38,048	11,414
*	Ariad Pharmaceuticals, Inc.	511,548	2,747,013
*	Arqule, Inc.	321,015	1,624,336
*	Array BioPharma, Inc.	355,447	4,684,791
	Arrhythmia Research Technology, Inc.	23,375	617,100
*	Aspect Medical Systems, Inc.	191,700	3,634,632
* #	AtheroGenics, Inc.	358,831	4,427,975
	Atrion Corp.	16,416	1,255,742
*	ATS Medical, Inc.	140,200	312,646
*	Auxilium Pharmaceuticals, Inc.	85,500	1,426,140
* #	AVANIR Pharmaceuticals Class A	257,075	732,664
*	Avant Immunotherapeutics, Inc.	539,991	788,387
* #	AVI BioPharma, Inc.	460,499	1,671,611
*	Avigen, Inc.	220,880	1,342,950
*	AXM Pharma, Inc.	102,100	12,252
*	Barrier Therapeutics, Inc.	214,861	1,579,228
*	Bentley Pharmaceuticals, Inc.	201,950	1,855,920
*	Bioanalytical Systems, Inc.	11,400	62,700
* #	BioCryst Pharmaceuticals, Inc.	254,100	2,904,363
*	Bioenvision, Inc.	377,258	1,871,200
*	Bio-Imaging Technologies, Inc.	101,826	729,074
* #	BioLase Technology, Inc.	212,025	1,827,655
*	Bio-Reference Laboratories, Inc.	118,657	2,884,552
* #	BioSante Pharmaceuticals, Inc.	168,000	428,400
*	BioScrip, Inc.	327,846	1,075,335
*	Biosite, Inc.	52,160	2,546,451
*	BioSphere Medical, Inc.	148,024	1,011,004
* #	BioTime, Inc.	2,700	1,026
*	Bioveris Corp.	32,000	307,520
*	Bovie Medical Corp.	130,495	965,663
*	Bradley Pharmaceuticals, Inc.	153,549	3,233,742
*	Bruker BioSciences Corp.	927,851	7,172,288
* #	BSD Medical Corp.	115,050	621,270
* #	BSML, Inc.	3,800	7,030
*	Caliper Life Sciences, Inc.	290,984	1,638,240
	Cambrex Corp.	244,300	5,391,701
*	Candela Corp.	209,202	2,761,466
*	Cantel Medical Corp.	141,134	1,970,231
*	Capital Senior Living Corp.	204,900	2,102,274
*	Caraco Pharmaceutical Laboratories, Ltd.	239,950	2,908,194
*	Cardiac Science Corp.	101,314	826,722
*	CardioDynamics International Corp.	326,305	270,833
*	Cardiotech International, Inc.	174,860	358,463
*	Cell Genesys, Inc.	402,669	1,562,356
* #	Cell Therapeutics, Inc.	475,279	865,008
*	Cepheid, Inc.	496,543	4,687,366
*	Cerus Corp.	240,831	1,873,665
*	Chad Therapeutics, Inc.	24,500	55,860
*	Cholestech Corp.	135,500	2,490,490
*	Ciphergen Biosystems, Inc.	199,606	209,586
* #	Clarient, Inc.	44,200	55,692
*	Clinical Data, Inc.	14,108	235,886
	CNS, Inc.	140,800	5,254,656

20

		Shares	Value†
* #	Collagenex Pharmaceuticals, Inc.	159,500	$2,099,020
* #	Columbia Laboratories, Inc.	420,925	1,818,396
	Computer Programs & Systems, Inc.	95,693	3,444,948
*	Conceptus, Inc.	265,472	6,087,273
*	Conmed Corp.	253,714	5,614,691
*	Connetics Corp.	311,210	5,402,606
*	Corautus Genetics, Inc.	3,614	1,446
*	Corcept Therapeutics, Inc.	199,501	173,566
* #	Cortex Pharmaceuticals, Inc.	316,540	449,487
*	Corvel Corp.	84,801	4,855,705
*	Cotherix, Inc.	188,300	2,513,805
*	Critical Therapeutics, Inc.	193,963	378,228
*	Criticare Systems, Inc.	106,300	329,530
*	Cross Country Healthcare, Inc.	292,054	5,797,272
* #	CryoCor, Inc.	9,775	26,197
*	CryoLife, Inc.	225,750	1,492,207
* #	CuraGen Corp.	500,844	2,193,697
* #	Curative Health Services, Inc.	115,100	0
*	Curis, Inc.	404,216	622,493
*	Cutera, Inc.	114,949	3,234,665
*	Cypress Bioscience, Inc.	291,582	2,525,100
* #	Cytogen Corp.	188,182	461,046
*	Cytomedix, Inc.	56,700	56,133
* #	CytRx Corp.	6,400	10,560
	Datascope Corp.	138,762	4,701,257
*	Daxor Corp.	46,300	675,980
*	Del Global Technologies Corp.	78,521	149,190
* #	Dendreon Corp.	653,949	2,811,981
*	Dendrite International, Inc.	382,080	4,011,840
*	DepoMed, Inc.	359,850	1,216,293
*	Dialysis Corporation of America	30,600	407,592
*	Digirad Corp.	43,200	162,000
* #	Discovery Laboratories, Inc.	518,021	1,098,205
*	Diversa Corp.	435,634	4,957,515
*	DJO, Inc.	186,300	7,921,476
* #	DOV Pharmaceutical, Inc.	200,823	46,189
* #	Durect Corp.	546,470	2,557,480
* #	DUSA Pharmaceuticals, Inc.	149,035	804,789
*	Dyax Corp.	378,675	1,204,186
* #	Dynacq Healthcare, Inc.	67,234	108,247
*	Dynavax Technologies Corp.	208,713	1,959,815
* #	Elite Pharmaceuticals, Inc.	158,100	336,753
*	Embrex, Inc.	120,100	1,999,665
*	Emeritus Corp.	147,100	3,434,785
* #	Emisphere Technologies, Inc.	254,928	1,384,259
*	Encision, Inc.	2,800	8,428
* #	Encysive Pharmaceuticals, Inc.	539,269	3,257,185
*	Endocare, Inc.	71,300	115,506
*	Endologix, Inc.	379,375	1,388,512
*	Enpath Medical, Inc.	36,738	428,732
* #	Entremed, Inc.	493,456	981,977
* #	Enzo Biochem, Inc.	293,463	4,489,984
*	Enzon Pharmaceuticals, Inc.	115,500	962,115
*	EP Medsystems, Inc.	193,300	230,027
* #	Epicept Corp.	35,693	57,109

21

		Shares	Value†
* #	EPIX Pharmaceuticals, Inc.	143,020	$659,322
*	eResearch Technology, Inc.	435,053	2,793,040
*	etrials Worldwide, Inc.	17,064	67,403
*	ev3, Inc.	18,980	314,878
*	Exact Sciences Corp.	231,683	502,752
*	Exactech, Inc.	80,000	1,121,600
*	Exelixis, Inc.	612,673	5,281,241
*	E-Z-EM, Inc.	97,824	1,631,704
* #	Five Star Quality Care, Inc.	316,450	3,218,296
*	Genaera Corp.	178,100	65,897
*	Gene Logic, Inc.	259,660	389,490
*	Genesis HealthCare Corp.	7,149	330,999
* #	Genitope Corp.	297,295	1,064,316
* #	Genta, Inc.	846,721	677,377
*	Gentiva Health Services, Inc.	246,234	3,949,593
*	GenVec, Inc.	312,609	415,770
* #	Geron Corp.	597,145	4,735,360
*	Greatbatch, Inc.	198,500	5,162,985
* #	GTC Biotherapeutics, Inc.	145,853	176,482
* #	GTx, Inc.	72,900	1,124,118
*	Halozyme Therapeutics, Inc.	321,600	929,424
* #	Hana Biosciences, Inc.	37,579	259,295
*	Hanger Orthopedic Group, Inc.	178,800	1,251,600
*	Harvard Bioscience, Inc.	277,811	1,275,152
*	HealthAxis, Inc.	5,710	8,165
*	HealthStream, Inc.	195,575	772,521
*	HealthTronics, Inc.	317,105	2,130,946
* #	Hemispherx Biopharma, Inc.	550,400	1,095,296
*	Hi-Tech Pharmacal Co., Inc.	108,675	1,548,619
*	HMS Holdings Corp.	183,100	2,535,935
* #	Hollis-Eden Pharmaceuticals, Inc.	227,168	1,247,152
	Hooper Holmes, Inc.	605,900	2,035,824
*	Horizon Health Corp.	128,350	2,053,600
*	Icagen, Inc.	19,600	17,640
*	ICU Medical, Inc.	131,626	5,319,007
*	Idera Pharmaceuticals, Inc.	600	3,000
*	IDM Pharma, Inc.	29,000	95,120
*	I-Flow Corp.	213,340	3,078,496
* #	Illumina, Inc.	400	15,412
* #	Immtech International, Inc.	102,664	676,556
* #	Immunicon Corp.	251,597	918,329
*	ImmunoGen, Inc.	377,529	2,072,634
* #	Immunomedics, Inc.	493,808	1,259,210
*	IMPATH Bankruptcy Liquidating Trust	70,200	164,970
*	IMPATH, Inc.	70,200	0
* #	Implant Sciences Corp.	97,600	238,144
*	Incyte Corp.	763,007	3,998,157
* #	Indevus Pharmaceuticals, Inc.	538,632	4,061,285
*	Infinity Pharmaceuticals, Inc.	81,111	1,142,854
*	Inhibitex, Inc.	97,500	169,650
*	Innovative Clinical Solutions, Ltd.	610	2
* #	Inovio Biomedical Corp.	100,368	299,097
*	Insite Vision, Inc.	179,500	281,815
* #	Insmed, Inc.	462,593	786,408
*	Inspire Pharmaceuticals, Inc.	384,371	1,829,606

22

		Shares	Value†
*	IntegraMed America, Inc.	61,310	$821,554
* #	Interleukin Genetics, Inc.	79,781	473,899
* #	InterMune, Inc.	307,120	6,572,368
* #	Interpharm Holdings, Inc.	139,900	314,775
*	IntraBiotics Pharmaceuticals, Inc.	50,457	191,737
*	IntraLase Corp.	200,000	4,200,000
* #	Introgen Therapeutics, Inc.	338,848	1,514,651
*	Inventiv Health, Inc.	243,217	7,371,907
*	Iomed, Inc.	62,800	150,720
*	Iridex Corp.	69,015	785,391
* #	IRIS International, Inc.	158,850	1,426,473
*	Isis Pharmaceuticals, Inc.	672,260	6,863,775
* #	Isolagen, Inc.	308,700	904,491
* #	Ista Pharmaceuticals, Inc.	235,933	1,512,331
* #	I-Trax, Inc.	331,500	964,665
*	IVAX Diagnostics, Inc.	47,200	66,080
* #	iVow, Inc.	1,935	677
*	Javelin Pharmaceuticals, Inc.	2,600	10,010
*	Kendle International, Inc.	130,700	4,578,421
*	Kensey Nash Corp.	122,700	3,764,436
* #	Keryx Biopharmaceuticals, Inc.	375,694	5,184,577
	Kewaunee Scientific Corp.	19,400	175,376
*	Kosan Biosciences, Inc.	264,802	1,403,451
* #	La Jolla Pharmaceutical Co.	223,184	740,971
	Landauer, Inc.	82,000	4,459,980
*	Langer, Inc.	11,100	47,841
*	Lannet Co., Inc.	200,370	1,344,483
*	Lectec Corp.	6,137	3,989
*	Lexicon Genetics, Inc.	599,905	2,225,648
* #	Lifecell Corp.	558	12,170
*	Lifecore Biomedical, Inc.	120,000	2,074,800
* #	Ligand Pharmaceuticals, Inc. Class B	39,100	419,152
* #	Lipid Sciences, Inc.	188,800	322,848
*	Luminex Corp.	287,813	3,686,885
*	Martek Biosciences Corp.	9,500	232,750
* #	Matria Healthcare, Inc.	209,612	6,131,151
* #	Matritech, Inc.	234,500	189,945
*	Matrixx Initiatives, Inc.	91,900	1,797,564
*	Maxygen, Inc.	328,202	2,920,998
*	MedCath Corp.	170,964	4,424,548
*	Medical Action Industries, Inc.	95,800	3,010,036
*	Medical Staffing Network Holdings, Inc.	226,800	1,326,780
*	MEDTOX Scientific, Inc.	74,672	987,911
*	Memory Pharmaceuticals Corp.	138,524	346,310
*	Memry Corp.	287,100	671,814
* #	Merge Technologies, Inc.	183,553	1,117,838
	Meridian Bioscience, Inc.	235,050	5,718,766
*	Merit Medical Systems, Inc.	248,906	3,984,985
*	Metabasis Therapeutics, Inc.	130,638	986,317
*	Metropolitan Health Networks, Inc.	454,000	1,248,500
* #	MicroIslet, Inc.	57,900	70,059
*	Micromet, Inc.	103,692	198,052
*	Microtek Medical Holdings, Inc.	393,145	1,576,511
*	Milestone Scientific, Inc.	27,100	35,230
*	Minrad International, Inc.	25,635	129,969

23

		Shares	Value†
*	Molecular Devices Corp.	147,666	$3,117,229
* #	Momenta Pharmaceuticals, Inc.	123,718	2,144,033
*	Monogram Biosciences, Inc.	789,657	1,326,624
*	MTS Medication Technologies	7,100	63,190
*	Nabi Biopharmaceuticals	549,465	3,879,223
* #	Nanogen, Inc.	341,867	693,990
* #	Nastech Pharmaceutical Co., Inc.	197,420	3,679,909
*	National Dentex Corp.	41,132	734,206
	National Healthcare Corp.	46,300	2,558,075
	National Home Health Care Corp.	24,566	279,561
*	National Medical Health Card Systems, Inc.	45,121	455,271
	National Research Corp.	55,633	1,386,374
*	Natus Medical, Inc.	177,241	2,881,939
*	Neogen Corp.	88,925	1,807,845
* #	Neopharm, Inc.	242,532	1,772,909
*	Neose Technologies, Inc.	298,747	740,893
*	Neurobiological Technologies, Inc.	14,600	33,288
*	Neurogen Corp.	316,232	1,710,815
* #	Neurometric, Inc.	109,772	2,003,339
*	New Brunswick Scientific Co., Inc.	83,222	665,776
* #	NitroMed, Inc.	200,953	434,058
*	NMT Medical, Inc.	116,500	1,695,075
*	North American Scientific, Inc.	107,400	104,178
* #	Northfield Laboratories, Inc.	243,732	3,738,849
*	NovaMed, Inc.	214,647	1,500,383
* #	Novavax, Inc.	540,539	2,702,695
*	Noven Pharmaceuticals, Inc.	216,439	5,131,769
*	Novoste Corp.	19,302	52,115
*	NPS Pharmaceuticals, Inc.	406,275	2,080,128
*	Nutraceutical International Corp.	102,377	1,552,035
* #	Nutrition 21, Inc.	1,085	1,595
* #	NuVasive, Inc.	302,448	6,956,304
*	Nuvelo, Inc.	163,808	3,146,752
* #	Occulogix, Inc.	49,200	91,512
*	Odyssey Healthcare, Inc.	312,533	3,869,159
*	Omnicell, Inc.	251,351	4,725,399
*	Optical Sensors, Inc.	1,133	1,416
	Option Care, Inc.	311,213	4,381,879
*	OraSure Technologies, Inc.	408,476	3,516,978
* #	Orchid Cellmark, Inc.	173,715	559,362
*	Orthologic Corp.	336,100	457,096
*	Oscient Pharmaceuticals Corp.	72,813	429,597
*	Osteotech, Inc.	156,225	879,547
*	Oxigene, Inc.	255,120	1,219,474
* #	Pain Therapeutics, Inc.	401,964	3,440,812
* #	PainCare Holdings, Inc.	409,400	413,494
*	Palatin Technologies, Inc.	640,337	1,338,304
* #	Palomar Medical Technologies, Inc.	160,571	8,020,521
*	Panacos Pharmaceuticals, Inc.	453,266	2,937,164
*	Parexel International Corp.	233,706	6,490,016
*	PDI, Inc.	131,394	1,340,219
*	Pediatric Services of America, Inc.	64,300	814,038
* #	Penwest Pharmaceuticals Co.	209,134	3,595,013
*	Pharmacopia Drug Discovery, Inc.	103,050	422,505
* #	Pharmacyclics, Inc.	188,554	1,065,330

24

		Shares	Value†
*	Pharmanet Development Group, Inc.	156,791	$3,568,563
* #	Pharmanetics, Inc.	1,500	10
*	Pharmion Corp.	291,675	7,221,873
* #	PhotoMedex, Inc.	344,874	372,464
*	Point Therapeutics, Inc.	5,640	6,148
*	Poniard Pharmaceuticals, Inc.	16	111
*	Possis Medical, Inc.	159,600	1,966,272
*	Pozen, Inc.	256,096	4,207,657
*	PRAECIS Pharmaceuticals, Inc.	90,220	175,929
* #	Premier Laser Systems, Inc. Class A	16,400	8
* #	Progenics Pharmaceuticals, Inc.	235,779	6,455,629
*	Prospect Medical Holdings, Inc.	27,200	161,840
* #	Providence Service Corp.	106,817	2,853,082
*	ProxyMed, Inc.	117,510	564,048
	Psychemedics Corp.	49,039	872,894
* #	QuadraMed Corp.	249,737	721,740
*	Questcor Pharmaceuticals, Inc.	124,400	151,768
*	Quidel Corp.	307,000	4,178,270
*	Quigley Corp.	71,195	541,082
*	Radiation Therapy Services, Inc.	210,936	6,931,357
*	RadNet, Inc.	88,050	436,728
*	Regeneration Technologies, Inc.	263,483	1,572,994
*	Regeneron Pharmaceuticals, Inc.	342,632	7,370,014
* #	RegeneRx Biopharmaceuticals, Inc.	10,900	28,885
*	RehabCare Group, Inc.	131,600	1,648,948
* #	Renovis, Inc.	255,645	818,064
*	Repligen Corp.	276,400	807,088
*	Res-Care, Inc.	251,777	4,630,179
*	Retractable Technologies, Inc.	33,500	93,130
*	Rigel Pharmaceuticals, Inc.	223,636	2,457,760
*	Rita Medical Systems, Inc.	378,744	1,681,623
*	Rochester Medical Corp.	97,876	1,125,574
*	Rural/Metro Corp.	110,300	946,374
*	Salix Pharmaceuticals, Ltd.	265,708	3,733,197
*	Sangamo BioSciences, Inc.	305,432	2,415,967
* #	Santarus, Inc.	430,639	3,234,099
* #	Savient Pharmaceuticals, Inc.	556,578	6,495,265
*	SciClone Pharmaceuticals, Inc.	394,750	978,980
* #	Sciele Pharma, Inc.	344,976	7,799,907
* #	SCOLR Pharma, Inc.	84,300	416,442
*	Seattle Genetics, Inc.	443,260	2,433,497
* #	Senesco Technologies, Inc.	39,100	44,965
* #	Senomyx, Inc.	268,363	3,612,166
*	Sequenom, Inc.	56,198	299,535
*	SeraCare Life Sciences, Inc.	98,258	599,374
*	Signalife, Inc.	25,700	38,550
* #	Sirna Therapeutics, Inc.	641,460	8,262,005
#	Sirona Dental Systems, Inc.	26,410	976,114
* #	Solexa, Inc.	339,346	4,160,382
*	Sonic Innovations, Inc.	200,672	1,053,528
*	SonoSite, Inc.	143,370	4,580,671
*	Sonus Pharmaceuticals, Inc.	192,175	1,124,224
	Span-American Medical System, Inc.	36,600	512,400
* #	Specialized Health Products International, Inc.	50,874	31,033
*	Spectranetics Corp.	277,061	3,019,965

25

		Shares	Value†
* #	Spectrum Pharmaceuticals, Inc.	220,368	$1,156,932
*	SRI/Surgical Express, Inc.	38,700	164,475
*	Staar Surgical Co.	227,575	1,595,301
* #	StemCells, Inc.	154,500	460,410
* #	Stereotaxis, Inc.	67,000	663,970
	Stratagene Corp.	99,844	730,858
*	Strategic Diagnostics, Inc.	179,917	608,119
*	Sun Healthcare Group, Inc.	281,353	2,838,852
* #	Sunesis Pharmaceuticals, Inc.	19,600	90,552
*	SunLink Health Systems, Inc.	33,465	274,413
* #	SuperGen, Inc.	481,325	2,286,294
* #	SurModics, Inc.	168,398	5,688,484
*	Symbion, Inc.	191,994	3,407,893
*	Synovis Life Technologies, Inc.	106,700	880,275
*	Tanox, Inc.	363,912	7,143,593
*	Theragenics Corp.	275,800	923,930
*	Third Wave Technologies, Inc.	375,344	1,861,706
*	Thoratec Corp.	137,596	2,026,789
*	Threshold Pharmaceuticals, Inc.	250,900	720,083
*	Titan Pharmaceuticals, Inc.	300,300	642,642
*	TLC Vision Corp.	125,065	546,534
*	Trestle Holdings, Inc.	940	117
*	Trimeris, Inc.	199,054	2,291,112
*	TriPath Imaging, Inc.	330,198	3,041,124
*	Tripos, Inc.	47,700	34,821
*	TriZetto Group, Inc.	396,155	6,849,520
*	U.S. Physical Therapy, Inc.	105,273	1,233,800
*	Urologix, Inc.	110,000	258,500
*	Uroplasty, Inc.	1,700	4,284
	Utah Medical Products, Inc.	53,100	1,804,338
*	Valera Pharmaceuticals, Inc.	65,900	366,404
* #	Vascular Solutions, Inc.	135,273	973,966
*	Vaxgen, Inc.	129,700	219,193
*	ViaCell, Inc.	72,300	357,885
*	Viasys Healthcare, Inc.	10,400	293,384
*	Vical, Inc.	265,441	1,706,786
*	Vision-Sciences, Inc.	23,250	32,201
*	VistaCare, Inc.	147,621	1,654,831
*	Vital Images, Inc.	119,129	3,844,293
	Vital Signs, Inc.	118,285	6,528,149
* #	Vivus, Inc.	435,454	1,767,943
*	Wright Medical Group, Inc.	297,541	7,120,156
*	Xenoport, Inc.	68,819	1,845,726
	Young Innovations, Inc.	7,213	257,504
*	Zevex International, Inc.	42,654	363,839
*	Zila, Inc.	409,121	1,092,353
*	Zoll Medical Corp.	86,629	4,492,580
Total Health Care			780,202,662

Industrials — (13.6%)
* #	3-D Systems Corp.	113,035	1,624,313
	AAON, Inc.	141,725	3,956,962
* #	AAR Corp.	200,737	5,337,597
*	Ablest, Inc.	13,500	85,792
*	ABX Air, Inc.	231,238	1,463,737

26

		Shares	Value†
*	Accuride Corp.	193,900	$2,183,314
	Aceto Corp.	228,797	1,944,774
*	Active Power, Inc.	435,150	1,166,202
*	Aerosonic Corp.	34,700	218,610
*	AirNet Systems, Inc.	96,100	294,066
	Alamo Group, Inc.	88,800	2,045,952
*	Allied Defense Group, Inc.	51,640	893,372
	American Ecology Corp.	164,998	3,448,458
*	American Locker Group, Inc.	32,200	138,460
* #	American Science & Engineering, Inc.	78,300	4,967,352
* #	American Superconductor Corp.	331,674	3,485,894
#	American Woodmark Corp.	144,920	5,650,431
	Ameron International Corp.	80,100	6,024,321
*	Amistar Corp.	27,800	62,550
	Ampco-Pittsburgh Corp.	81,300	2,820,297
#	Amrep Corp.	63,610	5,577,325
	Angelica Corp.	85,100	1,863,690
*	APAC Customer Services, Inc.	444,128	1,296,854
	Apogee Enterprises, Inc.	256,500	4,398,975
	Applied Signal Technologies, Inc.	101,600	1,609,344
* #	Argon ST, Inc.	198,808	4,506,977
* #	Arotech Corp.	2,664	5,381
	Art’s-Way Manufacturing Co., Inc.	100	637
*	Astec Industries, Inc.	187,983	6,402,701
*	Astronics Corp.	50,436	872,543
* #	ASV, Inc.	225,042	3,362,127
*	Avalon Holding Corp. Class A	19,975	141,023
*	Axsys Technologies, Inc.	96,744	1,639,811
*	AZZ, Inc.	59,726	2,545,522
	Badger Meter, Inc.	249,540	6,480,554
*	Baker (Michael) Corp.	77,014	1,569,545
*	Baldwin Technology Co., Inc. Class A	131,900	670,052
	Barrett Business Services, Inc.	102,300	2,455,200
*	Blount International, Inc.	258,000	3,031,500
#	BlueLinx Holdings, Inc.	241,400	2,609,534
* #	BOLDER Technologies Corp.	40,300	4
	Bowne & Co., Inc.	214,283	3,389,957
*	Breeze-Eastern Corp.	94,300	1,153,289
* #	BTU International, Inc.	80,300	766,062
*	Butler International, Inc.	69,690	149,835
#	C&D Technologies, Inc.	230,000	890,100
*	Cannon Express, Inc.	50	0
* #	Capstone Turbine Corp.	905,071	1,230,897
	Cascade Corp.	116,650	6,112,460
*	Casella Waste Systems, Inc. Class A	215,856	2,354,989
*	Catalytica Energy Systems, Inc.	58,500	90,675
*	CBIZ, Inc.	681,623	4,771,361
	CDI Corp.	177,570	4,622,147
*	Celadon Group, Inc.	213,075	3,946,149
	Central Parking Corp.	282,132	5,151,730
	Champion Industries, Inc.	95,600	739,944
*	Channell Commercial Corp.	23,800	74,494
	Chase Corp.	24,200	550,671
	Chicago Rivet & Machine Co.	20,000	449,000
	CIRCOR International, Inc.	135,911	4,994,729

27

		Shares	Value†
*	Clean Harbors, Inc.	173,615	$7,418,569
*	Columbus McKinnon Corp.	162,800	3,781,844
*	Comforce Corp.	108,466	260,318
	Comfort Systems USA, Inc.	370,000	4,991,300
*	Commercial Vehicle Group, Inc.	192,526	4,505,108
*	Competitive Technologies, Inc.	102,100	270,565
*	Compudyne Corp.	74,947	493,901
	CompX International, Inc.	9,500	166,155
*	COMSYS IT Partners, Inc.	170,636	3,141,409
*	Conrad Industries, Inc.	18,700	92,565
*	Consolidated Graphics, Inc.	122,200	7,148,700
* #	Continental Airlines, Inc.	6,703	272,410
*	Cornell Companies, Inc.	106,200	1,911,600
*	Corrpro Companies, Inc.	42,775	57,746
*	Covanta Holding Corp.	0	17
*	Covenant Transport, Inc. Class A	91,000	1,103,830
*	CPI Aerostructures, Inc.	47,933	315,878
* #	CRA International, Inc.	105,378	5,440,666
*	Cross (A.T.) Co. Class A	130,300	1,041,097
	Cubic Corp.	242,550	5,384,610
* #	Delta Air Lines, Inc.	155,932	207,390
*	Devcon International Corp.	29,000	184,730
*	DHB Industries, Inc.	399,000	1,045,380

	Diamond Management & Technology Consultants, Inc.	301,634	3,363,219
* #	Distributed Energy Systems Corp.	325,311	1,356,547
* #	Document Securities Systems, Inc.	117,661	1,235,441
*	Ducommun, Inc.	93,900	2,156,883
*	Dynamex, Inc.	97,808	2,254,474
	Dynamic Materials Corp.	29,400	846,720
#	Eagle Bulk Shipping, Inc.	158,687	2,648,486
	Eastern Co.	50,850	915,300
	Ecology & Environment, Inc. Class A	13,900	142,058
	EDO Corp.	183,100	4,015,383
*	Electro Rent Corp.	232,305	3,496,190
	ElkCorp	179,100	6,438,645
* #	Encore Wire Corp.	219,225	5,406,089
*	EnerSys	117,000	1,951,560
* #	ENGlobal Corp.	227,700	1,564,299
	Ennis, Inc.	232,400	5,301,044
*	EnPro Industries, Inc.	192,400	6,710,912
*	Environmental Tectonics Corp.	60,400	290,524
	Espey Manufacturing & Electronics Corp.	41,000	727,750
*	Essex Corp.	188,290	4,483,185
*	Evercel, Inc.	2,566	4,747
* #	Evergreen Solar, Inc.	536,800	4,960,032
*	Exponent, Inc.	145,900	2,599,938
*	ExpressJet Holdings, Inc.	486,400	3,842,560
*	EXX, Inc. Class A	1,900	6,593
*	EXX, Inc. Class B	100	425
	Federal Signal Corp.	437,500	7,096,250
*	Fiberstars, Inc.	103,463	628,020
*	First Aviation Services, Inc.	1,700	6,299
*	First Consulting Group, Inc.	230,325	2,865,243
*	Flanders Corp.	251,600	2,488,324

28

		Shares	Value†
*	Flow International Corp.	338,092	$3,749,440
*	FLYi, Inc.	1,195	8
*	Fortune Industries, Inc.	600	2,520
*	Foster (L.B.) Co. Class A	120,700	2,757,995
* #	Frontier Airlines Holdings, Inc.	278,557	2,284,167
	Frozen Food Express Industries, Inc.	161,875	1,375,938
* #	FuelCell Energy, Inc.	478,090	3,117,147
	G & K Services, Inc. Class A	15,903	629,600
* #	Gehl Co.	109,403	2,960,445
*	General Employment Enterprises, Inc.	17,700	33,630
*	Global Payment Technologies, Inc.	52,900	72,473
*	Global Power Equipment Group, Inc.	42,200	27,430
	Gorman-Rupp Co.	97,225	3,651,771
*	GP Strategies Corp.	141,700	1,106,677
*	Graftech International, Ltd.	919,300	6,205,275
	Graham Corp.	26,080	354,688
	Greenbrier Companies, Inc.	140,200	5,183,194
*	Griffon Corp.	270,550	6,449,912
	Hardinge, Inc.	83,500	1,300,930
*	Hawaiian Holdings, Inc.	588,481	2,748,206
	Healthcare Services Group, Inc.	270,300	6,757,500
#	Heico Corp.	92,710	3,447,885
	Heico Corp. Class A	131,681	3,963,598
*	Heidrick & Struggles International, Inc.	165,119	6,908,579
*	Henry Bros. Electronics, Inc.	26,714	89,225
*	Herley Industries, Inc.	127,372	2,055,784
*	Hill International, Inc.	71,663	477,992
*	Hirsch International Corp. Class A	4,550	9,510
	Hi-Shear Technology Corp.	45,750	389,790
*	Hudson Highland Group, Inc.	213,167	3,805,031
*	Hudson Technologies, Inc.	25,484	28,797
*	Hurco Companies, Inc.	57,100	1,470,325
*	Huttig Building Products, Inc.	142,000	739,820
*	ICT Group, Inc.	107,062	3,589,789
*	II-VI, Inc.	266,604	6,883,715
*	Industrial Distribution Group, Inc.	81,400	790,394
*	Infrasource Services, Inc.	364,000	7,866,040
*	Innotrac Corp.	156,400	500,480
* #	Innovative Solutions & Support, Inc.	154,003	2,427,087
* #	Insituform Technologies, Inc. Class A	247,660	6,369,815
* #	Integrated Alarm Services Group, Inc.	60,723	181,562
*	Integrated Electrical Services, Inc.	40,953	642,962
*	Interline Brands, Inc.	56,200	1,366,784
	International Aluminum Corp.	20,650	935,445
*	International Shipholding Corp.	51,200	665,600
	Interpool, Inc.	165,800	3,914,538
*	Intersections, Inc.	161,446	1,649,978
* #	Ionatron, Inc.	629,899	2,450,307
*	Jacuzzi Brands, Inc.	691,050	8,658,857
*	JPS Industries, Inc.	24,500	88,200
* #	K&F Industries Holdings, Inc.	193,700	4,034,771
*	Kadant, Inc.	106,800	2,524,752
	Kaman Corp. Class A	216,235	4,999,353
* #	Kenexa Corp.	175,209	5,405,198
*	Key Technology, Inc.	38,200	514,554

29

		Shares	Value†
*	Kforce, Inc.	369,259	$4,914,837
*	Korn/Ferry International	306,000	7,132,860
*	K-Tron International, Inc.	54,706	3,662,567
*	LaBarge, Inc.	211,950	2,941,866
*	Ladish Co., Inc.	129,200	4,359,208
	Lawson Products, Inc.	19,673	988,175
*	Layne Christensen Co.	159,000	4,895,610
*	Learning Tree International, Inc.	147,695	1,346,978
*	LECG Corp.	220,532	4,033,530
*	LGL Group, Inc.	39,334	295,005
	Lindsay Manufacturer Co.	105,100	3,620,695
*	LMI Aerospace, Inc.	101,622	1,740,785
	LSI Industries, Inc.	260,130	4,445,622
*	Lydall, Inc.	141,300	1,483,650
*	M&F Worldwide Corp.	180,900	2,968,569
*	Mac-Gray Corp.	116,200	1,272,390
*	Magnetek, Inc.	264,900	1,451,652
*	MAIR Holdings, Inc.	151,940	867,577
*	Marten Transport, Ltd.	191,700	3,510,027
*	Maxco, Inc.	18,800	196,460
	McGrath Rentcorp.	227,171	7,155,887
* #	MCSi, Inc.	2,000	0
*	Meadow Valley Corp.	22,900	231,290
*	Media Sciences International, Inc.	11,400	69,768
* #	Medialink Worldwide, Inc.	54,400	282,336
*	Merrimac Industries, Inc.	14,965	150,398
*	Mesa Air Group, Inc.	331,800	2,710,806
	Met-Pro Corp.	195,196	2,767,879
*	MFRI, Inc.	48,101	987,514
* #	Microvision, Inc.	165,441	431,801
*	Middleby Corp.	97,100	9,855,650
* #	Midwest Air Group, Inc.	167,400	1,386,072
*	Milacron, Inc.	429,434	317,781
* #	Millennium Cell, Inc.	165,950	175,907
*	Miller Industries, Inc.	99,200	2,215,136
*	Misonix, Inc.	60,950	246,238
* #	Modtech Holdings, Inc.	156,574	767,213
*	Moore Handley, Inc.	1,500	9,000
*	MTC Technologies, Inc.	135,311	3,530,264
	Mueller (Paul) Co.	26,300	1,025,700
	Multi-Color Corp.	39,727	1,339,594
*	M-Wave, Inc.	2,600	1,872
*	Nashua Corp.	54,500	398,123
*	National Patent Development Corp.	109,400	169,570
*	National Technical Systems, Inc.	83,600	555,940
*	North America Galvanizing & Coatings, Inc.	56,500	298,320
* #	Northwest Airlines Corp.	398,543	1,343,090
*	NuCo2, Inc.	142,813	3,566,041
*	Odyssey Marine Exploration, Inc.	380,700	1,206,819
*	Omega Flex, Inc.	115,650	2,336,130
*	On Assignment, Inc.	235,885	2,575,864
*	Orbit International Corp.	14,582	98,720
*	Orbital Sciences Corp.	329,300	5,966,916
*	P.A.M. Transportation Services, Inc.	63,980	1,534,880
*	Paragon Technologies, Inc.	39,425	231,819

30

		Shares	Value†
*	Park-Ohio Holdings Corp.	125,525	$2,092,502
*	Patrick Industries, Inc.	44,200	539,682
* #	Patriot Transportation Holding, Inc.	31,700	2,916,083
*	Peerless Manufacturing Co.	24,901	622,525
*	Pemco Aviation Group, Inc.	250	2,171
*	Perini Corp.	230,300	7,489,356
* #	Pinnacle Airlines Corp.	200,967	1,975,506
* #	Plug Power, Inc.	659,946	2,679,381
	Portec Rail Products, Inc.	50,000	525,000
*	Powell Industries, Inc.	63,228	1,509,252
*	Power-One, Inc.	785,798	5,752,041
*	PPT Vision, Inc.	11,750	5,053
	Preformed Line Products Co.	19,650	636,071
* #	PRG-Schultz International, Inc.	44,242	347,300
	Providence & Worcester Railroad Co.	11,900	240,975
#	PW Eagle, Inc.	112,536	3,841,979
*	Quality Distribution, Inc.	172,513	2,301,323
	Quipp, Inc.	14,300	107,393
	Quixote Corp.	76,872	1,479,017
*	RailAmerica, Inc.	295,466	4,712,683
	Raven Industries, Inc.	349,469	9,753,680
*	RCM Technologies, Inc.	91,800	566,406
*	Republic Airways Holdings, Inc.	382,291	6,602,166
*	Riviera Tool Co.	4,300	1,419
	Robbins & Myers, Inc.	133,200	5,699,628
*	Rush Enterprises, Inc. Class A	152,975	2,781,086
*	Rush Enterprises, Inc. Class B	54,500	920,505
*	Saia, Inc.	112,832	2,797,105
	Schawk, Inc.	178,500	3,421,845
* #	School Specialty, Inc.	128,658	4,766,779
*	Schuff International, Inc.	53,200	798,000
*	Secom General Corp.	1,000	940
	Servidyne, Inc.	18,810	76,745
*	Servotronics, Inc.	24,804	200,912
*	SIFCO Industries, Inc.	45,775	295,249
* #	Simclar, Inc.	23,400	142,506
*	Sirva, Inc.	308,130	1,170,894
*	Sitel Corp.	656,700	2,712,171
*	SL Industries, Inc.	88,385	1,414,160
*	Smithway Motor Xpress Corp. Class A	35,000	378,000
*	SPACEHAB, Inc.	87,275	68,075
*	Sparton Corp.	88,544	770,333
*	Spherion Corp.	474,893	3,419,230
*	Spherix, Inc.	103,300	209,699
* #	Spire Corp.	102,842	838,162
* #	Standard Automotive Corp.	21,700	2
*	Standard Parking Corp.	90,461	3,421,235
	Standard Register Co.	218,000	2,714,100
	Standex International Corp.	111,300	3,308,949
	Starrett (L.S.) Co. Class A	35,900	560,399
*	Sterling Construction Co., Inc.	96,900	2,330,445
*	Stonepath Group, Inc.	207,500	41,500
*	Strategic Distribution, Inc.	27,770	326,020
	Sun Hydraulics, Inc.	96,247	2,013,487
*	Superior Essex, Inc.	182,479	6,459,757

31

		Shares	Value†
	Supreme Industries, Inc.	93,883	$612,117
	Synagro Techonologies, Inc.	676,898	3,066,348
	Sypris Solutions, Inc.	164,680	1,228,513
*	SYS	102,300	231,198
	TAL International Group, Inc.	108,700	2,706,630
*	Target Logistics, Inc.	16,100	41,055
* #	Taser International, Inc.	559,794	4,747,053
	TB Wood’s Corp.	28,897	494,139
*	Team, Inc.	78,000	2,406,300
*	TeamStaff, Inc.	16,600	21,746
	Tech/Ops Sevcon, Inc.	60,800	429,856
	Technology Research Corp.	51,000	207,570
	Tecumseh Products Co. Class A	115,298	1,868,981
* #	TeleTech Holdings, Inc.	182,794	4,127,489
	Tennant Co.	167,000	4,851,350
*	The Geo Group, Inc.	177,050	6,649,998
* #	The Lamson & Sessions Co.	144,400	3,104,600
	Thomas Group, Inc.	35,100	460,512
*	Timco Aviation Services, Inc.	51	199
#	Titan International, Inc.	178,050	3,384,731
	Todd Shipyards Corp.	44,620	743,369
*	Trailer Bridge, Inc.	42,500	327,463
* #	TRC Companies, Inc.	127,600	1,218,580
	Tredegar Industries, Inc.	337,450	6,711,881
* #	Trex Co., Inc.	134,800	3,053,220
	Triumph Group, Inc.	122,500	6,499,850
*	TRM Corp.	108,714	156,548
*	Tufco Technologies, Inc.	2,498	16,487
* #	TurboChef Technologies, Inc.	258,766	3,749,519
	Twin Disc, Inc.	82,200	2,900,838
*	U.S. Home Systems, Inc.	73,969	730,074
*	U.S. Xpress Enterprises, Inc. Class A	100,900	1,758,687
*	Ultralife Batteries, Inc.	134,300	1,381,947
#	United Industrial Corp.	124,900	6,106,361
*	Universal Security Instruments, Inc.	11,793	302,373
*	Universal Truckload Services, Inc.	63,800	1,520,992
* #	UQM Technologies, Inc.	217,100	651,300
*	USA Truck, Inc.	100,052	1,928,002
* #	Valence Technology, Inc.	67,400	145,584
	Valley National Gases, Inc.	16,419	430,342
*	Valpey Fisher Corp.	35,700	122,987
*	Versar, Inc.	71,900	283,286
	Viad Corp.	194,500	7,645,795
	Vicor Corp.	264,654	3,244,658
* #	Volt Information Sciences, Inc.	140,704	6,565,249
	VSE Corp.	15,367	531,852
	Wabash National Corp.	275,040	4,043,088
	Waste Industries USA, Inc.	124,556	3,741,662
*	Westaff, Inc.	143,017	666,459
* #	Western Power & Equipment Corp.	18,448	8,763
*	Willis Lease Finance Corp.	67,435	674,350
* #	Wolverine Tube, Inc.	135,600	153,228
*	World Air Holdings, Inc.	6,552	55,758
*	Xanser Corp.	311,400	1,622,394
*	Zareba Systems, Inc.	750	3,649
Total Industrials			743,106,896

32

		Shares	Value†
Information Technology — (18.9%)
*	24/7 Real Media, Inc.	439,782	$3,834,899
* #	8X8, Inc.	84,000	137,760
*	Acacia Research-Acacia Technologies	280,483	3,907,128
* #	Access Integrated Technologies, Inc.	172,982	1,548,189
*	ACE*COMM Corp.	78,700	74,765
*	Acorn Factor, Inc.	86,500	289,775
*	Actel Corp.	236,996	4,422,345
*	ActivIdentity Corp.	415,915	2,096,212
*	Actuate Corp.	548,735	2,968,656
*	Adaptec, Inc.	1,008,338	4,396,354
*	ADDvantage Technologies Group, Inc.	25,700	110,253
*	Adept Technology, Inc.	8,100	93,231
*	Advanced Energy Industries, Inc.	407,372	7,019,020
* #	Advanced Photonix, Inc.	68,300	142,747
*	Aehr Test Systems	66,400	328,680
*	Aeroflex, Inc.	177,958	2,146,173
*	Aetrium, Inc.	91,800	298,350
*	Agile Software Corp.	517,642	3,473,378
	Agilysys, Inc.	233,195	3,572,547
*	Airspan Networks, Inc.	348,411	992,971
*	Allen Organ Co. Escrow	4,700	76,563
*	Alliance Semiconductor Corp.	151,255	565,694
*	Allied Motion Technologies, Inc.	34,580	208,172
*	Altiris, Inc.	264,884	6,566,474
	American Software, Inc. Class A	277,700	2,279,917
*	American Technical Ceramics Corp.	71,650	923,569
*	Ampex Corp. Class A	7,565	126,336
* #	Amtech Systems, Inc.	30,999	207,383
* #	Anadigics, Inc.	429,410	4,143,807
*	Analex Corp.	63,600	129,744
*	Analysts International Corp.	190,092	338,364
* #	Analytical Surveys, Inc.	5,670	3,799
*	Anaren, Inc.	159,246	3,272,505
*	Ansoft Corp.	229,000	6,329,560
*	Answerthink, Inc.	389,944	1,126,938
*	APA Enterprises, Inc.	41,400	61,272
*	Apogee Technology, Inc.	4,500	3,285
*	Applied Innovation, Inc.	142,200	452,196
*	Applix, Inc.	121,600	1,287,744
*	Aptimus, Inc.	45,133	349,781
* #	Ardent Communications, Inc.	20,000	40
*	Ariba, Inc.	677,660	5,123,110
*	Art Technology Group, Inc.	1,013,990	2,393,016
* #	Ascendia Brands, Inc.	123,400	228,290
*	Aspen Technology, Inc.	486,265	4,741,084
*	Astea International, Inc.	21,160	150,236
	Astro-Med, Inc.	68,027	680,270
*	Asyst Technologies, Inc.	431,194	2,841,568
*	Atari, Inc.	818,145	482,624
*	Authentidate Holding Corp.	295,902	455,689
*	Autobytel, Inc.	364,884	1,101,950
* #	Avanex Corp.	1,220,990	2,429,770

33

		Shares	Value†
* #	Avici Systems, Inc.	124,215	$884,411
*	Aware, Inc.	214,179	1,130,865
*	Axcelis Technologies, Inc.	921,284	5,887,005
*	Axesstel, Inc.	159,000	335,490
*	AXS-One, Inc.	245,500	176,760
*	AXT, Inc.	209,828	1,086,909
* #	Bankrate, Inc.	156,503	5,712,360
	Bel Fuse, Inc. Class A	42,550	1,385,428
	Bel Fuse, Inc. Class B	93,150	3,418,605
*	Bell Industries, Inc.	88,500	305,325
*	Bell Microproducts, Inc.	228,950	1,575,176
*	Bitstream, Inc.	81,600	714,000
	Black Box Corp.	160,930	6,891,023
* #	Blackboard, Inc.	253,448	7,223,268
*	Blonder Tongue Laboratories, Inc.	76,300	140,392
*	Blue Coat Systems, Inc.	131,665	3,362,724
	Bogen Communications International, Inc.	64,200	444,585
* #	Bookham, Inc.	487,142	1,963,182
*	Borland Software Corp.	668,336	3,535,497
*	Bottomline Technologies, Inc.	200,088	2,094,921
*	Broadcaster, Inc.	3,900	4,641
* #	BroadVision, Inc.	1,336,830	955,833
*	BSQUARE Corp.	84,425	241,456
* #	Cabot Microelectronics Corp.	220,501	6,978,857
*	CalAmp Corp.	202,484	1,468,009
*	California Micro Devices Corp.	194,900	894,591
*	Callidus Software, Inc.	125,200	842,596
*	CallWave, Inc.	173,741	477,788
	CAM Commerce Solutions, Inc.	35,916	828,941
*	Captaris, Inc.	221,800	1,619,140
*	Carreker Corp.	230,774	1,677,727
*	Carrier Access Corp.	309,759	1,935,994
	Cass Information Systems, Inc.	2,662	102,860
*	Catalyst Semiconductor, Inc.	144,442	466,548
*	Catapult Communications Corp.	120,658	1,044,898
*	C-COR, Inc.	436,717	4,367,170
*	CellStar Corp.	1,652	5,749
*	Centillium Communications, Inc.	351,310	699,107
*	CEVA, Inc.	172,018	1,155,961
*	Cherokee International Corp.	167,521	529,366
*	Chordiant Software, Inc.	724,545	2,217,108
*	Ciber, Inc.	487,964	3,386,470
*	Ciprico, Inc.	49,200	240,096
*	Cirrus Logic, Inc.	796,459	5,551,319
*	Clarus Corp.	138,650	998,280
*	ClearOne Communications, Inc.	32,300	136,629
*	Cognitronics Corp.	82,975	201,629
	Cohu, Inc.	205,779	4,068,251
*	Comarco, Inc.	65,231	609,258
* #	Commerce One, Inc.	4,800	0
	Communications Systems, Inc.	118,400	1,101,120
*	Computer Horizons Corp.	299,800	1,403,064
*	Computer Task Group, Inc.	178,200	750,222
* #	Comtech Telecommunications Corp.	205,411	7,296,199
* #	Concur Technologies, Inc.	339,099	5,201,779

34

		Shares	Value†
*	Concurrent Computer Corp.	627,992	$1,174,345
* #	Convera Corp.	413,672	1,935,985
*	Corillian Corp.	403,908	1,397,522
*	Cosine Communications, Inc.	64,479	214,715
*	Covansys Corp.	333,547	7,598,201
* #	C-Phone Corp.	23,600	165
*	Cray, Inc.	137,378	1,560,614
*	Credence Systems Corp.	119,833	460,159
*	Critical Path, Inc.	1,910	248
*	Crossroads Systems, Inc.	91,727	121,997
*	CSP, Inc.	78,328	657,172
	CTS Corp.	280,819	4,290,914
*	CVD Equipment Corp.	16,700	70,808
*	Cyberoptics Corp.	82,495	1,057,586
*	Cybersource Corp.	517,800	5,431,722
	Daktronics, Inc.	151,525	5,482,175
*	Data I/O Corp.	77,000	277,200
*	Datalink Corp.	97,831	794,388
	Dataram Corp.	83,150	370,849
* #	DataTRAK International, Inc.	43,350	216,750
*	Datawatch Corp.	18,488	51,582
*	Delphax Technologies, Inc.	52,900	58,190
*	Digi International, Inc.	226,010	3,003,673
*	Digimarc Corp.	192,694	1,736,173
* #	Digital Angel Corp.	391,000	1,094,800
*	Ditech Networks, Inc.	292,160	2,045,120
*	DocuCorp International, Inc.	103,300	767,519
*	Document Sciences Corp.	15,400	105,798
*	Dot Hill Systems Corp.	389,946	1,271,224
*	DPAC Technologies Corp.	3,630	381
*	DSP Group, Inc.	275,627	5,950,787
*	DTS, Inc.	161,299	4,016,345
*	Dynamics Research Corp.	77,512	737,139
*	EasyLink Services Corp.	4,843	13,028
*	Echelon Corp.	358,737	2,869,896
*	eCollege.com, Inc.	197,400	3,492,006
* #	EDGAR Online, Inc.	230,999	778,467
*	Edgewater Technology, Inc.	80,297	533,975
*	EFJ, Inc.	226,174	1,266,574
*	Elecsys Corp.	3,200	16,640
*	Electro Scientific Industries, Inc.	266,186	5,283,792
*	Electroglas, Inc.	192,800	562,976
	Electro-Sensors, Inc.	3,450	17,181
* #	eLoyalty Corp.	73,010	1,311,990
*	Embarcadero Technologies, Inc.	229,630	1,589,040
* #	EMCORE Corp.	458,641	2,751,846
*	EMS Technologies, Inc.	138,499	2,835,075
*	En Pointe Technologies, Inc.	57,200	151,008
* #	Endwave Corp.	102,900	1,387,092
*	Entrust, Inc.	543,064	2,193,979
*	Epicor Software Corp.	503,927	6,702,229
*	EPIQ Systems, Inc.	172,857	2,700,026
*	ePlus, Inc.	71,645	723,615
*	eSpeed, Inc.	288,175	2,703,082
*	ESS Technology, Inc.	317,393	377,698

35

		Shares	Value†
*	Evans & Sutherland Computer Corp.	99,800	$388,222
*	Evolving Systems, Inc.	71,600	81,624
*	Exar Corp.	321,263	4,359,539
*	Excel Technology, Inc.	106,096	2,676,802
*	Extreme Networks, Inc.	1,089,770	4,348,182
*	Ezenia!, Inc.	2,900	5,655
* #	FalconStor Software, Inc.	443,953	3,831,314
*	Faro Technologies, Inc.	130,580	2,896,264
*	FEI Co.	308,732	7,505,275
* #	Finisar Corp.	224,950	861,559
*	Firstwave Technologies, Inc.	19,200	43,584
*	Forgent Networks, Inc.	263,300	139,549
*	Forrester Research, Inc.	205,403	5,775,932
	Frequency Electronics, Inc.	89,100	1,113,750
*	FSI International, Inc.	274,271	1,538,660
* #	Genesis Microchip, Inc.	284,600	2,846,000
*	Gerber Scientific, Inc.	208,100	2,880,104
	Gevity HR, Inc.	245,268	5,356,653
*	Giga-Tronics, Inc.	49,100	109,002
*	Glenayre Technologies, Inc.	592,009	1,432,662
* #	Global e-Point, Inc.	18,731	10,677
*	Globecomm Systems, Inc.	102,500	944,025
* #	GlobeTel Communications Corp.	716,600	200,648
*	Globix Corp.	349,829	1,539,248
*	Goldleaf Financial Solutions, Inc.	1,661	9,800
*	Greenfield Online, Inc.	228,623	2,905,798
*	GSE Systems, Inc.	66,264	318,067
*	GTSI Corp.	84,700	808,038
*	Halifax Corp.	8,650	23,788
*	Harmonic, Inc.	678,698	5,395,649
*	Hauppauge Digital, Inc.	87,600	524,724
*	HEI, Inc.	73,849	136,621
*	hi/fn, Inc.	120,146	597,126
*	Hutchinson Technology, Inc.	190,063	4,529,201
*	Hypercom Corp.	482,800	3,196,136
*	HyperFeed Technologies, Inc.	3,730	112
* #	I.D. Systems, Inc.	101,679	2,208,468
* #	i2 Technologies, Inc.	189,087	3,653,161
*	iBasis, Inc.	273,389	2,214,451
*	Ibis Technology Corp.	98,930	222,593
*	iCAD, Inc.	37,500	115,125
*	iGATE Capital Corp.	467,215	3,041,570
* #	ImageWare Systems, Inc.	83,700	123,039
*	I-many, Inc.	175,900	332,451
*	Immersion Corp.	220,830	1,550,227
*	Indus International, Inc.	516,510	1,921,417
* #	Infocrossing, Inc.	196,689	2,802,818
*	InFocus Corp.	345,588	870,882
*	Inforte Corp.	101,573	371,757
*	InfoSpace, Inc.	280,800	5,517,720
	infoUSA, Inc.	370,489	4,497,736
*	Innodata Isogen, Inc.	204,020	471,286
*	Innovex, Inc.	166,500	304,695
*	InPlay Technologies, Inc.	8,800	14,256
*	Insightful Corp.	40,100	99,849

36

		Shares	Value†
*	InsWeb Corp.	12,966	$32,156
	Integral Systems, Inc.	118,700	2,859,483
*	Integral Vision, Inc.	2,300	1,104
*	Integrated Silicon Solution, Inc.	308,031	1,915,953
* #	Intelli-Check, Inc.	110,600	643,692
*	Intelligent Systems Corp.	38,100	106,680
*	Intelligroup, Inc.	116,800	161,184
*	Interactive Intelligence, Inc.	151,301	2,650,794
*	Interlink Electronics, Inc.	100,780	267,067
* #	Internap Network Services Corp.	317,373	6,172,905
*	International DisplayWorks, Inc.	393,179	2,473,096
*	Internet Capital Group, Inc.	355,725	3,667,525
*	Internet Commerce Corp.	13,900	45,036
*	Interphase Corp.	62,700	554,895
	Inter-Tel, Inc.	231,647	5,163,412
*	Intervideo, Inc.	125,586	1,626,339
*	Intervoice, Inc.	350,742	2,353,479
*	Interwoven, Inc.	389,629	5,521,043
*	Intest Corp.	84,141	381,159
*	Intevac, Inc.	186,900	5,100,501
*	IntriCon Corp.	46,700	256,383
*	Intrusion, Inc.	20,825	8,330
*	INX, Inc.	43,500	337,560
*	Iomega Corp.	448,491	1,722,205
* #	iPass, Inc.	257,900	1,436,503
* #	IPIX Corp.	2,000	66
*	Island Pacific, Inc.	41,900	6,285
*	Iteris, Inc.	53,100	122,130
*	IXYS Corp.	304,423	2,919,417
*	Jaco Electronics, Inc.	63,009	209,822
*	JDA Software Group, Inc.	259,611	3,712,437
*	JMAR Industries, Inc.	183,900	53,331
* #	Jupitermedia Corp.	296,731	1,896,111
*	Keane, Inc.	151,100	1,873,640
	Keithley Instruments, Inc.	126,000	1,585,080
*	Kemet Corp.	666,900	4,901,715
*	Key Tronic Corp.	96,300	476,685
*	Keynote Systems, Inc.	88,550	918,264
*	Kintera, Inc.	54,204	76,428
*	Knova Software, Inc.	2,530	10,753
*	Kopin Corp.	608,310	2,202,082
* #	Kulicke & Soffa Industries, Inc.	519,297	4,253,042
*	KVH Industries, Inc.	134,800	1,550,200
* #	L-1 Identity Solutions, Inc.	424,752	7,118,844
*	Lantronix, Inc.	15,000	22,200
*	LaserCard Corp.	104,450	1,272,201
*	Lattice Semiconductor Corp.	1,040,419	7,064,445
*	LeCroy Corp.	115,888	1,306,058
*	Level 8 Systems, Inc.	100	4
*	Lightbridge, Inc.	248,420	3,279,144
*	LightPath Technologies, Inc.	8,650	47,229
*	Lionbridge Technologies, Inc.	543,910	3,111,165
*	Littlefuse, Inc.	200,998	6,287,217
*	Logic Devices, Inc.	45,800	117,706
*	LogicVision, Inc.	156,450	129,854

37

		Shares	Value†
*	Logility, Inc.	135,600	$1,139,040
*	LoJack Corp.	165,700	2,515,326
*	LookSmart, Ltd.	200,403	921,854
*	Loral Space & Communications, Inc.	20,576	632,300
*	LTX Corp.	563,226	2,934,407
* #	Lumera Corp.	82,229	603,561
*	Magma Design Automation, Inc.	336,784	3,017,585
*	Mai Systems Corp. Escrow Shares	18	0
*	Management Network Group, Inc.	94,999	126,349
*	Manatron, Inc.	115	830
*	Manhattan Associates, Inc.	247,170	7,167,930
*	Mapinfo Corp.	194,174	2,572,806
* #	Marchex, Inc. Class B	177,797	2,434,041
*	Mastec, Inc.	585,000	6,598,800
*	Mattson Technology, Inc.	458,717	4,362,399
	Maximus, Inc.	160,300	4,690,378
* #	Maxwell Technologies, Inc.	156,532	2,216,493
*	McDATA Corp. Class A	1,034,982	6,489,337
* #	MDI, Inc.	107,900	47,476
*	Measurement Specialties, Inc.	78,500	1,898,130
* #	Mechanical Technology, Inc.	260,780	761,478
*	MedQuist, Inc.	133,500	1,748,850
*	Mercury Computer Systems, Inc.	160,794	2,103,186
*	Merix Corp.	182,900	1,688,167
	Mesa Laboratories, Inc.	28,000	551,600
*	MetaSolv, Inc.	459,721	1,866,467
	Methode Electronics, Inc.	313,645	3,515,960
*	Metrologic Instruments, Inc.	195,758	3,601,947
*	Microtune, Inc.	521,488	2,393,630
*	Midway Games, Inc.	22,400	173,376
* #	Mindspeed Technologies, Inc.	947,286	1,610,386
*	MIPS Technologies, Inc.	433,092	3,702,937
*	MIVA, Inc.	278,799	953,493
* #	Mobility Electronics, Inc.	261,390	841,676
*	Mobius Management Systems, Inc.	174,400	1,238,240
	Mocon, Inc.	72,775	800,525
*	Moldflow Corp.	101,002	1,308,986
* #	MoSys, Inc.	282,430	2,691,558
*	Motive, Inc.	79,300	250,588
* #	MRV Communications, Inc.	1,103,651	4,116,618
*	MSC.Software Corp.	171,500	2,579,360
*	MSGI Security Solutions, Inc.	904	859
* #	MTI Technology Corp.	3,300	2,409
*	MTM Technologies, Inc.	44,200	66,300
	MTS Systems Corp.	188,648	7,232,764
*	Nanometrics, Inc.	119,851	1,027,123
*	Napco Security Systems, Inc.	323,601	2,083,990
*	Napster, Inc.	4,500	16,875
* #	NeoMagic Corp.	80,051	361,030
* #	Neoware Systems, Inc.	169,088	1,888,713
*	Nestor, Inc.	2,200	2,948
*	Net Perceptions, Inc.	13,400	34,840
*	NETGEAR, Inc.	304,037	7,904,962
	Netguru, Inc.	6,500	1,495
* #	Netlogic Microsystems, Inc.	173,408	3,698,793

38

		Shares	Value†
*	NetManage, Inc.	86,235	$428,588
*	Netopia, Inc.	129,756	895,316
*	NetRatings, Inc.	322,530	5,902,299
*	NetScout Systems, Inc.	285,401	2,228,982
*	Network Engines, Inc.	320,258	752,606
*	Network Equipment Technologies, Inc.	201,800	1,237,034
*	Newport Corp.	367,142	7,977,996
*	NIC, Inc.	559,548	2,657,853
*	NMS Communications Corp.	452,908	792,589
*	Novatel Wireless, Inc.	269,794	2,546,855
*	Nu Horizons Electronics Corp.	129,666	1,461,336
*	NumereX Corp. Class A	102,700	934,570
* #	NYFIX, Inc.	214,349	1,371,834
	O.I. Corp.	25,700	263,425
*	Omtool, Ltd.	30,770	125,234
*	Online Resources Corp.	233,031	2,481,780
*	Onvia, Inc.	15,804	94,192
*	Open Solutions, Inc.	185,900	6,924,775
*	OpenTV Corp.	159,125	393,039
*	Oplink Communications, Inc.	194,364	3,877,562
*	OPNET Technologies, Inc.	185,237	2,987,873
*	Opsware, Inc.	901,628	7,898,261
*	OPTi, Inc.	118,200	630,006
*	Optical Cable Corp.	48,605	238,165
*	Optical Communication Products, Inc.	414,695	812,802
*	OSI Systems, Inc.	149,342	2,836,005
*	Overland Storage, Inc.	122,200	586,560
*	OYO Geospace Corp.	57,140	2,725,578
*	Packeteer, Inc.	302,055	3,585,393
* #	PAR Technology Corp.	119,250	1,011,240
	Park Electrochemical Corp.	183,700	5,959,228
* #	Parkervision, Inc.	200,875	2,042,899
*	Path 1 Network Technologies, Inc.	48,700	7,305
*	Paxar Corp.	290,800	6,208,580
*	PC Connection, Inc.	230,459	3,095,064
*	PC-Tel, Inc.	201,843	1,953,840
*	PDF Solutions, Inc.	241,542	3,553,083
*	Peerless Systems Corp.	101,700	365,103
	Pegasystems, Inc.	322,686	3,259,129
*	Pemstar, Inc.	430,055	1,625,608
*	Perceptron, Inc.	76,350	636,759
*	Perficient, Inc.	237,920	4,156,462
*	Performance Technologies, Inc.	131,275	715,449
*	Pericom Semiconductor Corp.	236,980	2,732,379
*	Pervasive Software, Inc.	225,700	841,861
*	Pfsweb, Inc.	113,830	84,234
*	Phoenix Technologies, Ltd.	215,269	1,044,055
*	Photon Dynamics, Inc.	141,300	1,569,843
*	Photronics, Inc.	367,287	5,792,116
*	Pinnacle Data Systems, Inc.	6,919	15,568
*	Pixelworks, Inc.	113,400	282,366
*	Planar Systems, Inc.	131,939	1,322,029
*	PLATO Learning, Inc.	194,330	983,310
*	PLX Technology, Inc.	253,630	3,431,614
*	Porta Systems Corp.	1,490	203

39

		Shares	Value†
*	PortalPlayer, Inc.	48,800	$653,920
*	Power Integrations, Inc.	260,001	7,243,628
* #	Powerwave Technologies, Inc.	160,792	1,030,677
*	Presstek, Inc.	309,329	1,859,067
	Printronix, Inc.	67,150	809,158
* #	Proxim Corp.	20,861	167
	QAD, Inc.	294,935	2,418,467
*	Qualstar Corp.	200	570
*	Quantum Corp.	1,648,200	3,889,752
*	QuickLogic Corp.	247,558	725,345
* #	Quokka Sports, Inc.	480	7
*	Quovadx, Inc.	230,007	591,118
*	Radiant Systems, Inc.	279,431	2,741,218
*	RadiSys Corp.	210,368	3,553,116
*	Radyne Corp.	111,100	1,112,111
*	RAE Systems, Inc.	526,800	1,922,820
* #	Ramtron International Corp.	219,261	846,347
*	Relm Wireless Corp.	107,541	659,226
	REMEC, Inc.	212,010	233,211
#	Renaissance Learning, Inc.	267,754	4,522,365
*	Reptron Electronics, Inc.	2,178	1,154
* #	Research Frontiers, Inc.	6,000	36,180
*	RF Monolithics, Inc.	83,500	425,850
	Richardson Electronics, Ltd.	131,104	1,311,040
*	RightNow Technologies, Inc.	293,796	4,859,386
*	Rimage Corp.	92,225	2,220,778
*	Rofin-Sinar Technologies, Inc.	132,600	7,706,712
*	Rudolph Technologies, Inc.	262,077	4,201,094
*	S1 Corp.	638,990	3,341,918
*	Saba Software, Inc.	257,323	1,389,544
*	Safeguard Scientifics, Inc.	1,007,300	2,488,031
*	SafeNet, Inc.	184,651	4,298,675
*	Sapient Corp.	112,900	616,434
* #	SatCon Technology Corp.	315,637	470,299
*	SBE, Inc.	34,600	12,799
* #	ScanSource, Inc.	231,560	7,067,211
*	Schmitt Industries, Inc.	17,800	126,736
*	Scientific Learning Corp.	1,900	10,545
*	SCM Microsystems, Inc.	114,624	387,429
*	Seachange International, Inc.	261,103	2,250,708
*	Secure Computing Corp.	464,705	3,015,935
*	Selectica, Inc.	261,300	446,823
*	Semitool, Inc.	287,162	3,942,734
*	SI International, Inc.	115,436	3,974,461
*	Sigma Designs, Inc.	205,100	5,363,365
*	Sigmatel, Inc.	129,652	586,027
*	Sigmatron International, Inc.	18,200	177,632
*	Silicon Storage Technology, Inc.	920,313	4,242,643
*	SimpleTech, Inc.	413,025	3,717,225
*	Simulations Plus, Inc.	12,400	39,680
* #	Sipex Corp.	223,709	964,186
*	Sirenza Microdevices, Inc.	448,787	3,989,716
*	Skyworks Solutions, Inc.	164,100	1,191,366
*	SM&A	176,593	997,750
* #	Smith Micro Software, Inc.	121,400	1,942,400

40

		Shares	Value†
*	Sonic Foundry, Inc.	258,131	$955,085
* #	Sonic Solutions, Inc.	233,150	3,672,113
*	SonicWALL, Inc.	597,182	6,001,679
	SpectraLink Corp.	167,700	1,361,724
*	Spectrum Control, Inc.	119,227	1,052,774
*	SPSS, Inc.	172,169	4,856,887
*	SRS Labs, Inc.	140,300	1,398,791
*	Staktek Holdings, Inc.	436,518	2,553,630
*	Standard Microsystems Corp.	198,839	6,336,999
	StarTek, Inc.	128,800	1,764,560
*	SteelCloud, Inc.	75,500	46,055
	Stellent, Inc.	267,046	3,589,098
* #	Stratasys, Inc.	91,113	2,742,501
*	Stratex Networks, Inc.	865,237	3,703,214
*	Stratos International, Inc.	123,268	920,812
*	SumTotal Systems, Inc.	229,970	1,614,389
* #	Sunair Electronics, Inc.	33,700	134,463
*	Sunrise Telecom, Inc.	275,600	606,320
*	Suntron Corp.	36,507	47,094
*	Supertex, Inc.	123,100	5,775,852
*	SupportSoft, Inc.	396,462	2,283,621
*	Sykes Enterprises, Inc.	361,962	6,236,605
*	Symmetricom, Inc.	412,352	3,616,327
*	Synaptics, Inc.	225,062	6,452,528
*	SYNNEX Corp.	269,100	6,111,261
*	Synplicity, Inc.	242,026	1,645,777
*	Taitron Components, Inc.	15,500	37,820
#	TALX Corp.	88,414	2,205,929
*	Technical Communications Corp.	7,300	21,170
	Technitrol, Inc.	300	8,244
*	Technology Solutions Co.	22,600	151,194
*	TechTeam Global, Inc.	81,900	894,348
* #	TeleCommunication Systems, Inc.	286,115	995,680
* #	Telkonet, Inc.	391,200	1,056,240
*	Telular Corp.	125,075	465,279
*	Terayon Communication Systems, Inc.	627,541	1,066,820
*	Terremark Worldwide, Inc.	366,410	2,095,865
*	Tessco Technologies, Inc.	80,250	1,723,770
*	Therma-Wave, Inc.	249,298	301,651
	TheStreet.com, Inc.	246,000	2,405,880
*	Think Partnership, Inc.	46,900	157,115
*	Tier Technologies, Inc. Class B	169,900	1,206,290
*	TII Network Technologies, Inc.	57,160	131,468
*	TNS, Inc.	214,400	3,698,400
*	Tollgrade Communications, Inc.	120,195	1,054,110
* #	Track Data Corp.	18,673	72,825
*	Transact Technologies, Inc.	88,000	768,240
*	Transcat, Inc.	42,500	225,250
*	Trans-Industries, Inc.	3,800	255
	Trans-Lux Corp.	7,545	49,420
*	Transmeta Corp.	63,084	73,177
* #	Transwitch Corp.	339,260	546,209
* #	Travelzoo, Inc.	142,070	4,397,067
	Trio-Tech International	2,000	26,500
*	Tripath Technology, Inc.	2,041	265

41

		Shares	Value†
*	Triquint Semiconductor, Inc.	1,251,849	$6,309,319
	Troy Group, Inc.	14,400	39,600
	TSR, Inc.	100,400	401,600
*	TTM Technologies, Inc.	375,841	4,739,355
*	Tumbleweed Communications Corp.	450,186	1,161,480
* #	Tut Systems, Inc.	275,898	306,247
*	Tyler Technologies, Inc.	388,250	5,610,213
*	Ulticom, Inc.	386,064	4,003,484
*	Ultimate Software Group, Inc.	217,644	5,247,397
*	Ultra Clean Holdings, Inc.	6,800	90,644
*	Ultratech, Inc.	212,521	2,769,149
*	Unica Corp.	57,450	769,830
	United Online, Inc.	577,653	7,757,880
* #	Universal Display Corp.	280,133	3,454,040
* #	USDATA Corp.	24,040	793
*	VA Software Corp.	586,965	2,676,560
*	Veeco Instruments, Inc.	276,596	5,194,473
* #	VendingData Corp.	154,600	355,580
*	Verilink Corp.	150,492	301
* #	Verso Technologies, Inc.	31	34
* #	Vertical Communications, Inc.	20,016	16,413
*	Viasat, Inc.	257,152	6,847,958
*	Vicon Industries, Inc.	44,450	158,687
*	Video Display Corp.	96,880	732,413
*	Viewpoint Corp.	360,721	270,541
*	Vignette Corp.	270,760	4,556,891
*	Virage Logic Corp.	199,835	1,802,512
* #	Vitech America, Inc.	94,080	47
* #	Vitesse Semiconductor, Inc.	1,141,911	1,290,359
*	Vitria Technology, Inc.	305,420	824,634
*	Vocus, Inc.	117,800	1,909,538
*	Vodavi Technology, Inc.	26,400	196,944
* #	Vyyo, Inc.	156,257	671,905
	Wayside Technology Group, Inc.	48,200	688,296
*	Web.com, Inc.	145,428	558,444
*	webMethods, Inc.	499,266	3,559,767
*	WebSideStory, Inc.	160,718	1,899,687
*	Westell Technologies, Inc.	489,027	1,139,433
*	White Electronics Designs Corp.	221,756	1,228,528
*	Winland Electronics, Inc.	20,500	66,215
*	Wireless Telecom Group, Inc.	221,500	555,965
*	Wireless Xcessories Group, Inc.	7,200	20,664
*	Witness Systems, Inc.	291,403	5,533,743
*	WJ Communications, Inc.	558,094	1,171,997
*	WorldGate Communications, Inc.	24,000	33,360
	X-Rite, Inc.	241,580	2,874,802
*	Zhone Technologies, Inc.	949,622	1,281,990
*	ZILOG, Inc.	116,944	470,115
* #	Zix Corp.	229,525	284,611
*	Zones, Inc.	147,800	1,260,734
*	Zoran Corp.	74,863	1,116,207
*	Zygo Corp.	161,165	2,654,388
Total Information Technology			1,036,557,925

42

		Shares	Value†
Materials — (3.7%)
*	AEP Industries, Inc.	78,051	$4,017,285
#	AMCOL International Corp.	272,800	7,572,928
*	American Pacific Corp.	66,437	491,634
#	American Vanguard Corp.	224,828	4,006,435
	Arch Chemicals, Inc.	219,549	7,223,162
* #	Atlantis Plastics, Inc.	34,800	132,936
	Bairnco Corp.	105,300	1,288,872
	Balchem Corp.	105,675	2,742,266
*	Brush Engineered Materials, Inc.	180,700	6,400,394
*	Buckeye Technologies, Inc.	266,790	3,132,115
#	Calgon Carbon Corp.	349,000	2,041,650
*	Canyon Resources Corp.	173,600	156,240
*	Caraustar Industries, Inc.	253,004	1,986,081
	Castle (A.M.) & Co.	154,727	4,103,360
	Chesapeake Corp.	166,322	2,707,722
* #	Coeur d’Alene Mines Corp.	65,600	357,520
	Compass Minerals International, Inc.	25,500	844,050
*	Constar International, Inc.	113,786	813,570
*	Continental Materials Corp.	14,900	399,320
*	Core Molding Technologies, Inc.	91,997	980,688
	CPAC, Inc.	51,978	364,366
	Deltic Timber Corp.	112,800	5,990,808
*	Detrex Corp.	10,200	93,585
#	Empire Resources, Inc.	84,800	1,025,232
	Ferro Corp.	217,400	4,534,964
	Flamemaster Corp.	189	928
* #	Flotek Industries, Inc.	56,700	1,399,356
	Friedman Industries, Inc.	145,488	1,389,410
	Gibraltar Industries, Inc.	268,090	5,873,852
	Glatfelter (P.H.) Co.	338,800	5,021,016
*	Graphic Packaging Corp.	589,000	2,497,360
	Hawkins, Inc.	101,710	1,436,145
*	Hecla Mining Co.	1,087,200	7,577,784
*	ICO, Inc.	234,378	1,446,112
*	Impreso, Inc.	31,500	44,100
	Koppers Holdings, Inc.	33,000	753,720
*	Landec Corp.	226,921	2,173,903
*	Lesco, Inc.	87,900	721,659
* #	Liquidmetal Technologies, Inc.	106,651	164,243
*	Material Sciences Corp.	131,800	1,589,508
*	Maxxam, Inc.	22,034	587,206
	Metal Management, Inc.	239,797	8,788,560
* #	Mines Management, Inc.	116,117	676,962
*	Mod-Pac Corp.	26,617	292,787
	Myers Industries, Inc.	318,547	5,147,720
* #	Nanophase Technologies Corp.	158,215	1,061,623
	Nevada Chemicals, Inc.	7,684	64,430
#	NL Industries, Inc.	170,800	1,894,172
	NN, Inc.	155,800	1,780,794
*	Northern Technologies International Corp.	27,900	230,175
*	Northwest Pipe Co.	51,139	1,641,562
	Olympic Steel, Inc.	78,200	2,028,508
*	OM Group, Inc.	900	42,345
*	OMNOVA Solutions, Inc.	373,700	1,786,286
	Penford Corp.	80,400	1,328,208

43

		Shares	Value†
*	Pioneer Companies, Inc.	107,152	$2,894,176
*	PolyOne Corp.	452,752	3,477,135
#	Pope & Talbot, Inc.	153,300	768,033
	Quaker Chemical Corp.	89,800	1,875,922
*	Rock of Ages Corp.	32,900	133,245
	Rock-Tenn Co. Class A	279,000	7,030,800
*	Rotonics Manufacturing, Inc.	12,900	37,797
#	Royal Gold, Inc.	211,800	6,747,948
	Ryerson, Inc.	192,600	4,287,276
	Schulman (A.), Inc.	248,233	5,657,230
	Schweitzer-Maudoit International, Inc.	138,900	3,443,331
*	Solitario Resources Corp.	2,937	11,454
	Spartech Corp.	288,700	8,637,904
#	Steel Dynamics, Inc.	152	4,943
	Steel Technologies, Inc.	102,018	1,759,811
	Stepan Co.	82,500	2,501,400
*	Synalloy Corp.	87,058	1,548,762
*	Terra Industries, Inc.	853,100	8,829,585
#	Tronox, Inc. Class A	129,900	1,987,470
*	U.S. Concrete, Inc.	336,066	2,090,331
*	U.S. Energy Corp. Wyoming	71,870	427,627
*	UFP Technologies, Inc.	11,800	55,932
*	United States Lime & Minerals, Inc.	55,745	1,933,237
*	Universal Stainless & Alloy Products, Inc.	55,300	1,842,043
	Vulcan International Corp.	8,251	491,966
	Wausau Paper Corp.	460,100	6,883,096
*	Webco Industries, Inc.	3,750	307,500
	Wellman, Inc.	250,200	880,704
*	Williams Industries, Inc.	5,800	13,079
* #	Zoltek Companies, Inc.	231,000	5,185,950
Total Materials			204,593,304

Other — (0.0%)
*	Big 4 Ranch, Inc.	35,000	0
*	Breed Technologies, Inc.	5,600	11
*	Celebrity, Inc. Escrow Shares	13,500	0
*	DLB Oil & Gas, Inc.	7,600	0
*	ePresence, Inc. Escrow Shares	191,500	5,745
* #	EquiMed, Inc. Nevis	6,533	1
*	Hoenig Group Escrow Shares	61,000	0
*	iGo Escrow Share	11,200	0
*	ioWorldMedia, Inc.	11,633	5,235
* #	KeraVision, Inc.	7,800	8
* #	Krause’s Furniture, Inc.	23,000	127
*	Noel Group, Inc.	43,600	610
*	Petrocorp, Inc. Escrow Shares	37,100	2,226
*	StorageNetworks, Inc. Escrow Shares	56,400	1,528
Total Other			15,491

44

		Shares	Value†
Telecommunication Services — (1.3%)
*	@Road, Inc.	561,518	3,661,097
	Alaska Communications Systems Group, Inc.	382,865	5,777,433
*	Arbinet-thexchange. Inc.	59,100	350,463
*	Boston Communications Group, Inc.	157,000	320,280
*	Broadwing Corp.	66,848	1,011,410
*	Cogent Communications Group, Inc.	441,262	6,994,003
	Commonwealth Telephone Enterprises, Inc.	194,848	8,119,316
	Consolidated Communications Holdings, Inc.	236,681	4,383,332
*	Covista Communications, Inc.	21,500	21,608
	CT Communications, Inc.	178,474	3,637,300
	D&E Communications, Inc.	130,800	1,659,852
*	Eschelon Telecom, Inc.	26,000	471,640
	FairPoint Communications, Inc.	19,600	362,012
* #	FiberTower Corp.	460,843	2,506,986
*	General Communications, Inc. Class A	462,535	7,058,284
*	GoAmerica, Inc.	117	706
	Hickory Tech Corp.	107,673	760,171
*	LCC International, Inc. Class A	192,712	680,273
*	Lynch Interactive Corp.	461	1,338,785
*	Metro One Telecommunications, Inc.	18,385	45,043
* #	Moscow CableCom Corp.	17,954	191,210
* #	Network Plus Corp.	10,000	10
	North Pittsburgh Systems, Inc.	136,562	3,311,629
*	Pac-West Telecomm, Inc.	167,800	8,893
*	Premiere Global Services, Inc.	650,325	5,300,149
* #	Primus Telecommunications Group, Inc.	54,279	26,597
*	Rural Cellular Corp. Class A	119,050	1,417,886
*	Shared Technologies Cellular, Inc.	24,600	31
	Shenandoah Telecommunications Co.	700	33,516
*	SunCom Wireless Holdings, Inc.	539,200	490,672
	SureWest Communications	127,197	3,149,398
*	TALK America Holdings, Inc.	255,356	2,037,741
* #	US LEC Corp.	283,113	2,386,643
*	Wireless Facilities, Inc.	571,704	1,337,787
*	Xeta Corp.	85,700	293,951
Total Telecommunication Services			69,146,107

Utilities — (1.6%)
*	AMEN Properties, Inc.	12,375	70,538
	American States Water Co.	154,500	5,778,300
*	Aquila, Inc.	105,400	482,732
	Artesian Resources Corp. Class A	1,200	22,752

45

		Shares	Value†
*	Cadiz, Inc.	7,984	$164,949
	California Water Service Group	173,147	7,008,991
	Cascade Natural Gas Corp.	104,450	2,696,899
	Central Vermont Public Service Corp.	140,100	3,005,145
	CH Energy Group, Inc.	138,700	7,435,707
	Chesapeake Utilities Corp.	54,375	1,639,406
	Connecticut Water Services, Inc.	93,287	2,038,321
	Delta Natural Gas Co., Inc.	20,000	507,400
#	Empire District Electric Co.	274,000	6,586,960
	Energy West, Inc.	11,941	137,680
	EnergySouth, Inc.	76,425	2,916,378
*	Environmental Power Corp.	83,700	627,750
	Florida Public Utilities Co.	36,800	494,960
	Green Mountain Power Corp.	59,100	1,999,353
	Laclede Group, Inc.	194,300	7,107,494
*	Maine & Maritimes Corp.	29,300	433,640
	MGE Energy, Inc.	187,059	6,427,347
	Middlesex Water Co.	80,768	1,501,477
	Otter Tail Corp.	46,924	1,442,444
	RGC Resources, Inc.	4,698	119,846
	SEMCO Energy, Inc.	318,420	1,977,388
	SJW Corp.	141,200	4,951,884
	South Jersey Industries, Inc.	164,864	5,498,214
#	Southwest Water Co.	199,302	2,596,905
	UIL Holdings Corp.	203,701	8,753,032
	Unitil Corp.	39,711	1,032,486
	York Water Co.	21,235	379,469
Total Utilities			85,835,847

TOTAL COMMON STOCKS			4,786,218,891

RIGHTS/WARRANTS — (0.0%)
* #	Angeion Corp. Warrants 10/31/07	1,294	0
*	Caliper Life Sciences, Inc. Warrants 08/10/11	112	180
*	Del Global Technologies Corp. Warrants 03/28/08	4,265	2,346
*	Imperial Credit Industries, Inc. Warrants 01/31/08	1,010	0
*	Mossimo, Inc. Contingent Rights	149,150	0
*	Optical Cable Corp. Warrants 10/24/07	655	0
* #	RCN Corp. Warrants 12/21/06	3	0
*	Tengasco, Inc. Warrants 09/12/08	2,306	0

TOTAL RIGHTS/WARRANTS			2,526

Face Amount
(000)
BONDS—(0.0%)
Del Global Technologies Corp. Subordinated Promissory Note
*	6.000%, 03/28/07	$9	0

46

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (12.6%)

@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $905,026,777 FHLMC, rates ranging from 4.441%(r) to 6.000%, maturities ranging from 01/01/21 to 11/01/36 & FNMA, rates ranging from 4.000% to 9.500%, maturities ranging from 12/01/06 to 12/01/36, valued at $606,808,598) to be repurchased at $589,221,295	$589,135	$589,134,561

@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $73,090,000 FHLB Bonds, rates ranging from 2.450% to 5.750%, maturities ranging from 03/23/07 to 06/30/25, valued at $72,999,226) to be repurchased at $69,439,579	69,429	69,429,357

Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $30,812,000 FHLMC 5.50%, 09/01/36, valued at $30,237,130) to be repurchased at $29,794,295	29,790	29,790,000

TOTAL TEMPORARY CASH INVESTMENTS		688,353,918

TOTAL INVESTMENTS — (100.0%) (Cost $4,555,126,369)		$5,474,575,335

See accompanying Notes to Financial Statements.

47

THE DFA INTERNATIONAL VALUE SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

AUSTRALIA — (3.6%)
COMMON STOCKS — (3.6%)
#	ABC Learning Centres, Ltd.	80,772	$473,919
	Amcor, Ltd.	947,800	5,565,181
	Ansell, Ltd.	200,167	1,844,905
#	APN News & Media, Ltd.	509,371	2,330,355
#	Australand Property Group	1,180,762	1,806,350
#	AWB, Ltd.	400,096	898,713
	AXA Asia Pacific Holdings, Ltd.	2,837,724	14,645,653
#	Bendigo Bank, Ltd.	48,222	535,355
	BlueScope Steel, Ltd.	1,328,325	8,356,613
	Boral, Ltd.	1,011,791	5,910,501
#	Brickworks, Ltd.	78,415	730,704
	Caltex Australia, Ltd.	209,534	3,663,823
	Commonwealth Bank of Australia	1,376,896	51,439,371
	CSR, Ltd.	1,514,337	3,818,265
#	DCA Group, Ltd.	193,113	522,395
	Downer EDI, Ltd.	284,743	1,574,708
	Foster’s Group, Ltd.	3,219,386	16,975,539
	Futuris Corp., Ltd.	537,719	801,398
#	Iluka Resources, Ltd.	188,660	1,041,901
	Insurance Australia Group, Ltd.	803,662	3,658,365
#	John Fairfax Holdings, Ltd.	755,068	3,092,910
	Lend Lease Corp., Ltd.	605,974	8,367,389
	Lion Nathan, Ltd.	871,345	5,559,294
	Mayne Pharma, Ltd.	1,332,732	4,327,139
	Mirvac, Ltd.	1,322,241	5,520,427
	Multiplex Group	103,559	318,229
	National Australia Bank, Ltd.	2,552,152	78,671,130
	National Australia Bank, Ltd. Sponsored ADR	3,700	569,541
	Onesteel, Ltd.	537,813	1,864,659
	Orica, Ltd.	1	19
#	Origin Energy, Ltd.	920,283	5,466,475
	Paperlinx, Ltd.	737,060	2,293,582
	Promina Group, Ltd.	1,283,147	6,608,646
	Publishing and Broadcasting, Ltd.	190,851	3,135,487
#	Qantas Airways, Ltd.	3,824,365	14,898,929
	Santos, Ltd.	1,005,880	8,124,712
#	Seven Network, Ltd.	136,508	1,138,550
#	Suncorp-Metway, Ltd.	139,892	2,254,434
	Symbion Health, Ltd.	1,365,961	3,793,479
	TABCORP Holdings, Ltd.	691,345	8,890,043
*	Tower Australia Group, Ltd.	23,771	44,072
*	Virgin Blue Holdings, Ltd.	228,228	381,173
	Zinifex, Ltd.	110,268	1,474,464
TOTAL COMMON STOCKS			293,388,797

1

		Shares	Value††
RIGHTS/WARRANTS — (0.0%)
*	Tower Australia Group, Ltd. Rights 12/14/06	10,147	$6,124

TOTAL — AUSTRALIA			293,394,921

AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
	Boehler-Uddeholm AG	196,004	12,483,113
	Voestalpine AG	297,292	14,798,840
	Wienerberger AG	221,811	11,834,077

TOTAL — AUSTRIA			39,116,030

BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
	Ackermans & Van Haaren SA	7,187	530,989
	AGFA-Gevaert NV, Mortsel	53,361	1,271,272
	Banque Nationale de Belgique	1,047	4,793,023
	Bekaert SA	2,787	323,516
	Cofinimmo SA	1,108	221,246
*	Cumerio - Strip	2,009	160
	Delhaize Group	231,485	18,459,359
	Dexia SA	638,233	17,448,478
	D’Ieteren NV SA	431	144,688
	Groupe Bruxelles Lambert SA	55,500	6,343,892
	InBev NV	169,938	11,174,404
	KBC Groep NV	32,088	3,618,750
	Nationale Portefeuille	24,174	1,483,124
	Suez SA	40,310	1,937,139
	Umicore	70,740	10,654,835
TOTAL COMMON STOCKS			78,404,875

RIGHTS/WARRANTS — (0.0%)
*	Umicore Strip VVPR	2,009	161

TOTAL — BELGIUM			78,405,036

CANADA — (3.6%)
COMMON STOCKS — (3.6%)
#	Abitibi-Consolidated, Inc.	491,000	1,143,610
	AGF Management, Ltd. Class B Non-Voting	68,266	1,509,318
#	Alcan, Inc.	787,380	37,781,554
	Astral Media, Inc. Class A	44,538	1,526,393
#	Atco, Ltd. Class 1 Non-Voting	65,300	2,652,482
#	Barrick Gold Corp.	1,433,520	44,974,407
#	BCE, Inc.	547,825	13,464,776
	Biovail Corp.	212,600	3,771,530
*	Bombardier, Inc. Class B	893,900	2,982,145
#	Canadian Pacific Railway, Ltd.	240,700	13,408,637
*	Canfor Corp.	105,200	957,997
	Canfor Pulp Income Fund	15,674	164,702
*	CanWest Global Communications Corp.	93,800	850,077
*	Celestica, Inc. Subordinate Voting	292,800	2,676,618

2

		Shares	Value††
*	CGI Group, Inc.	376,800	$2,599,872
	Corus Entertainment, Inc. Class B Non-Voting	57,300	2,037,021
*	Domtar, Inc.	312,700	2,245,208
	E-L Financial Corp., Ltd.	600	313,121
#	Emera, Inc.	41,500	819,062
	Empire Co., Ltd. Class A Non-Voting	39,100	1,396,857
	EnCana Corp.	536,400	28,044,695
#	Fairfax Financial Holdings, Inc. Subordinate Voting	28,400	5,227,410
#	Fortis, Inc.	29,600	729,600
	George Weston, Ltd.	89,400	5,571,208
	Gerdau Ameristeel Corp.	189,600	1,884,296
	Industrial Alliance Insurance & Financial Services, Inc.	95,800	3,011,444
#	Ipsco, Inc.	51,000	5,219,903
#	Jean Coutu Group PJC, Inc. Class A Subordinate Voting	156,700	1,614,955
	Kingsway Financial Services, Inc.	29,400	635,342
#	Magna International, Inc. Class A	184,699	14,194,677
#	Manitoba Telecom Services, Inc.	16,600	647,401
#	MDS, Inc.	202,427	3,716,908
#	Mi Developments, Inc.	69,600	2,527,308
	New Maple Leaf Foods, Inc.	85,400	922,758
#	Northbridge Financial Corp.	22,000	596,209
#	Nova Chemicals Corp.	108,900	3,173,409
	Onex Corp.	145,700	3,598,964
#	Power Corp. of Canada, Ltd.	260,396	8,094,267
	Quebecor World, Inc.	128,400	1,489,690
#	Quebecor, Inc. Class B Subordinate Voting	61,000	1,710,276
	Russel Metals, Inc.	72,100	1,849,139
	Sherritt International Corp.	226,200	2,446,101
	Sobeys, Inc.	35,900	1,233,812
#	Sun Life Financial, Inc.	1,218,300	52,036,841
	Torstar Corp. Class B Non-Voting	78,600	1,245,019
#	Transalta Corp.	340,855	7,676,363
	Transcontinental, Inc. Class A	108,900	2,121,645
	West Fraser Timber Co., Ltd.	51,000	1,913,086

TOTAL — CANADA			300,408,113

DENMARK — (1.1%)
COMMON STOCKS — (1.1%)
#	A P Moller - Maersk A.S.	1,134	10,635,313
	Carlsberg A.S. Series B	76,475	7,304,829
	Codan A.S.	57,000	4,963,140
#	Danisco A.S.	100,730	8,649,004
#	Danske Bank A.S.	652,453	28,488,923
# *	Jyske Bank A.S.	89,350	5,861,220
	Nordea Bank AB	475,918	6,770,822
	Sydbank A.S.	71,200	3,030,726
*	Vestas Wind Systems A.S.	434,000	16,783,237

TOTAL — DENMARK			92,487,214

FINLAND — (1.1%)
COMMON STOCKS — (1.1%)
	Fortum Oyj	458,600	13,441,075
	Huhtamaki Oyj	2,300	43,251

3

		Shares	Value††
	Kemira Oyj	101,377	$2,138,774
	Kesko Oyj	157,000	8,040,724
	M-Real Oyj Series B	253,400	1,508,784
	OKO Bank P.L.C. Class A	130,000	2,098,009
	Outokumpu Oyj Series A	351,300	11,823,387
	Rautaruukki Oyj Series K	84,300	3,085,680
	Sampo Oyj	293,200	7,438,074
	Stora Enso Oyj Series R	922,500	14,423,876
	UPM-Kymmene Oyj	865,900	21,671,328
#	Wartsila Corp. Oyj Series B	59,400	2,874,114

TOTAL — FINLAND			88,587,076

FRANCE — (10.7%)
COMMON STOCKS — (10.7%)
	Air France-KLM	192,225	7,688,803
	Air Liquide SA Primes De Fid 02	10,900	2,467,004
	Assurances Generales de France (AGF)	177,559	26,398,302
	AXA SA	2,905,543	110,389,313
	BNP Paribas SA	1,631,174	176,219,447
	Bongrain SA	7,145	661,228
*	Business Objects SA	94,856	3,674,810
	Capgemini SA	181,712	11,102,019
#	Casino Guichard Perrachon SA	50,086	4,582,175
	Ciments Francais SA	30,740	5,760,378
#	CNP Assurances	58,635	6,153,866
	Compagnie de Saint-Gobain	598,264	47,895,198
	Credit Agricole SA	956,277	40,606,343
	Esso SA	2,114	462,135
	Euler Hermes SA	10,758	1,475,307
	European Aeronautic Defence & Space Co.	497,789	14,704,539
# *	Faurecia SA	30,445	2,077,453
	Fimalac SA	16,123	1,467,642
	France Telecom SA	967,032	25,210,631
	France Telecom SA Sponsored ADR	86,800	2,262,876
	Generale des Establissements Michelin SA Series B	242,490	21,107,994
#	Havas SA	300,744	1,660,500
#	Imerys SA	44,000	3,861,954
	LaFarge SA	270,758	39,455,578
	Lafarge SA Prime Fidelity	85,542	12,427,601
	Lagardere S.C.A. SA	10,900	801,141
	Peugeot SA	287,794	17,953,431
	PPR SA	101,748	15,563,600
	Remy Cointreau SA	56,022	3,372,613
	Renault SA	379,599	45,641,625
	Schneider Electric SA	329,932	35,840,505
#	SCOR SA	1,084,717	3,102,075
	SEB SA Prime Fidelity	9,900	1,402,879
	Societe BIC SA	52,288	3,566,962
	Societe Generale Paris	293,528	49,331,436
	Sodexho Alliance SA	102,494	6,016,624
	Technip SA	105,512	7,419,088
	Thomson	345,508	6,409,849
	Unibail SA	42,297	9,990,771
#	Valeo SA	109,691	4,390,221

4

		Shares	Value††
	Vivendi SA	2,554,386	$98,517,255

TOTAL — FRANCE			879,093,171

GERMANY — (10.2%)
COMMON STOCKS — (10.2%)
	Allianz SE	447,580	87,259,374
*	Allianz SE ADR	2,002,140	39,141,837
#	AMB Generali Holding AG	38,497	5,523,692
	BASF AG	184,626	17,067,458
	Bayerische Motoren Werke (BMW) AG	645,709	35,567,110
	Bilfinger Berger AG	23,702	1,477,276
	Commerzbank AG	1,007,513	36,409,347
	DaimlerChrysler AG	1,734,297	101,115,749
*	DaimlerChrysler AG ADR	1,700	99,076
	Deutsche Bank AG	801,377	103,647,729
	Deutsche Bank AG ADR	7,200	931,392
	Deutsche Lufthansa AG	368,078	9,249,004
	Deutsche Telekom AG	2,028,392	36,052,432
	Deutsche Telekom AG ADR	2,445,250	43,525,450
	E.ON AG	667,235	85,855,547
	E.ON AG ADR	901,000	38,652,900
	Fraport AG	36,806	2,594,982
	GEA Group AG	254,625	5,066,498
*	Hannover Rueckversicherung AG	74,862	3,152,640
	Heidelberger Druckmaschinen AG	34,552	1,500,789
	Hochtief AG	120,552	8,097,726
	Hypo Real Estate Holding AG	84,277	4,926,752
*	Infineon Technologies AG	1,114,481	14,448,969
*	Lanxess AG	49,885	2,633,916
	Linde AG	99,055	9,770,828
#	Munchener Rueckversicherungs-Gesellschaft AG	368,461	60,232,174
	Salzgitter AG	13,041	1,574,223
	SCA Hygiene Products AG	3,550	1,537,320
	Suedzucker AG	86,557	2,109,485
	ThyssenKrupp AG	563,346	21,845,427
#	TUI AG	289,796	6,126,150
	Vattenfall Europe AG	45,861	3,036,596
#	Volkswagen AG	499,652	54,582,008

TOTAL — GERMANY			844,811,856

GREECE — (0.5%)
COMMON STOCKS — (0.5%)
	Alpha Bank A.E.	58,867	1,839,113
	Bank of Greece	11,360	1,404,950
	Coca-Cola Hellenic Bottling Co. S.A.	156,952	5,742,124
	Coca-Cola Hellenic Bottling Co. S.A. ADR	42,000	1,541,400
*	Emporiki Bank of Greece S.A.	78,672	2,417,895
	Hellenic Petroleum S.A.	289,844	3,838,025
*	Hellenic Telecommunication Organization Co. S.A.	702,959	20,426,079
*	Hellenic Telecommunication Organization Co. S.A. ADR	86,500	1,262,900

TOTAL — GREECE			38,472,486

5

		Shares	Value††
HONG KONG — (2.3%)
COMMON STOCKS — (2.3%)
	Cathay Pacific Airways, Ltd.	952,000	$2,264,620
	Cheung Kong Holdings, Ltd.	2,948,000	34,773,674
	China Travel International Investment Hong Kong, Ltd.	5,284,000	1,389,853
	China Unicom, Ltd.	5,346,000	6,169,002
#	CITIC International Financial Holdings, Ltd.	1,425,000	1,103,095
	Citic Pacific, Ltd.	1,249,000	4,137,562
	Great Eagle Holdings, Ltd.	308,987	934,524
	Hang Lung Group, Ltd.	2,518,000	6,394,173
	Henderson Land Development Co., Ltd.	1,122,000	6,232,588
	Hong Kong and Shanghai Hotels, Ltd.	896,822	1,382,130
	Hopewell Holdings, Ltd.	1,455,000	4,840,760
	Hutchison Whampoa, Ltd.	4,078,000	38,287,917
	Hysan Development Co., Ltd.	2,178,723	5,747,238
	Industrial & Commercial Bank of China (Asia), Ltd.	408,000	728,004
#	Kerry Properties, Ltd.	2,243,624	9,035,575
#	New World China Land, Ltd.	891,200	540,016
	New World Development Co., Ltd.	3,369,237	6,142,453
	Shanghai Industrial Holdings, Ltd.	1,094,000	2,325,110
	Shangri-La Asia, Ltd.	3,000,733	7,693,690
#	Sino Land Co., Ltd.	4,751,166	8,903,537
	Sun Hung Kai Properties, Ltd.	1,830,000	20,692,977
	Tsim Sha Tsui Properties, Ltd.	475,280	1,399,421
	Wharf Holdings, Ltd.	3,212,214	11,230,131
	Wheelock and Co., Ltd.	3,940,000	7,189,244
	Wheelock Properties, Ltd.	1,485,000	1,323,344

TOTAL — HONG KONG			190,860,638

IRELAND — (1.3%)
COMMON STOCKS — (1.3%)
	Allied Irish Banks P.L.C.	688,656	19,249,153
	Allied Irish Banks P.L.C. ADR	35,500	1,997,230
	Bank of Ireland P.L.C.	1,181,012	25,473,630
	CRH P.L.C.	1,243,314	47,017,109
	Irish Life & Permanent P.L.C.	650,175	16,400,860

TOTAL — IRELAND			110,137,982

ITALY — (3.1%)
COMMON STOCKS — (3.1%)
#	Banca Monte Dei Paschi di Siena SpA	2,567,238	16,438,067
#	Banca Popolare di Milano Scarl	1,011,678	16,440,863
*	Banca Popolare Italiana	529,954	7,430,728
	Banche Popolari Unite Scpa	920,797	25,492,649
	Benetton Group SpA	181,249	3,315,673
	Buzzi Unicem SpA	181,398	4,884,224
#	Caltagirone Editore SpA	184,888	1,565,656
	Capitalia SpA	2,992,113	27,596,436
	CIR SpA (Cie Industriale Riunite), Torino	500,000	1,664,384
	Compagnia Assicuratrice Unipol SpA	1,822,774	6,441,109
#	Fastweb	19,822	1,030,872
# *	Fiat SpA	1,054,970	19,657,823
#	Fondiaria - Sai SpA	167,605	7,719,935

6

		Shares	Value††
#	Italcementi SpA	341,502	$9,283,565
	Italmobiliare SpA	32,455	3,253,040
	Milano Assicurazioni SpA	182,000	1,463,489
	Pirelli & Co. SpA	1,486,658	1,438,473
	SanPaolo IMI SpA	917,918	20,351,444
#	Societe Cattolica di Assicurazoni Scarl SpA	8,800	489,601
	Telecom Italia SpA	1,981,292	6,027,637
*	Telecom Italia SpA Sponsored ADR	768,800	23,525,280
	Unicredito Italiano SpA	5,702,257	49,281,402

TOTAL — ITALY			254,792,350

JAPAN — (11.2%)
COMMON STOCKS — (11.2%)
	Adeka Corp.	87,000	847,954
#	Aichi Steel Corp.	136,000	814,004
	Aioi Insurance Co., Ltd.	928,735	6,427,997
	Aisin Seiki Co., Ltd.	182,500	5,725,697
	Ajinomoto Co., Inc.	1,292,000	15,582,775
	Alpine Electronics, Inc.	36,800	548,402
	Alps Electric Co., Ltd.	166,000	1,608,618
	Amada Co., Ltd.	480,000	4,844,382
#	Anritsu Corp.	67,000	370,004
	Aoyama Trading Co., Ltd.	73,200	2,052,894
	Asahi Breweries, Ltd.	541,200	7,797,688
	Asatsu-Dk, Inc.	32,500	1,016,612
	Autobacs Seven Co., Ltd.	37,500	1,356,181
#	Calsonic Kansei Corp.	190,000	1,183,991
	Canon Marketing Japan, Inc.	124,900	2,864,879
	Central Glass Co., Ltd.	235,000	1,361,455
	Chudenko Corp.	41,100	633,104
#	Citizen Watch Co., Ltd.	462,000	3,458,787
	Coca-Cola West Japan Co., Ltd.	58,400	1,233,197
	Comsys Holdings Corp.	105,000	1,042,610
	Cosmo Oil Co., Ltd.	764,000	3,219,822
	Dai Nippon Printing Co., Ltd.	1,125,000	16,836,218
	Daibiru Corp.	42,000	469,239
	Daicel Chemical Industries, Ltd.	485,000	3,356,980
#	Daio Paper Corp.	87,000	705,329
	Denso Corp.	22,500	848,793
#	Ebara Corp.	253,000	945,159
#	Edion Corp.	38,100	552,516
	Ezaki Glico Co., Ltd.	174,600	1,828,602
	Fuji Electric Holdings Co., Ltd.	525,780	2,865,511
#	Fuji Heavy Industries, Ltd.	850,000	4,389,314
	Fuji Oil Co., Ltd.	55,200	461,195
	FUJIFILM Holdings Corp.	910,000	36,162,603
#	Fukuyama Transporting Co., Ltd.	266,000	942,268
	Futaba Corp.	16,000	372,669
#	Futaba Industrial Co., Ltd.	62,500	1,453,561
	Glory, Ltd.	83,700	1,535,664
	Gunze, Ltd.	248,000	1,277,371
#	Hankyu Department Stores, Inc.	128,000	1,086,507
	Hankyu Hanshin Holdings, Inc.	174,000	1,084,192
#	Heiwa Corp.	81,500	1,021,373

7

		Shares	Value††
	Heiwado Co., Ltd.	43,000	$741,145
	Hitachi Cable, Ltd.	236,000	1,207,407
	Hitachi Kokusai Electric, Inc.	87,000	1,017,393
	Hitachi Maxell, Ltd.	96,000	1,351,945
#	Hitachi Software Engineering Co., Ltd.	46,200	858,647
	Hitachi Transport System, Ltd.	111,000	1,182,218
	Hitachi, Ltd.	5,924,000	35,080,030
	Hokkoku Bank, Ltd.	351,000	1,444,202
#	Hokuetsu Paper Mills, Ltd.	162,000	870,671
	House Foods Corp.	117,000	1,899,447
*	INPEX Holdings, Inc.	498	4,273,605
	Itoham Foods, Inc.	132,000	549,636
	Japan Airport Terminal Co., Ltd.	68,300	771,234
	JS Group Corp.	415,500	8,270,601
	Juroku Bank, Ltd.	349,000	1,979,832
	Kadokawa Holdings, Inc.	15,200	545,176
	Kamigumi Co., Ltd.	357,000	2,949,668
	Kandenko Co., Ltd.	129,000	733,993
	Kanto Auto Works, Ltd.	12,600	158,222
	Katokichi Co., Ltd.	117,100	862,541
	Kikkoman Corp.	259,000	2,928,295
	Kinden Corp.	185,000	1,403,721
	Kirin Brewery Co., Ltd.	1,399,000	19,674,024
#	Kissei Pharmaceutical Co., Ltd.	41,000	681,141
	Koito Manufacturing Co., Ltd.	35,000	507,688
	Kokuyo Co., Ltd.	107,300	1,684,381
	Komori Corp.	77,000	1,458,716
	Kuraray Co., Ltd.	592,000	6,708,927
	Kyocera Corp.	286,400	25,681,840
#	KYORIN Co., Ltd.	74,000	901,948
	Kyowa Hakko Kogyo Co., Ltd.	425,000	3,339,304
	Mabuchi Motor Co., Ltd.	36,300	2,133,621
	Maeda Corp.	196,000	689,624
	Makita Corp.	78,000	2,240,527
	Marubeni Corp.	603,000	3,050,941
	Marui Co., Ltd.	408,600	5,232,935
#	Maruichi Steel Tube, Ltd.	117,000	2,924,825
	Matsushita Electric Industrial Co., Ltd.	3,676,135	71,334,870
	Matsushita Electric Works, Ltd.	496,000	5,549,847
	Meiji Seika Kaisha, Ltd. Tokyo	326,000	1,512,134
	Millea Holdings, Inc.	1,295,899	46,400,715
	Mitsubishi Heavy Industries, Ltd.	5,553,000	24,033,063
	Mitsubishi Logistics Corp.	106,000	1,684,570
	Mitsui Chemicals, Inc.	1,056,800	7,826,113
	Mitsui Sumitoma Insurance Co., Ltd.	2,160,000	26,474,810
#	Mitsumi Electric Co., Ltd.	45,800	791,886
#	Morinaga Milk Industry Co., Ltd.	160,000	621,283
	Musashino Bank, Ltd.	21,300	1,069,937
	Nagase & Co., Ltd.	162,000	1,898,519
	NEC Corp.	838,000	3,982,364
	NEC Corp. Sponsored ADR	90,572	430,217
	Nichicon Corp.	72,900	874,468
	Nikko Cordial Corp.	36,000	441,346
	Nippon Express Co., Ltd.	1,329,000	7,144,835
	Nippon Kayaku Co., Ltd.	128,000	990,298

8

		Shares	Value††
	Nippon Light Metal Co., Ltd.	632,000	$1,526,672
	Nippon Meat Packers, Inc.	248,000	2,592,797
	Nippon Mitsubishi Oil Corp.	2,211,050	15,685,897
	Nippon Paint Co., Ltd.	295,000	1,570,486
	Nippon Paper Group, Inc.	1,411	5,233,815
	Nippon Sheet Glass Co., Ltd.	663,000	2,932,207
	Nippon Shokubai Co., Ltd.	163,000	1,741,054
	Nippon Suisan Kaisha, Ltd.	254,000	1,395,858
	Nippon Television Network Corp.	9,400	1,255,646
#	Nipro Corp.	42,000	764,412
#	Nishimatsu Construction Co., Ltd.	364,000	1,198,674
	Nishi-Nippon Railroad Co., Ltd.	78,000	290,723
	Nissay Dowa General Insurance Co., Ltd.	383,000	2,379,432
	Nisshin Seifun Group, Inc.	260,500	2,566,211
	Nisshin Steel Co., Ltd.	1,174,000	3,903,005
	Nisshinbo Industries, Inc.	305,000	3,013,808
	Nissin Food Products Co., Ltd.	94,200	3,189,758
	Obayashi Corp.	973,000	6,113,114
	Oji Paper Co., Ltd.	1,199,000	6,292,406
#	Oki Electric Industry Co., Ltd.	400,000	918,133
#	Okumura Corp.	311,000	1,515,144
	Ono Pharmaceutical Co., Ltd.	215,000	10,925,849
	Onward Kashiyama Co., Ltd.	125,000	1,669,075
#	Oriental Land Co., Ltd.	73,200	3,849,995
#	PanaHome Corp.	106,000	756,150
#	Pioneer Electronic Corp.	218,000	3,150,928
#	Promise Co., Ltd.	60,500	2,072,844
#	Q.P. Corp.	136,600	1,219,417
	Rengo Co., Ltd.	286,000	1,721,093
	Ricoh Co., Ltd., Tokyo	802,000	15,193,334
	Rinnai Corp.	50,200	1,430,260
	Rohm Co., Ltd.	6,900	633,447
	Ryosan Co., Ltd.	33,600	844,436
#	Sanwa Shutter Corp.	238,000	1,373,449
#	Sanyo Chemical Industries, Ltd.	54,000	353,490
# *	Sanyo Electric Co., Ltd.	1,051,000	1,500,681
	Sapporo Hokuyo Holdings, Inc.	408	4,050,247
	Seiko Epson Corp.	200,900	4,884,543
#	Seino Holdings Co., Ltd.	216,000	2,145,377
	Sekisui Chemical Co., Ltd.	689,000	5,802,923
	Sekisui House, Ltd.	942,000	14,212,047
	Seven & I Holdings Co., Ltd.	25,784	818,593
	SFCG Co., Ltd.	8,010	1,255,583
	Shiga Bank, Ltd.	272,000	1,779,614
	Shikoku Bank, Ltd.	186,000	714,688
#	Shima Seiki Manufacturing Co., Ltd.	23,700	560,126
	Shimachu Co., Ltd.	59,100	1,587,861
	Shinko Securities Co., Ltd.	615,000	2,342,434
#	Shizuoka Bank, Ltd.	971,000	9,891,702
	Sohgo Security Services Co., Ltd.	101,300	1,980,340
	Sompo Japan Insurance, Inc.	1,937,000	24,556,569
#	Sony Corp.	971,100	38,113,136
	Sony Corp. ADR	213,000	8,394,330
	Sumitomo Bakelite Co., Ltd.	105,000	738,266
	Sumitomo Corp.	784,000	10,934,720

9

		Shares	Value††
	Sumitomo Electric Industries, Ltd.	899,000	$14,223,303
	Sumitomo Forestry Co., Ltd.	158,000	1,793,659
	Sumitomo Osaka Cement Co., Ltd.	534,000	1,652,394
	Sumitomo Trust & Banking Co., Ltd.	240,000	2,558,665
#	Sumitomo Warehouse Co., Ltd.	174,000	1,268,620
	Suzuken Co., Ltd.	99,700	3,525,252
	Suzuki Motor Corp.	277,773	7,939,002
	Taiheiyo Cement Corp.	1,209,800	4,807,289
	Taisei Corp.	405,000	1,268,453
#	Taisho Pharmaceutical Co., Ltd.	248,000	4,496,139
#	Taiyo Yuden Co., Ltd.	152,000	2,548,496
#	Takara Standard Co., Ltd.	118,000	695,495
	Takashimaya Co., Ltd.	105,000	1,502,445
	Tanabe Seiyaku Co., Ltd.	546,000	6,927,956
	TDK Corp.	123,600	9,449,918
	Teijin, Ltd.	893,000	5,748,040
	The 77 Bank, Ltd.	464,000	3,098,734
	The Aichi Bank, Ltd.	11,100	1,299,369
	The Akita Bank, Ltd.	115,000	538,027
	The Awa Bank, Ltd.	246,600	1,387,926
	The Bank of Iwate, Ltd.	19,600	1,125,232
#	The Bank of Kyoto, Ltd.	363,400	3,440,839
	The Bank of Nagoya, Ltd.	213,000	1,453,600
	The Chiba Bank, Ltd.	365,000	3,137,191
	The Chugoku Bank, Ltd.	247,800	3,262,067
	The Daishi Bank, Ltd.	381,000	1,518,408
	The Fuji Fire & Marine Insurance Co., Ltd.	297,000	1,184,188
	The Fukui Bank, Ltd.	343,000	1,177,673
	The Fukuoka Bank, Ltd.	702,000	5,402,010
	The Gunma Bank, Ltd.	529,000	3,404,229
	The Hachijuni Bank, Ltd.	695,000	4,734,989
	The Higo Bank, Ltd.	308,000	2,042,400
	The Hiroshima Bank, Ltd.	70,000	408,200
	The Hyakugo Bank, Ltd.	266,000	1,737,130
	The Hyakujishi Bank, Ltd.	329,000	2,068,672
	The Iyo Bank, Ltd.	329,000	3,110,833
	The Joyo Bank, Ltd.	1,167,000	6,610,652
	The Kagoshima Bank, Ltd.	273,000	2,004,736
	The Keiyo Bank, Ltd.	212,000	1,196,831
	The Nanto Bank, Ltd.	317,000	1,590,645
	The Nisshin Oillio Group, Ltd.	147,000	816,977
	The Ogaki Kyoritsu Bank, Ltd.	297,000	1,252,102
	The Oita Bank, Ltd.	147,000	1,023,107
	The San-in Godo Bank, Ltd.	267,000	2,465,942
#	Toda Corp.	269,000	1,168,085
	Toho Bank, Ltd.	285,000	1,226,986
	Tokai Rubber Industries, Ltd.	6,000	106,261
	Tokai Tokyo Securities Co., Ltd.	155,000	742,586
	Tokyo Broadcasting System, Inc.	73,400	1,820,542
	Tokyo Dome Corp.	124,000	497,801
#	Tokyo Steel Manufacturing Co., Ltd.	148,400	2,185,154
	Tokyo Style Co., Ltd.	133,000	1,443,034
	Toppan Forms Co., Ltd.	48,500	673,993
	Toppan Printing Co., Ltd.	933,000	10,002,819
	Toshiba TEC Corp.	181,000	915,836

10

		Shares	Value††
	Toyo Ink Manufacturing Co., Ltd.	213,000	$825,465
	Toyo Seikan Kaisha, Ltd.	287,600	4,718,883
	Toyo Suisan Kaisha, Ltd.	88,000	1,312,493
	Toyoda Gosei Co., Ltd.	57,300	1,296,188
	Toyota Auto Body Co., Ltd.	105,100	1,871,441
	TV Asahi Corp.	931	1,789,984
	UNY Co., Ltd.	218,000	2,621,139
#	Victor Co. of Japan, Ltd.	160,000	785,062
	Wacoal Corp.	149,000	1,957,455
*	Yamaguchi Financial Group, Inc.	205,000	2,217,269
	Yamaha Corp.	250,100	5,211,058
	Yamanashi Chuo Bank, Ltd.	241,000	1,563,375
	Yamatake Corp.	47,700	1,013,855
	Yamato Kogyo Co., Ltd.	55,000	1,358,883
#	Yamazaki Baking Co., Ltd.	155,000	1,507,815
	Yodogawa Steel Works, Ltd.	176,000	841,853
#	Yokohama Rubber Co., Ltd.	410,000	2,391,417

TOTAL — JAPAN			927,738,829

MALAYSIA — (0.0%)
COMMON STOCKS — (0.0%)
*	Rekapacific Berhad	691,000	0

NETHERLANDS — (5.4%)
COMMON STOCKS — (5.4%)
#	ABN AMRO Holding NV	1,785,798	53,825,317
	ABN AMRO Holding NV ADR	957,187	28,811,329
	Aegon NV	3,298,073	59,933,658
	Buhrmann NV	137,429	1,934,755
	Hunter Douglas NV	47,815	3,611,079
	ING Groep NV	3,203,383	136,920,666
	ING Groep NV ADR	178,700	7,646,573
*	Koninklijke Ahold NV	1,815,643	18,224,053
	Koninklijke DSM NV	270,057	12,904,353
	Koninklijke KPN NV	1,786,668	24,544,566
#	Koninklijke Philips Electronics NV	2,253,619	84,050,415
	Koninklijke Philips Electronics NV ADR	133,700	4,989,684
	Mittal Steel Co. NV (B19J059)	165,092	6,799,668
	Mittal Steel Co. NV (B19MY56)	29,516	1,216,071
	Telegraaf Media Groep NV	6,800	171,932

TOTAL — NETHERLANDS			445,584,119

NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
	Air New Zealand, Ltd.	552,462	612,661
	Contact Energy, Ltd.	359,159	1,910,544
#	Fisher & Paykel Appliances Holdings, Ltd.	296,231	828,512
	Fletcher Building, Ltd.	812,285	5,628,972
*	Tower, Ltd.	19,130	27,451

TOTAL — NEW ZEALAND			9,008,140

11

		Shares	Value††
NORWAY — (1.0%)
COMMON STOCKS — (1.0%)
	DNB Nor ASA Series A	1,363,794	$18,564,315
	Norsk Hydro ASA	1,451,100	36,083,533
#	Norske Skogindustrier ASA Series A	353,571	5,894,852
	Orkla ASA Series A	289,450	16,272,447
	Storebrand ASA	713,900	9,182,464
	Wilhelmsen (Wilhelm), Ltd. ASA Series A	11,850	432,807

TOTAL — NORWAY			86,430,418

PORTUGAL — (0.3%)
COMMON STOCKS — (0.3%)
#	Banco BPI SA	635,057	4,991,620
	Banco Comercial Portugues SA	3,187,633	10,816,560
	Banco Espirito Santo SA	320,446	5,476,677
	Cimpor Cimentos de Portugal SA	310,009	2,376,419
#	Portucel-Empresa Produtora de Pasta de Papel SA	1,442,478	4,440,397

TOTAL — PORTUGAL			28,101,673

SINGAPORE — (0.6%)
COMMON STOCKS — (0.6%)
	Allgreen Properties, Ltd.	554,000	644,854
#	Creative Technology Co., Ltd.	39,550	259,467
	DBS Group Holdings, Ltd.	1,106,000	15,072,097
	Fraser & Neave, Ltd.	2,421,450	6,766,122
	K-REIT Asia	51,600	82,348
	Neptune Orient Lines, Ltd.	733,000	1,011,217
	Singapore Airlines, Ltd.	1,258,000	12,820,924
	Singapore Land, Ltd.	723,000	3,805,100
*	STATS ChipPAC, Ltd.	828,000	712,020
*	STATS ChipPAC, Ltd. ADR	161,200	1,355,692
	United Industrial Corp., Ltd.	130,000	155,342
	United Overseas Bank, Ltd.	66,000	796,846
	UOL Group, Ltd.	1,740,600	5,092,261

TOTAL — SINGAPORE			48,574,290

SPAIN — (4.6%)
COMMON STOCKS — (4.6%)
#	Abertis Infraestructuras SA	235,788	6,654,386
	Acciona SA	45,268	8,306,553
#	Acerinox SA	261,360	7,154,108
*	Aguas de Barcelona Issue 06	1,206	41,271
	Banco de Andalucia SA	900	115,086
	Banco de Sabadell SA	412,023	16,421,222
#	Banco Pastor SA	237,600	4,501,613
#	Banco Santander Central Hispano SA	7,223,177	131,648,185
	Banco Santander Central Hispano SA Sponsored ADR	398,400	7,282,752
	Cementos Portland Valderrivas SA	21,016	2,647,973
#	Corporacion Mapfre SA	732,775	3,306,951
#	Ebro Puleva SA	120,322	2,842,639

12

		Shares	Value††
	Endesa SA	1,557,828	$72,705,147
	Gas Natural SDG SA	213,778	8,746,756
#	Iberdrola SA	535,000	23,790,743
	Iberia Lineas Aereas de Espana SA	617,500	2,171,032
	Inmobiliaria Urbis SA	96,328	3,320,599
#	Repsol YPF SA	1,547,213	55,693,549
	Sociedad General de Aguas de Barcelona SA Class A	120,678	4,138,363
#	Sol Melia SA	157,217	3,081,178
#	Union Fenosa SA	230,000	12,022,785

TOTAL — SPAIN			376,592,891

SWEDEN — (2.5%)
COMMON STOCKS — (2.5%)
	Cardo AB	2,900	99,550
#	Electrolux AB Series B	324,100	6,102,279
	Fabege AB	173,980	4,440,620
	Holmen AB Series A	6,300	279,558
	Holmen AB Series B	155,700	6,677,073
*	Husqvarna AB Series B	268,900	3,684,972
#	NCC AB Series B	59,700	1,443,198
	Nordea Bank AB	3,278,100	46,342,232
	Skandinaviska Enskilda Banken Series A	546,400	16,070,567
	Skandinaviska Enskilda Banken Series C	9,800	279,721
#	SKF AB Series A	90,600	1,489,134
	SKF AB Series B	118,800	1,955,896
	SSAB Svenskt Stal AB Series A	542,400	11,447,042
	SSAB Svenskt Stal AB Series B	181,500	3,602,103
#	Svenska Cellulosa AB Series A	19,000	943,661
	Svenska Cellulosa AB Series B	221,100	10,855,135
	Svenska Handelsbanken Series A	530,100	14,320,623
	Tele2 AB Series B	251,800	3,243,570
	TeliaSonera AB	3,229,500	24,497,310
	Trelleborg AB Series B	160,600	3,479,649
	Volvo AB Series A	243,200	16,298,699
#	Volvo AB Series B	443,400	28,856,290
	Wihlborgs Fastigheter AB	69,592	1,339,667

TOTAL — SWEDEN			207,748,549

SWITZERLAND — (5.1%)
COMMON STOCKS — (5.1%)
	Baloise-Holding AG	214,760	20,747,656
	Banque Cantonale Vaudoise	12,608	5,397,522
	Ciba Specialty Chemicals AG	81,000	5,285,696
	Clariant AG	150,221	2,120,233
	Compagnie Financiere Richemont AG Series A	1,251,000	67,608,859
	Credit Suisse Group	1,756,088	116,464,214
	Givaudan SA	5,792	5,199,205
	Holcim, Ltd.	258,817	23,259,443
	Julius Baer Holding AG	21,165	2,257,980
# *	Oerlikon Corp.	14,762	6,299,222
	Pargesa Holding SA	96,750	10,122,599
	PSP Swiss Property AG	109,600	6,055,411
	Sig Holding AG	10,888	3,336,003

13

		Shares	Value††
	St. Galler Kantonalbank	10,146	$4,162,591
	Swiss Life Holding	132,137	32,583,184
	Swiss Reinsurance Co.	371,429	31,800,167
	Syngenta AG	165,100	29,086,273
	Zurich Financial SVCS AG	176,035	45,874,768

TOTAL — SWITZERLAND			417,661,026

UNITED KINGDOM — (20.1%)
COMMON STOCKS — (20.1%)
	Amlin P.L.C.	824,864	4,985,370
	Amvescap P.L.C.	655,026	7,107,319
	Amvescap P.L.C. ADR	179,300	3,878,259
	Anglo American P.L.C.	2,904,256	135,551,307
	Arriva P.L.C.	231,050	3,166,495
	Associated British Foods P.L.C.	1,158,969	19,348,148
	Aviva P.L.C.	5,194,614	80,573,641
	AWG P.L.C.	6,941	216,106
	BAE Systems P.L.C.	4,091,396	31,207,466
	Barclays P.L.C. ADR	1,089,800	58,914,588
	Barratt Developments P.L.C.	338,959	7,379,895
*	BBA Aviation P.L.C.	586,332	3,302,183
	Bellway P.L.C.	116,624	3,351,650
*	Biffa P.L.C.	210,597	1,081,529
	Bovis Homes Group P.L.C.	133,412	2,658,258
	Bradford & Bingley P.L.C.	759,040	6,950,275
*	British Airways P.L.C.	1,839,331	17,860,075
	British Land Co. P.L.C.	885,883	26,601,105
	Brixton P.L.C.	359,333	3,861,164
	Cable and Wireless P.L.C.	3,714,187	11,398,140
	Carnival P.L.C.	399,206	19,513,513
	Close Brothers Group P.L.C.	156,381	3,032,371
*	Colt Telecom Group P.L.C.	232,908	618,517
	Compass Group P.L.C.	3,204,915	18,104,356
	Corus Group P.L.C.	1,262,597	12,491,488
	Derwent Valley Holdings P.L.C.	49,351	1,851,064
	DSG International	2,312,861	8,900,301
*	easyJet P.L.C.	503,162	5,899,661
	Enterprise Inns P.L.C.	243,587	5,897,058
*	Fiberweb P.L.C.	174,503	620,885
	Friends Provident P.L.C.	3,461,098	14,197,457
*	Galiform P.L.C.	66,600	167,408
	GKN P.L.C.	851,321	4,890,687
	Great Portland Estates P.L.C.	239,324	2,887,666
	Greene King P.L.C.	329,188	6,705,599
	Hammerson P.L.C.	468,800	13,355,079
	Hanson P.L.C.	1,215,181	17,497,459
	Hanson P.L.C. ADR	6,300	454,608
	HBOS P.L.C.	8,202,642	167,978,219
*	Henderson Group P.L.C.	315,120	772,048
	HSBC Holdings P.L.C. ADR	393,100	36,558,300
	International Power P.L.C.	2,525,271	16,883,132
	ITV P.L.C.	7,493,573	16,504,083
	Johnston Press P.L.C.	209,975	1,697,611
	Kelda Group P.L.C.	161,510	2,939,218

14

		Shares	Value††
	Kingfisher P.L.C.	4,413,484	$21,112,833
	Ladbrokes P.L.C.	1,212,438	9,630,123
	Land Securities Group P.L.C.	402,724	16,877,051
	Liberty International P.L.C.	469,345	11,997,155
	London Merchant Securities P.L.C.	358,862	1,981,563
	Millennium and Copthorne Hotels P.L.C.	493,245	5,699,887
	Mitchells & Butlers P.L.C.	718,888	9,487,386
	Morrison (Wm.) Supermarkets P.L.C.	3,713,891	18,971,917
	Old Mutual P.L.C.	690,428	2,261,933
	Pearson P.L.C.	924,664	13,680,248
	Pearson P.L.C. Sponsored ADR	407,500	6,022,850
	Pennon Group P.L.C.	164,460	1,755,409
	Persimmon P.L.C.	519,343	14,939,279
	Resolution P.L.C.	1,284,133	16,074,726
	Rolls-Royce Group P.L.C. Class B	34,075,142	67,988
	Royal & Sun Alliance Insurance Group P.L.C.	5,940,479	17,189,490
	Royal Bank of Scotland Group P.L.C.	6,756,549	245,176,898
	SABmiller P.L.C.	57,339	1,201,342
	Sainsbury (J.) P.L.C.	2,944,936	23,166,555
	Schroders P.L.C.	113,261	2,131,687
	Scottish & Newcastle P.L.C.	1,333,075	14,177,142
	Scottish Power P.L.C.	2,179,507	32,435,446
*	Severn Trent P.L.C.	140,398	4,043,807
	Signet Group P.L.C. Sponsored ADR	5,200	121,212
	Slough Estates P.L.C.	706,900	10,179,420
	Tate & Lyle P.L.C.	32,994	517,479
	Taylor Woodrow P.L.C.	998,309	7,680,086
*	The Berkeley Group Holdings P.L.C.	228,802	7,321,240
	Trinity Mirror P.L.C.	495,640	4,978,476
	Vodafone Group P.L.C.	61,674,811	163,506,716
	Vodafone Group P.L.C. Sponsored ADR	2,927,737	77,175,147
	Whitbread P.L.C.	390,912	11,870,817
	Wilson Bowden P.L.C.	105,900	4,646,731
	Wimpey (George) P.L.C.	704,652	7,678,101
	Wolverhampton & Dudley Breweries P.L.C.	107,366	3,342,796
	Woolworths Group P.L.C.	2,125,199	1,527,277
	WPP Group P.L.C.	1,459,435	19,415,444
	WPP Group P.L.C. ADR	24,445	1,618,503
	Xstrata P.L.C.	827,417	37,215,351

TOTAL — UNITED KINGDOM			1,658,688,272

		Face Amount	Value†
		(000)
TEMPORARY CASH INVESTMENTS — (10.1%)

@	Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $65,384,010 FHLMC 6.000%, 02/15/31 & 06/15/32 & FNMA 6.000%, 11/01/16 & 5.500%, 10/01/36, valued at $66,811,832) to be repurchased at $65,511,315	$65,502	65,501,654

15

		Face Amount	Value†
		(000)
@	Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $461,355,145 FHLB Bonds, rates ranging from 4.750%(v) to 8.3075%(v), maturities ranging from 09/09/11 to 07/28/15; FHLMC, rates ranging from 4.000% to 7.500%, maturities ranging from 04/01/15 to 11/01/36; FNMA, rates ranging from 4.327%(r) to 7.212%(r), maturities ranging from 08/01/11 to 12/01/34; & GNMA, rates ranging from 5.000% to 7.500%, maturities ranging from 09/15/17 to 11/15/36, valued at $146,304,988) to be repurchased at $143,455,273	$143,434	$143,434,116

@	Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $185,253,375 FNMA, rates ranging from 4.500% to 5.000%, maturities ranging from 01/01/19 to 04/01/24, valued at $128,204,454) to be repurchased at $125,707,444	125,689	125,688,905

@	Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $38,661,580 FNMA 6.000%, 02/01/36 & 6.500%, 09/01/36, valued at $37,543,883) to be repurchased at $36,809,886	36,804	36,804,447

	Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $23,028,000 FHLMC 5.82%, 06/01/36, valued at $22,371,829) to be repurchased at $22,044,178	22,041	22,041,000

@	Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $726,413,443 FHLMC, rates ranging from 4.500% to 7.000%, maturities ranging from 03/01/07 to 07/01/36 & FNMA, rates ranging from 4.500% to 9.000%, maturities ranging from 12/01/09 to 11/01/46, valued at $446,762,032) to be repurchased at $438,064,605	438,000	438,000,000
TOTAL TEMPORARY CASH INVESTMENTS			831,470,122

TOTAL INVESTMENTS — (100.0%) (Cost $5,934,788,488)			$8,248,165,202

See accompanying Notes to Financial Statements.

16

THE JAPANESE SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

COMMON STOCKS — (75.0%)
Consumer Discretionary — (16.7%)
#	ABILIT Corp.	99,800	$392,030
	Aeon Fantasy Co., Ltd.	46,060	1,677,826
	Ahresty Corp.	68,100	2,146,992
	Aichi Machine Industry Co., Ltd.	276,000	726,911
	Aigan Co., Ltd.	63,200	487,448
	Aisan Industry Co., Ltd.	168,900	1,915,304
#	Akebono Brake Industry Co., Ltd.	353,000	3,241,412
	Akindo Sushiro Co., Ltd.	12,600	280,988
#	Alpha Corp.	28,700	706,793
	Alpine Electronics, Inc.	217,900	3,247,196
	Amuse, Inc.	20,000	271,101
# *	Anrakutei Co., Ltd.	50,000	337,555
	AOI Advertising Promotion, Inc.	30,500	196,678
	AOKI Holdings, Inc.	146,600	2,758,083
	Araya Industrial Co., Ltd.	180,000	391,491
# *	Asahi Tec Corp.	145,000	411,311
	Ashimori Industry Co., Ltd.	182,000	384,068
	Asics Trading Co., Ltd.	20,000	230,301
	Asti Corp.	20,000	324,540
*	Atom Corp.	44,300	195,116
	Atsugi Co., Ltd.	646,000	939,119
	Aucnet, Inc.	27,300	435,565
	Avex Group Holdings, Inc.	139,000	2,272,904
#	Belluna Co., Ltd.	171,510	2,692,864
#	Best Denki Co., Ltd.	248,000	1,260,404
#	Bookoff Corp.	59,000	1,148,708
	Cabin Co., Ltd.	114,142	438,816
# *	CARCHS Co., Ltd.	627,200	640,502
	Catena Corp.	92,000	236,631
# *	Cecile Co., Ltd.	102,600	290,051
	Chiyoda Co., Ltd.	132,500	2,678,004
	Chofu Seisakusho Co., Ltd.	63,500	1,224,845
*	Chori Co., Ltd.	518,000	860,037
	Chuo Corp.	50,000	116,139
	Chuo Spring Co., Ltd., Nagoya	191,000	879,671
#	Clarion Co., Ltd.	860,000	1,689,134
#	Cleanup Corp.	133,000	1,010,600
#	Colowide Co., Ltd.	188,950	1,076,288
# *	Columbia Music Entertainment, Inc.	409,000	367,915
	Corona Corp.	91,300	1,682,032
	Cross Plus, Inc.	20,500	497,705
#	Cybozu, Inc.	1,467	1,056,225
	D&M Holdings, Inc.	274,000	986,828
	Daido Kogyo Co., Ltd.	125,000	334,394

1

		Shares	Value††
#	Daido Metal Co., Ltd.	126,000	$874,485
#	Daidoh, Ltd.	116,000	1,391,553
	Daikoku Denki Co., Ltd.	46,100	969,004
	Daimaruenawin Co., Ltd	400	2,327
	Dainichi Co., Ltd.	52,500	509,546
	Daisyo Corp.	63,200	830,714
*	Daito Woolen Spinning & Weaving Co., Ltd.	42,000	57,746
# *	Daiwa Seiko, Inc.	405,000	850,986
#	Daiwabo Co., Ltd.	416,000	1,488,415
#	Descente, Ltd.	238,000	1,221,602
# *	Dia Kensetsu Co., Ltd.	241,800	318,330
#	Doshisha Co., Ltd.	58,100	1,010,713
#	Doutor Coffee Co., Ltd.	84,000	1,414,080
#	Dynic Corp.	98,000	234,668
	Eagle Industry Co., Ltd.	148,000	1,308,570
# *	Econach Co., Ltd.	177,000	277,333
	Edosawa Co., Ltd.	12,000	41,044
	Eikoh, Inc.	41,800	175,263
	Exedy Corp.	129,400	3,988,572
*	F&A Aqua Holdings, Inc.	62,238	562,860
	Fine Sinter Co., Ltd.	49,000	211,115
	Foster Electric Co., Ltd.	74,000	904,415
#	France Bed Holdings Co., Ltd.	749,000	1,585,842
#	Fuji Co., Ltd.	109,900	1,770,444
#	Fuji Corp, Ltd.	109,000	642,448
#	Fuji Kiko Co., Ltd.	151,000	378,698
#	Fuji Kyuko Co., Ltd.	344,000	1,630,981
# *	Fujibo Holdings, Inc.	332,000	764,579
	Fujikura Rubber, Ltd.	68,000	453,091
# *	Fujita Kanko, Inc.	370,000	2,883,964
	Fujitsu Business Systems, Ltd.	79,700	1,218,209
# *	Fujitsu General, Ltd.	324,000	704,096
# *	Furukawa Battery Co., Ltd.	73,000	142,620
	Fuso Lexel, Inc.	51,400	431,347
	G-7 Holdings, Inc.	29,200	175,286
#	Gakken Co., Ltd.	304,000	705,616
#	Genki Sushi Co., Ltd.	17,200	187,435
	Gigas K’s Denki Corp.	137,572	3,768,182
	Global-Dining, Inc.	13,300	94,742
# *	Goldwin, Inc.	175,000	385,998
	Gourmet Kineya Co., Ltd.	68,000	543,353
# *	GSI Creos Corp.	153,000	235,196
#	Gulliver International Co., Ltd.	33,180	2,832,657
	Happinet Corp.	37,000	609,847
	Haruyama Trading Co., Ltd.	49,900	538,134
	Himaraya Co., Ltd.	28,800	273,245
	HIS Co., Ltd.	107,700	2,585,112
#	Hitachi Powdered Metal Co., Ltd.	97,000	503,237
	Horipro, Inc.	36,500	393,952
*	Ichida and Co., Ltd.	60,400	67,581
	Ichikawa Co., Ltd.	63,000	271,590
#	Ichikoh Industries, Ltd.	277,000	753,215
	Imasen Electric Industrial Co., Ltd.	44,900	424,654
	Impact 21 Co., Ltd.	61,600	1,033,326
#	Impress Holdings, Inc.	907	274,917

2

		Shares	Value††
	Inaba Seisakusho Co., Ltd.	55,500	$838,274
	Ishizuka Glass Co., Ltd.	81,000	207,122
*	Izuhakone Railway Co., Ltd.	300	13,995
# *	Izutsuya Co., Ltd.	300,000	348,264
# *	Janome Sewing Machine Co., Ltd.	607,000	962,765
#	Japan Vilene Co., Ltd.	203,000	1,223,003
	Jeans Mate Corp.	31,008	290,820
# *	Joban Kosan Co., Ltd.	193,000	284,119
#	Joshin Denki Co., Ltd.	184,000	1,042,331
	Juki Corp.	404,000	2,475,848
	Juntendo Co., Ltd.	35,000	61,994
#	Jyomo Co., Ltd.	86,000	169,533
#	Kabuki-Za Co., Ltd.	32,000	1,340,180
	Kadokawa Holdings, Inc.	82,700	2,966,190
	Kanto Auto Works, Ltd.	222,400	2,792,744
	Kasai Kogyo Co., Ltd.	102,000	386,309
	Kato Sangyo Co., Ltd.	114,700	1,385,414
*	Kawai Musical Instruments Manufacturing Co., Ltd.	225,000	471,287
# *	Kawashima Textile Manufacturers, Ltd.	250,000	413,594
#	Kayaba Industry Co., Ltd.	709,000	3,416,083
	Keiiyu Co., Ltd.	55,200	333,915
#	Keiyo Co., Ltd.	180,800	1,155,468
	Kentucky Fried Chicken Japan, Ltd.	68,000	1,270,218
	Kenwood Corp.	1,189,000	2,184,671
#	Kinki Nippon Tourist Co., Ltd.	267,000	885,759
#	Kinugawa Rubber Industrial Co., Ltd.	164,000	272,216
#	Kisoji Co., Ltd.	74,600	1,339,453
	Koekisha Co., Ltd.	13,600	222,947
#	Kohnan Shoji Co., Ltd.	81,700	805,230
#	Kojima Co., Ltd.	115,500	1,034,949
	Komatsu Seiren Co., Ltd.	124,000	635,744
#	Konaka Co., Ltd.	76,860	1,133,956
*	Kosugi Sangyo Co., Ltd.	90,000	55,554
	Kurabo Industries, Ltd.	769,000	1,760,800
	Kuroganeya Co., Ltd.	14,000	60,330
#	Kyoritsu Maintenance Co., Ltd.	43,960	981,797
#	Kyoto Kimono Yuzen Co., Ltd.	503	620,944
	Kyowa Leather Cloth Co., Ltd.	64,800	338,220
# *	Laox Co., Ltd.	206,000	532,995
# *	Look, Inc.	72,000	184,258
	Maezawa Kyuso Industries Co., Ltd.	49,200	783,873
*	Magara Construction Co., Ltd.	108,000	187,995
# *	Mamiya-Op Co., Ltd.	103,000	116,337
#	Marche Corp.	23,000	207,441
#	Mars Engineering Corp.	67,500	1,454,733
	Marubeni Telecom Co., Ltd.	207	181,945
	Maruei Department Store Co., Ltd.	107,000	192,597
	Maruzen Co., Ltd. (5982)	46,000	277,499
# *	Maruzen Co., Ltd. (8236)	263,000	477,052
#	Matsuya Co., Ltd.	164,000	2,331,015
#	Matsuya Foods Co., Ltd.	54,300	729,829
# *	Matsuzakaya Holdings Co., Ltd.	529,077	3,633,676
	Meiwa Industry Co., Ltd.	38,000	115,623
*	Misawa Homes Holdings, Inc.	48,200	1,358,992

3

		Shares	Value††
#	Misawa Resort Co., Ltd.	172,000	$619,481
#	Mitsuba Corp.	136,690	1,033,278
	Mitsui Home Co., Ltd.	205,000	1,463,896
	Miyuki Keori Co., Ltd.	86,000	302,861
#	Mizuno Corp.	418,000	3,007,121
#	MOS Food Services, Inc.	99,000	1,387,422
#	MR Max Corp.	118,800	645,052
	Mutow Co., Ltd.	62,300	265,851
# *	Naigai Co., Ltd.	190,000	204,297
#	Nexyz Corp.	3,700	319,191
	Nice Corp.	362,000	1,309,777
#	Nichimo Corp.	475,000	374,108
#	Nidec Copal Corp.	183,000	2,201,072
#	Nidec Tosok Corp.	54,600	603,365
#	Nihon Eslead Corp.	46,848	1,259,728
	Nihon Tokushu Toryo Co., Ltd.	56,000	328,970
	Nikko Travel Co., Ltd.	12,200	70,950
	Nippon Felt Co., Ltd.	69,000	475,264
#	Nippon Piston Ring Co., Ltd.	228,000	486,304
#	Nippon Restaurant System, Inc.	47,200	1,640,930
	Nippon Seiki Co., Ltd.	188,000	4,341,993
	Nishimatsuya Chain Co., Ltd.	179,400	3,474,133
	Nissan Shatai Co., Ltd.	478,000	2,437,572
	Nissen Co., Ltd.	164,200	1,094,734
	Nissin Kogyo Co., Ltd.	139,200	3,336,780
#	Nittan Valve Co., Ltd.	80,000	675,169
#	Nitto Seimo Co., Ltd.	50,000	97,097
	Noritake Co., Ltd.	500,000	2,539,850
	Noritsu Koki Co., Ltd.	108,600	2,043,815
*	Omikenshi Co., Ltd.	122,000	181,954
*	Orient Watch Co., Ltd.	12,000	4,250
#	Pacific Industrial Co., Ltd.	162,000	931,030
#	PanaHome Corp.	434,000	3,095,937
	Parco Co., Ltd.	258,000	2,850,275
#	Paris Miki, Inc.	174,500	3,192,779
#	Pentax Corp.	396,000	2,092,982
	Piolax, Inc.	38,300	666,280
	Press Kogyo Co., Ltd.	365,000	1,564,899
*	Renown, Inc.	142,800	1,420,475
#	Resorttrust, Inc.	131,840	3,637,295
	Rhythm Watch Co., Ltd.	422,000	675,504
#	Right On Co., Ltd.	93,725	3,386,087
	Riken Corp.	337,000	1,941,059
#	Ringer Hut Co., Ltd.	65,500	834,905
	Roland Corp.	78,000	1,854,406
	Royal Co., Ltd.	127,000	1,741,604
#	Sagami Chain Co., Ltd.	73,000	711,977
	Sagami Co., Ltd.	80,000	242,329
	Sagami Rubber Industries Co., Ltd.	15,000	52,235
#	Saint Marc Holdings Co., Ltd.	34,300	2,463,536
#	Saizeriya Co., Ltd.	162,700	2,002,375
#	Sakai Ovex Co., Ltd.	161,000	258,584
#	Sanden Corp.	433,000	1,966,011
#	Sanei-International Co., Ltd.	50,900	1,601,029
	Sankyo Seiko Co., Ltd.	171,000	679,528

4

		Shares	Value††
	Sanoh Industrial Co., Ltd.	110,000	$706,633
#	Sanrio Co., Ltd.	268,400	3,828,217
	Sanyo Shokai, Ltd.	433,000	3,130,243
	Seiko Corp.	364,407	2,434,402
#	Seiren Co., Ltd.	197,000	2,474,964
	Senshukai Co., Ltd.	149,000	1,535,219
	Shaddy Co., Ltd.	62,700	810,560
#	Shikibo, Ltd.	372,000	595,522
	Shinyei Kaisha	96,000	195,249
#	Shiroki Co., Ltd.	241,000	631,475
	Shobunsha Publications, Inc.	46,900	545,462
#	Shochiku Co., Ltd.	373,000	2,890,452
	Showa Corp.	163,300	2,488,915
*	Showa Rubber Co., Ltd.	413,000	60,577
# *	Silver Ox, Inc.	50,000	76,392
# *	Silver Seiko, Ltd.	977,000	486,121
#	Simree Co., Ltd.	24,900	80,388
	SK Japan Co., Ltd.	17,550	93,410
	SNT Corp.	69,300	319,896
# *	Sofmap Co., Ltd.	27,300	93,394
#	Sotoh Co., Ltd.	12,000	123,983
	SPK Corp.	12,700	217,960
#	Suminoe Textile Co., Ltd.	236,000	678,361
	Suzutan Co., Ltd.	26,200	146,505
# *	SxL Corp.	444,000	427,093
	Tachikawa Corp.	50,800	330,166
	Tachi-S Co., Ltd.	104,540	775,671
#	Takamatsu Corp.	120,300	2,069,589
#	Taka-Q Co., Ltd.	58,500	224,660
#	TAKE AND GIVE. NEEDS Co., Ltd.	1,000	1,090,496
	Tasaki Shinju Co., Ltd.	101,000	472,543
	Taya Co., Ltd.	5,000	43,389
*	TBK Co., Ltd.	1,000	4,161
*	TDF Corp.	27,000	80,423
#	Tecmo, Ltd.	74,600	562,457
#	Teikoku Piston Ring Co., Ltd.	106,000	942,738
	Teikoku Sen-I Co., Ltd.	80,000	350,484
#	Ten Allied Co., Ltd.	50,000	200,603
	Tenma Corp.	96,200	1,754,329
#	The Japan General Estate Co., Ltd.	96,100	2,567,571
#	The Japan Wool Textile Co., Ltd.	272,000	2,147,975
	Tigers Polymer Corp.	59,000	376,792
# *	Toabo Corp.	173,000	192,677
	Toei Co., Ltd.	438,000	2,591,022
# *	Tohoku Misawa Homes Co., Ltd.	37,500	104,432
	Tohoku Pioneer Corp.	62,100	848,755
# *	Tokai Kanko Co., Ltd.	714,000	208,859
	Tokai Senko KK, Nagoya	73,000	123,037
	Tokyo Dome Corp.	609,000	2,444,845
	Tokyo Soir Co., Ltd.	49,000	162,445
	Tokyo Style Co., Ltd.	313,000	3,396,013
#	Tokyotokeiba Co., Ltd.	889,000	2,413,733
	Tokyu Recreation Corp.	77,000	464,422
#	Tomy Co., Ltd.	287,693	2,014,313
#	Tonichi Carlife Group, Inc.	108,000	293,331

5

		Shares	Value††
	Topre Corp.	164,000	$1,647,049
*	Tosco Co., Ltd.	59,000	239,370
	Totenko Co., Ltd.	57,000	139,193
	Touei Housing Corp.	82,040	1,328,676
#	Toyo Radiator Co., Ltd.	221,000	1,007,357
	Toyo Tire & Rubber Co., Ltd.	667,000	2,988,373
	Tsukamoto Co., Ltd.	67,000	104,973
#	Tsutsumi Jewelry Co., Ltd.	63,100	1,781,901
#	Unitika, Ltd.	1,537,000	2,023,036
#	U-Shin, Ltd.	86,000	541,679
	Verite Co., Ltd.	24,000	53,763
#	Watabe Wedding Corp.	29,500	428,821
#	Watami Food Service Co., Ltd.	126,700	1,664,580
*	Wondertable, Ltd.	97,000	125,832
	XNET Corp.	91	146,589
#	Yamatane Corp.	338,000	546,209
	Yamato International, Inc.	43,000	364,598
	Yellow Hat, Ltd., Tokyo	75,600	654,405
#	Yokohama Reito Co., Ltd.	156,000	1,165,036
#	Yomiuri Land Co., Ltd.	228,000	1,046,020
	Yonex Co., Ltd.	41,000	307,365
#	Yorozu Corp.	65,600	819,880
#	Yoshimoto Kogyo Co., Ltd.	106,000	1,764,973
#	Yoshinoya D&C Co., Ltd.	2,042	3,345,496
#	Zenrin Co., Ltd.	117,900	3,279,711
#	Zensho Co., Ltd.	278,000	3,256,311
Total Consumer Discretionary			305,177,266

Consumer Staples — (7.5%)
	Aderans Co., Ltd.	133,650	3,195,372
	Ahjikan Co., Ltd.	10,500	83,539
#	Ariake Japan Co., Ltd.	99,600	2,144,178
	Asahi Soft Drinks Co., Ltd.	166,500	2,321,611
	Bull-Dog Sauce Co., Ltd.	37,000	428,049
#	Calpis Co., Ltd.	249,000	2,042,906
	Cawachi, Ltd.	75,200	2,088,905
	CFS Corp.	72,500	400,125
*	Chubu Shiryo Co., Ltd.	5,000	34,124
	Chuo Gyorui Co., Ltd.	93,000	292,112
	Coca-Cola Central Japan Co., Ltd.	278	2,150,667
	CVS Bay Area, Inc.	55,000	109,121
#	DyDo Drinco, Inc.	52,500	2,186,408
#	Echo Trading Co., Ltd.	11,000	111,974
	Ensuiko Sugar Refining Co., Ltd.	85,000	221,629
#	Fancl Corp.	224,300	3,119,919
# *	First Baking Co., Ltd.	98,000	159,783
	Fuji Oil Co., Ltd.	276,500	2,310,150
	Fujicco Co., Ltd.	105,600	1,059,950
# *	Fujiya Co., Ltd.	391,000	771,528
	Hagoromo Foods Corp.	41,000	389,421
	Harashin Narus Holdings Co., Ltd.	52,800	642,898
# *	Hayashikane Sangyo Co., Ltd.	212,000	266,061
	Heiwado Co., Ltd.	186,000	3,205,883
# *	Hohsui Corp.	90,000	145,853
	Hokkaido Coca-Cola Bottling Co., Ltd.	89,000	556,930

6

		Shares	Value††
	Hokuto Corp.	99,700	$1,646,556
	Inageya Co., Ltd.	162,000	1,228,689
	Itochu Shokuh Co., Ltd.	39,800	1,266,896
#	Itoham Foods, Inc.	665,000	2,768,999
	Izumiya Co., Ltd.	276,000	2,029,860
	J-Oil Mills, Inc.	498,000	1,724,727
#	Kagome Co., Ltd.	272,200	3,769,617
	Kameda Seika Co., Ltd.	71,800	774,501
	Kasumi Co., Ltd.	175,000	1,009,906
	Katokichi Co., Ltd.	475,200	3,500,253
	Key Coffee, Inc.	67,000	987,467
#	Kibun Food Chemifa Co., Ltd.	88,000	843,810
	Kirindo Co., Ltd.	22,800	194,399
	Kyodo Shiryo Co., Ltd.	313,000	428,056
#	Kyokuyo Co., Ltd.	337,000	676,580
#	Life Corp.	170,900	2,105,725
#	Mandom Corp.	74,500	1,925,139
	Marudai Food Co., Ltd.	395,000	1,136,238
#	Maruha Group, Inc.	951,000	1,885,677
	Maruya Co., Ltd.	14,000	60,782
	Maxvalu Tohok Co., Ltd.	18,200	165,361
*	Maxvalu Tokai Co., Ltd.	53,000	1,050,703
#	Meito Sangyo Co., Ltd.	70,700	1,395,894
#	Mercian Corp.	424,000	1,281,133
	Mikuni Coca-Cola Bottling Co., Ltd.	164,000	1,627,380
	Milbon Co., Ltd.	38,240	1,266,530
	Ministop Co., Ltd.	88,400	1,498,098
	Mitsui Sugar Co., Ltd.	430,850	1,395,926
	Miyoshi Oil & Fat Co., Ltd.	246,000	466,378
	Morinaga & Co., Ltd.	852,000	1,997,591
#	Morinaga Milk Industry Co., Ltd.	809,000	3,141,363
# *	Morishita Jinton Co., Ltd.	47,800	120,502
	Morozoff, Ltd.	84,000	250,121
	Myojo Foods Co., Ltd.	129,000	966,704
#	Nagatanien Co., Ltd.	114,000	844,770
	Nakamuraya Co., Ltd.	186,000	867,600
#	Nichimo Co., Ltd.	85,000	179,242
#	Nichiro Corp.	494,000	780,533
#	Nihon Chouzai Co., Ltd.	21,000	719,480
	Nihon Shokuh Kako Co., Ltd.	71,000	191,518
#	Niitaka Co., Ltd.	7,260	67,230
	Nippon Beet Sugar Manufacturing Co., Ltd.	462,000	1,248,093
#	Nippon Flour Mills Co., Ltd.	537,000	2,092,962
	Nippon Formula Feed Manufacturing Co., Ltd.	174,000	260,668
	Nissin Sugar Manufacturing Co., Ltd.	122,000	308,547
	Nitto Flour Milling Co., Ltd.	141,000	402,431
#	Nosan Corp.	397,000	1,026,316
	Oenon Holdings, Inc.	201,000	629,085
	Oie Sangyo Co., Ltd.	20,900	169,461
	Okuwa Co., Ltd.	143,000	1,956,616
	Olympic Corp.	66,700	464,273
	Oriental Yeast Co., Ltd.	88,000	536,924
	Pietro Co., Ltd.	10,300	88,918
#	Pigeon Corp.	62,100	1,133,806
	Poplar Co., Ltd.	25,760	234,694

7

		Shares	Value††
	Posful Corp.	58,800	$253,708
# *	Prima Meat Packers, Ltd.	689,000	807,054
#	Q’Sai Co., Ltd.	102,900	1,678,627
	Riken Vitamin Co., Ltd.	66,400	1,919,290
#	Rock Field Co., Ltd.	39,200	721,711
#	Ryoshoku, Ltd.	131,000	2,971,459
	S Foods, Inc.	99,500	858,713
#	Sakata Seed Corp.	162,600	2,040,940
	Seijo Corp.	27,200	568,921
	Shikoku Coca-Cola Bottling Co., Ltd.	69,500	810,910
	Shoei Foods Corp.	44,000	205,826
	Showa Sangyo Co., Ltd.	548,000	1,327,321
# *	Snow Brand Milk Products Co., Ltd.	822,500	2,817,324
	Snow Brand Seed Co., Ltd.	30,000	123,598
	Sogo Medical Co., Ltd.	16,500	365,396
	Sonton Food Industry Co., Ltd.	43,000	421,033
#	Sotetsu Rosen Co., Ltd.	70,000	274,981
	Starzen Corp.	233,000	544,291
#	Sugi Pharmacy Co., Ltd.	181,600	3,342,148
#	T.Hasegawa Co., Ltd.	126,100	1,942,634
#	Takara Holdings, Inc.	365,000	2,266,263
# *	The Maruetsu, Inc.	349,000	1,516,579
	The Nisshin Oillio Group, Ltd.	552,000	3,067,830
	Three F Co., Ltd.	17,700	129,789
	Tobu Store Co., Ltd.	198,000	519,187
	Toho Co., Ltd.	148,000	515,724
#	Tohto Suisan Co., Ltd.	94,000	270,773
#	Tokyu Store Chain Corp.	220,000	1,322,836
	Torigoe Co., Ltd.	70,000	548,952
# *	Toyo Sugar Refining Co., Ltd.	105,000	158,078
	Tsuruha Holdings, Inc.	46,400	1,837,290
	U.Store Co., Ltd.	63,600	487,378
#	Unicafe, Inc.	14,260	195,476
#	Unicharm Petcare Corp.	45,000	1,575,407
	Unimat Offisco Corp.	75,200	950,481
	Valor Co., Ltd.	158,400	2,063,834
	Warabeya Nichiyo Co., Ltd.	49,760	726,940
	Yaizu Suisankagaku Industry Co., Ltd.	42,100	422,072
	Yaoko Co., Ltd.	61,100	1,480,389
#	Yomeishu Seizo Co., Ltd.	93,000	872,336
	Yonekyu Corp.	88,000	848,786
	Yuasa Funashoku Co., Ltd.	112,000	285,672
#	Yukiguni Maitake Co., Ltd.	77,180	304,934
Total Consumer Staples			137,592,715

Energy — (0.8%)
#	BP Castrol KK	69,800	271,418
# *	Fuji Kosan Co., Ltd.	212,000	259,354
	Itochu Enex Co., Ltd.	291,000	1,978,975
	Japan Oil Transportation Co., Ltd.	79,000	225,502
	Kanto Natural Gas Development Co., Ltd.	176,000	1,165,262
#	Kyoei Tanker Co., Ltd.	92,000	247,416
	Mitsuuroko Co., Ltd.	207,000	1,414,270
#	Modec, Inc.	119,100	2,604,204
#	Nippon Gas Co., Ltd.	139,000	1,148,713

8

		Shares	Value††
#	Sala Corp.	121,000	$604,855
	San-Ai Oil Co., Ltd.	227,000	868,819
#	Shinko Plantech Co., Ltd.	147,000	1,124,432
#	Sinanen Co., Ltd.	234,000	1,183,432
#	Toa Oil Co., Ltd.	319,000	501,451
#	Toyo Kanetsu KK	436,000	1,010,404
Total Energy			14,608,507

Financials — (7.0%)
*	Azel Corp.	185,000	336,105
*	Bank of the Ryukyus, Ltd.	92,480	1,641,660
	Central Finance Co., Ltd.	298,000	1,365,219
	Century Leasing System, Inc.	160,500	2,498,131
#	Cosmo Securities Co., Ltd.	1,292,000	2,246,952
#	Credia Co., Ltd.	28,000	209,500
	Daibiru Corp.	301,000	3,362,878
#	Daiko Clearing Services Corp.	45,000	551,835
#	Fukushima Bank, Ltd.	585,000	757,897
	Fuyo General Lease Co., Ltd.	96,000	3,201,603
	Gro-BeLS Co., Ltd.	134,000	183,175
	Higashi-Nippon Bank, Ltd.	569,000	2,467,293
#	Ichiyoshi Securities Co., Ltd.	148,000	2,059,066
	Keihanshin Real Estate Co., Ltd.	134,000	838,290
	Kirayaka Holdings, Inc.	98,000	220,189
# *	Kiyo Holdings, Inc.	803,000	1,269,340
#	Kobayashi Yoko Co., Ltd.	30,400	380,711
#	Kosei Securities Co., Ltd.	262,000	413,011
# *	Kyushu-Shinwa Holdings, Inc.	1,095,000	1,175,443
#	Marusan Securities Co., Ltd.	234,000	2,824,319
	Meiwa Estate Co., Ltd.	78,900	1,131,927
	Mito Securities Co., Ltd.	250,000	1,111,470
	Mitsubishi UFJ Financial Group, Inc.	1	11,322
	Miyazaki Bank, Ltd.	460,000	2,170,466
	Nisshin Fudosan Co., Ltd.	72,600	1,058,481
#	Odakyu Real Estate Co., Ltd.	120,000	454,208
	Osaka Securities Finance Co., Ltd.	54,000	219,175
#	Pocket Card Co., Ltd.	82,000	547,704
	Ricoh Leasing Co., Ltd.	97,100	2,467,205
#	Sankei Building Co., Ltd.	194,000	1,693,089
	Sanyo Electric Credit Co., Ltd.	120,500	1,853,156
# *	Seven Seas Holdings Co., Ltd.	160,000	225,128
	Shikoku Bank, Ltd.	696,000	2,674,316
	Shimizu Bank, Ltd.	29,100	1,196,920
	Shinki Co., Ltd.	217,500	816,936
	Shoei Co., Ltd.	34,848	1,026,780
#	Suruga Corp.	37,900	2,872,120
#	Tachihi Enterprise Co., Ltd.	42,650	1,554,652
	Takagi Securities Co., Ltd.	165,000	710,398
#	The Aichi Bank, Ltd.	28,700	3,359,629
	The Akita Bank, Ltd.	625,000	2,924,060
	The Aomori Bank, Ltd.	578,000	2,399,107
	The Bank of Ikeda, Ltd.	47,500	2,365,195
	The Bank of Iwate, Ltd.	56,200	3,226,430
	The Bank of Okinawa, Ltd.	69,400	2,952,572
	The Bank of Saga, Ltd.	548,000	2,030,488
*	The Chiba Kogyo Bank, Ltd.	158,700	2,429,992
	The Chukyo Bank, Ltd.	688,000	2,054,027
	The Daisan Bank, Ltd.	567,000	1,956,610
#	The Daito Bank, Ltd.	376,000	561,977
	The Ehime Bank, Ltd.	510,000	2,156,725
	The Eighteenth Bank, Ltd.	580,000	2,927,993
#	The Fukui Bank, Ltd.	780,000	2,678,090
#	The Hokuetsu Bank, Ltd.	797,000	2,008,540
#	The Kagawa Bank, Ltd.	251,350	1,591,828
*	The Kanto Tsukuba Bank, Ltd.	140,200	1,446,521
	The Kita-Nippon Bank, Ltd.	27,006	1,300,130

9

		Shares	Value††
#	The Michinoku Bank, Ltd.	492,000	$1,759,330
#	The Minato Bank, Ltd.	1,203,000	2,527,164
	The Nagano Bank, Ltd.	288,000	1,007,649
	The Oita Bank, Ltd.	461,000	3,208,520
	TOC Co., Ltd.	430,950	2,182,315
	Tochigi Bank, Ltd.	353,000	2,286,864
	Toho Bank, Ltd.	712,000	3,065,312
	Tohoku Bank, Ltd.	251,000	452,300
	Toho Real Estate Co., Ltd.	172,000	912,931
	Tokushima Bank, Ltd.	238,200	1,483,602
	Tokyo Rakutenchi Co., Ltd.	184,000	780,825
#	Tokyo Theatres Co., Inc.	199,000	490,486
#	Tokyu Community Corp.	43,500	1,342,935
#	Tokyu Livable, Inc.	44,100	3,330,352
	Tomato Bank, Ltd.	341,000	716,820
#	Tottori Bank, Ltd.	283,000	773,355
#	Towa Bank, Ltd.	763,000	1,686,783
# *	Towa Real Estate Development Co., Ltd.	340,500	1,718,610
	Toyo Securities Co., Ltd.	282,000	1,179,922
	Yamagata Bank, Ltd.	560,000	2,896,992
*	Yamaguchi Financial Group, Inc.	66,310	717,205
	Yuraku Real Estate Co., Ltd.	150,000	927,640
Total Financials			127,615,896

Health Care — (2.7%)
	Aloka Co., Ltd.	86,000	809,390
	As One Corp.	58,980	1,500,107
	ASKA Pharmaceutical Co., Ltd.	90,000	736,702
	Create Medic Co., Ltd.	21,000	224,493
#	Eiken Chemical Co., Ltd.	73,000	733,219
	FALCO biosystems, Ltd.	28,200	228,018
	Fuso Pharmaceutical Industries, Ltd.	268,000	744,001
	Hitachi Medical Corp.	121,000	1,291,351
#	Hogy Medical Co., Ltd.	50,000	1,984,305
	Iwaki & Co., Ltd.	55,000	131,672
#	Japan Medical Dynamic Marketing, Inc.	44,900	181,195
#	Jeol, Ltd.	252,000	1,467,819
	JMS Co., Ltd.	108,000	344,250
	Kaken Pharmaceutical Co., Ltd.	356,000	2,785,061
	Kawamoto Corp.	4,000	18,455
	Kawanishi Holdings, Ltd.	7,400	113,167
	Kawasumi Laboratories, Inc.	45,000	249,102
#	Kissei Pharmaceutical Co., Ltd.	176,000	2,923,922
#	KYORIN Co., Ltd.	203,000	2,474,262
	Mochida Pharmaceutical Co., Ltd.	412,000	3,405,541
#	Nichii Gakkan Co.	110,900	1,653,054
#	Nihon Kohden Corp.	145,000	2,917,181
#	Nikkiso Co., Ltd.	222,000	1,703,112
# *	Nippon Chemiphar Co., Ltd.	102,000	588,800
#	Nippon Shinyaku Co., Ltd.	215,000	1,859,946
#	Nipro Corp.	193,000	3,512,653
#	Nissui Pharmaceutical Co., Ltd.	55,800	421,993
	Paramount Bed Co., Ltd.	100,100	1,767,827
	Rion Co., Ltd.	5,000	37,067
#	Rohto Pharmaceutical Co., Ltd.	344,000	3,650,069
#	Seikagaku Corp.	179,800	1,740,143
#	SSP Co., Ltd.	388,000	2,347,013
	Torii Pharmaceutical Co., Ltd.	87,400	1,348,949
#	Towa Pharmaceutical Co., Ltd.	51,600	1,551,831
	Vital-Net, Inc.	120,100	746,252
#	Wakamoto Pharmaceutical Co., Ltd.	102,000	421,971
#	Zeria Pharmaceutical Co., Ltd.	141,000	1,250,800
Total Health Care			49,864,693

10

		Shares	Value††
Industrials — (21.4%)
# *	A&A Material Corp.	190,000	$285,882
#	Advan Co., Ltd.	83,900	1,015,677
	ADVANEX, Inc.	97,000	207,768
#	Aeon Delight Co., Ltd.	64,900	1,317,936
	Aica Kogyo Co., Ltd.	222,000	2,916,413
	Aichi Corp.	245,700	2,535,482
	Aida Engineering, Ltd.	113,000	664,188
	Airport Facilities Co., Ltd.	157,970	890,999
	Airtech Japan, Ltd.	20,100	198,147
#	Alps Logistics Co., Ltd.	48,700	924,229
#	Altech Co., Ltd.	23,000	76,902
	Altech Corp.	31,150	365,956
	Amano Corp.	258,000	3,170,250
#	Ando Corp.	230,000	462,350
	Anest Iwata Corp.	145,000	808,012
# *	Arai-Gumi, Ltd.	59,550	93,479
#	ART Corp.	32,000	997,125
	Asahi Diamond Industrial Co., Ltd.	230,000	1,598,109
	Asahi Kogyosha Co., Ltd.	78,000	250,592
	Asahi Pretec Corp.	108,450	2,229,250
	Asanuma Corp.	189,000	315,621
	Asia Air Survey Co., Ltd.	32,000	105,427
#	Asunaro Aoki Construction Co., Ltd.	146,000	805,099
	Ataka Construction & Engineering Co., Ltd.	60,000	159,039
	Bando Chemical Industries, Ltd.	308,000	1,347,281
	Biken Techno Corp.	14,100	111,133
#	BSL Corp.	649,354	534,119
	Bunka Shutter Co., Ltd.	216,000	1,235,733
	Central Glass Co., Ltd.	617,000	3,574,544
	Central Security Patrols Co., Ltd.	39,900	391,020
#	Chudenko Corp.	198,700	3,060,775
	Chugai Ro Co., Ltd.	296,000	1,059,222
#	Chuo Denki Kogyo Co., Ltd.	54,000	191,774
#	CKD Corp.	214,000	2,029,701
	Commuture Corp.	136,202	1,082,882
#	Cosel Co., Ltd.	130,600	2,238,971
	CTI Engineering Co., Ltd.	38,200	230,604
	Dai-Dan Co., Ltd.	141,000	753,435
	Daihen Corp.	432,000	2,102,266
	Daiho Corp.	202,000	411,051
	Dai-Ichi Jitsugyo Co., Ltd.	177,000	808,401
	Daimei Telecom Engineering Corp.	127,000	1,202,484
#	Daiseki Co., Ltd.	99,960	2,440,193
# *	Daisue Construction Co., Ltd.	242,500	217,251
	Daiwa Industries, Ltd.	149,000	922,837
	Danto Holdings Corp.	78,000	299,568
#	Densei-Lambda KK	60,084	950,600
	Denyo Co., Ltd.	83,000	867,211
	DMW Corp.	1,600	54,031
#	Eneserve Corp.	69,800	330,168
# *	Enshu, Ltd.	161,000	458,809
# *	Fudo Tetra Corp.	619,800	495,198
	Fuji Electric Engineering & Construction Co., Ltd.	41,000	56,898

11

		Shares	Value††
#	Fujita Corp.	115,010	$414,895
	Fujitec Co., Ltd.	287,000	1,985,457
	Fukuda Corp.	136,000	559,240
	Fukusima Industries Corp.	25,500	303,528
#	Fukuyama Transporting Co., Ltd.	864,000	3,060,600
# *	Funai Consulting, Co., Ltd.	94,000	615,863
	Furukawa Co., Ltd.	1,256,000	2,983,100
	Furusato Industries, Ltd.	52,000	669,758
	Futaba Corp.	116,300	2,708,840
	Gecoss Corp.	110,300	679,272
# *	GS Yuasa Corp.	1,151,000	2,551,268
#	Hakuyosha Co., Ltd.	88,000	275,830
#	Haltec Corp.	32,000	47,986
# *	Hamai Co., Ltd.	77,000	202,226
	Hanwa Co., Ltd.	664,000	2,451,433
#	Hazama Corp.	293,600	420,563
	Hibiya Engineering, Ltd.	117,000	978,009
#	Hisaka Works, Ltd.	41,000	663,996
	Hitachi Metals Techno, Ltd.	37,500	165,855
#	Hitachi Plant Technologies, Ltd.	617,570	3,274,297
#	Hitachi Tool Engineering, Ltd.	86,000	1,147,465
	Hitachi Transport System, Ltd.	345,000	3,674,460
*	Hitachi Zosen Corp.	2,003,000	2,060,165
	Hokuriku Electrical Construction Co., Ltd.	56,000	177,934
#	Hosokawa Micron Corp.	129,000	996,491
#	Howa Machinery, Ltd.	338,000	468,225
	IBJ Leasing Co., Ltd.	113,800	2,873,267
# *	Ichiken Co., Ltd.	79,000	166,761
#	Idec Corp.	117,500	1,874,531
	Iino Kaiun Kaisha, Ltd.	355,000	3,101,328
	i-Logistics Corp.	91,000	268,226
#	Inaba Denki Sangyo Co., Ltd.	80,600	2,681,374
	Inabata and Co., Ltd.	190,000	1,518,529
# *	Inoue Kogyo Co., Ltd.	357,000	249,086
#	Inui Steamship Co., Ltd.	68,000	268,024
#	Iseki & Co., Ltd.	709,000	1,766,015
# *	Ishikawa Seisakusho, Ltd.	116,000	146,664
	Ishikawajima Construction Materials Co., Ltd.	43,000	81,365
	Ishikawajima Transport Machinery Co., Ltd.	64,000	253,580
	Itoki Crebio Corp.	162,000	2,086,388
	Iwasaki Electric Co., Ltd.	238,000	588,401
#	Iwatani International Corp.	775,000	2,179,241
# *	J Bridge Corp.	154,000	286,874
#	Jalux, Inc.	39,100	730,410
#	Jamco Corp.	82,000	864,140
	Japan Airport Terminal Co., Ltd.	305,700	3,451,923
# *	Japan Bridge Corp.	31,000	23,743
#	Japan Cash Machine Co., Ltd.	88,915	942,525
	Japan Foundation Engineering Co., Ltd.	79,700	270,976
#	Japan Kenzai Co., Ltd.	83,740	545,087
#	Japan Pulp and Paper Co., Ltd.	447,000	1,630,432
#	Japan Servo Co., Ltd.	80,000	138,045
	Japan Steel Tower Co., Ltd.	44,000	228,575
#	Japan Transcity Corp.	208,000	1,046,376
	JFE Shoji Holdings, Inc.	754,000	3,258,893

12

		Shares	Value††
	K.R.S. Corp.	34,200	$468,034
*	Kamagai Gumi Co., Ltd.	419,800	818,046
	Kamei Corp.	115,000	749,240
	Kanaden Corp.	95,000	584,864
	Kanagawa Chuo Kotsu Co., Ltd.	196,000	901,839
	Kanamoto Co., Ltd.	92,000	659,672
# *	Kanematsu Corp.	1,306,625	2,084,120
# *	Kanematsu-NNK Corp.	94,000	144,657
#	Katakura Industries Co., Ltd.	104,000	1,602,675
	Kato Works Co., Ltd.	181,000	743,706
	Kawada Industries, Inc.	126,000	253,358
# *	Kimmon Manufacturing Co., Ltd.	141,000	273,543
# *	Kimura Chemical Plants Co., Ltd.	45,000	104,394
#	Kinki Sharyo Co., Ltd.	200,000	971,574
*	Kinsho Corp.	51,000	142,640
	Kintetsu World Express, Inc.	112,600	2,638,988
	Kioritz Corp.	210,000	590,956
#	Kitagawa Iron Works Co., Ltd.	306,000	675,790
#	Kitano Construction Corp.	237,000	557,399
	Kitazawa Sangyo Co., Ltd.	57,000	200,424
#	Kitz Corp.	384,000	3,085,080
	Koike Sanso Kogyo Co., Ltd.	109,000	441,053
	Koito Industries, Ltd.	102,000	439,982
*	Kokusai Kogyo Co., Ltd.	88,000	266,097
	Komai Tekko, Inc.	88,000	211,929
	Komatsu Wall Industry Co., Ltd.	29,400	479,921
	Kondotec, Inc.	30,000	237,301
#	Kosaido Co., Ltd.	71,000	375,099
	Kuroda Electric Co., Ltd.	103,100	1,005,863
	Kyodo Printing Co., Ltd.	282,000	1,019,051
#	Kyoei Sangyo Co., Ltd.	80,000	296,185
#	Kyokuto Boeki Kaisha, Ltd.	63,000	187,402
	Kyokuto Kaihatsu Kogyo Co., Ltd.	132,400	1,039,650
	Kyosan Electric Manufacturing Co., Ltd.	193,000	713,973
	Kyowa Exeo Corp.	302,000	2,755,870
	Kyudenko Corp.	244,000	1,219,071
*	Link Consulting Associates - Japan Corp.	24,300	33,325
# *	Lonseal Corp.	127,000	213,027
#	Maeda Corp.	572,000	2,012,575
	Maeda Road Construction Co., Ltd.	294,000	2,052,002
	Maezawa Industries, Inc.	59,300	330,891
	Maezawa Kaisei Industries Co., Ltd.	48,200	676,370
	Makino Milling Machine Co., Ltd.	345,000	3,773,802
	Marubeni Construction Material Lease Co., Ltd.	78,000	178,720
	Maruwn Corp.	66,000	238,699
#	Maruyama Manufacturing Co., Inc.	150,000	420,180
	Maruzen Showa Unyu Co., Ltd.	276,000	919,643
#	Matsuda Sangyo Co., Ltd.	72,300	1,541,930
	Matsui Construction Co., Ltd.	73,600	273,278
*	Matsuo Bridge Co., Ltd.	72,000	76,370
	Max Co., Ltd.	168,000	2,508,119
#	Meidensha Corp.	702,050	2,423,355
# *	Meiji Machine Co., Ltd.	144,000	112,511
#	Meiji Shipping Co., Ltd.	85,000	249,938
*	Meisei Industrial Co., Ltd.	29,000	128,438

13

		Shares	Value††
#	Meitec Corp.	115,600	$3,677,433
	Meito Transportation Co., Ltd.	22,000	170,654
# *	Meiwa Trading Co., Ltd.	119,000	305,121
	Mirai Group Co., Ltd.	69,000	117,557
#	Mitsubishi Cable Industries, Ltd.	643,000	982,594
# *	Mitsubishi Kakoki Kaisha, Ltd.	212,000	611,583
	Mitsubishi Pencil Co., Ltd.	103,000	1,517,285
	Mitsuboshi Belting, Ltd.	240,000	1,418,569
# *	Mitsui Matsushima Co., Ltd.	191,000	233,427
	Mitsui-Soko Co., Ltd.	444,000	2,573,448
	Mitsumura Printing Co., Ltd.	95,000	371,274
	Miura Co., Ltd.	132,400	3,412,349
	Miura Printing Corp.	19,000	54,438
*	Miyaji Engineering Group	148,000	146,853
# *	Mori Denki Mfg. Co., Ltd.	628,000	118,536
#	Morita Corp.	144,000	695,765
	Moshi Moshi Hotline, Inc.	54,200	2,252,055
	Mystar Engineering Corp.	15,600	84,464
	Nabtesco Corp.	270,000	3,192,002
	NAC Co., Ltd.	25,100	454,724
#	Nachi-Fujikoshi Corp.	604,000	3,042,100
*	Nakano Corp.	77,000	123,958
	NEC System Integration & Construction, Ltd.	152,600	1,764,948
	Nichias Corp.	397,000	2,810,177
	Nichiban Co., Ltd.	125,000	516,458
#	Nichiha Corp.	112,980	1,381,362
# *	Nihon Spindle Manufacturing Co., Ltd.	88,000	215,106
	Nikko Co., Ltd.	98,000	255,543
	Nippei Toyama Corp.	153,000	1,219,842
	Nippo Corp.	367,000	2,680,245
#	Nippon Carbon Co., Ltd.	375,000	1,410,583
# *	Nippon Conveyor Co., Ltd.	168,000	165,614
	Nippon Densetsu Kogyo Co., Ltd.	203,000	1,311,703
	Nippon Denwa Shisetu Co., Ltd.	194,000	654,485
	Nippon Hume Corp.	76,000	239,744
	Nippon Jogesuido Sekkei Co., Ltd.	232	246,025
	Nippon Kanzai Co., Ltd.	64,400	1,432,816
	Nippon Koei Co., Ltd., Tokyo	263,000	709,844
	Nippon Konpo Unyu Soko Co., Ltd.	235,000	2,687,266
#	Nippon Parking Development Co., Ltd.	10,141	1,350,630
	Nippon Seisen Co., Ltd.	68,000	308,618
#	Nippon Sharyo, Ltd.	462,000	1,130,279
	Nippon Signal Co., Ltd.	195,000	1,389,151
	Nippon Thompson Co., Ltd.	233,000	2,128,409
	Nippon Tungsten Co., Ltd.	64,000	196,938
#	Nippon Yusoki Co., Ltd.	116,000	619,298
#	Nishimatsu Construction Co., Ltd.	872,000	2,871,548
*	Nishishiba Electric Co., Ltd.	73,000	115,145
	Nissan Diesel Motor Co., Ltd.	420,000	1,407,546
	Nissei Corp.	97,600	1,063,234
	Nissei Plastic Industrial Co., Ltd.	58,000	389,850
#	Nissin Corp.	310,000	1,134,344
#	Nissin Electric Co., Ltd.	327,000	1,314,321
	Nitchitsu Co., Ltd.	28,000	91,914
	Nitta Corp.	91,000	1,718,769

14

		Shares	Value††
	Nitto Boseki Co., Ltd.	793,000	$2,593,494
	Nitto Electric Works, Ltd.	138,600	2,188,372
	Nitto Kohki Co., Ltd.	71,300	1,496,044
#	Nitto Seiko Co., Ltd.	115,000	607,569
*	Nittoc Construction Co., Ltd.	93,000	84,893
	Noda Corp.	33,800	133,529
	Nomura Co., Ltd.	184,000	1,008,739
	Noritz Corp.	157,200	2,738,051
	Obayashi Road Corp.	106,000	197,855
	Odakyu Construction Co., Ltd.	29,000	77,293
*	Ohmori Co., Ltd.	95,400	25,481
#	Oiles Corp.	77,560	1,781,565
	Okabe Co., Ltd.	160,000	669,213
#	Okamoto Machine Tool Works, Ltd.	128,000	596,557
	Okamura Corp.	341,000	3,785,640
#	Oki Electric Cable Co., Ltd.	93,000	225,770
	OKK Corp.	233,000	782,104
#	Okumura Corp.	632,000	3,079,006
#	O-M, Ltd.	107,000	504,939
	Onoken Co., Ltd.	62,800	756,945
	Organo Corp.	180,000	1,772,816
	Oriental Construction Co., Ltd.	65,900	212,170
	Original Engineering Consultants Co., Ltd.	9,000	34,201
	Oyo Corp.	94,000	968,134
	P.S. Mitsubishi Construction Co., Ltd.	76,800	275,656
*	Pasco Corp.	180,500	300,530
#	Pasona, Inc.	1,313	2,484,807
	Patlite Corp.	56,480	534,526
# *	Penta-Ocean Construction Co., Ltd.	1,579,000	1,734,758
# *	PIA Corp.	29,500	450,806
	Pilot Corp.	141	977,061
#	PRONEXUS, Ltd.	118,000	1,026,421
	Raito Kogyo Co., Ltd.	178,900	539,948
#	Rasa Industries, Ltd.	219,000	894,271
	Rheon Automatic Machinery Co., Ltd.	64,000	217,047
	Riken Electric Wire Co., Ltd.	39,000	66,917
	Ryobi, Ltd.	519,000	4,171,557
# *	Saeki Kensetsu Kogyo Co., Ltd.	114,000	81,192
# *	Sailor Pen Co., Ltd.	74,000	90,983
#	Sakai Heavy Industries, Ltd.	96,000	200,644
*	Sakurada Co., Ltd.	225,000	94,986
# *	Sanix, Inc.	96,200	181,346
	Sanki Engineering Co., Ltd.	239,000	1,612,827
	Sanko Metal Industrial Co., Ltd.	88,000	157,676
#	Sankyo-Tateyama Holdings, Inc.	1,032,000	2,259,596
	Sanritsu Corp.	12,700	106,333
	Sanyo Denki Co., Ltd.	186,000	1,226,484
	Sanyo Engineering & Construction, Inc.	48,000	242,886
	Sanyo Industries, Ltd., Tokyo	72,000	161,296
# *	Sasebo Heavy Industries Co., Ltd., Tokyo	506,000	1,427,856
# *	Sata Construction Co., Ltd., Gumma	180,000	165,490
	Sato Corp.	98,500	1,635,278
	Sato Shoji Corp.	58,000	527,965
	Sawafuji Electric Co., Ltd.	48,000	136,092
	Secom Joshinetsu Co., Ltd.	34,800	826,259

15

		Shares	Value††
	Secom Techno Service Co., Ltd.	41,000	$1,718,304
	Seibu Electric Industry Co., Ltd.	46,000	252,493
#	Seika Corp.	258,000	660,353
# *	Seikitokyu Kogyo Co., Ltd.	335,000	273,889
	Sekisui Jushi Co., Ltd.	147,000	1,021,007
	Senko Co., Ltd.	327,000	1,014,158
#	Senshu Electric Co., Ltd.	29,800	648,195
#	Shibaura Mechatronics Corp.	152,000	788,092
	Shibusawa Warehouse Co., Ltd.	228,000	880,586
	Shibuya Kogyo Co., Ltd.	84,500	710,522
#	Shima Seiki Manufacturing Co., Ltd.	119,000	2,812,449
	Shin Nippon Air Technologies Co., Ltd.	76,080	545,808
#	Shin-Keisei Electric Railway Co., Ltd.	141,000	517,292
#	Shinko Electric Co., Ltd.	447,000	1,251,449
	Shin-Kobe Electric Machinery Co., Ltd.	151,000	787,303
	Shinmaywa Industries, Ltd.	368,000	1,831,157
	Shinsho Corp.	252,000	677,499
#	Shinwa Kaiun Kaisha, Ltd.	479,000	1,733,898
	Shiraishi Corp.	25,000	27,176
#	Sho-Bond Corp.	87,900	832,397
#	Shoko Co., Ltd.	284,000	492,809
#	Showa Aircraft Industry Co., Ltd.	100,000	1,203,829
#	Showa KDE Co., Ltd.	95,000	155,447
	Sintokogio, Ltd.	178,000	2,299,560
	Soda Nikka Co., Ltd.	58,000	214,916
	Sodick Co., Ltd.	170,000	1,365,560
	Space Co., Ltd.	67,320	527,479
#	STB Leasing Co., Ltd.	61,000	1,081,065
	Subaru Enterprise Co., Ltd.	59,000	192,430
	Sugimoto & Co., Ltd.	30,000	466,613
# *	Sumitomo Coal Mining Co., Ltd.	600,500	676,042
	Sumitomo Densetsu Co., Ltd.	85,800	273,769
# *	Sumitomo Mitsui Construction Co., Ltd.	252,560	748,715
#	Sumitomo Precision Products Co., Ltd.	156,000	778,830
#	Sumitomo Warehouse Co., Ltd.	280,000	2,041,457
	Sun Wave Corp.	136,000	367,690
#	SWCC Showa Holdings Co., Ltd.	665,000	897,866
#	Tadano, Ltd.	392,000	4,231,054
	Taihei Dengyo Kaisha, Ltd.	136,000	900,167
#	Taihei Kogyo Co., Ltd.	220,000	868,131
# *	Taiheiyo Kouhatsu, Inc.	142,000	151,212
#	Taiho Kogyo Co., Ltd.	85,100	985,624
#	Taikisha, Ltd.	118,000	1,922,523
	Taisei Rotec Corp.	230,000	415,944
	Takada Kiko Co., Ltd.	44,000	154,296
	Takano Co., Ltd.	47,000	554,327
#	Takaoka Electric Manufacturing Co., Ltd.	320,000	600,242
#	Takara Printing Co., Ltd.	33,055	321,241
	Takara Standard Co., Ltd.	471,000	2,776,087
	Takasago Thermal Engineering Co., Ltd.	272,000	2,443,252
#	Takashima & Co., Ltd.	110,000	237,906
	Takigami Steel Construction Co., Ltd.	50,000	276,878
#	Takuma Co., Ltd.	268,000	1,620,210
	Tanseisha Co., Ltd.	58,000	252,237
	Tatsuta Electric Wire & Cable Co., Ltd.	170,000	504,915

16

		Shares	Value††
	TCM Corp.	272,000	$869,715
	Techno Associe Co., Ltd.	53,900	594,997
	Techno Ryowa, Ltd.	38,200	199,747
	Teikoku Electric Manufacturing Co., Ltd.	21,200	301,715
#	Tekken Corp.	478,000	647,721
	Teraoka Seisakusho Co., Ltd.	47,000	355,071
#	The Keihin Co., Ltd.	178,000	507,411
	The Kodensha Co., Ltd.	25,000	81,801
	The Nippon Road Co., Ltd.	299,000	570,711
	The Yasuda Warehouse Co., Ltd.	94,000	840,869
#	Toa Corp.	675,000	742,800
#	Toa Doro Kogyo Co., Ltd.	124,000	249,202
# *	Tobishima Corp.	1,231,500	868,003
#	Tocalo Co., Ltd.	48,000	1,770,811
	Todentu Corp.	98,000	297,991
	Toenec Corp.	301,000	1,127,061
#	Tokai Lease Co., Ltd.	60,000	129,695
#	Tokimec, Inc.	254,000	589,688
	Toko Electric Corp.	72,000	318,748
	Tokyo Biso Kogyo Corp.	19,000	130,400
	Tokyo Energy & Systems, Inc.	115,000	809,956
#	Tokyo Kikai Seisakusho, Ltd.	255,000	704,046
#	Tokyo Leasing Co., Ltd.	203,300	3,319,429
	Tokyo Sangyo Co., Ltd.	65,000	216,117
#	Tokyu Construction Co., Ltd.	202,510	1,622,217
	Toli Corp.	203,000	558,789
#	Tomoe Corp.	99,000	329,396
	Tonami Transportation Co., Ltd.	301,000	750,603
#	Tori Holdings Co., Ltd.	2,809,000	944,919
#	Torishima Pump Manufacturing Co., Ltd.	91,000	762,352
	Toshiba Plant Kensetsu Co., Ltd.	297,000	1,914,156
	Tosho Printing Co., Ltd.	192,000	587,956
	Totetsu Kogyo Co., Ltd.	97,000	547,251
# *	Toyo Construction Co., Ltd.	919,000	647,364
#	Toyo Electric Co., Ltd.	121,000	556,508
#	Toyo Engineering Corp.	597,000	2,348,740
#	Toyo Machinery & Metal Co., Ltd.	61,000	453,250
#	Toyo Shutter Co., Ltd.	11,800	131,654
#	Toyo Wharf & Warehouse Co., Ltd.	249,000	506,348
	Trusco Nakayama Corp.	100,700	2,027,821
	Tsubaki Nakashima Co., Ltd.	160,400	2,288,971
	Tsubakimoto Chain Co.	609,000	3,393,398
	Tsubakimoto Kogyo Co., Ltd.	78,000	281,996
	Tsudakoma Corp.	204,000	428,535
#	Tsugami Corp.	272,000	1,573,461
#	Tsukishima Kikai Co., Ltd.	140,000	1,845,666
	Tsurumi Manufacturing Co., Ltd.	85,000	844,362
	Tsuzuki Denki Co., Ltd.	58,000	195,782
	TTK Co., Ltd.	62,000	340,329
	Uchida Yoko Co., Ltd.	165,000	947,317
	Ueki Corp.	47,000	78,619
#	UFJ Central Leasing Co., Ltd.	69,000	3,424,326
#	Union Tool Co.	71,200	3,234,508
	Utoc Corp.	68,000	219,240
# *	Venture Link Co., Ltd.	382,500	874,143

17

		Shares	Value††
#	Wakachiku Construction Co., Ltd.	395,000	$400,797
	Weathernews, Inc.	20,000	100,876
#	Yahagi Construction Co., Ltd.	135,000	556,503
	Yamato Corp.	68,000	261,268
	Yamaura Corp.	40,500	118,187
	Yamazen Co., Ltd.	289,000	1,816,635
	Yokogawa Bridge Corp.	98,400	408,822
	Yondenko Corp.	108,800	524,846
# *	Yuasa Trading Co., Ltd.	721,000	1,244,056
	Yuken Kogyo Co., Ltd.	107,000	320,200
	Yurtec Corp.	253,000	1,155,395
#	Yushin Precision Equipment Co., Ltd.	42,940	834,839
Total Industrials			390,260,520

Information Technology — (10.1%)
	Aichi Tokei Denki Co., Ltd.	113,000	305,123
	Aiphone Co., Ltd.	64,400	1,191,375
# *	Allied Telesis Holdings KK	237,600	327,807
#	Alpha Systems, Inc.	38,500	1,136,980
#	Anritsu Corp.	403,000	2,225,544
	AOI Electronics Co., Ltd.	35,500	827,032
*	Apic Yamada Corp.	20,000	141,848
	Argo 21 Corp.	27,700	246,852
#	Arisawa Manufacturing Co., Ltd.	139,400	1,561,278
	CAC Corp.	65,100	570,986
	Canon Electronics, Inc.	88,000	3,799,385
	Canon Finetech, Inc.	130,070	2,486,938
#	Capcom Co., Ltd.	184,400	3,266,153
	Chino Corp.	143,000	442,481
#	CMK Corp.	191,000	1,940,642
	Computer Engineering & Consulting, Ltd.	49,800	609,530
	Core Corp.	37,700	286,783
	Cresco, Ltd.	11,600	105,638
*	Daiko Denshi Tsushin, Ltd.	23,000	55,617
	Daiwabo Information System Co., Ltd.	59,000	785,084
#	Denki Kogyo Co., Ltd.	214,000	1,911,676
	DKK-TOA Corp.	31,000	76,652
#	Dodwell B.M.S., Ltd.	141,700	1,000,530
#	DTS Corp.	38,500	1,416,109
#	eAccess, Ltd.	3,747	2,184,707
	Eizo Nanao Corp.	70,100	1,751,200
*	Elna Co., Ltd.	97,000	120,821
#	Enplas Corp.	65,100	984,348
# *	Epson Toyocom Corp.	409,000	3,026,788
	ESPEC Corp.	70,000	970,512
# *	FDK Corp.	386,000	618,889
	Fuji Soft, Inc.	118,200	2,844,967
# *	Fujitsu Access, Ltd.	70,600	383,162
	Fujitsu Devices, Inc.	74,000	995,104
#	Fujitsu Fronttec, Ltd.	64,200	514,100
	Fuso Dentsu Co., Ltd.	16,000	58,714
#	Future System Consulting Corp.	1,361	1,237,898
#	GMO Internet, Inc.	191,000	1,630,793
	Graphtec Corp.	39,000	69,160
	Hakuto Co., Ltd.	71,800	1,011,259

18

		Shares	Value††
	Hitachi Business Solution Co., Ltd.	32,900	$204,651
	Hitachi Information Systems, Ltd.	137,600	2,913,930
#	Hitachi Kokusai Electric, Inc.	319,000	3,730,441
	Hitachi Software Engineering Co., Ltd.	194,800	3,620,441
	Hitachi Systems & Services, Ltd.	76,000	1,540,358
	Hochiki Corp.	70,000	355,215
#	Hokuriku Electric Industry Co., Ltd.	286,000	750,857
#	Horiba, Ltd.	103,000	3,444,273
	Hosiden Corp.	227,400	2,381,000
	Icom, Inc.	45,100	1,206,562
# *	Ikegami Tsushinki Co., Ltd.	137,000	217,546
*	Ines Corp.	158,100	946,829
	I-Net Corp.	36,800	274,607
#	Information Services International-Dentsu, Ltd.	91,400	1,112,937
# *	INTEC Holdings, Ltd.	147,128	2,097,198
#	Invoice, Inc.	36,923	1,148,659
	Ishii Hyoki Co., Ltd.	18,500	377,316
# *	Iwatsu Electric Co., Ltd.	311,000	465,684
	Japan Aviation Electronics Industry, Ltd.	183,000	2,613,874
	Japan Business Computer Co., Ltd.	59,900	549,965
	Japan Digital Laboratory Co., Ltd.	101,900	1,540,856
*	Japan Radio Co., Ltd.	429,000	1,268,173
	Jastec Co., Ltd.	54,600	441,844
*	JBIS Holdings, Inc.	47,400	256,338
	JIEC Co., Ltd.	98	89,750
	Kaga Electronics Co., Ltd.	87,600	1,557,694
	Kanematsu Electronics, Ltd.	68,300	451,334
	Kasuga Electric Works, Ltd.	44,000	188,579
	Kawatetsu Systems, Inc.	174	200,745
#	Koa Corp.	134,700	1,886,032
#	Koei Co., Ltd.	149,500	2,653,927
	Komatsu Electronics Metals Co., Ltd.	88,200	5,139,038
# *	Kubotek Corp.	285	97,992
#	Kyoden Co., Ltd.	160,000	673,839
	Kyowa Electronic Instruments Co., Ltd.	52,000	179,581
	Macnica, Inc.	56,800	1,899,304
	Marubeni Infotec Corp.	21,000	55,345
	Marubun Corp.	86,500	1,148,508
	Maruwa Co., Ltd.	31,400	724,563
	Maspro Denkoh Corp.	53,900	452,895
#	Megachips Corp.	78,500	1,463,232
#	Melco Holdings, Inc.	9,000	267,947
#	Mimasu Semiconductor Industry Co., Ltd.	13,781	271,146
	Miroku Jyoho Service Co., Ltd.	63,000	176,701
#	Mitsui High-Tec, Inc.	128,300	1,595,075
	Mitsui Knowledge Industry Co., Ltd.	33,800	524,718
#	Mitsumi Electric Co., Ltd.	228,000	3,942,140
	Moritex Corp.	35,100	161,964
*	Mutoh Industries, Ltd.	130,000	297,593
*	Nagano Japan Radio Co., Ltd.	85,000	131,149
	Nakayo Telecommunications, Inc.	49,000	172,512
#	NEC Fielding, Ltd.	168,300	2,246,316
	NEC Mobiling, Ltd.	43,100	749,121
#	NEC Tokin Corp.	349,000	2,163,683
#	Net One Systems Co., Ltd.	1,772	2,603,197

19

		Shares	Value††
#	Netmarks, Inc.	432	$304,450
#	New Japan Radio Co., Ltd.	72,000	460,436
#	NextCom K.K.	1,000	299,496
	Nichicon Corp.	260,200	3,121,215
#	Nihon Dempa Kogyo Co., Ltd.	65,700	2,709,926
#	Nihon Inter Electronics Corp.	94,700	588,512
	Nippon Avionics Co., Ltd.	83,000	324,078
	Nippon Ceramic Co., Ltd.	72,000	891,895
	Nippon Chemi-Con Corp.	398,000	3,206,929
	Nippon Systemware Co., Ltd.	30,000	173,652
	Nissho Electronics Corp.	65,800	457,592
#	NIWS Co. HQ, Ltd.	2,099	1,368,754
	Nohmi Bosai, Ltd.	130,000	858,369
	NS Solutions Corp.	48,600	1,436,385
	NSD Co., Ltd.	80,400	2,832,604
	Okaya Electric Industries Co., Ltd.	53,000	313,875
	Ono Sokki Co., Ltd.	81,000	562,506
	Origin Electric Co., Ltd.	101,000	636,310
	Osaki Electric Co., Ltd.	118,000	911,439
	PCA Corp.	17,500	271,235
*	Pulstec Industrial Co., Ltd.	21,200	52,975
	Ricoh Elemex Corp.	63,000	392,435
	Rikei Corp.	22,500	66,984
	Riken Keiki Co., Ltd.	71,400	522,527
#	Roland DG Corp.	55,400	1,694,075
	Ryoden Trading Co., Ltd.	142,000	1,012,799
	Ryosan Co., Ltd.	117,900	2,963,065
	Ryoyo Electro Corp.	100,300	1,350,826
	Sanko Co., Ltd.	22,000	115,676
	Sanshin Electronics Co., Ltd.	102,000	1,103,853
	Satori Electric Co., Ltd.	54,880	825,688
	Sekonic Corp.	36,000	86,989
#	Shindengen Electric Manufacturing Co., Ltd.	245,000	1,175,631
#	Shinkawa, Ltd.	61,100	1,379,714
	Shinko Shoji Co., Ltd.	71,000	960,624
	Shizuki Electric Co., Inc.	78,000	326,879
	Siix Corp.	33,300	318,926
	SMK Corp.	241,000	1,634,993
	Sokkisha Co., Ltd.	85,000	392,537
	Sorun Corp.	90,800	897,238
*	SPC Electronics Corp.	48,200	141,664
*	SRA Holdings	41,000	618,427
	Star Micronics Co., Ltd.	174,000	3,480,727
#	Sumida Corp.	60,849	1,180,411
#	Sumisho Computer Systems Corp.	160,100	3,903,032
#	SunTelephone Co., Ltd.	92,000	787,592
	Tachibana Eletech Co., Ltd.	64,100	634,928
	Tamura Corp.	234,000	980,650
	Tamura Taiko Holdings, Inc.	177,000	564,300
# *	Teac Corp.	584,000	622,604
	Teikoku Tsushin Kogyo Co., Ltd.	156,000	716,223
#	TIS, Inc.	145,000	3,462,009
	TKC Corp.	94,500	1,665,097
	Toko, Inc.	309,000	733,593
#	Tokyo Denpa Co., Ltd.	19,800	255,750

20

		Shares	Value††
	Tokyo Electron Device, Ltd.	248	$515,465
#	Tomen Electronics Corp.	48,500	888,288
#	Tose Co., Ltd.	17,800	195,121
#	Toshiba Ceramics Co., Ltd.	357,000	1,818,905
*	Totoku Electric Co., Ltd., Tokyo	91,000	159,903
	Toukei Computer Co., Ltd.	23,510	323,210
# *	Towa Corp.	74,800	475,313
# *	Towa Meccs Corp.	127,000	90,398
#	Toyo Corp.	100,400	1,165,207
#	Trans Cosmos, Inc.	145,400	3,006,690
	Tsuzuki Densan Co., Ltd.	22,500	108,471
	Uniden Corp.	197,000	1,456,953
*	Union Holdings Co., Ltd.	14,700	13,278
	Yamaichi Electronics Co., Ltd.	56,000	494,704
	Yaskawa Information Systems Corp.	40,000	171,774
	Ye Data, Inc.	43,000	122,977
#	Yokowo Co., Ltd.	64,200	707,454
	Zuken, Inc.	83,000	838,743
Total Information Technology			184,049,592

Materials — (8.2%)
#	Achilles Corp.	608,000	1,035,565
	Adeka Corp.	325,000	3,167,643
	Agro-Kanesho Co., Ltd.	7,000	57,426
	Arakawa Chemical Industries, Ltd.	60,100	635,670
	Aronkasei Co., Ltd.	107,000	496,115
	Asahi Organic Chemicals Industry Co., Ltd.	301,000	1,198,575
	Chuetsu Pulp and Paper Co., Ltd.	358,000	706,696
# *	Chugai Mining Co., Ltd.	564,300	522,992
#	Chugoku Marine Paints, Ltd.	214,000	1,481,629
#	Chugokukogyo Co., Ltd.	88,000	200,789
# *	Co-Op Chemical Co., Ltd.	163,000	238,582
#	Dai Nippon Toryo, Ltd.	415,000	628,188
#	Dai-Ichi Kogyo Seiyaku Co., Ltd.	101,000	258,149
#	Daiken Corp.	398,000	1,324,246
#	Dainichiseika Colour & Chemicals Manufacturing Co., Ltd.	282,000	1,443,457
#	Daio Paper Corp.	385,000	3,121,284
#	Daiso Co., Ltd.	336,000	957,490
	DC Co., Ltd.	75,000	339,938
	Dijet Industrial Co., Ltd.	58,000	135,760
	Dynapac Co., Ltd.	25,000	90,570
	FP Corp.	68,400	2,501,526
	Fujikura Kasei Co., Ltd.	86,000	865,615
	Fumakilla, Ltd.	59,000	152,758
#	Geostar Corp.	10,000	33,408
#	Godo Steel, Ltd.	507,000	2,501,111
#	Gun-Ei Chemical Industry Co., Ltd.	269,000	702,487
	Harima Chemicals, Inc.	69,000	451,223
#	Hodogaya Chemical Co., Ltd.	261,000	783,243
	Hokkan Holdings, Ltd.	198,000	614,818
#	Hokko Chemical Industry Co., Ltd.	71,000	265,939
#	Hokuetsu Paper Mills, Ltd.	513,000	2,757,126
#	Hokushin Co., Ltd.	64,000	115,009
	Honshu Chemical Industry Co., Ltd.	29,000	238,281

21

		Shares	Value††
#	Ihara Chemical Industry Co., Ltd.	155,000	$415,660
	ISE Chemicals Corp.	75,000	690,859
*	Ishihara Sangyo Kaisha, Ltd.	1,178,500	1,512,132
#	Ishii Iron Works Co., Ltd.	77,000	172,468
#	Japan Carlit Co., Ltd.	59,800	436,206
	JSP Corp.	92,400	923,530
	Kanto Denka Kogyo Co., Ltd.	174,000	1,128,120
	Kasei (C.I.) Co., Ltd.	89,000	317,477
	Katakura Chikkarin Co., Ltd.	43,000	148,319
	Kawasaki Kasei Chemicals, Ltd.	88,000	141,793
#	Kishu Paper Co., Ltd.	233,000	338,996
	Koatsu Gas Kogyo Co., Ltd.	167,000	945,444
	Kohsoku Corp.	59,500	349,234
	Konishi Co., Ltd.	55,600	493,847
	Kumiai Chemical Industry Co., Ltd.	263,000	527,164
	Kureha Corp.	603,000	2,816,699
#	Kurimoto, Ltd.	418,000	994,681
#	Kurosaki Harima Corp.	247,000	904,738
#	MEC Co., Ltd.	62,800	735,359
	Mesco, Inc.	30,000	156,363
# *	Mitsubishi Paper Mills, Ltd.	999,000	1,643,632
	Mitsubishi Plastics, Inc.	680,000	1,895,309
	Mitsubishi Shindoh Co., Ltd.	34,000	98,421
#	Mitsubishi Steel Manufacturing Co., Ltd.	494,000	2,109,097
# *	Mitsui Mining Co., Ltd.	707,000	1,162,761
	Mory Industries, Inc.	135,000	470,320
	Nakabayashi Co., Ltd.	147,000	306,303
	Nakayama Steel Works, Ltd.	415,000	1,435,502
#	Neturen Co., Ltd., Tokyo	135,000	1,607,517
#	Nichia Steel Works, Ltd.	157,900	570,880
	Nichireki Co., Ltd.	74,000	218,202
	Nifco, Inc.	171,000	3,685,499
	Nihon Kagaku Sangyo Co., Ltd.	49,000	355,007
	Nihon Matai Co., Ltd.	82,000	185,022
	Nihon Nohyaku Co., Ltd.	207,000	692,772
	Nihon Parkerizing Co., Ltd.	204,000	3,636,805
	Nihon Seiko Co., Ltd.	18,000	56,263
*	Nippon Carbide Industries Co., Inc.	201,000	429,673
	Nippon Chemical Industrial Co., Ltd.	273,000	762,189
#	Nippon Chutetsukan KK	73,000	156,529
#	Nippon Concrete Industries Co., Ltd.	134,000	346,366
#	Nippon Denko Co., Ltd.	331,000	1,217,977
	Nippon Fine Chemical Co., Ltd.	82,000	514,195
	Nippon Foil Mfg., Co., Ltd.	51,000	78,633
# *	Nippon Kasei Chemical Co., Ltd.	318,000	579,203
#	Nippon Kinzoku Co., Ltd.	200,000	424,697
#	Nippon Koshuha Steel Co., Ltd.	396,000	684,016
#	Nippon Metal Industry Co., Ltd.	544,000	1,543,147
	Nippon Paint Co., Ltd.	798,000	4,248,298
	Nippon Pigment Co., Ltd.	11,000	36,116
#	Nippon Pillar Packing Co., Ltd.	71,000	783,911
*	Nippon Soda Co., Ltd.	492,000	2,112,646
#	Nippon Valqua Industries, Ltd.	282,000	971,001
#	Nippon Yakin Kogyo Co., Ltd.	348,000	1,900,056
#	Nittetsu Mining Co., Ltd.	264,000	2,099,363

22

		Shares	Value††
	Nitto FC Co., Ltd.	72,000	$437,653
	NOF Corp.	633,000	3,396,847
	Okamoto Industries, Inc.	370,000	1,344,397
	Okura Industrial Co., Ltd.	192,000	757,086
#	Osaka Steel Co., Ltd.	134,400	2,420,723
	Riken Technos Corp.	202,000	734,713
#	S Science Co., Ltd.	3,050,000	789,162
#	S.T. Chemical Co., Ltd.	91,700	1,230,152
	Sakai Chemical Industry Co., Ltd.	331,000	1,655,875
	Sakata INX Corp.	186,000	954,328
#	Sanyo Chemical Industries, Ltd.	374,000	2,448,246
	Sanyo Special Steel Co., Ltd.	434,000	2,797,540
	Sekisui Plastics Co., Ltd.	311,000	1,021,834
	Shikoku Chemicals Corp.	183,000	1,063,523
	Shinagawa Refractories Co., Ltd.	203,000	670,283
	Shin-Etsu Polymer Co., Ltd.	243,000	3,318,969
	Showa Tansan Co., Ltd.	49,000	178,426
	Somar Corp.	43,000	162,810
#	Stella Chemifa Corp.	37,500	1,273,823
#	Sumitomo Light Metal Industries, Ltd.	1,172,000	2,332,704
	Sumitomo Osaka Cement Co., Ltd.	215,000	665,290
	Sumitomo Pipe & Tube Co., Ltd.	87,000	452,273
	Sumitomo Seika Chemicals Co., Ltd.	211,000	1,154,171
	Taisei Lamick Co., Ltd.	18,900	475,602
#	Takasago International Corp.	313,000	1,532,707
	Takiron Co., Ltd.	236,000	813,953
	Tayca Corp.	154,000	405,979
	The Nippon Synthetic Chemical Industry Co., Ltd.	304,000	1,108,686
# *	Titan Kogyo Kabushiki Kaisha	59,000	91,347
	Toagosei Co., Ltd.	843,000	3,059,176
#	Toda Kogyo Corp.	127,000	502,025
	Tohcello Co., Ltd.	105,000	1,297,495
# *	Toho Rayon Co., Ltd.	426,000	2,948,899
	Toho Zinc Co., Ltd.	395,000	3,187,987
*	Tohpe Corp.	36,000	50,284
#	Tokai Carbon Co., Ltd.	651,360	4,462,947
#	Tokai Pulp & Paper Co., Ltd.	198,000	594,571
#	Tokushu Paper Manufacturing Co., Ltd.	146,000	741,422
	Tokyo Rope Manufacturing Co., Ltd.	504,000	911,506
	Tokyo Tekko Co., Ltd.	147,000	1,189,883
	Tomoegawa Paper Co., Ltd.	96,000	325,060
	Tomoku Co., Ltd.	247,000	542,404
	Topy Industries, Ltd.	700,000	2,732,953
#	Toyo Kohan Co., Ltd.	312,000	1,108,710
#	Tsutsunaka Plastic Industry Co., Ltd.	128,000	589,354
	TYK Corp.	82,000	189,858
	Ube Material Industries, Ltd.	250,000	792,221
#	Wood One Co., Ltd.	152,000	1,436,014
	Yamamura Glass Co., Ltd.	369,000	978,859
	Yodogawa Steel Works, Ltd.	569,000	2,721,673
	Yuki Gosei Kogyo Co., Ltd.	49,000	162,144
#	Yushiro Chemical Industry Co., Ltd.	45,000	873,829
Total Materials			150,278,101

23

		Shares	Value††
Other — (0.0%)
*	Fujii & Co., Ltd.	44,000	$380
*	Gajoen Kanko KK	37,000	0
*	Kakuei (L.) Corp.	100,000	864
*	Maruishi Holdings Co., Ltd.	214,000	1,849
*	New Real Property KK	43,900	0
*	Nichiboshin, Ltd.	1,190	1,028
Total Other			4,121

Telecommunication Services — (0.1%)
	JSAT Corp.	1,049	2,615,905

Utilities — (0.5%)
	Hokkaido Gas Co., Ltd.	188,000	491,958
	Hokuriku Gas Co., Ltd.	94,000	293,099
	Okinawa Electric Power Co., Ltd.	51,110	2,964,103
#	Saibu Gas Co., Ltd.	1,161,000	2,695,876
	Shizuoka Gas Co., Ltd.	236,000	1,767,181
	Tokai Corp.	226,000	805,057
Total Utilities			9,017,274

TOTAL COMMON STOCKS			1,371,084,590

RIGHTS/WARRANTS — (0.0%)
*	Showa Rubber Co., Ltd. Warrants 01/01/10	16,520	0

24

		Face Amount	Value†
		(000)
TEMPORARY CASH INVESTMENTS — (25.0%)

@	Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $4,080,825 FHLMC 5.000%, 04/15/34, valued at $4,110,874) to be repurchased at $4,030,268	$4,030	$4,029,674

@	Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $569,902,115 FNMA, rates ranging from 4.000% to 8.500%, maturities ranging from 05/01/11 to 11/01/36, valued at $237,124,500) to be repurchased at $232,509,290	232,475	232,475,000

@	Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $67,150,000 FHLMC 5.500%, 11/01/22 & FNMA 5.000%, 01/01/19, valued at $29,176,296) to be repurchased at $28,607,517	28,603	28,603,298

	Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $38,115,000 FNMA 3.50%, 03/25/33, valued at $9,385,774) to be repurchased at $9,248,333	9,247	9,247,000

@	Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $325,200,000 FHLMC, rates ranging from 4.000% to 10.500%, maturities ranging from 03/01/13 to 11/01/35 & FNMA, rates ranging from 4.500% to 6.500%, maturities ranging from 12/01/16 to 07/01/35, valued at $186,663,784) to be repurchased at $183,026,993	183,000	183,000,000

TOTAL TEMPORARY CASH INVESTMENTS			457,354,972

TOTAL INVESTMENTS - (100.0%)
(Cost $1,792,819,457)			$1,828,439,562

See accompanying Notes to Financial Statements.

25

THE ASIA PACIFIC SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

AUSTRALIA — (41.9%)
COMMON STOCKS — (41.8%)
	A.I., Ltd.	351,686	$106,967
	AAV, Ltd.	256,027	235,955
#	ABB Grain, Ltd.	585,203	3,210,410
*	Acclaim Exploration NL	435,905	16,809
*	Adacel Technologies, Ltd.	113,249	62,143
*	Adamus Resources, Ltd.	284,933	139,261
	ADCorp Australia, Ltd.	123,389	55,588
	Adelaide Bank, Ltd.	428,992	4,409,561
	Adelaide Brighton, Ltd.	2,191,287	4,537,821
*	Admiralty Resources NL	1,732,343	127,195
#	Adsteam Marine, Ltd.	1,063,826	1,967,893
	Adtrans Group, Ltd.	32,047	79,611
*	Advanced Magnesium, Ltd.	16,619	5,926
	Aevum, Ltd.	113,465	196,721
*	AFT Corp., Ltd.	495,284	3,887
*	Agenix, Ltd.	333,983	32,757
*	Agincourt Resources, Ltd.	765,650	820,732
# *	Aim Resources, Ltd.	2,073,831	606,899
*	Ainsworth Game Technology, Ltd.	393,653	120,995
*	AJ Lucas Group, Ltd.	151,268	126,792
*	Alchemia, Ltd.	348,825	253,078
#	Alesco Corp., Ltd.	281,232	2,327,642
*	Alkane Exploration, Ltd.	529,266	106,434
# *	Allegiance Mining NL	2,338,425	774,469
# *	Alliance Resources, Ltd.	798,884	1,160,128
*	Allied Medical, Ltd.	11,746	0
*	Allied Technologies Group, Ltd.	92,007	7,990
	Altium, Ltd.	162,100	102,237
*	Amadeus Energy, Ltd.	694,953	552,315
	Amalgamated Holdings, Ltd.	369,007	1,686,703
	Amcom Telecommunications, Ltd.	596,711	101,708
	Ammtec, Ltd.	8,165	30,370
*	Anadis, Ltd.	136,900	27,153
#	Ansell, Ltd.	602,086	5,549,323
*	Antares Energy, Ltd.	510,462	257,483
# *	Anzon Australia, Ltd.	367,321	464,202
	AP Eagers, Ltd.	33,223	246,265
# *	Aquila Resources, Ltd.	14,300	75,473
#	ARB Corporation, Ltd.	254,104	740,585
*	ARC Energy, Ltd.	887,033	1,030,533
	Ariadne Australia, Ltd.	291,838	123,963
*	Arrow Energy NL	1,344,460	1,092,893
	ASG Group, Ltd.	30,858	21,923
	Aspen Group, Ltd.	822,552	1,183,374
*	Astron, Ltd.	72,300	143,734

1

		Shares	Value††
	Atlas Group Holding, Ltd.	345,067	$267,397
	Atlas South Sea Pearl, Ltd.	82,585	22,762
*	Aurora Oil & Gas, Ltd.	202,200	92,620
	Ausdrill, Ltd.	521,999	781,894
*	AuSelect, Ltd.	190,565	166,653
	Ausmelt, Ltd.	44,782	35,350
	Auspine, Ltd.	198,619	695,360
	Ausron, Ltd.	60,281	1,956
	Austal, Ltd.	753,323	2,204,469
# *	Austar United Communications, Ltd.	5,032,941	4,932,722
	Austereo Group, Ltd.	1,574,384	2,685,392
	Austin Group, Ltd.	70,265	15,556
*	Austpac Resources NL	2,001,772	123,227
#	Australand Property Group	833,886	1,275,693
#	Australian Agricultural Co., Ltd.	958,019	1,395,091
#	Australian Infrastructure Fund	1,487,845	3,038,972
	Australian Pharmaceutical Industries, Ltd.	1,014,953	2,009,448
#	Australian Pipeline Trust	1,269,397	4,249,252
# *	Australian Worldwide Exploration, Ltd.	1,801,281	4,383,899
*	Auto Group, Ltd.	41,309	5,866
# *	Autron Corporation, Ltd.	989,247	60,030
	Avatar Industries, Ltd.	195,019	247,392
*	Avexa, Ltd.	119,842	22,758
#	AVJennings Homes, Ltd.	846,418	760,684
#	AWB, Ltd.	1,409,550	3,166,193
*	Aztec Resources, Ltd.	2,371,592	505,355
*	B Digital, Ltd.	2,450,714	299,690
*	Babcock & Brown Environmental Investments, Ltd.	468,765	666,580
# *	Ballarat Goldfields NL	4,399,876	937,470
*	Ballarat South Gold, Ltd.	1,996	14,210
#	Bank of Queensland, Ltd.	416,079	5,044,300
	Baxter Group, Ltd.	143,509	623,709
#	Beach Petroleum, Ltd.	2,731,453	3,066,013
	Beaconsfield Gold NL	89,078	30,219
#	Bendigo Bank, Ltd.	381,292	4,233,055
# *	Bendigo Mining NL	1,678,447	1,094,448
	Beyond International, Ltd.	61,256	41,079
# *	Biota Holdings, Ltd.	718,460	845,915
#	Blackmores, Ltd.	62,368	833,377
*	Blina Diamonds, Ltd. NL	15,073	6,059
*	BMA Gold, Ltd.	710,924	163,028
	Bolnisi Gold NL	1,170,501	2,978,466
#	Boom Logistics, Ltd.	667,064	2,084,640
# *	Boulder Group NL	968,036	390,833
*	BQT Solutions, Ltd.	179,898	16,306
#	Bradken, Ltd.	421,076	2,318,930
	Brazin, Ltd.	336,893	472,300
*	Breakaway Resporces. Ltd.	547,846	183,558
	Brickworks, Ltd.	28,595	266,460
	Bridgestone Australia, Ltd.	80,100	176,300
	Broadcast Services Australia, Ltd.	351,743	111,202
#	Cabcharge Australia, Ltd.	454,438	3,242,899
*	Calliden Group, Ltd.	558,593	202,390
	Campbell Brothers, Ltd.	208,178	3,483,932
#	Candle Australia, Ltd.	193,489	513,799

2

		Shares	Value††
*	Cape Range Wireless, Ltd.	3,581,304	$11,302
# *	Capral Aluminium, Ltd.	743,515	615,799
	Cardno, Ltd.	183,313	794,943
*	Carnarvon Petroleum, Ltd.	1,734,433	113,832
# *	CBH Resources, Ltd.	2,447,873	1,500,547
	CCI Holdings, Ltd.	20,606	5,292
*	CDS Technologies, Ltd.	96,299	163,581
	CEC Group, Ltd.	137,373	203,748
	Cedar Woods Properties, Ltd.	89,116	332,335
# *	Cellestis, Ltd.	362,010	1,025,783
	Cellnet Group, Ltd.	154,345	171,318
*	Centamin Egypt, Ltd.	1,611,779	901,528
#	Centennial Coal, Ltd.	1,220,596	2,830,042
*	Centralian Minerals, Ltd.	41,182	0
*	Ceramic Fuel Cells, Ltd.	489,608	293,786
	Chandler Macleod, Ltd.	80,000	62,735
# *	Chemeq, Ltd.	166,742	24,340
*	ChemGenex Pharmaceuticals, Ltd.	261,684	134,072
	Chiquita Brands South Pacific, Ltd.	358,035	208,125
*	Chrome Corp., Ltd.	96,000	378
*	Circadian Technologies, Ltd.	64,591	76,645
*	Citigold Corp., Ltd.	2,412,844	945,239
#	City Pacific, Ltd.	533,962	1,891,103
*	Clinuvel Pharmaceuticals, Ltd.	214,285	90,541
*	Clough, Ltd.	1,642,831	582,159
*	Clover Corp., Ltd.	269,348	28,874
*	Cluff Resources Pacific NL	911,746	10,120
	CMI, Ltd.	81,810	77,289
*	CO2 Group, Ltd.	280,693	63,019
	Coates Hire, Ltd.	1,064,671	4,656,879
	Codan, Ltd.	142,942	151,983
#	Coffey International, Ltd.	292,890	935,355
#	Collection House, Ltd.	311,854	268,381
#	Commander Communications, Ltd.	887,980	1,575,027
# *	Compass Resources NL	482,636	1,864,149
*	Coneco, Ltd.	27,850	13,528
#	ConnectEast Group	4,986,229	5,781,548
# *	Conquest Mining, Ltd.	485,515	170,954
#	Consolidated Minerals, Ltd.	827,856	1,302,912
	Consolidated Rutile, Ltd.	1,351,830	719,085
*	Coplex Resources NL	231,400	16,431
# *	Copperco, Ltd.	1,377,495	573,296
#	Corporate Express Australia, Ltd.	712,055	3,183,546
	Count Financial, Ltd.	887,498	1,634,477
	Coventry Group, Ltd.	124,138	427,487
*	CP1, Ltd.	70,000	44,588
*	CPI, Ltd.	68,585	25,068
#	Crane Group, Ltd.	243,667	2,632,769
*	Crescent Gold, Ltd.	380,000	88,406
*	Croesus Mining NL	878,058	190,504
*	Cue Energy Resources, Ltd.	452,354	42,955
*	Customers, Ltd.	1,607,640	317,321
*	Cytopia, Ltd.	187,724	100,870
	Danks Holdings, Ltd.	10,425	64,197
	DCA Group, Ltd.	1,820,485	4,924,641

3

		Shares	Value††
	Devine, Ltd.	423,724	$353,789
*	Dioro Exploration NL	297,142	16,599
	Dominion Mining, Ltd.	277,017	362,790
*	Dragon Mining NL	836,493	108,862
*	Drillsearch Energy, Ltd.	650,000	92,577
#	DUET Group	1,491,647	3,433,340
*	Eastern Star Gas, Ltd.	1,694,244	341,342
*	Echelon Resources, Ltd.	7,950	2,458
*	Ellex Medical Lasers, Ltd.	162,000	103,662
	emitch, Ltd.	614,731	624,978
*	Emporer Mines, Ltd.	1,284,668	284,362
#	Energy Developments, Ltd.	577,938	2,131,894
# *	Energy World Corp., Ltd.	1,155,630	631,506
*	engin, Ltd.	674,773	146,387
#	Envestra, Ltd.	3,213,656	2,926,101
*	Environmental Solutions International, Ltd.	13,473	2,873
	Equigold NL	645,805	883,023
# *	ERG, Ltd.	2,832,350	616,249
*	Espreon, Ltd.	178,000	103,263
*	Falcon Minerals, Ltd.	595,369	187,141
#	Fantastic Holdings, Ltd.	363,333	988,652
#	Felix Resources, Ltd.	710,775	2,264,328
*	First Australian Resources, Ltd.	1,068,074	105,547
#	FKP, Ltd.	839,181	4,092,398
#	Fleetwood Corp., Ltd.	195,097	1,231,516
	Flight Centre, Ltd.	350,031	4,647,591
	Forest Enterprises Australia, Ltd.	1,166,236	572,820
#	Funtastic, Ltd.	485,637	509,851
	Futuris Corp., Ltd.	2,840,292	4,233,075
	Gale Pacific, Ltd.	125,851	54,503
	Gazal Corp., Ltd.	104,542	190,869
# *	Genetic Technologies, Ltd.	830,383	244,548
# *	Geodynamics, Ltd.	428,007	296,576
# *	Gindalbie Metals, Ltd.	1,695,584	751,697
*	Giralia Resources NL	104,350	40,325
*	Global Television, Ltd.	80,023	64,223
*	Globe International, Ltd.	882,836	167,109
*	Gold Aura, Ltd.	61,645	4,034
*	Golden Gate Petroleum, Ltd.	480,988	191,985
*	Goldstream Mining NL	372,242	169,167
	Gowing Bros., Ltd.	79,311	218,135
#	Graincorp, Ltd. Series A	166,682	1,116,988
#	Grand Hotel Group	826,037	864,867
*	Grange Resources, Ltd.	288,220	343,021
#	GRD, Ltd.	775,365	1,246,294
*	Great Gold Mines NL	17,866	742
#	Great Southern Plantations, Ltd.	1,304,118	3,124,861
	Green’s Foods, Ltd.	202,281	139,777
#	GUD Holdings, Ltd.	233,672	1,511,461
#	Gunns, Ltd.	1,354,811	3,108,397
	GWA International, Ltd.	1,110,557	3,294,168
# *	Hardman Resources, Ltd.	2,750,141	4,472,609
#	Healthscope, Ltd.	943,956	4,040,347
# *	Herald Resources, Ltd.	763,346	658,131
*	Heron Resources, Ltd.	175,000	115,753

4

		Shares	Value††
	HGL, Ltd.	94,486	$160,060
#	Hills Industries, Ltd.	677,779	2,564,612
#	Home Building Society, Ltd.	35,800	414,220
*	Horizon Oil, Ltd.	2,799,159	684,269
#	Housewares International, Ltd.	498,037	726,853
	HPAL, Ltd.	460,122	660,592
# *	Hutchison Telecommunications (Australia), Ltd.	1,839,781	341,502
#	IBA Health, Ltd.	1,340,840	1,243,464
	IBT Education, Ltd.	829,394	1,185,750
*	ICSGlobal, Ltd.	177,934	33,015
#	iiNet, Ltd.	487,339	339,319
#	Iluka Resources, Ltd.	784,920	4,334,831
	Imdex, Ltd.	513,660	319,982
#	Incitec Pivot, Ltd.	226,180	6,126,204
	Independence Group NL	441,857	1,522,738
*	Independent Practitioner Network, Ltd.	457,414	79,442
*	Indophil Resources NL	1,510,858	901,049
*	Industrea, Ltd.	1,178,487	236,857
	Infomedia, Ltd.	1,219,082	831,709
#	Institute of Drug Technology Australia, Ltd.	82,205	111,082
	Integrated Group, Ltd.	277,729	426,865
	Integrated Research, Ltd.	261,513	107,123
*	Intellect Holdings, Ltd.	48,362	12,557
*	Intermoco, Ltd.	2,462,900	71,895
	International All Sports, Ltd.	58,815	12,507
*	Intrepid Mines, Ltd.	320,115	226,534
#	Invocare, Ltd.	379,974	1,647,262
	IOOF Holdings, Ltd.	249,558	2,103,477
	Iress Market Technology, Ltd.	446,372	2,425,288
#	IWL, Ltd.	231,277	860,586
*	Ixla, Ltd.	89,921	1,632
# *	Jabiru Metals, Ltd.	1,215,563	759,588
#	JB Hi-Fi, Ltd.	412,988	1,953,991
#	Jones (David), Ltd.	1,777,508	5,340,585
#	Jubilee Mines NL	494,194	5,322,865
*	Jumbuck Entertainment, Ltd.	7,000	9,834
#	Just Group, Ltd.	859,700	2,469,746
	K&S Corp., Ltd.	143,650	413,412
# *	Kagara Zinc, Ltd.	793,205	4,552,458
*	Keycorp, Ltd.	156,412	101,146
# *	Kimberley Diamond Co. NL	296,906	191,731
*	Kings Minerals NL	1,284,989	681,226
#	Kingsgate Consolidated, Ltd.	354,586	1,174,054
	Kresta Holdings, Ltd.	231,002	60,904
# *	Lafayette Mining, Ltd.	2,923,208	225,015
*	Lakes Oil NL	5,026,217	71,112
	Lemarne Corp., Ltd.	30,790	55,731
*	Leyshon Resources, Ltd.	103,357	46,995
*	Life Therapeutics, Ltd.	348,857	412,370
	Lighting Corp., Ltd.	180,200	79,479
	Lipa Pharmaceuticals, Ltd.	302,099	184,102
	Lycopodium, Ltd.	30,000	75,572
*	Lynas Corp., Ltd.	1,572,869	497,695
#	MacArthur Coal, Ltd.	725,688	2,537,989
	MacMahon Holdings, Ltd.	2,062,773	1,365,829

5

		Shares	Value††
# *	Macmin Silver, Ltd.	1,694,501	$406,259
*	Macquarie Corporate Telecommunications, Ltd.	35,019	25,659
*	Magnesium International, Ltd.	32,803	3,607
# *	Marion Energy, Ltd.	724,742	431,949
	Maryborough Sugar Factory, Ltd.	628	5,436
*	Matrix Oil NL	2,091	165
	MaxiTRANS Industries, Ltd.	637,133	288,888
	McGuigan Simeon Wines, Ltd.	457,911	1,171,342
#	McMillan Shakespeare, Ltd	124,748	383,698
	McPherson’s, Ltd.	235,658	486,131
	Melbourne IT, Ltd.	273,436	604,605
# *	Metabolic Pharmaceuticals, Ltd.	1,162,738	691,566
# *	Metal Storm, Ltd.	1,615,449	192,197
*	MFS Diversified Group	334,626	246,055
	MFS, Ltd.	281,961	932,782
*	Midwest Corp., Ltd.	544,068	337,300
*	Miller’s Retail, Ltd.	771,659	991,517
	Mincor Resources NL	758,770	1,243,845
*	Mineral Deposits, Ltd.	331,000	425,630
#	Monadelphous Group, Ltd.	314,760	1,980,603
#	Mortgage Choice, Ltd.	444,700	926,388
*	Mosaic Oil NL	1,420,299	190,147
# *	Mount Gibson Iron, Ltd.	1,638,823	1,050,770
*	Multiemedia, Ltd.	4,822,552	26,358
*	MXL, Ltd.	932,804	62,119
	MYOB, Ltd.	1,324,634	1,155,816
	Namoi Cotton Cooperative, Ltd.	176,490	77,844
	National Can Industries, Ltd.	97,017	121,757
	National Hire Group, Ltd.	102,000	146,448
	New Hope Corp., Ltd.	2,979,357	3,055,737
*	Niagara Mining, Ltd.	763,656	178,985
# *	Nido Petroleum, Ltd.	2,578,767	366,076
*	North Australian Diamonds, Ltd.	2,366,474	93,219
*	Norwood Abbey, Ltd.	326,063	24,134
# *	Novogen, Ltd.	367,501	738,856
#	Nufarm, Ltd.	287,774	2,166,810
# *	Nylex, Ltd.	3,234,837	148,276
*	Nylex, Ltd.	1,490,707	70,565
	Oakton, Ltd.	333,169	1,137,535
*	Occupational & Medical Innovations, Ltd.	31,208	10,340
# *	Oceana Gold, Ltd.	2,357,996	1,282,534
*	Optiscan Imaging, Ltd.	37,101	13,173
# *	Orbital Corp., Ltd.	537,358	76,453
*	Orchard Petroleum, Ltd.	708,000	443,934
#	OrotonGroup, Ltd.	79,968	135,532
	Pacific Brands, Ltd.	2,047,113	4,293,548
	Pacific Group, Ltd.	529,159	911,880
# *	Pan Australian Resources, Ltd.	5,452,477	1,440,884
*	Pan Pacific Petroleum NL	491,700	77,839
*	Panbio, Ltd.	58,078	14,154
	Paperlinx, Ltd.	1,762,482	5,484,488
*	Payce Consolidated, Ltd.	29,670	66,713
	PCH Group, Ltd.	647,651	355,105
#	Peet, Ltd.	680,998	2,209,103
*	People Telecom, Ltd.	535,431	29,922

6

		Shares	Value††
*	Peptech, Ltd.	634,000	$654,765
	Perilya, Ltd.	612,415	2,247,789
# *	Perseverance Corp., Ltd.	2,149,546	660,917
*	Petra Diamonds, Ltd.	65,193	164,467
# *	Petsec Energy, Ltd.	539,806	1,067,384
# *	Pharmaxis, Ltd.	774,099	1,935,448
*	Planet Gas, Ltd.	395,000	84,273
*	Plantcorp NL	4,329	0
*	Platinum Australia, Ltd.	667,124	716,773
*	PMP, Ltd.	1,163,268	1,726,421
*	Polartechnics, Ltd.	57,873	4,330
#	Port Bouvard, Ltd.	240,678	934,414
*	Portman, Ltd.	28,445	112,308
*	PowerTel, Ltd. Series B	175,372	207,709
	PPK Group, Ltd.	99,965	60,634
*	Prana Biotechnology, Ltd.	195,424	64,488
*	Precious Metals Australia, Ltd.	188,084	333,888
#	Primary Health Care, Ltd.	508,734	5,120,806
	Prime Television, Ltd.	416,327	1,261,654
# *	Primelife Corp., Ltd.	527,461	477,863
*	Progen Industries, Ltd.	146,935	462,444
	Programmed Maintenance Service, Ltd.	282,393	1,060,100
	Promentum, Ltd.	181,910	179,124
# *	pSvida, Ltd.	1,423,508	296,308
#	Queensland Cotton Holdings, Ltd.	89,966	234,102
#	Ramsay Health Care, Ltd.	430,216	3,743,977
	Raptis Group, Ltd.	12,000	9,388
#	RCR Tomlinson, Ltd.	448,851	744,412
#	Rebel Sport, Ltd.	295,305	1,055,866
*	Reckon, Ltd.	97,000	76,604
# *	Redflex Holdings, Ltd.	324,553	690,832
# *	Redport, Ltd.	1,380,196	239,559
	Reece Australia, Ltd.	251,463	3,968,775
*	Renison Consolidated Mines NL	1,028,286	146,028
#	Repco Corp., Ltd.	758,607	828,252
*	Repcol, Ltd.	554,848	61,257
*	Resolute Mining, Ltd.	923,264	1,295,513
*	Resonance Health, Ltd.	51,212	861
# *	Resource Pacific Holdings, Ltd.	619,600	610,929
#	Ridley Corp., Ltd.	1,077,565	959,766
# *	Riversdale Mining, Ltd.	508,435	753,621
# *	Roc Oil Co., Ltd.	872,321	2,260,136
*	Roc Oil Co., Ltd.	327,119	831,018
	Rock Building Society, Ltd.	25,092	106,012
	Ross Human Directions, Ltd.	139,123	68,459
	Rural Press, Ltd.	487,796	4,562,419
*	Ruralco Holdings, Ltd.	65,840	179,026
	S8, Ltd.	320,050	1,127,847
#	SAI Global, Ltd.	572,207	1,625,041
*	Salinas Energy, Ltd.	399,290	109,053
*	Sally Malay Mining, Ltd.	727,599	1,148,181
#	Salmat, Ltd.	471,824	1,427,123
*	Samson Oil & Gas, Ltd.	257,861	59,884
*	Scarborough Minerals P.L.C. CDI	43,536	35,797
#	Schaffer Corp., Ltd.	33,766	169,686

7

		Shares	Value††
	SDI, Ltd.	369,901	$247,580
#	Select Harvests, Ltd.	153,080	1,562,811
#	Senetas Corp., Ltd.	1,846,596	657,622
	Servcorp, Ltd.	237,004	1,002,602
	Seven Network, Ltd.	224,582	1,873,134
*	Shield Mining, Ltd.	72,292	11,407
# *	Silex System, Ltd.	519,205	2,112,037
# *	Sino Gold, Ltd.	618,783	2,833,465
# *	Sino Strategic International, Ltd.	124,164	185,499
*	Sirtex Medical, Ltd.	140,866	315,471
	Skilled Group, Ltd.	387,971	1,608,488
*	SMC Gold, Ltd.	1,359,620	213,918
	Smorgon Steel Group, Ltd.	3,274,819	4,514,684
#	SMS Management & Technology, Ltd.	250,004	864,561
#	Southern Cross Broadcasting (Australia), Ltd.	259,672	3,271,459
*	Southern Pacific Petroleum NL	698,740	0
	SP Telemedia, Ltd.	1,575,621	1,180,501
*	Sphere Investments, Ltd.	374,662	384,811
#	Spotless Group, Ltd.	867,836	3,059,450
*	ST Synergy, Ltd.	33,420	62,638
# *	St. Barbara, Ltd.	3,078,827	1,388,155
*	Starpharma Holdings, Ltd.	497,958	197,301
	Straits Resources, Ltd.	735,823	1,967,052
*	Strategic Minerals Corp. NL	358,100	43,936
*	Strathfield Group, Ltd.	492,553	15,074
	Stuart Petroleum, Ltd.	201,731	197,456
#	STW Communications Group, Ltd.	825,788	2,168,467
*	Summit Resources, Ltd.	799,926	1,728,855
# *	Sundance Resources, Ltd.	4,006,948	267,209
#	Sunland Group, Ltd.	1,189,741	3,050,746
	Super Cheap Auto Group, Ltd.	400,306	837,274
#	Sydney Attractions Group, Ltd.	69,185	310,126
*	Sydney Gas, Ltd.	661,636	182,742
	Symex Holdings, Ltd.	311,160	185,302
	Talent2 International, Ltd.	191,615	270,998
*	Tandou, Ltd.	5,115	2,752
*	Tap Oil, Ltd.	597,002	702,960
	Tassal Group, Ltd.	514,964	690,769
	Technology One, Ltd.	1,181,590	865,386
*	Tectonic Resources NL	259,183	16,806
#	Ten Network Holdings, Ltd.	1,658,273	4,515,694
	Thakral Holdings Group	2,439,283	1,762,341
	The Reject Shop, Ltd.	100,526	643,662
#	Timbercorp, Ltd.	1,103,274	2,602,596
*	Toodyay Resources, Ltd.	20,163	447
*	Tooth & Co., Ltd.	153,000	7,001
	Total Communications Infrastructure, Ltd.	393,053	419,215
*	Tower Australia Group, Ltd.	438,952	813,830
*	Tox Free Solutions, Ltd.	256,486	303,809
	Transfield Services, Ltd.	768,280	5,483,036
	Troy Resources NL	140,242	310,479
	Trust Co. Ltd.	75,179	698,809
*	Unilife Medical Solutions, Ltd.	147,406	23,421
*	Union Resources, Ltd.	1,290,000	39,460
#	United Group, Ltd.	393,438	4,325,763

8

		Shares	Value††
*	Universal Resources, Ltd.	109,414	$12,477
*	Unwired Group, Ltd.	775,038	180,210
	UXC, Ltd.	627,620	851,053
#	Veda Advantage, Ltd.	921,433	1,926,435
# *	Ventracor, Ltd.	983,127	633,701
*	Victoria Petroleum NL	508,049	92,282
*	View Resources, Ltd.	260,000	43,946
*	Village Life, Ltd.	203,651	24,788
#	Village Roadshow, Ltd.	591,536	1,400,826
#	Vision Group Holdings, Ltd.	246,032	831,841
#	Vision Systems, Ltd.	645,192	1,903,102
	Waterco, Ltd.	33,300	65,592
#	Watpac, Ltd.	339,784	923,607
#	Wattyl, Ltd.	369,263	853,595
# *	Webjet, Ltd.	1,172,242	333,124
	Webster, Ltd.	127,169	80,478
*	Wedgetail Mining, Ltd.	468,970	110,746
*	Wentworth Mutual, Ltd.	316,666	172,876
# *	Western Areas NL	616,114	1,862,414
#	WHK Group, Ltd.	884,784	1,495,723
	Wide Bay Australia, Ltd.	47,718	472,795
	Willmott Forests, Ltd.	51,672	60,013
TOTAL COMMON STOCKS			430,731,255

PREFERRED STOCKS — (0.1%)
#	Village Roadshow, Ltd. Class A	303,417	654,646

RIGHTS/WARRANTS — (0.0%)
*	Australian Pipeline Trust Rights 12/04/06	362,684	128,763
*	Ballarat South Gold, Ltd. Warrants	6,458	0
*	Chrome Corp., Ltd. Options 09/30/09	32,000	63
*	Clough, Ltd. Rights 12/07/06	126,371	0
*	Coffey International, Ltd. Rights 12/19/06	83,682	33,011
*	Emerald Oil & Gas NL Warrants 05/31/08	2,091	54
*	Gold Aura, Ltd. Options 03/31/09	10,274	243
*	Horizon Oil, Ltd. Options 02/28/08	132,778	11,523
*	Macmin Silver, Ltd. Rights 12/08/06	112,966	0
*	Nylex, Ltd. Options 12/12/09	1,490,707	23,522
*	Nylex, Ltd. Rights 11/27/06	695,663	9,879
*	Oceana Gold, Ltd. Options 01/01/09	377,098	44,627
*	Pan Pacific Petroleum NL Options 06/30/07	163,900	9,310
*	Polartechnics, Ltd. Options 11/28/06	7,234	6
*	Total Communications Infrastructure, Ltd. Rights 12/15/06	58,957	22,327
*	Tower Australia Group, Ltd. Rights 12/14/06	187,388	113,097
TOTAL RIGHTS/WARRANTS			396,425

TOTAL — AUSTRALIA			431,782,326

CANADA — (0.0%)
COMMON STOCKS — (0.0%)
*	Chai-Na-Ta Corp. ADR	75,456	4,527

9

		Shares	Value††
HONG KONG — (20.4%)
COMMON STOCKS — (20.4%)
*	139 Holdings, Ltd.	620,000	$31,963
	ABC Communications (Holdings), Ltd.	930,000	57,192
	Aeon Credit Service (Asia) Co., Ltd.	740,000	584,686
	Alco Holdings, Ltd.	1,290,000	711,845
	Allan International Holdings, Ltd.	592,000	79,586
	Allied Group, Ltd.	645,200	1,822,589
	Allied Properties, Ltd.	1,194,600	1,530,908
	AMVIG Holdings, Ltd.	1,927,000	1,484,953
*	Anex International Holdings, Ltd.	152,000	1,935
*	Applied Development Holdings, Ltd.	1,243,000	74,813
*	APT Satellite Holdings, Ltd.	599,000	130,630
*	Artel Solutions Group Holdings, Ltd.	2,315,000	11,011
	Arts Optical International Holdings, Ltd.	730,000	225,690
*	Asia Commercial Holdings, Ltd.	72,800	7,049
	Asia Financial Holdings, Ltd.	2,768,908	1,118,173
	Asia Satellite Telecommunications Holdings, Ltd.	885,000	1,630,035
	Asia Standard International Group, Ltd.	14,282,666	331,650
*	Asia TeleMedia, Ltd.	1,820,000	47,141
*	Asia Tele-Net & Technology Corp., Ltd.	521,000	34,207
	Asia Zirconium, Ltd.	708,000	74,397
*	Asian Union New Media Group, Ltd.	22,170,000	216,278
*	Associated International Hotels, Ltd.	898,000	980,038
	Automated Systems Holdings, Ltd.	340,000	83,858
*	B.A.L. Holdings, Ltd.	406	20
	Baltrans Holdings, Ltd.	676,000	465,304
*	Beijing Development (Hong Kong), Ltd.	166,000	26,889
*	Bestway International Holdings, Ltd.	10,688,000	28,895
#	Bossini International Holdings, Ltd.	3,107,500	215,705
	Bright International Group, Ltd.	710,000	66,582
*	Build King Holdings, Ltd.	375,756	9,201
	Cafe de Coral Holdings, Ltd.	1,438,000	2,530,238
*	Capital Estate, Ltd.	2,360,000	39,954
	Capital Strategic Investment, Ltd.	30,500	5,252
*	Carico Holdings, Ltd.	2,948	91
	Cash Financial Services Group, Ltd.	427,018	17,539
*	Casil Telecommunications Holdings, Ltd.	1,420,000	97,109
*	CATIC International Holdings, Ltd.	5,332,000	73,499
	CCT Telecom Holdings, Ltd.	1,030,970	132,584
	CEC International Holdings, Ltd.	220,279	5,035
*	Celestial Asia Securities Holdings, Ltd.	639,054	23,324
#	Champion Technology Holdings, Ltd.	2,974,719	511,779
	Chaoda Modern Agriculture (Holdings), Ltd.	3,870,000	2,414,232
	Chen Hsong Holdings, Ltd.	1,422,000	821,734
#	Cheuk Nang (Holdings), Ltd.	244,140	142,698
	Chevalier International Holdings, Ltd.	651,482	731,620
	Chevalier Itech Holdings, Ltd.	355,250	123,090
*	Chia Hsin Cement Greater China Holding Corp.	276,000	50,412
*	China Aerospace International Holdings, Ltd.	4,955,400	388,638
*	China Credit Holdings, Ltd.	1,914,000	33,094
*	China Digicontent Co., Ltd.	2,710,000	3,484
	China Electronics Corp. Holdings Co., Ltd.	668,250	79,806

10

		Shares	Value††
	China Everbright International, Ltd.	3,945,000	$581,977
#	China Gas Holdings, Ltd.	7,570,000	1,332,254
	China Green (Holdings), Ltd.	1,785,000	842,795
*	China Haidian Holdings, Ltd.	3,244,000	106,371
	China Hong Kong Photo Products Holdings, Ltd.	1,909,000	179,063
*	China Insurance International Holdings Co., Ltd.	3,512,000	3,745,762
*	China Investments Holdings, Ltd.	210,000	5,939
	China Metal International Holdings, Ltd.	2,660,000	918,861
*	China Motion Telecom International, Ltd.	257,000	22,136
	China Motor Bus Co., Ltd.	74,000	541,097
#	China National Aviation Co., Ltd.	6,904,000	2,465,429
*	China Oil & Gas Group, Ltd.	1,573,200	38,426
	China Oriental Group Co., Ltd.	6,922,974	1,593,356
# *	China Pharmaceutical Group, Ltd.	3,348,000	519,954
	China Power International Development, Ltd.	5,470,000	2,926,914
	China Rare Earth Holdings, Ltd.	2,504,000	423,538
	China Resources Logic, Ltd.	6,036,000	604,546
*	China Rich Holdings, Ltd.	676,000	12,388
*	China Sciences Conservational Power, Ltd.	210,400	19,475
*	China Sci-Tech Holdings, Ltd.	278,600	3,516
	China Shineway Pharmaceutical Group, Ltd.	1,986,000	1,103,991
*	China Solar Energy Holdings, Ltd.	8,082,905	674,550
*	China Star Entertainment, Ltd.	440,292	18,946
#	China Travel International Investment Hong Kong, Ltd.	1,900,000	499,758
*	Chinese People Gas Holdings Co., Ltd.	5,936,000	335,766
	Chinney Investments, Ltd.	1,144,000	129,265
	Chitaly Holdings, Ltd.	550,000	91,703
	Chow Sang Sang Holdings International, Ltd.	1,361,680	670,240
	Chuang’s China Investments, Ltd.	2,372,500	149,289
	Chuang’s Consortium International, Ltd.	2,694,884	235,213
	Chun Wo Holdings, Ltd.	1,671,917	199,707
	Chung Tai Printing Holdings, Ltd.	548,000	85,928
# *	CITIC 21CN Co., Ltd.	7,724,000	910,838
# *	CITIC Resources Holdings, Ltd.	11,390,000	2,811,318
	City e-Solutions, Ltd.	186,000	23,223
*	City Telecom (H.K.), Ltd.	1,070,000	103,845
# *	Clear Media, Ltd.	1,135,000	1,384,791
*	Climax International Co., Ltd.	22,200	457
*	CNT Group, Ltd.	3,078,000	82,368
	Coastal Greenland, Ltd.	4,390,000	669,407
#	COFCO International, Ltd.	4,150,000	3,625,934
	COL Capital, Ltd.	480,240	221,494
	Comba Telecom Systems Holdings, Ltd.	1,982,000	788,991
*	Compass Pacific Holdings, Ltd.	624,000	11,349
	Computer & Technologies Holdings, Ltd.	432,000	39,052
	Continental Holdings, Ltd.	98,825	11,054
	COSCO International Holdings, Ltd.	3,463,600	1,321,458
#	Coslight Technology International Group, Ltd.	870,000	501,199
	Cosmos Machinery Enterprises, Ltd.	1,126,400	67,741
*	Crocodile Garments, Ltd.	1,539,000	98,869
	Cross-Harbour Holdings, Ltd.	586,520	501,836
*	Culturecom Holdings, Ltd.	6,381,000	68,798
	Daisho Microline Holdings, Ltd.	1,062,000	470,128
*	Dan Form Holdings Co., Ltd.	2,386,600	168,768
*	Daqing Petroleum & Chemical Group, Ltd.	3,545,000	169,548

11

		Shares	Value††
	Dickson Concepts International, Ltd.	715,130	$749,403
	Digital China Holdings, Ltd.	1,928,000	723,638
*	DVN Holdings, Ltd.	1,377,516	512,619
*	Dynamic Global Holdings, Ltd.	3,522,000	19,016
	Dynamic Holdings, Ltd.	384,000	130,294
	Eagle Nice (International) Holdings, Ltd.	70,000	12,743
*	Easyknit International Holdings, Ltd.	169,716	7,744
*	Eforce Holdings, Ltd.	2,620,000	21,100
#	EganaGoldpfeil Holdings, Ltd.	3,664,427	1,815,267
*	E-Kong Group, Ltd.	620,000	53,533
	Emperor Entertainment Hotel, Ltd.	2,100,000	385,094
	Emperor International Holdings, Ltd.	3,030,360	802,051
	Enerchina Holdings, Ltd.	3,068,800	208,758
*	ENM Holdings, Ltd.	320,000	24,601
*	EPI (Holdings), Ltd.	157,951	6,498
*	eSun Holdings, Ltd.	1,997,600	2,077,744
*	Extrawell Pharmaceutical Holdings, Ltd.	3,220,000	132,415
*	Ezcom Holdings, Ltd.	72,576	448
	Fairwood Holdings, Ltd.	224,600	262,303
#	Far East Consortium International, Ltd.	3,587,398	1,578,653
*	Far East Hotels & Entertainment, Ltd.	1,853,000	72,662
*	Far East Pharmaceutical Technology Co., Ltd.	3,216,000	28,113
	First Natural Foods Holdings, Ltd.	1,270,000	114,124
#	First Pacific Co., Ltd.	6,992,000	3,546,936
*	First Sign International Holdings, Ltd.	1,424,000	38,311
#	Fong’s Industries Co., Ltd.	1,348,000	952,724
*	Forefront International Holdings, Ltd.	658,000	48,216
*	Fortuna International Holdings, Ltd.	140,160	4,315
*	Foundation Group, Ltd.	16,760	1,099
*	Founder Holdings, Ltd.	2,350,000	122,168
	Fountain Set Holdings, Ltd.	1,868,000	537,673
	Four Seas Food Investment Holdings, Ltd.	347,184	39,160
	Four Seas Mercantile Holdings, Ltd.	592,000	197,872
*	Frasers Property China, Ltd.	2,373,000	49,661
*	Freeman Corp., Ltd.	173,661	5,348
#	Fu JI Food & Catering Services	1,217,000	2,809,362
	Fubon Bank Hong Kong, Ltd.	2,518,000	1,106,381
*	Fujian Holdings, Ltd.	237,800	5,525
	Fujikon Industrial Holdings, Ltd.	710,000	172,402
# *	Fushan International Energy Group, Ltd.	5,144,000	661,833
#	Geely Automobile Holdings, Ltd.	3,570,000	397,823
*	Genesis Energy Holdings, Ltd.	5,810,000	112,783
*	GFT Holdings, Ltd.	480,000	2,769
	Giordano International, Ltd.	4,230,000	2,143,809
	Global Bio-Chem Technology Group Co., Ltd.	4,440,000	1,450,053
	Global Green Tech Group, Ltd.	1,782,000	226,652
*	Global Tech (Holdings), Ltd.	5,612,000	36,073
	Glorious Sun Enterprises, Ltd.	2,756,000	1,246,255
	Gold Peak Industries (Holdings), Ltd.	1,059,250	147,133
*	Goldbond Group Holdings, Ltd.	2,609,500	60,106
*	Golden Meditech Company, Ltd.	1,500,119	490,052
	Golden Resorts Group, Ltd.	2,958,000	707,128
	Golden Resources Development International, Ltd.	1,456,500	63,604
*	Gold-Face Holdings, Ltd.	2,003,600	0
	Goldlion Holdings, Ltd.	1,922,000	313,447

12

		Shares	Value††
	Golik Holdings, Ltd.	930,500	$32,268
*	Good Fellow Group, Ltd.	3,488,000	492,232
#	Grande Holdings, Ltd.	562,000	178,503
	Group Sense (International), Ltd.	2,448,000	141,740
	Guangnan Holdings, Ltd.	1,779,600	319,878
	Guangzhou Investment Co., Ltd.	15,476,000	3,881,090
*	Guo Xin Group, Ltd.	3,640,000	13,502
	GZI Transport, Ltd.	2,940,000	1,416,293
	Hang Fung Gold Technology, Ltd.	1,430,482	183,841
	Hang Ten Group Holdings, Ltd.	1,705,850	162,264
	Hanny Holdings, Ltd.	591,994	286,410
*	Hans Energy Co., Ltd.	5,402,000	311,572
	Harbour Centre Development, Ltd.	593,000	952,495
# *	Heng Tai Consumables Group, Ltd.	2,798,000	329,153
	High Fashion International, Ltd.	268,000	50,081
	HKC (Holdings), Ltd.	4,413,771	841,417
#	HKR International, Ltd.	3,516,736	1,791,349
	Hon Kwok Land Investment Co., Ltd	842,535	407,212
*	Honesty Treasure International Holdings, Ltd.	4,108,000	91,801
	Hong Kong Catering Management, Ltd.	542,796	127,112
	Hong Kong Ferry (Holdings) Co., Ltd.	809,300	878,662
*	Hong Kong Parkview Group, Ltd.	1,130,000	14,963
*	Hong Kong Pharmaceuticals Holdings, Ltd.	1,834,000	45,739
	Hongkong Chinese, Ltd.	2,662,000	358,378
*	Hop Hing Holdings, Ltd.	660,265	30,981
	Hsin Chong Construction Group, Ltd.	1,569,658	183,264
*	Hua Han Bio-Pharmaceutical Holdings, Ltd.	1,888,000	509,529
*	Huabao International Holdings, Ltd.	19,300	10,286
	Huafeng Textile International Group, Ltd.	428,400	23,677
*	Hualing Holdings, Ltd.	6,480,000	341,360
	Hung Hing Printing Group, Ltd.	1,449,275	793,098
	Hutchison Harbour Ring, Ltd.	16,106,000	1,158,084
*	Hycomm Wireless, Ltd.	4,709,000	33,225
	I-Cable Communications, Ltd.	4,440,000	916,233
*	IDT International, Ltd.	5,098,183	291,374
*	Imagi International Holdings, Ltd.	3,037,000	1,257,085
*	Innomaxx Biotechnology Group, Ltd.	4,812,000	921,726
	Integrated Distribution Services Group, Ltd.	414,000	753,404
*	Interchina Holdings Co., Ltd.	8,130,000	43,728
	IPE Group, Ltd.	800,000	136,851
	ITC Corp., Ltd.	3,513,248	279,395
*	Jinhui Holdings Co., Ltd.	930,000	279,355
	Jiuzhou Development Co., Ltd.	2,014,000	168,072
	Joyce Boutique Holdings, Ltd.	1,530,000	69,793
*	Junefield Department Store Group, Ltd.	256,000	2,896
	K Wah International Holdings, Ltd.	6,049,698	1,994,380
*	Kader Holdings Co., Ltd.	545,600	22,905
*	Kanstar Environmental Paper Products Holdings, Ltd.	1,220,000	55,823
	Kantone Holdings, Ltd.	6,537,435	374,108
*	Karl Thomson Holdings, Ltd.	906,000	439,230
	Karrie International Holdings, Ltd.	832,000	251,465
	Keck Seng Investments (Hong Kong), Ltd.	858,600	321,692
	Kee Shing Holdings	886,000	96,728
	Kin Yat Holdings, Ltd.	586,000	93,460
	King Fook Holdings, Ltd.	1,000,000	56,182

13

		Shares	Value††
*	King Pacific International Holdings, Ltd.	1,404,200	$22,023
#	Kingdee International Software Group Co., Ltd.	638,000	313,437
	Kingmaker Footwear Holdings, Ltd.	1,100,955	148,444
#	Kingway Brewery Holdings, Ltd.	3,594,000	1,412,540
*	Kong Sun Holdings, Ltd.	2,198,000	7,064
#	Kowloon Development Co., Ltd.	1,475,000	2,912,753
*	KPI Co., Ltd.	396,000	7,627
	KTP Holdings, Ltd.	560,400	41,202
*	Kwoon Chung Bus Holdings, Ltd.	556,000	85,818
# *	Lai Sun Development Co., Ltd.	32,074,000	1,353,334
*	Lai Sun Garment (International), Ltd.	3,244,000	237,493
	Lam Soon (Hong Kong), Ltd.	302,310	193,017
*	Landune International, Ltd.	8,410,000	173,446
	Le Saunda Holdings, Ltd.	236,000	54,225
*	Leading Spirit High-Tech Holdings Co., Ltd.	2,310,000	2,970
	Lee & Man Holdings, Ltd.	756,000	173,978
	Lerado Group (Holding) Co., Ltd.	1,048,000	132,049
#	Li Ning Co., Ltd.	2,733,000	3,636,949
*	LifeTec Group, Ltd.	3,969,000	47,962
	Lippo, Ltd.	1,074,760	373,049
#	Liu Chong Hing Bank, Ltd.	1,125,000	2,473,382
	Liu Chong Hing Investment, Ltd.	749,200	867,341
	Luen Thai Holdings, Ltd.	1,345,000	208,546
	Luk Fook Holdings (International), Ltd.	926,000	172,522
	Luks Industrial Group, Ltd.	969,555	465,715
	Lung Kee (Bermuda) Holdings, Ltd.	1,445,875	759,659
*	M Dream Inworld Group, Ltd.	3,054	4
*	Macau Prime Properties Holdings, Ltd.	4,060,920	244,393
	Macau Success, Ltd.	4,860,000	455,304
*	MACRO-LINK International Investment Co., Ltd.	1,036,250	44,113
*	Mae Holdings, Ltd.	11,100	586
	Magnificent Estates, Ltd.	10,344,000	265,054
*	Magnum International Holdings, Ltd.	112,500	12,582
	Mainland Headwear Holdings, Ltd.	546,000	165,654
	Man Yue International Holdings, Ltd.	864,000	215,969
	Matrix Holdings, Ltd.	943,947	240,549
	Matsunichi Communications Holdings, Ltd.	966,000	218,603
	Mei Ah Entertainment Group, Ltd.	1,142,000	49,895
	Melbourne Enterprises, Ltd.	45,500	235,378
	Midas International Holdings, Ltd.	774,000	34,825
#	Midland Holdings, Ltd.	1,810,000	1,025,148
	Min Xin Holdings, Ltd.	921,200	306,677
	Mingyuan Medicare Development Co., Ltd.	5,900,000	567,495
# *	Minmetals Resources, Ltd.	4,431,780	1,339,576
	Miramar Hotel & Investment Co., Ltd.	741,000	984,102
*	Morning Star Resources, Ltd.	1,845,000	22,800
*	Moulin Global Eyecare Holdings	699,274	0
*	Nan Hai Corp., Ltd.	178,222,743	1,304,149
	Nanyang Holdings, Ltd.	137,500	213,897
	National Electronics Holdings, Ltd.	2,156,000	89,979
	Natural Beauty Bio-Technology, Ltd.	3,520,000	492,710
#	Neo-China Group (Holdings), Ltd.	11,750,000	1,725,282
	New Century Group Hong Kong, Ltd.	2,180,920	218,757
*	New Island Printing Holdings, Ltd.	176,000	12,218
*	New Smart Energy Group, Ltd.	432,800	20,026

14

		Shares	Value††
*	New World Cyberbase, Ltd.	217,884	$5,441
*	New World Mobile Holdings, Ltd.	22,140	6,289
	Newocean Green Energy Holdings, Ltd.	513,120	41,657
	Next Media, Ltd.	3,736,000	1,501,576
	Ngai Lik Industrial Holdings, Ltd.	1,730,000	160,124
#	Norstar Founders Group, Ltd.	2,584,000	864,433
# *	Onfem Holdings, Ltd.	1,266,000	74,776
*	Orient Power Holdings, Ltd.	804,000	19,431
	Oriental Press Group, Ltd.	5,688,000	971,040
	Oriental Watch Holdings, Ltd.	398,000	75,675
#	Pacific Andes International Holdings, Ltd.	2,678,000	536,573
	Pacific Basin Shipping, Ltd.	3,296,000	2,067,328
#	Pacific Century Insurance Holdings, Ltd.	1,272,000	725,129
#	Pacific Century Premium Developments, Ltd.	6,145,000	1,745,073
*	Pacific Plywood Holdings, Ltd.	886,000	13,951
	Paul Y Engineering Group, Ltd.	60,461	7,458
#	Paul Y. ITC Construction Holdings, Ltd.	3,685,495	1,360,837
	Peace Mark Holdings, Ltd.	2,478,022	1,680,579
*	Pearl Oriental Innovation, Ltd.	143,200	61,272
	Pegasus International Holdings, Ltd.	226,000	31,352
	Perfectech International Holdings, Ltd.	571,450	53,504
	Pico Far East Holdings, Ltd.	2,726,000	580,149
#	Playmates Holdings, Ltd.	3,969,000	427,824
	Pokfulam Development Co., Ltd.	234,000	137,549
*	Pokphand (C.P.) Co., Ltd.	5,970,000	108,334
	Poly Hong Kong Investment, Ltd.	2,916,000	618,205
*	Poly Investments Holdings, Ltd.	2,670,000	26,366
	Ports Design, Ltd.	1,431,000	2,978,948
	Prime Success International Group, Ltd.	4,328,000	3,605,424
	Proview International Holdings, Ltd.	1,258,884	172,892
	Public Financial Holdings, Ltd.	2,582,000	2,059,819
*	Pyxis Group, Ltd.	1,936,000	47,049
	Qin Jia Yuan Media Services Co., Ltd.	1,091,000	280,352
*	QPL International Holdings, Ltd.	1,608,000	150,131
	Quality Healthcare Asia, Ltd.	334,995	148,370
	Raymond Industrial, Ltd.	675,400	140,604
#	Regal Hotels International Holdings, Ltd.	21,042,000	2,135,234
*	Riche Multi-Media Holdings, Ltd.	7,060,000	134,325
*	Rivera Holdings, Ltd.	3,620,000	123,670
*	Riverhill Holdings, Ltd.	4,072	57
#	Road King Infrastructure, Ltd.	1,572,000	2,355,600
	Roadshow Holdings, Ltd.	1,456,000	127,070
	S.A.S.Dragon Holdings, Ltd.	1,696,000	172,302
#	Sa Sa International Holdings, Ltd.	2,972,000	1,064,982
	Safety Godown Co., Ltd.	408,000	188,348
	Saint Honore Holdings, Ltd.	128,000	47,261
*	San Miguel Brewery Hong Kong, Ltd.	612,800	116,650
*	Sanyuan Group, Ltd.	415,000	8,003
#	SCMP Group, Ltd.	4,160,000	1,465,680
	Sea Holdings, Ltd.	832,000	468,588
*	Seapower Resources International, Ltd.	13,351,680	138,735
	SEEC Media Group, Ltd.	2,550,000	98,387
*	Shanghai Allied Cement, Ltd.	1,152,080	65,127
#	Shanghai Real Estates, Ltd.	4,626,000	1,437,245
*	Shanghai Zenghai Property, Ltd.	10,407,000	461,567

15

		Shares	Value††
	Shaw Brothers Hong Kong, Ltd.	134,000	$235,327
	Shell Electric Manufacturing (Holdings) Co., Ltd.	1,033,172	392,579
	Shenyin Wanguo (Hong Kong), Ltd.	847,500	128,289
#	Shenzhen International Holdings, Ltd.	29,925,000	1,785,997
*	Shougang Concord Century Holdings, Ltd.	3,916,000	336,392
*	Shougang Concord Grand (Group), Ltd.	1,701,000	78,523
#	Shougang Concord International Enterprises Co., Ltd.	14,874,000	1,107,535
*	Shougang Concord Technology Holdings, Ltd.	2,639,809	108,824
#	Shui On Construction & Materials, Ltd.	624,000	1,380,343
*	Shun Ho Resources Holdings, Ltd.	483,000	32,288
*	Shun Ho Technology Holdings, Ltd.	1,037,452	74,412
#	Silver Grant International Industries, Ltd.	4,665,000	1,299,626
*	Sincere Co., Ltd.	505,500	21,788
	Sing Tao News Corp., Ltd.	1,842,000	231,886
#	Singamas Container Holdings, Ltd.	1,446,000	665,924
	Sino Biopharmaceutical, Ltd.	5,112,000	674,730
*	Sino Gas Group, Ltd.	2,297,600	173,571
	Sino Golf Holdings, Ltd.	438,000	47,826
*	Sino Prosper Holdings, Ltd.	2,390,000	217,092
*	Sinocan Holdings, Ltd.	350,000	1,755
	SinoCom Software Group, Ltd.	2,256,000	513,213
*	Sino-i Technology, Ltd.	44,833,158	547,714
	Sinolink Worldwide Holdings, Ltd.	7,375,600	1,645,766
	Sinopec Kantons Holdings, Ltd.	2,542,000	629,314
*	Skyfame Realty Holdings, Ltd.	2,265,750	407,672
*	SMI Publishing Group, Ltd.	250,511	483
*	Softbank Investment International (Strategic), Ltd.	7,398,000	59,205
	Solartech International Holdings, Ltd.	49,600	6,516
	Solomon Systech International, Ltd.	6,810,000	1,064,899
*	South China Brokerage Co., Ltd.	4,872,000	55,880
*	South China Industries, Ltd.	1,124,000	161,836
	Southeast Asia Properties & Finance, Ltd.	263,538	39,300
	Starlight International Holdings, Ltd.	1,548,792	332,170
	Starlite Holdings, Ltd.	694,000	37,012
	Stelux Holdings International, Ltd.	1,307,702	114,000
*	Styland Holdings, Ltd.	101,808	288
	Sun Hing Vision Group Holdings, Ltd.	358,000	128,772
	Sun Hung Kai & Co., Ltd.	2,493,600	2,513,566
	Sun Innovation Holdings, Ltd.	14,203	2,373
	Sunway International Holdings, Ltd.	866,000	25,789
	SW Kingsway Capitol Holdings, Ltd.	2,206,000	75,425
	Symphony Holdings, Ltd.	3,717,000	453,042
	Tack Fat Group International, Ltd.	3,904,000	557,097
	Tack Hsin Holdings, Ltd.	542,000	22,603
	Tai Cheung Holdings, Ltd.	1,459,000	835,107
	Tai Fook Securities Group, Ltd.	1,044,000	205,269
	Tai Sang Land Development, Ltd.	576,984	222,632
*	Tak Shun Technology Group, Ltd.	2,923,200	86,030
	Tak Sing Alliance Holdings, Ltd.	2,909,865	391,540
	Tan Chong International, Ltd.	1,212,000	281,068
	TCC International Holdings, Ltd.	1,124,000	221,326
*	TCL Communication Technology Holdings, Ltd.	4,244,000	149,172
# *	TCL Multimedia Technology Holdings, Ltd.	8,684,000	691,433
*	Technology Venture Holdings, Ltd.	586,000	11,004
*	Termbray Industries International (Holdings), Ltd.	2,304,900	139,264

16

		Shares	Value††
	Tern Properties Co., Ltd.	61,200	$21,636
	Texwinca Holdings, Ltd.	3,420,000	2,309,571
*	The Sun’s Group, Ltd.	17,004	3,279
*	Tian An China Investments Co., Ltd.	2,793,275	2,157,776
	Tian Teck Land, Ltd.	1,098,000	501,488
	Tianjin Development Holdings, Ltd.	2,288,000	1,524,925
*	Tidetime Sun (Group), Ltd.	196,280	4,592
	Titan Petrochemicals Group, Ltd.	10,420,000	736,115
*	Tomorrow International Holdings, Ltd.	129,642	33,491
	Tongda Group Holdings, Ltd.	6,220,000	479,521
	Tonic Industries Holdings, Ltd.	1,380,000	32,619
#	Top Form International, Ltd.	2,354,000	520,006
*	Topsearch International (Holdings), Ltd.	234,000	26,726
	Tristate Holdings, Ltd.	188,000	69,072
	Truly International Holdings, Ltd.	1,210,000	1,227,278
	Tungtex (Holdings) Co., Ltd.	788,000	179,937
*	Tysan Holdings, Ltd.	1,040,773	57,533
*	United Power Investment, Ltd.	4,368,000	190,614
	Universe International Holdings, Ltd.	573,339	6,072
	U-Right International Holdings, Ltd.	4,746,000	155,601
	USI Holdings, Ltd.	928,999	572,852
	Van Shung Chong Holdings, Ltd.	359,335	38,372
	Varitronix International, Ltd.	740,293	430,008
	Vedan International (Holdings), Ltd.	200,000	24,170
	Veeko International Holdings, Ltd.	1,420,000	34,852
#	Victory City International Holdings, Ltd.	1,548,476	534,625
*	Vital Biotech Holdings, Ltd.	470,000	9,423
	Vitasoy International Holdings, Ltd.	2,461,000	979,809
	Vtech Holdings, Ltd.	588,000	3,697,774
	Wah Ha Realty Co., Ltd.	278,600	69,482
*	Wah Nam International Holdings, Ltd.	38,696	647
	Wai Kee Holdings, Ltd.	1,837,738	660,798
	Wang On Group, Ltd.	63,223	19,502
*	Warderly International Holdings, Ltd.	520,000	16,697
	Wellnet Holdings, Ltd.	2,059,200	145,562
*	Winfoong International, Ltd.	1,210,000	72,207
	Wing On Co. International, Ltd.	741,000	1,121,196
*	Wing Shan International, Ltd.	896,000	35,760
	Wong’s International (Holdings), Ltd.	737,641	85,331
*	Wonson International Holdings, Ltd.	202,000	4,414
*	World Houseware (Holdings), Ltd.	605,700	15,184
	Y. T. Realty Group, Ltd.	965,000	161,041
	Yangtzekiang Garment Manufacturing Co., Ltd.	607,500	93,326
*	Yanion International Holdings, Ltd.	1,248,000	126,785
*	Yaohan International Holdings, Ltd.	974,000	0
*	Yau Lee Holdings, Ltd.	534,000	36,384
	YGM Trading, Ltd.	233,000	184,936
	Yip’s Chemical Holdings, Ltd.	880,000	390,319
	Yugang International, Ltd.	17,206,000	295,804
*	Yunnan Enterprises Holdings, Ltd.	240,000	13,904
TOTAL COMMON STOCKS			210,700,010

RIGHTS/WARRANTS — (0.0%)
*	Allied Properties, Ltd. Warrants 06/06/09	204,120	31,489

17

		Shares	Value††
*	Champion Technology Holdings, Ltd. Warrants 08/03/08	594,944	$0
*	Global Green Tech Group, Ltd. Warrants 07/07/08	133,600	2,748
*	Honesty Treasure International Holdings, Ltd. Warrants 06/06/09	410,800	1,848
*	Hop Hing Holdings, Ltd. Warrants 04/30/09	132,053	2,886
# *	Playmates Holdings, Ltd. Warrants 05/27/07	793,800	7,756
*	Skyfame Realty Holdings, Ltd. Warrants 08/02/08	427,500	15,388
*	Topsearch International (Holdings), Ltd. Warrants 10/31/08	23,400	180
TOTAL RIGHTS/WARRANTS			62,295

TOTAL — HONG KONG			210,762,305

MALAYSIA — (0.0%)
COMMON STOCKS — (0.0%)
*	Autoways Holdings Berhad	10,000	3,565
*	Promet Berhad	1,143,000	0
*	Rekapacific Berhad	473,000	0

TOTAL — MALAYSIA			3,565

NEW ZEALAND — (2.5%)
COMMON STOCKS — (2.5%)
	AFFCO Holdings, Ltd.	1,806,887	459,268
	Air New Zealand, Ltd.	137,626	152,623
	Cavalier Corp., Ltd.	283,674	679,737
	CDL Hotels New Zealand, Ltd.	1,387,344	607,505
	CDL Investments New Zealand, Ltd.	346,942	90,187
	Colonial Motor Co., Ltd.	126,795	285,777
	Ebos Group, Ltd.	112,108	395,367
#	Fisher & Paykel Appliances Holdings, Ltd.	804,406	2,249,797
#	Freightways, Ltd.	260,482	770,930
	Hallenstein Glassons Holdings, Ltd.	241,638	873,067
#	Hellaby Holdings, Ltd.	218,615	695,012
	Hirequip New Zealand, Ltd.	98,000	74,921
	Horizon Energy Distribution, Ltd.	40,420	110,245
*	Infratil, Ltd.	165,000	571,648
	Mainfreight, Ltd.	60,000	332,234
	Michael Hill International, Ltd.	156,746	740,115
*	New Zealand Oil & Gas, Ltd.	584,872	432,443
	New Zealand Refining Co., Ltd.	474,857	2,160,030
	Northland Port Corp. (New Zealand), Ltd.	219,997	467,383
	Nuplex Industries, Ltd.	300,837	1,511,924
	Port of Tauranga, Ltd.	541,952	2,094,671
	Provenco Group, Ltd.	285,908	211,631
	Pumpkin Patch, Ltd.	110,000	316,052
	Pyne Gould Guinness, Ltd.	581,127	647,450
	Restaurant Brand New Zealand, Ltd.	369,175	261,886
*	Richina Pacific, Ltd.	309,644	90,825
*	Rubicon, Ltd.	995,760	639,834
	Ryman Healthcare Group, Ltd.	415,999	2,761,539
	Sanford, Ltd.	418,047	1,398,858
	Scott Technology, Ltd.	60,843	93,960
*	Seafresh New Zealand, Ltd.	80,520	1,543
	South Port New Zealand, Ltd.	30,744	37,735
	Steel & Tube Holdings, Ltd.	379,638	1,246,590

18

		Shares	Value††
*	Tasman Farms, Ltd.	157,056	$0
	Taylors Group, Ltd.	29,646	36,084
*	Tenon, Ltd.	19,132	41,297
	Tourism Holdings, Ltd.	402,452	523,084
*	Tower, Ltd.	353,265	506,928
	Warehouse Group, Ltd.	200,774	925,023
TOTAL COMMON STOCKS			25,495,203

RIGHTS/WARRANTS — (0.0%)
*	Ebos Group, Ltd. Rights 12/08/06	37,369	30,177
*	New Zealand Oil & Gas, Ltd. Warrants 06/30/08	292,436	36,023
TOTAL RIGHTS/WARRANTS			66,200

TOTAL — NEW ZEALAND			25,561,403

SINGAPORE — (7.1%)
COMMON STOCKS — (7.1%)
*	Acma, Ltd.	3,040,700	118,527
*	Airocean Group, Ltd.	1,649,000	101,774
	Amtek Engineering, Ltd.	1,599,250	602,901
	Apollo Enterprises, Ltd.	193,000	134,675
	Armstrong Industrial Corp.	1,460,000	151,887
*	ASA Group Holdings, Ltd.	586,000	34,181
	Aussino Group, Ltd.	967,000	283,351
#	Benjamin (F.J.) Holdings, Ltd.	1,095,000	408,619
	Beyonics Technology, Ltd.	1,945,800	442,266
	Bonvests Holdings, Ltd.	825,000	708,197
#	Brilliant Manufacturing, Ltd.	1,855,000	487,729
	Broadway Industrial Group, Ltd.	461,000	222,287
*	Brothers (Holdings), Ltd.	252,314	40,339
#	Bukit Sembawang Estates, Ltd	214,002	1,174,519
	CH Offshore, Ltd.	823,200	229,995
	Chemical Industries (Far East), Ltd.	105,910	43,348
#	China Dairy Group, Ltd.	1,502,000	527,206
	China Merchants Holdings Pacific, Ltd.	652,000	331,299
	Chip Eng Seng Corp., Ltd.	1,775,000	375,111
	Chosen Holdings, Ltd.	1,284,000	125,603
	Chuan Hup Holdings, Ltd.	4,385,000	884,942
*	Chuan Soon Huat Industrial Group, Ltd.	614,000	30,036
	CK Tang, Ltd.	614,000	223,710
*	Compact Metal Industries, Ltd.	643,000	16,709
	Cougar Logistics Corp.	482,500	78,366
	Courts Singapore, Ltd.	495,000	220,037
*	CSC Holdings, Ltd.	672,000	63,230
	CSE Global, Ltd.	1,262,000	984,385
	CWT, Ltd.	923,000	360,289
	Eagle Brand Holdings, Ltd.	5,158,000	185,797
*	Eastern Asia Technology, Ltd.	1,844,260	114,195
*	Eastgate Technology, Ltd.	870,000	22,623
	ECS Holdings, Ltd.	1,375,000	339,417
	Eng Wah Organisation, Ltd.	265,000	38,833
	Engro Corp., Ltd.	236,000	172,136
*	Enviro-Hub Holdings, Ltd.	876,666	344,099
*	Firstlink Investments Corp., Ltd.	995,000	41,966

19

		Shares	Value††
	Freight Links Express Holdings, Ltd.	3,368,000	$164,118
	Frontline Technologies Corp., Ltd.	3,170,000	278,092
#	Fu Yu Manufacturing, Ltd.	2,273,750	495,636
	Fuji Offset Plates Manufacturing, Ltd.	33,750	6,139
	GB Holdings, Ltd.	200,000	113,243
	GK Goh Holdings, Ltd.	1,494,000	844,543
# *	Global Voice Group, Ltd.	2,054,000	186,655
#	Goodpack, Ltd.	1,592,000	1,625,496
	GP Industries, Ltd.	3,120,209	1,034,331
#	Guocoland, Ltd.	1,215,000	1,950,307
	Hiap Moh Corp., Ltd.	34,874	6,004
#	Ho Bee Investment, Ltd.	761,000	627,412
*	Hong Fok Corp., Ltd.	1,796,000	1,068,792
#	Hong Leong Asia, Ltd.	1,048,000	1,027,207
	Hotel Grand Central, Ltd.	968,395	487,941
	Hotel Plaza, Ltd.	1,189,000	1,130,097
#	Hotel Properties, Ltd.	1,675,000	2,896,693
	Hour Glass, Ltd.	311,372	252,920
#	HTL International Holdings, Ltd.	1,839,843	1,123,843
	Huan Hsin Holdings, Ltd.	1,138,400	425,096
	HupSteel, Ltd.	1,350,300	249,241
	Hwa Hong Corp., Ltd.	2,488,000	1,091,391
#	IDT Holdings, Ltd.	718,000	329,389
	IFS Capital, Ltd.	290,000	156,339
*	Inno-Pacific Holdings, Ltd.	680,000	17,682
	Innovalues Precision, Ltd.	520,000	305,696
	Internet Technology Group, Ltd.	874,408	22,723
*	Interra Resources, Ltd.	37,086	7,368
*	Intraco, Ltd.	292,500	90,186
	Isetan (Singapore), Ltd.	122,500	384,923
*	Jasper Investments, Ltd.	2,267,000	22,095
#	Jaya Holdings, Ltd.	2,733,000	2,525,025
	JK Yaming International, Ltd.	907,000	209,183
	Jurong Cement, Ltd.	132,500	112,794
	Jurong Technologies Industrial Corp., Ltd.	1,590,600	1,219,285
*	K1 Ventures, Ltd.	5,340,500	1,457,782
#	Keppel Telecommunications and Transportation, Ltd.	2,058,000	2,248,335
	Khong Guan Flour Milling, Ltd.	19,000	27,280
	Kian Ann Engineering, Ltd.	868,000	118,065
	Kian Ho Bearings, Ltd.	781,500	88,553
	Koh Brothers, Ltd.	1,494,000	199,757
*	L & M Group Investments, Ltd.	7,107,100	23,086
#	Labroy Marine, Ltd.	3,343,000	4,040,465
*	LanTroVision (S), Ltd.	1,117,500	40,043
	LC Development, Ltd.	2,041,254	211,771
	Lee Kim Tah Holdings, Ltd.	1,600,000	508,288
*	Liang Huat Aluminium, Ltd.	2,954,000	38,384
	Lion Asiapac, Ltd.	473,000	50,565
	Low Keng Huat Singapore, Ltd.	372,000	319,163
	Lum Chang Holdings, Ltd.	1,134,030	191,321
#	Magnecomp International, Ltd.	931,000	510,000
	Manufacturing Integration Technology, Ltd.	588,000	84,373
# *	Mediaring.Com, Ltd.	4,262,500	909,970
	Metro Holdings, Ltd.	2,256,960	1,209,720
	MMI Holdings, Ltd.	1,994,000	1,436,584

20

		Shares	Value††
	Multi-Chem, Ltd.	1,263,000	$200,532
	Nera Telecommunications, Ltd.	1,450,000	329,846
	New Toyo International Holdings, Ltd.	1,043,000	212,258
	Norelco Centreline Holdings, Ltd.	941,000	278,240
*	Orchard Parade Holdings, Ltd.	1,084,022	626,978
#	Osim International, Ltd.	1,965,600	2,177,449
	Ossia International, Ltd.	728,332	64,100
	Pan-United Corp., Ltd.	2,193,000	841,956
	Pan-United Marine, Ltd.	1,096,500	849,306
	PCI, Ltd.	734,000	228,484
	Pertama Holdings, Ltd.	459,750	121,326
	Popular Holdings, Ltd.	1,813,000	400,189
	PSC Corp., Ltd.	5,723,200	298,214
	Qian Hu Corp., Ltd.	408,200	64,469
	Robinson & Co., Ltd.	284,832	902,788
	Rotary Engineering, Ltd.	1,624,000	744,623
	San Teh, Ltd.	838,406	217,871
	SBS Transit, Ltd.	1,011,000	1,614,006
*	Sea View Hotel, Ltd.	66,000	0
*	Seatown Corp., Ltd.	101,000	1,968
	Sembawang Kimtrans, Ltd.	1,618,750	641,262
#	Sin Soon Huat, Ltd.	1,307,000	225,294
	Sing Investments & Finance, Ltd.	141,750	150,069
	Singapore Food Industries, Ltd.	1,707,000	1,042,771
	Singapore Reinsurance Corp., Ltd	1,695,028	319,577
	Singapore Shipping Corp., Ltd.	1,930,000	476,254
	Singapura Finance, Ltd.	139,250	154,436
	SMB United, Ltd.	2,010,000	261,383
	SNP Corp., Ltd.	466,495	309,221
*	SP Corp., Ltd.	454,000	20,839
	Stamford Land Corp., Ltd.	3,229,000	764,877
	Straits Trading Co., Ltd.	1,117,200	2,471,475
*	Sunright, Ltd.	378,000	85,166
	Superbowl Holdings, Ltd.	980,000	85,382
	Superior Metal Printing, Ltd.	490,500	47,898
*	Thakral Corp., Ltd.	6,028,000	369,537
	Tiong Woon Corp. Holding, Ltd.	1,359,000	260,782
	Transmarco, Ltd.	106,500	52,584
	Trek 2000 International, Ltd.	1,004,000	283,779
	TT International, Ltd.	2,109,600	192,265
*	Tuan Sing Holdings, Ltd.	3,362,000	416,626
*	Ultro Technologies, Ltd.	530,000	20,554
	Unisteel Technology, Ltd.	1,217,500	1,810,344
	United Engineers, Ltd.	846,666	1,155,399
	United Overseas Insurance, Ltd.	125,500	319,227
*	United Pulp & Paper Co., Ltd.	354,000	104,525
	UOB-Kay Hian Holdings, Ltd.	1,602,000	1,404,194
	Vicom, Ltd.	120,000	92,095
	WBL Corp., Ltd.	647,000	1,890,739
	Xpress Holdings, Ltd.	1,392,000	163,136
	Yoma Strategic Holdings, Ltd.	132,000	33,016
*	Yongnam Holdings, Ltd.	1,506,000	82,170
TOTAL COMMON STOCKS			72,747,453

21

		Shares	Value††
	RIGHTS/WARRANTS — (0.0%)
# *	Bukit Sembawang Estates, Ltd. Warrants 11/13/07	107,001	$304,476
*	Eastgate Technology, Ltd. Warrants 09/11/11	174,000	1,696
	TOTAL RIGHTS/WARRANTS		306,172

	TOTAL — SINGAPORE		73,053,625

	UNITED STATES — (0.0%)
	COMMON STOCKS — (0.0%)
*	Exergy, Inc.	7,260	0

		Face Amount	Value†
		(000)
	TEMPORARY CASH INVESTMENTS — (28.1%)

@	Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $2,784,907 FHLMC 5.000%, 04/15/34, valued at $2,805,414) to be repurchased at $2,750,406	$2,750	2,750,000

@	Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $363,449,316 FNMA, rates ranging from 4.000% to 9.500%, maturities ranging from 01/01/18 to 11/01/36, valued at $237,048,000) to be repurchased at $232,434,279	232,400	232,400,000

@	Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $71,199,438 FHLMC 5.500%, 11/01/22 & FNMA 5.500%, 11/01/34, valued at $37,553,744) to be repurchased at $36,821,063	36,816	36,815,633

@	Repurchase Agreement, Merrill Lynch 5.32%, 12/01/06 (Collateralized by $16,925,000 FNMA 6.500%, 09/01/36, valued at $17,145,540) to be repurchased at $16,807,578	16,805	16,805,095

	Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,706,000 FHLMC 5.82%, 06/01/36, valued at $1,657,388) to be repurchased at $1,632,235	1,632	1,632,000
	TOTAL TEMPORARY CASH INVESTMENTS		290,402,728

	TOTAL INVESTMENTS - (100.0%)
	(Cost $877,926,438)		$1,031,570,479

See accompanying Notes to Financial Statements.

22

THE UNITED KINGDOM SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

COMMON STOCKS — (99.2%)
Consumer Discretionary — (19.2%)
	4imprint P.L.C.	96,735	$769,994
*	Abbeycrest P.L.C.	42,590	18,000
	Aga Food Service Group P.L.C.	447,921	3,704,047
	Alba P.L.C.	184,693	820,147
	Alexandra P.L.C.	124,343	387,428
	Alexon Group P.L.C.	205,641	608,040
	Alpha Airports Group P.L.C.	489,053	721,892
	Arena Leisure P.L.C.	1,411,547	1,307,388
*	Austin Reed Group P.L.C.	68,999	193,943
	Avon Rubber P.L.C.	126,434	384,187
	Beale P.L.C.	22,161	30,884
	Bellway P.L.C.	356,982	10,259,284
	Ben Bailey P.L.C.	40,986	430,754
	Blacks Leisure Group P.L.C.	181,058	1,442,844
	Bloomsbury Publishing P.L.C.	281,545	1,661,946
	Boot (Henry) P.L.C.	81,607	1,637,492
	Bovis Homes Group P.L.C.	449,404	8,954,456
	BPP Holdings P.L.C.	173,715	1,682,985
	Brown (N) Group P.L.C.	992,823	5,452,497
	Caffyns P.L.C.	6,000	113,765
	Carpetright P.L.C.	141,976	3,252,587
*	Celtic P.L.C.	61,138	40,522
	Centaur Media P.L.C.	315,420	871,731
	Character Group P.L.C.	97,314	194,187
	Chime Communications P.L.C.	1,055,433	929,825
	Chrysalis Group P.L.C.	526,419	1,241,909
	Churchill China P.L.C.	30,000	151,554
	Clinton Cards P.L.C.	740,506	900,305
	Colefax Group P.L.C.	60,000	238,366
	Cosalt P.L.C.	47,460	250,575
	Crest Nicholson P.L.C.	333,923	4,141,692
	Creston P.L.C.	157,768	622,916
	Dawson Holdings P.L.C.	194,502	356,625
*	Dawson International P.L.C.	100,688	14,388
	Dignity P.L.C.	63,602	777,072
*	Entertainment Rights P.L.C.	1,411,838	843,794
	Euromoney Institutional Investor P.L.C.	277,986	2,799,279
	European Motor Holdings P.L.C.	215,385	1,728,965
	Findel P.L.C.	380,020	4,725,763
	First Choice Holidays P.L.C.	1,764,534	8,909,157
*	Forminster P.L.C.	43,333	3,194
	French Connection Group P.L.C.	314,710	1,283,359
	Fuller Smith & Turner P.L.C. Series A	53,097	1,532,117
	Future P.L.C.	933,632	624,672

1

		Shares	Value††
*	Galiform P.L.C.	2,006,635	$5,043,958
	Game Group P.L.C.	1,507,827	2,624,739
	Games Workshop Group P.L.C.	104,823	805,883
*	Gaskell P.L.C.	36,000	1,769
	GCAP Media P.L.C.	564,659	2,330,899
*	Global Natural Energy P.L.C.	11,004	17,479
	Greene King P.L.C.	522,707	10,647,604
	Halfords Group P.L.C.	760,782	5,333,594
	Haynes Publishing Group P.L.C.	14,703	93,306
	Headlam Group P.L.C.	301,329	3,292,270
*	Highbury House Communications P.L.C.	439,166	6,043
	HMV Group P.L.C.	1,379,794	4,593,026
	Holidaybreak P.L.C.	182,382	2,402,311
*	Homestyle Group P.L.C.	957,889	2,078,226
	Hornby P.L.C.	154,220	818,584
	Huntsworth P.L.C.	818,058	1,569,893
	Incisive Media P.L.C.	372,005	1,414,936
*	Instore P.L.C.	818,461	317,044
	Investinmedia P.L.C.	29,998	92,892
*	Jessops P.L.C.	100,000	251,367
	JJB Sports P.L.C.	835,083	3,886,994
	John David Group P.L.C.	114,500	656,866
	Lambert Howarth Group P.L.C.	43,203	50,590
*	Land of Leather Holdings P.L.C.	148,340	816,262
	Laura Ashley Holdings P.L.C.	2,887,571	1,279,555
	Lookers P.L.C.	676,382	2,122,226
	Luminar P.L.C.	273,181	3,686,245
	Mallett P.L.C.	46,337	225,816
	Manganese Bronze Holdings P.L.C.	62,777	890,342
	Marchpole Holdings P.L.C.	111,635	248,061
	Matalan P.L.C.	1,225,984	4,805,210
*	Mayflower Corp. P.L.C.	550,636	0
	Menzies (John) P.L.C.	219,888	2,050,779
	Mice Group P.L.C.	844,000	577,947
	Millennium and Copthorne Hotels P.L.C.	332,714	3,844,808
*	Monsoon P.L.C.	71,000	555,512
	Moss Bros Group P.L.C.	234,511	313,888
	Mothercare P.L.C.	267,875	1,899,964
*	MyTravel Group P.L.C.	1,643,447	7,106,816
*	Newcastle United P.L.C.	253,896	350,678
	Next Fifteen Communications P.L.C.	25,000	34,074
*	Nord Anglia Education P.L.C.	130,842	595,183
	Northamber P.L.C.	75,888	97,793
*	NXT P.L.C.	339,588	186,913
*	Owen (H.R.) P.L.C.	71,542	217,432
*	Pace Micro Technology P.L.C.	638,041	760,658
*	Partridge Fine Arts P.L.C.	26,127	21,314
#	Pendragon P.L.C.	452,371	4,292,954
	Photo-Me International P.L.C.	1,340,534	2,493,292
*	Pinewood Shep	60,000	235,864
*	Pittards P.L.C.	60,985	9,591
	Portmeirion Group P.L.C.	22,856	116,079
*	Pressac P.L.C.	78,129	1,152
*	QXL Ricardo P.L.C.	3,064	582,479
	Redrow P.L.C.	577,763	7,474,818

2

		Shares	Value††
*	Regent Inns P.L.C.	459,957	$784,374
	Restaurant Group P.L.C.	753,607	4,051,517
*	Sanctuary Group P.L.C.	690,814	108,467
	SCS Upholstery P.L.C.	127,472	1,292,696
	Sinclair (William) Holdings P.L.C.	53,000	77,300
	Sirdar P.L.C.	69,754	59,957
	SMG P.L.C.	965,594	1,087,130
*	Smith News P.L.C.	635,227	1,603,035
*	Southampton Leisure Holdings P.L.C.	19,615	14,962
*	SPG Media Group P.L.C.	75,298	14,942
*	Sportech P.L.C.	1,096,974	188,956
	St. Ives P.L.C.	308,994	1,552,846
*	Stylo P.L.C.	64,096	80,483
	Taylor Nelson Sofres P.L.C.	1,605,792	6,294,413
	Ted Baker P.L.C.	161,948	1,890,178
*	TG21 P.L.C.	85,507	9,660
*	Tinopolis P.L.C.	175,752	120,920
	Topps Tiles P.L.C.	545,796	2,660,075
*	Torotrak P.L.C.	316,569	177,488
*	Tottenham Hotspur P.L.C.	150,000	186,050
	UTV P.L.C.	217,432	1,549,751
	Victoria P.L.C.	12,000	52,804
	Vitec Group P.L.C.	134,662	1,372,736
	Wagon P.L.C.	227,775	617,895
*	Wembley P.L.C.	68,694	2,701
*	Westcity P.L.C.	96,111	90,639
	Wetherspoon (J.D.) P.L.C.	552,111	7,034,605
*	WH Smith P.L.C.	635,227	4,670,145
	Wilmington Group P.L.C.	310,304	1,413,708
	Wilson Bowden P.L.C.	7,000	307,149
	Woolworths Group P.L.C.	4,978,613	3,577,887
Total Consumer Discretionary			216,185,974

Consumer Staples — (4.2%)
	Anglo-Eastern Plantations P.L.C.	111,453	655,058
	Arla Foods UK P.L.C.	1,960,198	2,446,065
	Barr (A.G.) P.L.C.	54,644	1,210,680
	Cranswick P.L.C.	159,211	2,471,190
	Dairy Crest Group P.L.C.	469,620	5,823,959
	Devro P.L.C.	623,198	1,404,825
	European Home Retail P.L.C.	109,256	45,102
	Greggs P.L.C.	38,326	3,009,394
	McBride P.L.C.	698,504	2,426,921
	Nichols P.L.C.	66,550	314,522
	Northern Foods P.L.C.	1,762,847	3,823,801
	Premier Foods P.L.C.	901,221	4,834,025
	PZ Cussons P.L.C.	945,738	2,791,548
*	R.E.A. Holdings P.L.C.	34,233	256,842
	RHM P.L.C.	119,271	642,176
	Robert Wiseman Dairies P.L.C.	283,369	2,722,069
*	Swallowfield P.L.C.	15,000	16,181
	Thorntons P.L.C.	226,306	676,248
	Uniq P.L.C.	452,137	1,913,192
	Wolverhampton & Dudley Breweries P.L.C.	284,926	8,871,052
	Young & Co’s Brewery P.L.C.	10,000	539,773

3

		Shares	Value††
	Young & Co’s Brewery P.L.C. Class A	5,234	$347,941
Total Consumer Staples			47,242,564

Energy — (6.9%)
	Abbot Group P.L.C.	896,741	5,574,372
	Anglo Pacific Group P.L.C.	333,865	916,392
	Burren Energy P.L.C.	421,226	7,610,677
*	Dana Petroleum P.L.C.	319,654	7,796,130
*	Emerald Energy P.L.C.	220,639	833,931
	Expro International Group P.L.C.	387,028	6,162,644
	Fisher (James) & Sons P.L.C.	192,145	2,004,203
*	Fortune Oil P.L.C.	5,933,254	615,705
	Hunting P.L.C.	441,804	4,651,742
	JKX Oil and Gas P.L.C.	501,885	3,053,608
*	KBC Advanced Technologies P.L.C.	163,011	112,987
	Lupus Capital P.L.C.	429,989	133,294
	Melrose Resources P.L.C.	374,206	2,721,560
*	Premier Oil P.L.C.	295,932	7,867,209
* #	Soco International P.L.C.	277,409	7,366,892
	Sondex P.L.C.	252,247	1,401,053
*	U.K. Coal P.L.C.	534,581	4,158,098
*	Venture Production P.L.C.	434,519	7,305,206
	Wood Group (John) P.L.C.	1,504,358	6,971,929
Total Energy			77,257,632

Financials — (19.3%)
	Aberdeen Asset Management P.L.C.	2,223,016	7,531,385
	Arbuthnot Banking Group P.L.C.	67,329	715,666
	Atrium Underwriting P.L.C.	180,581	856,237
*	Bradstock Group P.L.C.	5,200	4,498
	Brewin Dolphin Holdings P.L.C.	874,105	3,079,384
	Brit Insurance Holdings P.L.C.	1,252,614	7,491,886
	Brixton P.L.C.	952,536	10,235,346
	Capital & Regional P.L.C.	275,300	7,242,259
	Chesnara P.L.C.	92,900	325,914
*	CLS Holdings P.L.C.	268,490	3,753,527
	Collins Stewart Tullett P.L.C.	407,502	6,865,286
	Countrywide P.L.C.	628,110	6,286,255
	Daejan Holdings P.L.C.	43,621	4,112,959
	Derwent Valley Holdings P.L.C.	224,683	8,427,441
	Development Securities P.L.C.	177,708	2,220,846
	Domestic & General Group P.L.C.	150,694	3,073,567
	DTZ Holdings P.L.C.	202,773	2,964,179
	Erinaceous Group P.L.C.	465,172	2,998,861
	Evolution Group P.L.C.	1,152,902	2,616,249
	F&C Asset Management P.L.C.	1,670,683	6,085,668
*	Freeport P.L.C.	152,318	1,061,757
	Grainger Trust P.L.C.	436,048	5,626,868
	Great Portland Estates P.L.C.	722,131	8,713,179
	Guiness Peat Group P.L.C.	1,424,556	2,271,815
*	Hampton Trust P.L.C.	232,050	0
	Hardy Underwriting Group P.L.C.	138,704	680,096
*	Hawtin P.L.C.	196,500	59,935
	Helical Bar P.L.C.	319,073	2,774,575
*	Henderson Group P.L.C.	3,396,725	8,322,016
	Highway Insurance Holdings P.L.C.	844,999	1,187,317
	Hiscox P.L.C.	1,606,168	8,351,028
	Hitachi Capital UK P.L.C.	158,219	726,761
	IG Group Holdings P.L.C.	856,702	4,984,442
	Intermediate Capital Group P.L.C.	181,009	5,620,869
	Jardine Lloyd Thompson Group P.L.C.	678,286	5,404,232
	JS Real Estate P.L.C.	17,524	249,962
	Kensington Group P.L.C.	248,504	3,722,932
	Kiln P.L.C.	1,107,206	2,283,830
	London Merchant Securities P.L.C.	1,425,531	7,871,493
	London Scottish Bank P.L.C.	491,096	1,022,089
*	Marylebone Warwick Balfour Group P.L.C.	379,622	1,631,449
	McKay Securities P.L.C.	97,232	807,885
*	Minerva P.L.C.	574,142	4,173,668
	Mucklow (A & J) Group P.L.C.	221,136	2,138,110
*	Panmure Gorden & Co. P.L.C.	15,272	48,092
	Paragon Group of Companies P.L.C.	153,200	1,990,376
	Park Group P.L.C.	291,600	108,036
	Primary Health Properties P.L.C.	61,769	559,646
*	Probus Estates P.L.C.	83,333	164
	Prudential P.L.C.	14,024	182,938
	Quintain Estates & Development P.L.C.	161,208	2,618,193
	Rathbone Brothers P.L.C.	91,700	2,202,875

4

		Shares	Value††
	Rensburg Sheppards P.L.C.	152,060	$2,419,109
	Resolution P.L.C.	87,538	1,095,797
	Rugby Estates P.L.C.	15,328	160,731
	Rutland Trust P.L.C.	85,288	102,831
	S & U P.L.C.	21,140	211,915
*	Safeland P.L.C.	25,000	43,772
	Savills P.L.C.	443,892	5,705,298
	Shaftesbury P.L.C.	572,839	7,667,113
	Shore Capital Group P.L.C.	554,863	726,814
	Stanley (Charles) Group P.L.C.	117,317	766,952
	St. Modwen Properties P.L.C.	417,287	4,684,779
	Town Centre Securities P.L.C.	206,327	2,469,527
	Unite Group P.L.C.	457,428	4,490,654
	Warner Estate Holdings P.L.C.	172,730	2,798,003
	Wellington Underwriting P.L.C.	1,424,300	3,424,349
	Windsor P.L.C.	236,932	223,345
	Workspace Group P.L.C.	663,597	5,943,728
Total Financials			217,218,758

Health Care — (2.7%)
*	Acambis P.L.C.	372,178	766,099
*	Alizyme P.L.C.	660,805	991,466
*	Antisoma P.L.C.	1,491,544	1,064,223
*	Asterand P.L.C.	160,000	18,478
*	Axis-Shield P.L.C.	215,716	1,006,437
	Bespak P.L.C.	108,551	1,261,064
*	Biocompatibles International P.L.C.	150,111	343,330
*	Bioquell P.L.C.	90,893	181,832
	Biotrace International P.L.C.	150,131	383,496
*	BTG P.L.C.	489,797	1,306,720
	Care U.K. P.L.C.	199,641	2,163,666
*	Clinical Computing P.L.C.	46,666	6,995
	Corin Group P.L.C.	151,637	779,305
	Dechra Pharmaceuticals P.L.C.	204,340	947,457
	Ferraris Group P.L.C.	171,391	86,192
*	Genetix Group P.L.C.	151,246	159,977
*	Global Health Partners P.L.C.	932	1,795
	Goldshield Group P.L.C.	123,034	727,599
*	Gyrus Group P.L.C.	474,971	3,459,751
	Huntleigh Technology P.L.C.	149,461	1,126,484
*	Innovata P.L.C.	1,718,271	843,458
	iSOFT Group P.L.C.	737,364	572,797
	Isotron P.L.C.	79,175	1,273,850
*	MDY Healthcare P.L.C.	586,814	31,348
*	Medical Solutions P.L.C.	140,731	21,157
	Nestor Healthcare Group P.L.C.	345,217	971,509
*	Osmetech P.L.C.	66,935	32,560
*	Oxford Biomedica P.L.C.	1,764,734	974,447
*	Phytopharm P.L.C.	111,349	102,550
*	Pinnacle Staffing Group P.L.C.	303,219	56,625
*	Protherics P.L.C.	996,238	1,254,665
*	Provalis P.L.C.	796,584	4,698
	Ransom (William) & Son P.L.C.	30,000	29,781
*	SkyePharma P.L.C.	1,738,458	779,573
	SSL International P.L.C.	738,967	4,925,400
	Theratase P.L.C.	138,068	155,459
*	Vernalis P.L.C.	1,131,506	1,287,710
Total Health Care			30,099,953

Industrials — (31.8%)
*	AEA Technology P.L.C.	539,970	983,833
	Aggreko P.L.C.	979,669	7,595,866
	Air Partner P.L.C.	35,296	553,641
*	Airflow Streamlines P.L.C.	20,500	23,574

5

		Shares	Value††
	Alumasc Group P.L.C.	131,547	$447,505
	Amec P.L.C.	683,554	5,583,651
	Arriva P.L.C.	577,614	7,916,086
	Ashtead Group P.L.C.	1,337,718	3,785,038
	Atkins (WS) P.L.C.	351,983	5,875,761
*	Autologic Holdings P.L.C.	96,590	215,243
*	Avis Europe P.L.C.	3,154,308	4,574,678
	Babcock International Group P.L.C.	784,072	6,183,785
*	Bailey (C.H.) P.L.C.	20,950	38,178
*	BB Holdings, Ltd.	8,709	26,287
	Black Arrow Group P.L.C.	56,500	87,742
	Bodycote International P.L.C.	1,195,464	5,806,989
	Braemar Seascope Group P.L.C.	73,913	517,655
	Brammer P.L.C.	166,307	746,820
	BSS Group P.L.C.	409,205	3,357,098
	Business Post Group P.L.C.	199,404	1,830,373
	Camellia P.L.C.	2,437	406,242
	Carillion P.L.C.	1,066,439	8,061,777
*	Carlisle Group, Ltd.	3,484	6,947
	Carr’s Milling Industries P.L.C.	31,055	352,890
	Carter & Carter Group P.L.C.	41,794	754,607
	Castings P.L.C.	163,887	773,359
	Charles Taylor Consulting P.L.C.	143,225	1,077,242
*	Charter P.L.C.	561,590	9,588,551
	Chemring Group P.L.C.	117,719	3,618,352
	Chloride Group P.L.C.	973,598	2,826,721
	Christie Group P.L.C.	53,263	247,219
	Clarke (T.) P.L.C.	148,717	656,426
	Clarkson P.L.C.	54,733	781,963
	Communisis P.L.C.	577,296	1,005,952
	Cookson Group P.L.C.	694,799	8,116,894
*	Corporate Services Group P.L.C.	3,685,688	455,768
*	Costain Group P.L.C.	1,306,155	1,577,193
*	Danka Business Systems P.L.C.	1,029,605	356,621
	Dart Group P.L.C.	296,000	722,236
	Datamonitor P.L.C.	261,086	2,320,640
	Davis Service Group P.L.C.	645,338	6,469,953
	De La Rue P.L.C.	632,781	7,999,202
	Dewhurst P.L.C. Class A Non-Voting	15,500	53,332
	Dewhurst P.L.C. ORD	9,000	37,153
	Domino Printing Sciences P.L.C.	421,643	2,342,622
*	easyJet P.L.C.	1,032,000	12,100,378
	Eleco P.L.C.	104,685	173,422
	Enodis P.L.C.	1,616,238	6,519,159
	Enterprise P.L.C.	270,194	2,772,277
	Fenner P.L.C.	596,817	2,360,846
	FKI P.L.C.	2,068,038	4,066,788
	Forth Ports P.L.C.	171,300	6,793,929
*	Fortress Holdings P.L.C.	120,728	6,526
	Galliford Try P.L.C.	1,054,108	3,055,738
	Gibbs & Dandy P.L.C.	37,672	285,082
	Gleeson (M.J.) Group P.L.C.	189,545	1,323,843
	Glotel P.L.C.	119,419	139,949
	Go-Ahead Group P.L.C.	167,245	6,980,692
*	Hampson Industries P.L.C.	320,091	978,751

6

		Shares	Value††
*	Harvey Nash Group P.L.C.	226,666	$266,413
	Havelock Europa P.L.C.	123,687	343,814
	Heath (Samuel) & Sons P.L.C.	7,500	72,242
	Helphire Group P.L.C.	543,376	4,040,587
*	Heywood Williams Group P.L.C.	297,460	645,261
	Homeserve P.L.C.	238,474	8,489,111
	Hyder Consulting P.L.C.	159,637	1,255,779
	Interserve P.L.C.	422,266	3,219,794
	Intertek Group P.L.C.	512,085	7,791,522
*	Invensys P.L.C.	1,929,073	9,948,540
	Ite Group P.L.C.	966,080	2,857,186
	James Halstead P.L.C.	104,416	971,192
	Johnson Service Group P.L.C.	206,862	1,392,897
	Keller Group P.L.C.	239,418	3,816,583
	Kier Group P.L.C.	128,597	5,365,390
	Laing (John) P.L.C.	848,681	6,722,929
	Latchways P.L.C.	40,210	988,668
	Lavendon Group P.L.C.	140,454	888,948
	Lincat Group P.L.C.	19,000	232,141
	Litho Supplies P.L.C.	20,000	23,647
*	Lorien P.L.C.	60,000	51,335
	Low & Bonar P.L.C.	707,849	1,778,455
	Management Consulting Group P.L.C.	1,055,808	821,195
	McAlpine (Alfred) P.L.C.	383,618	4,277,463
	Metalrax Group P.L.C.	508,719	656,005
	Michael Page International P.L.C.	1,224,495	9,837,808
	Mitie Group P.L.C.	1,150,518	5,113,659
*	Molins P.L.C.	68,000	170,053
	Morgan Crucible Company P.L.C.	1,125,473	5,712,856
	Morgan Sindall P.L.C.	146,726	3,577,400
	Mouchel Parkman P.L.C.	396,112	3,181,010
	MS International P.L.C.	71,500	225,240
	MSB International P.L.C.	30,748	43,256
	National Express Group P.L.C.	25,000	507,322
	New Avesco P.L.C.	29,998	69,410
	Northern Recruitment Group P.L.C.	36,500	93,942
	Northgate P.L.C.	252,005	5,594,284
	Ocean Wilsons Holdings, Ltd.	84,250	807,380
*	OneSource Services, Inc.	544	6,722
	OPD Group P.L.C.	95,878	802,964
	Parkwood Holdings P.L.C.	72,980	143,355
*	Penna Consulting P.L.C.	91,728	124,516
*	Planestation Group P.L.C.	76,551	0
	Quantica P.L.C.	245,300	147,535
	Radstone Technology P.L.C.	102,913	829,818
*	Regus Group P.L.C.	3,628,946	7,964,410
	Reliance Security Group P.L.C.	49,710	630,410
*	Renold P.L.C.	270,995	568,728
	Ricardo P.L.C.	220,336	1,257,233
	Robert Walters P.L.C.	291,175	1,618,375
	ROK P.L.C.	108,636	1,623,447
	RPS Group P.L.C.	730,729	3,830,728
	Salvesen (Christian) P.L.C.	950,714	1,250,510
	Senior P.L.C.	1,436,031	1,753,286
	Serco Group P.L.C.	235,235	1,682,214

7

		Shares	Value††
	Severfield-Rowan P.L.C.	84,679	$2,324,776
	Shanks Group P.L.C.	884,042	4,066,929
	SIG P.L.C.	445,720	8,486,122
	Smart (J.) & Co. (Contractors) P.L.C.	22,500	359,365
	Speedy Hire P.L.C.	173,508	3,663,230
	Spirax-Sarco Engineering P.L.C.	260,136	4,851,130
	Spring Group P.L.C.	596,238	766,339
	Stagecoach Group P.L.C.	1,865,823	5,222,844
*	Stanelco P.L.C.	2,148,370	49,926
	Tarsus Group P.L.C.	87,549	396,896
	TDG P.L.C.	305,448	1,492,992
	Teesland P.L.C.	482,546	1,094,975
	Tex Holdings P.L.C.	14,000	28,293
*	The 600 Group P.L.C.	218,038	231,321
	Thorpe (F.W.) P.L.C.	24,000	258,265
*	Tinsley (Eliza) Group P.L.C.	19,844	3,511
*	Trafficmaster P.L.C.	517,604	599,284
*	Tribal Group P.L.C.	50,000	133,742
	Trifast P.L.C.	330,473	463,869
	Ultra Electronics Holdings P.L.C.	256,052	5,445,732
	Umeco P.L.C.	177,143	1,513,874
*	Universal Salvage P.L.C.	104,608	271,690
* #	Volex Group P.L.C.	241,088	592,209
	Vp P.L.C.	166,643	945,236
	VT Group P.L.C.	662,229	5,851,832
	Waterman Group P.L.C.	74,473	247,359
	Watermark Group P.L.C.	189,106	128,361
	Weir Group P.L.C.	769,429	7,937,032
	Whatman P.L.C.	490,239	2,496,979
	White Young Green P.L.C.	154,390	1,288,710
*	Wilshaw P.L.C.	198,409	15,113
	Wincanton P.L.C.	417,586	2,921,463
	WSP Group P.L.C.	254,125	2,490,277
	XP Power P.L.C.	73,546	617,770
Total Industrials			357,659,459

Information Technology — (9.9%)
	Abacus Group P.L.C.	271,924	1,001,990
	Acal P.L.C.	98,344	572,347
	Alphameric P.L.C.	486,081	505,598
*	Alterian P.L.C.	151,434	300,727
	Amstrad P.L.C.	311,793	908,466
	Anite Group P.L.C.	1,273,342	2,033,111
*	ARC International P.L.C.	546,440	325,361
*	Autonomy Corp. P.L.C.	602,901	6,141,865
	Aveva Group P.L.C.	243,405	3,425,476
	Axon Group P.L.C.	207,398	2,157,430
*	Bede P.L.C.	135,978	28,112
	CML Microsystems P.L.C.	28,361	89,887
	Compel Group P.L.C.	119,994	238,766
	Computacenter P.L.C.	377,178	1,827,695
*	CSR P.L.C.	107,309	1,402,906
	Detica Group P.L.C.	417,189	2,460,939
	Dialight P.L.C.	111,362	477,779
	Dicom Group P.L.C.	325,477	1,446,161

8

		Shares	Value††
*	Dimension Data Holdings P.L.C.	939,000	$820,576
	Diploma P.L.C.	83,772	1,284,623
	DRS Data & Research Services P.L.C.	26,825	20,034
*	E2V Technologies P.L.C.	25,000	162,745
	Electrocomponents P.L.C.	1,319,110	7,326,861
	Electronic Data Processing P.L.C.	55,200	66,696
*	Eurodis Electron P.L.C.	2,118,657	43,730
	Filtronic P.L.C.	226,882	806,566
*	Financial Objects P.L.C.	17,000	16,669
	GB Group P.L.C.	415,333	298,598
* #	Gresham Computing P.L.C.	180,019	493,240
	Halma P.L.C.	1,554,692	6,601,320
	ICM Computer Group P.L.C.	64,101	328,776
*	Imagination Technologies Group P.L.C.	664,715	1,284,138
	Independent Media Distribution P.L.C.	21,621	15,886
*	Innovation Group P.L.C.	1,562,355	869,457
*	Intec Telecom Systems P.L.C.	983,242	677,392
	Intelek P.L.C.	99,880	28,213
*	Kewill Systems P.L.C.	309,597	453,937
	Laird Group P.L.C.	685,436	5,123,060
	Macro 4 P.L.C.	68,736	282,109
	Microgen P.L.C.	307,694	339,549
	Misys P.L.C.	1,682,514	7,130,234
	Morse P.L.C.	450,565	975,687
	MTL Instruments Group P.L.C.	71,580	615,364
*	nCipher P.L.C.	99,572	522,548
	Netstore P.L.C.	143,737	84,864
	Northgate Information Solutions P.L.C.	1,787,107	2,975,516
*	NSB Retail Systems P.L.C.	1,119,725	645,770
	Oxford Instruments P.L.C.	136,455	649,463
*	Parity Group P.L.C.	7,621	11,457
*	Planit Holdings P.L.C.	235,000	130,228
*	Plasmon P.L.C.	259,985	84,259
	Premier Farnell P.L.C.	1,368,932	5,124,692
	Psion P.L.C.	462,761	1,036,947
*	Raymarine P.L.C.	254,160	2,103,500
	Renishaw P.L.C.	222,795	3,368,835
*	Retail Decisions P.L.C.	258,904	1,036,619
	Revenue Assurance Services P.L.C.	30,304	66,268
	RM P.L.C.	359,199	1,205,034
	Rotork P.L.C.	306,541	4,873,780
	Royalblue Group P.L.C.	125,646	2,349,598
*	SCi Entertainment Group P.L.C.	103,261	993,425
*	Scipher P.L.C.	34,563	764
*	SDL P.L.C.	229,834	963,034
*	Servicepower Technologies P.L.C.	235,191	59,719
	Spectris P.L.C.	508,179	6,886,545
*	Spirent Communictions P.L.C.	2,769,967	2,972,574
*	Superscape Group P.L.C.	302,847	77,478
*	Surfcontrol P.L.C.	104,638	875,089
*	Tadpole Technology P.L.C.	427,207	9,480
	Telent P.L.C.	242,183	2,262,010
*	Telspec P.L.C.	25,000	3,747
	Trace Group P.L.C.	33,552	65,625
	TT electronics P.L.C.	531,652	2,297,013

9

		Shares	Value††
	Vega Group P.L.C.	69,342	$277,445
	Vislink P.L.C.	525,520	1,044,279
*	Wolfson Microelectronics P.L.C.	429,349	2,320,779
*	Workplace Systems International P.L.C.	238,739	15,317
	XAAR P.L.C.	220,887	969,107
	XANSA P.L.C.	1,086,619	1,572,454
	Zetex P.L.C.	276,462	321,227
Total Information Technology			111,666,565

Materials — (3.3%)
*	Amberley Group P.L.C.	200,000	41,281
*	API Group P.L.C.	103,483	174,529
	Baggeridge Brick P.L.C.	136,350	542,710
	British Polythene Industries P.L.C.	97,215	832,124
	Carclo P.L.C.	180,595	294,743
	Chamberlin & Hill P.L.C.	18,000	69,012
	Chapelthorpe P.L.C.	656,803	93,560
*	Coral Products P.L.C.	50,000	17,874
	Croda International P.L.C.	495,398	5,266,002
	Cropper (James) P.L.C.	22,000	74,050
	Delta P.L.C.	474,097	1,387,742
	DS Smith P.L.C.	1,410,480	4,987,628
	Dyson Group P.L.C.	116,928	431,075
	Elementis P.L.C.	1,680,525	2,714,443
	Ennstone P.L.C.	1,455,712	1,362,118
	Filtrona P.L.C.	724,553	3,910,369
	Hill & Smith Holdings P.L.C.	228,223	1,123,429
*	Inveresk P.L.C.	150,000	51,403
	Macfarlane Group P.L.C.	378,287	214,156
	Marshalls P.L.C.	662,347	4,555,502
*	OpSec Security Group P.L.C.	117,822	169,549
	Porvair P.L.C.	139,099	334,796
	RPC Group P.L.C.	335,324	1,630,491
*	Scapa Group P.L.C.	456,918	261,331
*	Scarborough Minerals P.L.C.	14,622	12,348
	Treatt P.L.C.	14,957	96,659
	UCM Group P.L.C.	41,980	54,764
	Victrex P.L.C.	307,403	4,306,323
	Yule Catto & Co. P.L.C.	521,859	2,320,579
	Zotefoams P.L.C.	96,852	191,940
Total Materials			37,522,530

Other — (0.0%)
*	Aries Insurance Services P.L.C.	62,500	0
*	Full Circle Future, Ltd.	135,600	0
*	Garton Engineering P.L.C.	10,248	0
*	Industrial & Commercial Holdings P.L.C.	5,000	147
*	Pisces Property Services P.L.C.	62,500	0
*	Richmond Oil & Gas P.L.C.	220,000	0
*	RMS Communications P.L.C.	15,000	0
*	Secure Ventures (No. 6) P.L.C.	62,500	0
*	Secure Ventures (No. 7) P.L.C.	62,500	0
*	SFI Holdings, Ltd. Series A	26,713	16,278
*	Tandem Group P.L.C.	327,365	0
*	Terence Chapman Group P.L.C.	62,500	390

10

		Shares	Value††
*	Whitecroft P.L.C.	105,000	$0
*	Wraith P.L.C.	1,400	2,507
Total Other			19,322

Telecommunication Services — (0.8%)
*	Colt Telecom Group P.L.C.	858,120	2,278,846
	Kingston Communications P.L.C.	1,328,979	1,821,967
*	Redstone P.L.C.	1,259,104	181,626
	Telecom Plus P.L.C.	222,635	605,928
*	Thus Group P.L.C.	549,382	1,817,924
*	Vanco P.L.C.	232,704	1,860,376
Total Telecommunication Services			8,566,667

Utilities — (1.1%)
	Dee Valley Group P.L.C.	4,214	98,181
	Hydro International P.L.C.	27,669	80,956
	Northumbrian Water Group P.L.C.	375,602	2,230,786
	Viridian Group P.L.C.	393,733	10,232,827
Total Utilities			12,642,750

TOTAL COMMON STOCKS			1,116,082,174

11

		Shares	Value††
RIGHTS/WARRANTS — (0.0%)
*	Innovation Group P.L.C. Rights 12/11/06	624,942	$87,591
*	Letter of Entitlements - Audemars Piguet	90,242	0
*	Planestation Group P.L.C. Warrants 01/13/11	229,653	0
*	SFI Holdings, Ltd. Litigation Certificate	26,713	0
*	Ultraframe Litigation Notes	319,285	0

TOTAL RIGHTS/WARRANTS			87,591

		Face Amount	Value†
		(000)
TEMPORARY CASH INVESTMENTS — (0.8%)
@	Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $5,768,675 FHLMC 5.000%, 04/15/34, valued at $5,811,152) to be repurchased at $5,697,208	$5,696	5,696,368
	Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,108,000 FHLMC 5.82%, 06/01/36, valued at $3,019,439) to be repurchased at $2,974,429	2,974	2,974,000

TOTAL TEMPORARY CASH INVESTMENTS			8,670,368

TOTAL INVESTMENTS - (100.0%)
(Cost $722,319,437)			$1,124,840,133

See accompanying Notes to Financial Statements.

12

THE CONTINENTAL SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

AUSTRIA — (1.9%)
COMMON STOCKS — (1.9%)
	Agrana Beteiligungs AG	17,295	$1,699,166
	Andritz AG	27,387	5,297,646
	Austria Email AG	715	5,552
* #	Austrian Airlines AG	42,784	408,832
	BKS Bank AG	520	66,559
	Boehler-Uddeholm AG	104,608	6,662,280
* #	BWIN Interactive Entertainment AG	40,984	908,758
#	BWT AG	24,819	1,088,166
*	CA Immobilien Anlagen AG	134,542	3,911,619
*	Christ Water Techology AG	24,819	397,276
	Constantia Packaging AG	21,263	1,052,655
*	Conwert Immobilien Invest AG	54,426	1,179,177
	Eybl International AG	3,191	54,015
	Flughafen Wien AG	32,850	3,013,369
	Frauenthal Holding AG	10,460	312,639
*	Intercell AG	51,979	1,131,914
#	Lenzing AG	3,948	1,233,606
*	Manner (Josef) & Co. AG	870	64,637
	Mayr-Melnhof Karton AG	11,760	2,133,121
	Oberbank AG	8,153	1,111,107
	Palfinger AG	11,176	1,367,107
*	RHI AG	65,590	3,007,637
	Rosenbauer International AG	2,134	246,715
*	S&T System Integration & Technology Distribution AG	5,233	262,220
	Schoeller-Bleckmann Oilfield Equipment AG	23,403	1,029,508
* #	Sparkassen Immobilien AG	58,185	697,173
	UBM Realitaetenentwicklung AG	1,440	89,639
	Uniqa Versicherungen AG	88,000	2,855,283
*	Wolford AG	5,946	236,974
TOTAL COMMON STOCKS			41,524,350

RIGHTS/WARRANTS — (0.0%)
*	Austrian Airlines AG Rights 11/27/06	42,784	567

TOTAL — AUSTRIA			41,524,917

BELGIUM — (2.9%)
COMMON STOCKS — (2.9%)
*	Abfin SA	2,560	0
	Ackermans & Van Haaren SA	74,360	5,493,855
	Arinso International SA	29,855	684,427
	Banque Nationale de Belgique	710	3,250,283
#	Barco NV	36,337	3,091,615
	Bekaert SA	41,401	4,805,839

1

		Shares	Value††
	Brantano Group NV	5,881	$290,017
	Brederode SA	12,180	462,940
	Carrieres Unies Porphyre SA	45	138,649
*	Cie Mobiliere Sauv S VV Strips	87	29
	Co.Br.Ha Societe Commerciale de Brasserie SA	115	229,461
	Cofinimmo SA	17,021	3,398,764
	Compagnie du Bois Sauvage	87	35,603
	Compagnie Francois d’Entreprises (CFE)	2,080	2,378,853
	Compagnie Immobiliere de Belgique SA	7,453	423,764
#	Compagnie Maritime Belge SA	55,208	2,175,379
	Cumerio	9,586	219,363
	Deceuninck NV	63,700	1,900,978
	Distrigaz	57	331,665
	Dolmen Computer Applications NV	14,860	219,341
	D’Ieteren NV SA	9,168	3,077,719
#	Duvel Moorgat SA	8,788	454,997
	Econocom Group SA	38,283	317,139
* #	Elia System Operator SA NV	80,232	3,188,527
	Euronav SA	56,185	1,749,635
	EVS Broadcast Equipment SA	5,500	296,087
	Exmar NV	52,575	1,569,732
	Floridienne SA	2,033	212,122
*	ICOS Vision Systems NV	19,613	775,576
	Image Recognition Integrated Systems (I.R.I.S.)	3,234	178,719
*	Innogenetics NV	75,886	946,551
*	Integrated Production & Test Engineering NV	9,275	57,242
*	International Brachtherapy SA	16,544	171,511
* #	Ion Beam Application SA	49,701	1,263,562
	Kinepolis	10,703	605,282
*	Laundry Systems Group	14,485	217,495
	Lotus Bakeries SA	1,401	373,868
	Melexis NV	70,385	1,293,156
	Nord-Sumatra Investissements SA	650	521,588
	Omega Pharma SA	63,035	4,368,461
* #	Option NV	79,228	1,102,123
*	Papeteries Catala SA	315	75,090
*	Picanol	16,120	265,667
	Quick Restaurants SA	27,247	1,353,582
* #	Real Software SA	218,853	150,753
	Recticel SA	47,637	619,783
*	Resilux	3,440	189,581
	Rosier SA	655	127,070
	Roularta Media Group NV	10,137	772,018
	Sapec SA	3,635	434,599
*	SAPEC SA Strip VVPR	75	241
#	Sioen Industries NV	40,931	487,542
	Sipef NV	1,685	479,765
	Societe Anonyme Des Glaces de Moustier-sur-Sambre	13,370	925,891
*	Spector Photo Group SA	5,408	7,164
*	Systemat-Datarelay SA	14,672	112,877
	Ter Beke NV	2,281	199,386
	Tessenderlo Chemie NV	66,759	2,782,113
	Unibra SA	1,600	201,566
	Van De Velde NV	18,785	939,200
	VPK Packaging Group SA	12,678	598,901

2

		Shares	Value††
	Warehouses De Pauw SCA	10,753	$664,110
* #	Zenitel	20,197	81,909

TOTAL — BELGIUM			63,740,725

DENMARK — (3.6%)
COMMON STOCKS — (3.6%)
	Aktieselskabet Ringkjoebing Bank A.S.	3,170	450,202
* #	Aktieselskabet Roskilde Bank A.S.	14,170	1,635,879
*	Alk-Abello A.S.	15,055	3,243,385
* #	Alm. Brand A.S.	28,360	1,792,181
	Amagerbanken A.S.	25,720	1,771,828
#	Ambu A.S.	7,460	132,565
	Arkil Holdings A.S. Series B	670	112,893
#	Auriga Industries A.S. Series B	29,250	759,971
#	Bang & Olufsen Holding A.S. Series B	27,637	3,356,076
* #	Bavarian Nordic A.S.	8,530	792,964
	Biomar Holding A.S.	8,498	334,032
*	BoConcept Holding A.S.	3,750	227,687
* #	Bonusbanken A.S.	51,355	400,502
	Bording (F.E.) A.S. Series B	600	84,192
	Brodrene Hartmann A.S. Series B	5,865	236,824
*	Brondbyernes I.F. Fodbold A.S. Series B	5,800	70,647
* #	Capinordic AS	100,000	512,642
*	Dampskibsselskabet Norden A.S.	840	711,270
#	Dampskibsselskabet Torm A.S.	49,460	3,035,749
*	Danionics A.S. Series A	14,000	79,461
#	Dantherm Holding A.S.	13,100	220,035
*	Danware A.S.	5,185	85,705
	DFDS A.S.	11,760	1,444,978
#	DiBa Bank A.S.	1,433	481,473
	Dicentia A.S.	6,000	42,169
	Djursland Bank A.S.	770	96,466
#	DLH A.S. Series B	27,900	514,438
	East Asiatic Co., Ltd.	50,573	2,965,940
#	EDB Gruppen A.S.	5,780	246,789
	Fionia Bank A.S. Rights	2,868	825,637
	FLSmidth & Co. A.S.	73,180	4,268,887
#	Fluegger A.S. Series B	4,023	483,444
	Forstaedernes Bank A.S.	10,422	1,514,302
*	Genmab A.S.	63,829	3,085,364
	Glunz & Jensen A.S.	2,870	40,314
	GPV Industi A.S.	1,700	98,194
#	H&H International A.S. Series B	1,520	454,346
	Hadsten Bank A.S.	555	161,448
#	Harboes Bryggeri A.S.	8,250	359,549
	Hedegaard (Peder P.) A.S.	1,360	138,949
	Hojgaard Holding A.S. Series B	2,500	104,471
#	IC Companys A.S.	30,105	1,855,997
*	Incentive A.S.	3,575	11,750
	ITH Industri Invest A.S.	3,600	138,044
	Lan & Spar Bank A.S.	3,800	303,789
*	Lastas A.S. Series B	6,000	119,000
	Lollands Bank A.S.	750	56,656
*	Maconomy A.S.	37,500	97,508

3

		Shares	Value††
	Migatronic A.S. Series B	400	$21,364
* #	Mols-Linien A.S.	3,800	324,348
* #	NeuroSearch A.S.	19,290	680,620
	NKT Holding A.S.	49,245	4,048,448
	Nordjyske Bank A.S.	17,250	582,917
#	Norresundby Bank A.S.	535	320,021
	NTR Holdings A.S.	2,530	37,081
	Ostjydsk Bank A.S.	1,542	310,498
*	Parken Sport & Emtertainment A.S.	1,900	477,648
	Per Aarsleff A.S. Series B	3,295	283,746
*	Pharmexa A.S.	59,540	174,883
	Ringkjoebing Landbobank Aktieselskab A.S.	11,560	2,259,761
	Roblon A.S. Series B	470	75,065
	Rockwool International A.S.	24,520	3,844,946
	Royal Unibrew A.S.	10,615	1,245,240
* #	RTX Telecom A.S.	14,000	210,222
	Salling Bank A.S.	750	122,752
	Sanistal A.S. Series B	2,686	393,933
*	SAS AB	34,300	506,192
#	Satair A.S.	7,125	321,539
#	Schouw & Co. A.S.	20,235	1,303,254
	SimCorp A.S.	11,740	2,572,490
	Sjaelso Gruppen A.S.	4,438	1,491,490
	SKAKO Industries A.S.	3,930	214,795
	Skjern Bank A.S.	2,230	340,511
#	Sondagsavisen A.S.	36,665	556,442
#	Spar Nord Bank A.S.	94,575	2,212,271
#	Sparbank Vest A.S.	9,485	782,400
#	Sparekassen Faaborg A.S.	721	428,005
	Sydbank A.S.	81,720	3,478,524
	Thrane & Thrane A.S.	6,858	402,082
#	Tivoli A.S.	862	681,987
* #	TK Development A.S.	65,956	994,114
*	Topdanmark A.S.	28,300	4,518,406
*	TopoTarget A.S.	62,900	344,606
	Vestfyns Bank A.S.	340	76,241
	Vestjysk Bank A.S.	19,850	1,086,160
TOTAL COMMON STOCKS			77,681,594

RIGHTS/WARRANTS — (0.0%)
*	Danionics A.S. Rights 12/12/06	14,000	20,768

TOTAL — DENMARK			77,702,362

FINLAND — (5.0%)
COMMON STOCKS — (5.0%)
	Alandsbanken AB Series B	18,190	585,243
*	Aldata Solutions Oyj	194,535	426,688
	Alma Media Corp.	256,900	2,858,993
	Amanda Capital Oyj	67,120	288,403
	Amer Sports Oyj Series A	269,460	6,151,529
	Aspo Oyj	70,175	611,346
* #	Aspocomp Group Oyj	42,026	115,696
	BasWare Oyj	34,550	571,540

4

		Shares	Value††
*	Benefon Oyj	686,900	$227,898
*	Biohit Oyj	9,400	26,211
*	Biotie Therapies Oyj	159,354	364,660
	Capman Oyj Series B	12,485	44,134
*	Cencorp Oyj	89,510	62,764
*	Componenta Oyj	30,700	322,830
	Comptel Oyj	308,941	705,043
	Cramo P.L.C.	96,060	1,926,505
* #	Efore Oyj	129,540	228,955
	Elcoteq SE	66,810	959,562
	Elecster Oyj	2,200	15,128
#	Elektrobit Group Oyj	401,120	1,115,851
	eQ Oyj	132,200	729,330
	Etteplan Oyj	28,000	243,760
*	Evox Rifa Group Oyj	189,210	22,748
	Finnair Oyj	153,750	2,433,481
#	Finnlines Oyj	110,260	2,356,423
#	Fiskars Oyj Abp Series A	178,328	2,835,442
	F-Secure Oyj	447,078	1,312,882
#	HK Ruokatalo Oyj Series A	74,560	1,373,941
*	Honkarakenne Oyj Series B	15,330	113,854
#	Huhtamaki Oyj	322,600	6,066,404
	Ilkka-Yhtyma Oyj	32,460	439,293
*	Incap Oyj	36,800	120,181
	Julius Tallberg-Kiinteistoet Oyj Series B	4,500	108,523
	KCI Konecranes Oyj	255,800	6,520,673
	Kemira GrowHow Oyj	88,660	705,660
	Kemira Oyj	261,200	5,510,596
	Kyro Oyj Abp	128,140	694,794
	Laennen Tehtaat Oyj	17,820	505,123
	Lassila & Tikanoja Oyj	114,376	2,964,763
#	Lemminkainen Oyj	52,700	2,445,284
	Martela Oyj	1,060	9,279
	M-Real Oyj Series B	696,000	4,144,096
	Neomarkka Oyj	16,652	170,405
	Nokian Renkaat Oyj	379,540	7,879,410
	Nordic Aluminium Oyj	10,440	282,637
*	Okmetic Oyj	54,904	256,525
	OKO Bank P.L.C. Class A	101,080	1,631,283
	Olvi Oyj Series A	32,290	823,756
*	Oriola-KD Oyj	26,000	89,870
*	Oriola-KD Oyj	16,000	55,491
*	Orion Oyj Series A	26,000	542,966
*	Orion Oyj Series B	16,000	333,149
	Perlos Oyj	130,761	687,351
	PKC Group Oyj	48,390	719,744
	Ponsse Oyj	82,280	1,417,644
	Poyry Oyj	183,040	2,507,480
* #	Proha Oyj	198,232	107,837
	Raisio Group P.L.C.	375,423	931,541
	Ramirent Oyj	78,640	4,285,455
	Rapala VMC Oyj	116,640	982,706
	Raute Oyj Series A	10,390	167,334
#	Rocla Oyj	12,300	182,816
*	Satama Interactive Oyj	107,200	128,207

5

		Shares	Value††
	Scanfil Oyj	123,479	$440,154
	Sponda Oyj	159,511	2,247,293
#	SSH Communications Oyj	88,050	111,949
	Stockmann Oyj Abp Series A	36,330	1,741,609
#	Stockmann Oyj Abp Series B	93,438	4,532,822
*	Stonesoft Oyj	94,779	61,558
* #	Suominen Oyj	17,955	74,221
	SysOpen Digia Oyj	55,020	251,318
	Talentum Oyj	133,500	567,768
	Tecnomen Oyj	196,570	387,619
	Teleste Oyi	50,749	647,319
#	TietoEnator Oyj	13,000	371,162
	Tieto-X Oyj	22,800	133,273
	Tiimari P.L.C.	16,680	110,886
	Tulikivi Oyj	79,440	366,281
	Turkistuottajat Oyj	8,490	153,369
	Uponor Oyj Series A	203,800	6,680,088
#	Vacon Oyj	44,337	1,408,467
	Vaisala Oyj Series A	35,000	1,436,334
*	Viking Line AB	10,710	308,472
#	Wartsila Corp. Oyj Series B	35,000	1,693,501
	YIT Oyj	61,000	1,590,717
TOTAL COMMON STOCKS			108,765,296

RIGHTS/WARRANTS — (0.0%)
*	Biotie Therapies Oyj Rights 12/15/06	106,236	171,646
*	Tiimari P.L.C. Rights 12/20/06	16,680	6,737
TOTAL RIGHTS/WARRANTS			178,383

TOTAL — FINLAND			108,943,679

FRANCE — (10.6%)
COMMON STOCKS — (10.6%)
*	Actielec Technologies	21,981	81,624
	Affine	2,526	414,594
*	Akka Technologies SA	1,000	43,143
	Ales Groupe SA	33,613	767,461
*	Alten SA	56,620	1,830,025
* #	Altran Technologies SA	274,007	2,514,117
	Apem SA	1,000	95,840
	April Group SA	58,305	2,692,783
* #	Archos	14,076	659,773
#	Arkopharma	36,492	574,674
	Assystem	47,658	894,221
	Aubay SA	28,081	280,173
	Audika SA	22,509	563,096
*	Avanquest Software	15,329	317,943
*	Axorys SA	11,700	9,471
*	Baccarat SA	1,090	206,150
	Bacou-Dalloz	17,098	2,169,084
	Banque Tarneaud SA	1,430	355,749
	Beneteau SA	37,099	3,960,577
*	Bigben Interactive	2,100	8,522
	Boiron SA	19,537	457,110

6

		Shares	Value††
	Boizel Chanoine Champagne SA	5,724	$328,838
	Bonduelle SA	12,181	1,535,691
	Bongrain SA	14,306	1,323,936
#	Bourbon SA	63,632	3,423,909
	Bricorama SA	10,279	597,064
*	Bull SA	4	3
*	Bull SA	185,401	1,146,768
	Burelle SA	4,030	970,777
*	Cafom SA	1,200	35,688
#	Canal Plus SA	280,788	2,886,205
	Carbone Lorraine SA	46,232	2,657,687
* #	CBo Territoria	28,320	113,713
#	Cegedim SA	10,099	885,210
#	Cegid SA	20,276	954,080
*	Cesar SA	142,196	160,128
	CFF Recycling SA	84,608	3,118,914
*	Cibox Inter@ctive SA	232,424	77,395
	Clarins SA	10,264	757,127
* #	Club Mediterranee SA	43,377	2,461,010
* #	Compagnie Generale de Geophysique SA	37,105	7,450,386
	Compagnie Industrielle et Financiere D’Entreprises	300	69,528
	Compagnie International Andre Trigano SA	983	31,522
*	CS Communication et Systemes	7,938	226,016
*	Cybergun	5,682	94,145
	Damartex SA	22,900	1,020,125
*	Dane-Elec Memory SA	65,202	332,207
#	Delachaux SA	23,700	1,612,945
	Didot-Bottin SA	1,620	123,577
*	Dollfus Mieg & Cie SA	35,375	117,102
*	Dynaction SA	10,660	182,151
#	Electricite de Strasbourg	23,784	5,454,673
	Encres Dubuit SA	4,176	42,942
*	Entrepose Contracting	3,400	215,717
	Esso SA	927	202,649
*	Etablissements Gantois Series A	647	6,440
	Etam Developpement SA	23,047	2,136,172
* #	Euro Disney SCA	4,981,489	464,241
	Evialis SA	3,664	174,511
	Exel Industries SA	5,582	432,331
	Explosifs et de Produits Chimiques	524	272,720
* #	Faurecia SA	31,964	2,181,104
	Fimalac SA	111,143	10,117,109
#	Fininfo SA	11,236	180,863
	Finuchem SA	18,083	444,789
	Fleury Michon SA	4,019	237,165
	Foncia Groupe	37,816	1,843,844
	Francois Freres (Tonnellerie) SA	3,839	172,822
	Gascogne SA	7,112	686,250
	Gaumont SA	14,607	1,258,040
*	GECI International	52,548	189,417
#	Generale de Sante	109,455	4,479,277
	Geodis SA	14,348	2,703,601
	Gevelot SA	3,584	273,549
	GFI Informatique SA	126,539	1,010,725
* #	Gifi	7,579	301,007

7

		Shares	Value††
*	Ginger (Groupe Ingenierie Europe)	10,357	$235,645
	GL Events	34,299	1,570,350
*	GPe Pizzorno	1,400	68,345
	Grands Moulins de Strasbourg	110	105,180
*	Groupe Ares SA	17,281	58,962
*	Groupe Ares SA	4,713	16,103
	Groupe Crit	24,673	1,091,825
*	Groupe Flo SA	22,019	268,093
* #	Groupe Go Sport SA	2,740	232,156
	Groupe Guillin SA	1,200	102,742
*	Groupe Open SA	22,246	393,129
#	Groupe Steria SCA	48,989	2,961,054
	Guerbet SA	5,997	1,065,307
	Guyenne et Gascogne SA	26,000	3,523,059
	Haulotte Group SA	53,790	1,383,139
#	Havas SA	1,035,703	5,718,435
	Idsud	2,227	135,834
*	IEC Professionnel Media	27,153	71,939
	IMS International Metal Service SA	51,946	1,415,284
* #	Infogrames Entertainment SA	311,327	295,863
* #	Ingenico SA	77,060	1,943,957
	Ipsos SA	64,032	2,335,155
	Kaufman et Broad SA	34,770	2,074,816
	Lafuma SA	6,232	458,380
	Laurent-Perrier Group	12,172	1,264,147
	Lectra	85,992	613,199
	Lisi SA	8,334	612,338
	Locindus	20,056	976,595
*	LVL Medical Groupe SA	24,346	403,700
*	Maisons Franc	10,194	746,993
	Manitou BF SA	44,368	2,111,427
	Manutan International SA	13,920	820,203
* #	Metaleurop SA	35,449	394,264
	MGI Coutier SA	2,753	91,065
	MoneyLine SA	11	568
	Montupet SA	32,450	646,173
	Mr. Bricolage SA	23,846	551,444
*	Naturex	4,887	340,337
	Nexans SA	78,576	8,466,202
*	Nexity	42,090	2,850,881
	Norbert Dentressangle	12,697	1,119,996
#	NRJ Group	177,024	3,289,449
#	Oberthur Card Systems SA	117,901	789,458
*	Oeneo	102,487	264,951
* #	Orpea	51,311	4,430,524
*	Osiatis	1,400	11,786
	Paris Orleans et Cie SA	2,832	1,004,568
	Passat SA	8,835	99,929
* #	Penauille Polyservices SA	47,072	751,033
	Petit Forestier SA	11,101	851,022
	Pierre & Vacances	12,899	1,628,944
	Plastic Omnium SA	30,846	1,524,699
	Plastivaloire SA	4,552	137,960
	Prosodie SA	14,386	428,442
	Provimi SA	57,248	2,659,079

8

		Shares	Value††
	PSB Industries SA	8,438	$401,039
	Radiall SA	5,387	656,543
	Rallye SA	80,915	4,555,722
	Remy Cointreau SA	57,495	3,461,290
*	Rhodia SA	874,663	2,814,806
	Robertet SA	3,167	503,604
	Rodriguez Group SA	23,307	1,138,894
	Rougier SA	2,040	331,737
	Rubis SA	23,685	1,949,121
*	S.T. Dupont SA	39,440	5,746
	Sabeton SA	13,500	221,684
*	Saft Groupe SA	12,916	419,394
	SAMSE SA	8,800	948,609
	Sasa Industries SA	4,969	215,018
#	SCOR SA	2,821,430	8,068,730
	SEB SA	24,264	3,434,130
	Sechilienne SA	44,000	2,211,285
	Securidev SA	2,500	68,042
	Signaux Girod SA	894	78,176
*	SIICinvest	20,056	70,387
*	Smoby SA	1,172	61,714
	Societe de Developpement Regional de la Bretagne	5,106	28,990
#	Societe des Bains de Mer et du Cercle des Etrangers a Monaco	4,615	3,043,303
	Societe Immobiliere de Location pour L’industrie et le Commerce	23,530	3,496,139
	Societe Industrielle D’Aviations Latecoere SA	21,731	648,314
*	Societe Marseillaise du Tunnel Prado Carenage	500	115,384
	Societe Pour l’Informatique Industrielle SA	5,844	318,164
	Sogeclair SA	1,463	69,860
*	Soitec S.A.	76,307	2,574,148
*	Solving International SA	7,510	67,729
	Somfy SA	22,900	5,741,319
#	Sopra Group SA	23,668	1,802,920
	Spir Communication SA	6,553	994,020
	Stallergenes SA	24,076	1,058,990
	Ste Virbac SA	16,735	998,450
	STEF-TFE SA	29,698	1,620,997
	Sucriere de Pithiviers-Le-Vieil	1,825	1,880,396
*	Sylis SA	23,228	121,807
	Synergie SA	22,616	972,234
*	Team Partners Group SA	78,410	128,738
*	Teamlog SA	34,132	162,959
#	Teleperformance SA	121,237	4,679,580
	Tessi SA	5,050	321,819
*	Theolia SA	48,468	812,085
	Tipiak SA	518	52,815
	Toupargel-Agrigel SA	21,016	1,137,468
#	Trigano SA	32,572	1,533,397
* #	UbiSoft Entertainment SA	41,992	2,651,023
	Union Financiere de France Banque SA	16,369	1,035,852
* #	Valtech	214,241	170,584
	Viel et Compagnie	162,852	1,056,306
	Vilmorin et Cie SA	19,383	1,591,854
	VM Materiaux SA	5,966	530,636
	Vranken Pommery Monopole	9,879	641,011
	XRT	84,075	176,463

TOTAL COMMON STOCKS			230,329,488

9

		Shares	Value††
RIGHTS/WARRANTS — (0.0%)
*	Ales Groupe SA Warrants 03/23/09	316	$2,976
*	Etablissements Gantois Warrants 07/31/07	1,941	4,113
*	Groupe Ares SA Warrants	4,713	0
*	Groupe Focal SA Warrants 02/21/10	466	0
*	SCOR SA Rights 11/29/06	602,627	71,828
TOTAL RIGHTS/WARRANTS			78,917

TOTAL — FRANCE			230,408,405

GERMANY — (11.7%)
COMMON STOCKS — (11.7%)
*	3U Telecom AG	117,766	104,578
	A.S. Creation Tapeton AG	6,853	344,868
*	AAP Implantate AG	47,250	157,238
*	Aareal Bank AG	93,834	3,759,664
*	Abacho AG	29,174	60,871
*	AC-Service AG	13,512	102,951
	ADCapital AG	33,040	453,188
* #	Adlink Internet Media AG	65,430	1,325,905
*	ADVA AG Optical Networking	94,876	960,372
	Agrob AG	5,800	86,272
* #	Aixtron AG	241,952	1,022,979
*	Allbecon AG	21,017	160,331
	Amadeus Fire AG	13,705	237,949
*	Analytik Jena AG	11,215	103,447
	Andreae-Noris Zahn AG	27,200	1,330,814
*	Artnet AG	14,689	172,143
	Atoss Software AG	10,108	105,519
*	Augusta Technologie AG	20,966	326,002
	AWD Holding AG	92,651	3,807,873
*	AZEGO AG	16,940	8,316
#	Baader Wertpapierhandelsbank AG	142,376	732,072
#	Balda AG	128,088	1,082,625
*	Basler AG	8,861	143,302
	Beate Uhse AG	56,241	312,900
	Bechtle AG	35,008	887,363
*	Bertrandt AG	23,282	370,434
*	Beta Systems Software AG	5,700	35,653
	BHS Tabletop AG	2,800	47,264
	Bilfinger Berger AG	136,777	8,524,911
*	Biolitec AG	26,843	268,914
#	Biotest AG	19,346	702,466
*	BKN International AG	26,631	108,658
* #	BMP AG	50,479	131,087
	Boewe Systec AG	15,333	975,853
*	Borussia Dortmund GmbH & Co. KGaA	119,605	358,808
*	Borussia Dortmund GmbH & Co. KGaA	59,574	179,095
*	Borussia Dortmund GmbH & Co. KGaA Issue 06	29,333	88,183
*	Broadnet AG	36,856	323,567
* #	Business Media China AG	15,212	447,949
*	CBB Holding AG	102,602	7,881

10

		Shares	Value††
*	CEAG AG	20,670	$473,148
	Cenit AG Systemhaus	18,394	342,060
* #	CENTROTEC Sustainable AG	18,334	604,211
	Cewe Color Holding AG	12,921	554,148
*	ComBOTS AG	46,295	619,731
#	Comdirect Bank AG	125,995	1,482,572
	Computerlinks AG	16,965	328,397
*	Concord Effekten AG	11,528	43,044
*	Condomi AG	1,800	1,266
* #	Conergy AG	94,598	5,365,230
*	COR AG Insurance Technologies	19,180	76,371
#	CTS Eventim AG	53,393	1,816,284
	Curanum AG	65,193	611,670
*	Cybio AG	11,685	69,403
*	D&S europe AG	67,296	650,192
*	D. Logistics AG	113,203	277,221
#	DAB Bank AG	133,926	1,239,618
	Data Modul AG	9,213	139,849
*	DEAG Deutsche Entertainment AG	36,433	85,379
	Deutsche Euroshop AG	43,693	3,083,234
*	Deutsche Steinzeug Cremer & Breuer AG	23,889	71,782
* #	Deutz AG	257,064	3,407,312
*	Dierig Holding AG	10,500	212,250
	Douglas Holding AG	105,237	5,204,322
	Dr. Hoenle AG	13,062	138,405
	Drillisch AG	79,246	571,561
*	Duerr AG	38,845	1,063,902
	DVB Bank AG	9,543	2,570,117
*	Easy Software AG	13,167	162,592
	Eckert and Ziegler Strahlen - und Medizintechnik AG	6,103	97,189
	Elexis AG	21,709	603,999
*	Elmos Semiconductor AG	23,218	246,214
	ElreingKlinger AG	6,000	376,471
* #	EM.TV AG	118,273	572,251
*	Emprise AG	24,502	15,558
*	EMS New Media AG	42,609	28,209
	Energiekontor AG	38,401	116,345
*	Epcos AG	216,079	3,939,387
	Erlus AG	297	136,801
*	Escada AG	38,407	1,220,060
	Euwax AG	11,933	544,657
* #	Evotec AG	196,039	798,172
	Fielmann AG	58,362	3,208,043
*	FJA AG	44,005	121,740
	Fortec Elektronik AG	6,390	117,166
*	Freenet.De AG	50,400	1,520,216
	Fuchs Petrolub AG	30,747	2,130,347
	GBWAG Bayerische Wohnungs AG	3,383	313,618
	Geratherm Medical AG	11,303	80,857
	Gerry Weber International AG	48,907	1,077,550
	Gesco AG	6,731	355,553
	GFK AG	55,339	2,489,797
*	GFT Technologies AG	66,050	232,109
*	GPC Biotech AG	103,290	2,143,371
	Grenkeleasing AG	32,424	1,405,379

11

		Shares	Value††
	Grundstuecks & Baugesellschaft AG	3,567	$245,085
	Hamborner AG	21,000	848,346
*	Hansa Group AG	35,248	54,165
	Hawesko Holding AG	20,044	545,179
*	Herlitz AG	6,962	39,276
*	Hoeft & Wessel AG	14,884	65,325
*	Hucke AG	11,123	10,315
	Hugo Boss AG	25,100	1,304,009
	Hyrican Informations Systeme AG	9,518	75,657
*	I-D Media AG	23,140	79,726
*	IFA Hotel & Touristik AG	7,000	77,902
*	IM International Media AG	152,932	86,931
#	Indus Holding AG	33,594	1,296,274
*	Innovation in Traffic Systems AG	21,840	219,162
*	Integralis AG	31,050	158,955
	INTERSEROH AG	12,506	461,470
* #	Intershop Communications AG	30,990	61,058
*	Intertainment AG	8,500	16,358
*	Isra Vision Systems AG	10,214	284,883
*	itelligence AG	56,089	241,892
	IVG Immobilien AG	143,237	5,601,608
*	IVU Traffic Technologies AG	37,100	57,921
*	IWKA AG	76,371	1,775,821
*	Jack White Productiions AG	15,810	55,940
*	Jenoptik AG	139,661	1,389,510
#	K&S AG	55,500	5,414,964
	Kampa AG	25,822	245,215
	KERAMAG Keramische Werke AG	13,000	1,101,855
#	Kloeckner-Werke AG	113,960	1,708,303
	Kontron AG	120,791	1,748,779
	Krones AG	17,465	2,292,744
*	KSB AG	4,521	1,797,433
	KWS Saat AG	23,797	2,331,603
*	Leica Camera AG	1,466	22,372
	Leifheit AG	12,500	347,775
	Leoni AG	112,500	4,711,074
*	Loewe AG	22,976	448,912
	LPKF Laser & Electronics AG	26,218	185,322
*	Mania Technologie AG	74,770	333,392
	Masterflex AG	10,531	324,506
* #	Maxdata AG	32,897	80,804
*	Mediclin AG	76,094	418,884
* #	Medigene AG	59,928	548,057
#	Medion AG	79,791	858,849
	Mensch und Maschine Software AG	27,532	185,086
* #	Mobilcom AG	166,255	4,570,801
*	Mologen AG	15,853	158,065
*	Morphosys AG	18,499	1,095,735
*	Mosaic Software AG	5,200	6,489
*	MTU Aero Engines Holding AG	144,740	5,928,604
	Muehlabauer Holdings AG & Co. KGAA	15,349	619,773
	MVV Energie AG	136,235	4,438,661
	MWB Wertpapierhandelsbank AG	13,341	84,500
	Nemetschek AG	23,340	641,424
*	Neschen AG	5,800	10,122

12

		Shares	Value††
*	Net AG Infrastructure, Software & Solutions	58,477	$115,627
*	Net AG Infrastructure, Software & Solutions	13,708	27,050
*	Nexus AG	37,949	176,915
#	Norddeutsche Affinerie AG	129,315	3,637,823
	Norddeutsche Steingut AG	5,960	63,185
*	Nordex AG	87,845	1,472,695
*	Nordwest Handel AG	3,244	24,119
*	november AG	9,018	23,677
	OHB Technology AG	35,779	480,399
	Oldenburgische Landesbank AG	4,234	286,962
	P&I Personal & Informatik AG	17,889	397,559
*	Paion AG	45,000	440,620
*	Pandatel AG	5,700	4,819
#	Paragon AG	22,134	338,139
*	ParSytec AG	14,807	131,940
	PC-Ware AG	14,056	256,303
	Pfeiffer Vacuum Technology AG	27,053	2,096,706
	Pfleiderer AG	121,270	3,081,835
*	Pironet NDH AG	36,682	148,179
* #	Pixelpark AG	22,213	37,309
*	Plambeck Neue Energien AG	59,308	171,853
*	Plasmaselect AG	35,172	102,582
*	Plenum AG	9,300	20,232
* #	Premiere AG	145,700	2,302,880
*	Primacom AG	52,801	518,766
	Progress-Werk Oberkirch AG	6,250	287,164
*	PSI AG fuer Produkte und Systeme der Informationstechnologie	37,353	206,938
*	Pulsion Medical Systems AG	20,493	164,365
*	PVATepla AG	47,459	305,151
* #	QIAGEN NV	481,837	7,043,808
* #	QSC AG	255,715	1,768,753
	Rational AG	15,083	2,522,789
	REALTECH AG	13,541	164,352
	Renk AG	19,400	965,141
*	REpower Systems AG	19,176	1,755,436
	Rheinmetall AG	45,000	3,134,669
	Rhoen-Klinikum AG	149,004	6,723,692
*	Rinol AG	1,475	370
	Rohwedder AG	12,979	120,373
	Ruecker AG	19,678	156,671
*	S.A.G. Solarstrom AG	28,737	96,113
#	Sartorius AG	32,181	1,618,924
	Schlott Sebaldus AG	15,429	494,247
*	Secunet Security AG	14,141	140,239
	Sektkellerei Schloss Wachenheim AG	15,120	227,381
*	Senator Entertainment AG	980	3,494
*	SGL Carbon AG	224,947	5,210,112
	SHB Stuttgarter Invest AG	34,927	1,570,080
*	SHS Viveon AG	20,891	32,649
*	Silicon Sensor International AG	9,177	165,861
* #	Singulus Technologies AG	109,860	1,630,573
	Sinner AG	4,160	79,875
*	SinnerSchrader AG	26,169	58,603
#	Sixt AG	38,312	2,161,584
	SM Wirtschaftsberatungs AG	18,841	216,160

13

		Shares	Value††
	Software AG	67,580	$4,859,156
*	Solar Millenn	18,300	313,226
*	Solon AG fuer Solartechnik	14,245	409,023
	Stada Arzneimittel AG	164,610	8,748,560
	Stahl (R.) AG	14,839	623,635
*	Stoehr & Co. AG	16,000	76,273
	Strabag AG	9,954	1,687,952
#	Stratec Biomedical Systems AG	27,297	755,475
	Sued-Chemie AG	29,146	2,025,414
*	Suess Microtec AG	45,051	418,625
	Synaxon AG	9,060	59,356
	Syskoplan AG	9,363	92,127
	Syzygy AG	30,656	222,010
#	Takkt AG	146,687	2,459,385
*	TDS Informationstechnologie AG	82,037	276,716
	Techem AG	74,865	5,393,723
	Technotrans AG	18,352	565,896
	Telegate AG	20,500	484,773
#	Teles AG	26,657	122,525
*	Textilgruppe Hof AG	12,170	117,632
*	TFG Capital AG & Co. KGAA	36,723	122,103
*	Tomorrow Focus AG	101,081	346,917
*	TRIA It-solutions AG	3,939	1,622
	TTL Information Technology AG	6,400	12,698
*	UMS United Medical Systems International AG	17,056	158,769
	Umweltbank AG	12,254	276,973
	United Internet AG	371,216	5,685,345
	Utimaco Safeware AG	35,121	573,525
	Value Management & Research AG	42,250	216,979
*	Varetis AG	11,100	35,802
*	VBH Holding AG	9,415	65,014
*	VDN Vereinigte Deutsche Nickel-Werke AG	12,150	1,272
*	Vivacon AG	46,935	1,349,459
	Vossloh AG	34,347	2,249,422
*	W.O.M. World of Medicine AG	19,193	62,527
	Wanderer-Werke AG	7,903	402,893
*	Washtec AG	34,934	652,714
*	WaveLight AG	11,800	104,955
* #	WCM Beteiligungs-und Grundbesitz AG	617,895	63,949
	Westag & Getalit AG	7,000	159,309
*	Wincor Nixdorf AG	58,800	8,461,206
*	Wirecard AG	210,816	1,878,834
	Wuerttembergische Lebensversicherung AG	28,123	1,367,924
	Wuerttembergische Metallwarenfabrik AG	30,330	1,004,949
* #	Zapf Creation AG	16,045	191,061
TOTAL COMMON STOCKS			253,770,910

RIGHTS/WARRANTS — (0.0%)
*	Plambeck Neus Energien AG Rights 12/11/06	59,308	26,705

TOTAL — GERMANY			253,797,615

14

		Shares	Value††
GREECE — (3.9%)
COMMON STOCKS — (3.9%)
	A. Kalpinis - N. Simos Steel Service Center	18,022	$90,204
*	Aegek S.A.	218,665	248,884
*	Agrotiki Insurance Co. S.A.	50,787	261,039
*	Alco Hellas ABEE S.A.	79,992	140,889
*	Alfa Alfa Energy S.A.	3,810	7,014
*	Alfa Alfa Holdings S.A.	104,982	0
	Alfa-Beta Vassilopoulos S.A.	21,502	432,853
*	Allatini Industrial & Commercial Co. S.A.	28,630	85,178
*	Alte Technical Co.	85,048	9,011
*	Altec Information & Communication Systems S.A.	80,278	193,603
	Alumil Milonas Aluminum Industry S.A.	44,386	229,294
*	Alysida S.A.	2,160	6,265
*	Anek Lines S.A.	171,271	342,593
	AS Co. S.A.	25,370	37,599
*	Aspis Bank S.A.	149,947	825,342
*	Aspis Pronia General Insurance S.A.	152,060	239,854
*	Astir Palace Hotels S.A.	80,500	633,809
	Athens Medical Center S.A.	124,004	761,231
	Atlantic Supermarkets S.A.	35,080	107,783
	Attica Holdings S.A.	218,206	1,145,856
	Attica Publications S.A.	16,674	51,907
	Atti-Kat S.A.	169,684	265,472
	Autohellas S.A.	76,340	475,553
	Babis Vovos International Construction S.A.	61,592	1,711,437
*	Balafas S.A.	15,200	3,825
*	Balkan Export S.A.	41,970	98,877
*	Bank of Attica S.A.	202,121	1,416,234
	Bank of Greece	43,172	5,339,305
	Benrubi S.A.	11,121	49,471
	Betanet S.A.	27,328	112,973
	Bitros Holdings S.A.	31,022	112,613
	Blue Star Maritime S.A.	194,050	750,013
	Byte Computers S.A.	22,730	99,215
	C. Rokas S.A.	39,819	1,019,926
*	Compucon Computer Applications S.A.	11,260	7,900
*	Computer Peripherals International S.A.	9,110	11,832
	Crown Hellas Can S.A.	30,452	209,711
*	Cyclon Hellas S.A	62,191	139,191
	Daios Plastics S.A.	16,350	121,034
*	Diagnostic & Therapeutic Center of Athens “Hygeia” S.A.	85,140	471,271
	Dionic Societe Anonyme Commercial & Industrial Co. fo Electronic Technological Application S.A.	13,336	15,892
	Domiki Krittis S.A.	23,720	71,879
*	Dromeas S.A.	5,200	13,136
*	Dynamic Life S.A.	16,440	11,757
	Edrasis-C.Psalllidas Technical Co.	58,828	91,814
	Egnatia Bank S.A.	145,896	1,734,243
	EL. D. Mouzakis S.A.	31,653	64,208
	Elais Oleaginous Production S.A.	24,032	780,134
*	Elbisco Holding S.A.	56,000	156,457
	Elektrak S.A.	24,450	93,730
	Elektroniki Athinon S.A.	34,490	305,037
*	Elephant S.A.	26,310	2,787
	Elgeka S.A.	65,880	121,234
	Elmec Sport S.A.	116,156	338,902

15

		Shares	Value††
	Elton Chemicals S.A.	48,940	$95,255
*	Empedos S.A.	15,974	1,692
	ETEM S.A.	63,672	199,092
*	Ethniki General Insurance Co. S.A.	178,148	1,288,001
*	Etma Rayon S.A.	11,242	20,992
*	Euro Reliance General Insurance Co. S.A.	36,550	99,525
*	Eurodrip S.A.	83,040	137,262
	Euromedica S.A.	61,760	580,473
*	European Technical S.A.	32,750	9,976
	Everest S.A.	54,190	160,952
	Evrofarma S.A.	26,707	68,938
	EYDAP Athens Water Supply & Sewage Co. S.A.	53,245	483,463
*	F.G. Europe SA Common Registered Shares	4,536	15,136
*	Fanco S.A.	10,110	2,686
*	Forthnet S.A. Issue 06	115,475	1,570,204
	Fourlis S.A.	102,805	1,931,526
	Frigoglass S.A.	80,050	1,783,108
	Galaxidi Fish Farming S.A.	12,940	17,652
	GEK Group of Cos S.A.	143,114	1,359,572
	General Commercial S.A.	24,060	25,782
*	Geniki Bank	127,174	1,491,027
	Germanos S.A.	187,190	4,708,203
*	Gregorys Mikrogeumata S.A.	53,530	72,949
	Halkor S.A.	194,506	987,427
*	Hatziioannou Holdings S.A.	89,750	172,083
*	Hellenic Cables S.A.	55,596	344,664
	Hellenic Duty Free Shops S.A.	80,020	1,387,437
	Hellenic Fabrics S.A.	32,310	117,291
	Hellenic Sugar Industry S.A.	62,220	320,970
	Hellenic Technodomiki Tev S.A.	439,219	4,790,783
	Heracles General Cement Co.	93,293	1,857,833
*	Hippotour S.A.	13,891	16,373
	Iaso S.A.	142,540	1,307,169
	Iktinos Hellas S.A.	18,430	93,978
	Inform P. Lykos S.A.	28,260	156,462
*	Informatics S.A.	3,778	1,551
*	Intersat S.A.	19,392	0
	Intertech S.A.	23,746	90,736
*	Intracom Holdings S.A.	310,826	2,188,505
*	Intracom Technical & Steel Constructions S.A.	105,050	175,284
*	Ionian Hotel Enterprises S.A.	16,914	238,530
*	Ipirotiki Software & Publications S.A.	22,110	56,806
*	J Boutaris & Son Holding S.A.	48,870	45,351
	J&P-Avax S.A.	146,816	1,167,295
	Karatzis S.A.	28,610	78,116
	Karelia Tobacco Co., Inc. S.A.	5,810	751,088
	Kathimerini Publishing S.A.	30,030	276,452
	Katselis Sons S.A. Bread Industry	41,545	185,934
	Kego S.A.	32,045	72,559
*	Kekrops S.A.	6,444	103,647
*	Keramia-Allatini	10,368	16,752
*	Klonatex Group S.A. Bearer Shares	20,351	10,511
	Kordellou Brothers S.A.	28,010	46,325
	Ktima Kostas Lazaridis S.A.	18,326	32,763
*	Lambrakis Press S.A.	118,587	431,414

16

		Shares	Value††
	Lamda Detergent SA	43,769	$327,234
	Lampsa Hotel Co.	42,101	652,050
*	Lan-Net S.A.	126,887	201,816
*	Lavipharm S.A.	96,324	738,808
*	Loulis Mills S.A.	32,582	115,321
	Mailis (M.J.) S.A.	113,544	401,290
*	Maritime Company of Lesvos S.A.	247,599	370,337
*	Maxim S.A.	16,360	10,864
	Medicon Hellas S.A.	2,860	16,652
	Mesochoritis Brothers S.A.	23,700	15,677
	Metka S.A.	80,240	960,615
	Michaniki S.A.	162,885	827,556
	Minerva Knitwear SA	5,140	18,349
*	Minoan Lines S.A.	211,669	1,148,536
	MLS Multimedia S.A.	8,300	9,797
*	Mochlos S.A.	98,304	45,659
*	Multirama S.A.	10,990	130,375
	Mytilineos Holdings S.A.	94,570	3,076,880
	N. Levederis S.A.	8,355	11,040
*	Nafpaktos Textile Industry S.A.	10,580	16,413
*	Naoussa Spinning Mills S.A.	76,407	21,308
	Naytemporiki S.A.	29,620	60,042
	Neochimiki Lv Lavrentiadis S.A.	70,050	1,261,917
*	Neorion New S.A. Holdings	37,500	111,949
	Newsphone Hellas S.A.	55,010	184,976
*	Nexans Hellas S.A.	3,003	13,828
*	Nirefs Acquaculture S.A.	28,500	147,135
	Notos Com Holdings S.A.	99,854	470,497
	Pantechniki S.A.	89,570	431,368
*	Parnassos Enterprises S.A.	38,775	64,250
*	Pegasus Publishing S.A.	83,990	217,862
*	Perseys S.A.	34,972	71,395
	Petropoulos S.A.	8,832	56,597
*	Petzetakis S.A.	49,310	80,775
*	Pilias S.A.	51,791	24,712
*	Pipeworks L. Girakian Profil S.A.	11,730	18,066
	Piraeus Leasing S.A.	5,765	47,808
*	Prodeftiki Technical Co.	32,257	12,835
*	Promota Hellas S.A.	8,860	2,699
*	Reds S.A.	80,357	276,660
	Regency Entertainment S.A.	130,260	1,933,396
*	Rilken S.A.	1,982	13,095
	S&B Industrial Minerals S.A.	56,301	671,301
*	Sanyo Hellas S.A.	132,841	207,507
	Sarantis S.A.	62,350	654,946
	Sato S.A.	57,868	220,921
*	Selected Textile Industry Assoc. S.A.	73,159	61,151
	Sfakianakis S.A.	27,860	406,751
*	Sheet Steel Co.	25,850	7,868
*	Shelman Hellenic-Swiss Wood S.A.	73,402	178,315
*	Singularlogic S.A.	44,030	178,170
	Spyroy Agricultural Products S.A.	61,348	133,929
*	Stabilton S.A.	27,530	2,917
	Technical Olympic S.A.	238,420	812,519
*	Technodomi M.Travlos Brothers S.A.	13,910	3,869

17

		Shares	Value††
	Teletypos S.A. Mega Channel	63,367	$377,280
	Terna Tourist Technical & Maritime S.A.	90,680	1,273,199
*	Themeliodomi S.A.	37,422	18,337
	Thrace Plastics Co. S.A.	91,730	245,646
	Unisystems S.A.	86,560	240,872
	Vardas S.A.	26,020	74,098
*	Varvaressos S.A. European Spinning Mills	7,200	4,958
*	Veterin S.A.	61,894	331,600
	Viohalco S.A.	426,755	4,957,198
	Vioter S.A.	123,266	197,451
*	Vis Container Manufacturing Co.	4,259	11,422
	Vivartia S.A.	159,415	2,923,969
	Zampa S.A.	830	10,118
TOTAL COMMON STOCKS			84,537,577

PREFERRED STOCKS — (0.0%)
	Egnatia Bank S.A.	3,196	37,861

RIGHTS/WARRANTS — (0.0%)
*	Diagnostic & Therapeutic Center of Athens “Hygeia” S.A. Rights 12/08/06	85,140	74,418

TOTAL — GREECE			84,649,856

IRELAND — (3.0%)
COMMON STOCKS — (3.0%)
	Abbey P.L.C.	86,889	1,187,129
*	Aminex P.L.C.	440,966	234,175
*	Blackrock International Land P.L.C.	897,420	534,822
*	Datalex P.L.C.	227,588	226,584
	DCC P.L.C.	324,316	9,894,632
	Donegal Creameries P.L.C.	26,085	155,640
*	Dragon Oil P.L.C.	1,510,561	5,345,077
	FBD Holdings P.L.C.	132,521	7,147,857
	Fyffes P.L.C.	897,420	1,950,929
	Glanbia P.L.C.	661,581	2,647,264
	Greencore Group P.L.C.	606,995	3,335,999
*	Horizon Technology Group P.L.C.	236,352	294,459
	IAWS Group P.L.C.	368,887	9,093,092
	IFG Group P.L.C.	205,432	552,749
	Independent News & Media P.L.C.	745,387	2,692,218
*	IONA Technologies P.L.C.	100,946	545,412
	Irish Continental Group P.L.C.	93,833	1,598,521
*	Kenmare Resources P.L.C.	2,004,297	1,676,073
	Kingspan Group P.L.C.	185,024	4,134,825
	McInerney Holdings P.L.C.	131,427	2,297,477
	Paddy Power P.L.C.	160,620	3,344,584
*	Providence Resources P.L.C.	6,258,198	664,554
	Qualceram Shires P.L.C.	40,136	104,713
	Readymix P.L.C.	323,262	1,138,597
*	South Wharf P.L.C.	34,575	304,054
	United Drug P.L.C.	803,679	3,828,237
*	Waterford Wedgwood P.L.C.	7,869,750	771,248

TOTAL — IRELAND			65,700,921

18

		Shares	Value††
ITALY — (7.2%)
COMMON STOCKS — (7.2%)
*	A.S. Roma SpA	270,930	$246,099
	ACEA SpA	163,000	3,121,824
	Acegas-APS SpA	72,607	775,107
* #	Actelios SpA	343,329	4,076,872
	Aedes SpA	324,161	2,585,582
#	Aeroporto de Firenze SpA	17,918	483,213
* #	Alitalia SpA	123,532	139,184
	Amplifon SpA	516,559	4,034,456
	Astaldi SpA	200,189	1,506,925
*	Azimut Holding SpA	352,446	4,525,257
#	Banca Finnat Euramerica SpA	706,431	957,315
	Banca Ifis SpA	54,527	730,220
#	Banca Intermobiliare SpA	319,984	3,516,198
	Banca Popolare d’Etruria e del Lazio Scrl	176,865	3,648,175
	Banca Profilo SpA	253,156	810,997
	Banco di Desio e della Brianza SpA	242,974	2,414,940
#	Banco Piccolo Valellinese Scarl SpA	314,205	5,521,102
*	Beghelli SpA	427,981	299,933
	Benetton Group SpA	8,444	154,470
	Beni Stabili SpA, Roma	1,309,500	1,821,574
	Biesse SpA	55,616	1,113,611
	Bonifica Terreni Ferraresi e Imprese Agricole SpA	11,191	578,493
	Brembo SpA	106,748	1,274,891
	Caltagirone Editore SpA	161,554	1,368,061
	Caltagirone SpA	208,342	2,255,869
	Cam Finanziaria SpA	36,527	70,290
#	Carraro SpA	85,800	470,292
#	Cembre SpA	38,673	300,371
	Cementir SpA	249,704	2,197,324
	Centrale del Latte di Torino & Co. SpA	21,168	124,473
* #	Ciccolella SpA	30,000	87,703
	CIR SpA (Cie Industriale Riunite), Torino	1,083,933	3,608,161
*	Cirio Finanziaria SpA	175,000	0
	Class Editore SpA	83,868	152,037
*	Compagnia Immobiliare Azionaria SpA	44,000	12,491
#	Credito Artigiano SpA	297,576	1,446,717
	Credito Bergamasco SpA	64,847	2,654,756
	Cremonini SpA	218,517	694,030
*	CSP International Industria Calze SpA	87,961	134,234
#	Danieli & Co. SpA	86,438	1,226,773
	Davide Campari - Milano SpA	275,990	2,760,594
#	De Longhi SpA	295,644	1,767,708
*	Digital Multimedia Technologies SpA	25,000	1,821,015
* #	Ducati Motor Holding SpA	537,054	627,446
	Emak SpA	57,399	361,709
* #	EnerTad SpA	95,849	423,170
	Ergo Previdenza SpA	103,646	674,661
	Esprinet SpA	81,154	1,514,886
#	Fiera Milano SpA	37,863	441,686
*	Fin.Part SpA	133,481	0

19

		Shares	Value††
*	Finarte Casa d’Aste SpA	56,266	$67,064
#	Gabetti SpA	64,201	324,082
	Gefran SpA	31,849	205,646
*	Gemina SpA	835,842	3,549,961
#	Gewiss SpA	249,008	1,954,391
*	Giovanni Crespi SpA	121,789	145,392
#	Granitifiandre SpA	82,117	873,399
	Gruppo Ceramiche Ricchetti SpA	117,577	229,786
#	Gruppo Editoriale L’Espresso SpA	676,817	3,641,812
	I Grandi Viaggi SpA	98,547	352,628
*	Immobiliare Lombardia SpA	9,036,502	2,533,646
#	Immsi SpA	684,048	1,981,882
*	Impregilo SpA	990,684	5,385,553
#	Indesit Co. SpA	155,000	2,392,655
	Industria Macchine Automatique SpA	72,957	1,062,783
	Industria Romagnola Conduttori Elettrici SpA	43,452	167,531
	Intek SpA	482,657	525,835
	Interpump Group SpA	214,507	1,877,924
	Iride SpA	849,866	2,847,837
*	Italjolly - Compagnia Italiana dei Jolly Hotels SpA	34,500	1,125,698
	Italmobiliare SpA	20,975	2,102,373
* #	Juventus Footbal Club SpA	242,284	578,258
*	KME Group SpA	282,640	204,559
	La Doria SpA	59,783	189,653
*	Lavorwash SpA	25,065	73,171
	Linificio e Canapificio Nazionale SpA	60,550	250,986
	Maffei SpA	60,568	190,065
	Mariella Burani SpA	42,528	1,096,680
*	Marr SpA	131,000	1,202,081
	Marzotto SpA	151,704	693,548
	Meliorbanca SpA	249,443	1,235,084
	Mirato SpA	36,779	409,747
	Monrif SpA	280,520	473,538
*	Montefibre SpA	260,521	134,256
	Navigazione Montanari SpA	254,494	1,307,259
* #	Negri Bossi SpA	76,000	144,069
*	NGP SpA	17,891	8,293
*	Olidata SpA	82,236	98,114
*	Opengate Group SpA	4,000	10,118
*	Pagnossin SpA	9,000	9,521
*	PanariaGroup Industrie Ceramiche Spa	4,000	33,293
	Permasteelisa SpA	67,249	1,320,490
*	Pininfarina SpA	31,285	1,086,843
	Pirelli & C.Real Estate SpA	9,600	663,056
#	Poligrafici Editoriale SpA	154,784	325,215
	Premafin Finanziaria SpA	881,704	2,673,257
	Premuda SpA	232,466	477,907
*	Ratti SpA	159,537	125,661
*	RDM Realty SpA	577,167	26,100
	Recordati SpA	336,356	2,506,925
* #	Reno de Medici SpA	577,167	401,184
* #	Richard-Ginori 1735 SpA	140,800	75,041
	Risanamento Napoli SpA	304,043	2,671,036
	Sabaf SpA	23,325	792,545
	SAES Getters SpA	30,068	1,135,243

20

		Shares	Value††
*	SAVE SpA	29,606	$954,261
* #	Schiapparelli 1824 SpA, Milano	1,322,152	82,938
	Sirti SpA	29,967	83,480
	Smurfit SISA SpA	72,500	250,975
* #	SNIA SpA	1,405,721	251,840
*	Societa Partecipazioni Finanziarie SpA	959,063	964,967
#	Societe Cattolica di Assicurazoni Scarl SpA	27,170	1,511,644
#	Socotherm SpA	66,740	1,090,257
	Sogefi SpA	237,227	1,756,165
	Sol SpA	194,092	1,243,210
* #	Sorin SpA	464,327	972,261
#	Stefanel SpA	96,348	415,746
	Targetti Sankey SpA	34,593	265,063
*	Tecnodiffusione Italia SpA	3,332	8,825
#	Telecom Italia Media SpA	4,300,248	2,094,263
* #	Tiscali SpA	1,003,368	3,251,542
	Tod’s SpA	30,476	2,448,015
#	Trevi Finanziaria SpA	91,694	1,132,517
	Valentino Fashion Group SpA	150,000	5,877,030
*	Vemer Siber Group SpA	197,276	162,994
* #	Viaggi del Ventaglio SpA	94,706	115,512
	Vianini Industria SpA	59,070	245,635
	Vianini Lavori SpA	180,752	2,268,461
	Vittoria Assicurazioni SpA	62,484	1,003,614
*	Zucchi (Vincenzo) SpA	144,350	560,146
TOTAL COMMON STOCKS			156,514,930

RIGHTS/WARRANTS — (0.0%)
*	Negri Bossi SpA Warrants	38,000	0

TOTAL — ITALY			156,514,930

NETHERLANDS — (5.9%)
COMMON STOCKS — (5.9%)
	Aalberts Industries NV	74,143	6,029,165
	Accell Group NV	27,095	917,572
*	AFC Ajax NV	18,134	209,035
	Amsterdam Commodities NV	48,957	251,956
	Arcadis NV	58,275	3,384,990
* #	ASM International NV	148,949	3,139,899
*	Atag Group NV	4,630	1,778
	Batenburg Beheer NV	3,620	226,734
*	Begemann Groep NV Series B	13,451	6,393
	Beter Bed Holding NV	50,502	1,157,912
	Boskalis Westminster NV	65,442	4,904,247
#	Brunel International NV	65,086	2,036,602
	Buhrmann NV	252,113	3,549,300
	Crown Van Gelder NV	13,683	313,502
* #	Crucell NV	119,738	2,894,802
*	Crucell NV ADR	45,768	1,103,924
*	De Vries Robbe Groep NV	9,110	35,367
	DOCdata NV	22,463	203,986
* #	Draka Holding NV	34,598	915,349
*	Econosto NV	38,837	235,604

21

		Shares	Value††
	Eriks Group NV	23,624	$1,583,163
#	Exact Holding NV	72,042	2,215,661
	Fornix Biosciences NV	19,246	563,897
	Gamma Holding NV	15,705	935,329
#	Getronics NV	386,446	2,952,211
	Grolsche NV	36,435	1,555,557
	Grontmij NV	12,028	1,391,766
* #	Hagemeyer NV	1,576,607	7,518,225
	Heijmans NV	75,052	3,880,287
	Hitt NV	20,431	159,712
	ICT Automatisering NV	24,258	470,037
	Imtech NV	63,324	3,693,245
*	Innoconcepts	24,064	365,809
* #	Jetix Europe NV	132,664	3,108,232
	Kas Bank NV	42,888	1,197,085
*	Kendrion NV	285,926	722,815
	Koninklijke Bam Groep NV	264,205	4,811,967
	Koninklijke Ten Cate NV	65,450	1,836,436
	Koninklijke Vopak NV	73,543	3,169,317
* #	Laurus NV	199,032	699,480
	Macintosh Retail Group NV	63,834	2,163,500
*	Maverix Capital NV	1,500	75,488
	Nederlandsche Apparatenfabriek NV	19,519	713,377
	Nutreco Holding NV	100,349	6,211,607
#	Oce NV	283,068	4,719,697
	OPG Groep NV Series A	40,770	4,681,649
	Ordina NV	99,002	2,090,933
* #	Pharming Group NV	230,032	1,034,251
*	Punch Technix NV	12,412	166,173
*	Qurius NV	155,232	185,859
	Reesink NV	2,050	270,565
	Roto Smeets de Boer NV	5,657	301,412
*	Samas NV	73,931	740,393
*	Seagull Holding NV	21,931	63,505
* #	Semiconductor Industries NV	106,087	648,238
	Sligro Food Group NV	62,392	4,259,423
	Smit Internationale NV	46,180	2,317,460
	Stern Groep NV	1,258	64,829
#	Stork NV	102,733	5,076,870
	Telegraaf Media Groep NV	148,536	3,755,597
*	Textielgroep Twenthe NV	1,000	3,311
*	Tulip Computers NV	883,199	374,346
#	Twentsche Kabel Holding NV	20,555	1,608,711
*	Unit 4 Agresso NV	48,259	1,122,524
	Univar NV	76,919	4,045,562
	USG People NV	139,492	5,500,183
#	Van der Moolen Holding NV	117,201	621,026
	Wegener Arcade NV	88,629	1,221,863

TOTAL — NETHERLANDS			128,386,700

NORWAY — (3.5%)
COMMON STOCKS — (3.5%)
	Acta Holding ASA	381,000	1,910,350
	Aker Yards ASA	28,121	2,246,052

22

		Shares	Value††
#	Aktiv Kapital ASA	64,817	$955,834
* #	Altinex ASA	2,410,000	451,101
*	APL ASA	19,900	153,778
	Arendals Fosse Kompani ASA	100	19,584
* #	Birdstep Technology ASA	50,000	83,617
* #	Blom ASA	48,367	216,637
	Bonheur ASA	67,400	2,721,829
*	Camillo Eitze	57,700	630,764
*	Consorte Group ASA	30,000	43,892
*	Corrocean ASA	63,321	58,564
* #	Det Norske Oljeselskap (DNO) ASA	1,688,304	3,185,653
#	DOF ASA	115,506	1,195,741
	EDB Elektronisk Data Behandling ASA	149,417	1,284,131
	Ekornes ASA	105,190	2,375,229
* #	Eltek ASA	126,863	1,286,676
* #	Ementor ASA	94,751	522,243
	Expert ASA	64,250	966,440
*	Fara ASA	56,000	21,669
	Farstad Shipping ASA	60,790	1,334,511
* #	Fast Search & Transfer ASA	487,050	1,230,542
	Ganger Rolf ASA	48,360	1,738,221
*	Havila Shipping ASA	18,000	231,507
*	Home Invest ASA	15,077	0
*	Ignis ASA	934,282	116,836
*	Independent Oil Tools ASA	75,603	35,593
	Itera Consulting Group ASA	148,000	107,300
*	Kongsberg Automotive ASA	51,200	506,750
	Kongsberg Gruppen ASA	49,500	1,262,273
*	Kverneland ASA	23,108	284,540
#	Leroy Seafood Group ASA	63,500	1,074,106
*	Nordic Semiconductor ASA	51,200	386,107
* #	Norse Energy Corp. ASA	549,400	362,067
* #	Norwegian Air Shuttle ASA	19,200	288,368
* #	Ocean Rig ASA	500,262	3,766,218
	Odfjell ASA Series A	91,700	1,630,121
#	Olav Thon Eiendomsselskap ASA	13,360	1,543,721
*	Otrum ASA	17,800	41,462
* #	Petrolia Drilling ASA	910,000	515,449
* #	Photocure ASA	33,362	301,144
#	Prosafe ASA	88,380	6,033,306
* #	Q-Free ASA	78,000	258,598
	Rieber and Son ASA Series A	102,654	933,777
	Scana Industrier ASA	252,423	312,714
* #	Sevan Marine ASA	373,800	2,052,926
*	Sinvest ASA	140,520	2,841,717
* #	Software Innovation ASA	39,943	88,614
	Solstad Offshore ASA	59,900	1,212,025
	Sparebanken Midt-Norge	130,450	1,697,809
#	Steen and Stroem ASA	19,512	1,024,165
*	Synnove Finden ASA	16,200	77,452
	Tandberg ASA Series A	338,180	4,667,553
* #	Tandberg Data ASA	122,130	109,495
*	Tandberg Storage ASA	48,450	31,539
* #	Tandberg Television ASA	253,830	2,848,880
*	TGS Nopec Geophysical Co. ASA	316,440	6,149,275

23

		Shares	Value††
*	Thin Film Electronics ASA	16,200	$21,040
#	Tomra Systems ASA	616,328	4,392,857
* #	TTS Marine ASA	29,000	283,127
	Veidekke ASA	61,646	2,253,112
	Wilhelmsen (Wilhelm), Ltd. ASA Series A	60,800	2,220,649

TOTAL — NORWAY			76,597,250

PORTUGAL — (1.1%)
COMMON STOCKS — (1.1%)
	Cin Corporacao Industrial do Norte SA	1,000	7,550
	Corticeira Amorim Sociedad Gestora Participacoes Sociais SA	230,410	592,726
*	Fibras Sinteticas de Portugal SA	195,903	49,209
	Finibanco Holdings SGPS SA	171,803	689,120
*	Gescartao SGPS SA	31,395	1,006,599
*	Grupo Soares da Costa SGPS SA	206,365	188,666
	Ibersol SGPS SA	20,401	262,483
* #	Impresa Sociedade Gestora de Participacoes Socias SA	190,166	1,120,847
*	Investimentos Participacoes e Gestao SA Inapa	43,702	156,851
	Jeronimo Martins SGPS SA	170,757	3,654,256
#	Mota-Engil SGPS SA	344,465	2,420,533
* #	Novabase SGPS	56,005	410,491
* #	ParaRede SGPS SA	545,591	173,713
#	Portucel-Empresa Produtora de Pasta de Papel SA	466,977	1,437,501
	Sag Gest - Solucoes Automovel Globais SGPS SA	283,240	679,236
	Salvador Caetano - Industrias Metalurgicas e Veiculos de Transporte SA	54,900	399,159
#	Sociedade de Investimento e Gestao SGPS SA	241,216	2,743,341
*	Sonae Industria SGPS SA	280,469	2,731,014
* #	Sonaecom SGPS SA	583,911	3,885,526
*	Sporting Sociedad Desportiva de Futebol SAD	23,339	89,762
*	Sumolis - Companhia Industrial de Fruitas e Bebidas SA	67,967	162,604
	Teixeira Duarte Engenharia e Construcoes SA	756,680	1,764,305

TOTAL — PORTUGAL			24,625,492

SPAIN — (4.4%)
COMMON STOCKS — (4.4%)
#	Abengoa SA	105,048	3,648,877
	Adolfo Dominguez SA	19,382	1,340,189
* #	Adolfo Dominguez SA	969	66,795
	Amper SA	77,791	1,139,194
* #	Avanzit SA	493,567	4,175,566
* #	Azkoyen SA	62,107	617,650
#	Banco de Andalucia SA	9,800	1,253,154
	Banco de Credito Balear SA	35,424	1,532,533
#	Banco Guipuzcoano SA	154,643	5,163,187
*	Baron de Ley SA	12,052	758,804
	Bodegas Riojanas SA	12,365	154,200
#	Campofrio Alimentacion SA	92,800	1,660,928
	Cementos Portland Valderrivas SA	16,881	2,126,971
	Compania de Distribucion Integral Logista SA	29,600	1,773,510
	Compania Vinicola del Norte de Espana SA	16,600	315,664
	Construcciones y Auxiliar de Ferrocarriles SA	7,500	1,347,331
* #	Dogi International Fabrics SA	20,913	100,692

24

		Shares	Value††
	Duro Felguera SA	177,786	$1,824,214
	Electnor SA	102,646	3,686,060
* #	Ercros SA	1,103,370	1,230,114
*	Espanola del Zinc SA	29,250	71,276
*	Estacionamientos Urbanos SA	4,200	0
#	Europistas Concesionaria Espanola SA	40,000	446,289
#	Faes Farma SA	114,545	3,954,928
*	Federico Partenina SA	1,190	13,079
	Funespana SA	21,493	240,772
	Grupo Catalana Occidente SA	111,505	3,655,883
#	Grupo Empresarial Ence SA	64,582	3,411,127
	Iberpapel Gestion SA	24,657	579,233
	Inbesos SA	12,494	233,988
	Indo Internacional SA	37,172	431,230
	Inmobiliaria del Sur SA	2,285	166,437
*	Inmobiliaria I06 Shares	228	16,644
	Inmobiliaria Urbis SA	80,282	2,767,465
*	La Seda de Barcelona SA	1,346,356	4,186,826
	Lingotes Especiales SA	22,080	224,716
	Mecalux SA	55,754	2,293,471
#	Miquel y Costas & Miquel SA	15,173	491,250
#	Natra SA	72,406	1,046,275
* #	Natraceutical SA	731,665	1,879,987
#	NH Hoteles SA	21,703	429,679
*	Nicolas Correa SA	15,750	98,492
	Obrascon Huarte Lain SA	107,743	3,077,205
	Pescanova SA	26,443	963,287
#	Prim SA	23,746	453,380
*	Prim SA Issue 06	2,374	45,285
	Prosegur Cia de Seguridad SA	59,129	1,923,140
* #	Service Point Solutions SA	163,668	647,679
* #	Sociedad Nacional Inds. Aplicaciones Celulosa Espanola	140,767	816,414
	Sol Melia SA	112,700	2,208,723
#	SOS Cuetara SA	284,629	4,966,143
	Tavex Algodonera SA	185,541	835,066
* #	Tecnocom Telecomunicaciones y Energia SA	38,315	616,945
	Tubacex SA	445,457	2,897,358
	Tubos Reunidos SA	104,798	2,410,421
	Unipapel SA	44,264	1,254,463
*	Unipapel SA Issue 06	2,213	62,719
#	Uralita SA	338,493	2,241,738
* #	Urbanizaciones y Transportes SA	267,319	1,006,121
#	Vidrala SA	57,822	1,810,912
	Viscofan SA	164,345	3,021,201
* #	Zeltia SA, Madrid	508,000	3,804,039
TOTAL COMMON STOCKS			95,616,919

RIGHTS/WARRANTS — (0.0%)
*	Azkoyen SA Bonus Rights 12/01/06	62,107	23,853

TOTAL — SPAIN			95,640,772

25

		Shares	Value††
SWEDEN — (6.7%)
COMMON STOCKS — (6.7%)
*	Acando AB Series B	130,800	$240,365
* #	Active Biotech AB	77,400	820,049
	Addtech AB Series B	56,300	1,070,935
	Angpanneforeningen AB Series B	48,500	952,116
* #	Anoto Group AB	261,833	440,615
	Aros Quality Group AB	41,400	314,911
*	Artimplant AB Series B	144,000	68,742
	Axfood AB	92,000	3,457,086
	Axis AB	183,494	2,363,604
	Ballingslov International AB	26,700	700,502
	Beiger Electronics AB	14,700	315,483
	Beijer AB Series B	14,100	422,179
	Beijer Alma AB	58,800	824,775
	Bergman & Beving AB Series B	66,900	1,779,302
	Bilia AB Series A	116,725	1,752,158
	Billerud AB	150,300	2,594,368
*	BioGaia AB Series B	38,000	220,800
*	Biotage AB	51,940	102,581
*	Bong Ljungdahl AB	24,800	246,293
*	Boras Waefveri AB Series B	11,200	53,020
* #	Boss Media AB	73,700	118,172
* #	Cantena AB	58,362	816,882
	Capona AB	25,400	441,370
	Cardo AB	63,000	2,162,628
*	Carl Lamm AB	33,280	225,948
	Castellum AB	428,900	5,438,823
#	Clas Ohlson AB Series B	102,500	2,237,957
	Cloetta AB Series B	22,250	776,755
	Concordia Maritime AB Series B	70,300	481,323
* #	Consilium AB Series B	12,746	74,919
* #	Consilium AB Series B	4,248	24,810
	D. Carnegie & Co. AB	148,200	2,962,342
*	DORO AB	400	272
*	Duroc AB Series B	2,700	10,267
#	Elekta AB Series B	317,200	6,969,378
	Elverket Vallentuna AB	8,650	53,060
* #	Enea Data AB Series B	1,012,000	513,652
	Eniro AB	288,700	3,652,792
	Expanda AB	19,547	220,741
	Fabege AB	205,350	5,241,299
	Fagerhult AB	16,800	349,425
*	Forshem Group AB Series B	9,400	73,770
	Geveko AB Series B	10,800	331,364
#	Gunnebo AB	106,800	1,218,568
	Gunnebo Industrier AB	10,000	238,886
	Haldex AB	64,700	1,464,821
	Heba Fastighets AB Series B	14,500	390,277
	Hexagon AB	10,716	418,909
#	Hiq International AB	111,889	622,910
	HL Display AB Series B	14,400	341,662
	Hoganas AB Series B	77,300	2,033,519
	IBS AB Series B	195,200	584,587
*	Industrial & Financial Systems AB Series B	487,600	638,099
*	Intellecta AB Series B	5,500	35,723
	Intrum Justitia AB	163,100	1,933,997

26

		Shares	Value††
	Invik and Co. AB Series B	15,540	$295,487
	JM AB	291,468	5,902,465
	Klovern AB	303,476	1,135,476
	Kungsleden AB	432,600	6,044,530
	Lagercrantz Group AB Series B	64,300	321,953
*	LBI International AB	107,651	665,911
	Lennart Wallenstam Byggnads AB Class B	123,900	2,193,041
#	Lindex AB	235,900	3,481,243
	Ljungberg Gruppen AB Series B	3,800	152,703
*	LogicaCMG P.L.C.	955,510	3,320,359
* #	Lundin Mining Corp.	4,322	149,831
*	Lundin Petroleum AB	90,000	964,397
* #	Mandator AB	455,520	167,654
#	Meda AB Series A	255,575	8,290,994
*	Medivir Series B	17,250	151,435
*	Micronic Laser Systems AB	105,400	1,051,923
#	Munters AB	57,000	2,559,454
#	NCC AB Series B	118,100	2,854,969
	Nefab AB	55,300	589,659
*	Net Insight AB Series B	924,000	519,689
	New Wave Group AB Series B	107,400	1,287,968
	NIBE Industrier AB	185,200	2,580,802
	Nobia AB	144,500	5,117,085
	Nolato AB Series B	66,440	646,265
*	Observer AB	245,156	1,185,397
	OEM International AB Series B	14,800	372,339
#	OMX AB	189,900	3,438,527
	Orc Software AB	36,300	541,973
*	Ortivus AB	48,010	130,303
	Partnertech AB	28,800	544,367
#	PEAB AB Series B	125,200	2,588,126
*	Pergo AB	135,000	1,046,123
	Poolia AB Series B	36,150	301,935
	Prevas AB Series B	16,000	51,745
*	Pricer AB Series B	1,711,500	179,761
*	Proact It Group AB	29,000	133,094
* #	Proffice AB	215,400	605,204
	Profilgruppen AB	16,300	202,238
	Protect Data AB	53,100	1,435,214
	Q-Med AB	159,200	2,238,691
*	Readsoft AB Series B	48,800	174,868
	Rederi AB Transatlantic Series B	95,600	644,330
	Rottneros Bruk AB	425,600	423,225
	Salus Ansvar AB Series B	38,900	189,656
	Sardus AB	18,100	203,654
*	Scribona AB Series A	40,100	36,007
* #	Scribona AB Series B	226,140	200,370
*	Semcon AB	39,900	385,274
	Sigma AB Series B	25,800	46,041
*	Sintercast AB	11,800	139,732
	Skanditek Industrifoervaltnings AB	156,975	982,539
	Skistar AB	94,800	1,906,799
	Studsvik AB	21,900	774,600
*	SWECO AB	36,800	1,216,243
* #	Switchcore AB	185,784	7,337

27

		Shares	Value††
*	Teleca AB Series B	157,200	$648,248
* #	Telelogic AB	777,200	1,469,041
* #	Teligent AB	55,700	77,947
*	Ticket Travel Group AB	41,152	100,036
	Trelleborg AB Series B	230,400	4,991,974
	TV 4 AB Series A	23,000	907,370
	Uniflex AB Series B	3,630	57,364
	VBG AB Series B	1,084	14,653
*	Vitrolife AB	41,500	177,658
*	Wedins Skor & Accessoarer AB	113,400	161,564
	Westergyllen AB Series B	9,400	39,841
	Wihlborgs Fastigheter AB	65,658	1,263,937
	Wilh. Sonesson AB Series A	4,160	16,096
	Wilh. Sonesson AB Series B	4,160	14,606
	Xponcard Group AB	7,300	133,610

TOTAL — SWEDEN			144,684,741

SWITZERLAND — (14.4%)
COMMON STOCKS — (14.3%)
*	4M Technologies Holding SA	18,445	45,650
	A. Hiestad Holding AG	1,426	1,645,261
*	Actelion, Ltd.	57,965	10,334,593
	AFG Arbonia-Forster Holding AG	4,266	1,598,583
	Allreal Holding AG	28,047	3,032,579
	Also Holding AG	16,678	859,038
	Ascom Holding AG	92,504	1,152,567
	Bachem AG	26,438	1,922,582
	Baloise-Holding AG	43,500	4,202,473
	Bank Coop AG	31,715	2,158,530
	Bank Sarasin & Cie Series B	1,778	5,199,162
	Banque Cantonale de Geneve	4,141	825,880
	Banque Cantonale du Jura	450	159,385
	Banque Cantonale Vaudoise	11,172	4,782,767
	Banque Privee Edmond de Rothschild SA	161	3,497,785
	Barry Callebaut AG	10,927	5,585,769
	Basellandschaftliche Kantonalbank	600	501,952
*	Basilea Pharmaceutica AG	2,629	453,299
	Basler Kantonalbank	5,250	477,491
	Belimo Holdings AG	1,884	1,771,492
	Berner Kantonalbank	25,110	4,256,888
	Bobst Group AG	36,682	1,738,359
	Bossard Holding AG	8,467	551,490
	Bucher Industries AG	33,989	3,635,221
	BVZ (Brig Visp Zermatt) Holding AG	580	148,208
	Calida Holding AG	396	156,031
*	Card Guard AG	32,013	328,022
	Carlo Gavazzi Holding AG	1,065	196,441
	Charles Voegele Holding AG	29,471	2,390,346
	Clariant AG	794,519	11,213,914
	Compagnie Financiere Tradition	5,202	770,007
	Converium Holding AG	546,150	7,153,398
	Conzzeta Holdings AG	1,415	2,540,311
*	COS Computer Systems AG	4,391	91,510
*	Crealogix Holding AG	3,388	270,586

28

		Shares	Value††
	Daetwyler Holding AG	348	$1,735,862
	Edipresse SA	1,572	741,827
	Eichhof Holding AG	458	612,433
	Elektrizitaets-Gesellschaft Laufenberg AG	3,207	3,149,964
*	ELMA Electronic AG	472	111,115
	Emmi AG	13,638	1,583,584
	Ems-Chemie Holding AG	31,716	3,664,387
	Energiedienst Holding AG	8,265	3,626,181
*	Escor Casino & Entertainment AG	2,010	43,618
#	Feintol International Holding AG	1,601	470,567
	Fischer (Georg) AG	11,518	6,539,954
	Flughafen Zuerich AG	13,645	3,936,190
*	Forbo Holding AG, Eglisau	5,990	2,322,527
	Fuchs Petrolub AG	19,809	1,383,549
	Galenica Holding AG	15,936	4,212,188
	Getaz Romang Holding SA	1,280	875,105
	Golay-Buchel Holding SA	40	85,058
	Gurit Holding AG	1,326	1,085,063
	Helvetia Holding AG	12,833	4,093,281
	Hexagon AB Series B	27,240	1,062,786
*	Implenia AG	49,554	1,014,922
	Industrieholding Cham AG	1,704	504,723
	Interroll-Holding SA	2,475	782,523
	Intershop Holding AG	3,444	856,056
*	IsoTis SA	251,843	308,807
	Jelmoli Holding AG	1,521	3,390,448
	Jelmoli Holding AG	2,835	1,260,494
	Kaba Holding AG	10,381	3,232,078
*	Kardex AG	17,985	648,132
	Komax Holding AG	9,005	1,109,011
#	Kudelski SA	106,944	3,590,657
	Kuoni Reisen Holding AG	13,794	7,161,348
	Lem Holdings SA	3,651	636,574
*	Logitech International SA	247,190	7,281,284
	Lonza Group AG	129,327	10,830,718
	Luzerner Kantonalbank	18,593	4,061,531
*	Medisize Holding AG	13,260	827,345
	Metraux Services SA	1,853	328,236
#	Micronas Semiconductor Holding AG	78,808	1,645,808
*	Mikron Holding AG	43,452	527,876
	Mobilezone Holding AG	115,610	674,898
*	Moevenpick-Holding AG	1,320	435,524
* #	Oerlikon Corp.	27,910	11,909,719
	Orell Fuessli Holding AG	5,076	665,628
	OZ Holding AG	10,374	745,452
*	Parco Industriale e Immobiliare SA	600	1,752
	Phoenix Mecano AG	3,041	1,345,893
	Phonak Holding AG	133,842	10,038,309
	PSP Swiss Property AG	148,025	8,178,396
	PubliGroupe SA	6,325	2,129,203
	Rieters Holdings AG	15,890	7,973,182
	Romande Energie Holding SA	2,839	3,286,162
*	Schaffner Holding AG	1,830	327,072
	Schweiter Technology AG	4,193	1,223,991
	Schweizerhall Holding AG	8,648	975,437

29

		Shares	Value††
#	Schweizerische National Versicherungs Gesellschaft	1,881	$1,165,502
*	SEZ Holding AG	53,128	1,641,625
	SIA Abrasives Holding AG	2,381	854,753
	Siegfried Holding AG	8,560	1,368,045
	Sig Holding AG	20,338	6,231,414
*	Sihl	150	376
	Sika AG	8,623	12,413,350
	Societa Elettrica Sopracenerina SA	2,409	552,726
	Societe Generale d’Affichage	5,872	931,994
*	Spirt Avert AG	1,409	10,249
	St. Galler Kantonalbank	9,217	3,781,451
#	Straumann Holding AG	12,103	3,027,570
	Sulzer AG	14,002	14,307,861
	Swiss Prime Site AG	81,434	4,484,951
	Swissfirst AG	27,315	1,698,191
*	Swisslog Holding AG	798,972	1,001,214
	Swissquote Group Holding SA	4,122	1,282,058
	Tamedia AG	15,322	1,802,512
	Tecan Group AG	40,139	2,352,804
*	Temenos Group AG	152,630	2,539,540
*	Tornos SA	38,028	423,799
*	UMS Schweizerische Metallwerke Holding AG	17,585	381,738
*	Unilabs SA	23,874	806,773
	Valiant Holding AG	60,231	6,817,165
	Valora Holding AG	12,004	3,318,327
	Vaudoise Assurances Holdings SA	3,233	482,875
	Villars Holding SA	150	55,136
*	Von Roll Holding AG	379,814	1,150,845
	Vontobel Holdings AG	114,466	4,927,236
	Walliser Kantonalbank	1,457	588,428
	WMH Walter Meier Holding AG	4,878	539,420
	Zehnder Holding AG	786	1,406,547
	Zueblin Immobilien Holding AG	78,908	707,834
	Zuger Kantonalbank	630	1,993,959
TOTAL COMMON STOCKS			311,940,266

PREFERRED STOCKS — (0.1%)
	Fuchs Petrolub AG	19,809	1,579,889

RIGHTS/WARRANTS — (0.0%)
*	Unilabs SA Warrants 12/15/08	23,874	13,746

TOTAL — SWITZERLAND			313,533,901

		Face
		Amount	Value†
		(000)
TEMPORARY CASH INVESTMENTS — (14.2%)

@	Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $54,455,444 FHLMC 6.000%, 03/15/29 & FNMA, rates ranging from 5.500% to 7.170%(r), maturities ranging from 09/25/32 to 11/01/36, valued at $58,540,860) to be repurchased at $57,400,386	$57,392	$57,391,921

30

		Face
		Amount	Value†
		(000)
@	Repurchase Agreement, Deutsche Bank Securities 5.31%, 12/01/06 (Collateralized by $569,492,647 FHLMC STRIPS, rates ranging from 0.000% to 5.000%, maturities ranging from 08/01/35 to 08/15/36 & FNMA STRIPS, rates ranging from 0.000% to 6.500%, maturities ranging from 12/01/33 to 07/01/36, valued at $219,300,000) to be repurchased at $215,031,713	$215,000	$215,000,000
	Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $1,294,000 FHLMC 5.82%, 06/01/36, valued at $1,257,128) to be repurchased at $1,238,178	1,238	1,238,000

@	Repurchase Agreement, UBS Warburg LLC 5.31%, 12/01/06 (Collateralized by $37,677,097 FHLMC, rates ranging from 4.000% to 10.500%, maturities ranging from 02/01/08 to 11/01/36 & FNMA, rates ranging from 4.500% to 11.500%, maturities ranging from 11/01/07 to 11/01/36, valued at $35,703,027) to be repurchased at $35,005,163	35,000	35,000,000
TOTAL TEMPORARY CASH INVESTMENTS			308,629,921

TOTAL INVESTMENTS - (100.0%) (Cost $1,443,976,433)			$2,175,082,187

See accompanying Notes to Financial Statements.

31

THE EMERGING MARKETS SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††
ARGENTINA — (0.4%)
COMMON STOCKS — (0.4%)
	Acindar Industria Argentina de Aceros SA Series B	601,249	$915,058
*	Alpargatas SAIC	1,078	1,665
	Alto Palermo SA Series A	5,000	13,879
	BBVA Banco Frances SA	399,900	1,187,893
*	Capex SA Series A	52,893	172,137
*	Celulosa Argentina SA Series B	24,922	17,256
*	Central Puerto SA Series B	16,000	12,048
*	Endesa Costanera SA Series B	114,100	104,118
*	Gas Natural Ban SA	345,000	186,030
*	IRSA Inversiones y Representaciones SA	657,649	1,028,173
*	Juan Minetti SA	353,151	331,271
	Ledesma S.A.A.I.	242,632	147,088
*	Metrogas SA Series B	543,115	194,082
*	Molinos Rio de la Plata SA Series B	596,060	658,025
	Siderar S.A.I.C. Series A	649,191	4,857,261
	Solvay Indupa S.A.I.C.	555,366	613,100
*	Transportadora de Gas del Sur SA Series B	445,280	515,722

TOTAL — ARGENTINA			10,954,806

BRAZIL — (11.0%)
COMMON STOCKS — (1.5%)
	Arcelor Brasil SA	445,346	8,228,102
	Brasil Telecom Participacoes SA	59,520,574	907,242
	Companhia de Bebidas das Americas	8,998,884	3,763,695
	Companhia Siderurgica Nacional SA	241,404	7,214,244
	Copesul Companhia Petroquimica do Sul	55,860	980,195
	CPFL Energia SA	1,935	25,383
*	Embratel Participacoes SA	57,550,000	187,137
	Empresa Brasileira de Aeronautica SA	696,921	7,239,609
	Lojas Renner SA	15,810	206,881
*	Perdigao SA	7,898	95,031
	Souza Cruz SA	291,700	5,037,720
*	Tele Norte Celular Participacoes SA	57,624,254	23,688
	Tele Norte Leste Participacoes SA	59,254	1,893,938
	Tractebel Energia SA	203,300	1,533,436
*	Vivo Participacoes SA	64,140	441,425
TOTAL COMMON STOCKS			37,777,726

PREFERRED STOCKS — (9.5%)
	Ambev Cia de Bebidas das Americas	12,453,835	5,749,473
	Ambev Cia de Bebidas das Americas ADR	266,200	12,274,482
	Aracruz Celulose SA ADR	48,400	2,945,624
	Aracruz Celulose SA Series B	711,999	4,344,345

1

	Shares	Value††
Banci Itau Holding Financeira SA	868,000	$28,946,697
Banco Bradesco SA	802,158	30,159,659
Brasil Telecom Participacoes SA	234,026,240	1,761,953
Brasil Telecom SA	626,730,875	2,851,408
Braskem SA Preferred A	435,600	3,174,951
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	58,650,000	1,828,038
Companhia Energetica de Minas Gerais	109,900,000	4,974,181
Companhia Paranaense de Energia-Copel Series B	100,000,000	1,103,926
Companhia Vale do Rio Doce ADR	170,800	4,022,340
Companhia Vale do Rio Doce Series A	1,853,760	43,308,629
Embratel Participacoes SA	143,582,922	466,893
Empresa Nasional de Comercio Redito e Participacoes SA	480,000	3,280
Gerdau SA	697,734	10,989,713
Gol Linhas Aereas Inteligentes SA	37,500	1,069,053
Investimentos Itau SA	3,300,893	15,322,852
Klabin SA	682,875	1,640,162
Metalurgica Gerdau SA	148,275	2,852,496
Suzano Papel e Celullose SA	143,545	1,370,474
Tele Norte Leste Participacoes SA	180,034	2,661,011
Tele Norte Leste Participacoes SA ADR	137,000	2,045,410
Telecomunicacoes de Sao Paulo SA	621,100	14,045,753
Telemar Norte Leste SA	165,100	3,736,674
Tim Participacoes SA ADR	109,680	3,733,507
Unibanco-Uniao de Bancos Brasileiros SA	40,000	144,111
Unibanco-Uniao de Bancos Brasileiros SA ADR	46,000	3,894,820
Unibanco-Uniao de Bancos Brasileiros Units SA	1,026,260	8,707,804
Usinas Siderurgicas de Minas Gerais SA Series A	200,539	6,775,717
Usinas Siderurgicas de Minas Gerais SA Series B	325	10,883
Vale do Rio Doce Series B	81,160	0
* Vivo Participacoes SA	1,148,746	4,403,969
Vivo Participacoes SA ADR	110,000	429,000
Votorantim Celulose e Papel SA	71,336	1,430,015
Weg SA	489,800	2,941,062
TOTAL PREFERRED STOCKS		236,120,365

TOTAL — BRAZIL		273,898,091

CHILE — (2.9%)
COMMON STOCKS — (2.9%)
Banco de Chile Series F ADR	48,815	2,162,505
Banco Santander Chile SA Sponsored ADR	295,998	14,370,703
Colbun SA	560,549	117,202
Compania Cervecerias Unidas SA ADR	115,400	3,353,524
Compania Telecomunicaciones de Chile SA Sponsored ADR	421,400	3,362,772
Distribucion y Servicio D&S SA ADR	208,828	4,157,765
Embotelladora Andina SA ADR	109,600	1,715,240
Embotelladora Andina SA Series B ADR	89,100	1,503,117
Empresa Nacional de Electricidad SA ADR	514,018	17,826,144
Empresas Copec SA	20,500	231,826
Enersis SA ADR	361,903	5,504,545
Lan Airlines SA ADR	125,900	6,175,395
* Madeco Manufacturera de Cobre SA ADR	4,450	48,728
Masisa SA ADR	38,553	377,819
S.A.C.I. Falabella SA	122,000	410,415
Sociedad Quimica y Minera de Chile SA ADR	61,300	8,373,580

2

	Shares	Value††
Sociedad Quimica y Minera de Chile SA ADR Class A	902	$121,770
Vina de Concha y Toro SA ADR	67,750	2,082,635

TOTAL — CHILE		71,895,685

CZECH REPUBLIC — (1.2%)
COMMON STOCKS — (1.2%)
CEZ A.S.	381,144	16,947,822
Komercni Banka A.S.	27,759	4,141,998
Phillip Morris CR A.S.	954	493,888
Telefonica 02 Czech Republic A.S.	230,085	5,169,395
Zentiva NV	34,406	2,004,264

TOTAL — CZECH REPUBLIC		28,757,367

HUNGARY — (2.0%)
COMMON STOCKS — (2.0%)
ELMU NYRT	185	28,320
* Magyar Telekom Telecommunications P.L.C.	1,050,555	5,122,538
MOL Hungarian Oil & Gas NYRT	168,429	18,927,552
OTP Bank NYRT	386,220	14,795,109
Richter Gedeon NYRT	46,937	9,680,349
Tiszai Vegyi Kombinat RT	93,499	2,566,242

TOTAL — HUNGARY		51,120,110

INDIA — (12.1%)
COMMON STOCKS — (12.1%)
Aban Offshore, Ltd.	7,642	184,323
ABB, Ltd. India	40,539	3,163,808
Aditya Birla Nuvo, Ltd.	5,819	150,912
Amtek Auto, Ltd.	43,171	344,292
Apollo Hospitals Enterprise, Ltd.	21,437	214,993
Arvind Mills, Ltd.	90,436	106,311
Ashok Leyland, Ltd.	621,735	589,890
Asian Paints (India), Ltd.	81,536	1,300,425
Aventis Pharma, Ltd.	8,241	277,806
Bajaj Auto, Ltd.	102,119	6,028,802
Bajaj Hindusthan, Ltd.	49,677	275,591
Balrampur Chini Mills, Ltd.	41,380	75,934
Bharat Earth Movers, Ltd.	32,527	747,265
Bharat Forge, Ltd.	174,384	1,411,568
Biocon, Ltd.	87,444	724,286
Cadila Healthcare, Ltd.	43,470	314,147
Century Textiles & Industries, Ltd.	51,740	745,528
Chennai Petroleum Corp., Ltd.	63,105	310,196
Cipla, Ltd.	880,500	4,986,023
Colgate-Palmolive (India), Ltd.	84,376	717,945
Crompton Greaves, Ltd.	132,020	774,951
Cummins India, Ltd.	135,892	832,531
Dabur India, Ltd.	118,404	390,438
Dr. Reddy’s Laboratories, Ltd.	174,080	2,912,538
EIH, Ltd.	141,150	328,671
Gammon India, Ltd.	46,112	477,563
GlaxoSmithKline Pharmaceuticals, Ltd.	89,046	2,331,122

3

		Shares	Value††
	Glenmark Pharmaceuticals, Ltd.	37,238	$467,991
	Godrej Consumer Products, Ltd.	95,928	335,644
	Great Eastern Shipping Co., Ltd.	110,304	538,333
*	Great Offshore, Ltd.	27,576	372,904
	Gujarat Ambuja Cements, Ltd.	1,452,686	4,664,696
	HCL Infosystems, Ltd.	86,934	318,259
	HCL Technologies, Ltd.	265,435	3,732,943
	HDFC Bank, Ltd.	386,733	9,673,046
	Hero Honda Motors, Ltd. Series B	286,616	4,744,504
	Hindustan Construction Co., Ltd.	40,914	140,667
	Hindustan Lever, Ltd.	2,697,394	14,170,872
	ICICI Bank Sponsored ADR	20,700	805,437
	I-Flex Solutions, Ltd.	66,837	2,375,108
	Indian Hotels Co., Ltd.	644,960	2,173,848
	Indian Petrochemicals Corp., Ltd.	251,964	1,544,490
	Industrial Development Bank of India, Ltd.	678,674	1,116,891
	Infosys Technologies, Ltd.	624,876	30,494,085
	ITC, Ltd.	3,899,423	16,055,195
	Jammu & Kashmir Bank, Ltd.	20,547	244,662
	Jindal Steel & Power, Ltd.	20,902	1,005,692
	JSW Steel, Ltd.	106,526	781,703
	Jubilant Organosys, Ltd.	95,560	542,427
	Larsen & Toubro, Ltd.	216,588	6,613,791
	Lupin, Ltd.	65,216	769,502
	Mahindra & Mahindra, Ltd.	267,561	4,899,298
	Mangalore Refinery & Petrochemicals, Ltd.	846,013	761,353
	Maruti Udyog, Ltd.	326,177	6,731,067
	Matrix Laboratories, Ltd.	95,511	585,717
*	McDowell India Spirits, Ltd.	4,382	7,005
	Moser Baer (India), Ltd.	58,962	347,585
	Motor Industries Co., Ltd.	24,968	1,912,217
	Nicholas Piramal India, Ltd.	76,008	397,739
	Nirma, Ltd.	45,668	376,796
	Pantaloon Retail India, Ltd.	11,716	588,764
	Patni Computer Systems, Ltd.	116,382	1,045,742
	Proctor & Gamble Hygiene & Health Care, Ltd.	11,227	226,369
	Ranbaxy Laboratories, Ltd.	411,794	3,416,510
	Raymond, Ltd.	35,367	344,842
*	Reliance Capital, Ltd.	86,097	1,141,785
*	Reliance Communications, Ltd.	1,721,955	16,488,633
	Reliance Energy, Ltd.	339,176	3,992,726
	Reliance Industries, Ltd.	1,721,955	47,822,700
*	Reliance Natural Resources, Ltd.	1,721,955	893,941
	Satyam Computer Services, Ltd.	772,898	7,919,329
	Sesa Goa, Ltd.	26,750	754,121
	Siemens India, Ltd.	142,115	3,578,804
	Sterling Biotech, Ltd.	83,096	311,337
	Sterlite Industries (India), Ltd. Series A	431,495	5,178,600
	Sun Pharmaceuticals Industries, Ltd.	162,432	3,681,790
	Tata Chemicals, Ltd.	130,261	636,907
	Tata Consultancy Services, Ltd.	504,652	13,429,197
	Tata Motors, Ltd.	408,049	7,366,791
	Tata Power Co., Ltd.	170,018	2,204,320
	Tata Steel, Ltd.	592,597	6,187,456
	Tata Tea, Ltd.	41,503	666,693

4

	Shares	Value††
* Tata Teleservices Maharashtra, Ltd.	1,384,967	$540,221
Thermax, Ltd.	27,473	233,091
Titan Industries, Ltd.	7,547	128,062
TVS Motor Co., Ltd.	33,921	74,063
United Phosphorus, Ltd.	10,027	74,322
* United Spirits, Ltd.	21,912	395,832
UTI Bank, Ltd.	349,044	3,689,239
Videsh Sanchar Nigam, Ltd.	155,496	1,479,829
Wipro, Ltd.	880,456	11,769,788
Wockhardt, Ltd.	38,730	321,143
* Zee Telefilms, Ltd. Series B	529,060	4,408,704
TOTAL COMMON STOCKS		301,410,977

RIGHTS/WARRANTS — (0.0%)
* Tata Teleservices Maharashtra, Ltd. Rights	263,143	2,647

TOTAL — INDIA		301,413,624

INDONESIA — (2.9%)
COMMON STOCKS — (2.9%)
PT Astra International Tbk	8,046,961	13,972,098
PT Bank Central Asia Tbk	4,930,000	2,847,158
PT Bank Danamon Indonesia Tbk	2,027,000	1,380,811
PT Gudang Garam Tbk	2,627,500	2,848,337
PT Indocement Tunggal Prakarsa Tbk	875,000	509,867
PT Indosat Tbk	7,961,500	4,975,121
PT International Nickel Indonesia Tbk	133,000	398,522
PT Kalbe Farma Tbk	1,200,000	154,254
PT Medco Energi International Tbk	240,000	84,963
* PT Panasia Indosyntec Tbk	75,100	3,278
PT Semen Gresik Tbk	826,500	2,880,621
PT Telekomunikasi Indonesia Tbk	33,437,640	36,350,995
PT Unilever Indonesia Tbk	9,580,000	6,258,668
PT United Tractors Tbk	943,000	662,483
TOTAL COMMON STOCKS		73,327,176

RIGHTS/WARRANTS — (0.0%)
* Lippo Karawaci Free Warrants 11/30/07	91,754	1,351

TOTAL — INDONESIA		73,328,527

ISRAEL — (3.8%)
COMMON STOCKS — (3.8%)
Africa-Israel Investments, Ltd.	31,387	2,198,526
Bank Hapoalim B.M.	2,309,640	11,150,108
Bank Leumi Le-Israel	2,521,861	10,160,428
Bezeq Israeli Telecommunication Corp., Ltd.	3,036,759	4,802,511
Clal Industries, Ltd.	215,443	1,195,732
Clal Insurance Enterprise Holdings, Ltd.	42,165	1,067,010
Delek Group, Ltd.	4,584	817,670
Discount Investment Corp.	66,100	1,932,085
Elbit Systems, Ltd.	56,043	1,842,272
* Elron Electronic Industries, Ltd.	1	4

5

		Shares	Value††
*	First International Bank of Israel, Ltd.	205,277	$520,795
*	First International Bank of Israel, Ltd. Par Value $0.05	48,660	631,877
	IDB Development Corp., Ltd. Series A	60,607	2,108,877
	IDB Holding Corp., Ltd.	36,578	1,022,404
	Israel Chemicals, Ltd.	1,410,154	8,471,880
	Israel Corp., Ltd. Series A	5,500	2,773,340
*	Koor Industries, Ltd.	22,390	1,166,941
	Makhteshim-Agan Industries, Ltd.	843,283	4,493,884
	Migdal Insurance Holdings, Ltd.	600,593	870,633
*	NICE Systems, Ltd. ADR	32,401	1,036,832
	Ormat Industries, Ltd.	113,997	1,278,669
	Osem Investment, Ltd.	95,095	907,462
	Partner Communications Co., Ltd.	124,006	1,507,079
	Strauss-Elite, Ltd.	55,697	621,272
	Teva Pharmaceutical Industries, Ltd.	173,280	5,574,636
	Teva Pharmaceutical Industries, Ltd. ADR	733,786	23,525,179
	United Mizrahi Bank, Ltd.	384,693	2,812,463

TOTAL — ISRAEL			94,490,569

MALAYSIA — (4.7%)
COMMON STOCKS — (4.7%)
*	Airasia Berhad	1,839,000	777,205
	AmInvestment Group Berhad	406,882	192,312
	AMMB Holdings Berhad	2,103,331	1,958,673
	Asiatic Development Berhad	395,100	439,013
	Batu Kawan Berhad	10,000	31,230
	Berjaya Sports Toto Berhad	896,900	1,224,432
	British American Tobacco Berhad	295,300	3,632,230
	Bumiputra-Commerce Asset Holdings Berhad	3,095,227	6,672,060
	Digi.Com Berhad	767,162	2,862,235
	EON Capital Berhad	223,600	407,444
	Fraser & Neave Holdings Berhad	61,000	121,311
	Gamuda Berhad	726,300	979,667
	Genting Berhad	697,300	5,637,256
	Golden Hope Plantations Berhad	948,200	1,464,991
	Highlands and Lowlands Berhad	107,500	152,835
	Hong Leong Bank Berhad	1,607,150	2,487,782
	Hong Leong Financial Group Berhad	738,729	1,052,024
	IJM Corp. Berhad	424,800	862,793
	IOI Corp. Berhad	1,055,520	5,506,633
	IOI Properties Berhad	151,300	365,719
	Kuala Lumpur Kepong Berhad	747,000	2,804,955
	Lion Diversified Holdings Berhad	140,500	256,172
	Magnum Corp. Berhad	1,487,600	941,225
	Malakoff Berhad	835,700	2,309,010
	Malayan Banking Berhad	2,815,700	9,025,088
	Malayan Cement Berhad	865,100	274,707
*	Malaysian Airlines System Berhad	904,100	1,074,572
	Malaysian Pacific Industries Berhad	170,000	493,205
*	Malaysian Plantations Berhad	927,500	635,781
	Maxis Communications Berhad	1,631,600	4,461,785
	MISC Berhad	3,003,132	7,716,310
	MMC Corp. Berhad	828,700	870,095
	Nestle (Malaysia) Berhad	229,200	1,533,945

6

		Shares	Value††
	Oriental Holdings Berhad	215,300	$277,308
	Petronas Dagangan Berhad	813,400	1,064,782
	Petronas Gas Berhad	1,304,200	3,366,588
	Plus Expressways Berhad	3,046,800	2,440,808
	Pos Malaysia & Services Holdings Berhad	378,700	529,850
	PPB Group Berhad	1,159,200	1,557,003
	Proton Holdings Berhad	389,000	634,171
	Public Bank Berhad	1,550,201	3,300,818
	Resorts World Berhad	1,120,700	4,087,881
	RHB Capital Berhad	1,849,900	1,838,961
	Shell Refining Co. Federation of Malaysia Berhad	227,000	658,555
	Sime Darby Berhad	2,334,600	4,348,505
	SP Setia Berhad	647,400	794,390
	Star Publications (Malaysia) Berhad	485,600	440,095
	Telekom Malaysia Berhad	2,832,800	7,474,053
	Tenaga Nasional Berhad	3,262,000	9,908,467
	Transmile Group Berhad	164,000	630,500
	UEM World Berhad	560,500	250,721
	UMW Holdings Berhad	364,533	790,879
	YTL Corp. Berhad	1,578,966	2,878,579

TOTAL — MALAYSIA			116,497,609

MEXICO — (12.3%)
COMMON STOCKS — (12.3%)
#	Alfa S.A. de C.V. Series A	640,590	3,802,621
	America Movil S.A. de C.V. ADR	376,240	16,731,393
#	America Movil S.A. de C.V. Series L	29,043,100	64,571,953
*	America Telecom S.A. de C.V. Series A	4,083,841	35,954,280
* #	Carso Global Telecom S.A. de C.V. Telecom Series A1	3,638,671	11,280,158
#	Cementos de Mexico S.A.B de C.V. Series B	4,243,502	13,506,758
	Cemex S.A.B. de C.V. ADR	486,322	15,824,918
	Coca-Cola Femsa S.A. de C.V. Series L	1,174,400	4,186,037
*	Corporacion Interamericana de Entramiento S.A. de C.V. Series B	87,127	190,379
	Corporacion Mexicana de Restaurantes S.A. de C.V. Series B	1,107	443
	Corporativo Fragua S.A. de C.V. Series B	21	131
*	Desc S.A. de C.V. Series B	123,968	156,884
	El Puerto de Liverpool S.A. de C.V. Series C1	339,500	1,004,566
	Embotelladora Arca S.A. de C.V., Mexico	334,100	1,095,051
*	Empresas ICA S.A.B. de C.V	103,950	376,198
	Fomento Economico Mexicano S.A. de C.V. Series B & D	754,800	7,696,711
	Gruma S.A. de C.V. Series B	90,406	308,662
#	Grupo Carso S.A. de C.V. Series A-1	2,486,832	8,490,495
	Grupo Continental S.A. de C.V.	358,600	685,622
#	Grupo Elektra S.A. de C.V.	104,000	1,093,631
	Grupo Financiero del Norte S.A. de C.V. Series C	2,275,936	8,474,979
	Grupo Financiero Inbursa S.A. de C.V. Series O	2,069,088	4,200,869
*	Grupo Gigante S.A. de C.V. Series B	117,282	109,449
#	Grupo Industrial Bimbo S.A. de C.V. Series A	1,011,700	4,144,953
#	Grupo Industrial Maseca S.A. de C.V. Series B	229,000	187,643
	Grupo Mexico S.A.B. de C.V. Series B	2,792,574	10,093,702
#	Grupo Modelo S.A. de C.V. Series C	1,951,800	10,596,329
*	Grupo Nutrisa S.A. de C.V.	129	123
*	Grupo Qumma S.A. de C.V. Series B	1,591	26

7

		Shares	Value††
#	Grupo Televisa S.A. (Certificate Representing Series A, Series D & Series L)	2,117,800	$10,643,374
* #	Impulsora del Desarrollo Economico de America Latina S.A. de C.V.	3,161,776	3,324,822
	Industrias Penoles S.A. de C.V.	324,600	2,896,209
#	Kimberly Clark de Mexico S.A.B. de C.V. Series A	980,200	4,099,784
#	Organizacion Soriana S.A. de C.V. Series B	665,900	4,201,434
*	Promotora y Operadora de Infraestructura S.A. de C.V.	2,120	3,378
*	Savia S.A. de C.V.	120,000	8,740
#	Telefonos de Mexico S.A. de C.V.	12,016,800	15,743,632
	Telefonos de Mexico S.A. de C.V. Series A	200,000	260,935
*	US Commercial Corp. S.A. de C.V.	223,000	36,342
	Vitro S.A. de C.V.	147,450	189,823
#	Wal-Mart de Mexico S.A. de C.V. Series V	11,125,875	41,632,385

TOTAL — MEXICO			307,805,822

PHILIPPINES — (1.1%)
COMMON STOCKS — (1.1%)
	Aboitiz Equity Ventures, Inc.	3,075,000	375,013
	Ayala Corp. Series A	329,815	3,337,573
	Ayala Land, Inc.	13,984,765	4,159,920
	Bank of the Philippine Islands	3,533,947	4,448,999
*	Equitable PCI Bank, Inc.	1,502,227	2,393,149
*	Filipina Water Bottling Corp.	2,006,957	0
	Metro Bank and Trust Co.	1,726,035	1,720,276
	Petron Corp.	13,083,000	1,065,911
	Philippine Long Distance Telephone Co.	147,400	7,438,021
*	Pilipino Telephone Corp.	876,000	107,167
	SM Prime Holdings, Inc.	12,673,177	2,526,001
	Universal Robina Corp.	587,900	232,066

TOTAL — PHILIPPINES			27,804,096

POLAND — (2.5%)
COMMON STOCKS — (2.5%)
	Agora SA	98,779	1,169,223
	Bank Millennium SA	1,380,447	3,711,594
	Bank Pekao SA	156,792	11,561,775
	Bank Przemyslowo Handlowy BPH SA	31,526	9,774,824
	Bank Zackodni WBK SA	88,646	6,644,735
	Browary Zywiec SA	15,860	2,600,930
*	Cersanit SA	172,287	2,466,871
*	Getin Holdings SA	166,879	705,041
*	Grupa Lotos SA	72,750	1,162,421
	Kredyt Bank SA	394,162	3,010,708
	Mondi Packaging Paper Swiecie SA	91,721	3,269,883
	Netia Holdings SA	390,681	666,805
	Polski Koncern Naftowy Orlen SA	369,958	6,673,727
	Telekomunikacja Polska SA	940,603	7,317,225
*	TVN SA	15,000	641,131

TOTAL — POLAND			61,376,893

8

		Shares	Value††
SOUTH AFRICA — (11.4%)
COMMON STOCKS — (11.4%)
	ABSA Group, Ltd.	444,276	$6,985,324
	African Oxygen, Ltd.	354,545	1,520,958
*	African Rainbow Minerals, Ltd.	15,125	160,584
	Anglo American Platinum Corp., Ltd.	223,876	25,927,548
	AngloGold Ashanti, Ltd.	402,684	19,369,524
	Aspen Pharmacare Holdings, Ltd.	430,278	2,026,267
	Barloworld, Ltd.	306,059	6,299,729
	Bidvest Group, Ltd.	412,943	7,363,417
	Discovery Holdings, Ltd.	618,806	2,158,655
	Edgars Consolidated Stores, Ltd.	724,277	3,786,722
	FirstRand, Ltd.	7,981,316	22,016,939
	Foschini, Ltd.	247,044	1,949,767
	Gold Fields, Ltd.	306,889	5,792,685
	Gold Fields, Ltd. Sponsored ADR	404,300	7,734,259
*	Harmony Gold Mining Co., Ltd.	416,418	7,054,653
	Impala Platinum Holdings, Ltd.	598,624	15,132,555
	Imperial Holdings, Ltd.	272,218	5,608,674
	Investec, Ltd.	255,661	2,947,970
	JD Group, Ltd.	238,923	2,644,046
*	Kumba Iron Ore, Ltd.	94,989	1,518,313
	Kumba Resources, Ltd.	94,989	733,031
	Liberty Group, Ltd.	356,007	3,856,331
	Massmart Holdings, Ltd.	195,651	1,787,963
	Mittal Steel South Africa, Ltd.	573,955	7,322,227
	MTN Group, Ltd.	2,008,598	20,537,485
	Nampak, Ltd.	786,764	2,303,708
	Naspers, Ltd. Series N	446,395	9,102,570
	Nedbank Group, Ltd.	565,855	9,898,015
	Network Healthcare Holdings, Ltd.	2,027,252	3,729,204
	Pick’n Pay Stores, Ltd.	654,640	2,923,668
	Pretoria Portland Cement Co., Ltd.	44,261	2,339,327
	Reunert, Ltd.	244,264	2,718,839
	Sanlam, Ltd.	2,441,020	6,072,802
	Santam, Ltd.	109,542	1,299,493
	Sappi, Ltd.	243,332	3,923,682
*	Sappi, Ltd. ADR	30,300	488,739
	Sasol, Ltd. Sponsored ADR	169,800	5,985,450
	Shoprite Holdings, Ltd.	640,645	2,280,303
	Standard Bank Group, Ltd.	1,600,411	19,675,430
	Steinhoff International Holdings, Ltd.	1,363,005	4,185,333
	Sun International, Ltd.	110,163	1,792,361
	Telkom South Africa, Ltd.	710,238	13,354,001
	Tiger Brands, Ltd.	197,495	4,284,535
	Truworths International, Ltd.	489,676	2,041,695
	Woolworths Holdings, Ltd.	1,159,035	2,694,502

TOTAL — SOUTH AFRICA			283,329,283

SOUTH KOREA — (11.4%)
COMMON STOCKS — (11.4%)
#	Amorepacific Corp.	2,152	312,933
* #	Amorepacific Corp.	3,527	1,916,538
#	CJ Corp.	8,888	1,015,779
	Daegu Bank Co., Ltd.	1,200	19,817

9

		Shares	Value††
#	Daelim Industrial Co., Ltd.	18,800	$1,624,093
#	Daewoo Engineering & Construction Co., Ltd.	267,270	6,024,353
#	Daewoo International Corp.	45,870	2,067,077
#	Daewoo Securities Co., Ltd.	103,195	2,026,953
	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	142,290	4,518,237
	Doosan Heavy Industries & Construction Co., Ltd.	28,950	1,202,192
#	Doosan Infracore Co., Ltd.	97,520	2,093,957
	GS Engineering & Construction Corp.	27,320	2,549,667
	GS Holdings Corp.	42,945	1,413,247
	Hana Financial Group, Inc.	112,261	5,720,722
	Hankook Tire Manufacturing Co., Ltd.	84,420	1,368,749
	Hite Brewery Co., Ltd.	13,530	1,670,747
*	Hynix Semiconductor, Inc.	61,630	2,337,731
	Hyundai Department Store Co., Ltd.	6,380	568,051
	Hyundai Development Co.	37,270	2,307,898
	Hyundai Heavy Industries Co., Ltd.	49,890	7,229,648
	Hyundai Mobis	53,070	4,926,993
	Hyundai Motor Co., Ltd.	122,979	9,300,250
	Hyundai Steel Co.	58,560	2,179,082
#	Kangwon Land, Inc.	150,410	3,158,770
	KCC Corp.	7,410	2,351,703
#	Kia Motors Corp.	263,640	3,985,945
	Kookmin Bank	161,175	12,584,329
	Kookmin Bank Sponsored ADR	31,000	2,425,750
	Korea Electric Power Corp.	495,290	20,710,601
*	Korea Exchange Bank	200,200	2,928,583
	Korea Gas Corp.	47,100	2,214,187
	Korea Investment Holdings Co., Ltd.	10,000	513,238
	KT Corp.	195,930	10,048,430
	KT Freetel, Ltd.	36,030	1,205,478
	KT&G Corp.	103,590	6,788,219
* #	LG Card Co., Ltd.	73,259	4,751,415
#	LG Chemical, Ltd.	36,776	1,694,416
	LG Corp.	136,225	4,545,300
	LG Electronics, Inc.	88,910	5,310,762
* #	LG Phillips LCD Co., Ltd.	106,110	3,300,156
	Lotte Confectionary Co., Ltd.	350	432,852
* #	NCsoft Corp.	6,150	386,226
	POSCO	46,060	14,482,536
	Pusan Bank	40,000	493,785
	S1 Corp.	3,130	134,768
	Samsung Corp.	77,520	2,741,173
* #	Samsung Electro-Mechanics Co., Ltd.	37,767	1,700,940
	Samsung Electronics Co., Ltd.	77,768	53,300,262
	Samsung Engineering Co., Ltd.	1,140	53,134
	Samsung Fire and Marine Insurance, Ltd.	27,229	4,359,192
	Samsung Heavy Industries Co., Ltd.	126,000	3,173,452
#	Samsung SDI Co., Ltd.	24,812	1,767,883
	Samsung Securities Co., Ltd.	33,780	1,918,536
	Shinhan Financial Group Co., Ltd.	190,952	9,344,234
	Shinsegae Co., Ltd.	10,460	6,711,486
	SK Corp., Ltd.	73,084	5,373,453
* #	SK Networks Co., Ltd.	111,390	3,590,155
	SK Telecom Co., Ltd.	56,085	13,078,587
	S-Oil Corp.	94,810	6,949,008

10

		Shares	Value††
#	Woori Investment & Securities Co., Ltd.	67,386	$1,496,615

TOTAL — SOUTH KOREA			284,400,273

TAIWAN — (11.7%)
COMMON STOCKS — (11.7%)
	Acer, Inc.	1,578,954	3,403,652
*	Advanced Semiconductor Engineering, Inc.	2,532,213	2,898,485
	Advantech Co., Ltd.	320,386	988,301
	Asia Cement Corp.	2,079,572	2,059,833
	Asustek Computer, Inc.	2,507,964	6,874,784
	AU Optronics Corp.	4,915,439	6,618,116
*	Benq Corp.	1,973,318	1,084,345
	Catcher Co., Ltd.	190,628	1,690,499
	Cathay Financial Holdings Co., Ltd.	8,465,487	19,049,621
*	Cathay Real Estate Development Co., Ltd.	692,000	531,147
*	Chang Hwa Commercial Bank	3,763,796	2,559,628
	Cheng Shin Rubber Industry Co., Ltd.	797,009	844,144
	Cheng Uei Precision Industry Co., Ltd.	201,658	711,589
	Chi Mei Optoelectronic Corp.	4,441,854	4,716,269
*	China Airlines	2,491,621	1,162,650
	China Development Financial Holding Corp.	8,277,080	3,684,817
	China Motor Co., Ltd.	1,184,275	1,082,980
	China Steel Corp.	7,905,578	7,994,823
	Chinatrust Financial Holdings Co., Ltd.	5,734,283	4,893,303
*	Chungwa Picture Tubes Co., Ltd.	5,710,226	1,215,879
*	CMC Magnetics Corp.	2,482,400	843,040
	Compal Communications, Inc.	257,400	919,074
	Compal Electronics, Inc.	2,692,649	2,475,365
	Delta Electronics Industrial Co., Ltd.	1,559,134	4,785,718
	E.Sun Financial Holding Co., Ltd.	2,185,070	1,487,106
	Eternal Chemical Co., Ltd.	320,000	499,636
	Eva Airways Corp.	2,660,444	1,096,882
	Evergreen Marine Corp., Ltd.	2,253,869	1,323,946
	Far East Textile, Ltd.	4,005,189	3,378,531
	Far Eastern International Bank	1,165,841	554,455
	First Financial Holding Co., Ltd.	4,924,715	3,679,384
	Formosa Chemicals & Fiber Co., Ltd.	5,426,141	8,871,918
	Formosa Plastics Corp.	4,721,167	7,729,979
	Foxconn Technology Co., Ltd.	474,858	4,743,917
	Fu Sheng Industrial Co., Ltd.	228,048	218,759
	Fubon Financial Holding Co., Ltd.	7,768,052	7,314,580
*	Fuh-Hwa Financial Holding Co., Ltd.	1,526,885	711,771
	High Tech Computer Corp.	280,944	6,493,464
	Hon Hai Precision Industry Co., Ltd.	3,835,006	27,883,038
	Hotai Motor Co., Ltd.	387,000	924,265
	Hua Nan Financial Holding Co., Ltd.	5,737,122	4,088,549
	Inventec Corp.	1,428,756	1,238,998
	Johnson Health Tech Co., Ltd.	14,000	93,527
	Kinsus Interconnect Technology Corp.	47,000	131,404
	Largan Precision Co., Ltd.	47,250	900,299
	Lite-On Technology Corp.	2,040,612	2,641,463
	Media Tek, Inc.	735,463	7,526,685
	Mega Financial Holding Co., Ltd.	9,477,535	7,193,865
	Mitac International Corp.	1,002,584	1,202,047

11

		Shares	Value††
	Nan Ya Plastic Corp.	6,878,218	$11,074,325
	Nanya Technology Co., Ltd.	3,558,065	2,902,383
*	Pacific Electric Wire & Cable Corp.	233,200	3,750
	Phoenix Precision Technology Corp.	175,000	208,881
	Pou Chen Corp.	1,704,124	1,540,972
	President Chain Store Corp.	776,260	1,918,210
	Quanta Computer, Inc.	3,052,383	5,330,141
	Realtek Semiconductor Corp.	513,136	795,692
	Shin Kong Financial Holding Co., Ltd.	3,242,317	3,322,164
	Silicon Integrated Systems Corp.	1,007,400	567,138
	Siliconware Precision Industries Co., Ltd.	1,945,698	3,108,890
	SinoPac Holdings Co., Ltd.	4,089,033	2,199,765
	Sunplus Technology Co., Ltd.	457,723	467,984
	Synnex Technology International Corp.	666,982	754,307
*	Taishin Financial Holdings Co., Ltd.	3,774,225	2,071,293
*	Taiwan Business Bank	1,803,433	573,117
	Taiwan Cement Corp.	2,368,294	2,148,440
	Taiwan Glass Ind. Corp.	1,073,828	842,203
	Taiwan Semiconductor Manufacturing Co., Ltd.	21,327,076	43,270,478
*	Tatung Co., Ltd.	2,839,000	1,321,184
	U-Ming Marine Transport Corp.	648,860	814,352
	Uni-President Enterprises Corp.	2,513,020	2,449,988
	United Microelectronics Corp.	14,974,868	9,836,420
*	Walsin Lihwa Corp.	2,278,539	1,207,684
	Wan Hai Lines Co., Ltd.	1,625,914	954,313
*	Winbond Electronics Corp.	3,308,000	1,388,478
	Wintek Corp.	747,438	754,245
	Wistron Corp.	972,753	1,242,382
	Ya Hsin Industrial Co., Ltd.	738,018	596,088
	Yang Ming Marine Transport Corp.	2,024,894	1,091,829
	Yulon Motor Co., Ltd.	1,221,069	1,537,782
	Zyxel Communication Corp.	308,893	386,438
TOTAL COMMON STOCKS			291,697,846

RIGHTS/WARRANTS — (0.0%)
*	Taiwan Business Bank Rights 12/22/06	468,892	9,424

TOTAL — TAIWAN			291,707,270

THAILAND — (1.8%)
COMMON STOCKS — (1.8%)
	Advance Info Service Public Co., Ltd. (Foreign)	2,764,500	6,430,861
	Aromatics (Thailand) Public Co., Ltd. (Foreign)	906,200	826,802
	Bangkok Bank Public Co., Ltd. (Foreign)	650,000	2,372,197
#	Bangkok Dusit Medical Services Public Co., Ltd. (Foreign)	308,100	270,376
	Bangkok Expressway Public Co., Ltd. (Foreign)	250,000	172,726
	Bank of Ayudhya Public Co., Ltd. (Foreign)	2,779,900	1,634,096
	Banpu Public Co., Ltd. (Foreign)	132,000	647,221
	BEC World Public Co., Ltd. (Foreign)	1,992,000	1,109,904
	Bumrungrad Hospital Public Co., Ltd. (Foreign)	297,000	302,006
	C.P. Seven Eleven Public Co., Ltd. (Foreign)	2,614,700	484,406
	Central Pattana Public Co., Ltd. (Foreign)	888,500	581,690
	Charoen Pokphand Foods Public Co., Ltd. (Foreign)	7,587,100	1,120,257
	Delta Electronics (Thailand) Public Co., Ltd. (Foreign)	1,839,310	901,849

12

		Shares	Value††
	Hana Microelectronics Public Co., Ltd. (Foreign)	387,400	$294,098
	Kasikornbank Public Co., Ltd. (Foreign)	1,860,300	3,705,570
	Krung Thai Bank Public Co., Ltd. (Foreign)	11,073,770	4,257,362
	Land & Houses Public Co., Ltd. (Foreign)	2,130,310	501,494
#	PTT Chemical Public Co., Ltd. (Foreign)	693,060	1,486,715
	Ratchaburi Electricity Generating Holding Public Co., Ltd. (Foreign)	1,458,000	1,675,512
*	Sahaviriya Steel Industries Public Co., Ltd. (Foreign)	6,094,000	203,727
	Siam Cement Public Co., Ltd. (Foreign)	270,000	1,970,748
	Siam City Cement Public Co., Ltd. (Foreign)	296,013	2,144,125
	Siam Commercial Bank Public Co., Ltd. (Foreign)	2,549,166	4,971,211
#	Thai Oil Public Co., Ltd. (Foreign)	915,200	1,568,040
#	Thai Union Frozen Products Public Co., Ltd. (Foreign)	2,387,520	1,636,244
	Thanachart Capital PCL, Ltd. (Foreign)	890,550	426,730
*	TMB Bank, Ltd. (Foreign)	15,028,781	1,281,183
*	True Corp. Public Company, Ltd. (Foreign)	5,239,000	1,240,605
TOTAL COMMON STOCKS			44,217,755

RIGHTS/WARRANTS — (0.0%)
*	True Corp. Public Company, Ltd. (Foreign) Warrants 03/31/08	1,444,563	0

TOTAL — THAILAND			44,217,755

TURKEY — (3.4%)
COMMON STOCKS — (3.4%)
	Akbank T.A.S.	3,155,889	17,672,426
	Akcansa Cimento Sanayi ve Ticaret A.S.	49,600	261,640
	Aksigorta A.S.	122,669	450,055
	Anadolu Efes Biracilik ve Malt Sanayi A.S.	182,246	5,246,038
	Arcelik A.S	289,702	1,599,713
	Dogan Sirketler Grubu Holding A.S.	1,473,018	2,563,061
*	Dogan Yayin Holding A.S.	542,814	1,889,915
	Enka Insaat ve Sanayi A.S.	810,190	7,076,198
	Eregli Demir ve Celik Fabrikalari Turk A.S.	353,341	2,085,545
	Ford Otomotiv Sanayi A.S.	564,879	4,378,061
*	Koc Holding A.S. Series B	932,165	3,190,468
	Tofas Turk Otomobil Fabrikasi A.S.	1	2
	Tupras-Turkiye Petrol Rafinerileri A.S.	289,886	4,778,807
*	Turk Sise ve Cam Fabrikalari A.S.	539,099	1,939,816
	Turkcell Iletisim Hizmetleri A.S.	183,402	838,117
	Turkiye Garanti Bankasi A.S.	3,760,431	12,433,371
	Turkiye Is Bankasi A.S.	3,364,999	13,973,664
*	Yapi ve Kredi Bankasi A.S.	3,106,338	5,408,697

TOTAL — TURKEY			85,785,594

		Face Amount	Value†
		(000)
TEMPORARY CASH INVESTMENTS — (3.4%)

@	Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $87,649,939 FHLMC, rates ranging from 6.000% to 6.2529%(r), maturities ranging from 03/15/29 to 09/01/36 & FNMA 5.253%(r), 08/01/35, valued at $78,574,232) to be repurchased at $77,043,295	$77,032	77,031,933

@	Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $5,615,000 FNMA 6.500%, 09/01/36, valued at $5,688,166) to be repurchased at $5,573,784	5,573	5,572,962

13

	Face Amount	Value†
	(000)
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $3,604,000 FHLMC 5.82%, 06/01/36, valued at $3,501,306) to be repurchased at $3,449,497	$3,449	$3,449,000

TOTAL TEMPORARY CASH INVESTMENTS		86,053,895

TOTAL INVESTMENTS — (100.0%)
(Cost $1,348,814,342)		$2,494,837,269

See accompanying Notes to Financial Statements.

14

THE EMERGING MARKETS SMALL CAP SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value††

ARGENTINA — (0.3%)
COMMON STOCKS — (0.3%)
*	Alpargatas SAIC	1,007	$1,555
	Banco Macro SA	99,961	271,098
*	Banco Suquia SA	76,789	12,128
*	Capex SA Series A	26,370	85,820
*	Carboclor SA	50,662	25,378
*	Celulosa Argentina SA Series B	8,473	5,867
*	Central Puerto SA Series B	61,000	45,932
	Cresud SA Comercial Industrial Financiera y Agropecuaria	201,401	343,789
	DYCASA SA (Dragados y Construcciones Argentina) Series B	23,052	29,420
*	Endesa Costanera SA Series B	50,000	45,626
	Ferrum SA de Ceramica y Metalurgica Series B	29,999	34,937
	Fiplasto SA	15,000	6,461
*	Grupo Estrella SA Series B	30,460	6,609
	Importadora y Exportadora de la Patagonia Series B	11,500	82,557
	Introductora de Buenos Aires SA Series A	9,832	4,611
*	IRSA Inversiones y Representaciones SA	379,635	593,524
*	Juan Minetti SA	131,531	123,382
	Ledesma S.A.A.I.	387,128	234,684
*	Metrogas SA Series B	90,000	32,162
*	Polledo SA Industrial y Constructora y Financiera	88,891	12,337
	Solvay Indupa S.A.I.C.	440,500	486,293

TOTAL — ARGENTINA			2,484,170

BRAZIL — (9.8%)
COMMON STOCKS — (1.0%)
	Acesita SA	4,290	105,021
	Acos Villares SA Avil	120,000	31,427
*	Avipal SA Avicultura e Agropecua	101,900,000	380,772
	Cia de Saneamento do Parana	80,000	92,379
	Copesul Companhia Petroquimica do Sul	269,500	4,729,009
	Energias do Brazil SA	8,202	110,623
	Eternit SA	33,700	165,153
*	M&G Poliester SA	640,780	65,114
	Metalurgica Gerdau SA	2,907	52,366
*	Perdigao SA	311,716	3,750,671
	Sao Paulo Alpargatas SA	5,100	242,633
TOTAL COMMON STOCKS			9,725,168

PREFERRED STOCKS — (8.8%)
	Acesita SA	97,876	2,259,964
	Banco Mercantil do Brasil SA	130,000	19,665
	Braskem SA Preferred A	146,000	1,064,148

1

		Shares	Value††

	Braskem SA Special Preferred A Sponsored ADR	9,400	$136,582
	Centrais Electricas de Santa Catarina SA	80,900	1,244,328
	Companhia Brasileira de Petroleo Ipiranga SA	203,600	1,748,233
	Companhia de Tecidos Norte de Minas	9,097,102	966,436
	Companhia Energetica do Ceara-Coelce	256,000,000	1,294,781
	Companhia Forca Luz Cataguazes Leopoldina Series A	23,400,000	64,309
	Companhia Paranaense de Energia-Copel Series B	478,800,000	5,285,598
	Confab Industrial SA	624,880	1,339,235
	Distribuidora de Produtos de Petroleo Ipiranga SA	7,800	88,268
	Duratex SA	173,000	2,329,307
*	Eletropaulo Metropolita SA Preferred A	69,600,000	3,005,820
	Embratel Participacoes SA	1,226,600,000	3,988,575
*	Empressa Metropolitanade Aguas e Energia SA	24,000,000	52,656
	Fertibras SA	5,000	78,060
	Forjas Taurus SA	88,000	148,767
	Fras-le SA	20,200	55,795
	Globex Utilidades SA	42,468	348,179
*	Gradiente Eletronica SA	2,600	14,951
*	Industria de Bebidas Antarctica Polar SA	23,000	27,887
	Industrias Romi SA	1,400	80,831
*	Inepar Industria e Construcoes SA	9,990	58,371
	Klabin SA	1,681,000	4,037,506
	Lojas Americanas SA	103,190,369	4,985,548
	Magnesita SA Series A	87,900,000	663,411
	Magnesita SA Series C	202,338	1,378
	Mahle-Metal Leve SA Industria e Comercio	28,666	514,796
	Marcopolo SA	506,800	1,224,279
	Metalurgica Gerdau SA	164,929	3,172,883
*	Net Servicos de Comunicacao SA	396,793	4,037,575
*	Paranapanema SA	119,150	1,386,873
	Randon Implementos e Participacoes SA	197,500	815,543
*	Rasip Agro-Pastoril SA	51,000	5,889
	Refinaria de Petroleo Ipiranga SA	24,600	426,324
	Sadia SA	1,138,000	3,621,626
	Santista Textil SA	16,400	122,716
	Sao Paulo Alpargatas SA	26,200	1,349,330
	Saraiva Livreiros Editores	4,400	45,118
*	Sharp SA Equipamentos Eletronicos	30,200,000	279
	Suzano Papel e Celullose SA	456,934	4,362,506
	Suzano Petroquimica SA	531,705	974,997
	Tele Norte Celular Participacoes SA	549,505,027	98,987
	Telemig Celular Participacoes SA	857,552,248	1,576,470
	Tim Participacoes SA	1,526,730,372	5,161,971
	Ultrapar Participacoes SA	137,030	3,098,207
	Uniao des Industrias Petroquimicas SA Series B	1,717,258	1,388,084
*	Varig Participacoes Em Transportes	122,026	411
*	Varig Particpacoes Em Servicos	116,823	205
*	Viacao Aerea Rio-Grandense SA	16,000	20,028
*	Vivo Participacoes SA	1,265,412	4,851,233
	Votorantim Celulose e Papel SA	92,623	1,856,738
	Weg SA	1,335,100	8,016,767
*	Whirlpool SA	301,516	309,872
TOTAL PREFERRED STOCKS			83,828,296

TOTAL — BRAZIL			93,553,464

2

		Shares	Value††

CHILE — (1.7%)
COMMON STOCKS — (1.7%)
	Banmedica SA	580,404	$575,286
	Cementos Bio-Bio SA	423,833	1,159,167
	Colbun SA	8,130,791	1,700,025
	Compania de Consumidores de Gas Santiago SA	69,187	433,939
	Compania SudAmericana de Vapores SA	867,199	1,201,371
	Corpbanca SA	466,016,129	2,526,044
	Cristalerias de Chile SA	153,324	1,544,459
	Empresas Iansa SA	9,232,481	1,530,997
	Farmacias Ahumada SA	214,776	630,674
*	Madeco SA	14,534,460	1,616,014
	Parque Arauco SA	1,244,614	910,438
	Soquimic Comercial SA	477,587	176,094
	Vina de Concha y Toro SA	1,256,613	1,922,595
*	Vina San Pedro SA	16,483,701	144,426
TOTAL COMMON STOCKS			16,071,529

RIGHTS/WARRANTS — (0.0%)
*	Parque Arauco SA Rights 12/27/06	398,400	26,411

TOTAL — CHILE			16,097,940

HUNGARY — (1.0%)
COMMON STOCKS — (1.0%)
	BorsodChem NYRT	231,441	3,549,644
*	Danubius Hotel & Spa NYRT	47,091	1,519,591
	Egis Nyrt.	10,308	1,382,859
*	Fotex NYRT	299,751	920,051
*	Linamar Hungary Autoipari es G	64,414	870,629
*	Pannonplast RT	39,441	727,434
*	RABA Automotive Holding P.L.C.	102,964	510,475
*	Synergon Information Systems	37,006	215,847
	Zwack Unicum RT	1,100	66,972

TOTAL — HUNGARY			9,763,502

INDIA — (10.7%)
COMMON STOCKS — (10.7%)
	Aarti Industries, Ltd.	93,754	62,646
	Aban Offshore, Ltd.	7,225	174,265
	Adani Enterprises, Ltd.	505,334	2,418,483
	Adlabs Films, Ltd.	57,063	534,902
	Aftek, Ltd.	125,900	148,778
*	Agro Tech Foods, Ltd.	39,674	78,237
	Alembic, Ltd.	163,885	216,398
	Alfa Laval (India), Ltd.	25,490	479,628
	Alok Industries, Ltd.	282,639	441,941
	Alstom Projects India, Ltd.	150,147	1,428,131
	Apollo Hospitals Enterprise, Ltd.	94,015	942,884
	Apollo Tyres, Ltd.	48,961	396,560

3

		Shares	Value††

*	Aptech, Ltd.	63,975	$202,897
	Arvind Mills, Ltd.	187,822	220,792
	Asahi India Glass, Ltd.	319,030	949,440
	Asian Hotels, Ltd.	20,649	327,905
	Astra Microwave Products, Ltd.	101,837	380,402
	Aurobindo Pharma, Ltd.	84,761	1,172,641
	Automotive Axles, Ltd.	12,985	161,988
	Avaya Globalconnect, Ltd.	11,644	60,201
	Aventis Pharma, Ltd.	1,590	53,599
	Aztecsoft, Ltd.	61,986	226,869
	Bajaj Auto Finance, Ltd.	21,454	168,684
	Balaji Telefilms, Ltd.	110,517	349,994
	Ballarpur Industries, Ltd.	340,543	862,442
	Balmer Lawrie & Co., Ltd.	19,055	175,599
	Balrampur Chini Mills, Ltd.	424,058	778,161
	Bank of Rajasthan, Ltd.	172,146	146,829
	Bannari Amman Sugars, Ltd.	15,919	286,570
	BASF India, Ltd.	46,672	239,875
*	Bata India, Ltd.	86,199	373,840
	Berger Paints India, Ltd.	606,884	649,742
	Bharati Shipyard, Ltd.	50,252	353,276
	Birla Corp., Ltd.	190,628	1,560,718
	Blue Dart Express, Ltd.	16,011	195,029
	Blue Star, Ltd.	105,205	408,207
	BOC India, Ltd.	110,022	441,364
	Bombay Dyeing & Manufacturing Co., Ltd.	79,721	1,380,555
	Bongaigaon Refinery & Petrochemicals, Ltd.	292,513	316,001
	Britannia Industries, Ltd.	10,352	259,085
	Cadila Healthcare, Ltd.	8,706	62,916
	Carborundum Universal, Ltd.	140,729	540,165
*	Ceat, Ltd.	110,159	312,377
	Century Enka, Ltd.	37,178	119,886
	CESC, Ltd.	164,998	1,251,528
	Chambal Fertilizers & Chemicals, Ltd.	850,651	677,342
	Chennai Petroleum Corp., Ltd.	82,303	404,565
	Cholamandalam DBS Finance, Ltd.	183	604
	City Union Bank, Ltd.	26,951	102,601
	CMC, Ltd.	19,402	282,580
	Coromandel Fertilisers, Ltd.	177,878	314,741
	Cranes Software International, Ltd.	145,559	339,846
	Cummins India, Ltd.	55,651	340,941
	Deepak Fertilizers & Petrochemicals Corp., Ltd.	152,908	263,599
	Dhampur Sugar Mills, Ltd.	67,667	127,994
	Dishman Pharmaceuticals & Chemicals, Ltd.	102,875	509,058
	Divi’s Laboratories, Ltd.	25,761	1,724,999
	D-Link (India), Ltd.	46,638	89,010
	E.I.D. - Parry (India), Ltd.	178,726	556,815
	Eicher Motors, Ltd.	13,333	112,706
	EIH, Ltd.	158,145	368,245
	Elder Pharmaceuticals, Ltd.	36,149	279,416
	Electrosteel Casings, Ltd.	27,085	244,579
	Elgi Equipments, Ltd.	112,237	133,035
	Esab India, Ltd.	31,753	265,116
*	Escorts, Ltd.	89,460	234,708

4

		Shares	Value††

*	Essar Steel, Ltd.	603,667	$474,052
	Essel Propack, Ltd.	166,455	296,786
	Eveready Industries (India), Ltd.	149,446	217,840
	Everest Industries, Ltd.	19,415	51,797
	Exide Industries, Ltd.	1,410,790	1,251,395
	FAG Bearings (India), Ltd.	26,817	392,882
	FCI OEN Connectors, Ltd.	2,940	26,173
	FDC, Ltd.	287,026	241,593
	Federal Bank, Ltd.	128,635	621,231
	Finolex Cables, Ltd.	39,486	425,639
	Finolex Industries, Ltd.	200,176	408,038
	Gammon India, Ltd.	21,002	217,509
*	Garden Silk Mills, Ltd.	41,526	54,253
	Geodesic Information Systems, Ltd.	76,725	358,442
	Geometric Software Solutions Co., Ltd.	103,884	265,725
	GHCL, Ltd.	194,236	756,766
	Gillette India, Ltd.	7,701	149,431
	GlaxoSmithKline Consumer Healthcare, Ltd.	27,776	342,710
	Godfrey Phillips India, Ltd.	2,778	85,467
	Godrej Consumer Products, Ltd.	114,492	400,598
*	Goetze (India), Ltd.	40,460	323,046
	Greaves Cotton, Ltd.	75,608	515,327
*	GTL Infrastructure, Ltd.	258,243	224,286
	GTL, Ltd.	258,243	738,069
	Gujarat Alkalies & Chemicals, Ltd.	117,459	377,517
	Gujarat Fluorochemicals, Ltd.	75,065	1,120,051
	Gujarat Gas Co., Ltd.	15,312	415,170
	Gujarat Narmada Valley Fertilizers Co., Ltd.	231,207	515,797
	Gujarat State Fertilizers & Chemicals, Ltd.	119,572	485,895
	H.E.G., Ltd.	30,363	118,675
	HCL Infosystems, Ltd.	82,375	301,568
	Hexaware Technologies, Ltd.	234,745	943,350
	Hikal, Ltd.	13,501	117,441
*	Himachal Futuristic Communications, Ltd.	1,158,459	621,859
	Himatsingka Seide, Ltd.	94,878	271,613
	Hinduja TMT, Ltd.	72,150	979,119
	Hindustan Construction Co., Ltd.	454,872	1,563,898
*	Hindustan Motors, Ltd.	280,005	238,182
	Hindustan Oil Exploration Co., Ltd.	124,222	262,368
	Hindustan Sanitaryware & Industries, Ltd.	49,234	132,425
	Honeywell Automation India, Ltd.	2,501	84,337
	Hotel Leelaventure, Ltd.	852,415	1,277,820
	I.B.P. Co., Ltd.	13,488	140,233
	ICI India, Ltd.	34,285	306,042
	iGate Global Solutions, Ltd.	37,641	197,851
*	India Cements, Ltd.	267,351	1,402,600
	India Glycols, Ltd.	47,189	132,787
	Indo Rama Synthetics (India), Ltd.	136,867	167,193
*	IndusInd Bank, Ltd.	447,357	442,776
*	Infotech Enterprises, Ltd.	73,892	529,388
	IPCA Laboratories, Ltd.	39,456	425,168
*	Ispat Industries, Ltd.	930,933	228,966
	IVRCL Infrastructures & Projects, Ltd.	217,335	2,131,524
	J.B. Chemicals & Pharmaceuticals, Ltd.	136,681	273,985

5

		Shares	Value††

	J.K. Industries, Ltd.	67,735	$214,503
	Jammu & Kashmir Bank, Ltd.	60,042	714,947
	JBF Industries, Ltd.	85,460	183,887
	Jindal Poly Films, Ltd.	29,404	112,571
	Jindal Saw, Ltd.	86,416	776,662
	Jindal Stainless, Ltd.	232,194	621,514
	Jubilant Organosys, Ltd.	54,904	311,651
	K.S.B. Pumps, Ltd.	15,895	198,339
*	Kajaria Ceram	52,155	60,952
	Karnataka Bank, Ltd.	102,014	294,306
	Karur Vysya Bank, Ltd.	13,993	110,970
*	KEC Infrastructures, Ltd.	50,258	26,009
	KEC International, Ltd.	50,258	423,386
	Kesoram Industries, Ltd.	71,067	884,914
	Kirloskar Oil Engines, Ltd.	145,453	915,493
	Kohinoor Foods, Ltd.	27,660	43,104
	KPIT Cummins Infosystems, Ltd.	20,238	271,556
	L. G. Balakrishnan & Brothers, Ltd.	41,164	22,449
	Lakshmi Machine Works, Ltd.	436	315,979
*	LANXESS ABS Ltd.	11,500	41,554
	LIC Housing Finance, Ltd.	111,730	430,680
*	LML, Ltd.	48,896	10,935
	Macmillan India, Ltd.	8,169	65,567
	Madras Cements, Ltd.	1,770	126,955
	Maharashtra Scooters, Ltd.	4,550	30,812
	Maharashtra Seamless, Ltd.	99,628	987,115
	Mahindra Gesco Developers, Ltd.	33,557	734,504
	Marico, Ltd.	120,136	1,398,954
	Mastek, Ltd.	66,016	471,537
*	Max India, Ltd.	63,797	1,239,486
	Merck, Ltd.	20,256	208,301
	Micro Inks, Ltd.	11,233	88,468
	MIRC Electronics, Ltd.	233,585	110,911
	Mirza International, Ltd.	10,000	33,064
	Monsanto India, Ltd.	11,378	362,702
	Moser Baer (India), Ltd.	165,115	973,364
	Motherson Sumi Systems, Ltd.	444,270	1,024,588
	Mphasis BFL, Ltd.	214,746	1,259,740
	MRF, Ltd.	5,927	605,493
*	Mukand, Ltd.	111,752	210,117
*	Mysore Cements, Ltd.	177,562	261,014
	Nagarjuna Construction Co., Ltd.	326,167	1,567,252
*	Nagarjuna Fertilizers & Chemicals, Ltd.	610,175	167,734
	Nahar Exports, Ltd.	65,627	112,861
	Nahar Spinning Mills, Ltd.	31,896	161,355
	Natco Pharma, Ltd.	42,713	118,463
	National Organic Chemical Industries, Ltd.	307,183	169,898
	Navneet Publications (India), Ltd.	30,000	35,991
*	Nelco, Ltd.	40,558	89,266
	NIIT Technologies, Ltd.	68,092	393,420
	NIIT, Ltd.	20,267	201,261
	Omax Autos, Ltd.	40,939	77,688
	Orchid Chemicals & Pharmaceuticals, Ltd.	97,801	454,101
	Panacea Biotec, Ltd.	113,395	878,473

6

		Shares	Value††

	Pantaloon Retail India, Ltd.	515	$25,880
*	Pentamedia Graphics, Ltd.	295,907	28,843
*	Petronet LNG, Ltd.	234,301	271,788
	Pfizer, Ltd.	40,808	704,529
	Pidilite Industries, Ltd.	368,110	1,055,341
	Polaris Software Lab, Ltd.	146,792	397,800
	Polyplex Corp., Ltd.	11,792	29,905
	Pricol, Ltd.	132,536	120,473
*	Prism Cements, Ltd.	488,874	418,493
	PSL, Ltd.	29,921	137,262
	PTC India, Ltd.	44,351	49,867
	Punjab Tractors, Ltd.	117,558	626,733
	Radico Khaitan, Ltd.	184,080	653,226
	Rain Calcining, Ltd.	269,093	293,771
	Rajasthan Spinning & Weaving Mills, Ltd.	35,412	88,929
	Rallis India, Ltd.	26,769	165,590
*	Rama Newsprint & Papers, Ltd.	83,018	76,406
	Raymond, Ltd.	73,935	720,895
	Rico Auto Industries, Ltd.	202,391	282,773
	Rolta India, Ltd.	97,835	553,305
*	Ruchi Soya Industries, Ltd.	44,861	316,771
	Shree Cement, Ltd.	12,484	378,867
	Shriram Transport Finance Co., Ltd.	177,056	554,169
*	Shyam Telecom, Ltd.	59,258	80,146
*	Sical Logistics, Ltd.	8,553	40,210
	SKF India, Ltd.	64,192	437,858
*	Solectron Centum Electronics, Ltd.	18,865	113,201
	Sona Koyo Steering Systems, Ltd.	174,060	245,222
	Sonata Software, Ltd.	155,438	150,595
	South India Bank, Ltd.	73,050	123,093
	Srei Infrastructure Finance, Ltd.	186,033	204,121
	SRF, Ltd.	118,415	547,640
*	SSI, Ltd.	39,244	163,116
	Sterling Biotech, Ltd.	303,184	1,135,942
	Sterlite Optical Technologies, Ltd.	86,450	435,356
	Strides Arcolab, Ltd.	64,472	498,575
	Subex Azure, Ltd.	59,420	813,149
	Subros, Ltd.	21,956	128,160
	Sundaram-Clayton, Ltd.	3,890	104,268
	Sundram Fastners, Ltd.	232,526	881,950
	Supreme Petrochem, Ltd.	144,830	80,416
	Tata Elxsi, Ltd.	67,874	379,809
	Tata Investment Corp., Ltd.	46,940	404,878
	Tata Metaliks, Ltd.	42,871	113,263
	Tata Sponge Iron, Ltd.	25,066	53,044
*	Tata Teleservices Maharashtra, Ltd.	1,236,588	482,344
	Tele Data Informatics, Ltd.	222,992	81,593
	Texmaco, Ltd.	14,525	260,711
	Thermax, Ltd.	8,170	69,317
	Tinplate Company of India, Ltd.	55,301	62,663
	Titan Industries, Ltd.	71,834	1,218,922
	Torrent Pharmaceuticals, Ltd.	157,436	678,797
*	Torrent Power AEC, Ltd.	8,951	51,957
	Trent, Ltd.	4,352	86,401

7

		Shares	Value††

	Tube Investments of India, Ltd.	231,260	$381,874
	TVS Motor Co., Ltd.	419,055	914,962
	Ucal Fuel Systems, Ltd.	16,389	41,075
	Unichem Laboratories, Ltd.	55,510	311,810
	Unitech, Ltd.	229,980	2,495,131
	Usha Martin, Ltd.	77,261	302,166
*	Uttam Galva Steels, Ltd.	127,929	91,464
	Vardhman Textiles, Ltd.	76,291	447,638
	Varun Shipping Co.	182,262	278,868
	Vesuvius India, Ltd.	12,502	66,981
*	Visualsoft Technologies, Ltd.	34,083	53,483
	Voltas, Ltd.	592,160	1,447,071
*	Welspun India, Ltd.	92,659	195,319
	Welspun-Gujarat Stahl Rohren, Ltd.	233,262	445,440
	Wyeth, Ltd.	39,957	460,581
	Zensar Technologies, Ltd.	41,117	206,345
	Zuari Industries, Ltd.	45,790	170,975
TOTAL COMMON STOCKS			102,725,915

PREFERRED STOCKS — (0.0%)
*	Ispat Industries, Ltd. Cumulative Preferred Shares	620,622	22,338

RIGHTS/WARRANTS — (0.0%)
*	Bajaj Auto Finance, Ltd. Rights 01/10/07	12,872	7,525
*	Bajaj Auto Finance, Ltd. Rights 01/10/07	5,363	0
*	Tata Teleservices Maharashtra, Ltd. Rights	160,851	1,618
TOTAL RIGHTS/WARRANTS			9,143

TOTAL — INDIA			102,757,396

INDONESIA — (3.0%)
COMMON STOCKS — (3.0%)
*	PT Agis Tbk	4,773,000	98,457
	PT Apexindo Pratama Tbk	1,016,000	202,325
	PT Asahimas Flat Glass Tbk	1,012,000	308,217
	PT Astra Agro Lestari Tbk	4,215,000	4,890,972
	PT Astra Graphia Tbk	4,549,000	136,219
*	PT Bakrie & Brothers Tbk	51,016,500	720,836
*	PT Bakrieland Development Tbk	9,465,500	138,908
	PT Bank Niaga Tbk	17,724,000	1,929,241
*	PT Bank Pan Indonesia Tbk	22,285,375	1,310,219
*	PT Batu Buana Tbk	77,715	886
	PT Berlian Laju Tanker Tbk	11,737,700	2,224,681
	PT Bhakti Investama Tbk	9,031,500	492,297
	PT Branta Mulia Tbk	66,000	10,946
*	PT Budi Acid Jaya Tbk	1,449,000	22,853
	PT Charoen Pokphand Indonesia Tbk	3,406,500	207,857
	PT Ciputra Surya Tbk	2,993,000	296,385
	PT Citra Marga Nusaphala Persada Tbk	6,649,500	775,641
	PT Clipan Finance Indonesia Tbk	3,133,000	126,341
*	PT Davomas Adabi Tbk	20,960,000	1,188,957
*	PT Delta Dunia Petronda Tbk	2,000,000	19,526

8

		Shares	Value††

*	PT Dharmala Intiland Tbk	277,400	$6,034
*	PT Dynaplast Tbk	1,038,000	105,329
	PT Enseval Putera Megatrading Tbk	6,380,000	430,627
*	PT Eterindo Wahanatama Tbk	397,000	8,650
*	PT Ever Shine Textile Tbk	4,029,640	36,273
*	PT Hero Supermarket Tbk	33,000	19,624
*	PT Holcim Indonesia Tbk	702,000	41,298
*	PT Indal Aluminium Industry Tbk	47,000	969
	PT Indocement Tunggal Prakarsa Tbk	300,000	174,812
	PT Indofood Sukses Makmur Tbk	14,587,500	2,225,129
	PT Indo-Rama Synthetics Tbk	2,211,000	106,322
	PT Jaya Real Property Tbk	1,967,500	178,004
	PT Kalbe Farma Tbk	14,904,238	1,915,870
*	PT Karwell Indonesia Tbk	138,000	3,237
	PT Kawasan Industry Jababeka Tbk	43,401,000	589,949
*	PT Keramika Indonesia Assosiasi Tbk	100,000	1,909
	PT Lautan Luas Tbk	1,887,500	81,108
*	PT Lippo Karawaci Tbk	8,917,000	981,411
	PT Matahari Putra Prima Tbk	3,217,500	259,642
	PT Mayorah Indah Tbk	2,473,500	428,626
	PT Medco Energi International Tbk	739,500	261,793
	PT Metrodata Electronics Tbk	3,981,000	30,227
*	PT Modern Photo Tbk	40,000	2,095
*	PT Mulia Industrindo Tbk	542,000	9,766
*	PT Mustika Ratu Tbk	723,000	26,421
*	PT Pakuwon Jati Tbk	63,000	4,606
*	PT Panasia Indosyntec Tbk	79,000	3,448
*	PT Panin Insurance Tbk	9,119,500	243,206
*	PT Petrosea Tbk	15,000	9,810
*	PT Pioneerindo Gourmet International Tbk	29,000	1,266
*	PT Polychem Indonesia Tbk	7,563,500	172,388
*	PT Prasidha Aneka Niaga Tbk	84,000	939
*	PT Pudjiadi Prestige, Ltd. Tbk	45,500	918
	PT Ramayana Lestari Sentosa Tbk	7,967,500	720,027
	PT Samudera Indonesia Tbk	223,000	164,136
	PT Selamat Semp Tbk	1,920,000	74,531
*	PT Sinar Mas Agro Resources & Technology Tbk	438,960	177,058
*	PT Sumalindo Lestari Jaya Tbk	274,750	65,895
	PT Summarecon Agung Tbk	8,864,800	1,109,288
*	PT Sunson Textile Manufacturer Tbk	2,325,500	48,210
*	PT Suparma Tbk	2,400,000	54,922
*	PT Surabaya Agung Industri Pulp & Kertas Tbk	64,500	2,463
*	PT Surya Dumai Industri Tbk	3,298,500	129,565
*	PT Suryainti Permata Tbk	1,624,500	78,741
*	PT Suryamas Dutamakmur Tbk	125,000	2,647
	PT Tempo Scan Pacific Tbk	7,495,000	636,890
*	PT Texmaco Jaya Tbk	93,000	29,935
	PT Timah Tbk	1,549,500	388,312
	PT Trias Sentosa Tbk	9,198,400	145,425
	PT Trimegah Sec Tbk	9,961,000	157,633
	PT Tunas Ridean Tbk	1,987,000	158,712
	PT Ultrajaya Milk Industry & Trading Co. Tbk	390,000	16,222
	PT Unggul Indah Cahaya Tbk	48,239	15,527
	PT United Tractors Tbk	1,119,260	786,311
*	PT Wicaksana Overseas International Tbk	28,560	327

TOTAL — INDONESIA			28,426,247

9

		Shares	Value††

ISRAEL — (4.6%)
COMMON STOCKS — (4.6%)
*	Afcon Industries, Ltd.	795	$4,198
*	Albad Massuot Yitzhak, Ltd.	17,916	197,703
	Alony Hetz Properties & Investments, Ltd.	212,923	1,031,688
*	Alvarion, Ltd.	131,965	933,704
	American Israeli Paper Mills, Ltd.	7,985	375,059
	Analyst I.M.S.	19,892	290,234
*	AudioCodes, Ltd.	95,696	898,322
	Azorim Investment Development & Construction Co., Ltd.	76,479	1,196,331
*	Baran Group, Ltd.	26,753	403,416
	Beit Shemesh Engines Holdings (1997), Ltd.	3,351	10,967
*	Blue Square Chain Stores Properties & Investments, Ltd.	43,471	508,355
	Blue Square-Israel, Ltd.	100,987	1,483,849
*	Cham Foods (Israel), Ltd.	14,289	13,963
	Clal Industries, Ltd.	234,629	1,302,217
*	Compugen, Ltd.	11,938	36,130
	Dan Vehicle & Transportation	52,579	305,338
*	Danya Cebus, Ltd.	38,937	523,838
	Delek Automotive Systems, Ltd.	223,460	1,539,568
	Delek Drilling LP, Ltd.	1,333,958	663,288
*	Delta-Galil Industries, Ltd.	42,862	417,460
*	Direct Insurance - I.D.I. Insurance Co., Ltd.	109,093	501,288
*	Discount Mortgage Bank, Ltd.	1,320	158,863
	Elbit Medical Imaging, Ltd.	59,719	1,850,671
*	Electra (Israel), Ltd.	9,403	1,419,884
*	Electra Consumer Products	41,717	306,283
*	Elron Electronic Industries, Ltd.	73,914	924,762
*	Feuchtwanger Investments 1984, Ltd.	4,200	12
*	First International Bank of Israel, Ltd.	328,986	834,648
	FMS Enterprises Migun, Ltd.	23,637	682,591
*	Formula Systems (1985), Ltd.	27,602	348,384
*	Formula Vision Technologies, Ltd.	1,604	841
	Frutarom	155,741	1,382,148
*	Granite Hacarmel Investments, Ltd.	19,200	35,140
*	Hamlet (Israel-Canada), Ltd.	22,212	215,045
*	Housing & Construction Holding Co., Ltd.	837,336	1,164,979
	IBI Investment House, Ltd.	22,725	250,557
	Industrial Building Corp., Ltd.	541,431	1,313,130
*	Israel Petrochemical Enterprises, Ltd.	60,196	510,829
	Israel Salt Industries, Ltd.	100,478	682,553
	Ituran Location & Control, Ltd.	45,195	731,083
*	J.O.E.L. Jerusalem Oil Exploration, Ltd.	24,372	369,294
*	Knafaim Arkia Holdings, Ltd.	27,233	239,532
	Leader Holding & Investments, Ltd.	74,777	144,135
*	Magal Security Systems, Ltd.	18,398	179,658
*	Magic Software Enterprises, Ltd.	35,590	73,095
*	Matav-Cable Systems Media, Ltd.	72,776	629,523
	Medtechnica, Ltd.	37,742	261,089
*	Mer Industries, Ltd.	12,927	75,813

10

		Shares	Value††

*	Metalink, Ltd.	32,556	$191,961
*	Metis Capital, Ltd.	3,169	10,314
*	Middle East Tube Co., Ltd.	19,000	27,917
*	Miloumor, Ltd.	28,615	116,693
	Mivtach Shamir Holdings, Ltd.	20,802	362,490
*	Naphtha Israel Petroleum Corp.	105,630	57,764
*	Neto M.E. Holdings, Ltd.	10,537	344,006
*	NICE Systems, Ltd.	54,006	1,731,872
	Nisko Industries (1992), Ltd.	7,691	81,637
*	OCIF Investments and Development, Ltd.	5,002	131,007
*	Orckit Communications, Ltd.	29,519	309,737
	Ormat Industries, Ltd.	238,897	2,679,633
	Osem Investment, Ltd.	63,569	606,619
	Packer Plada, Ltd.	1,161	84,927
	Property and Building Corp., Ltd.	9,425	1,389,218
*	RADVision, Ltd.	36,193	723,089
	Rapac Electronics, Ltd.	6,000	30,390
	Rapac Technologies (2000), Ltd.	6,000	57,887
*	Retalix, Ltd.	52,449	905,425
*	Scailex Corp., Ltd.	77,577	609,093
	Shrem Fudim Kelner & Co., Ltd.	37,724	119,012
	Spectronix, Ltd.	9,752	37,727
	Suny Electronic Inc., Ltd.	76,519	328,710
*	Super-Sol, Ltd. Series B	449,336	1,674,277
	Tadiran Communications, Ltd.	33,810	1,333,005
*	Team Computer & Systems, Ltd.	1,400	24,088
	Telsys, Ltd.	9,661	66,586
*	The Israel Land Development Co., Ltd.	55,310	275,844
*	Tower Semiconductor, Ltd.	189,824	367,693
*	TTI Team Telecom International, Ltd. ADR	2,940	7,350
*	Union Bank of Israel, Ltd.	120,682	594,961
	Urdan Industries, Ltd.	303,535	193,545
*	VeriFone Holdings, Inc.	12,152	400,683
*	Ytong Industries, Ltd.	52,500	56,433
TOTAL COMMON STOCKS			43,353,051

RIGHTS/WARRANTS — (0.0%)
*	Alony Hetz Properties & Investments, Ltd. Warrants 11/20/07	16,263	44,993

TOTAL — ISRAEL			43,398,044

MALAYSIA — (7.9%)
COMMON STOCKS — (7.9%)
	A&M Realty Berhad	32,500	13,483
	Acoustech Berhad	312,400	88,033
	ACP Industries Berhad	521,100	182,775
	Aeon Co. (M) Berhad	511,300	980,671
	Affin Holdings Berhad	2,330,200	1,288,108
*	Amalgamated Industrial Steel Berhad	11,250	2,268
*	AMBD Berhad	58,000	2,723
	Amway (Malaysia) Holdings Berhad	396,700	739,425
	Ann Joo Resources Berhad	634,800	264,762
*	Anson Perdana Berhad	10,000	124

11

		Shares	Value††

*	Antah Holding Berhad	23,000	$1,711
	APM Automotive Holdings Berhad	215,100	135,620
	Asas Dunia Berhad	16,000	3,138
*	Asia Pacific Land Berhad	1,595,700	169,842
	Asiatic Development Berhad	800,000	888,915
	Ayer Hitam Planting Syndicate Berhad	6,000	5,528
	Bandar Raya Developments Berhad	1,190,200	355,124
	Batu Kawan Berhad	222,800	695,803
*	Berjaya Capital Berhad	93,840	39,180
*	Berjaya Corp. Berhad	3,710,700	205,198
*	Berjaya Corp. Berhad ICULS	5,425,041	157,443
	Berjaya Land Berhad	620,600	97,628
	Bernas Padiberas Nasional Berhad	1,478,200	730,919
	Bimb Holdings Berhad	208,200	68,889
*	Bintai Kinden Corp. Berhad	16,000	4,332
*	Bolton Properties Berhad	96,000	19,933
	Boustead Holdings Berhad	1,707,100	915,528
	Boustead Properties Berhad	290,500	261,916
	Cahya Mata Sarawak Berhad	283,100	115,654
	Carlsberg Brewery Malaysia Berhad	943,100	1,341,911
	Cement Industries of Malaysia Berhad	405,000	427,671
	Chemical Co. of Malaysia Berhad	231,800	211,451
	Chin Teck Plantations Berhad	33,000	49,658
*	Compugates Holdings Berhad	600	211
	Cosway Corp. Berhad	113,000	34,704
	Courts Mammoth Berhad	177,000	33,218
	Cycle & Carriage Bintang Berhad	15,000	9,333
*	Damansara Realty Berhad	1,962,200	92,317
*	Datuk Keramik Holdings Berhad	24,000	298
	Dijaya Corp. Berhad	96,000	21,770
	DNP Holdings Berhad	34,000	7,136
	DRB-Hicom Berhad	3,143,000	1,379,647
*	Dunham-Bush (Malaysia) Berhad	16,950	15,200
	Dutch Lady Milk Industries Berhad	107,400	367,775
	E&O Property Development Berhad	12,000	5,545
	Eastern & Oriental Berhad (6468754)	96,000	38,788
*	Eastern & Oriental Berhad (B19ZLW1)	36,000	14,428
	Eastern Pacific Industrial Corp. Berhad	143,800	52,438
	ECM Libra Avenue Berhad	2,118,877	425,318
	Edaran Otomobil Nasional Berhad	529,000	278,219
	Eng Kah Corp. Berhad	32,000	33,437
	Engtex Group Berhad	240,200	70,296
	Esso Malaysia Berhad	256,900	231,244
*	Faber Group Berhad	554,000	97,058
	Far East Holdings Berhad	47,400	53,705
*	FCW Holdings Berhad	24,000	1,026
*	Fountain View Development Berhad	808,200	41,370
	Fraser & Neave Holdings Berhad	430,600	856,334
*	GHL Systems Berhad	1,662,320	105,511
	Globetronics Technology Berhad	2,514,600	215,657
	Glomac Berhad	439,800	139,937
	Gold IS Berhad	163,600	64,212
*	Golden Plus Holdings Berhad	16,000	2,298
*	Gopeng Berhad	17,000	2,852

12

		Shares	Value††

	Guiness Anchor Berhad	1,041,700	$1,768,726
*	Gula Perak Berhad	1,875,775	77,690
	Guthrie Ropel Berhad	35,900	43,086
	Hap Seng Consolidated Berhad	752,300	469,118
	Heitech Padu Berhad	26,000	8,339
*	HIL Industries Berhad	56,810	6,662
	HLG Capital Berhad	12,000	4,380
	Hock Seng Lee Berhad	135,060	108,883
	Hong Leong Industries Berhad	605,900	963,682
	Hume Industries (Malaysia) Berhad	374,067	389,035
*	Hunza Properties Berhad	500,400	247,203
	Hwang-DBS (Malaysia) Berhad	151,500	84,277
	IGB Corp. Berhad	3,827,450	1,903,876
	IJM Plantations Berhad	37,600	17,874
*	Insas Berhad	1,225,200	142,187
	Integrated Logistics Berhad	331,500	192,229
	Island & Peninsular Berhad	2,093,340	827,066
*	Jaks Resources Berhad	1,077,000	147,279
*	Java, Inc. Berhad	37	17
	Jaya Tiasa Holdings Berhad	283,600	298,835
*	Johan Holdings Berhad	30,000	1,244
	Johor Land Berhad	69,910	20,620
	JT International Berhad	550,600	639,078
	K & N Kenanga Holdings Berhad	287,300	56,655
	Keck Seng (Malaysia) Berhad	535,400	491,109
	KFC Holdings (Malaysia) Berhad	562,000	799,282
	Kian Joo Can Factory Berhad	559,200	453,078
	Kim Hin Industry Berhad	52,000	18,404
	KLCC Property Holdings Berhad	2,582,000	2,005,611
	KNM Group Berhad	452,000	1,086,718
	KPJ Healthcare Berhad	265,700	145,206
*	Kretam Holdings Berhad	15,000	2,630
	KrisAssets Holdings Berhad	98,863	70,715
	KSL Holdings Berhad	303,400	130,825
*	Kub Malaysia Berhad	2,296,100	278,912
*	Kuchai Development Berhad	500	7,736
	Kulim Malaysia Berhad	705,350	1,053,058
*	Kumpulan Europlus Berhad	1,268,800	136,739
	Kumpulan Fima Berhad	534,900	99,823
*	Kumpulan Hartanah Selangor Berhad	166,500	10,585
	Kwantas Corp. Berhad	155,800	189,898
	Ladang Perbadanan-Fima Berhad	11,000	8,519
*	Land & General Berhad	2,276,500	144,837
	Landmarks Berhad	2,156,300	1,074,941
	Leader Universal Holdings Berhad	2,698,700	450,316
	Leong Hup Holdings Berhad	427,700	142,883
	Lingkaran Trans Kota Holdings Berhad	1,370,400	1,188,386
*	Lion Industries Corp. Berhad	1,560,400	430,819
*	Liqua Health Corp. Berhad	173	12
*	London Biscuits Berhad	95,800	48,977
	MAA Holdings Berhad	986,866	436,681
	Magnum 4D Berhad	80,000	64,769
*	Malaysia Aica Berhad	48,200	8,804
	Malaysia Building Society Berhad	35,000	13,072

13

		Shares	Value††

	Malaysia Industrial Development Finance Berhad	2,255,000	$703,406
	Malaysian Bulk Carriers Berhad	1,209,400	902,324
	Malaysian Mosaics Berhad	71,460	31,570
	Malaysian National Reinsurance Berhad	455,000	571,052
	Malaysian Oxygen Berhad	433,000	1,567,952
	Malaysian Pacific Industries Berhad	131,000	380,058
*	Malaysian Resources Corp. Berhad	5,864,866	1,577,761
*	Mancon Berhad	12,000	2,886
	Manulife Insurance (M) Berhad	100,800	62,923
	MBM Resources Berhad	102,966	81,884
	Media Prima Berhad	61,533	45,584
	Melewar Industrial Group Berhad	58,600	18,960
*	MEMS Technology Berhad	1,917,000	280,689
	Metro Kajang Holdings Berhad	58,800	18,647
*	Mieco Chipboard Berhad	69,000	21,917
	MK Land Holdings Berhad	2,681,700	469,779
	MTD Infraperdana Berhad	3,284,300	1,042,648
	Muhibbah Engineering Berhad	395,100	277,158
*	MUI Properties Berhad	75,200	4,785
*	Mulpha International Berhad	4,921,650	1,996,197
*	Multi-Purpose Holdings Berhad	457,000	150,252
	Mycron Steel Berhad	14,650	3,318
	Naim Cendera Berhad	622,300	526,314
	Naluri Berhad	1,254,900	240,927
*	Nam Fatt Berhad	378,200	50,609
	Narra Industries Berhad	16,000	4,949
	NCB Holdings Berhad	1,147,200	821,754
	New Straits Times Press (Malaysia) Berhad	749,600	607,121
*	Nikko Electronics Berhad	36,600	5,463
	NV Multi Corp. Berhad	420,900	66,370
*	NWP Holdings Berhad	112,000	9,189
	Nylex (Malaysia) Berhad	332,500	107,477
	Oriental Holdings Berhad	93,500	120,429
	OSK Holdings Berhad	1,971,271	1,023,834
	OSK Property Holdings Berhad	3,393	1,218
	P.I.E. Industrial Berhad	140,100	113,549
	Pacific & Orient Berhad	43,962	19,691
	Pacificmas Berhad	63,600	106,566
*	Pan Malaysia Cement Works Berhad	192,000	13,248
*	Pan Malaysian Industries Berhad	818,000	10,219
	Panasonic Manufacturing Malaysia Berhad	94,184	245,994
*	Panglobal Berhad	14,000	7,313
	PBA Holdings Berhad	191,100	62,366
	Pelikan International Corp. Berhad	599,560	556,195
*	Permaju Industries Berhad	730,000	111,848
	Petaling Garden Berhad	190,600	87,332
	PK Resources Berhad	14,000	1,995
*	Prime Utilities Berhad	3,000	303
*	Promet Berhad	52,000	0
	Puncak Niaga Holdings Berhad	1,113,600	935,341
	QL Resources Berhad	413,700	318,933
	QSR Brand Berhad	32,000	30,821
	Ramatex Berhad	292,700	169,827
	Ranhill Berhad	1,419,680	506,332

14

		Shares	Value††

*	Ranhill Utilities Berhad	227,160	$141,720
*	Rashid Hussain Berhad	182,000	72,929
*	RB Land Holdings Berhad	462,400	65,099
*	Rekapacific Berhad	55,000	0
	Road Builders (Malaysia) Holdings Berhad	1,907,600	1,843,859
*	Salcon Berhad	572,400	230,641
	Sapura Resources Berhad	43,000	4,229
	Sapura Telecommunications Berhad	64,846	14,342
	Sarawak Enterprise Corp. Berhad	998,900	391,732
	Scientex, Inc. Berhad	55,700	43,836
	Scomi Group Berhad	3,674,700	1,074,570
	Shangri-La Hotels (Malaysia) Berhad	114,000	70,786
	SHL Consolidated Berhad	75,000	18,236
	Sime Engineering Services Berhad	750,200	320,984
	Sime UEP Properties Berhad	133,000	142,631
	Southern Acids (Malaysia) Berhad	41,000	17,025
*	Southern Steel Berhad	400,800	141,747
*	SRI Hartemas Berhad	65,000	0
	Subur Tiasa Holdings Berhad	367,700	538,897
*	Sumatec Resources Berhad	345,800	77,821
	Sunrise Berhad	904,820	462,154
	Sunway City Berhad	687,200	387,186
*	Sunway Holdings, Inc. Berhad	2,059,000	227,576
	Supermax Corp. Berhad	354,350	364,300
	Suria Capital Holdings Berhad	488,000	68,813
	Symphony House Berhad	20,571	1,790
	Ta Ann Holdings Berhad	475,680	1,157,118
	TA Enterprise Berhad	3,938,200	841,815
*	Talam Corp. Berhad	12,850	690
*	Tamco Corp. Holdings Berhad	83,000	11,014
	Tan Chong Motor Holdings Berhad	2,293,000	816,709
*	Tanah Emas Corp. Berhad	65,000	11,400
	Tasek Corp. Berhad	87,600	72,254
	TH Group Berhad	70,000	12,069
*	Time Dotcom Berhad	1,976,300	439,029
*	Time Engineering Berhad	1,980,100	354,842
	Top Glove Corp. Berhad	559,200	1,993,049
	Tradewinds (Malaysia) Berhad	290,600	223,190
*	Tradewinds Corp. Berhad	2,510,500	582,179
*	Tradewinds Plantation Berhad	650,500	363,099
*	Trengganu Development & Management Berhad	79,700	20,906
	Tronoh Mines Malaysia Berhad	717,400	1,010,382
	UAC Berhad	25,000	28,919
	Uchi Technologies Berhad	1,138,500	1,063,486
	UDA Holdings Berhad	947,300	758,711
	UEM World Berhad	2,535,500	1,134,173
	Unico-Desa Plantations Berhad	1,475,152	224,182
	Unisem (M) Berhad	1,226,200	527,963
	United Malacca Rubber Estates Berhad	118,900	153,124
	United Malayan Land Berhad	13,000	4,493
	United Plantations Berhad	663,600	1,659,645
*	Utama Banking Group Berhad	1,524,900	660,814
	VS Industry Berhad	183,200	90,041
	Wah Seong Corp. Berhad	879,100	514,940

15

		Shares	Value††

	Worldwide Holdings Berhad	385,600	$341,196
	WTK Holdings Berhad	487,200	1,070,951
	Yeo Hiap Seng (Malaysia) Berhad	47,300	28,269
	Yi-Lai Berhad	84,100	27,216
	Yu Neh Huat Berhad	750,400	333,707
TOTAL COMMON STOCKS			74,917,787

PREFERRED STOCKS — (0.0%)
*	Malayan United Industries Berhad A1 08/03/13	176,957	7,826
*	Malayan United Industries Berhad A2 08/03/13	176,957	7,581
*	Ramunia Holdings Berhard Non Cumulative Irredeemable Convertible Preferred Shares 12/20/09	1,840	353
TOTAL PREFERRED STOCKS			15,760

RIGHTS/WARRANTS — (0.0%)
*	Liqua Health Corp. Berhad Warrants 09/09/08	34	1
*	Mieco Chipboard Berhad Warrants 04/21/09	23,000	2,352
TOTAL RIGHTS/WARRANTS			2,353

TOTAL — MALAYSIA			74,935,900

MEXICO — (6.9%)
COMMON STOCKS — (6.9%)
	Consorcio Ara S.A. de C.V.	1,015,200	5,984,759
*	Consorcio Hogar S.A. de C.V. Series B	325,000	136,112
#	Controladora Comercial Mexicana S.A. de C.V. Series B	2,191,700	4,270,219
*	Corporacion Geo S.A. de C.V. Series B	2,382,300	10,313,409
*	Corporacion Interamericana de Entramiento S.A. de C.V. Series B	910,372	1,989,232
	Corporacion Mexicana de Restaurantes S.A. de C.V. Series B	1,623	650
	Corporativo Fragua S.A. de C.V. Series B	31	193
*	Desc S.A. de C.V. Series B	196,367	248,507
	Embotelladora Arca S.A. de C.V., Mexico	1,840,400	6,032,121
*	Empaques Ponderosa S.A. de C.V. Series B	206,000	16,880
*	Empresas ICA S.A. de C.V. Sponsored ADR	600	26,064
*	Empresas ICA S.A.B. de C.V	1,694,008	6,130,669
	Gruma S.A. de C.V. Series B	1,069,600	3,651,808
	Grupo Aeroportuario del Sureste S.A.B. de C.V.	641,200	2,830,163
	Grupo Cementos de Chihuahua S.A. de C.V.	730,200	2,925,161
	Grupo Continental S.A. de C.V.	902,000	1,724,571
	Grupo Corvi S.A. de C.V. Series L	100,000	27,313
	Grupo Elektra S.A. de C.V.	128,500	1,351,265
	Grupo Herdez S.A. de C.V.	107,000	97,418
* #	Grupo Imsa S.A. de C.V.	183,600	787,483
#	Grupo Industrial Maseca S.A. de C.V. Series B	510,000	417,896
	Grupo Industrial Saltillo S.A.B. de C.V.	176,552	233,075
*	Grupo Iusacell S.A. de C.V.	76,405	506,069
*	Grupo Nutrisa S.A. de C.V.	188	180
	Grupo Posadas S.A. de C.V. Series L	199,000	168,497
*	Grupo Qumma S.A. de C.V. Series B	105,334	1,726
	Industrias Bachoco S.A. Series B	152,000	271,172
	Industrias Penoles S.A. de C.V.	285,400	2,546,451
*	Industrias S.A. de C.V. Series B	1,417,248	6,425,849

16

		Shares	Value††

*	Jugos del Valle S.A. de C.V. Series B	50,900	$150,565
*	Movilaccess S.A. de C.V. Series B	13,489	305,798
*	Promotora y Operadora de Infraestructura S.A. de C.V.	67,110	106,925
*	Sanluis Corporacion S.A. de C.V. Series A	3,300	1,310
*	Sanluis Corporacion S.A. de C.V. Series C & Series B	4,642	1,993
*	Savia S.A. de C.V.	610,700	44,481
#	TV Azteca S.A. de C.V. Series A	6,581,300	4,362,127
#	Vitro S.A. de C.V.	1,062,102	1,367,322
TOTAL COMMON STOCKS			65,455,433

RIGHTS/WARRANTS — (0.0%)
*	Consorcio Hogar S.A. de C.V. Rights 12/12/06	325,000	4,910

TOTAL — MEXICO			65,460,343

PHILIPPINES — (1.4%)
COMMON STOCKS — (1.4%)
	Aboitiz Equity Ventures, Inc.	1,024,000	124,882
	Alaska Milk Corp.	1,404,000	99,921
*	Bacnotan Consolidated Industries, Inc.	146,680	25,425
*	Belle Corp.	20,937,000	494,884
*	Benpres Holdings Corp.	9,148,000	321,387
*	C & P Homes, Inc.	647,700	19,432
	Cebu Holdings, Inc.	2,284,000	141,250
*	Digital Telecommunications (Philippines), Inc.	20,973,000	724,513
	DMCI Holdings, Inc.	2,273,000	236,458
	EDSA Properties Holdings, Inc.	1,759,970	56,848
*	EEI Corp.	1,929,000	119,622
*	Fil-Estate Land, Inc.	3,170,700	43,408
*	Filinvest Development Corp.	4,664,500	304,653
*	Filinvest Land, Inc.	32,247,562	1,064,962
	First Philippines Holdings Corp.	1,019,400	1,087,344
	Ginebra San Miguel, Inc.	1,003,200	406,241
*	Global Equities, Inc.	886,462	13,443
*	House of Investments, Inc.	732,000	27,593
	International Container Terminal Services, Inc.	4,593,837	1,838,027
*	Ionics, Inc.	769,825	31,817
*	iVantage Corp.	593,400	18,090
	Jollibee Food Corp.	640,000	520,652
*	Lepanto Consolidated Mining Co. Series B	2,598,750	14,803
*	Mabuhay Holdings Corp.	516,000	3,542
	Macroasia Corp.	2,237,500	104,114
*	Manila Jockey Club, Inc.	130,622	7,120
	Megaworld Properties & Holdings, Inc.	27,264,200	1,216,106
*	Metro Pacific Corp. Series A	1,827,193	83,410
	Petron Corp.	3,470,000	282,711
	Philex Mining Corp.	2,068,000	179,518
*	Philippine Bank of Communications	14,726	17,243
*	Philippine National Bank	837,293	710,750
*	Philippine National Construction Corp.	173,000	20,256
	Philippine Savings Bank	356,863	347,026
*	Pilipino Telephone Corp.	1,255,000	153,532
*	Prime Orion Philippines, Inc.	2,920,000	12,216

17

		Shares	Value††

	Republic Glass Holding Corp.	507,500	$14,343
*	RFM Corp.	2,378,934	50,599
	Robinson’s Land Corp. Series B	1,782,870	578,924
	Security Bank Corp.	320,842	415,889
	Semirara Mining Corp.	200,900	85,744
	SM Development Corp.	4,971,000	252,469
	Soriano (A.) Corp.	3,430,211	195,091
	Union Bank of the Philippines	47,500	47,485
*	United Paragon Mining Corp.	322,500	3,814
*	Universal Rightfield Property Holdings, Inc.	1,062,000	600
	Universal Robina Corp.	1,538,515	607,311
*	Victorias Milling Co., Inc.	139,680	2,454
*	Vitarich Corp.	176,000	782

TOTAL — PHILIPPINES			13,128,704

POLAND — (4.4%)
COMMON STOCKS — (4.4%)
	Agora SA	104,729	1,239,652
*	Alchemia SA	29,092	580,433
*	Amica Wronki SA	25,532	292,821
*	Boryszew SA	47,436	436,776
*	Budimex SA	43,439	1,074,969
*	CCC SA	8,947	154,537
*	Cersanit SA	232,969	3,335,738
	Computerland SA	29,140	1,000,455
	Debica SA	30,666	700,501
*	Echo Investment SA	118,198	3,640,980
	Elektrobudowa SA	8,053	304,444
	Fabryki Mebli Forte SA	55,216	234,802
*	Farmacol SA	61,368	903,138
*	Firma Chemiczna Dwory SA	1,366	40,265
	Grupa Kety SA	38,011	2,529,226
*	Grupa Lotos SA	16,212	259,040
*	Huta Ferrum SA	309	4,193
*	Impexmetal SA	31,024	2,030,465
*	Koelner SA	7,528	154,209
	Kredyt Bank SA	6,835	52,207
*	Kroscienskie Huty Szkla Krosno SA	20,000	47,646
*	Lentex SA	15,064	246,518
*	Lentex SA Issue 06	15,064	245,721
*	LPP SA	1,945	551,509
*	MNI SA	95,431	203,138
	Mondi Packaging Paper Swiecie SA	5,331	190,052
*	Mostostal Export SA	318,199	335,672
	Mostostal Siedlce SA	46,569	2,428,174
*	Mostostal Warszawa SA	37,200	502,876
*	Mostostal Zabrze Holding SA	18,293	23,118
	Netia Holdings SA	925,955	1,580,398
*	Ocean Company SA	8,530	355
*	Optimus SA	7,500	14,044
	Orbis SA	131,096	2,520,113
*	PBG SA	7,887	728,892
*	Pfleiderer Grajewo SA	5,070	98,898

18

		Shares	Value††

	Polska Grupa Farmaceutyczna SA	36,389	$1,068,531
*	Polski Koncern Miesny Duda SA	157,185	1,582,624
	Prokom Software SA	65,251	2,934,487
	Prosper SA	16,575	104,013
*	Provimi-Rolimpex SA	36,330	289,768
*	Raciborska Fabryka Kotlow SA	66,305	925,742
	Softbank SA	75,095	1,285,984
*	Stalexport SA	492,383	648,851
	Ster-Projekt SA	122,099	304,269
*	Vistula SA	11,774	366,469
	Zaklad Przetworstwa Hutniczego Stalprodukt SA	11,176	2,289,497
	Zaklady Tluszcowe Kruszwica SA	37,250	906,216
TOTAL COMMON STOCKS			41,392,426

RIGHTS/WARRANTS — (0.0%)
*	MNI SA Rights 09/29/06	52,531	280,581

TOTAL — POLAND			41,673,007

SOUTH AFRICA — (11.8%)
COMMON STOCKS — (11.8%)
	Adcorp Holdings, Ltd.	59,285	227,787
	Advtech, Ltd.	731,623	306,378
	Aeci, Ltd.	352,906	3,239,569
	Afgri, Ltd.	966,142	972,101
	African Oxygen, Ltd.	391,811	1,680,825
*	African Rainbow Minerals, Ltd.	458,487	4,867,820
	AG Industries, Ltd.	307,400	186,789
	Alexander Forbes, Ltd.	862,527	1,846,348
	Allied Electronics Corp., Ltd.	184,853	846,188
	Allied Technologies, Ltd.	196,345	1,597,446
*	Amalgamated Appliance Holdings, Ltd.	398,154	330,091
	Argent Industrial, Ltd.	147,042	324,207
	Aspen Pharmacare Holdings, Ltd.	316,873	1,492,220
*	AST Group, Ltd.	873,528	86,676
	Astral Foods, Ltd.	93,483	1,367,956
	Aveng, Ltd.	1,002,160	4,580,804
	AVI, Ltd.	547,359	1,435,102
*	Bell Equipment, Ltd.	192,091	654,940
	Brandcorp Holdings, Ltd.	101,257	143,753
	Business Connexion Group	229,687	245,056
	Bytes Technology Group, Ltd.	323,480	572,706
	Capitec Bank Holdings, Ltd.	126,643	537,672
	Cashbuild, Ltd.	37,276	236,705
	Caxton & CTP Publishers & Printers, Ltd.	769,907	1,735,958
	Ceramic Industries, Ltd.	31,493	627,124
	City Lodge Hotels, Ltd.	86,217	755,011
*	Corpgro, Ltd.	241,136	0
	Cullinan Holdings, Ltd.	10,000	618
	Datacentrix Holdings, Ltd.	248,698	112,695
	Datatec, Ltd.	439,984	1,831,909
	Delta Electrical Industries, Ltd.	83,032	261,134
*	Dimension Data Holdings PLC	2,381,019	2,092,991

19

		Shares	Value††

	Distell Group, Ltd.	317,735	$1,775,156
	Distribution & Warehousing Network, Ltd.	276,389	427,228
	Dorbyl, Ltd.	38,250	68,724
*	Durban Roodeport Deep, Ltd.	511,456	594,174
	Ellerine Holdings, Ltd.	255,500	2,623,862
	Enviroserv Holdings, Ltd.	149,193	143,577
	ERP.com Holdings, Ltd.	124,795	23,307
	Famous Brands, Ltd.	135,016	242,920
	Foschini, Ltd.	84,284	665,202
	Gold Reef Resorts, Ltd.	329,678	874,936
	Grindrod, Ltd.	758,150	1,566,420
	Group Five, Ltd.	240,698	1,360,604
	Highveld Steel & Vanadilum Corp., Ltd.	216,434	2,095,892
	Hudaco Industries, Ltd.	58,055	437,537
	Iliad Africa, Ltd.	243,344	437,825
	Illovo Sugar, Ltd.	522,701	1,330,708
	Investec, Ltd.	308,670	3,559,205
*	JCI, Ltd.	1,622,051	0
	Johnic Communications, Ltd.	323,673	3,453,372
*	Lewis Group, Ltd.	305,911	2,510,323
*	M Cubed Holdings, Ltd.	385,000	15,033
	Massmart Holdings, Ltd.	188,040	1,718,410
	Medi-Clinic Corp., Ltd.	714,402	2,402,735
*	Merafe Resources, Ltd.	4,279,265	465,930
	Metair Investment, Ltd.	9,938	385,584
*	Metorex, Ltd.	536,361	1,071,500
	Metropolitan Holdings, Ltd.	1,590,092	3,054,365
	Mr. Price Group, Ltd.	464,417	1,516,943
	Murray & Roberts Holdings, Ltd.	651,864	3,547,534
	Mustek, Ltd.	195,398	252,108
	Mvelaphanda Group, Ltd.	809,804	1,072,762
	Nampak, Ltd.	583,410	1,708,271
	New Clicks Holdings, Ltd.	816,382	1,225,242
	New Corpcapital, Ltd.	241,136	3,366
	Northam Platinum, Ltd.	483,417	2,846,210
	Nu-World Holdings, Ltd.	41,406	193,854
	Oceana Group, Ltd.	167,923	385,972
	Omnia Holdings, Ltd.	85,988	690,416
*	Palabora Mining Co., Ltd.	28,938	206,361
*	Peregrine Holdings, Ltd.	289,805	454,918
	Primedia, Ltd. N Shares	345,346	915,850
	PSG Group, Ltd.	283,635	968,018
	Rainbow Chicken, Ltd.	546,886	952,400
*	Randgold & Exploration Co., Ltd.	60,670	0
	Redefine Income Fund, Ltd.	34,692	30,953
	Reunert, Ltd.	278,728	3,102,449
	Santam, Ltd.	205,923	2,442,857
	Shoprite Holdings, Ltd.	473,300	1,684,658
	Spur Corp., Ltd.	201,006	272,308
	Sun International, Ltd.	237,817	3,869,301
	Super Group, Ltd.	748,605	1,307,471
	The Spar Group, Ltd.	56,719	332,112
	Tiger Wheels, Ltd.	153,255	589,687
	Tongaat-Hulett Group, Ltd.	230,678	3,140,920

20

		Shares	Value††

	Tourism Investment Corp., Ltd.	1,286,533	$412,519
	Trans Hex Group, Ltd.	133,914	209,553
	Trencor, Ltd.	305,298	1,276,890
	Truworths International, Ltd.	1,011,805	4,218,702
	UCS Group, Ltd.	573,294	232,362
	Unitrans, Ltd.	65,023	419,446
	Value Group, Ltd.	321,111	129,831
*	Western Areas, Ltd.	290,476	1,859,080
	Wilson Bayly Holme-Ovcon, Ltd.	98,272	1,001,913

TOTAL — SOUTH AFRICA			111,974,345

SOUTH KOREA — (12.0%)
COMMON STOCKS — (12.0%)
	Aekyung Petrochemical Co., Ltd.	7,150	154,326
#	Amorepacific Corp.	3,520	511,861
*	Anam Electronics Co., Ltd.	13,250	68,885
	Asia Cement Manufacturing Co., Ltd.	3,303	144,368
*	Asia Paper Manufacturing Co., Ltd.	4,350	54,680
	AUK Corp.	8,160	21,484
*	Baek Kwang Mineral Products Co., Ltd.	1,860	35,358
	Baiksan Co., Ltd.	21,190	38,540
	Bing Grae Co., Ltd.	9,540	428,350
*	Bohae Brewery Co., Ltd.	2,680	69,063
*	Bong Shin Co., Ltd.	85,930	121,365
	Boo Kook Securities Co., Ltd.	7,410	129,645
* #	Boryung Pharmaceutical Co., Ltd.	3,370	143,044
* #	Brain Technology Industries Co., Ltd.	23,400	10,932
#	Bu Kwang Pharmaceutical Co., Ltd.	18,840	392,103
	BYC Co., Ltd.	710	118,157
*	Byuck San Corp.	5,300	75,421
#	Byuck San Engineering and Construction Co., Ltd.	38,300	386,658
*	Cambridge Members Co., Ltd.	2,280	49,890
	Capro Corp.	38,750	93,934
	Cheil Communications, Inc.	4,107	992,845
*	Cho Kwang Leather Co., Ltd.	10,640	92,151
*	Cho Kwang Paint Co., Ltd.	12,070	38,414
	Choil Aluminum Manufacturing Co., Ltd.	8,700	98,244
	Chon Bang Co., Ltd.	130	4,914
#	Chong Kun Dang Pharmaceutical Corp.	9,424	359,869
#	Choongwae Pharmaceutical Corp.	7,333	372,510
	Chosun Refractories Co., Ltd.	2,210	121,227
#	Chungho Comnet Co., Ltd.	720	14,270
*	Chunil Express Co., Ltd.	540	36,863
* #	CJ CGV Co., Ltd.	19,000	464,031
	CJ Corp.	438	50,058
*	CKD Bio Corp.	5,230	30,164
* #	CKF Co., Ltd.	1,380	19,683
*	Comtec Systems Co., Ltd.	25,030	28,980
*	Cosmochemical Co., Ltd.	14,640	65,100
* #	Crown Confectionery Co., Ltd.	1,360	191,218
	D.I Corp.	30,950	90,228
	Dae Chang Industrial Co.	6,390	60,048
	Dae Dong Industrial Co., Ltd.	6,090	84,017

21

		Shares	Value††

*	Dae Ho Corp.	543	$76
*	Dae Hyun Co., Ltd.	51,280	61,371
* #	Dae Sang Corp.	31,228	458,710
	Dae Won Kang Up Co., Ltd.	6,230	120,995
*	Dae Young Packaging Co., Ltd.	369,230	61,444
*	Dae Yu Co., Ltd.	8,780	22,410
	Daeduck Electronics Co., Ltd.	68,417	595,135
#	Daeduck Industries Co., Ltd.	21,536	221,780
	Daehan City Gas Co., Ltd.	11,541	330,321
	Daehan Fire & Marine Insurance Co, Ltd.	48,040	90,229
	Daehan Flour Mills Co., Ltd.	2,110	492,277
*	Daehan Pulp Co., Ltd.	19,430	51,766
	Daehan Synthetic Fiber Co., Ltd.	1,750	253,170
	Daekyo Co., Ltd.	9,840	974,273
*	Daekyung Machinery & Engineering Co., Ltd.	3,750	75,118
	Daelim Trading Co., Ltd.	23,640	140,629
* #	Daerim Corp.	4,770	121,900
*	Daesang Farmsco	13,210	30,445
*	Daesang Holdings Co., Ltd.	7,072	40,793
	Daesung Industrial Co., Ltd.	6,130	566,392
*	Daewon Pharmaceutical Co., Ltd.	4,560	39,644
* #	Daewoo Electronic Components Co., Ltd.	6,938	75,028
	Daewoo Motor Sales Corp.	31,830	1,001,368
	Daewoong Co., Ltd.	6,546	152,616
#	Daewoong Pharmaceutical Co., Ltd.	9,470	595,394
	Dahaam E-Tec Co., Ltd.	2,200	67,171
#	Daishin Securities Co., Ltd.	60,060	1,554,221
	Daiyang Metal Co., Ltd.	22,400	33,789
*	Daou Technology, Inc.	56,480	399,547
	DC Chemical Co., Ltd.	19,866	955,081
*	Digital Power Communications Co., Ltd.	50,540	79,637
	Dong Ah Tire Industrial Co., Ltd.	18,545	110,458
	Dong Bu Insurance Co., Ltd.	52,320	1,369,958
	Dong IL Rubber Belt Co., Ltd.	11,450	39,639
	Dong Wha Pharmaceutical Industries Co.	7,510	227,231
*	Dong Won Co., Ltd.	2,560	29,730
	Dong Yang Department Store Co., Ltd.	5,120	100,950
#	Dong-A Pharmaceutical Co., Ltd.	13,493	1,202,156
*	Dongbang Agro Co., Ltd.	10,870	47,911
*	Dongbang Transport Logistics Co., Ltd.	3,230	67,827
	Dongbu Corp.	25,950	528,990
	Dongbu Hannong Chemical Co., Ltd.	13,870	321,875
	Dongbu Securities Co., Ltd.	16,139	234,500
#	Dongbu Steel Co., Ltd.	30,980	315,299
* #	DongbuElectronics Co., Ltd.	185,815	452,866
	Dong-Il Corp.	2,902	247,324
*	Dongil Paper Manufacturing Co., Ltd.	3,770	43,937
#	Dongkuk Steel Mill Co., Ltd.	59,287	1,465,480
	Dongsu Industrial Co., Ltd.	7,558	156,922
	Dongsung Chemical Co., Ltd.	5,720	58,506
*	Dongsung Pharmaceutical Co., Ltd.	4,190	38,972
	Dongwon F&B Co., Ltd.	2,770	183,209
	Dongwon Industries Co., Ltd.	1,970	82,009
#	Dongwon Systems Corp.	138,447	302,676

22

		Shares	Value††

	Dongyang Engineering & Construction Corp.	2,200	$97,775
#	Dongyang Mechatronics Corp.	25,260	113,942
*	Dongyang Tinplate Corp.	2,760	55,861
*	Doosan Corp.	13,000	722,359
* #	Doosan Industrial Development Co., Ltd.	65,760	905,853
	DPI Co., Ltd.	5,710	57,153
*	Ducsung Co., Ltd.	12,680	53,601
* #	DuzonBIzon Co., Ltd.	29,690	95,841
	E1 Corp.	6,590	302,593
*	Eagon Industrial Co., Ltd.	3,120	52,252
*	En Paper Manufacturing Co., Ltd.	23,440	116,997
*	Enex Co., Ltd.	3,440	25,909
*	e-Starco Co., Ltd.	30,470	37,200
	F&F Co., Ltd.	21,060	108,109
* #	Feelux Co., Ltd.	15,880	28,435
*	First Fire & Marine Insurance Co., Ltd.	23,310	98,910
* #	Firstech Co., Ltd.	76,640	106,940
#	FNC Kolon Corp.	10,844	215,516
#	Fursys, Inc.	13,170	372,131
#	Gaon Cable Co., Ltd.	3,220	94,121
#	GIIR, Inc.	14,410	237,460
#	Global & Yuasa Battery Co., Ltd.	12,280	98,614
	Green Cross Corp.	1,825	133,356
*	Green Fire Marine Insurance Co., Ltd.	4,250	23,305
*	GS Instruments Co., Ltd.	6	38
#	Gwangju Shinsegae Co., Ltd.	1,820	309,718
*	H.S. Industries Co., Ltd.	3,510	32,195
	Hae In Co., Ltd.	10,894	39,484
#	Halla Climate Control Corp.	106,070	1,345,414
	Halla Engineering & Construction Corp.	13,160	380,194
* #	Han All Pharmaceutical Co., Ltd.	34,948	72,389
#	Han Kuk Carbon Co., Ltd.	28,623	265,586
	Han Yang Securities Co., Ltd.	12,760	171,073
	Hana Financial Group, Inc.	4	204
	Handok Pharmaceuticals Co., Ltd.	12,760	198,006
	Handsome Corp.	36,990	689,859
#	Hanil Cement Manufacturing Co., Ltd.	8,558	789,884
*	Hanil Construction Co., Ltd.	6,460	122,311
	Hanil E-Wha Co., Ltd.	38,970	109,825
	Hanil Iron & Steel Co., Ltd.	2,450	57,369
#	Hanjin Transportation Co., Ltd.	13,211	470,401
	Hankook Cosmetics Co., Ltd.	25,320	95,689
	Hankook Shell Oil Co., Ltd.	1,620	111,265
*	Hankook Synthetics, Inc.	550	3,056
#	Hankuk Electric Glass Co., Ltd.	5,240	128,901
	Hankuk Glass Industries, Inc.	12,660	572,978
#	Hankuk Paper Manufacturing Co., Ltd.	4,710	158,920
#	Hanmi Capital Co., Ltd.	20,620	206,628
#	Hanmi Pharm Co., Ltd.	9,519	1,348,670
	Hansae Co., Ltd.	22,080	78,065
	Hansol Chemical Co., Ltd.	12,170	110,178
#	Hansol CSN Co., Ltd.	65,160	289,992
#	Hansol LCD, Inc.	4,937	316,525
#	Hansol Paper Co., Ltd.	53,310	878,367

23

		Shares	Value††

	Hanssem Co., Ltd.	22,380	$200,354
*	Hansung Enterprise Co., Ltd.	5,340	37,940
	Hanwha Chemical Corp.	93,200	1,169,042
	Hanwha Securities Co., Ltd.	43,380	503,776
* #	Heung-A Shipping Co., Ltd.	16,400	43,146
*	Hi-Tron Systems, Inc.	4,780	20,394
#	Hotel Shilla, Ltd.	60,958	1,000,822
	HS R&A Co., Ltd.	6,360	95,563
	Huchems Fine Chemical Corp.	31,846	313,871
*	Huneed Technologies Co., Ltd.	71,210	87,539
* #	HungKuk Ssangyong Fire & Marine Insurance Co., Ltd.	31,480	183,211
	Husteel Co., Ltd.	7,220	122,495
#	Hwa Sung Industrial Co.	12,520	247,552
*	Hwacheon Machinery Works Co., Ltd.	2,200	34,694
	Hwashin Co., Ltd.	22,220	59,806
* #	Hyosung Motors & Machinery, Inc.	92,190	74,640
*	Hyosung T & C Co., Ltd.	40,358	1,117,222
* #	Hyundae Metal Co., Ltd.	2,408	10,347
	Hyundai Cement Co., Ltd.	10,020	359,774
* #	Hyundai Corp.	21,801	510,883
#	Hyundai Department Store H & S Co., Ltd.	6,210	485,217
#	Hyundai Elevator Co., Ltd.	7,294	547,481
#	Hyundai Hysco	70,930	744,084
	Hyundai Marine & Fire Insurance Co., Ltd.	103,080	1,361,170
	Hyundai Pharmaceutical Ind. Co., Ltd.	1,410	38,070
*	IB Sports, Inc.	4,600	43,942
	Il Dong Pharmaceutical Co., Ltd.	5,810	293,568
*	Il Sung Construction Co., Ltd.	4,300	39,914
*	Il Yang Pharmaceutical Co., Ltd.	14,680	347,705
	Iljin Diamond Co., Ltd.	4,272	70,330
*	Iljin Display Co., Ltd.	2,568	39,702
	Iljin Electric, Ltd.	43,730	164,380
	Ilshin Spinning Co., Ltd.	1,730	96,544
	Ilsung Pharmaceutical Co., Ltd.	2,040	165,027
* #	InziControls Co., Ltd.	14,290	115,176
	ISU Chemical Co., Ltd.	7,920	80,194
	Isupetasys Co., Ltd.	39,800	76,108
	Jahwa Electronics Co., Ltd.	16,460	162,799
	Jeil Mutual Savings Bank	7,990	107,313
	Jeil Pharmaceutical Co.	12,170	80,663
	Jeonbuk Bank, Ltd.	40,880	416,851
*	Jindo Corp.	11,923	44,836
*	Jindo F& Co., Ltd.	2,877	14,085
	Jinheung Mutual Savings Bank Co., Ltd.	8,790	54,251
	Joongang Construction Co., Ltd.	6,890	139,137
#	K.C. Tech Co., Ltd.	24,050	101,685
	Keang Nam Enterprises Co., Ltd.	20,050	392,910
* #	KEC Corp.	54,690	68,852
#	KEC Holdings Co., Ltd.	18,230	34,250
* #	Kedcom Co., Ltd.	90,960	46,689
	Keyang Electric Machinery Co., Ltd.	40,210	93,568
	KG Chemical Corp.	8,410	74,636
	KISWIRE, Ltd.	11,428	333,304
	Kodenshi Korea Corp.	25,020	85,535

24

		Shares	Value††

*	KOJE Co., Ltd.	6,810	$31,911
	Kolon Chemical Co., Ltd.	10,960	153,073
* #	Kolon Engineering & Construction Co., Ltd.	16,360	340,979
*	Kolon Industries, Inc.	23,140	369,964
*	Korea Automotive Systems Co., Ltd.	4,840	129,933
	Korea Cast Iron Pipe Co., Ltd.	26,090	113,778
#	Korea Circuit Co.	19,330	88,590
*	Korea Cottrell Co., Ltd.	1,333	62,833
*	Korea Data Systems Co., Ltd.	35,613	37,937
	Korea Development Co., Ltd.	14,820	380,634
	Korea Development Leasing Corp.	3,030	156,800
#	Korea Electric Terminal Co., Ltd.	14,990	355,256
*	Korea Export Packing Industries Co., Ltd.	3,990	40,750
*	Korea Fine Chemical Co., Ltd.	2,479	39,023
	Korea Flange Co., Ltd.	6,900	84,779
#	Korea Iron & Steel Co., Ltd.	14,150	672,045
#	Korea Kolmar Co., Ltd.	18,210	85,709
#	Korea Komho Petrochemical Co., Ltd.	26,400	873,290
	Korea Line Corp.	11,600	562,867
	Korea Mutual Savings Bank	6,040	111,983
	Korea Petrochemical Industry Co., Ltd.	10,960	574,165
#	Korea Polyol Co., Ltd.	2,968	141,016
	Korea Reinsurance Co., Ltd.	110,464	1,287,747
* #	Korea Schnell Pharma Co., Ltd.	38,600	79,331
	Korean Air Terminal Service Co., Ltd.	3,350	116,468
*	Korean French Banking Corp.	63,770	109,677
*	KP Chemical Corp.	121,051	557,151
*	KP&L Co., Ltd.	24,590	25,930
* #	KPC Holdings Corp.	3,008	103,250
*	KTB Network, Ltd.	59,730	341,050
	Kukdo Chemical Co., Ltd.	8,450	212,277
*	Kukdong Corp.	26,380	79,479
*	Kukdong Oil & Chemicals Co., Ltd.	3,623	37,274
	Kukje Pharm Ind. Co., Ltd.	12,950	39,525
	Kumbi Corp.	670	30,025
#	Kumho Electronics Co., Ltd.	7,151	305,422
#	Kumho Industrial Co., Ltd.	36,430	986,894
	Kumho Investment Bank	9,640	64,023
*	Kumkang Industrial Co., Ltd.	4,040	40,449
	Kunsul Chemical Industrial Co., Ltd.	7,190	129,910
	Kwang Dong Pharmaceutical Co., Ltd.	74,760	251,518
*	Kwang Myung Electric Engineering Co., Ltd.	36,360	31,065
	Kyeryong Construction Industrial Co., Ltd.	10,770	442,856
	Kyobo Securities Co., Ltd.	44,300	496,328
	Kyung Dong Navien Co., Ltd.	1,740	46,209
*	Kyungbang Co., Ltd.	1,100	156,830
*	Kyungdong City Gas Co., Ltd.	2,270	89,255
*	Kyung-in Synthetic Corp.	2,110	26,575
*	Kyungnam Energy Co., Ltd.	28,770	83,854
*	Leeku Industrial Co., Ltd.	2,380	48,290
	LG Household & Healthcare Co., Ltd.	12,740	1,411,929
	LG International Corp.	60,548	1,400,745
* #	LG Life Sciences, Ltd.	14,145	755,234
	LG Petrochemical Co., Ltd.	45,770	1,188,257

25

		Shares	Value††

#	LIG Non-Life Insurance Co., Ltd.	63,770	$989,051
	Lotte Chilsung Beverage Co., Ltd.	1,112	1,368,283
* #	Lotte Midopa Co., Ltd.	61,160	1,182,763
#	Lotte Sam Kang Co., Ltd.	1,770	334,891
	LS Cable, Ltd.	32,610	1,384,180
#	LS Industrial Systems Co., Ltd.	21,950	763,076
	Manho Rope & Wire Co., Ltd.	790	47,126
#	Meritz Fire Marine Insurance Co., Ltd.	27,500	196,724
	Meritz Securities Co., Ltd.	38,890	358,928
*	Mi Chang Oil Industrial Co., Ltd.	1,790	33,217
	Miwon Commercial Co., Ltd.	1,280	39,238
* #	MonAmi Co., Ltd.	3,240	49,364
#	Moorim Paper Co., Ltd.	21,778	231,167
	Motonic Corp.	2,090	102,368
	Namhae Chemical Corp.	63,074	195,902
*	Namkwang Engineering & Construction Co., Ltd.	13,780	91,005
*	Namsun Aluminum Co., Ltd.	7,140	29,026
	Namyang Dairy Products Co., Ltd.	745	648,626
*	Nasan Co., Ltd.	4,600	82,490
*	National Plastic Co., Ltd.	3,250	34,581
* #	NCsoft Corp.	18,960	1,190,706
*	Nexen Corp.	3,320	75,984
	NH Investment & Securities Co., Ltd.	59,219	826,113
	Nong Shim Co., Ltd.	3,780	1,111,203
	Nong Shim Holdings Co., Ltd.	4,720	446,263
*	Noroo Paint Co., Ltd.	14,277	66,053
* #	Orientbio, Inc.	56,370	148,652
	ORION Corp.	4,710	1,356,223
	Ottogi Corp.	3,910	433,183
* #	Pacific Pharmaceutical Co., Ltd.	2,030	87,037
	Pang Rim Co., Ltd.	4,800	96,769
* #	Pantech & Curitel Communications, Inc.	148,620	151,068
* #	Pantech Co., Ltd.	89,870	205,685
	PaperCorea, Inc.	7,190	39,900
	Pohang Coated Steel Co., Ltd.	6,320	122,188
#	Poong Lim Industrial Co., Ltd.	31,880	348,736
	Poong San Corp.	41,500	1,088,807
* #	Prime Entertainment Co., Ltd.	26,770	46,808
#	Pulmuone Co., Ltd.	7,480	257,033
	Pum Yang Construction Co., Ltd.	5,710	81,980
	Pusan City Gas Co., Ltd.	14,730	348,222
*	Pyung Hwa Holdings Co., Ltd.	8,013	25,392
	Pyung Hwa Industrial Co., Ltd.	10,456	52,816
*	Quality & Technology Korea, Inc.	54,820	46,754
* #	RNL BIO Co., Ltd.	14,672	72,580
* #	Rocket Electric Co., Ltd.	5,090	25,577
#	S&T Corp.	10,570	305,431
#	S&T Daewoo Co., Ltd.	12,330	330,692
#	S&T Dynamics Co., Ltd.	29,822	209,281
	S1 Corp.	19,200	826,689
*	Saehan Industries, Inc.	65,180	356,742
*	Saehan Media Corp.	46,590	92,690
*	Sajo Industries Co., Ltd.	4,820	39,948
* #	Sam Jin Pharmaceutical Co., Ltd.	4,370	253,919

26

		Shares	Value††

*	Sam Kwang Glass Industrial Co., Ltd.	4,820	$94,325
*	Sam Whan Camus Co., Ltd.	5,270	41,448
	Sam Yung Trading Co., Ltd.	13,450	34,988
	Sambu Construction Co., Ltd.	10,690	386,593
#	Samchully Co., Ltd.	4,720	608,309
* #	Samho F&G, Inc.	32,880	58,634
* #	Samho International Co., Ltd.	12,681	207,938
	Samhwa Crown and Closure Co., Ltd.	2,400	39,296
	Samhwa Paints Industrial Co., Ltd.	26,400	100,256
*	Samil Pharmaceutical Co., Ltd.	2,680	50,510
	Samsung Climate Control Co., Ltd.	6,810	58,289
#	Samsung Fine Chemicals Co., Ltd.	29,280	738,869
	Samwhan Corp.	12,220	332,366
	Samyang Corp.	8,815	584,617
*	Samyang Foods Co., Ltd.	5,720	128,482
	Samyang Genex Co., Ltd.	4,026	380,964
	Samyang Tongsang Co., Ltd.	1,760	48,497
*	Samyoung Chemical Co., Ltd.	2,420	22,079
#	Samyoung Electronics Co., Ltd.	17,870	200,660
*	SC Engineering Co., Ltd.	4,248	10,063
#	Seah Holdings Corp.	4,160	399,311
	Seah Steel Corp.	5,500	215,833
	Sebang Co., Ltd.	15,655	150,339
	Sejong Industrial Co., Ltd.	21,610	103,480
	Sempio Foods Co.	4,490	116,194
	Seondo Electric Co., Ltd.	13,050	27,650
	Seoul City Gas Co., Ltd.	3,590	246,997
	Seoul Securities Co., Ltd.	232,970	396,659
* #	Serim Paper Manufacturing Co., Ltd.	24,240	471,175
* #	Seshin Co., Ltd.	97,290	47,435
*	Sewon Cellontech Co., Ltd.	14,221	67,941
* #	Sewoo Global Co., Ltd.	20,620	29,501
*	SGWICUS Corp.	16,060	60,843
*	SH Chemical Co., Ltd.	12,650	61,646
*	Shin Dong-Ah Fire & Marine Insurance Co.	13,750	79,016
	Shin Heung Securities Co., Ltd.	10,771	121,970
*	Shin Poong Paper Manufacturing Co., Ltd.	3,550	44,560
* #	Shin Won Corp.	6,010	112,445
#	Shin Young Securities Co., Ltd.	10,010	411,978
* #	Shindongbang Corp.	1,696	14,538
*	Shinhan Engineering & Construction Co., Ltd.	8,180	37,708
*	Shinil Engineering Co., Ltd.	4,010	34,028
	Shinpoong Pharmaceutical Co., Ltd.	3,280	86,141
	Shinsegae Engineering & Construction Co., Ltd.	2,990	122,501
* #	Shinsung Engineering & Construction Co., Ltd.	13,650	89,855
#	Shinsung Engineering Co., Ltd.	30,420	117,871
*	Shinsung Tongsang Co., Ltd.	8,700	34,189
	Sindo Ricoh Co., Ltd.	11,169	689,410
*	SJM Co., Ltd.	22,510	100,155
#	SK Chemicals Co., Ltd.	22,821	1,079,552
	SK Gas Co., Ltd.	9,960	519,349
*	SK Incheon Oil Co., Ltd.	373	22
#	SKC Co., Ltd.	34,460	909,065
	SL Corp.	15,240	115,753

27

		Shares	Value††

#	Solomon Mutual Savings Bank	13,129	$276,837
	Songwon Industrial Co., Ltd.	12,420	54,237
*	Soosan Heavy Industries Co., Ltd.	40,700	33,045
* #	Ssangyong Cement Industry Co., Ltd.	79,381	1,178,316
*	Ssangyong Corp.	4,186	72,176
* #	Ssangyong Motor Co.	137,030	763,911
#	STX Corp.	28,844	487,077
#	STX Engine Co., Ltd.	28,692	754,095
#	STX Shipbuilding Co., Ltd.	48,977	768,732
* #	Sudo Pharmaceutical Industry Co., Ltd.	66,850	145,917
	Suheung Capsule Co., Ltd.	16,030	104,973
*	Sung Bo Chemicals Co., Ltd.	1,140	43,917
	Sung Chang Enterprise Co., Ltd.	6,150	106,960
#	Sung Shin Cement Co., Ltd.	22,350	349,147
* #	Sungjee Construction Co., Ltd.	4,690	81,390
*	Sungwon Corp.	49,310	346,947
	Sunjin Co., Ltd.	1,930	77,187
#	Sunkyong Securities Co., Ltd.	268,610	412,817
#	Tae Kwang Industrial Co., Ltd.	880	702,371
	Tae Kyung Industrial Co., Ltd.	29,140	87,748
#	Tae Young Corp.	9,074	706,036
* #	Taechang Co., Ltd.	22,850	13,638
	Taegu Department Store Co., Ltd.	13,040	260,500
#	Tai Han Electric Wire Co., Ltd.	48,661	1,327,767
	Tai Lim Packaging Industries Co., Ltd.	6,200	52,275
* #	Telcoware Co., Ltd.	9,000	118,893
*	The Will-Bes & Co., Ltd.	11,120	34,759
* #	Tong Yang Investment Bank	99,700	1,227,627
* #	Tong Yang Major Corp.	42,870	349,723
	Tong Yang Moolsan Co., Ltd.	5,500	36,588
*	Trigem Computer, Inc.	528	26,475
*	TRYBRANDS, Inc.	38,370	216,419
	TS Corp.	5,500	240,491
* #	Uni Chem Co., Ltd.	32,460	45,810
*	Unid Co., Ltd.	6,000	143,720
	Union Steel Manufacturing Co., Ltd.	13,912	402,102
*	VGX International, Inc.	16,954	88,305
* #	Whanin Pharmaceutical Co., Ltd.	13,650	255,355
	Wiscom Co., Ltd.	7,880	35,129
#	Woongjin.Com Co., Ltd.	30,240	616,613
*	WooSung Feed Co., Ltd.	17,000	28,536
	YESCO Co., Ltd.	4,290	128,391
	Yoosung Enterprise Co., Ltd.	33,540	178,441
#	Youlchon Chemical Co., Ltd.	32,710	360,570
*	Young Poong Mining & Construction Corp.	1,580	94
*	Young Poong Paper Manufacturing Co., Ltd.	2,170	42,126
	Youngbo Chemical Co., Ltd.	12,640	33,592
#	Youngone Corp.	68,080	345,615
	Youngpoong Corp.	2,040	548,917
#	Yuhan Corp.	8,529	1,648,461
#	Yuhwa Securities Co., Ltd.	12,910	197,985
* #	Yungjin Pharm Co., Ltd.	102,000	321,397
*	Yuyang Telecom Co., Ltd.	2,940	48,824
TOTAL COMMON STOCKS			114,097,056

28

		Shares	Value††

RIGHTS/WARRANTS — (0.0%)
*	Samjin Pharmaceutical Co., Ltd. Rights 12/19/06	507	$7,214

TOTAL — SOUTH KOREA			114,104,270

TAIWAN — (11.9%)
COMMON STOCKS — (11.9%)
*	A.G.V. Products Corp.	535,000	124,164
	Aaeon Technology, Inc.	31,000	31,873
	Ability Enterprise Co., Ltd.	387,126	292,959
*	Abocom Systems, Inc.	95,000	37,759
	Acbel Polytech, Inc.	632,560	231,951
*	Accton Technology Corp.	805,000	532,956
	Allis Electric Co., Ltd.	273,000	61,416
	Altek Corp.	211,016	383,562
	Ampoc Far East Co., Ltd.	149,350	67,072
*	Amtran Technology Co., Ltd.	471,955	356,516
	Apex Biotechnology Corp.	162,357	210,638
*	Arima Communication Corp.	341,000	284,952
*	Arima Computer Corp.	1,231,000	271,456
	Arima Optoelectronics Corp.	218,247	228,079
	Asia Chemical Corp.	423,000	151,615
	Asia Polymer Corp.	352,936	147,862
*	Asia Vital Components Co., Ltd.	317,980	186,816
	Aten International Co., Ltd.	91,079	252,411
	Audix Co., Ltd.	137,204	176,455
	Aurora Corp.	195,250	116,459
	Aurora Systems Corp.	53,000	25,034
	Avermedia Technologies, Inc.	189,189	228,795
	Avision, Inc.	279,522	190,979
	Bank of Kaohsiung Co., Ltd.	686,966	323,772
	Basso Industry Corp., Ltd.	196,537	250,305
*	Behavior Tech Computer Corp.	229,938	99,679
	Bes Engineering Corp.	2,135,572	525,846
*	Biostar Microtech International Corp.	218,680	113,425
	C Sun Manufacturing, Ltd.	109,652	77,721
*	Carnival Industrial Corp.	656,000	151,029
	Cathay Chemical Works, Inc.	229,000	80,312
*	Central Insurance Co., Ltd.	63,600	33,334
	Central Reinsurance Co., Ltd.	349,667	135,080
	Chain Qui Development Co., Ltd.	194,000	144,156
*	Champion Building Materials Co., Ltd.	368,000	177,846
*	Charoen Pokphand Enterprises Co., Ltd.	255,000	66,356
	Cheng Loong Corp.	1,257,330	488,750
	Chenming Mold Industrial Corp.	252,046	106,014
*	Chia Her Industrial Co., Ltd.	539,000	60,679
*	Chia Hsin Cement Corp.	822,000	566,334
*	Chia Hsin Food & Synthetic Fiber Co., Ltd.	153,330	10,298
	Chicony Electronics Co., Ltd.	403,972	628,424
*	Chien Shing Stainless Steel Co., Ltd.	392,000	137,261
	Chilisin Electronics Corp.	101,998	58,680
	China Chemical & Pharmaceutical Co.	408,000	143,160

29

		Shares	Value††

	China Ecotek Corp.	170,000	$114,945
	China Electric Manufacturing Co., Ltd.	520,900	272,052
*	China General Plastics Corp.	547,000	145,731
	China Hi-Ment Corp.	265,830	223,225
*	China Life Insurance Co., Ltd.	1,182,418	647,525
*	China Man-Made Fiber Co., Ltd.	1,909,879	421,889
	China Metal Products Co., Ltd.	189,018	430,833
*	China Petrochemical Development Corp.	2,179,000	633,187
*	China Rebar Co., Ltd.	55,174	6,722
	China Steel Chemical Corp.	222,771	350,646
	China Steel Structure Co., Ltd.	137,000	64,493
	China Synthetic Rubber Corp.	591,954	699,951
*	China United Trust & Investment Corp.	164,804	26,545
*	China Wire & Cable Co., Ltd.	521,000	101,215
	Chinese Maritime Transport, Ltd.	214,500	250,334
	Ching Feng Home Fashions Industries Co., Ltd.	188,700	46,719
	Chin-Poon Industrial Co., Ltd.	469,649	305,686
*	Choice Lithograph, Inc.	146,000	33,406
*	Chou Chin Industrial Co., Ltd.	42,180	0
	Chroma Ate, Inc.	318,763	365,006
	Chun Yu Works & Co., Ltd.	376,000	119,213
	Chun Yuan Steel Industrial Co., Ltd.	719,815	306,928
	Chung Hsin Electric & Machinery Co., Ltd.	547,000	331,814
	Chung Hwa Pulp Corp.	818,594	439,662
*	Clevo Co.	636,600	495,779
*	CMC Magnetics Corp.	1,128,000	383,076
	Collins Co., Ltd.	390,000	121,795
*	Compeq Manufacturing Co., Ltd.	1,421,000	676,247
	Continental Engineering Corp.	1,113,067	944,700
	Cosmo Electronics Corp.	155,000	151,927
*	Cosmos Bank Taiwan	2,495,000	934,680
	CTCI Corp.	707,538	513,666
	CX Technology Co., Ltd..	186,495	100,467
*	Cyberhome Entertainment Co., Ltd.	192,000	5,165
	Cybertan Technology, Inc.	284,550	458,094
	Cyntec Co., Ltd.	161,601	208,989
*	Da-Cin Construction Co., Ltd.	356,711	164,937
	Data Systems Consulting Co., Ltd.	205,971	183,770
*	Delpha Construction Co., Ltd.	462,000	133,619
	Depo Auto Parts Industrial Co., Ltd.	182,000	521,353
*	Der Pao Construction Co., Ltd.	476,000	12,069
	Diamond Flower Electric Instrument Co., Ltd.	112,740	190,151
	D-Link Corp.	812,207	979,869
	Eastern Media International	1,395,128	507,963
	Eclat Textile Co., Ltd.	184,820	91,489
	Edom Technology Co., Ltd.	171,776	83,557
	Elan Microelectronics Corp.	444,728	226,546
*	Elite Material Co., Ltd.	294,978	159,336
	Elite Semiconductor Memory Technology, Inc.	267,131	284,435
	Elitegroup Computer Systems Co., Ltd.	820,335	457,236
	Enlight Corp.	430,000	143,545
*	EnTie Commercial Bank	2,290,246	770,551
	Eten Information Systems, Ltd.	203,557	206,370
*	Everest Textile Co., Ltd.	581,562	121,520

30

		Shares	Value††

	Evergreen International Storage & Transport Corp.	1,300,000	$720,369
	Everlight Chemical Industrial Corp.	479,000	181,441
	Everlight Electronics Co., Ltd.	332,605	871,788
*	Everspring Industry Co., Ltd.	417,530	99,513
*	Evertop Wire Cable Corp.	266,000	152,052
	Excel Cell Electronics Co., Ltd.	143,000	123,165
	Far Eastern Department Stores, Ltd.	1,666,236	904,723
	Far Eastern International Bank	2,092,048	994,944
	Federal Corp.	557,893	407,688
	Feng Hsin Iron & Steel Co., Ltd.	686,098	751,899
	Feng Tay Enterprise Co., Ltd.	575,900	454,439
*	FIC Global, Inc.	54,578	7,045
	First Copper Technology Co., Ltd.	406,000	176,786
	First Hotel	164,874	169,731
*	First Steamship Co., Ltd.	304,000	220,163
*	Formosa Epitaxy, Inc.	146,000	100,873
	Formosa International Hotels Corp.	242,500	685,829
	Formosa Taffeta Co., Ltd.	1,887,346	1,321,822
*	Formosan Rubber Group, Inc.	586,000	371,548
	Fortune Electric Co., Ltd.	354,000	149,927
	Fu Sheng Industrial Co., Ltd.	905,000	868,138
	Fwuson Industry Co., Ltd.	347,000	75,937
	G Shank Enterprise Co., Ltd.	181,400	210,765
*	G.T.M. Corp.	219,000	164,870
	Giant Manufacture Co., Ltd.	333,170	513,613
*	Giga Storage Corp.	501,859	94,243
	Giga-Byte Technology Co., Ltd.	964,800	753,002
	Globe Union Industrial Corp.	264,820	283,808
	Gold Circuit Electronics, Ltd.	600,904	430,566
	Goldsun Development & Construction Co., Ltd.	1,842,976	982,481
	Good Will Instrument Co., Ltd.	128,000	74,870
	Gordon Auto Body Parts Co., Ltd.	170,980	91,098
*	Grand Pacific Petrochemical Corp.	777,000	287,910
	Grape King, Inc.	183,000	56,032
	Great China Metal Industry Co., Ltd.	296,000	149,774
	Great Taipei Gas Co., Ltd.	725,000	352,631
	Great Wall Enterprise Co., Ltd.	636,890	355,672
	Greatek Co., Ltd.	470,192	617,775
	Hanpin Co., Ltd.	151,000	72,534
	Hey Song Corp.	565,000	264,258
*	Hitron Technologies, Inc.	188,000	61,103
*	Ho Tung Holding Corp.	880,486	214,318
*	Hocheng Corp.	509,000	175,696
*	Hold-Key Electric Wire & Cable Co., Ltd.	153,470	39,545
	Hong Tai Electric Industrial Co., Ltd.	567,000	249,356
	Honmyue Enterprise Co., Ltd.	141,000	37,178
*	Hota Industrial Manufacturing Co., Ltd.	108,000	176,209
	Hsin Kuang Steel Co., Ltd.	281,097	182,262
	Hsing Ta Cement Co., Ltd.	360,000	144,638
*	Hua Eng Wire & Cable Co., Ltd.	810,565	291,467
	Hung Ching Development & Construction Co., Ltd.	409,000	199,017
	Hung Poo Construction Corp.	322,000	396,342
	Hung Sheng Construction Co., Ltd.	571,000	492,458
*	Ichia Technologies, Inc.	287,470	320,239

31

		Shares	Value††

	I-Chiun Precision Industry Co., Ltd.	154,530	$167,709
	Inernational Semiconductor Technology, Ltd.	318,581	266,288
	Infortrend Technology, Inc.	254,325	362,138
*	Jean Co., Ltd.	140,000	37,671
	Johnson Health Tech Co., Ltd.	55,000	367,426
	Jui Li Enterprise Co., Ltd.	126,000	36,379
	K Laser Technology, Inc.	128,343	116,940
	Kang Na Hsiung Co., Ltd.	242,000	121,288
*	Kao Hsing Chang Iron & Steel Corp.	566,000	111,277
	Kaulin Manufacturing Co., Ltd.	212,770	152,408
*	Kee Tai Properties Co., Ltd.	697,000	609,407
*	Kenda Rubber Industrial Co., Ltd.	644,018	419,613
	King Yuan Electronics Co., Ltd.	1,064,705	910,828
*	Kingdom Construction Co., Ltd.	600,000	284,847
*	King’s Town Bank	1,477,701	464,593
*	King’s Town Construction Co., Ltd.	229,470	257,635
	Kinpo Electronics, Inc.	1,750,154	674,013
	Knowledge-Yield-Excellence Systems Corp.	281,107	299,506
	Kung Long Batteries Industrial Co., Ltd.	64,000	62,138
*	Kuoyang Construction Co., Ltd.	393,000	354,464
*	Kwong Fong Industries Corp.	996,000	223,733
*	Lan Fa Textile Co., Ltd.	408,040	92,593
*	Lead Data Co., Ltd.	472,920	75,760
*	Leader Electronics, Inc.	98,795	61,949
*	Leadtek Research, Inc.	229,000	60,890
*	Lealea Enterprise Co., Ltd.	1,054,000	161,915
	Lee Chang Yung Chemical Industry Corp.	635,328	645,492
	Lee Chi Enterprises Co., Ltd.	326,000	80,801
	Lelon Co., Ltd.	176,170	86,447
*	Leofoo Development Co., Ltd.	311,000	235,612
	Les Enphants Co., Ltd.	178,080	126,409
*	Li Peng Enterprise Co., Ltd.	739,000	208,959
	Li Shin International Enterprise Corp.	180,657	136,613
	Lian Hwa Foods Corp.	101,000	28,729
	Lien Chang Electronic Enterprise Co., Ltd.	147,000	43,321
	Lien Hwa Industrial Corp.	886,377	488,183
*	Lingsen Precision Industries, Ltd.	462,000	148,389
	Long Bon Development Co., Ltd.	614,062	365,522
	Long Chen Paper Co., Ltd.	628,000	294,558
	Lucky Cement Corp.	620,000	188,388
	Makalot Industrial Co., Ltd.	131,000	251,100
	Mayer Steel Pipe Corp.	129,800	93,559
	Maywufa Co., Ltd.	94,300	28,028
	Meiloon Co., Ltd.	309,941	237,841
*	Mercuries & Associates, Ltd.	940,455	291,252
*	Mercuries Data Co., Ltd.	285,292	67,779
	Merida Industry Co., Ltd.	326,800	323,575
	Merry Electronics Co., Ltd.	155,797	450,271
*	Microelectronics Technology, Inc.	491,000	220,570
	Micro-Star International Co., Ltd.	1,172,907	936,521
*	Microtek International, Inc.	160,000	20,348
	Min Aik Technology Co., Ltd.	142,000	186,777
	Mirle Automation Corp.	147,728	146,576
	Mitac Technology Corp.	486,360	209,994

32

		Shares	Value††

	Mobiletron Electronics Co., Ltd.	83,000	$95,012
	Mospec Seminconductor Corp.	117,000	59,687
*	Mustek Systems, Inc.	591,708	91,360
	Nak Sealing Technologies Corp.	116,149	129,655
*	Namchow Chemical Industrial Co., Ltd.	473,000	87,392
	Nankang Rubber Tire Co., Ltd.	361,200	547,111
	Nantex Industry Co., Ltd.	286,200	157,837
	National Petroleum Co., Ltd.	324,824	248,436
*	New Asia Construction & Development Co., Ltd.	598,000	86,488
	Nien Hsing Textile Co., Ltd.	746,000	436,790
	Nien Made Enterprise Co., Ltd.	448,333	417,907
	Ocean Plastics Co., Ltd.	342,200	161,055
*	Optimax Technology Corp.	718,674	509,553
*	Opto Tech Corp.	832,000	458,470
*	Orient Semiconductor Electronics, Ltd.	226,487	34,505
	Oriental Union Chemical Corp.	995,395	631,762
*	Pacific Construction Co., Ltd.	1,054,000	263,189
*	Pacific Electric Wire & Cable Corp.	726,000	11,673
*	Pan Jit International, Inc.	285,745	160,239
	Pan-International Industrial Corp.	492,318	1,376,146
	Phihong Technology Co., Ltd.	438,450	296,621
	Phoenixtec Power Co., Ltd.	494,725	548,848
*	Picvue Electronics, Ltd.	181,900	3,345
	Pihsiang Machinery Mfg. Co., Ltd.	199,534	397,835
*	Potrans Electrical Corp.	228,000	30,738
	Premier Image Technology Corp.	686,583	1,437,225
*	Primax Electronics, Ltd.	525,186	236,790
	Prince Housing & Development Corp.	1,019,646	672,143
*	Procomp Informatics, Ltd.	21,675	0
*	Prodisc Technology, Inc.	1,665,199	199,022
*	Promise Technology, Inc.	154,223	117,394
*	Quintain Steel Co., Ltd.	613,000	121,641
	Radium Life Tech Corp.	326,187	536,265
	Ralec Electronic Corp.	68,717	58,142
*	Reward Wool Industry Corp.	314,000	76,220
*	Rexon Industrial Corp., Ltd.	176,000	45,844
	Richtek Technology Corp.	19,550	155,414
*	Ritek Corp.	3,668,000	1,078,224
	Ruentex Development Co., Ltd.	886,000	734,094
	Ruentex Industries, Ltd.	925,000	564,688
*	Sainfoin Technology Corp.	131,260	1,380
*	Sampo Corp.	1,297,124	324,154
	San Fang Chemical Industry Co., Ltd.	44,770	26,713
	Sanyang Industrial Co., Ltd.	963,000	642,332
	Sanyo Electric Co., Ltd.	406,000	313,370
	SDI Corp.	207,000	350,576
*	Senao International Co., Ltd.	276,133	198,178
	Sheng Yu Steel Co., Ltd.	387,980	352,609
	Shihlin Electric & Engineering Corp.	687,000	740,149
*	Shihlin Paper Corp.	254,000	354,237
	Shin Shin Co., Ltd.	49,000	34,448
	Shinkong Co., Ltd.	355,240	197,040
*	Shinkong Synthetic Fibers Co., Ltd.	1,722,000	465,652
	Shuttle, Inc.	290,152	147,247

33

		Shares	Value††

	Silicon Integrated Systems Corp.	1,533,137	$863,113
	Silitech Technology Corp.	45,000	199,052
	Sincere Navigation Corp.	505,669	647,577
*	Sinkang Industries Co., Ltd.	108,000	95,605
	Sinkong Spinning Co., Ltd.	333,125	335,586
	Sinon Corp.	452,000	127,420
*	Sintek Photronics Corp.	1,057,463	229,479
	Sinyi Realty, Inc.	204,360	531,716
	Sitronix Technology Corp.	62,313	174,316
	Siward Crystal Technology Co., Ltd.	140,691	86,892
*	Solelytex Enterprise Corp.	112,200	127,624
*	Solomon Technology Corp.	417,000	145,531
	South East Soda Manufacturing Co., Ltd.	263,000	128,058
	Southeast Cement Co., Ltd.	498,700	150,294
	SPI Electronic Co., Ltd.	167,750	236,398
	Spirox Corp.	235,422	199,053
	Springsoft, Inc.	181,274	248,599
	Standard Chemical & Pharmaceutical Co., Ltd.	206,490	112,795
	Standard Foods Taiwan, Ltd.	457,000	195,834
	Stark Technology, Inc.	251,100	135,270
	Sunonwealth Electric Machine Industry Co., Ltd.	288,481	175,166
	Sunrex Technology Corp.	337,239	352,113
	Systex Corp., Ltd.	874,348	286,443
	T JOIN Transportation Co.	604,000	303,531
	Ta Chen Stainless Pipe Co., Ltd.	338,830	371,278
	Ta Chong Bank, Ltd.	2,147,212	664,678
*	Ta Ya Electric Wire & Cable Co., Ltd.	616,986	262,643
	Ta Yih Industrial Co., Ltd.	119,000	85,645
	Tah Hsin Industrial Corp.	311,000	183,425
	Ta-I Technology Co., Ltd.	193,800	219,291
*	Taichung Commercial Bank	2,459,000	515,480
	Tainan Enterprises Co., Ltd.	108,352	157,575
*	Tainan Spinning Co., Ltd.	1,909,000	709,866
*	Taisun Enterprise Co., Ltd.	408,000	88,368
*	Taita Chemical Co., Ltd.	328,000	88,078
	Taiwan Acceptance Corp.	220,480	136,023
*	Taiwan Business Bank	4,715,205	1,498,455
	Taiwan Fire & Marine Insurance Co., Ltd.	513,602	313,390
*	Taiwan Flourescent Lamp Co., Ltd.	176,000	32,014
	Taiwan Fu Hsing Industrial Co., Ltd.	239,300	221,790
	Taiwan Green Point Enterprises Co., Ltd.	301,988	1,002,056
	Taiwan Hon Chuan Enterprise Co., Ltd.	186,259	148,580
	Taiwan Kai Yih Industrial Co., Ltd.	164,438	102,196
*	Taiwan Kolin Co., Ltd.	1,010,000	291,650
	Taiwan Life Insurance Co., Ltd	625,969	832,889
	Taiwan Line Tek Electronic Co., Ltd.	69,680	37,569
	Taiwan Mask Corp.	388,720	227,398
	Taiwan Navigation Co., Ltd.	489,777	344,532
	Taiwan Paiho Co., Ltd.	299,459	215,113
	Taiwan Polypropylene Co., Ltd.	372,615	325,966
*	Taiwan Pulp & Paper Corp.	506,000	156,190
	Taiwan Sakura Corp.	310,080	71,385
	Taiwan Secom Co., Ltd.	618,332	1,050,219
	Taiwan Sogo Shinkong Security Co., Ltd.	374,232	344,234

34

		Shares	Value††

*	Taiwan Styrene Monomer Corp.	775,680	$341,858
*	Taiwan Tea Corp.	1,241,714	322,491
	Taiyen Biotech Co., Ltd.	387,000	235,005
*	Teapo Electronic Corp.	450,000	108,530
	Teco Electric & Machinery Co., Ltd.	2,204,000	1,022,409
	Tecom, Ltd.	417,114	180,780
	Test-Rite International Co., Ltd.	561,332	300,392
	Tex-Ray Industrial Co., Ltd.	188,000	82,917
	The Ambassador Hotel	358,000	367,012
*	The Chinese Bank	1,694,000	197,549
	The First Insurance Co., Ltd.	341,600	157,262
	Thinking Electronic Industrial Co., Ltd.	169,000	136,054
	Thye Ming Industrial Co., Ltd.	163,000	131,472
	Ton Yi Industrial Corp.	1,917,280	693,300
	Tong Yang Industry Co., Ltd.	543,558	441,117
	Transcend Information, Inc.	413,997	1,063,121
	Tsann Kuen Enterprise Co., Ltd.	276,340	236,781
	TSRC Corp.	654,975	447,235
*	Tung Ho Spinning, Weaving & Dyeing Co., Ltd.	240,000	43,051
	Tung Ho Steel Enterprise Corp.	935,683	855,677
*	Twinhead International Corp.	296,504	37,250
*	TYC Brother Industrial Co., Ltd.	265,036	199,168
*	Tycoons Group Enterprise Co., Ltd.	719,000	130,892
	Tyntek Corp.	263,193	197,186
	Tze Shin International Co., Ltd.	282,000	130,867
*	Ulead Systems, Inc.	79,000	73,284
*	Union Bank of Taiwan	2,503,488	706,141
*	Union Insurance Co., Ltd.	936,147	181,009
	Unitech Electronics Co., Ltd.	300,199	124,266
	Unitech Printed Circuit Board Corp.	401,650	189,018
	United Integration Service Co., Ltd.	296,439	216,329
	Unity Opto Technology Co., Ltd.	176,040	142,049
*	Universal Cement Corp.	621,956	259,020
*	Universal Microelectronics Co., Ltd.	158,000	80,409
	Universal Scientific Industrial Co., Ltd.	903,119	509,151
	Universal, Inc.	123,000	44,715
	UPC Technology Corp.	935,915	416,317
	USI Corp.	936,000	272,510
*	U-TECH Media Corp.	317,000	85,223
*	Ve Wong Corp.	311,000	129,375
*	Visual Photonics Epitacy Co., Ltd.	120,000	191,208
	Walsin Technology Corp., Ltd.	653,682	614,797
	Wan Hwa Enterprise Co., Ltd.	410,830	229,599
	Waterland Financial Holdings	2,734,000	842,517
*	Wei Chih Steel Industrial Co., Ltd.	433,000	83,124
*	Wei Chuan Food Corp.	518,000	301,878
	Weltrend Semiconductor, Inc.	230,529	104,583
	Wintek Corp.	66,403	67,008
	Wistron NeWeb Corp.	140,892	418,449
	WPG Holdings Co., Ltd.	368,841	217,174
	Wus Printed Circuit Co., Ltd.	772,205	286,309
	Ya Hsin Industrial Co., Ltd.	1,032,578	834,000
*	Yageo Corp.	2,828,000	1,227,127
*	Yeung Cyang Industrial Co., Ltd.	203,813	255,531

35

		Shares	Value††

*	Yi Jinn Industrial Co., Ltd.	262,000	$29,423
	Yieh Phui Enterprise Co., Ltd.	1,456,675	654,277
	Yosun Industrial Corp.	295,208	207,471
	Yuen Foong Yu Paper Manufacturing Co., Ltd.	2,134,008	900,363
	Yung Chi Paint & Varnish Manufacturing Co., Ltd.	174,672	302,172
	Yung Shin Pharmaceutical Industrial Co., Ltd.	382,300	327,797
	Yung Tay Engineering Co., Ltd.	677,000	395,253
	Zig Sheng Industrial Co., Ltd.	574,378	136,593
	Zinwell Corp.	249,479	326,746
	Zippy Technology Corp.	188,700	199,646
	Zyxel Communication Corp.	482,657	603,824
TOTAL COMMON STOCKS			112,834,787

RIGHTS/WARRANTS — (0.0%)
*	Pan Jit International, Inc. Rights 01/01/07	22,713	1,510
*	Taiwan Business Bank Rights 12/22/06	876,513	17,617
TOTAL RIGHTS/WARRANTS			19,127

TOTAL — TAIWAN			112,853,914

THAILAND — (3.7%)
COMMON STOCKS — (3.7%)
	A.J. Plast Public Co., Ltd. (Foreign)	619,600	57,308
*	Adkinson Securities Public Co., Ltd. (Foreign)	761,450	163,342
*	Advance Agro Public Co., Ltd. (Foreign)	809,000	850,808
	Aeon Thana Sinsap (Thailand) Public Co., Ltd. (Foreign)	142,500	186,586
#	Amata Corp. Public Co., Ltd. (Foreign)	2,369,800	937,489
	Asia Plus Securities Public Co., Ltd. (Foreign)	5,068,950	595,932
	Asian Property Development Public Co., Ltd. (Foreign)	4,535,100	611,503
	Bangkok Aviation Fuel Services Public Co., Ltd. (Foreign)	559,598	174,606
	Bangkok Expressway Public Co., Ltd. (Foreign)	1,170,400	808,634
	Bangkok First Investment & Trust Public Co., Ltd. (Foreign)	702,200	180,954
	Bangkok Insurance Public Co., Ltd. (Foreign)	84,734	524,055
*	Bangkok Land Public Co., Ltd. (Foreign)	14,748,970	419,110
*	Bangkok Rubber Public Co., Ltd. (Foreign)	14,600	1,009
	Big C Supercenter Public Co., Ltd. (Foreign)	87,000	111,492
	Bumrungrad Hospital Public Co., Ltd. (Foreign)	1,043,800	1,061,393
	Cal-Comp Electronics (Thailand) Public Co., Ltd. (Foreign)	6,854,500	832,584
	Capital Nomura Securities Public Co., Ltd. (Foreign)	46,000	55,105
*	Central Paper Industry Public Co., Ltd. (Foreign)	20	1,170
	Central Plaza Hotel Public Co., Ltd. (Foreign)	592,500	114,720
#	Ch. Karnchang Public Co., Ltd. (Foreign)	2,746,200	849,222
	Charoong Thai Wire & Cable Public Co., Ltd. (Foreign)	672,400	171,402
*	Compass East Industry (Thailand) Public Co., Ltd. (Foreign)	122,000	6,798
	Dynasty Ceramic Public Co., Ltd. (Foreign)	882,400	363,826
	Eastern Water Resources Development & Management Public Co., Ltd. (Foreign)	1,759,400	274,485
	Erawan Group Public Co., Ltd. (Foreign)	3,710,340	461,015
	Fancy Wood Industries Public Co., Ltd. (Foreign)	260,800	16,711
	Finansa Public Co., Ltd. (Foreign)	230,000	89,706
	GFPT Public Co., Ltd. (Foreign)	240,100	86,956
	GMM Grammy Public Co., Ltd. (Foreign)	928,000	213,289
*	Golden Land Property Development Public Co., Ltd. (Foreign)	485,616	96,731

36

		Shares	Value††

	Hana Microelectronics Public Co., Ltd. (Foreign)	1,129,796	$857,694
	Hermraj Land & Development Public Co., Ltd. (Foreign)	10,034,500	299,120
	Home Product Center Public Co., Ltd. (Foreign)	3,003,570	481,140
	ICC International Public Co., Ltd. (Foreign)	204,600	241,536
*	International Engineering Public Co., Ltd. (Foreign)	2,144,500	90,213
*	ITV Public Co., Ltd. (Foreign)	2,785,600	176,937
*	Jasmine International Public Co., Ltd. (Foreign)	22,596,400	308,462
	Kang Yong Electric Public Co., Ltd. (Foreign)	7,200	11,534
*	KCE Electronics Public Co., Ltd. (Foreign)	497,500	56,548
*	Keppel Thai Properties Public Co., Ltd. (Foreign)	8,360	745
*	KGI Securities One Public Co., Ltd. (Foreign)	6,065,846	365,015
	Kiatnakin Finance Public Co., Ltd. (Foreign)	834,300	697,284
#	Kim Eng Securities Thailand Public Co., Ltd. (Foreign)	762,500	509,820
	Krungthai Card Public Co., Ltd. (Foreign)	576,700	457,890
*	Laguna Resorts & Hotels Public Co., Ltd. (Foreign)	32,200	75,353
	Lalin Property Public Co., Ltd. (Foreign)	1,650,500	205,077
	Lanna Resources Public Co., Ltd. (Foreign)	833,500	292,578
*	Loxley Public Co., Ltd. (Foreign)	5,615,220	337,899
	LPN Development Public Co., Ltd. (Foreign)	415,250	65,940
* #	Magnecomp Precision Technology (Foreign)	5,561,898	353,284
#	Major Cineplex Group Public Co., Ltd. (Foreign)	1,640,700	763,329
	MBK Development Public Co., Ltd. (Foreign)	330,900	511,630
*	Media of Medias Public Co., Ltd. (Foreign)	9,100	1,610
	MFC Asset Management Public Co., Ltd. (Foreign)	5,000	2,472
*	Mida Assets Public Co., Ltd. (Foreign)	1,596,100	77,370
*	Millennium Steel Public Co., Ltd. (Foreign)	7,656,100	245,285
	Minor Corp. Public Co., Ltd. (Foreign)	350,180	96,581
	MK Real Estate Development Public Co., Ltd. (Foreign)	1,960,260	155,095
	M-Link Asia Corp. Public Co., Ltd. (Foreign)	747,700	43,327
	Muramoto Electronic (Thailand) Public Co., Ltd. (Foreign)	17,000	90,932
*	Nakornthai Strip Mill Public Co., Ltd. (Foreign)	38,602,000	419,412
*	Nation Multimedia Group Public Co., Ltd. (Foreign)	146,259	36,060
*	Natural Park Public Co., Ltd. (Foreign)	15,005,100	175,572
	Noble Development Public Co., Ltd. (Foreign)	848,600	131,209
*	Pacific Assets Public Co., Ltd. (Foreign)	141,000	27,693
	Padaeng Industry Public Co., Ltd. (Foreign)	73,800	92,520
	Patum Rice Mill & Granary Public Co., Ltd. (Foreign)	5,500	4,003
	Phatra Insurance Public Co., Ltd. (Foreign)	10,000	40,396
*	Picnic Gas & Engineering Public Co., Ltd. (Foreign)	4,305,800	43,184
*	Polyplex PCL (Foreign)	230,000	23,580
	Power Line Engineering Public Co., Ltd. (Foreign)	1,369,100	308,949
*	Pranda Jewelry Public Co., Ltd. (Foreign)	118,000	21,861
*	Property Perfect Public Co., Ltd. (Foreign)	2,485,300	252,027
	Quality Houses Public Co., Ltd. (Foreign)	17,899,800	658,246
	Regional Container Lines Public Co., Ltd. (Foreign)	1,185,300	739,677
*	Robinson Department Store Public Co., Ltd. (Foreign)	1,714,025	539,587
	Rojana Industrial Park Public Co., Ltd. (Foreign)	875,200	343,789
	Saha Pathana Inter-Holding Public Co., Ltd. (Foreign)	350,000	209,639
	Saha-Union Public Co., Ltd. (Foreign)	547,600	389,018
*	Sahaviriya Steel Industries Public Co., Ltd. (Foreign)	16,966,500	567,204
	Samart Corporation Public Co., Ltd. (Foreign)	2,154,900	576,321
	Samart I-Mobile Public Co., Ltd. (Foreign)	774,000	377,351
	Sammakorn Public Co., Ltd. (Foreign)	75,000	6,603
	Sansiri Public Co., Ltd. (Foreign)	2,901,166	324,911

37

		Shares	Value††

	Seamico Securities Public Co., Ltd. (Foreign)	1,759,022	$225,421
	Serm Suk Public Co., Ltd. (Foreign)	10,000	5,600
* #	Shinawatra Satellite Public Co., Ltd. (Foreign)	2,372,000	574,910
	Siam Industrial Credit Public Co., Ltd. (Foreign)	1,398,162	198,652
	Siam Makro Public Co., Ltd. (Foreign)	512,100	1,255,462
#	Sino-Thai Engineering & Construction Public Co., Ltd. (Foreign)	1,910,700	316,720
	Sri Trang Agro Industry Public Co., Ltd. (Foreign)	328,998	132,901
	Srithai Superware Public Co., Ltd. (Foreign)	267,200	71,462
*	STP & I Public Co., Ltd. (Foreign)	138,700	17,234
*	Sun Tech Group Public Co., Ltd. (Foreign)	3,536	2,122
	Supalai Public Co., Ltd. (Foreign)	1,689,733	192,063
	SVI Public Co., Ltd. (Foreign)	244,866	88,000
*	SVOA Public Co., Ltd. (Foreign)	1,007,100	52,747
*	Syntec Construction Public Co., Ltd. (Foreign)	2,620,000	83,209
*	Tanayong Public Co., Ltd. (Foreign)	378,521	7,271
	Thai Carbon Black Public Co., Ltd. (Foreign)	87,900	46,772
	Thai Plastic & Chemicals Public Co., Ltd. (Foreign)	1,857,400	879,671
	Thai Reinsurance Public Co., Ltd. (Foreign)	1,484,700	215,084
	Thai Rung Union Car Public Co., Ltd. (Foreign)	759,600	88,456
	Thai Stanley Electric (Thailand) Public Co., Ltd. (Foreign)	153,600	727,455
	Thai Vegetable Oil Public Co., Ltd. (Foreign)	482,600	117,642
	Thai Wacoal Public Co., Ltd. (Foreign)	78,000	72,252
*	Thai-German Ceramic Industry Public Co., Ltd. (Foreign)	2,229,600	125,471
	Thanachart Capital PCL, Ltd. (Foreign)	1,530,800	733,522
	Thoresen Thai Agencies Public Co., Ltd. (Foreign)	449,600	353,843
	Ticon Industrial Connection Public Co., Ltd. (Foreign)	971,600	549,477
	Tipco Asphalt Public Co., Ltd. (Foreign)	352,190	274,727
	TIPCO Foods (Thailand) Public Co., Ltd. (Foreign)	282,382	65,295
	TISCO Finance Public Co., Ltd. (Foreign)	745,900	550,671
	TPI Polene Public Co., Ltd. (Foreign)	1,191,800	468,154
*	TT&T Public Co., Ltd. (Foreign)	7,453,700	290,714
*	Tuntex (Thailand) Public Co., Ltd. (Foreign)	126,728	6,779
	Tycoons Worldwide Group Public Co., Ltd. (Foreign)	804,700	161,411
*	Union Mosaic Industry Public Co., Ltd. (Foreign)	1,081,900	42,498
	United Palm Oil Industry Public Co., Ltd. (Foreign)	21,000	25,449
*	Univentures PCL (Foreign)	1,801,100	126,446
	Vanachai Group Public Co., Ltd. (Foreign)	2,859,066	422,149
	Vibhavadi Medical Center Public Co., Ltd. (Foreign)	1,247,400	121,630
	Vinythai Public Co., Ltd. (Foreign)	2,273,034	547,757
TOTAL COMMON STOCKS			34,735,552

RIGHTS/WARRANTS — (0.0%)
*	Bangkok Land Public Co., Ltd. (Foreign) Warrants 2006	217,330	0
*	Cal-Comp Electronics (Thailand) Public Co., Ltd. (Foreign) Warrants 04/18/09	1,099,600	28,489
*	Erawan Group Public Co., Ltd. (Foreign) Warrants 12/17/07	671,859	26,204
TOTAL RIGHTS/WARRANTS			54,693

TOTAL — THAILAND			34,790,245

38

		Shares	Value††

TURKEY — (4.0%)
COMMON STOCKS — (4.0%)
	Acibadem Saglik Hizmetleri ve Ticares A.S.	16,054	$176,722
	Adana Cimento Sanayi Ticaret A.S.	745,860	541,067
	Adel Kalemcilik Ticaret Ve Sanayi A.S.	6,000	28,221
	Afyon Cimento Sanayii Ticaret A.S.	155	119,337
*	Ak-Al Tekstil A.S.	3,056	8,996
	Akcansa Cimento Sanayi ve Ticaret A.S.	324,378	1,711,095
*	Akenerji Elektrik Uretim A.S.	80,193	220,144
*	Aksa Akrilik Kimya Sanayii A.S.	192,894	478,767
	Aksigorta A.S.	583,604	2,141,160
*	Aksu Iplik Dokuma ve Boya Apre Fabrikalari A.S.	40,391	59,488
*	Aktas Elektrik Ticaret A.S.	370	38,177
	Alarko Carrier Sanayii ve Ticaret A.S.	14,579	157,131
	Alarko Holding A.S.	290,609	720,361
*	Alcatel Telekomunikasyon Endustri ve Ticaret A.S.	24,197	69,312
	Alkim Alkali Kimya A.S.	37,197	120,008
*	Alkim Kagitt A.S.	25,977	17,314
*	Alternatifbank A.S.	98,944	177,737
*	Altinyildiz mensucat ve Konfeksiyon Fabrikalari A.S.	72,764	150,951
	Anadolu Anonim Turk Sigorta Sirketi A.S.	245,997	391,079
	Anadolu Cam Sanayii A.S.	277,157	950,523
	Anadolu Hayat Sigorta A.S.	207,466	695,339
	Anadolu Isuzu Otomotiv Sanayi ve Ticaret A.S.	21,048	188,118
*	Ayen Enerji A.S.	161,469	239,127
*	Aygaz A.S.	342,010	835,849
	Bagfas Bandirma Gubre Fabrikalari A.S.	5,146	97,922
*	Banvit Bandirma Vitaminli Yem Sanayii Ticaret A.S.	147,698	175,102
	Bati Anabolu Cimento A.S.	110,525	591,259
	Bati Soeke Cimento Sanayi A.S.	66,081	146,716
*	Beko Elektronik A.S.	234,899	304,248
*	Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.	9,930	16,800
	Bolu Cimento Sanayii A.S.	223,471	416,788
	Borusan Mannesmann Boru Sanayi ve Ticaret A.S.	36,993	327,338
*	Bosch Fren Sistemleri Sanayi ve Ticaret A.S.	1,664	188,425
	Bossa Ticaret ve Sanayi Isletmeleri Ticaret A.S.	205,147	274,786
*	Boyner Buyuk Magazacilik A.S.	189,233	260,656
	Brisa Bridgestone Sabanci Lastik San ve Ticaret A.S.	5,857	331,760
	BSH ev Aletleri Sanayi ve Ticaret A.S.	4,500	97,171
	Bursa Cimento Fabrikasi A.S.	115,360	862,090
	Celebi Hava Servisi A.S.	28,354	513,846
*	Cemtas Celik Makina Sanayi ve Ticaret A.S.	47,893	82,910
	Cimsa Cimento Sanayi ve Ticaret A.S.	259,130	1,544,802
*	Demisas Dokum Mamulleri Sanayi A.S.	22,067	19,692
*	Dentas Ambalaj ve Kagit Sanayi A.S.	34,430	57,998
	Deva Holding A.S.	114,830	768,059
*	Dogan Burda Rizzoli Dergi Yacincilik ve Pazarlame A.S.	15,000	34,636
*	Dogan Gazetecilik A.S.	105,300	170,955
	Doktas Dokumculuk Ticaret ve Sanayi A.S.	84,607	261,112
*	Dyo Boya Fabrikalari Sanayi ve Ticaret A.S.	143,194	78,548
*	Eczacibasi Ilac Sanayi ve Ticaret A.S.	294,407	982,000
*	Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S.	116,012	257,418
*	Edip Iplik Sanayi ve Ticaret A.S.	13,000	42,274
*	Ege Endustri Ve Ticaret A.S.	3,837	39,629
*	Ege Plstik Ticaret ve Sanayi A.S.	14,342	7,582
*	EGE Seramik Sanayi ve Ticaret A.S.	69,443	166,271
	Federal - Mogul Izmit Piston ve Pim Uretim Tesisleri A.S.	229	173,286

39

		Shares	Value††

*	Fortis Bank A.S.	454,700	$1,416,064
*	Gentas Clenel Metal Sanayi ve Ticaret A.S.	77,244	86,755
*	Global Yatirim Holding A.S.	148,423	136,413
*	Goldas Kuyumculuk Sanayi A.S.	88,799	63,304
	Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.	7,128	300,267
*	Goodyear Lastikleri T.A.S.	14,659	223,120
*	GSD Holding A.S.	233,545	199,387
*	Gubre Fabrikalari Ticaret A.S.	8,436	20,283
	Gunes Sigorta A.S.	89,830	158,956
*	Hektas Ticaret T.A.S.	87,282	59,999
	Hurriyet Gazetecilik ve Matbaacilik A.S.	184,673	508,540
*	Ihlas Holding A.S.	1,237,042	415,193
*	Isiklar Ambalaj A.S.	105,398	70,699
*	Izmir Demir Celik Sanayii A.S.	57,269	246,890
	Izocam Ticaret Ve Sanayi A.S.	8,080	90,953
*	Kardemir Karabuk Demir Sanayi ve Ticaret A.S.	220,979	159,224
*	Karsu Tekstil Sanayii ve Ticaret A.S.	17,040	11,832
	Karton Sanayi ve Ticaret A.S.	1,698	182,890
*	Kav Danismanlik Pazarlama ve Ticaret A.S.	15,564	26,717
*	Kerevitas Gida Sanayii ve Ticaret A.S.	2,532	13,475
*	Klimasan Klima Sanayi ve Ticaret A.S.	6,457	37,623
	Konya Cimento Sanayii A.S.	5,645	285,979
	Kordsa Endustriyel Iplik Kord Bezi Sanayi ve Ticaret A.S.	146,305	377,469
*	Kutahya Porselen Sanayii A.S.	4,782	81,992
	Mardin Cimento Sanayii ve Ticaret A.S.	134,641	679,048
*	Marmari Marti Otel Isletmeleri A.S.	81,975	87,246
	Marshall Boya ve Vernik Sanayii A.S.	6,470	108,770
*	Medya Holdings A.S.	15,849	0
*	Menderes Tekstil Sanayi ve Ticaret A.S.	333,910	126,014
*	Merko Gida Sanayi ve Ticaret A.S.	10,580	5,672
*	Migros Turk A.S.	138,559	1,444,843
*	Milpa Ticari ve Sinai Urunler Pazarlama Sanayi ve Ticaret A.S.	47,670	73,361
*	Mudurnu Tavukculuk A.S.	1,740	539
	Multu Aku ve Malzemeleri Sanayi A.S.	76,677	74,548
*	Nergis Holding A.S.	1,784	4,541
*	Net Holding A.S.	355,412	151,130
*	Net Turizm Ticaret ve Sanayi A.S.	65,395	56,623
	Nortel Networks Netas Telekomuenikasyon A.S.	8,756	191,904
	Olmuksa International Paper Sabanci Ambalaj Sanayi ve Ticaret A.S.	20,976	56,234
	Otobus Karoseri Sanayi A.S.	44,321	524,138
*	Parsan Makina Parcalari Sanayii A.S.	80,706	110,850
*	Pimas Plastik Insaat Malzemeleri A.S.	17,000	36,700
	Pinar Entegre et ve Un Sanayii A.S.	79,952	145,652
	Pinar Sut Mamulleri Sanayii A.S.	35,215	108,577
*	Raks Elektronik Sanayi ve Ticaret A.S.	2,730	1,484
*	Sanko Pazarlama Ithalat Ihracat A.S.	48,903	110,100
	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.	109,462	331,786
*	Sasa Dupont Sabanci Polyester Sanayi A.S.	373,182	215,029
*	Sonmez Filament Sentetik Iplik ve Elyaf Sanayi A.S.	6,570	5,966
*	Tat Konserve Sanayii A.S.	93,513	163,568
*	Tekstil Bankasi A.S.	359,314	416,073
	Tire Kutsan Oluklu Mukavva Kutu ve Kagit Sanayii A.S.	39,939	75,045
	Tofas Turk Otomobil Fabrikasi A.S.	325,649	1,117,541

40

		Shares	Value††

	Trakya Cam Sanayii A.S.	390,577	$953,226
	Turk Demir Dokum Fabrikalari A.S.	60,749	438,207
	Turk Ekonomi Bankasi A.S.	57,732	640,394
*	Turk Prysmian Kablo ve Sistemleri A.S.	46,921	124,028
*	Turk Sise ve Cam Fabrikalari A.S.	393,110	1,414,510
	Ulker Gida Sanayi ve Ticaret A.S.	274,684	716,582
	USAS Ucak Servisi A.S.	71,628	229,288
*	Uzel Makina Sanayii A.S.	156,941	363,658
*	Vakif Finansal Kiralama A.S.	8,288	11,226
*	Vestel Elektronik Sanayi ve Ticaret A.S.	302,726	759,785
*	Yapi Kredi Finansal Kiralama A.S.	93,554	231,138
*	Yapi Kredi Sigorta A.S.	95,813	365,382
*	Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S.	18,134	25,396
	Yunsa Yunlu Sanayi ve Ticaret A.S.	10,027	15,445
*	Zorlu Enerji Elektrik Uretim A.S.	107,376	306,069

TOTAL — TURKEY			37,719,442

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (4.9%)
@ Repurchase Agreement, Countrywide Securities 5.31%, 12/01/06 (Collateralized by $40,137,928 FHLMC 6.000%, 06/15/32 & 6.2529%(r), 09/01/36 & FNMA 6.000%, 10/01/26, valued at $41,304,738) to be repurchased at $40,500,741	$40,495	40,494,768
@ Repurchase Agreement, Merrill Lynch 5.31%, 12/01/06 (Collateralized by $8,640,000 FNMA 5.500%, 11/01/34, valued at $5,827,210) to be repurchased at $5,712,318	5,711	5,711,476
TOTAL TEMPORARY CASH INVESTMENTS		46,206,244

TOTAL INVESTMENTS - (100.0%)
(Cost $674,183,684)		$949,327,177

See accompanying Notes to Financial Statements.

41

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (87.7%)
Consumer Discretionary — (15.3%)
*	4Kids Entertainment, Inc.	11,500	$206,195
*	99 Cents Only Stores	38,200	422,110
* #	A.C. Moore Arts & Crafts, Inc.	20,000	426,200
*	Acme Communications, Inc.	15,700	82,896
*	Advanced Marketing Services, Inc.	1,000	2,900
*	Aftermarket Technology Corp.	7,800	151,476
*	All American Semiconductor, Inc.	1,100	3,509
*	Alloy, Inc.	10,750	129,967
	Ambassadors International, Inc.	3,900	157,755
#	American Axle & Manufacturing Holdings, Inc.	72,930	1,334,619
#	American Greetings Corp. Class A	81,200	1,933,372
* #	America’s Car-Mart, Inc.	2,700	30,537
*	AnnTaylor Stores Corp.	39,375	1,358,437
*	Applica, Inc.	4,600	25,944
#	ArvinMeritor, Inc.	108,900	1,885,059
	Asbury Automotive Group, Inc.	50,300	1,184,062
*	Ashworth, Inc.	6,800	47,600
*	Audiovox Corp. Class A	18,600	257,610
*	AutoNation, Inc.	305,400	6,294,294
* #	Avatar Holdings, Inc.	1,700	121,312
*	Aztar Corp.	30,900	1,666,437
*	Ballantyne of Omaha, Inc.	3,000	13,770
* #	Bally Total Fitness Holding Corp.	5,800	13,688
#	Bandag, Inc.	13,100	578,758
	Bandag, Inc. Class A	1,900	70,870
	Barnes & Noble, Inc.	29,000	1,160,580
	Bassett Furniture Industries, Inc.	5,279	93,438
	Beasley Broadcast Group, Inc.	4,450	31,639
#	Beazer Homes USA, Inc.	34,403	1,570,841
	Belo Corp. Class A	104,500	1,901,900
* #	Big Lots, Inc.	74,600	1,664,326
	Blair Corp.	2,752	84,074
#	Blockbuster, Inc. Class A	91,100	479,186
*	Blockbuster, Inc. Class B	39,300	192,570
*	Bluegreen Corp.	21,700	295,337
	Bob Evans Farms, Inc.	56,700	1,926,099
*	Bombay Co., Inc.	11,800	16,520
#	Bon-Ton Stores, Inc.	14,349	536,509
	Books-A-Million, Inc.	14,400	302,112
#	Borders Group, Inc.	80,500	1,843,450
	BorgWarner, Inc.	77,400	4,473,720
#	Boyd Gaming Corp.	42,300	1,791,405
	Brown Shoe Company, Inc.	26,050	1,235,812
	Brunswick Corp.	53,400	1,728,558

1

		Shares	Value†
*	Buca, Inc.	19,900	$89,550
	Building Materials Holding Corp.	17,800	438,592
* #	Cabela’s, Inc.	10,000	242,200
*	California Coastal Communities, Inc.	5,600	115,864
#	Callaway Golf Co.	104,400	1,541,988
*	CarMax, Inc.	1,829	84,390
#	Carmike Cinemas, Inc.	8,800	173,448
* #	Carriage Services, Inc.	14,897	76,571
*	Casual Male Retail Group, Inc.	6,369	89,484
	Cato Corp. Class A	600	14,244
*	Cavalier Homes, Inc.	5,800	18,850
*	Cavco Industries, Inc.	5,750	204,125
	CBRL Group, Inc.	27,600	1,183,764
	CBS Corp. Class A	1,350	40,135
	CBS Corp. Class B	665,821	19,808,175
	Centex Corp.	121,900	6,745,946
*	Champps Entertainment, Inc.	8,300	53,950
*	Charlotte Russe Holding, Inc.	4,500	135,765
*	Charming Shoppes, Inc.	59,000	798,270
*	Chromcraft Revington, Inc.	100	823
	Circuit City Stores, Inc.	169,700	4,235,712
	Citadel Broadcasting Co.	69,300	659,043
	Clear Channel Communications, Inc.	380,300	13,371,348
#	Coachmen Industries, Inc.	9,300	101,928
	Coast Distribution System, Inc.	400	3,184
	Cobra Electronics Corp.	1,200	12,276
	Collectors Universe, Inc.	6,400	84,224
*	Comcast Corp. Class A	883,250	35,736,295
*	Comcast Corp. Special Class A Non-Voting	568,743	22,908,968
*	Comstock Homebuilding Companies, Inc.	1,550	7,889
*	Concord Camera Corp.	112	505
#	Cooper Tire & Rubber Co.	34,700	459,081
* #	Cost Plus, Inc.	4,000	43,080
*	Cox Radio, Inc.	34,800	553,320
* #	Crown Media Holdings, Inc.	4,277	13,815
	CSS Industries, Inc.	15,950	492,217
*	Culp, Inc.	11,380	56,103
* #	Cumulus Media, Inc. Class A	22,400	227,360
	Cutter & Buck, Inc.	13,160	132,653
*	Deckers Outdoor Corp.	1,800	100,440
*	dELiA*s, Inc.	2,828	26,216
	Delta Apparel, Inc.	879	15,681
*	Diedrich Coffee, Inc.	491	1,709
#	Dillards, Inc. Class A	125,500	4,464,035
*	Discovery Holding Co. Class A	80,960	1,241,926
	Disney (Walt) Co.	666,400	22,024,520
*	Dixie Group, Inc.	11,100	154,401
* #	Dominion Homes, Inc.	1,100	6,413
*	Dorman Products, Inc.	3,150	32,524
	Dover Motorsports, Inc.	21,800	115,322
*	Drew Industries, Inc.	1,200	33,288
*	drugstore.com, Inc.	22,004	74,153
*	Duckwall-ALCO Stores, Inc.	700	27,867
* #	Dura Automotive Systems, Inc.	1,000	400
#	Eastman Kodak Co.	19,800	515,196

2

		Shares	Value†
*	Emerson Radio Corp.	15,600	$50,388
	Emmis Communications Corp. Class A	9,700	81,965
#	Entercom Communications Corp.	47,700	1,285,515
*	Entravision Communications Corp.	45,000	322,200
* #	Escala Group, Inc.	3,900	18,681
*	Expedia, Inc.	109,511	1,989,815
*	Fairchild Corp. Class A	5,600	12,880
*	Famous Dave’s of America, Inc.	200	3,234
	Federated Department Stores, Inc.	756,004	31,820,208
	Finish Line, Inc. Class A	22,700	316,438
*	Finlay Enterprises, Inc.	600	4,848
	Flanigan’s Enterprises, Inc.	200	2,294
*	Fleetwood Enterprises, Inc.	6,100	46,787
	Foot Locker, Inc.	183,800	4,209,020
	Ford Motor Co.	1,443,340	11,734,354
#	Fortune Brands, Inc.	1,600	129,440
*	Franklin Covey Co.	900	5,265
#	Fred’s, Inc.	66,100	779,319
*	Fuel Systems Solutions, Inc.	3,622	68,818
#	Furniture Brands International, Inc.	61,900	1,065,918
*	GameStop Corp. Class B	6,493	356,206
*	GameTech International, Inc.	2,500	26,775
* #	Gander Mountain Co.	8,700	69,513
	Gannett Co., Inc.	102,400	6,094,848
* #	Gaylord Entertainment Co.	35,582	1,739,960
#	General Motors Corp.	849,400	24,827,962
*	Gentek, Inc.	500	16,415
	Genuine Parts Co.	3,800	178,182
*	G-III Apparel Group, Ltd.	2,050	31,037
*	Gottschalks, Inc.	7,200	80,712
*	Great Wolf Resorts, Inc.	1,800	23,220
	Group 1 Automotive, Inc.	21,300	1,086,087
* #	Gymboree Corp.	9,000	358,200
#	Hancock Fabrics, Inc.	5,662	18,062
#	Handleman Co.	25,500	201,195
#	Harrah’s Entertainment, Inc.	266,873	21,002,905
*	Harris Interactive, Inc.	48,600	232,794
*	Hartmarx Corp.	2,000	13,160
	Hasbro, Inc.	226,000	6,045,500
*	Hastings Entertainment, Inc.	1,572	11,397
	Haverty Furniture Co., Inc.	31,500	439,110
*	Hawk Corp.	600	7,176
*	Hayes Lemmerz International, Inc.	10,300	24,205
	Hearst-Argyle Television, Inc.	82,400	2,079,776
	Hilton Hotels Corp.	42,400	1,391,992
	Horton (D.R.), Inc.	213,740	5,694,034
*	Hovnanian Enterprises, Inc. Class A	9,900	351,549
* #	IAC/InterActiveCorp	186,737	6,814,033
*	Idearc, Inc.	97,420	2,682,947
	IHOP Corp.	8,900	468,229
	ILX Resorts, Inc.	900	8,730
*	Image Entertainment, Inc.	2,500	8,750
* #	Infosonics Corp.	600	2,412
*	Interface, Inc. Class A	4,787	71,135
	International Speedway Corp. Class A	800	41,464

3

		Shares	Value†
*	Interstate Hotels & Resorts, Inc.	12,000	$93,480
	J. Alexander’s Corp.	3,900	33,930
*	Jack in the Box, Inc.	1,300	79,937
*	Jakks Pacific, Inc.	8,300	181,355
* #	Jarden Corp.	20,350	752,543
*	Jo-Ann Stores, Inc.	28,900	570,197
*	Johnson Outdoors, Inc.	7,200	131,040
	Jones Apparel Group, Inc.	151,400	5,087,040
* #	Jos. A. Bank Clothiers, Inc.	1,202	36,048
	Journal Communications, Inc. Class A	500	5,920
*	K2, Inc.	15,624	211,236
#	KB Home	1,600	82,704
#	Kellwood Co.	51,100	1,596,875
*	Keystone Automotive Industries, Inc.	4,700	168,589
	Kimball International, Inc. Class B	35,282	846,415
*	Kirkland’s, Inc.	7,997	36,866
*	LaCrosse Footwear, Inc.	95	1,217
*	Lakeland Industries, Inc.	440	6,138
*	Lakes Entertainment, Inc.	9,900	94,050
	Landry’s Restaurants, Inc.	25,100	709,075
*	Laureate Education, Inc.	8,168	424,491
*	Lazare Kaplan International, Inc.	5,200	43,940
#	La-Z-Boy, Inc.	54,900	646,722
#	Lear Corp.	83,900	2,596,705
	Leggett & Platt, Inc.	1,500	35,670
	Lennar Corp. Class A	34,400	1,806,000
	Lennar Corp. Class B	1,840	89,792
*	Lenox Group, Inc.	3,200	19,520
#	Levitt Corp. Class A	100	1,246
#	Libbey, Inc.	12,800	149,376
*	Liberty Global, Inc. Class A	32,020	863,579
*	Liberty Global, Inc. Series C	182,169	4,765,541
*	Liberty Media Holding Corp. Capital Class A	117,219	10,305,894
*	Liberty Media Holding Corp. Interactive Class A	344,749	7,846,487
	Limited Brands, Inc.	18,700	592,603
*	Lin TV Corp.	12,300	111,315
	Lithia Motors, Inc. Class A	14,900	385,314
*	Live Nation, Inc.	31,462	674,545
*	Lodgian, Inc.	25,900	371,665
	Lone Star Steakhouse & Saloon, Inc.	41,400	1,140,156
*	Luby’s, Inc.	3,300	36,300
#	M/I Homes, Inc.	12,400	462,272
*	Mace Security International, Inc.	7,531	18,150
*	MarineMax, Inc.	9,600	257,856
	McRae Industries, Inc. Class A	1,661	20,181
#	MDC Holdings, Inc.	56,064	3,202,936
*	Meade Instruments Corp.	10,614	21,971
	Media General, Inc. Class A	20,900	772,255
* #	MGM Mirage	99,400	5,344,738
	Modine Manufacturing Co.	39,900	981,540
* #	Mohawk Industries, Inc.	35,300	2,733,279
	Monaco Coach Corp.	32,100	414,411
	Monro Muffler Brake, Inc.	600	22,380
* #	Mothers Work, Inc.	300	12,306
	Movado Group, Inc.	28,400	710,284

4

		Shares	Value†
* #	Multimedia Games, Inc.	24,700	$231,192
*	National RV Holdings, Inc.	6,800	23,120
	News Corp. Class A	1,192,624	24,568,054
*	Nobel Learning Communities, Inc.	400	4,176
*	Office Depot, Inc.	1,237	46,833
	OfficeMax, Inc.	104,000	4,895,280
*	Opinion Research Corp.	5,200	62,140
#	Orleans Homebuilders, Inc.	13,600	194,616
*	O’Charleys, Inc.	26,108	524,771
	Oxford Industries, Inc.	15,100	767,382
* #	Palm Harbor Homes, Inc.	16,736	229,618
*	Payless ShoeSource, Inc.	23,300	726,727
*	PC Mall, Inc.	8,700	81,954
*	Pegasus Communications Corp.	2,500	5,937
	Penney (J.C.) Co., Inc.	235,200	18,190,368
*	Perry Ellis International, Inc.	2,500	94,875
	PETsMART, Inc.	77,200	2,283,576
#	Phillips-Van Heusen Corp.	24,500	1,208,585
*	Phoenix Footwear Group, Inc.	9,600	40,128
	Pier 1 Imports, Inc.	60,300	400,995
*	Pinnacle Entertainment, Inc.	10,900	354,359
*	Point.360	700	1,197
*	Pomeroy IT Solutions, Inc.	10,322	76,383
*	Proliance International, Inc.	8,943	33,357
*	ProQuest Co.	7,400	102,490
#	Pulte Homes, Inc.	309,744	10,450,763
* #	Quantum Fuel Systems Technologies Worldwide, Inc.	23,700	41,712
*	Radio One, Inc. Class D	5,800	37,642
*	RC2 Corp.	20,200	865,974
*	RCN Corp.	33,000	991,980
*	Red Lion Hotels Corp.	4,500	55,350
*	Regent Communications, Inc.	21,895	68,312
*	Restoration Hardware, Inc.	1,700	14,518
*	Retail Ventures, Inc.	3,200	60,896
*	Rex Stores Corp.	4,050	68,040
*	Riviera Holdings Corp.	900	20,295
*	Rockford Corp.	3,900	6,630
*	Rocky Brands, Inc.	2,600	36,686
*	Rubio’s Restaurants, Inc.	252	2,490
	Russ Berrie & Co., Inc.	15,700	251,985
#	Ryland Group, Inc.	21,700	1,144,675
*	Saga Communications, Inc. Class A	3,700	33,041
	Saks, Inc.	136,450	2,799,954
* #	Salton, Inc.	9,600	26,976
	Sauer-Danfoss, Inc.	6,000	185,700
* #	Scholastic Corp.	38,300	1,276,156
*	Sears Holdings Corp.	879	150,678
	Service Corp. International	441,800	4,360,566
* #	Sharper Image Corp.	13,800	133,722
#	Sherwin-Williams Co.	2,700	168,885
*	Shiloh Industries, Inc.	13,200	219,912
*	Shoe Carnival, Inc.	5,400	145,584
*	Silverleaf Resorts, Inc.	9,600	38,784
	Sinclair Broadcast Group, Inc. Class A	69,500	691,525
* #	Six Flags, Inc.	36,300	196,383

5

		Shares	Value†
*	Skechers U.S.A., Inc. Class A	4,800	$141,600
	Skyline Corp.	12,700	532,003
*	Smith & Wollensky Restaurant Group, Inc.	6,200	30,504
	Snap-On, Inc.	41,800	1,985,500
#	Sonic Automotive, Inc.	45,500	1,298,570
* #	Source Interlink Companies, Inc.	59,400	529,848
*	Spanish Broadcasting System, Inc.	28,000	118,440
	Speedway Motorsports, Inc.	35,700	1,353,030
*	Sport Chalet, Inc. Class A	9,575	91,441
	Stage Stores, Inc.	39,800	1,314,992
*	Stamps.com, Inc.	1,853	28,925
	Standard Motor Products, Inc.	23,500	323,830
	Standard Pacific Corp.	43,400	1,113,644
*	Starwood Hotels & Resorts Worldwide, Inc.	103,300	6,628,761
*	Steinway Musical Instruments, Inc.	3,800	110,960
	Steven Madden, Ltd.	1,101	40,484
	Stewart Enterprises, Inc.	25,202	161,293
*	Stoneridge, Inc.	13,750	99,550
	Stride Rite Corp.	57,289	895,427
	Sturm Ruger & Co., Inc.	6,800	70,992
*	Sunterra Corp.	6,400	66,560
#	Superior Industries International, Inc.	45,100	889,823
	Superior Uniform Group, Inc.	5,000	66,250
*	Syms Corp.	6,000	110,220
* #	Syntax-Brillian Corp.	1,375	11,509
* #	Systemax, Inc.	29,000	391,790
	Tandy Brand Accessories, Inc.	8,600	102,598
#	Technical Olympic USA, Inc.	5,000	46,600
*	The Dress Barn, Inc.	24,400	590,968
	The Marcus Corp.	18,400	468,280
	The McClatchey Co.	255	10,626
#	The Men’s Wearhouse, Inc.	6,500	248,950
	The Pep Boys - Manny, Moe & Jack	81,600	1,101,600
*	The Steak n Shake Co.	4,800	82,656
	Time Warner, Inc.	5,044,700	101,600,258
*	Toll Brothers, Inc.	80,800	2,601,760
	Traffix, Inc.	18,100	95,206
*	Trans World Entertainment Corp.	39,700	269,166
#	Tribune Co.	356,212	11,327,542
*	Triple Crown Media, Inc.	4,910	33,879
* #	Trump Entertainment Resorts, Inc.	1,800	38,376
*	TRW Automotive Holdings Corp.	67,600	1,679,184
* #	Tweeter Home Entertainment Group, Inc.	2,200	5,566
*	Unifi, Inc.	975	2,116
	Unifirst Corp.	16,500	684,750
	United Auto Group, Inc.	155,600	3,651,932
*	United Retail Group, Inc.	1,300	18,954
* #	Univision Communications, Inc. Class A	137,430	4,891,134
*	Vail Resorts, Inc.	10,900	479,818
*	ValueVision Media, Inc. Class A	300	3,966
*	Viacom, Inc. Class A	1,250	47,000
*	Viacom, Inc. Class B	63,523	2,382,748
*	Warnaco Group, Inc.	27,200	705,024
* #	WCI Communities, Inc.	13,100	243,398
*	West Marine, Inc.	24,200	418,660

6

		Shares	Value†
*	Wilsons The Leather Experts, Inc.	19,100	$43,548
* #	WMS Industries, Inc.	4,400	153,032
*	Wyndham Worldwide Corp.	111,616	3,542,692
*	Zale Corp.	24,400	750,788
Total Consumer Discretionary			610,992,461

Consumer Staples — (3.7%)
*	Alliance One International, Inc.	33,900	219,672
#	American Italian Pasta Co.	23,600	198,948
	Archer-Daniels-Midland Co.	726,165	25,488,391
*	Bridgford Foods Corp.	100	663
	Cal-Maine Foods, Inc.	27,317	226,185
#	Casey’s General Stores, Inc.	38,160	949,802
* #	Central Garden & Pet Co.	15,700	819,540
#	Chiquita Brands International, Inc.	4,800	68,640
	Coca-Cola Enterprises, Inc.	628,200	12,846,690
* #	Constellation Brands, Inc. Class A	37,000	1,035,260
	Corn Products International, Inc.	96,700	3,512,144
*	Dean Foods Co.	30,900	1,323,138
	Del Monte Foods Co.	303,800	3,429,902
	Farmer Brothers Co.	5,000	105,050
	Flowers Foods, Inc.	58,725	1,564,434
#	Great Atlantic & Pacific Tea Co., Inc.	25,800	678,540
*	Griffin Land & Nurseries, Inc. Class A	400	12,404
*	Hain Celestial Group, Inc.	36,600	1,099,464
* #	Hines Horticulture, Inc.	1,800	2,430
#	Imperial Sugar Co. (New)	2,000	46,080
	Ingles Market, Inc. Class A	14,401	428,718
	J & J Snack Foods Corp.	1,400	53,592
	J. M. Smucker Co.	91,882	4,417,687
#	Kraft Foods, Inc.	745,340	26,124,167
#	Lance, Inc.	14,000	267,680
	Longs Drug Stores Corp.	28,900	1,187,501
#	MGP Ingredients, Inc.	16,200	353,322
#	Molson Coors Brewing Co.	90,900	6,461,172
*	Monterey Pasta Co.	11,700	50,076
	Nash Finch Co.	16,800	444,360
*	Natrol, Inc.	900	1,872
*	Natural Alternatives International, Inc.	200	1,726
*	Omega Protein Corp.	17,000	122,230
*	Pathmark Stores, Inc.	620	7,000
	PepsiAmericas, Inc.	205,200	4,276,368
* #	Performance Food Group Co.	32,600	882,156
	Pilgrim’s Pride Corp.	106,100	2,707,672
	Premium Standard Farms, Inc.	1,200	22,788
*	Prestige Brands Holdings, Inc.	300	3,594
*	PriceSmart, Inc.	31,250	538,437
*	Pyramid Breweries, Inc.	8,925	29,452
	Ralcorp Holdings, Inc.	800	40,520
* #	Redhook Ale Brewery, Inc.	7,800	39,000
	Reynolds American, Inc.	269,200	17,293,408
	Ruddick Corp.	41,100	1,145,868
* #	San Filippo (John B.) & Son, Inc.	6,700	73,298
#	Sanderson Farms, Inc.	32,700	904,155
	Seaboard Corp.	1,100	1,845,800

7

		Shares	Value†
*	Smart & Final Food, Inc.	15,300	$276,318
*	Smithfield Foods, Inc.	111,700	2,946,646
	Spartan Stores, Inc.	6,800	143,004
	Supervalu, Inc.	267,501	9,164,584
	Tasty Baking Co.	4,500	41,580
	The Topps Co., Inc.	60,400	530,312
*	TreeHouse Foods, Inc.	11,800	378,780
	Tyson Foods, Inc. Class A	382,930	6,084,758
	Universal Corp.	39,000	1,816,230
	Weis Markets, Inc.	29,000	1,172,180
* #	Wild Oats Markets, Inc.	1,000	15,140
*	Zapata Corp.	1,164	7,007
Total Consumer Staples			145,927,535

Energy — (10.5%)
	Adams Resources & Energy, Inc.	1,200	36,300
	Anadarko Petroleum Corp.	705,168	34,807,092
	Apache Corp.	452,046	31,611,577
	Arch Coal, Inc.	2	72
*	Brigham Exploration Co.	5,200	44,772
* #	Bristow Group, Inc.	21,600	768,312
	Cabot Oil & Gas Corp.	25,650	1,593,634
*	Callon Petroleum Co.	21,500	346,795
*	Carrizo Oil & Gas, Inc.	100	3,330
#	Chesapeake Energy Corp.	571,200	19,437,936
	Cimarex Energy Co.	71,500	2,689,115
*	Clayton Williams Energy, Inc.	5,600	221,144
*	Comstock Resources, Inc.	29,200	891,184
	ConocoPhillips	2,117,345	142,497,318
*	Dawson Geophysical Co.	400	14,516
* #	Delta Petroleum Corp.	8,728	263,760
	Devon Energy Corp.	214,500	15,737,865
#	Diamond Offshore Drilling, Inc.	77,100	5,984,502
* #	Dril-Quip, Inc.	1,700	71,961
*	Edge Petroleum Corp.	4,300	85,355
* #	Energy Partners, Ltd.	9,800	238,140
#	ENSCO International, Inc.	85,046	4,410,486
#	EOG Resources, Inc.	107,900	7,610,187
*	Forest Oil Corp.	62,050	2,205,257
*	Giant Industries, Inc.	3,600	277,524
* #	Grey Wolf, Inc.	5,400	38,232
	Gulf Island Fabrication, Inc.	3,100	116,653
*	Gulfmark Offshore, Inc.	15,200	612,104
* #	Hanover Compressor Co.	67,383	1,330,814
*	Harvest Natural Resources, Inc.	42,900	439,725
	Helmerich & Payne, Inc.	80,600	2,141,542
#	Hess Corp.	337,200	16,951,044
* #	Hornbeck Offshore Services, Inc.	6,100	230,214
* #	Houston Exploration Co.	14,200	796,904
* #	Input/Output, Inc.	24,000	260,400
*	Key Energy Group, Inc.	46,100	709,940
*	Lone Star Technologies, Inc.	5,800	304,268
	Marathon Oil Corp.	306,495	28,926,998
*	Mariner Energy, Inc.	59,200	1,240,240
#	Massey Energy Co.	33,400	919,168

8

		Shares	Value†
*	Matrix Service Co.	4,000	$63,920
*	Meridian Resource Corp.	22,900	81,295
*	NATCO Group, Inc. Class A	2,600	89,622
*	National-Oilwell, Inc.	3,579	238,039
*	Natural Gas Services Group	1,000	15,670
* #	Newfield Exploration Co.	63,880	3,179,308
*	Newpark Resources, Inc.	17,300	106,395
	Noble Energy, Inc.	193,900	10,373,650
	Occidental Petroleum Corp.	81,552	4,105,328
*	Oil States International, Inc.	17,600	612,656
#	Overseas Shipholding Group, Inc.	64,900	3,735,644
*	Parker Drilling Co.	5,700	54,891
	Peabody Energy Corp.	54,700	2,516,747
	Penn Virginia Corp.	2,400	180,936
*	Petrohawk Energy Corp.	21,962	284,847
*	Petroleum Development Corp.	1,600	67,568
*	PHI, Inc. Non-Voting	7,400	250,564
*	Pioneer Drilling Co.	15,300	221,544
	Pioneer Natural Resources Co.	177,300	7,721,415
*	Plains Exploration & Production Co.	20,710	975,027
	Pogo Producing Co.	86,700	4,588,164
*	Pride International, Inc.	59,900	1,934,171
#	Range Resources Corp.	28,650	890,728
#	Rowan Companies, Inc.	66,200	2,384,524
*	SEACOR Holdings, Inc.	25,108	2,364,420
*	Southwestern Energy Co.	1,400	58,982
*	Stone Energy Corp.	14,400	561,888
	Sunoco, Inc.	57,800	3,939,648
*	Swift Energy Corp.	27,800	1,420,858
#	Tesoro Petroleum Corp.	30,900	2,176,905
#	Tidewater, Inc.	87,700	4,852,441
*	Trico Marine Services, Inc.	15,600	567,060
*	Unit Corp.	18,800	959,364
*	Universal Compression Holdings, Inc.	29,500	1,857,025
	USEC, Inc.	102,900	1,282,134
	Valero Energy Corp.	432,200	23,801,254
*	Veritas DGC, Inc.	2,200	171,974
* #	Whiting Petroleum Corp.	32,566	1,563,168
Total Energy			417,116,154

Financials — (27.1%)
	1st Independence Financial Group, Inc.	100	1,700
	1st Source Corp.	31,017	969,902
	21st Century Insurance Group	126,200	2,156,758
	A.G. Edwards, Inc.	48,600	2,811,510
* #	Accredited Home Lenders Holding Co.	14,600	432,598
	Advanta Corp. Class A	13,300	554,477
	Advanta Corp. Class B Non-Voting	17,700	807,474
	Affirmative Insurance Holdings, Inc.	500	8,055
#	Alfa Corp.	37,157	720,103
*	Allegheny Corp.	4,406	1,509,496
	Allstate Corp.	626,000	39,738,480
	AMBAC Financial Group, Inc.	155,500	13,317,020
	American Bancorp of New Jersey, Inc.	5,200	63,440
#	American Capital Strategies, Ltd.	104,204	4,718,357

9

		Shares	Value†
#	American Equity Investment Life Holding Co.	58,600	$761,800
	American Financial Group, Inc.	126,600	6,609,786
*	American Independence Corp.	866	9,110
	American National Insurance Co.	24,100	2,751,497
*	American Physicians Capital, Inc.	4,950	197,604
	American West Bancorporation	8,900	194,643
* #	AmeriCredit Corp.	97,000	2,274,650
*	AmeriServe Financial, Inc.	16,855	83,264
	AON Corp.	273,300	9,751,344
*	Argonaut Group, Inc.	31,050	1,051,974
#	Associated Banc-Corp	1,004	33,373
	Assurant, Inc.	172,200	9,464,112
	Astoria Financial Corp.	6,500	194,350
	Baldwin & Lyons, Inc. Class B	3,900	104,325
*	Bancinsurance Corp.	1,800	10,890
*	Bancshares of Florida, Inc.	2,200	45,936
	Bank of America Corp.	28,000	1,507,800
	Bank of Granite Corp.	375	6,994
	Bank of Hawaii Corp.	60,300	3,113,289
	BankAtlantic Bancorp, Inc. Class A	79,200	1,035,144
	BankUnited Financial Corp. Class A	56,000	1,428,000
	Banner Corp.	10,066	459,614
	BB&T Corp.	437	18,795
	Bear Stearns Companies, Inc.	117,722	17,950,251
	Berkley (W.R.) Corp.	53,155	1,864,146
	Berkshire Hills Bancorp, Inc.	14,700	495,831
	Beverly Hills Bancorp, Inc.	27,600	239,568
*	BFC Financial Corp.	4,800	31,920
*	BNCCORP, Inc.	494	6,422
#	Boston Private Financial Holdings, Inc.	26,400	716,760
#	Brookline Bancorp, Inc.	81,825	1,104,637
*	Capital Crossing Bank	700	20,650
	Capital One Financial Corp.	180,344	14,045,191
	Cash America International, Inc.	26,400	1,166,616
*	Centennial Bank Holdings, Inc.	6,300	60,039
#	Center Bancorp, Inc.	8,900	142,400
	Central Pacific Financial Corp.	45,300	1,697,391
	CFS Bancorp, Inc.	14,423	206,393
#	Chemical Financial Corp.	38,775	1,266,391
	Chubb Corp.	486,605	25,186,675
	Cincinnati Financial Corp.	258,250	11,435,310
	CIT Group, Inc.	128,100	6,662,481
	Citigroup, Inc.	44,969	2,230,013
	Citizens First Bancorp, Inc.	11,100	324,564
	Citizens South Banking Corp.	1,842	23,485
* #	Citizens, Inc.	12,636	80,997
	City Holding Co.	6,500	256,750
	Clark, Inc.	4,200	68,880
*	CNA Financial Corp.	241,900	9,313,150
*	CNA Surety Corp.	36,600	730,536
	Columbia Banking System, Inc.	6,623	222,731
	Comerica, Inc.	71,900	4,188,175
	Commerce Bancshares, Inc.	1,875	91,121
	Commerce Group, Inc.	111,400	3,398,814
#	Community Bank System, Inc.	47,100	1,132,284

10

		Shares	Value†
	Community Banks, Inc.	200	$5,484
	Community West Bancshares	400	6,300
	Compass Bancshares, Inc.	2,700	154,278
* #	CompuCredit Corp.	36,305	1,367,246
*	Conseco, Inc.	147,700	2,937,753
* #	Consumer Portfolio Services, Inc.	1,462	10,029
#	Corus Bankshares, Inc.	26,800	600,588
	Countrywide Financial Corp.	828,498	32,907,941
*	Dearborn Bancorp, Inc.	5,600	118,664
	Delphi Financial Group, Inc. Class A	60,600	2,454,300
	Delta Financial Corp.	14,500	137,025
	Dime Community Bancshares	22,112	311,116
	Direct General Corp.	5,400	88,560
	Donegal Group, Inc. Class A	31,969	613,485
#	Downey Financial Corp.	38,100	2,773,680
* #	E*TRADE Financial Corp.	165,100	3,973,957
	EMC Insurance Group, Inc.	24,800	855,104
* #	Epoch Holding Corp.	600	4,998
#	F.N.B. Corp.	5,700	102,144
	FBL Financial Group, Inc. Class A	41,500	1,635,100
#	Federal Agriculture Mortgage Corporation Class C	13,100	341,779
	Fidelity National Financial, Inc.	308,364	6,981,361
	Financial Federal Corp.	2,050	56,785
*	Financial Industries Corp.	2,444	19,552
	Financial Institutions, Inc.	1,550	36,177
	First American Corp.	137,600	5,312,736
*	First Cash Financial Services, Inc.	5,200	106,236
	First Charter Corp.	7,900	189,995
	First Citizens BancShares, Inc.	3,900	778,245
#	First Commonwealth Financial Corp.	43,300	594,942
	First Community Bancorp	24,200	1,307,042
	First Community Bancshares, Inc.	2,977	112,114
	First Defiance Financial Corp.	200	5,952
#	First Financial Corp.	22,275	755,122
	First Indiana Corp.	10,936	271,541
	First Merchants Corp.	31,341	835,864
#	First Niagara Financial Group, Inc.	167,980	2,413,873
	First PacTrust Bancorp, Inc.	600	16,800
	First Place Financial Corp.	28,703	698,918
	First Republic Bank	10,200	409,224
	First State Bancorporation	4,000	102,240
	Firstbank Corp.	200	4,662
*	FirstCity Financial Corp.	9,500	99,180
* #	FirstFed Financial Corp.	15,500	1,007,810
#	Flagstar Bancorp, Inc.	63,600	957,180
*	FPIC Insurance Group, Inc.	10,600	410,750
*	Franklin Bank Corp.	27,700	543,474
* #	Franklin Credit Management Corp.	900	5,175
	Fremont General Corp.	60,200	1,024,002
	Gateway Financial Holdings, Inc.	5,400	78,516
	GB&T Bancshares, Inc.	23,003	503,996
	German American Bancorp, Inc.	9,200	132,480
	Great American Financial Resources, Inc.	37,800	838,026
*	Great Lakes Bancorp, Inc.	7,390	108,781
	Greene County Bancshares, Inc.	100	3,854

11

		Shares	Value†
	GS Financial Corp.	100	$2,125
	Hancock Holding Co.	1,500	80,580
	Hanover Insurance Group, Inc.	78,900	3,738,282
	Harbor Florida Bancshares, Inc.	4,000	174,280
	Harleysville Group, Inc.	47,300	1,681,988
	Hartford Financial Services Group, Inc.	313,173	26,857,716
	HCC Insurance Holdings, Inc.	17,700	534,363
#	Hercules Technology Growth Capital, Inc.	10,700	145,413
	HMN Financial, Inc.	3,596	121,904
	Horace Mann Educators Corp.	63,400	1,281,948
	Horizon Financial Corp.	2,250	55,552
	Hudson City Bancorp, Inc.	685,228	9,092,976
	Huntington Bancshares, Inc.	1,700	41,327
#	IndyMac Bancorp, Inc.	99,400	4,567,430
	Infinity Property & Casualty Corp.	32,000	1,444,800
	Integra Bank Corp.	20,600	573,710
#	Irwin Financial Corp.	50,300	1,108,109
	ITLA Capital Corp.	2,000	106,040
	Janus Capital Group, Inc.	281,729	5,707,830
#	Jefferies Group, Inc.	45,600	1,321,944
	JPMorgan Chase & Co.	2,906,048	134,491,901
*	Kennedy-Wilson, Inc.	900	19,125
	KeyCorp	214,200	7,732,620
*	KMG America Corp.	3,250	27,300
	KNBT Bancorp, Inc.	48,100	808,080
*	Knight Capital Group, Inc.	71,500	1,259,115
* #	LaBranche & Co., Inc.	2,500	27,000
#	LandAmerica Financial Group, Inc.	24,700	1,509,417
	Lehman Brothers Holdings, Inc.	181,842	13,396,300
	Leucadia National Corp.	300,300	8,285,277
	Lincoln National Corp.	328,407	20,883,401
#	LNB Bancorp, Inc.	7,361	124,180
	Loews Corp.	776,400	30,993,888
	MAF Bancorp, Inc.	46,900	2,063,131
	MainSource Financial Group, Inc.	200	3,652
*	Marlin Business Services, Inc.	5,100	110,568
#	Marshall & Ilsley Corp.	980	44,874
	MBIA, Inc.	197,150	13,731,497
	MCG Capital Corp.	82,000	1,602,280
*	Meadowbrook Insurance Group, Inc.	11,100	108,225
	Medallion Financial Corp.	20,360	241,470
	Mercantile Bankshares Corp.	3,471	158,312
	Mercer Insurance Group, Inc.	8,300	167,743
	Merrill Lynch & Co., Inc.	358,300	31,326,169
	MetLife, Inc.	1,075,600	63,169,988
#	MGIC Investment Corp.	138,700	8,039,052
	MicroFinancial, Inc.	700	2,506
	Midland Co.	1,600	72,880
	National City Corp.	5,788	208,947
	National Western Life Insurance Co. Class A	700	159,922
	Nationwide Financial Services, Inc.	78,100	4,061,200
*	Navigators Group, Inc.	16,100	744,947
#	New York Community Bancorp, Inc.	465,300	7,519,248
#	NewAlliance Bancshares, Inc.	170,600	2,789,310
*	NexCen Brands, Inc.	17,690	129,845
	North Fork Bancorporation, Inc.	617,170	17,323,962

12

		Shares	Value†
	Northwest Bancorp, Inc.	2,100	$57,729
	NYMAGIC, Inc.	600	20,382
	Oak Hill Financial, Inc.	2,500	71,600
	OceanFirst Financial Corp.	2,300	50,876
* #	Ocwen Financial Corp.	39,300	591,465
#	Odyssey Re Holdings Corp.	110,300	3,890,281
	Ohio Casualty Corp.	99,800	2,915,158
	Old Republic International Corp.	297,612	6,711,151
#	Omega Financial Corp.	21,511	698,247
*	Pacific Mercantile Bancorp	1,000	16,775
*	Pacific Premier Bancorp, Inc.	300	3,555
	Pamrapo Bancorp, Inc.	100	2,488
	Partners Trust Financial Group, Inc.	77,727	882,201
*	Pelican Financial, Inc. Escrow Shares	300	0
*	Penn Treaty American Corp.	1,800	12,798
	Peoples Bancorp, Inc. OH	13,262	378,497
	PFF Bancorp, Inc.	31,500	1,039,500
*	Pico Holdings, Inc.	18,700	593,912
*	Piper Jaffray Companies, Inc.	3,100	201,717
*	PMA Capital Corp. Class A	38,757	343,775
	PMI Group, Inc.	135,200	5,855,512
	Premier Financial Bancorp, Inc.	400	5,680
	Presidential Life Corp.	23,958	536,420
	Principal Financial Group, Inc.	397,000	22,926,750
*	ProAssurance Corp.	13,675	700,570
	ProCentury Corp.	16,400	290,116
	Protective Life Corp.	111,400	5,260,308
	Provident Financial Holdings, Inc.	9,189	279,713
	Provident Financial Services, Inc.	105,828	1,925,011
	Provident New York Bancorp	68,600	1,044,092
	Prudential Financial, Inc.	584,500	47,625,060
*	PSB Bancorp, Inc.	700	11,347
	Radian Group, Inc.	124,904	6,646,142
	Rainier Pacific Financial Group, Inc.	8,500	163,540
*	Realogy Corp.	139,721	3,645,321
	Regions Financial Corp.	118,711	4,350,758
	Reinsurance Group of America, Inc.	98,600	5,439,762
#	Renasant Corp.	21,450	654,439
*	Republic First Bancorp, Inc.	677	8,784
	Resource America, Inc.	17,900	471,486
	Riverview Bancorp, Inc.	2,000	30,920
	RLI Corp.	34,200	1,891,602
	Rome Bancorp, Inc.	11,180	145,005
*	RTW, Inc.	2,300	21,505
	SAFECO Corp.	156,866	9,501,374
	Sanders Morris Harris Group, Inc.	7,800	99,996
*	SCPIE Holdings, Inc.	700	18,445
*	Seabright Insurance Holdings	2,800	44,660
	Selective Insurance Group, Inc.	44,000	2,442,880
	Simmons First National Corp. Class A	19,105	613,079
	South Financial Group, Inc.	120,353	3,127,974
#	Southern Community Financial Corp.	20,085	204,867
	Sovereign Bancorp, Inc.	630,283	15,744,469
	StanCorp Financial Group, Inc.	70,100	3,183,241
	State Auto Financial Corp.	51,100	1,704,696
#	Sterling Financial Corp.	19,188	643,757

13

		Shares	Value†
	Stewart Information Services Corp.	23,200	$906,192
* #	Stifel Financial Corp.	300	11,706
*	Stratus Properties, Inc.	500	15,265
* #	Sun American Bancorp	700	3,801
*	Sun Bancorp, Inc.	22,510	452,901
	SunTrust Banks, Inc.	430,600	35,158,490
*	Superior Bancorp	3,700	40,145
	Susquehanna Bancshares, Inc.	78,202	2,163,067
* #	SVB Financial Group	780	37,034
	SWS Group, Inc.	10,800	349,596
	Synergy Financial Group, Inc.	11,000	177,100
	TD Banknorth, Inc.	204,570	6,583,063
	The Phoenix Companies, Inc.	88,600	1,430,890
	The St. Paul Travelers Companies, Inc.	825,800	42,784,698
	TierOne Corp.	16,700	520,873
	Timberland Bancorp, Inc.	1,300	48,204
	Torchmark Corp.	115,900	7,327,198
*	Trammell Crow Co.	27,500	1,355,750
	Transatlantic Holdings, Inc.	99,900	6,181,812
* #	Triad Guaranty, Inc.	14,400	774,720
*	U.S.I. Holdings Corp.	6,600	103,356
	UMB Financial Corp.	52,540	1,932,421
	Umpqua Holdings Corp.	84,900	2,548,698
*	Unico American Corp.	1,900	21,090
	UnionBanCal Corp.	500	28,780
	United Community Financial Corp.	53,200	663,404
	United Fire & Casualty Co.	13,900	490,670
	Unitrin, Inc.	109,700	5,366,524
	Unity Bancorp, Inc.	1,701	23,644
*	Universal American Financial Corp.	46,291	867,956
	UnumProvident Corp.	412,300	8,443,904
#	Wachovia Corp.	336,354	18,227,023
	Washington Federal, Inc.	87,545	2,034,546
#	Washington Mutual, Inc.	779,678	34,056,335
	Washington Savings Bank, FSB	100	883
	Webster Financial Corp.	83,700	3,998,349
	Wesbanco, Inc.	36,359	1,186,758
	Wesco Financial Corp.	3,944	1,893,120
	Whitney Holding Corp.	8,775	282,818
	Willow Financial Bancorp, Inc.	19,710	295,650
	Wilshire Enterprises, Inc.	600	2,844
	Wintrust Financial Corp.	500	23,810
* #	World Acceptance Corp.	1,030	46,752
	Yardville National Bancorp	2,800	108,724
Total Financials			1,080,087,973

Health Care — (3.0%)
*	Accelrys, Inc.	15,400	93,324
	Aetna, Inc.	367,600	15,185,556
* #	Air Methods Corp.	3,200	84,064
*	Albany Molecular Research, Inc.	39,700	440,670
*	Allied Healthcare International, Inc.	11,050	23,205
	Alpharma, Inc. Class A	44,500	974,550
*	American Dental Partners, Inc.	2,650	46,958
#	AmerisourceBergen Corp.	271,644	12,492,908
*	AMICAS, Inc.	14,550	40,012
*	AMN Healthcare Services, Inc.	6,700	185,925
	Analogic Corp.	19,833	1,049,166

14

		Shares	Value†
*	Applera Corp. - Celera Genomics Group	75,100	$1,077,685
* #	Arena Pharmaceuticals, Inc.	2,400	30,960
*	Arqule, Inc.	5,800	29,348
	Atrion Corp.	100	7,649
*	ATS Medical, Inc.	11,200	24,976
*	Avigen, Inc.	8,200	49,856
*	BioMarin Pharmaceutical, Inc.	5,028	86,029
*	Bio-Rad Laboratories, Inc. Class A	3,500	276,325
*	BioScrip, Inc.	6,600	21,648
*	Bioveris Corp.	600	5,766
* #	Bradley Pharmaceuticals, Inc.	16,600	349,596
*	Bruker BioSciences Corp.	12,700	98,171
*	Caliper Life Sciences, Inc.	14,800	83,324
	Cambrex Corp.	15,000	331,050
*	Candela Corp.	5,100	67,320
*	Cantel Medical Corp.	12,500	174,500
*	Capital Senior Living Corp.	8,300	85,158
*	Cardiac Science Corp.	1,000	8,160
*	Charles River Laboratories International, Inc.	1,200	50,100
	Chemed Corp.	2,200	82,324
	Cigna Corp.	68,900	8,684,845
*	Community Health Systems, Inc.	700	24,500
*	Conmed Corp.	32,750	724,757
#	Cooper Companies, Inc.	34,437	1,858,565
*	Cross Country Healthcare, Inc.	36,400	722,540
*	CryoLife, Inc.	1,100	7,271
	Datascope Corp.	15,947	540,284
* #	Dendreon Corp.	14,800	63,640
*	Dyax Corp.	12,578	39,998
* #	Emdeon Corp.	154,720	1,833,432
* #	Emisphere Technologies, Inc.	1,000	5,430
*	Enzon Pharmaceuticals, Inc.	800	6,664
* #	Epicept Corp.	310	496
* #	Five Star Quality Care, Inc.	300	3,051
*	Gene Logic, Inc.	7,161	10,742
* #	Genesis HealthCare Corp.	19,200	888,960
*	Gentiva Health Services, Inc.	29,100	466,764
*	Greatbatch, Inc.	25,300	658,053
*	Hanger Orthopedic Group, Inc.	9,000	63,000
*	Harvard Bioscience, Inc.	14,900	68,391
*	Health Net, Inc.	1,000	46,140
*	HealthTronics, Inc.	20,819	139,904
*	HMS Holdings Corp.	3,200	44,320
	Hooper Holmes, Inc.	63,800	214,368
*	Horizon Health Corp.	96	1,536
* #	Humana, Inc.	89,300	4,831,130
* #	Illumina, Inc.	24,400	940,132
*	ImmunoGen, Inc.	1,300	7,137
*	IMPATH Bankruptcy Liquidating Trust	600	1,410
*	IMPATH, Inc.	600	0
*	Infinity Pharmaceuticals, Inc.	4,925	69,393
*	Inspire Pharmaceuticals, Inc.	5,100	24,276
*	IntegraMed America, Inc.	6,200	83,080
*	Invitrogen Corp.	52,200	2,872,044
*	Iridex Corp.	1,200	13,656

15

		Shares	Value†
*	Kendle International, Inc.	1,663	$58,255
*	Kindred Healthcare, Inc.	42,800	1,100,816
*	King Pharmaceuticals, Inc.	8,300	137,199
* #	La Jolla Pharmaceutical Co.	2,400	7,968
*	Langer, Inc.	600	2,586
*	Lexicon Genetics, Inc.	1,500	5,565
*	LifePoint Hospitals, Inc.	2,871	99,652
* #	Matria Healthcare, Inc.	1,300	38,025
*	Maxygen, Inc.	31,700	282,130
	McKesson Corp.	226,800	11,203,920
*	MedCath Corp.	18,800	486,544
*	Medco Health Solutions, Inc.	117,900	5,919,759
*	Medical Staffing Network Holdings, Inc.	11,400	66,690
*	MEDTOX Scientific, Inc.	6,750	89,303
*	Microtek Medical Holdings, Inc.	39,800	159,598
*	Millennium Pharmaceuticals, Inc.	309,835	3,485,644
*	Molecular Devices Corp.	6,100	128,771
*	Nabi Biopharmaceuticals	12,200	86,132
*	Neose Technologies, Inc.	60	149
*	Neurogen Corp.	5,300	28,673
*	North American Scientific, Inc.	2,395	2,323
#	Omnicare, Inc.	64,800	2,571,912
#	Option Care, Inc.	2,900	40,832
*	Orchid Cellmark, Inc.	3,350	10,787
*	Osteotech, Inc.	2,970	16,721
*	Parexel International Corp.	7,800	216,606
*	PDI, Inc.	14,000	142,800
*	Pediatric Services of America, Inc.	5,000	63,300
*	Pediatrix Medical Group, Inc.	3,700	178,155
	PerkinElmer, Inc.	180,500	3,911,435
	Perrigo Co.	1,900	31,825
* #	Per-Se Technologies, Inc.	2,412	66,499
*	Pharmacopia Drug Discovery, Inc.	7,900	32,390
* #	Pharmacyclics, Inc.	500	2,825
*	Pharmanet Development Group, Inc.	4,700	106,972
*	PRAECIS Pharmaceuticals, Inc.	2,100	4,095
*	PSS World Medical, Inc.	58,259	1,219,943
*	Quidel Corp.	500	6,805
*	RehabCare Group, Inc.	3,000	37,590
*	Res-Care, Inc.	6,800	125,052
*	Respironics, Inc.	1,072	38,656
*	Rita Medical Systems, Inc.	24,100	107,004
*	Sangamo BioSciences, Inc.	8,354	66,080
* #	Savient Pharmaceuticals, Inc.	32,589	380,314
*	Schein (Henry), Inc.	8,313	428,369
* #	Sciele Pharma, Inc.	3,665	82,866
* #	Spectrum Pharmaceuticals, Inc.	2,400	12,600
*	SRI/Surgical Express, Inc.	700	2,975
* #	Sunrise Senior Living, Inc.	19,500	622,050
*	Symbion, Inc.	7,200	127,800
*	Synovis Life Technologies, Inc.	7,880	65,010
*	Theragenics Corp.	26,800	89,780
* #	Thermo Fisher Scientific, Inc.	231,145	10,131,085
*	Third Wave Technologies, Inc.	8,100	40,176
*	Thoratec Corp.	5,930	87,349

16

		Shares	Value†
*	Triad Hospitals, Inc.	78,062	$3,319,196
	UnitedHealth Group, Inc.	31,250	1,533,750
*	Urologix, Inc.	11,772	27,664
*	Viasys Healthcare, Inc.	13,317	375,673
*	Watson Pharmaceuticals, Inc.	68,300	1,753,261
*	WellPoint, Inc.	98,878	7,482,098
*	Zoll Medical Corp.	3,800	197,068
Total Health Care			118,663,262

Industrials — (9.3%)
* #	AAR Corp.	12,400	329,716
*	ABX Air, Inc.	4,981	31,530
*	Accuride Corp.	1,600	18,016
	Aceto Corp.	31,800	270,300
* #	Active Power, Inc.	10,134	27,159
	Adesa, Inc.	100,300	2,649,926
* #	AGCO Corp.	91,300	2,851,299
	Alamo Group, Inc.	12,535	288,806
* #	Alaska Air Group, Inc.	38,800	1,595,844
#	Albany International Corp. Class A	17,000	530,400
#	Alexander & Baldwin, Inc.	53,300	2,353,195
*	Allied Defense Group, Inc.	1,400	24,220
* #	Allied Waste Industries, Inc.	328,300	4,162,844
	American Power Conversion Corp.	1,300	39,455
* #	American Superconductor Corp.	3,800	39,938
	Ameron International Corp.	7,300	549,033
* #	AMR Corp.	2,200	70,312
#	Amrep Corp.	500	43,840
	Angelica Corp.	1,300	28,470
	Apogee Enterprises, Inc.	8,500	145,775
	Applied Industrial Technologies, Inc.	53,325	1,517,630
	Applied Signal Technologies, Inc.	2,300	36,432
#	Arkansas Best Corp.	24,100	913,390
* #	Armor Holdings, Inc.	8,200	463,710
*	Astec Industries, Inc.	3,454	117,643
	Avis Budget Group, Inc.	57,518	1,176,818
*	Axsys Technologies, Inc.	8,000	135,600
*	AZZ, Inc.	3,400	144,908
#	Banta Corp.	12,600	456,372
	Barnes Group, Inc.	15,000	314,250
#	Belden CDT, Inc.	64,950	2,585,660
	Bowne & Co., Inc.	19,714	311,875
	Burlington Northern Santa Fe Corp.	488,800	36,738,208
#	C&D Technologies, Inc.	4,600	17,802
	Cascade Corp.	3,500	183,400
*	Casella Waste Systems, Inc. Class A	1,600	17,456
*	CBIZ, Inc.	42,800	299,600
	CDI Corp.	14,700	382,641
*	Celadon Group, Inc.	4,500	83,340
#	Central Parking Corp.	33,500	611,710
*	Cenveo, Inc.	11,500	228,620
	Champion Industries, Inc.	2,336	18,081
	CIRCOR International, Inc.	16,950	622,913
	Comfort Systems USA, Inc.	15,500	209,095
* #	Commercial Vehicle Group, Inc.	4,700	109,980

17

		Shares	Value†
*	Compudyne Corp.	5,500	$36,245
*	Consolidated Graphics, Inc.	5,500	321,750
* #	Continental Airlines, Inc.	12,500	508,000
*	Cornell Companies, Inc.	3,700	66,600
*	Corrections Corporation of America	18,000	818,100
*	Covenant Transport, Inc. Class A	4,850	58,831
	CSX Corp.	672,000	24,097,920
	Cubic Corp.	36,400	808,080
#	Curtiss-Wright Corp.	2,144	76,219
	Deere & Co.	2,300	220,800
* #	Distributed Energy Systems Corp.	1,900	7,923
* #	Dollar Thrifty Automotive Group, Inc.	22,900	974,853
#	Donnelley (R.R.) & Sons Co.	133,300	4,701,491
*	Ducommun, Inc.	5,100	117,147
	Eaton Corp.	2,600	200,408
*	EGL, Inc.	5,400	172,476
*	Electro Rent Corp.	22,837	343,697
* #	EMCOR Group, Inc.	11,600	692,172
* #	Encore Wire Corp.	7,550	186,183
*	EnerSys	38,600	643,848
	Ennis, Inc.	40,100	914,681
* #	EnPro Industries, Inc.	24,200	844,096
*	ESCO Technologies, Inc.	800	35,440
*	Esterline Technologies Corp.	22,300	868,362
*	Exponent, Inc.	1,600	28,512
*	ExpressJet Holdings, Inc.	35,500	280,450
	Federal Signal Corp.	45,400	736,388
	FedEx Corp.	4,782	551,986
*	First Consulting Group, Inc.	1,900	23,636
#	Florida East Coast Industries, Inc.	9,300	556,791
*	Flowserve Corp.	30,400	1,636,736
*	Foster (L.B.) Co. Class A	700	15,995
* #	Frontier Airlines Holdings, Inc.	15,400	126,280
	Frozen Food Express Industries, Inc.	6,500	55,250
* #	FuelCell Energy, Inc.	18,372	119,785
	G & K Services, Inc. Class A	30,790	1,218,976
*	Gardner Denver Machinery, Inc.	4,210	160,990
#	GATX Corp.	75,897	3,504,923
* #	Gehl Co.	9,850	266,541
#	Gencorp, Inc.	700	9,667
*	Genesee & Wyoming, Inc.	7,050	189,363
*	Genlyte Group, Inc.	10,900	924,974
*	GP Strategies Corp.	15,500	121,055
#	Granite Construction, Inc.	15,300	789,480
*	Griffon Corp.	23,170	552,373
	Hardinge, Inc.	10,859	169,183
	Healthcare Services Group, Inc.	900	22,500
#	Heico Corp.	9,400	349,586
	Heico Corp. Class A	4,770	143,577
*	Heidrick & Struggles International, Inc.	6,200	259,408
*	Henry Bros. Electronics, Inc.	200	668
*	Herley Industries, Inc.	5,800	93,612
*	Hub Group, Inc. Class A	2,000	57,080
*	Hudson Highland Group, Inc.	3,780	67,473
	Hunt (J.B.) Transport Services, Inc.	100,000	2,189,000

18

		Shares	Value†
*	Huttig Building Products, Inc.	4,100	$21,361
	IDEX Corp.	12,750	611,363
	IKON Office Solutions, Inc.	208,000	3,363,360
*	Industrial Distribution Group, Inc.	1,300	12,623
*	Infrasource Services, Inc.	3,000	64,830
* #	Innovative Solutions & Support, Inc.	1,200	18,912
* #	Insituform Technologies, Inc. Class A	9,500	244,340
* #	Integrated Alarm Services Group, Inc.	13,200	39,468
	Interpool, Inc.	20,000	472,200
*	Intersections, Inc.	600	6,132
*	Jacuzzi Brands, Inc.	12,700	159,131
*	JetBlue Airways Corp.	109,500	1,495,770
	JLG Industries, Inc.	74,600	2,082,086
*	Kadant, Inc.	4,057	95,907
	Kaman Corp. Class A	38,097	880,803
* #	Kansas City Southern	75,800	2,050,390
	Kelly Services, Inc. Class A	50,104	1,460,031
	Kennametal, Inc.	63,100	3,854,148
*	Key Technology, Inc.	5,100	68,697
*	Kforce, Inc.	900	11,979
* #	Kirby Corp.	16,600	598,264
* #	Korn/Ferry International	12,400	289,044
*	K-Tron International, Inc.	200	13,390
*	LaBarge, Inc.	1,800	24,984
*	Labor Ready, Inc.	3,600	68,112
*	Ladish Co., Inc.	3,000	101,220
	Laidlaw International, Inc.	131,475	3,819,349
*	Layne Christensen Co.	800	24,632
	Lennox International, Inc.	44,800	1,309,952
	Lockheed Martin Corp.	133,500	12,075,075
	LSI Industries, Inc.	7,550	129,030
*	Lydall, Inc.	4,800	50,400
*	M&F Worldwide Corp.	13,000	213,330
*	Mac-Gray Corp.	7,000	76,650
*	Magnetek, Inc.	15,000	82,200
*	MAIR Holdings, Inc.	1,620	9,250
	Manpower, Inc.	36,700	2,605,700
*	Marten Transport, Ltd.	10,900	199,579
	McGrath Rentcorp.	5,108	160,902
* #	Medialink Worldwide, Inc.	4,500	23,355
*	Merrimac Industries, Inc.	1,100	11,055
*	Mesa Air Group, Inc.	25,000	204,250
*	MFRI, Inc.	1,400	28,742
*	Miller Industries, Inc.	2,800	62,524
	Mine Safety Appliances Co.	2,500	90,275
*	Misonix, Inc.	5,200	21,008
*	Mobile Mini, Inc.	11,800	324,028
*	Moog, Inc. Class A	7,162	261,986
#	Mueller Industries, Inc.	24,100	821,810
	NACCO Industries, Inc. Class A	9,700	1,446,755
*	Nashua Corp.	400	2,922
*	National Patent Development Corp.	7,600	11,780
*	National Technical Systems, Inc.	7,800	51,870
*	NCI Building Systems, Inc.	12,600	695,268
	Norfolk Southern Corp.	623,800	30,722,150

19

		Shares	Value†
	Northrop Grumman Corp.	457,010	$30,587,679
*	Old Dominion Freight Line, Inc.	675	18,097
*	Orbital Sciences Corp.	25,813	467,732
*	P.A.M. Transportation Services, Inc.	500	11,995
	Paccar, Inc.	5,737	374,626
	Parker Hannifin Corp.	2,600	217,048
*	Park-Ohio Holdings Corp.	2,800	46,676
*	Patrick Industries, Inc.	200	2,442
* #	Patriot Transportation Holding, Inc.	206	18,950
*	PHH Corp.	49,738	1,431,460
*	Powell Industries, Inc.	1,700	40,579
*	Power-One, Inc.	9,900	72,468
#	Precision Castparts Corp.	96,110	7,252,461
#	Preformed Line Products Co.	850	27,515
	Providence & Worcester Railroad Co.	1,000	20,250
#	PW Eagle, Inc.	500	17,070
* #	Quanta Services, Inc.	44,600	817,518
*	RailAmerica, Inc.	14,900	237,655
	Raytheon Co.	420,600	21,467,424
*	RCM Technologies, Inc.	800	4,936
	Regal-Beloit Corp.	42,000	2,147,460
*	Republic Airways Holdings, Inc.	48,800	842,776
	Robbins & Myers, Inc.	13,600	581,944
*	Rush Enterprises, Inc. Class A	19,400	352,692
	Ryder System, Inc.	99,100	5,170,047
*	Saia, Inc.	10,800	267,732
* #	School Specialty, Inc.	6,500	240,825
*	Sequa Corp. Class A	3,100	352,935
*	Sequa Corp. Class B	700	79,800
	Servidyne, Inc.	2,187	8,923
*	Shaw Group, Inc.	25,300	756,217
*	Sitel Corp.	2,100	8,673
	Skywest, Inc.	95,630	2,413,701
	Smith (A.O.) Corp.	24,700	884,013
	Southwest Airlines Co.	1,052,700	16,537,917
*	Spherion Corp.	22,800	164,160
#	SPX Corp.	91,100	5,567,121
	Standard Register Co.	14,600	181,770
	Standex International Corp.	10,100	300,273
	Steelcase, Inc. Class A	40,700	720,390
*	Strategic Distribution, Inc.	200	2,348
	Supreme Industries, Inc.	1,610	10,497
*	Swift Transportation Co., Inc.	73,920	2,097,110
	Synagro Techonologies, Inc.	92,200	417,666
	Sypris Solutions, Inc.	9,525	71,057
	TAL International Group, Inc.	1,100	27,390
	TB Wood’s Corp.	5,400	92,340
	Technology Research Corp.	6,000	24,420
	Tecumseh Products Co. Class A	1,800	29,178
	Teleflex, Inc.	23,500	1,518,805
* #	TeleTech Holdings, Inc.	4,378	98,855
* #	Terex Corp.	23,600	1,322,072
*	Tetra Tech, Inc.	3,000	52,350
#	Textron, Inc.	66,600	6,490,170
	The Brink’s Co.	19,900	1,117,186

20

		Shares	Value†
*	The Geo Group, Inc.	2,400	$90,144
* #	The Lamson & Sessions Co.	12,300	264,450
*	Thomas & Betts Corp.	63,600	3,298,932
#	Timken Co.	136,300	4,053,562
	Todd Shipyards Corp.	1,100	18,326
* #	TRC Companies, Inc.	11,100	106,005
	Tredegar Industries, Inc.	50,900	1,012,401
#	Trinity Industries, Inc.	79,350	2,999,430
	Triumph Group, Inc.	5,400	286,524
* #	TRM Corp.	2,550	3,672
*	U.S. Xpress Enterprises, Inc. Class A	800	13,944
	Union Pacific Corp.	441,100	39,928,372
*	United Rentals, Inc.	58,300	1,460,998
*	United Stationers, Inc.	9,700	449,886
	Universal Forest Products, Inc.	16,700	778,888
*	URS Corp.	51,900	2,291,904
*	US Airways Group, Inc.	208	11,806
*	USA Truck, Inc.	1,600	30,832
	Valmont Industries, Inc.	6,900	408,825
	Viad Corp.	22,000	864,820
	Vicor Corp.	12,800	156,928
* #	Volt Information Sciences, Inc.	13,400	625,244
#	Walter Industries, Inc.	30,140	1,449,433
* #	Washington Group International, Inc.	2,000	117,560
*	Waste Connections, Inc.	12,950	522,533
	Waste Industries USA, Inc.	16,100	483,644
#	Watsco, Inc. Class A	22,700	1,173,136
	Watts Water Technologies, Inc.	15,600	649,428
#	Werner Enterprises, Inc.	113,432	2,115,507
*	Westaff, Inc.	3,500	16,310
*	Willis Lease Finance Corp.	1,200	12,000
* #	Wolverine Tube, Inc.	2,400	2,712
	Woodward Governor Co.	14,400	549,936
* #	YRC Worldwide, Inc.	26,791	1,038,151
Total Industrials			371,700,781

Information Technology — (6.2%)
*	3Com Corp.	380,365	1,593,729
*	Actel Corp.	30,000	559,800
*	ActivIdentity Corp.	46,723	235,484
* #	Activision, Inc.	2,810	47,911
*	Adaptec, Inc.	78,808	343,603
*	ADC Telecommunications, Inc.	1,839	25,360
*	Adobe Systems, Inc.	14,352	575,946
*	Advanced Micro Devices, Inc.	19,200	414,144
*	Aeroflex, Inc.	25,400	306,324
*	Aetrium, Inc.	1,200	3,900
*	Agile Software Corp.	58,400	391,864
	Agilysys, Inc.	29,100	445,812
*	Alliance Semiconductor Corp.	3,961	14,814
	American Software, Inc. Class A	8,900	73,069
* #	Anadigics, Inc.	3,700	35,705
*	Analex Corp.	300	612
*	Anaren, Inc.	8,300	170,565
*	Andrew Corp.	90,073	898,028

21

		Shares	Value†
* #	Anixter International, Inc.	13,544	$793,949
*	Answerthink, Inc.	13,300	38,437
*	Applied Innovation, Inc.	1,339	4,258
*	Applied Micro Circuits Corp.	134,369	470,292
*	Ariba, Inc.	23,700	179,172
* #	Arris Group, Inc.	59,400	708,642
*	Arrow Electronics, Inc.	95,800	3,042,608
	Astro-Med, Inc.	250	2,500
*	Atmel Corp.	48,508	245,450
*	Authentidate Holding Corp.	9,600	14,784
*	Autobytel, Inc.	14,900	44,998
* #	Avici Systems, Inc.	7,500	53,400
* #	Avid Technology, Inc.	1,417	55,235
*	Avnet, Inc.	59,200	1,467,568
* #	Avocent Corp.	15,400	535,612
#	AVX Corp.	202,100	3,140,634
*	Aware, Inc.	19,335	102,089
*	Axcelis Technologies, Inc.	103,400	660,726
*	AXT, Inc.	20,100	104,118
* #	BearingPoint, Inc.	158,600	1,329,068
	Bel Fuse, Inc. Class B	12,200	447,740
*	Bell Industries, Inc.	2,700	9,315
*	Bell Microproducts, Inc.	12,900	88,752
* #	Benchmark Electronics, Inc.	44,450	1,079,691
	Black Box Corp.	22,300	954,886
	Bogen Communications International, Inc.	700	4,848
* #	Bookham, Inc.	1,100	4,433
*	Borland Software Corp.	66,100	349,669
*	Bottomline Technologies, Inc.	1,000	10,470
*	Brooks Automation, Inc.	71,000	991,870
	CA, Inc.	58,012	1,258,860
*	CalAmp Corp.	6,600	47,850
*	CallWave, Inc.	3,400	9,350
*	Captaris, Inc.	10,700	78,110
*	Carreker Corp.	2,200	15,994
*	Carrier Access Corp.	30,000	187,500
*	Catalyst Semiconductor, Inc.	4,300	13,889
*	Catapult Communications Corp.	2,050	17,753
*	C-COR, Inc.	15,400	154,000
*	Centillium Communications, Inc.	6,200	12,338
*	CEVA, Inc.	14,900	100,128
*	CheckFree Corp.	13,000	543,530
*	Checkpoint Systems, Inc.	21,800	418,124
*	Ciber, Inc.	31,700	219,998
* #	Ciena Corp.	17,916	450,408
*	Ciprico, Inc.	500	2,440
*	Clarus Corp.	8,800	63,360
* #	Coherent, Inc.	30,700	991,917
	Cohu, Inc.	6,981	138,014
*	Comarco, Inc.	8,700	81,258
* #	CommScope, Inc.	17,300	521,941
*	Computer Horizons Corp.	29,900	139,932
*	Computer Sciences Corp.	129,900	6,780,780
*	Computer Task Group, Inc.	3,800	15,998
*	Compuware Corp.	236,500	1,984,235

22

		Shares	Value†
* #	Comtech Telecommunications Corp.	1,100	$39,072
*	Comverse Technology, Inc.	29,152	569,047
*	Conexant Systems, Inc.	36,710	80,028
*	Convergys Corp.	62,800	1,514,736
*	Corning, Inc.	452,900	9,764,524
*	Cosine Communications, Inc.	800	2,664
*	Covansys Corp.	5,579	127,090
*	Credence Systems Corp.	900	3,456
*	Cree, Inc.	2,000	39,580
	CTS Corp.	34,400	525,632
*	Cyberoptics Corp.	3,900	49,998
*	Cybersource Corp.	6,300	66,087
* #	Cypress Semiconductor Corp.	41,300	718,207
	Dataram Corp.	3,200	14,272
*	Digi International, Inc.	5,000	66,450
*	Digimarc Corp.	11,200	100,912
* #	Digital Angel Corp.	5,200	14,560
*	Digital Insight Corp.	1,900	72,504
* #	Digitas, Inc.	11,881	128,552
* #	Diodes, Inc.	1,575	65,095
*	Ditech Networks, Inc.	27,400	191,800
*	Dot Hill Systems Corp.	11,170	36,414
*	Dycom Industries, Inc.	16,799	341,356
*	Echelon Corp.	9,400	75,200
*	Edgewater Technology, Inc.	200	1,330
*	eFunds Corp.	15,900	407,835
*	Electro Scientific Industries, Inc.	24,000	476,400
	Electronic Data Systems Corp.	516,200	14,009,668
*	Electronics for Imaging, Inc.	15,000	367,500
*	EMC Corp.	26,550	348,071
*	EMS Technologies, Inc.	12,700	259,969
*	Emulex Corp.	1,400	29,218
* #	Endwave Corp.	8,400	113,232
* #	Entegris, Inc.	89,400	953,004
*	Entrust, Inc.	27,400	110,696
*	EPIQ Systems, Inc.	1,700	26,554
*	ePlus, Inc.	3,000	30,300
*	eSpeed, Inc.	13,500	126,630
*	ESS Technology, Inc.	5,500	6,545
*	Exar Corp.	7,100	96,347
*	Extreme Networks, Inc.	23,332	93,095
#	Fair Isaac Corp.	12,922	537,814
*	Fairchild Semiconductor Corp. Class A	50,966	831,765
*	Faro Technologies, Inc.	1,300	28,834
	Fidelity National Information Services, Inc.	139,852	5,580,095
*	Forrester Research, Inc.	700	19,684
	Frequency Electronics, Inc.	10,400	130,000
*	FSI International, Inc.	12,400	69,564
*	Genesis Microchip, Inc.	12,200	122,000
*	Gerber Scientific, Inc.	3,700	51,208
*	Glenayre Technologies, Inc.	9,700	23,474
*	Globecomm Systems, Inc.	10,200	93,942
*	Globix Corp.	8,200	36,080
*	Greenfield Online, Inc.	9,100	115,661
*	GSE Systems, Inc.	1,636	7,853

23

		Shares	Value†
*	GTSI Corp.	6,518	$62,182
#	Harris Corp.	33,700	1,419,107
*	Hauppauge Digital, Inc.	1,200	7,188
*	Hewitt Associates, Inc. Class A	1,100	27,940
	Hewlett-Packard Co.	2,195,200	86,622,592
*	hi/fn, Inc.	4,571	22,718
*	Hutchinson Technology, Inc.	21,900	521,877
*	Hypercom Corp.	22,000	145,640
*	iGATE Capital Corp.	19,300	125,643
	Imation Corp.	47,400	2,195,094
*	InFocus Corp.	8,900	22,428
*	Inforte Corp.	500	1,830
*	InfoSpace, Inc.	23,900	469,635
*	Ingram Micro, Inc.	162,300	3,307,674
*	Innovex, Inc.	9,800	17,934
*	Insight Enterprises, Inc.	36,600	735,660
*	Integrated Device Technology, Inc.	194,200	3,204,300
*	Integrated Silicon Solution, Inc.	5,950	37,009
*	Interlink Electronics, Inc.	1,700	4,505
* #	Intermec, Inc.	28,900	732,615
*	International Rectifier Corp.	69,900	2,796,000
*	Internet Capital Group, Inc.	45,200	466,012
*	Interphase Corp.	2,500	22,125
	Intersil Corp.	193,865	4,802,036
*	Intervideo, Inc.	6,335	82,038
*	Interwoven, Inc.	47,100	667,407
*	Intest Corp.	2,645	11,982
*	IntriCon Corp.	500	2,745
*	Iomega Corp.	7,200	27,648
* #	iPass, Inc.	7,900	44,003
*	Iron Mountain, Inc.	450	19,395
*	IXYS Corp.	8,290	79,501
*	Jaco Electronics, Inc.	1,300	4,329
*	JDA Software Group, Inc.	10,300	147,290
*	Keane, Inc.	43,600	540,640
*	Kemet Corp.	18,400	135,240
*	Key Tronic Corp.	9,400	46,530
*	Keynote Systems, Inc.	10,900	113,033
* #	Komag, Inc.	400	15,792
* #	L-1 Identity Solutions, Inc.	3	50
*	Lattice Semiconductor Corp.	113,300	769,307
*	Lawson Software, Inc.	5,800	43,152
*	LeCroy Corp.	13,100	147,637
*	Lightbridge, Inc.	7,900	104,280
*	Logility, Inc.	1,000	8,400
*	LookSmart, Ltd.	6,100	28,060
*	LSI Logic Corp.	121,700	1,297,322
*	LTX Corp.	14,651	76,332
*	Management Network Group, Inc.	3,200	4,256
*	Mapinfo Corp.	6,000	79,500
*	Mastec, Inc.	3,000	33,840
*	McDATA Corp. Class A	83,300	522,291
*	McDATA Corp. Class B	4,600	28,980
*	MedQuist, Inc.	5,300	69,430
*	Merix Corp.	18,500	170,755

24

		Shares	Value†
	Methode Electronics, Inc.	46,188	$517,767
*	Metrologic Instruments, Inc.	4,132	76,029
*	Micron Technology, Inc.	658,000	9,606,800
*	Microtune, Inc.	5,400	24,786
*	MKS Instruments, Inc.	54,600	1,136,226
*	Mobius Management Systems, Inc.	1,300	9,230
*	Moldflow Corp.	5,100	66,096
*	Motive, Inc.	5,000	15,800
*	MPS Group, Inc.	88,800	1,331,112
* #	MRV Communications, Inc.	57,400	214,102
*	MSC.Software Corp.	7,000	105,280
*	Nanometrics, Inc.	2,600	22,282
* #	Napco Security Systems, Inc.	180	1,159
*	Napster, Inc.	300	1,125
	National Semiconductor Corp.	6,000	145,140
*	NCR Corp.	1,000	42,910
* #	NeoMagic Corp.	900	4,059
*	Neoware Systems, Inc.	400	4,468
*	NetRatings, Inc.	26,500	484,950
*	NetScout Systems, Inc.	25,200	196,812
*	Network Equipment Technologies, Inc.	7,800	47,814
*	Newport Corp.	21,116	458,851
*	Novell, Inc.	150,500	945,140
* #	Novellus Systems, Inc.	54,600	1,704,612
*	Nu Horizons Electronics Corp.	12,600	142,002
* #	Nuance Communications, Inc.	25,300	259,325
* #	NYFIX, Inc.	9,700	62,080
*	Openwave Systems, Inc.	2,100	17,640
*	OPNET Technologies, Inc.	23,600	380,668
*	Optical Cable Corp.	900	4,410
*	Optical Communication Products, Inc.	8,300	16,268
*	OSI Systems, Inc.	17,900	339,921
*	Overland Storage, Inc.	5,500	26,400
*	OYO Geospace Corp.	1,935	92,300
* #	Palm, Inc.	20,600	288,606
* #	PAR Technology Corp.	900	7,632
	Park Electrochemical Corp.	11,800	382,792
*	Paxar Corp.	34,600	738,710
* #	PC Connection, Inc.	23,361	313,738
*	PC-Tel, Inc.	12,300	119,064
	Pegasystems, Inc.	24,904	251,530
*	Pemstar, Inc.	13,100	49,518
*	Perceptron, Inc.	1,800	15,012
*	Performance Technologies, Inc.	2,400	13,080
*	Pericom Semiconductor Corp.	22,633	260,958
*	Pervasive Software, Inc.	22,200	82,806
*	Pfsweb, Inc.	2,776	2,054
*	Phoenix Technologies, Ltd.	7,700	37,345
*	Photon Dynamics, Inc.	900	9,999
* #	Photronics, Inc.	31,100	490,447
*	Planar Systems, Inc.	4,700	47,094
*	PLATO Learning, Inc.	13,300	67,298
*	Plexus Corp.	10,100	243,915
*	PLX Technology, Inc.	2,800	37,884
* #	Polycom, Inc.	45,000	1,297,800

25

		Shares	Value†
* #	Powerwave Technologies, Inc.	23,878	$153,058
*	Presstek, Inc.	3,498	21,023
	Printronix, Inc.	8,600	103,630
*	Quantum Corp.	14,700	34,692
*	QuickLogic Corp.	95	278
*	Quovadx, Inc.	4,870	12,516
*	RadiSys Corp.	5,500	92,895
* #	RealNetworks, Inc.	37,800	434,700
*	RF Monolithics, Inc.	5,299	27,025
	Richardson Electronics, Ltd.	16,770	167,700
*	Rofin-Sinar Technologies, Inc.	1,300	75,556
*	Rudolph Technologies, Inc.	33,743	540,900
*	S1 Corp.	84,600	442,458
	Sabre Holdings Corp.	133,700	3,667,391
*	Safeguard Scientifics, Inc.	34,300	84,721
*	SafeNet, Inc.	13,918	324,011
*	Sandisk Corp.	936	41,558
*	Sanmina-SCI Corp.	518,200	1,917,340
*	SCM Microsystems, Inc.	4,400	14,872
*	Seachange International, Inc.	27,000	232,740
*	Selectica, Inc.	26,969	46,117
*	Semitool, Inc.	26,400	362,472
*	Sigmatel, Inc.	4,850	21,922
*	Silicon Storage Technology, Inc.	94,426	435,304
*	SimpleTech, Inc.	20,196	181,764
* #	Sipex Corp.	22,400	96,544
*	Sirenza Microdevices, Inc.	1,460	12,979
*	Skyworks Solutions, Inc.	127,980	929,135
*	Solectron Corp.	829,798	2,763,227
*	SonicWALL, Inc.	28,745	288,887
*	Spectrum Control, Inc.	3,600	31,788
*	Standard Microsystems Corp.	7,300	232,651
	StarTek, Inc.	3,300	45,210
	Stellent, Inc.	13,075	175,728
*	Stratos International, Inc.	6,000	44,820
*	SumTotal Systems, Inc.	400	2,808
*	Sun Microsystems, Inc.	865,900	4,693,178
*	Sunrise Telecom, Inc.	14,900	32,780
*	SupportSoft, Inc.	20,400	117,504
*	Sycamore Networks, Inc.	133,000	496,090
*	Sykes Enterprises, Inc.	16,000	275,680
	Symbol Technologies, Inc.	202	2,994
*	Symmetricom, Inc.	21,241	186,284
*	SYNNEX Corp.	29,100	660,861
*	Tech Data Corp.	40,800	1,706,256
	Technitrol, Inc.	29,600	813,408
*	Technology Solutions Co.	2,100	14,049
*	TechTeam Global, Inc.	5,000	54,600
	Tektronix, Inc.	1,766	53,969
* #	TeleCommunication Systems, Inc.	8,900	30,972
*	Tellabs, Inc.	157,672	1,583,027
*	Telular Corp.	2,900	10,788
*	Teradyne, Inc.	4,200	62,580
	TheStreet.com, Inc.	6,700	65,526
* #	THQ, Inc.	2,529	82,319

26

		Shares	Value†
*	TIBCO Software, Inc.	69,200	$644,252
*	Tier Technologies, Inc. Class B	8,900	63,190
*	Tollgrade Communications, Inc.	9,400	82,438
* #	Track Data Corp.	8,032	31,325
*	Triquint Semiconductor, Inc.	95,900	483,336
*	TTM Technologies, Inc.	13,388	168,823
*	Tyler Technologies, Inc.	17,600	254,320
*	Ulticom, Inc.	33,200	344,284
*	Ultratech, Inc.	5,400	70,362
*	Unisys Corp.	15,100	108,871
	United Online, Inc.	18,200	244,426
*	ValueClick, Inc.	20,100	499,887
*	Veeco Instruments, Inc.	11,300	212,214
*	VeriSign, Inc.	29,000	757,190
*	Viasat, Inc.	1,800	47,934
*	Vicon Industries, Inc.	1,600	5,712
*	Vignette Corp.	31,000	521,730
* #	Vishay Intertechnology, Inc.	170,900	2,238,790
*	Vitesse Semiconductor, Inc.	13,000	14,690
* #	Vyyo, Inc.	500	2,150
*	Web.com, Inc.	4,900	18,816
*	webMethods, Inc.	4,100	29,233
*	White Electronics Designs Corp.	23,400	129,636
*	Wind River Systems, Inc.	5,390	57,727
*	Winland Electronics, Inc.	300	969
*	Wireless Telecom Group, Inc.	19,700	49,447
*	Xerox Corp.	152,000	2,508,000
	X-Rite, Inc.	3,200	38,080
*	Zhone Technologies, Inc.	45,500	61,425
*	ZILOG, Inc.	1,300	5,226
*	Zoran Corp.	21,732	324,024
*	Zygo Corp.	15,000	247,050
Total Information Technology			248,651,792

Materials — (5.2%)
	Airgas, Inc.	77,640	3,303,582
	Albemarle Corp.	56,900	3,968,206
	Alcoa, Inc.	784,352	24,448,252
*	Aleris International, Inc.	2,363	123,136
	Aptargroup, Inc.	6,300	385,938
	Arch Chemicals, Inc.	22,000	723,800
	Ashland, Inc.	112,200	7,585,842
	Bairnco Corp.	100	1,224
#	Bowater, Inc.	45,900	1,000,620
*	Brush Engineered Materials, Inc.	11,200	396,704
*	Buckeye Technologies, Inc.	22,600	265,324
	Cabot Corp.	40,100	1,649,313
#	Calgon Carbon Corp.	26,900	157,365
*	Caraustar Industries, Inc.	16,798	131,864
	Carpenter Technology Corp.	21,500	2,296,415
	Chaparral Steel Co.	47,200	2,194,800
	Chemtura Corp.	78,779	762,581
	Chesapeake Corp.	11,700	190,476
#	Cleveland-Cliffs, Inc.	1,000	48,040
	Commercial Metals Co.	82,800	2,405,340

27

		Shares	Value†
*	Continental Materials Corp.	100	$2,680
*	Core Molding Technologies, Inc.	600	6,396
	CPAC, Inc.	200	1,402
#	Cytec Industries, Inc.	57,100	3,045,143
	Eagle Materials, Inc.	59,088	2,540,784
	Eastman Chemical Co.	22,900	1,359,802
	Ferro Corp.	41,000	855,260
	FMC Corp.	9,900	701,712
	Friedman Industries, Inc.	8,300	79,265
	Gibraltar Industries, Inc.	41,800	915,838
	Glatfelter (P.H.) Co.	36,600	542,412
*	Graphic Packaging Corp.	143,700	609,288
	Greif, Inc. Class A	13,600	1,348,440
	H.B. Fuller Co.	25,400	662,178
	Hawkins, Inc.	600	8,472
*	Headwaters, Inc.	3,100	74,152
	International Paper Co.	514,912	17,043,587
	Kronos Worldwide, Inc.	3	110
*	Landec Corp.	3,300	31,614
*	Lesco, Inc.	3,300	27,093
	Louisiana-Pacific Corp.	131,200	2,768,320
	Lubrizol Corp.	61,000	2,887,740
	Lyondell Chemical Co.	385,355	9,518,269
#	Martin Marietta Materials, Inc.	24,300	2,413,233
*	Material Sciences Corp.	4,700	56,682
	MeadWestavco Corp.	156,398	4,613,741
	Metal Management, Inc.	15,100	553,415
#	Minerals Technologies, Inc.	27,300	1,551,732
*	Mod-Pac Corp.	300	3,300
	Monsanto Co.	221,200	10,633,084
	Myers Industries, Inc.	45,250	731,240
	NewMarket Corp.	8,800	552,464
	Newmont Mining Corp.	2,294	107,612
#	NL Industries, Inc.	17,800	197,402
	NN, Inc.	22,500	257,175
*	Northern Technologies International Corp.	300	2,475
*	Northwest Pipe Co.	500	16,050
	Nucor Corp.	143,200	8,570,520
	Olympic Steel, Inc.	2,500	64,850
* #	OM Group, Inc.	23,000	1,082,150
*	Oregon Steel Mills, Inc.	12,600	793,044
* #	Owens-Illinois, Inc.	27,100	512,190
*	Pactiv Corp.	1,800	62,010
	Penford Corp.	11,600	191,632
	Phelps Dodge Corp.	141,600	17,416,800
*	PolyOne Corp.	75,600	580,608
#	Pope & Talbot, Inc.	200	1,002
	Quaker Chemical Corp.	12,500	261,125
	Quanex Corp.	27,225	1,010,320
#	Reliance Steel & Aluminum Co.	60,600	2,332,494
	Rock-Tenn Co. Class A	30,300	763,560
	Rohm & Haas Co.	700	36,554
*	Rotonics Manufacturing, Inc.	6,370	18,664
	RPM International, Inc.	137,600	2,775,392
* #	RTI International Metals, Inc.	17,900	1,354,135

28

		Shares	Value†
#	Ryerson, Inc.	21,600	$480,816
	Schnitzer Steel Industries, Inc. Class A	30,000	1,224,600
	Schulman (A.), Inc.	26,800	610,772
	Schweitzer-Maudoit International, Inc.	22,100	547,859
	Sealed Air Corp.	1,000	59,510
	Sensient Technologies Corp.	71,500	1,703,845
*	Smurfit-Stone Container Corp.	185,845	1,994,117
	Spartech Corp.	43,600	1,304,512
#	Steel Dynamics, Inc.	116,400	3,785,328
	Steel Technologies, Inc.	13,300	229,425
	Stepan Co.	6,200	187,984
*	Stillwater Mining Co.	26,600	368,676
	Temple-Inland, Inc.	75,200	2,940,320
*	Terra Industries, Inc.	61,900	640,665
#	Texas Industries, Inc.	23,300	1,590,225
#	Tronox, Inc. Class A	7,400	113,220
	Tronox, Inc. Class B	13,872	206,277
*	U.S. Concrete, Inc.	16,600	103,252
	United States Steel Corp.	140,000	10,470,600
	Valhi, Inc.	105,400	2,815,234
	Wausau Paper Corp.	67,000	1,002,320
#	Westlake Chemical Corp.	96,500	3,160,375
	Weyerhaeuser Co.	188,200	12,172,776
#	Worthington Industries, Inc.	129,100	2,388,350
* #	Zoltek Companies, Inc.	795	17,848
Total Materials			206,704,340

Other — (0.0%)
* #	ePresence, Inc. Escrow Shares	6,400	192
*	Petrocorp, Inc. Escrow Shares	900	54
Total Other			246

Real Estate Investment Trusts — (0.0%)
	Longview Fibre Co.	67,165	1,398,375

Telecommunication Services — (7.1%)
*	@Road, Inc.	25,000	163,000
	Alltel Corp.	400	22,696
* #	American Tower Corp.	63,600	2,408,532
*	Arbinet-thexchange. Inc.	3,174	18,822
#	AT&T, Inc.	4,348,383	147,453,668
*	Boston Communications Group, Inc.	10,500	21,420
* #	Broadwing Corp.	36,600	553,758
	CenturyTel, Inc.	3,100	131,905
#	Citizens Communications Co.	92,500	1,310,725
#	CT Communications, Inc.	33,041	673,376
	D&E Communications, Inc.	18,768	238,166
	Embarq Corp.	47,279	2,432,505
*	General Communications, Inc. Class A	15,980	243,855

29

		Shares	Value†
*	IDT Corp.	6,935	$93,345
*	IDT Corp. Class B	69,700	904,009
*	LCC International, Inc. Class A	18,800	66,364
*	Leap Wireless International, Inc.	34,284	1,945,617
* #	Level 3 Communications, Inc.	22,100	118,014
*	Premiere Global Services, Inc.	3,900	31,785
	Price Communications Corp.	47,738	914,183
*	Qwest Communications International, Inc.	97,600	750,544
#	Sprint Nextel Corp.	2,271,286	44,312,790
*	SunCom Wireless Holdings, Inc.	23,425	21,317
	SureWest Communications	17,839	441,694
*	TALK America Holdings, Inc.	13,100	104,538
	Telephone & Data Systems, Inc.	80,700	4,168,962
	Telephone & Data Systems, Inc. Special Shares	49,700	2,393,055
*	Time Warner Telecom, Inc.	6,998	127,644
*	United States Cellular Corp.	37,100	2,497,572
	Verizon Communications, Inc.	2,010,700	70,253,858
*	Wireless Facilities, Inc.	17,500	40,950
Total Telecommunication Services			284,858,669

Utilities — (0.3%)
	Connecticut Water Services, Inc.	10,500	229,425
#	New Jersey Resources Corp.	29,200	1,511,100
#	Questar Corp.	36,500	3,148,125
*	Reliant Energy, Inc.	280,000	3,757,600
	South Jersey Industries, Inc.	44,600	1,487,410
Total Utilities			10,133,660
TOTAL COMMON STOCKS			3,496,235,248

RIGHTS/WARRANTS — (0.0%)
* #	RCN Corp. Warrants 12/21/06	8	0

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (12.3%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $690,897,323 FHLMC, rates ranging from 4.500% to 6.000%, maturities ranging from 11/01/34 to 11/01/36 & FNMA, rates ranging from 4.916%(r) to 5.945%(r), maturities ranging from 12/01/12 to 06/01/36, valued at $432,225,195) to be repurchased at $419,697,891	$419,636	419,636,111
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $50,755,000 FHLB Bonds 5.550%, 11/06/13, valued at $51,101,657) to be repurchased at $49,435,596	49,428	49,428,319
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $24,418,000 FNMA 4.374%, 10/01/35, valued at $23,588,281) to be repurchased at $23,242,350	23,239	23,239,000
TOTAL TEMPORARY CASH INVESTMENTS		492,303,430

TOTAL INVESTMENTS - (100.0%)
(Cost $2,884,640,453)		$3,988,538,678

See accompanying Notes to Financial Statements.

30

THE TAX-MANAGED U.S. EQUITY SERIES

SCHEDULE OF INVESTMENTS

November 30, 2006

		Shares	Value†

COMMON STOCKS — (92.5%)
Consumer Discretionary — (11.3%)
*	1-800 CONTACTS, Inc.	1,100	$17,765
*	1-800-FLOWERS.COM, Inc.	2,000	11,240
*	4Kids Entertainment, Inc.	1,000	17,930
*	99 Cents Only Stores	5,500	60,775
* #	A.C. Moore Arts & Crafts, Inc.	2,100	44,751
	Aaron Rents, Inc.	4,500	120,240
	Abercrombie & Fitch Co.	9,600	647,424
*	Acme Communications, Inc.	400	2,112
*	ACR Group, Inc.	700	3,892
	Advance Auto Parts, Inc.	10,400	370,240
*	Advanced Marketing Services, Inc.	700	2,030
	Advo, Inc.	2,650	78,599
* #	Aeropostale, Inc.	5,600	169,344
*	AFC Enterprises, Inc.	1,900	32,490
*	Aftermarket Technology Corp.	2,300	44,666
	Aldila, Inc.	400	6,448
*	Alloy, Inc.	75	907
* #	Amazon.com, Inc.	9,400	379,196
	Ambassadors Group, Inc.	2,300	65,136
	American Axle & Manufacturing Holdings, Inc.	2,700	49,410
	American Eagle Outfitters, Inc.	16,600	749,988
#	American Greetings Corp. Class A	3,500	83,335
* #	America’s Car-Mart, Inc.	1,000	11,310
	Ameristar Casinos, Inc.	5,700	173,508
*	AnnTaylor Stores Corp.	8,175	282,037
*	Apollo Group, Inc. Class A	12,650	490,693
#	Applebees International, Inc.	7,000	159,250
*	Applica, Inc.	1,100	6,204
	Arbitron, Inc.	3,500	154,385
	Arctic Cat, Inc.	900	14,904
#	ArvinMeritor, Inc.	4,800	83,088
	Asbury Automotive Group, Inc.	2,100	49,434
*	Ashworth, Inc.	600	4,200
*	Audible, Inc.	1,200	9,552
*	AutoNation, Inc.	22,900	471,969
* #	Autozone, Inc.	7,400	840,714
*	Aztar Corp.	1,500	80,895
* #	Bakers Footwear Group, Inc.	600	7,680
* #	Bally Technologies, Inc.	5,500	108,075
* #	Bally Total Fitness Holding Corp.	1,000	2,360
	Bandag, Inc.	400	17,672
	Barnes & Noble, Inc.	6,500	260,130
*	Barry (R.G.) Corp.	400	2,880
	Beasley Broadcast Group, Inc.	405	2,880

1

		Shares	Value†
	Beazer Homes USA, Inc.	3,400	$155,244
	Bebe Stores, Inc.	10,100	201,091
*	Bed Bath and Beyond, Inc.	26,000	1,007,500
	Belo Corp. Class A	4,000	72,800
#	Best Buy Co., Inc.	49,800	2,737,506
	Big 5 Sporting Goods Corp.	2,300	56,281
* #	Big Lots, Inc.	12,400	276,644
* #	BJ’s Restaurants, Inc.	2,200	45,672
	Black & Decker Corp.	4,300	369,284
#	Blockbuster, Inc. Class A	10,700	56,282
*	Blockbuster, Inc. Class B	6,300	30,870
	Blyth, Inc.	3,800	96,596
	Bob Evans Farms, Inc.	2,300	78,131
*	Bombay Co., Inc.	100	140
#	Bon-Ton Stores, Inc.	1,400	52,346
	Books-A-Million, Inc.	1,500	31,470
#	Borders Group, Inc.	2,900	66,410
	BorgWarner, Inc.	5,900	341,020
	Boyd Gaming Corp.	6,700	283,745
	Brinker International, Inc.	9,200	418,324
	Brown Shoe Company, Inc.	2,750	130,460
	Brunswick Corp.	8,100	262,197
*	Buca, Inc.	500	2,250
	Buckle, Inc.	1,700	79,883
#	Building Materials Holding Corp.	2,800	68,992
* #	Cabela’s, Inc.	6,800	164,696
*	Cablevision Systems New York Group Class A	20,300	563,731
*	Cache, Inc.	1,500	36,840
*	California Coastal Communities, Inc.	400	8,276
* #	California Pizza Kitchen, Inc.	2,100	65,856
	Callaway Golf Co.	3,300	48,741
*	Career Education Corp.	1,500	37,875
*	CarMax, Inc.	11,999	553,634
* #	Carriage Services, Inc.	400	2,056
*	Carter’s, Inc.	3,800	104,728
*	Casual Male Retail Group, Inc.	3,900	54,795
	Catalina Marketing Corp.	5,000	122,350
	Cato Corp. Class A	3,150	74,781
*	Cavalier Homes, Inc.	800	2,600
*	Cavco Industries, Inc.	240	8,520
	CBRL Group, Inc.	4,400	188,716
	CBS Corp. Class A	5,900	175,407
	CBS Corp. Class B	71,750	2,134,562
*	CEC Entertainment, Inc.	3,600	143,316
	Centex Corp.	10,600	586,604
*	Champps Entertainment, Inc.	100	650
#	Charles and Colvard, Ltd.	1,425	11,557
*	Charlotte Russe Holding, Inc.	2,700	81,459
*	Charming Shoppes, Inc.	12,350	167,095
* #	Charter Communications, Inc.	8,500	25,075
* #	Cheesecake Factory, Inc.	6,000	166,200
*	Chicos FAS, Inc.	11,500	273,125
	Choice Hotels International, Inc.	5,200	237,120
#	Christopher & Banks Corp.	3,850	72,341
*	Chromcraft Revington, Inc.	100	823

2

		Shares	Value†
	Circuit City Stores, Inc.	16,500	$411,840
	Citadel Broadcasting Co.	1,900	18,069
	CKE Restaurants, Inc.	6,200	114,328
	Claire’s Stores, Inc.	8,700	277,617
	Clear Channel Communications, Inc.	42,835	1,506,079
*	Coach, Inc.	32,500	1,404,325
	Coinmach Service Corp. Class A	2,900	29,638
*	Coinstar, Inc.	3,000	97,920
* #	Coldwater Creek, Inc.	10,745	270,237
	Collectors Universe, Inc.	400	5,264
	Collegiate Pacific, Inc.	400	3,860
	Columbia Sportswear Co.	3,600	211,860
*	Comcast Corp. Class A	134,304	5,433,940
*	Comcast Corp. Special Class A Non-Voting	70,800	2,851,824
* #	Conn’s, Inc.	2,100	44,856
	Cooper Tire & Rubber Co.	2,000	26,460
*	Corinthian Colleges, Inc.	4,400	56,760
* #	Cost Plus, Inc.	1,600	17,232
	Courier Corp.	100	3,838
*	Cox Radio, Inc.	2,300	36,570
	CPI Corp.	31	1,295
	Craftmade International, Inc.	200	3,692
* #	Crown Media Holdings, Inc.	3,500	11,305
*	CSK Auto Corp.	4,500	74,925
	CSS Industries, Inc.	450	13,887
*	Culp, Inc.	400	1,972
* #	Cumulus Media, Inc. Class A	300	3,045
	Cutter & Buck, Inc.	100	1,008
*	Cybex International, Inc.	1,100	7,128
*	Dana Corp.	1,400	2,296
	Darden Restaurants, Inc.	15,250	612,287
	Deb Shops, Inc.	100	2,528
*	Deckers Outdoor Corp.	100	5,580
*	Design Within Reach, Inc.	600	3,360
*	DeVry, Inc.	5,200	136,344
	Dillards, Inc. Class A	7,100	252,547
*	Discovery Holding Co. Class A	16,202	248,539
*	Discovery Holding Co. Class B	190	2,913
	Disney (Walt) Co.	231,347	7,646,018
*	Dixie Group, Inc.	200	2,782
	Dollar General Corp.	4,400	68,376
*	Dollar Tree Stores, Inc.	11,100	333,111
	Domino’s Pizza, Inc.	4,200	115,332
	Dover Downs Gaming & Entertainment, Inc.	1,400	18,704
	Dover Motorsports, Inc.	100	529
#	Dow Jones & Co., Inc.	6,700	241,803
*	Drew Industries, Inc.	2,400	66,576
*	drugstore.com, Inc.	10,300	34,711
*	DSW, Inc.	1,500	57,450
#	Eastman Kodak Co.	9,386	244,224
* #	EchoStar Communications Corp. Class A	19,700	709,397
*	Emerson Radio Corp.	600	1,938
	Emmis Communications Corp. Class A	1,700	14,365
	Entercom Communications Corp.	1,900	51,205
*	Entravision Communications Corp.	4,300	30,788

3

		Shares	Value†
* #	Escala Group, Inc.	2,300	$11,017
	Ethan Allen Interiors, Inc.	3,200	113,536
*	Expedia, Inc.	1,914	34,777
	Family Dollar Stores, Inc.	15,600	435,084
*	Famous Dave’s of America, Inc.	800	12,936
	Federated Department Stores, Inc.	58,322	2,454,773
	Finish Line, Inc. Class A	900	12,546
*	Finlay Enterprises, Inc.	200	1,616
	Foot Locker, Inc.	16,600	380,140
	Ford Motor Co.	138,874	1,129,046
#	Fortune Brands, Inc.	16,300	1,318,670
*	Fossil, Inc.	7,050	148,191
*	Franklin Covey Co.	1,000	5,850
	Fred’s, Inc.	1,600	18,864
*	Fuel Systems Solutions, Inc.	1,450	27,550
#	Furniture Brands International, Inc.	1,400	24,108
* #	GameStop Corp. Class A	4,981	279,185
*	GameStop Corp. Class B	1,189	65,229
	Gaming Partners International Corp.	800	13,800
* #	Gander Mountain Co.	200	1,598
	Gannett Co., Inc.	23,400	1,392,768
	Gap, Inc.	60,900	1,140,048
*	Gaylord Entertainment Co.	4,337	212,079
*	Gemstar-TV Guide International, Inc.	46,500	143,685
	General Motors Corp.	59,500	1,739,185
*	Genesco, Inc.	2,100	80,472
*	Gentek, Inc.	1,100	36,113
	Gentex Corp.	11,400	188,898
	Genuine Parts Co.	18,800	881,532
*	Getty Images, Inc.	1,900	83,011
*	Golf Galaxy, Inc.	50	925
* #	Goodyear Tire & Rubber Co.	18,800	316,780
*	Gottschalks, Inc.	100	1,121
	Group 1 Automotive, Inc.	2,200	112,178
* #	GSI Commerce, Inc.	4,500	73,665
* #	Guess?, Inc.	5,000	310,800
*	Guitar Center, Inc.	2,700	118,584
* #	Gymboree Corp.	3,500	139,300
#	H&R Block, Inc.	34,200	820,800
	Handleman Co.	200	1,578
*	Hanesbrands, Inc.	10,187	248,461
	Harley-Davidson, Inc.	28,000	2,065,560
	Harman International Industries, Inc.	6,600	685,344
	Harrah’s Entertainment, Inc.	11,904	936,845
*	Harris Interactive, Inc.	6,323	30,287
	Harte-Hanks, Inc.	8,100	209,790
*	Hartmarx Corp.	2,100	13,818
	Hasbro, Inc.	17,300	462,775
	Haverty Furniture Co., Inc.	1,200	16,728
*	Hawk Corp.	500	5,980
*	Hayes Lemmerz International, Inc.	100	235
	Hearst-Argyle Television, Inc.	4,600	116,104
*	Hibbett Sporting Goods, Inc.	2,987	94,150
	Hilton Hotels Corp.	40,500	1,329,615
*	Hollywood Media Corp.	2,100	8,778

4

		Shares	Value†
	Home Depot, Inc.	212,300	$8,061,031
* #	Home Solutions of America, Inc.	3,100	18,259
	Horton (D.R.), Inc.	15,090	401,998
*	Hot Topic, Inc.	3,425	45,724
* #	Hovnanian Enterprises, Inc. Class A	3,400	120,734
* #	IAC/InterActiveCorp	24,573	896,669
*	Iconix Brand Group, Inc.	4,300	77,357
*	Idearc, Inc.	14,475	398,641
	IHOP Corp.	1,800	94,698
*	Image Entertainment, Inc.	1,300	4,550
* #	Infosonics Corp.	800	3,216
	Interactive Data Corp.	11,200	261,856
*	Interface, Inc. Class A	5,100	75,786
	International Game Technology	41,200	1,803,736
	International Speedway Corp. Class A	3,300	171,039
* #	Interpublic Group of Companies, Inc.	45,216	541,236
*	Interstate Hotels & Resorts, Inc.	3,400	26,486
*	INVESTools, Inc.	3,400	43,758
* #	iRobot Corp.	600	11,166
* #	Isle of Capri Casinos, Inc.	2,600	71,812
*	ITT Educational Services, Inc.	4,900	335,993
*	Jack in the Box, Inc.	3,900	239,811
	Jackson Hewitt Tax Service, Inc.	3,800	137,484
*	Jakks Pacific, Inc.	2,000	43,700
* #	Jarden Corp.	7,275	269,029
*	Jo-Ann Stores, Inc.	1,900	37,487
	Johnson Controls, Inc.	17,400	1,415,142
*	Johnson Outdoors, Inc.	200	3,640
	Jones Apparel Group, Inc.	10,300	346,080
* #	Jos. A. Bank Clothiers, Inc.	1,606	48,164
*	K2, Inc.	2,061	27,865
#	KB Home	5,400	279,126
	Kenneth Cole Productions, Inc. Class A	1,000	23,900
*	Keystone Automotive Industries, Inc.	1,620	58,109
	Kimball International, Inc. Class B	2,500	59,975
*	Kirkland’s, Inc.	800	3,688
*	Knology, Inc.	100	1,000
* #	Kohl’s Corp.	38,100	2,651,760
*	Krispy Kreme Doughnuts, Inc.	6,242	60,610
*	KSW, Inc.	100	564
	K-Swiss, Inc. Class A	2,200	73,062
*	Lamar Advertising Co.	9,800	591,430
	Landry’s Restaurants, Inc.	400	11,300
*	Laureate Education, Inc.	5,700	296,229
*	Lazare Kaplan International, Inc.	100	845
#	La-Z-Boy, Inc.	3,100	36,518
#	Lear Corp.	6,600	204,270
	Leggett & Platt, Inc.	19,400	461,332
	Lennar Corp. Class A	9,700	509,250
	Lennar Corp. Class B	2,960	144,448
*	Lenox Group, Inc.	500	3,050
	Levitt Corp. Class A	1,400	17,444
	Libbey, Inc.	100	1,167
*	Liberty Global, Inc. Class A	6,144	165,704
*	Liberty Global, Inc. Class B	95	2,570

5

		Shares	Value†
*	Liberty Global, Inc. Series C	20,767	$543,265
*	Liberty Media Holding Corp. Capital Class A	13,363	1,174,875
*	Liberty Media Holding Corp. Capital Class B	95	8,336
*	Liberty Media Holding Corp. Interactive Class A	65,061	1,480,788
*	LIFE TIME FITNESS, Inc.	4,000	197,240
	Lifetime Brands, Inc.	1,100	22,110
	Limited Brands, Inc.	42,560	1,348,726
*	Lin TV Corp.	200	1,810
*	Lincoln Educational Services	2,700	33,453
	Lithia Motors, Inc. Class A	900	23,274
*	Live Nation, Inc.	6,941	148,815
	Liz Claiborne, Inc.	10,600	453,150
* #	LKQ Corp.	5,200	119,028
*	Lodgenet Entertainment Corp.	1,200	28,380
*	Lodgian, Inc.	1,700	24,395
	Lone Star Steakhouse & Saloon, Inc.	900	24,786
	Lowe’s Companies, Inc.	132,500	3,996,200
*	Luby’s, Inc.	2,200	24,200
	M/I Homes, Inc.	400	14,912
*	Maidenform Brands, Inc.	2,200	42,064
#	Marine Products Corp.	3,104	34,020
*	MarineMax, Inc.	1,800	48,348
	Marriott International, Inc. Class A	44,400	2,004,660
	Martha Stewart Living Omnimedia, Inc.	2,500	51,875
*	Marvel Entertainment, Inc.	9,400	264,140
	Mattel, Inc.	40,500	888,975
	Matthews International Corp. Class A	2,700	108,405
*	McCormick & Schmick’s Seafood Restaurants, Inc.	1,600	40,128
	McDonald’s Corp.	134,500	5,644,965
	McGraw-Hill Companies, Inc.	38,900	2,592,685
	MDC Holdings, Inc.	3,303	188,700
	Media General, Inc. Class A	400	14,780
*	Mediacom Communications Corp.	8,700	70,383
	Meredith Corp.	4,800	259,680
*	Meritage Homes Corp.	500	24,280
* #	MGM Mirage	25,600	1,376,512
*	Midas, Inc.	1,600	35,184
*	Mity Enterprises, Inc.	10	178
	Modine Manufacturing Co.	2,600	63,960
* #	Mohawk Industries, Inc.	6,154	476,504
	Monaco Coach Corp.	1,600	20,656
*	Monarch Casino & Resort, Inc.	2,100	49,476
* #	Mothers Work, Inc.	500	20,510
	Movado Group, Inc.	1,900	47,519
*	MTR Gaming Group, Inc.	1,200	13,320
* #	Multimedia Games, Inc.	2,400	22,464
*	National RV Holdings, Inc.	300	1,020
#	Nautilus Group, Inc.	2,000	31,080
* #	Navarre Corp.	800	3,832
* #	Netflix, Inc.	3,100	91,078
*	New Frontier Media, Inc.	1,700	15,249
	Newell Rubbermaid, Inc.	27,700	789,173
	News Corp. Class A	230,628	4,750,937
	News Corp. Class B	104,700	2,254,191
	NIKE, Inc. Class B	17,100	1,692,045

6

		Shares	Value†
	Nobility Homes, Inc.	34	$930
	Noble International, Ltd.	700	13,265
	Nordstrom, Inc.	27,400	1,343,148
* #	Nutri/System, Inc.	4,100	283,105
	Oakley, Inc.	7,100	130,782
*	Office Depot, Inc.	30,650	1,160,409
	OfficeMax, Inc.	7,900	371,853
	Omnicom Group, Inc.	18,600	1,900,176
#	Orleans Homebuilders, Inc.	1,500	21,465
	OSI Restaurant Partners, Inc.	3,000	117,300
*	O’Charleys, Inc.	1,800	36,180
* #	O’Reilly Automotive, Inc.	12,576	398,282
*	Outdoor Channel Holdings, Inc.	2,400	30,864
* #	Overstock.com, Inc.	1,200	17,268
	Oxford Industries, Inc.	1,800	91,476
* #	P.F. Chang’s China Bistro, Inc.	600	21,660
*	Pacific Sunwear of California, Inc.	450	8,856
* #	Palm Harbor Homes, Inc.	2,100	28,812
*	Panera Bread Co.	1,600	91,920
* #	Papa John’s International, Inc.	3,500	108,500
*	Payless ShoeSource, Inc.	7,200	224,568
*	PC Mall, Inc.	400	3,768
*	Pegasus Communications Corp.	1,000	2,375
* #	Penn National Gaming, Inc.	7,200	266,184
	Penney (J.C.) Co., Inc.	26,000	2,010,840
*	Perry Ellis International, Inc.	200	7,590
*	PetMed Express, Inc.	2,400	30,864
	PETsMART, Inc.	14,200	420,036
	Phillips-Van Heusen Corp.	5,800	286,114
*	Pinnacle Entertainment, Inc.	5,100	165,801
* #	Playboy Enterprises, Inc. Class B	1,100	12,771
	Polaris Industries, Inc.	3,600	162,072
	Polo Ralph Lauren Corp.	5,200	406,640
*	Pomeroy IT Solutions, Inc.	300	2,220
	Pool Corp.	5,750	235,577
#	Pre-Paid Legal Services, Inc.	1,600	66,432
* #	Priceline.com, Inc.	4,400	173,756
*	Princeton Review, Inc.	1,659	8,793
* #	Progressive Gaming International Corp.	900	7,200
*	Proliance International, Inc.	100	373
*	ProQuest Co.	200	2,770
	Pulte Homes, Inc.	18,600	627,564
* #	Quiksilver, Inc.	12,500	181,875
#	R.H. Donnelley Corp.	3,001	186,062
*	Radio One, Inc. Class D	3,400	22,066
	RadioShack Corp.	7,600	133,228
*	Rare Hospitality International, Inc.	3,400	110,058
*	RC2 Corp.	1,900	81,453
*	RCN Corp.	3,300	99,198
#	Reader’s Digest Association, Inc.	9,922	166,193
* #	Red Robin Gourmet Burgers, Inc.	1,600	54,992
*	RedEnvelope, Inc.	600	4,596
#	Regis Corp.	4,500	172,395
*	Rent-A-Center, Inc.	7,650	209,151
*	Rentrak Corp.	800	11,792

7

		Shares	Value†
*	Restoration Hardware, Inc.	4,000	$34,160
*	Retail Ventures, Inc.	5,000	95,150
*	Rocky Brands, Inc.	300	4,233
	Ross Stores, Inc.	13,400	415,266
*	Rubio’s Restaurants, Inc.	400	3,952
#	Ruby Tuesday, Inc.	5,900	159,241
	Russ Berrie & Co., Inc.	500	8,025
	Ryland Group, Inc.	3,800	200,450
*	Saga Communications, Inc. Class A	1,025	9,153
	Saks, Inc.	14,400	295,488
	Salem Communications Corp.	548	6,773
*	Sally Beauty Holdings, Inc	9,850	91,211
* #	Salton, Inc.	100	281
	Sauer-Danfoss, Inc.	4,500	139,275
* #	Scholastic Corp.	2,700	89,964
* #	Scientific Games Corp.	11,300	328,265
	Scripps (E.W.) Co.	12,600	615,636
*	Sears Holdings Corp.	16,838	2,886,370
* #	Select Comfort Corp.	5,400	93,474
	Service Corp. International	28,500	281,295
#	Sherwin-Williams Co.	14,300	894,465
*	Shiloh Industries, Inc.	1,200	19,992
* #	Shuffle Master, Inc.	3,725	115,996
*	Silverleaf Resorts, Inc.	200	808
	Sinclair Broadcast Group, Inc. Class A	3,400	33,830
* #	Six Flags, Inc.	5,200	28,132
*	Skechers U.S.A., Inc. Class A	2,500	73,750
	Skyline Corp.	600	25,134
* #	Smith & Wesson Holding Corp.	4,200	54,810
	Snap-On, Inc.	6,400	304,000
	Sonic Automotive, Inc.	1,800	51,372
*	Sonic Corp.	8,788	206,342
	Sotheby’s Class A	7,100	220,739
* #	Source Interlink Companies, Inc.	3,900	34,788
*	Spanish Broadcasting System, Inc.	1,800	7,614
	Spartan Motors, Inc.	1,100	24,574
	Speedway Motorsports, Inc.	4,400	166,760
*	Sport Chalet, Inc. Class A	600	5,730
	Stage Stores, Inc.	1,600	52,864
*	Stamps.com, Inc.	2,750	42,927
	Standard Motor Products, Inc.	300	4,134
	Standard Pacific Corp.	5,800	148,828
	Stanley Furniture, Inc.	200	4,406
	Staples, Inc.	76,550	1,949,728
*	Starbucks Corp.	68,700	2,424,423
*	Starwood Hotels & Resorts Worldwide, Inc.	21,200	1,360,404
	Station Casinos, Inc.	3,700	251,748
	Stein Mart, Inc.	4,400	69,080
*	Steinway Musical Instruments, Inc.	200	5,840
	Steven Madden, Ltd.	2,250	82,732
*	Stoneridge, Inc.	1,600	11,584
	Strayer Education, Inc.	1,500	165,075
	Stride Rite Corp.	3,000	46,890
	Sturm Ruger & Co., Inc.	1,200	12,528
*	Sunterra Corp.	400	4,160

8

		Shares	Value†
#	Sun-Times Media Group, Inc. Class A	3,500	$17,045
#	Superior Industries International, Inc.	1,700	33,541
*	Syms Corp.	400	7,348
* #	Syntax-Brillian Corp.	4,500	37,665
* #	Systemax, Inc.	2,900	39,179
	Talbots, Inc.	4,700	117,124
*	Tandy Leather Factory, Inc.	600	4,710
	Target Corp.	81,600	4,740,144
	Tarragon Corp.	300	3,747
*	Tempur-Pedic International, Inc.	9,400	198,152
*	Tenneco Automotive, Inc.	4,800	113,184
*	Texas Roadhouse, Inc.	100	1,374
*	The Children’s Place Retail Stores, Inc.	3,100	200,012
*	The DIRECTV Group, Inc.	130,400	2,966,600
*	The Dress Barn, Inc.	6,500	157,430
	The Marcus Corp.	2,000	50,900
	The McClatchey Co.	4,898	204,100
	The Men’s Wearhouse, Inc.	5,650	216,395
	The New York Times Co. Class A	13,600	328,304
	The Pep Boys - Manny, Moe & Jack	3,400	45,900
	The Stanley Works	8,600	438,772
*	The Steak n Shake Co.	2,800	48,216
	The TJX Companies, Inc.	52,850	1,449,147
	Thor Industries, Inc.	6,200	280,612
	Tiffany & Co.	14,200	545,706
	Tim Hortons, Inc.	17,334	535,274
*	Timberland Co. Class A	4,800	150,000
	Time Warner, Inc.	435,000	8,760,900
*	TiVo, Inc.	6,100	34,770
*	Toll Brothers, Inc.	14,400	463,680
*	Tractor Supply Co.	4,200	199,920
	Traffix, Inc.	500	2,630
	Triarc Companies, Inc. Class A	2,800	57,624
	Triarc Companies, Inc. Class B	3,200	59,968
	Tribune Co.	22,400	712,320
* #	True Religion Apparel, Inc.	2,100	31,920
* #	Trump Entertainment Resorts, Inc.	100	2,132
*	TRW Automotive Holdings Corp.	10,700	265,788
	Tupperware Corp.	6,100	129,503
*	Tween Brands, Inc.	3,500	146,720
	Unifirst Corp.	500	20,750
	United Auto Group, Inc.	10,100	237,047
*	United Retail Group, Inc.	900	13,122
*	Universal Electronics, Inc.	1,300	27,300
* #	Univision Communications, Inc. Class A	23,040	819,994
*	Urban Outfitters, Inc.	10,100	225,028
	V.F. Corp.	11,700	917,163
*	Vail Resorts, Inc.	4,200	184,884
*	Valassis Communications, Inc.	600	9,276
*	ValueVision Media, Inc. Class A	4,067	53,766
* #	Varsity Group, Inc.	800	1,256
* #	Vertrue, Inc.	500	19,155
*	Viacom, Inc. Class A	5,150	193,640
*	Viacom, Inc. Class B	54,800	2,055,548
	Visteon Corp.	14,100	113,364

9

		Shares	Value†
*	Warnaco Group, Inc.	3,097	$80,274
	Warner Music Group Corp.	16,100	409,262
* #	WCI Communities, Inc.	500	9,290
	Weight Watchers International, Inc.	8,900	435,566
#	Wendy’s International, Inc.	12,800	416,896
*	West Marine, Inc.	1,492	25,812
* #	Wet Seal, Inc. Class A	8,700	63,162
#	Whirlpool Corp.	8,000	682,400
	Wiley (John) & Sons, Inc. Class A	4,900	194,922
#	Williams-Sonoma, Inc.	8,500	269,620
*	Wilsons The Leather Experts, Inc.	400	912
	Winnebago Industries, Inc.	3,300	114,840
* #	WMS Industries, Inc.	3,200	111,296
	Wolverine World Wide, Inc.	6,050	175,813
	World Wrestling Entertainment, Inc.	600	9,564
*	Wyndham Worldwide Corp.	11,690	371,041
#	Wynn Resorts, Ltd.	9,400	825,790
*	XM Satellite Radio Holdings, Inc.	900	12,996
	Yankee Candle Co., Inc.	5,300	180,518
	Yum! Brands, Inc.	27,400	1,676,606
*	Zale Corp.	4,300	132,311
Total Consumer Discretionary			181,255,714

Consumer Staples — (8.6%)
*	Alberto-Culver Co.	9,850	197,689
	Alico, Inc.	700	39,893
*	Alliance One International, Inc.	9,200	59,616
	Altria Group, Inc.	220,700	18,585,147
#	American Italian Pasta Co.	250	2,107
	Anheuser-Busch Companies, Inc.	80,800	3,838,808
	Archer-Daniels-Midland Co.	69,600	2,442,960
	Avon Products, Inc.	28,500	930,240
*	BJ’s Wholesale Club, Inc.	6,700	216,410
*	Boston Beer Co., Inc. Class A	1,100	39,666
	Brown-Forman Corp. Class B	5,800	402,810
	Cal-Maine Foods, Inc.	400	3,312
#	Campbell Soup Co.	44,500	1,694,115
*	Carrington Laboratories, Inc.	94	389
	Casey’s General Stores, Inc.	4,900	121,961
	CCA Industries, Inc.	100	1,165
* #	Central European Distribution Corp.	3,175	90,964
* #	Central Garden & Pet Co.	2,100	109,620
* #	Chattem, Inc.	2,100	102,354
#	Chiquita Brands International, Inc.	1,600	22,880
	Church & Dwight Co., Inc.	6,650	278,701
	Clorox Co.	13,000	832,000
	Coca-Cola Co.	248,800	11,651,304
	Coca-Cola Enterprises, Inc.	43,000	879,350
	Colgate-Palmolive Co.	55,300	3,597,265
	ConAgra, Inc.	53,500	1,374,950
* #	Constellation Brands, Inc. Class A	21,100	590,378
	Corn Products International, Inc.	7,700	279,664
	Costco Wholesale Corp.	49,400	2,581,644
*	Cuisine Solutions, Inc.	683	3,914
	CVS Corp.	81,500	2,344,755

10

		Shares	Value†
*	Darling International, Inc.	8,700	$39,672
*	Dean Foods Co.	14,650	627,313
	Del Monte Foods Co.	18,900	213,381
	Delta & Pine Land Co.	3,500	141,925
*	Elizabeth Arden, Inc.	2,800	51,520
*	Energizer Holdings, Inc.	7,400	489,066
	Estee Lauder Companies, Inc.	13,900	573,931
	Flowers Foods, Inc.	6,112	162,824
	General Mills, Inc.	37,200	2,081,340
#	Great Atlantic & Pacific Tea Co., Inc.	3,900	102,570
*	Green Mountain Coffee, Inc.	797	39,212
*	Hain Celestial Group, Inc.	2,500	75,100
	Heinz (H.J.) Co.	36,300	1,613,535
	Hormel Foods Corp.	14,100	534,108
#	Imperial Sugar Co. (New)	100	2,304
	Ingles Market, Inc. Class A	1,200	35,724
* #	Integrated Biopharma, Inc.	800	5,720
	Inter Parfums, Inc.	2,101	42,356
* #	Interstate Bakeries Corp.	1,000	2,800
	J & J Snack Foods Corp.	1,900	72,732
	J. M. Smucker Co.	5,176	248,862
	Kellogg Co.	41,900	2,085,782
	Kimberly-Clark Corp.	47,200	3,137,384
#	Kraft Foods, Inc.	49,200	1,724,460
	Lancaster Colony Corp.	3,300	141,042
	Lance, Inc.	3,100	59,272
	Loews Corp. - Carolina Group	9,800	611,226
	Longs Drug Stores Corp.	3,900	160,251
#	Mannatech, Inc.	2,700	40,284
*	Maui Land & Pineapple Co., Inc.	300	9,540
	McCormick & Co., Inc.	12,900	499,488
* #	Medifast, Inc.	900	11,745
#	MGP Ingredients, Inc.	1,600	34,896
	Molson Coors Brewing Co.	4,400	312,752
	Nash Finch Co.	700	18,515
#	National Beverage Corp.	4,200	53,088
*	Natural Alternatives International, Inc.	300	2,589
	Nature’s Sunshine Products, Inc.	1,260	14,112
*	NBTY, Inc.	7,400	268,990
	Nu Skin Enterprises, Inc. Class A	6,500	124,670
*	Omega Protein Corp.	700	5,033
* #	Pantry, Inc.	1,900	93,138
* #	Parlux Fragrances, Inc.	1,200	7,920
*	Pathmark Stores, Inc.	5,600	63,224
*	Peet’s Coffee & Tea, Inc.	1,000	25,450
	PepsiAmericas, Inc.	12,500	260,500
	PepsiCo, Inc.	175,800	10,894,326
* #	Performance Food Group Co.	1,800	48,708
	Pilgrim’s Pride Corp.	5,500	140,360
* #	Playtex Products, Inc.	6,400	95,104
*	PriceSmart, Inc.	3,000	51,690
	Procter & Gamble Co.	342,180	21,485,482
	Ralcorp Holdings, Inc.	2,900	146,885
	Reliv International, Inc.	400	3,576
	Reynolds American, Inc.	31,000	1,991,440

11

		Shares	Value†
* #	Rite Aid Corp.	59,300	$281,675
	Ruddick Corp.	4,700	131,036
#	Safeway, Inc.	47,200	1,454,232
#	Sanderson Farms, Inc.	1,950	53,917
	Sara Lee Corp.	73,000	1,210,340
*	Smart & Final Food, Inc.	3,400	61,404
*	Smithfield Foods, Inc.	10,600	279,628
	Spartan Stores, Inc.	2,159	45,404
* #	Star Scientific, Inc.	6,900	25,323
	Supervalu, Inc.	18,614	637,716
#	Sysco Corp.	66,500	2,384,025
	Tasty Baking Co.	100	924
	The Hershey Co.	17,800	942,866
	The Kroger Co.	72,000	1,545,120
	The Topps Co., Inc.	3,800	33,364
	Tootsie Roll Industries, Inc.	3,006	97,545
*	TreeHouse Foods, Inc.	780	25,038
	Tyson Foods, Inc. Class A	23,900	379,771
* #	United Natural Foods, Inc.	4,500	159,480
	Universal Corp.	1,700	79,169
*	USANA Health Services, Inc.	1,900	91,922
	UST, Inc.	17,800	996,444
#	Vector Group, Ltd.	5,007	89,375
	Walgreen Co.	106,900	4,328,381
	Wal-Mart Stores, Inc.	349,148	16,095,723
	WD-40 Co.	1,800	58,500
	Weis Markets, Inc.	2,400	97,008
#	Whole Foods Market, Inc.	11,100	541,680
* #	Wild Oats Markets, Inc.	3,200	48,448
#	Wrigley (Wm.) Jr. Co.	21,725	1,139,259
Total Consumer Staples			138,409,665

Energy — (8.3%)
*	Abraxas Petroleum Corp.	1,000	4,240
	Adams Resources & Energy, Inc.	300	9,075
* #	Allis-Chalmers Energy, Inc.	1,800	37,980
* #	American Oil & Gas, Inc.	2,600	20,670
	Anadarko Petroleum Corp.	46,900	2,314,984
	Apache Corp.	34,298	2,398,459
	Arch Coal, Inc.	14,600	524,140
*	Arena Resources, Inc.	1,500	65,550
*	Atlas America, Inc.	2,094	101,768
* #	ATP Oil & Gas Corp.	2,900	131,225
* #	Atwood Oceanics, Inc.	3,300	163,581
	Baker Hughes, Inc.	31,000	2,276,330
	Berry Petroleum Corp. Class A	3,600	117,900
#	BJ Services Co.	27,500	928,675
*	Bolt Technology Corp.	300	6,030
* #	Boots & Coots International Well Control, Inc.	2,300	4,255
*	Brigham Exploration Co.	300	2,583
* #	Bristow Group, Inc.	1,100	39,127
	Cabot Oil & Gas Corp.	5,050	313,756
*	Callon Petroleum Co.	400	6,452
*	Cameron International Corp.	12,400	673,568
#	CARBO Ceramics, Inc.	1,950	75,874

12

		Shares	Value†
*	Carrizo Oil & Gas, Inc.	2,900	$96,570
* #	Cheniere Energy, Inc.	2,500	76,900
#	Chesapeake Energy Corp.	44,300	1,507,529
	Chevron Corp.	214,114	15,484,724
	Cimarex Energy Co.	7,533	283,316
*	Clayton Williams Energy, Inc.	1,100	43,439
*	CNX Gas Corp.	12,100	336,380
*	Comstock Resources, Inc.	3,900	119,028
	ConocoPhillips	120,973	8,141,483
	CONSOL Energy, Inc.	16,800	616,728
* #	Contango Oil & Gas Co.	1,100	25,542
* #	Delta Petroleum Corp.	5,533	167,207
* #	Denbury Resources, Inc.	12,800	375,680
	Devon Energy Corp.	39,496	2,897,822
#	Diamond Offshore Drilling, Inc.	10,100	783,962
* #	Dresser-Rand Group, Inc.	300	7,263
* #	Dril-Quip, Inc.	4,200	177,786
*	Edge Petroleum Corp.	1,700	33,745
	El Paso Corp.	58,400	852,640
* #	Encore Acquisition Co.	4,700	127,652
* #	Endeavour International Corp.	6,100	14,030
*	Energy Partners, Ltd.	3,000	72,900
	ENSCO International, Inc.	14,591	756,689
#	EOG Resources, Inc.	22,200	1,565,766
* #	Evergreen Energy, Inc.	8,900	78,320
	Exxon Mobil Corp.	642,700	49,365,787
*	FMC Technologies, Inc.	6,291	377,523
*	Forest Oil Corp.	6,000	213,240
	Frontier Oil Corp.	11,500	363,860
* #	FX Energy, Inc.	2,400	16,800
*	Giant Industries, Inc.	1,400	107,926
* #	Goodrich Petroleum Corp.	2,600	114,296
* #	Grant Prideco, Inc.	12,100	530,222
* #	Grey Wolf, Inc.	20,500	145,140
	Gulf Island Fabrication, Inc.	1,400	52,682
*	Gulfmark Offshore, Inc.	2,100	84,567
*	Gulfport Energy Corp.	400	4,776
	Halliburton Co.	76,200	2,570,988
* #	Hanover Compressor Co.	11,311	223,392
*	Harvest Natural Resources, Inc.	2,400	24,600
*	Helix Energy Solutions Group, Inc.	8,846	325,356
	Helmerich & Payne, Inc.	10,400	276,328
	Hess Corp.	24,600	1,236,642
	Holly Corp.	6,400	345,664
* #	Hornbeck Offshore Services, Inc.	2,300	86,802
*	Houston American Energy Corp.	400	2,340
*	Houston Exploration Co.	2,300	129,076
	Hugoton Royalty Trust	692	19,300
*	Hydril Co.	2,100	158,886
* #	Infinity, Inc.	900	3,375
* #	Input/Output, Inc.	9,400	101,990
*	Key Energy Group, Inc.	8,300	127,820
	Kinder Morgan, Inc.	11,300	1,185,935
*	Lone Star Technologies, Inc.	3,200	167,872
	Marathon Oil Corp.	35,992	3,396,925

13

		Shares	Value†
*	Mariner Energy, Inc.	5,325	$111,559
	MarkWest Hydrocarbon, Inc.	1,363	57,287
	Massey Energy Co.	4,500	123,840
*	Matrix Service Co.	2,400	38,352
* #	McMoran Exploration Co.	2,000	31,420
*	Meridian Resource Corp.	3,836	13,618
* #	Metretek Technologies, Inc.	1,000	14,240
*	Mitcham Industries, Inc.	200	2,500
	Murphy Oil Corp.	19,800	1,074,744
*	NATCO Group, Inc. Class A	2,100	72,387
*	National-Oilwell, Inc.	18,534	1,232,696
* #	Newfield Exploration Co.	12,400	617,148
*	Newpark Resources, Inc.	7,000	43,050
	Noble Energy, Inc.	18,042	965,247
* #	NS Group, Inc.	2,300	152,145
	Occidental Petroleum Corp.	77,588	3,905,780
*	Oceaneering International, Inc.	5,800	252,938
*	Oil States International, Inc.	4,900	170,569
*	OMNI Energy Services Corp.	1,000	10,100
#	Overseas Shipholding Group, Inc.	3,900	224,484
* #	Parallel Petroleum Corp.	3,700	73,075
*	Parker Drilling Co.	9,800	94,374
	Patterson-UTI Energy, Inc.	15,000	415,650
	Peabody Energy Corp.	21,400	984,614
	Penn Virginia Corp.	1,900	143,241
*	Petrohawk Energy Corp.	14,064	182,410
*	Petroleum Development Corp.	1,600	67,568
*	PetroQuest Energy, Inc.	5,300	66,462
*	PHI, Inc. Non-Voting	200	6,772
*	Pioneer Drilling Co.	2,000	28,960
	Pioneer Natural Resources Co.	11,507	501,130
*	Plains Exploration & Production Co.	8,374	394,248
	Pogo Producing Co.	5,000	264,600
*	Pride International, Inc.	13,200	426,228
* #	Quicksilver Resources, Inc.	5,850	247,513
#	Range Resources Corp.	14,500	450,805
* #	Rentech, Inc.	17,900	71,958
#	Rowan Companies, Inc.	6,300	226,926
	RPC, Inc.	5,200	117,000
*	SEACOR Holdings, Inc.	2,400	226,008
	Smith International, Inc.	23,200	982,752
*	Southwestern Energy Co.	16,400	690,932
	St. Mary Land & Exploration Co.	11,000	440,880
*	Stone Energy Corp.	1,600	62,432
* #	SulphCo, Inc.	4,200	21,000
	Sunoco, Inc.	8,600	586,176
*	Superior Energy Services, Inc.	8,500	276,845
*	Swift Energy Corp.	2,700	137,997
	Tesoro Petroleum Corp.	6,400	450,880
*	TETRA Technologies, Inc.	7,750	200,260
*	TGC Industries, Inc.	925	7,196
	The Williams Companies, Inc.	59,600	1,654,496
#	Tidewater, Inc.	5,300	293,249
* #	Transmeridian Exploration, Inc.	9,500	31,825
*	Trico Marine Services, Inc.	1,500	54,525

14

		Shares	Value†
* #	Tri-Valley Corp.	1,400	$11,564
*	Unit Corp.	3,700	188,811
*	Universal Compression Holdings, Inc.	2,900	182,555
	USEC, Inc.	4,700	58,562
*	VAALCO Energy, Inc.	6,400	53,696
	Valero Energy Corp.	51,994	2,863,310
*	Veritas DGC, Inc.	3,700	289,229
* #	Warren Resources, Inc.	400	5,348
*	Warrior Energy Service Corp.	500	14,525
*	Westmoreland Coal Co.	600	13,266
*	Westside Energy Corp.	200	256
*	W-H Energy Services, Inc.	3,100	148,025
* #	Whiting Petroleum Corp.	2,600	124,800
	World Fuel Services Corp.	2,900	140,650
	XTO Energy, Inc.	34,233	1,732,190
Total Energy			132,441,311

Financials — (18.6%)
	1st Source Corp.	2,290	71,608
	21st Century Holding Co.	400	10,552
	21st Century Insurance Group	5,300	90,577
	A.G. Edwards, Inc.	7,800	451,230
* #	Accredited Home Lenders Holding Co.	1,000	29,630
	Advance America Cash Advance Centers, Inc.	100	1,416
	Advanta Corp. Class A	800	33,352
	Advanta Corp. Class B Non-Voting	1,700	77,554
* #	Affiliated Managers Group, Inc.	3,550	362,490
	AFLAC, Inc.	48,400	2,136,376
	Alabama National Bancorporation	2,000	136,960
	Alfa Corp.	7,704	149,304
*	Allegheny Corp.	110	37,686
	Allstate Corp.	63,557	4,034,598
	AMBAC Financial Group, Inc.	9,600	822,144
	Amcore Financial, Inc.	2,100	66,864
	American Bancorp of New Jersey, Inc.	100	1,220
	American Capital Strategies, Ltd.	12,700	575,056
	American Equity Investment Life Holding Co.	3,900	50,700
	American Express Co.	131,700	7,733,424
	American Financial Group, Inc.	7,100	370,691
	American International Group, Inc.	252,200	17,734,704
	American National Insurance Co.	500	57,085
*	American Physicians Capital, Inc.	900	35,928
	American West Bancorporation	733	16,031
* #	AmeriCredit Corp.	12,300	288,435
	Ameriprise Financial, Inc.	23,940	1,295,154
	Ameris Bancorp	1,300	36,283
	Anchor Bancorp Wisconsin, Inc.	2,200	63,052
	AON Corp.	27,200	970,496
*	Argonaut Group, Inc.	2,100	71,148
#	Associated Banc-Corp	13,614	452,529
	Assurant, Inc.	13,300	730,968
#	ASTA Funding, Inc.	1,400	46,088
	Astoria Financial Corp.	10,850	324,415
	Atlantic Coast Federal Corp.	900	16,200
	BancFirst Corp.	1,500	79,905

15

		Shares	Value†
	BancorpSouth, Inc.	8,300	$216,215
	Bank of America Corp.	472,128	25,424,093
	Bank of Hawaii Corp.	5,200	268,476
	Bank of New York Co., Inc.	77,800	2,765,012
	Bank of the Ozarks, Inc.	1,700	55,675
	BankAtlantic Bancorp, Inc. Class A	5,300	69,271
	BankFinancial Corp.	1,600	28,016
	BankUnited Financial Corp. Class A	3,200	81,600
	Banner Corp.	1,200	54,792
	BB&T Corp.	56,002	2,408,646
	Bear Stearns Companies, Inc.	10,900	1,662,032
	Berkley (W.R.) Corp.	20,230	709,466
	Berkshire Hills Bancorp, Inc.	600	20,238
	Blackrock, Inc.	10,100	1,448,037
	BOK Financial Corp.	6,929	373,404
#	Boston Private Financial Holdings, Inc.	3,100	84,165
	Bristol West Holdings, Inc.	1,700	26,333
	Brooke Corp.	500	5,630
	Brookline Bancorp, Inc.	3,900	52,650
	Brown & Brown, Inc.	15,100	437,900
	Camden National Corp.	600	26,946
	Capital Corp. of the West	1,100	35,167
*	Capital Crossing Bank	400	11,800
	Capital One Financial Corp.	23,439	1,825,429
	Capitol Bancorp, Ltd.	1,500	67,200
	Capitol Federal Financial	7,789	290,374
	Cardinal Financial Corp.	1,600	15,920
	Cash America International, Inc.	3,000	132,570
* #	Cash Systems, Inc.	700	4,564
#	Cathay General Bancorp	5,352	183,895
*	CB Richard Ellis Group, Inc.	22,300	734,339
*	Centennial Bank Holdings, Inc.	1,400	13,342
#	Center Bancorp, Inc.	700	11,200
	Center Financial Corp.	1,700	38,131
	Central Pacific Financial Corp.	1,600	59,952
	Chemical Financial Corp.	1,676	54,738
	Chittenden Corp.	4,150	124,832
	Chubb Corp.	42,800	2,215,328
	Cincinnati Financial Corp.	15,971	707,196
	CIT Group, Inc.	17,200	894,572
	Citigroup, Inc.	461,344	22,878,049
#	Citizens Banking Corp.	4,000	107,360
* #	Citizens, Inc.	2,615	16,762
	City Holding Co.	1,800	71,100
	City National Corp.	4,900	332,318
*	CNA Financial Corp.	25,800	993,300
*	CNA Surety Corp.	4,300	85,828
#	Cohen & Steers, Inc.	3,700	140,415
	Columbia Banking System, Inc.	1,555	52,295
	Comerica, Inc.	16,700	972,775
	Commerce Bancorp, Inc.	19,800	688,248
	Commerce Bancshares, Inc.	7,385	358,871
	Commerce Group, Inc.	6,300	192,213
	Community Bank System, Inc.	2,000	48,080
	Community Trust Bancorp, Inc.	100	4,041
	Compass Bancshares, Inc.	11,600	662,824

16

		Shares	Value†
* #	CompuCredit Corp.	4,800	$180,768
*	Conseco, Inc.	7,100	141,219
	Consolidated-Tokoma Land Co.	600	43,050
* #	Consumer Portfolio Services, Inc.	200	1,372
#	Corus Bankshares, Inc.	4,788	107,299
	Countrywide Financial Corp.	62,998	2,502,281
	Cullen Frost Bankers, Inc.	5,700	310,650
	CVB Financial Corp.	8,103	117,818
*	Dearborn Bancorp, Inc.	100	2,119
	Delphi Financial Group, Inc. Class A	4,400	178,200
	Delta Financial Corp.	883	8,344
	Dime Community Bancshares	3,600	50,652
*	Dollar Financial Corp.	100	2,926
	Donegal Group, Inc. Class A	1,800	34,542
#	Downey Financial Corp.	2,700	196,560
*	E*TRADE Financial Corp.	46,600	1,121,662
	East West Bancorp, Inc.	6,400	227,904
	Eaton Vance Corp.	13,800	440,220
	EMC Insurance Group, Inc.	1,000	34,480
* #	Encore Capital Group, Inc.	700	9,744
	Erie Indemnity Co.	6,057	340,888
	F.N.B. Corp.	5,825	104,384
	FBL Financial Group, Inc. Class A	1,300	51,220
	Federal Agriculture Mortgage Corporation Class C	300	7,827
	Federal National Mortgage Association	96,877	5,524,895
	Federated Investors, Inc.	11,500	381,570
	Fidelity Bankshares, Inc.	2,262	89,032
	Fidelity National Financial, Inc.	17,999	407,497
	Fidelity Southern Corp.	400	7,440
#	Fifth Third Bancorp	52,622	2,074,885
	Financial Federal Corp.	2,550	70,635
	Financial Institutions, Inc.	50	1,167
*	First Acceptance Corp.	5,100	51,510
	First American Corp.	8,700	335,907
	First Bancorp	1,400	29,274
	First Busey Corp.	2,100	49,560
*	First Cash Financial Services, Inc.	3,400	69,462
	First Charter Corp.	2,900	69,745
	First Citizens BancShares, Inc.	100	19,955
	First Commonwealth Financial Corp.	7,100	97,554
	First Community Bancorp	2,700	145,827
	First Community Bancshares, Inc.	1,100	41,426
	First Financial Bancorp	3,900	64,701
	First Financial Corp.	1,200	40,680
	First Financial Holdings, Inc.	1,200	45,144
	First Horizon National Corp.	12,900	514,194
	First Indiana Corp.	1,825	45,315
	First Marblehead Corp.	6,900	516,396
	First Merchants Corp.	1,045	27,870
	First Midwest Bancorp, Inc.	4,100	152,725
	First Niagara Financial Group, Inc.	7,285	104,685
	First Place Financial Corp.	1,100	26,785
*	First Regional Bancorp	1,300	43,758
	First Republic Bank	2,850	114,342
	First State Bancorporation	1,700	43,452
*	FirstCity Financial Corp.	100	1,044

17

		Shares	Value†
* #	FirstFed Financial Corp.	1,200	$78,024
	FirstMerit Corp.	8,400	199,080
#	Flagstar Bancorp, Inc.	4,100	61,705
	Flushing Financial Corp.	2,100	35,700
	Forest City Enterprises, Inc. Class A	600	34,956
	Forest City Enterprises, Inc. Class B	300	17,487
*	FPIC Insurance Group, Inc.	1,000	38,750
*	Franklin Bank Corp.	1,800	35,316
	Franklin Resources, Inc.	25,600	2,732,544
	Fremont General Corp.	6,000	102,060
	Frontier Financial Corp.	4,500	135,180
	Fulton Financial Corp.	18,604	302,315
	Gallagher (Arthur J.) & Co.	10,200	298,758
	GAMCO Investors, Inc.	600	23,430
	Gateway Financial Holdings, Inc.	100	1,454
	GB&T Bancshares, Inc.	700	15,337
	German American Bancorp, Inc.	300	4,320
	Glacier Bancorp, Inc.	3,256	115,718
	Great American Financial Resources, Inc.	200	4,434
*	Great Lakes Bancorp, Inc.	60	883
#	Great Southern Bancorp, Inc.	1,495	43,729
	Greater Bay Bancorp	5,000	128,700
	Greene County Bancshares, Inc.	1,000	38,540
#	Greenhill & Co., Inc.	3,000	209,130
*	Grubb & Ellis Co.	100	1,096
	Hancock Holding Co.	3,400	182,648
	Hanmi Financial Corp.	4,700	102,601
	Hanover Insurance Group, Inc.	4,500	213,210
	Harbor Florida Bancshares, Inc.	2,200	95,854
	Harleysville Group, Inc.	2,900	103,124
	Harleysville National Corp.	2,859	57,780
	Hartford Financial Services Group, Inc.	32,400	2,778,624
	HCC Insurance Holdings, Inc.	11,850	357,751
	Heartland Financial USA, Inc.	500	14,475
#	Hercules Technology Growth Capital, Inc.	100	1,359
	Heritage Commerce Corp.	900	23,328
	Heritage Financial Group	400	6,644
	Hilb Rogal Hamilton Co.	3,500	145,600
	Horace Mann Educators Corp.	2,800	56,616
	Horizon Financial Corp.	1,000	24,690
	Hudson City Bancorp, Inc.	52,263	693,530
	Huntington Bancshares, Inc.	23,300	566,423
	IBERIABANK Corp.	1,025	58,456
	Independent Bank Corp. MA	1,500	51,540
	Independent Bank Corp. MI	2,263	53,158
#	IndyMac Bancorp, Inc.	5,700	261,915
	Infinity Property & Casualty Corp.	800	36,120
	Integra Bank Corp.	1,800	50,130
	Interchange Financial Services Corp.	1,700	38,964
	International Bancshares Corp.	5,000	154,550
	International Securities Exchange Holdings, Inc.	3,600	191,448
*	Intervest Bancshares Corp.	800	27,904
*	Investment Technology Group, Inc.	3,950	148,125
	Investors Financial Services Corp.	7,000	278,390
	Irwin Financial Corp.	2,000	44,060
	ITLA Capital Corp.	300	15,906
	Janus Capital Group, Inc.	18,800	380,888
	Jefferies Group, Inc.	12,700	368,173

18

		Shares	Value†
	Jones Lang LaSalle, Inc.	4,000	$364,000
	JPMorgan Chase & Co.	356,452	16,496,599
	KeyCorp	40,300	1,454,830
	K-Fed Bancorp	700	13,090
	KNBT Bancorp, Inc.	1,900	31,920
*	Knight Capital Group, Inc.	5,100	89,811
	LandAmerica Financial Group, Inc.	1,100	67,221
	Legacy Bancorp, Inc.	100	1,615
	Legg Mason, Inc.	7,450	710,432
	Lehman Brothers Holdings, Inc.	54,490	4,014,278
	Leucadia National Corp.	20,000	551,800
	Lincoln National Corp.	29,307	1,863,632
	LNB Bancorp, Inc.	240	4,049
	Loews Corp.	98,400	3,928,128
	M&T Bank Corp.	8,400	996,576
	Macatawa Bank Corp.	1,306	28,876
	MAF Bancorp, Inc.	2,300	101,177
*	Markel Corp.	1,100	492,525
*	Marlin Business Services, Inc.	500	10,840
#	Marsh & McLennan Companies, Inc.	37,500	1,178,250
	Marshall & Ilsley Corp.	26,507	1,213,756
	MB Financial, Inc.	3,550	127,516
	MBIA, Inc.	12,200	849,730
	MBT Financial Corp.	700	10,738
	MCG Capital Corp.	3,600	70,344
*	Meadowbrook Insurance Group, Inc.	300	2,925
	Mellon Financial Corp.	42,600	1,713,798
	Mercantile Bankshares Corp.	12,850	586,088
	Mercer Insurance Group, Inc.	100	2,021
	Mercury General Corp.	5,600	299,320
	Merrill Lynch & Co., Inc.	91,800	8,026,074
	MetLife, Inc.	78,100	4,586,813
	MGIC Investment Corp.	6,200	359,352
	Midland Co.	100	4,555
	Mid-State Bancshares	2,000	72,740
	Midwest Banc Holdings, Inc.	2,100	48,930
	Moody’s Corp.	30,500	2,119,140
	Morgan Stanley	112,000	8,529,920
*	Move, Inc.	16,700	92,518
	Nara Bancorp, Inc.	2,500	50,700
* #	Nasdaq Stock Market, Inc.	8,600	345,290
	National City Corp.	61,251	2,211,161
	National Penn Bancshares, Inc.	4,624	94,006
	Nationwide Financial Services, Inc.	4,800	249,600
*	Navigators Group, Inc.	1,200	55,524
	NBT Bancorp, Inc.	3,200	79,200
	New England Bancshares, Inc.	200	2,570
#	New York Community Bancorp, Inc.	27,344	441,879
	NewAlliance Bancshares, Inc.	7,200	117,720
*	NexCen Brands, Inc.	4,000	29,360
	North Fork Bancorporation, Inc.	34,205	960,134
*	Northern Empire Bancshares	800	23,440
	Northern Trust Corp.	22,900	1,304,384
	Northwest Bancorp, Inc.	4,900	134,701
	Nuveen Investments	8,400	416,808
* #	NYSE Group, Inc.	13,100	1,311,310
	OceanFirst Financial Corp.	726	16,059

19

		Shares	Value†
* #	Ocwen Financial Corp.	6,455	$97,148
#	Odyssey Re Holdings Corp.	6,400	225,728
	Ohio Casualty Corp.	5,400	157,734
	Old National Bancorp	6,540	122,821
	Old Republic International Corp.	21,312	480,586
#	Omega Financial Corp.	792	25,708
	Pacific Capital Bancorp	4,333	141,212
*	Pacific Mercantile Bancorp	600	10,065
#	Park National Corp.	1,500	150,375
	Partners Trust Financial Group, Inc.	3,100	35,185
	Pennfed Financial Services, Inc.	100	1,936
	Peoples Bancorp, Inc. OH	1,000	28,540
	Peoples Bank CT	14,925	665,506
	PFF Bancorp, Inc.	2,460	81,180
*	Philadelphia Consolidated Holding Corp.	7,500	334,125
*	Pico Holdings, Inc.	1,200	38,112
*	Pinnacle Financial Partners, Inc.	1,700	55,692
*	Piper Jaffray Companies, Inc.	1,004	65,330
*	PMA Capital Corp. Class A	1,000	8,870
	PMI Group, Inc.	8,000	346,480
	PNC Financial Services Group, Inc.	26,700	1,887,423
* #	Portfolio Recovery Associates, Inc.	1,500	68,475
	Presidential Life Corp.	1,100	24,629
	Principal Financial Group, Inc.	27,300	1,576,575
*	ProAssurance Corp.	3,400	174,182
	ProCentury Corp.	100	1,769
	Progressive Corp.	82,100	1,851,355
	Prosperity Bancshares, Inc.	3,200	108,512
	Protective Life Corp.	6,500	306,930
#	Provident Bankshares Corp.	2,286	84,285
	Provident Financial Holdings, Inc.	100	3,044
	Provident Financial Services, Inc.	4,200	76,398
	Provident New York Bancorp	2,935	44,671
	Prudential Financial, Inc.	48,600	3,959,928
	Radian Group, Inc.	7,400	393,754
	Rainier Pacific Financial Group, Inc.	100	1,924
	Raymond James Financial, Inc.	12,322	388,266
*	Realogy Corp.	12,630	329,517
	Regions Financial Corp.	73,052	2,677,356
	Reinsurance Group of America, Inc.	5,800	319,986
	Renasant Corp.	1,800	54,918
	Republic Bancorp, Inc.	5,663	77,357
	Republic Bancorp, Inc. Class A	100	2,488
	Resource America, Inc.	1,800	47,412
	RLI Corp.	2,300	127,213
	S&T Bancorp, Inc.	2,517	85,326
	S.Y. Bancorp, Inc.	1,440	40,147
	SAFECO Corp.	11,900	720,783
	Sanders Morris Harris Group, Inc.	718	9,205
	Sandy Spring Bancorp, Inc.	1,500	56,445
	Schwab (Charles) Corp.	136,100	2,496,074
*	Seabright Insurance Holdings	200	3,190
	Seacoast Banking Corp. of Florida	2,000	48,000
	SEI Investments Co.	10,760	626,124
	Selective Insurance Group, Inc.	1,900	105,488
#	Sierra Bancorp	1,000	30,770

20

		Shares	Value†
	Simmons First National Corp. Class A	880	$28,239
	Sky Financial Group, Inc.	8,300	205,425
	SLM Corp.	26,300	1,205,592
	South Financial Group, Inc.	7,001	181,956
	Southern Community Financial Corp.	100	1,020
	Southwest Bancorp, Inc.	1,400	37,394
	Sovereign Bancorp, Inc.	42,425	1,059,776
	StanCorp Financial Group, Inc.	5,600	254,296
	State Auto Financial Corp.	4,040	134,774
	State Bancorp, Inc.	700	12,701
	State Street Corp.	34,300	2,131,059
	Sterling Bancorp	1,824	33,926
	Sterling Bancshares, Inc.	4,400	81,048
	Sterling Financial Corp.	3,567	119,673
	Stewart Information Services Corp.	1,100	42,966
* #	Stifel Financial Corp.	1,300	50,726
	Student Loan Corp.	1,800	372,600
	Suffolk Bancorp	1,000	36,290
* #	Sun American Bancorp	500	2,715
*	Sun Bancorp, Inc.	1,103	22,192
	SunTrust Banks, Inc.	31,817	2,597,858
*	Superior Bancorp	1,800	19,530
	Susquehanna Bancshares, Inc.	3,400	94,044
* #	SVB Financial Group	3,500	166,180
	Synergy Financial Group, Inc.	500	8,050
	Synovus Financial Corp.	34,400	1,032,688
	T. Rowe Price Group, Inc.	29,000	1,256,570
	TCF Financial Corp.	10,000	261,200
	TD Ameritrade Holding Corp.	53,600	941,216
	TD Banknorth, Inc.	20,822	670,052
*	Tejon Ranch Co.	500	25,385
* #	Temecula Valley Bancorp, Inc.	700	15,757
*	The Bancorp, Inc.	1,500	40,215
	The Colonial BancGroup, Inc.	15,200	370,880
	The Goldman Sachs Group, Inc.	45,200	8,804,960
	The Phoenix Companies, Inc.	4,100	66,215
#	The St. Joe Corp.	7,600	425,524
	The St. Paul Travelers Companies, Inc.	71,707	3,715,140
	TierOne Corp.	1,800	56,142
	Tompkins County Trustco, Inc.	1,040	47,060
	Torchmark Corp.	10,300	651,166
	Tower Group, Inc.	100	3,294
*	Tradestation Group, Inc.	5,400	78,786
*	Trammell Crow Co.	3,800	187,340
	Transatlantic Holdings, Inc.	5,875	363,545
* #	Triad Guaranty, Inc.	1,100	59,180
	Trico Bancshares	1,500	40,560
	TrustCo Bank Corp. NY	7,300	82,271
	Trustmark Corp.	6,049	197,318
	U.S. Bancorp	188,900	6,354,596
*	U.S.I. Holdings Corp.	100	1,566
#	UCBH Holdings, Inc.	9,400	158,484
	UMB Financial Corp.	4,200	154,476
	Umpqua Holdings Corp.	3,711	111,404
	Union Bankshares Corp.	1,250	38,687
	UnionBanCal Corp.	9,400	541,064
	United Bankshares, Inc.	4,100	158,178
	United Community Banks, Inc.	3,550	118,321

21

		Shares	Value†
	United Community Financial Corp.	2,100	$26,187
	United Financial Bancorp, Inc.	500	7,190
	United Fire & Casualty Co.	200	7,060
*	United PanAm Financial Corp.	1,800	21,744
	Unitrin, Inc.	6,300	308,196
*	Universal American Financial Corp.	5,671	106,331
#	Univest Corporation of Pennsylvania	1,400	43,246
	UnumProvident Corp.	30,300	620,544
	USB Holding Co., Inc.	2,300	55,108
	Valley National Bancorp	12,476	323,877
* #	Virginia Commerce Bancorp, Inc.	2,350	45,684
	Wachovia Corp.	188,521	10,215,953
	Waddell & Reed Financial, Inc.	9,100	226,863
	Washington Federal, Inc.	8,702	202,234
	Washington Mutual, Inc.	70,871	3,095,645
	Washington Trust Bancorp, Inc.	1,408	39,551
	Webster Financial Corp.	5,100	243,627
	Wells Fargo & Co.	357,900	12,612,396
	Wesbanco, Inc.	1,632	53,268
	Wesco Financial Corp.	60	28,800
	West Bancorporation	1,550	28,210
	West Coast Bancorp	1,700	58,633
#	Westamerica Bancorporation	3,100	153,543
* #	Western Alliance Bancorp	2,600	90,454
	Whitney Holding Corp.	6,900	222,387
	Willow Financial Bancorp, Inc.	200	3,000
	Wilmington Trust Corp.	7,300	303,388
	Wilshire Bancorp, Inc.	3,100	59,241
	Wilshire Enterprises, Inc.	400	1,896
	Wintrust Financial Corp.	2,150	102,383
* #	World Acceptance Corp.	1,900	86,241
	Zenith National Insurance Corp.	2,900	133,864
	Zions Bancorporation	11,517	901,090
Total Financials			297,571,798

Health Care — (12.1%)
	Abbott Laboratories	154,200	7,194,972
*	Abiomed, Inc.	2,900	36,743
* #	Abraxis Bioscience, Inc.	7,150	191,763
* #	Acadia Pharmaceuticals, Inc.	2,900	27,144
*	Accelrys, Inc.	2,000	12,120
*	Adolor Corp.	4,800	37,632
* #	Advanced Magnetics, Inc.	1,300	72,436
* #	Advanced Medical Optics, Inc.	5,081	177,886
*	Advancis Pharmaceutical Corp.	2,100	8,190
*	ADVENTRX Pharmaceuticals, Inc.	300	711
	Aetna, Inc.	50,100	2,069,631
* #	Air Methods Corp.	1,000	26,270
*	Akorn, Inc.	6,300	33,138
*	Albany Molecular Research, Inc.	2,500	27,750
* #	Alexion Pharmaceuticals, Inc.	2,700	116,856
* #	Align Technology, Inc.	3,100	40,703
*	Alkermes, Inc.	4,100	62,238
#	Allergan, Inc.	18,300	2,133,414
*	Alliance Imaging, Inc.	5,700	33,972
* #	Allos Therapeutics, Inc.	4,900	28,861

22

		Shares	Value†
* #	Allscripts Healthcare Solutions, Inc.	5,400	$150,768
* #	Alnylam Pharmaceuticals, Inc.	2,800	60,116
	Alpharma, Inc. Class A	3,900	85,410
*	Amedisys, Inc.	1,900	74,423
*	America Services Group, Inc.	600	9,546
*	American Dental Partners, Inc.	107	1,896
* #	American Medical Systems Holdings, Inc.	6,800	117,028
*	AMERIGROUP Corp.	5,400	184,626
	AmerisourceBergen Corp.	21,600	993,384
*	Amgen, Inc.	105,360	7,480,560
*	AMICAS, Inc.	2,500	6,875
*	AMN Healthcare Services, Inc.	3,400	94,350
*	Amsurg Corp.	2,950	60,563
* #	Amylin Pharmaceuticals, Inc.	15,600	624,000
	Analogic Corp.	1,400	74,060
*	Anesiva, Inc.	300	1,986
*	Anika Therapeutics, Inc.	800	10,096
	Applera Corp. - Applied Biosystems Group	22,300	812,612
*	Applera Corp. - Celera Genomics Group	6,100	87,535
* #	Apria Healthcare Group, Inc.	2,500	62,425
* #	Arcadia Resources, Inc.	6,100	16,165
* #	Arena Pharmaceuticals, Inc.	4,800	61,920
*	Ariad Pharmaceuticals, Inc.	4,500	24,165
*	Arqule, Inc.	500	2,530
*	Array BioPharma, Inc.	3,900	51,402
	Arrow International, Inc.	4,500	157,230
* #	Arthrocare Corp.	2,800	116,676
*	Aspect Medical Systems, Inc.	1,600	30,336
* #	AtheroGenics, Inc.	2,800	34,552
*	ATS Medical, Inc.	700	1,561
* #	AVI BioPharma, Inc.	4,700	17,061
*	Avigen, Inc.	1,300	7,904
	Bard (C.R.), Inc.	10,500	864,045
*	Barr Laboratories, Inc.	10,425	532,509
	Bausch & Lomb, Inc.	5,400	261,468
	Baxter International, Inc.	71,700	3,207,858
#	Beckman Coulter, Inc.	6,300	373,905
	Becton Dickinson & Co.	26,800	1,922,096
*	Bentley Pharmaceuticals, Inc.	2,200	20,218
* #	BioCryst Pharmaceuticals, Inc.	2,897	33,113
* #	Bioenvision, Inc.	2,200	10,912
* #	Biogen Idec, Inc.	34,375	1,796,437
*	Bio-Imaging Technologies, Inc.	100	716
* #	BioLase Technology, Inc.	1,200	10,344
*	BioMarin Pharmaceutical, Inc.	9,400	160,834
	Biomet, Inc.	12,600	476,406
* #	Bio-Reference Laboratories, Inc.	1,400	34,034
* #	BioSante Pharmaceuticals, Inc.	300	765
*	Biosite, Inc.	1,400	68,348
*	Boston Scientific Corp.	30,903	488,885
*	Bovie Medical Corp.	900	6,660
* #	Bradley Pharmaceuticals, Inc.	1,400	29,484
	Bristol-Myers Squibb Co.	192,700	4,784,741
*	Bruker BioSciences Corp.	12,300	95,079
* #	BSD Medical Corp.	1,500	8,100

23

		Shares	Value†
*	Caliper Life Sciences, Inc.	174	$980
	Cambrex Corp.	2,700	59,589
*	Candela Corp.	2,400	31,680
*	Cantel Medical Corp.	1,150	16,054
*	Capital Senior Living Corp.	200	2,052
*	Caraco Pharmaceutical Laboratories, Ltd.	1,000	12,120
*	Cardiac Science Corp.	385	3,142
	Cardinal Health, Inc.	40,682	2,628,871
	Caremark Rx, Inc.	46,298	2,189,895
*	Celgene Corp.	41,200	2,296,076
*	Cell Genesys, Inc.	3,800	14,744
* #	Cell Therapeutics, Inc.	1,700	3,094
*	Centene Corp.	2,300	59,938
*	Cephalon, Inc.	5,940	444,668
* #	Cepheid, Inc.	5,700	53,808
* #	Cerner Corp.	8,500	408,595
*	Cerus Corp.	1,400	10,892
*	Charles River Laboratories International, Inc.	6,620	276,385
	Chemed Corp.	1,200	44,904
*	Cholestech Corp.	900	16,542
	Cigna Corp.	11,500	1,449,575
	CNS, Inc.	1,600	59,712
* #	Collagenex Pharmaceuticals, Inc.	1,200	15,792
* #	Columbia Laboratories, Inc.	100	432
*	Community Health Systems, Inc.	9,700	339,500
*	Conceptus, Inc.	3,300	75,669
*	Conmed Corp.	2,100	46,473
#	Cooper Companies, Inc.	4,365	235,579
* #	Corcept Therapeutics, Inc.	1,341	1,167
* #	Cortex Pharmaceuticals, Inc.	1,400	1,988
*	Corvel Corp.	1,100	62,986
*	Cotherix, Inc.	100	1,335
* #	Covance, Inc.	7,000	419,090
*	Coventry Health Care, Inc.	17,558	845,067
*	Critical Therapeutics, Inc.	800	1,560
*	Criticare Systems, Inc.	200	620
*	Cross Country Healthcare, Inc.	2,400	47,640
* #	CryoCor, Inc.	300	804
*	CryoLife, Inc.	1,900	12,559
*	Cubist Pharmaceuticals, Inc.	5,900	120,124
* #	CuraGen Corp.	4,200	18,396
*	Curis, Inc.	1,800	2,772
*	Cutera, Inc.	1,000	28,140
*	CV Therapeutics, Inc.	3,200	38,336
* #	Cyberonics, Inc.	1,400	34,160
*	Cypress Bioscience, Inc.	2,100	18,186
* #	Cytomedix, Inc.	1,700	1,683
*	Cytyc Corp.	12,700	332,994
	Dade Behring Holdings, Inc.	9,300	352,098
	Datascope Corp.	1,500	50,820
*	DaVita, Inc.	11,450	609,254
* #	Dendreon Corp.	7,800	33,540
*	Dendrite International, Inc.	1,400	14,700
	Dentsply International, Inc.	16,800	536,424
*	DepoMed, Inc.	700	2,366

24

		Shares	Value†
*	Digene Corp.	2,100	$107,310
*	Dionex Corp.	2,500	143,775
* #	Discovery Laboratories, Inc.	3,500	7,420
*	Diversa Corp.	6,000	68,280
*	DJO, Inc.	2,400	102,048
* #	Durect Corp.	4,900	22,932
* #	DUSA Pharmaceuticals, Inc.	1,000	5,400
*	Dyax Corp.	2,400	7,632
* #	Dynacq Healthcare, Inc.	500	805
* #	Dynavax Technologies Corp.	1,300	12,207
*	Edwards Lifesciences Corp.	5,800	265,872
	Eli Lilly & Co.	99,200	5,316,128
* #	Elite Pharmaceuticals, Inc.	600	1,278
*	Embrex, Inc.	72	1,199
* #	Emdeon Corp.	34,300	406,455
* #	Emisphere Technologies, Inc.	2,000	10,860
*	Encision, Inc.	100	301
* #	Encysive Pharmaceuticals, Inc.	3,500	21,140
*	Endologix, Inc.	2,300	8,418
* #	Enzo Biochem, Inc.	3,467	53,045
* #	EPIX Pharmaceuticals, Inc.	300	1,383
*	ev3, Inc.	5,628	93,369
*	Exact Sciences Corp.	1,000	2,170
*	Exelixis, Inc.	9,500	81,890
* #	Express Scripts, Inc.	11,300	770,660
*	E-Z-EM, Inc.	800	13,344
* #	Five Star Quality Care, Inc.	3,400	34,578
*	Forest Laboratories, Inc.	29,800	1,451,260
*	Genentech, Inc.	108,000	8,829,000
* #	Genesis HealthCare Corp.	1,150	53,245
*	Gen-Probe, Inc.	4,600	224,204
*	Gentiva Health Services, Inc.	2,400	38,496
*	Genzyme Corp.	25,168	1,620,819
* #	Geron Corp.	5,100	40,443
*	Gilead Sciences, Inc.	47,600	3,137,792
*	Greatbatch, Inc.	2,000	52,020
*	Haemonetics Corp.	1,400	63,392
*	Halozyme Therapeutics, Inc.	300	867
* #	Hana Biosciences, Inc.	700	4,830
*	Hanger Orthopedic Group, Inc.	1,000	7,000
*	Harvard Bioscience, Inc.	2,300	10,557
	Health Management Associates, Inc.	23,400	479,700
*	Health Net, Inc.	12,500	576,750
*	HealthExtras, Inc.	4,400	94,072
*	HealthStream, Inc.	1,400	5,530
*	HealthTronics, Inc.	2,500	16,800
* #	Healthways, Inc.	3,800	174,686
* #	Hemispherx Biopharma, Inc.	2,100	4,179
	Hillenbrand Indutries, Inc.	6,500	376,090
*	Hi-Tech Pharmacal Co., Inc.	1,200	17,100
*	HMS Holdings Corp.	1,900	26,315
* #	Hollis-Eden Pharmaceuticals, Inc.	1,600	8,784
* #	Hologic, Inc.	4,900	245,147
	Hooper Holmes, Inc.	3,400	11,424
*	Horizon Health Corp.	100	1,600

25

		Shares	Value†
*	Hospira, Inc.	14,820	$486,096
* #	Human Genome Sciences, Inc.	14,000	175,280
*	Humana, Inc.	17,700	957,570
* #	ICOS Corp.	2,400	77,496
*	ICU Medical, Inc.	1,750	70,717
*	Idera Pharmaceuticals, Inc.	100	500
*	IDEXX Laboratories, Inc.	3,200	270,880
*	I-Flow Corp.	2,300	33,189
* #	Illumina, Inc.	5,700	219,621
*	ImClone Systems, Inc.	4,400	131,560
*	Immucor, Inc.	6,856	184,426
*	ImmunoGen, Inc.	1,000	5,490
* #	Immunomedics, Inc.	1,400	3,570
*	IMPATH Bankruptcy Liquidating Trust	1,000	2,350
*	IMPATH, Inc.	1,000	0
*	Impax Laboratories, Inc.	2,000	16,600
	IMS Health, Inc.	19,100	524,677
*	Incyte Corp.	6,100	31,964
* #	Indevus Pharmaceuticals, Inc.	3,800	28,652
*	Infinity Pharmaceuticals, Inc.	1,100	15,499
* #	Inovio Biomedical Corp.	1,500	4,470
*	Inspire Pharmaceuticals, Inc.	2,500	11,900
*	Integra LifeSciences Holdings	2,400	99,384
*	IntegraMed America, Inc.	250	3,350
* #	InterMune, Inc.	2,400	51,360
* #	Introgen Therapeutics, Inc.	900	4,023
* #	Intuitive Surgical, Inc.	3,900	396,318
	Invacare Corp.	1,100	25,729
*	Inventiv Health, Inc.	3,200	96,992
*	Invitrogen Corp.	5,200	286,104
*	Iridex Corp.	300	3,414
* #	IRIS International, Inc.	1,100	9,878
*	Isis Pharmaceuticals, Inc.	8,100	82,701
* #	Isolagen, Inc.	1,600	4,688
* #	Ista Pharmaceuticals, Inc.	1,400	8,974
* #	I-Trax, Inc.	3,000	8,730
*	IVAX Diagnostics, Inc.	300	420
	Johnson & Johnson	311,000	20,498,010
*	Kendle International, Inc.	1,700	59,551
*	Kensey Nash Corp.	1,300	39,884
* #	Keryx Biopharmaceuticals, Inc.	100	1,380
*	Kindred Healthcare, Inc.	3,200	82,304
*	King Pharmaceuticals, Inc.	24,300	401,679
*	Kos Pharmaceuticals, Inc.	4,600	357,558
*	Kosan Biosciences, Inc.	707	3,747
* #	K-V Pharmaceutical Co. Class A	3,450	83,835
* #	Kyphon, Inc.	4,700	158,719
* #	La Jolla Pharmaceutical Co.	1,700	5,644
*	Laboratory Corp. of America Holdings	13,900	984,120
	Landauer, Inc.	1,100	59,829
*	Lannet Co., Inc.	700	4,697
	LCA-Vision, Inc.	2,150	75,680
*	Lexicon Genetics, Inc.	5,600	20,776
* #	Lifecell Corp.	4,200	91,602
*	Lifecore Biomedical, Inc.	800	13,832

26

		Shares	Value†
*	LifePoint Hospitals, Inc.	612	$21,243
*	Ligand Pharmaceuticals, Inc. Class B	375	4,020
*	Lincare Holdings, Inc.	7,672	289,004
*	Luminex Corp.	4,034	51,676
*	Magellan Health Services, Inc.	4,100	180,318
* #	Mannkind Corp.	5,200	85,280
	Manor Care, Inc.	8,400	399,168
* #	Martek Biosciences Corp.	3,300	80,850
* #	Matria Healthcare, Inc.	2,100	61,425
*	Matrixx Initiatives, Inc.	700	13,692
*	Maxygen, Inc.	3,600	32,040
	McKesson Corp.	30,800	1,521,520
* #	Medarex, Inc.	10,500	141,645
*	MedCath Corp.	2,000	51,760
*	Medco Health Solutions, Inc.	30,030	1,507,806
*	Medical Action Industries, Inc.	700	21,994
*	Medical Staffing Network Holdings, Inc.	600	3,510
#	Medicis Pharmaceutical Corp. Class A	5,400	199,152
*	Medimmune, Inc.	23,422	765,665
*	MEDTOX Scientific, Inc.	500	6,615
	Medtronic, Inc.	110,500	5,760,365
*	Memory Pharmaceuticals Corp.	200	500
*	Memry Corp.	1,800	4,212
	Mentor Corp.	4,500	224,775
	Merck & Co., Inc.	236,300	10,517,713
	Meridian Bioscience, Inc.	2,850	69,341
*	Merit Medical Systems, Inc.	2,911	46,605
*	Metabasis Therapeutics, Inc.	1,900	14,345
*	Metropolitan Health Networks, Inc.	3,900	10,725
*	MGI Pharma, Inc.	6,800	128,996
*	Micromet, Inc.	900	1,719
*	Microtek Medical Holdings, Inc.	1,300	5,213
*	Millennium Pharmaceuticals, Inc.	32,900	370,125
* #	Millipore Corp.	5,300	362,573
*	Minrad International, Inc.	2,800	14,196
*	Molecular Devices Corp.	1,800	37,998
*	Molina Healthcare, Inc.	2,900	98,571
* #	Momenta Pharmaceuticals, Inc.	2,200	38,126
*	Monogram Biosciences, Inc.	640	1,075
*	MTS Medication Technologies	200	1,780
	Mylan Laboratories, Inc.	9,825	199,349
*	Myriad Genetics, Inc.	4,500	136,800
*	Nabi Biopharmaceuticals	6,800	48,008
* #	Nastech Pharmaceutical Co., Inc.	2,200	41,008
	National Healthcare Corp.	1,400	77,350
*	National Medical Health Card Systems, Inc.	400	4,036
*	Natus Medical, Inc.	1,600	26,016
* #	Nektar Therapeutics	4,100	67,691
*	Neogen Corp.	100	2,033
* #	Neopharm, Inc.	900	6,579
*	Neurogen Corp.	1,600	8,656
* #	Neurometric, Inc.	1,300	23,725
* #	New River Pharmaceuticals, Inc.	3,800	186,504
*	NMT Medical, Inc.	900	13,095
*	North American Scientific, Inc.	200	194

27

		Shares	Value†
* #	Northfield Laboratories, Inc.	2,800	$42,952
*	NovaMed, Inc.	1,500	10,485
* #	Novavax, Inc.	5,300	26,500
*	Noven Pharmaceuticals, Inc.	2,800	66,388
*	Nutraceutical International Corp.	900	13,644
* #	NuVasive, Inc.	3,100	71,300
*	Nuvelo, Inc.	5,645	108,440
*	Odyssey Healthcare, Inc.	3,850	47,663
	Omnicare, Inc.	7,800	309,582
*	Omnicell, Inc.	3,100	58,280
	Option Care, Inc.	3,250	45,760
*	OraSure Technologies, Inc.	4,600	39,606
* #	OSI Pharmaceuticals, Inc.	6,300	231,084
	Owens & Minor, Inc.	4,000	124,120
*	Oxigene, Inc.	1,500	7,170
* #	Pain Therapeutics, Inc.	5,000	42,800
*	Palatin Technologies, Inc.	2,000	4,180
* #	Palomar Medical Technologies, Inc.	2,000	99,900
*	Panacos Pharmaceuticals, Inc.	2,900	18,792
*	Parexel International Corp.	2,800	77,756
*	Patterson Companies, Inc.	14,400	534,384
*	PDI, Inc.	800	8,160
* #	PDL BioPharma, Inc.	8,500	193,035
*	Pediatric Services of America, Inc.	300	3,798
*	Pediatrix Medical Group, Inc.	5,200	250,380
* #	Penwest Pharmaceuticals Co.	2,500	42,975
	PerkinElmer, Inc.	9,900	214,533
	Perrigo Co.	9,367	156,897
* #	Per-Se Technologies, Inc.	3,185	87,810
	Pfizer, Inc.	742,988	20,424,740
	Pharmaceutical Products Development Service, Inc.	14,500	458,055
* #	Pharmacyclics, Inc.	1,300	7,345
*	Pharmanet Development Group, Inc.	950	21,622
*	Pharmion Corp.	3,100	76,756
#	PolyMedica Corp.	2,400	94,968
*	Possis Medical, Inc.	1,100	13,552
*	Pozen, Inc.	2,900	47,647
* #	Progenics Pharmaceuticals, Inc.	2,800	76,664
* #	Providence Service Corp.	1,300	34,723
*	ProxyMed, Inc.	700	3,360
*	PSS World Medical, Inc.	7,300	152,862
*	Psychiatric Solutions, Inc.	5,300	192,867
* #	QuadraMed Corp.	900	2,601
	Quest Diagnostics, Inc.	18,400	978,328
*	Quidel Corp.	3,200	43,552
* #	Quigley Corp.	100	760
*	Radiation Therapy Services, Inc.	2,400	78,864
*	RadNet, Inc.	300	1,488
*	Regeneration Technologies, Inc.	1,600	9,552
*	Regeneron Pharmaceuticals, Inc.	5,900	126,909
*	RehabCare Group, Inc.	1,300	16,289
* #	Renovis, Inc.	3,000	9,600
*	Repligen Corp.	2,199	6,421
*	Res-Care, Inc.	3,100	57,009
*	ResMed, Inc.	6,600	330,000

28

		Shares	Value†
*	Respironics, Inc.	8,450	$304,707
*	Retractable Technologies, Inc.	1,298	3,608
*	Rigel Pharmaceuticals, Inc.	2,100	23,079
*	Salix Pharmaceuticals, Ltd.	4,400	61,820
*	Sangamo BioSciences, Inc.	2,700	21,357
* #	Santarus, Inc.	5,400	40,554
* #	Savient Pharmaceuticals, Inc.	7,600	88,692
*	Schein (Henry), Inc.	9,500	489,535
	Schering-Plough Corp.	158,400	3,486,384
*	SciClone Pharmaceuticals, Inc.	2,300	5,704
* #	Sciele Pharma, Inc.	3,400	76,874
*	Seattle Genetics, Inc.	3,200	17,568
* #	Senomyx, Inc.	3,700	49,802
* #	Sepracor, Inc.	9,700	541,357
*	Sequenom, Inc.	2,200	11,726
*	SeraCare Life Sciences, Inc.	700	4,270
*	Sierra Health Services, Inc.	6,100	213,805
*	Signalife, Inc.	600	900
*	Sirna Therapeutics, Inc.	5,800	74,704
#	Sirona Dental Systems, Inc.	3,319	122,670
* #	Solexa, Inc.	3,900	47,814
*	Sonic Innovations, Inc.	1,300	6,825
*	SonoSite, Inc.	1,600	51,120
*	Sonus Pharmaceuticals, Inc.	600	3,510
*	Spectranetics Corp.	3,200	34,880
* #	Spectrum Pharmaceuticals, Inc.	1,400	7,350
*	St. Jude Medical, Inc.	28,000	1,043,560
*	Staar Surgical Co.	1,900	13,319
*	StemCells, Inc.	1,700	5,066
* #	Stereotaxis, Inc.	100	991
	Steris Corp.	6,000	154,440
	Stratagene Corp.	50	366
*	Strategic Diagnostics, Inc.	1,300	4,394
	Stryker Corp.	41,800	2,167,748
*	Sun Healthcare Group, Inc.	3,500	35,315
* #	Sunrise Senior Living, Inc.	5,000	159,500
*	SuperGen, Inc.	2,800	13,300
* #	SurModics, Inc.	2,100	70,938
*	Symbion, Inc.	1,400	24,850
*	Symmetry Medical, Inc.	300	4,077
*	Tanox, Inc.	3,800	74,594
*	Techne Corp.	3,933	211,477
* #	Telik, Inc.	5,600	95,256
*	Tenet Healthcare Corp.	49,700	352,373
*	The Medicines Co.	5,500	157,025
* #	Thermo Fisher Scientific, Inc.	43,496	1,906,430
*	Third Wave Technologies, Inc.	3,000	14,880
*	Thoratec Corp.	5,000	73,650
*	Titan Pharmaceuticals, Inc.	1,400	2,996
*	Triad Hospitals, Inc.	8,500	361,420
*	Trimeris, Inc.	900	10,359
*	TriPath Imaging, Inc.	3,075	28,321
* #	TriZetto Group, Inc.	4,200	72,618
*	U.S. Physical Therapy, Inc.	700	8,204
*	United Surgical Partners International, Inc.	3,600	91,620

29

		Shares	Value†
*	United Therapeutics Corp.	2,500	$145,550
	UnitedHealth Group, Inc.	138,804	6,812,500
	Universal Health Services, Inc.	5,700	314,697
	Utah Medical Products, Inc.	33	1,121
	Valeant Pharmaceuticals International	9,500	159,505
*	Varian Medical Systems, Inc.	13,900	684,158
*	Varian, Inc.	3,800	167,504
* #	Vascular Solutions, Inc.	900	6,480
*	Vaxgen, Inc.	1,000	1,690
*	VCA Antech, Inc.	9,300	299,832
* #	Ventana Medical Systems, Inc.	4,100	172,569
*	Vertex Pharmaceuticals, Inc.	12,200	540,460
*	Viasys Healthcare, Inc.	3,262	92,021
*	ViroPharma, Inc.	6,700	103,247
*	Vital Images, Inc.	1,200	38,724
	Vital Signs, Inc.	1,253	69,153
* #	Vivus, Inc.	3,200	12,992
*	Waters Corp.	12,300	615,492
*	Watson Pharmaceuticals, Inc.	9,300	238,731
*	WellCare Health Plans, Inc.	4,500	290,565
*	WellPoint, Inc.	61,471	4,651,511
	West Pharmaceutical Services, Inc.	3,300	162,030
*	Wright Medical Group, Inc.	3,500	83,755
	Wyeth	141,900	6,850,932
*	Xenoport, Inc.	1,400	37,548
* #	Zevex International, Inc.	2	17
*	Zila, Inc.	3,300	8,811
*	Zimmer Holdings, Inc.	22,900	1,670,784
*	Zoll Medical Corp.	1,100	57,046
*	Zymogenetics, Inc.	5,000	78,550
Total Health Care			193,339,103

Industrials — (10.2%)
	3M Co.	51,900	4,227,774
* #	AAR Corp.	3,700	98,383
	ABM Industries, Inc.	4,800	99,696
*	ABX Air, Inc.	4,900	31,017
* #	Acco Brands Corp.	4,218	107,095
	Aceto Corp.	1,500	12,750
#	Actuant Corp.	1,600	86,496
	Acuity Brands, Inc.	4,700	247,549
	Adesa, Inc.	8,800	232,496
	Administaff, Inc.	2,600	109,408
*	Aerosonic Corp.	100	630
* #	AGCO Corp.	9,000	281,070
* #	Airtran Holdings, Inc.	7,700	95,711
	Alamo Group, Inc.	200	4,608
* #	Alaska Air Group, Inc.	2,900	119,277
	Albany International Corp. Class A	2,400	74,880
	Alexander & Baldwin, Inc.	4,200	185,430
* #	Alliant Techsystems, Inc.	3,850	297,644
*	Allied Defense Group, Inc.	100	1,730
* #	Allied Waste Industries, Inc.	35,800	453,944
*	Amerco, Inc.	2,000	173,700
	American Ecology Corp.	1,900	39,710

30

		Shares	Value†
	American Power Conversion Corp.	21,800	$661,630
* #	American Science & Engineering, Inc.	500	31,720
	American Standard Companies, Inc.	22,400	1,003,744
* #	American Superconductor Corp.	4,000	42,040
	American Woodmark Corp.	1,700	66,283
	Ameron International Corp.	900	67,689
	Ametek, Inc.	11,250	366,863
* #	AMR Corp.	19,200	613,632
*	APAC Customer Services, Inc.	3,500	10,220
	Apogee Enterprises, Inc.	2,800	48,020
	Applied Industrial Technologies, Inc.	2,475	70,439
	Applied Signal Technologies, Inc.	600	9,504
	ARAMARK Corp.	10,900	363,515
* #	Argon ST, Inc.	2,400	54,408
	Arkansas Best Corp.	2,500	94,750
* #	Armor Holdings, Inc.	3,400	192,270
*	Astec Industries, Inc.	2,160	73,570
* #	ASV, Inc.	2,400	35,856
*	Atlas Air Worldwide Holding, Inc.	1,700	72,012
	Avery Dennison Corp.	11,600	782,652
	Avis Budget Group, Inc.	4,496	91,988
*	Axsys Technologies, Inc.	100	1,695
*	AZZ, Inc.	400	17,048
#	Badger Meter, Inc.	700	18,179
	Baldor Electric Co.	3,300	114,642
	Banta Corp.	2,200	79,684
	Barnes Group, Inc.	2,500	52,375
	Barrett Business Services, Inc.	1,000	24,000
* #	BE Aerospace, Inc.	8,200	214,922
	Belden CDT, Inc.	4,300	171,183
*	Blount International, Inc.	2,400	28,200
	Boeing Co.	79,600	7,046,988
	Bowne & Co., Inc.	1,000	15,820
	Brady Co. Class A	5,900	226,442
	Briggs & Stratton Corp.	4,300	116,487
	Burlington Northern Santa Fe Corp.	36,900	2,773,404
#	C&D Technologies, Inc.	400	1,548
	C. H. Robinson Worldwide, Inc.	16,900	743,600
#	Carlisle Companies, Inc.	3,300	270,237
	Cascade Corp.	1,300	68,120
*	Casella Waste Systems, Inc. Class A	1,100	12,001
	Caterpillar, Inc.	71,300	4,422,739
*	CBIZ, Inc.	8,300	58,100
	CDI Corp.	1,000	26,030
*	Celadon Group, Inc.	2,550	47,226
#	Central Parking Corp.	800	14,608
*	Cenveo, Inc.	5,800	115,304
* #	Ceradyne, Inc.	2,775	146,576
*	ChoicePoint, Inc.	4,500	165,510
	Cintas Corp.	16,300	687,860
	CIRCOR International, Inc.	500	18,375
	Clarcor, Inc.	5,300	174,953
*	Clean Harbors, Inc.	2,300	98,279
	Comfort Systems USA, Inc.	4,200	56,658
* #	Commercial Vehicle Group, Inc.	2,400	56,160

31

		Shares	Value†
*	COMSYS IT Partners, Inc.	2,000	$36,820
*	Consolidated Graphics, Inc.	1,600	93,600
* #	Continental Airlines, Inc.	10,200	414,528
	Con-way, Inc.	2,500	115,300
*	Copart, Inc.	9,524	287,720
	Corporate Executive Board Co.	3,800	359,556
*	Corrections Corporation of America	6,750	306,788
*	CoStar Group, Inc.	2,200	108,482
* #	Covanta Holding Corp.	16,210	357,917
*	Covenant Transport, Inc. Class A	100	1,213
*	CPI Aerostructures, Inc.	200	1,318
* #	CRA International, Inc.	1,300	67,119
	Crane Co.	6,700	255,270
	CSX Corp.	46,200	1,656,732
	Cubic Corp.	2,800	62,160
	Cummins, Inc.	5,700	683,544
	Curtiss-Wright Corp.	4,300	152,865
#	Danaher Corp.	35,700	2,610,384
	Deere & Co.	23,300	2,236,800
*	DHB Industries, Inc.	2,800	7,336
	Diamond Management & Technology Consultants, Inc.	3,500	39,025
* #	Document Securities Systems, Inc.	300	3,150
* #	Dollar Thrifty Automotive Group, Inc.	1,600	68,112
	Donaldson Co., Inc.	10,900	381,609
	Donnelley (R.R.) & Sons Co.	21,900	772,413
	Dover Corp.	22,200	1,116,660
	DRS Technologies, Inc.	1,900	94,506
*	Ducommun, Inc.	100	2,297
*	Dynamex, Inc.	800	18,440
#	Eagle Bulk Shipping, Inc.	3,300	55,077
	Eaton Corp.	16,400	1,264,112
	EDO Corp.	2,200	48,246
*	EGL, Inc.	4,300	137,342
*	Electro Rent Corp.	2,900	43,645
	ElkCorp	1,000	35,950
* #	EMCOR Group, Inc.	3,500	208,845
	Emerson Electric Co.	42,200	3,658,740
* #	Encore Wire Corp.	2,400	59,184
* #	Energy Conversion Devices, Inc.	3,100	118,358
*	EnerSys	4,600	76,728
* #	ENGlobal Corp.	2,000	13,740
	Ennis, Inc.	2,600	59,306
* #	EnPro Industries, Inc.	1,600	55,808
	Equifax, Inc.	14,000	531,860
* #	ESCO Technologies, Inc.	3,200	141,760
*	Essex Corp.	2,100	50,001
*	Esterline Technologies Corp.	1,800	70,092
* #	Evergreen Solar, Inc.	6,600	60,984
	Expeditors International of Washington, Inc.	21,800	986,232
*	Exponent, Inc.	1,100	19,602
*	ExpressJet Holdings, Inc.	2,800	22,120
	Fastenal Co.	15,000	539,850
	Federal Signal Corp.	4,500	72,990
	FedEx Corp.	33,500	3,866,905
*	Fiberstars, Inc.	600	3,642

32

		Shares	Value†
*	First Consulting Group, Inc.	1,900	$23,636
* #	Flanders Corp.	1,483	14,667
	Florida East Coast Industries, Inc.	3,900	233,493
*	Flow International Corp.	4,100	45,469
*	Flowserve Corp.	6,100	328,424
	Fluor Corp.	7,200	626,976
	Forward Air Corp.	3,250	108,225
	Franklin Electric Co., Inc.	2,300	119,186
*	FTI Consulting, Inc.	3,725	100,128
* #	FuelCell Energy, Inc.	6,300	41,076
	G & K Services, Inc. Class A	1,400	55,426
*	Gardner Denver Machinery, Inc.	5,600	214,144
	GATX Corp.	4,900	226,282
#	Gencorp, Inc.	1,000	13,810
* #	General Cable Corp.	5,600	238,000
	General Dynamics Corp.	43,400	3,248,056
	General Electric Co.	958,889	33,829,604
*	Genesee & Wyoming, Inc.	3,875	104,083
*	Genlyte Group, Inc.	3,100	263,066
*	Global Cash Access, Inc.	100	1,603
	Goodrich (B.F.) Co.	13,300	598,500
	Gorman-Rupp Co.	1,100	41,316
*	GP Strategies Corp.	400	3,124
	Graco, Inc.	7,325	305,965
*	Graftech International, Ltd.	2,200	14,850
#	Granite Construction, Inc.	4,400	227,040
	Greenbrier Companies, Inc.	1,300	48,061
*	Griffon Corp.	3,000	71,520
	Hardinge, Inc.	200	3,116
	Harland (John H.) Co.	1,700	72,896
	Harsco Corp.	4,400	343,332
*	Hawaiian Holdings, Inc.	2,700	12,609
	Healthcare Services Group, Inc.	200	5,000
	Heartland Express, Inc.	10,192	157,263
	Heico Corp.	1,500	55,785
	Heico Corp. Class A	1,190	35,819
*	Heidrick & Struggles International, Inc.	2,100	87,864
	Herman Miller, Inc.	7,100	249,281
* #	Hexcel Corp.	3,700	66,230
*	Hill International, Inc.	900	6,003
	Honeywell International, Inc.	83,000	3,567,340
*	Hub Group, Inc. Class A	4,300	122,722
	Hubbell, Inc. Class B	5,800	304,210
*	Hudson Highland Group, Inc.	1,720	30,702
	Hunt (J.B.) Transport Services, Inc.	16,200	354,618
*	Hurco Companies, Inc.	600	15,450
*	ICT Group, Inc.	400	13,412
	IDEX Corp.	5,650	270,918
*	IHS, Inc.	5,400	200,070
*	II-VI, Inc.	3,700	95,534
	IKON Office Solutions, Inc.	12,400	200,508
#	Illinois Tool Works, Inc.	50,200	2,369,440
*	Industrial Distribution Group, Inc.	100	971
*	Infrasource Services, Inc.	4,000	86,440
* #	Innovative Solutions & Support, Inc.	1,500	23,640

33

		Shares	Value†
* #	Insituform Technologies, Inc. Class A	2,900	$74,588
*	Integrated Electrical Services, Inc.	700	10,990
	Interpool, Inc.	2,100	49,581
*	Intersections, Inc.	1,400	14,308
* #	Ionatron, Inc.	6,600	25,674
	ITT Industries, Inc.	19,900	1,073,605
*	Jacobs Engineering Group, Inc.	6,200	519,994
*	Jacuzzi Brands, Inc.	7,400	92,722
*	JetBlue Airways Corp.	19,500	266,370
	JLG Industries, Inc.	9,600	267,936
	Joy Global, Inc.	11,075	486,193
* #	K&F Industries Holdings, Inc.	3,800	79,154
	Kaman Corp. Class A	800	18,496
* #	Kansas City Southern	7,500	202,875
	Kaydon Corp.	2,000	79,900
	Kelly Services, Inc. Class A	2,200	64,108
* #	Kenexa Corp.	1,700	52,445
	Kennametal, Inc.	3,900	238,212
*	Key Technology, Inc.	100	1,347
*	Kforce, Inc.	4,400	58,564
* #	Kirby Corp.	5,600	201,824
	Knight Transportation, Inc.	8,237	145,136
	Knoll, Inc.	200	4,162
* #	Korn/Ferry International	4,500	104,895
	L-3 Communications Holdings, Inc.	11,600	954,100
*	LaBarge, Inc.	900	12,492
*	Labor Ready, Inc.	5,500	104,060
*	Ladish Co., Inc.	1,600	53,984
	Laidlaw International, Inc.	8,300	241,115
	Landstar Systems, Inc.	5,800	261,232
*	Layne Christensen Co.	1,400	43,106
*	Learning Tree International, Inc.	200	1,824
*	LECG Corp.	2,700	49,383
	Lennox International, Inc.	4,500	131,580
	Lincoln Electric Holdings, Inc.	5,200	316,420
	Lindsay Manufacturer Co.	1,300	44,785
*	LMI Aerospace, Inc.	800	13,704
	Lockheed Martin Corp.	45,900	4,151,655
	LSI Industries, Inc.	2,025	34,607
*	Lydall, Inc.	500	5,250
*	M&F Worldwide Corp.	1,300	21,333
*	Mac-Gray Corp.	400	4,380
*	Magnetek, Inc.	1,500	8,220
	Manpower, Inc.	8,587	609,677
#	Masco Corp.	33,900	972,591
	McGrath Rentcorp.	2,434	76,671
*	Mesa Air Group, Inc.	2,400	19,608
	Met-Pro Corp.	6	85
*	MFRI, Inc.	500	10,265
*	Middleby Corp.	900	91,350
* #	Midwest Air Group, Inc.	1,100	9,108
*	Miller Industries, Inc.	400	8,932
	Mine Safety Appliances Co.	2,700	97,497
*	Mobile Mini, Inc.	3,600	98,856
* #	Modtech Holdings, Inc.	400	1,960

34

		Shares	Value†
*	Monster Worldwide, Inc.	10,100	$440,865
*	Moog, Inc. Class A	3,925	143,577
	MSC Industrial Direct Co., Inc. Class A	5,200	202,332
	Mueller Industries, Inc.	3,700	126,170
	NACCO Industries, Inc. Class A	600	89,490
*	National Technical Systems, Inc.	200	1,330
* #	Navigant Consulting, Inc.	5,500	104,775
*	Navistar International Corp.	4,200	134,358
*	NCI Building Systems, Inc.	2,100	115,878
	Nordson Corp.	3,400	164,186
	Norfolk Southern Corp.	40,100	1,974,925
	Northrop Grumman Corp.	36,128	2,418,047
*	NuCo2, Inc.	1,700	42,449
*	Odyssey Marine Exploration, Inc.	1,500	4,755
*	Old Dominion Freight Line, Inc.	4,100	109,921
*	Omega Flex, Inc.	800	16,160
*	On Assignment, Inc.	1,300	14,196
*	Orbital Sciences Corp.	6,200	112,344
	Oshkosh Truck Corp. Class B	7,800	374,478
*	P.A.M. Transportation Services, Inc.	500	11,995
	Paccar, Inc.	26,750	1,746,775
	Pall Corp.	12,400	389,236
	Parker Hannifin Corp.	11,600	968,368
*	Park-Ohio Holdings Corp.	100	1,667
* #	Patriot Transportation Holding, Inc.	25	2,300
	Pentair, Inc.	3,600	114,696
*	Perini Corp.	2,700	87,804
*	PHH Corp.	3,758	108,155
* #	Pinnacle Airlines Corp.	1,600	15,728
	Pitney Bowes, Inc.	27,300	1,258,257
*	Power-One, Inc.	10,900	79,788
	Precision Castparts Corp.	14,408	1,087,228
#	PW Eagle, Inc.	1,300	44,382
*	Quality Distribution, Inc.	700	9,338
* #	Quanta Services, Inc.	13,265	243,147
	Quixote Corp.	500	9,620
*	RailAmerica, Inc.	2,300	36,685
	Raven Industries, Inc.	1,748	48,787
	Raytheon Co.	53,100	2,710,224
	Regal-Beloit Corp.	3,000	153,390
*	Republic Airways Holdings, Inc.	3,300	56,991
	Republic Services, Inc.	14,700	609,756
*	Resources Connection, Inc.	5,000	145,150
	Robbins & Myers, Inc.	1,200	51,348
	Robert Half International, Inc.	18,200	702,338
	Rockwell Automation, Inc.	14,900	969,692
	Rockwell Collins, Inc.	21,500	1,297,095
	Rollins, Inc.	7,150	156,657
#	Roper Industries, Inc.	10,400	533,624
*	Rush Enterprises, Inc. Class A	1,200	21,816
	Ryder System, Inc.	6,100	318,237
*	Saia, Inc.	750	18,593
	Schawk, Inc.	1,000	19,170
* #	School Specialty, Inc.	1,600	59,280
*	Sequa Corp. Class B	100	11,400

35

		Shares	Value†
*	Shaw Group, Inc.	7,900	$236,131
#	Simpson Manufacturing Co., Inc.	4,400	136,268
*	Sirva, Inc.	1,900	7,220
*	Sitel Corp.	500	2,065
	Skywest, Inc.	3,900	98,436
*	SL Industries, Inc.	400	6,400
	Smith (A.O.) Corp.	2,200	78,738
	Southwest Airlines Co.	80,600	1,266,226
*	Spherion Corp.	3,400	24,480
	SPX Corp.	6,200	378,882
*	Standard Parking Corp.	1,300	49,166
	Standard Register Co.	2,200	27,390
	Standex International Corp.	422	12,546
	Steelcase, Inc. Class A	8,300	146,910
*	Stericycle, Inc.	5,100	369,342
*	Sterling Construction Co., Inc.	1,000	24,050
	Sun Hydraulics, Inc.	400	8,368
*	Superior Essex, Inc.	2,200	77,880
*	Swift Transportation Co., Inc.	7,600	215,612
	Synagro Techonologies, Inc.	4,200	19,026
	Sypris Solutions, Inc.	300	2,238
	TAL International Group, Inc.	100	2,490
*	Target Logistics, Inc.	600	1,530
* #	Taser International, Inc.	3,500	29,680
*	Team, Inc.	600	18,510
*	Teledyne Technologies, Inc.	4,200	168,840
	Teleflex, Inc.	3,000	193,890
* #	TeleTech Holdings, Inc.	7,400	167,092
	Tennant Co.	1,800	52,290
* #	Terex Corp.	10,900	610,618
*	Tetra Tech, Inc.	6,100	106,445
	Textron, Inc.	12,700	1,237,615
*	The Advisory Board Co.	2,300	127,581
	The Brink’s Co.	5,500	308,770
* #	The Dun & Bradstreet Corp.	5,600	460,432
*	The Geo Group, Inc.	2,250	84,510
* #	The Lamson & Sessions Co.	1,700	36,550
	The Manitowoc Co., Inc.	6,400	385,536
*	Thomas & Betts Corp.	6,900	357,903
	Timken Co.	9,800	291,452
#	Titan International, Inc.	1,800	34,218
	Todd Shipyards Corp.	100	1,666
	Toro Co.	4,200	188,580
* #	TRC Companies, Inc.	300	2,865
	Tredegar Industries, Inc.	2,000	39,780
* #	Trex Co., Inc.	1,600	36,240
#	Trinity Industries, Inc.	8,250	311,850
	Triumph Group, Inc.	600	31,836
* #	TRM Corp.	50	72
* #	TurboChef Technologies, Inc.	2,500	36,225
	Twin Disc, Inc.	600	21,174
*	U.S. Home Systems, Inc.	600	5,922
*	UAL Corp.	1,700	68,986
	UAP Holding Corp.	500	12,005
*	Ultralife Batteries, Inc.	600	6,174

36

		Shares	Value†
	Union Pacific Corp.	28,200	$2,552,664
	United Industrial Corp.	1,400	68,446
	United Parcel Service, Inc.	38,200	2,976,544
*	United Rentals, Inc.	6,600	165,396
*	United Stationers, Inc.	3,800	176,244
	United Technologies Corp.	108,100	6,975,693
	Universal Forest Products, Inc.	1,800	83,952
*	URS Corp.	5,200	229,632
*	US Airways Group, Inc.	783	44,443
*	USA Truck, Inc.	1,100	21,197
*	USG Corp.	600	33,438
	Valmont Industries, Inc.	2,600	154,050
*	Versar, Inc.	200	788
	Viad Corp.	2,050	80,586
	Vicor Corp.	2,700	33,102
* #	Volt Information Sciences, Inc.	1,800	83,988
#	W.W. Grainger, Inc.	9,100	658,476
	Wabash National Corp.	1,400	20,580
	Wabtec Corp.	4,700	154,395
	Walter Industries, Inc.	4,300	206,787
* #	Washington Group International, Inc.	3,100	182,218
*	Waste Connections, Inc.	4,900	197,715
	Waste Industries USA, Inc.	1,400	42,056
	Waste Management, Inc.	56,000	2,050,160
	Watsco, Inc. Class A	2,200	113,696
	Watson Wyatt & Co. Holdings	4,500	208,800
	Watts Water Technologies, Inc.	1,700	70,771
#	Werner Enterprises, Inc.	4,941	92,150
* #	WESCO International, Inc.	5,600	374,640
	Woodward Governor Co.	3,300	126,027
*	Xanser Corp.	2,700	14,067
Total Industrials			164,319,706

Information Technology — (13.9%)
*	24/7 Real Media, Inc.	4,800	41,856
*	3Com Corp.	40,500	169,695
*	Acacia Research-Acacia Technologies	3,410	47,501
* #	Access Integrated Technologies, Inc.	1,000	8,950
*	Actel Corp.	2,400	44,784
*	ActivIdentity Corp.	1,600	8,064
* #	Activision, Inc.	29,333	500,128
*	Actuate Corp.	6,300	34,083
	Acxiom Corp.	10,700	266,644
*	Adaptec, Inc.	9,000	39,240
*	ADC Telecommunications, Inc.	11,628	160,350
*	ADDvantage Technologies Group, Inc.	500	2,145
*	Adobe Systems, Inc.	56,358	2,261,647
	Adtran, Inc.	6,870	149,697
*	Advanced Energy Industries, Inc.	4,800	82,704
*	Advanced Micro Devices, Inc.	33,900	731,223
*	Advent Software, Inc.	3,700	135,272
*	Aeroflex, Inc.	8,000	96,480
*	Aetrium, Inc.	500	1,625
*	Affiliated Computer Services, Inc. Class A	12,200	616,710
*	Agere Systems, Inc. Class A	21,400	383,488

37

		Shares	Value†
*	Agile Software Corp.	4,100	$27,511
*	Agilent Technologies, Inc.	41,500	1,321,360
	Agilysys, Inc.	2,000	30,640
* #	Akamai Technologies, Inc.	30,500	1,490,535
* #	Alliance Data Systems Corp.	9,900	640,629
*	Altera Corp.	38,100	757,809
*	Altiris, Inc.	3,600	89,244
	American Software, Inc. Class A	1,200	9,852
*	AMIS Holdings, Inc.	10,300	111,240
* #	Amkor Technology, Inc.	20,827	212,852
	Amphenol Corp.	11,100	756,243
* #	Anadigics, Inc.	5,900	56,935
#	Analog Devices, Inc.	19,600	637,392
*	Anaren, Inc.	2,000	41,100
*	Andrew Corp.	9,433	94,047
* #	Anixter International, Inc.	4,300	252,066
*	Ansoft Corp.	3,000	82,920
* #	Ansys, Inc.	4,500	211,275
*	Apple Computer, Inc.	85,800	7,866,144
#	Applied Materials, Inc.	142,300	2,558,554
*	Applied Micro Circuits Corp.	14,200	49,700
*	Aptimus, Inc.	300	2,325
* #	aQuantive, Inc.	8,200	195,980
*	Ariba, Inc.	8,400	63,504
* #	Arris Group, Inc.	12,579	150,067
*	Arrow Electronics, Inc.	11,100	352,536
*	Art Technology Group, Inc.	13,500	31,860
*	Aspen Technology, Inc.	4,500	43,875
*	Asyst Technologies, Inc.	4,000	26,360
*	Atheros Communications	5,220	118,703
*	Atmel Corp.	60,500	306,130
* #	ATMI, Inc.	3,800	123,538
*	Autodesk, Inc.	21,500	885,370
	Automatic Data Processing, Inc.	62,100	2,995,083
*	Avaya, Inc.	48,800	623,664
* #	Avici Systems, Inc.	800	5,696
* #	Avid Technology, Inc.	4,122	160,676
*	Avnet, Inc.	8,300	205,757
* #	Avocent Corp.	5,300	184,334
	AVX Corp.	20,300	315,462
*	Aware, Inc.	1,800	9,504
*	Axcelis Technologies, Inc.	7,500	47,925
*	AXT, Inc.	1,300	6,734
* #	Bankrate, Inc.	2,000	73,000
*	BEA Systems, Inc.	48,800	671,976
* #	BearingPoint, Inc.	17,700	148,326
	Bel Fuse, Inc. Class B	1,000	36,700
*	Bell Microproducts, Inc.	100	688
* #	Benchmark Electronics, Inc.	7,450	180,961
	Black Box Corp.	1,000	42,820
* #	Blackboard, Inc.	3,200	91,200
*	Blue Coat Systems, Inc.	1,200	30,648
*	BMC Software, Inc.	25,600	833,536
*	Borland Software Corp.	4,000	21,160
*	Brightpoint, Inc.	4,417	60,999

38

		Shares	Value†
*	Broadcom Corp.	27,300	$896,259
*	Brocade Communications Systems, Inc.	33,300	308,025
*	Brooks Automation, Inc.	5,465	76,346
	CA, Inc.	58,500	1,269,450
* #	Cabot Microelectronics Corp.	2,500	79,125
*	CACI International, Inc. Class A	2,100	125,664
* #	Cadence Design Systems, Inc.	35,000	643,300
*	CalAmp Corp.	1,100	7,975
	CAM Commerce Solutions, Inc.	200	4,616
*	Carreker Corp.	2,100	15,267
*	Carrier Access Corp.	3,400	21,250
*	Catapult Communications Corp.	1,050	9,093
*	C-COR, Inc.	5,798	57,980
	CDW Corp.	9,100	641,550
*	Centillium Communications, Inc.	1,500	2,985
*	Ceridian Corp.	18,300	448,533
*	CEVA, Inc.	300	2,016
*	CheckFree Corp.	6,400	267,584
*	Checkpoint Systems, Inc.	3,500	67,130
*	Cherokee International Corp.	1,201	3,795
*	Chordiant Software, Inc.	6,900	21,114
*	Ciber, Inc.	1,500	10,410
* #	Ciena Corp.	10,114	254,266
*	Cirrus Logic, Inc.	10,600	73,882
*	Cisco Sytems, Inc.	703,750	18,916,800
* #	Citrix Systems, Inc.	16,400	471,336
*	CNET Networks, Inc.	2,000	18,120
	Cognex Corp.	4,900	119,805
*	Cognizant Technology Solutions Corp.	17,945	1,463,594
*	Coherent, Inc.	2,400	77,544
	Cohu, Inc.	2,100	41,517
* #	CommScope, Inc.	6,400	193,088
*	Computer Horizons Corp.	2,300	10,764
*	Computer Sciences Corp.	18,300	955,260
*	Computer Task Group, Inc.	200	842
*	Compuware Corp.	43,216	362,582
* #	Comtech Telecommunications Corp.	2,700	95,904
*	Comverse Technology, Inc.	21,900	427,488
* #	Concur Technologies, Inc.	4,200	64,428
*	Conexant Systems, Inc.	48,711	106,190
*	Convergys Corp.	15,600	376,272
*	Corillian Corp.	3,200	11,072
*	Corning, Inc.	132,500	2,856,700
*	Covansys Corp.	4,100	93,398
*	Cray, Inc.	300	3,408
*	Cree, Inc.	2,200	43,538
* #	CSG Systems International, Inc.	5,700	158,061
	CTS Corp.	800	12,224
*	Cyberoptics Corp.	610	7,820
*	Cybersource Corp.	4,400	46,156
* #	Cymer, Inc.	4,200	198,450
* #	Cypress Semiconductor Corp.	16,300	283,457
	Daktronics, Inc.	4,100	148,338
*	Datalink Corp.	800	6,496
	Dataram Corp.	175	781

39

		Shares	Value†
* #	Dell, Inc.	149,000	$4,058,760
	Diebold, Inc.	7,800	358,800
*	Digi International, Inc.	2,600	34,554
*	Digimarc Corp.	1,129	10,172
* #	Digital Angel Corp.	2,500	7,000
*	Digital Insight Corp.	3,800	145,008
* #	Digital River, Inc.	4,900	288,659
* #	Digitas, Inc.	1,900	20,558
* #	Diodes, Inc.	2,500	103,325
*	Ditech Networks, Inc.	2,000	14,000
*	DocuCorp International, Inc.	700	5,201
*	Dot Hill Systems Corp.	3,000	9,780
*	DSP Group, Inc.	3,300	71,247
*	DST Systems, Inc.	7,300	455,520
*	DTS, Inc.	1,900	47,310
*	Dycom Industries, Inc.	4,033	81,951
*	EarthLink, Inc.	7,900	51,429
* #	eBay, Inc.	32,900	1,064,315
*	Echelon Corp.	4,600	36,800
* #	EDGAR Online, Inc.	1,900	6,403
*	EFJ, Inc.	2,200	12,320
*	eFunds Corp.	4,900	125,685
*	Electro Scientific Industries, Inc.	2,124	42,161
* #	Electronic Arts, Inc.	29,400	1,641,990
	Electronic Data Systems Corp.	56,800	1,541,552
*	Electronics for Imaging, Inc.	5,900	144,550
* #	eLoyalty Corp.	600	10,782
*	Embarcadero Technologies, Inc.	1,100	7,612
*	EMC Corp.	193,913	2,542,199
* #	EMCORE Corp.	5,800	34,800
*	EMS Technologies, Inc.	1,200	24,564
*	Emulex Corp.	9,000	187,830
* #	Entegris, Inc.	10,566	112,634
*	Entrust, Inc.	4,500	18,180
*	Epicor Software Corp.	5,500	73,150
*	EPIQ Systems, Inc.	1,800	28,116
* #	Equinix, Inc.	3,100	236,592
*	eSpeed, Inc.	3,200	30,016
*	Euronet Worldwide, Inc.	1,710	56,618
*	Exar Corp.	100	1,357
*	Excel Technology, Inc.	1,000	25,230
*	Extreme Networks, Inc.	11,500	45,885
*	F5 Networks, Inc.	4,200	314,202
	Factset Research Systems, Inc.	6,050	319,924
#	Fair Isaac Corp.	6,735	280,311
*	Fairchild Semiconductor Corp. Class A	14,734	240,459
* #	FalconStor Software, Inc.	5,200	44,876
*	Faro Technologies, Inc.	1,300	28,834
*	FEI Co.	2,600	63,206
	Fidelity National Information Services, Inc.	28,626	1,142,177
* #	Finisar Corp.	36,700	140,561
	First Data Corp.	67,931	1,715,258
*	Fiserv, Inc.	21,600	1,103,976
* #	Flir Systems, Inc.	8,100	260,901
* #	FormFactor, Inc.	5,700	212,952

40

		Shares	Value†
*	Forrester Research, Inc.	2,600	$73,112
*	Foundry Networks, Inc.	8,800	125,928
*	Freescale Semiconductor, Inc. Class B	12,344	492,896
	Frequency Electronics, Inc.	100	1,250
*	FSI International, Inc.	2,300	12,903
* #	Gartner Group, Inc.	13,900	267,992
*	Genesis Microchip, Inc.	2,500	25,000
*	Gerber Scientific, Inc.	2,700	37,368
	Gevity HR, Inc.	2,800	61,152
*	Global Imaging Systems, Inc.	6,000	127,860
	Global Payments, Inc.	7,100	325,180
*	Globix Corp.	100	440
*	Greenfield Online, Inc.	2,100	26,691
*	GTSI Corp.	200	1,908
*	Harmonic, Inc.	9,100	72,345
	Harris Corp.	15,500	652,705
*	Hauppauge Digital, Inc.	500	2,995
#	Heartland Payment Systems, Inc.	3,700	105,080
#	Henry Jack & Associates, Inc.	10,700	234,116
	Hewlett-Packard Co.	335,500	13,238,830
*	hi/fn, Inc.	600	2,982
*	Hittite Microwave Corp.	3,400	132,838
*	Hutchinson Technology, Inc.	1,100	26,213
*	Hypercom Corp.	6,711	44,427
*	Hyperion Solutions Corp.	6,100	224,236
* #	I.D. Systems, Inc.	900	19,548
* #	i2 Technologies, Inc.	1,300	25,116
*	iBasis, Inc.	2,100	17,010
*	iGATE Capital Corp.	5,700	37,107
	Imation Corp.	3,300	152,823
*	Immersion Corp.	800	5,616
*	Infocrossing, Inc.	1,800	25,650
* #	Informatica Corp.	9,200	110,860
*	InfoSpace, Inc.	2,500	49,125
	infoUSA, Inc.	3,100	37,634
*	Ingram Micro, Inc.	16,300	332,194
*	Innodata Isogen, Inc.	632	1,460
*	Innovex, Inc.	800	1,464
*	Insight Enterprises, Inc.	3,500	70,350
	Integral Systems, Inc.	1,300	31,317
*	Integrated Device Technology, Inc.	23,700	391,050
*	Integrated Silicon Solution, Inc.	2,100	13,062
	Intel Corp.	404,000	8,625,400
* #	Intelli-Check, Inc.	700	4,074
*	Interactive Intelligence, Inc.	1,600	28,032
* #	Interdigital Communications Corp.	6,800	217,260
* #	Intermec, Inc.	6,400	162,240
* #	Internap Network Services Corp.	3,700	71,965
	International Business Machines Corp.	83,900	7,712,088
*	International DisplayWorks, Inc.	2,700	16,983
*	International Rectifier Corp.	3,800	152,000
*	Internet Capital Group, Inc.	3,100	31,961
*	Interphase Corp.	400	3,540
	Intersil Corp.	13,300	329,441
	Inter-Tel, Inc.	2,500	55,725

41

		Shares	Value†
*	Intervideo, Inc.	300	$3,885
*	Intervoice, Inc.	2,100	14,091
*	Interwoven, Inc.	4,050	57,389
*	Intest Corp.	500	2,265
*	Intevac, Inc.	2,200	60,038
*	Intuit, Inc.	43,400	1,366,232
*	Iomega Corp.	100	384
*	Iron Mountain, Inc.	13,625	587,238
*	Iteris, Inc.	2,300	5,290
*	Itron, Inc.	3,200	153,568
*	Ixia	2,400	22,776
*	IXYS Corp.	2,400	23,016
*	j2 Global Communications, Inc.	5,400	150,822
	Jabil Circuit, Inc.	10,000	283,600
*	JDA Software Group, Inc.	2,100	30,030
* #	JDS Uniphase Corp.	23,550	435,204
*	Juniper Networks, Inc.	43,889	934,397
* #	Keane, Inc.	6,800	84,320
	Keithley Instruments, Inc.	700	8,806
*	Kemet Corp.	3,400	24,990
*	Key Tronic Corp.	500	2,475
#	KLA-Tencor Corp.	20,900	1,079,903
* #	Komag, Inc.	3,500	138,180
*	Kopin Corp.	5,900	21,358
*	Kronos, Inc.	1,750	61,705
* #	Kulicke & Soffa Industries, Inc.	5,900	48,321
*	KVH Industries, Inc.	1,200	13,800
* #	L-1 Identity Solutions, Inc.	5,414	90,739
* #	Lam Research Corp.	14,100	741,660
*	LaserCard Corp.	800	9,744
*	Lattice Semiconductor Corp.	9,400	63,826
*	Lawson Software, Inc.	19,602	145,839
*	LeCroy Corp.	100	1,127
*	Lexmark International, Inc.	13,300	917,434
*	Lightbridge, Inc.	2,800	36,960
#	Linear Technology Corp.	32,200	1,034,908
*	Lionbridge Technologies, Inc.	2,400	13,728
*	Littlefuse, Inc.	2,500	78,200
*	LoJack Corp.	2,000	30,360
*	Loral Space & Communications, Inc.	1,400	43,022
*	LSI Logic Corp.	34,200	364,572
*	LTX Corp.	7,600	39,596
*	Lucent Technologies, Inc.	345,100	890,358
* #	Lumera Corp.	800	5,872
* #	Macrovision Corp.	5,600	154,840
*	Magma Design Automation, Inc.	3,700	33,152
*	Manhattan Associates, Inc.	3,200	92,800
*	ManTech International Corp. Class A	2,100	76,188
*	Mapinfo Corp.	1,700	22,525
*	Marchex, Inc. Class B	700	9,583
*	Mastec, Inc.	6,300	71,064
*	Mattson Technology, Inc.	5,500	52,305
#	Maxim Integrated Products, Inc.	3,300	103,884
	Maximus, Inc.	2,000	58,520
* #	Maxwell Technologies, Inc.	2,100	29,736

42

		Shares	Value†
*	McAfee, Inc.	13,400	$391,414
*	McDATA Corp. Class A	7,100	44,517
* #	Mechanical Technology, Inc.	2,000	5,840
*	MedQuist, Inc.	900	11,790
*	MEMC Electronic Materials, Inc.	26,500	1,054,700
*	Mentor Graphics Corp.	9,700	164,027
*	Mercury Computer Systems, Inc.	1,300	17,004
*	Merix Corp.	700	6,461
*	MetaSolv, Inc.	3,900	15,834
	Methode Electronics, Inc.	2,000	22,420
*	Metrologic Instruments, Inc.	1,100	20,240
*	Micrel, Inc.	5,400	62,370
	Microchip Technology, Inc.	21,250	724,838
*	Micron Technology, Inc.	81,651	1,192,105
*	Micros Systems, Inc.	4,400	224,048
*	Microsemi Corp.	6,700	138,355
	Microsoft Corp.	847,500	24,857,175
* #	MicroStrategy, Inc.	1,200	142,164
*	Microtune, Inc.	6,584	30,221
* #	Midway Games, Inc.	10,300	79,722
* #	Mindspeed Technologies, Inc.	12,000	20,400
*	MIPS Technologies, Inc.	3,700	31,635
*	MKS Instruments, Inc.	4,400	91,564
*	Mobius Management Systems, Inc.	1,399	9,933
*	Moldflow Corp.	700	9,072
	Molex, Inc.	2,000	64,000
	Molex, Inc. Class A	10,100	284,113
	MoneyGram International, Inc.	8,800	268,400
* #	MoSys, Inc.	2,100	20,013
	Motorola, Inc.	269,300	5,970,381
*	MPS Group, Inc.	10,600	158,894
* #	MRV Communications, Inc.	7,400	27,602
	MTS Systems Corp.	2,000	76,680
*	Nanometrics, Inc.	500	4,285
* #	Napco Security Systems, Inc.	1,625	10,465
	National Instruments Corp.	9,000	261,720
	National Semiconductor Corp.	35,900	868,421
*	NCR Corp.	22,500	965,475
*	NETGEAR, Inc.	4,200	109,200
* #	Netlogic Microsystems, Inc.	2,500	53,325
*	Netopia, Inc.	400	2,760
*	NetRatings, Inc.	3,823	69,961
*	NetScout Systems, Inc.	2,000	15,620
*	Network Appliance, Inc.	44,600	1,748,766
*	Network Engines, Inc.	500	1,175
*	Network Equipment Technologies, Inc.	200	1,226
*	Newport Corp.	4,800	104,304
*	NIC, Inc.	7,700	36,575
*	NMS Communications Corp.	100	175
*	Novatel Wireless, Inc.	2,800	26,432
*	Novell, Inc.	23,700	148,836
* #	Novellus Systems, Inc.	13,864	432,834
*	Nu Horizons Electronics Corp.	300	3,381
* #	Nuance Communications, Inc.	17,530	179,683
*	Nvidia Corp.	40,100	1,483,299

43

		Shares	Value†
* #	NYFIX, Inc.	800	$5,120
* #	OmniVision Technologies, Inc.	2,600	42,354
*	ON Semiconductor Corp.	31,000	199,640
*	Online Resources Corp.	2,700	28,755
*	Open Solutions, Inc.	2,600	96,850
*	Openwave Systems, Inc.	7,233	60,757
*	Oplink Communications, Inc.	2,200	43,890
*	OPNET Technologies, Inc.	2,200	35,486
* #	Opsware, Inc.	10,800	94,608
*	Optical Communication Products, Inc.	100	196
*	Oracle Corp.	625,550	11,904,217
*	OSI Systems, Inc.	1,200	22,788
*	Overland Storage, Inc.	500	2,400
*	OYO Geospace Corp.	50	2,385
*	Packeteer, Inc.	100	1,187
* #	Palm, Inc.	10,700	149,907
*	Parametric Technology Corp.	11,460	221,866
	Park Electrochemical Corp.	2,300	74,612
* #	Parkervision, Inc.	1,600	16,272
*	Paxar Corp.	4,500	96,075
	Paychex, Inc.	41,700	1,643,397
* #	PC Connection, Inc.	1,200	16,116
*	PC-Tel, Inc.	1,600	15,488
*	PDF Solutions, Inc.	2,500	36,775
	Pegasystems, Inc.	3,500	35,350
*	Pemstar, Inc.	2,100	7,938
*	Perficient, Inc.	3,100	54,157
*	Pericom Semiconductor Corp.	400	4,612
*	Perot Systems Corp.	12,700	199,644
*	Pervasive Software, Inc.	400	1,492
*	Phoenix Technologies, Ltd.	1,100	5,335
*	Photon Dynamics, Inc.	1,400	15,554
* #	Photronics, Inc.	1,300	20,501
*	Pixelworks, Inc.	1,000	2,490
*	Planar Systems, Inc.	700	7,014
	Plantronics, Inc.	700	14,700
*	PLATO Learning, Inc.	600	3,036
*	Plexus Corp.	5,200	125,580
*	PLX Technology, Inc.	1,766	23,894
* #	PMC-Sierra, Inc.	4,000	30,440
* #	Polycom, Inc.	10,800	311,472
*	Power Integrations, Inc.	2,800	78,008
*	Presstek, Inc.	3,600	21,636
	Printronix, Inc.	300	3,615
*	Progress Software Corp.	4,000	108,440
	QAD, Inc.	2,500	20,500
*	QLogic Corp.	19,300	429,425
	Qualcomm, Inc.	95,700	3,501,663
#	Quality Systems, Inc.	3,200	122,272
*	Quantum Corp.	18,700	44,132
*	Quest Software, Inc.	10,000	143,100
*	QuickLogic Corp.	1,900	5,567
*	Radiant Systems, Inc.	3,000	29,430
*	RadiSys Corp.	2,660	44,927
*	Radyne Corp.	100	1,001

44

		Shares	Value†
*	RAE Systems, Inc.	700	$2,555
* #	Rambus, Inc.	11,500	256,450
* #	Ramtron International Corp.	2,000	7,720
* #	RealNetworks, Inc.	19,200	220,800
* #	Red Hat, Inc.	23,400	407,160
* #	Redback Networks, Inc.	5,600	82,432
*	Relm Wireless Corp.	200	1,226
	REMEC, Inc.	3	3
#	Renaissance Learning, Inc.	2,600	43,914
*	RF Micro Devices, Inc.	20,400	157,284
*	RF Monolithics, Inc.	400	2,040
	Richardson Electronics, Ltd.	500	5,000
*	RightNow Technologies, Inc.	3,300	54,582
*	Rimage Corp.	800	19,264
*	Rofin-Sinar Technologies, Inc.	1,800	104,616
*	Rogers Corp.	2,100	145,908
*	Rudolph Technologies, Inc.	2,751	44,099
*	S1 Corp.	6,500	33,995
*	Saba Software, Inc.	1,800	9,720
	Sabre Holdings Corp.	14,500	397,735
*	Safeguard Scientifics, Inc.	3,500	8,645
*	SafeNet, Inc.	1,487	34,617
*	Salesforce.com, Inc.	10,900	425,100
*	Sandisk Corp.	13,598	603,751
*	Sanmina-SCI Corp.	39,300	145,410
*	Sapient Corp.	7,600	41,496
* #	SatCon Technology Corp.	2,200	3,278
* #	ScanSource, Inc.	3,000	91,560
*	Seachange International, Inc.	700	6,034
*	Secure Computing Corp.	80	519
*	Semitool, Inc.	3,400	46,682
*	Semtech Corp.	2,500	32,800
*	SI International, Inc.	1,500	51,645
*	Sigma Designs, Inc.	1,800	47,070
* #	Silicon Image, Inc.	8,900	111,873
*	Silicon Laboratories, Inc.	4,700	151,434
*	Silicon Storage Technology, Inc.	5,300	24,433
*	SimpleTech, Inc.	5,527	49,743
*	Sirenza Microdevices, Inc.	5,892	52,380
*	Skyworks Solutions, Inc.	6,900	50,094
*	SM&A	1,500	8,475
*	Solectron Corp.	81,900	272,727
*	Sonic Foundry, Inc.	2,300	8,510
* #	Sonic Solutions, Inc.	2,814	44,321
*	SonicWALL, Inc.	7,900	79,395
*	Sonus Networks, Inc.	30,300	190,284
*	SPSS, Inc.	1,900	53,599
*	SRA International, Inc.	4,300	125,474
*	SRS Labs, Inc.	900	8,973
*	Staktek Holdings, Inc.	5,100	29,835
*	Standard Microsystems Corp.	2,452	78,145
	StarTek, Inc.	800	10,960
	Stellent, Inc.	1,900	25,536
* #	Stratasys, Inc.	1,200	36,120
*	Stratex Networks, Inc.	11,600	49,648

45

		Shares	Value†
*	Stratos International, Inc.	200	$1,494
*	SumTotal Systems, Inc.	2,000	14,040
*	Sun Microsystems, Inc.	345,026	1,870,041
* #	Supertex, Inc.	1,600	75,072
*	SupportSoft, Inc.	2,000	11,520
*	Sybase, Inc.	9,600	229,824
*	Sycamore Networks, Inc.	12,900	48,117
*	Sykes Enterprises, Inc.	4,700	80,981
*	Symantec Corp.	106,432	2,256,358
	Symbol Technologies, Inc.	16,490	244,382
*	Symmetricom, Inc.	4,800	42,096
*	Synaptics, Inc.	2,900	83,143
*	SYNNEX Corp.	2,100	47,691
*	Synopsys, Inc.	14,197	362,733
*	Synplicity, Inc.	2,200	14,960
	Syntel, Inc.	4,700	138,744
* #	Take-Two Interactive Software, Inc.	2,500	43,400
	TALX Corp.	3,100	77,345
*	Tech Data Corp.	5,400	225,828
	Technitrol, Inc.	4,600	126,408
*	Tekelec	7,400	119,140
	Tektronix, Inc.	9,645	294,751
* #	TeleCommunication Systems, Inc.	600	2,088
* #	Telkonet, Inc.	2,300	6,210
*	Tellabs, Inc.	50,915	511,187
*	Teradyne, Inc.	21,600	321,840
* #	Terremark Worldwide, Inc.	6,600	37,752
* #	Tessera Technologies, Inc.	5,535	209,610
	Texas Instruments, Inc.	155,300	4,589,115
	TheStreet.com, Inc.	3,100	30,318
*	Think Partnership, Inc.	2,200	7,370
* #	THQ, Inc.	6,550	213,203
*	TIBCO Software, Inc.	22,500	209,475
*	Tier Technologies, Inc. Class B	500	3,550
*	TNS, Inc.	2,000	34,500
	Total System Services, Inc.	22,800	592,116
*	Transact Technologies, Inc.	700	6,111
*	Transaction Systems Architects, Inc.	4,700	159,001
* #	Travelzoo, Inc.	400	12,380
*	Trident Microsystems, Inc.	5,500	115,390
*	Trimble Navigation, Ltd.	6,795	325,956
*	Triquint Semiconductor, Inc.	10,900	54,936
*	TTM Technologies, Inc.	5,000	63,050
*	Tumbleweed Communications Corp.	3,900	10,062
*	Tyler Technologies, Inc.	4,300	62,135
*	Ulticom, Inc.	3,900	40,443
*	Ultimate Software Group, Inc.	3,000	72,330
*	Ultratech, Inc.	2,300	29,969
*	Unisys Corp.	24,500	176,645
	United Online, Inc.	6,750	90,653
* #	Universal Display Corp.	3,400	41,922
* #	UTStarcom, Inc.	9,700	86,136
*	VA Software Corp.	3,800	17,328
*	ValueClick, Inc.	10,300	256,161
*	Varian Semiconductor Equipment Associates, Inc.	6,450	256,259

46

		Shares	Value†
*	Veeco Instruments, Inc.	3,600	$67,608
* #	VendingData Corp.	400	920
*	Verigy, Ltd.	4,909	87,577
*	Verint Systems, Inc.	3,500	119,420
*	VeriSign, Inc.	22,800	595,308
*	Viasat, Inc.	3,300	87,879
*	Video Display Corp.	400	3,024
*	Vignette Corp.	2,200	37,026
*	Virage Logic Corp.	1,600	14,432
*	Vishay Intertechnology, Inc.	19,012	249,057
* #	Vitesse Semiconductor, Inc.	4,214	4,762
*	Vitria Technology, Inc.	2,600	7,020
* #	Vyyo, Inc.	380	1,634
*	Web.com, Inc.	1,200	4,608
* #	WebEx Communications, Inc.	5,900	211,810
*	webMethods, Inc.	6,500	46,345
* #	Websense, Inc.	3,800	97,090
*	WebSideStory, Inc.	1,700	20,094
*	Western Digital Corp.	26,400	541,728
*	Western Union Co.	88,127	2,009,296
*	Wind River Systems, Inc.	9,000	96,390
*	Witness Systems, Inc.	3,800	72,162
* #	Wright Express Corp.	100	3,086
*	Xerox Corp.	96,200	1,587,300
#	Xilinx, Inc.	15,400	412,720
	X-Rite, Inc.	2,500	29,750
*	Yahoo!, Inc.	97,400	2,628,826
*	Zebra Technologies Corp. Class A	3,600	125,748
* #	Zhone Technologies, Inc.	5,741	7,750
*	ZILOG, Inc.	300	1,206
*	Zoran Corp.	5,005	74,625
*	Zygo Corp.	1,400	23,058
Total Information Technology			222,877,411

Materials — (3.2%)
*	AEP Industries, Inc.	1,100	56,617
	Air Products & Chemicals, Inc.	24,000	1,659,360
	Airgas, Inc.	8,200	348,910
* #	AK Steel Holding Corp.	10,700	176,443
	Albemarle Corp.	5,100	355,674
	Alcoa, Inc.	38,700	1,206,279
*	Aleris International, Inc.	3,100	161,541
#	Allegheny Technologies, Inc.	11,121	996,998
	AMCOL International Corp.	3,100	86,056
	Aptargroup, Inc.	3,600	220,536
	Arch Chemicals, Inc.	1,900	62,510
	Ashland, Inc.	6,700	452,987
	Balchem Corp.	850	22,058
	Ball Corp.	11,000	470,360
	Bemis Co., Inc.	11,400	389,082
*	Brush Engineered Materials, Inc.	2,300	81,466
*	Buckeye Technologies, Inc.	2,400	28,176
	Cabot Corp.	6,900	283,797
*	Caraustar Industries, Inc.	1,500	11,775
	Carpenter Technology Corp.	2,800	299,068

47

		Shares	Value†
	Castle (A.M.) & Co.	1,800	$47,736
* #	Century Aluminum Co.	3,400	145,010
	Chaparral Steel Co.	5,200	241,800
	Chemtura Corp.	14,241	137,853
	Cleveland-Cliffs, Inc.	3,900	187,356
* #	Coeur d’Alene Mines Corp.	24,700	134,615
	Commercial Metals Co.	12,400	360,220
	Compass Minerals International, Inc.	2,100	69,510
*	Constar International, Inc.	100	715
*	Core Molding Technologies, Inc.	100	1,066
*	Crown Holdings, Inc.	18,100	372,860
	Cytec Industries, Inc.	5,200	277,316
	Deltic Timber Corp.	1,300	69,043
	Dow Chemical Co.	100,000	4,001,000
	DuPont (E.I.) de Nemours & Co., Inc.	94,300	4,425,499
	Eagle Materials, Inc.	5,619	241,617
	Eastman Chemical Co.	8,600	510,668
	Ecolab, Inc.	28,200	1,250,670
#	Empire Resources, Inc.	300	3,627
	Ferro Corp.	500	10,430
#	Florida Rock Industries, Inc.	5,250	236,460
* #	Flotek Industries, Inc.	200	4,936
	FMC Corp.	3,500	248,080
	Freeport-McMoRan Copper & Gold, Inc. Class B	19,300	1,213,391
	Friedman Industries, Inc.	200	1,910
#	Georgia Gulf Corp.	3,100	63,147
	Gibraltar Industries, Inc.	1,550	33,961
	Glatfelter (P.H.) Co.	1,900	28,158
*	Graphic Packaging Corp.	14,100	59,784
	Greif, Inc. Class A	1,200	118,980
	H.B. Fuller Co.	3,200	83,424
	Hawkins, Inc.	88	1,243
*	Headwaters, Inc.	3,400	81,328
*	Hecla Mining Co.	13,063	91,049
*	Hercules, Inc.	12,500	232,875
*	ICO, Inc.	1,700	10,489
	International Flavors & Fragrances, Inc.	9,500	447,545
	International Paper Co.	50,400	1,668,240
	Kronos Worldwide, Inc.	4,955	182,344
*	Landec Corp.	1,800	17,244
*	Lesco, Inc.	544	4,466
	Louisiana-Pacific Corp.	8,000	168,800
	Lubrizol Corp.	7,200	340,848
	Lyondell Chemical Co.	23,420	578,474
	MacDermid, Inc.	2,800	91,420
	Martin Marietta Materials, Inc.	4,700	466,757
*	Material Sciences Corp.	300	3,618
	MeadWestavco Corp.	13,600	401,200
	Metal Management, Inc.	2,100	76,965
	Minerals Technologies, Inc.	1,300	73,892
* #	Mines Management, Inc.	800	4,664
	Monsanto Co.	57,570	2,767,390
	Myers Industries, Inc.	3,513	56,770
* #	Nanophase Technologies Corp.	600	4,026
	NewMarket Corp.	1,800	113,004

48

		Shares	Value†
	Newmont Mining Corp.	37,300	$1,749,743
#	NL Industries, Inc.	1,100	12,199
	NN, Inc.	200	2,286
	Nucor Corp.	32,900	1,969,065
	Olin Corp.	7,300	122,129
* #	OM Group, Inc.	3,100	145,855
*	OMNOVA Solutions, Inc.	1,800	8,604
*	Oregon Steel Mills, Inc.	3,700	232,878
* #	Owens-Illinois, Inc.	13,700	258,930
	Packaging Corp. of America	11,400	257,070
*	Pactiv Corp.	15,100	520,195
	Penford Corp.	200	3,304
	Phelps Dodge Corp.	21,900	2,693,700
*	PolyOne Corp.	8,100	62,208
#	Pope & Talbot, Inc.	500	2,505
	PPG Industries, Inc.	18,100	1,163,830
	Praxair, Inc.	34,500	2,152,800
	Quaker Chemical Corp.	300	6,267
	Quanex Corp.	3,450	128,030
	Reliance Steel & Aluminum Co.	7,800	300,222
	Rock-Tenn Co. Class A	1,500	37,800
*	Rockwood Holdings, Inc.	4,700	118,957
	Rohm & Haas Co.	23,400	1,221,948
#	Royal Gold, Inc.	2,400	76,464
	RPM International, Inc.	13,000	262,210
* #	RTI International Metals, Inc.	2,300	173,995
#	Ryerson, Inc.	1,600	35,616
	Schnitzer Steel Industries, Inc. Class A	1,900	77,558
	Schulman (A.), Inc.	1,300	29,627
	Schweitzer-Maudoit International, Inc.	700	17,353
	Scotts Miracle-Gro Co. Class A	6,800	336,396
	Sealed Air Corp.	8,600	511,786
	Sensient Technologies Corp.	3,400	81,022
	Sigma-Aldrich Corp.	6,800	517,548
	Silgan Holdings, Inc.	3,800	163,932
*	Smurfit-Stone Container Corp.	8,600	92,278
	Sonoco Products Co.	500	18,495
	Spartech Corp.	2,400	71,808
#	Steel Dynamics, Inc.	10,400	338,208
	Steel Technologies, Inc.	700	12,075
	Stepan Co.	200	6,064
*	Stillwater Mining Co.	5,800	80,388
*	Symyx Technologies, Inc.	3,700	80,882
	Temple-Inland, Inc.	8,600	336,260
*	Terra Industries, Inc.	6,800	70,380
#	Texas Industries, Inc.	2,100	143,325
* #	The Mosaic Co.	1,900	40,470
* #	Titanium Metals Corp.	17,300	553,081
	Tronox, Inc. Class B	2,136	31,762
*	U.S. Concrete, Inc.	3,600	22,392
*	United States Lime & Minerals, Inc.	500	17,340
	United States Steel Corp.	12,800	957,312
	Valhi, Inc.	12,400	331,204
	Valspar Corp.	11,000	307,780
	Vulcan Materials Co.	7,400	656,528

49

		Shares	Value†
	Wausau Paper Corp.	4,900	$73,304
*	Webco Industries, Inc.	10	820
	Westlake Chemical Corp.	6,400	209,600
	Weyerhaeuser Co.	22,400	1,448,832
	Worthington Industries, Inc.	7,100	131,350
* #	Zoltek Companies, Inc.	2,900	65,105
Total Materials			51,386,261

Other — (0.0%)
*	Petrocorp, Inc. Escrow Shares	100	6

Real Estate Investment Trusts — (0.0%)
	Capitalsource, Inc.	13,362	363,714
	Host Marriott Corp.	7,958	200,701
	Longview Fibre Co.	2,394	49,843
Total Real Estate Investment Trusts			614,258

Telecommunication Services — (2.8%)
*	@Road, Inc.	7,203	46,964
	Alaska Communications Systems Group, Inc.	3,000	45,270
	Alltel Corp.	38,834	2,203,441
* #	American Tower Corp.	42,100	1,594,327
	AT&T, Inc.	390,250	13,233,378
	BellSouth Corp.	128,500	5,729,815
*	Boston Communications Group, Inc.	261	532
* #	Broadwing Corp.	9,747	147,472
	CenturyTel, Inc.	9,700	412,735
*	Cincinnati Bell, Inc.	17,000	76,840
	Citizens Communications Co.	32,500	460,525
*	Cogent Communications Group, Inc.	5,900	93,515
	Commonwealth Telephone Enterprises, Inc.	1,800	75,006
	Consolidated Communications Holdings, Inc.	2,400	44,448
*	Crown Castle International Corp.	23,700	816,702
	CT Communications, Inc.	1,600	32,608
	D&E Communications, Inc.	300	3,807
*	Dobson Communications Corp.	15,500	134,075
	Embarq Corp.	13,363	687,526
* #	FiberTower Corp.	8,200	44,608
*	General Communications, Inc. Class A	5,300	80,878
*	IDT Corp.	700	9,422
*	IDT Corp. Class B	4,400	57,068
*	LCC International, Inc. Class A	1,100	3,883
*	Leap Wireless International, Inc.	6,800	385,900

50

		Shares	Value†
* #	Level 3 Communications, Inc.	97,000	$517,980
*	NeuStar, Inc.	7,600	252,700
*	NII Holdings, Inc.	16,700	1,084,331
	North Pittsburgh Systems, Inc.	1,500	36,375
*	Premiere Global Services, Inc.	7,500	61,125
	Price Communications Corp.	3,605	69,036
*	Qwest Communications International, Inc.	184,400	1,418,036
*	Rural Cellular Corp. Class A	100	1,191
*	SBA Communications Corp.	11,400	323,418
	Sprint Nextel Corp.	176,264	3,438,911
	SureWest Communications	500	12,380
*	TALK America Holdings, Inc.	1,900	15,162
	Telephone & Data Systems, Inc.	4,500	232,470
	Telephone & Data Systems, Inc. Special Shares	5,000	240,750
*	Time Warner Telecom, Inc.	11,800	215,232
*	United States Cellular Corp.	5,100	343,332
* #	US LEC Corp.	700	5,901
	USA Mobility, Inc.	600	14,604
	Verizon Communications, Inc.	291,200	10,174,528
	Windstream Corp.	30,122	419,901
*	Wireless Facilities, Inc.	2,100	4,914
Total Telecommunication Services			45,303,022

Utilities — (3.5%)
*	AES Corp.	69,300	1,619,541
	AGL Resources, Inc.	7,100	272,711
*	Allegheny Energy, Inc.	17,800	789,608
#	ALLETE, Inc.	2,700	125,901
	Alliant Energy Corp.	10,700	416,230
	Ameren Corp.	18,700	1,023,077
	American Electric Power Co., Inc.	40,300	1,672,853
	American States Water Co.	1,700	63,580
#	Aqua America, Inc.	13,734	328,380
*	Aquila, Inc.	27,900	127,782
	Atmos Energy Corp.	7,600	249,052
	Avista Corp.	3,200	86,176
	Black Hills Corp.	2,200	78,562
*	Cadiz, Inc.	700	14,462
	California Water Service Group	1,900	76,912
	Cascade Natural Gas Corp.	1,200	30,984
	CenterPoint Energy, Inc.	28,200	461,070
	Central Vermont Public Service Corp.	100	2,145
	CH Energy Group, Inc.	1,100	58,971
	Chesapeake Utilities Corp.	100	3,015
	Cleco Corp.	3,700	94,831
* #	CMS Energy Corp.	21,500	348,515
	Connecticut Water Services, Inc.	132	2,884
	Consolidated Edison, Inc.	25,200	1,215,144
	Constellation Energy Group	9,600	658,656
	Dominion Resources, Inc.	29,800	2,406,052
	DPL, Inc.	12,900	360,684
	DTE Energy Co.	16,200	762,858
	Duke Energy Corp.	128,964	4,090,738
	Duquesne Light Holdings, Inc.	4,600	92,920
*	Dynegy, Inc.	39,200	266,168

51

		Shares	Value†
	Edison International	32,500	$1,494,350
*	El Paso Electric Co.	3,400	84,456
#	Empire District Electric Co.	2,100	50,484
	Energen Corp.	7,800	353,808
	Energy East Corp.	13,900	339,577
	EnergySouth, Inc.	698	26,636
	Entergy Corp.	21,300	1,945,116
*	Environmental Power Corp.	200	1,500
	Equitable Resources, Inc.	13,300	576,954
	Exelon Corp.	65,300	3,965,669
	FirstEnergy Corp.	34,000	2,034,560
#	FPL Group, Inc.	41,100	2,190,630
	Great Plains Energy, Inc.	7,400	233,914
	Hawaiian Electric Industries, Inc.	7,900	213,774
	IDACORP, Inc.	2,800	111,972
	KeySpan Corp.	5,900	242,077
	Laclede Group, Inc.	400	14,632
	MDU Resources Group, Inc.	17,950	472,803
	MGE Energy, Inc.	1,400	48,104
	Middlesex Water Co.	50	930
*	Mirant Corp.	29,600	900,432
#	National Fuel Gas Co.	8,600	325,940
	New Jersey Resources Corp.	2,700	139,725
	Nicor, Inc.	4,400	218,020
	NiSource, Inc.	24,800	611,568
	Northeast Utilities, Inc.	13,900	389,617
	Northwest Natural Gas Co.	1,800	74,232
	NorthWestern Corp.	1,800	64,368
*	NRG Energy, Inc.	11,400	648,888
	NSTAR	10,000	351,800
	OGE Energy Corp.	8,500	333,370
#	Oneok, Inc.	11,500	497,260
	Otter Tail Corp.	1,900	58,406
#	Peoples Energy Corp.	2,400	104,136
	Pepco Holdings, Inc.	17,500	448,525
	PG&E Corp.	36,000	1,653,480
	Piedmont Natural Gas Co.	7,900	220,173
#	Pinnacle West Capital Corp.	9,000	444,060
#	PNM Resources, Inc.	6,350	194,945
	PPL Corp.	39,300	1,428,555
	Progress Energy, Inc.	23,000	1,098,710
	Public Service Enterprise Group, Inc.	10,800	725,976
	Puget Energy, Inc.	10,800	268,272
#	Questar Corp.	8,500	733,125
*	Reliant Energy, Inc.	29,199	391,851
	SCANA Corp.	9,600	396,096
	SEMCO Energy, Inc.	1,100	6,831
	Sempra Energy	26,600	1,449,700
*	Sierra Pacific Resources	21,500	353,030
	SJW Corp.	1,800	63,126
	South Jersey Industries, Inc.	1,800	60,030
	Southern Co.	76,600	2,776,750
#	Southern Union Co.	10,748	301,267
	Southwest Gas Corp.	2,700	101,358
#	Southwest Water Co.	1,970	25,669

52

	Shares	Value†
TECO Energy, Inc.	22,000	$373,780
TXU Corp.	49,300	2,829,327
UGI Corp.	11,100	312,798
UIL Holdings Corp.	1,833	78,764
Unisource Energy Corp.	3,300	121,209
Vectren Corp.	7,000	199,850
Westar Energy, Inc.	8,000	212,720
WGL Holdings, Inc.	2,900	95,845
Wisconsin Energy Corp.	10,700	500,546
WPS Resources Corp.	4,000	209,160
# Xcel Energy, Inc.	37,400	858,704
York Water Co.	600	10,722
Total Utilities		55,865,124
TOTAL COMMON STOCKS		1,483,383,379

RIGHTS/WARRANTS — (0.0%)
* Caliper Life Sciences, Inc. Warrants 08/10/11	67	108

	Free Amount
	(000)
TEMPORARY CASH INVESTMENTS — (7.5%)
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 5.30%, 12/01/06 (Collateralized by $105,672,412 FHLMC, rates ranging from 5.000% to 7.000%, maturities ranging from 11/01/35 to 11/01/36 & FNMA 5.861%(r), 03/01/36, valued at $100,864,552) to be repurchased at $97,941,166	$97,927	97,926,749
@ Repurchase Agreement, Morgan Stanley 5.30%, 12/01/06 (Collateralized by $14,620,000 FHLB Bonds 5.550%, 11/06/13, valued at $14,719,855) to be repurchased at $14,236,804	14,235	14,234,708
Repurchase Agreement, PNC Capital Markets, Inc. 5.19%, 12/01/06 (Collateralized by $9,236,000 FNMA 5.50%, 05/01/36, valued at $8,778,990) to be repurchased at $8,650,247	8,649	8,649,000
TOTAL TEMPORARY CASH INVESTMENTS		120,810,457

TOTAL INVESTMENTS - (100.0%)
(Cost $1,262,039,448)		$1,604,193,944

See accompanying Notes to Financial Statements.

53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The DFA Investment Trust Company

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series), The U.S. Small Cap Value Series, The U.S. Small Cap Series, The U.S. Micro Cap Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series, The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series (constituting series within The DFA Investment Trust Company, hereafter referred to as the “Series”) as of November 30, 2006, and for the year then ended and have issued our unqualified report thereon dated January 23, 2007 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Series’ investment portfolios (the “Portfolios”) as of November 30, 2006 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Series’ management. Our responsibility is to express an opinion on these Portfolios based on our audit. In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Series referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

DFA Investment Dimensions Group Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Large Cap International Portfolio (constituting one of the portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the “Fund”) as of November 30, 2006, and for the year then ended and have issued our unqualified report thereon dated January 23, 2007 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of November 30, 2006 appearing in Item 6 of this Form N-CSR.  This Portfolio is the responsibility of the Fund’s management.  Our responsibility is to express an opinion on this Portfolio based on our audit.  In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2007

ITEM 7.                                                    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.                                                    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9.                                                    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.                                              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                              CONTROLS AND PROCEDURES.

(a)                                  Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s Principal Executive Officer and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the Principal Executive Officer and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)                                 There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.                                               EXHIBITS.

(a)(1)       Code of Ethics is filed herewith.

(a)(2)                    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)                    This item is not applicable.

(b)                                 Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The DFA Investment Trust Company

By:	/s/David G. Booth
David G. Booth
Chairman, Trustee, President,
Chief Executive Officer and Chief Investment Officer

Date:  February 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/David G. Booth
David G. Booth
Principal Executive Officer
The DFA Investment Trust Company

Date:  February 6, 2007

By:	/s/Michael T. Scardina
Michael T. Scardina
Principal Financial Officer
The DFA Investment Trust Company

Date:  February 6, 2007